UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2014 through August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Municipal Bond Funds

August 31, 2014 (Unaudited)

JPMorgan Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 18, 2014 (Unaudited)

Dear Shareholder,

With a backdrop of continued accommodative policies among the world’s central banks and low growth, low inflation and low volatility, global financial markets performed well overall during the six months ended August 31, 2014. In the U.S., low borrowing costs, a surge in corporate mergers and healthy corporate earnings drove U.S. equity indices to successive record highs during the period. Fixed income markets also posted gains as long-term interest rates declined during the six month period and demand for debt securities outpaced supply. Bond yields, which generally move in the opposite direction of prices, tumbled lower over the six months and yields on longer maturity U.S. Treasury securities reached their lowest levels in more than a year. From May through June, market volatility retreated to lows not consistently seen since 2007, before spiking in July on geopolitical tensions, and then retreating again at the end of August. The Barclays U.S. Aggregate Index returned 2.74% for the six month period. The Standard & Poor’s 500 Index put an exclamation point on the six months by breaching the 2,000-point level for the first time and closing at a record high 2003.37 points on August 29, 2014.

“While both global bond and equity markets performed well during the past six months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices.”

In the broader U.S. economy, growth returned after a brief drop in the winter months and business investment and spending on durable goods also improved during the reporting period. While housing data were mixed, the unemployment rate dropped to 6.10% in August from 6.70% in March, and other jobs numbers showed meaningful improvement. In response to sustained improvement — particularly in jobs data — the U.S. Federal Reserve (the “Fed”) steadily reduced its Quantitative Easing program to $25 billion in monthly purchases of Treasury bonds and mortgage-backed securities by the end of August. Meanwhile, Fed Chairwoman Janet Yellen sought to reassure investors and the public at large that central bank policy would remain accommodative into 2015. In August, she reiterated that stance at a closely watched global economic conference in Jackson Hole, Wyoming.

While U.S. investors and policy makers were watching for signs of nascent inflationary pressures, the European Union began to confront the threat of potential price deflation. In an unprecedented move in June, European Central Bank President Mario Draghi cut the deposit rate to negative 0.10% from 0.00% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. Draghi followed up in August with a statement that acknowledged the need to spur job creation and signaled his commitment to support growth and head off a destructive deflationary spiral. In Japan, weaker-than-expected economic data fueled fears that policies aimed at reviving growth were faltering. Consumer spending shrank sharply, potentially due to an April increase in the nation’s consumption tax. Throughout the six month period, the Bank of Japan continued its aggressive program of bond purchases. For the six months ended August 31, 2014, the MSCI Europe, Australasian and Far East Index returned 4.02%.

Isolated geopolitical conflicts in Ukraine, Gaza and Iraq drove some investors toward so-called safe havens, particularly U.S. fixed income securities, but financial markets in general shrugged off much of the impact from these events. Elsewhere, a long-running dispute over restructured payments to holders of Argentina’s sovereign debt made headlines but had little effect on global bond markets.

Emerging markets generally performed well during the six month period, rebounding from a sell-off in late 2013. In China, domestic economic data weakened toward the end of the six month period. However, the government’s targeted stimulus appeared to be working to counter any slowdown in growth. Two of the world’s largest democracies, India and Indonesia, held generally peaceful elections, and Turkey’s prime minister was elected the next president, as expected. In Brazil, the death of opposition presidential candidate Eduardo Campos in an airplane crash raised uncertainty about the upcoming elections and prospects for change in Brazil’s economic policies. In Thailand, months of political unrest led to a military coup in May. For the six months ended August 31, 2014, the MSCI Emerging Markets Index returned 12.78%.

While both global bond and equity markets performed well during the past six months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices. Policymakers and economists stated their fear that investors had grown complacent amid the extended period of low volatility across stock, bond, foreign exchange and commodities markets. At the same time, moderate price inflation and a stronger dollar helped to dispel warnings that Fed policies would unleash rapid inflation and debase the U.S. currency. In the face of all these concerns, both bonds and equities generated positive returns for the six month period and rewarded those investors who maintained a diversified portfolio and a long-term perspective.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Financial markets generally performed well, primarily driven by the accommodative stance of central banks throughout the six months ended August 31, 2014. The U.S. economy rebounded from a drop in gross domestic product in the winter months and returned to steady, positive growth for the remainder of the reporting period. While signs of price inflation emerged, the employment rate and consumer spending remained below the U.S. Federal Reserve’s stated policy targets and allowed the central bank to hold its policy guidance constant over the course of the six month period. In this environment, long term interest rates declined. Demand for longer maturity debt outpaced supply as investors sought the relatively attractive yields of U.S. Treasury securities compared with yields on foreign government bonds in non-U.S. developed markets.

The municipal bond sector saw demand outstrip supply as state and local governments took on fewer new projects and instead turned their attention toward funding pensions and other fixed-cost budget items. After recording its worst performance in 19 years during calendar 2013, the municipal bond market recovered in 2014, and the Barclays Municipal Bond Index returned 4.19% for the six months ended August 31, 2014.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.01%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.92%

Net Assets as of 8/31/2014 (In Thousands)	$368,304
Duration as of 8/31/2014	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund moderately outperformed the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). The Fund’s underweight position in the government obligation sector and its overweight position in the water & sewer and leasing sectors contributed to performance relative to the Benchmark. The Fund’s longer duration in AA rated bonds relative to the Benchmark also contributed to relative performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund’s overweight position in the housing sector and its underweight position in the hospitals sector were the primary detractors from relative performance during the six month period. The Fund’s overweight position in BBB bonds also detracted from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector, and the Fund was underweight in lower yielding bonds, such as pre-refunded bonds. While the Fund began the reporting period with duration largely in line with the Benchmark, the Fund’s average duration lengthened and by the end of the period was largely in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	24.2%
AA	53.4
A	13.3
BBB	4.4
BB	0.6
NR	4.1

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — S&P, Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
Without Sales Charge		2.86%	7.42%	3.99%	3.57%
With Sales Charge**		(1.00)	3.42	3.20	3.18
CLASS B SHARES	January 14, 1994
Without CDSC		2.54	6.74	3.45	3.09
With CDSC***		(2.46)	1.74	3.09	3.09
CLASS C SHARES	November 4, 1997
Without CDSC		2.58	6.82	3.43	2.99
With CDSC****		1.58	5.82	3.43	2.99
SELECT CLASS SHARES	February 9, 1993	3.01	7.62	4.27	3.83

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper

Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.53%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.92%

Net Assets as of 8/31/2014 (In Thousands)	$170,422
Duration as of 8/31/2014	4.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Ohio Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund underperformed the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). U.S. interest rates overall declined during the period amid slower growth in the U.S. and Europe, and geopolitical issues in the Mideast and Ukraine. Interest rates on tax free bonds also fell during the reporting period.

The Fund’s underweight position and shorter duration relative to the Benchmark in the transportation and special tax sectors detracted from relative performance. The Fund’s bias toward higher quality fixed income securities also detracted from relative performance due to shorter duration and narrower yield spreads. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. Yield spreads measure the difference in yield between bonds of various maturities. Generally, a flatter yield curve indicates higher prices for lower quality bonds.

The Fund’s longer duration and overweight position relative to the Benchmark in local government obligation bonds and the education sector made a positive contribution to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s average duration expanded relative to the Benchmark as interest rates trended lower during the reporting period. The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund managers preferred essential service sectors. However, Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the Ohio municipal bond market.

CREDIT QUALITY ALLOCATIONS***
AAA	18.4%
AA	70.4
A	10.5
BBB	0.2
NR	0.5

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — S&P, Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		2.40%	6.43%	3.53%	3.48%
With Sales Charge**		(1.48)	2.39	2.74	3.09
CLASS B SHARES	January 14, 1994
Without CDSC		2.05	5.79	2.92	2.99
With CDSC***		(2.95)	0.79	2.56	2.99
CLASS C SHARES	February 19, 2005
Without CDSC		2.06	5.82	2.90	2.86
With CDSC****		1.06	4.82	2.90	2.86
SELECT CLASS SHARES	July 2, 1991	2.53	6.72	3.79	3.75

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.57%
Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	0.80%

Net Assets as of 8/31/2014 (In Thousands)	$2,908,591
Duration as of 8/31/2014	2.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund underperformed the Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”). The Fund’s cash position detracted from performance relative to the Benchmark as cash holdings had no return in the environment of declining interest rates. The Fund’s bias toward higher quality fixed-income securities also detracted from relative performance as yield spreads narrowed and prices rose for lower quality bonds. Yield spreads measure the difference in yields in bonds of various maturities. Industrial redevelopment/pollution control was the best performing subsector in the municipal revenue bond market and the Fund’s underweight position in the subsector detracted from performance relative to the Benchmark.

The Fund’s longer duration relative to the Benchmark in the AA-rated sector made a positive contribution to relative performance. The Fund’s overweight position and longer duration relative to the Benchmark in the water & sewer subsector also contributed to relative performance, as did the Fund’s longer duration position in the hospital subsector. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	32.8%
AA	53.5
A	12.9
BBB	0.3
NR	0.5

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — S&P, Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
Without Sales Charge		0.54%	2.43%	1.32%	2.07%
With Sales Charge**		(1.69)	0.13	0.86	1.84
CLASS B SHARES	May 4, 1998
Without CDSC		0.28	1.91	0.82	1.76
With CDSC***		(2.72)	(1.09)	0.82	1.76
CLASS C SHARES	November 1, 2001
Without CDSC		0.19	1.91	0.82	1.56
With CDSC****		(0.81)	0.91	0.82	1.56
INSTITUTIONAL CLASS SHARES	June 19, 2009	0.69	2.86	1.82	2.46
SELECT CLASS SHARES	May 4, 1998	0.57	2.63	1.56	2.32

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to its inception are based on the performance of Select Class Shares. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.43%
Barclays Municipal Bond Index	4.19%

Net Assets as of 8/31/2014 (In Thousands)	$311,127
Duration as of 8/31/2014	7.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund outperformed the Barclays Municipal Bond Index (the “Benchmark”). The Fund’s longer duration compared with the Benchmark made a positive contribution to performance as bond prices rose among maturities of six years and longer. The Fund’s longer duration holdings in the broad revenue bond and government obligation categories also helped relative performance, as did the Fund’s longer duration holdings in the transportation sector. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund’s underweight position in A and BBB rated bonds detracted from relative performance as lower quality fixed income securities outperformed higher quality ones during the reporting period. The Fund’s overweight position in short-duration, high quality pre-refunded sector bonds, and its zero allocation to industrial development/pollution control bonds also detracted from relative performance. The Fund’s allocation to cash, used in reserve for potential investment opportunities, also detracted from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. For liquidity, and to enhance the Fund’s overall credit quality, the Fund maintained its overweight versus the Benchmark in pre-refunded bonds.

CREDIT QUALITY ALLOCATIONS***
AAA	23.3%
AA	53.3
A	19.4
BBB	3.4
NR	0.6

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — S&P, Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
Without Sales Charge		4.43%	11.47%	4.60%	3.97%
With Sales Charge**		0.55	7.32	3.81	3.58
CLASS B SHARES	April 4, 1995
Without CDSC		4.08	10.66	3.88	3.39
With CDSC***		(0.92)	5.66	3.53	3.39
CLASS C SHARES	July 1, 2008
Without CDSC		4.10	10.68	3.87	3.21
With CDSC****		3.10	9.68	3.87	3.21
SELECT CLASS SHARES	February 1, 1995	4.53	11.61	4.77	4.15

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Barclays Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 94.2% (t)
	Alabama — 0.3%
	Other Revenue — 0.3%
1,000	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co. Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	1,023

	Alaska — 1.2%
	Housing — 0.1%
370	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, NATL-RE, 5.000%, 06/01/36	385

	Other Revenue — 1.1%
2,000	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., 5.250%, 04/01/27	2,327
1,585	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/23	1,584

		3,911

	Total Alaska	4,296

	Arizona — 2.7%
	Certificate of Participation/Lease — 0.8%
2,910	Pinal County, COP, 5.250%, 12/01/19	2,948

	Hospital — 0.3%
900	Gila County IDA, Cobre Valley Community Hospital Project, Rev., ACA, 6.000%, 09/12/14 (m) (p)	902

	Housing — 0.0% (g)
97	Maricopa County IDA, Single Family Mortgage, Series 1B, Rev., VAR, GNMA/FNMA/FHLMC COLL, 5.650%, 07/01/39	99

	Other Revenue — 0.7%
2,150	City of Tucson, Water System, Rev., 5.000%, 07/01/24	2,666

	Water & Sewer — 0.9%
2,645	City of Scottsdale, Water & Sewer System, Rev., 5.250%, 07/01/22	3,308

	Total Arizona	9,923

	Arkansas — 0.1%
	Housing — 0.1%
235	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., GNMA/FNMA, 5.500%, 01/01/37	250

	Special Tax — 0.0% (g)
105	City of Fayetteville, Sales & Use Tax Capital Improvement, Rev., AGM, 4.250%, 11/01/25	107

	Total Arkansas	357

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — 1.7%
	General Obligation — 0.3%
1,000	Alum Rock Union Elementary School District, Election of 2008, Series A, GO, AGC, 5.250%, 08/01/29	1,149

	Housing — 0.5%
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.375%, 08/01/28	1,481
355	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program, Series A, Rev., GNMA/FNMA/COLL, 5.400%, 12/01/36	367

		1,848

	Other Revenue — 0.9%
1,000	Bay Area Toll Authority, San Francisco Bay Area Toll Bridge, Rev., VAR, 1.875%, 04/01/19	1,022
2,000	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 08/01/26	2,362

		3,384

	Total California	6,381

	Colorado — 1.6%
	Certificate of Participation/Lease — 0.2%
625	Pueblo County Judicial Complex Project, COP, AGM, 5.000%, 09/15/21	729

	General Obligation — 0.3%
1,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, 5.250%, 12/15/20	1,213

	Hospital — 0.7%
2,415	Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project, Series B, Rev., 5.000%, 09/01/22	2,572

	Housing — 0.4%
	Denver City & County, Single Family Home Mortgage, Metropolitan Mayors Caucus Program,
45	Rev., GNMA COLL, 6.000%, 05/01/27 (m)	45
110	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 11/01/34 (m)	113
30	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/31 (m)	30
451	Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.550%, 12/01/39	477
361	El Paso County, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/COLL, 5.350%, 06/01/39	368

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
205	El Paso County, Single Family Mortgage, Southern Front Range Region Program, Series E, Rev., AMT, GNMA/FHLMC COLL, 5.850%, 04/01/41	209

		1,242

	Prerefunded — 0.0% (g)
35	Colorado Water Resources & Power Development Authority, Clean Water, Series A, Rev., 5.000%, 09/01/14 (p)	35

	Total Colorado	5,791

	Connecticut — 1.2%
	Other Revenue — 1.2%
	Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program,
800	Series A, Rev., 4.000%, 11/15/19	865
1,560	Series A, Rev., 5.250%, 11/15/23	1,812
1,500	Series A, Rev., 5.250%, 11/15/24	1,732

	Total Connecticut	4,409

	Delaware — 0.3%
	Housing — 0.2%
	Delaware State Housing Authority, Senior Single Family Mortgage,
290	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.550%, 07/01/39	315
335	Series D-1, Rev., AMT, 4.625%, 01/01/23	339

		654

	Other Revenue — 0.1%
570	Delaware State Housing Authority, Senior Single Family Mortgage, Series A-1, Rev., AMT, 4.900%, 07/01/29	607

	Total Delaware	1,261

	District of Columbia — 2.1%
	Other Revenue — 0.8%
	District of Columbia, Income Tax,
855	Series A, Rev., 5.000%, 12/01/18	1,000
1,720	Series B, Rev., 5.250%, 12/01/29	2,020

		3,020

	Transportation — 1.3%
4,000	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.250%, 07/01/25	4,656

	Total District of Columbia	7,676

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 9.8%
	Certificate of Participation/Lease — 1.3%
4,000	Collier County School Board, Master Lease Program, Series A, COP, AGM, 5.250%, 02/15/21 (m)	4,754

	Education — 0.8%
2,880	Capital Projects Finance Authority, Student Housing, Capital Projects Loan Program, Series F-1, Rev., NATL-RE, 5.500%, 10/01/14 (m)	2,881

	Housing — 1.5%
530	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/27	526
1,020	Escambia County Housing Finance Authority, Single Family Mortgage, Multi-County Program, Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.800%, 10/01/38	1,031
1,180	Florida Housing Finance Corp., Homeowner Mortgage Special Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	1,262
	Hillsborough County Housing Finance Authority, Single Family Mortgage,
355	Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 04/01/38	367
610	Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.400%, 10/01/27	610
240	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 10/01/36	244
775	Orange County Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA, 5.125%, 09/01/38	801
	Pinellas County Housing Finance Authority, Multi-County Program,
630	Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 09/01/27	659
70	Series B-1, Rev., GNMA/FNMA, 5.200%, 03/01/36	72

		5,572

	Other Revenue — 2.8%
835	Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project, Series A, Rev., AMT, AGM, 5.000%, 04/01/24	943
500	County of Escambia, Pollution Control, Gulf Power Company Project, Rev., VAR, 2.100%, 04/11/19	506

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
	Florida Housing Finance Corp., Homeowner Mortgage Special Program,
1,290	Series B, Rev., GNMA, 4.500%, 01/01/29	1,381
1,035	Series B, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/29	1,118
1,000	Florida Water Pollution Control Financing Corp., Water Pollution Control, Series A, Rev., 5.000%, 07/15/22	1,199
2,000	Palm Beach County Solid Waste Authority, Rev., BHAC, 5.500%, 10/01/22	2,383
1,000	Pasco County, Solid Waste Disposal & Resource Recovery System, Rev., AMT, 5.000%, 10/01/20	1,167
1,500	Tampa-Hillsborough County Expressway Authority, Series A, Rev., 5.000%, 07/01/27	1,709

		10,406

	Utility — 1.7%
5,000	City of Port St. Lucie, Utility Systems, Rev., NATL-RE, 5.250%, 09/01/24	6,069

	Water & Sewer — 1.7%
5,000	Tampa Bay Water Utility System, Rev., NATL-RE, FGIC, 5.500%, 10/01/22	6,307

	Total Florida	35,989

	Georgia — 3.9%
	Certificate of Participation/Lease — 1.7%
5,000	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/22	6,062

	General Obligation — 1.6%
5,000	Fulton County School District, GO, 5.500%, 01/01/21 (m)	6,030

	Housing — 0.2%
810	Atlanta Urban Residential Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series B, Rev., GNMA/FNMA/FHLMC COLL, 5.500%, 03/01/41	830

	Other Revenue — 0.4%
500	Burke County Development Authority, Pollution Control, Oglethorpe Power Corp. Vogtle Project, Series A, Rev., VAR, 2.400%, 04/01/20	505
1,000	Monroe County Development Authority, Oglethorpe Power Corp. Scherer Project, Series A, Rev., VAR, 2.400%, 04/01/20	1,012

		1,517

	Total Georgia	14,439

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hawaii — 1.4%
	General Obligation — 1.4%
	City & County of Honolulu,
1,470	Series D, GO, 5.250%, 09/01/26	1,728
2,900	Series D, GO, 5.250%, 09/01/27	3,397

	Total Hawaii	5,125

	Illinois — 3.2%
	Education — 0.9%
3,000	Chicago Board of Education, Unlimited Tax, Series C, GO, 5.250%, 12/01/24	3,160

	General Obligation — 0.6%
2,000	Chicago Board of Education, Series C, GO, AGC-ICC, 5.250%, 12/01/26	2,192

	Housing — 0.7%
	City of Aurora, Single Family Mortgage,
375	Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.500%, 12/01/39	392
452	Series B, Rev., GNMA/FNMA/FHLMC COLL, 5.450%, 12/01/39	461
	City of Chicago, Single Family Mortgage,
265	Series C, Rev., GNMA/FNMA/FHLMC COLL, 5.750%, 12/01/42	279
735	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 12/01/42,	781
685	Series K, Rev., FHLMC COLL, 5.350%, 06/01/43	699
25	City of Peoria, City of Moline & City of Freeport, Collateralized Single Family Mortgage, Series A, Rev., GNMA COLL, 7.600%, 04/01/27 (m)	25

		2,637

	Other Revenue — 1.0%
	Illinois Finance Authority, OSF Healthcare System,
500	Series A, Rev., 5.000%, 05/15/19	579
1,025	Series A, Rev., 5.000%, 05/15/20	1,191
1,700	Railsplitter Tobacco Settlement Authority, Rev., 5.250%, 06/01/20	1,998

		3,768

	Total Illinois	11,757

	Indiana — 1.6%
	Hospital — 0.6%
	Indiana Health & Educational Facility Financing Authority, Baptist Homes of Indiana,
1,095	Rev., 5.000%, 11/15/15	1,143
1,000	Rev., 5.250%, 11/15/25	1,020

		2,163

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.7%
	Indiana Housing & Community Development Authority, Home First Program,
890	Series A, Rev., GNMA/FNMA/COLL, 4.500%, 06/01/28	953
350	Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/28	378
1,250	Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project, Series A, Rev., 5.000%, 10/01/30	1,425

		2,756

	Water & Sewer — 0.3%
1,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., NATL-RE, 5.000%, 07/01/19	1,112

	Total Indiana	6,031

	Iowa — 0.1%
	Housing — 0.1%
410	Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	434

	Kansas — 0.2%
	Housing — 0.2%
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
320	Series A-3, Rev., GNMA/FNMA, 5.650%, 06/01/37	339
225	Series A-3, Rev., AMT, GNMA/FNMA/COLL, 5.500%, 06/01/28	230

	Total Kansas	569

	Louisiana — 1.6%
	Hospital — 0.1%
270	St. Tammany Public Trust Finance Authority, Christwood Project, Rev., 5.700%, 11/15/18 (m)	271

	Housing — 0.5%
990	Calcasieu Parish Public Trust Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.350%, 09/01/38	1,023
318	East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	324

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
500	Louisiana Housing Finance Agency, Single Family Mortgage, Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/40	512

		1,859

	Other Revenue — 1.0%
345	Louisiana Housing Finance Agency, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/COLL, 4.600%, 12/01/28	374
2,930	State of Louisiana, Gas & Fuels Tax, Second Lien, Series B, Rev., 5.000%, 05/01/26	3,438

		3,812

	Total Louisiana	5,942

	Maine — 0.1%
	Other Revenue — 0.1%
420	Maine State Housing Authority, Series B, Rev., 4.000%, 11/15/43	460

	Maryland — 0.2%
	Housing — 0.2%
335	Montgomery County Housing Opportunities Commission, Single Family Mortgage, Series D, Rev., AMT, 5.500%, 01/01/38	340
205	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	209

	Total Maryland	549

	Massachusetts — 7.2%
	Education — 0.9%
820	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series L, Rev., 5.250%, 07/01/33 (m)	1,109
	Massachusetts Health & Educational Facilities Authority, Springfield College,
1,050	Rev., 5.000%, 10/15/15	1,096
1,060	Rev., 5.000%, 10/15/17	1,165

		3,370

	General Obligation — 0.8%
2,500	Commonwealth of Massachusetts, Series B, GO, AGM, 5.250%, 09/01/21	3,095

	Housing — 0.3%
295	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., AMT, 4.900%, 12/01/21	302

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
750	New Bedford Housing Authority, Capital Funding Program, Series A, Rev., 3.900%, 10/01/14 (m)	752

		1,054

	Other Revenue — 3.5%
	Massachusetts Water Resources Authority,
7,925	Series B, Rev., AGM, 5.250%, 08/01/28	10,155
2,000	Series B, Rev., AGM, 5.250%, 08/01/29	2,555

		12,710

	Water & Sewer — 1.7%
5,000	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.250%, 08/01/24	6,371

	Total Massachusetts	26,600

	Michigan — 2.6%
	General Obligation — 0.3%
1,000	City of Detroit School District, Wayne County, School Building & Site Improvement, Series A, GO, Q-SBLF, 5.000%, 05/01/18	1,115

	Housing — 0.6%
2,030	Michigan State Housing Development Authority, Rental Housing, Series D, Rev., AMT, AGM, 4.950%, 04/01/21	2,064

	Other Revenue — 0.5%
1,705	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.000%, 12/01/20	1,927

	Water & Sewer — 1.2%
4,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/17	4,291

	Total Michigan	9,397

	Minnesota — 3.7%
	General Obligation — 0.8%
2,280	State of Minnesota, Various Purpose, Series A, GO, 5.000%, 10/01/21	2,784

	Housing — 0.8%
	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program,
921	Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.125%, 12/01/40	928
94	Series B, Rev., GNMA/FNMA/FHLMC COLL, 5.150%, 12/01/38	97
930	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 09/01/19 (m)	932

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
658	Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs, Series A-1, Rev., GNMA/FHLMC COLL, 5.250%, 12/01/40	678
250	Minnesota Housing Finance Agency, Residential Housing Finance, Series D, Rev., VAR, AMT, 5.500%, 01/01/38	257

		2,892

	Other Revenue — 2.1%
715	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program, GNMA/FHLMC COLL, Series A, Rev., 4.500%, 06/01/35	764
1,040	Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs, Series A-2, Rev., GNMA/FHLMC COLL, 5.520%, 03/01/41	1,112
740	Minnesota Housing Finance Agency, Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 07/01/40	790
	Minnesota Housing Finance Agency, Home Ownership Finance, Mortgage-Backed Securities Program,
1,165	Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.250%, 07/01/28	1,239
525	Series D, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 07/01/34	561
	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation,
1,015	Rev., 5.250%, 08/01/24	1,191
1,070	Rev., 5.250%, 08/01/25	1,245
825	Rev., 5.250%, 08/01/26	939

		7,841

	Total Minnesota	13,517

	Mississippi — 1.0%
	Housing — 0.6%
2,240	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/38	2,354

	Other Revenue — 0.4%
1,200	Mississippi Home Corp., Home Ownership Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 12/01/31	1,278

	Total Mississippi	3,632

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Missouri — 1.4%
	Housing — 0.8%
	Missouri Housing Development Commission, Single Family Mortgage, Home Ownership Loan Program,
935	Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/35	973
220	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.050%, 03/01/38	226
480	Series D, Rev., AMT, GNMA, 6.000%, 03/01/36	505
520	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/37	538
590	Missouri Housing Development Commission, Single Family Mortgage, Special Home Ownership Loan Program, Series E-1, Rev., FHLMC, 5.000%, 11/01/27	633

		2,875

	Transportation — 0.6%
2,105	City of St. Louis, Lambert-St. Louis International Airport, Series B, Rev., AMT, AGM, 5.000%, 07/01/19	2,315

	Total Missouri	5,190

	Montana — 0.0% (g)
	Housing — 0.0% (g)
20	Montana Board of Housing, Single Family Mortgage, Series B, Rev., 5.500%, 12/01/37	20

	Nevada — 0.4%
	Housing — 0.0% (g)
176	Nevada Rural Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FHLMC COLL, 5.200%, 11/01/40	176

	Other Revenue — 0.4%
1,360	Las Vegas Convention & Visitors Authority, Rev., AMBAC, 5.000%, 07/01/29	1,435

	Total Nevada	1,611

	New Hampshire — 1.8%
	Education — 1.2%
3,545	City of Manchester, School Facilities, Rev., NATL-RE, 5.500%, 06/01/24	4,501

	Housing — 0.3%
820	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 07/01/38	890

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.3%
900	City of Manchester, School Facilities, Rev., NATL-RE, 5.500%, 06/01/27	1,178

	Total New Hampshire	6,569

	New Jersey — 2.2%
	Education — 0.4%
1,215	Egg Harbor Township Board of Education, GO, AGM, 5.750%, 07/15/24	1,568

	Other Revenue — 1.1%
500	Gloucester County Improvement Authority, Solid Waste Resource Recovery, Waste Management, Inc., Project, Series A, Rev., VAR, 2.125%, 12/01/17	520
250	New Jersey Educational Facilities Authority, College of New Jersey Issue, Series A, Rev., 5.000%, 07/01/18	285
500	New Jersey Higher Education Student Assistance Authority, Senior Student Loan, Series 1A, Rev., AMT, 5.000%, 12/01/19	574
2,550	Tobacco Settlement Financing Corp., Series 1A, Rev., 5.000%, 06/01/19	2,713

		4,092

	Transportation — 0.7%
2,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 5.500%, 12/15/21	2,367

	Total New Jersey	8,027

	New Mexico — 0.6%
	Housing — 0.6%
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
1,095	Series B-3, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 07/01/28	1,103
275	Series C, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 01/01/37	288
860	Series D-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 01/01/37	900

	Total New Mexico	2,291

	New York — 6.1%
	Certificate of Participation/Lease — 0.3%
1,000	New York State Dormitory Authority, Personal Education, Series C, Rev., 5.000%, 03/15/26	1,130

	Housing — 0.3%
985	New York State Mortgage Agency, 39th Series, Rev., 5.000%, 04/01/28	1,051

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 3.8%
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Rev., 5.000%, 11/15/29	3,493
	New York City Transitional Finance Authority, Future Tax,
1,445	Series A, Rev., 5.000%, 11/01/22	1,745
1,080	Series B, Rev., 5.000%, 02/01/25	1,268
	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Fund, 2nd Resolution,
2,500	Series A, Rev., 5.250%, 06/15/27	2,920
3,000	Series B, Rev., 5.000%, 06/15/28	3,528
1,000	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, General Purpose, Series B, Rev., 5.000%, 11/15/29	1,173

		14,127

	Special Tax — 0.7%
2,000	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.250%, 02/15/24	2,342

	Transportation — 1.0%
3,145	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., 5.250%, 11/15/24	3,733

	Total New York	22,383

	North Carolina — 3.3%
	Education — 1.2%
2,300	Board of Governors of the University of North Carolina, Appalachian State/UNC Charlotte, Series B1, Rev., 5.250%, 10/01/23	2,693
1,355	University of North Carolina System, Series A, Rev., 5.250%, 10/01/23	1,579

		4,272

	Housing — 0.3%
115	Asheville Housing Authority, Multi-Family Housing, Battery Park Apartments, Series A, Rev., GNMA, 3.900%, 08/20/15 (m)	116
	North Carolina Housing Finance Agency, Home Ownership,
210	Series 26-A, Rev., AMT, 5.500%, 01/01/38	213
885	Series 30-A, Rev., AMT, 5.500%, 01/01/39	917

		1,246

	Other Revenue — 0.7%
1,000	County of Randolph, Limited Obligation, Series B, Rev., 5.000%, 10/01/26	1,217

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
1,250	Wake County, Hammond Road Detention Center, Rev., 5.000%, 06/01/24	1,446

		2,663

	Water & Sewer — 1.1%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/22	3,941

	Total North Carolina	12,122

	North Dakota — 1.6%
	Housing — 0.3%
1,130	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series B, Rev., 5.000%, 07/01/28	1,210

	Industrial Development Revenue/Pollution Control Revenue — 0.6%
2,000	McLean County, Solid Waste Facilities, Great River Energy Project, Series A, Rev., 4.875%, 07/01/26	2,148

	Other Revenue — 0.7%
	North Dakota Housing Finance Agency, Home Mortgage Finance Program,
1,260	Series D, Rev., 4.500%, 01/01/29	1,337
955	Series F, Rev., AMT, 4.500%, 01/01/35	1,028

		2,365

	Total North Dakota	5,723

	Ohio — 2.0%
	General Obligation — 0.5%
1,500	Lakota Local School District, Unlimited Tax, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/25	1,907

	Housing — 0.5%
60	Cuyahoga County, Multi-Family Housing Mortgage, Carter Manor Apartments Project, Rev., GNMA, 4.000%, 09/20/14 (m)	60
5	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities Program, Series B, Rev., AMT, GNMA COLL, 4.650%, 09/01/20 (m)	5
	Summit County Port Authority, Eastland Woods Project, Multi-Family Housing,
45	Series A, Rev., FHA, GNMA COLL, 4.000%, 12/20/14 (m)	45
580	Series A, Rev., FHA, GNMA COLL, 4.350%, 12/20/19 (m)	592
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 12/20/26 (m)	1,042

		1,744

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
830	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19 (m)	831
110	Cleveland-Cuyahoga County Port Authority, Council for Economic Opportunities Project, Series A, Rev., LOC: Fifth Third Bank, 6.250%, 05/15/16 (m)	110

		941

	Other Revenue — 0.7%
1,300	American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Rev., 5.250%, 02/15/21	1,483
1,000	City of Columbus, Sewerage System, Series A, Rev., 5.000%, 06/01/23	1,133
60	Ohio Housing Finance Agency, Single Family Mortgage, Series 1, Rev., 5.000%, 11/01/28	64

		2,680

	Total Ohio	7,272

	Oklahoma — 0.7%
	Housing — 0.4%
87	IDK Partners III Trust, Mortgage Pass-Through Certificates, Series A, Rev., 5.100%, 08/01/23 (i)	87
	Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program,
1,065	Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.400%, 10/01/38	1,076
275	Series A-2, Rev., GNMA, 5.700%, 04/01/36	278

		1,441

	Other Revenue — 0.3%
1,060	Oklahoma Housing Finance Agency, Homeownership Loan Program, Single Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.375%, 09/01/27	1,117

	Total Oklahoma	2,558

	Oregon — 1.6%
	Housing — 1.0%
1,145	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 11/01/23 (m)	1,146
2,465	Oregon State Facilities Authority, Multi-Family Housing, Cascadian Terrace Apartments, Series A, Rev., VAR, LOC: Bank of the West, 5.100%, 11/01/17 (m)	2,471

		3,617

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.6%
2,165	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., AMT, 5.000%, 07/01/30	2,339

	Total Oregon	5,956

	Pennsylvania — 3.3%
	Education — 1.3%
4,000	University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project, Series B, Rev., 5.250%, 09/15/26	4,689

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
1,250	Bucks County Industrial Development Authority, Waste Management, Inc., Project, Rev., VAR, AMT, 1.375%, 02/01/17	1,253

	Other Revenue — 1.6%
	Allegheny County Airport Authority, Pittsburgh International Airport,
1,500	Series A-1, Rev., 5.000%, 01/01/22	1,690
600	Series A-1, Rev., 5.000%, 01/01/26	661
2,000	Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative, Rev., 5.000%, 04/15/19	2,274
1,250	State Public School Building Authority, Philadelphia School District Project, Rev., 5.000%, 04/01/27	1,411

		6,036

	Total Pennsylvania	11,978

	Rhode Island — 0.8%
	Other Revenue — 0.8%
2,600	Rhode Island Economic Development Corp., Series B, Rev., 5.000%, 07/01/22	2,971

	South Carolina — 2.1%
	General Obligation — 1.9%
5,855	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/24	6,786

	Other Revenue — 0.2%
735	South Carolina State Housing Finance & Development Authority, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/28	795

	Total South Carolina	7,581

	South Dakota — 0.2%
	Housing — 0.2%
885	South Dakota Housing Development Authority, Home Ownership Mortgage, Series E, Rev., 6.000%, 11/01/38	894

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Tennessee — 2.9%
	Housing — 0.8%
450	Tennessee Housing Development Agency, Home Ownership Program, Series 2007-1, Rev., AMT, 5.500%, 01/01/38	468
	Tennessee Housing Development Agency, Housing Finance Program,
1,415	Series A-1, Rev., 5.000%, 01/01/27	1,511
940	Series A-2, Rev., 4.200%, 07/01/25	1,001

		2,980

	Other Revenue — 0.5%
1,415	Tennessee Housing Development Agency, Home Ownership Program, Series 1C, Rev., AMT, 3.750%, 01/01/25	1,435
480	Tennessee Housing Development Agency, Residential Finance Program, Series 2B, Rev., 4.000%, 07/01/43	527

		1,962

	Transportation — 0.3%
1,000	Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.750%, 07/01/25	1,149

	Utility — 0.6%
2,000	Tennessee Energy Acquisition Corp., Gas Project, Series A, Rev., 5.250%, 09/01/21	2,310

	Water & Sewer — 0.7%
2,000	Nashville & Davidson County Metropolitan Government, Water & Sewer, Series A, Rev., AGM, 5.250%, 01/01/21	2,436

	Total Tennessee	10,837

	Texas — 8.5%
	General Obligation — 2.7%
4,000	Fort Bend County, Limited Tax, GO, 5.250%, 03/01/28	4,528
2,000	Socorro Independent School District, Series A, GO, PSF-GTD, 5.000%, 08/15/24	2,508
2,500	Wichita Falls Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/01/25	2,752

		9,788

	Housing — 1.2%
1,115	Nortex Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Housing, Series A, Rev., GNMA/FNMA/COLL, 5.500%, 07/01/38	1,152
225	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series D, Rev., AMT, 4.400%, 03/01/28	229

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
752	Texas State Affordable Housing Corp., Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC COLL, 5.300%, 10/01/39	776
1,960	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., VAR, GNMA/FNMA/FHLMC COLL, 5.350%, 09/01/39	2,002
333	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.350%, 12/01/39	360

		4,519

	Industrial Development Revenue/Pollution Control Revenue — 1.4%
	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Limited Partnership Project,
900	Rev., 4.700%, 05/01/18	984
4,000	Rev., 5.000%, 02/01/23	4,370

		5,354

	Other Revenue — 1.7%
1,295	Texas Department of Housing & Community Affairs, Residential Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/29	1,397
2,000	Texas Transportation Commission, Mobility Fund, GO, 5.000%, 10/01/24	2,502
2,000	Texas Transportation Commission, State Highway Improvement, First Tier, Rev., 5.000%, 04/01/26	2,214

		6,113

	Water & Sewer — 1.5%
5,000	Texas Water Development Board, State Revolving Fund, Sub Lien, Series B, Rev., 5.250%, 07/15/24	5,602

	Total Texas	31,376

	Utah — 1.4%
	Certificate of Participation/Lease — 0.3%
970	Utah Transit Authority, Sales Tax, Series C, Rev., AGM, 5.250%, 06/15/29	1,225

	Education — 1.1%
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., NATL-RE, 5.250%, 04/01/23	4,014

	Total Utah	5,239

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Vermont — 0.2%
	Other Revenue — 0.2%
730	Vermont Housing Finance Agency, Multiple Purpose, Series B, Rev., AMT, 4.125%, 11/01/42	751

	Virginia — 1.3%
	Other Revenue — 1.3%
2,050	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.250%, 08/01/21	2,366
2,000	Virginia Public School Authority, School Financing, Series B, Rev., 5.000%, 08/01/24	2,500

	Total Virginia	4,866

	Washington — 1.2%
	General Obligation — 0.7%
2,000	State of Washington, Motor Vehicle Fuel, Series B, GO, 5.000%, 07/01/22	2,437

	Other Revenue — 0.5%
500	Chelan County Public Utility District No.1, Series A, Rev., AMT, 5.500%, 07/01/26	578
1,300	Port of Seattle, Series B, Rev., AMT, 5.000%, 09/01/25	1,489

		2,067

	Total Washington	4,504

	West Virginia — 0.8%
	Other Revenue — 0.8%
2,690	West Virginia Economic Development Authority, Correctional Juvenile & Public Safety Facilities, Series A, Rev., 5.000%, 06/01/29	3,066

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — 2.0%
	Hospital — 1.4%
5,000	State of Wisconsin, Health & Education, Private Placement, Rev., VAR, 4.280%, 05/01/29 (i)	5,084

	Other Revenue — 0.6%
2,000	State of Wisconsin, General Fund Annual Appropriation, Series A, Rev., 5.750%, 05/01/29	2,368

	Total Wisconsin	7,452

	Total Municipal Bonds (Cost $327,034)	346,795

SHARES
Investment Company — 1.4%
389	Nuveen Premium Income Municipal Fund, Inc., LIQ: Barclays Bank plc, 03/01/40, 0.150% (m) (Cost $5,430)	5,299

Short-Term Investment — 2.9%
	Investment Company — 2.9%
10,861	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $10,861)	10,861

	Total Investments — 98.5% (Cost $343,325)	362,955
	Other Assets in Excess of Liabilities — 1.5%	5,349

	NET ASSETS — 100.0%	$368,304

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 98.7% (t)
	California — 0.7%
	General Obligation — 0.7%
1,500	Napa Valley Community College District, Napa & Sonoma Counties, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/20	1,241

	Florida — 0.6%
	Transportation — 0.6%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT, AGM-CR, XLCA, 5.000%, 10/01/19	1,050

	Hawaii — 0.9%
	Water & Sewer — 0.9%
1,500	Honolulu City & County Board of Water Supply, Water System, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/19	1,614

	Illinois — 2.2%
	Special Tax — 1.2%
2,000	Chicago Park District, Unlimited Tax, Series D, GO, NATL-RE, FGIC, 5.000%, 01/01/21 (m)	2,096

	Water & Sewer — 1.0%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/20	1,625

	Total Illinois	3,721

	Kansas — 0.8%
	Prerefunded — 0.8%
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (m) (p)	1,387

	Louisiana — 1.0%
	Prerefunded — 1.0%
1,685	Jefferson Parish Finance Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (m) (p)	1,655

	New York — 0.6%
	General Obligation — 0.6%
985	City of New York, Unrefunded Balance, Series E, GO, AGM, 5.000%, 11/01/17	993

	Ohio — 88.9%
	Certificate of Participation/Lease — 4.0%
	Ohio State Building Authority, State Facilities, Administrative Building Fund Projects,
1,835	Series A, Rev., 5.000%, 10/01/24	2,110
1,000	Series B, Rev., 5.000%, 10/01/23	1,165
1,220	Series B, Rev., 5.000%, 10/01/24	1,417
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue System Project, COP, 5.000%, 09/01/18	2,075

		6,767

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — 4.4%
1,405	Delaware & Franklin Counties, Olentangy Local School District, School Facilities Construction & Improvement, Unlimited Tax, GO, 5.000%, 12/01/22	1,599
1,400	Stark & Portage Counties, Lake Local School District, School Improvement, GO, AGM, 5.000%, 12/01/19 (m)	1,450
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University 2006 Project, Rev., NATL-RE, 5.250%, 12/01/19	1,981
2,185	State of Ohio, Higher Educational Facility, Otterbein College 2008 Project, Series A, Rev., 5.500%, 12/01/23	2,438

		7,468

	General Obligation — 28.7%
1,530	Beavercreek City School District, Counties of Greene & Montgomery, School Improvement, Unlimited Tax, GO, 5.000%, 12/01/23	1,771
	Central Ohio Solid Waste Authority, Solid Waste Facilities Improvement, Limited Tax,
1,170	GO, 5.000%, 12/01/26	1,377
1,610	GO, 5.000%, 12/01/29	1,866
	City of Avon,
1,000	Series B, GO, 5.000%, 12/01/24	1,149
1,000	Series B, GO, 5.000%, 12/01/25	1,145
1,500	City of Cincinnati, Unlimited Tax, Various Purpose, Series C, GO, 5.000%, 12/01/18	1,668
2,200	City of Cleveland, Various Purpose, Series A, GO, AGC, 5.000%, 12/01/22	2,435
1,500	City of Columbus, Limited Tax, Various Purpose, Series B, GO, 5.000%, 08/15/28	1,797
1,500	City of Columbus, Unlimited Tax, Various Purpose, Series A, GO, 5.000%, 07/01/25	1,764
	City of Strongsville, Limited Tax, Various Purpose,
1,000	GO, 5.000%, 12/01/24	1,116
1,000	GO, 5.000%, 12/01/25	1,112
2,500	County of Butler, Lakota Local School District, Unlimited Tax, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,153
	County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction & Improvement, Unlimited Tax,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,208
3,000	GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,769
1,800	GO, NATL-RE, FGIC, 5.250%, 12/01/25	2,266
1,000	Franklin & Licking Counties, New Albany Plain Local School District, Various Purpose, Unlimited Tax, GO, 5.000%, 12/01/25	1,156

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
1,775	Franklin County, Columbus City School District, Capital Appreciation, School Facilities Construction & Improvement, Series B, GO, Zero Coupon, 12/01/18	1,663
1,000	Franklin County, Columbus City School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/24	1,159
1,000	Franklin, Delaware & Union Counties, Dublin City School District, Capital Appreciation, Unlimited Tax, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	995
1,000	Franklin, Delaware & Union Counties, Dublin City School District, School Facilities Construction & Improvement, Unlimited Tax, GO, 5.000%, 12/01/24	1,163
2,450	Lakewood City School District, Capital Appreciation, GO, AGM, Zero Coupon, 12/01/17	2,362
1,430	Marysville Exempt Village School District, School Improvement, Unlimited Taxes, GO, AGM, 5.000%, 12/01/21 (m)	1,515
1,500	State of Ohio, Common Schools, Series B, GO, 5.000%, 09/15/26	1,782
2,720	State of Ohio, Conservation Projects, Series A, GO, 5.000%, 09/01/16	2,972
1,750	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 09/01/23	2,010
1,380	Sylvania City School District, School Improvement, Unlimited Tax, GO, AGC, 5.000%, 12/01/23	1,524
1,000	Toledo City School District, School Facilities Improvement, Unlimited Tax, GO, 5.000%, 12/01/23	1,179
1,905	Westlake City School District, Capital Appreciation, School Improvement, Unlimited Tax, Series B, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15 (m)	1,893

		48,969

	Hospital — 4.9%
2,500	County of Richland, Hospital Facilities, Medcentral Health System Obligated Group, Rev., 5.125%, 11/15/16 (p)	2,754
	State of Ohio, Hospital, Cleveland Clinic Health System Obligated Group,
2,000	Series A, Rev., 5.000%, 01/01/26	2,207
1,500	Series B, Rev., 5.000%, 01/01/25	1,680
	State of Ohio, University Hospital Health System, Inc.,
550	Series A, Rev., 5.000%, 01/15/24	613
1,000	Series A, Rev., 5.250%, 01/15/23	1,132

		8,386

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 3.8%
120	County of Cuyahoga, Multi-Family Housing Mortgage, Clifton Plaza Apartments Project, Rev., GNMA COLL, 4.150%, 06/20/15 (m) (p)	122
700	County of Cuyahoga, Multi-Family Housing, Allerton Apartments Project, Series A, Rev., FHA, GNMA COLL, 4.900%, 08/20/22	748
165	County of Montgomery, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/15 (m)	169
265	County of Trumbull, Multi-Family Housing, Royal Mall Apartments Project, Series A, Rev., FHA/GNMA, 4.800%, 05/20/17	275
	Ohio Housing Finance Agency,
1,000	Series A, Rev., AGM, 5.000%, 04/01/22	1,100
500	Series A, Rev., AGM, 5.000%, 04/01/27	545
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/21	1,465
235	Ohio Housing Finance Agency, Multi-Family Housing, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	237
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities Program,
345	Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16 (m)	356
30	Series F, Rev., GNMA/FNMA/FHLMC, 4.250%, 09/01/16	30
640	Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 09/01/23	664
695	Summit County Port Authority, Multi-Family Housing, Callis Tower Apartments Project, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	709

		6,420

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
465	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19 (m)	465

	Other Revenue — 21.4%
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	2,568
	City of Cleveland, Parking Facilities,
930	Rev., AGM, 5.250%, 09/15/21	1,087
440	Rev., AGM, 5.250%, 09/15/21 (p)	545
1,000	City of Toledo, Water System, Series A, Rev., 5.000%, 11/15/25	1,153

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
1,310	County of Cuyahoga, Economic Development, Shaker Square Project, Series D, Rev., 5.000%, 12/01/25	1,461
1,000	County of Franklin, Hospital Facilities, OhioHealth Corp., Rev., 5.000%, 05/15/27	1,153
1,000	County of Hamilton, Series A, Rev., AMBAC, 5.000%, 12/01/18	1,097
1,285	Cuyahoga Community College District, General Receipts, Series D, Rev., 5.000%, 08/01/27	1,466
1,000	Franklin County, Convention Facilities Authority, Tax & Lease Anticipation Bonds, Rev., 5.000%, 12/01/22	1,120
300	Miami University, General Receipts, Rev., 5.000%, 09/01/19	355
1,745	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series A, Rev., 5.000%, 10/01/22	2,016
2,000	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	2,541
	Ohio State University, General Receipts,
85	Series D, Rev., 5.000%, 12/01/26 (p)	109
85	Series D, Rev., 5.000%, 12/01/27 (p)	110
500	Ohio State University, General Receipts, Special Purpose, Series A, Rev., 5.000%, 06/01/28	589
	Ohio State University, General Receipts, Unrefunded Balance,
1,915	Series D, Rev., 5.000%, 12/01/26	2,424
1,915	Series D, Rev., 5.000%, 12/01/27	2,433
	RiverSouth Authority, RiverSouth Area Redevelopment,
2,550	Series A, Rev., 5.000%, 12/01/15 (m) (p)	2,703
1,235	Series A, Rev., 5.000%, 12/01/21	1,477
2,000	State of Ohio, Cultural & Sports Capital Appreciation Facilities, Series A, Rev., 5.250%, 10/01/20	2,388
2,000	State of Ohio, Higher Educational Facility, University of Dayton 2013 Project, Rev., 5.000%, 12/01/28	2,290
1,235	State of Ohio, Parks & Recreation Capital Facilities, Series II-A, Rev., 5.000%, 12/01/20	1,468
	State of Ohio, University Hospital Health System, Inc.,
1,500	Series A, Rev., 5.000%, 01/15/20	1,741
1,000	Series A, Rev., 5.000%, 01/15/28	1,133
1,000	Wright State University, General Receipts, Series A, Rev., 5.000%, 05/01/26	1,131

		36,558

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 4.4%
115	Central Ohio Solid Waste Authority, Solid Waste Facilities Improvement, Limited Tax, GO, 5.000%, 06/01/22 (p)	142
2,000	Delaware & Franklin Counties, Olentangy Local School District, Various Purpose, Unlimited Tax, GO, AGM, 5.000%, 06/01/16 (p)	2,165
1,000	Franklin, Delaware & Union Counties, Dublin City School District, School Facilities Construction & Improvement, Unlimited Tax, GO, NATL-RE, 5.000%, 06/01/16 (p)	1,083
	Lebanon City School District, School Construction,
355	Series A, GO, AGM, 5.000%, 06/01/15 (p)	368
765	Series A, GO, AGM, 5.000%, 12/01/21	792
	State of Ohio, Revitalization Project,
2,500	Series A, Rev., 5.000%, 04/01/18 (p)	2,880

		7,430

	Private Placement — 0.0% (g)
71	City of Columbus, Clintonville II Street Light Assessment, Private Placement, GO, 4.400%, 09/01/15 (m)	72

	Special Tax — 0.9%
1,240	City of Cleveland, Various Purpose, GO, 5.000%, 12/01/26	1,460

	Transportation — 6.5%
	City of Cleveland, Airport System,
2,000	Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,323
1,500	Series C, Rev., AGM, 5.000%, 01/01/19	1,620
2,000	Columbus Regional Airport Authority, Rev., NATL-RE, 5.000%, 01/01/19	2,162
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/22	2,248
1,185	Series A, Rev., 5.000%, 02/15/23	1,321
1,250	State of Ohio, Major New State Infrastructure Project, Series 2007-1, Rev., AGM, 5.000%, 06/15/17	1,401

		11,075

	Utility — 2.6%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project, Series A, Rev., AGC, 5.000%, 02/15/24	1,101
1,000	City of Cleveland, Public Power System, Series A-1, Rev., NATL-RE, FGIC, 5.000%, 11/15/20	1,087
	City of Hamilton, Electric System,
950	Series A, Rev., AGC, 5.000%, 10/01/20	1,100
1,000	Series A, Rev., AGC, 5.000%, 10/01/21	1,145

		4,433

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 7.0%
1,000	City of Akron, Waterworks System, Rev., AGC, 5.000%, 03/01/18	1,139
	City of Cincinnati, Water System,
1,500	Series A, Rev., 5.000%, 12/01/18	1,653
1,000	Sub Series B, Rev., NATL-RE, 5.000%, 12/01/22	1,110
1,220	City of Cleveland, Waterworks, Series O, Rev., NATL-RE, 5.000%, 01/01/19	1,335
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Pollution Control Fund, Water Quality, Series B, Rev., Zero Coupon, 06/01/17	1,958
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 12/01/23	2,283
2,000	Ohio State Water Development Authority, Fresh Water, Rev., 5.500%, 12/01/21	2,507

		11,985

	Total Ohio	151,488

	Texas — 3.0%
	General Obligation — 1.6%
1,000	Northside Independent School District, Unlimited Tax, Series D, GO, PSF-GTD, 5.000%, 06/15/18	1,083
1,500	Texas State Transportation Commission, Mobility Fund, GO, 5.000%, 04/01/16 (p)	1,612

		2,695

	Prerefunded — 1.4%
2,500	Southeast Texas Housing Finance Corp., Single Family Mortgage, Rev., NATL-RE, Zero Coupon, 09/01/17 (m) (p)	2,446

	Total Texas	5,141

	Total Municipal Bonds (Cost $155,081)	168,290

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.6%
	Investment Company — 0.6%
951	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010%, (b) (l) (m) (Cost $951)	951

	Total Investments — 99.3% (Cost $156,032)	169,241
	Other Assets in Excess of Liabilities — 0.7%	1,181

	NET ASSETS — 100.0%	$170,422

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligation — 0.0% (g)
	Agency CMO — 0.0% (g)
518	Federal National Mortgage Association REMIC, Series 2002-36, Class FS, VAR, 0.655%, 06/25/32 (Cost $518)	522

Monthly Demand Notes — 1.1%
	Connecticut — 0.2%
	Other Revenue — 0.2%
5,775	State of Connecticut, Health & Educational Facility Authority, Series B, Rev., VRDO, 0.654%, 10/01/14	5,785

	Kansas — 0.1%
	Other Revenue — 0.1%
2,000	State of Kansas, Department of Transportation, Highway, Series B-3, Rev., VAR, 0.344%, 10/01/14	2,000

	Louisiana — 0.5%
	General Obligation — 0.2%
5,000	East Baton Rouge Sewerage Commission, Series A, Rev., VRDO, 0.609%, 10/01/14	5,002

	Other Revenue — 0.3%
9,500	State of Louisiana, Gasoline & Fuels Tax, Second Lien Revenue, Libor Index, Series A, Rev., VAR, 0.579%, 10/01/14	9,562

	Total Louisiana	14,564

	New Jersey — 0.2%
	Other Revenue — 0.2%
	New Jersey Turnpike Authority,
3,000	Series B-1, Rev., VRDO, 0.374%, 10/01/14	3,001
4,000	Series B-3, Rev., VRDO, 0.675%, 10/01/14	4,003

	Total New Jersey	7,004

	North Carolina — 0.1%
	Other Revenue — 0.1%
2,000	University of North Carolina, Series A, Rev., 0.554%, 10/01/14	2,003

	Total Monthly Demand Notes (Cost $31,276)	31,356

Municipal Bonds — 86.1% (t)
	Alabama — 1.2%
	General Obligation — 0.1%
3,030	City of Huntsville, School-Capital Improvement, Series C, GO, 5.000%, 09/01/22 (w)	3,698

	Other Revenue — 1.1%
750	Alabama Public School & College Authority, Capital Improvement Pool Refunding, Series 2014-A, Rev., 5.000%, 02/01/21	903

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	Auburn University, General Fee,
1,000	Series A, Rev., 5.000%, 06/01/15	1,036
2,210	Series A, Rev., 5.000%, 06/01/23	2,705
2,350	Series A, Rev., 5.000%, 06/01/25	2,880
2,000	Series A, Rev., 5.000%, 06/01/26	2,434
3,480	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co. Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	3,560
16,485	Industrial Development Board of the City of Mobile, Pollution Control, Rev., VAR, 0.450%, 09/23/14	16,486
500	Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project, Rev., 5.000%, 03/01/23	605

		30,609

	Prerefunded — 0.0% (g)
1,000	Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project, Rev., 5.000%, 03/01/21 (p)	1,192

	Total Alabama	35,499

	Alaska — 0.4%
	General Obligation — 0.4%
	State of Alaska,
8,230	Series A, GO, 5.000%, 08/01/17	9,294
2,000	Series B, GO, 5.000%, 08/01/18	2,325

	Total Alaska	11,619

	Arizona — 1.3%
	Certificate of Participation/Lease — 0.1%
500	Arizona School Facilities Board, Series A-1, COP, 5.000%, 09/01/19	582
1,950	University of Arizona, Board of Regents, Series B, COP, 5.000%, 06/01/16	2,105

		2,687

	General Obligation — 0.6%
5,000	City of Phoenix, GO, 4.000%, 07/01/23	5,758
2,550	City of Scottsdale, GO, 5.000%, 07/01/22	3,143
	Maricopa County, Saddle Mountain Unified School District No. 90, Arizona School Improvement,
1,750	Series A, GO, 2.000%, 07/01/15	1,774
1,350	Series A, GO, 3.000%, 07/01/16	1,407
1,550	Series A, GO, 3.000%, 07/01/17	1,639

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
3,755	Maricopa County, Unified School District No.11-Peoria, GO, 5.000%, 07/01/18	4,327

		18,048

	Other Revenue — 0.6%
3,025	City of Phoenix, Civic Improvement Corp., Wastewater Systems, Junior Lien, Rev., 4.000%, 07/01/16	3,230
	Maricopa County, Regional Public Transportation Authority, Excise Tax Revenue, Public Transportation Fund,
1,000	Rev., 5.250%, 07/01/18 (w)	1,167
3,100	Rev., 5.250%, 07/01/19 (w)	3,703
5,000	Phoenix City Civic Improvement Corp., Transportation Excise Tax, Light Rail Project, Rev., 5.000%, 07/01/20	5,962
1,000	Pima County, Sewer System, Rev., 5.000%, 07/01/18	1,157
1,000	Yuma County Jail District, Rev., AMBAC, 4.750%, 07/01/15 (p)	1,038

		16,257

	Total Arizona	36,992

	Arkansas — 0.0% (g)
	Short Term Note — 0.0% (g)
580	City of Little Rock, Hotel & Restaurant, Tax Allocation, 5.000%, 07/01/20	689

	California — 12.5%
	Certificate of Participation/Lease — 0.1%
	City of Chula Vista, Police Facility Project,
380	COP, 5.000%, 10/01/20	448
360	COP, 5.000%, 10/01/21	429
465	COP, 5.000%, 10/01/22	557
1,000	COP, 5.000%, 10/01/23	1,209
	Goleta Water District,
165	Series A, COP, AGM, 3.000%, 12/01/15	171
175	Series A, COP, AGM, 4.000%, 12/01/16	189
140	Series A, COP, AGM, 5.000%, 12/01/20	166

		3,169

	General Obligation — 4.5%
5,310	City & County of San Francisco, Series A, GO, 5.000%, 06/15/25	6,392
415	Contra Costa Community College District, Election of 2014, Series A, GO, 4.000%, 08/01/25	473

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	County of Sacramento, San Juan Unified School District, Election of 2002,
820	GO, 2.000%, 08/01/16	846
525	GO, 5.000%, 08/01/17	592
395	GO, 5.000%, 08/01/18	458
860	GO, 5.000%, 08/01/19	1,019
775	GO, 5.000%, 08/01/20	936
1,000	County of Santa Clara, Moreland School District, GO, 5.000%, 08/01/21	1,214
6,055	County of Santa Clara, San Jose Evergreen Community College District, Series B, GO, 5.000%, 09/01/18	7,062
	Folsom Cordova Unified School District, School Facilities Improvement District No. 2,
1,000	GO, 2.000%, 10/01/16	1,035
660	GO, 4.000%, 10/01/14	662
820	GO, 4.000%, 10/01/15	854
845	GO, 5.000%, 10/01/17	960
9,000	Los Angeles Unified School District, Series C, GO, 5.000%, 07/01/21	10,965
	Moulton-Niguel Water District Consolidated,
1,700	GO, 3.000%, 09/01/14	1,700
4,500	GO, 4.000%, 09/01/15	4,678
2,260	GO, 4.000%, 09/01/16	2,431
335	GO, 4.000%, 09/01/17 (w)	370
1,100	GO, 5.000%, 09/01/16	1,205
300	GO, 5.000%, 09/01/18	351
1,595	Perris Union High School District, Series A, GO, AGM, 2.000%, 09/01/14	1,595
1,200	San Diego Community College District, GO, 5.000%, 08/01/18	1,401
	San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax,
3,825	GO, 5.000%, 07/01/17	4,306
10,000	GO, 5.000%, 07/01/18	11,593
6,310	GO, 5.000%, 07/01/19	7,480
8,580	San Francisco Unified School District, GO, 5.000%, 06/15/18	9,963
5,190	San Francisco Unified School District, Proposition A, Election of 2011, Series B, GO, 5.000%, 06/15/24	6,293
1,510	San Rafael City High School District, GO, 4.000%, 08/01/16	1,618

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	State of California,
1,855	GO, 5.000%, 03/01/17	2,062
17,000	GO, 5.000%, 12/01/22	20,911
4,750	GO, VAR, 4.000%, 12/01/16	5,051
10,000	GO, VAR, 4.000%, 12/01/17	10,893
3,585	State of California, Various Purpose, GO, 4.000%, 10/01/15	3,735

		131,104

	Other Revenue — 7.5%
2,500	Alameda County Joint Powers Authority, Rev., 4.000%, 12/01/14	2,525
	Alameda County Transport Authority, Sales Tax,
5,000	Rev., 3.000%, 03/01/17	5,329
3,095	Rev., 3.000%, 03/01/18	3,356
5,000	Rev., 4.000%, 03/01/19	5,688
5,000	Rev., 4.000%, 03/01/22	5,807
1,240	Rev., 5.000%, 03/01/20 (w)	1,491
7,050	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, 1.875%, 04/01/47	7,205
380	California Health Facilities Financing Authority, Lucile Salter Packard Children’s Hospital at Stanford, Series A, Rev., 5.000%, 08/15/25	460
1,160	California Health Facilities Financing Authority, Memorial Health Services, Series A, Rev., 5.000%, 10/01/16	1,272
	California Health Facilities Financing Authority, Providence Health & Services,
750	Series A, Rev., 5.000%, 10/01/21	906
1,500	Series A, Rev., 5.000%, 10/01/22	1,827
	California Health Facilities Financing Authority, St. Joseph Health System Obligated Group,
5,000	Series C, Rev., VAR, 5.000%, 10/15/19	5,896
10,000	Series D, Rev., VAR, 5.000%, 10/15/20	11,883
5,000	California State Department of Water Resources, Central Valley Project Water System, Series AI, Rev., 5.000%, 12/01/17	5,723
	California State Department of Water Resources, Power Supply,
16,100	Series G-4, Rev., 4.350%, 05/01/16	17,199
15,000	Series L, Rev., 5.000%, 05/01/19	17,803
8,815	California State Public Works Board, Various Capital Projects, Series A, Rev., 5.000%, 04/01/15	9,068
10,000	City of Long Beach Harbor, Series C, Rev., 5.000%, 11/15/18	11,731

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	City of Los Angeles Department of Airports,
1,015	Series C, Rev., 4.000%, 05/15/18	1,139
1,000	Series C, Rev., 5.000%, 05/15/19	1,186
5,000	City of Los Angeles Department of Water & Power, Power System, Series A, Rev., 4.000%, 07/01/17	5,497
4,250	City of Los Angeles Department of Water & Power, Water System, Series A, Rev., 5.000%, 07/01/16	4,622
2,500	City of Los Angeles Municipal Improvement Corp., Series A, Rev., 5.000%, 03/01/15	2,561
	City of Los Angeles Wastewater System Subordinate,
1,500	Series A, Rev., 5.000%, 06/01/18	1,738
1,250	Series A, Rev., 5.000%, 06/01/19	1,481
	Contra Costa County Transportation Authority, Sales Tax,
1,000	Series B, Rev., 4.000%, 03/01/18	1,119
1,600	Series B, Rev., 5.000%, 03/01/18	1,847
1,750	Series B, Rev., 5.000%, 03/01/19	2,070
	County of San Mateo, Silicon Valley Clean Water,
275	Rev., 3.000%, 02/01/15	278
325	Rev., 4.000%, 02/01/16	342
400	Rev., 4.000%, 02/01/19 (w)	455
300	Rev., 5.000%, 02/01/17	334
320	Rev., 5.000%, 02/01/18	368
	East Bay Municipal Utility District, Wastewater System,
3,000	Series A, Rev., 5.000%, 06/01/20	3,621
2,330	Series B, Rev., 5.000%, 06/01/19	2,766
9,665	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.000%, 07/01/19	11,547
	Metropolitan Water District of Southern California,
1,300	Los Angeles County, Regional Financing Authority, Montecedro, Inc., Project, Series B-2, Rev., 3.000%, 11/15/20	1,330
4,000	Series A, Rev., 5.000%, 07/01/18	4,652
8,000	Series A, Rev., 5.000%, 07/01/19	9,516
5,000	Series C, Rev., 5.000%, 07/01/18	5,815
6,105	Series C-1, Rev., VAR, 3.000%, 10/01/19	6,596
5,815	Series G-1, Rev., VAR, 2.000%, 10/01/16	5,972
150	Ontario Public Financing Authority, Rev., 4.000%, 07/01/15 (w)	155
16,150	Regents of the University of California, Series AK, Rev., VAR, 5.000%, 05/15/48	19,861

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
	Riverside Community Properties Development, Inc., Riverside County Law Building Project,
640	Rev., 5.000%, 10/15/18	733
780	Rev., 5.000%, 10/15/19	909
820	Rev., 5.000%, 10/15/20	962
	Sacramento City Schools Joint Powers Financing Authority,
500	Series A, Rev., 2.000%, 03/01/15	504
665	Series A, Rev., 3.000%, 03/01/16	686
255	San Bernardino County Transportation Authority, Series A, Rev., 3.000%, 03/01/17	272
	San Diego County Regional Transportation Commission, Sales Tax,
200	Series A, Rev., 5.000%, 04/01/20 (w)	241
250	Series A, Rev., 5.000%, 04/01/21 (w)	306
100	Series A, Rev., 5.000%, 04/01/22 (w)	123
	Turlock Irrigation District, First Priority,
250	Rev., 4.000%, 01/01/18	276
250	Rev., 5.000%, 01/01/19	290
400	Walnut Energy Center Authority, Series A, Rev., 5.000%, 01/01/23	488

		217,827

	Prerefunded — 0.3%
1,160	California State Public Works Board, California State University, Series E, Rev., 5.000%, 04/01/19 (p)	1,368
6,115	Los Angeles Unified School District, Election of 2004, Series F, GO, FGIC, 5.000%, 07/01/16 (p)	6,642
1,225	Santa Clara County Financing Authority, Capital Projects, Series A, Rev., 5.000%, 02/01/19 (p)	1,434

		9,444

	Special Tax — 0.1%
	Glendale Redevelopment Agency, Successor Agency,
500	Tax Allocation, AGM, 3.000%, 12/01/15	517
500	Tax Allocation, AGM, 4.000%, 12/01/16	539

		1,056

	Total California	362,600

	Colorado — 0.7%
	Certificate of Participation/Lease — 0.0% (g)
	City of Longmont,
100	Series A, COP, 4.000%, 12/01/23	112
100	Series A, COP, 5.000%, 12/01/21	119
100	Series A, COP, 5.000%, 12/01/22	120
100	Series A, COP, 5.000%, 12/01/24	119

		470

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	General Obligation — 0.0% (g)
1,000	Routt County, Colorado School District Re-2 Steamboat Springs Refunding, Series A, GO, 4.000%, 12/01/18	1,125

	Other Revenue — 0.6%
2,375	Colorado Department of Transportation, Series B, Rev., NATL-RE, 5.000%, 12/15/14	2,409
1,250	Colorado Educational & Cultural Facilities Authority, University of Denver Project, Rev., 4.000%, 03/01/15	1,273
1,000	County of Boulder, Rev., 5.000%, 12/15/16	1,105
	Denver Urban Renewal Authority,
1,750	Series A-1, Rev., 5.000%, 12/01/14	1,771
1,850	Series A-1, Rev., 5.000%, 12/01/16	2,027
	University of Colorado, University Enterprise,
1,000	Series A, Rev., 5.000%, 06/01/21 (w)	1,210
3,150	Series A, Rev., 5.000%, 06/01/22 (w)	3,841
200	Series A, Rev., 5.000%, 06/01/23 (w)	246
2,300	Series B-1, Rev., 5.000%, 06/01/23 (w)	2,830
	University of Northern Colorado Greeley, Colorado Institutional Enterprise Refunding,
400	Series A, Rev., 3.000%, 06/01/16	419
730	Series A, Rev., 4.000%, 06/01/17	797

		17,928

	Prerefunded — 0.1%
2,165	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	2,201

	Total Colorado	21,724

	Connecticut — 1.7%
	General Obligation — 1.3%
1,125	City of Shelton, GO, 4.000%, 08/01/17	1,236
	State of Connecticut,
6,005	Series A, GO, AGM, 5.000%, 12/15/16	6,636
6,500	Series B, GO, 5.000%, 05/15/21	7,825
10,000	Series C, GO, 5.000%, 12/15/15	10,621
8,000	Series C, GO, 5.000%, 06/15/20	9,554
2,000	State of Connecticut, Economic Recovery, Series A, GO, VRDO, 0.330%, 07/01/16	2,000

		37,872

	Other Revenue — 0.0% (g)
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
425	Series B, Subseries B-1, Rev., 0.900%, 05/15/16	429

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
375	Series B-1, Rev., 0.550%, 05/15/15	377

		806

	Special Tax — 0.4%
	State of Connecticut, Transportation Infrastructure, Special Tax,
4,265	Series A, Rev., 5.000%, 12/01/17	4,857
5,750	Series B, Rev., 5.000%, 12/01/17	6,549

		11,406

	Total Connecticut	50,084

	Delaware — 0.9%
	General Obligation — 0.9%
	State of Delaware,
120	GO, 5.000%, 07/01/19	142
8,500	Series 2009C, GO, 5.000%, 10/01/16	9,327
14,590	Series A, GO, 5.000%, 07/01/17	16,429

	Total Delaware	25,898

	District of Columbia — 0.3%
	Other Revenue — 0.3%
3,000	District of Columbia, Water & Sewer Authority, Public Utility Refunding, Sub Lien, Series A, Rev., 5.000%, 10/01/14	3,012
	Metropolitan Washington Airports Authority, Airport System,
2,625	Series C, Rev., 5.000%, 10/01/20	3,121
1,475	Series C, Rev., 5.000%, 10/01/21	1,767

	Total District of Columbia	7,900

	Florida — 1.6%
	General Obligation — 0.3%
	City of Port St. Lucie,
425	GO, 4.000%, 07/01/16	453
450	GO, 4.000%, 07/01/17	491
640	GO, 5.000%, 07/01/18	737
850	GO, 5.000%, 07/01/19	998
1,000	Reedy Creek Improvement District, Series B, GO, 4.000%, 06/01/19	1,123
5,850	State of Florida, Board of Education, Series A, GO, 5.000%, 06/01/15	6,066

		9,868

	Other Revenue — 0.9%
1,660	Board of Governors of the University of Florida, Student Activity, Rev., 5.000%, 07/01/20	1,979
2,000	Broward County, Half-Central, Main Court House Project, Sales Tax, Series A, Rev., 5.000%, 10/01/15	2,101

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
550	City of Jacksonville, Series B, Rev., 5.000%, 10/01/17	620
3,500	Escambia County, Florida Solid Waste Disposal, Gulf Power Company Project, Rev., VAR, 1.350%, 06/02/15	3,519
6,000	Escambia County, Pollution Control, Rev., VAR, 1.550%, 06/15/16	6,055
4,140	JEA Electric System, Series A, Rev., 5.000%, 10/01/16	4,542
1,000	Lee County, Rev., 5.000%, 10/01/17	1,123
	Miami Beach Health Facilities Authority, Mt Sinai Medical Centre,
200	Rev., 4.000%, 11/15/16 (w)	214
150	Rev., 4.000%, 11/15/17 (w)	164
	Miami-Dade County Expressway Authority, Toll System,
1,550	Series A, Rev., 5.000%, 07/01/20	1,832
625	Series A, Rev., 5.000%, 07/01/22	743
1,700	Orlando Utilities Commission, Utilities System, Series C, Rev., 5.000%, 10/01/15	1,790
3,000	Tampa Sports Authority, Sales Tax, Rev., AGM, 5.000%, 01/01/16	3,049

		27,731

	Prerefunded — 0.2%
4,500	Hillsborough County Industrial Development Authority, Health Facilities Projects, University Community Hospital, Series A, Rev., 5.625%, 08/15/18 (p)	5,314

	Water & Sewer — 0.2%
5,000	Tampa Bay Water Utility System, Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/15	5,278

	Total Florida	48,191

	Georgia — 3.3%
	Certificate of Participation/Lease — 0.2%
5,305	Education Reform Success, Inc., Atlanta Independent School System Project, Series B, COP, 5.000%, 03/01/15	5,429

	General Obligation — 2.3%
1,065	Bryan County, School District, Sales Tax, GO, 4.000%, 08/01/17	1,169
4,210	Bulloch County School District, Sales Tax, Series A, GO, 4.000%, 05/01/16	4,462
5,365	DeKalb County, Special Transportation Parks & Greenspace, GO, 5.000%, 12/01/15	5,688

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	State of Georgia,
5,405	Series B, GO, 5.000%, 10/01/17	6,137
10,055	Series B, GO, 5.750%, 08/01/16	11,104
5,000	Series E, GO, 4.000%, 09/01/18	5,629
14,800	Series I, GO, 5.000%, 07/01/18	17,170
1,250	Series I, GO, 5.000%, 07/01/19	1,482
8,165	Series I, GO, 5.000%, 07/01/21	9,974
4,270	Series J-2, GO, 4.000%, 11/01/17	4,727

		67,542

	Other Revenue — 0.7%
3,000	Burke County Development Authority, Georgia Power Company Plant Vogtle Project, Rev., VAR, 1.400%, 04/01/15	3,017
	Camden County Public Service Authority, St. Mary’s Project,
1,230	Rev., 5.000%, 12/01/15	1,303
1,685	Rev., 5.000%, 12/01/16	1,856
3,200	City of Atlanta, Water & Wastewater, Revenue Refunding, Series B, Rev., 5.000%, 11/01/15	3,381
5,000	Fulton County Development Authority, Technology Athletic Association Project, Series A, Rev., 5.000%, 10/01/22	5,971
	Georgia Housing & Finance Authority, Single Family,
750	Series A-4, Rev., 0.800%, 06/01/17	753
700	Series A-4, Rev., 0.900%, 12/01/17	703
4,000	Monroe County Development Authority, Pollution Control, Gulf Power Company Plant, Scherer Project, Rev., VAR, 2.000%, 06/21/18	4,082

		21,066

	Prerefunded — 0.1%
1,000	City of Atlanta, Water & Wastewater, Rev., AGM, 5.000%, 11/01/14 (p)	1,008

	Total Georgia	95,045

	Hawaii — 1.1%
	General Obligation — 1.0%
	State of Hawaii,
2,205	Series D, GO, 5.000%, 06/01/16 (p)	2,386
10,160	Series DY, GO, 5.000%, 02/01/20	12,117
5,000	Series EA, GO, 5.000%, 12/01/16	5,525
7,640	Series EF, GO, 5.000%, 11/01/21	9,324

		29,352

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.1%
	State of Hawaii, Highway,
800	Series A, Rev., 5.000%, 01/01/23	983
500	Series A, Rev., 5.000%, 01/01/24	621
990	Series B, Rev., 5.000%, 01/01/23	1,216
1,250	Series B, Rev., 5.000%, 01/01/24	1,554

		4,374

	Total Hawaii	33,726

	Illinois — 3.0%
	Certificate of Participation/Lease — 0.1%
2,580	City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding, Series 2014A, Rev., 5.000%, 01/01/21	2,992

	General Obligation — 1.1%
	Chicago Park District, Harbor Facilities,
2,350	Series D, GO, 5.000%, 01/01/15	2,388
1,000	Series D, GO, 5.000%, 01/01/20 (w)	1,158
2,000	Series D, GO, 5.000%, 01/01/21	2,332
5,000	City of Chicago, Board of Education, Series A, GO, NATL-RE, 5.000%, 12/01/14	5,056
4,740	City of Peoria, Tazewell County, Community College District No. 514, Series A, GO, 5.000%, 12/01/19	5,631
3,460	County of Winnebago, Series A, GO, 4.000%, 12/30/19	3,925
	Du Page Cook & Will Counties Community College District No. 502,
1,530	Series B, GO, 4.000%, 01/01/15	1,550
1,585	Series B, GO, 4.000%, 01/01/16	1,662
	McHenry County, Woodstock Community Unit School District No. 200,
1,000	GO, 2.000%, 01/15/17 (w)	1,034
300	GO, 5.000%, 01/15/21	354
	State of Illinois,
1,000	GO, 4.000%, 03/01/15	1,017
2,500	GO, 4.000%, 02/01/18	2,675
1,120	Village of Schaumburg, Series A, GO, 4.000%, 12/01/18	1,258
2,250	Village of Wilmette, GO, 4.125%, 12/01/16	2,434

		32,474

	Other Revenue — 1.0%
500	City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding, Series 2014A, Rev., 5.000%, 01/01/20	584
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.450%, 11/01/14	1,802

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
6,000	Illinois Finance Authority, Advocate Health Care, Series A-1, Rev., VAR, 5.000%, 01/15/20	7,011
2,000	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Guaranteed Solid Waste Disposal, Prairie Power, Inc. Project, Series 2008A, Rev., VAR, 1.300%, 07/01/42	2,017
6,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/20 (w)	7,177
5,000	Illinois State Toll Highway Authority, Senior Priority, Series B, Rev., 5.000%, 12/01/17	5,697
5,000	State of Illinois, Unemployment Insurance Fund Building Receipts, Series A, Rev., 5.000%, 06/15/16	5,417

		29,705

	Prerefunded — 0.8%
14,425	Illinois State Toll Highway Authority, Senior Priority, Series A-2, Rev., AGM, 5.000%, 07/01/16 (p)	15,650
5,720	University of Illinois, Auxiliary Facilities System, Rev., NATL-RE, 5.000%, 04/01/16 (p)	6,146

		21,796

	Total Illinois	86,967

	Indiana — 1.4%
	General Obligation — 0.0% (g)
1,000	Indianapolis-Marion County Public Library, GO, 5.000%, 01/01/16	1,061

	Other Revenue — 1.4%
800	County of Dearborn, Aurora School Building Corp., First Mortgage Refunding & Improvement, Rev., 4.000%, 07/15/16 (w)	853
	County of Elkhart, GCS School Building Corp. One, First Mortgage Refunding & Improvement,
300	Rev., 4.000%, 07/15/17 (w)	328
265	Rev., 5.000%, 07/15/18	305
620	Evansville Local Public Improvement Bond Bank, Sewage Works Project, Series A, Rev., 5.000%, 07/01/19	725
1,900	Indiana Finance Authority, Ascension Health, Series A-8, Rev., VAR, 5.000%, 07/28/16	2,063
1,170	Indiana Finance Authority, Educational Facilities, Indianapolis Museum of Art, Inc. Project, Series B, Rev., 5.000%, 02/01/19	1,339
5,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 4.000%, 02/01/15	5,082

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
10,000	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Rev., VRDO, 0.300%, 11/15/36	9,994
	Indiana Municipal Power Agency, Power Supply System,
1,085	Series A, Rev., 5.000%, 01/01/17	1,197
1,000	Series A, Rev., 5.000%, 01/01/18	1,138
1,250	Series A, Rev., 5.000%, 01/01/19	1,453
	Indiana State Finance Authority State Revolving Fund Program Refunding,
3,080	Series B, Rev., 5.000%, 02/01/18	3,530
5,500	Series B, Rev., 5.000%, 02/01/19	6,452
750	Indiana State Office Building Commission, Indiana State Museum Facility, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/19 (p)	898
3,320	Indianapolis Local Public Improvement Bond Bank, Series D, Rev., 5.000%, 06/01/17	3,696

		39,053

	Total Indiana	40,114

	Kansas — 0.5%
	Certificate of Participation/Lease — 0.0% (g)
915	Johnson County Park & Recreation District, Series A, COP, 4.000%, 09/01/16	978

	General Obligation — 0.0% (g)
200	Butler County, Unified School District No. 375, GO, 4.000%, 09/01/24 (w)	219

	Other Revenue — 0.4%
200	City of Wichita, Hospital Facilities, Refunding and Improvement, Series IV-A, Rev., 4.000%, 11/15/14 (p)	202
2,200	City of Wichita, Water & Sewer Utility, Series A, Rev., 5.000%, 10/01/22	2,693
1,000	Kansas Development Finance Authority, Kansas State Projects, Series E-1, Rev., 5.000%, 11/01/14	1,008
3,400	Kansas State Department Transportation Highway, Series C, Rev., 5.000%, 09/01/17	3,849
1,200	Wyandotte County Unified Government, Utility System Improvement, Series A, Rev., 5.000%, 09/01/21	1,427
	Wyandotte County-Kansas City Unified Government, Sales Tax, Redevelopment Project Area B, Sub Lien,
1,000	Rev., 4.000%, 12/01/15	1,046
1,000	Rev., 5.000%, 12/01/16	1,100

		11,325

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.1%
1,795	Kansas Development Finance Authority, Public Water Supply, Series DW-1, Rev., 3.250%, 04/01/17 (p)	1,921

	Total Kansas	14,443

	Kentucky — 1.1%
	Other Revenue — 0.8%
1,000	Kentucky Infrastructure Authority, Wastewater & Drinking Water Revolving Fund, Series A, Rev., 4.000%, 02/01/17	1,086
2,500	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/16	2,713
	Louisville Regional Airport Authority, Airport System,
1,500	Series A, Rev., 3.000%, 07/01/17	1,598
345	Series B, Rev., 4.000%, 07/01/18	385
7,000	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Co. Project, Series A, Rev., VAR, 1.650%, 04/03/17	7,121
2,000	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Company Project, Series A, Rev., VAR, 2.200%, 08/01/19	2,055
6,980	University of Kentucky, Series D, Rev., 5.000%, 10/01/21	8,494

		23,452

	Prerefunded — 0.3%
5,310	Kentucky State Property & Buildings Commission, Project 85, Rev., AGM, 5.000%, 08/01/15 (p)	5,547
2,500	Louisville/Jefferson County Metro Government, Health Facilities, Jewish Hospital & St. Mary’s HealthCare, Inc. Project, Rev., 6.125%, 02/01/18 (p)	2,961

		8,508

	Total Kentucky	31,960

	Louisiana — 1.3%
	General Obligation — 0.5%
	State of Louisiana,
5,000	Series A, GO, 5.000%, 08/01/19	5,924
7,000	Series B, GO, 5.000%, 11/15/18	8,184

		14,108

	Other Revenue — 0.8%
	City of Bossier City, Utilities,
500	Rev., 5.000%, 10/01/24 (w)	607
1,000	Rev., 5.000%, 10/01/25 (w)	1,201

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
1,100	City of New Orleans, Rev., 5.000%, 12/01/18	1,256
5,000	Louisiana Public Facilities Authority, Hurricane Recovery Program, Rev., 5.000%, 06/01/23	6,073
2,090	State of Louisiana, Gasoline & Fuels Tax, Series B, Rev., 5.000%, 05/01/27	2,528
5,085	State of Louisiana, Office Facilities Corp., Capitol Complex Program, Rev., 5.000%, 11/01/17	5,730
	Tobacco Settlement Financing Corp., Asset-Backed,
2,500	Series A, Rev., 5.000%, 05/15/16	2,668
2,250	Series A, Rev., 5.000%, 05/15/17	2,470

		22,533

	Total Louisiana	36,641

	Maine — 0.7%
	General Obligation — 0.7%
	State of Maine,
4,740	Series B, GO, 4.000%, 06/01/17	5,187
6,000	Series B, GO, 5.000%, 06/01/18	6,936
5,770	Series B, GO, 5.000%, 06/01/23	7,152

	Total Maine	19,275

	Maryland — 2.9%
	General Obligation — 1.9%
1,590	Anne Arundel County, Water & Sewer System, GO, 5.000%, 04/01/15	1,635
2,000	County of Montgomery, Public Improvement, Series A, GO, 5.000%, 08/01/19	2,376
12,795	State of Maryland, Local Facilities Loan, Series A, GO, 5.000%, 08/01/20	15,442
11,275	State of Maryland, State & Local Facilities, Series A, GO, 5.000%, 11/01/14	11,371
	State of Maryland, State & Local Facilities Loan,
3,650	Series B, GO, 5.000%, 03/15/16	3,917
17,780	Series B, GO, 5.000%, 03/15/18	20,452

		55,193

	Other Revenue — 0.9%
5,000	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 03/01/16	5,357
2,070	Maryland State Transportation Authority, Rev., GRAN, 5.000%, 03/01/17	2,301
	University of Maryland, Auxiliary Facilities & Tuition System,
1,000	Series A, Rev., 5.000%, 04/01/17	1,116
5,035	Series A, Rev., 5.000%, 04/01/18	5,802
5,095	Series A, Rev., 5.000%, 04/01/19	6,006

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
5,540	Series A, Rev., 5.000%, 04/01/20	6,633

		27,215

	Prerefunded — 0.1%
1,010	County of Prince George’s, Public Improvement, GO, NATL-RE, 4.000%, 10/01/15 (p)	1,052

	Total Maryland	83,460

	Massachusetts — 2.4%
	Education — 0.4%
4,690	Massachusetts Health & Educational Facilities Authority, Various Amherst College, Series K-2, Rev., VAR, 1.700%, 11/01/16	4,791
8,310	Massachusetts School Building Authority, Senior Dedicated Sales Tax, Series A, Rev., 5.000%, 05/15/15	8,599

		13,390

	General Obligation — 1.0%
	City of Boston,
6,820	Series A, GO, 5.000%, 03/01/22	8,383
7,360	Series A, GO, 5.000%, 03/01/23	9,142
5,430	Commonwealth of Massachusetts, Series B, GO, 5.000%, 08/01/16	5,918
4,310	Massachusetts State Consolidate Loan of 2014, Series 2, GO, 4.000%, 04/01/18	4,803

		28,246

	Other Revenue — 0.5%
2,335	Commonwealth of Massachusetts, Special Obligation, Series A, Rev., AGM, 5.500%, 06/01/16	2,546
	Massachusetts Development Finance Agency, Boston College,
2,000	Series S, Rev., 4.000%, 07/01/15 (w)	2,065
2,300	Series S, Rev., 5.000%, 07/01/16 (w)	2,498
5,000	Series S, Rev., 5.000%, 07/01/17	5,621
750	Massachusetts Port Authority, Series C, Rev., 5.000%, 07/01/23	917

		13,647

	Prerefunded — 0.5%
	Commonwealth of Massachusetts,
1,295	Series A, GO, AGM, 5.000%, 03/01/15 (p)	1,327
2,000	Series A, GO, AMBAC, 6.500%, 11/01/14 (p)	2,022
2,000	Massachusetts School Building Authority, Senior Dedicated Sales Tax, Series A, Rev., NATL-RE, 5.000%, 08/15/15 (p)	2,094

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
1,900	Massachusetts State College Building Authority, Series A, Rev., AMBAC, 5.000%, 05/01/16 (p)	2,049
385	Springfield Water & Sewer Commission, Series A, Rev., 3.000%, 07/15/26 (p)	390
2,345	University of Massachusetts Building Authority Project, Series 04-1, Rev., AMBAC, 5.375%, 11/01/14 (p)	2,366
3,515	University of Massachusetts Building Authority, Commonwealth Guaranteed, Series 4-A, Rev., NATL-RE, 5.250%, 11/01/14 (p)	3,546

		13,794

	Total Massachusetts	69,077

	Michigan — 1.5%
	General Obligation — 0.5%
800	County of Wayne, Wayne-Westland Community Schools, GO, Q-SBLF, 5.000%, 05/01/18	910
3,750	Rochester Community School District, GO, Q-SBLF, 4.000%, 05/01/16	3,966
1,645	Southfield Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,696
4,400	State of Michigan, GO, 5.500%, 12/01/15	4,695
	Troy School District, School Building & Site,
1,425	GO, Q-SBLF, 3.000%, 05/01/17 (w)	1,515
875	GO, Q-SBLF, 4.000%, 05/01/18 (w)	975
650	GO, Q-SBLF, 5.000%, 05/01/19 (w)	763
500	GO, Q-SBLF, 5.000%, 05/01/20 (w)	594
550	GO, Q-SBLF, 5.000%, 05/01/21 (w)	659
500	GO, Q-SBLF, 5.000%, 05/01/22 (w)	601

		16,374

	Other Revenue — 0.9%
2,250	City of Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group, Rev., 2.000%, 09/01/14	2,250
1,400	City of Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group, Series D, Rev., 5.000%, 09/01/25	1,646
2,060	Lansing Board of Water & Light, Utility Systems, Series A, Rev., 5.000%, 07/01/16	2,230
2,110	Michigan Finance Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/16	2,316
2,250	Michigan Finance Authority, Clean Water State Revolving Fund, Rev., 5.000%, 10/01/21	2,738

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
	Michigan Finance Authority, Local Government Loan Program,
1,290	Series B, Rev., 4.000%, 11/01/18	1,427
675	Series B, Rev., 4.000%, 11/01/19	750
455	Series B, Rev., 4.000%, 11/01/20	505
6,355	Michigan Municipal Bond Authority, Clean Water State Revolving Fund, Rev., 5.000%, 10/01/20	7,191
3,500	State of Michigan Trunk Line, Rev., 5.000%, 11/15/21	4,250

		25,303

	Transportation — 0.1%
2,825	Wayne County Airport Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/14	2,859

	Total Michigan	44,536

	Minnesota — 2.2%
	Certificate of Participation/Lease — 0.4%
	State of Minnesota, Legislative Office Facility Project,
1,995	COP, 5.000%, 06/01/20	2,383
1,875	COP, 5.000%, 06/01/21	2,263
2,140	COP, 5.000%, 06/01/22	2,603
2,225	COP, 5.000%, 06/01/23	2,726
2,095	COP, 5.000%, 06/01/24	2,590

		12,565

	General Obligation — 1.5%
11,885	State of Minnesota, Series A, GO, 5.000%, 08/01/18	13,813
	State of Minnesota, Trunk Highway,
2,000	Series B, GO, 5.000%, 08/01/15	2,090
5,000	Series B, GO, 5.000%, 10/01/17	5,675
10,000	Series B, GO, 5.000%, 08/01/18	11,622
	State of Minnesota, Various Purpose,
5,555	Series A, GO, 5.000%, 10/01/15	5,849
3,500	Series A, GO, 5.000%, 06/01/17	3,929

		42,978

	Hospital — 0.1%
2,000	St. Paul Housing & Redevelopment Authority, Series A, Rev., NATL-RE, 5.000%, 11/15/14	2,021

	Other Revenue — 0.2%
	Western Minnesota Municipal Power Agency, Power Supply,
2,400	Series A, Rev., 3.000%, 01/01/18	2,581
1,500	Series A, Rev., 5.000%, 01/01/23	1,825
1,000	Series A, Rev., 5.000%, 01/01/24	1,229

		5,635

	Total Minnesota	63,199

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Mississippi — 0.1%
	General Obligation — 0.1%
2,000	State of Mississippi, Nissan North America, Inc. Project, Series B, GO, 5.000%, 11/01/15	2,113

	Other Revenue — 0.0% (g)
1,745	Mississippi State University Educational Building Corp., New Facilities and Refinancing Project, Series A, Rev., 4.000%, 08/01/18	1,956

	Total Mississippi	4,069

	Missouri — 0.7%
	Certificate of Participation/Lease — 0.1%
1,000	City of Chesterfield, COP, 5.000%, 12/01/21	1,203
750	Cole County Missouri Refunding COP, Jail Project, COP, 4.000%, 12/01/16	808

		2,011
	General Obligation — 0.0% (g)
350	County of Clay, North Kansas City School District 74, Refunding & Improvement, Missouri Direct Deposit Program, GO, 5.000%, 03/01/22	424

	Other Revenue — 0.6%
2,100	Bi-State Development Agency, Metropolitan District, Sales Tax Appropriation, Combined Lien, Series A, Rev., 5.000%, 10/01/17	2,384
	City of Springfield,
305	Series A, Rev., 2.000%, 09/01/14	305
1,155	Series A, Rev., 2.000%, 09/01/15	1,175
350	Series A, Rev., 4.000%, 09/01/18	389
2,010	County of St. Louis, Regional Convention & Sports Complex Authority, Convention & Sports Facility, Series B, Rev., 5.000%, 08/15/19	2,360
2,895	Kansas City Industrial Development Authority, Series A, Rev., AMBAC, 5.000%, 12/01/20	3,242
	Kansas City, Missouri Airport Refunding, General Improvement,
2,500	Series B, Rev., 5.000%, 09/01/17	2,812
1,250	Series B, Rev., 5.000%, 09/01/18	1,440
	Missouri State Health & Educational Facilities Authority, Health Facilities, BJC Health System,
1,000	Rev., 5.000%, 01/01/17	1,104
950	Rev., 5.000%, 01/01/18	1,081
780	Rev., 5.000%, 01/01/19	907
225	Rev., 5.000%, 01/01/21	268

		17,467

	Total Missouri	19,902

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Montana — 0.1%
	General Obligation — 0.1%
	State of Montana, Long-Range Building Program,
690	GO, 5.000%, 08/01/21	844
1,000	GO, 5.000%, 08/01/22	1,236
650	Yellowstone County, School District No. 2 Billings, School Building, GO, 5.000%, 06/15/20	780

	Total Montana	2,860

	Nebraska — 0.4%
	General Obligation — 0.1%
1,680	City of Omaha, Various Purpose, Series A, GO, 4.000%, 11/15/16	1,812

	Other Revenue — 0.3%
	Central Plains Energy Project, Gas Project No. 3,
1,400	Rev., 4.000%, 09/01/14	1,400
2,000	Rev., 5.000%, 09/01/17	2,199
2,825	Lincoln Airport Authority, Series B, Rev., 0.500%, 12/15/15	2,824
1,750	Municipal Energy Agency of Nebraska, Series A, Rev., 5.000%, 04/01/17	1,947
1,175	Nebraska Public Power District, Series A, Rev., 5.000%, 01/01/16	1,251

		9,621

	Total Nebraska	11,433

	Nevada — 0.4%
	Other Revenue — 0.2%
1,250	County of Clark, Series A, Rev., 4.000%, 07/01/18	1,392
5,000	State of Nevada, Unemployment Compensation Fund, Rev., 5.000%, 06/01/16	5,413

		6,805

	Prerefunded — 0.2%
5,000	County of Clark, GO, AMBAC, 5.000%, 11/01/14 (p)	5,042

	Total Nevada	11,847

	New Hampshire — 0.2%
	Other Revenue — 0.2%
4,530	New Hampshire Municipal Bond Bank, Series A, Rev., 5.000%, 08/15/15	4,742

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — 3.7%
	Education — 0.2%
1,040	New Jersey Economic Development Authority, School Facilities Construction, Series A, Rev., 5.250%, 12/15/20	1,202
5,095	New Jersey EDA, School Facilities Construction, Series L, Rev., AGM, 5.250%, 03/01/15 (p)	5,227

		6,429

	General Obligation — 0.5%
	City of Long Branch,
150	GO, 4.000%, 01/15/21	168
250	GO, 4.000%, 01/15/25	280
10,075	State of New Jersey, Series Q, GO, 5.000%, 08/15/20	11,896
2,495	Township of Hamilton, Sewer Utility Refunding and Improvement, GO, 3.000%, 08/01/16	2,613
400	Township of South Brunswick, GO, 5.000%, 09/01/22	484

		15,441

	Other Revenue — 1.8%
2,570	Middlesex County Improvement Authority, County-Guaranteed Open Space Trust Fund, Rev., 5.000%, 09/15/15	2,700
4,310	New Jersey Building Authority, Rev., BAN, 3.000%, 06/15/16	4,398
5,000	New Jersey EDA, School Facilities Construction, Series K, Rev., NATL-RE, FGIC, 5.250%, 12/15/14 (p)	5,076
	New Jersey Educational Facilities Authority, Higher Education Capital Improvement Fund Issue,
3,235	Series A, Rev., 5.000%, 09/01/20	3,730
3,370	Series A, Rev., 5.000%, 09/01/24	3,989
1,250	Series C, Rev., 5.000%, 09/01/19	1,429
2,225	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/18	2,590
2,000	Series A-R, Rev., 4.000%, 09/01/18	2,250
7,960	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 2.000%, 06/15/15	8,065
	New Jersey Transportation Trust Fund Authority, Transportation System,
5,000	Series A, Rev., 5.000%, 12/15/16	5,490
1,500	Series B, Rev., NATL-RE, 5.500%, 12/15/16	1,665

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
2,000	New Jersey Turnpike Authority, Series B, Rev., 5.000%, 01/01/20	2,349
5,695	State of New Jersey, Series Q, GO, 5.000%, 08/15/15	5,956
5,000	Tobacco Settlement Financing Corp., Asset-Backed, Series 1B, Rev., Zero Coupon, 06/01/41	1,216

		50,903

	Prerefunded — 1.2%
	New Jersey EDA, School Facilities Construction,
13,975	Series J3, Rev., VAR, AGM, 5.000%, 09/01/14 (p)	13,979
7,130	Series J4, Rev., VAR, AGM, 5.000%, 09/01/14 (p)	7,132
10,000	New Jersey Garden State Preservation Trust, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	10,653
	New Jersey Transportation Trust Fund Authority, Transportation System,
1,680	Series A, Rev., 6.000%, 12/15/18 (p)	2,047
1,880	Series C, Rev., FGIC, 5.250%, 06/15/15 (p)	1,956

		35,767

	Total New Jersey	108,540

	New Mexico — 0.4%
	General Obligation — 0.1%
2,140	County of Santa Fe, Santa Fe Public School District, GO, 5.000%, 08/01/21	2,605

	Other Revenue — 0.3%
800	New Mexico Finance Authority, Senior Lien Public Project, Series B, Rev., 5.000%, 06/01/21	972
2,010	New Mexico Finance Authority, State Transportation, Sub Lien, Series A, Rev., 5.000%, 06/15/18	2,321
5,000	New Mexico Finance Authority, Sub Lien, Series A-2, Rev., 5.000%, 12/15/14	5,072

		8,365

	Total New Mexico	10,970

	New York — 13.5%
	Certificate of Participation/Lease — 0.0% (g)
1,210	New York Local Government Assistance Corp., Senior Lien, Series A, Rev., 5.000%, 04/01/17	1,353

	General Obligation — 1.7%
2,410	Bedford Central School District, GO, 5.000%, 11/15/22	2,991

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	City of New York,
6,250	Series K, GO, 5.000%, 08/01/19	7,354
3,860	Subseries G-1, GO, 5.000%, 04/01/20	4,573
	City of New York, Fiscal Year 2003,
4,230	Series C, Subseries C-A, GO, 5.000%, 08/01/17	4,766
1,000	Series E, GO, 5.000%, 08/01/15	1,045
	City of New York, Fiscal Year 2013,
3,695	Series B, GO, 4.000%, 08/01/19	4,172
5,000	Series J, GO, 5.000%, 08/01/18	5,792
9,000	City of New York, Fiscal Year 2014, Series E, GO, 5.000%, 08/01/17	10,141
	Counties of Rockland & Orange, Ramapo Central School District,
1,800	GO, 4.000%, 10/15/17	1,980
2,030	GO, 4.000%, 10/15/19	2,294
2,775	Town of Huntington, Public Improvement, GO, 4.000%, 10/01/15	2,891

		47,999

	Other Revenue — 10.2%
	Battery Park City Authority,
3,000	Series A, Rev., 2.000%, 11/01/15	3,066
4,450	Series A, Rev., 3.000%, 11/01/18	4,838
2,500	Series A, Rev., 4.000%, 11/01/19	2,848
465	Buffalo & Fort Erie Public Bridge Authority, Toll Bridge System, Rev., 5.000%, 01/01/20	547
500	Rev., 5.000%, 01/01/21	593
2,000	Erie County Industrial Development Agency, School District Buffalo Project, Series B, Rev., 5.000%, 05/01/16	2,157
	Metropolitan Transportation Authority,
7,325	Series A, Rev., 5.000%, 11/15/17	8,336
1,750	Series D, Rev., 5.000%, 11/15/18	2,037
7,275	Subseries G-1B, Rev., VAR, 0.604%, 11/01/15	7,294
5,000	Subseries G-1G, Rev., VAR, 0.754%, 11/01/26	5,021
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Subseries B-2, Rev., 5.000%, 11/01/16	3,302
	Metropolitan Transportation Authority, Transportation,
2,000	Subseries C-1, Rev., 5.000%, 11/15/19	2,364
3,000	Subseries C-1, Rev., 5.000%, 11/15/24	3,681

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
	New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution,
4,000	Series CC-2, Rev., 5.000%, 06/15/18	4,424
5,000	Series EE, Rev., 5.000%, 06/15/19	5,893
10,000	New York City Transitional Finance Authority, Subseries C-1, Rev., 5.000%, 11/01/16	11,007
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003,
2,750	Series B, Rev., 5.000%, 02/01/20	3,270
2,120	Subseries A-1, Rev., 5.000%, 11/01/17	2,413
1,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011, Series E, Rev., 5.000%, 11/01/15	1,057
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014,
1,490	Series A, Subseries A-1, Rev., 5.000%, 11/01/17	1,696
3,700	Series A, Subseries A-1, Rev., 5.000%, 11/01/20	4,449
6,250	New York City Transitional Finance Authority, New York City Recovery, Fiscal Year 2003, Subseries 3B-1, Rev., 5.000%, 11/01/15	6,608
2,845	New York Local Government Assistance Corp., Series A-5, Rev., 5.000%, 04/01/18	3,279
2,350	New York State Dormitory Authority, School Districts Financing Program, Series F, Rev., AGM, 5.000%, 10/01/16	2,576
	New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution,
9,385	Series A, Rev., 5.000%, 06/15/17	10,569
4,905	Series A, Rev., 5.000%, 06/15/19	5,806
	New York State Thruway Authority,
24,305	Series A, Rev., 5.000%, 05/01/19	28,341
1,900	Series J, Rev., 5.000%, 01/01/17	2,097
4,200	Series J, Rev., 5.000%, 01/01/18	4,774
4,000	New York State Thruway Authority, Local Highway & Bridge, Rev., 5.000%, 04/01/15	4,114
745	Niagara Frontier Transportation Authority, Buffalo International Airport, Series B, Rev., 4.000%, 04/01/16 (w)	786
	Port Authority of New York & New Jersey, Consolidated 180,
32,170	Rev., 5.000%, 09/01/21	38,295
14,000	Rev., 5.000%, 09/01/22	16,633
23,000	Rev., 5.000%, 09/01/23	27,447

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	Port Authority of New York & New Jersey, Consolidated 184,
2,500	Rev., 5.000%, 09/01/25	3,073
1,750	Rev., 5.000%, 09/01/26	2,136
3,750	Rev., 5.000%, 09/01/27	4,546
2,500	Port Authority of New York & New Jersey, Consolidated 185, Rev., 5.000%, 09/01/17	2,813
2,550	Syracuse Industrial Development Agency, City School, Series A, Rev., 5.000%, 05/01/16	2,739
	Tobacco Settlement Financing Corp., Asset-Backed,
5,330	Series B, Rev., 5.000%, 06/01/16	5,770
12,000	Series B, Rev., 5.000%, 06/01/19	12,428
2,500	Series B, Rev., 5.000%, 06/01/20	2,588
10,000	Series B, Rev., 5.000%, 06/01/20	10,792
1,465	Town of Hempstead, Local Development Corp., Adelphini University Project, Rev., 5.000%, 10/01/22 (w)	1,750
5,000	Triborough Bridge & Tunnel Authority, Series B, Rev., 5.000%, 11/15/17	5,690
10,000	Utility Debt Securitization Authority, Series E, Rev., 5.000%, 12/15/16	10,144

		296,087

	Prerefunded — 0.6%
3,350	Long Island Power Authority, Electric System, Series A, Rev., AGM, 5.250%, 12/01/14 (p)	3,394
12,055	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	14,374

		17,768

	Special Tax — 1.0%
1,500	New York Local Government Assistance Corp., Sub Lien, Series A-5, Rev., 5.500%, 04/01/19	1,796
1,110	New York State Dormitory Authority, Personal Income Tax, Series G, Rev., 5.000%, 08/15/21	1,345
3,955	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/15	4,060
1,000	New York State Urban Development Corp., Economic Development and Housing, Series A-1, Rev., 5.000%, 12/15/16	1,104
17,140	New York State Urban Development Corp., General Purpose, Series C, Rev., 5.000%, 03/15/18	19,684

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Special Tax — continued
2,280	New York State Urban Development Corp., Personal Income Tax, Series C, Rev., 5.000%, 03/15/15	2,341

		30,330

	Total New York	393,537

	North Carolina — 2.5%
	General Obligation — 1.2%
2,230	City of Durham, Series C, GO, 5.000%, 07/01/18	2,587
1,000	County of Durham, Public Improvement, GO, 5.000%, 04/01/22	1,229
4,530	County of Mecklenburg, Series C, GO, 5.000%, 03/01/18	5,205
4,000	County of Orange, Series B, GO, 4.000%, 04/01/15	4,092
	State of North Carolina,
6,470	Series B, GO, 5.000%, 04/01/16	6,956
9,670	Series D, GO, 4.000%, 06/01/20	11,103
2,430	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/17	2,721

		33,893

	Other Revenue — 1.1%
	Buncombe County,
500	Series A, Rev., 5.000%, 06/01/16	541
500	Series A, Rev., 5.000%, 06/01/18	577
750	Series A, Rev., 5.000%, 06/01/19	882
	City of Fayetteville, Public Works Commission,
3,600	Rev., 5.000%, 03/01/21 (w)	4,351
3,260	Rev., 5.000%, 03/01/22 (w)	3,976
	City of Raleigh,
880	Series B, Rev., 5.000%, 10/01/21 (w)	1,063
920	Series B, Rev., 5.000%, 10/01/23 (w)	1,123
	County of Johnston,
610	Rev., 4.000%, 06/01/18	680
215	Rev., 5.000%, 06/01/21	258
2,605	Durham Capital Financing Corp., Limited Obligation, Rev., 4.000%, 06/01/16	2,772
1,500	North Carolina Eastern Municipal Power Agency, Series B, Rev., 5.000%, 01/01/16	1,593
3,050	North Carolina Eastern Municipal Power Agency, Power System, Series A, Rev., 3.000%, 01/01/15	3,080
10,000	State of North Carolina, Limited Obligation, Series B, Rev., 4.000%, 11/01/15	10,452

		31,348

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
1,510	County of Union, Series D, GO, NATL-RE, 5.000%, 03/01/17 (p)	1,681
1,650	North Carolina Infrastructure Finance Corp., North Carolina Facilities Project, Rev., 5.000%, 11/01/14 (p)	1,664

		3,345

	Water & Sewer — 0.1%
3,160	City of Raleigh, Series A, Rev., 5.000%, 03/01/15	3,238

	Total North Carolina	71,824

	Ohio — 1.4%
	General Obligation — 0.6%
5,500	City of Columbus, Series 1, GO, 5.000%, 07/01/18	6,381
5,000	State of Ohio, Higher Education, Series C, GO, 5.000%, 08/01/15	5,224
5,050	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 09/01/15	5,297

		16,902

	Other Revenue — 0.8%
4,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/14	4,050
	Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati,
500	Series A, Rev., 5.000%, 12/01/18	584
640	Series A, Rev., 5.000%, 12/01/19	762
1,375	Series A, Rev., 5.000%, 12/01/21	1,670
535	Ohio Higher Educational Facility Commission, Case Western Reserve University Project, Series A, Rev., 4.000%, 12/01/19	608
	Ohio State Higher Educational Facility Commission, Oberlin College,
600	Rev., 4.000%, 10/01/18	674
675	Rev., 4.000%, 10/01/19	766
1,000	Rev., 5.000%, 10/01/20	1,192
1,650	Ohio State Water Development Authority, Loan Fund, Water Quality, Series A, Rev., 5.000%, 12/01/15	1,751
1,250	Ohio State, Capital Facilities, Lease Appropriation, Adult Correctional Building Funding Projects, Series A, Rev., 5.000%, 10/01/16	1,371
2,295	Ohio State, Capital Facilities, Lease Appropriation, Mental Health Facilities Funding Projects, Series B, Rev., 4.000%, 08/01/16	2,453

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
200	RiverSouth Authority, Riversouth Area Redevelopment Refunding, Series A, Rev., 5.000%, 06/01/22	239
1,500	State of Ohio, Capital Facilities Lease-Appropriation, Mental Health Facilities Improvement, Funds Project, Series A, Rev., 4.000%, 02/01/17	1,624
1,000	State of Ohio, Capital Facilities Lease-Appropriation, Refunding, Series A, Rev., 5.000%, 10/01/18	1,160
2,000	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., 4.000%, 12/01/17	2,213
3,205	University of Cincinnati, Series F, Rev., 5.000%, 06/01/15	3,323

		24,440

	Total Ohio	41,342

	Oklahoma — 0.5%
	Other Revenue — 0.5%
	Blaine County Educational Facilities Authority, Educational Facilities, Watonga Public Schools Project,
530	Rev., 3.375%, 12/01/26	537
555	Rev., 5.000%, 12/01/18	638
850	Rev., 5.000%, 12/01/19	988
895	Rev., 5.000%, 12/01/20	1,046
945	Rev., 5.000%, 12/01/21	1,105
5,000	Cleveland County Educational Facilities Authority, Educational Facilities Lease, Norman Public Schools Project, Rev., 5.000%, 07/01/19	5,829
2,295	Oklahoma Capital Improvement Authority, Rev., 5.000%, 10/01/18	2,663
	Oklahoma County Finance Authority, Educational Facilities, Lease Western Heights Public School Project,
250	Rev., 4.000%, 09/01/18	273
325	Rev., 5.000%, 09/01/19	373
1,670	Tulsa County Industrial Authority, Broken Arrow Public School Project, Rev., 4.000%, 09/01/14	1,670

	Total Oklahoma	15,122

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 0.8%
	Certificate of Participation/Lease — 0.1%
2,850	Oregon State Department of Administrative Services, Series A, COP, 5.000%, 05/01/15	2,944

	General Obligation — 0.3%
7,005	State of Oregon, Tax-Exempt Refunding, Series L, GO, 5.000%, 11/01/19	8,363

	Other Revenue — 0.4%
10,155	City of Portland, Sewer System, First Lien, Series A, Rev., 5.000%, 10/01/23	12,608
1,000	Oregon State Facilities Authority, Providence Health & Services, Series A, Rev., 4.000%, 10/01/16	1,073

		13,681

	Total Oregon	24,988

	Pennsylvania — 3.0%
	General Obligation — 0.6%
	Commonwealth of Pennsylvania, First Series,
9,300	GO, 5.000%, 06/01/18	10,728
2,200	GO, 5.000%, 07/01/18	2,543
1,645	County of Allegheny, North Allegheny School District, Series A, GO, 2.000%, 11/01/15	1,678
	Philadelphia School District,
1,320	Series B, GO, 5.000%, 09/01/14	1,320
730	Series C, GO, 5.000%, 09/01/14	730

		16,999

	Other Revenue — 2.0%
	City of Philadelphia, Water & Wastewater,
2,150	Series A, Rev., 5.000%, 06/15/15	2,233
8,530	Series A, Rev., 5.000%, 01/01/20	10,051
1,510	Series A, Rev., 5.000%, 07/01/22	1,813
2,595	Series A, Rev., 5.000%, 07/01/24	3,153
	Commonwealth of Pennsylvania, State Public School Building Authority, Montgomery County Community College,
1,135	Rev., 4.000%, 05/01/16	1,198
1,125	Rev., 4.000%, 05/01/17	1,217
1,225	Lancaster County Hospital Authority, Health System, Series B, Rev., 4.000%, 07/01/17	1,335
2,775	Lancaster County Solid Waste Management Authority, Rev., NATL-RE, 5.000%, 12/15/14	2,813
	Pennsylvania Economic Development Financing Authority, Unemployment Compensation,
11,900	Series A, Rev., 5.000%, 07/01/17	13,386
14,950	Series B, Rev., 5.000%, 07/01/21	16,930

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
5,000	Philadelphia City Municipal Authority, Series A, Rev., 5.000%, 11/15/17	5,650
750	Pittsburgh Water & Sewer Authority, First Lien, Series B, Rev., AGM, 4.000%, 09/01/17	825

		60,604

	Prerefunded — 0.4%
5,675	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 03/01/17 (p)	6,322
5,000	State Public School Building Authority, Rev., FGIC, 5.000%, 11/15/14 (p)	5,051

		11,373

	Total Pennsylvania	88,976

	Rhode Island — 0.3%
	General Obligation — 0.3%
	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan,
1,000	Series A, GO, 5.000%, 10/15/18	1,167
1,475	Series A, GO, 5.000%, 10/15/19	1,752
	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014,
3,300	Series A, GO, 5.000%, 11/01/18	3,857
2,000	Series A, GO, 5.000%, 11/01/19	2,377

	Total Rhode Island	9,153

	South Carolina — 0.4%
	General Obligation — 0.3%
	State of South Carolina,
5,000	Series A, GO, 5.000%, 11/01/15	5,284
1,310	Series B, GO, 5.000%, 04/01/18	1,509
1,110	Series D, GO, 5.000%, 04/01/18	1,278

		8,071

	Other Revenue — 0.0% (g)
1,000	Charleston Educational Excellence Finance Corp., Charleston County School District, South Carolina Project, Rev., 5.000%, 12/01/25 (w)	1,224

	Special Tax — 0.1%
	County of Charleston,
645	Rev., 5.000%, 12/01/18	751
1,000	Rev., 5.000%, 12/01/19	1,185

		1,936

	Total South Carolina	11,231

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	South Dakota — 0.0% (g)
	Other Revenue — 0.0% (g)
	South Dakota State Building Authority,
500	Series B, Rev., 5.000%, 06/01/19	588
485	Series B, Rev., 5.000%, 06/01/21	581

	Total South Dakota	1,169

	Tennessee — 1.3%
	General Obligation — 0.8%
1,645	City of Chattanooga, GO, 5.000%, 10/01/17	1,867
5,220	City of Memphis, Tennessee General Improvement Refunding, Series A, GO, 5.000%, 11/01/22	6,401
2,330	County of Maury, GO, 4.000%, 04/01/17	2,538
	Shelby County,
5,000	Series A, GO, 5.000%, 03/01/17	5,560
85	Series A, GO, AMBAC, 5.000%, 04/01/15 (p)	87
6,915	Shelby County, Unrefunded Balance, Series A, GO, AMBAC, 5.000%, 04/01/15	7,114

		23,567

	Other Revenue — 0.3%
835	Clarksville Tennessee Water Sewer & Gas Refunding-Sub Lien, Rev., 4.000%, 02/01/17	900
1,555	Metropolitan Government of Nashville & Davidson, County Sports Authority, Public Improvement, Rev., 5.000%, 07/01/20	1,847
3,900	Sevier County Public Building Authority, Tennessee Local Government Public Improvement, Series VII-O-1, Rev., 5.000%, 06/01/18	4,488
1,250	Tennessee State School Authority, Higher Educational Facilities, Series B, Rev., 3.000%, 11/01/16	1,322

		8,557

	Prerefunded — 0.2%
4,415	City of Memphis, Tennessee General Improvement Refunding, Series A, GO, 5.000%, 11/01/17 (p)	5,016

	Total Tennessee	37,140

	Texas — 9.0%
	Education — 0.1%
	University of North Texas, Financing System,
1,250	Series A, Rev., 5.000%, 04/15/15	1,288
1,000	Series A, Rev., 5.000%, 04/15/16	1,075

		2,363

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — 5.6%
2,500	Alvin Independent School District, Series B, GO, PSF-GTD, 2.000%, 02/15/39	2,538
	Argyle Independent School District, School Building,
555	GO, PSF-GTD, 2.000%, 08/15/18 (w)	579
840	GO, PSF-GTD, 3.000%, 08/15/19 (w)	913
545	GO, PSF-GTD, 5.000%, 08/15/21 (w)	661
	Birdville Independent School District,
2,500	GO, PSF-GTD, 3.000%, 02/15/15	2,533
7,950	GO, PSF-GTD, 3.000%, 02/15/16	8,266
475	City of Abilene, Taylor & Jones Counties, GO, 5.000%, 02/15/21	570
1,120	City of Baytown, GO, 3.000%, 02/01/16	1,163
	City of Colony,
620	GO, 5.000%, 08/15/19	725
610	GO, 5.000%, 08/15/20	728
	City of Denton,
1,000	GO, 4.000%, 02/15/16	1,054
1,045	GO, 5.000%, 02/15/23	1,280
	City of El Paso, Refunding & Improvement,
7,075	GO, 4.000%, 08/15/15	7,337
6,790	GO, 5.000%, 08/15/18	7,868
4,005	GO, 5.000%, 08/15/19	4,730
2,215	GO, 5.000%, 08/15/20	2,649
530	GO, 5.000%, 08/15/21	640
	City of Fort Worth, Certificates of Obligation,
310	Series A, GO, 3.000%, 03/01/16	322
445	Series A, GO, 3.000%, 03/01/17	472
500	Series A, GO, 4.000%, 03/01/18	556
785	Series A, GO, 4.000%, 03/01/19	885
	City of Fort Worth, Refunding & Improvement, General Purpose,
450	GO, 3.000%, 03/01/16	468
870	GO, 3.000%, 03/01/17	923
1,000	GO, 4.000%, 03/01/18	1,111
1,060	GO, 4.000%, 03/01/19	1,195
	City of Houston, Public Improvement,
2,805	Series A, GO, 5.000%, 03/01/18	3,216
4,000	Series A, GO, 5.000%, 03/01/20	4,759
4,000	Series A, GO, 5.000%, 03/01/21	4,821
	City of Mesquite, County of Dallas,
185	GO, 4.000%, 02/15/18	204
250	GO, 4.000%, 02/15/20	281
165	GO, 4.000%, 02/15/21	187

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
355	City of Mesquite, County of Dallas, Certificates of Obligation, GO, 3.000%, 02/15/18	380
5,000	City of San Antonio, GO, 5.000%, 02/01/17	5,547
1,680	Collin County, Series A, GO, 3.000%, 02/15/16	1,747
1,275	County of Bexar, GO, 5.000%, 06/15/21	1,554
1,205	County of Bexar, Blanco Road Project, Series B, GO, 4.000%, 06/15/16	1,284
3,970	County of Fort Bend, Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse, Series A, GO, VAR, PSF-GTD, 2.000%, 08/15/47	4,082
5,000	County of Harris, Series A, GO, 5.000%, 10/01/26 (w)	6,180
3,250	County of Harris & Montgomery, Tomball Independent School District, School Building, Series B-3, GO, VAR, PSF-GTD, 2.000%, 02/15/43	3,341
5,150	County of Travis, Austin Independent School District, Unlimited Tax Refunding, GO, 5.000%, 08/01/17	5,810
4,000	Georgetown Independent School District, Refunding, GO, VAR, 4.750%, 08/01/15	4,155
5,300	Goose Creek, Consolidated Independent School District, School Building, Series B, GO, VAR, PSF-GTD, 2.000%, 02/15/40	5,388
	Judson Independent School District,
420	GO, PSF-GTD, 4.000%, 02/01/18	466
595	Series A, GO, PSF-GTD, 5.000%, 02/01/19	699
2,500	Katy Independent School District, School Building, Series C, GO, PSF-GTD, 5.000%, 02/15/15	2,557
	Laredo Community College District,
700	GO, 5.000%, 08/01/21	838
1,000	GO, 5.000%, 08/01/22	1,206
625	GO, 5.000%, 08/01/23	759
1,000	GO, 5.000%, 08/01/25	1,215
1,750	GO, 5.000%, 08/01/26	2,110
	Leander Independent School District, Capital Appreciation,
1,875	Series D, GO, PSF-GTD, Zero Coupon, 08/15/20	1,684
4,290	Series D, GO, PSF-GTD, Zero Coupon, 08/15/21	3,714
3,855	Leander Independent School District, School Building, Series A, GO, PSF-GTD, 5.000%, 08/15/17	4,354
1,335	Lufkin Independent School District, School Building, GO, PSF-GTD, 4.000%, 08/15/17	1,467

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	Northside Independent School District,
11,465	GO, VAR, PSF-GTD, 1.000%, 06/01/16	11,568
4,015	GO, VAR, PSF-GTD, 1.500%, 08/01/34	4,053
1,575	Pharr Sanitary Juan Alamo, Independent School District, GO, PSF-GTD, 5.000%, 02/01/18	1,802
1,530	San Jacinto College District, Capital Appreciation, Limited Tax, Building, GO, Zero Coupon, 02/15/16	1,521
1,635	San Jacinto College District, Premium Capital Appreciation, Limited Tax, GO, Zero Coupon, 02/15/16	1,626
1,600	State of Texas, College Student Loan, GO, 5.000%, 08/01/16	1,745
5,000	State of Texas, Public Finance Authority, Series A, GO, 5.000%, 10/01/14	5,021
2,515	State of Texas, Public Financing Authority, Series A, GO, 5.000%, 10/01/14	2,526
3,000	State of Texas, Transportation Commission Mobility, GO, 5.000%, 10/01/19	3,579
4,000	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment, Series B, Special Assessment, 4.000%, 07/01/17	4,330

		161,942

	Other Revenue — 2.1%
	City of Austin, Water & Wastewater System,
1,500	Rev., 5.000%, 11/15/15	1,588
9,655	Rev., 5.000%, 05/15/16	10,425
3,520	City of Dallas, Waterworks & Sewer System, Series A, Rev., 5.000%, 10/01/19	4,199
2,000	City of Houston, Hotel Occupancy, Series A, Rev., 5.000%, 09/01/14	2,000
5,000	City of Houston, Utility System Revenue Refunding, Series C, Rev., 5.000%, 05/15/20	5,969
1,000	City of San Antonio, Water System, Junior Lien, Series E, Rev., 5.000%, 05/15/19	1,177
	City of Victoria, Utility System,
160	Rev., 2.000%, 12/01/18	166
150	Rev., 2.500%, 12/01/19	159
500	Harris County Metropolitan Transit Authority, Series A, Rev., 5.000%, 11/01/16	550
20	Lower Colorado River Authority, Rev., 5.000%, 05/15/16 (p)	22
5,980	Lower Colorado River Authority, Unrefunded Balance, Rev., 5.000%, 05/15/16	6,441

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	Midtown Redevelopment Authority, Tax Allocation,
500	Rev., 3.000%, 01/01/16	516
505	Rev., 4.000%, 01/01/17	538
1,035	North Harris County, Regional Water Authority, Senior Lien, Rev., 5.000%, 12/15/19	1,222
1,155	North Texas Tollway Authority, Special Projects System, Series A, Rev., 5.000%, 09/01/16	1,262
	Stephen F. Austin State University, Board of Regents, Revenue Financing System,
750	Rev., 4.000%, 10/15/17	822
790	Rev., 4.000%, 10/15/18	878
	Texas County Trinity River Authority, Regional Wastewater System,
8,705	Rev., 5.000%, 08/01/15	9,096
5,250	Rev., 5.000%, 08/01/16 (w)	5,722
2,000	Texas Transportation Commission, Turnpike System, First Tier, Series B, Rev., VAR, 1.250%, 02/15/15	2,005
1,940	Texas Woman’s University, Board of Regents, Revenue Financing System, Rev., 5.000%, 07/01/17	2,177
	Township of Woodlands, Sales & Refunding,
2,080	Rev., AGM, 5.000%, 03/01/15	2,130
2,180	Rev., AGM, 5.000%, 03/01/16	2,328

		61,392

	Prerefunded — 1.2%
2,265	City of Lubbock, GO, NATL-RE, 5.000%, 02/15/15 (p)	2,316
1,400	City of San Antonio, GO, 5.000%, 02/01/16 (p)	1,494
1,355	City of San Antonio, Electric & Gas, Series A, Rev., 5.000%, 02/01/16 (p)	1,446
6,000	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/14 (p)	6,027
5,605	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18 (p)	7,080
	Lower Colorado River Authority,
60	Series B, Rev., 5.000%, 05/15/22 (p)	73
4,700	Series B, Rev., 5.000%, 05/15/23 (p)	5,575
3,000	North Texas Tollway Authority, Dallas North Tollway System, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	3,049
2,650	University of Texas, Series B, Rev., 5.000%, 07/01/15 (p)	2,758

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
5,000	Waco Health Facilities Development Corp., Hillcrest Health System Project, Series A, Rev., NATL-RE, FHA, 5.000%, 08/01/16 (p)	5,445

		35,263

	Total Texas	260,960

	Utah — 0.7%
	General Obligation — 0.5%
3,000	Salt Lake County, Series C, GO, 5.000%, 12/15/14	3,043
	State of Utah,
4,925	GO, 5.000%, 07/01/21	6,017
4,855	Series C, GO, 5.000%, 07/01/18	5,634

		14,694

	Other Revenue — 0.2%
2,640	Jordan Valley Water Conservancy District, Water Revenue Refunding, Series A, Rev., 5.000%, 10/01/18	3,074
2,250	State of Utah, Recapitalization, Series B, Rev., 5.000%, 07/01/15	2,342

		5,416

	Total Utah	20,110

	Vermont — 0.0% (g)
	Other Revenue — 0.0% (g)
	Vermont Municipal Bond Bank,
545	Series 2, Rev., 5.000%, 12/01/17	622
400	Series 3, Rev., 5.000%, 12/01/21	485

	Total Vermont	1,107

	Virginia — 2.2%
	General Obligation — 0.5%
3,940	City of Alexandria, Series A, GO, 4.250%, 06/15/18	4,454
1,295	City of Virginia Beach, Public Improvement, Series A-1, GO, 5.000%, 03/15/17	1,444
5,390	County of Arlington, Series B, GO, 5.000%, 08/15/22	6,668
1,385	Fairfax County, Public Improvement, Series A, GO, 5.000%, 10/01/14	1,391

		13,957

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
5,090	Virginia Beach Development Authority, Public Refunded, Series C, Rev., 5.000%, 08/01/18	5,886

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.2%
	City of Norfolk, Water Revenue,
4,435	Rev., 5.000%, 11/01/17	5,040
1,340	Rev., 5.000%, 11/01/18	1,564
2,580	Commonwealth Transportation Board, Federal Transportation Grant, Series B, Rev., GAN, 5.000%, 09/15/15	2,711
3,190	County of Fairfax, Sewer Revenue, Rev., 5.000%, 07/15/19	3,786
2,150	Fairfax County Economic Development Authority, County Facilities Projects, Series A, Rev., 4.000%, 10/01/18	2,414
5,615	Fairfax County Water Authority, Series B, Rev., 5.250%, 04/01/24	7,197
1,000	Roanoke EDA, Carilion Clinic Obligation Group, Rev., 5.000%, 07/01/15	1,040
5,585	Virginia Commonwealth Transportation Board, Capital Projects, Series A-1, Rev., 5.000%, 05/15/16	6,034
2,900	Virginia Public School Authority, Special Obligation, Rev., 5.000%, 07/15/19	3,442
1,300	Virginia Resources Authority, Infrastructure & State Moral Obligation, Series B, Rev., 5.000%, 11/01/18	1,518

		34,746

	Prerefunded — 0.3%
1,450	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17 (p)	1,619
1,000	County of Loudoun, Series A, GO, 5.000%, 07/01/15 (p)	1,041
4,725	Virginia Resources Authority, Clean Water State Revolving Fund, Rev., 4.750%, 10/01/17 (p)	5,337

		7,997

	Water & Sewer — 0.0% (g)
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/14	1,130

	Total Virginia	63,716

	Washington — 1.5%
	Certificate of Participation/Lease — 0.2%
	State of Washington, State & Local Agency Real & Personal Property,
2,555	Series D, COP, 5.000%, 07/01/18	2,952
3,125	Series D, COP, 5.000%, 07/01/19	3,678

		6,630

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — 1.1%
2,000	County of King, Shoreline School District No. 412, GO, 4.000%, 12/01/16	2,161
4,000	County of Snohomish, Everett School District No. 2, GO, 5.000%, 12/01/18	4,676
3,720	King County, Series C, GO, 5.000%, 01/01/16	3,957
	Snohomish County School District No. 002, Everett Refunding,
1,400	GO, 4.000%, 12/01/17	1,551
2,000	GO, 5.000%, 12/01/18	2,338
1,865	Snohomish County School District No. 201, Snohomish, GO, 5.000%, 12/01/15	1,978
7,905	State of Washington, Motor Vehicle Fuel Tax, Series C, GO, 5.000%, 07/01/16	8,589
7,300	State of Washington, Various Purpose, Series R, GO, 5.000%, 07/01/17	8,203

		33,453

	Other Revenue — 0.1%
1,575	Energy Northwest, Wind Project, Rev., 4.000%, 07/01/15	1,624
125	University of Washington, Rev., 1.750%, 04/01/19	128

		1,752

	Prerefunded — 0.1%
2,000	State of Washington, Various Purpose, Series D, GO, AGM, 5.000%, 01/01/15 (p)	2,033

	Total Washington	43,868

	West Virginia — 0.1%
	Other Revenue — 0.1%
595	West Virginia Water Development Authority, Infrastructure Jobs Dev Council, Series A, Rev., 3.000%, 10/01/16	624
	West Virginia Water Development Authority, Loan Program II,
540	Series A-II, Rev., 3.000%, 11/01/16	571
555	Series B-II, Rev., 3.000%, 11/01/16	586

	Total West Virginia	1,781

	Wisconsin — 0.9%
	Certificate of Participation/Lease — 0.1%
	State of Wisconsin, Master Lease,
800	Series A, COP, 5.000%, 09/01/17	903
1,125	Series A, COP, 5.000%, 09/01/18	1,301

		2,204

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.6%
2,275	City of Oak Creek, Milwaukee County, GO, 2.000%, 11/01/16	2,332
	State of Wisconsin,
1,990	Series A, GO, 5.000%, 05/01/18	2,294
11,800	Series B, GO, 5.000%, 05/01/17	13,196

		17,822

	Other Revenue — 0.2%
5,465	Wisconsin Health and Educational Facilities Authority, Ascension Health Alliance Senior Credit Group, Series B-2, Rev., VAR, 4.000%, 05/30/19	6,137

	Total Wisconsin	26,163

	Total Municipal Bonds (Cost $2,468,614)	2,506,189

Semi-Annual Demand Note — 0.2%
	New York — 0.2%
	Other Revenue — 0.2%
4,500	New York State Power Authority, General Purpose, Rev., VAR, 0.100%, 09/02/14 (Cost $4,500)	4,500

Weekly Demand Notes — 5.3%
	Arizona — 0.2%
	Other Revenue — 0.2%
4,500	Coconico County Pollution Control Corp., Arizona Public Service Company Navajo Project, Series A, Rev., VRDO, 0.250%, 09/04/14	4,500

	California — 1.6%
	Other Revenue — 1.6%
	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust,
10,000	Series A-1, Rev., VAR, 0.330%, 09/04/14	9,999
15,000	Series A-1, Rev., VRDO, 0.040%, 09/04/14	15,000
5,000	Series A-1, Rev., VRDO, 0.330%, 09/04/14	5,000
1,000	California Municipal Finance Authority, NorthBay Healthcare Group, Series A, Rev., VAR, 2.150%, 09/04/14	1,003
1,500	California Statewide Communities Development Authority, Kaiser Permanente, Series B, Rev., VAR, 1.000%, 09/04/14	1,502
	Counties of Alameda and Contra Costa, East Bay Municipal Utility District, Water System,
9,075	Series A-1, Rev., VAR, 0.250%, 09/04/14	9,078
5,000	Series A-2, Rev., VAR, 0.250%, 09/04/14	5,000

	Total California	46,582

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Connecticut — 0.1%
	Other Revenue — 0.1%
1,500	State of Connecticut, SIFMA Index, Series B, GO, 0.540%, 09/04/14	1,494

	Georgia — 0.1%
	Other Revenue — 0.1%
3,000	City of Atlanta, Water & Wastewater, Revenue Refunding, Series A-1, Rev., VAR, 1.605%, 09/04/14	3,083

	Illinois — 1.0%
	General Obligation — 1.0%
28,400	County of Cook, Capital Improvement, Series B, GO, VRDO, 0.300%, 09/04/14	28,400

	Massachusetts — 0.3%
	General Obligation — 0.3%
10,000	Commonwealth of Massachusetts, Subseries D-2, GO, VRDO, 0.350%, 09/04/14	9,993

	New Jersey — 0.3%
	Other Revenue — 0.3%
7,895	New Jersey EDA, School Facilities Construction, Series C, Rev., VAR, 1.850%, 09/04/14	8,127

	New York — 0.3%
	General Obligation — 0.3%
10,000	City of New York, Subseries J-9, GO, 0.450%, 09/04/14	10,000

	Oklahoma — 0.1%
	Other Revenue — 0.1%
2,490	Oklahoma Municipal Power Authority, SIFMA Index, Series A, Rev., VAR, 0.850%, 09/04/14	2,497

	Oregon — 0.2%
	Other Revenue — 0.2%
5,000	Oregon State Facilities Authority, Providence Health & Services, Series C, Rev., VAR, 0.930%, 09/04/14	4,997

	Pennsylvania — 0.4%
	General Obligation — 0.1%
5,000	Pennsylvania Turnpike Commission, Series B-1, Rev., 0.650%, 09/04/14	5,003

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.3%
	Pennsylvania Turnpike Commission,
5,000	Series A, Rev., VAR, 0.730%, 09/04/14	5,035
3,000	Series B, Rev., VAR, 0.450%, 09/04/14	3,000

		8,035

	Total Pennsylvania	13,038

	Texas — 0.7%
	Other Revenue — 0.7%
4,000	City of San Antonio, Water System, Junior Lien, Series F, Rev., VAR, 0.730%, 09/04/14	4,029
1,365	County of Harris Toll Road, Senior Lien, Series A, Rev., VAR, 0.480%, 09/04/14	1,366
	Harris County, Toll Road, Senior Lien,
3,200	Series A, Rev., VAR, 0.680%, 09/04/14	3,228
2,500	Series A, Rev., VAR, 0.830%, 09/04/14	2,525
10,000	Texas Transportation Commission State Highway Fund, First Tier, SIFMA Index, Series B, Rev., 0.400%, 09/04/14	10,028

	Total Texas	21,176

	Total Weekly Demand Notes (Cost $153,355)	153,887

SHARES
Short-Term Investment — 7.4%
	Investment Company — 7.4%
215,824	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $215,824)	215,824

	Total Investments — 100.1% (Cost $2,874,087)	2,912,278
	Liabilities in Excess of Other Assets — (0.1)%	(3,687)

	NET ASSETS — 100.0%	$2,908,591

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 91.5% (t)
	Alabama — 0.7%
	Other Revenue — 0.7%
1,000	Alabama Capital Region Solid Waste Disposal Authority, Tax-Exempt Solid Waste Disposal, IREP-Montgomery MRF, LLC Project, Series A, Rev., AMT, 4.500%, 06/15/34	1,053
1,000	Montgomery County Public Building Authority, Facilities Project, Rev., 5.000%, 03/01/29	1,171

	Total Alabama	2,224

	Alaska — 4.8%
	Other Revenue — 1.1%
2,750	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Rev., AGC, 6.000%, 09/01/28	3,319

	Utility — 3.7%
	Alaska Energy Authority, Power, Bradley Lake Hydroelectric Project, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17	3,996
3,915	Rev., AGM, 6.000%, 07/01/19	4,765
2,500	Alaska Municipal Bond Bank Authority, Series 1, Rev., 5.750%, 09/01/33	2,862

		11,623

	Total Alaska	14,942

	Arkansas — 0.1%
	Other Revenue — 0.1%
250	University of Arkansas, Various Facilities, Pine Bluff Campus, Series A, Rev., 5.000%, 12/01/29	298

	California — 16.4%
	Certificate of Participation/Lease — 0.5%
1,500	Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project, COP, AGM, 5.000%, 06/01/33	1,632

	General Obligation — 7.5%
5,625	County of Santa Clara, Milpitas Unified School District, Election of 2012, Series B, GO, 4.000%, 08/01/37	5,835
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 01/01/34	5,664
7,500	Mount San Antonio Community College District, Election of 2008, Series A, GO, Zero Coupon, 08/01/43	4,741
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	61
3,000	Santa Maria Joint Union High School District, Santa Barbara & San Luis Obispo, GO, Zero Coupon, 08/01/37	933

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
5,000	State of California, Various Purpose, GO, 6.500%, 04/01/33	6,109

		23,343

	Other Revenue — 2.2%
1,960	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18 (p)	2,410
1,250	City of Los Angeles, Department of Airports, Series A, Rev., AMT, 5.000%, 05/15/38	1,390
2,700	Sacramento County Sanitation Districts Financing Authority, Sacramento Regional County Sanitation District, Series A, Rev., 5.000%, 12/01/44	3,102

		6,902

	Prerefunded — 0.7%
40	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18 (p)	49
1,810	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	2,071

		2,120

	Utility — 1.7%
2,000	Long Beach Bond Finance Authority, Natural Gas Purchase, Series A, Rev., 5.250%, 11/15/21	2,324
2,500	Los Angeles Department of Water & Power, Power System, Sub Series A-1, Rev., 5.250%, 07/01/38	2,818

		5,142

	Water & Sewer — 3.8%
3,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/32	3,304
7,500	San Diego Public Facilities Financing Authority, Senior Sewer, Series A, Rev., 5.250%, 05/15/39	8,553

		11,857

	Total California	50,996

	Colorado — 3.5%
	Certificate of Participation/Lease — 0.7%
2,000	State of Colorado, Building Excellent Schools Today, Series G, COP, 5.000%, 03/15/32	2,245

	Education — 0.6%
1,500	University of Colorado, University Enterprise, Series A, Rev., 5.375%, 06/01/38	1,730

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.3%
950	Denver Health & Hospital Authority, Healthcare, Series A, Rev., 5.250%, 12/01/45	1,036

	Prerefunded — 1.2%
3,550	County of Adams, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (p)	3,526

	Utility — 0.7%
	Colorado Water Resources & Power Development Authority, Water & Wastewater Utility Enterprise Project,
1,000	Series A, Rev., AGC, 5.125%, 12/01/30	1,116
1,000	Series A, Rev., AGC, 5.250%, 12/01/38	1,122

		2,238

	Total Colorado	10,775

	Delaware — 1.5%
	Prerefunded — 1.5%
4,115	Delaware State Economic Development Authority, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	4,558

	District of Columbia — 1.9%
	General Obligation — 1.5%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	4,840

	Other Revenue — 0.4%
	District of Columbia,
500	Series A, Rev., 6.000%, 07/01/43	570
500	Series A, Rev., 6.000%, 07/01/48	567

		1,137

	Total District of Columbia	5,977

	Florida — 2.2%
	General Obligation — 1.0%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	3,111

	Transportation — 1.2%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, FGIC, 6.000%, 10/01/18	3,783

	Total Florida	6,894

	Georgia — 4.4%
	Hospital — 1.8%
5,000	Dalton Development Authority, Hamilton Healthcare System, Rev., NATL-RE, 5.500%, 08/15/26	5,595

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Special Tax — 2.6%
7,230	Metropolitan Atlanta Rapid Transit Authority, Sales Tax, Series P, Rev., AMBAC, 6.250%, 07/01/20	8,131

	Total Georgia	13,726

	Illinois — 7.8%
	General Obligation — 2.4%
2,000	City of Chicago, Series A, GO, 5.000%, 01/01/34	2,080
2,000	Cook County Forest Preserve District, Limited Tax Project, Series B, GO, 5.000%, 12/15/37	2,187
3,000	State of Illinois, GO, 5.500%, 07/01/38	3,246

		7,513

	Other Revenue — 0.5%
1,500	Chicago O’Hare International Airport, General Airport, Third Lien, Series A, Rev., 5.750%, 01/01/39	1,710

	Prerefunded — 0.7%
1,750	Chicago Public Building Commission, Board of Education, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	2,184

	Transportation — 4.2%
	Regional Transportation Authority,
6,000	Series A, Rev., NATL-RE, 6.500%, 07/01/30	8,335
4,000	Series D, Rev., NATL-RE, FGIC, 7.750%, 06/01/19	4,702

		13,037

	Total Illinois	24,444

	Indiana — 2.1%
	General Obligation — 0.2%
585	Beech Grove School Building Corp., First Mortgage, GO, NATL-RE, 6.250%, 07/05/16	621

	Other Revenue — 1.9%
5,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 5.000%, 02/01/30	5,801

	Total Indiana	6,422

	Louisiana — 1.2%
	Other Revenue — 1.2%
480	City of Bossier, Utility, Rev., 4.125%, 10/01/43	490
2,000	State of Louisiana, Gasoline & Fuels Tax, Series B, Rev., 4.000%, 05/01/39	2,067
1,000	Tobacco Settlement Financing Corp., Series A, Rev., 5.250%, 05/15/35	1,071

	Total Louisiana	3,628

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Maine — 2.2%
	Transportation — 2.2%
	Maine Turnpike Authority,
2,995	Rev., 6.000%, 07/01/34	3,557
2,680	Rev., 6.000%, 07/01/38	3,180

	Total Maine	6,737

	Michigan — 0.5%
	Other Revenue — 0.5%
1,500	Michigan State Trunk Line, Rev., 5.000%, 11/15/36	1,691

	Mississippi — 0.4%
	Other Revenue — 0.4%
1,000	Mississippi Development Bank, Water & Sewer System Project, Special Obligation, Rev., AGM, 6.875%, 12/01/40	1,323

	Missouri — 2.1%
	Other Revenue — 2.1%
5,000	Missouri Highways & Transportation Commission, First Lien Refunding State Road, Series A, Rev., 5.000%, 05/01/26	6,416

	Montana — 0.1%
	Certificate of Participation/Lease — 0.1%
400	City of Helena, COP, 5.000%, 01/01/29	435

	New Jersey — 3.5%
	Housing — 0.7%
2,150	New Jersey Housing & Mortgage Finance Agency, Single Family Housing, Series AA, Rev., 6.375%, 10/01/28	2,240

	Transportation — 2.8%
25,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	8,533

	Total New Jersey	10,773

	New York — 10.9%
	Other Revenue — 3.4%
5,000	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series C, Rev., 5.000%, 03/15/33	5,816
4,250	Utility Debt Securitization Authority, Series TE, Rev., 5.000%, 12/15/41	4,879

		10,695

	Transportation — 5.6%
14,750	Port Authority of New York & New Jersey, Consolidated, 93rd Series, Rev., 6.125%, 06/01/94	17,496

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 1.9%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/40	5,763

	Total New York	33,954

	Ohio — 1.6%
	General Obligation — 1.3%
	County of Richland, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/24	567
400	GO, AGC, 6.000%, 12/01/28	447
250	GO, AGC, 6.125%, 12/01/33	277
400	GO, AGC, 6.125%, 12/01/38	442
	Greenville City School District, School Improvement,
1,000	GO, 5.250%, 01/01/38	1,113
1,000	GO, 5.250%, 01/01/41	1,110

		3,956

	Other Revenue — 0.3%
1,000	County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities, Series A, Rev., 5.500%, 07/01/39	1,088

	Total Ohio	5,044

	Oklahoma — 0.7%
	Water & Sewer — 0.7%
2,000	Oklahoma City Water Utilities Trust, Water & Sewer System, Series A, Rev., 5.000%, 07/01/34	2,271

	South Carolina — 7.1%
	General Obligation — 3.6%
9,515	Laurens County School District No. 056, GO, AGC, SCSDE, 6.125%, 03/01/33	11,243

	Prerefunded — 1.6%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	4,979

	Utility — 1.9%
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	5,776

	Total South Carolina	21,998

	South Dakota — 0.7%
	Other Revenue — 0.6%
1,585	Heartland Consumers Power District, Unrefunded Balance, Rev., AGM, 6.000%, 01/01/17	1,685

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
300	South Dakota State Building Authority, Series A, Rev., 5.000%, 06/01/22	363

		2,048

	Prerefunded — 0.1%
221	Heartland Consumers Power District, Rev., AGM, 6.375%, 01/01/16 (p)	231

	Total South Dakota	2,279

	Texas — 11.3%
	General Obligation — 1.0%
535	City of Carrollton, GO, 5.000%, 08/15/26	620
2,200	City of Forney, Independent School District, Series A, GO, PSF-GTD, 5.750%, 08/15/33	2,553

		3,173

	Other Revenue — 3.1%
1,250	Clifton Higher Education Finance Corp., Idea Public Schools, Rev., 6.000%, 08/15/33	1,470
1,965	Dallas-Fort Worth International Airport, Joint Improvement, Series A, Rev., 5.000%, 11/01/42	2,134
2,000	North Texas Tollway Authority, Special Projects System, Series A, Rev., 6.000%, 09/01/41	2,449
	Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital,
1,000	Rev., 5.125%, 09/01/33	1,083
2,300	Rev., 5.500%, 09/01/43	2,506

		9,642

	Prerefunded — 3.9%
2,500	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,526
2,155	City of San Antonio, Electric & Gas Systems, Rev., 5.000%, 02/01/17 (p)	2,273
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18 (p)	4,421
1,500	Harris County Health Facilities Development Corp., Texas Children’s Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,742

		11,962

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 1.7%
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	5,380

	Water & Sewer — 1.6%
4,435	Canyon Regional Water Authority, Wells Ranch Project, Rev., AMBAC, 5.125%, 08/01/25	4,923

	Total Texas	35,080

	Washington — 3.8%
	Education — 2.1%
5,430	Western Washington University, Housing & Dining System, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,553

	Hospital — 1.7%
5,000	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/34	5,308

	Total Washington	11,861

	Total Municipal Bonds (Cost $248,358)	284,746

SHARES
Short-Term Investment — 7.5%
	Investment Company — 7.5%
23,343	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $23,343)	23,343

	Total Investments — 99.0% (Cost $271,701)	308,089
	Other Assets in Excess of Liabilities — 1.0%	3,038

	NET ASSETS — 100.0%	$311,127

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT AUGUST 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(11)	10 Year U.S. Treasury Note	12/19/14	$(1,384)	$(2)
(50)	2 Year U.S. Treasury Note	12/31/14	(10,952)	(3)
(11)	5 Year U.S. Treasury Note	12/31/14	(1,307)	— (h)

				$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

ACA	— Insured by American Capital Access
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CMO	— Collateralized Mortgage Obligation
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Notes
GNMA	— Government National Mortgage Association
GO	— General Obligation
GRAN	— Grant Revenue Anticipation Note
GTD	— Guaranteed
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund

Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
REMIC	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
SIFMA	— Securities Industry and Financial Markets Association
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2014.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2014.
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars)
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of August 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and unfunded commitments.

(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Municipal Income Fund		Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$352,094		$168,290		$2,696,454		$284,746
Investments in affiliates, at value	10,861		951		215,824		23,343

Total investment securities, at value	362,955		169,241		2,912,278		308,089
Deposits at broker for futures contracts	—		—		—		140
Receivables:
Investment securities sold	1,896		361		22,579		5,998
Fund shares sold	382		38		7,444		585
Interest and dividends from non-affiliates	4,107		1,839		25,570		3,203
Dividends from affiliates	—	(a)	—	(a)	2		—	(a)
Due from Adviser	—		74		—		—

Total Assets	369,340		171,553		2,967,873		318,015

LIABILITIES:
Payables:
Distributions	633		101		2,018		290
Investment securities purchased	—		—		55,194		5,971
Fund shares redeemed	111		837		1,280		354
Variation margin on futures contracts	—		—		—		3
Accrued liabilities:
Investment advisory fees	93		44		391		72
Administration fees	26		12		133		20
Shareholder servicing fees	53		22		50		30
Distribution fees	24		30		21		47
Custodian and accounting fees	48		39		64		40
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—	(a)	—	(a)
Other	48		46		131		61

Total Liabilities	1,036		1,131		59,282		6,888

Net Assets	$368,304		$170,422		$2,908,591		$311,127

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

	Municipal Income Fund	Ohio Municipal Bond Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund
NET ASSETS:
Paid-in-Capital	$347,593	$156,503	$2,875,192	$273,364
Accumulated undistributed (distributions in excess of) net investment income	303	167	1,002	340
Accumulated net realized gains (losses)	778	543	(5,794)	1,040
Net unrealized appreciation (depreciation)	19,630	13,209	38,191	36,383

Total Net Assets	$368,304	$170,422	$2,908,591	$311,127

Net Assets:
Class A	$66,651	$57,128	$41,940	$143,770
Class B	48	589	84	701
Class C	15,292	27,720	18,143	25,753
Institutional Class	—	—	2,672,212	—
Select Class	286,313	84,985	176,212	140,903

Total	$368,304	$170,422	$2,908,591	$311,127

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,578	5,070	3,943	11,287
Class B	5	52	8	55
Class C	1,522	2,448	1,692	2,036
Institutional Class	—	—	249,981	—
Select Class	28,432	7,589	16,514	11,097

Net Asset Value (a):
Class A — Redemption price per share	$10.13	$11.27	$10.64	$12.74
Class B — Offering price per share (b)	10.09	11.39	10.74	12.69
Class C — Offering price per share (b)	10.05	11.32	10.72	12.65
Institutional Class — Offering and redemption price per share	—	—	10.69	—
Select Class — Offering and redemption price per share	10.07	11.20	10.67	12.70
Class A maximum sales charge	3.75%	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.52	$11.71	$10.88	$13.24

Cost of investments in non-affiliates	$332,464	$155,081	$2,658,263	$248,358
Cost of investments in affiliates	10,861	951	215,824	23,343

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,294		$3,366		$17,289		$6,539
Dividend income from non-affiliates	168		—		—		—
Dividend income from affiliates	1		—	(a)	11		1

Total investment income	6,463		3,366		17,300		6,540

EXPENSES:
Investment advisory fees	543		266		3,396		453
Administration fees	150		74		1,127		125
Distribution fees:
Class A	82		75		54		175
Class B	—	(a)	2		—	(a)	3
Class C	57		108		77		96
Shareholder servicing fees:
Class A	82		75		54		175
Class B	—	(a)	1		—	(a)	1
Class C	19		36		25		32
Institutional Class	—		—		1,239		—
Select Class	351		110		220		170
Custodian and accounting fees	43		34		85		32
Professional fees	33		29		45		37
Trustees’ and Chief Compliance Officer’s fees	2		1		12		1
Printing and mailing costs	7		5		25		9
Registration and filing fees	25		9		67		28
Transfer agent fees	17		25		192		36
Proxy fees	—		122		—		—
Other	4		3		14		2

Total expenses	1,415		975		6,632		1,375

Less amounts waived	(155)		(213)		(2,930)		(276)

Net expenses	1,260		762		3,702		1,099

Net investment income (loss)	5,203		2,604		13,598		5,441

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	204		420		2,911		1,262
Futures	—		—		—		(332)

Net realized gain (loss)	204		420		2,911		930

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	5,067		1,134		4,525		6,670
Futures	—		—		—		26

Change in net unrealized appreciation/depreciation	5,067		1,134		4,525		6,696

Net realized/unrealized gains (losses)	5,271		1,554		7,436		7,626

Change in net assets resulting from operations	$10,474		$4,158		$21,034		$13,067

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,203	$13,444	$2,604	$6,074
Net realized gain (loss)	204	7,411	420	123
Distributions of capital gains received from investment company affiliates	—	—	—	— (a)
Change in net unrealized appreciation/depreciation	5,067	(25,441)	1,134	(7,988)

Change in net assets resulting from operations	10,474	(4,586)	4,158	(1,791)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(865)	(2,055)	(872)	(2,140)
From net realized gains	—	(945)	—	(6)
Class B
From net investment income	(1)	(3)	(7)	(18)
From net realized gains	—	(1)	—	— (a)
Class C
From net investment income	(159)	(454)	(327)	(890)
From net realized gains	—	(238)	—	(3)
Select Class
From net investment income	(4,070)	(11,139)	(1,402)	(3,036)
From net realized gains	—	(4,241)	—	(9)

Total distributions to shareholders	(5,095)	(19,076)	(2,608)	(6,102)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,575	(213,693)	(12,889)	(61,523)

NET ASSETS:
Change in net assets	8,954	(237,355)	(11,339)	(69,416)
Beginning of period	359,350	596,705	181,761	251,177

End of period	$368,304	$359,350	$170,422	$181,761

Accumulated undistributed (distributions in excess of) net investment income	$303	$195	$167	$171

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,598	$17,131	$5,441	$13,034
Net realized gain (loss)	2,911	(632)	930	459
Distributions of capital gains received from investment company affiliates	—	20	—	1
Change in net unrealized appreciation/depreciation	4,525	10,037	6,696	(18,488)

Change in net assets resulting from operations	21,034	26,556	13,067	(4,994)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(109)	(343)	(2,489)	(5,839)
From net realized gains	—	—	—	(159)
Class B
From net investment income	—	— (a)	(11)	(30)
From net realized gains	—	—	—	(1)
Class C
From net investment income	—	(26)	(372)	(1,191)
From net realized gains	—	—	—	(34)
Institutional Class
From net investment income	(12,419)	(9,669)	—	—
Select Class
From net investment income	(657)	(6,857)	(2,550)	(6,379)
From net realized gains	—	—	—	(163)

Total distributions to shareholders	(13,185)	(16,895)	(5,422)	(13,796)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	483,624	1,101,907	18,918	(154,029)

NET ASSETS:
Change in net assets	491,473	1,111,568	26,563	(172,819)
Beginning of period	2,417,118	1,305,550	284,564	457,383

End of period	$2,908,591	$2,417,118	$311,127	$284,564

Accumulated undistributed (distributions in excess of) net investment income	$1,002	$589	$340	$321

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

	Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,033	$8,921	$1,369	$5,155
Distributions reinvested	840	2,923	812	1,951
Cost of shares redeemed	(4,519)	(30,913)	(6,730)	(33,961)

Change in net assets resulting from Class A capital transactions	$1,354	$(19,069)	$(4,549)	$(26,855)

Class B
Proceeds from shares issued	$—	$— (a)	$39	$1
Distributions reinvested	— (a)	4	7	18
Cost of shares redeemed	(15)	(296)	(83)	(696)

Change in net assets resulting from Class B capital transactions	$(15)	$(292)	$(37)	$(677)

Class C
Proceeds from shares issued	$960	$828	$734	$2,397
Distributions reinvested	142	619	317	871
Cost of shares redeemed	(1,461)	(11,204)	(3,457)	(26,998)

Change in net assets resulting from Class C capital transactions	$(359)	$(9,757)	$(2,406)	$(23,730)

Select Class
Proceeds from shares issued	$34,775	$45,528	$4,959	$15,765
Distributions reinvested	327	1,178	836	1,778
Cost of shares redeemed	(32,507)	(231,281)	(11,692)	(27,804)

Change in net assets resulting from Select Class capital transactions	$2,595	$(184,575)	$(5,897)	$(10,261)

Total change in net assets resulting from capital transactions	$3,575	$(213,693)	$(12,889)	$(61,523)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class A
Issued	500	891	123	452
Reinvested	84	293	73	175
Redeemed	(450)	(3,081)	(601)	(3,040)

Change in Class A Shares	134	(1,897)	(405)	(2,413)

Class B
Issued	—	— (a)	4	— (a)
Reinvested	— (a)	— (a)	— (a)	1
Redeemed	(1)	(29)	(7)	(61)

Change in Class B Shares	(1)	(29)	(3)	(60)

Class C
Issued	97	81	64	212
Reinvested	14	63	28	78
Redeemed	(147)	(1,128)	(307)	(2,422)

Change in Class C Shares	(36)	(984)	(215)	(2,132)

Select Class
Issued	3,487	4,581	446	1,414
Reinvested	33	119	75	160
Redeemed	(3,261)	(23,213)	(1,051)	(2,516)

Change in Select Class Shares	259	(18,513)	(530)	(942)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,274	$19,443	$24,410	$22,898
Distributions reinvested	103	332	2,402	5,764
Cost of shares redeemed	(5,212)	(51,344)	(15,675)	(90,629)

Change in net assets resulting from Class A capital transactions	$165	$(31,569)	$11,137	$(61,967)

Class B
Proceeds from shares issued	$—	$51	$— (a)	$1
Distributions reinvested	—	— (a)	10	28
Cost of shares redeemed	(27)	(16)	(110)	(449)

Change in net assets resulting from Class B capital transactions	$(27)	$35	$(100)	$(420)

Class C
Proceeds from shares issued	$665	$3,828	$2,902	$5,686
Distributions reinvested	—	26	366	1,193
Cost of shares redeemed	(4,476)	(17,122)	(3,223)	(36,531)

Change in net assets resulting from Class C capital transactions	$(3,811)	$(13,268)	$45	$(29,652)

Institutional Class
Proceeds from shares issued	$696,590	$2,279,432	$—	$—
Distributions reinvested	1,825	1,040	—	—
Cost of shares redeemed	(208,562)	(389,797)	—	—

Change in net assets resulting from Institutional Class capital transactions	$489,853	$1,890,675	$—	$—

Select Class
Proceeds from shares issued	$27,464	$1,082,815	$16,948	$25,592
Distributions reinvested	136	857	792	1,627
Cost of shares redeemed	(30,156)	(1,827,638)	(9,904)	(89,209)

Change in net assets resulting from Select Class capital transactions	$(2,556)	$(743,966)	$7,836	$(61,990)

Total change in net assets resulting from capital transactions	$483,624	$1,101,907	$18,918	$(154,029)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class A
Issued	497	1,846	1,941	1,856
Reinvested	10	32	191	468
Redeemed	(492)	(4,873)	(1,246)	(7,361)

Change in Class A Shares	15	(2,995)	886	(5,037)

Class B
Issued	—	5	— (a)	— (a)
Reinvested	—	— (a)	1	2
Redeemed	(2)	(2)	(9)	(36)

Change in Class B Shares	(2)	3	(8)	(34)

Class C
Issued	62	359	234	453
Reinvested	—	2	29	97
Redeemed	(419)	(1,610)	(259)	(2,991)

Change in Class C Shares	(357)	(1,249)	4	(2,441)

Institutional Class
Issued	65,448	215,098	—	—
Reinvested	171	98	—	—
Redeemed	(19,584)	(36,769)	—	—

Change in Institutional Class Shares	46,035	178,427	—	—

Select Class
Issued	2,583	102,923	1,352	2,079
Reinvested	13	81	63	133
Redeemed	(2,838)	(172,959)	(792)	(7,312)

Change in Select Class Shares	(242)	(69,955)	623	(5,100)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Municipal Income Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$9.98	$0.14	(f)	$0.14	$0.28	$(0.13)	$—	$(0.13)
Year Ended February 28, 2014	10.41	0.28	(f)	(0.28)	— (g)	(0.29)	(0.14)	(0.43)
Year Ended February 28, 2013	10.35	0.29	(f)	0.05	0.34	(0.28)	—	(0.28)
Year Ended February 29, 2012	9.86	0.30	(f)	0.50	0.80	(0.31)	—	(0.31)
Year Ended February 28, 2011	10.00	0.31	(f)	(0.14)	0.17	(0.31)	—	(0.31)
Year Ended February 28, 2010	9.57	0.32	(f)	0.43	0.75	(0.32)	—	(0.32)

Class B
Six Months Ended August 31, 2014 (Unaudited)	9.94	0.11	(f)	0.14	0.25	(0.10)	—	(0.10)
Year Ended February 28, 2014	10.36	0.22	(f)	(0.27)	(0.05)	(0.23)	(0.14)	(0.37)
Year Ended February 28, 2013	10.29	0.23	(f)	0.06	0.29	(0.22)	—	(0.22)
Year Ended February 29, 2012	9.80	0.24	(f)	0.50	0.74	(0.25)	—	(0.25)
Year Ended February 28, 2011	9.94	0.25	(f)	(0.14)	0.11	(0.25)	—	(0.25)
Year Ended February 28, 2010	9.52	0.27	(f)	0.42	0.69	(0.27)	—	(0.27)

Class C
Six Months Ended August 31, 2014 (Unaudited)	9.90	0.11	(f)	0.14	0.25	(0.10)	—	(0.10)
Year Ended February 28, 2014	10.33	0.22	(f)	(0.28)	(0.06)	(0.23)	(0.14)	(0.37)
Year Ended February 28, 2013	10.27	0.23	(f)	0.06	0.29	(0.23)	—	(0.23)
Year Ended February 29, 2012	9.78	0.24	(f)	0.50	0.74	(0.25)	—	(0.25)
Year Ended February 28, 2011	9.93	0.25	(f)	(0.15)	0.10	(0.25)	—	(0.25)
Year Ended February 28, 2010	9.51	0.27	(f)	0.42	0.69	(0.27)	—	(0.27)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	9.92	0.15	(f)	0.15	0.30	(0.15)	—	(0.15)
Year Ended February 28, 2014	10.35	0.30	(f)	(0.27)	0.03	(0.32)	(0.14)	(0.46)
Year Ended February 28, 2013	10.29	0.31	(f)	0.06	0.37	(0.31)	—	(0.31)
Year Ended February 29, 2012	9.80	0.32	(f)	0.50	0.82	(0.33)	—	(0.33)
Year Ended February 28, 2011	9.94	0.33	(f)	(0.14)	0.19	(0.33)	—	(0.33)
Year Ended February 28, 2010	9.52	0.35	(f)	0.42	0.77	(0.35)	—	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (b)(e)

$10.13	2.86%	$66,651	0.87%	2.71%	0.96%	6%
9.98	0.13	64,327	0.87	2.78	0.94	3
10.41	3.35	86,839	0.86	2.76	0.92	13
10.35	8.19	90,497	0.86	2.95	0.93	6
9.86	1.67	94,167	0.87	3.07	0.93	18
10.00	8.01	100,454	0.86	3.32	0.93	18

10.09	2.54	48	1.45	2.12	1.46	6
9.94	(0.42)	61	1.42	2.21	1.43	3
10.36	2.86	361	1.41	2.24	1.42	13
10.29	7.63	1,252	1.42	2.38	1.43	6
9.80	1.12	2,993	1.42	2.52	1.43	18
9.94	7.32	9,058	1.43	2.77	1.43	18

10.05	2.58	15,292	1.45	2.12	1.46	6
9.90	(0.45)	15,425	1.44	2.20	1.44	3
10.33	2.80	26,248	1.42	2.21	1.42	13
10.27	7.66	26,863	1.42	2.39	1.43	6
9.78	1.04	27,426	1.42	2.51	1.42	18
9.93	7.35	33,426	1.42	2.74	1.43	18

10.07	3.01	286,313	0.62	2.96	0.71	6
9.92	0.38	279,537	0.62	3.02	0.69	3
10.35	3.61	483,257	0.62	3.01	0.67	13
10.29	8.49	616,596	0.61	3.20	0.68	6
9.80	1.94	964,908	0.62	3.32	0.68	18
9.94	8.22	1,073,960	0.62	3.57	0.68	18

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Ohio Municipal Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$11.17	$0.16	(f)	$0.11	$0.27	$(0.17)	$—		$(0.17)
Year Ended February 28, 2014	11.51	0.32	(f)	(0.34)	(0.02)	(0.32)	—	(h)	(0.32)
Year Ended February 28, 2013	11.50	0.32	(f)	0.01	0.33	(0.31)	(0.01)		(0.32)
Year Ended February 29, 2012	10.95	0.35	(f)	0.56	0.91	(0.35)	(0.01)		(0.36)
Year Ended February 28, 2011	11.15	0.34	(f)	(0.19)	0.15	(0.35)	—	(h)	(0.35)
Year Ended February 28, 2010	10.87	0.36	(f)	0.28	0.64	(0.36)	—		(0.36)

Class B
Six Months Ended August 31, 2014 (Unaudited)	11.29	0.13	(f)	0.10	0.23	(0.13)	—		(0.13)
Year Ended February 28, 2014	11.62	0.25	(f)	(0.33)	(0.08)	(0.25)	—	(h)	(0.25)
Year Ended February 28, 2013	11.60	0.25	(f)	0.02	0.27	(0.24)	(0.01)		(0.25)
Year Ended February 29, 2012	11.04	0.28	(f)	0.57	0.85	(0.28)	(0.01)		(0.29)
Year Ended February 28, 2011	11.24	0.28	(f)	(0.20)	0.08	(0.28)	—	(h)	(0.28)
Year Ended February 28, 2010	10.95	0.30	(f)	0.28	0.58	(0.29)	—		(0.29)

Class C
Six Months Ended August 31, 2014 (Unaudited)	11.22	0.13	(f)	0.10	0.23	(0.13)	—		(0.13)
Year Ended February 28, 2014	11.56	0.25	(f)	(0.33)	(0.08)	(0.26)	—	(h)	(0.26)
Year Ended February 28, 2013	11.55	0.25	(f)	0.01	0.26	(0.24)	(0.01)		(0.25)
Year Ended February 29, 2012	10.99	0.28	(f)	0.57	0.85	(0.28)	(0.01)		(0.29)
Year Ended February 28, 2011	11.20	0.28	(f)	(0.21)	0.07	(0.28)	—	(h)	(0.28)
Year Ended February 28, 2010	10.91	0.29	(f)	0.29	0.58	(0.29)	—		(0.29)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	11.10	0.18	(f)	0.10	0.28	(0.18)	—		(0.18)
Year Ended February 28, 2014	11.44	0.35	(f)	(0.34)	0.01	(0.35)	—	(h)	(0.35)
Year Ended February 28, 2013	11.43	0.35	(f)	0.01	0.36	(0.34)	(0.01)		(0.35)
Year Ended February 29, 2012	10.88	0.37	(f)	0.57	0.94	(0.38)	(0.01)		(0.39)
Year Ended February 28, 2011	11.09	0.37	(f)	(0.21)	0.16	(0.37)	—	(h)	(0.37)
Year Ended February 28, 2010	10.81	0.39	(f)	0.28	0.67	(0.39)	—		(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended August 31, 2014.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$11.27	2.40%	$57,128	0.88	%(g)	2.92	%(g)	1.07	%(g)	—%
11.17	(0.08)	61,153	0.88		2.85		0.99		3
11.51	2.86	90,786	0.87		2.77		0.97		6
11.50	8.44	86,982	0.88		3.09		0.98		6
10.95	1.33	102,830	0.87		3.06		0.97		7
11.15	5.94	122,990	0.87		3.27		0.98		7

11.39	2.05	589	1.50	(g)	2.30	(g)	1.57	(g)	—
11.29	(0.61)	622	1.46		2.25		1.48		3
11.62	2.31	1,333	1.46		2.19		1.47		6
11.60	7.80	2,220	1.48		2.52		1.48		6
11.04	0.69	4,591	1.46		2.48		1.47		7
11.24	5.35	10,095	1.47		2.71		1.48		7

11.32	2.06	27,720	1.50	(g)	2.30	(g)	1.57	(g)	—
11.22	(0.70)	29,872	1.48		2.24		1.48		3
11.56	2.27	55,414	1.46		2.18		1.47		6
11.55	7.87	51,690	1.48		2.49		1.48		6
10.99	0.62	51,174	1.46		2.47		1.47		7
11.20	5.41	62,918	1.46		2.64		1.48		7

11.20	2.53	84,985	0.63	(g)	3.17	(g)	0.82	(g)	—
11.10	0.17	90,114	0.63		3.11		0.74		3
11.44	3.12	103,644	0.62		3.02		0.72		6
11.43	8.77	100,013	0.63		3.34		0.73		6
10.88	1.49	100,451	0.62		3.32		0.72		7
11.09	6.26	116,485	0.62		3.53		0.73		7

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short-Intermediate Municipal Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$10.61	$0.03	(f)	$0.03	$0.06	$(0.03)
Year Ended February 28, 2014	10.63	0.07	(f)	(0.03)	0.04	(0.06)
Year Ended February 28, 2013	10.65	0.08	(f)	(0.02)	0.06	(0.08)
Year Ended February 29, 2012	10.44	0.11	(f)	0.21	0.32	(0.11)
Year Ended February 28, 2011	10.53	0.12	(f)	(0.09)	0.03	(0.12)
Year Ended February 28, 2010	10.29	0.17	(f)	0.24	0.41	(0.17)

Class B
Six Months Ended August 31, 2014 (Unaudited)	10.71	—	(f)(g)	0.03	0.03	—
Year Ended February 28, 2014	10.73	0.01	(f)	(0.02)	(0.01)	(0.01)
Year Ended February 28, 2013	10.76	0.03	(f)	(0.04)	(0.01)	(0.02)
Year Ended February 29, 2012	10.54	0.06	(f)	0.21	0.27	(0.05)
Year Ended February 28, 2011	10.63	0.07	(f)	(0.09)	(0.02)	(0.07)
Year Ended February 28, 2010	10.38	0.13	(f)	0.23	0.36	(0.11)

Class C
Six Months Ended August 31, 2014 (Unaudited)	10.69	—	(f)(g)	0.03	0.03	—
Year Ended February 28, 2014	10.71	0.01	(f)	(0.02)	(0.01)	(0.01)
Year Ended February 28, 2013	10.74	0.03	(f)	(0.03)	— (g)	(0.03)
Year Ended February 29, 2012	10.53	0.06	(f)	0.21	0.27	(0.06)
Year Ended February 28, 2011	10.61	0.07	(f)	(0.08)	(0.01)	(0.07)
Year Ended February 28, 2010	10.37	0.12	(f)	0.24	0.36	(0.12)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	10.66	0.06	(f)	0.02	0.08	(0.05)
Year Ended February 28, 2014	10.68	0.12	(f)	(0.03)	0.09	(0.11)
Year Ended February 28, 2013	10.71	0.14	(f)	(0.04)	0.10	(0.13)
Year Ended February 29, 2012	10.49	0.16	(f)	0.22	0.38	(0.16)
Year Ended February 28, 2011	10.58	0.18	(f)	(0.09)	0.09	(0.18)
June 19, 2009 (h) through February 28, 2010	10.36	0.15	(f)	0.21	0.36	(0.14)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	10.65	0.04	(f)	0.02	0.06	(0.04)
Year Ended February 28, 2014	10.66	0.09	(f)	(0.02)	0.07	(0.08)
Year Ended February 28, 2013	10.68	0.11	(f)	(0.02)	0.09	(0.11)
Year Ended February 29, 2012	10.47	0.14	(f)	0.21	0.35	(0.14)
Year Ended February 28, 2011	10.56	0.15	(f)	(0.09)	0.06	(0.15)
Year Ended February 28, 2010	10.32	0.19	(f)	0.24	0.43	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.64	0.54%	$41,940	0.74%	0.53%	0.87%	27%
10.61	0.38	41,685	0.74	0.63	0.87	39
10.63	0.56	73,578	0.74	0.77	0.86	33
10.65	3.05	80,858	0.75	1.04	0.87	43
10.44	0.32	121,687	0.74	1.18	0.88	42
10.53	3.97	155,902	0.75	1.63	0.90	22

10.74	0.28	84	1.24	0.04	1.36	27
10.71	(0.07)	111	1.24	0.12	1.37	39
10.73	(0.06)	76	1.24	0.28	1.36	33
10.76	2.61	172	1.25	0.55	1.37	43
10.54	(0.18)	394	1.24	0.69	1.38	42
10.63	3.48	953	1.26	1.28	1.43	22

10.72	0.28	18,143	1.24	0.04	1.36	27
10.69	(0.10)	21,918	1.24	0.13	1.37	39
10.71	(0.05)	35,324	1.24	0.28	1.36	33
10.74	2.54	43,532	1.25	0.53	1.37	43
10.53	(0.07)	51,202	1.24	0.68	1.38	42
10.61	3.44	65,222	1.25	1.10	1.40	22

10.69	0.78	2,672,212	0.24	1.03	0.47	27
10.66	0.88	2,175,023	0.23	1.10	0.49	39
10.68	0.95	272,548	0.24	1.27	0.46	33
10.71	3.67	250,344	0.24	1.53	0.46	43
10.49	0.84	199,764	0.24	1.67	0.48	42
10.58	3.49	179,648	0.24	2.01	0.48	22

10.67	0.57	176,212	0.49	0.79	0.62	27
10.65	0.67	178,381	0.49	0.88	0.61	39
10.66	0.80	924,024	0.49	1.01	0.61	33
10.68	3.32	751,495	0.50	1.28	0.62	43
10.47	0.59	814,614	0.49	1.43	0.63	42
10.56	4.23	887,131	0.49	1.82	0.64	22

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$12.41	$0.23	(f)	$0.33	$0.56	$(0.23)	$—	$(0.23)
Year Ended February 28, 2014	12.88	0.46	(f)	(0.44)	0.02	(0.48)	(0.01)	(0.49)
Year Ended February 28, 2013	12.77	0.47	(f)	0.09	0.56	(0.45)	—	(0.45)
Year Ended February 29, 2012	12.08	0.50	(f)	0.70	1.20	(0.51)	—	(0.51)
Year Ended February 28, 2011	12.49	0.50		(0.40)	0.10	(0.51)	—	(0.51)
Year Ended February 28, 2010	12.15	0.53		0.34	0.87	(0.53)	—	(0.53)

Class B
Six Months Ended August 31, 2014 (Unaudited)	12.37	0.18	(f)	0.32	0.50	(0.18)	—	(0.18)
Year Ended February 28, 2014	12.84	0.37	(f)	(0.43)	(0.06)	(0.40)	(0.01)	(0.41)
Year Ended February 28, 2013	12.73	0.38	(f)	0.09	0.47	(0.36)	—	(0.36)
Year Ended February 29, 2012	12.04	0.42	(f)	0.69	1.11	(0.42)	—	(0.42)
Year Ended February 28, 2011	12.45	0.37		(0.36)	0.01	(0.42)	—	(0.42)
Year Ended February 28, 2010	12.11	0.43		0.35	0.78	(0.44)	—	(0.44)

Class C
Six Months Ended August 31, 2014 (Unaudited)	12.33	0.18	(f)	0.32	0.50	(0.18)	—	(0.18)
Year Ended February 28, 2014	12.80	0.37	(f)	(0.44)	(0.07)	(0.39)	(0.01)	(0.40)
Year Ended February 28, 2013	12.69	0.38	(f)	0.10	0.48	(0.37)	—	(0.37)
Year Ended February 29, 2012	12.01	0.41	(f)	0.69	1.10	(0.42)	—	(0.42)
Year Ended February 28, 2011	12.42	0.41		(0.40)	0.01	(0.42)	—	(0.42)
Year Ended February 28, 2010	12.09	0.45		0.34	0.79	(0.46)	—	(0.46)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	12.37	0.24	(f)	0.33	0.57	(0.24)	—	(0.24)
Year Ended February 28, 2014	12.84	0.48	(f)	(0.44)	0.04	(0.50)	(0.01)	(0.51)
Year Ended February 28, 2013	12.73	0.49	(f)	0.09	0.58	(0.47)	—	(0.47)
Year Ended February 29, 2012	12.05	0.52	(f)	0.69	1.21	(0.53)	—	(0.53)
Year Ended February 28, 2011	12.45	0.54		(0.41)	0.13	(0.53)	—	(0.53)
Year Ended February 28, 2010	12.11	0.56		0.33	0.89	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.74	4.52%	$143,770	0.74%	3.58%	0.98%	40%
12.41	0.31	129,124	0.74	3.72	0.99	62
12.88	4.45	198,873	0.74	3.67	0.94	43
12.77	10.12	183,329	0.75	4.06	0.96	24
12.08	0.78	187,253	0.75	4.04	0.94	1
12.49	7.30	210,306	0.75	4.28	0.95	10

12.69	4.08	701	1.43	2.90	1.48	40
12.37	(0.36)	781	1.43	3.04	1.49	62
12.84	3.76	1,250	1.43	2.99	1.44	43
12.73	9.37	1,575	1.44	3.39	1.46	24
12.04	0.07	2,836	1.44	3.35	1.44	1
12.45	6.58	5,642	1.44	3.60	1.45	10

12.65	4.10	25,753	1.43	2.90	1.48	40
12.33	(0.40)	25,057	1.43	3.00	1.48	62
12.80	3.80	57,237	1.43	2.98	1.44	43
12.69	9.34	40,523	1.44	3.37	1.46	24
12.01	0.08	37,380	1.44	3.35	1.44	1
12.42	6.62	39,673	1.43	3.58	1.44	10

12.70	4.61	140,903	0.57	3.75	0.73	40
12.37	0.49	129,602	0.57	3.89	0.74	62
12.84	4.63	200,023	0.57	3.85	0.69	43
12.73	10.25	210,217	0.58	4.25	0.71	24
12.05	1.02	276,700	0.58	4.20	0.69	1
12.45	7.51	472,557	0.58	4.45	0.70	10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Municipal Income Fund	Class A, Class B, Class C and Select Class	Diversified
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Tax Free Bond Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of Municipal Income Fund is to seek current income exempt from federal income taxes.

The Investment objective of Ohio Municipal Bond Fund is to seek current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

The investment objective of Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Effective November 1, 2009, Class B Shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund purchased before September 3, 2013). Effective September 3, 2013, purchases of Class C Shares of the Short-Intermediate Municipal Bond Fund are subject to a CDSC on the original cost of shares. Class B Shares automatically convert to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of the credit enhancements, such as bond insurance and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures are generally valued on the basis of available market quotations. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee

70	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Other Revenue	$—	$1,023	$—	$1,023

Alaska
Housing	—	385	—	385
Other Revenue	—	3,911	—	3,911

Total Alaska	—	4,296	—	4,296

Arizona
Certificate of Participation/Lease	—	2,948	—	2,948
Hospital	—	902	—	902
Housing	—	99	—	99
Other Revenue	—	2,666	—	2,666
Water & Sewer	—	3,308	—	3,308

Total Arizona	—	9,923	—	9,923

Arkansas
Housing	—	250	—	250
Special Tax	—	107	—	107

Total Arkansas	—	357	—	357

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California
General Obligation	$—	$1,149	$—	$1,149
Housing	—	1,848	—	1,848
Other Revenue	—	3,384	—	3,384

Total California	—	6,381	—	6,381

Colorado
Certificate of Participation/Lease	—	729	—	729
General Obligation	—	1,213	—	1,213
Hospital	—	2,572	—	2,572
Housing	—	1,242	—	1,242
Prerefunded	—	35	—	35

Total Colorado	—	5,791	—	5,791

Connecticut
Other Revenue	—	4,409	—	4,409

Delaware
Housing	—	654	—	654
Other Revenue	—	607	—	607

Total Delaware	—	1,261	—	1,261

District of Columbia
Other Revenue	—	3,020	—	3,020
Transportation	—	4,656	—	4,656

Total District of Columbia	—	7,676	—	7,676

Florida
Certificate of Participation/Lease	—	4,754	—	4,754
Education	—	2,881	—	2,881
Housing	—	5,572	—	5,572
Other Revenue	—	10,406	—	10,406
Utility	—	6,069	—	6,069
Water & Sewer	—	6,307	—	6,307

Total Florida	—	35,989	—	35,989

Georgia
Certificate of Participation/Lease	—	6,062	—	6,062
General Obligation	—	6,030	—	6,030
Housing	—	830	—	830
Other Revenue	—	1,517	—	1,517

Total Georgia	—	14,439	—	14,439

Hawaii
General Obligation	—	5,125	—	5,125

Illinois
Education	—	3,160	—	3,160
General Obligation	—	2,192	—	2,192
Housing	—	2,637	—	2,637
Other Revenue	—	3,768	—	3,768

Total Illinois	—	11,757	—	11,757

Indiana
Hospital	—	2,163	—	2,163
Other Revenue	—	2,756	—	2,756
Water & Sewer	—	1,112	—	1,112

Total Indiana	—	6,031	—	6,031

72	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Iowa
Housing	$—	$434	$—	$434

Kansas
Housing	—	569	—	569

Louisiana
Hospital	—	271	—	271
Housing	—	1,859	—	1,859
Other Revenue	—	3,812	—	3,812

Total Louisiana	—	5,942	—	5,942

Maine
Other Revenue	—	460	—	460

Maryland
Housing	—	549	—	549

Massachusetts
Education	—	3,370	—	3,370
General Obligation	—	3,095	—	3,095
Housing	—	1,054	—	1,054
Other Revenue	—	12,710	—	12,710
Water & Sewer	—	6,371	—	6,371

Total Massachusetts	—	26,600	—	26,600

Michigan
General Obligation	—	1,115	—	1,115
Housing	—	2,064	—	2,064
Other Revenue	—	1,927	—	1,927
Water & Sewer	—	4,291	—	4,291

Total Michigan	—	9,397	—	9,397

Minnesota
General Obligation	—	2,784	—	2,784
Housing	—	2,892	—	2,892
Other Revenue	—	7,841	—	7,841

Total Minnesota	—	13,517	—	13,517

Mississippi
Housing	—	2,354	—	2,354
Other Revenue	—	1,278	—	1,278

Total Mississippi	—	3,632	—	3,632

Missouri
Housing	—	2,875	—	2,875
Transportation	—	2,315	—	2,315

Total Missouri	—	5,190	—	5,190

Montana
Housing	—	20	—	20

Nevada
Housing	—	176	—	176
Other Revenue	—	1,435	—	1,435

Total Nevada	—	1,611	—	1,611

New Hampshire
Education	—	4,501	—	4,501
Housing	—	890	—	890
Other Revenue	—	1,178	—	1,178

Total New Hampshire	—	6,569	—	6,569

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Jersey
Education	$—	$1,568	$—	$1,568
Other Revenue	—	4,092	—	4,092
Transportation	—	2,367	—	2,367

Total New Jersey	—	8,027	—	8,027

New Mexico
Housing	—	2,291	—	2,291

New York
Certificate of Participation/Lease	—	1,130	—	1,130
Housing	—	1,051	—	1,051
Other Revenue	—	14,127	—	14,127
Special Tax	—	2,342	—	2,342
Transportation	—	3,733	—	3,733

Total New York	—	22,383	—	22,383

North Carolina
Education	—	4,272	—	4,272
Housing	—	1,246	—	1,246
Other Revenue	—	2,663	—	2,663
Water & Sewer	—	3,941	—	3,941

Total North Carolina	—	12,122	—	12,122

North Dakota
Housing	—	1,210	—	1,210
Industrial Development Revenue/Pollution Control Revenue	—	2,148	—	2,148
Other Revenue	—	2,365	—	2,365

Total North Dakota	—	5,723	—	5,723

Ohio
General Obligation	—	1,907	—	1,907
Housing	—	1,744	—	1,744
Industrial Development Revenue/Pollution Control Revenue	—	941	—	941
Other Revenue	—	2,680	—	2,680

Total Ohio	—	7,272	—	7,272

Oklahoma
Housing	—	1,354	87	1,441
Other Revenue	—	1,117	—	1,117

Total Oklahoma	—	2,471	87	2,558

Oregon
Housing	—	3,617	—	3,617
Other Revenue	—	2,339	—	2,339

Total Oregon	—	5,956	—	5,956

Pennsylvania
Education	—	4,689	—	4,689
Industrial Development Revenue/Pollution Control Revenue	—	1,253	—	1,253
Other Revenue	—	6,036	—	6,036

Total Pennsylvania	—	11,978	—	11,978

74	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Rhode Island
Other Revenue	$—	$2,971	$—		$2,971

South Carolina
General Obligation	—	6,786	—		6,786
Other Revenue	—	795	—		795

Total South Carolina	—	7,581	—		7,581

South Dakota
Housing	—	894	—		894

Tennessee
Housing	—	2,980	—		2,980
Other Revenue	—	1,962	—		1,962
Transportation	—	1,149	—		1,149
Utility	—	2,310	—		2,310
Water & Sewer	—	2,436	—		2,436

Total Tennessee	—	10,837	—		10,837

Texas
General Obligation	—	9,788	—		9,788
Housing	—	4,519	—		4,519
Industrial Development Revenue/Pollution Control Revenue	—	5,354	—		5,354
Other Revenue	—	6,113	—		6,113
Water & Sewer	—	5,602	—		5,602

Total Texas	—	31,376	—		31,376

Utah
Certificate of Participation/Lease	—	1,225	—		1,225
Education	—	4,014	—		4,014

Total Utah	—	5,239	—		5,239

Vermont
Other Revenue	—	751	—		751

Virginia
Other Revenue	—	4,866	—		4,866

Washington
General Obligation	—	2,437	—		2,437
Other Revenue	—	2,067	—		2,067

Total Washington	—	4,504	—		4,504

West Virginia
Other Revenue	—	3,066	—		3,066

Wisconsin
Hospital	—	5,084	—		5,084
Other Revenue	—	2,368	—		2,368

Total Wisconsin	—	7,452	—		7,452

Total Municipal Bonds	—	346,708	87		346,795

Investment Company	5,299	—	—		5,299
Short-Term Investments
Investment Company	10,861	—	—		10,861

Total Investments in Securities	$16,160	$346,708	$87	*	$362,955

*	Level 3 securities are valued by brokers and pricing services. At August 31, 2014, the value of these securities was approximately $87,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

Ohio Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$951	$168,290	$—	$169,241

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$215,824	$2,696,454	$—	$2,912,278

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$23,343	$284,746	$—	$308,089

Depreciation in Other Financial Instruments
Futures Contracts	$(5)	$—	$—	$(5)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended August 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2014 (amounts in thousands):

	Value	Percentage
Municipal Income Fund	$5,171	1.4%

C. Futures Contracts — Tax Free Bond Fund uses treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio. The use of futures contracts exposes the Fund to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2014 (amounts in thousands):

Tax Free Bond Fund
Futures Contracts:
Average Notional Balance Long	$—
Average Notional Balance Short	8,242
Ending Notional Balance Long	—
Ending Notional Balance Short	13,643

The Fund’s futures contracts are not subject to master netting arrangements (the right, to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments. As of August 31, 2014, Short-Intermediate Municipal Bond Fund had when-issued securities on its SOI.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. Floating-Rate Note Obligations Related to Securities Held — Municipal Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of an inverse floating rate investment (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse.

At August 31, 2014, Municipal Income Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Municipal Income Fund	0.30%
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Municipal Income Fund	$4	$—
Ohio Municipal Bond Fund	2	—
Short-Intermediate Municipal Bond Fund	1	—
Tax Free Bond Fund	14	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Municipal Income Fund	0.25%	0.25%	0.25%	n/a	0.25%
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25	0.10%	0.25
Tax Free Bond Fund	0.25	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Municipal Income Fund	0.87%	1.52%	1.52%	n/a	0.62%
Ohio Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Short-Intermediate Municipal Bond Fund	0.75	1.25	1.25	0.25%	0.50
Tax Free Bond Fund	0.75	1.44	1.44	n/a	0.58

78	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

The expense limitation agreements were in effect for the six months ended August 31, 2014. The contractual expense limitation percentages in the table above are in place until at least June 30, 2015.

For the six months ended August 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers				Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Investment Advisory	Total
Municipal Income Fund	$—	(a)	$—	$149	$—	$149
Ohio Municipal Bond Fund	—	(a)	—	90	122	212
Short-Intermediate Municipal Bond Fund	1,078		490	1,239	—	2,807
Tax Free Bond Fund	14		4	248	—	266

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended August 31, 2014 were as follows (amounts in thousands):

Municipal Income Fund	$6
Ohio Municipal Bond Fund	1
Short-Intermediate Municipal Bond Fund	123
Tax Free Bond Fund	10

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Funds. The amounts paid directly to JPMCB by the Funds for these services are included in Other expenses on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Municipal Income Fund	$22,610	$22,438
Ohio Municipal Bond Fund	—	13,313
Short-Intermediate Municipal Bond Fund	1,166,647	656,365
Tax Free Bond Fund	120,968	112,676

During the six months ended August 31, 2014, there were no purchases or sales of U.S. Government securities.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Municipal Income Fund	$343,325	$20,231	$601	$19,630
Ohio Municipal Bond Fund	156,032	13,230	21	13,209
Short-Intermediate Municipal Bond Fund	2,874,087	38,628	437	38,191
Tax Free Bond Fund	271,701	36,388	—	36,388

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after August 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 28, 2014, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Short-Intermediate Municipal Bond Fund	$710	$—

At February 28, 2014, the following Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
Short-Intermediate Municipal Bond Fund	$2,707	$3,672	$969	$647	$7,995

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2014, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund.

In addition, all the Funds each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Municipal Income Fund investments in underlying funds, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage

80	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

obligations and stripped mortgage-backed securities, equity securities, foreign and emerging markets securities, and convertible securities. These securities are subject to risks specific to their structure, sector or market.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the underlying funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Ohio Municipal Bond Funds primarily invest in issuers in the States of Ohio. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2014, and continued to hold your shares at the end of the reporting period, August 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$1,028.60	$4.45	0.87%
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class B
Actual	1,000.00	1,025.40	7.40	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class C
Actual	1,000.00	1,025.80	7.40	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Select Class
Actual	1,000.00	1,030.10	3.17	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,024.00	4.49	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,020.50	7.64	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,020.60	7.64	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Select Class
Actual	1,000.00	1,025.30	3.22	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

82	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Short-Intermediate Municipal Bond Fund
Class A
Actual	$1,000.00	$1,005.40	$3.74	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,002.80	6.26	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,002.80	6.26	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Institutional Class
Actual	1,000.00	1,007.80	1.21	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Select Class
Actual	1,000.00	1,005.70	2.48	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

Tax Free Bond Fund
Class A
Actual	1,000.00	1,045.20	3.81	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,040.80	7.36	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,041.00	7.36	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Select Class
Actual	1,000.00	1,046.10	2.94	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the Funds’ performance as well as a risk/return assessment of the Funds as compared to the Funds’ objectives and peers in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not con-

tain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Trustees also considered the Funds’ performance in light of their investment strategies and high-quality focus as compared to those of the Universe Group which included competitor funds that did not have a similar focus. The Lipper materials provided to the Trustees highlighted information with respect to certain

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered an analysis prepared by the Trustees’ independent consultant that included an evaluation of the Funds’ performance based on a mix of risk and return factors. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Municipal Income Fund’s performance was in the second, fourth and fourth quintiles for Class A shares and in the second, third and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees also noted and discussed the risk and return assessments of the Fund provided by the independent consultant. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s performance was in the first, third and fourth quintiles for Class A shares and in the first, second and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees also noted and discussed the risk and return assessments of the Fund provided by the independent consultant. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s performance was in the third, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees also noted and discussed the risk and return assessments of the Fund provided by the independent consultant The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Free Bond Fund’s performance was in the first, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees also noted and discussed the risk and return assessments of the Fund provided by the independent consultant. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Municipal Income Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for the Class A and Select Class shares were in the fourth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

The Trust held a special meeting of shareholders on August 13, 2014 and August 26, 2014, for the purpose of seeking shareholder approval of the proposed reorganization of the JPMorgan Ohio Municipal Bond Fund into the JPMorgan Intermediate Tax Free Bond Fund, a series of JPMorgan Trust I.

The August 13, 2014 special meeting was adjourned to August 26, 2014 to allow shareholders additional time to vote on the proposal. The proposed reorganization was not approved by either 67% or more of the shares present or represented by proxy at the meeting, or by more than 50% of the outstanding shares (as of the record date set for the special shareholder meeting) of the JPMorgan Ohio Municipal Bond Fund, as is required, at the August 26, 2014 meeting.

The results of the voting were as follows:

August 13, 2014 Meeting:

Votes Received (Amounts in thousands)
For	4,342
Against	3,297
Abstain	151

August 26, 2014 Meeting:

Votes Received (Amounts in thousands)
For	4,604
Against	3,297
Abstain	151

AUGUST 31, 2014	J.P. MORGAN MUNICIPAL BOND FUNDS	87

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. August 2014.	SAN-MUNIBOND-814

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2014 (Unaudited)

JPMorgan California Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 18, 2014 (Unaudited)

Dear Shareholder,

With a backdrop of continued accommodative policies among the world’s central banks and low growth, low inflation and low volatility, global financial markets performed well overall during the six months ended August 31, 2014. In the U.S., low borrowing costs, a surge in corporate mergers and healthy corporate earnings drove U.S. equity indices to successive record highs during the period. Fixed income markets also posted gains as long-term interest rates declined during the six month period and demand for debt securities outpaced supply. Bond yields, which generally move in the opposite direction of prices, tumbled lower over the six months and yields on longer maturity U.S. Treasury securities reached their lowest levels in more than a year. From May through June, market volatility retreated to lows not consistently seen since 2007, before spiking in July on geopolitical tensions, and then retreating again at the end of August. The Barclays U.S. Aggregate Index returned 2.74% for the six month period. The Standard & Poor’s 500 Index put an exclamation point on the six months by breaching the 2,000-point level for the first time and closing at a record high 2003.37 points on August 29, 2014.

“While both global bond and equity markets performed well during the past six months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices.”

In the broader U.S. economy, growth returned after a brief drop in the winter months and business investment and spending on durable goods also improved during the reporting period. While housing data were mixed, the unemployment rate dropped to 6.10% in August from 6.70% in March, and other jobs numbers showed meaningful improvement. In response to sustained improvement — particularly in jobs data — the U.S. Federal Reserve (the “Fed”) steadily reduced its Quantitative Easing program to $25 billion in monthly purchases of Treasury bonds and mortgage-backed securities by the end of August. Meanwhile, Fed Chairwoman Janet Yellen sought to reassure investors and the public at large that central bank policy would remain accommodative into 2015. In August, she reiterated that stance at a closely watched global economic conference in Jackson Hole, Wyoming.

While U.S. investors and policy makers were watching for signs of nascent inflationary pressures, the European Union began to confront the threat of potential price deflation. In an unprecedented move in June, European Central Bank President Mario Draghi cut the deposit rate to negative 0.10% from 0.00% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. Draghi followed up in August with a statement that acknowledged the need to spur job creation and signaled his commitment to support growth and head off a destructive deflationary spiral. In Japan, weaker-than-expected economic data fueled fears that policies aimed at reviving growth were faltering. Consumer spending shrank sharply, potentially due to an April increase in the nation’s consumption tax. Throughout the six month period, the Bank of Japan continued its aggressive program of bond purchases. For the six months ended August 31, 2014, the MSCI Europe, Australasian and Far East Index returned 4.02%.

Isolated geopolitical conflicts in Ukraine, Gaza and Iraq drove some investors toward so-called safe havens, particularly U.S. fixed income securities, but financial markets in general shrugged off much of the impact from these events. Elsewhere, a long-running dispute over restructured payments to holders of Argentina’s sovereign debt made headlines but had little effect on global bond markets.

Emerging markets generally performed well during the six month period, rebounding from a sell-off in late 2013. In China, domestic economic data weakened toward the end of the six month period. However, the government’s targeted stimulus appeared to be working to counter any slowdown in growth. Two of the world’s largest democracies, India and Indonesia, held generally peaceful elections, and Turkey’s prime minister was elected the next president, as expected. In Brazil, the death of opposition presidential candidate Eduardo Campos in an airplane crash raised uncertainty about the upcoming elections and prospects for change in Brazil’s economic policies. In Thailand, months of political unrest led to a military coup in May. For the six months ended August 31, 2014, the MSCI Emerging Markets Index returned 12.78%.

While both global bond and equity markets performed well during the past six months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices. Policymakers and economists stated their fear that investors had grown complacent amid the extended period of low volatility across stock, bond, foreign exchange and commodities markets. At the same time, moderate price inflation and a stronger dollar helped to dispel warnings that Fed policies would unleash rapid inflation and debase the U.S. currency. In the face of all these concerns, both bonds and equities generated positive returns for the six month period and rewarded those investors who maintained a diversified portfolio and a long-term perspective.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan California Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 8/31/14	$1.5 Billion
Weighted Average Maturity^	26 days
Weighted Average Life^^	27 days

MATURITY SCHEDULE**^
1 day	6.9%
2–7 days	74.4
8–30 days	0.9
31–60 days	5.4
61–90 days	2.6
91–180 days	6.1
181+ days	3.7

7-DAY SEC YIELD AS OF 8/31/14 (1)
E*Trade Shares	0.01%
Morgan Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.01)%, (0.56)% and (1.01)% for E*Trade Shares, Morgan Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2014.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan Michigan Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/14	$109.2 Million
Weighted Average Maturity^.	7 days
Weighted Average Life^^	7 days

MATURITY SCHEDULE**^
1 day	23.1%
2–7 days	65.4
8–30 days	3.7
31–60 days	3.2
91–180 days	4.6

7-DAY SEC YIELD AS OF 8/31/14 (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.63)%, (0.48)% and (0.73)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2014.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan New York Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 8/31/14	$1.1 Billion
Weighted Average Maturity^	34 days
Weighted Average Life^^	34 days

MATURITY SCHEDULE**^
1 day	5.6%
2–7 days	81.8
31–60 days	1.2
61–90 days	1.5
91–180 days	0.7
181+ days	9.2

7-DAY SEC YIELD AS OF 8/31/14 (1)
E*Trade Shares	0.01%
Morgan Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.99)%, (0.54)%, (0.64)% and (0.99)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2014.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan Ohio Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 8/31/14	$55.6 Million
Weighted Average Maturity^	16 days
Weighted Average Life^^	16 days

MATURITY SCHEDULE**^
1 day	19.6%
2–7 days	71.7
8–30 days	1.8
31–60 days	2.6
61–90 days	1.1
181+ days	3.2

7-DAY SEC YIELD AS OF 8/31/14 (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.71)%, (0.56)%, (0.81)% and (1.16)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2014.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 14.4% (n)
	California — 14.4%
	California Statewide Communities Development Authority
20,000	Series 2008-C, 0.090%, 10/01/14	20,000
15,865	Series 2008-C, 0.150%, 02/02/15	15,865
10,000	Series 2008-C, 0.150%, 02/02/15	10,000
7,000	Series 2009-B1, 0.090%, 11/03/14	7,000
3,000	Series 2009-B2, 0.140%, 02/03/15	3,000
19,000	Series 2009-B3, 0.150%, 12/01/14 (m)	19,000
10,000	Series 2009-B4, 0.110%, 10/06/14	10,000
20,000	Series 2009-B4, 0.140%, 02/03/15	20,000
10,000	Series 2009-B5, 0.140%, 11/17/14	10,000
15,000	Series 2009-B6, 0.090%, 10/06/14	15,000
3,000	Series 2009-D, 0.140%, 02/03/15	3,000
	East Bay Municipal Utility District, Water System
4,425	0.100%, 10/16/14	4,425
23,000	0.100%, 12/01/14	23,000
	San Diego County Water Authority
5,000	Series 1, 0.100%, 10/06/14	5,000
12,500	Series 1, 0.100%, 10/16/14	12,500
12,930	State of California, Series A-7, 0.080%, 09/24/14	12,930
5,000	Turlock Irrigation District, Series A, Rev., 0.090%, 10/09/14	5,000
22,700	Woodland Finance Authority, Water, Rev., 0.090%, 11/06/14	22,700

	Total Commercial Paper (Cost $218,420)	218,420

Daily Demand Notes — 6.7%
	California — 6.7%
1,800	California Health Facilities Financing Authority, Adventist Health System, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.030%, 09/02/14	1,800
5,200	California Health Facilities Financing Authority, St. Joseph Health System, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/02/14	5,200
6,250	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Series D, Class D, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.010%, 09/02/14	6,250
	California Municipal Finance Authority, Recovery Zone Facility, Chevron USA, Inc. Project,
2,665	Series A, Rev., VRDO, 0.010%, 09/02/14	2,665
16,790	Series A, Rev., VRDO, 0.010%, 09/02/14	16,790
150	California Pollution Control Financing Authority, Exempt Facilities, ExxonMobil Project, Rev., VRDO, 0.010%, 09/02/14	150

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
1,350	California Statewide Communities Development Authority, PCR, Chevron USA, Inc. Project, Rev., VAR, 0.010%, 09/02/14	1,350
5,400	City of Irvine, Improvement Bond Act of 1915, Reassessment District No. 05-21, Series A, GO, VRDO, LOC: U.S. Bank N.A., 0.020%, 09/02/14	5,400
10,450	Irvine Ranch Water District, Improvement Districts Consolidated, Series A, GO, VRDO, LOC: U.S. Bank N.A., 0.030%, 09/02/14	10,450
13,800	Irvine Unified School District, Community Facilities District No. 09-A, Series A, GO, VRDO, LOC: U.S. Bank N.A., 0.030%, 09/02/14	13,800
1,000	Los Angeles Department of Water & Power, Waterworks, Subseries B-2, Rev., VRDO, 0.020%, 09/02/14	1,000
10,720	Metropolitan Water District of Southern California, Series B-3, Rev., VRDO, 0.010%, 09/02/14	10,720
10,710	Pittsburg Redevelopment Agency, Tax Allocation, Class A, Rev., VRDO, AMBAC, LOC: State Street Bank & Trust Co., 0.040%, 09/02/14	10,710
10,550	State of California, Kindergarten, Series A-4, GO, VRDO, LOC: Citibank N.A., 0.010%, 09/02/14	10,550
4,900	University of California, Regents Medical Center, Series B-1, Rev., VRDO, 0.010%, 09/02/14	4,900

	Total Daily Demand Notes (Cost $101,735)	101,735

Monthly Demand Note — 0.2%
	California — 0.2%
3,800	San Francisco City & County Redevelopment Agency, Multi-Family Housing, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14 (Cost $3,800)	3,800

Municipal Bonds — 2.3%
	California — 2.3%
2,565	California School Cash Reserve Program Authority, Series F, Rev., TRAN, 2.000%, 06/30/15	2,605
5,000	City of Los Angeles, GO, 1.500%, 06/25/15	5,056
5,000	County of Kern, Panama-Buena Vista Union School District, GO, TRAN, 1.500%, 09/02/14	5,000
3,000	County of Placer, Loomis Union School District, GO, TRAN, 1.000%, 09/02/15 (w)	3,026

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	California — continued
4,500	County of Placer, Roseville Joint Union High School District, GO, TRAN, 1.000%, 09/02/15 (w)	4,538
4,000	County of Placer, Western Placer Unified School District, GO, TRAN, 1.000%, 09/02/15 (w)	4,034
10,000	County of Riverside, Teeter, Series D, Rev., 2.000%, 10/15/14	10,022

	Total Municipal Bonds (Cost $34,281)	34,281

Weekly Demand Notes — 67.9%
	California — 67.9%
4,545	ABAG Finance Authority for Nonprofit Corps., Multi-Family Housing, Geneva Pointe Apartments, Series A, Class A, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	4,545
1,500	ABAG Finance Authority for Nonprofit Corps., Multi-Family Housing, Reardon Heights Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.090%, 09/08/14	1,500
	Alameda & Contra Costa Counties, East Bay Municipal Utility District, Water System,
10,735	Series A-2, Rev., VRDO, 0.030%, 09/08/14	10,735
2,250	Series A-4, Rev., VRDO, 0.030%, 09/08/14	2,250
3,945	Alameda County Industrial Development Authority, Plyproperties Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank, 0.090%, 09/08/14	3,945
1,900	Alameda County Industrial Development Authority, United Manufacturing Assembly, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank, 0.060%, 09/08/14	1,900
200	Alameda Public Financing Authority, Multi-Family Housing, Eagle Village/Parrot Village Apartments, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.050%, 09/08/14	200
5,000	Anaheim Public Financing Authority, Series ROCS-RR-II-R-861, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.200%, 09/08/14	5,000
4,200	Antelope Valley-East Kern Water Agency, Series A-2, COP, VRDO, LOC: Wells Fargo Bank, 0.030%, 09/08/14	4,200
5,315	Austin Trust, Various States, Series 2008-1154, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.100%, 09/08/14	5,315
	Barclays Capital Municipal Trust Receipts, Various States,
3,810	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.050%, 09/08/14	3,810
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.050%, 09/08/14	3,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
7,500	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.050%, 09/08/14	7,500
11,259	Bay Area Toll Authority, California Toll Bridge, Series 2985, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.060%, 09/08/14	11,259
	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area,
8,300	Series A-2, Rev., VRDO, LOC: Union Bank N.A., 0.030%, 09/08/14	8,300
2,700	Series E-1, Rev., VRDO, LOC: Union Bank N.A., 0.040%, 09/08/14	2,700
4,580	Beverly Hills Public Financing Authority, Series ROCS RR II R-14013, Rev., VRDO, LIQ: Citibank N.A., 0.060%, 09/08/14	4,580
4,600	California Economic Development Financing Authority, Industrial Development, Killion Industries, Inc. Project, Rev., VRDO, LOC: Union Bank N.A., 0.060%, 09/08/14	4,600
3,000	California Educational Facilities Authority, Series 3346, Rev., VAR, LIQ: Morgan Stanley Bank, 0.060%, 09/08/14 (e)	3,000
	California Health Facilities Financing Authority, Health Facility, Catholic Healthcare West Loan Program,
24,140	Series H, Class H, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.040%, 09/08/14	24,140
18,150	Series H, Class H, Rev., VRDO, LOC: Wells Fargo Bank, 0.040%, 09/08/14	18,150
17,500	California Health Facilities Financing Authority, Memorial Health Services, Series B, Rev., VRDO, 0.120%, 09/08/14 (i)	17,500
3,915	California Health Facilities Financing Authority, St. Joseph Health System, Series D, Rev., VRDO, LOC: Wells Fargo Bank, 0.030%, 09/08/14	3,915
	California Health Facilities Financing Authority, Stanford Hospital & Clinics,
8,200	Series B-1, Class B, Rev., VRDO, 0.040%, 09/08/14	8,200
20,000	Series C, Class C, Rev., VRDO, 0.130%, 09/08/14 (i)	20,000
9,000	California Housing Finance Agency, Home Mortgage, Series F, Rev., VRDO, FGIC, 0.040%, 09/08/14	9,000
4,620	California Housing Finance Agency, Multi-Family Housing, Mission Gardens Apartments Project, Series A, Class A, Rev., VRDO, LIQ: FNMA, 0.050%, 09/08/14	4,620

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	California — continued
4,465	California Infrastructure & Economic Development Bank, Industrial Development, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank N.A., 0.090%, 09/08/14	4,465
3,865	California Infrastructure & Economic Development Bank, Industrial Development, M.A. Silva Corks USA LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/08/14	3,865
4,000	California Infrastructure & Economic Development Bank, Industrial Development, Prinsco, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank, 0.050%, 09/08/14	4,000
5,800	California Infrastructure & Economic Development Bank, Le Lycee Francais de Los Angeles Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	5,800
9,500	California Infrastructure & Economic Development Bank, Santa Barbara Center for the Performing Arts, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/08/14	9,500
1,900	California Pollution Control Financing Authority, Resource Recovery, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.080%, 09/08/14	1,900
8,605	California State Department of Veterans Affairs, Series ROCS-RR-II-R-11444, Rev., VRDO, LIQ: Citibank N.A., 0.110%, 09/08/14	8,605
6,225	California State University, Series ROCS RR II R-11568, Rev., VAR, BHAC-CR, FSA, LIQ: Citibank N.A., 0.060%, 09/08/14	6,225
	California Statewide Communities Development Authority,
26,430	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.060%, 09/08/14 (e)	26,430
1,200	Series J, Rev., VRDO, 0.030%, 09/08/14	1,200
9,715	California Statewide Communities Development Authority, Gas Supply, Rev., VRDO, 0.050%, 09/08/14	9,715
605	California Statewide Communities Development Authority, Multi-Family Housing, Avian Glen Apartments Project, Series OO, Rev., VRDO, LOC: Citibank N.A., 0.150%, 09/08/14	605
6,835	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	6,835
1,970	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Class H, Rev., VRDO, LIQ: FNMA, 0.060%, 09/08/14	1,970

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
7,605	California Statewide Communities Development Authority, Multi-Family Housing, Harmony Court Apartments, Series E, Class E, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	7,605
2,700	California Statewide Communities Development Authority, Multi-Family Housing, Hermosa Vista Apartments, Series XX, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	2,700
4,045	California Statewide Communities Development Authority, Multi-Family Housing, Kelvin Court, Series B, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	4,045
8,350	California Statewide Communities Development Authority, Multi-Family Housing, Oakmont Concord Project, Series Q, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	8,350
11,200	California Statewide Communities Development Authority, Multi-Family Housing, Pavillions at Sunrise Apartments, Series M, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	11,200
12,945	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Comerica Bank, 0.060%, 09/08/14	12,945
8,465	California Statewide Communities Development Authority, Penny Lane Centers Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	8,465
7,500	California Statewide Communities Development Authority, Rady Children’s Hospital, Series 2008-C, Rev., VRDO, LOC: Northern Trust Company, 0.030%, 09/08/14	7,500
1,100	California Statewide Communities Development Authority, The Master’s College, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/08/14	1,100
800	City & County of San Francisco, Multi-Family Housing, Folsom-Dore Apartment Project, Series A, Rev., VRDO, LOC: Citibank N.A., 0.100%, 09/08/14	800
16,835	City of Corcoran, Water System Project, COP, VRDO, LOC: Union Bank N.A., 0.040%, 09/08/14	16,835
4,550	City of Hemet, Multi-Family Housing, Sunwest Retirement Village, Series A, Class A, Rev., VRDO, GNMA, LIQ: FNMA,0.050%, 09/08/14	4,550
5,814	City of Irvine Reassessment District No. 04-20, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.030%, 09/08/14	5,814
19,400	City of Irvine, Improvement Bond Act of 1915, District No. 93-14, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.030%, 09/08/14	19,400

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	California — continued
15,505	City of Livermore, Capital Projects, COP, VRDO, LOC: U.S. Bank N.A., 0.040%, 09/08/14	15,505
9,545	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	9,545
2,300	City of Los Angeles, Multi-Family Housing, La Brea Apartments Project, Series G, Class G, Rev., VRDO, LOC: Citibank N.A., 0.060%, 09/08/14	2,300
6,660	City of Los Angeles, Wastewater Systems, EAGLE, Series 0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.070%, 09/08/14 (e)	6,660
4,600	City of Manhattan Beach, COP, VRDO, LOC: Union Bank N.A., 0.050%, 09/08/14	4,600
3,025	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, LIQ: FNMA, 0.040%, 09/08/14	3,025
4,100	City of Modesto, Multi-Family Housing, Westdale Commons Apartments, Series A, Class A, Rev., VRDO, FNMA, LIQ: FNMA, 0.030%, 09/08/14	4,100
	City of Palo Alto,
3,120	Series ROCS-RR-II-R-11859, GO, VAR, LIQ: Citibank N.A., 0.060%, 09/08/14	3,120
4,160	Series ROCS-RR-II-R-11954, GO, VAR, LIQ: Citibank N.A., 0.060%, 09/08/14 (e)	4,160
24,250	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	24,250
3,900	City of Riverside, Electric, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.030%, 09/08/14	3,900
2,425	City of Santa Clara, Electric, Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.050%, 09/08/14	2,425
6,350	City of Vacaville, Multi-Family Housing, Sycamores Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	6,350
4,400	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Series C, Class C, Rev., VRDO, LIQ: FNMA, 0.030%, 09/08/14	4,400
675	County of Contra Costa, City of Richmond, Wastewater, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.050%, 09/08/14	675
8,000	County of Contra Costa, Multi-Family Housing, The Park Regency, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	8,000
3,700	County of Orange, Apartment Development, Riverbend Apartments, Series B, Class B, Rev., VRDO, LIQ: FNMA, 0.050%, 09/08/14	3,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
1,810	County of Orange, Apartment Development, Villas La Paz, Series F, Class F, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	1,810
	Deutsche Bank Spears/Lifers Trust, Various States,
7,805	Series DB-294, Rev., VAR, FGIC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14	7,805
8,425	Series DB-304, GO, VAR, FGIC, LIQ: Deutsche Bank AG, 0.130%, 09/08/14	8,425
9,350	Series DB-324, GO, VAR, FGIC, LIQ: Deutsche Bank AG, 0.110%, 09/08/14 (e)	9,350
9,900	Series DB-419, GO, VAR, AGM, LIQ: Deutsche Bank AG, 0.110%, 09/08/14	9,900
27,865	Series DB-422, GO, VAR, AGM, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14	27,865
12,520	Series DB-424, GO, VAR, NATL-RE, LIQ: Deutsche Bank AG, 0.110%, 09/08/14	12,520
9,670	Series DB-429, GO, VAR, NATL-RE, LIQ: Deutsche Bank AG, 0.110%, 09/08/14	9,670
18,290	Series DB-466, Rev., VAR, NATL-RE, FGIC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14	18,290
5,055	Series DB-617, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	5,055
9,488	Series DB-648, GO, VAR, AGM, NATL-RE, FGIC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14	9,488
5,355	Series DB-1114, Rev., VAR, AMBAC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	5,355
1,765	Series DBE-625, Rev., VAR, AMBAC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14	1,765
15,730	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	15,730
	Eastern Municipal Water District, Water and Sewer,
825	Series A, COP, VRDO, 0.030%, 09/08/14	825
11,000	Series C, COP, VRDO, 0.040%, 09/08/14	11,000
	Eclipse Funding Trust, Solar Eclipse, Various States,
1,105	Series 0037, Rev., VAR, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	1,105
7,755	Series 0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14	7,755
7,945	Series 0065, Rev., VAR, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14	7,945
10,950	Foothill-De Anza Community College District, Series 1844, GO, VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.050%, 09/08/14	10,950

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	California — continued
7,425	Grossmont-Cuyamaca Community College District, Series ROCS-RR-II-R-11519, GO, VAR, AGC, LIQ: Citibank N.A., 0.090%, 09/08/14	7,425
1,000	Lancaster Redevelopment Agency, Multi-Family Housing, 20th Street Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	1,000
4,300	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Metropolitan Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.030%, 09/08/14	4,300
5,500	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Rental Academy Village Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.060%, 09/08/14	5,500
1,486	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Views at 270, Series A, Rev., VRDO, LOC: Citibank N.A., 0.070%, 09/08/14	1,486
2,900	Los Angeles County Community Development Commission, Willowbrook Project, COP, VRDO, LOC: Wells Fargo Bank, 0.100%, 09/08/14	2,900
13,400	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Class F, Rev., VRDO, LIQ: FNMA, 0.050%, 09/08/14	13,400
7,150	Los Angeles Department of Water & Power, Power System, Series B, Subseries B-2, Rev., VRDO, 0.030%, 09/08/14	7,150
8,200	Los Angeles Department of Water & Power, Water System, Series B, Subseries B-1, Rev., VRDO, 0.040%, 09/08/14	8,200
10,500	Los Angeles Multi-Family Housing, Fountain Park Phase II Project, Series B, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	10,500
15,750	Modesto Irrigation District Financing Authority, Municipal Securities Trust Receipts, Series SGC-44, Class A, Rev., VRDO, NATL-RE, LOC: Societe Generale, 0.050%, 09/08/14	15,750
5,240	Orange County Water District, Series 3192, COP, VRDO, LIQ: Morgan Stanley Bank, 0.060%, 09/08/14 (e)	5,240
20,225	Palomar Pomerado Health, Series 2234, GO, VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.100%, 09/08/14	20,225
	Puttable Floating Option Tax-Exempt Receipts,
4,910	Series MT-841, Rev., VRDO, LIQ: Bank of America N.A., 0.070%, 09/08/14 (e)	4,910

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
4,000	Series PT-4694, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 0.050%, 09/08/14	4,000
10,110	Series PT-4698, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14	10,110
	RBC Municipal Products, Inc. Trust, Various States,
20,000	Series E-21, Rev., VRDO, LOC: Royal Bank of Canada, 0.050%, 09/08/14	20,000
4,000	Series O-48, Rev., VAR, LIQ: Royal Bank of Canada, 0.050%, 09/08/14 (e)	4,000
7,600	Regents of the University of California, Series AL, Rev., VRDO, 0.030%, 09/08/14	7,600
5,125	Rib Floater Trust, Various States, Series 24U, Rev., VRDO, LIQ: Barclays Bank plc, 0.050%, 09/08/14 (e)	5,125
1,675	Riverside County Transportation Commission, Series ROCS-RR-II-R14064, Rev., VAR, LIQ: Citibank N.A., 0.060%, 09/08/14 (e)	1,675
800	Sacramento County Housing Authority, Multi-Family Housing, Sierra Sunrise Senior Apartments, Series D, Class D, Rev., VRDO, LOC: Citibank N.A., 0.090%, 09/08/14	800
43,600	Sacramento County Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Series SGC-47, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 0.050%, 09/08/14	43,600
2,500	Sacramento County Sanitation Districts Financing Authority, Sub-Lien, Sacramento Regional County Sanitation District, Series C, Class C, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/14	2,500
4,580	Sacramento Housing Authority, Multi-Family Housing, The Lofts at Natomas Apartments, Series F, Class F, Rev., VAR, FNMA, LIQ: FNMA, 0.070%, 09/08/14	4,580
2,600	Sacramento Municipal Utility District, Sub-Electric, Series L, Rev., VRDO, LOC: U.S. Bank N.A., 0.030%, 09/08/14	2,600
3,285	Sacramento Suburban Water District, Series A, COP, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.050%, 09/08/14	3,285
3,600	San Diego Housing Authority, Multi-Family Housing, Studio 15, Series B, Rev., VRDO, LOC: Citibank N.A., 0.080%, 09/08/14	3,600
8,800	San Francisco City & County Airports Commission, San Francisco International Airport, Second Series, Series 36C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.040%, 09/08/14	8,800

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	California — continued
19,465	San Francisco City & County Public Utilities Commission, Water, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo & Co., 0.080%, 09/08/14 (e)	19,465
600	San Francisco City & County Redevelopment Agency, Community Facilities District No.4, Mission Bay North Public Improvements, GO, VRDO, LOC: Bank of America N.A., 0.060%, 09/08/14	600
700	San Francisco City & County Redevelopment Agency, Multi-Family Housing, Maria Manor Apartments, Series F, Rev., VRDO, LOC: Citibank N.A., 0.080%, 09/08/14	700
7,760	San Marcos Unified School District, Series ROCS RR II R-11998X, GO, VAR, LIQ: Citibank N.A., 0.080%, 09/08/14	7,760
2,520	San Rafael Redevelopment Agency, Multi-Family Housing, San Rafael Commons Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.120%, 09/08/14	2,520
1,385	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Class A, Rev., VRDO, LOC: U.S. Bank N.A., 0.070%, 09/08/14	1,385
7,530	Santa Clara County Financing Authority, Multiple Facilities Projects, Series M, Class M, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/14	7,530
	Southern California Public Power Authority, Magnolia Power Project A,
10,100	Series 2009-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.030%, 09/08/14	10,100
6,665	Series 2009-2, Rev., VRDO, LOC: Wells Fargo Bank, 0.030%, 09/08/14	6,665
2,650	State of California, Series ROCS-RR-II-R-11878, GO, VRDO, LIQ: Citibank N.A., 0.090%, 09/08/14 (e)	2,650
31,000	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.050%, 09/08/14	31,000
4,700	Upland Housing Authority, Multi-Family Housing, Series A, Rev., VRDO, LIQ: FNMA, 0.050%, 09/08/14	4,700
7,500	Wells Fargo Stage Trust, Various States, Series PO5-E, Rev., VRDO, LIQ: Wells Fargo & Co., 0.050%, 09/08/14 (e)	7,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
800	West Covina Public Financing Authority, Golf Course Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank, 0.030%, 09/08/14	800
12,855	Western Municipal Water District Facilities Authority, Water, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.030%, 09/08/14	12,855

	Total Weekly Demand Notes (Cost $1,032,852)	1,032,852

Variable Rate Demand Preferred Shares — 9.2%
	Nuveen California AMT-Free Muni Income Fund
26,500	Series 3 LIQ: Deutsche Bank AG, 0.150%, 09/08/14 # (e)	26,500
35,000	Series 5 LIQ: Morgan Stanley Bank, 0.200%, 09/08/14 # (e)	35,000
	Nuveen California Dividend Advantage Municipal Fund
14,000	Series 1-1600 LIQ: Barclays Bank plc, 0.130%, 09/08/14 # (e)	14,000
7,000	Series 1-1362 LIQ: Morgan Stanley Bank, 0.200%, 09/08/14 # (e)	7,000
10,000	Nuveen California Investment Quality Municipal Fund, Inc., LIQ: Royal Bank of Canada, 0.130%, 09/08/14 # (e)	10,000
19,000	Nuveen California Performance Plus Municipal Fund, Inc., LIQ: Citibank N.A., 0.120%, 09/08/14 # (e)	19,000
6,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.120%, 09/08/14 # (e)	6,000
23,000	Nuveen California Select Quality Municipal Fund, Inc., LIQ: Royal Bank of Canada, 0.120%, 09/08/14 # (e)	23,000

	Total Variable Rate Demand Preferred Shares (Cost $140,500)	140,500

	Total Investments — 100.7% (Cost $1,531,588)*	1,531,588
	Liabilities in Excess of Other Assets — (0.7)%	(10,903)

	NET ASSETS — 100.0%	$1,520,685

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 3.2% (n)
	Michigan — 3.2%
3,500	Michigan State Building Authority, Series 6, Rev., 0.070%, 10/09/14 (m) (Cost $3,500)	3,500

Daily Demand Notes — 22.9%
	Michigan — 15.5%
10,145	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: Comerica Bank, 0.110%, 09/02/14 (m)	10,145
2,000	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, 0.090%, 09/02/14	2,000
	University of Michigan,
1,735	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/02/14	1,735
3,075	Series D-1, Rev., VRDO, LOC: Comerica Bank, 0.010%, 09/02/14	3,075

		16,955

	New York — 2.3%
	New York State Mortgage Agency, Homeowner Mortgage,
1,645	Series 135, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.040%, 09/02/14	1,645
855	Series 142, Rev., VRDO, AMT, 0.040%, 09/02/14	855

		2,500

	Oklahoma — 0.5%
620	Oklahoma State Capital Improvement Authority, Higher Education, Series D2, Rev., VRDO, 0.060%, 09/02/14	620

	Texas — 4.6%
5,000	Port Arthur Navigation District, Pollution Control, Texaco, Inc. Project, Rev., VRDO, 0.020%, 09/02/14	5,000

	Total Daily Demand Notes (Cost $25,075)	25,075

Quarterly Demand Note — 3.7%
4,000	Michigan Finance Authority, Hospital, CHE Trinity Health Credit Group, Series MI-1, Rev., VRDO, LOC: Comerica Bank, 0.090%, 09/02/14 (Cost $4,000)	4,000

Weekly Demand Notes — 69.5%
	Florida — 3.3%
3,640	Alachua County Housing Finance Authority, Multi-Family Housing, Santa Fe I Apartments, Rev., VRDO, LOC: FHLB, 0.070%, 09/08/14	3,640

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — 1.0%
1,085	Massachusetts State Municipal Securities Trust Receipts, Series SGC-51, Class A, GO, VRDO, AMBAC, LOC: MUFG Union Bank N.A. , 0.060%, 09/08/14	1,085

	Michigan — 65.2%
1,000	Austin Trust, Various States, Series 1009, Rev., VRDO, AGM , LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.150%, 09/08/14 (e)	1,000
	Detroit City School District,
5,000	Series 2008-3313, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.300%, 09/08/14 (e)	5,000
1,685	Series ROCS-RR-II-R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Credit Suisse, 0.200%, 09/08/14 (e)	1,685
	Deutsche Bank Spears/Lifers Trust, Various States,
920	Series DB-302, Rev., VRDO, NATL-RE, 0.110%, 09/08/14	920
4,995	Series DBE-1317, Rev, VRDO, 0.248%, 09/04/14	4,995
7,000	Eclipse Funding Trust, Solar Eclipse, Series 2006-0001, Go, VRDO, AGM, LIQ: Deutsche Bank A.G., 0.070%, 09/08/14 (e)	7,000
345	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, 0.140%, 09/08/14	345
1,000	Kent County, City of Grand Rapids, Industrial Development, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: State Street Bank & Trust Co., 0.160%, 09/08/14	1,000
2,900	Michigan Finance Authority, Higher Education Facilities, Spring Arbor University Project, Rev., VRDO, 0.060%, 09/08/14	2,900
4,701	Michigan Finance Authority, Student Loans, Series 22-A, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.070%, 09/08/14	4,701
575	Michigan Higher Education Facilities Authority, Thomas M. Cooley Law School Project, Series A, Rev., VRDO, LOC: Citibank N.A., 0.050%, 09/08/14	575
5,000	Michigan State Hospital Finance Authority, Series ROCS-RR-II-R-11869, Rev., VRDO, 0.070%, 09/08/14	5,000
1,285	Michigan State Housing Development Authority, Multi-Family Housing, Berrien Woods III-A, Rev., VRDO, 0.080%, 09/08/14	1,285
	Michigan State Housing Development Authority, Rental Housing,
4,075	Series A, Rev., VRDO, AMT, LIQ: Citibank N.A., 0.050%, 09/08/14	4,075

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	Michigan — continued
1,870	Series C, Rev., VRDO, AMT, LIQ: Bank of America N.A., 0.060%, 09/08/14	1,870
300	Series D, Rev., VRDO, AMT, LOC: Citibank N.A., 0.060%, 09/08/14	300
	Michigan State Housing Development Authority, Single-Family Mortgage,
1,110	Series C, Rev., VRDO, AMT, 0.060%, 09/08/14	1,110
600	Series D-1, Rev., VRDO, AMT, 0.050%, 09/08/14 (m)	600
2,000	Series E, Rev., VRDO, AMT, LOC: Bank of America N.A., 0.060%, 09/08/14	2,000
5,000	Series F, Rev., VRDO, AMT, FHA, LIQ: Bank of America N.A., 0.060%, 09/08/14	5,000
1,225	Michigan State Strategic Fund Ltd. Obligation, Kaja Enterprises LLC Project, Rev., VRDO, LOC: PNC Bank N.A., 0.120%, 09/08/14	1,225
900	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/08/14	900
770	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.160%, 09/08/14	770
760	Michigan Strategic Fund, Printing System, Inc. Project, Rev., VRDO, LIQ: Societe Generale, 0.150%, 09/08/14	760
2,165	Michigan Strategic Fund, Transnav Technologies, Inc. Project, Rev., VRDO, 0.210%, 09/08/14	2,165

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — continued
4,045	Michigan Strategic Fund, Variable Rate Demand Recovery Zone Facility, CS Facilities LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	4,045
545	Michigan Strategic Fund, Wedgwood Christian Services Project, Rev., VRDO, LIQ: Bank of America N.A., 0.050%, 09/08/14	545
3,885	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.150%, 09/08/14	3,885
1,500	Puttable Floating Option Tax-Exempt Receipts, Series PT-4700, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	1,500
4,000	Wells Fargo Stage Trust, Various States, Series 33C, Rev., VRDO, 0.120%, 09/08/14 (e)	4,000

		71,156

	Total Weekly Demand Notes (Cost $75,881)	75,881

	Total Investments — 99.3% (Cost $108,456)*	108,456
	Other Assets in Excess of Liabilities — 0.7%	777

	NET ASSETS — 100.0%	$109,233

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 5.6%
	New York — 5.6%
670	City of New York, Series L, Subseries L-4, GO, VRDO, LOC: U.S. Bancorp, 0.040%, 09/02/14	670
2,400	City of New York, Fiscal Year 2012, Series A, Subseries A-5, GO, VRDO, LOC: Royal Bank of Canada, 0.030%, 09/02/14	2,400
450	City of New York, Fiscal Year 2013, Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Corporate Bank, 0.020%, 09/02/14	450
19,100	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Subseries A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.030%, 09/01/14	19,100
	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2012,
500	Series B, Subseries B-1, Rev., VRDO, LIQ: U.S. Bancorp, 0.040%, 09/01/14	500
500	Series B, Subseries B-2, Rev., VRDO, LIQ: California Public Employees’ Retirement System, 0.040%, 09/01/14	500
3,100	Series B, Subseries B-3, Rev., VRDO, 0.040%, 09/01/14	3,100
4,300	Series B, Subseries B-4, Rev., VRDO, LIQ: Northern Trust Corporation, 0.040%, 09/01/14	4,300
5,400	Subseries A-2, Rev., VRDO, 0.020%, 09/01/14	5,400
2,100	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2007, Series CC, Subseries CC-1, Rev., VRDO, 0.040%, 09/02/14	2,100
350	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2014, Series AA, Subseries AA1, Rev., VRDO, 0.040%, 09/02/14	350
12,850	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Subseries BB-1, Rev., VRDO, 0.050%, 09/02/14	12,850
3,300	New York City Transitional Finance Authority, Fiscal Year 2015, Subseries A-4, Rev., VRDO, 0.030%, 09/02/14	3,300
200	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003, Subseries A-4, Rev., VRDO, 0.040%, 09/02/14	200

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
400	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Series A, Subseries A-6, Rev., VRDO, 0.040%, 09/02/14	400
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014,
100	Series C, Rev., VRDO, 0.030%, 09/01/14	100
950	Subseries A-4, Rev., VRDO, 0.020%, 09/01/14	950
1,200	New York State Housing Finance Agency, 111 Nassau Street, Series A, Rev., VRDO, LOC: Landesbank Hessen- Thuringen, 0.050%, 09/02/14	1,200
6,775	New York State Mortgage Agency, Homeowner Mortgage, Series 135, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.040%, 09/02/14	6,775

	Total Daily Demand Notes (Cost $64,645)	64,645

Municipal Bonds — 12.7%
	New York — 12.7%
4,685	Alfred Almond Central School District, GO, BAN, 1.500%, 06/23/15	4,727
4,000	Beaver River Central School District, GO, BAN, 1.000%, 07/17/15	4,023
4,500	Chappaqua Central School District, GO, TAN, 1.250%, 06/30/15	4,535
11,415	City of Auburn, GO, BAN, 1.250%, 03/03/15	11,463
6,461	City of Chemung, GO, BAN, 1.000%, 10/17/14 (w)	6,466
12,466	City of Dunkirk, Chautauqua County, GO, BAN, 1.500%, 03/26/15	12,538
4,700	City of Olean, GO, BAN, 1.500%, 06/18/15	4,742
6,550	County of Washington, GO, BAN, 1.000%, 06/12/15	6,582
7,483	Dunkirk City School District, GO, BAN, 1.250%, 06/24/15	7,529
3,133	East Bloomfield Central School District, GO, BAN, 1.500%, 08/28/15	3,164
3,000	East Moriches Union Free School District, GO, TAN, 1.000%, 06/19/15	3,016
5,800	Genesee County, GO, RAN, 1.250%, 11/14/14	5,809
4,000	Irvington Union Free School District, GO, TAN, 0.500%, 11/14/14	4,002
10,190	Mexico Central School District, GO, BAN, 1.250%, 07/17/15	10,268
3,542	Minisink Valley, Central School District, GO, BAN, 1.250%, 08/06/15	3,568
7,000	North Shore Central School District, GO, TAN, 1.250%, 06/19/15	7,051

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	New York — continued
10,000	North Syracuse Central School District, GO, RAN, 1.000%, 06/19/15	10,049
7,330	Town of Orchard Park, GO, BAN, 1.250%, 10/23/14	7,339
7,790	Town of Salina, Series A, GO, BAN, 2.000%, 01/16/15	7,835
3,896	Town of Union, Broome County, Series A, GO, BAN, 1.500%, 05/07/15	3,924
7,935	Village of Sleepy Hollow, Series A, GO, BAN, 1.250%, 11/26/14	7,950
9,500	West Islip Union Free School District, GO, TAN, 1.500%, 06/26/15 (w)	9,584

	Total Municipal Bonds (Cost $146,164)	146,164

Weekly Demand Notes — 76.2%
	New York — 76.2%
5,170	Albany Industrial Development Agency, Civic Facility Revenue, CHF-Holland Suites II LLC Project, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.050%, 09/08/14	5,170
2,950	Albany Industrial Development Agency, Civic Facility, Living Resources Corp. Project, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.050%, 09/08/14	2,950
	Austin Trust, Various States,
1,300	Series 2008-1067, Rev., VRDO, AMT, LIQ: Bank of America N.A., 0.120%, 09/08/14	1,300
8,955	Series 2008-3004X, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.130%, 09/08/14	8,955
11,910	City of New York, Fiscal Year 1994, Series A, Subseries A-6, GO, VRDO, LOC: Helaba, 0.050%, 09/08/14	11,910
	City of New York, Fiscal Year 1995,
10,230	Series B, Subseries B-4, GO, VRDO, 0.080%, 09/08/14	10,230
2,600	Series F, Subseries F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.050%, 09/08/14 (m)	2,600
3,355	City of New York, Fiscal Year 2003, Series C, Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.050%, 09/08/14	3,355
	City of New York, Fiscal Year 2004,
20,550	Series A, Subseries A-3, GO, VRDO, LOC: Morgan Stanley Bank, 0.050%, 09/08/14	20,550
3,500	Series A, Subseries A-5, GO, VRDO, LOC: BMO Harris Bank N.A, 0.050%, 09/08/14	3,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
	City of New York, Fiscal Year 2006,
1,700	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	1,700
22,300	Series F, Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.050%, 09/08/14	22,300
	City of New York, Fiscal Year 2013,
12,250	Series A, Subseries A-4, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.040%, 09/08/14	12,250
18,750	Series A, Subseries A-5, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.050%, 09/08/14	18,750
	Deutsche Bank Spears/Lifers Trust,
10,660	Series DB-1024X, Rev., VRDO, 0.110%, 09/08/14 (e)	10,660
11,250	Series DBE-1205, GO, VRDO, 0.080%, 09/08/14 (e)	11,250
	Deutsche Bank Spears/Lifers Trust, Various States,
5,820	Series DB-1027X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.090%, 09/08/14 (e)	5,820
6,265	Series DB-1028X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.090%, 09/08/14 (e)	6,265
7,770	Series DB-1031X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.090%, 09/08/14 (e)	7,770
16,295	Series DB-1091, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.080%, 09/08/14	16,295
6,400	Series DB-1190, Rev., VRDO, 0.070%, 09/08/14	6,400
5,750	Series DBE-1090X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.070%, 09/08/14 (e)	5,750
400	Erie County Industrial Development Agency, School Facility, Deutsche Bank Spears, Series DB-1054, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.090%, 09/08/14	400
4,375	Franklin County Civic Development Corp., Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.050%, 09/08/14	4,375
1,235	Franklin County Industrial Development Agency, Civic Facility, Trudeau Institute Inc. Project, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.180%, 09/08/14	1,235
	Long Island Power Authority, Electric System,
1,795	Series C, Rev., VRDO, LOC: Barclays Bank plc, 0.030%, 09/08/14	1,795
6,400	Series D, Rev., VRDO, LOC: TD Bank N.A., 0.030%, 09/08/14	6,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	New York — continued
6,525	Metropolitan Transportation Authority, Dedicated Tax Fund, Subseries B-1, Rev., VRDO, LOC: State Street Bank & Trust Co., 0.040%, 09/07/14	6,525
4,960	Nassau County Health Care Corp., Subseries B-2, Rev., VRDO, 0.040%, 09/08/14	4,960
11,250	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	11,250
10,000	New York City Housing Development Corp., Series C-2, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.050%, 09/08/14	10,000
7,040	New York City Housing Development Corp., Multi-Family Housing, Series ROCS RR II R-11699, Rev., VRDO, AMT, LIQ: Citibank N.A., 0.110%, 09/08/14	7,040
9,100	New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street, Series A, Rev., VRDO, LIQ: FHLMC, 0.040%, 09/08/14	9,100
2,600	New York City Housing Development Corp., Multi-Family Mortgage, 461 Dean Street Development, Series A, Rev., VRDO, LOC: The Bank of New York Mellon Corporation, 0.050%, 09/08/14	2,600
6,665	New York City Housing Development Corp., Multi-Family Mortgage, Boricua Village Apartments Site C, Series A, Rev., VRDO, AMT, LOC: Citibank N.A., 0.070%, 09/08/14	6,665
3,470	New York City Housing Development Corp., Multi-Family Mortgage, The Dorado Apartments, Series A, Rev., VRDO, AMT, LOC: Citibank N.A., 0.060%, 09/08/14	3,470
1,525	New York City Housing Development Corp., Multi-Family Mortgage, The Plaza, Series A, Rev., VRDO, AMT, LOC: Citibank N.A., 0.060%, 09/08/14	1,525
2,500	New York City Housing Development Corp., Multi-Family Rental Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	2,500
10,000	New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.040%, 09/08/14 (m)	10,000
1,300	New York City Industrial Development Agency, Civic Facility, Brooklyn United Methodist Project, Rev., VRDO, LOC: TD Bank N.A., 0.050%, 09/08/14	1,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
3,500	New York City Industrial Development Agency, Civic Facility, New York Congregational Nursing Center Project, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.050%, 09/08/14	3,500
300	New York City Industrial Development Agency, Jewish Board of Family & Children’s Services, Inc. Project, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	300
45,800	New York City Industrial Development Agency, Liberty, FC Hanson Office Associates LLC Project, Rev., VRDO, LOC: ING Bank N.V., 0.040%, 09/08/14	45,800
650	New York City Industrial Development Agency, Special Facility, 1997 Air Express International Corp. Project, Rev., VRDO, AMT, LOC: Citibank N.A., 0.050%, 09/08/14	650
6,900	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2008, Subseries B-2, Rev., VRDO, 0.040%, 09/08/14	6,900
5,050	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series BB, Rev., VRDO, 0.040%, 09/08/14	5,050
3,945	New York City Transitional Finance Authority, Series 1, Subseries 1E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.060%, 09/08/14	3,945
2,800	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-G, Rev., VRDO, LOC: The Bank of New York Mellon Corporation, 0.040%, 09/08/14	2,800
5,500	New York City Trust for Cultural Resources, Solomon R. Guggenheim Foundation, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/08/14	5,500
9,900	New York Convention Center Development Corp., Rev., VRDO, 0.060%, 09/08/14	9,900
	New York Liberty Development Corp.,
10,000	Series 3226, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.060%, 09/08/14	10,000
4,985	Series 41TP, Rev., VRDO, LIQ: Wells Fargo Bank N.A., LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	4,985
15,525	Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ: Citibank N.A., 0.110%, 09/08/14	15,525
7,500	Series ROCS-RR-II-R-11937, Rev., LIQ: Citibank N.A., 0.110%, 09/08/14	7,500

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	New York — continued
	New York Mortgage Agency, Homeowner Mortgage,
10,000	Series 125, Rev., VRDO, AMT, 0.050%, 09/08/14	10,000
2,900	Series 153, Rev., VRDO, AMT, 0.050%, 09/08/14	2,900
7,000	Series 162, Rev., VRDO, 0.050%, 09/08/14	7,000
	New York State Dormitory Authority,
4,240	Series ROCS-RR-II-R-11559, Rev., VRDO, NATL-RE-IBC, LIQ: Citibank N.A., 0.070%, 09/08/14	4,240
6,175	Series ROCS-RR-II-R-11816, Rev., LIQ: Citibank N.A., 0.060%, 09/08/14	6,175
9,430	Series ROCS-RR-II-R-12121, Rev., VRDO, LIQ: Citibank N.A., 0.060%, 09/08/14	9,430
550	New York State Dormitory Authority, Blythedale Children’s Hospital, Rev., VRDO, LOC: TD Bank N.A., 0.050%, 09/08/14	550
2,200	New York State Dormitory Authority, City University System, CONS Fifth General Resolution, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	2,200
9,135	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 0.040%, 09/08/14	9,135
55,975	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.070%, 09/08/14	55,975
	New York State Dormitory Authority, Fordham University,
9,300	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	9,300
6,735	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	6,735
2,955	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.030%, 09/08/14	2,955
	New York State Dormitory Authority, St. Johns University,
1,755	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/08/14	1,755
6,415	Series B-2, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/08/14	6,415
16,420	New York State Dormitory Authority, Teresian House, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 0.070%, 09/08/14	16,420
3,740	New York State Dormitory Authority, The New York Public Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	3,740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
6,150	New York State Energy Research & Development Authority, Consolidated Edison Co., Inc. Project, Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.050%, 09/08/14	6,150
12,520	New York State Housing Finance Agency, Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	12,520
1,150	New York State Housing Finance Agency, 101 West End Avenue, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.050%, 09/08/14	1,150
4,170	New York State Housing Finance Agency, 160 West 62nd Street, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	4,170
15,000	New York State Housing Finance Agency, 205 East 92nd Street, Series A, Rev., VRDO, 0.040%, 09/08/14	15,000
2,000	New York State Housing Finance Agency, 240 East 39th Street, Series A, Rev., VRDO, AMT, FNMA, LOC: FNMA, 0.050%, 09/08/14	2,000
11,050	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VRDO, LOC: Landesbank Hessen- Thuringen, 0.070%, 09/08/14	11,050
5,000	New York State Housing Finance Agency, 600 West 42nd Street, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.050%, 09/08/14	5,000
6,900	New York State Housing Finance Agency, 8 East 102nd Street, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	6,900
9,300	New York State Housing Finance Agency, 80 Dekalb Avenue, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/08/14	9,300
48,900	New York State Housing Finance Agency, 88 Leonard Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/08/14	48,900
1,450	New York State Housing Finance Agency, Chelsea Arms, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.040%, 09/08/14	1,450
4,085	New York State Housing Finance Agency, Clarkstown Maplewood Garden, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.040%, 09/08/14	4,085
18,100	New York State Housing Finance Agency, Clinton Park Phase II, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	18,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	New York — continued
15,750	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/08/14	15,750
5,000	New York State Housing Finance Agency, Kew Gardens Hills Housing, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.060%, 09/08/14	5,000
25,500	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.070%, 09/08/14	25,500
46,210	New York State Housing Finance Agency, Tribeca Green, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/08/14	46,210
3,400	New York State Housing Finance Agency, Tribeca Park, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.040%, 09/08/14	3,400
	New York State Housing Finance Agency, Victory Housing,
1,500	Series 2000-A, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.040%, 09/08/14	1,500
5,000	Series 2001-A, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.040%, 09/08/14	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.060%, 09/08/14	6,700
1,600	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.040%, 09/08/14	1,600
10,245	New York State Housing Finance Agency, West 30th Street, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	10,245
6,700	New York State Housing Finance Agency, West Haverstraw Senior Citizens Apartments, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.060%, 09/08/14	6,700
6,600	New York State Mortgage Agency, Homeowner Mortgage, Series 129, Rev., VRDO, AMT, 0.060%, 09/08/14	6,600
4,800	New York State Thruway Authority, 2nd General Highway & Bridge Trust Fund, Series ROCS RR II R-14011, Rev., LIQ: Citibank N.A., 0.070%, 09/08/14	4,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
2,390	Onondaga County Industrial Development Agency, Albany Molecular Research Project, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.150%, 09/08/14	2,390
9,505	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770, Rev., VRDO, AMT, LIQ: Citibank N.A., 0.100%, 09/08/14	9,505
2,100	Ramapo State Housing Authority, Spring Valley Homes Project, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.070%, 09/08/14	2,100
5,000	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/08/14	5,000
6,965	Triborough Bridge & Tunnel Authority, Subseries B-3, Rev., VRDO, 0.060%, 09/08/14	6,965

	Total Weekly Demand Notes (Cost $874,890)	874,890

SHARES
Variable Rate Demand Preferred Shares — 6.2%
13,300	BlackRock New York Muni Income Quality Trust, LIQ: Barclays Bank plc, 0.130%, 09/08/14 # (e)	13,300
20,000	Nuveen New York Investment Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.110%, 09/08/14 # (e)	20,000
20,000	Nuveen New York Performance Plus Municipal Fund, Inc., LIQ: Deutsche Bank AG, 0.140%, 09/08/14 # (e)	20,000
17,700	Nuveen New York Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.110%, 09/08/14 # (e)	17,700

	Total Variable Rate Demand Preferred Shares (Cost $71,000)	71,000

	Total Investments — 100.7% (Cost $1,156,699)*	1,156,699
	Liabilities in Excess of Other Assets — (0.7)%	(8,093)

	NET ASSETS — 100.0%	$1,148,606

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 19.5%
	North Carolina — 4.9%
2,750	University of North Carolina, University Hospital at Chapel Hill, Series B, Rev., VRDO, 0.040%, 09/02/14 (m)	2,750

	Ohio — 12.8%
	County of Allen, Hospital Facilities, Catholic Healthcare Partners,
2,825	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/02/14	2,825
1,500	Series C, Rev., VRDO, LOC: Union Bank N.A., 0.040%, 09/02/14	1,500
760	County of Montgomery, Miami Valley Hospital, Series C, Rev., VRDO, 0.020%, 09/02/14	760
2,000	State of Ohio, Hospital, Cleveland Clinic Health System Obligated Group, Series B, Rev., VRDO, LIQ: U.S. Bank N.A., 0.030%, 09/02/14	2,000

		7,085

	Oklahoma — 1.8%
975	Oklahoma State Capital Improvement Authority, Higher Education, Series D2, Rev., VRDO, 0.060%, 09/02/14	975

	Total Daily Demand Notes (Cost $10,810)	10,810

Municipal Bonds — 8.6%
	Ohio — 8.6%
1,730	City of Marysville, Wastewater Treatment System, Limited Tax, GO, BAN, 1.250%, 05/28/15	1,741
1,000	County of Clermont, Union Township, Various Purpose, GO, BAN, 1.500%, 09/10/14	1,000
1,450	County of Montgomery, Dayton City School District, School Facilities Construction & Improvement, Series B, GO, 1.250%, 10/15/14	1,452
	Lakewood City School District, School Facilities Improvement,
400	Series A, GO, 2.000%, 11/01/14	401
200	Series B, GO, 2.000%, 11/01/14	201

	Total Municipal Bonds (Cost $4,795)	4,795

Weekly Demand Notes — 68.3%
	Delaware — 0.6%
365	Delaware State Housing Authority, MERLOTS, Series C103, Rev., VRDO, 0.350%, 09/08/14 (e)	365

	Ohio — 67.7%
2,785	Austin Trust, Series 3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.150%, 09/08/14	2,785
435	City of Monroe, Corridor 75 Park Ltd. Project, Rev., VRDO, LOC: PNC Bank N.A, 0.050%, 09/08/14	435

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — continued
945	Columbus Regional Airport Authority, Capital Funding, OASBO Expanded Asset Pooled Financing Program, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	945
1,270	Columbus Regional Airport Authority, Capital Funding, Ohio Municipal Bond Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	1,270
670	County of Franklin, Hospital Facilities, Doctors OhioHealth System, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.050%, 09/08/14	670
2,000	County of Franklin, Hospital Facilities, OhioHealth Corp., Series B, Rev., VRDO, 0.030%, 09/08/14	2,000
1,180	County of Franklin, Hospital Facilities, U.S. Health Corp. of Columbus, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	1,180
4,810	County of Franklin, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.090%, 09/08/14 (m)	4,810
1,850	County of Hamilton, Economic Development, Boys/Girls Clubs of Greater Cincinnati, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.070%, 09/08/14	1,850
660	County of Hancock, Multi-Family Housing, Pedcor Investments - Crystal Glen Apartments Project, Series B, Rev., VRDO, LOC: FHLB, 0.070%, 09/08/14	660
2,750	County of Montgomery, Multi-Family Housing, Cambridge Commons Apartments Project, Series A, Rev., VRDO, LOC: FHLB, 0.080%, 09/08/14	2,750
453	County of Montgomery, Multi-Family Housing, Pedcor Investments, Lyons Gate Project, Series B, Rev., VRDO, LOC: FHLB, 0.200%, 09/08/14	453
1,748	County of Wood, Industrial Development, Reclamation Technologies, Rev., VRDO, LOC: PNC Bank N.A., 0.120%, 09/08/14	1,748
	Deutsche Bank Spears/Lifers Trust, Various States,
635	Series DB-289, GO, VRDO, AGM, LIQ: Deutsche Bank A.G., 0.120%, 09/08/14 (e)	635
4,500	Series DB-488, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G. , 0.120%, 09/08/14 (e)	4,500
2,500	Ohio Air Quality Development Authority, Air Quality, AEP Generation Resources, Inc. Project, Series A, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.080%, 09/08/14	2,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — continued
	Ohio — continued
	Ohio Housing Finance Agency, Residential Mortgage, Mortgage-Backed Securities Program,
4,815	Series F, Rev., VRDO, AMT, GNMA/FNMA/COLL, 0.070%, 09/08/14	4,815
1,205	Series J, Rev., VRDO, AMT, FHLMC, 0.070%, 09/08/14	1,205
2,400	Toledo-Lucas County Port Authority, Airport Development, FlightSafety International, Inc., Series 1, Rev., VRDO, 0.050%, 09/08/14	2,400

		37,611

	Total Weekly Demand Notes (Cost $37,976)	37,976

SHARES		VALUE($)

Variable Rate Demand Preferred Share — 2.7%
1,500	Nuveen Ohio Quality Income Municipal Fund, Rev., VRDO, LIQ: Royal Bank of Canada, 0.140%, 09/08/14 # (e) (Cost $1,500)	1,500

	Total Investments — 99.1% (Cost $55,081)*	55,081
	Other Assets in Excess of Liabilities — 0.9%	487

	NET ASSETS — 100.0%	$55,568

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COLL	— Collateral
CONS	— Consolidated Bonds
COP	— Certificate of Participation
CR	— Custodial Receipts
EAGLE	— Earnings of accrual generated on local tax-exempt securities
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance, Inc.
GNMA	— Government National Mortgage Association
GO	— General Obligation
IBC	— Insured Bond Certificates
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
ROCS	— Reset Option Certificates

TAN	— Tax Anticipation Note
TRAN	— Tax & Revenue Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2014.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2014.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(w)	— When-issued security.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,531,588		$108,456		$1,156,699	$55,081
Cash	16		—	(a)	3	1
Receivables:
Investment securities sold	395		799		895	485
Interest from non-affiliates	412		24		753	46
Due from Adviser	—		9		18	6

Total Assets	1,532,411		109,288		1,158,368	55,619

LIABILITIES:
Payables:
Distributions	—	(a)	—		1	—
Investment securities purchased	11,598		—		9,584	—
Accrued liabilities:
Investment advisory fees	—	(a)	—		—	—
Administration fees	—		—		50	—
Shareholder servicing fees	—		—		—	—	(a)
Distribution fees	—		—		—	—	(a)
Custodian and accounting fees	32		23		26	24
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	1	—	(a)
Printing and mailing costs	54		7		42	4
Audit fees	26		22		31	22
Other	14		3		27	1

Total Liabilities	11,726		55		9,762	51

Net Assets	$1,520,685		$109,233		$1,148,606	$55,568

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$1,520,611	$109,223	$1,148,663	$55,572
Accumulated undistributed (distributions in excess of) net investment income	(21)	2	(81)	(3)
Accumulated net realized gains (losses)	95	8	24	(1)

Total Net Assets	$1,520,685	$109,233	$1,148,606	$55,568

Net Assets:
E*Trade	$1,025,744	$—	$365,283	$—
Morgan	364,609	3,056	563,924	9,652
Premier	—	25,485	—	6,389
Reserve	—	80,692	158,257	16,622
Service	130,332	—	61,142	22,905

Total	$1,520,685	$109,233	$1,148,606	$55,568

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
E*Trade	1,025,499	—	365,288	—
Morgan	364,644	3,057	563,941	9,645
Premier	—	25,485	—	6,387
Reserve	—	80,691	158,267	16,616
Service	130,365	—	61,144	22,897
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,531,588	$108,456	$1,156,699	$55,081

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$770	$65	$767	$32

EXPENSES:
Investment advisory fees	618	47	487	23
Administration fees	541	41	426	20
Distribution fees:
E*Trade	3,054	—	1,107	—
Morgan	200	2	302	5
Reserve	—	101	234	25
Service	381	—	172	61
Shareholder servicing fees:
E*Trade	1,527	—	553	—
Morgan	702	6	1,059	20
Premier	—	48	—	9
Reserve	—	122	281	30
Service	190	—	86	30
Custodian and accounting fees	30	18	21	19
Professional fees	27	23	34	24
Trustees’ and Chief Compliance Officer’s fees	9	1	7	—	(a)
Printing and mailing costs	17	4	17	3
Registration and filing fees	18	11	13	10
Transfer agent fees	22	6	46	6
Other	95	1	60	—	(a)

Total expenses	7,431	431	4,905	285

Less amounts waived	(6,738)	(362)	(4,199)	(223)
Less expense reimbursements	—	(11)	—	(30)

Net expenses	693	58	706	32

Net investment income (loss)	77	7	61	—

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	69	7	22	—

Change in net assets resulting from operations	$146	$14	$83	$—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$77	$139	$7	$—
Net realized gain (loss)	69	63	7	—

Change in net assets resulting from operations	146	202	14	—

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(51)	(96)	—	—
From net realized gains	—	(151)	—	—
Morgan
From net investment income	(20)	(35)	—	— (a)
From net realized gains	—	(60)	—	— (a)
Premier
From net investment income	—	—	—	— (a)
From net realized gains	—	—	—	(3)
Reserve
From net investment income	—	—	—	— (a)
From net realized gains	—	—	—	(8)
Service
From net investment income	(6)	(8)	—	—
From net realized gains	—	(16)	—	—

Total distributions to shareholders	(77)	(366)	—	(11)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(38,728)	141,636	(16,606)	(14,993)

NET ASSETS:
Change in net assets	(38,659)	141,472	(16,592)	(15,004)
Beginning of period	1,559,344	1,417,872	125,825	140,829

End of period	$1,520,685	$1,559,344	$109,233	$125,825

Accumulated undistributed (distributions in excess of) net investment income	$(21)	$(21)	$2	$(5)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$61	$114	$—	$—
Net realized gain (loss)	22	107	—	—

Change in net assets resulting from operations	83	221	—	—

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(19)	(37)	—	—
From net realized gains	—	(31)	—	—
Morgan
From net investment income	(30)	(49)	—	—	(a)
From net realized gains	—	(51)	—	—
Premier
From net investment income	—	—	—	—	(a)
Reserve
From net investment income	(9)	(23)	—	—	(a)
From net realized gains	—	(21)	—	—
Service
From net investment income	(3)	(5)	—	—	(a)
From net realized gains	—	(5)	—	—

Total distributions to shareholders	(61)	(222)	—	—	(a)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(140,686)	(107,106)	(1,617)	(775)

NET ASSETS:
Change in net assets	(140,664)	(107,107)	(1,617)	(775)
Beginning of period	1,289,270	1,396,377	57,185	57,960

End of period	$1,148,606	$1,289,270	$55,568	$57,185

Accumulated undistributed (distributions in excess of) net investment income	$(81)	$(81)	$(3)	$(3)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$143,469	$379,507	$—	$—
Distributions reinvested	51	247	—	—
Cost of shares redeemed	(149,589)	(273,793)	—	—

Change in net assets resulting from E*Trade capital transactions	$(6,069)	$105,961	$—	$—

Morgan
Proceeds from shares issued	$825,829	$1,823,134	$5,403	$11,408
Distributions reinvested	15	70	—	— (a)
Cost of shares redeemed	(875,058)	(1,807,658)	(7,880)	(11,909)

Change in net assets resulting from Morgan capital transactions	$(49,214)	$15,546	$(2,477)	$(501)

Premier
Proceeds from shares issued	$—	$—	$23,990	$35,600
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	(32,347)	(36,108)

Change in net assets resulting from Premier capital transactions	$—	$—	$(8,357)	$(505)

Reserve
Proceeds from shares issued	$—	$—	$47,428	$98,636
Distributions reinvested	—	—	—	8
Cost of shares redeemed	—	—	(53,200)	(112,631)

Change in net assets resulting from Reserve capital transactions	$—	$—	$(5,772)	$(13,987)

Service
Proceeds from shares issued	$134,753	$118,150	$—	$—
Distributions reinvested	6	24	—	—
Cost of shares redeemed	(118,204)	(98,045)	—	—

Change in net assets resulting from Service capital transactions	$16,555	$20,129	$—	$—

Total change in net assets resulting from capital transactions	$(38,728)	$141,636	$(16,606)	$(14,993)

(a) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
E*Trade
Issued	143,469	379,507	—	—
Reinvested	51	247	—	—
Redeemed	(149,589)	(273,793)	—	—

Change in E*Trade Shares	(6,069)	105,961	—	—

Morgan
Issued	825,829	1,823,134	5,403	11,408
Reinvested	15	70	—	— (a)
Redeemed	(875,058)	(1,807,658)	(7,880)	(11,909)

Change in Morgan Shares	(49,214)	15,546	(2,477)	(501)

Premier
Issued	—	—	23,990	35,600
Reinvested	—	—	—	3
Redeemed	—	—	(32,347)	(36,108)

Change in Premier Shares	—	—	(8,357)	(505)

Reserve
Issued	—	—	47,428	98,636
Reinvested	—	—	—	8
Redeemed	—	—	(53,200)	(112,631)

Change in Reserve Shares	—	—	(5,772)	(13,987)

Service
Issued	134,753	118,150	—	—
Reinvested	6	24	—	—
Redeemed	(118,204)	(98,045)	—	—

Change in Service Shares	16,555	20,129	—	—

(a) Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$65,395	$148,880	$—	$—
Distributions reinvested	19	68	—	—
Cost of shares redeemed	(73,640)	(145,919)	—	—

Change in net assets resulting from E*Trade capital transactions	$(8,226)	$3,029	$—	$—

Morgan
Proceeds from shares issued	$563,534	$1,927,650	$12,297	$75,094
Distributions reinvested	23	74	—	— (a)
Cost of shares redeemed	(623,313)	(1,915,392)	(17,823)	(77,797)

Change in net assets resulting from Morgan capital transactions	$(59,756)	$12,332	$(5,526)	$(2,703)

Premier
Proceeds from shares issued	$—	$—	$14,740	$568
Distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(11,094)	(685)

Change in net assets resulting from Premier capital transactions	$—	$—	$3,646	$(117)

Reserve
Proceeds from shares issued	$7,703,715	$31,314,445	$8,315	$42,591
Distributions reinvested	6	34	—	— (a)
Cost of shares redeemed	(7,778,709)	(31,434,523)	(14,276)	(37,756)

Change in net assets resulting from Reserve capital transactions	$(74,988)	$(120,044)	$(5,961)	$4,835

Service
Proceeds from shares issued	$117,408	$87,661	$30,267	$27,632
Distributions reinvested	3	10	—	— (a)
Cost of shares redeemed	(115,127)	(90,094)	(24,043)	(30,422)

Change in net assets resulting from Service capital transactions	$2,284	$(2,423)	$6,224	$(2,790)

Total change in net assets resulting from capital transactions	$(140,686)	$(107,106)	$(1,617)	$(775)

(a) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
E*Trade
Issued	65,395	148,880	—	—
Reinvested	19	68	—	—
Redeemed	(73,640)	(145,919)	—	—

Change in E*Trade Shares	(8,226)	3,029	—	—

Morgan
Issued	563,534	1,927,650	12,297	75,094
Reinvested	23	74	—	— (a)
Redeemed	(623,313)	(1,915,392)	(17,823)	(77,797)

Change in Morgan Shares	(59,756)	12,332	(5,526)	(2,703)

Premier
Issued	—	—	14,740	568
Reinvested	—	—	—	— (a)
Redeemed	—	—	(11,094)	(685)

Change in Premier Shares	—	—	3,646	(117)

Reserve
Issued	7,703,715	31,314,445	8,315	42,591
Reinvested	6	34	—	— (a)
Redeemed	(7,778,709)	(31,434,523)	(14,276)	(37,756)

Change in Reserve Shares	(74,988)	(120,044)	(5,961)	4,835

Service
Issued	117,408	87,661	30,267	27,632
Reinvested	3	10	—	— (a)
Redeemed	(115,127)	(90,094)	(24,043)	(30,422)

Change in Service Shares	2,284	(2,423)	6,224	(2,790)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
California Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$1,025,744	0.09%		0.01%		1.08%
1.00	0.03		1,031,764	0.12		0.01		1.07
1.00	0.01		925,909	0.22		0.01		1.07
1.00	0.01		889,873	0.20		0.01		1.07
1.00	0.07		847,499	0.30		0.01		1.07
1.00	0.01		702,599	0.43	(e)	0.01		1.09

1.00	0.01		364,609	0.09		0.01		0.63
1.00	0.02		413,810	0.12		0.01		0.62
1.00	0.00	(f)	398,310	0.23		0.00	(f)	0.62
1.00	0.00	(f)	401,491	0.21		0.00	(f)	0.62
1.00	0.06		399,696	0.31		0.00	(f)	0.62
1.00	0.03		432,378	0.42	(e)	0.02		0.64

1.00	0.01		130,332	0.09		0.01		1.08
1.00	0.02		113,770	0.12		0.01		1.07
1.00	0.00	(f)	93,653	0.23		0.00	(f)	1.07
1.00	0.00	(f)	111,357	0.20		0.00	(f)	1.07
1.00	0.06		122,928	0.31		0.00	(f)	1.07
1.00	0.00		160,478	0.26		0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Michigan Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 28, 2014	1.00	—		—		—		—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—		—		—		—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Reserve
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—		—		—		—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.03%.
(g)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00%		$3,056	0.10%		0.00	%(e)	0.71%
1.00	0.01		5,534	0.14		0.00		0.69
1.00	0.00	(e)	6,035	0.24		0.00		0.68
1.00	0.00		8,261	0.24		0.00		0.67
1.00	0.05		9,341	0.35		0.00	(e)	0.67
1.00	0.04		14,569	0.51	(f)	0.05		0.73

1.00	0.00		25,485	0.10		0.01		0.56
1.00	0.01		33,838	0.14		0.00		0.54
1.00	0.00	(e)	34,346	0.23		0.00		0.53
1.00	0.00		28,655	0.24		0.00		0.52
1.00	0.05		29,209	0.35		0.00	(e)	0.52
1.00	0.10		38,165	0.42	(f)	0.11		0.57

1.00	0.00		80,692	0.10		0.01		0.81
1.00	0.01		86,453	0.14		0.00		0.79
1.00	0.00	(e)	100,448	0.24		0.00		0.78
1.00	0.00		114,758	0.24		0.00		0.77
1.00	0.05		139,538	0.35		0.00	(e)	0.77
1.00	0.02		220,793	0.32	(g)	0.00	(e)	0.76

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
New York Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Reserve
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Includes insurance expense of 0.03%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$365,283	0.11%		0.01%		1.08%
1.00	0.02		373,501	0.14		0.01		1.08
1.00	0.02		370,470	0.24		0.01		1.07
1.00	0.01		326,423	0.25		0.01		1.07
1.00	0.11		310,036	0.34		0.01		1.07
1.00	0.01		293,356	0.57	(e)	0.01		1.09

1.00	0.01		563,924	0.12		0.01		0.63
1.00	0.02		623,670	0.14		0.01		0.63
1.00	0.01		611,340	0.25		0.00	(f)	0.62
1.00	0.00	(f)	657,377	0.26		0.00	(f)	0.62
1.00	0.10		830,150	0.34		0.01		0.62
1.00	0.05		744,054	0.55	(g)	0.06		0.65

1.00	0.01		158,257	0.12		0.01		0.73
1.00	0.02		233,242	0.15		0.01		0.73
1.00	0.01		353,286	0.25		0.00	(f)	0.72
1.00	0.00	(f)	372,876	0.26		0.00	(f)	0.72
1.00	0.10		395,301	0.34		0.01		0.72
1.00	0.02		364,918	0.58	(g)	0.02		0.74

1.00	0.01		61,142	0.12		0.01		1.08
1.00	0.02		58,857	0.14		0.01		1.08
1.00	0.01		61,281	0.25		0.00	(f)	1.07
1.00	0.00	(f)	63,956	0.26		0.00	(f)	1.07
1.00	0.10		93,124	0.34		0.00	(f)	1.07
1.00	0.00		104,245	0.44		0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Ohio Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—		$—		$—		$—		$—		$—
Year Ended February 28, 2014	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2014	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	(0.01)		0.01		—	(d)	—	(d)	—	(d)	—	(d)

Reserve
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2014	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2014	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.03%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	(e)	$9,652	0.12%		(0.01)%		0.81%
1.00	0.00	(e)	15,179	0.17		0.00		0.82
1.00	0.00	(e)	17,883	0.24		0.00		0.77
1.00	0.01		22,121	0.21		0.00		0.76
1.00	0.08		22,172	0.36		0.01		0.79
1.00	0.19		23,532	0.55	(f)	0.09		0.77

1.00	0.00	(e)	6,389	0.10		0.03		0.67
1.00	0.00	(e)	2,743	0.16		0.00		0.67
1.00	0.00	(e)	2,859	0.24		0.00		0.63
1.00	0.01		3,050	0.20		0.00		0.61
1.00	0.08		5,039	0.36		0.01		0.64
1.00	0.27		3,589	0.40	(g)	0.08		0.62

1.00	0.00	(e)	16,622	0.11		0.00		0.91
1.00	0.00	(e)	22,583	0.15		0.00		0.92
1.00	0.00	(e)	17,748	0.24		0.00		0.87
1.00	0.01		20,665	0.22		0.00		0.86
1.00	0.08		30,018	0.36		0.01		0.89
1.00	0.14		23,851	0.61	(f)	0.03		0.87

1.00	0.00	(e)	22,905	0.10		0.01		1.27
1.00	0.00	(e)	16,680	0.16		0.00		1.27
1.00	0.00	(e)	19,470	0.24		0.00		1.22
1.00	0.01		31,002	0.20		0.00		1.22
1.00	0.08		20,703	0.36		0.00	(e)	1.25
1.00	0.11		19,376	0.34		0.00	(e)	1.22

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) collectively, (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

The investment objective of California Municipal Money Market Fund is to aim to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of Michigan Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The investment objective of New York Municipal Money Market Fund is to aim to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of Ohio Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share (“NAV”) of the Fund. This valuation method involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

40	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

The following is a summary of the inputs used as of August 31, 2014, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund (a)
Total Investments in Securities	$—	$1,531,588	$—	$1,531,588

Michigan Municipal Money Market Fund (a)
Total Investments in Securities	$—	$108,456	$—	$108,456

New York Municipal Money Market Fund (a)
Total Investments in Securities	$—	$1,156,699	$—	$1,156,699

Ohio Municipal Money Market Fund (a)
Total Investments in Securities	$—	$55,081	$—	$55,081

(a)	All portfolio holdings designated as Level 2 are disclosed individually on the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the six months ended August 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following are the value and percentage of net assets of illiquid securities as of August 31, 2014 (amounts in thousands):

	Value	Percentage
California Municipal Money Market Fund	$37,500	2.5%

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually.

The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/ tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

There were no reclassifications for the six months ended August 31, 2014.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) acts as the investment adviser to the Funds. The Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the administration agreement and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2014, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

42	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the six months ended August 31, 2014. The contractual expense limitation percentages in the table above are in place until at least June 30, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration Fee	Shareholder Servicing	Total	Contractual Reimbursement
California Municipal Money Market Fund	$30		$—	$462	$492	$—
Michigan Municipal Money Market Fund	—	(a)	—	64	64	7
New York Municipal Money Market Fund	18		—	302	320	—
Ohio Municipal Money Market Fund	—	(a)	—	63	63	—

	Voluntary Waivers
	Investment Advisory	Administration Fee	Distribution	Shareholder Servicing	Total	Voluntary Reimbursement
California Municipal Money Market Fund	$518	$136	$3,635	$1,957	$6,246	$—
Michigan Municipal Money Market Fund	46	37	103	112	298	4
New York Municipal Money Market Fund	352	35	1,815	1,677	3,879	—
Ohio Municipal Money Market Fund	23	20	91	26	160	30

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Federal Income Tax Matters

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 28, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

As of August 31, 2014, the following Fund had pre-enactment net capital loss carryforwards, expiring during the six months indicated, which are available to offset future realized gains (amounts in thousands):

2019
Ohio Municipal Money Market Fund	$1

5. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s outstanding shares for each of the New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

In addition, the Funds each have shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds invest a significant portion of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

7. Subsequent Event

At a meeting in August, 2014, the Board of Trustees of JPM II approved the liquidation of the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund both of which are scheduled to occur on or about December 15, 2014.

8. Money Market Reform

On July 23rd 2014, the Securities and Exchange Commission amended certain regulations under the 1940 Act that govern money market funds. These amendments require that institutional prime money market funds move to a floating NAV, provide the ability for the Board of Trustees to impose certain liquidity fees and redemption gates and enhance current money market fund reporting requirements. Money market funds will be required to comply with the floating NAV and liquidity fees and redemption gates requirements no later than October 14, 2016. Management is currently evaluating the amendments and their impacts on the Funds.

44	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2014, and continued to hold your shares at the end of the reporting period, August 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.10	$0.45	0.09%
Hypothetical	1,000.00	1,024.75	0.46	0.09
Morgan
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09
Service
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Premier
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Reserve
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10

New York Municipal Money Market Fund
E*Trade
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.52	0.56	0.11
Morgan
Actual	1,000.00	1,000.10	0.60	0.12
Hypothetical	1,000.00	1,024.47	0.61	0.12

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
New York Municipal Money Market Fund (continued)
Reserve
Actual	$1,000.00	$1,000.10	$0.60	0.12%
Hypothetical	1,000.00	1,024.47	0.61	0.12
Service
Actual	1,000.00	1,000.10	0.60	0.12
Hypothetical	1,000.00	1,024.47	0.61	0.12

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	0.60	0.12
Hypothetical	1,000.00	1,024.47	0.61	0.12
Premier
Actual	1,000.00	1,000.00	0.45	0.10
Hypothetical	1,000.00	1,024.62	0.46	0.10
Reserve
Actual	1,000.00	1,000.00	0.55	0.11
Hypothetical	1,000.00	1,024.52	0.56	0.11
Service
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.57	0.51	0.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

46	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

48	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the California Municipal Money Market Fund’s performance was in the second, third, and third quintiles for the Morgan shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and in the second and third quintiles for the Service Class shares for the one- and three-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s performance was in the fourth, third and fourth quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, including the planned liquidation of the Fund on or about December 15, 2014, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the New York Municipal Money Market Fund’s performance was in the first, third and third quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and in the first and third quintiles for the Service Class shares for the one- and three-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s performance was in the fourth, third and second quintiles for the Morgan shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and in the fourth and third quintiles for the Service Class shares for the one- and three-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, including the planned liquidation of the Fund on or about December 15, 2014, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the California Municipal Money Market Fund’s net advisory fee for both the Morgan and Service shares was in the fifth quintile, and that the actual total expenses for the Morgan and Service Class shares were in the third and second quintiles, respectively, of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s net advisory fee and actual total expenses for the Morgan shares were in the third and second quintiles of the Universe Group, respectively. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the New York Municipal Money Market Fund’s net advisory fee for both the Morgan and Services shares was in the fifth quintile, and that the actual total expenses for both the Morgan and Service Class shares were in the second quintile of the Universe Group. After considering the factors identified above, and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s net advisory fee for the Morgan and Service shares were in the first and second quintiles, respectively, and that the actual total expenses for both the Morgan and Service shares were in the second quintile of the Universe Group. After considering the factors identified above, and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	49

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including California Municipal Money Market Fund and New York Municipal Money Market Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

50	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. August 2014.	SAN-MMKTST-814

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2014 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 18, 2014 (Unaudited)

Dear Shareholder,

With a backdrop of continued accommodative policies among the world’s central banks and low growth, low inflation and low volatility, global financial markets performed well overall during the six months ended August 31, 2014. In the U.S., low borrowing costs, a surge in corporate mergers and healthy corporate earnings drove U.S. equity indices to successive record highs during the period. Fixed income markets also posted gains as long-term interest rates declined during the six month period and demand for debt securities outpaced supply. Bond yields, which generally move in the opposite direction of prices, tumbled lower over the six months and yields on longer maturity U.S. Treasury Securities reached their lowest levels in more than a year. From May through June, market volatility retreated to lows not consistently seen since 2007, before spiking in July on geopolitical tensions, and then retreating again at the end of August. The Barclays U.S. Aggregate Index returned 2.74% for the six month period. The Standard & Poor’s 500 Index put an exclamation point on the six months by breaching the 2,000-point level for the first time and closing at a record high 2003.37 points on August 29, 2014.

“While both global bond and equity markets performed well during the past six months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices.”

In the broader U.S. economy, growth returned after a brief drop in the winter months and business investment and spending on durable goods also improved during the reporting period. While housing data were mixed, the unemployment rate dropped to 6.10% in August from 6.70% in March, and other jobs numbers showed meaningful improvement. In response to sustained improvement — particularly in jobs data — the U.S. Federal Reserve (the “Fed”) steadily reduced its Quantitative Easing program to $25 billion in monthly purchases of Treasury bonds and mortgage-backed securities by the end of August. Meanwhile, Fed Chairwoman Janet Yellen sought to reassure investors and the public at large that central bank policy would remain accommodative into 2015. In August, she reiterated that stance at a closely watched global economic conference in Jackson Hole, Wyoming.

While U.S. investors and policy makers were watching for signs of nascent inflationary pressures, the European Union began to confront the threat of potential price deflation. In an unprecedented move in June, European Central Bank President Mario Draghi cut the deposit rate to negative 0.10% from 0.00% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. Draghi followed up in August with a statement that acknowledged the need to spur job creation and signaled his commitment to support growth and head off a destructive deflationary spiral. In Japan, weaker-than-expected economic data fueled fears that policies aimed at reviving growth were faltering. Consumer spending shrank sharply, potentially due to an April increase in the nation’s consumption tax. Throughout the six month period, the Bank of Japan continued its aggressive program of bond purchases. For the six months ended August 31, 2014, the MSCI Europe, Australasian and Far East Index returned 4.02%.

Isolated geopolitical conflicts in Ukraine, Gaza and Iraq drove some investors toward so-called safe havens, particularly U.S. fixed income securities, but financial markets in general shrugged off much of the impact from these events. Elsewhere, a long-running dispute over restructured payments to holders of Argentina’s sovereign debt made headlines but had little effect on global bond markets.

Emerging markets generally performed well during the six month period, rebounding from a sell-off in late 2013. In China, domestic economic data weakened toward the end of the six month period. However, the government’s targeted stimulus appeared to be working to counter any slowdown in growth. Two of the world’s largest democracies, India and Indonesia, held generally peaceful elections, and Turkey’s prime minister was elected the next president, as expected. In Brazil, the death of opposition presidential candidate Eduardo Campos in an airplane crash raised uncertainty about the upcoming elections and prospects for change in Brazil’s economic policies. In Thailand, months of political unrest led to a military coup in May. For the six months ended August 31, 2014, the MSCI Emerging Markets Index returned 12.78%.

While both global bond and equity markets performed well during the past six months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices. Policymakers and economists stated their fear that investors had grown complacent amid the extended period of low volatility across stock, bond, foreign exchange and commodities markets. At the same time, moderate price inflation and a stronger dollar helped to dispel warnings that Fed policies would unleash rapid inflation and debase the U.S. currency. In the face of all these concerns, both bonds and equities generated positive returns for the six month period and rewarded those investors who maintained a diversified portfolio and a long-term perspective.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2014	$109.9 Billion
Weighted Average Maturity^	53 days
Weighted Average Life^^	85 days

MATURITY SCHEDULE*^
1 day	3.0%
2–7 days	34.6
8–30 days	21.5
31–60 days	11.8
61–90 days	9.5
91–180 days	12.7
181+ days	6.9

7-DAY SEC YIELD AS OF 8/31/2014 (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.01
Capital Shares	0.04
Cash Management Shares	0.01
Direct Shares	0.04
Eagle Class Shares	0.01
IM Shares	0.05
Institutional Class Shares	0.01
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2014.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.95)%, (0.95)%, (0.10)%, 0.00%, (0.74)%, (0.09)%, (0.50)%, 0.05%, (0.05)%, (0.30)%, (0.30)%, (0.25)%, (0.50)% and (0.84)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2014	$17.8 Billion
Weighted Average Maturity^	56 days
Weighted Average Life^^	81 days

MATURITY SCHEDULE*^
1 day	2.2%
2–7 days	33.2
8–30 days	18.9
31–60 days	10.8
61–90 days	14.8
91–180 days	16.3
181+ days	3.8

7-DAY SEC YIELD AS OF 8/31/2014 (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.01
Capital Shares	0.07
E*Trade Shares	0.05
Institutional Class Shares	0.04
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2014.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.93)%, (0.93)%, (0.08)%, 0.03%, (0.83)%, (0.02)%, (0.28)%, (0.38)%, (0.23)%, (0.51)% and (0.87)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan U.S. Government Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2014	$52.8 Billion
Weighted Average Maturity^	56 days
Weighted Average Life^^	86 days

MATURITY SCHEDULE*^
2–7 days	35.0%
8–30 days	12.9
31–60 days	21.1
61–90 days	9.7
91–180 days	15.2
181+ days	6.1

7-DAY SEC YIELD AS OF 8/31/2014 (1)
Agency Shares	0.01%
Capital Shares	0.01
Direct Shares	0.01
Eagle Class Shares	0.01
IM Shares	0.01
Institutional Class Shares	0.01
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2014.
(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.23)%, (0.13)%, (0.23)%, (0.63)%, (0.08)%, (0.18)%, (0.43)%, (0.53)%, (0.38)%, (0.63)% and (0.98)% for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2014	$15.3 Billion
Weighted Average Maturity^	42 days
Weighted Average Life^^	48 days

MATURITY SCHEDULE*^
1 day	1.0%
2–7 days	54.4
8–30 days	9.1
31–60 days	2.1
61–90 days	18.7
91–180 days	8.1
181+ days	6.6

7-DAY SEC YIELD AS OF 8/31/2014 (1)
Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.00
Direct Shares	0.00
Eagle Class Shares	0.00
IM Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2014.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.11)%, (1.10)%, (0.26)%, (0.25)%, (0.65)%, (0.11)%, (0.20)%, (0.45)%, (0.56)%, (0.41)%, (0.66)% and (1.00)% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan Federal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2014	$4.4 Billion
Weighted Average Maturity^	51 days
Weighted Average Life^^	84 days

MATURITY SCHEDULE*^
2–7 days	18.4%
8–30 days	40.1
31–60 days	14.9
61–90 days	14.3
91–180 days	7.9
181+ days	4.4

7-DAY SEC YIELD AS OF 8/31/2014 (1)
Agency Shares	0.01%
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2014.
(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.38)%, (0.33)%, (0.68)%, (0.53)% and (0.78)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2014	$23.0 Billion
Weighted Average Maturity^	47 days
Weighted Average Life^^	61 days

MATURITY SCHEDULE*^
1 day	2.1%
2–7 days	3.0
8–30 days	38.7
31–60 days	12.7
61–90 days	38.6
91–180 days	4.9

7-DAY SEC YIELD AS OF 8/31/2014 (1)
Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2014.
(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.28)%, (0.18)%, (0.23)%, (0.58)%, (0.43)%, (0.68)% and (1.02)% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2014	$18.9 Billion
Weighted Average Maturity^	23 days
Weighted Average Life^^	24 days

MATURITY SCHEDULE**^
1 day	16.4%
2–7 days	72.1
8–30 days	2.2
31–60 days	2.6
61-90 days	0.7
91–180 days	1.6
181+ days	4.4

7-DAY SEC YIELD AS OF 8/31/2014 (1)
Agency Shares	0.01%
Direct Shares	0.01
Eagle Class Shares	0.01
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2014.
(1)	The yields for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.25)%, (0.25)%, (0.65)%, (0.20)%, (0.55)%, (0.40)% and (0.65)% for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2014	$2.8 Billion
Weighted Average Maturity^	36 days
Weighted Average Life^^	36 days

MATURITY SCHEDULE**^
1 day	12.7%
2–7 days	66.2
8–30 days	1.8
31–60 days	2.6
61–90 days	2.0
91–180 days	6.1
181+ days	8.6

7-DAY SEC YIELD AS OF 8/31/2014 (1)
Agency Shares	0.01%
E*Trade Shares	0.01
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2014.
(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.19)%, (0.94)%, (0.14)%, (0.49)%, (0.34)%, (0.59)% and (0.94)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 35.8%
280,000	Australia & New Zealand Banking Group Ltd., 0.220%, 09/25/14	280,000
	Banco Del Estado De Chile,
100,000	0.180%, 09/03/14	100,000
50,000	0.180%, 09/08/14	50,000
50,000	0.180%, 09/12/14	50,000
	Bank of China Ltd.,
92,000	0.220%, 09/04/14	92,000
182,000	0.690%, 11/17/14	181,732
	Bank of Montreal,
245,000	0.210%, 11/13/14	244,896
325,000	0.210%, 09/12/14	325,000
55,000	0.210%, 12/17/14	55,000
	Bank of Nova Scotia,
150,000	0.243%, 10/16/14	150,000
952,850	0.250%, 01/26/15	952,850
450,000	0.266%, 09/19/14 (m)	450,000
520,000	0.316%, 09/02/14 (m)	520,000
822,000	0.317%, 09/10/14 (m)	822,000
180,000	0.330%, 08/18/15	180,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
260,000	0.240%, 11/19/14	260,000
300,000	0.240%, 12/04/14	300,000
312,000	0.250%, 12/16/14	311,771
500,500	0.250%, 02/19/15	500,500
120,000	0.260%, 02/06/15	119,863
100,000	0.260%, 02/06/15	99,886
250,000	0.260%, 02/19/15	249,692
250,000	0.310%, 12/10/14	249,785
140,000	0.310%, 01/05/15	139,848
100,000	0.310%, 01/07/15	99,890
	Banque Federative du Credit Mutuel,
285,000	0.230%, 10/16/14	284,918
270,000	0.230%, 10/17/14	269,921
635,000	Canadian Imperial Bank of Commerce, 0.245%, 09/14/14 (m)	635,000
	China Construction Bank Corp.,
49,400	0.580%, 10/03/14	49,400
70,000	0.790%, 10/10/14	69,940
	Commonwealth Bank of Australia,
300,000	0.200%, 09/08/14	299,988
250,000	0.240%, 02/19/15	249,716
104,000	0.345%, 08/03/15	104,000
560,000	Credit Agricole Corporate and Investment Bank, 0.150%, 09/02/14	560,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Credit Industriel et Commercial,
150,000	0.230%, 10/10/14	149,963
65,000	0.230%, 10/10/14	64,984
158,000	0.260%, 09/16/14	158,000
846,000	Credit Suisse AG, 0.245%, 09/23/14 (m)	846,000
395,000	Dexia Credit Local, 0.250%, 09/30/14	394,921
161,000	DG Bank AG, 0.310%, 02/13/15	161,000
	DZ Bank AG,
150,000	0.300%, 02/06/15	149,803
175,000	0.330%, 02/25/15	175,004
	HSBC Bank plc,
100,000	0.310%, 06/17/15	100,000
137,000	0.320%, 04/14/15	137,000
25,000	0.320%, 07/10/15	25,000
315,000	0.380%, 11/17/14	315,000
201,000	0.380%, 11/18/14	201,000
194,000	0.380%, 11/19/14	194,000
	Industrial & Commercial Bank of China Ltd.,
195,000	0.550%, 09/26/14	195,000
365,000	0.580%, 09/30/14	365,000
	ING Bank N.V.,
476,500	0.260%, 12/01/14	476,500
280,000	0.260%, 12/15/14	280,000
484,575	KBC Bank N.V., 0.130%, 09/04/14	484,575
	Landesbank Hessen-Thueringen Girozentrale,
152,000	0.130%, 09/03/14	152,000
250,000	0.130%, 09/09/14	250,000
100,000	0.130%, 09/10/14	100,000
	Mitsubishi UFJ Trust & Banking Corp.,
200,000	0.250%, 10/17/14	200,000
240,000	0.250%, 10/28/14	240,000
50,000	0.250%, 11/26/14	50,000
46,000	0.250%, 12/02/14	46,000
297,000	0.250%, 01/07/15	297,000
50,000	0.250%, 01/20/15	50,000
150,000	0.255%, 12/03/14	149,901
17,000	0.260%, 09/22/14	17,000
195,000	0.270%, 01/02/15	194,821
	Mizuho Bank Ltd.,
269,575	0.100%, 09/02/14	269,575
250,000	0.150%, 09/26/14	250,000
55,000	0.240%, 09/12/14	54,996
71,000	0.240%, 10/03/14	70,985
183,000	0.245%, 11/20/14	182,901
105,000	0.255%, 10/31/14	104,955

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — continued
	Mizuho Corporate Bank Ltd.,
150,000	0.250%, 11/03/14	149,934
100,000	0.250%, 11/04/14	99,956
	National Australia Bank Ltd.,
400,000	0.210%, 09/10/14	399,979
610,000	0.210%, 09/15/14	609,950
206,000	0.210%, 09/17/14	205,981
700,000	0.210%, 01/13/15	700,000
531,000	0.235%, 09/22/14 (m)	531,000
565,000	0.245%, 04/09/15	565,017
260,000	National Bank of Canada, 0.257%, 09/29/14 (m)	260,000
	Natixis,
614,750	0.260%, 11/03/14	614,750
403,000	0.277%, 11/04/14	403,000
137,000	Nederlandse Waterschapsbank N.V., 0.320%, 08/20/15	136,572
	Nordea Bank Finland plc,
275,000	0.185%, 10/06/14	274,999
100,000	0.250%, 01/29/15	100,000
	Norinchukin Bank,
500,000	0.100%, 09/02/14	500,000
200,000	0.150%, 09/29/14	200,000
150,000	0.210%, 11/07/14	150,000
28,000	0.220%, 11/20/14	27,986
	Oversea-Chinese Banking Corp. Ltd.,
100,000	0.230%, 09/02/14	100,000
200,000	0.245%, 09/08/14	199,990
200,000	0.245%, 10/23/14	200,000
	Rabobank Nederland N.V.,
20,000	0.280%, 09/12/14	20,000
253,300	0.283%, 10/17/14	253,300
529,000	0.284%, 10/20/14	529,000
525,000	0.284%, 11/08/14	525,000
55,000	0.285%, 11/30/14	55,000
526,000	0.290%, 10/30/14	526,000
284,000	0.300%, 05/19/15	284,000
100,000	0.310%, 04/24/15	100,000
300,000	0.320%, 04/13/15	300,000
116,000	0.340%, 04/13/15	115,754
497,000	0.350%, 01/14/15	497,000
69,650	0.600%, 04/29/15 (m)	69,782
	Royal Bank of Canada,
130,000	0.255%, 09/21/14 (m)	130,000
85,000	0.260%, 09/02/14 (m)	85,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Shizuoka Bank,
100,000	0.150%, 09/05/14	100,000
100,000	0.230%, 09/11/14	100,000
	Skandinaviska Enskilda Banken AB,
23,500	0.230%, 12/23/14	23,499
125,000	0.260%, 02/25/15	125,000
450,000	Societe Generale S.A., 0.287%, 09/30/14	450,000
155,000	Standard Chartered plc, 0.320%, 02/27/15	154,754
	State Street Bank & Trust Co.,
280,000	0.200%, 09/08/14	280,000
280,000	0.230%, 12/09/14	280,000
	Sumitomo Mitsui Banking Corp.,
549,575	0.100%, 09/04/14	549,575
71,710	0.130%, 09/19/14	71,710
100,000	0.220%, 11/04/14	100,000
500,000	0.220%, 11/05/14	500,000
350,000	0.250%, 10/21/14	350,000
150,000	0.250%, 10/29/14	150,000
500,000	0.250%, 10/30/14	500,000
280,000	0.250%, 10/31/14	280,000
60,000	0.250%, 11/10/14	60,000
349,000	0.250%, 12/10/14	349,000
32,000	0.250%, 01/16/15	32,000
150,000	0.250%, 01/21/15	150,000
50,000	0.250%, 02/09/15	50,000
132,000	0.250%, 02/20/15	132,000
72,000	0.250%, 02/23/15	72,000
75,000	0.260%, 10/02/14	75,000
177,000	0.270%, 11/17/14	176,898
163,000	0.270%, 12/12/14	162,875
	Sumitomo Mitsui Trust Bank Ltd.,
125,000	0.230%, 10/31/14	124,952
85,000	0.235%, 09/05/14	84,998
125,000	0.235%, 09/08/14	124,994
132,000	0.240%, 10/03/14	131,972
125,000	0.240%, 10/10/14	124,968
185,000	0.240%, 10/17/14	184,943
	Toronto-Dominion Bank,
222,575	0.080%, 09/04/14	222,575
265,000	0.140%, 09/29/14	265,000
500,000	0.200%, 09/25/14	499,934
500,000	0.210%, 12/05/14	499,723
500,000	0.210%, 01/13/15	500,000
200,000	0.215%, 09/16/14	200,000
125,000	0.234%, 10/15/14	125,000
284,000	0.240%, 04/16/15	283,571

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — continued
550,000	0.240%, 04/16/15	550,000
450,000	0.240%, 04/17/15	450,000
350,000	0.245%, 11/22/14	350,000
220,000	0.300%, 07/15/15	220,000
110,000	0.300%, 07/17/15	110,000
	Wells Fargo Bank N.A.,
665,000	0.225%, 09/15/14	665,000
494,400	0.230%, 09/05/14 (m)	494,400
281,000	0.250%, 09/12/14	281,000
500,000	0.252%, 09/17/14	500,000
	Westpac Banking Corp.,
100,000	0.320%, 10/09/14 (m)	100,000
185,000	0.330%, 08/27/15	185,000

	Total Certificates of Deposit (Cost $39,331,771)	39,331,771

Commercial Paper — 23.3% (n)
125,000	ABN Amro Funding USA LLC, 0.270%, 12/08/14 (e)	124,908
74,688	Albion Capital LLC, 0.160%, 09/26/14 (e)	74,680
	Antalis U.S. Funding Corp.,
50,000	0.230%, 09/05/14 (e)	49,999
120,000	0.230%, 09/08/14 (e)	119,995
134,000	0.230%, 10/02/14 (e)	133,973
48,000	0.230%, 10/14/14 (e)	47,987
68,500	ANZ New Zealand International Ltd., 0.205%, 10/30/14 (e)	68,477
	Apple, Inc.,
40,000	0.210%, 05/19/15 (e)	39,939
50,000	0.210%, 05/26/15 (e)	49,922
50,016	Aspen Funding Corp., 0.280%, 09/02/14 (e)	50,016
40,000	Atlantic Asset Securitization LLC, 0.220%, 11/12/14 (e)	39,982
659,400	Australia & New Zealand Banking Group Ltd., 0.332%, 11/27/14 (e)	659,400
	Bank Nederlandse Gemeenten N.V.,
200,000	0.210%, 11/17/14 (e)	199,910
163,000	0.210%, 02/18/15 (e)	162,838
82,000	0.215%, 03/03/15 (e)	81,910
150,000	0.220%, 12/01/14 (e)	149,917
130,000	0.220%, 02/26/15 (e)	129,859
100,000	0.235%, 09/05/14 (e)	99,997
125,000	0.255%, 10/20/14 (e)	124,957
100,000	0.255%, 10/21/14 (e)	99,965
80,000	0.255%, 10/22/14 (e)	79,971
50,000	0.255%, 10/24/14 (e)	49,981

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

103,000	0.281%, 06/30/15 (e)	102,758
149,750	0.281%, 08/25/15 (e)	149,333
	Banque et Caisse d’Epargne de l’Etat,
150,000	0.170%, 09/03/14	149,998
125,000	0.170%, 09/08/14	124,996
	Barclays Bank plc,
37,500	0.270%, 09/15/14 (e)	37,496
25,000	0.331%, 11/04/14 (e)	24,985
	Bedford Row Funding Corp.,
85,000	0.236%, 09/10/14 (e)	85,000
60,000	0.250%, 09/19/14 (e)	60,000
50,000	0.254%, 10/15/14 (e)	50,000
100,000	0.321%, 12/15/14 (e)	99,907
85,000	0.351%, 07/29/15 (e)	84,727
55,000	0.351%, 08/14/15 (e)	54,814
200,000	BPCE S.A., 0.210%, 10/10/14 (e)	199,954
	Caisse Centrale Desjardins,
125,000	0.190%, 10/28/14 (e)	124,963
88,000	0.200%, 10/30/14 (e)	87,971
	Caisse des Depots et Consignations,
25,000	0.200%, 09/18/14 (e)	24,998
85,000	0.200%, 11/18/14 (e)	84,963
19,000	0.200%, 11/26/14 (e)	18,991
196,050	0.200%, 12/05/14 (e)	195,947
150,000	0.200%, 12/17/14 (e)	149,911
154,000	0.210%, 12/18/14 (e)	153,903
150,000	0.210%, 02/06/15 (e)	149,862
100,000	0.210%, 02/09/15 (e)	99,906
80,000	0.215%, 02/17/15 (e)	79,919
145,000	0.220%, 02/18/15 (e)	144,849
71,500	Canadian Imperial Holdings, Inc., 0.220%, 02/10/15	71,429
28,000	CDP Financial, Inc., 0.190%, 09/23/14	27,997
	Commonwealth Bank of Australia,
175,000	0.225%, 09/29/14 (e)	175,000
44,000	0.225%, 09/25/14 (e) (m)	44,000
162,000	0.226%, 09/21/14 (e) (m)	161,998
100,000	0.230%, 09/22/14 (e) (m)	100,000
170,000	0.230%, 09/23/14 (e) (m)	169,999
200,000	0.235%, 11/24/14 (e)	199,996
100,000	0.235%, 09/28/14 (e)	99,995
183,000	0.235%, 09/28/14 (e)	183,000
150,000	0.237%, 09/03/14 (e)	150,000
250,000	0.240%, 09/10/14 (e)	250,000
150,000	0.240%, 09/10/14 (e)	150,000
45,000	0.240%, 09/10/14 (e)	45,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — continued
150,000	0.241%, 09/16/14 (e)	150,000
150,000	0.241%, 09/16/14 (e)	150,000
100,000	0.241%, 10/02/14 (e)	100,000
150,000	0.242%, 09/20/14 (e)	150,000
485,000	0.243%, 10/28/14 (e)	485,000
150,000	0.244%, 10/11/14 (e)	150,000
250,000	0.248%, 09/02/14 (e)	250,000
	DBS Bank Ltd.,
21,000	0.230%, 09/10/14 (e)	20,999
63,000	0.240%, 10/14/14 (e)	62,982
50,000	0.242%, 11/21/14 (e)	50,002
38,565	0.245%, 11/21/14 (e)	38,544
100,000	0.261%, 01/21/15 (e)	99,897
100,000	0.261%, 06/03/15 (e)	99,801
85,000	0.266%, 04/20/15 (e)	84,856
53,000	0.271%, 01/30/15 (e)	52,940
100,000	0.271%, 03/23/15 (e)	99,848
100,000	0.271%, 04/01/15 (e)	99,841
276,000	Dexia Credit Local, 0.190%, 09/29/14	275,959
	Electricite de France S.A.,
52,340	0.210%, 12/11/14 (e)	52,309
110,000	0.260%, 01/05/15 (e)	109,900
	Erste Abwicklungsanstalt,
130,000	0.150%, 09/03/14 (e)	129,999
80,000	0.150%, 09/04/14 (e)	79,999
100,000	0.210%, 05/26/15 (e)	99,844
	Export Development Canada,
100,000	0.110%, 09/02/14	100,000
50,000	0.110%, 09/05/14	49,999
50,000	0.120%, 09/22/14	49,997
50,000	0.120%, 09/23/14	49,996
185,000	General Electric Capital Corp., 0.060%, 09/02/14	185,000
149,300	General Electric Co., 0.060%, 09/02/14	149,300
	Gotham Funding Corp.,
26,500	0.150%, 09/15/14 (e)	26,498
30,398	0.160%, 09/11/14 (e)	30,397
200,000	0.180%, 09/24/14 (e)	199,977
	HSBC Bank plc,
253,000	0.242%, 11/19/14 (e)	253,000
250,000	0.245%, 09/18/14 (e) (m)	250,000
	Kells Funding LLC,
150,000	0.196%, 09/13/14 (e)	149,999
60,000	0.230%, 11/03/14 (e)	59,976
85,000	0.230%, 11/04/14 (e)	84,965
99,500	0.233%, 10/16/14 (e)	99,499

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

100,000	0.234%, 10/28/14 (e)	99,999
100,000	0.234%, 10/07/14 (e)	100,000
120,000	0.234%, 10/23/14 (e)	120,000
50,000	0.234%, 10/14/14 (e)	50,001
100,000	0.244%, 09/03/14 (e)	100,000
50,000	0.244%, 10/22/14 (e)	50,000
50,000	0.244%, 10/18/14 (e)	50,000
265,000	0.244%, 10/21/14 (e)	265,000
120,000	0.250%, 10/31/14 (e)	120,001
60,000	0.276%, 03/05/15 (e)	59,915
300,000	KFW, 0.143%, 09/03/14 (e)	299,998
51,000	Liberty Street Funding LLC, 0.180%, 09/05/14 (e)	50,999
	LMA Americas LLC,
100,000	0.220%, 09/15/14 (e)	99,992
87,000	0.230%, 10/08/14 (e)	86,979
25,000	0.230%, 10/10/14 (e)	24,994
	Macquarie Bank Ltd.,
100,000	0.200%, 09/09/14 (e)	99,996
40,000	0.230%, 11/10/14 (e)	39,982
49,000	0.230%, 11/14/14 (e)	48,977
35,000	0.230%, 11/20/14 (e)	34,982
70,000	0.230%, 11/24/14 (e)	69,962
35,000	Matchpoint Master Trust, Series A, 0.290%, 12/16/14 (e)	34,970
75,000	MetLife Short Term Funding LLC, 0.220%, 10/28/14 (e)	74,974
32,372	Mont Blanc Capital Corp., 0.230%, 10/09/14 (e)	32,364
	National Australia Funding Delaware, Inc.,
430,000	0.210%, 01/15/15 (e)	429,659
452,000	0.227%, 09/28/14 (e)	452,000
125,000	0.227%, 09/11/14 (e)	125,000
153,575	Natixis U.S. Finance Co. LLC, 0.058%, 09/02/14	153,575
	Nederlandse Waterschapsbank N.V.,
60,000	0.195%, 09/22/14 (e)	59,993
100,000	0.200%, 09/25/14 (e)	99,987
55,000	0.205%, 11/06/14 (e)	54,979
100,000	0.240%, 02/20/15 (e)	99,886
200,000	0.281%, 07/09/15 (e)	199,516
90,000	Newport Funding Corp., 0.351%, 10/14/14 (e)	89,962
	Nieuw Amsterdam Receivables Corp.,
97,000	0.180%, 09/12/14 (e)	96,994
151,928	0.180%, 09/17/14 (e)	151,916
100,000	0.190%, 10/28/14 (e)	99,970

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — continued
	Nordea Bank AB,
200,000	0.210%, 11/14/14 (e)	199,913
197,280	0.220%, 10/16/14 (e)	197,226
70,000	Northern Pines Funding LLC, 0.380%, 10/03/14 (e)	69,976
	NRW Bank,
400,000	0.130%, 09/11/14 (e)	399,986
630,000	0.130%, 09/25/14 (e)	629,945
635,000	0.130%, 09/26/14 (e)	634,943
150,000	0.135%, 09/08/14	149,996
	Old Line Funding LLC,
40,000	0.210%, 12/03/14 (e)	39,978
105,156	0.210%, 12/08/14 (e)	105,096
	Oversea-Chinese Banking Corp. Ltd.,
20,000	0.230%, 09/10/14	19,999
200,000	0.240%, 12/01/14	199,879
	Private Export Funding Corp.,
61,900	0.260%, 02/06/15 (e)	61,830
20,000	0.261%, 02/27/15 (e)	19,974
50,000	0.261%, 04/10/15 (e)	49,920
50,000	0.261%, 05/05/15 (e)	49,911
33,000	0.261%, 05/12/15 (e)	32,940
44,000	0.271%, 12/12/14 (e)	43,966
40,000	0.271%, 01/02/15 (e)	39,963
9,400	Province of Ontario, 0.150%, 10/20/14	9,398
20,000	Rabobank U.S.A. Financial Corp., 0.210%, 10/01/14	19,996
	Regency Markets No. 1 LLC,
176,084	0.140%, 09/11/14 (e)	176,077
61,282	0.140%, 09/19/14 (e)	61,278
58,498	0.140%, 09/22/14 (e)	58,493
	Ridgefield Funding Co. LLC,
189,000	0.310%, 12/12/14 (e)	188,834
124,500	0.310%, 12/18/14 (e)	124,384
790,000	Royal Bank of Canada, 0.324%, 10/13/14 (e)	790,000
209,895	Societe Generale North America, Inc., 0.240%, 10/31/14	209,811
35,000	State Street Corp., 0.210%, 12/05/14	34,981
625,000	Sumitomo Mitsui Banking Corp., 0.090%, 09/05/14 (e)	624,994
	Toyota Credit Canada, Inc.,
20,000	0.271%, 01/05/15	19,981
50,000	0.271%, 01/06/15	49,952
	United Overseas Bank Ltd.,
38,000	0.240%, 10/14/14 (e)	37,989
50,000	0.240%, 10/28/14 (e)	49,981

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

150,000	0.244%, 10/10/14 (e)	150,000
45,000	0.250%, 01/09/15 (e)	44,959
100,000	0.260%, 11/19/14 (e)	99,943
99,300	0.261%, 11/25/14 (e)	99,239
90,000	0.281%, 02/09/15 (e)	89,887
75,000	0.291%, 03/13/15 (e)	74,884
137,000	0.291%, 04/09/15 (e)	136,757
	Versailles Commercial Paper LLC,
50,000	0.210%, 09/02/14 (e)	50,000
50,000	0.210%, 09/03/14 (e)	49,999
100,000	0.220%, 09/18/14 (e)	99,990
27,000	0.230%, 11/07/14 (e)	26,988
	Westpac Banking Corp.,
175,000	0.225%, 09/02/14 (e) (m)	175,000
150,000	0.225%, 09/24/14 (e) (m)	150,000
125,000	0.226%, 09/09/14 (e) (m)	125,000
150,000	0.226%, 09/19/14 (e)	149,993
260,000	0.227%, 09/11/14 (e)	260,000
60,000	0.227%, 09/14/14 (e)	60,000
300,000	0.230%, 09/30/14 (e)	300,000
175,000	0.237%, 09/15/14 (e)	175,000
304,700	0.242%, 11/19/14 (e)	304,700
200,000	0.242%, 11/20/14 (e)	200,000
950,000	0.244%, 10/25/14 (e)	950,000
360,000	0.250%, 11/06/14 (e)	360,000
110,000	0.306%, 09/26/14 (e) (m)	109,977
100,000	0.321%, 10/02/14 (e) (m)	99,972
124,700	0.331%, 08/21/15 (e)	124,295

	Total Commercial Paper (Cost $25,634,166)	25,634,166

Corporate Notes — 4.3%
	Financials — 4.3%
	Banks — 2.6%
75,000	Australia & New Zealand Banking Group Ltd., VAR, 0.437%, 11/15/14 (e)	75,100
100,000	Bank of America N.A., 0.250%, 12/05/14	100,000
	Bank of Nova Scotia,
15,000	1.850%, 01/12/15	15,085
112,105	3.400%, 01/22/15	113,474
	Commonwealth Bank of Australia,
29,700	0.244%, 09/19/14 (e)	29,699
325,000	1.421%, 09/16/14 (e)	328,066
	KFW,
74,200	0.140%, 09/02/14	74,196
300,000	0.190%, 06/10/15	299,924
120,000	1.000%, 01/12/15	120,343

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — continued
	Banks — continued
	National Australia Bank Ltd.,
16,300	1.600%, 08/07/15	16,491
36,099	2.000%, 03/09/15	36,411
4,000	VAR, 0.532%, 10/22/14 (e)	4,005
97,000	Nederlandse Waterschapsbank N.V.,
	1.250%, 10/20/14 (e)	97,129
30,000	Rabobank Nederland N.V., 1.875%, 12/15/14	30,127
	Royal Bank of Canada,
77,950	1.150%, 03/13/15	78,305
94,312	1.920%, 07/30/15	95,676
434,000	Svenska Handelsbanken AB, 0.305%, 09/21/14 (e)	434,000
785,000	Wells Fargo Bank N.A., 0.321%, 09/14/14	785,000
	Westpac Banking Corp.,
33,838	3.000%, 08/04/15	34,666
46,647	4.200%, 02/27/15	47,532

		2,815,229

	Capital Markets — 0.6%
628,000	ING Bank N.V., 0.224%, 09/28/14 (e)	628,000

	Supranational — 0.3%
	International Bank for Reconstruction & Development,
300,000	VAR, 0.110%, 09/25/14	299,978
92,913	VAR, 2.375%, 05/26/15	94,407

		394,385

	Insurance — 0.8%
	Metropolitan Life Global Funding I,
337,000	VAR, 0.464%, 10/09/14 (e)	337,000
525,650	VAR, 0.530%, 09/11/14 (e)	525,650

		862,650

	Total Financials	4,700,264

	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
22,040	Takeda Pharmaceutical Co., Ltd., 1.031%, 03/17/15 (e)	22,126

	Total Corporate Notes (Cost $4,722,390)	4,722,390

Foreign Government Securities — 0.7%
	Export Development Canada,
100,000	0.130%, 09/02/14 (e) (m)	100,000
51,900	0.140%, 09/02/14 (e) (m)	51,898
100,000	0.140%, 09/02/14 (e) (m)	100,000
180,000	Series 144a, 0.140%, 09/02/14 (e) (m)	180,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

150,000	Kommunalbanken A.S., 0.375%, 04/10/15 (e) (m)	150,105
165,000	Municipality Finance plc, 0.210%, 08/05/15 (e) (m)	165,000

	Total Foreign Government Securities (Cost $747,003)	747,003

Repurchase Agreements — 5.6%
45,000	Citigroup Global Markets Holdings, Inc., 0.550%, dated 08/29/14, due 10/03/14, repurchase price $45,024, collateralized by Corporate Notes and Bonds, 0.000% - 5.631%, due 12/19/16 - 07/30/52, with value $48,178. (i)	45,000
175,000	Citigroup Global Markets Holdings, Inc., 0.550%, dated 08/29/14, due 10/03/14, repurchase price $175,094, collateralized by Corporate Notes and Bonds, 0.000% - 15.000%, due 09/23/14 - 11/30/56, Federal National Mortgage Association, 0.000%, due 01/25/43 and Sovereign Government Securities, 2.500% - 13.625%, due 10/08/14 - 04/30/43, with value $188,876. (i)	175,000
175,000	Citigroup Global Markets Holdings, Inc., 0.550%, dated 08/29/14, due 10/03/14, repurchase price $175,094, collateralized by Corporate Notes and Bonds, 0.000% - 7.020%, due 04/10/15 - 01/25/54, with value $187,771. (i)	175,000
500,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 11/14/14, repurchase price $500,684, collateralized by Corporate Notes and Bonds, 0.000% - 18.121%, due 10/01/28 - 02/10/51, with value $540,004. (i)	500,000
330,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 11/07/14, repurchase price $330,411, collateralized by Corporate Notes and Bonds, 0.000% - 6.920%, due 08/25/23 - 03/25/54, with value $356,403. (i)	330,000
217,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 11/25/14, repurchase price $217,339, collateralized by Corporate Notes and Bonds, 0.000% - 54.375%, due 05/23/17 - 06/15/49, with value $234,361. (i)	217,000
75,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 11/21/14, repurchase price $75,112, collateralized by Corporate Notes and Bonds, 0.406% - 27.347%, due 03/25/35 - 06/25/47, with value $81,000. (i)	75,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — continued
400,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 10/08/14, repurchase price $400,284, collateralized by Corporate Notes and Bonds, 0.000% - 13.545%, due 10/27/16 - 05/25/54, with value $432,001. (i)	400,000
300,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 10/02/14, repurchase price $300,181, collateralized by Corporate Notes and Bonds, 0.000% - 9.758%, due 11/25/19 - 03/25/54, with value $324,003. (i)	300,000
300,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 10/22/14, repurchase price $300,288, collateralized by Corporate Notes and Bonds, 0.000% - 7.305%, due 03/20/18 - 07/31/40, with value $324,000. (i)	300,000

345,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 10/15/14, repurchase price $345,288, collateralized by Corporate Notes and Bonds, 1.656% - 8.000%, due 06/25/23 - 04/25/55, with value $372,601. (i)	345,000
445,000	Deutsche Bank Securities, Inc., 0.650%, dated 08/29/14, due 11/03/14, repurchase price $445,530, collateralized by Corporate Notes and Bonds, 0.000% - 12.000%, due 09/01/14 - 12/31/99 and Municipal Debt Securities, 0.000% - 5.500%, due 01/01/17 - 10/01/53, with value $467,250. (i)	445,000
400,000	Deutsche Bank Securities, Inc., 0.650%, dated 08/29/14, due 11/21/14, repurchase price $400,383, collateralized by Corporate Notes and Bonds, 0.000% - 14.750%, due 09/15/14 - 12/31/99 and Municipal Debt Securities, 0.000%, due 01/01/22, with value $420,000. (i)	400,000
30,000	HSBC Securities USA, Inc., 0.150%, dated 08/29/14, due 09/02/14, repurchase price $30,001, collateralized by Corporate Notes and Bonds, 3.500% - 5.750%, due 09/15/16 - 03/15/23, with value $32,400.	30,000
150,000	HSBC Securities USA, Inc., 0.300%, dated 08/29/14, due 09/02/14, repurchase price $150,005, collateralized by Corporate Notes and Bonds, 3.750% - 9.000%, due 06/01/17 - 12/31/99, with value $162,004.	150,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,020,000	Merrill Lynch PFS, Inc., 0.550%, dated 08/29/14, due 09/02/14, repurchase price $1,020,062, collateralized by Corporate Notes and Bonds, 0.000% - 19.099%, due 09/15/14 - 12/31/99 and Municipal Debt Securities, 9.250% - 10.000%, due 12/01/25 - 12/01/40, with value $1,071,065.	1,020,000
350,000	Merrill Lynch PFS, Inc., 0.700%, dated 08/29/14, due 10/03/14, repurchase price $350,238, collateralized by Corporate Notes and Bonds, 0.000% - 115.080%, due 12/15/14 - 12/29/99, with value $367,500. (i)	350,000
554,750	Merrill Lynch PFS, Inc., 0.750%, dated 08/29/14, due 10/03/14, repurchase price $555,155, collateralized by Corporate Notes and Bonds, 0.000% - 13.375%, due 02/01/16 - 07/25/60, with value $582,488. (i)	554,750
85,000	Royal Bank of Canada, 0.400%, dated 08/29/14, due 09/05/14, repurchase price $85,007, collateralized by Corporate Notes and Bonds, 0.000% - 12.750%, due 02/15/16 - 12/29/99, with value $91,800.	85,000

225,000	Royal Bank of Canada, 0.400%, dated 08/29/14, due 09/05/14, repurchase price $225,018, collateralized by Corporate Notes and Bonds, 0.000% - 14.750%, due 01/15/16 - 10/02/43, with value $243,000.	225,000

	Total Repurchase Agreements (Cost $6,121,750)	6,121,750

Time Deposits — 26.9%
299,575	Bank of Montreal, 0.080%, 09/04/14	299,575
	Bank of New York Mellon Corp.,
750,000	0.050%, 09/02/14	750,000
500,000	0.050%, 09/02/14	500,000
1,097,107	0.050%, 09/02/14	1,097,107
600,000	0.050%, 09/02/14	600,000
1,000,000	0.050%, 09/02/14	1,000,000
782,575	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.080%, 09/02/14	782,575
335,815	Barclays Bank plc, 0.090%, 09/02/14	335,815
250,000	China Construction Bank Corp., 0.200%, 09/02/14	250,000
945,000	Citibank N.A., 0.110%, 09/03/14	945,000
	Credit Agricole Corporate and Investment Bank,
300,000	0.090%, 09/02/14	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Time Deposits — continued
215,443	0.090%, 09/02/14	215,443
509,575	0.090%, 09/02/14	509,575
	Credit Industriel et Commercial,
950,000	0.100%, 09/02/14	950,000
264,575	0.100%, 09/02/14	264,575
310,000	DBS Bank Ltd., 0.090%, 09/03/14	310,000
	DNB Bank ASA,
486,205	0.030%, 09/02/14	486,205
2,100,000	0.050%, 09/02/14	2,100,000
504,575	DZ Bank AG, 0.100%, 09/02/14	504,575
	ING Bank N.V.,
355,875	0.100%, 09/03/14	355,875
745,000	KBC Bank N.V., 0.100%, 09/02/14	745,000
	Lloyds Bank plc,
700,000	0.050%, 09/02/14	700,000
1,399,575	0.070%, 09/02/14	1,399,575
	National Australia Bank Ltd.,
375,575	0.070%, 09/02/14	375,575
139,865	0.070%, 09/02/14	139,865
	Natixis S.A.,
500,000	0.060%, 09/02/14	500,000
1,005,000	0.100%, 09/02/14	1,005,000
	Nordea Bank Finland plc,
2,150,000	0.050%, 09/02/14	2,150,000
1,000,000	0.050%, 09/02/14	1,000,000
	Rabobank Nederland N.V.,
375,000	0.080%, 09/02/14	375,000
825,000	0.100%, 09/02/14	825,000
	Skandinaviska Enskilda Banken AB,
206,024	0.050%, 09/02/14	206,024
1,424,575	0.050%, 09/02/14	1,424,575
750,000	0.050%, 09/02/14	750,000
574,575	Standard Chartered plc, 0.060%, 09/02/14	574,575
1,849,575	Svenska Handelsbanken AB, 0.050%, 09/02/14	1,849,575
	Swedbank AB,
1,000,000	0.050%, 09/02/14	1,000,000
2,000,000	0.090%, 09/02/14	2,000,000

	Total Time Deposits (Cost $29,576,084)	29,576,084

U.S. Government Agency Securities — 2.8%
	Federal Farm Credit Bank,
140,000	0.100%, 10/22/14 (m)	139,980
25,000	0.100%, 09/11/14 (m)	24,999
75,000	0.160%, 02/19/15 (m)	74,998

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank,
165,050	0.090%, 09/05/14 (m)	165,050
150,000	0.090%, 09/10/14 (m)	150,000
100,000	0.090%, 09/19/14 (m)	99,999
250,000	0.090%, 09/24/14 (m)	249,997
60,000	0.100%, 09/17/14 (m)	60,000
207,000	0.125%, 09/03/14 (m)	206,999
235,000	0.125%, 01/29/15 (m)	234,950
242,000	0.125%, 02/03/15 (m)	241,946
283,000	0.180%, 07/16/15 (m)	282,969
23,000	0.198%, 08/18/15 (m)	22,999
210,000	0.200%, 08/28/15 (m)	209,959
	Federal Home Loan Mortgage Corp.,
250,000	0.100%, 10/09/14 (m)	249,974
175,000	0.100%, 10/22/14 (m)	174,975
49,500	0.165%, 02/09/15 (m)	49,464
5,000	0.170%, 01/06/15 (m)	4,997
11,262	0.625%, 12/29/14 (m)	11,279
26,412	0.750%, 11/25/14 (m)	26,451
	Federal National Mortgage Association,
45,750	0.140%, 06/01/15 (m)	45,702
47,714	0.500%, 07/02/15 (m)	47,856
303,400	VAR, 0.137%, 09/11/14 (m)	303,398

	Total U.S. Government Agency Securities (Cost $3,078,941)	3,078,941

U.S. Treasury Obligations — 0.6%
	U.S. Treasury Notes — 0.6%
290,000	0.250%, 07/15/15 (m)	290,239
310,000	2.375%, 10/31/14 (m)	311,154

	Total U.S. Treasury Obligations (Cost $601,393)	601,393

Weekly Demand Note — 0.0% (g)
	New Jersey — 0.0% (g)
34,000	Jets Stadium Development LLC, LOC: Sumitomo Mitsui Banking, 0.110%, 09/08/14 (e) (Cost $34,000)	34,000

	Total Investments — 100.0% (Cost $109,847,498)*	109,847,498
	Other Assets in Excess of Liabilities — 0.0% (g)	7,006

	NET ASSETS — 100.0%	$109,854,504

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 42.7%
	Bank of China Ltd.,
99,500	0.694%, 11/14/14	99,358
100,000	0.795%, 09/29/14	99,938
	Bank of Nova Scotia,
125,000	0.250%, 01/26/15	125,000
50,000	0.260%, 03/26/15	50,000
50,000	0.266%, 09/19/14 (m)	50,000
53,000	0.316%, 09/02/14 (m)	53,000
55,000	0.317%, 09/10/14 (m)	55,000
100,000	0.330%, 08/18/15	100,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
42,000	0.240%, 11/19/14	42,000
10,000	0.250%, 02/19/15	10,000
35,000	0.260%, 02/19/15	34,957
30,000	0.310%, 12/09/14	29,974
125,000	Banque Federative du Credit Mutuel S.A., 0.270%, 09/18/14	125,000
110,000	Canadian Imperial Bank of Commerce, 0.245%, 09/14/14 (m)	110,000
51,000	China Construction Bank Corp., 0.790%, 10/17/14	50,949
40,000	Commonwealth Bank of Australia, 0.240%, 02/19/15	39,955
120,000	Credit Suisse AG, 0.245%, 09/23/14 (m)	120,000
	Deutsche Bank AG,
53,000	0.290%, 10/17/14	53,000
150,000	0.290%, 10/20/14	150,000
	DZ Bank AG,
97,000	0.290%, 12/04/14	96,927
55,000	0.290%, 02/05/15	54,931
40,000	0.300%, 02/09/15	39,946
100,000	0.300%, 02/12/15	99,863
200,000	0.324%, 02/17/15	199,700
	HSBC Bank plc,
35,000	0.310%, 06/17/15	35,000
92,000	0.350%, 01/16/15	92,000
15,000	0.380%, 11/17/14 (m)	15,000
34,000	0.380%, 11/18/14 (m)	34,000
30,000	0.380%, 11/19/14 (m)	30,000
	Industrial & Commercial Bank of China Ltd.,
100,000	0.550%, 09/26/14	100,000
34,000	0.550%, 10/31/14	34,000
125,000	0.580%, 10/23/14	124,895
	ING Bank N.V.,
200,000	0.250%, 09/29/14	200,000
101,000	0.260%, 12/11/14	101,000
100,000	0.260%, 12/15/14	100,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	KBC Bank N.V.,
85,000	0.130%, 09/04/14	85,000
250,000	0.240%, 10/31/14	249,900
23,000	Landesbank Hessen-Thueringen Girozentrale, 0.130%, 09/03/14	23,000
	Mitsubishi UFJ Trust & Banking Corp.,
100,000	0.250%, 10/15/14	100,000
10,000	0.250%, 10/28/14	10,000
36,000	0.250%, 11/03/14	36,000
125,000	0.250%, 11/26/14	125,000
90,000	0.250%, 12/02/14	90,000
101,000	0.260%, 09/22/14	101,000
210,000	0.270%, 09/03/14	210,000
	Mizuho Bank Ltd.,
80,000	0.100%, 09/02/14	80,000
75,000	0.240%, 09/23/14	74,989
20,000	0.240%, 10/28/14	19,993
75,000	0.245%, 11/20/14	74,959
150,000	0.250%, 11/13/14	149,924
72,000	National Australia Bank Ltd., 0.235%, 09/22/14 (m)	72,000
36,000	National Bank of Canada, 0.257%, 09/29/14 (m)	36,000
67,000	Natixis, 0.277%, 11/04/14	67,000
22,000	Nederlandse Waterschapsbank N.V., 0.320%, 08/20/15	21,931
	Norinchukin Bank,
100,000	0.100%, 09/02/14	100,000
43,575	0.100%, 09/04/14	43,575
60,000	0.220%, 11/20/14	59,971
	Rabobank Nederland N.V.,
32,000	0.283%, 10/17/14	32,000
74,000	0.284%, 10/20/14 (m)	74,000
150,000	0.285%, 11/22/14	150,000
75,000	0.290%, 10/30/14 (m)	75,000
46,000	0.300%, 05/19/15	46,000
150,000	0.310%, 04/24/15	150,000
75,000	0.350%, 01/14/15 (m)	75,000
	Royal Bank of Canada,
150,000	0.236%, 09/13/14	150,000
20,000	0.255%, 09/21/14 (m)	20,000
15,000	0.260%, 09/02/14 (m)	15,000
175,000	Skandinaviska Enskilda Banken AB, 0.260%, 02/25/15	175,000
65,000	Societe Generale S.A., 0.287%, 09/30/14	65,000
	Standard Chartered plc,
60,000	0.320%, 02/27/15	59,905

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — continued
125,000	0.330%, 02/23/15	124,800
	Sumitomo Mitsui Banking Corp.,
40,000	0.244%, 10/09/14	40,000
20,000	0.250%, 10/17/14	20,000
100,000	0.250%, 10/21/14	100,000
50,000	0.250%, 10/29/14	50,000
10,000	0.250%, 10/31/14	10,000
85,000	0.250%, 11/10/14	85,000
100,000	0.250%, 02/13/15	100,000
125,000	0.250%, 02/17/15	125,000
32,000	0.250%, 02/20/15	32,000
75,000	0.260%, 10/02/14	75,000
60,000	0.270%, 11/17/14	59,965
70,000	Sumitomo Mitsui Trust Bank Ltd., 0.230%, 09/16/14	69,993
67,000	Swedbank AB, 0.260%, 11/10/14	67,000
	Toronto-Dominion Bank,
50,000	0.140%, 09/29/14	50,000
40,000	0.210%, 12/08/14	39,977
30,000	0.215%, 09/16/14	30,000
21,000	0.300%, 07/15/15	21,000
45,000	0.300%, 07/17/15	45,000
	UBS AG,
125,000	0.270%, 01/20/15	125,000
150,000	0.270%, 02/12/15	150,000
250,000	0.280%, 02/26/15	250,000
	Wells Fargo Bank N.A.,
50,000	0.225%, 09/15/14 (m)	50,000
70,000	0.230%, 09/05/14 (m)	70,000
50,000	0.232%, 09/16/14 (m)	50,000
75,000	0.260%, 09/02/14	75,000
15,000	Westpac Banking Corp., 0.330%, 08/27/15	15,000

	Total Certificates of Deposit (Cost $7,602,275)	7,602,275

Commercial Paper — 20.4% (n)
50,000	ABN Amro Funding USA LLC, 0.230%, 09/12/14 (e)	49,996
	Antalis U.S. Funding Corp.,
20,000	0.210%, 11/12/14 (e)	19,992
60,000	0.230%, 09/08/14 (e)	59,997
30,000	Aspen Funding Corp., 0.350%, 11/26/14 (e)	29,975
250,000	Australia & New Zealand Banking Group Ltd., 0.332%, 11/27/14 (e)	250,000
	Bank Nederlandse Gemeenten N.V.,
75,000	0.255%, 10/20/14 (e)	74,974
45,000	0.255%, 10/22/14 (e)	44,984

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

50,000	0.255%, 10/24/14 (e)	49,981
25,000	Banque et Caisse d’Epargne de l’Etat, 0.230%, 03/05/15 (e)	24,970
50,000	Barclays Bank plc, 0.270%, 09/15/14 (e)	49,995
145,000	Barclays U.S. Funding Corp., 0.300%, 09/16/14	144,982
90,000	Barclays U.S. Funding LLC, 0.300%, 09/10/14	89,993
10,000	Caisse des Depots et Consignations, 0.200%, 12/05/14 (e)	9,995
	Commonwealth Bank of Australia,
50,000	0.225%, 09/22/14 (e) (m)	50,000
25,000	0.225%, 09/29/14 (e) (m)	25,000
20,000	0.225%, 09/25/14 (e) (m)	20,000
16,000	0.226%, 09/21/14 (e) (m)	16,000
30,000	0.230%, 09/23/14 (e) (m)	30,000
20,000	0.235%, 09/28/14 (e)	20,000
25,000	0.242%, 09/20/14 (e)	25,000
100,000	0.243%, 10/28/14 (e)	100,000
45,000	0.245%, 09/02/14 (e)	45,000
100,000	CRC Funding LLC, 0.235%, 09/22/14 (e)	99,986
15,000	Credit Agricole North America, Inc., 0.240%, 11/14/14	14,993
	DBS Bank Ltd.,
10,000	0.245%, 11/21/14 (e)	9,994
50,000	0.261%, 01/21/15 (e)	49,949
15,000	0.266%, 04/20/15 (e)	14,975
3,500	Export Development Canada, 0.135%, 10/01/14	3,500
25,000	Fairway Finance LLC, 0.210%, 11/03/14 (e)	24,991
125,000	General Electric Capital Corp., 0.230%, 02/11/15	124,870
	HSBC Bank plc,
25,000	0.236%, 09/03/14 (e) (m)	25,000
42,000	0.242%, 11/19/14 (e)	42,000
50,000	0.245%, 09/18/14 (e) (m)	50,000
	Kells Funding LLC,
70,000	0.234%, 10/17/14 (e) (m)	70,000
10,000	0.234%, 10/23/14 (e) (m)	10,000
40,000	0.234%, 10/15/14 (e) (m)	40,000
40,000	0.244%, 10/21/14 (e)	40,000
75,000	0.244%, 10/23/14 (e)	75,000
40,000	0.250%, 10/31/14 (e)	40,000
25,000	0.250%, 11/03/14 (e)	25,000
15,000	0.276%, 03/05/15	14,979
	LMA Americas LLC,
114,000	0.220%, 09/15/14 (e)	113,990

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — continued
30,000	0.250%, 11/19/14 (e)	29,984
	Macquarie Bank Ltd.,
30,000	0.230%, 11/14/14 (e)	29,986
38,075	0.230%, 11/21/14 (e)	38,055
100,000	0.230%, 11/25/14 (e)	99,946
25,000	MetLife Short Term Funding LLC, 0.220%, 10/28/14 (e)	24,991
10,000	National Australia Funding Delaware, Inc., 0.210%, 01/15/15 (e)	9,992
	Natixis U.S. Finance Co. LLC,
110,000	0.260%, 11/03/14	109,950
126,000	0.260%, 12/01/14	125,917
100,000	NRW Bank, 0.130%, 09/25/14 (e)	99,991
10,000	Old Line Funding LLC, 0.210%, 12/03/14 (e)	9,995
4,500	Private Export Funding Corp., 0.271%, 12/05/14 (e)	4,497
	Regency Markets No. 1 LLC,
61,025	0.140%, 09/09/14 (e)	61,023
40,000	0.140%, 09/11/14 (e)	39,998
	Ridgefield Funding Co. LLC,
35,000	0.300%, 10/08/14 (e)	34,989
30,000	0.310%, 12/18/14 (e)	29,972
85,000	Royal Bank of Canada, 0.324%, 10/13/14 (e)	85,000
40,000	Skandinaviska Enskilda Banken AB, 0.245%, 01/14/15 (e)	39,963
75,000	Societe Generale North America, Inc., 0.240%, 10/31/14	74,970
50,000	Suncorp-Metway Ltd., 0.231%, 11/12/14 (e)	49,975
90,000	Swedbank AB, 0.255%, 09/22/14	89,987
	United Overseas Bank Ltd.,
10,000	0.240%, 10/14/14 (e)	9,997
10,000	0.250%, 01/09/15 (e)	9,991
10,000	0.281%, 02/09/15 (e)	9,988
25,000	0.291%, 03/13/15 (e)	24,961
	Westpac Banking Corp.,
25,000	0.225%, 09/02/14 (e) (m)	25,000
85,000	0.225%, 09/24/14 (e) (m)	85,000
50,000	0.227%, 09/11/14 (e)	50,000
25,000	0.237%, 09/15/14 (e)	24,998
50,000	0.242%, 11/19/14 (e)	50,000
25,000	0.242%, 11/20/14 (e)	25,000
50,000	0.244%, 10/25/14 (e)	50,000
18,000	0.306%, 09/26/14 (e) (m)	17,996
50,000	0.331%, 08/21/15 (e)	49,838

	Total Commercial Paper (Cost $3,642,011)	3,642,011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — 2.5%
	Financials — 2.5%
	Banks — 1.3%
50,000	Svenska Handelsbanken AB, 0.305%, 09/21/14 (e)	50,000
185,000	Wells Fargo Bank N.A., 0.321%, 09/14/14	185,000

		235,000

	Capital Markets — 0.6%
100,000	ING Bank N.V., 0.224%, 09/28/14 (e)	100,000

	Insurance — 0.6%
35,000	Berkshire Hathaway, Inc., 3.200%, 02/11/15	35,456
	Metropolitan Life Global Funding I,
35,000	0.464%, 10/09/14 (e)	35,000
47,000	0.530%, 09/11/14 (e)	47,000

		117,456

	Total Corporate Notes (Cost $452,456)	452,456

Foreign Government Securities — 0.3%
	Export Development Canada,
13,000	0.130%, 09/02/14 (e) (m)	13,000
35,000	0.140%, 09/02/14 (e) (m)	35,000

	Total Foreign Government Securities (Cost $48,000)	48,000

Repurchase Agreements — 5.2%
25,000	Citigroup Global Markets Holdings, Inc., 0.550%, dated 08/29/14, due 10/03/14, repurchase price $25,013, collateralized by Corporate Notes and Bonds, 0.000% - 15.000%, due 09/25/14 - 12/29/99, Federal National Mortgage Association, 0.000% - 7.750%, due 08/25/22 - 01/25/43, Federal Home Loan Mortgage Corporation., 0.000% - 7.950%, dated 01/15/21 - 07/15/21 and Soverign Government Securities, 0.000% - 9.995%, due 08/01/20 - 04/30/44, with value $26,979. (i)	25,000
25,000	Citigroup Global Markets Holdings, Inc., 0.550%, dated 08/29/14, due 10/03/14, repurchase price $25,013, collateralized by Corporate Notes and Bonds, 0.000% - 3.866%, due 03/23/23 - 04/22/46, with value $26,797. (i)	25,000
140,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 11/21/14, repurchase price $140,209, collateralized by Corporate Notes and Bonds, 0.315% - 6.634%, due 06/25/34 - 11/15/48, with value $151,200. (i)	140,000

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — continued
35,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 11/25/14, repurchase price $35,055, collateralized by Corporate Notes and Bonds, 0.335% - 0.655%, due 04/25/36 - 10/25/36, with value $37,801. (i)	35,000
155,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 10/15/14, repurchase price $155,130, collateralized by Corporate Notes and Bonds, 0.325% - 6.277%, due 04/15/17 - 06/12/50, with value $167,400. (i)	155,000
100,000	Credit Suisse First Boston USA, Inc., 0.640%, dated 08/29/14, due 11/07/14, repurchase price $100,124, collateralized by Corporate Notes and Bonds, 0.505% - 6.500%, due 11/25/34 - 12/25/46, with value $108,002. (i)	100,000
55,000	Deutsche Bank Securities, Inc., 0.650%, dated 08/29/14, due 11/03/14, repurchase price $55,066, collateralized by Corporate Notes and Bonds, 2.375% - 9.125%, due 01/16/18 - 12/16/44 and Municipal Debt Securities, 5.500%, due 08/01/22, with a value of $57,750. (i)	55,000
55,000	Deutsche Bank Securities, Inc., 0.650%, dated 08/29/14, due 10/21/14, repurchase price $55,053, collateralized by Corporate Notes and Bonds, 0.000% - 6.500%, due 11/07/30 - 05/15/67, with a value of $57,750. (i)	55,000
15,000	HSBC Securities USA, Inc., 0.300%, dated 08/29/14, due 09/02/14, repurchase price $15,001, collateralized by Corporate Notes and Bonds, 5.250% - 5.375%, due 02/01/21 - 03/15/21, with a value of $16,201.	15,000
224,900	Merrill Lynch PFS, Inc., 0.550%, dated 08/29/14, due 09/02/14, repurchase price $224,914, collateralized by Corporate Notes and Bonds, 0.000% - 15.000%, due 09/15/14 - 06/25/58 and Municipal Debt Securities, 0.000%, due 06/15/50, with a value of $236,145.	224,900
50,000	Merrill Lynch PFS, Inc., 0.700%, dated 08/29/14, due 10/03/14, repurchase price $50,034, collateralized by Corporate Notes and Bonds, 0.000% - 11.500%, due 12/15/17 - 01/05/47, with a value of $52,500. (i)	50,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

15,000	Royal Bank of Canada, 0.400%, dated 08/29/14, due 09/05/14, repurchase price $15,001, collateralized by Corporate Notes and Bonds, 6.875% - 8.910%, due 10/15/17 - 04/15/40, with a value of $16,200.	15,000
25,000	Royal Bank of Canada, 0.400%, dated 08/29/14, due 09/05/14, repurchase price $25,002, collateralized by Corporate Notes and Bonds, 0.000% - 14.000%, due 04/01/16 - 03/15/42, with a value of $27,000.	25,000

	Total Repurchase Agreements (Cost $919,900)	919,900

Time Deposits — 27.6%
125,000	Bank of Montreal, 0.080%, 09/04/14	125,000
400,000	Bank of New York Mellon Corp., 0.050%, 09/02/14	400,000
50,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.080%, 09/02/14	50,000
150,000	Barclays Bank plc, 0.090%, 09/02/14	150,000
50,000	China Construction Bank Corp., 0.200%, 09/02/14	50,000
155,000	Citibank N.A., 0.110%, 09/03/14	155,000
	Credit Agricole Corporate and Investment Bank,
278,209	0.090%, 09/02/14	278,209
250,000	0.090%, 09/02/14	250,000
400,000	Credit Industriel et Commercial, 0.100%, 09/02/14	400,000
50,000	DBS Bank Ltd., 0.090%, 09/03/14	50,000
500,000	DNB Bank ASA, 0.050%, 09/02/14	500,000
85,000	DZ Bank AG, 0.100%, 09/02/14	85,000
60,000	ING Bank N.V., 0.100%, 09/03/14	60,000
350,000	KBC Bank N.V., 0.100%, 09/02/14	350,000
100,000	Landesbank Hessen-Thueringen Girozentrale, 0.060%, 09/02/14	100,000
240,000	Lloyds Bank plc, 0.070%, 09/02/14	240,000
	National Australia Bank Ltd.,
550,000	0.070%, 09/02/14	550,000
219,288	0.070%, 09/02/14	219,288
165,000	Natixis S.A., 0.100%, 09/02/14	165,000
225,000	Rabobank Nederland N.V., 0.100%, 09/02/14	225,000
293,976	Skandinaviska Enskilda Banken AB, 0.050%, 09/02/14	293,976
225,000	Standard Chartered plc, 0.060%, 09/02/14	225,000

	Total Time Deposits (Cost $4,921,473)	4,921,473

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 0.9%
	Federal Farm Credit Bank,
50,000	0.100%, 10/20/14 (m)	49,993
26,800	0.160%, 02/19/15 (m)	26,799
	Federal Home Loan Bank,
12,000	0.125%, 09/03/14 (m)	12,000
35,000	0.125%, 01/29/15 (m)	34,993
33,200	Federal National Mortgage Association, VAR, 0.137%, 09/11/14 (m)	33,200

	Total U.S. Government Agency Securities (Cost $156,985)	156,985

U.S. Treasury Obligation — 0.4%
	U.S. Treasury Note — 0.4%
65,000	0.250%, 07/15/15 (m) (Cost $65,053)	65,053

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Note — 0.0% (g)
	New Jersey — 0.0% (g)
6,000	Jets Stadium Development LLC, LOC: Sumitomo Mitsui Banking, 0.110%, 09/08/14 (e) (Cost $6,000)	6,000

	Total Investments — 100.0% (Cost $17,814,153)*	17,814,153
	Liabilities in Excess of Other Assets — 0.0% (g)	(341)

	NET ASSETS — 100.0%	$17,813,812

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 69.4%
	Federal Farm Credit Bank — 2.3%
28,500	DN, 0.110%, 11/13/14 (n)	28,494
220,000	DN, 0.120%, 09/02/14 (m) (n)	219,999
25,000	VAR, 0.096%, 09/20/14	24,998
62,000	VAR, 0.101%, 09/02/14	62,000
75,000	VAR, 0.120%, 09/30/14	74,995
160,000	VAR, 0.125%, 09/30/14	159,988
190,000	VAR, 0.127%, 09/06/14	189,930
265,000	VAR, 0.135%, 09/18/14	264,963
50,000	VAR, 0.146%, 09/03/14 (m)	50,005
125,000	VAR, 0.155%, 09/18/14	125,030

		1,200,402

	Federal Home Loan Bank — 33.2%
248,550	0.080%, 10/10/14	248,548
213,000	0.080%, 10/16/14	212,997
110,000	0.080%, 10/24/14	109,999
210,000	0.080%, 10/24/14	209,997
225,000	0.090%, 01/23/15	224,985
170,000	0.090%, 02/02/15	169,977
225,000	0.100%, 09/26/14	225,000
250,000	0.100%, 02/12/15	249,975
174,000	0.125%, 04/10/15	173,977
70,000	0.125%, 04/14/15	69,993
250,000	0.130%, 04/14/15	249,982
155,000	0.180%, 07/16/15	154,983
79,000	0.190%, 09/01/15	78,990
242,000	0.200%, 07/17/15	242,000
105,000	0.200%, 08/12/15	104,987
200,000	0.200%, 08/17/15	200,000
1,507,150	DN, 0.000%, 11/07/14 (n)	1,506,912
630,000	DN, 0.000%, 02/13/15 (n)	629,711
414,000	DN, 0.050%, 09/24/14 (n)	413,987
100,000	DN, 0.060%, 09/04/14 (n)	99,999
466,000	DN, 0.060%, 09/19/14 (n)	465,986
486,000	DN, 0.065%, 09/26/14 (m) (n)	485,978
2,062,500	DN, 0.065%, 10/22/14 (n)	2,062,310
2,050,000	DN, 0.074%, 11/19/14 (n)	2,049,665
2,318,000	DN, 0.078%, 10/01/14 (m) (n)	2,317,849
594,000	DN, 0.079%, 10/10/14 (n)	593,949
150,000	DN, 0.080%, 11/12/14 (n)	149,976
880,000	DN, 0.084%, 09/05/14 (n)	879,992
602,670	DN, 0.084%, 11/05/14 (n)	602,579
1,000,000	DN, 0.093%, 10/24/14 (n)	999,863
388,000	VAR, 0.106%, 09/05/14	388,002
117,000	VAR, 0.106%, 09/20/14	117,002

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — continued
200,000	VAR, 0.107%, 09/11/14 (m)	200,000
170,000	VAR, 0.110%, 09/17/14	169,966
230,000	VAR, 0.111%, 09/05/14	229,948
250,000	VAR, 0.145%, 09/15/14 (m)	249,982

		17,540,046

	Federal Home Loan Mortgage Corp. — 21.1%
50,000	0.500%, 09/19/14 (m)	50,009
987,000	DN, 0.065%, 09/03/14 (n)	986,996
658,000	DN, 0.065%, 10/15/14 (n)	657,948
500,000	DN, 0.075%, 10/29/14 (n)	499,940
500,000	DN, 0.075%, 10/30/14 (n)	499,939
345,000	DN, 0.075%, 11/14/14 (n)	344,947
208,500	DN, 0.080%, 11/19/14 (n)	208,463
250,000	DN, 0.080%, 11/21/14 (n)	249,955
500,000	DN, 0.080%, 12/11/14 (n)	499,888
500,000	DN, 0.080%, 12/12/14 (n)	499,887
150,000	DN, 0.090%, 12/10/14 (n)	149,963
500,000	DN, 0.090%, 01/23/15 (n)	499,820
500,000	DN, 0.090%, 02/03/15 (n)	499,806
100,000	DN, 0.090%, 02/10/15 (n)	99,959
905,000	DN, 0.095%, 02/12/15 (n)	904,608
500,000	DN, 0.095%, 02/18/15 (n)	499,776
597,700	DN, 0.095%, 02/24/15 (n)	597,422
185,000	DN, 0.100%, 09/04/14 (n)	184,998
159,000	DN, 0.100%, 09/05/14 (n)	158,998
500,000	DN, 0.100%, 10/08/14 (n)	499,949
250,000	DN, 0.100%, 10/09/14 (n)	249,974
250,000	DN, 0.100%, 10/21/14 (n)	249,965
910,000	DN, 0.100%, 03/20/15 (n)	909,494
90,000	DN, 0.140%, 10/02/14 (m) (n)	89,989
465,000	VAR, 0.135%, 09/16/14 (m)	464,894
369,000	VAR, 0.145%, 09/25/14 (m)	369,000
250,000	VAR, 0.145%, 09/26/14	250,074

		11,176,661

	Federal National Mortgage Association — 12.8%
450,931	4.625%, 10/15/14 (m)	453,372
500,000	DN, 0.060%, 09/04/14 (n)	499,997
500,000	DN, 0.060%, 09/05/14 (n)	499,997
241,300	DN, 0.060%, 09/22/14 (n)	241,292
500,000	DN, 0.060%, 10/03/14 (n)	499,973
500,000	DN, 0.060%, 10/06/14 (n)	499,971
400,000	DN, 0.075%, 12/15/14 (n)	399,912
250,000	DN, 0.090%, 12/01/14 (n)	249,943
1,000,000	DN, 0.090%, 01/05/15 (n)	999,685

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — continued
	Federal National Mortgage Association — continued
500,000	DN, 0.090%, 01/06/15 (n)	499,841
930,000	DN, 0.110%, 03/02/15 (n)	929,483
250,000	VAR, 0.126%, 09/05/14	250,024
445,000	VAR, 0.137%, 09/11/14 (m)	445,003
270,500	VAR, 0.146%, 09/21/14	270,595

		6,739,088

	Total U.S. Government Agency Securities (Cost $36,656,197)	36,656,197

U.S. Treasury Obligations — 3.5%
	U.S. Treasury Bill — 0.2%
100,000	0.108%, 07/23/15 (n)	99,903

	U.S. Treasury Notes — 3.3%
1,000,000	0.250%, 09/15/14 (m)	1,000,060
346,000	0.250%, 01/15/15 (m)	346,153
200,000	0.500%, 10/15/14 (m)	200,097
225,000	2.375%, 09/30/14 (m)	225,395

		1,771,705

	Total U.S. Treasury Obligations (Cost $1,871,608)	1,871,608

Repurchase Agreements — 27.1%
200,000	Bank of Nova Scotia, 0.060%, dated 08/29/14, due 09/02/14, repurchase price $200,001, collateralized by Federal Home Loan Mortgage Corporation, 3.500% - 5.000%, due 05/01/34 - 09/01/42, Federal National Mortgage Association, 3.105% - 4.500%, due 12/01/25 - 06/01/44 and U.S. Treasury Securities, 3.250%, due 05/31/16, with a value of $204,000.	200,000
400,000	Agency Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent, 0.06%, due 09/02/14, repurchase price $400,003. †	400,000
197,517	Citigroup Global Markets Holdings, Inc., 0.060%, dated 08/29/14, due 09/02/14, repurchase price $197,518, collateralized by U.S. Treasury Securities, 0.625%, due 08/31/17, with a value of $201,467.	197,517
85,838	Deutsche Bank Securities, Inc., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $85,838, collateralized by U.S. Treasury Securities, 4.500%, due 02/15/36, with a value of $87,555.	85,838

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,500,000	Deutsche Bank Securities, Inc., 0.060%, dated 08/29/14, due 09/02/14, repurchase price $1,500,010, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 18.145%, due 01/15/33 - 08/15/44, Federal National Mortgage Association, 4.210% - 23.700%, due 02/25/17 - 06/25/44 and Government National Mortgage Association, 0.000% - 6.625%, due 07/20/38 - 01/16/55, with a value of $1,545,000.	1,500,000
500,000	Deutsche Bank Securities, Inc., 0.070%, dated 08/29/14, due 09/05/14, repurchase price $500,007, collateralized by Federal Home Loan Mortgage Corporation, 6.500%, due 08/15/44 and Government National Mortgage Association, 3.000% - 4.500%, due 09/15/42 - 04/20/44, with a value of $511,133.	500,000
7,900,000	Federal Reserve Bank of New York, 0.050%, dated 08/29/14, due 09/02/14, repurchase price $7,900,044, collateralized by U.S. Treasury Securities, 2.000% - 4.500%, due 04/30/16 - 05/15/17, with a value of $7,900,044.	7,900,000
250,000	Goldman Sachs & Co., 0.060%, dated 08/29/14, due 09/02/14, repurchase price $250,002, collateralized by Federal Home Loan Mortgage Corporation, 3.500% - 4.000%, due 02/15/41 - 01/15/42 and Government National Mortgage Association, 3.000% - 4.500%, due 02/16/40 - 04/15/44, with a value of $256,595.	250,000
350,000	Goldman Sachs & Co., 0.070%, dated 08/29/14, due 09/05/14, repurchase price $350,005, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 10.000%, due 12/01/14 - 08/01/47, Federal National Mortgage Association, 0.505% - 10.500%, due 12/01/14 - 09/01/48 and Government National Mortgage Association, 4.000% - 4.500%, due 04/15/41 - 05/15/44, with a value of $357,088.	350,000
500,000	Goldman Sachs & Co., 0.070%, dated 08/29/14, due 09/08/14, repurchase price $500,010, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 8.250%, due 07/15/21 - 12/15/2053, Federal National Mortgage Association, 2.500% - 6.000%, due 08/25/32 - 05/25/44 and Government National Mortgage Association, 3.500% - 4.500%, due 05/15/26 - 04/15/41, with a value of $514,975. (i)	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — continued
18,405	HSBC Securities USA, Inc., 0.020%, dated 08/29/14, due 09/02/14, repurchase price $18,405, collateralized by U.S. Treasury Securities, 3.875%, due 08/15/40, with a value of $18,775.	18,405
300,000	Merrill Lynch PFS, Inc., 0.060%, dated 08/29/14, due 09/02/14, repurchase price $300,002, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 17.157%, due 02/15/21 - 04/15/44, Federal National Mortgage Association, 0.000% - 7.945%, due 12/25/19 - 08/25/43 and Government National Mortgage Association, 0.000% - 9.882%, due 01/16/30 - 08/20/64, with a value of $309,000.	300,000
600,000	Royal Bank of Canada, 0.090%, dated 08/29/14, due 09/03/14, repurchase price $600,008, collateralized by Federal Home Loan Mortgage Corporation, 0.502% - 9.300%, due 01/01/17 - 09/01/44, Federal National Mortgage Association, 0.000% - 10.090%, due 12/25/16 - 08/01/44 and Government National Mortgage Association, 2.125% - 10.500%, due 04/20/15 - 08/20/44, with a value of $613,958.	600,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

500,000	Royal Bank of Canada, 0.090%, dated 08/29/14, due 09/23/14, repurchase price $500,031, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 4.500%, due 08/01/26 - 07/01/44, Federal National Mortgage Association, 2.985% - 5.000%, due 03/01/26 - 08/01/44 and Government National Mortgage Association, 4.000% - 7.000%, due 03/15/31 - 08/20/44, with a value of $510,038. (i)	500,000
1,000,000	Societe Generale S.A., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $1,000,006, collateralized by U.S. Treasury Securities, 0.000% - 5.375%, due 01/08/15 - 02/15/37, with a value of $1,020,000.	1,000,000

	Total Repurchase Agreements (Cost $14,301,760)	14,301,760

	Total Investments — 100.0% (Cost $52,829,565)*	52,829,565
	Other Assets in Excess of Liabilities — 0.0% (g)	8,691

	NET ASSETS — 100.0%	$52,838,256

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 44.6%
	U.S. Treasury Bills — 7.6% (n)
200,000	0.024%, 09/04/14	200,000
250,000	0.028%, 11/28/14	249,983
212,160	0.041%, 10/02/14	212,152
500,000	0.059%, 09/11/14	499,992

		1,162,127

	U.S. Treasury Notes — 37.0%
150,000	0.099%, 09/02/14	150,005
500,000	0.250%, 09/30/14	500,075
700,000	0.250%, 10/31/14	700,224
313,000	0.250%, 01/15/15	313,186
250,000	0.250%, 07/15/15	250,204
228,756	0.375%, 11/15/14	228,900
289,000	0.375%, 03/15/15	289,454
100,000	0.500%, 10/15/14	100,054
700,000	2.125%, 11/30/14	703,550
320,000	2.375%, 09/30/14	320,588
1,000,000	2.375%, 10/31/14	1,003,733
200,000	2.375%, 02/28/15	202,201
155,000	4.000%, 02/15/15 (m)	157,759
213,000	4.125%, 05/15/15 (m)	219,066
530,000	4.250%, 11/15/14 (m)	534,505

		5,673,504

	Total U.S. Treasury Obligations (Cost $6,835,631)	6,835,631

Repurchase Agreements — 50.3%
200,000	Bank of Nova Scotia, 0.050%, dated 08/29/14, due 09/02/14, repurchase price $200,001, collateralized by U.S. Treasury Securities, 0.000% - 4.625%, due 10/09/14 - 11/30/20, with a value of $204,000.	200,000
250,000	Treasury Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent, 0.04%, due 09/02/14, repurchase price $250,001. ††	250,000
250,000	Barclays Capital, Inc., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $250,001, collateralized by U.S. Treasury Securities, 1.375%, due 06/30/18, with a value of $255,000.	250,000
500,000	Barclays Capital, Inc., 0.050%, dated 08/29/14, due 09/05/14, repurchase price $500,005, collateralized by U.S. Treasury Securities, 0.375% - 0.750%, due 06/30/15 - 02/28/18, with a value of $510,000.	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

170,000	Citibank N.A., 0.040%, dated 08/29/14, due 09/02/14, repurchase price $170,001, collateralized by U.S. Treasury Securities, 2.750% - 9.125%, due 05/15/18 - 08/15/44, with a value of $173,400.	170,000
750,000	Credit Agricole Corporate and Investment Bank, 0.050%, dated 08/29/14, due 09/02/14, repurchase price $750,004, collateralized by U.S. Treasury Securities, 0.125% - 3.375%, due 04/15/19 - 04/15/32, with a value of $765,000.	750,000
111,747	Deutsche Bank Securities, Inc., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $111,748, collateralized by U.S. Treasury Securities, 0.000%, due 05/15/40, with a value of $113,982.	111,747
200,000	Deutsche Bank Securities, Inc., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $200,001, collateralized by U.S. Treasury Securities, 0.000%, due 02/15/40, with a value of $204,000.	200,000
2,600,000	Federal Reserve Bank of New York, 0.050%, dated 08/29/14, due 09/02/14, repurchase price $2,600,014, collateralized by U.S. Treasury Securities, 2.000%, due 11/15/21, with a value of $2,600,014.	2,600,000
135,274	HSBC Securities USA, Inc., 0.020%, dated 08/29/14, due 09/02/14, repurchase price $135,274, collateralized by U.S. Treasury Securities, 0.125% - 3.875%, due 04/30/15 - 08/15/40, with a value of $137,980.	135,274
200,000	HSBC Securities USA, Inc., 0.040%, dated 08/29/14, due 09/04/14, repurchase price $200,001, collateralized by U.S. Treasury Securities, 1.500% - 2.750%, due 01/31/19 - 02/15/24, with a value of $204,005.	200,000
350,000	HSBC Securities USA, Inc., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $350,002, collateralized by U.S. Treasury Securities, 0.099% - 3.500%, due 07/31/16 - 05/15/43, with a value of $357,002.	350,000
250,000	JPMorgan Securities LLC, 0.050%, dated 08/29/14, due 09/02/14, repurchase price $250,001, collateralized by U.S. Treasury Securities, 0.625% - 5.375%, due 02/15/17 - 11/15/42, with a value of $255,003.	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — continued
250,000	Merrill Lynch PFS, Inc., 0.050%, dated 08/29/14, due 09/03/14, repurchase price $250,002, collateralized by U.S. Treasury Securities, 0.000% - 8.125%, due 11/30/17 - 02/15/38, with a value of $255,000.	250,000
2,259	Merrill Lynch PFS, Inc., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $2,259, collateralized by U.S. Treasury Securities, 1.375%, due 07/31/18, with a value of $2,304.	2,259
250,000	Societe Generale S.A., 0.050%, dated 08/29/14, due 09/05/14, repurchase price $250,002, collateralized by U.S. Treasury Securities, 0.000% - 5.250%, due 04/15/17 - 02/15/29, with a value of $255,000.	250,000
250,000	Societe Generale S.A., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $250,001, collateralized by U.S. Treasury Securities, 0.125% - 7.250%, due 02/29/16 - 11/15/43, with a value of $255,000.	250,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

400,000	Societe Generale S.A., 0.050%, dated 08/29/14, due 09/03/14, repurchase price $400,003, collateralized by U.S. Treasury Securities, 0.125% - 11.250%, due 02/15/15 - 05/15/42, with a value of $408,000.	400,000
588,284	Societe Generale S.A., 0.050%, dated 08/29/14, due 09/02/14, repurchase price $588,287, collateralized by U.S. Treasury Securities, 0.000% - 2.750%, due 01/31/16 - 11/15/42, with a value of $600,050.	588,284

	Total Repurchase Agreements (Cost $7,707,564)	7,707,564

	Total Investments — 94.9% (Cost $14,543,195)*	14,543,195
	Other Assets in Excess of Liabilities — 5.1%	787,640

	NET ASSETS — 100.0%	$15,330,835

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 78.4%
	Federal Farm Credit Bank — 33.8%
9,000	0.200%, 08/14/15	8,999
20,306	0.500%, 06/23/15 (m)	20,361
100,000	DN, 0.050%, 09/05/14 (n)	99,999
140,000	DN, 0.050%, 09/18/14 (n)	139,997
175,000	DN, 0.051%, 09/16/14 (n)	174,996
165,000	DN, 0.056%, 09/17/14 (n)	164,996
30,000	DN, 0.060%, 09/10/14 (n)	30,000
100,000	DN, 0.060%, 09/26/14 (n)	99,996
50,000	DN, 0.060%, 09/29/14 (n)	49,998
25,000	DN, 0.060%, 10/06/14 (n)	24,999
15,000	DN, 0.060%, 10/07/14 (n)	14,999
225,000	DN, 0.063%, 09/25/14 (n)	224,990
40,000	DN, 0.080%, 02/09/15 (n)	39,986
5,100	DN, 0.080%, 12/19/14 (n)	5,099
40,000	DN, 0.083%, 12/03/14 (n)	39,991
15,000	DN, 0.090%, 09/08/14 (n)	15,000
25,000	DN, 0.110%, 11/13/14 (n)	24,994
25,000	DN, 0.120%, 09/02/14 (n)	25,000
31,000	DN, 0.130%, 09/12/14 (n)	30,999
25,000	DN, 0.170%, 01/05/15 (n)	24,985
75,000	VAR, 0.101%, 09/02/14	75,000
20,000	VAR, 0.120%, 09/30/14	19,999
40,000	VAR, 0.125%, 09/30/14	39,997
45,000	VAR, 0.127%, 09/06/14	44,983
25,000	VAR, 0.146%, 09/03/14	25,002
25,000	VAR, 0.155%, 09/18/14	25,006

		1,490,371

	Federal Home Loan Bank — 44.6%
14,615	0.080%, 10/24/14	14,615
15,000	0.080%, 10/24/14	15,000
25,000	0.090%, 01/23/15	24,998
14,000	0.090%, 02/02/15	13,998
25,000	0.100%, 09/26/14	25,000
90,000	0.125%, 09/23/14	90,002
21,000	0.180%, 07/16/15	20,998
30,000	0.190%, 09/01/15	29,996
20,000	0.200%, 07/17/15	20,000
20,000	0.200%, 08/12/15	19,998
10,000	DN, 0.050%, 09/24/14 (n)	10,000
205,422	DN, 0.059%, 09/17/14 (n)	205,417
9,900	DN, 0.060%, 10/02/14 (n)	9,899
85,000	DN, 0.062%, 10/31/14 (n)	84,991
18,827	DN, 0.065%, 10/08/14 (n)	18,826
241,972	DN, 0.067%, 09/03/14 (n)	241,971

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — continued
100,000	DN, 0.069%, 09/05/14 (n)	99,999
80,800	DN, 0.071%, 09/10/14 (n)	80,799
75,000	DN, 0.075%, 11/19/14 (n)	74,988
174,000	DN, 0.077%, 10/24/14 (n)	173,980
130,000	DN, 0.078%, 10/01/14 (n)	129,992
225,000	DN, 0.078%, 10/22/14 (n)	224,975
15,357	DN, 0.080%, 11/12/14 (n)	15,354
80,000	DN, 0.085%, 11/07/14 (n)	79,987
63,000	DN, 0.100%, 01/30/15 (n)	62,974
50,000	DN, 0.100%, 02/13/15 (n)	49,977
20,000	VAR, 0.106%, 09/05/14	20,000
25,000	VAR, 0.107%, 09/11/14	25,000
14,000	VAR, 0.110%, 09/17/14	13,997
45,000	VAR, 0.111%, 09/05/14	44,990
25,000	VAR, 0.145%, 09/15/14	24,998

		1,967,719

	Total U.S. Government Agency Securities (Cost $3,458,090)	3,458,090

U.S. Treasury Obligations — 21.4%
	U.S. Treasury Bills — 8.3% (n)
75,000	0.022%, 09/11/14	74,999
131,911	0.024%, 09/04/14	131,911
110,000	0.026%, 11/28/14	109,993
50,000	0.108%, 07/23/15	49,951

		366,854

	U.S. Treasury Notes — 13.1%
140,000	0.250%, 10/31/14 (m)	140,042
50,000	0.250%, 11/30/14	50,023
35,000	0.250%, 01/15/15 (m)	35,014
28,000	0.500%, 10/15/14 (m)	28,016
25,000	2.125%, 05/31/15 (m)	25,377
200,000	2.375%, 09/30/14 (m)	200,365
100,000	2.375%, 10/31/14 (m)	100,381

		579,218

	Total U.S. Treasury Obligations (Cost $946,072)	946,072

	Total Investments — 99.8% (Cost $4,404,162)*	4,404,162
	Other Assets in Excess of Liabilities — 0.2%	9,069

	NET ASSETS — 100.0%	$4,413,231

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 99.8%
	U.S. Treasury Bills — 68.3% (n)
683,115	0.025%, 09/04/14	683,113
2,000,000	0.030%, 11/28/14	1,999,853
1,670,846	0.031%, 10/16/14	1,670,781
2,000,000	0.032%, 09/25/14 (w)	1,999,958
1,800,000	0.032%, 11/13/14	1,799,884
2,100,000	0.034%, 11/20/14	2,099,844
2,349,059	0.035%, 09/18/14	2,349,020
2,000,000	0.037%, 09/11/14	1,999,980
1,125,000	0.038%, 10/02/14	1,124,963

		15,727,396

	U.S. Treasury Notes — 31.5%
250,000	0.099%, 09/01/14	250,004
225,000	0.100%, 09/01/14	224,991
320,000	0.250%, 09/15/14	320,025
950,000	0.250%, 11/30/14	950,451
175,000	0.250%, 01/15/15	175,080
115,000	0.500%, 10/15/14	115,055
2,220,000	2.375%, 09/30/14 (m)	2,224,079
2,665,000	2.375%, 10/31/14	2,675,065
300,000	4.250%, 11/15/14 (m)	302,574

		7,237,324

	Total U.S. Treasury Obligations (Cost $22,964,720)	22,964,720

	Total Investments — 99.8% (Cost $22,964,720)*	22,964,720
	Other Assets in Excess of Liabilities — 0.2%	47,145

	NET ASSETS — 100.0%	$23,011,865

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.0%
	Alabama — 0.2%
13,000	Columbia Industrial Development Board, Alabama Power Co., Project, Series D, Rev., VRDO, 0.050%, 09/02/14	13,000
15,000	East Alabama Health Care Authority, Series B, Rev., VRDO, 0.070%, 09/08/14	15,000
9,465	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/02/14	9,465

		37,465

	Alaska — 1.5%
	Alaska Housing Finance Corp., Governmental Purpose,
42,025	Series A, Rev., VRDO, 0.040%, 09/08/14	42,025
34,120	Series B, Rev., VRDO, 0.040%, 09/08/14	34,120
12,300	Alaska Housing Finance Corp., Governmental Purpose, University of Alaska, Series A, Rev., VRDO, 0.040%, 09/08/14	12,300
	Alaska Housing Finance Corp., Home Mortgage,
30,880	Series A, Rev., VRDO, 0.060%, 09/08/14	30,880
78,380	Series B, Rev., VRDO, 0.040%, 09/08/14	78,380
	City of Valdez, Marine Terminal, Exxon Pipeline Co. Project,
18,500	Rev., VRDO, 0.020%, 09/02/14	18,500
17,790	Series A, Rev., VRDO, 0.030%, 09/02/14	17,790
12,750	Series B, Rev., VRDO, 0.030%, 09/02/14	12,750
9,950	City of Valdez, Marine Terminal, ExxonMobil Project, Rev., VRDO, 0.020%, 09/02/14	9,950
23,030	Eclipse Funding Trust, Solar Eclipse, Various States, Series 2007-0028, Rev., LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.040%, 09/02/14 (e)	23,030

		279,725

	Arizona — 1.5%
42,300	Ak-Chin Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/08/14	42,300
15,600	City of Mesa, Utility System, Series ROCS-RR-II-R-11032, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.070%, 09/08/14 (e)	15,600
	City of Phoenix IDA, Health Care Facilities, Mayo Clinic,
69,510	Series A, Rev., VRDO, 0.010%, 09/02/14	69,510
79,880	Series B, Rev., VRDO, 0.010%, 09/02/14	79,880
2,000	City of Phoenix IDA, Multi-Family Housing, Del Mar Terrace Apartments Project, Series A, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/14	2,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arizona — continued
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.080%, 09/08/14	7,160
21,700	Pima County IDA, Tucson Electric Power Co., Ivington Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.060%, 09/08/14	21,700
43,055	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/08/14	43,055

		281,205

	California — 9.5%
26,980	ABAG Finance Authority for Nonprofit Corps., Sharp HealthCare, Series D, Rev., VRDO, LOC: Citibank N.A., 0.050%, 09/08/14	26,980
	Bay Area Toll Authority, California Toll Bridge,
784	Series 2985, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.060%, 09/08/14 (e)	784
8,700	Series A-2, Rev., VRDO, LOC: MUFG Union Bank N.A., 0.030%, 09/08/14	8,700
665	California Educational Facilities Authority, Series 3144, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.050%, 09/02/14 (e)	665
2,400	California Health Facilities Financing Authority, Adventist Health System, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/08/14	2,400
13,800	California Health Facilities Financing Authority, Catholic Healthcare, Series H, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	13,800
32,500	California Health Facilities Financing Authority, City of Hope, Series C, Rev., VRDO, 0.020%, 09/08/14	32,500
6,100	California Health Facilities Financing Authority, St. Joseph Health System, Series A, Rev., VRDO, LOC: MUFG Union Bank N.A., 0.040%, 09/08/14	6,100
30,000	California Health Facilities Financing Authority, Stanford Hospital & Clinics, Series B-1, Rev., VRDO, 0.040%, 09/08/14	30,000
1,420	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.060%, 09/08/14	1,420
750	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.010%, 09/02/14	750

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	California — continued
	California Statewide Communities Development Authority,
45,000	Series 09-B-1, 0.150%, 12/01/14 (m)	45,000
35,000	Series 09-B-5, 0.150%, 02/02/15 (m)	35,000
27,000	Series 09-D, 0.140%, 02/03/15 (m)	27,000
50,000	Series J, Rev., VRDO, 0.030%, 09/08/14	50,000
4,785	California Statewide Communities Development Authority, Gas Supply, Rev., VRDO, 0.050%, 09/08/14	4,785
	California Statewide Communities Development Authority, Kaiser Permanente,
39,100	Series B, Rev., VRDO, 0.040%, 09/08/14	39,100
80,900	Series B, Rev., VRDO, 0.040%, 09/08/14	80,900
40,900	Series C-1, Rev., VRDO, 0.030%, 09/08/14	40,900
56,200	Series C-2, Rev., VRDO, 0.030%, 09/08/14	56,200
26,780	Series E, Rev., VRDO, 0.040%, 09/08/14	26,780
41,850	Series L, Rev., VRDO, 0.030%, 09/08/14	41,850
93,100	Series M, Rev., VRDO, 0.030%, 09/08/14	93,100
3,650	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.060%, 09/08/14	3,650
8,700	California Statewide Communities Development Authority, Multi-Family Housing, Kelvin Court, Series B, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	8,700
900	City of Hemet, Multi-Family Housing, Sunwest Retirement Village, Series A, Rev., VRDO, GNMA, LIQ: FHLMC, 0.050%, 09/08/14	900
1,050	City of Irvine, Improvement Bond Act of 1915, Assessment District No. 94-13, VRDO, LOC: State Street B&T Co., 0.020%, 09/02/14	1,050
1,454	City of Irvine, Improvement Bond Act of 1915, Assessment District No. 97-17, VRDO, LOC: State Street B&T Co., 0.020%, 09/02/14 (e)	1,454
35,000	City of Los Angeles, Rev., TRAN, 1.500%, 06/25/15	35,395
12,830	City of Los Angeles, Wastewater Systems, EAGLE, Series 0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.070%, 09/08/14 (e)	12,830
1,400	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, LIQ: FHLMC, 0.040%, 09/08/14	1,400
59,050	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	59,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
900	City of Vacaville, Multi-Family Housing, Sycamores Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	900
5,350	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.030%, 09/08/14	5,350
	Deutsche Bank Spears/Lifers Trust, Various States,
44,270	Series DB-287, GO, NATL-RE, LIQ: Deutsche Bank AG, 0.110%, 09/08/14 (e)	44,270
1,375	Series DB-304, GO, FGIC, LIQ: Deutsche Bank AG, 0.130%, 09/08/14 (e)	1,375
12,915	Series DB-324, GO, FGIC, LIQ: Deutsche Bank AG, 0.110%, 09/08/14 (e)	12,915
40,860	Series DB-332, GO, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	40,860
16,600	Series DB-362, GO, AMBAC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	16,600
14,750	Series DB-363, GO, AGM, LIQ: Deutsche Bank AG, 0.110%, 09/08/14 (e)	14,750
43,770	Series DB-364, Rev., VRDO, FGIC, AGM, AMBAC, NATL-RE, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	43,770
25,670	Series DB-382, GO, NATL-RE, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	25,670
12,750	Series DB-416, GO, NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	12,750
12,830	Series DB-419, GO, AGM, LIQ: Deutsche Bank AG, 0.110%, 09/08/14 (e)	12,830
19,825	Series DB-424, GO, NATL-RE, LIQ: Deutsche Bank AG, 0.110%, 09/08/14 (e)	19,825
22,540	Series DB-429, GO, NATL-RE, LIQ: Deutsche Bank AG, 0.110%, 09/08/14 (e)	22,540
15,490	Series DB-432, GO, FGIC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	15,490
20,800	Series DB-470, VRDO, AGM, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	20,800
35,065	Series DB-479, Rev., VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	35,065
14,345	Series DB-600, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	14,345
14,303	Series DB-657, GO, AGC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	14,303
50,000	Series DB-1020X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.090%, 09/08/14 (e)	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	California — continued
33,150	Series DBE-625, Rev., AMBAC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	33,150
60,700	Series DBE-646, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	60,700
35,952	Series DBE-664, Rev., LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	35,952
8,225	Series DBE-685, Rev., VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	8,225
	Deutsche Bank Spears/Lifers Trust, Various States, Tax Allocation,
39,455	Series DB-294, FGIC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	39,455
9,335	Series DB-318, AMBAC, LIQ: Deutsche Bank AG, 0.130%, 09/08/14 (e)	9,335
29,535	Eclipse Funding Trust, Solar Eclipse, Castai, Series 2007-0034, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	29,535
6,840	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	6,840
2,575	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	2,575
3,800	Irvine Ranch Water District, Improvement Districts Consolidated, Series A, GO, VRDO, LOC: U.S. Bank N.A., 0.030%, 09/02/14	3,800
	Irvine Ranch Water District, Nos. 105, 140, 240 & 250, CONS, Special Assessment,
200	VRDO, LOC: Bank of New York Mellon, 0.010%, 09/02/14	200
2,100	VRDO, LOC: Sumitomo Mitsui Banking, 0.040%, 09/02/14	2,100
	Irvine Unified School District, Community Facilities District No. 09-1,
1,100	Series A, VRDO, LOC: U.S. Bank N.A., 0.030%, 09/02/14	1,100
5,457	Series B, VRDO, LOC: Bank of America N.A., 0.040%, 09/02/14	5,457
	Los Angeles Community College District,
10,800	Series ROCS-RR-II-R-11768, GO, VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.080%, 09/08/14 (e)	10,800
11,820	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.050%, 09/08/14 (e)	11,820

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
	Los Angeles Department of Water & Power, Power System,
27,400	Series A, Subseries A-7, Rev., VRDO, 0.040%, 09/08/14	27,400
40,950	Series B, Subseries B-2, Rev., VRDO, 0.030%, 09/08/14	40,950
800	Los Angeles Department of Water & Power, Waterworks, Series ROCS RR II R-12322, Rev., AGM-CR, AMBAC, LIQ: Citibank N.A., 0.060%, 09/02/14 (e)	800
22,115	Los Angeles Multi-Family Housing, Fountain Park Phase II Project, Series B, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	22,115
	Metropolitan Water District of Southern California,
7,695	Series A-2, Rev., VRDO, 0.030%, 09/08/14	7,695
52,600	Series B-4, Rev., VRDO, 0.020%, 09/08/14	52,600
55,260	Puttable Floating Option Tax-Exempt Receipts, Series PT-4642, GO, VRDO, LIQ: Bank of America N.A., 0.050%, 09/08/14 (e)	55,260
5,000	Sacramento County Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Series SGC-47, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 0.050%, 09/08/14 (e)	5,000
18,000	San Diego Community College District, Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.070%, 09/08/14 (e)	18,000
4,775	San Francisco City & County Airports Commission, San Francisco International Airport, Second Series, Series 36C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.040%, 09/08/14	4,775
5,270	Santa Clara County Financing Authority, Multiple Facilities Projects, Series M, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/14	5,270
	State of California, Kindergarten,
17,800	Series A4, GO, VRDO, LOC: Citibank N.A., 0.010%, 09/02/14	17,800
23,200	Series A6, GO, VRDO, LOC: Citibank N.A., 0.030%, 09/08/14	23,200
3,000	Series B3, GO, VRDO, LOC: Citibank N.A., 0.020%, 09/02/14	3,000
33,000	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.050%, 09/08/14	33,000

		1,791,460

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Colorado — 2.0%
	City of Colorado Springs, Utilities System Improvement,
45,405	Series A, Rev., VRDO, 0.050%, 09/08/14	45,405
19,925	Series A, Rev., VRDO, 0.060%, 09/08/14	19,925
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.130%, 09/08/14	1,000
50,100	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Rev., VRDO, 0.060%, 09/08/14	50,100
10,300	Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	10,300
1,755	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series A-4, Class I, Rev., VRDO, 0.050%, 09/08/14	1,755
11,595	Colorado Housing & Finance Authority, Multi-Family Housing, Terrace Park Apartments Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.070%, 09/08/14	11,595
	Colorado Housing & Finance Authority, Single Family Mortgage,
15,340	Series A-2, Rev., VRDO, AMT, 0.060%, 09/08/14	15,340
27,010	Series A-2, Class I, Rev., VRDO, AMT, 0.060%, 09/08/14	27,010
30,410	Series B-2, Class I, Rev., VRDO, AMT, 0.060%, 09/08/14	30,410
50,000	Series B-2, Class I, Rev., VRDO, AMT, 0.060%, 09/08/14	50,000
3,090	Series C-2, Class I, Rev., VRDO, LIQ: FHLB, 0.040%, 09/08/14	3,090
15,010	County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Project, Rev., VRDO, LIQ: FHLMC, 0.040%, 09/08/14	15,010
45,000	State of Colorado, General Fund, Series A, Rev., TRAN, 2.000%, 06/26/15	45,689
57,660	University of Colorado Hospital Authority, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	57,660

		384,289

	Connecticut — 0.5%
39,200	Capital City EDA, Series B, Rev., VRDO, 0.060%, 09/08/14	39,200
35,000	Connecticut Housing Finance Authority, Housing Mortagage Finance Program, Series C, Subseries C-2, Rev., VRDO, AMT, 0.060%, 09/08/14	35,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Connecticut — continued
14,195	Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Series C, Subseries C-1, Rev., VRDO, 0.040%, 09/08/14	14,195
90	Connecticut Housing Finance Authority, Various Housing Mortgage Finance Program, Series B-1, Rev., VRDO, AMBAC, 0.060%, 09/08/14 (p)	90

		88,485

	Delaware — 0.7%
13,800	County of New Castle, FlightSafety International, Inc. Project, Rev., VRDO, 0.050%, 09/08/14	13,800
28,155	County of New Castle, Multi-Family Rental Housing, Fairfield English Village Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	28,155
8,525	Delaware State Health Facilities Authority, Christiana Care Health Services, Series B, Rev., VRDO, 0.050%, 09/08/14	8,525
34,740	Delaware State Health Facilities Authority, Nemours Foundation Project, Rev., VRDO, LIQ: Bank of America N.A., 0.050%, 09/08/14	34,740
18,330	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., LIQ: FHLMC, 0.630%, 09/08/14	18,330
20,265	University of Delaware, Series B, Rev., VRDO, 0.050%, 09/02/14	20,265
17,060	Wells Fargo Stage Trust, Various States, Series 61C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.050%, 09/08/14 (e)	17,060

		140,875

	District of Columbia — 1.4%
14,600	Deutsche Bank Spears/Lifers Trust, Various States, Series DBE-1006, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	14,600
12,125	District of Columbia Water & Sewer Authority, Public Utility, Series B, Subseries B-1, Rev., VRDO, 0.050%, 09/08/14	12,125
1,850	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/08/14	1,850
7,755	District of Columbia, Class A, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.060%, 09/08/14 (e)	7,755
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VRDO, LOC: Bank of New York Mellon, 0.070%, 09/08/14	7,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	District of Columbia — continued
2,883	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/08/14	2,883
125,000	District of Columbia, Tax & Revenue Anticipation Notes, GO, TRAN, 2.000%, 09/30/14	125,182
15,115	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	15,115
23,533	Federal Home Loan Mortgage Corp., Multi-Family Housing, Series M020, Class A, Rev., VRDO, LIQ: FHLMC, 0.090%, 09/08/14	23,533
	Metropolitan Washington Airports Authority,
33,820	Subseries C-2, Rev., VRDO, LOC: Barclays Bank plc, 0.050%, 09/08/14	33,820
19,200	Subseries D-2, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	19,200

		263,563

	Florida — 2.6%
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 09/08/14	11,150
	Austin Trust, Various States,
16,575	Series 2007-1025, Rev., VRDO, LIQ: Bank of America N.A., 0.070%, 09/08/14 (e)	16,575
14,900	Series 2007-1030, Rev., VRDO, LIQ: Bank of America N.A., 0.070%, 09/08/14 (e)	14,900
2,850	City of Fort Myers, Series 2077, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.050%, 09/08/14 (e)	2,850
31,915	County of Miami-Dade, Professional Sports Franchise Facilities, Series E, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	31,915
	Deutsche Bank Spears/Lifers Trust, Various States,
38,145	Series DB-451, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.130%, 09/08/14 (e)	38,145
15,755	Series DBE-1009, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	15,755
16,500	Series DE-1128X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.090%, 09/08/14 (e)	16,500
8,460	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	8,460

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — continued
19,785	Florida Gulf Coast University Financing Corp., Housing Project, Series A, Rev., VRDO, LOC: BMO Harris Bank N.A., 0.040%, 09/08/14	19,785
8,425	Florida Housing Finance Corp., Multi-Family Housing, Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.060%, 09/08/14	8,425
40,000	Gainesville Utility Systems, Series C, 0.170%, 11/06/14	40,000
	Highlands County Health Facilities Authority, Hospital, Adventist Health System/Sunbelt Obligated Group,
44,415	Series I-1, Rev., VRDO, 0.040%, 09/08/14	44,415
16,500	Series I-4, Rev., VRDO, 0.040%, 09/08/14	16,500
27,600	JEA Electric System, Series B-3, Rev., VRDO, 0.050%, 09/08/14	27,600
11,935	Miami-Dade County, Aviation, EAGLE, Class A, Rev., VRDO, BHAC-CR, AGC-ICC, XLCA, 0.080%, 09/08/14 (e)	11,935
13,375	North Broward Hospital District, Series A, Rev., VRDO, NATL-RE, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	13,375
30,900	Orange County Health Facilities Authority, The Nemours Foundation Project, Series B, Rev., VRDO, LOC: Northern Trust Co., 0.040%, 09/08/14	30,900
6,945	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	6,945
8,201	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.070%, 09/08/14	8,201
22,285	Orange County Tourist Development Tax, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.050%, 09/08/14 (e)	22,285
6,070	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	6,070
70,975	Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	70,975
	South Florida Water Management District,
415	Class A, COP, VRDO, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.070%, 09/08/14 (e)	415
675	Series ROCS RR II R-12313, COP, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.060%, 09/02/14 (e)	675

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Florida — continued
8,000	St. Johns River Power Park, Series ROCS-RR II R-14025, Rev., LIQ: Citibank N.A., 0.060%, 09/08/14 (e)	8,000

		492,751

	Georgia — 1.5%
65,000	Bartow County Development Authority, Pollution Control, Georgia Power Co. Plant Bowen Project, Rev., VRDO, 0.090%, 09/02/14	65,000
7,860	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	7,860
10,445	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	10,445
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.080%, 09/08/14	10,735
106,710	DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., Project, Rev., VRDO, 0.090%, 09/08/14	106,710
15,090	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	15,090
11,420	Eclipse Funding Trust, Solar Eclipse, Various States, Series 2007-0072, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	11,420
3,410	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/08/14	3,410
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., BHAC, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.050%, 09/08/14	5,940
400	Marietta City Housing Authority, Multi-Family Housing, Concepts 21 - Delk Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	400
21,660	Municipal Electric Authority of Georgia, Project 1, Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.040%, 09/08/14	21,660

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — continued
24,375	Private Colleges & Universities Authority, Emory University, Series B, Subseries B-2, Rev., VRDO, 0.030%, 09/08/14	24,375

		283,045

	Hawaii — 0.0%
9,215	Eclipse Funding Trust, Solar Eclipse, Honolulu, Series 2006-0123, Rev., LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14	9,215

	Idaho — 0.1%
12,100	Coeur d’Alene Tribe, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/08/14	12,100
7,765	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.050%, 09/08/14	7,765

		19,865

	Illinois — 4.2%
140,600	City of Chicago, Chicago O’Hare International Airport, Third Lien, Series C, Rev., VRDO, LOC: Citibank N.A., 0.060%, 09/08/14	140,600
61,720	City of Chicago, Midway Airport, Second Lien, Series C-2, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.070%, 09/08/14	61,720
10,380	City of Chicago, Neighborhoods Alive 21 Program, Series B, Subseries B-4, GO, VRDO, LOC: Bank of New York Mellon, 0.030%, 09/02/14	10,380
	City of Chicago, Water, Senior Lien,
18,540	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.110%, 09/08/14	18,540
9,265	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.110%, 09/08/14	9,265
4,300	City of Galesburg, Knox College Project, Rev., VRDO, LOC: PNC Bank N.A., 0.050%, 09/08/14	4,300
10,700	County of Cook, Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	10,700
1,340	County of Lake, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.160%, 09/08/14	1,340
9,905	County of Will, Village of Romeoville, Lewis University, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.030%, 09/02/14	9,905

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Illinois — continued
	Deutsche Bank Spears/Lifers Trust, Various States,
27,015	Series DB-288, Rev., NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	27,015
11,435	Series DB-307, Rev., NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	11,435
25,060	Series DB-365, GO, AGM, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	25,060
10,745	Series DB-368, Rev., AMBAC, LIQ: Deutsche Bank AG, 0.100%, 09/08/14 (e)	10,745
18,310	Series DB-393, Rev., NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	18,310
10,235	Series DB-410, GO, FGIC, LIQ: Deutsche Bank AG, 0.080%, 09/08/14 (e)	10,235
60,560	Series DB-476, Rev., NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	60,560
50,560	Series DB-601, Rev., VRDO, LIQ: Deutsche Bank AG, 0.080%, 09/08/14 (e)	50,560
27,961	Series DB-623, Rev., NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	27,961
23,293	Series DBE-653, GO, NATL-RE-IBC, FGIC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	23,293
10,000	Illinois Development Finance Authority, Residential Rental, F.C. Harris Pavilion Project, Rev., VRDO, FNMA, LIQ: FHLMC, 0.080%, 09/08/14	10,000
3,000	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/08/14	3,000
40,400	Illinois Finance Authority, Chicago Symphony Orchestra, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/08/14	40,400
21,400	Illinois Finance Authority, Edward Hospital Obligated Group, Series A, Rev., VRDO, LOC: BMO Harris Bank N.A., 0.040%, 09/08/14	21,400
1,200	Illinois Finance Authority, Evanston Northwestern University, Series C, Rev., VRDO, 0.020%, 09/02/14	1,200
	Illinois Finance Authority, University of Chicago,
38,743	Rev., VRDO, 0.040%, 09/08/14	38,743
23,853	Series B, Rev., VRDO, 0.060%, 09/08/14	23,853

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — continued
	Illinois Finance Authority, University of Chicago Medical Center,
11,450	Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/02/14	11,450
1,340	Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/02/14	1,340
7,500	Illinois Housing Development Authority, Homeowner Mortgage, Series C-3, Rev., VRDO, AMT, 0.050%, 09/08/14	7,500
	Illinois State Toll Highway Authority, Toll Highway,
30,000	Series A-1B, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.050%, 09/08/14	30,000
51,400	Series A-2A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.050%, 09/08/14	51,400
21,200	Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services, LP Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.060%, 09/08/14	21,200
8,205	Regional Transportation Authority, Series SGC-55, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 0.060%, 09/08/14 (e)	8,205
3,615	Will County, Exempt Facilities, ExxonMobil Project, Rev., VRDO, 0.040%, 09/02/14	3,615

		805,230

	Indiana — 2.2%
31,020	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-355, Rev., AMBAC, LIQ: Deutsche Bank AG, 0.110%, 09/08/14 (e)	31,020
9,300	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	9,300
25,425	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	25,425
12,730	Indiana Finance Authority, Environmental, Duke Energy Indiana, Inc. Project, Series A-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.020%, 09/02/14	12,730
36,000	Indiana Finance Authority, Midwestern Disaster Relief, Ohio Electric Corp. Project, Series B, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.070%, 09/08/14	36,000
	Indiana Finance Authority, Parkview Health System,
69,335	Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.050%, 09/08/14	69,335

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Indiana — continued
88,040	Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	88,040
30,425	Indiana Finance Authority, University Health, Series E, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/14	30,425
	Indiana Health Facility Financing Authority, Ascension Health,
37,600	Series A-2, Rev., VRDO, 0.040%, 09/08/14	37,600
54,780	Series E-6, Rev., VRDO, 0.040%, 09/08/14	54,780
10,005	Puttable Floating Option Tax-Exempt Receipts, Series PT-3986, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.050%, 09/08/14	10,005
19,610	St. Joseph County Industrial Educational Facilities, University of Notre Dame du Lac Project, Rev., VRDO, 0.020%, 09/08/14	19,610

		424,270

	Iowa — 0.4%
31,540	City of Hills, Health Facilities, Mercy Hospital Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/02/14	31,540
18,150	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14	18,150
9,075	Iowa Finance Authority, Single Family Mortgage, Series C, Rev., VRDO, AMT, GNMA/FNMA, 0.090%, 09/08/14	9,075
11,500	Iowa Higher Education Loan Authority, St. Ambrose University Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/02/14	11,500

		70,265

	Kansas — 0.6%
14,000	Kansas Development Finance Authority, KU Health System, Series J, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/02/14	14,000
	Kansas State Department of Transportation, Highway,
31,335	Series B-3, Rev., VRDO, 0.030%, 09/08/14 (p)	31,335
30,315	Series C-2, Rev., VRDO, 0.040%, 09/08/14	30,315
19,720	Olathe Health Facilities, Olathe Medical Center, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/02/14	19,720
17,690	University of Kansas Hospital Authority, KU Health System, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/02/14	17,690

		113,060

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kentucky — 1.0%
5,350	City of Jeffersontown, Kentucky League of Cities Funding Trust Lease Program, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	5,350
69,955	Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group, Series B-3, Rev., VRDO, LOC: Branch Banking & Trust Co., 0.030%, 09/08/14	69,955
21,000	Kentucky Housing Corp., Series M, Rev., VRDO, AMT, FNMA, 0.060%, 09/08/14	21,000
8,000	Louisville & Jefferson County, Metropolitan Government Norton Healthcare, Inc., Rev., VRDO, LOC: PNC Bank N.A., 0.050%, 09/08/14	8,000
45,000	Louisville & Jefferson County, Metropolitan Sewer & Drain District, Rev., BAN, 2.000%, 11/26/14	45,171
42,600	Louisville Regional Airport Authority, Special Facilities, BT-OH LLC Project, Series A, Rev., VRDO, 0.040%, 09/02/14	42,600

		192,076

	Louisiana — 0.5%
	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project,
14,500	Rev., VRDO, 0.020%, 09/02/14	14,500
18,150	Series A, Rev., VRDO, 0.020%, 09/02/14	18,150
17,550	Series B, Rev., VRDO, 0.020%, 09/02/14	17,550
1,735	East Baton Rouge Parish, PCR, Exxon Project, Rev., VRDO, 0.020%, 09/02/14	1,735
19,760	Parish of St. John the Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.050%, 09/08/14 (e)	19,760
	State of Louisiana, Gas & Fuels Tax,
10,000	Series ROCS-RR-II-R-11769, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.050%, 09/08/14 (e)	10,000
7,240	Series ROCS-RR-II-R-11899, Rev., VRDO, LIQ: Citibank N.A., 0.050%, 09/08/14 (e)	7,240

		88,935

	Maryland — 1.9%
	County of Montgomery,
33,000	Series 10-A, 0.080%, 10/01/14	33,000
55,000	Series 10-A, 0.080%, 10/01/14 (m)	55,000
36,605	Series 10-B, 0.090%, 10/08/14 (m)	36,605

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Maryland — continued
3,335	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	3,335
15,200	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, MonteVerde Apartments, Series E, Rev., VRDO, FHLMC, 0.040%, 09/08/14	15,200
6,400	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	6,400
11,700	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Walker Mews Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.070%, 09/08/14	11,700
	Maryland Community Development Administration, Department of Housing & Community Development, Residential,
42,990	Series D, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.060%, 09/08/14	42,990
1,000	Series I, Rev., VRDO, AMT, 0.070%, 09/08/14	1,000
58,800	Series J, Rev., VRDO, AMT, 0.050%, 09/08/14	58,800
37,960	Maryland Economic Development Corp., Multi-Modal, Howard Hughes Medical Institute Project, Series B, Rev., VRDO, 0.040%, 09/08/14	37,960
	Maryland Health & Higher Educational Facilities Authority,
27,265	Series B, 0.080%, 10/01/14 (m)	27,265
8,845	Series B, 0.080%, 10/01/14	8,845
4,839	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.070%, 09/08/14	4,839
6,750	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/02/14	6,750
17,195	Maryland Stadium Authority, Sports Facilities, Football Stadium Issue, Rev., VRDO, 0.040%, 09/08/14	17,195

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Maryland — continued
2,000	Montgomery County Housing Opportunities Commission, Oakfield Apartments, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.070%, 09/08/14	2,000

		368,884

	Massachusetts — 2.2%
	Commonwealth of Massachusetts, Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000,
31,775	Series A, GO, VRDO, 0.030%, 09/02/14	31,775
39,350	Series B, GO, VRDO, 0.030%, 09/02/14	39,350
13,785	Eclipse Funding Trust, Solar Eclipse, Massachusetts, Series 2007-0010, Rev., LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	13,785
2,800	Massachusetts Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.140%, 09/08/14	2,800
10,600	Massachusetts Health & Educational Facilities Authority, Series ROCS-RR-II-R-10390, Rev., 0.050%, 09/02/14 (e)	10,600
	Massachusetts Health & Educational Facilities Authority, Amherst College,
24,200	Series J-1, Rev., VRDO, 0.040%, 09/08/14	24,200
7,300	Series J-2, Rev., VRDO, 0.020%, 09/02/14	7,300
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
26,875	Series M-2, Rev., VRDO, LOC: Bank of America N.A., 0.070%, 09/08/14	26,875
3,800	Series M-4A, Rev., VRDO, LOC: Bank of America N.A., 0.070%, 09/08/14	3,800
75,450	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts Issue, Series A-1, Rev., VRDO, 0.040%, 09/02/14	75,450
68,230	Massachusetts Health & Educational Facilities Authority, Tufts University Issue, Series N-1, Rev., VRDO, 0.030%, 09/02/14	68,230
	Massachusetts School Building Authority, Subordinated Dedicated Sales Tax,
35,000	Series A, Rev., BAN, 1.500%, 07/16/15	35,419
50,000	Series A, Rev., BAN, 5.000%, 07/16/15	52,127
22,000	Massachusetts Water Resources Authority, Series A-3, Rev., VRDO, 0.050%, 09/08/14	22,000

		413,711

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Michigan — 1.7%
63,865	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-515, Rev., VRDO, LIQ: Deutsche Bank AG, 0.080%, 09/08/14 (e)	63,865
15,850	Michigan Finance Authority, Hospital, CHE Trinity Health Credit Group, Series MI-1, Rev., VRDO, 0.090%, 09/02/14	15,850
17,099	Michigan Finance Authority, Student Loans, Series 22-A, Rev., VRDO, LOC: State Street B&T Co., 0.070%, 09/08/14	17,099
	Michigan State Housing Development Authority, Rental Housing,
40,320	Series A, Rev., VRDO, AMT, 0.050%, 09/08/14	40,320
40,390	Series A, Rev., VRDO, AMT, 0.080%, 09/08/14	40,390
	Michigan State Housing Development Authority, Single-Family Mortgage,
6,255	Series C, Rev., VRDO, 0.060%, 09/08/14	6,255
12,700	Series D-1, Rev., VRDO, AMT, 0.050%, 09/08/14	12,700
93,500	Series E, Rev., VRDO, AMT, 0.060%, 09/08/14	93,500
23,575	University of Michigan, Series B, Rev., VRDO, 0.030%, 09/08/14	23,575

		313,554

	Minnesota — 2.1%
75,000	City of Rochester, Health Care Facilities, 0.070%, 09/02/14 (m)	75,000
29,400	County of Hennepin, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.050%, 09/08/14	29,400
13,665	Eclipse Funding Trust, Solar Eclipse, Honolulu, Series 2006-0096, Rev., LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	13,665
10,000	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	10,000
37,990	Minneapolis & St Paul Housing & Redevelopment Authority, Health Care System, Allina Health System, Series C-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	37,990
	Minnesota Housing Finance Agency, Residential Housing,
9,200	Series B, Rev., VRDO, AMT, 0.070%, 09/08/14	9,200

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Minnesota — continued
4,100	Series C, Rev., VRDO, AMT, 0.070%, 09/08/14	4,100
20,000	Series C, Rev., VRDO, AMT, 0.070%, 09/08/14	20,000
16,145	Series G, Rev., VRDO, AMT, 0.070%, 09/08/14	16,145
12,125	Series J, Rev., VRDO, AMT, 0.070%, 09/08/14	12,125
34,220	Series M, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.050%, 09/08/14	34,220
21,350	Minnesota Housing Finance Agency, Residential Housing Finance, Series C, Rev., VRDO, AMT, 0.050%, 09/08/14	21,350
	Minnesota Office of Higher Education, Supplemental Student Loan Program,
35,000	Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.060%, 09/08/14	35,000
72,800	Series B, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.060%, 09/08/14	72,800

		390,995

	Mississippi — 2.6%
19,890	County of Jackson, Pollution Control, Chevron U.S.A. Inc. Project, Rev., VRDO, 0.020%, 09/02/14	19,890
	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron U.S.A., Inc. Project,
72,900	Series A, Rev., VRDO, 0.020%, 09/02/14	72,900
30,400	Series A, Rev., VRDO, 0.050%, 09/08/14	30,400
18,400	Series B, Rev., VRDO, 0.040%, 09/02/14	18,400
2,165	Series C, Rev., VRDO, 0.020%, 09/02/14	2,165
16,400	Series C, Rev., VRDO, 0.020%, 09/02/14	16,400
14,820	Series C, Rev., VRDO, 0.020%, 09/02/14	14,820
9,000	Series D, Rev., VRDO, 0.020%, 09/02/14	9,000
40,000	Series D, Rev., VRDO, 0.040%, 09/08/14	40,000
30,000	Series E, Rev., VRDO, 0.040%, 09/08/14	30,000
36,655	Series F, Rev., VRDO, 0.020%, 09/02/14	36,655
16,690	Series F, Rev., VRDO, 0.040%, 09/02/14	16,690
8,050	Series F, Rev., VRDO, 0.040%, 09/08/14	8,050
15,255	Series G, Rev., VRDO, 0.020%, 09/02/14	15,255
21,280	Series G, Rev., VRDO, 0.020%, 09/02/14	21,280
29,650	Series G, Rev., VRDO, 0.040%, 09/02/14	29,650
47,350	Series H, Rev., VRDO, 0.040%, 09/02/14	47,350
37,735	Series I, Rev., VRDO, 0.020%, 09/02/14	37,735
6,350	Series J, Rev., VRDO, 0.020%, 09/02/14	6,350

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Mississippi — continued
12,220	Mississippi Hospital Equipment & Facilities Authority, Rev., VRDO, 0.040%, 09/08/14	12,220

		485,210

	Missouri — 1.3%
59,075	City of Kansas, Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.060%, 09/08/14	59,075
1,175	Kansas City IDA, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/08/14	1,175
	Missouri Development Finance Board,
32,768	Series 05-A, 0.080%, 09/25/14	32,768
23,618	Series 06-A, 0.080%, 09/25/14	23,618
27,600	Series 08-A, 0.080%, 09/25/14	27,600
33,005	Missouri Development Finance Board, Cultural Facilities, Kauffman Center for the Performing Arts Project, Series A, Rev., VRDO, 0.050%, 09/02/14	33,005
25,000	Missouri State Health & Educational Facilities Authority, Series D, 0.090%, 10/03/14 (m)	25,000
20,000	Missouri State Health & Educational Facilities Authority, Health Facilities, SSM Health Care, Series G, Rev., VRDO, 0.040%, 09/08/14	20,000
3,300	Missouri State Health & Educational Facilities Authority, St. Louis University, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/02/14	3,300
13,495	Missouri State Health & Educational Facilities Authority, State Louis University, Series B-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/02/14	13,495
9,900	Missouri State Health & Educational Facilities Authority, Washington University, Series C, Rev., VRDO, 0.020%, 09/02/14	9,900

		248,936

	Nebraska — 0.4%
24,345	County of Lancaster, Hospital Authority, No. 1, BryanLGH Medical Center, Series B-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/02/14	24,345
23,025	Eclipse Funding Trust, Solar Eclipse, Lincoln, Series 2007-0043, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	23,025
18,585	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	18,585

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nebraska — continued
17,995	Nebraska Public Power District, EAGLE, Series 2007-0013, Class A, Rev., VRDO, BHAC, AGM-CR, FGIC, LIQ: Citibank N.A., 0.060%, 09/08/14	17,995

		83,950

	Nevada — 1.4%
30,375	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: MUFG Union Bank N.A., 0.050%, 09/08/14	30,375
30,380	Clark County School District, Series PZ-174, GO, VRDO, AMBAC, 0.070%, 09/08/14 (e)	30,380
12,720	Eclipse Funding Trust, Solar Eclipse, Henderson, Series 2006-0094, GO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	12,720
134,000	Las Vegas Valley Water District, 0.080%, 10/01/14 (m)	134,000
	Nevada Housing Division, Multi-Unit Housing,
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	8,750
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.200%, 09/08/14	10,900
2,950	Series M, Rev., LOC: U.S. Bank N.A., 0.080%, 09/08/14	2,950
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	3,430
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	12,710

		264,065

	New Hampshire — 0.3%
33,200	New Hampshire Health & Education Facilities Authority, Dartmouth College, Series B, Rev., VRDO, 0.030%, 09/02/14	33,200
12,145	New Hampshire Housing Finance Authority, Multi-Family Housing, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 09/08/14 (e)	12,145
11,310	New Hampshire State Business Finance Authority, Mark H. Wentworth Home Issue, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	11,310

		56,655

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New Jersey — 1.6%
	Deutsche Bank Spears/Lifers Trust, Various States,
37,175	Series DB-297, Rev., NATL-RE, FGIC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	37,175
37,285	Series DB-339, Rev., AGM, AMBAC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	37,285
18,310	Series DBE-1151, Rev., VRDO, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	18,310
59,995	Series DBE-1329, Rev., VRDO, LIQ: Deutsche Bank AG, 0.250%, 09/08/14 (e)	59,995
36,000	New Jersey Housing & Mortgage Finance Agency, Multi-Family Housing, Series 5, Rev., VRDO, AMT, LOC: Citibank N.A., 0.080%, 09/08/14	36,000
	New Jersey Housing & Mortgage Finance Agency, Single Family Housing,
17,650	Series I, Rev., VRDO, AMT, 0.050%, 09/08/14	17,650
17,200	Series R, Rev., VRDO, 0.050%, 09/08/14	17,200
58,925	Series Y, Rev., VRDO, AMT, 0.050%, 09/08/14	58,925
19,940	Wells Fargo Stage Trust, Various States, Series 2009-10C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.050%, 09/08/14 (e)	19,940

		302,480

	New Mexico — 0.1%
18,175	Eclipse Funding Trust, Solar Eclipse, Various States, Series 2006-0114, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	18,175

	New York — 25.1%
	Austin Trust, Various States,
15,980	Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.120%, 09/08/14 (e)	15,980
11,250	Series 2008-1199, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.070%, 09/08/14 (e)	11,250
8,460	Series 2008-3025X, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.100%, 09/08/14 (e)	8,460
9,335	Series 2008-3315, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.100%, 09/08/14 (e)	9,335

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
15,745	BB&T Municipal Trust, Various States, Rev., VRDO, LIQ: Branch Banking & Trust Co., LOC: Branch Banking & Trust Co., 0.050%, 09/08/14	15,745
	City of New York,
104,955	Series J, GO, 2.000%, 08/01/15	106,756
39,800	Subseries G-4, GO, VRDO, LIQ: Barclays Bank plc, 0.040%, 09/08/14	39,800
8,750	City of New York, Fiscal Year 1994, Series A, Subseries A-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.050%, 09/08/14	8,750
	City of New York, Fiscal Year 1995,
30,200	Series B, Subseries B-4, GO, VRDO, 0.080%, 09/08/14	30,200
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.050%, 09/08/14	11,500
	City of New York, Fiscal Year 2004,
17,850	Series A, Subseries A-3, GO, VRDO, LOC: Morgan Stanley Bank, 0.050%, 09/08/14	17,850
11,000	Series A, Subseries A-4, GO, VRDO, LOC: Bank of Montreal, 0.050%, 09/08/14	11,000
	City of New York, Fiscal Year 2006,
22,770	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	22,770
21,700	Series F, Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.050%, 09/08/14	21,700
30,000	Series F, Subseries F-4B, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.040%, 09/08/14	30,000
	City of New York, Fiscal Year 2008,
62,040	Series J, Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/02/14	62,040
46,105	Series L, Subseries L-3, GO, VRDO, 0.050%, 09/02/14	46,105
2,300	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.040%, 09/02/14	2,300
	City of New York, Fiscal Year 2012,
3,200	Series A, Subseries A-5, GO, VRDO, LOC: Royal Bank of Canada, 0.030%, 09/02/14	3,200
112,600	Series G, Subseries G-3, GO, VRDO, LOC: Citibank N.A., 0.040%, 09/08/14	112,600
48,250	Series G, Subseries G-4, GO, VRDO, LOC: PNC Bank N.A., 0.030%, 09/02/14	48,250

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
41,100	Series G, Subseries G-5, GO, VRDO, 0.020%, 09/02/14	41,100
3,550	Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.040%, 09/02/14	3,550
	City of New York, Fiscal Year 2013,
42,050	Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Corporate Bank, 0.020%, 09/02/14	42,050
12,750	Series A, Subseries A-4, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.040%, 09/08/14	12,750
29,350	City of New York, Fiscal Year 2014, Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank N.A., 0.030%, 09/02/14	29,350
70,979	County of Broome, GO, BAN, 1.500%, 05/07/15	71,526
	Deutsche Bank Spears/Lifers Trust, Various States,
11,850	Series DB-247, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.100%, 09/08/14 (e)	11,850
5,930	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.100%, 09/08/14 (e)	5,930
22,610	Series DB-315, GO, FGIC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	22,610
103,005	Series DB-447, Rev., AGM, AMBAC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	103,005
16,684	Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.150%, 09/08/14 (e)	16,684
31,985	Series DB-471, COP, VRDO, AGM, LIQ: Deutsche Bank AG, 0.070%, 09/08/14 (e)	31,985
45,725	Series DB-474, GO, NATL-RE, LIQ: Deutsche Bank AG, 0.080%, 09/08/14 (e)	45,725
28,345	Series DB-496, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.070%, 09/08/14 (e)	28,345
30,500	Series DB-513, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 0.080%, 09/08/14 (e)	30,500
46,160	Series DB-624, Rev., AGM, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	46,160
31,720	Series DB-1033X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	31,720

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
46,760	Series DB-1202, Rev., VRDO, LIQ: Deutsche Bank AG, 0.080%, 09/08/14 (e)	46,760
27,580	Series DBE-526, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	27,580
19,505	Series DBE-1001, Rev., VRDO, GNMA COLL, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	19,505
26,005	Series DBE-1004, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	26,005
71,210	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	71,210
18,560	Series DBE-1012, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	18,560
13,210	Series DBE-1018, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	13,210
16,250	Series DBE-1138X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	16,250
34,375	Series DBE-1455, GO, NATL-RE, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	34,375
25,335	Eagle Tax-Exempt Trust, Series 2008-0055F, Class A, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.100%, 09/08/14 (e)	25,335
	Eclipse Funding Trust, Solar Eclipse,
14,900	Series 2006-0045, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	14,900
20,455	Series 2006-0159, Rev., LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	20,455
20,530	Series 2007-0051, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	20,530
19,330	Series 2007-0059, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.040%, 09/02/14 (e)	19,330
17,710	Series 2007-0112, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14	17,710
13,410	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	13,410

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
9,560	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	9,560
10,540	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	10,540
30,515	Eclipse Funding Trust, Solar Eclipse, Massachusetts, Series 2007-0032, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	30,515
10,415	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	10,415
30,345	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	30,345
19,970	Eclipse Funding Trust, Solar Eclipse, Truckee Meadows, Series 2007-0015, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	19,970
	Eclipse Funding Trust, Solar Eclipse, Various States,
8,145	Series 2006-0043, Rev., LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	8,145
11,715	Series 2007-0062, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	11,715
15,360	Federal Home Loan Mortgage Corp., Multi-Family Housing, Series M024, Class A, Rev., VRDO, LIQ: FHLMC, 0.080%, 09/08/14	15,360
138,500	Metropolitan Transportation Authority, Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.070%, 09/08/14	138,500
45,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Subseries A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.030%, 09/02/14	45,000
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.060%, 09/08/14	19,800
19,050	Series 2006-0103, Class A, Rev., VRDO, BHAC, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.060%, 09/08/14	19,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
22,500	Metropolitan Transportation Authority, Transportation, Series 2012E, Subseries 2005-E-3, Rev., VRDO, LOC: PNC Bank N.A., 0.030%, 09/02/14	22,500
16,400	Nassau County Health Care Corp., Subseries B-2, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	16,400
79,160	Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Rev., VRDO, 0.050%, 09/08/14	79,160
	New York City,
6,950	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.050%, 09/02/14	6,950
100	Subseries H-1, GO, VRDO, LOC: Bank of New York Mellon, 0.040%, 09/02/14	100
1,325	Subseries H-4, GO, VRDO, LOC: Bank of New York Mellon, 0.040%, 09/02/14	1,325
8,750	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	8,750
	New York City Housing Development Corp., Multi-Family Housing,
8,410	Series B-4, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.030%, 09/08/14	8,410
15,840	Series C-2, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.050%, 09/08/14	15,840
9,520	Series E-3, Rev., VRDO, 0.050%, 09/08/14	9,520
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	4,760
2,800	New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street, Series A, Rev., VRDO, LIQ: FHLMC, 0.040%, 09/08/14	2,800
7,255	New York City Housing Development Corp., Multi-Family Mortgage, 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	7,255
59,710	New York City Housing Development Corp., Multi-Family Mortgage, 50th Avenue Development, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	59,710
13,600	New York City Housing Development Corp., Multi-Family Mortgage, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	13,600

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
8,310	New York City Housing Development Corp., Multi-Family Mortgage, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.060%, 09/08/14	8,310
44,900	New York City Housing Development Corp., Multi-Family Rental Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	44,900
12,300	New York City Housing Development Corp., Multi-Family Rental Housing, Atlantic Court Apartments, Series A, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/14	12,300
41,935	New York City Housing Development Corp., Multi-Family Rental Housing, Related-Sierra Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	41,935
27,800	New York City Housing Development Corp., Multi-Family Rental Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	27,800
2,930	New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	2,930
25,000	New York City Municipal Water Finance Authority, Series 8, 0.100%, 11/06/14	25,000
58,800	New York City Municipal Water Finance Authority, Water & Sewer System, Subseries B-3, Rev., VRDO, 0.050%, 09/02/14	58,800
42,735	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2001, Series F, Subseries F-1, Rev., VRDO, 0.050%, 09/02/14	42,735
	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2012,
25,485	Series A, Subseries A-2, Rev., VRDO, 0.020%, 09/02/14	25,485
25,405	Series B, Subseries B-1, Rev., VRDO, 0.040%, 09/02/14	25,405
5,850	Series B, Subseries B-4, Rev., VRDO, 0.040%, 09/02/14	5,850
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2006,
45,050	Series AA, Subseries AA-2, Rev., VRDO, 0.050%, 09/08/14	45,050
11,700	Subseries AA-1A, Rev., VRDO, 0.030%, 09/02/14	11,700
5,900	Subseries AA-1B, Rev., VRDO, 0.030%, 09/02/14	5,900

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2007,
46,300	Series CC, Subseries CC-1, Rev., VRDO, 0.040%, 09/02/14	46,300
27,185	Series CC, Subseries CC-2, Rev., VRDO, 0.040%, 09/02/14	27,185
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2008,
10,990	Series BB, Subseries BB-2, Rev., VRDO, 0.050%, 09/02/14	10,990
86,850	Series BB, Subseries BB-3, Rev., VRDO, 0.040%, 09/08/14	86,850
28,600	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2009, Series BB, Subseries BB-1, Rev., VRDO, 0.040%, 09/02/14	28,600
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2011,
18,110	Series DD, Subseries DD-1, Rev., VRDO, 0.040%, 09/02/14	18,110
14,500	Series DD, Subseries DD-3A, Rev., VRDO, 0.040%, 09/02/14	14,500
45,850	Series FF, Subseries FF-1, Rev., VRDO, 0.050%, 09/02/14	45,850
46,500	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2014, Series AA, Subseries AA-3, Rev., VRDO, 0.040%, 09/02/14	46,500
50,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series BB, Subseries BB-2, Rev., VRDO, 0.040%, 09/02/14	50,000
12,760	New York City Transitional Finance Authority, Series ROCS-RR-II-R-12054, Class R, Rev., AGM-CR, FGIC, LIQ: Citibank N.A., 0.070%, 09/08/14	12,760
	New York City Transitional Finance Authority, EAGLE,
48,260	Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.070%, 09/08/14	48,260
36,060	Series 2007-0014, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.060%, 09/08/14	36,060

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
51,900	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 1999, Series A, Subseries A-1, Rev., VRDO, 0.040%, 09/08/14	51,900
50,200	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001, Series C, Rev., VRDO, 0.030%, 09/02/14	50,200
38,445	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003, Subseries A-4, Rev., VRDO, 0.040%, 09/02/14	38,445
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013,
34,350	Series A, Subseries A-5, Rev., VRDO, 0.040%, 09/02/14	34,350
27,850	Series A, Subseries A-6, Rev., VRDO, 0.040%, 09/02/14	27,850
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014,
51,510	Subseries B-3, Rev., VRDO, 0.050%, 09/02/14	51,510
79,600	Subseries D-4, Rev., VRDO, 0.030%, 09/02/14	79,600
20,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015, Subseries A-4, Rev., VRDO, 0.030%, 09/02/14	20,000
	New York City Transitional Finance Authority, New York City Recovery,
2,360	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.050%, 09/08/14	2,360
14,865	Series 2, Subseries 2F, Rev., VRDO, LIQ: Bayerische Landesbank, 0.050%, 09/02/14	14,865
19,285	Series 3, Subseries 3-E, Rev., VRDO, 0.050%, 09/02/14	19,285
750	Series 3, Subseries 3-H, Rev., VRDO, 0.030%, 09/02/14	750
3,160	New York Liberty Development Corp., Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ: Citibank N.A., 0.110%, 09/08/14 (e)	3,160
	New York State Dormitory Authority,
7,400	Series ROCS-RR II R-14018, Rev., LIQ: Citibank N.A., 0.060%, 09/08/14 (e)	7,400
6,400	Series ROCS-RR-II-R-12121, Rev., LIQ: Citibank N.A., 0.060%, 09/08/14	6,400

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
	New York State Dormitory Authority, City University System, CONS Fifth General Resolution,
49,900	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	49,900
45,600	Series D, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	45,600
7,175	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 0.040%, 09/08/14	7,175
69,525	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.070%, 09/08/14	69,525
500	New York State Dormitory Authority, EAGLE, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.060%, 09/08/14 (e)	500
15,795	New York State Dormitory Authority, Rochester University, Series B-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	15,795
100,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	100,490
22,600	New York State Energy Research & Development Authority, Subseries A-4, Rev., VRDO, LOC: Bank of Nova Scotia, 0.040%, 09/08/14	22,600
	New York State Energy Research & Development Authority, Consolidated Edison Co., Inc. Project,
19,920	Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.040%, 09/08/14	19,920
10,000	Series C, Subseries C-2, Rev., VRDO, AMT, LOC: Mizuho Corporate Bank, 0.050%, 09/08/14	10,000
	New York State Housing Finance Agency,
38,800	Series A, Rev., VRDO, LIQ: FHLMC, LOC: FHLMC, 0.030%, 09/08/14	38,800
50	Series A, Rev., VRDO, LIQ: FHLMC, LOC: FHLMC, 0.030%, 09/08/14	50
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	1,800
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	2,755
8,000	New York State Housing Finance Agency, 101 West End Avenue, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	8,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
54,155	New York State Housing Finance Agency, 111 Nassau Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.050%, 09/02/14	54,155
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	4,100
24,100	New York State Housing Finance Agency, 160 West 62nd Street, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	24,100
51,100	New York State Housing Finance Agency, 188 Ludlow Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/08/14	51,100
10,000	New York State Housing Finance Agency, 205 East 92nd Street, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	10,000
4,200	New York State Housing Finance Agency, 240 East 39th Street, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.050%, 09/08/14	4,200
42,700	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.070%, 09/08/14	42,700
7,200	New York State Housing Finance Agency, 345 East 94th Street, Series A, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/14	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	3,200
29,395	New York State Housing Finance Agency, 42nd and 10th Housing, Series A, Rev., VRDO, AMT, LIQ: FHLMC, 0.040%, 09/08/14	29,395
50,000	New York State Housing Finance Agency, 88 Leonard Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/08/14	50,000
9,550	New York State Housing Finance Agency, Chelsea Arms, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	9,550
3,900	New York State Housing Finance Agency, Clinton Park Phase II, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	3,900
7,400	New York State Housing Finance Agency, East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	7,400

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
35,900	New York State Housing Finance Agency, Gotham West Housing, Series A-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.030%, 09/08/14	35,900
18,250	New York State Housing Finance Agency, Helena, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	18,250
28,550	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/08/14	28,550
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.030%, 09/08/14	7,050
27,000	New York State Housing Finance Agency, Related 205 East 92nd Street Housing, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/14	27,000
16,550	New York State Housing Finance Agency, Riverside Center 2 Housing, Series A-3, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/14	16,550
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.060%, 09/08/14	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.040%, 09/08/14	11,300
50,065	New York State Housing Finance Agency, Tribeca Green, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.060%, 09/08/14	50,065
4,850	New York State Housing Finance Agency, Union Square South, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	4,850
10,000	New York State Housing Finance Agency, Victory, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.040%, 09/08/14	10,000
2,100	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	2,100
23,850	New York State Housing Finance Agency, West 30th Street, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	23,850
51,400	New York State Housing Finance Agency, West 30th Street Housing, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	51,400
7,700	New York State Housing Finance Agency, West 33rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	7,700

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	100
3,400	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	3,400
51,230	Onondaga County Trust Cultural Resources, Syracuse University Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.030%, 09/08/14	51,230
	Puttable Floating Option Tax-Exempt Receipts,
6,250	Series PT-4647, Rev., VRDO, LIQ: Bank of America N.A., 0.080%, 09/08/14 (e)	6,250
12,665	Series PT-4648, Rev., VRDO, LIQ: Bank of America N.A., 0.050%, 09/08/14 (e)	12,665
7,685	Series PT-4680, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.110%, 09/08/14 (e)	7,685
13,635	Series PT-4681, Rev., VRDO, LIQ: Bank of America N.A., 0.050%, 09/08/14 (e)	13,635
5,580	Series PT-4700, Rev., VRDO, LIQ: Bank of America N.A., 0.050%, 09/08/14 (e)	5,580
17,705	Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 09/08/14 (e)	17,705
11,250	Series PT-4704, Rev., VRDO, LIQ: Bank of America N.A., 0.120%, 09/08/14 (e)	11,250
4,525	Series PT-4730, Rev., LIQ: Bank of America N.A., 0.050%, 09/08/14 (e)	4,525
	RBC Municipal Products, Inc. Trust, Floater Certificates,
28,600	Series E-16, Rev., LOC: Royal Bank of Canada, 0.050%, 09/08/14 (e)	28,600
24,990	Series E-19, Rev., VRDO, LOC: Royal Bank of Canada, 0.050%, 09/08/14 (e)	24,990
	Triborough Bridge & Tunnel Authority,
1,850	Series A-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.040%, 09/02/14	1,850
38,600	Series F, Rev., VRDO, 0.050%, 09/02/14	38,600
7,580	Subseries B-3, Rev., VRDO, 0.060%, 09/08/14	7,580
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
1,000	Series B, Subseries B-3, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/02/14	1,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
6,930	Subseries B-2C, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/02/14	6,930

		4,746,921

	North Carolina — 3.9%
26,930	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.050%, 09/08/14	26,930
800	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/02/14	800
88,575	City of Charlotte, 2003 Governmental Facilities Projects, Series G, COP, VRDO, LIQ: Wells Fargo Bank N.A., 0.040%, 09/08/14	88,575
	City of Charlotte, Charlotte Douglas International Airport,
18,300	Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/14	18,300
13,930	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/14	13,930
6,820	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.060%, 09/08/14	6,820
22,830	City of Greensboro, Combined Enterprise System, Series A, Rev., VRDO, 0.060%, 09/08/14	22,830
17,000	City of Raleigh, Downtown Improvement Projects, Series A, COP, VRDO, 0.040%, 09/08/14	17,000
35,645	City of Raleigh, Enterprise Systems, Series A, Rev., VRDO, 0.040%, 09/08/14	35,645
27,375	County of Mecklenburg, Series D, GO, VRDO, 0.150%, 09/08/14 (i)	27,375
	County of Wake,
50,000	Series A, GO, VRDO, 0.040%, 09/08/14	50,000
44,000	Series B, GO, VRDO, 0.040%, 09/08/14	44,000
15,780	Durham County Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	15,780
11,015	North Carolina Capital Facilities Finance Agency, Charlotte Country Day School, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	11,015
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.050%, 09/08/14	48,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	North Carolina — continued
16,860	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	16,860
10,490	North Carolina Educational Facilities Finance Agency, Davidson College, Series B, Rev., VRDO, 0.050%, 09/08/14	10,490
24,175	North Carolina Medical Care Commission, Rev., VRDO, 0.030%, 09/08/14	24,175
25,000	North Carolina Medical Care Commission, Moses Cone Health System, Series A, Rev., VRDO, 0.070%, 09/08/14	25,000
	North Carolina State University at Raleigh, Board of Governors,
66,335	Series A, Rev., VRDO, 0.050%, 09/08/14	66,335
34,435	Series B, Rev., VRDO, 0.040%, 09/08/14	34,435
28,915	Piedmont Triad Airport Authority, Series A, Rev., VRDO, LOC: Branch Banking & Trust Co., 0.060%, 09/08/14	28,915
	University of North Carolina, University Hospital at Chapel Hill,
29,585	Series A, Rev., VRDO, 0.040%, 09/02/14	29,585
9,200	Series A, Rev., VRDO, 0.060%, 09/08/14	9,200
39,825	Series B, Rev., VRDO, 0.040%, 09/02/14	39,825
21,935	Series B, Rev., VRDO, 0.040%, 09/08/14	21,935

		733,755

	Ohio — 0.7%
29,685	County of Allen, Hospital Facilities, Catholic Healthcare Partners, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/02/14	29,685
700	County of Franklin, Hospital, Holy Cross Health System, Rev., VRDO, 0.030%, 09/08/14	700
17,257	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-327, Rev., AMBAC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	17,257
11,425	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	11,425
5,495	Montgomery County, Miami Valley Hospital, Series C, Rev., VRDO, 0.020%, 09/02/14	5,495
9,500	Ohio Air Quality Development Authority, Air Quality, AEP Generation Resources Inc. Project, Series A, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.080%, 09/08/14	9,500
500	Ohio State University, Rev., VRDO, 0.040%, 09/08/14	500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — continued
12,300	State of Ohio, Hospital, Cleveland Clinic Health System Obligated Group, Series B, Rev., VRDO, LIQ: U.S. Bank N.A., 0.030%, 09/02/14	12,300
	State of Ohio, Infrastructure Improvement,
14,645	Series A, GO, VRDO, 0.050%, 09/08/14	14,645
40,970	Series B, GO, VRDO, 0.050%, 09/08/14	40,970

		142,477

	Oklahoma — 0.4%
	Oklahoma State Capital Improvement Authority, Higher Education,
18,355	Series D1, Rev., VRDO, 0.060%, 09/02/14	18,355
17,045	Series D2, Rev., VRDO, 0.060%, 09/02/14	17,045
19,700	Series D3, Rev., VRDO, 0.060%, 09/02/14	19,700
3,425	Series D4, Rev., VRDO, 0.060%, 09/02/14	3,425
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	10,490

		69,015

	Oregon — 0.3%
15,450	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/08/14	15,450
6,290	Oregon State Housing & Community Services Department, Housing Development, Covenant Retirement - Irvington Village Housing Development, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.080%, 09/08/14	6,290
17,300	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/02/14	17,300
5,100	Port of Portland, Portland Bulk Terminal LLC Project, Rev., VRDO, LOC: Canadian Imperial Bank, 0.060%, 09/08/14	5,100
7,800	Portland City Housing Authority, Multi-Family Housing, Civic Apartments Redevelopment Project, Series 2005, Rev., VRDO, AMT, LIQ: FHLMC, 0.050%, 09/08/14	7,800

		51,940

	Pennsylvania — 2.7%
13,455	Allegheny County IDA, Health Care Facilities, Longwood Oakmont, Inc., Rev., VRDO, LOC: PNC Bank N.A., 0.030%, 09/02/14	13,455
	Bucks County IDA, Grand View Hospital,
11,500	Series A, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	11,500

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Pennsylvania — continued
7,500	Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.050%, 09/08/14	7,500
20,230	Butler County General Authority, Series SGC-58, Class A, Rev., VRDO, LIQ: Societe Generale, 0.050%, 09/08/14 (e)	20,230
23,700	City of Philadelphia, Gas Works, Series D, Rev., VRDO, LOC: Royal Bank of Canada, 0.040%, 09/08/14	23,700
	County of Montour, Geisinger Authority, Health System,
32,995	Series B, Rev., VRDO, 0.030%, 09/02/14	32,995
29,355	Series B, Rev., VRDO, 0.030%, 09/02/14	29,355
20,300	Dallastown Area School District, GO, 1.256%, 09/28/14	20,416
33,450	Delaware River Port Authority, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/14	33,450
17,155	Delaware Valley Regional Finance Authority, Local Government, Class A, Rev., VRDO, LIQ: Societe Generale, 0.050%, 09/08/14 (e)	17,155
	Deutsche Bank Spears/Lifers Trust, Various States,
13,235	Series DB-325, GO, FGIC, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	13,235
30,280	Series DB-340, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.100%, 09/08/14 (e)	30,280
34,760	Series DB-469, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e)	34,760
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,810	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	4,810
2,405	Series A-T2, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/14	2,405
17,080	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.050%, 09/08/14	17,080
44,500	Pennsylvania Economic Development Financing Authority, PSEG Power LLC Project, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	44,500
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
29,770	Series 79B, Rev., VRDO, AMT, 0.050%, 09/08/14	29,770

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — continued
22,645	Series 85C, Rev., VRDO, AMT, 0.050%, 09/08/14	22,645
29,705	Philadelphia Redevelopment Authority, Series DB-134, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.130%, 09/08/14 (e)	29,705
20,000	Pittsburgh Water & Sewer Authority, Rev., VRDO, LOC: Royal Bank of Canada, 0.040%, 09/08/14	20,000
20,000	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-36, Rev., LOC: Royal Bank of Canada, 0.050%, 09/08/14 (e)	20,000
31,145	St. Mary Hospital Authority, Catholic Health Initiatives, Series C, Rev., VRDO, 0.050%, 09/08/14	31,145

		510,091

	Rhode Island — 0.3%
13,765	Narragansett Bay Commission, Wastewater System, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	13,765
1,795	Rhode Island Health & Educational Building Corp., Educational Institution, International Institute of Rhode Island, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/08/14	1,795
6,650	Rhode Island Health & Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	6,650
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project, Rev., VRDO, AMT, LIQ: FHLMC, 0.070%, 09/08/14	7,000
24,600	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights Project, Rev., VRDO, AMT, LIQ: FHLMC, 0.070%, 09/08/14	24,600
450	Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project, Rev., VRDO, 0.030%, 09/02/14	450

		54,260

	South Carolina — 0.1%
8,430	City of Columbia, Waterworks & Sewer System, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/02/14	8,430
7,945	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	7,945
500	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/08/14	500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	South Carolina — continued
2,075	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.210%, 09/08/14 (p)	2,075
9,600	Town of Mount Pleasant, Waterworks and Sewer System, Series B, Rev., VRDO, 0.060%, 09/08/14	9,600

		28,550

	South Dakota — 0.2%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
19,200	Series C-1, Rev., VRDO, 0.130%, 09/08/14	19,200
12,900	Series C-2, Rev., VRDO, 0.100%, 09/08/14	12,900

		32,100

	Tennessee — 1.0%
37,560	Chattanooga Health, Educational & Housing Facility Board, Catholic Health Initiatives, Series C, Rev., VRDO, 0.060%, 09/08/14	37,560
50,000	County of Shelby, Public Improvement & School, Series B, GO, VRDO, 0.060%, 09/08/14	50,000
14,675	Memphis City Health, Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.050%, 09/08/14	14,675
	Nashville & Davidson County Metropolitan Government,
30,000	Series A-1, 0.090%, 10/15/14	30,000
47,500	Series A-1, 0.100%, 12/08/14	47,500
3,645	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	3,645

		183,380

	Texas — 10.0%
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.060%, 09/08/14	9,100
53,725	City of Austin, Airport System, Series A, Rev., VRDO, AMT, AGM, LOC: Sumitomo Mitsui Banking, 0.080%, 09/08/14	53,725
49,920	City of Austin, Travis and Williamson Counties, Water & Wastewater System, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.050%, 09/08/14	49,920

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — continued
21,000	City of Houston, Combined Utility System, First Lien, Series B, Rev., VRDO, LOC: Bank of New York Mellon, 0.040%, 09/08/14	21,000
	County of Harris,
30,000	Series A, Rev., VRDO, LIQ: Citibank N.A., 0.060%, 09/08/14 (e)	30,000
200,203	Series C, 0.060%, 09/09/14	200,203
24,225	Series SGC-31, Class A, Rev., VRDO, LIQ: Societe Generale, 0.060%, 09/08/14	24,225
48,065	Crawford Education Facilities Corp., Education, Houston Baptist University Project, Rev., VRDO, LOC: Bank of America N.A., 0.070%, 09/08/14	48,065
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Airport Facility, FlightSafety Texas, Inc. Project, Rev., VRDO, 0.050%, 09/08/14	5,000
	Deutsche Bank Spears/Lifers Trust, Various States,
13,485	Series DB-292, Rev., LIQ: Deutsche Bank AG, 0.080%, 09/08/14 (e)	13,485
24,780	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.130%, 09/08/14 (e)	24,780
22,140	Series DB-597, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 0.080%, 09/08/14 (e)	22,140
40,590	Series DB-602, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14	40,590
103,490	Series DB-620, Rev., AGC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	103,490
15,575	Eclipse Funding Trust, Solar Eclipse, Houston, Series 2007-0033, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	15,575
9,765	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	9,765
	Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project,
24,800	Rev., VRDO, 0.020%, 09/02/14	24,800
1,300	Rev., VRDO, 0.040%, 09/02/14	1,300
	Gulf Coast Waste Disposal Authority, Pollution Control, Exxon Project,
22,250	Rev., VRDO, 0.020%, 09/02/14	22,250
12,300	Rev., VRDO, 0.020%, 09/02/14	12,300

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Texas — continued
	Harris County Industrial Development Corp., Pollution Control,
25,100	Rev., VRDO, 0.020%, 09/02/14	25,100
14,000	Rev., VRDO, 0.020%, 09/02/14	14,000
15,000	Harris County Industrial Development Corp., Solid Waste Disposal, Exxon Project, Rev., VRDO, 0.020%, 09/02/14	15,000
37,730	Houston Higher Education Finance Corp., Series 2042, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.050%, 09/08/14 (e)	37,730
600	Jefferson County Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.140%, 09/08/14	600
6,800	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project, Rev., VRDO, 0.020%, 09/02/14	6,800
1,335	Series 2001, Subseries B-3, Rev., VRDO, 0.040%, 09/02/14	1,335
3,450	Series A, Rev., VRDO, 0.030%, 09/02/14	3,450
4,950	Series A-2, Rev., VRDO, 0.030%, 09/02/14	4,950
7,200	Series B, Rev., VRDO, 0.050%, 09/02/14	7,200
130	Subseries A-3, Rev., VRDO, 0.030%, 09/02/14	130
5,050	Subseries B-4, Rev., VRDO, 0.040%, 09/02/14	5,050
16,700	Lower Neches Valley Authority Industrial Development Corp., Mobil Oil Corp. Project, Rev., VRDO, 0.020%, 09/02/14	16,700
20,000	Midlothian Industrial Development Corp., Environmental Facilities, Holcim Project, Rev., VRDO, LOC: UBS AG, 0.030%, 09/08/14	20,000
6,750	North Texas Tollway Authority, Rev., LIQ: Citibank N.A., 0.080%, 09/08/14 (e)	6,750
8,400	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.080%, 09/08/14	8,400
470,000	State of Texas, Rev., TRAN, 1.500%, 08/31/15 (w)	476,375
	State of Texas, Veterans,
77,705	Series A, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.050%, 09/08/14	77,705
75,000	Series A, GO, VRDO, 0.050%, 09/08/14	75,000
67,735	Series C, GO, VRDO, 0.050%, 09/08/14	67,735
	State of Texas, Veterans Housing Assistance Program,
28,785	GO, VRDO, 0.040%, 09/08/14	28,785
25,000	Series C-2, GO, VRDO, 0.060%, 09/08/14	25,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — continued
5,970	SunAmerica Taxable Trust, Series 2002-1, Class A, Rev., VRDO, LOC: FHLMC, 0.110%, 09/08/14	5,970
	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System,
55,250	Series A, Rev., VRDO, 0.060%, 09/08/14	55,250
18,500	Series B, Rev., VRDO, 0.060%, 09/08/14	18,500
7,000	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Hill Development, Rev., VRDO, FNMA, LIQ: FNMA, 0.070%, 09/08/14	7,000
10,625	Texas City Industrial Development Corp., NRG Energy, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.070%, 09/08/14 (w)	10,625
8,950	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading Road Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.080%, 09/08/14	8,950
840	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments Project, Rev., VRDO, LIQ: FHLMC, 0.080%, 09/08/14	840
19,600	Texas Transportation Commission, Mobility, Series B, GO, VRDO, 0.050%, 09/08/14	19,600
	University of Texas,
25,000	Series A, 0.070%, 10/02/14	25,000
20,000	Series A, 0.070%, 10/07/14	20,000
	University of Texas System, Board of Regents, Permanent University Fund,
12,155	Series A, Rev., VRDO, 0.030%, 09/08/14	12,155
49,735	Series A, Rev., VRDO, 0.030%, 09/08/14	49,735
9,495	Wells Fargo Stage Trust, Various States, Series P04-E, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.050%, 09/08/14 (e)	9,495

		1,898,628

	Utah — 0.5%
23,700	Central Utah Water Conservancy District, Series A, GO, VRDO, 0.090%, 09/08/14	23,700
25,000	County of Emery, Pollution Control, PacifiCorp Projects, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	25,000
9,860	Park City, U.S. Ski & Snowboard Association, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/14	9,860
21,560	Puttable Floating Option Tax-Exempt Receipts, Series MT-847, Rev., LIQ: Bank of America N.A., 0.120%, 09/08/14 (e)	21,560

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utah — continued
	Utah Housing Finance Agency, Single Family Mortgage,
5,745	Series D-1, Rev., VRDO, AMT, 0.090%, 09/08/14	5,745
5,910	Series E-1, Rev., VRDO, AMT, 0.090%, 09/08/14	5,910
5,650	Series F-2, Class I, Rev., VRDO, 0.050%, 09/08/14	5,650

		97,425

	Vermont — 0.3%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.060%, 09/08/14	15,475
38,700	Vermont Educational & Health Buildings Financing Agency, Norwich University Project, Rev., VRDO, LOC: TD Bank N.A., 0.040%, 09/08/14	38,700

		54,175

	Virginia — 2.0%
950	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.080%, 09/08/14	950
22,930	Fairfax County EDA, Smithsonian Institution Issue, Series A, Rev., VRDO, 0.040%, 09/08/14	22,930
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
86,435	Series M017, Class A, Rev., VRDO, LIQ: FHLMC, 0.090%, 09/08/14	86,435
18,029	Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.080%, 09/08/14	18,029
18,730	Series M023, Class A, Rev., VRDO, LIQ: FHLMC, 0.070%, 09/08/14	18,730
22,095	Series M025, Class A, Rev., VRDO, LIQ: FHLMC, 0.090%, 09/08/14	22,095
11,885	Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.090%, 09/08/14	11,885
	Loudoun County IDA, Howard Hughes Medical,
36,900	Series C, Rev., VRDO, 0.040%, 09/08/14	36,900
16,000	Series D, Rev., VRDO, 0.040%, 09/08/14	16,000
34,435	Series E, Rev., VRDO, 0.030%, 09/08/14	34,435
33,005	Series F, Rev., VRDO, 0.030%, 09/08/14	33,005
7,845	Norfolk Redevelopment & Housing Authority, Old Dominion University Real Estate Foundation 45th Street Parking Garage LLC University Village Parking Facility Project, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/02/14	7,845

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Virginia — continued
30,000	Suffolk EDA, Hospital Facilities, EAGLE, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 09/08/14 (e)	30,000
2,875	Virginia College Building Authority, 21st Century College & Equipment Programs, Series C, Rev., VRDO, 0.030%, 09/02/14	2,875
34,865	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.030%, 09/02/14	34,865

		376,979

	Washington — 1.1%
7,500	Austin Trust, Various States, Series 2008-1091, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.100%, 09/08/14 (e)	7,500
17,000	Chelan County Public Utility District No.1, Series B, Rev., VRDO, 0.040%, 09/08/14	17,000
33,530	County of King Housing Authority, Rev., VRDO, LIQ: FHLMC, 0.040%, 09/08/14	33,530
20,300	County of King, Bellevue School District No. 405, GO, 5.000%, 12/01/14	20,543
	County of King, Multi-Modal Limited Tax, Sewer,
32,250	Series A, GO, VRDO, 0.030%, 09/08/14	32,250
10,500	Series B, GO, VRDO, 0.040%, 09/08/14	10,500
27,800	County of King, Sewer, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.040%, 09/08/14	27,800
10,580	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.050%, 09/08/14 (e)	10,580
475	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	475
10,000	University of Washington, Series 3005, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.040%, 09/02/14 (e)	10,000
4,110	Washington Economic Development Finance Authority, Novelty Hill Properties LLC Project, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/08/14	4,110
2,935	Washington State Housing Finance Commission, Franke Tobey Jones Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.060%, 09/08/14	2,935
215	Washington State Housing Finance Commission, Local 82 - JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.060%, 09/02/14	215

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Washington — continued
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Living Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.070%, 09/08/14	2,545
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.080%, 09/08/14	13,600
8,095	Washington State Housing Finance Commission, Single Family Program, Series VR-1A, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.070%, 09/08/14	8,095
4,450	Washington State Housing Finance Commission, Spokane Community College Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.090%, 09/08/14	4,450

		206,128

	West Virginia — 0.2%
44,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Kentucky Power Company, Series A, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.060%, 09/08/14	44,000

	Wisconsin — 1.7%
	State of Wisconsin,
69,589	0.090%, 10/01/14 (m)	69,589
40,000	0.090%, 10/07/14	40,000
21,000	0.100%, 11/03/14	21,000
130,610	0.110%, 12/01/14	130,610
22,500	Wisconsin Health & Educational Facilities Authority, Prohealth Care, Inc. Obligated Group, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.050%, 09/02/14	22,500
	Wisconsin Housing & EDA, Home Ownership,
3,845	Series A, Rev., VRDO, 0.070%, 09/08/14	3,845
32,830	Series D, Rev., VRDO, AMT, 0.070%, 09/08/14	32,830

		320,374

	Wyoming — 0.5%
20,000	City of Kemmerer, PCR, Exxon Project, Series 1984, Rev., VRDO, 0.020%, 09/02/14	20,000
	County of Lincoln, PCR, Exxon Project,
15,600	Series A, Rev., VRDO, 0.020%, 09/02/14	15,600
2,325	Series B, Rev., VRDO, 0.020%, 09/02/14	2,325

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wyoming — continued
32,200	County of Sweetwater, Wyoming Pollution Control, PacifiCorp Project, Series A, Rev., VRDO, LOC: Bank of Nova Scotia, 0.050%, 09/08/14	32,200
17,800	Lincoln County, PCR, Exxon Project, Series B, Rev., VRDO, 0.020%, 09/02/14	17,800

		87,925

	Total Municipal Bonds (Cost $18,350,517)	18,350,517

SHARES
Variable Rate Demand Preferred Shares — 5.4%
34,200	BlackRock Muni Income Investment Trust, LIQ: Barclays Bank plc, 0.140%, 09/08/14 # (e)	34,200
82,600	BlackRock MuniYield Quality Fund, Inc., LIQ: Morgan Stanley Bank, 0.140%, 09/08/14 # (e)	82,600
22,100	BlackRock New York Muni Bond Trust, LIQ: Barclays Bank plc, 0.130%, 09/08/14 # (e)	22,100
27,600	BlackRock New York Muni Income Trust II, LIQ: Barclays Bank plc, 0.130%, 09/08/14 # (e)	27,600
24,000	Nuveen AMT-Free Municipal Income Fund, LIQ: Citibank N.A., 0.130%, 09/08/14 # (e)	24,000
14,100	Nuveen California AMT-Free Muni Income Fund, LIQ: Morgan Stanley Bank, 0.200%, 09/08/14 # (e)	14,100
	Nuveen California Dividend Advantage Municipal Fund
10,000	LIQ: Barclays Bank plc, 0.130%, 09/08/14 # (e)	10,000
59,200	LIQ: Morgan Stanley Bank, 0.200%, 09/08/14 # (e)	59,200
8,500	Nuveen California Performance Plus Municipal Fund, Inc., LIQ: Citibank N.A., 0.120%, 09/08/14 # (e)	8,500
20,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.120%, 09/08/14 # (e)	20,000
21,000	Nuveen California Select Quality Municipal Fund, Inc., LIQ: Royal Bank of Canada, 0.120%, 09/08/14 # (e)	21,000
193,800	Nuveen Insured Municipal Opportunity Fund, Inc., LIQ: Citibank N.A., 0.140%, 09/08/14 # (e)	193,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Variable Rate Demand Preferred Shares — continued
80,300	Nuveen Investment Quality Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.140%, 09/08/14 # (e)	80,300
94,500	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: Deutsche Bank AG, 0.170%, 09/08/14 # (e)	94,500
25,000	Nuveen New Jersey Investment Quality Municipal Fund, LIQ: Royal Bank of Canada, 0.130%, 09/08/14 # (e)	25,000
8,500	Nuveen New York Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.120%, 09/08/14 # (e)	8,500
47,400	Nuveen New York Select Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.110%, 09/08/14 # (e)	47,400
16,000	Nuveen Ohio Quality Income Municipal Fund, LIQ: Royal Bank of Canada, 0.140%, 09/08/14 # (e)	16,000
17,500	Nuveen Pennsylvania Investment Quality Municipal Fund, LIQ: Royal Bank of Canada, 0.150%, 09/08/14 # (e)	17,500
96,700	Nuveen Premier Municipal Income Fund, Inc., LIQ: Barclays Bank plc, 0.140%, 09/08/14 # (e)	96,700

SHARES	SECURITY DESCRIPTION	VALUE($)

40,000	Nuveen Premium Income Municipal Fund II, Inc., LIQ: Barclays Bank plc, 0.140%, 09/08/14 # (e)	40,000
40,000	Nuveen Select Quality Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.140%, 09/08/14 # (e)	40,000
38,000	Nuveen Virginia Premium Income Municipal Fund, LIQ: TD Bank N.A., 0.150%, 09/08/14 # (e)	38,000

	Total Variable Rate Demand Preferred Shares (Cost $1,021,000)	1,021,000

	Total Investments — 102.4% (Cost $19,371,517)*	19,371,517
	Liabilities in Excess of Other Assets — (2.4)%	(458,454)

	NET ASSETS — 100.0%	$18,913,063

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.4% (n)
	California — 0.7%
20,000	California Statewide Communities Development Authority, Series 2008-C, 0.150%, 02/02/15 (m)	20,000

	Florida — 0.8%
22,000	Gainesville Utility Systems, Series C, 0.170%, 11/06/14	22,000

	Massachusetts — 1.2%
34,000	Massachusetts Water Resources Authority, Series 1994, 0.140%, 12/01/14	34,000

	Nebraska — 1.3%
	Lincoln City Electric System, Series 1995,
20,000	0.080%, 11/17/14	20,000
15,500	0.090%, 09/02/14 (m)	15,500

		35,500

	Tennessee — 0.4%
12,500	Metropolitan Government of Nashville & Davidson County, 0.130%, 10/07/14	12,500

	Total Commercial Paper (Cost $124,000)	124,000

Daily Demand Notes — 12.7%
	Florida — 0.9%
600	Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, Series A, Rev., VRDO, LOC: Northern Trust Co., 0.020%, 09/02/14	600
24,275	South Florida Water Management District, Series ROCS RR II R-12313, COP, VAR, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.060%, 09/02/14 (e)	24,275

		24,875

	Georgia — 0.5%
15,000	Bartow County Development Authority, Pollution Control, Georgia Power Co. Plant Bowen Project, Rev., VRDO, 0.090%, 09/02/14	15,000

	Illinois — 0.3%
7,300	County of Will, Solid Waste Disposal, BASF Corp. Project, Rev., VRDO, 0.190%, 09/02/14	7,300

	Iowa — 0.5%
13,540	City of Iowa, Rev., VRDO, 0.080%, 09/02/14	13,540

	Michigan — 1.9%
905	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.110%, 09/02/14	905

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — continued
51,990	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, LIQ: Bank of America N.A., 0.090%, 09/02/14	51,990

		52,895

	Mississippi — 0.5%
14,925	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron U.S.A., Inc. Project, Series C, Rev., VRDO, 0.020%, 09/02/14	14,925

	Missouri — 0.0% (g)
1,620	Missouri Development Finance Board, Cultural Facilities, Kauffman Center for the Performing Arts Project, Series A, Rev., VRDO, 0.050%, 09/02/14	1,620

	New York — 5.3%
1,000	Long Island Power Authority, Electric System, Rev., VRDO, LOC: Bayerische Landesbank, 0.060%, 09/02/14	1,000
28,235	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2012, Series A, Subseries A-2, Rev., VRDO, 0.020%, 09/02/14	28,235
20,000	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen- Thuringen, 0.030%, 09/02/14	20,000
50,000	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thuringen, 0.030%, 09/02/14	50,000
36,900	New York State Housing Finance Agency, 505 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen- Thuringen, 0.070%, 09/02/14	36,900
14,220	New York State Mortgage Agency, Homeowner Mortgage, Series 135, Rev., VRDO, AMT, 0.040%, 09/02/14	14,220

		150,355

	Oklahoma — 0.0% (g)
540	Oklahoma State Capital Improvement Authority, Higher Education, Series D2, Rev., VRDO, 0.060%, 09/02/14	540

	Tennessee — 1.9%
	Clarksville Public Building Authority,
8,400	Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/02/14	8,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — continued
	Tennessee — continued
8,755	Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/02/14	8,755
36,290	Montgomery County Public Building Authority, Tennessee County Loan Pool, Rev., VRDO, LOC: Bank of America N.A., 0.060%, 09/02/14	36,290

		53,445

	Texas — 0.9%
26,900	Port Arthur Navigation District, Pollution Control, Texaco, Inc. Project, Rev., VRDO, 0.020%, 09/02/14	26,900

	Total Daily Demand Notes (Cost $361,395)	361,395

Monthly Demand Note — 0.4%
	Virginia — 0.4%
10,000	Suffolk EDA, Hospital Facilities, EAGLE, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 09/08/14 (e) (Cost $10,000)	10,000

Municipal Bonds — 8.9%
	Georgia — 3.0%
85,700	County of DeKalb, GO, TAN, 1.000%, 12/31/14	85,928

	Kentucky — 0.5%
15,500	Louisville & Jefferson County Metropolitan Sewer District, Sewer & Drainage System, Rev., BAN, 2.000%, 11/26/14	15,559

	Massachusetts — 0.6%
16,500	Wachusett Regional School District, GO, RAN, 1.250%, 05/29/15	16,607

	New Jersey — 1.5%
22,813	City of Rahway, GO, BAN, 1.500%, 08/07/15	23,031
7,756	County of Gloucester, Borough of Glassboro, Series A, GO, BAN, 2.000%, 01/15/15	7,798
10,885	County of Ocean, Township of Brick, Series B, GO, BAN, 1.500%, 09/26/14	10,892

		41,721

	New York — 1.9%
9,148	Allegany, Cattaraugus, Erie & Wyoming Counties, Yorkshire-Pioneer Central School District, GO, BAN, 1.250%, 07/21/15	9,224
12,500	Clarence Central School District, GO, TAN, 1.250%, 06/25/15	12,588
6,000	Suffolk County, East Quogue Union Free School District, GO, TAN, 1.500%, 06/26/15	6,052
20,000	Suffolk County, West Islip Union Free School District, GO, TAN, 1.500%, 06/26/15 (w)	20,176

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
5,008	Town of Wallkill, County of Orange, Series C, GO, BAN, 1.250%, 08/05/15	5,044

		53,084

	Ohio — 1.4%
17,000	City of Marysville, Wastewater Treatment System, Limited Tax, GO, BAN, 1.250%, 05/28/15	17,112
5,500	County of Clermont, Union Township, Various Purpose, GO, BAN, 1.000%, 09/09/15 (w)	5,530
16,300	County of Montgomery, Dayton City School District, School Facilities Construction & Improvement, Series B, GO, 1.250%, 10/15/14	16,319

		38,961

	Total Municipal Bonds (Cost $251,860)	251,860

Quarterly Demand Notes — 2.0%
10,995	Deutsche Bank Spears/Lifers Trust, Various States, Series DBE-1335, VRDO, AGM, LIQ: Deutsche Bank AG, 0.250%, 09/04/14 (e)	10,995
45,000	Jefferson County Industrial Development Corp., Hurricane Ike Disaster Area, Jefferson Refinery, L.L.C. Project, Rev., VAR, 0.600%, 10/15/14	45,000

	Total Quarterly Demand Notes (Cost $55,995)	55,995

Semi-Annual Demand Notes — 1.4%
	Missouri — 0.4%
11,255	Deutsche Bank Spears/Lifers Trust, Various States, Series DBE-1311, VRDO, LIQ: Deutsche Bank AG, 0.250%, 09/04/14 (e)	11,255

	Virginia — 1.0%
	Virginia Housing Development Authority, MERLOTS,
15,875	Series B-18, Rev., VRDO, 0.170%, 09/17/14 (e)	15,875
12,750	Series C-42, Rev., VRDO, 0.170%, 09/24/14 (e)	12,750

		28,625

	Total Semi-Annual Demand Notes (Cost $39,880)	39,880

Weekly Demand Notes — 64.4%
	Alabama — 0.4%
10,890	Birmingham Waterworks & Sewer Board, Series ROCS-RR-II-R-10412, Class R, Rev., VAR, BHAC-CR, FSA, 0.080%, 09/08/14 (e)	10,890

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Alaska — 0.6%
16,275	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-507, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	16,275

	Arizona — 0.3%
9,995	Deutsche Bank Spears/Lifers Trust, Various States, Series DBE-1303, Rev., VAR, LIQ: Deutsche Bank AG, 0.250%, 09/08/14 (e)	9,995

	Arkansas — 0.5%
15,000	Arkansas Development Finance Authority, Solid Waste Disposal, Waste Management of Arkansas, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.070%, 09/08/14	15,000

	California — 2.8%
17,900	California Housing Finance Agency, Series 3206, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.280%, 09/08/14 (e)	17,900
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.080%, 09/08/14	15,000
30,200	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VAR, LIQ: FHLMC, 0.630%, 09/08/14	30,200
15,750	Wells Fargo Stage Trust, Various States, Series 15C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.100%, 09/08/14 (e)	15,750

		78,850

	Colorado — 5.4%
	City & County of Denver, Airport System,
6,700	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.080%, 09/08/14	6,700
20,200	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.080%, 09/08/14	20,200
12,700	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Rev., VRDO, 0.060%, 09/08/14	12,700
25,000	Colorado Housing & Finance Authority, Single Family Mortgage, Series B-3, Class I, Rev., VRDO, AMT, 0.070%, 09/08/14	25,000
	Deutsche Bank Spears/Lifers Trust, Various States,
18,100	Series DB-467, Rev., VRDO, NATL- RE, LIQ: Deutsche Bank AG, 0.130%, 09/08/14 (e)	18,100
19,805	Series DBE-510, Rev., VRDO, NATL- RE, LIQ: Deutsche Bank AG, 0.130%, 09/08/14 (e)	19,805
21,165	Series DBE-647, Rev., VRDO, NATL- RE, LIQ: Deutsche Bank AG, 0.130%, 09/08/14 (e)	21,165
13,300	Series DBE-1129X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.140%, 09/08/14 (e) (w)	13,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Colorado — continued
17,600	RBC Municipal Products, Inc. Trust, Various States, Series C-11, GO, VRDO, LOC: Royal Bank of Canada, 0.120%, 09/08/14 (e)	17,600

		154,570

	Connecticut — 1.6%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
15,650	Series D, Rev., VRDO, 0.070%, 09/08/14	15,650
30,000	Series D, Subseries D-3, Rev., VRDO, AMT, 0.070%, 09/08/14	30,000

		45,650

	Delaware — 1.8%
32,080	County of New Castle, FlightSafety International, Inc. Project, Rev., VRDO, 0.050%, 09/08/14	32,080
1,255	Delaware State Housing Authority, MERLOTS, Series C66, Rev., VRDO, 0.350%, 09/08/14 (e)	1,255
18,265	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.630%, 09/08/14	18,265

		51,600

	District of Columbia — 1.2%
25,960	Deutsche Bank Spears/Lifers Trust, Various States, Series DBE-1006, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	25,960
7,500	RIB Floater Trust, Various States, Series 8WX, Rev., VRDO, LIQ: Barclays Bank plc, 0.080%, 09/08/14 (e)	7,500

		33,460

	Florida — 3.4%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.100%, 09/08/14	17,800
24,866	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.150%, 09/08/14 (e)	24,866
15,240	Florida Housing Finance Corp., Multi- Family Mortgage, Boynton Bay Apartments, Series I, Rev., VRDO, LOC: Citibank N.A., 0.080%, 09/08/14	15,240
13,460	Orlando Utilities Commission, Utilities System, Series A, Rev., VRDO, 0.160%, 09/08/14 (i)	13,460
14,635	South Florida Water Management District, Class A, COP, VRDO, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.070%, 09/08/14 (e)	14,635

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Florida — continued
11,270	Sumter County IDA, Solid Waste Disposal, American Cement Co., LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/08/14	11,270

		97,271

	Georgia — 1.4%
31,525	Fulton County Development Authority, Airport Facility, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.050%, 09/08/14	31,525
7,900	Georgia Municipal Electric Authority, Series SGC-32, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 0.060%, 09/08/14 (e)	7,900

		39,425

	Illinois — 5.5%
	Deutsche Bank Spears/Lifers Trust, Various States,
15,646	Series DBE-660, Rev., VAR, NATL-RE, LIQ: Deutsche Bank AG, 0.200%, 09/08/14 (e)	15,646
31,420	Series DBE-1017, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	31,420
87,465	Illinois State Toll Highway Authority, Toll Highway, Series A-1B, Rev., VRDO, AGM, 0.080%, 09/08/14	87,465
17,995	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series PT- 4702, Rev., VRDO, LIQ: Bank of America N.A., 0.220%, 09/08/14 (e)	17,995
4,000	Regional Transportation Authority, Series SGC-45, Class A, GO, VRDO, FGIC, LOC: Societe Generale, 0.060%, 09/08/14 (e)	4,000

		156,526

	Indiana — 0.1%
4,100	Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 09/08/14	4,100

	Iowa — 0.7%
	Iowa Finance Authority, Multi-Family Housing,
10,470	Series A, Rev., VRDO, AMT, 0.060%, 09/08/14	10,470
8,535	Series B, Rev., VRDO, AMT, 0.060%, 09/08/14	8,535

		19,005

	Kansas — 0.7%
20,780	City of Wichita, Airport Facility, FlightSafety International, Inc., Series VIII, Rev., VRDO, 0.050%, 09/08/14	20,780

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kentucky — 1.2%
10,100	County of Carroll, Solid Waste Disposal, Colotex Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.090%, 09/08/14	10,100
15,200	Kenton County Airport Board, Special Facilities, FlightSafety International, Inc. Project, Series A, Rev., VRDO, 0.050%, 09/08/14	15,200
7,775	Kentucky Housing Corp., Series F, Rev., VRDO, AMT, 0.060%, 09/08/14	7,775

		33,075

	Louisiana — 0.2%
4,600	Parish of Ascension, BASF Corp. Project, Rev., VRDO, 0.190%, 09/08/14	4,600

	Maine — 1.0%
	Maine State Housing Authority,
10,300	Series D-3, Rev., VRDO, AMT, 0.050%, 09/08/14	10,300
17,485	Series G, Rev., VRDO, AMT, 0.050%, 09/08/14	17,485

		27,785

	Maryland — 0.8%
7,925	Austin Trust, Various States, Series 2007- 1023, Rev., VRDO, LIQ: Bank of America N.A., 0.150%, 09/08/14 (e)	7,925
15,180	Wells Fargo Stage Trust, Various States, Series 32C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.100%, 09/08/14 (e)	15,180

		23,105

	Massachusetts — 0.4%
11,165	Massachusetts State Municipal Securities Trust Receipts, Series SGC-51, Class A, GO, VRDO, AMBAC, LIQ: Societe Generale, 0.060%, 09/08/14 (e)	11,165

	Michigan — 4.3%
	Detroit City School District,
2,575	Series 2008-3313, GO, VRDO, AGM, Q-SBLF, LIQ: Credit Suisse, 0.300%, 09/08/14 (e)	2,575
12,000	Series 3308, GO, VRDO, AGM, Q- SBLF, LIQ: Credit Suisse, 0.300%, 09/08/14 (e)	12,000
5,815	Series ROCS-RR-II-R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.200%, 09/08/14 (e)	5,815
5,000	Deutsche Bank Spears/Lifers Trust, Various States, Series DBE-1317, Rev., VRDO, LIQ: Deutsche Bank AG, 0.248%, 09/08/14 (e)	5,000
30,280	Eclipse Funding Trust, Solar Eclipse, Series 2006-0001, GO, VAR, AGM, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.070%, 09/08/14 (e)	30,280

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Michigan — continued
610	Kent Hospital Finance Authority, Spectrum Health System, Series B-3, Rev., VRDO, 0.040%, 09/08/14	610
	Michigan State Housing Development Authority, Rental Housing,
32,110	Series A, Rev., VRDO, AMT, 0.070%, 09/08/14	32,110
7,130	Series C, Rev., VRDO, AMT, 0.060%, 09/08/14	7,130
	Michigan State Housing Development Authority, Single-Family Mortgage,
21,700	Series D-1, Rev., VRDO, AMT, 0.050%, 09/08/14	21,700
4,000	Series E, Rev., VRDO, AMT, 0.060%, 09/08/14	4,000
2,365	Michigan Strategic Fund, Wedgwood Christian Services Project, Rev., VRDO, LOC: Bank of America N.A., 0.050%, 09/08/14	2,365

		123,585

	Missouri — 1.4%
	Missouri State Health & Educational Facilities Authority, Health Facilities, SSM Health Care,
20,000	Series B, Rev., VRDO, 0.190%, 09/08/14 (i)	20,000
20,000	Series C, Rev., VRDO, 0.190%, 09/08/14 (i)	20,000

		40,000

	New Jersey — 0.2%
6,550	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 09/08/14	6,550

	New York — 3.0%
10,000	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-1200, Rev., VRDO, LIQ: Deutsche Bank AG, 0.100%, 09/08/14 (e)	10,000
14,030	Eagle Tax-Exempt Trust, Series 2008- 0055F, Class A, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.100%, 09/08/14 (e)	14,030
20,000	New York City Housing Development Corp., Multi-Family Mortgage, Related- Upper East, Series A, Rev., VRDO, AMT, LOC: Landesbank Baden- Wuerttemberg, 0.060%, 09/08/14	20,000
2,746	New York Convention Center Development Corp., Series 2364, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Bank, 0.060%, 09/08/14 (e)	2,746
15,000	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen- Thuringen, 0.060%, 09/08/14	15,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
22,400	New York State Mortgage Agency, Homeowner Mortgage, Series 129, Rev., VRDO, AMT, 0.060%, 09/08/14	22,400

		84,176

	North Carolina — 2.3%
12,000	City of Raleigh, Rev., VRDO, 0.150%, 09/08/14 (i)	12,000
6,570	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Industrial Development, Ferguson Supply & Box Mfg. Co. & Fergie- Burgess, LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 09/08/14	6,570
5,000	North Carolina Capital Facilities Finance Agency, Educational Facilities, Series 3070X, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.060%, 09/08/14 (e)	5,000
19,200	North Carolina Housing Finance Agency, MERLOTS, Series B-12, Rev., VRDO, 0.100%, 09/08/14 (e)	19,200
12,000	North Carolina Medical Care Commission, Hospital, Cone Health, Series B, Rev., VRDO, 0.170%, 09/08/14 (i)	12,000
9,800	Person County Industrial Facilities & Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc., Rev., VRDO, LOC: Credit Industrial E.T., 0.070%, 09/08/14	9,800

		64,570

	North Dakota — 1.3%
27,055	North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage, Series B, Rev., VRDO, AMT, 0.060%, 09/08/14	27,055
9,200	North Dakota State Housing Finance Agency, Housing & Home Mortgage Finance Programs, Series A, Rev., VRDO, 0.070%, 09/08/14	9,200

		36,255

	Ohio — 3.4%
525	City of Monroe, Corridor 75 Park Ltd. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.050%, 09/08/14	525
740	County of Franklin, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.090%, 09/08/14	740
8,795	Federal Home Loan Mortgage Corp., Multi-Family Housing, Series M015, Class A, Rev., VRDO, LIQ: FHLMC, 0.090%, 09/08/14	8,795

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Ohio — continued
	Ohio Housing Finance Agency, Residential Mortgage, Mortgage-Backed Securities Program,
700	Series D, Rev., VRDO, AMT, GNMA/FNMA/COLL, 0.040%, 09/08/14	700
30,700	Series F, Rev., VRDO, AMT, GNMA/FNMA/COLL, 0.070%, 09/08/14	30,700
29,655	Series I, Rev., VRDO, AMT, GNMA/FNMA/COLL, 0.070%, 09/08/14	29,655
95	Series J, Rev., VRDO, AMT, FHLMC, 0.070%, 09/08/14	95
22,535	Series N, Rev., VRDO, AMT, GNMA/FNMA COLL, 0.070%, 09/08/14	22,535
1,950	Toledo-Lucas County Port Authority, Airport Development, FlightSafety International, Inc. Obligor, Series 1, Rev., VRDO, 0.050%, 09/08/14	1,950

		95,695

	Oregon — 0.6%
17,300	State of Oregon Economic Development, Georgia-Pacific Corp. 1998 Project, Series 187, Rev., VRDO, LOC: U.S. Bank N.A., 0.070%, 09/08/14	17,300

	Pennsylvania — 1.3%
12,615	Adams County IDA, Gettysburg Foundation Facility, Series A, Rev., VRDO, LOC: Manufacturers & Traders Trust Co., 0.100%, 09/08/14	12,615
14,165	Delaware Valley Regional Financial Authority, Series SGC-63, Class A, Rev., VRDO, LIQ: Societe Generale, 0.050%, 09/08/14 (e)	14,165
10,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 2004- 85B, Rev., VRDO, AMT, 0.050%, 09/08/14	10,000

		36,780

	South Carolina — 0.2%
5,700	County of Cherokee, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 09/08/14	5,700

	South Dakota — 0.7%
18,700	South Dakota Housing Development Authority, Homeownership Mortgage, Series G, Rev., VRDO, 0.070%, 09/08/14	18,700

	Tennessee — 0.7%
9,000	Jackson Industrial Development Board, Industrial Development, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.090%, 09/08/14	9,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — continued
11,170	Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board, Multi-Family Housing, The Retreat at Dry Creek Farms Apartments Project, Rev., VRDO, LOC: Citibank N.A., 0.080%, 09/08/14	11,170

		20,170

	Texas — 7.7%
5,200	Brazoria County Brazos River Harbor Navigation District, BASF Corp. Project, Rev., VRDO, 0.190%, 09/08/14	5,200
13,695	County of Harris, Series SGC-31, Class A, Rev., VRDO, LIQ: Societe Generale, 0.060%, 09/08/14	13,695
25,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Airport Facility, FlightSafety Texas, Inc. Project, Rev., VRDO, 0.050%, 09/08/14	25,000
	Deutsche Bank Spears/Lifers Trust, Various States,
37,780	Series DBE-1015, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e)	37,780
11,250	Series DBE-1182, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 09/08/14 (e) (w)	11,250
13,615	Montgomery Country Housing Finance Corp., Multi-Family Housing, Park at Woodline Townhomes, Rev., VRDO, LOC: Citibank N.A., 0.080%, 09/08/14	13,615
10,950	North Texas Tollway Authority, Series ROCS-RR-II-R-11947, Rev., VAR, LIQ: Citibank N.A., 0.080%, 09/08/14 (e)	10,950
	State of Texas, Veterans’ Housing Assistance Program,
7,560	GO, VRDO, 0.060%, 09/08/14	7,560
29,280	Series A, GO, VRDO, 0.050%, 09/08/14	29,280
11,295	SunAmerica Taxable Trust, Series 2002-1, Class A, Rev., VRDO, LOC: FHLC, 0.110%, 09/08/14	11,295
12,500	Tarrant County Cultural Education Facilities Finance Corp., Hospital, Baylor Health Care System Project, Series B, Rev., VAR, 0.180%, 09/08/14 (i)	12,500
23,665	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series D, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, 0.070%, 09/08/14	23,665
4,900	Texas Department of Housing & Community Affairs, Multi-Family Housing, Terraces at Cibolo, Rev., VRDO, LOC: Citibank N.A., 0.080%, 09/08/14	4,900

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Texas — continued
12,000	Texas State Municipal Securities Trust Receipts, Series SGC-9, Class A, GO, VRDO, LIQ: Societe Generale, 0.060%, 09/08/14 (e)	12,000

		218,690

	Utah — 0.5%
	Utah Housing Corp., Single Family Mortgage,
3,665	Series A-2, Rev., VRDO, 0.090%, 09/08/14	3,665
1,915	Series B, Class I, Rev., VRDO, 0.090%, 09/08/14	1,915
6,830	Series C-2, Class I, Rev., VRDO, FHA, 0.090%, 09/08/14	6,830
2,225	Series D-2, Class I, Rev., VRDO, 0.090%, 09/08/14	2,225

		14,635

	Virginia — 4.0%
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
46,760	Series M017, Class A, Rev., VRDO, LIQ: FHLMC, 0.090%, 09/08/14	46,760
17,280	Series M023, Class A, Rev., VRDO, LIQ: FHLMC, 0.070%, 09/08/14	17,280
17,535	Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.090%, 09/08/14	17,535
11,500	Series M031, Class A, Rev., VRDO, LIQ: FHLMC, 0.060%, 09/08/14	11,500
	Norfolk City EDA, Hospital Facilities, Sentra Healthcare,
10,800	Series B, Rev., VRDO, 0.170%, 09/08/14 (i)	10,800
9,165	Series C, Rev., VRDO, 0.170%, 09/08/14 (i)	9,165

		113,040

	Washington — 1.0%
20,000	Washington Health Care Facilities Authority, Catholic Health Initiatives, Series B-1, Rev., VRDO, 0.200%, 09/08/14 (i)	20,000
9,985	Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Project, Series A, Rev., VRDO, LIQ: FHLMC, 0.080%, 09/08/14	9,985

		29,985

	Wisconsin — 1.8%
16,795	Wells Fargo Stage Trust, Various States, Series 2C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.100%, 09/08/14 (e)	16,795
	Wisconsin Housing & EDA, Home Ownership,
31,475	Series A, Rev., VRDO, 0.070%, 09/08/14	31,475

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — continued
1,945	Series ROCS-RR-II-R-11522, Rev., VRDO, LIQ: Citibank N.A., 0.110%, 09/08/14	1,945

		50,215

	Total Weekly Demand Notes (Cost $1,829,173)	1,829,173

SHARES
Variable Rate Demand Preferred Shares — 6.2%
15,000	BlackRock MuniYield Quality Fund, Inc., LIQ: Morgan Stanley Bank, 0.140%, 09/08/14 # (e)	15,000
22,000	Nuveen AMT-Free Municipal Income Fund, LIQ: Citibank N.A., 0.130%, 09/08/14 # (e)	22,000
10,000	Nuveen California Investment Quality Municipal Fund, Inc., LIQ: Royal Bank of Canada, 0.130%, 09/08/14 # (e)	10,000
5,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.120%, 09/08/14 # (e)	5,000
6,200	Nuveen Insured Municipal Opportunity Fund, Inc., LIQ: Citibank N.A., 0.140%, 09/08/14 # (e)	6,200
20,000	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: Deutsche Bank Trust Company Americas, 0.170%, 09/08/14 # (e)	20,000
14,600	Nuveen New Jersey Premium Income Municipal Fund, LIQ: Royal Bank of Canada, Inc., 0.130%, 09/08/14 # (e)	14,600
8,600	Nuveen New York Investment Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.110%, 09/08/14 # (e)	8,600
5,500	Nuveen Ohio Quality Income Municipal Fund, LIQ: Royal Bank of Canada, 0.140%, 09/08/14 # (e)	5,500
19,000	Nuveen Pennsylvania Investment Quality Municipal Fund, LIQ: Royal Bank of Canada, 0.150%, 09/08/14 # (e)	19,000
50,000	Nuveen Premium Income Municipal Fund II, Inc., LIQ: Barclays Bank plc, 0.140%, 09/08/14 # (e)	50,000

	Total Variable Rate Demand Preferred Shares (Cost $175,900)	175,900

	Total Investments — 100.4% (Cost $2,848,203)*	2,848,203
	Liabilities in Excess of Other Assets — (0.4)%	(10,110)

	NET ASSETS — 100.0%	$2,838,093

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	61

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COLL	— Collateral
CONS	— Consolidated Bonds
COP	— Certificate of Participation
CR	— Custodial Receipts
DN	— Discount Notes
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance, Inc.
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Insurance Corp.
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
MTA	— Metropolitan Transportation Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note
RE	— Reinsured
Rev.	— Revenue

ROCS	— Reset Option Certificates
SCAGO	— South Carolina Association of Governmental Organizations
TAN	— Tax Anticipation Note
TRAN	— Tax & Revenue Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2014.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2014.
XLCA	— Insured by XL Capital Assurance

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(w)	— When-issued security.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.

†	Agency Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent — At August 31, 2014, certain Funds had undivided interests in the Agency Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent with a maturity date of September 2, 2014, as follows (Amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
U.S. Government Money Market Fund	$400,000	$400,003	$412,000

Repurchase Agreements — August 31, 2014, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent were as follows:

Counterparty	Interest Rate	U.S. Government Money Market Fund
Barclays Capital, Inc.	0.060%	$400,000

At August 31, 2014, the Agency Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	0.000 to 48.565%	7/15/22 to 9/15/43
Federal National Mortgage Association	0.030 to 15.380%	4/25/18 to 5/25/44
Government National Mortgage Association	4.095 to 13.435%	12/20/28 to 4/16/44

††	Treasury Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent — At August 31, 2014, certain Funds had undivided interests in Treasury Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent with a maturity date of September 2, 2014, as follows (Amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
U.S. Treasury Plus Money Market Fund	$250,000	$250,001	$255,000

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

Repurchase Agreements – August 31, 2014, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent were as follows:

Counterparty	Interest Rate	U.S. Treasury Plus Money Market Fund
Barclays Capital, Inc.	0.040%	$250,000

At August 31, 2014, the Treasury Joint Trading Account #1, J.P. Morgan Investment Management Inc., as agent was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.000 to 0.500%	4/15/15 to 5/15/42

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	63

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund		Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$103,725,748		$16,894,253	$38,527,805	$6,835,631
Repurchase agreements, at value	6,121,750		919,900	14,301,760	7,707,564

Total investment securities, at value	109,847,498		17,814,153	52,829,565	14,543,195
Cash	1		—	26	—
Receivables:
Investment securities sold	—		—	—	761,956
Interest from non-affiliates	29,589		3,993	13,296	26,848
Prepaid expenses	—		—	258	—

Total Assets	109,877,088		17,818,146	52,843,145	15,331,999

LIABILITIES:
Payables:
Due to custodian	—		1	—	—
Distributions	1,707		148	266	—
Fund shares redeemed	11		—	—	—
Accrued liabilities:
Investment advisory fees	7,364		1,160	16	5
Administration fees	6,444		1,015	2,727	586
Shareholder servicing fees	2,277		443	—	2
Distribution fees	—	(a)	10	1	—
Custodian and accounting fees	2,046		546	1,212	324
Trustees’ and Chief Compliance Officer’s fees	7		3	48	2
Audit fees	86		66	29	62
Transfer agent fees	380		137	290	89
Printing and mailing costs	663		777	300	86
Proxy fees	1,174		—	—	—
Other	425		28	—	8

Total Liabilities	22,584		4,334	4,889	1,164

Net Assets	$109,854,504		$17,813,812	$52,838,256	$15,330,835

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$109,854,434	$17,814,007	$52,838,954	$15,331,101
Accumulated undistributed (distributions in excess of) net investment income	(407)	(305)	(988)	(456)
Accumulated net realized gains (losses)	477	110	290	190

Total Net Assets	$109,854,504	$17,813,812	$52,838,256	$15,330,835

Net Assets:
Class B	$695	$1,804	$—	$168
Class C	17,613	618,088	—	140,859
Agency	7,588,835	109,583	6,481,269	2,321,697
Capital	58,329,229	3,568,022	26,747,403	—
Cash Management	1,071,062	—	—	—
Direct	2,227,623	—	317,558	1,596,023
Eagle Class	352,343	—	1,689,578	100
E*Trade	—	6,648,105	—	—
IM	114,041	—	566,518	2,535,470
Institutional Class	32,374,636	4,487,675	6,697,614	6,411,696
Investor	935,058	110,651	3,258,449	216,327
Morgan	2,246,850	1,773,813	2,456,771	727,922
Premier	1,777,214	212,027	3,682,105	458,457
Reserve	1,157,306	172,950	119,491	922,016
Service	1,661,999	111,094	821,500	100

Total	$109,854,504	$17,813,812	$52,838,256	$15,330,835

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class B	694	1,804	—	168
Class C	17,612	618,087	—	140,867
Agency	7,588,810	109,583	6,481,538	2,321,657
Capital	58,329,193	3,568,032	26,746,394	—
Cash Management	1,071,048	—	—	—
Direct	2,227,616	—	317,620	1,596,125
Eagle Class	352,345	—	1,689,607	100
E*Trade	—	6,648,111	—	—
IM	114,040	—	566,498	2,535,332
Institutional Class	32,374,617	4,487,672	6,697,973	6,411,958
Investor	935,054	110,654	3,259,081	216,347
Morgan	2,246,826	1,773,820	2,456,734	727,963
Premier	1,777,189	212,026	3,682,382	458,520
Reserve	1,157,284	172,951	119,480	922,072
Service	1,661,964	111,095	821,618	100
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$103,725,748	$16,894,253	$38,527,805	$6,835,631
Cost of repurchase agreements	6,121,750	919,900	14,301,760	7,707,564

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$4,404,162		$22,964,720		$19,371,517		$2,848,203
Cash	7		1		68		—
Receivables:
Investment securities sold	—		—		13,081		14,442
Fund shares sold	9,338		—		—		—
Interest from non-affiliates	3,282		48,579		6,423		1,607
Due from Adviser	469		—		—		—
Prepaid expenses	93		—		—		—

Total Assets	4,417,351		23,013,300		19,391,089		2,864,252

LIABILITIES:
Payables:
Due to custodian	—		—		—		1
Distributions	20		—		142		1
Investment securities purchased	—		—		476,375		25,706
Fund shares redeemed	3,423		—		—		—
Accrued liabilities:
Investment advisory fees	—		—	(a)	—	(a)	70
Administration fees	—	(a)	400		713		169
Custodian and accounting fees	79		418		338		69
Trustees’ and Chief Compliance Officer’s fees	8		23		12		—
Printing and mailing costs	513		135		131		103
Proxy fees	—	(a)	266		272		—
Other	77		193		43		40

Total Liabilities	4,120		1,435		478,026		26,159

Net Assets	$4,413,231		$23,011,865		$18,913,063		$2,838,093

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$4,413,322	$23,011,880	$18,911,654	$2,837,972
Accumulated undistributed (distributions in excess of) net investment income	(155)	(455)	(9)	3
Accumulated net realized gains (losses)	64	440	1,418	118

Total Net Assets	$4,413,231	$23,011,865	$18,913,063	$2,838,093

Net Assets:
Agency	$238,559	$2,041,117	$284,308	$60,320
Capital	—	8,812,296	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,265,515	—
E*Trade	—	—	—	1,977,317
Institutional Class	3,817,906	9,709,341	10,946,618	184,363
Morgan	103,820	1,281,146	121,464	270,257
Premier	250,585	1,125,627	2,228,381	45,519
Reserve	2,361	42,238	4,066,677	10,845
Service	—	100	—	289,472

Total	$4,413,231	$23,011,865	$18,913,063	$2,838,093

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	238,592	2,041,185	284,282	60,316
Capital	—	8,812,209	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,265,400	—
E*Trade	—	—	—	1,977,224
Institutional Class	3,818,331	9,709,226	10,945,411	184,351
Morgan	103,832	1,281,174	121,447	270,248
Premier	250,613	1,125,658	2,228,186	45,517
Reserve	2,361	42,237	4,066,375	10,844
Service	—	100	—	289,463
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$4,404,162	$22,964,720	$19,371,517	$2,848,203

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	67

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$122,195	$20,840		$21,216	$4,934
Income from interfund lending (net)	—	5		—	—

Total investment income	122,195	20,845		21,216	4,934

EXPENSES:
Investment advisory fees	44,672	7,065		21,014	6,074
Administration fees	39,082	6,182		18,387	5,314
Distribution fees	9,526	22,718		6,076	2,049
Shareholder servicing fees	53,056	17,747		34,959	10,364
Custodian and accounting fees	1,343	426		892	186
Professional fees	614	132		212	84
Trustees’ and Chief Compliance Officer’s fees	573	88		294	79
Printing and mailing costs	447	821		263	83
Registration and filing fees	391	106		157	114
Transfer agent fees	1,465	300		631	203
Other	2,942	54		224	96

Total expenses	154,111	55,639		83,109	24,646

Less amounts waived	(46,790)	(38,149)		(64,492)	(19,711)
Less earnings credits	(5)	—	(a)	(28)	(1)

Net expenses	107,316	17,490		18,589	4,934

Net investment income (loss)	14,879	3,355		2,627	—

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	295	59		27	13

Change in net assets resulting from operations	$15,174	$3,414		$2,654	$13

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,556	$5,902	$8,902	$2,224

EXPENSES:
Investment advisory fees	1,768	9,472	7,652	1,144
Administration fees	1,547	8,288	6,694	1,001
Distribution fees	51	816	7,075	6,955
Shareholder servicing fees	2,665	13,107	17,774	4,115
Custodian and accounting fees	55	272	249	55
Interest expense to affiliates	—	—	1	—
Professional fees	46	154	124	48
Trustees’ and Chief Compliance Officer’s fees	25	133	107	12
Printing and mailing costs	227	115	76	117
Registration and filing fees	37	59	19	43
Transfer agent fees	86	248	182	45
Other	715	698	526	9

Total expenses	7,222	33,362	40,479	13,544

Less amounts waived	(5,418)	(27,460)	(32,533)	(11,457)
Less expense reimbursements	(469)	—	—	—

Net expenses	1,335	5,902	7,946	2,087

Net investment income (loss)	221	—	956	137

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	13	23	1,359	193

Change in net assets resulting from operations	$234	$23	$2,315	$330

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,879	$49,236	$3,355	$6,059
Net realized gain (loss)	295	702	59	96

Change in net assets resulting from operations	15,174	49,938	3,414	6,155

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	— (a)	— (a)	— (a)	— (a)
From net realized gains	—	— (a)	—	— (a)
Class C
From net investment income	(1)	(2)	(29)	(39)
From net realized gains	—	— (a)	—	(2)
Agency
From net investment income	(375)	(1,043)	(4)	(12)
From net realized gains	—	(88)	—	— (a)
Capital
From net investment income	(11,712)	(38,915)	(1,027)	(2,282)
From net realized gains	—	(755)	—	(17)
Cash Management
From net investment income	(44)	(72)	—	—
From net realized gains	—	(8)	—	—
Direct
From net investment income	(437)	(207)	—	—
From net realized gains	—	(10)	—	—
Eagle Class
From net investment income	(17)	(40)	—	—
From net realized gains	—	(4)	—	—
E*Trade
From net investment income	—	—	(1,582)	(2,386)
From net realized gains	—	—	—	(22)
IM
From net investment income	(112)	— (a)	—	—
From net realized gains	—	— (a)	—	—
Institutional Class
From net investment income	(1,820)	(8,119)	(586)	(987)
From net realized gains	—	(335)	—	(11)
Investor
From net investment income	(42)	(49)	(11)	(65)
From net realized gains	—	(6)	—	(2)
Morgan
From net investment income	(113)	(247)	(93)	(245)
From net realized gains	—	(27)	—	(10)
Premier
From net investment income	(97)	(226)	(7)	(11)
From net realized gains	—	(22)	—	— (a)
Reserve
From net investment income	(65)	(142)	(10)	(19)
From net realized gains	—	(15)	—	(1)
Service
From net investment income	(87)	(174)	(6)	(13)
From net realized gains	—	(20)	—	— (a)

Total distributions to shareholders	(14,922)	(50,526)	(3,355)	(6,124)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,073,854)	6,353,829	895,174	5,150,015

NET ASSETS:
Change in net assets	(6,073,602)	6,353,241	895,233	5,150,046
Beginning of period	115,928,106	109,574,865	16,918,579	11,768,533

End of period	$109,854,504	$115,928,106	$17,813,812	$16,918,579

Accumulated undistributed (distributions in excess of) net investment income	$(407)	$(364)	$(305)	$(305)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,627	$5,915	$—	$— (a)
Net realized gain (loss)	27	824	13	178

Change in net assets resulting from operations	2,654	6,739	13	178

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	—	— (a)
From net realized gains	—	—	—	— (a)
Class C
From net investment income	—	—	—	— (a)
From net realized gains	—	—	—	— (a)
Agency
From net investment income	(348)	(1,039)	—	(2)
From net realized gains	—	(144)	—	(9)
Capital
From net investment income	(1,261)	(2,667)	—	—
From net realized gains	—	(408)	—	—
Direct
From net investment income	(19)	(37)	—	(2)
From net realized gains	—	(4)	—	(5)
Eagle Class
From net investment income	(89)	(200)	—	— (a)
From net realized gains	—	(28)	—	— (a)
IM
From net investment income	(29)	(38)	—	(2)
From net realized gains	—	(7)	—	(5)
Institutional Class
From net investment income	(370)	(708)	—	(6)
From net realized gains	—	(105)	—	(21)
Investor
From net investment income	(169)	(450)	—	— (a)
From net realized gains	—	(60)	—	(1)
Morgan
From net investment income	(118)	(253)	—	— (a)
From net realized gains	—	(36)	—	(2)
Premier
From net investment income	(178)	(428)	—	— (a)
From net realized gains	—	(60)	—	(1)
Reserve
From net investment income	(3)	(4)	—	(1)
From net realized gains	—	(1)	—	(3)
Service
From net investment income	(43)	(91)	—	— (a)
From net realized gains	—	(14)	—	— (a)

Total distributions to shareholders	(2,627)	(6,782)	—	(60)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(554,754)	(7,768,906)	(573,286)	1,232,544

NET ASSETS:
Change in net assets	(554,727)	(7,768,949)	(573,273)	1,232,662
Beginning of period	53,392,983	61,161,932	15,904,108	14,671,446

End of period	$52,838,256	$53,392,983	$15,330,835	$15,904,108

Accumulated undistributed (distributions in excess of) net investment income	$(988)	$(988)	$(456)	$(456)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$221	$417	$—	$—
Net realized gain (loss)	13	74	23	517

Change in net assets resulting from operations	234	491	23	517

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(12)	(25)	—	(4)
From net realized gains	—	(3)	—	(42)
Capital
From net investment income	—	—	—	(14)
From net realized gains	—	—	—	(190)
Institutional Class
From net investment income	(190)	(347)	—	(15)
From net realized gains	—	(51)	—	(184)
Morgan
From net investment income	(5)	(11)	—	(3)
From net realized gains	—	(1)	—	(33)
Premier
From net investment income	(14)	(33)	—	(2)
From net realized gains	—	(5)	—	(25)
Reserve
From net investment income	— (a)	(1)	—	— (a)
From net realized gains	—	— (a)	—	(1)
Service
From net investment income	—	—	—	— (a)
From net realized gains	—	—	—	— (a)

Total distributions to shareholders	(221)	(477)	—	(513)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(32,439)	488,970	(392,850)	(1,158,441)

NET ASSETS:
Change in net assets	(32,426)	488,984	(392,827)	(1,158,437)
Beginning of period	4,445,657	3,956,673	23,404,692	24,563,129

End of period	$4,413,231	$4,445,657	$23,011,865	$23,404,692

Accumulated undistributed (distributions in excess of) net investment income	$(155)	$(155)	$(455)	$(455)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$956	$1,636	$137	$266
Net realized gain (loss)	1,359	824	193	78

Change in net assets resulting from operations	2,315	2,460	330	344

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(18)	(29)	(2)	(4)
From net realized gains	—	(31)	—	—
Direct
From net investment income	— (a)	— (a)	—	—
From net realized gains	—	— (a)	—	—
Eagle Class
From net investment income	(65)	(134)	—	—
From net realized gains	—	(133)	—	—
E*Trade
From net investment income	—	—	(100)	(194)
Institutional Class
From net investment income	(535)	(605)	(8)	(41)
From net realized gains	—	(771)	—	—
Morgan
From net investment income	(10)	(27)	(12)	(14)
From net realized gains	—	(27)	—	—
Premier
From net investment income	(114)	(350)	(2)	(2)
From net realized gains	—	(415)	—	—
Reserve
From net investment income	(214)	(486)	(1)	(2)
From net realized gains	—	(457)	—	—
Service
From net investment income	—	—	(12)	(9)

Total distributions to shareholders	(956)	(3,465)	(137)	(266)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(531,230)	236,978	(60,052)	59,134

NET ASSETS:
Change in net assets	(529,871)	235,973	(59,859)	59,212
Beginning of period	19,442,934	19,206,961	2,897,952	2,838,740

End of period	$18,913,063	$19,442,934	$2,838,093	$2,897,952

Accumulated undistributed (distributions in excess of) net investment income	$(9)	$(9)	$3	$3

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$41	$328	$86	$677
Distributions reinvested	— (a)	— (a)	— (a)	— (a)
Cost of shares redeemed	(205)	(1,356)	(568)	(2,034)

Change in net assets resulting from Class B capital transactions	$(164)	$(1,028)	$(482)	$(1,357)

Class C
Proceeds from shares issued	$7,628	$40,993	$224,341	$643,314
Distributions reinvested	1	2	29	41
Cost of shares redeemed	(7,675)	(32,424)	(276,911)	(337,174)

Change in net assets resulting from Class C capital transactions	$(46)	$8,571	$(52,541)	$306,181

Agency
Proceeds from shares issued	$164,769,101	$356,924,268	$337,955	$599,080
Distributions reinvested	57	282	2	6
Cost of shares redeemed	(164,745,700)	(356,891,630)	(300,329)	(649,518)

Change in net assets resulting from Agency capital transactions	$23,458	$32,920	$37,628	$(50,432)

Capital
Proceeds from shares issued	$316,555,322	$719,046,984	$9,301,124	$20,935,658
Distributions reinvested	4,348	17,012	812	1,698
Cost of shares redeemed	(326,424,318)	(719,011,509)	(9,529,183)	(19,948,333)

Change in net assets resulting from Capital capital transactions	$(9,864,648)	$52,487	$(227,247)	$989,023

Cash Management
Proceeds from shares issued	$1,684,219	$2,249,680	$—	$—
Distributions reinvested	42	78	—	—
Cost of shares redeemed	(1,366,858)	(2,198,538)	—	—

Change in net assets resulting from Cash Management capital transactions	$317,403	$51,220	$—	$—

Direct
Proceeds from shares issued	$2,444,225	$2,831,185	$—	$—
Distributions reinvested	—	10	—	—
Cost of shares redeemed	(1,812,648)	(1,989,344)	—	—

Change in net assets resulting from Direct capital transactions	$631,577	$841,851	$—	$—

Eagle Class
Proceeds from shares issued	$254,292	$572,980	$—	$—
Distributions reinvested	17	44	—	—
Cost of shares redeemed	(275,291)	(630,866)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(20,982)	$(57,842)	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$1,586,574	$4,430,167
Distributions reinvested	—	—	1,582	2,408
Cost of shares redeemed	—	—	(862,145)	(957,157)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$726,011	$3,475,418

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS: (continued)
IM
Proceeds from shares issued	$3,225,801	$—	$—	$—
Distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	(3,111,861)	— (a)	—	—

Change in net assets resulting from IM capital transactions	$113,940	$— (a)	$—	$—

Institutional Class
Proceeds from shares issued	$63,635,420	$140,245,008	$18,145,770	$26,731,713
Distributions reinvested	303	2,281	142	133
Cost of shares redeemed	(60,400,168)	(134,603,869)	(16,559,256)	(26,365,272)

Change in net assets resulting from Institutional Class capital transactions	$3,235,555	$5,643,420	$1,586,656	$366,574

Investor
Proceeds from shares issued	$421,201	$662,077	$1,178,602	$9,694,350
Distributions reinvested	42	55	1	56
Cost of shares redeemed	(179,108)	(372,537)	(1,821,776)	(9,508,265)

Change in net assets resulting from Investor capital transactions	$242,135	$289,595	$(643,173)	$186,141

Morgan
Proceeds from shares issued	$59,406,023	$136,511,609	$1,713,557	$8,389,839
Distributions reinvested	63	155	84	240
Cost of shares redeemed	(59,492,159)	(136,728,722)	(2,307,328)	(8,494,856)

Change in net assets resulting from Morgan capital transactions	$(86,073)	$(216,958)	$(593,687)	$(104,777)

Premier
Proceeds from shares issued	$20,783,300	$60,901,255	$585,325	$965,328
Distributions reinvested	32	102	1	2
Cost of shares redeemed	(21,027,494)	(61,420,103)	(504,033)	(989,372)

Change in net assets resulting from Premier capital transactions	$(244,162)	$(518,746)	$81,293	$(24,042)

Reserve
Proceeds from shares issued	$29,384,255	$92,338,737	$21,641,876	$41,580,858
Distributions reinvested	53	117	1	4
Cost of shares redeemed	(29,653,651)	(92,361,282)	(21,653,800)	(41,574,017)

Change in net assets resulting from Reserve capital transactions	$(269,343)	$(22,428)	$(11,923)	$6,845

Service
Proceeds from shares issued	$680,392	$1,727,149	$9,802,421	$22,726,885
Distributions reinvested	87	194	2	4
Cost of shares redeemed	(832,983)	(1,476,576)	(9,809,784)	(22,726,448)

Change in net assets resulting from Service capital transactions	$(152,504)	$250,767	$(7,361)	$441

Total change in net assets resulting from capital transactions	$(6,073,854)	$6,353,829	$895,174	$5,150,015

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class B
Issued	41	328	86	675
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(205)	(1,356)	(568)	(2,033)

Change in Class B Shares	(164)	(1,028)	(482)	(1,358)

Class C
Issued	7,628	40,993	224,341	643,327
Reinvested	1	2	29	41
Redeemed	(7,675)	(32,424)	(276,911)	(337,171)

Change in Class C Shares	(46)	8,571	(52,541)	306,197

Agency
Issued	164,769,101	356,924,268	337,955	599,073
Reinvested	57	282	2	6
Redeemed	(164,745,700)	(356,891,630)	(300,329)	(649,518)

Change in Agency Shares	23,458	32,920	37,628	(50,439)

Capital
Issued	316,555,322	719,046,984	9,301,124	20,935,700
Reinvested	4,348	17,012	812	1,698
Redeemed	(326,424,318)	(719,011,509)	(9,529,183)	(19,948,333)

Change in Capital Shares	(9,864,648)	52,487	(227,247)	989,065

Cash Management
Issued	1,684,219	2,249,680	—	—
Reinvested	42	78	—	—
Redeemed	(1,366,858)	(2,198,538)	—	—

Change in Cash Management Shares	317,403	51,220	—	—

Direct
Issued	2,444,225	2,831,185	—	—
Reinvested	—	10	—	—
Redeemed	(1,812,648)	(1,989,344)	—	—

Change in Direct Shares	631,577	841,851	—	—

Eagle Class
Issued	254,292	572,980	—	—
Reinvested	17	44	—	—
Redeemed	(275,291)	(630,866)	—	—

Change in Eagle Class Shares	(20,982)	(57,842)	—	—

E*Trade
Issued	—	—	1,586,574	4,430,199
Reinvested	—	—	1,582	2,408
Redeemed	—	—	(862,145)	(957,157)

Change in E*Trade Shares	—	—	726,011	3,475,450

IM
Issued	3,225,801	—	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(3,111,861)	— (a)	—	—

Change in IM Shares	113,940	— (a)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	63,635,420	140,245,008	18,145,770	26,731,693
Reinvested	303	2,281	142	133
Redeemed	(60,400,168)	(134,603,869)	(16,559,256)	(26,365,272)

Change in Institutional Class Shares	3,235,555	5,643,420	1,586,656	366,554

Investor
Issued	421,201	662,077	1,178,602	9,694,303
Reinvested	42	55	1	56
Redeemed	(179,108)	(372,537)	(1,821,776)	(9,508,232)

Change in Investor Shares	242,135	289,595	(643,173)	186,127

Morgan
Issued	59,406,023	136,511,609	1,713,557	8,389,859
Reinvested	63	155	84	240
Redeemed	(59,492,159)	(136,728,722)	(2,307,328)	(8,494,831)

Change in Morgan Shares	(86,073)	(216,958)	(593,687)	(104,732)

Premier
Issued	20,783,300	60,901,255	585,325	965,335
Reinvested	32	102	1	2
Redeemed	(21,027,494)	(61,420,103)	(504,033)	(989,364)

Change in Premier Shares	(244,162)	(518,746)	81,293	(24,027)

Reserve
Issued	29,384,255	92,338,737	21,641,876	41,580,743
Reinvested	53	117	1	4
Redeemed	(29,653,651)	(92,361,282)	(21,653,800)	(41,574,006)

Change in Reserve Shares	(269,343)	(22,428)	(11,923)	6,741

Service
Issued	680,392	1,727,149	9,802,421	22,726,877
Reinvested	87	194	2	4
Redeemed	(832,983)	(1,476,576)	(9,809,784)	(22,726,448)

Change in Service Shares	(152,504)	250,767	(7,361)	433

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$47	$84
Distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(29)	(323)

Change in net assets resulting from Class B capital transactions	$—	$—	$18	$(239)

Class C
Proceeds from shares issued	$—	$—	$37,199	$182,038
Distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(38,752)	(225,176)

Change in net assets resulting from Class C capital transactions	$—	$—	$(1,553)	$(43,138)

Agency
Proceeds from shares issued	$85,589,795	$209,089,095	$37,859,261	$70,120,819
Distributions reinvested	26	208	—	9
Cost of shares redeemed	(86,206,959)	(211,702,871)	(38,128,506)	(70,399,538)

Change in net assets resulting from Agency capital transactions	$(617,138)	$(2,613,568)	$(269,245)	$(278,710)

Capital
Proceeds from shares issued	$104,916,056	$256,309,591	$—	$—
Distributions reinvested	663	1,807	—	—
Cost of shares redeemed	(103,987,174)	(258,705,708)	—	—

Change in net assets resulting from Capital capital transactions	$929,545	$(2,394,310)	$—	$—

Direct
Proceeds from shares issued	$534,541	$842,248	$1,458,653	$2,617,001
Distributions reinvested	—	4	—	5
Cost of shares redeemed	(498,422)	(953,145)	(1,518,464)	(2,595,727)

Change in net assets resulting from Direct capital transactions	$36,119	$(110,893)	$(59,811)	$21,279

Eagle Class
Proceeds from shares issued	$448,452	$1,175,166	$—	$—
Distributions reinvested	89	226	—	— (a)
Cost of shares redeemed	(597,325)	(1,556,413)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(148,784)	$(381,021)	$—	$— (a)

IM
Proceeds from shares issued	$278,815	$3,145,597	$7,523,414	$16,042,339
Distributions reinvested	— (a)	8	—	5
Cost of shares redeemed	(275,737)	(2,582,285)	(6,919,589)	(14,110,937)

Change in net assets resulting from IM capital transactions	$3,078	$563,320	$603,825	$1,931,407

Institutional Class
Proceeds from shares issued	$25,194,676	$63,764,740	$23,062,133	$58,179,162
Distributions reinvested	50	165	—	17
Cost of shares redeemed	(25,596,878)	(64,929,163)	(23,946,745)	(58,438,833)

Change in net assets resulting from Institutional Class capital transactions	$(402,152)	$(1,164,258)	$(884,612)	$(259,654)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS: (continued)
Investor
Proceeds from shares issued	$813,384	$2,499,033	$230,014	$705,945
Distributions reinvested	169	510	—	— (a)
Cost of shares redeemed	(1,219,784)	(3,272,164)	(251,153)	(768,902)

Change in net assets resulting from Investor capital transactions	$(406,231)	$(772,621)	$(21,139)	$(62,957)

Morgan
Proceeds from shares issued	$41,030,056	$81,354,935	$20,750,940	$47,315,780
Distributions reinvested	22	85	—	1
Cost of shares redeemed	(41,009,043)	(81,714,532)	(20,635,166)	(47,300,727)

Change in net assets resulting from Morgan capital transactions	$21,035	$(359,512)	$115,774	$15,054

Premier
Proceeds from shares issued	$24,783,760	$59,312,011	$13,572,071	$30,852,504
Distributions reinvested	10	43	—	1
Cost of shares redeemed	(24,747,744)	(59,850,267)	(13,607,540)	(30,970,212)

Change in net assets resulting from Premier capital transactions	$36,026	$(538,213)	$(35,469)	$(117,707)

Reserve
Proceeds from shares issued	$2,603,012	$6,025,168	$18,484,169	$42,479,948
Distributions reinvested	3	2	—	4
Cost of shares redeemed	(2,532,414)	(6,010,800)	(18,505,243)	(42,452,743)

Change in net assets resulting from Reserve capital transactions	$70,601	$14,370	$(21,074)	$27,209

Service
Proceeds from shares issued	$2,361,606	$4,969,492	$—	$—
Distributions reinvested	43	103	—	— (a)
Cost of shares redeemed	(2,438,502)	(4,981,795)	—	—

Change in net assets resulting from Service capital transactions	$(76,853)	$(12,200)	$—	$— (a)

Total change in net assets resulting from capital transactions	$(554,754)	$(7,768,906)	$(573,286)	$1,232,544

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class B
Issued	—	—	47	84
Reinvested	—	—	—	— (a)
Redeemed	—	—	(29)	(323)

Change in Class B Shares	—	—	18	(239)

Class C
Issued	—	—	37,199	182,038
Reinvested	—	—	—	— (a)
Redeemed	—	—	(38,752)	(225,176)

Change in Class C Shares	—	—	(1,553)	(43,138)

Agency
Issued	85,589,795	209,089,095	37,859,261	70,120,819
Reinvested	26	208	—	9
Redeemed	(86,206,959)	(211,702,871)	(38,128,506)	(70,399,538)

Change in Agency Shares	(617,138)	(2,613,568)	(269,245)	(278,710)

Capital
Issued	104,916,056	256,309,591	—	—
Reinvested	663	1,807	—	—
Redeemed	(103,987,174)	(258,705,708)	—	—

Change in Capital Shares	929,545	(2,394,310)	—	—

Direct
Issued	534,541	842,248	1,458,653	2,617,001
Reinvested	—	4	—	5
Redeemed	(498,422)	(953,145)	(1,518,464)	(2,595,727)

Change in Direct Shares	36,119	(110,893)	(59,811)	21,279

Eagle Class
Issued	448,452	1,175,166	—	—
Reinvested	89	226	—	— (a)
Redeemed	(597,325)	(1,556,413)	—	—

Change in Eagle Class Shares	(148,784)	(381,021)	—	— (a)

IM
Issued	278,815	3,145,597	7,523,414	16,042,339
Reinvested	— (a)	8	—	5
Redeemed	(275,737)	(2,582,285)	(6,919,589)	(14,110,937)

Change in IM Shares	3,078	563,320	603,825	1,931,407

Institutional Class
Issued	25,194,676	63,764,740	23,062,133	58,179,162
Reinvested	50	165	—	17
Redeemed	(25,596,878)	(64,929,163)	(23,946,745)	(58,438,833)

Change in Institutional Class Shares	(402,152)	(1,164,258)	(884,612)	(259,654)

Investor
Issued	813,384	2,499,033	230,014	705,945
Reinvested	169	510	—	— (a)
Redeemed	(1,219,784)	(3,272,164)	(251,153)	(768,902)

Change in Investor Shares	(406,231)	(772,621)	(21,139)	(62,957)

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS: (continued)
Morgan
Issued	41,030,056	81,354,935	20,750,940	47,315,780
Reinvested	22	85	—	1
Redeemed	(41,009,043)	(81,714,532)	(20,635,166)	(47,300,727)

Change in Morgan Shares	21,035	(359,512)	115,774	15,054

Premier
Issued	24,783,760	59,312,011	13,572,071	30,852,504
Reinvested	10	43	—	1
Redeemed	(24,747,744)	(59,850,267)	(13,607,540)	(30,970,212)

Change in Premier Shares	36,026	(538,213)	(35,469)	(117,707)

Reserve
Issued	2,603,012	6,025,168	18,484,169	42,479,948
Reinvested	3	2	—	4
Redeemed	(2,532,414)	(6,010,800)	(18,505,243)	(42,452,743)

Change in Reserve Shares	70,601	14,370	(21,074)	27,209

Service
Issued	2,361,606	4,969,492	—	—
Reinvested	43	103	—	— (a)
Redeemed	(2,438,502)	(4,981,795)	—	—

Change in Service Shares	(76,853)	(12,200)	—	— (a)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$162,994	$676,075	$44,435,256	$99,386,880
Distributions reinvested	1	3	—	37
Cost of shares redeemed	(157,716)	(701,500)	(44,386,042)	(100,080,873)

Change in net assets resulting from Agency capital transactions	$5,279	$(25,422)	$49,214	$(693,956)

Capital
Proceeds from shares issued	$—	$—	$14,769,084	$30,292,829
Distributions reinvested	—	—	—	144
Cost of shares redeemed	—	—	(15,425,461)	(30,550,590)

Change in net assets resulting from Capital capital transactions	$—	$—	$(656,377)	$(257,617)

Institutional Class
Proceeds from shares issued	$3,721,788	$7,498,430	$13,666,587	$25,173,550
Distributions reinvested	94	206	—	70
Cost of shares redeemed	(3,739,866)	(6,922,080)	(13,100,621)	(24,793,778)

Change in net assets resulting from Institutional Class capital transactions	$(17,984)	$576,556	$565,966	$379,842

Morgan
Proceeds from shares issued	$337,234	$1,086,560	$54,930,925	$114,731,189
Distributions reinvested	3	9	—	23
Cost of shares redeemed	(330,068)	(1,117,858)	(55,275,561)	(115,074,793)

Change in net assets resulting from Morgan capital transactions	$7,169	$(31,289)	$(344,636)	$(343,581)

Premier
Proceeds from shares issued	$241,220	$795,053	$21,910,934	$54,583,014
Distributions reinvested	6	13	—	7
Cost of shares redeemed	(268,060)	(810,134)	(21,915,942)	(54,813,419)

Change in net assets resulting from Premier capital transactions	$(26,834)	$(15,068)	$(5,008)	$(230,398)

Reserve
Proceeds from shares issued	$11,522	$62,383	$30,240	$85,989
Distributions reinvested	— (a)	1	—	1
Cost of shares redeemed	(11,591)	(78,191)	(32,249)	(98,721)

Change in net assets resulting from Reserve capital transactions	$(69)	$(15,807)	$(2,009)	$(12,731)

Service
Distributions reinvested	—	—	—	— (a)

Change in net assets resulting from Service capital transactions	$—	$—	$—	$— (a)

Total change in net assets resulting from capital transactions	$(32,439)	$488,970	$(392,850)	$(1,158,441)

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Agency
Issued	162,992	676,069	44,435,256	99,386,880
Reinvested	1	3	—	37
Redeemed	(157,711)	(701,500)	(44,386,042)	(100,080,873)

Change in Agency Shares	5,282	(25,428)	49,214	(693,956)

Capital
Issued	—	—	14,769,084	30,292,829
Reinvested	—	—	—	144
Redeemed	—	—	(15,425,461)	(30,550,590)

Change in Capital Shares	—	—	(656,377)	(257,617)

Institutional Class
Issued	3,721,804	7,498,432	13,666,587	25,173,550
Reinvested	94	206	—	70
Redeemed	(3,739,862)	(6,922,080)	(13,100,621)	(24,793,778)

Change in Institutional Class Shares	(17,964)	576,558	565,966	379,842

Morgan
Issued	337,227	1,086,560	54,930,925	114,731,189
Reinvested	3	9	—	23
Redeemed	(330,068)	(1,117,848)	(55,275,561)	(115,074,793)

Change in Morgan Shares	7,162	(31,279)	(344,636)	(343,581)

Premier
Issued	241,205	795,047	21,910,934	54,583,014
Reinvested	6	13	—	7
Redeemed	(268,060)	(810,134)	(21,915,942)	(54,813,419)

Change in Premier Shares	(26,849)	(15,074)	(5,008)	(230,398)

Reserve
Issued	11,522	62,383	30,240	85,989
Reinvested	— (a)	1	—	1
Redeemed	(11,591)	(78,191)	(32,249)	(98,721)

Change in Reserve Shares	(69)	(15,807)	(2,009)	(12,731)

Service
Reinvested	—	—	—	— (a)

Change in Service Shares	—	—	—	— (a)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$797,239	$1,641,669	$307,960	$693,205
Distributions reinvested	3	21	— (a)	— (a)
Cost of shares redeemed	(820,705)	(1,744,807)	(286,925)	(718,709)

Change in net assets resulting from Agency capital transactions	$(23,463)	$(103,117)	$21,035	$(25,504)

Direct
Distributions reinvested	— (a)	— (a)	—	—

Change in net assets resulting from Direct capital transactions	$— (a)	$— (a)	$—	$—

Eagle Class
Proceeds from shares issued	$390,979	$1,066,727	$—	$—
Distributions reinvested	65	266	—	—
Cost of shares redeemed	(455,337)	(1,101,129)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(64,293)	$(34,136)	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$278,740	$586,334
Distributions reinvested	—	—	100	194
Cost of shares redeemed	—	—	(293,814)	(468,574)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$(14,974)	$117,954

Institutional Class
Proceeds from shares issued	$28,174,520	$46,037,282	$311,738	$258,861
Distributions reinvested	42	184	8	38
Cost of shares redeemed	(27,879,512)	(40,674,889)	(351,989)	(237,314)

Change in net assets resulting from Institutional Class capital transactions	$295,050	$5,362,577	$(40,243)	$21,585

Morgan
Proceeds from shares issued	$9,295,006	$27,057,066	$453,829	$1,666,187
Distributions reinvested	1	18	12	14
Cost of shares redeemed	(9,453,670)	(27,225,379)	(513,934)	(1,692,027)

Change in net assets resulting from Morgan capital transactions	$(158,663)	$(168,295)	$(60,093)	$(25,826)

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
Premier
Proceeds from shares issued	$8,537,713	$26,017,014	$37,370	$69,151
Distributions reinvested	5	27	2	2
Cost of shares redeemed	(8,699,680)	(28,517,595)	(32,214)	(80,831)

Change in net assets resulting from Premier capital transactions	$(161,962)	$(2,500,554)	$5,158	$(11,678)

Reserve
Proceeds from shares issued	$7,178,695	$31,097,009	$2,431,708	$10,647,159
Distributions reinvested	19	65	— (a)	— (a)
Cost of shares redeemed	(7,596,613)	(33,416,571)	(2,453,774)	(10,659,502)

Change in net assets resulting from Reserve capital transactions	$(417,899)	$(2,319,497)	$(22,066)	$(12,343)

Service
Proceeds from shares issued	$—	$—	$1,609,278	$3,471,198
Distributions reinvested	—	—	12	9
Cost of shares redeemed	—	—	(1,558,159)	(3,476,261)

Change in net assets resulting from Service capital transactions	$—	$—	$51,131	$(5,054)

Total change in net assets resulting from capital transactions	$(531,230)	$236,978	$(60,052)	$59,134

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Agency
Issued	797,239	1,641,669	307,960	693,205
Reinvested	3	21	— (a)	— (a)
Redeemed	(820,705)	(1,744,737)	(286,925)	(718,709)

Change in Agency Shares	(23,463)	(103,047)	21,035	(25,504)

Direct
Reinvested	— (a)	— (a)	—	—

Change in Direct Shares	— (a)	— (a)	—	—

Eagle Class
Issued	390,979	1,066,696	—	—
Reinvested	65	266	—	—
Redeemed	(455,337)	(1,101,129)	—	—

Change in Eagle Class Shares	(64,293)	(34,167)	—	—

E*Trade
Issued	—	—	278,740	586,334
Reinvested	—	—	100	194
Redeemed	—	—	(293,814)	(468,574)

Change in E*Trade Shares	—	—	(14,974)	117,954

Institutional Class
Issued	28,174,520	46,037,282	311,738	258,861
Reinvested	42	184	8	38
Redeemed	(27,879,512)	(40,674,649)	(351,989)	(237,314)

Change in Institutional Class Shares	295,050	5,362,817	(40,243)	21,585

Morgan
Issued	9,295,006	27,056,762	453,829	1,666,187
Reinvested	1	18	12	14
Redeemed	(9,453,670)	(27,225,379)	(513,934)	(1,692,027)

Change in Morgan Shares	(158,663)	(168,599)	(60,093)	(25,826)

Premier
Issued	8,537,713	26,017,014	37,370	69,151
Reinvested	5	27	2	2
Redeemed	(8,699,680)	(28,517,531)	(32,214)	(80,831)

Change in Premier Shares	(161,962)	(2,500,490)	5,158	(11,678)

Reserve
Issued	7,178,695	31,096,971	2,431,708	10,647,159
Reinvested	19	65	— (a)	— (a)
Redeemed	(7,596,613)	(33,416,571)	(2,453,774)	(10,659,502)

Change in Reserve Shares	(417,899)	(2,319,535)	(22,066)	(12,343)

Service
Issued	—	—	1,609,278	3,471,198
Reinvested	—	—	12	9
Redeemed	—	—	(1,558,159)	(3,476,261)

Change in Service Shares	—	—	51,131	(5,054)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund
Class B
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Class C
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Agency
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Capital
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Cash Management
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Direct
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$695	0.21%		0.01%		1.16%
1.00	0.01		858	0.23		0.01		1.16
1.00	0.01		1,886	0.33		0.01		1.16
1.00	0.01		2,829	0.29		0.01		1.16
1.00	0.01		4,473	0.31		0.01		1.16
1.00	0.00	(e)	6,932	0.59	(f)	0.00	(e)	1.17

1.00	0.01		17,613	0.21		0.01		1.16
1.00	0.01		17,658	0.23		0.01		1.16
1.00	0.01		9,087	0.32		0.01		1.16
1.00	0.01		9,993	0.29		0.01		1.16
1.00	0.01		12,361	0.32		0.01		1.16
1.00	0.00	(e)	6,723	0.58	(f)	0.00	(e)	1.17

1.00	0.01		7,588,835	0.21		0.01		0.31
1.00	0.01		7,565,361	0.23		0.01		0.31
1.00	0.08		7,532,479	0.26		0.08		0.31
1.00	0.04		8,019,311	0.26		0.04		0.31
1.00	0.07		12,815,353	0.26		0.07		0.31
1.00	0.26		11,341,161	0.28	(f)	0.27		0.32

1.00	0.02		58,329,229	0.18		0.04		0.21
1.00	0.06		68,193,741	0.18		0.06		0.21
1.00	0.16		68,141,597	0.18		0.16		0.21
1.00	0.12		75,485,880	0.18		0.12		0.21
1.00	0.15		76,648,261	0.18		0.14		0.21
1.00	0.35		86,818,790	0.18	(g)	0.35		0.22

1.00	0.01		1,071,062	0.21		0.01		0.96
1.00	0.01		753,657	0.23		0.01		0.96
1.00	0.01		702,440	0.32		0.01		0.96
1.00	0.01		527,614	0.29		0.01		0.96
1.00	0.01		565,910	0.32		0.01		0.96
1.00	0.00	(e)	385,509	0.53	(g)	0.00	(e)	0.97

1.00	0.02		2,227,623	0.18		0.04		0.31
1.00	0.02		1,596,040	0.21		0.02		0.31
1.00	0.04		754,195	0.30		0.04		0.31
1.00	0.02		1,558,831	0.28		0.02		0.31
1.00	0.03		1,183,658	0.29		0.03		0.31
1.00	0.04		1,009,356	0.30		0.04		0.30

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund (continued)
Eagle Class
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 10, 2010 (h) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 31, 2012 (h) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Investor
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$352,343	0.21%		0.01%		0.71%
1.00	0.01		373,324	0.23		0.01		0.71
1.00	0.01		431,169	0.35		0.01		0.71
1.00	0.01		838,513	0.29		0.01		0.71
1.00	0.01		1,207,045	0.41		0.01		0.88

1.00	0.03		114,041	0.16		0.06		0.16
1.00	0.08		100	0.16		0.08		0.16
1.00	0.12		100	0.16		0.16		0.16

1.00	0.01		32,374,636	0.21		0.01		0.26
1.00	0.03		29,139,007	0.21		0.03		0.26
1.00	0.13		23,495,745	0.21		0.13		0.26
1.00	0.09		26,769,490	0.21		0.09		0.26
1.00	0.12		29,886,053	0.21		0.11		0.26
1.00	0.32		39,053,068	0.22	(g)	0.32		0.27

1.00	0.01		935,058	0.21		0.01		0.51
1.00	0.01		692,922	0.23		0.01		0.51
1.00	0.01		403,330	0.33		0.01		0.51
1.00	0.01		520,797	0.29		0.01		0.51
1.00	0.01		480,917	0.32		0.01		0.51
1.00	0.00	(e)	613,967	0.32		0.00	(e)	0.50

1.00	0.01		2,246,850	0.21		0.01		0.51
1.00	0.01		2,332,919	0.23		0.01		0.51
1.00	0.01		2,549,889	0.33		0.01		0.51
1.00	0.01		2,667,326	0.29		0.01		0.51
1.00	0.01		2,936,414	0.31		0.01		0.51
1.00	0.10		3,892,404	0.45	(f)	0.13		0.52

1.00	0.01		1,777,214	0.21		0.01		0.46
1.00	0.01		2,021,372	0.23		0.01		0.46
1.00	0.01		2,540,125	0.33		0.01		0.46
1.00	0.01		3,338,000	0.29		0.01		0.46
1.00	0.01		5,021,450	0.31		0.01		0.46
1.00	0.13		5,852,367	0.42	(f)	0.14		0.47

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$1,157,306	0.21%		0.01%		0.71%
1.00	0.01		1,426,646	0.23		0.01		0.71
1.00	0.01		1,449,080	0.32		0.01		0.71
1.00	0.01		1,526,992	0.29		0.01		0.71
1.00	0.01		1,781,936	0.31		0.01		0.71
1.00	0.04		2,569,511	0.52	(f)	0.04		0.72

1.00	0.01		1,661,999	0.21		0.01		1.06
1.00	0.01		1,814,501	0.23		0.01		1.06
1.00	0.01		1,563,743	0.32		0.01		1.06
1.00	0.01		1,419,924	0.29		0.01		1.06
1.00	0.01		1,088,239	0.31		0.01		1.06
1.00	0.00	(e)	1,007,290	0.32		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund
Class B
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Class C
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Agency
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Capital
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

E*Trade
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$1,804	0.23%		0.01%		1.17%
1.00	0.01		2,286	0.24		0.01		1.18
1.00	0.01		3,643	0.35		0.01		1.17
1.00	0.01		6,248	0.30		0.01		1.17
1.00	0.02		9,102	0.33		0.01		1.17
1.00	0.00	(e)	17,713	0.63	(f)	0.00	(e)	1.18

1.00	0.01		618,088	0.23		0.01		1.17
1.00	0.01		670,626	0.24		0.01		1.18
1.00	0.01		364,445	0.34		0.01		1.17
1.00	0.01		398,734	0.30		0.01		1.17
1.00	0.02		419,195	0.33		0.01		1.18
1.00	0.00	(e)	420,552	0.59	(f)	0.00	(e)	1.18

1.00	0.01		109,583	0.23		0.01		0.32
1.00	0.01		71,955	0.24		0.01		0.33
1.00	0.09		122,386	0.26		0.09		0.32
1.00	0.05		134,975	0.26		0.05		0.32
1.00	0.09		415,248	0.26		0.08		0.33
1.00	0.30		308,594	0.28	(f)	0.31		0.33

1.00	0.03		3,568,022	0.18		0.06		0.22
1.00	0.07		3,795,256	0.18		0.07		0.23
1.00	0.17		2,806,226	0.18		0.17		0.22
1.00	0.13		2,985,462	0.18		0.13		0.22
1.00	0.17		2,296,780	0.18		0.16		0.22
1.00	0.40		3,953,966	0.19	(f)	0.39		0.23

1.00	0.03		6,648,105	0.19		0.05		1.07
1.00	0.05		5,922,072	0.20		0.05		1.08
1.00	0.05		2,446,643	0.27		0.05		1.07
1.00	0.05		199,806	0.26		0.05		1.07
1.00	0.06		187,244	0.29		0.05		1.07
1.00	0.03		179,380	0.32		0.05		1.06

1.00	0.01		4,487,675	0.21		0.03		0.27
1.00	0.04		2,901,004	0.21		0.04		0.28
1.00	0.14		2,534,423	0.21		0.14		0.27
1.00	0.10		4,243,305	0.21		0.10		0.27
1.00	0.14		2,183,936	0.21		0.13		0.27
1.00	0.36		2,438,682	0.22	(f)	0.33		0.28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund (continued)
Investor
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Reserve
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$110,651	0.22%		0.01%		0.52%
1.00	0.01		753,825	0.24		0.01		0.53
1.00	0.01		567,682	0.34		0.01		0.52
1.00	0.01		562,453	0.30		0.01		0.52
1.00	0.02		491,592	0.33		0.01		0.52
1.00	0.12		572,388	0.47	(f)	0.14		0.53

1.00	0.01		1,773,813	0.23		0.01		0.62
1.00	0.01		2,367,494	0.24		0.01		0.63
1.00	0.01		2,472,266	0.34		0.01		0.62
1.00	0.01		2,975,898	0.30		0.01		0.62
1.00	0.02		2,964,774	0.33		0.01		0.62
1.00	0.09		3,141,289	0.49	(f)	0.09		0.63

1.00	0.01		212,027	0.23		0.01		0.47
1.00	0.01		130,733	0.24		0.01		0.48
1.00	0.01		154,775	0.34		0.01		0.47
1.00	0.01		166,487	0.30		0.01		0.47
1.00	0.02		231,302	0.33		0.01		0.47
1.00	0.15		317,407	0.44	(f)	0.16		0.48

1.00	0.01		172,950	0.23		0.01		0.72
1.00	0.01		184,873	0.24		0.01		0.73
1.00	0.01		178,029	0.34		0.01		0.72
1.00	0.01		249,909	0.30		0.01		0.72
1.00	0.02		286,293	0.33		0.01		0.72
1.00	0.05		380,945	0.57	(f)	0.07		0.73

1.00	0.01		111,094	0.23		0.01		1.07
1.00	0.01		118,455	0.24		0.01		1.08
1.00	0.01		118,015	0.34		0.01		1.07
1.00	0.01		156,429	0.30		0.01		1.07
1.00	0.02		216,160	0.33		0.01		1.07
1.00	0.00	(e)	352,780	0.64	(f)	0.00	(e)	1.08

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund
Agency
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Capital
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Direct
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (f) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
March 1, 2012 (f) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 31, 2012 (f) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Investor
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (f) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$6,481,269	0.07%	0.01%		0.31%
1.00	0.01		7,098,492	0.09	0.01		0.31
1.00	0.00	(e)	9,712,330	0.17	0.00	(e)	0.31
1.00	0.01		8,520,118	0.12	0.01		0.31
1.00	0.02		7,720,013	0.24	0.00	(e)	0.31
1.00	0.13		8,057,013	0.26	0.14		0.31

1.00	0.01		26,747,403	0.07	0.01		0.21
1.00	0.01		25,817,838	0.09	0.01		0.21
1.00	0.01		28,211,844	0.16	0.01		0.21
1.00	0.01		33,517,276	0.12	0.01		0.21
1.00	0.08		34,776,795	0.18	0.06		0.21
1.00	0.21		38,504,450	0.17	0.22		0.21

1.00	0.01		317,558	0.07	0.01		0.31
1.00	0.01		281,437	0.09	0.01		0.31
1.00	0.00	(e)	392,336	0.17	0.00	(e)	0.31
1.00	0.01		645,927	0.12	0.01		0.31
1.00	0.02		377,821	0.24	0.00	(e)	0.31
1.00	0.01		88,599	0.27	0.01		0.30

1.00	0.01		1,689,578	0.07	0.01		0.71
1.00	0.01		1,838,360	0.09	0.01		0.71
1.00	0.01		2,219,405	0.16	0.01		0.71

1.00	0.01		566,518	0.07	0.01		0.16
1.00	0.01		563,436	0.08	0.02		0.16
1.00	0.02		100	0.15	0.03		0.16

1.00	0.01		6,697,614	0.07	0.01		0.26
1.00	0.01		7,099,746	0.09	0.01		0.26
1.00	0.00	(e)	8,263,941	0.17	0.00	(e)	0.26
1.00	0.01		10,402,935	0.12	0.01		0.26
1.00	0.05		11,591,430	0.21	0.03		0.26
1.00	0.18		19,839,937	0.21	0.18		0.26

1.00	0.01		3,258,449	0.07	0.01		0.51
1.00	0.01		3,664,674	0.09	0.01		0.51
1.00	0.00	(e)	4,437,341	0.17	0.00	(e)	0.51
1.00	0.01		4,401,603	0.12	0.01		0.51
1.00	0.02		3,266,727	0.24	0.00	(e)	0.51
1.00	0.00		3,438,538	0.25	0.00	(e)	0.50

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund (continued)
Morgan
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Reserve
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$2,456,771	0.07%	0.01%		0.61%
1.00	0.01		2,435,725	0.09	0.01		0.61
1.00	0.00	(e)	2,795,260	0.17	0.00	(e)	0.61
1.00	0.01		1,931,164	0.13	0.01		0.61
1.00	0.02		2,381,884	0.24	0.00	(e)	0.61
1.00	0.01		2,307,416	0.41	0.01		0.61

1.00	0.01		3,682,105	0.07	0.01		0.46
1.00	0.01		3,646,033	0.09	0.01		0.46
1.00	0.00	(e)	4,184,299	0.17	0.00	(e)	0.46
1.00	0.01		4,841,573	0.12	0.01		0.46
1.00	0.02		4,769,530	0.24	0.00	(e)	0.46
1.00	0.04		5,162,992	0.35	0.03		0.46

1.00	0.01		119,491	0.07	0.01		0.71
1.00	0.01		48,890	0.09	0.01		0.71
1.00	0.00	(e)	34,522	0.17	0.00	(e)	0.71
1.00	0.01		23,828	0.14	0.00	(e)	0.71
1.00	0.02		44,382	0.24	0.00	(e)	0.71
1.00	0.00	(e)	65,425	0.43	0.00	(e)	0.71

1.00	0.01		821,500	0.07	0.01		1.06
1.00	0.01		898,352	0.09	0.01		1.06
1.00	0.00	(e)	910,554	0.17	0.00	(e)	1.06
1.00	0.01		867,708	0.13	0.00	(e)	1.06
1.00	0.02		561,970	0.24	0.00	(e)	1.06
1.00	0.00		495,606	0.39	0.00	(e)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund
Class B
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

Class C
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

Agency
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—

Direct
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
March 1, 2012 (g) through February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 31, 2012 (g) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00%		$168	0.07%		0.00%		1.16%
1.00	0.00	(e)	150	0.09		0.00	(e)	1.16
1.00	0.00	(e)	389	0.15		0.00	(e)	1.16
1.00	0.00	(e)	515	0.09		0.00	(e)	1.16
1.00	0.01		617	0.21		0.00	(e)	1.16
1.00	0.00		1,192	0.28	(f)	0.00	(e)	1.16

1.00	0.00		140,859	0.07		0.00		1.16
1.00	0.00	(e)	142,412	0.08		0.00	(e)	1.16
1.00	0.00	(e)	185,554	0.15		0.00	(e)	1.16
1.00	0.00	(e)	189,206	0.09		0.00	(e)	1.16
1.00	0.01		175,024	0.21		0.00	(e)	1.16
1.00	0.00		91,807	0.30	(f)	0.00	(e)	1.17

1.00	0.00		2,321,697	0.06		0.00		0.31
1.00	0.00	(e)	2,590,914	0.08		0.00	(e)	0.31
1.00	0.00	(e)	2,869,561	0.15		0.00	(e)	0.31
1.00	0.00	(e)	998,134	0.09		0.00	(e)	0.31
1.00	0.01		2,052,542	0.21		0.00	(e)	0.31
1.00	0.05		2,216,299	0.23	(f)	0.05		0.31

1.00	0.00		1,596,023	0.07		0.00		0.31
1.00	0.00	(e)	1,655,840	0.08		0.00	(e)	0.31
1.00	0.00	(e)	1,634,584	0.15		0.00		0.31
1.00	0.00	(e)	2,070,205	0.08		0.00	(e)	0.31
1.00	0.01		1,197,068	0.21		0.00	(e)	0.31
1.00	0.00	(e)	916,720	0.18		0.00	(e)	0.30

1.00	0.00		100	0.06		0.00		0.71
1.00	0.00	(e)	100	0.08		0.00	(e)	0.71
1.00	0.00	(e)	100	0.15		0.00		0.71

1.00	0.00		2,535,470	0.06		0.00		0.16
1.00	0.00	(e)	1,931,586	0.07		0.00	(e)	0.16
1.00	0.01		100	0.14		0.02		0.16

1.00	0.00		6,411,696	0.07		0.00		0.26
1.00	0.00	(e)	7,296,339	0.08		0.00	(e)	0.26
1.00	0.00	(e)	7,555,937	0.15		0.00	(e)	0.26
1.00	0.00	(e)	6,946,570	0.08		0.00	(e)	0.26
1.00	0.02		5,796,795	0.20		0.01		0.26
1.00	0.08		7,994,678	0.20	(f)	0.09		0.26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund (continued)
Investor
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Reserve
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (g) through February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00%		$216,327	0.07%		0.00%		0.51%
1.00	0.00	(e)	237,466	0.08		0.00	(e)	0.51
1.00	0.00	(e)	300,429	0.15		0.00		0.51
1.00	0.00	(e)	381,781	0.08		0.00	(e)	0.51
1.00	0.01		461,529	0.21		0.00	(e)	0.51
1.00	0.00	(e)	861,277	0.29	(f)	0.00	(e)	0.52

1.00	0.00		727,922	0.07		0.00		0.61
1.00	0.00	(e)	612,152	0.08		0.00	(e)	0.61
1.00	0.00	(e)	597,117	0.15		0.00	(e)	0.61
1.00	0.00	(e)	554,548	0.10		0.00	(e)	0.61
1.00	0.01		875,074	0.21		0.00	(e)	0.61
1.00	0.00	(e)	981,399	0.29	(f)	0.00	(e)	0.61

1.00	0.00		458,457	0.07		0.00		0.46
1.00	0.00	(e)	493,950	0.08		0.00	(e)	0.46
1.00	0.00	(e)	611,667	0.15		0.00	(e)	0.46
1.00	0.00	(e)	618,249	0.09		0.00	(e)	0.46
1.00	0.01		720,085	0.21		0.00	(e)	0.46
1.00	0.00	(e)	860,500	0.28	(f)	0.00	(e)	0.46

1.00	0.00		922,016	0.07		0.00		0.71
1.00	0.00	(e)	943,099	0.08		0.00	(e)	0.71
1.00	0.00	(e)	915,908	0.15		0.00	(e)	0.71
1.00	0.00	(e)	998,994	0.09		0.00	(e)	0.71
1.00	0.01		1,074,397	0.21		0.00	(e)	0.71
1.00	0.00	(e)	1,223,618	0.29	(f)	0.00	(e)	0.71

1.00	0.00		100	0.06		0.00		1.06
1.00	0.00	(e)	100	0.08		0.00	(e)	1.06
1.00	0.00	(e)	100	0.15		0.00	(e)	1.06
1.00	0.00	(e)	100	0.09		0.00	(e)	1.06
1.00	0.01		100	0.21		0.00	(e)	1.06
1.00	0.00		100	0.21		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Federal Money Market Fund
Agency
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Reserve
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$238,559	0.06%		0.01%		0.36%
1.00	0.01		233,285	0.08		0.01		0.34
1.00	0.01		258,642	0.11		0.01		0.33
1.00	0.00	(e)	786,165	0.11		0.00	(e)	0.33
1.00	0.02		1,070,681	0.22		0.00	(e)	0.31
1.00	0.11		1,371,397	0.26		0.11		0.31

1.00	0.01		3,817,906	0.06		0.01		0.30
1.00	0.01		3,835,871	0.07		0.01		0.29
1.00	0.01		3,259,389	0.12		0.01		0.28
1.00	0.00	(e)	4,325,820	0.10		0.00	(e)	0.28
1.00	0.04		5,169,215	0.21		0.02		0.26
1.00	0.16		9,147,745	0.21	(f)	0.18		0.26

1.00	0.01		103,820	0.06		0.01		0.66
1.00	0.01		96,652	0.07		0.01		0.64
1.00	0.01		127,920	0.12		0.01		0.63
1.00	0.00	(e)	140,119	0.11		0.00	(e)	0.63
1.00	0.02		260,943	0.22		0.00	(e)	0.61
1.00	0.00	(e)	171,067	0.38	(f)	0.00	(e)	0.61

1.00	0.01		250,585	0.06		0.01		0.50
1.00	0.01		277,420	0.07		0.01		0.49
1.00	0.01		292,491	0.12		0.01		0.48
1.00	0.00	(e)	435,501	0.11		0.00	(e)	0.48
1.00	0.02		669,328	0.22		0.00	(e)	0.46
1.00	0.02		872,798	0.37	(f)	0.03		0.46

1.00	0.01		2,361	0.06		0.01		0.75
1.00	0.01		2,429	0.09		0.00	(e)	0.74
1.00	0.01		18,231	0.12		0.01		0.73
1.00	0.00	(e)	11,368	0.09		0.01		0.73
1.00	0.02		6,455	0.23		0.00	(e)	0.71
1.00	0.00	(e)	107,259	0.38		0.00	(e)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Capital
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00%		$2,041,117	0.05%	0.00%		0.31%
1.00	0.00	(e)	1,991,907	0.07	0.00		0.31
1.00	0.00	(e)	2,685,908	0.10	0.00		0.31
1.00	0.00	(e)	1,914,902	0.06	0.00	(e)	0.31
1.00	0.01		1,828,609	0.16	0.00	(e)	0.31
1.00	0.00	(e)	1,522,013	0.19	0.00	(e)	0.30

1.00	0.00		8,812,296	0.05	0.00		0.21
1.00	0.00	(e)	9,468,647	0.06	0.00		0.21
1.00	0.00	(e)	9,726,191	0.10	0.00		0.21
1.00	0.00	(e)	8,254,673	0.05	0.00	(e)	0.21
1.00	0.01		5,104,707	0.16	0.00	(e)	0.21
1.00	0.05		6,104,553	0.14	0.05		0.20

1.00	0.00		9,709,341	0.05	0.00		0.26
1.00	0.00	(e)	9,143,359	0.06	0.00		0.26
1.00	0.00	(e)	8,763,499	0.10	0.00	(e)	0.26
1.00	0.00	(e)	7,246,605	0.06	0.00	(e)	0.26
1.00	0.01		6,677,266	0.16	0.00	(e)	0.26
1.00	0.02		4,975,391	0.17	0.03		0.25

1.00	0.00		1,281,146	0.05	0.00		0.61
1.00	0.00	(e)	1,625,797	0.07	0.00		0.61
1.00	0.00	(e)	1,969,401	0.10	0.00	(e)	0.61
1.00	0.00	(e)	1,512,492	0.05	0.00	(e)	0.61
1.00	0.01		1,391,343	0.16	0.00	(e)	0.61
1.00	0.00		1,313,218	0.19	0.00	(e)	0.60

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund (continued)
Premier
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

Reserve
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (f) through February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00%		$1,125,627	0.05%	0.00%		0.46%
1.00	0.00	(e)	1,130,636	0.07	0.00		0.46
1.00	0.00	(e)	1,361,053	0.10	0.00	(e)	0.46
1.00	0.00	(e)	1,482,938	0.06	0.00	(e)	0.46
1.00	0.01		1,760,070	0.16	0.00	(e)	0.46
1.00	0.00		1,974,357	0.19	0.00	(e)	0.45

1.00	0.00		42,238	0.05	0.00		0.71
1.00	0.00	(e)	44,246	0.07	0.00		0.71
1.00	0.00	(e)	56,977	0.10	0.00	(e)	0.71
1.00	0.00	(e)	69,684	0.05	0.01		0.71
1.00	0.01		46,241	0.15	0.00	(e)	0.71
1.00	0.00		309,357	0.22	0.00	(e)	0.70

1.00	0.00		100	0.05	0.00		1.06
1.00	0.00	(e)	100	0.06	0.00		1.06
1.00	0.00	(e)	100	0.10	0.00		1.06
1.00	0.00	(e)	100	0.06	0.00	(e)	1.06
1.00	0.01		100	0.16	0.00	(e)	1.06
1.00	0.00		100	0.16	0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Direct
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
May 10, 2010 (g) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Commencement of offering of class of shares.
(h)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$284,308	0.09%		0.01%		0.31%
1.00	0.02	307,751	0.12		0.01		0.31
1.00	0.01	410,555	0.21		0.00	(e)	0.31
1.00	0.01	693,197	0.21		0.01		0.31
1.00	0.08	791,812	0.26		0.04		0.31
1.00	0.16	1,062,442	0.28	(f)	0.17		0.32

1.00	0.01	100	0.08		0.01		0.31
1.00	0.02	100	0.11		0.01		0.31
1.00	0.01	100	0.21		0.00	(e)	0.31
1.00	0.01	100	0.22		0.00	(e)	0.31
1.00	0.05	100	0.29		0.01		0.31
1.00	0.02	100	0.30	(f)	0.04		0.31

1.00	0.01	1,265,515	0.08		0.01		0.71
1.00	0.02	1,329,718	0.11		0.01		0.71
1.00	0.02	1,363,619	0.20		0.01		0.71
1.00	0.02	1,028,433	0.21		0.01		0.71
1.00	0.03	1,131,461	0.36		0.01		0.87

1.00	0.01	10,946,618	0.08		0.01		0.26
1.00	0.02	10,650,809	0.10		0.01		0.26
1.00	0.03	5,288,309	0.20		0.02		0.26
1.00	0.03	6,362,480	0.19		0.03		0.26
1.00	0.13	10,925,258	0.21		0.09		0.26
1.00	0.22	11,805,037	0.23	(f)	0.23		0.28

1.00	0.01	121,464	0.09		0.01		0.61
1.00	0.02	280,117	0.12		0.01		0.61
1.00	0.01	448,515	0.21		0.00	(e)	0.61
1.00	0.01	422,534	0.22		0.00	(e)	0.61
1.00	0.03	535,623	0.30		0.00	(e)	0.61
1.00	0.02	538,168	0.45	(h)	0.03		0.63

1.00	0.01	2,228,381	0.08		0.01		0.46
1.00	0.02	2,390,160	0.12		0.01		0.46
1.00	0.01	4,891,040	0.21		0.00	(e)	0.46
1.00	0.01	2,865,171	0.22		0.00	(e)	0.46
1.00	0.03	2,710,731	0.30		0.00	(e)	0.46
1.00	0.05	3,386,375	0.41	(h)	0.06		0.48

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Tax Free Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$4,066,677	0.08%		0.01%		0.71%
1.00	0.02		4,484,279	0.12		0.01		0.71
1.00	0.01		6,804,823	0.21		0.00	(e)	0.71
1.00	0.01		7,340,658	0.22		0.00	(e)	0.71
1.00	0.03		6,317,759	0.30		0.00	(e)	0.71
1.00	0.00	(e)	6,223,699	0.45	(f)	0.01		0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

E*Trade
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Premier
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$60,320	0.15%		0.01%		0.32%
1.00	0.01		39,280	0.19		0.01		0.32
1.00	0.04		64,782	0.26		0.04		0.32
1.00	0.07		121,010	0.26		0.06		0.32
1.00	0.13		31,324	0.26		0.12		0.32
1.00	0.37		129,810	0.27	(f)	0.28		0.33

1.00	0.01		1,977,317	0.15		0.01		1.07
1.00	0.01		1,992,153	0.18		0.01		1.07
1.00	0.01		1,874,152	0.28		0.01		1.07
1.00	0.01		1,736,816	0.31		0.01		1.07
1.00	0.02		1,696,495	0.36		0.01		1.07
1.00	0.01		1,557,507	0.63	(g)	0.01		1.09

1.00	0.00	(e)	184,363	0.15		0.01		0.27
1.00	0.02		224,592	0.18		0.02		0.27
1.00	0.08		202,999	0.21		0.09		0.27
1.00	0.11		548,856	0.21		0.12		0.27
1.00	0.18		942,748	0.21		0.17		0.27
1.00	0.42		1,580,078	0.22	(f)	0.34		0.28

1.00	0.00	(e)	270,257	0.15		0.01		0.62
1.00	0.00	(e)	330,333	0.19		0.00	(e)	0.62
1.00	0.00		356,149	0.29		0.00	(e)	0.62
1.00	0.00	(e)	334,195	0.32		0.00	(e)	0.62
1.00	0.01		320,868	0.37		0.00	(e)	0.62
1.00	0.11		351,200	0.54	(g)	0.12		0.64

1.00	0.00	(e)	45,519	0.15		0.01		0.47
1.00	0.00	(e)	40,357	0.19		0.00	(e)	0.47
1.00	0.00		52,034	0.29		0.00	(e)	0.47
1.00	0.00	(e)	78,792	0.32		0.00	(e)	0.47
1.00	0.01		113,158	0.37		0.00	(e)	0.47
1.00	0.20		165,573	0.44	(f)	0.14		0.48

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Municipal Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2014 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Service
Six Months Ended August 31, 2014 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$10,845	0.16%		0.01%		0.72%
1.00	0.00	(e)	32,909	0.19		0.00	(e)	0.72
1.00	0.00		45,250	0.30		0.00		0.72
1.00	0.00	(e)	54,714	0.32		0.00	(e)	0.72
1.00	0.01		59,602	0.37		0.00	(e)	0.72
1.00	0.06		125,114	0.59	(g)	0.06		0.74

1.00	0.00	(e)	289,472	0.15		0.01		1.07
1.00	0.00	(e)	238,328	0.19		0.00	(e)	1.07
1.00	0.00		243,374	0.29		0.00		1.07
1.00	0.00	(e)	273,172	0.32		0.00	(e)	1.07
1.00	0.01		313,757	0.37		0.00	(e)	1.07
1.00	0.00	(e)	414,008	0.49	(f)	0.00	(e)	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) collectively, (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Eagle Class**, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Eagle Class**, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

The investment objective of Prime Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The investment objective of Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund is to seek current income with liquidity and stability of principal.

The investment objective of U.S. Government Money Market Fund is to seek high current income with liquidity and stability of principal.

The investment objective of Federal Money Market Fund is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of 100% U.S. Treasury Securities Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of Tax Free Money Market Fund is to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

* IM Shares commenced operations on May 31, 2012, for Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund.

** Eagle Class Shares commenced operations on March 1, 2012, for U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Morgan Shares.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, Eagle Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

122	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share (“NAV”) of the Fund. This valuation method involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2014, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund
Total Investments in Securities (a)	$—	$109,847,498	$—	$109,847,498

Liquid Assets Money Market Fund
Total Investments in Securities (a)	$—	$17,814,153	$—	$17,814,153

U.S. Government Money Market Fund
Total Investments in Securities (a)	$—	$52,829,565	$—	$52,829,565

U.S. Treasury Plus Money Market Fund
Total Investments in Securities (a)	$—	$14,543,195	$—	$14,543,195

Federal Money Market Fund
Total Investments in Securities (a)	$—	$4,404,162	$—	$4,404,162

100% U.S. Treasury Securities Money Market Fund
Total Investments in Securities (a)	$—	$22,964,720	$—	$22,964,720

Tax Free Money Market Fund
Total Investments in Securities (a)	$—	$19,371,517	$—	$19,371,517

Municipal Money Market Fund
Total Investments in Securities (a)	$—	$2,848,203	$—	$2,848,203

(a)	All portfolio holdings designated as Level 2 are disclosed individually on the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the six months ended August 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

The following are the value and percentage of net assets of illiquid securities as of August 31, 2014 (amounts in thousands):

	Value	Percentage
Prime Money Market Fund	$4,611,750	4.2%
Liquid Assets Money Market Fund	640,000	3.6
U.S. Government Money Market Fund	1,000,000	1.9
Tax Free Money Market Fund	27,375	0.1
Municipal Money Market Fund	129,925	4.6

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) credit guidelines. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or Funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties.

The Fund’s repurchase agreements are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment adviser to the Funds. The Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2014, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

124	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, Eagle Class, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, IM, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	0.25%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	0.25	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the six months ended August 31, 2014, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$3
Liquid Assets Money Market Fund	1

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	0.30%
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	0.30
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	0.30
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	0.30
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.30%	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

The IM Shares do not pay a fee under the Shareholder Servicing Agreement.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	0.70%
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	0.70
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	0.70
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	0.70
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	1.00%	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	0.21	n/a	0.59	0.45	0.70	1.05
The expense limitation agreements were in effect for the six months ended August 31, 2014. The contractual expense limitation percentages in the table above are in place until at least June 30, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Prime Money Market Fund	$99	$—	$21,325	$21,424	$—
Liquid Assets Money Market Fund	15	—	5,391	5,406	—
U.S. Government Money Market Fund	47	—	7,920	7,967	—
U.S. Treasury Plus Money Market Fund	13	—	2,662	2,675	—
Federal Money Market Fund	289	204	1,513	2,006	469
100% Treasury Securities Money Market Fund	—	20	4,969	4,989	—
Tax Free Money Market Fund	—	—	3,504	3,504	—
Municipal Money Market Fund	3	—	946	949	—

126	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—		$—	$15,840	$9,526	$25,366
Liquid Assets Money Market Fund	—	(a)	—	10,049	22,694	32,743
U.S. Government Money Market Fund	20,906		2,505	27,038	6,076	56,525
U.S. Treasury Plus Money Market Fund	6,052		1,239	7,696	2,049	17,036
Federal Money Market Fund	1,480		729	1,152	51	3,412
100% U.S. Treasury Securities Money Market Fund	9,472		4,045	8,138	816	22,471
Tax Free Money Market Fund	6,712		972	14,270	7,075	29,029
Municipal Money Market Fund	419		—	3,134	6,955	10,508

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific gross expenses for the six months ended August 31, 2014 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$3	$1
Class C	66	22
Agency	—	5,633
Capital	—	15,090
Cash Management	2,176	1,306
Direct	—	1,639
Eagle Class	436	523
Institutional Class	—	15,960
Investor	—	1,454
Morgan	—	3,951
Premier	—	2,917
Reserve	1,626	1,951
Service	5,219	2,609

	$9,526	$53,056

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

	Distribution		Shareholder Servicing
Liquid Assets Money Market Fund
Class B	$8		$2
Class C	2,217		739
Agency	—		56
Capital	—		923
E*Trade	18,982		9,489
Institutional Class	—		2,225
Investor	—		383
Morgan	929		3,253
Premier	—		214
Reserve	243		292
Service	339		171

	$22,718		$17,747

U.S. Government Money Market Fund
Agency	$—		$5,213
Capital	—		6,307
Direct	—		287
Eagle Class	2,227		2,672
Institutional Class	—		3,696
Investor	—		5,916
Morgan	1,182		4,138
Premier	—		5,352
Reserve	63		76
Service	2,604		1,302

	$6,076		$34,959

U.S. Treasury Plus Money Market Fund
Class B	$1		$—	(a)
Class C	521		174
Agency	—		1,774
Direct	—		1,316
Eagle Class	—	(a)	—	(a)
Institutional Class	—		3,296
Investor	—		397
Morgan	331		1,160
Premier	—		811
Reserve	1,196		1,436
Service	—	(a)	—	(a)

	$2,049		$10,364

Federal Money Market Fund
Agency	$—		$179
Institutional Class	—		1,905
Morgan	48		170
Premier	—		408
Reserve	3		3

	$51		$2,665

128	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Distribution		Shareholder Servicing
100% U.S. Treasury Securities Money Market Fund
Agency	$—		$1,552
Capital	—		2,382
Institutional Class	—		4,665
Morgan	761		2,663
Premier	—		1,780
Reserve	55		65
Service	—	(a)	—	(a)

	$816		$13,107

Tax Free Money Market Fund
Agency	$—		$271
Direct	—		—	(a)
Eagle Class	1,622		1,947
Institutional Class	—		5,350
Morgan	101		354
Premier	—		3,430
Reserve	5,352		6,422

	$7,075		$17,774

Municipal Money Market Fund
Agency	$—		$39
E*Trade	5,988		2,993
Institutional Class	—		101
Morgan	137		480
Premier	—		66
Reserve	28		34
Service	802		402

	$6,955		$4,115

(a)	Amount rounds to less than $1,000.

5. Federal Income Tax Matters

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 are carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 28, 2014, the Funds did not have post-enactment net capital loss carryforwards.

At February 28, 2014, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Municipal Money Market Fund	$65

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

As of August 31, 2014, the Liquid Assets Money Market Fund had no outstanding loans to another fund. Average loans for the six months ended August 31, 2014, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$28,116	1	$5

Interest earned, if any, as a result of lending money to another fund as of August 31, 2014 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s outstanding shares for each of the Liquid Assets Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund.

In addition, as of August 31, 2014 Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund, each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest a significant portion of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

8. Money Market Reform

On July 23rd 2014, the Securities and Exchange Commission amended certain regulations under the 1940 Act that govern money market funds. These amendments require that institutional prime money market funds move to a floating NAV, provide the ability for the Board of Trustees to impose certain liquidity fees and redemption gates and enhance current money market fund reporting requirements. Money market funds will be required to comply with the floating NAV and liquidity fees and redemption gates requirements no later than October 14, 2016. Management is currently evaluating the amendments and their impacts on the Funds.

130	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2014, and continued to hold your shares at the end of the reporting period, August 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual	$1,000.00	$1,000.10	$1.06	0.21%
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class C
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Agency
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Capital
Actual	1,000.00	1,000.20	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Cash Management
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Direct
Actual	1,000.00	1,000.20	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Eagle Class
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
IM
Actual	1,000.00	1,000.30	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Prime Money Market Fund (continued)
Investor
Actual	$1,000.00	$1,000.10	$1.06	0.21%
Hypothetical	1,000.00	1,024.15	1.07	0.21
Morgan
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Premier
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Reserve
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Service
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21

Liquid Assets Money Market Fund
Class B
Actual	1,000.00	1,000.10	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
Class C
Actual	1,000.00	1,000.10	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
Agency
Actual	1,000.00	1,000.10	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
Capital
Actual	1,000.00	1,000.30	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
E*Trade
Actual	1,000.00	1,000.30	0.96	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19
Institutional Class
Actual	1,000.00	1,000.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Investor
Actual	1,000.00	1,000.10	1.11	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Morgan
Actual	1,000.00	1,000.10	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
Premier
Actual	1,000.00	1,000.10	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
Reserve
Actual	1,000.00	1,000.10	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
Service
Actual	1,000.00	1,000.10	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

U.S. Government Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

132	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Capital
Actual	$1,000.00	$1,000.10	$0.35	0.07%
Hypothetical	1,000.00	1,024.85	0.36	0.07
Direct
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Eagle Class
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
IM
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Institutional Class
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Investor
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Morgan
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Premier
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Reserve
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Service
Actual	1,000.00	1,000.10	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

U.S. Treasury Plus Money Market Fund
Class B
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Class C
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Agency
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
Direct
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Eagle Class
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
IM
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
Institutional Class
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Investor
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	133

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Treasury Plus Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.00	$0.35	0.07%
Hypothetical	1,000.00	1,024.85	0.36	0.07
Premier
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Reserve
Actual	1,000.00	1,000.00	0.35	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
Service
Actual	1,000.00	1,000.00	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06

Federal Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
Institutional Class
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
Morgan
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
Premier
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
Reserve
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06

100% U.S. Treasury Securities Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
Capital
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
Institutional Class
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
Morgan
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
Premier
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
Reserve
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
Service
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

134	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Free Money Market Fund
Agency
Actual	$1,000.00	$1,000.10	$0.45	0.09%
Hypothetical	1,000.00	1,024.75	0.46	0.09
Direct
Actual	1,000.00	1,000.10	0.40	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08
Eagle Class
Actual	1,000.00	1,000.10	0.40	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08
Institutional Class
Actual	1,000.00	1,000.10	0.40	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08
Morgan
Actual	1,000.00	1,000.10	0.45	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09
Premier
Actual	1,000.00	1,000.10	0.40	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08
Reserve
Actual	1,000.00	1,000.10	0.40	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08

Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.76	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
E*Trade
Actual	1,000.00	1,000.00	0.76	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Institutional Class
Actual	1,000.00	1,000.00	0.76	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Morgan
Actual	1,000.00	1,000.00	0.76	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Premier
Actual	1,000.00	1,000.00	0.76	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Reserve
Actual	1,000.00	1,000.00	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Service
Actual	1,000.00	1,000.00	0.76	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	135

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

136	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Federal Money Market Fund and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	137

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s performance was in the second, first and second quintiles for the Institutional shares, and in the first, second and second quintiles for the Morgan shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and in the third quintile for the Service shares for both the one- and three-year periods ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s performance was in the first quintile for the Institutional shares for each of the one-, three-, and five year periods ended December 31, 2013, in the first, second and second quintiles for the Morgan shares, and in the third, third and fifth quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s performance was in the second, second and first quintiles for Institutional shares, in the first, first and second quintiles for Morgan shares, and in the second, second and fifth quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s performance was in the fourth, fourth and first quintiles for Institutional shares, and in the third, third and fourth quintiles for the Morgan shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and in the fourth quintile for the Service shares for both the one- and three-year periods ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Federal Money Market Fund’s performance was in the second quintile for Institutional shares and in the first, first and third quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s performance was in the fourth, fourth and third quintiles for Institutional shares and in the third, third, and fourth quintiles for the Morgan shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and in the fourth quintile for the Service shares for both the one- and three-year periods ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Free Money Market Fund’s performance was in the second quintile for Institutional shares for each of the one-, three-, and five-year periods ended December 31, 2013, and in the second, second and fourth quintiles for Morgan shares, for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Municipal Money Market Fund’s performance was in the first quintile for Institutional shares for each of the one-, three-, and five-year periods ended December 31, 2013, in the fifth, fifth, and third quintiles for Morgan shares, and in the fourth, fourth and fifth quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2012, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

138	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for Institutional, Morgan and Service shares was in the third, fourth, and third quintiles, respectively, and that the actual total expenses were in the third, third and fourth quintiles of the Universe Group, respectively. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee for Institutional, Morgan and Service shares was in the third, fourth, and third quintiles, and that the actual total expenses were in the third, third, and fourth quintiles of the Universe Group, respectively. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee was in the third quintile and that the actual total expenses were in the fourth quintile of the Universe Group for each of the Institutional, Morgan, and Service Shares. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee was in the third quintile and actual total expenses were in the second quintile of the Universe Group for each of the Institutional, Morgan and Service shares. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Federal Money Market Fund’s net advisory fee and actual total expenses for both the Institutional and Morgan shares were in the first quintile of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee for Institutional, Morgan and Service shares were in the second, first and second quintiles, respectively, and that the actual total expenses for each of the Institutional, Morgan and Service shares were in the first quintile of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for Institutional and Morgan shares were in the third and fourth quintiles, respectively, and that the actual total expenses for both the Institutional and Morgan shares were in the first quintile of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for the Institutional, Morgan and Service shares were in the fourth, fifth and fourth quintiles, respectively, and that the actual total expenses for Institutional, Morgan, and Service Class shares were in the fourth, fourth, and fifth quintiles, respectively, of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	139

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees:

Trustees were elected by the shareholders of all of the series of the JPM I, including Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund. The results of the voting were as follows:

Shares (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Shares (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

140	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees:

Trustees were elected by the shareholders of all of the series of the Trust, including Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. The results of the voting were as follows:

Shares (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Shares (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

AUGUST 31, 2014	J.P. MORGAN MONEY MARKET FUNDS	141

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. August 2014.	SAN-MMKT-814

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2014 (Unaudited)

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Treasury & Agency Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 31, 2014 (Unaudited)

Dear Shareholder:

With a backdrop of continued accommodative policies among the world’s central banks and low growth, low inflation and low volatility, global financial markets performed well overall during the six months ended August 31, 2014. In the U.S., low borrowing costs, a surge in corporate mergers and healthy corporate earnings drove U.S. equity indices to successive record highs during the period. Fixed income markets also posted gains as long-term interest rates declined during the six month period and demand for debt securities outpaced supply. Bond yields, which generally move in the opposite direction of prices, tumbled lower over the six months and yields on longer maturity U.S. Treasury securities reached their lowest levels in more than a year. From May through June, market volatility retreated to lows not consistently seen since 2007, before spiking in July on geopolitical tensions, and then retreating again at the end of August. The Barclays U.S. Aggregate Index returned 2.74% for the six month period. The Standard & Poor’s 500 Index put an exclamation point on the six months by breaching the 2,000-point level for the first time and closing at a record high 2003.37 points on August 29, 2014.

“While both global bond and equity markets performed well during the past six months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices.”

In the broader U.S. economy, growth returned after a brief drop in the winter months and business investment and spending on durable goods also improved during the reporting period. While housing data were mixed, the unemployment rate dropped to 6.10% in August from 6.70% in March, and other jobs numbers showed meaningful improvement. In response to sustained improvement — particularly in jobs data — the U.S. Federal Reserve (the “Fed”) steadily reduced its Quantitative Easing program to $25 billion in monthly purchases of Treasury bonds and mortgage-backed securities by the end of August. Meanwhile, Fed Chairwoman Janet Yellen sought to reassure investors and the public at large that central bank policy would remain accommodative into 2015. In August, she reiterated that stance at a closely watched global economic conference in Jackson Hole, Wyoming.

While U.S. investors and policy makers were watching for signs of nascent inflationary pressures, the European Union began to confront the threat of potential price deflation. In an unprecedented move in June, European Central Bank President Mario Draghi cut the deposit rate to negative 0.10% from 0.00% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. Draghi followed up in August with a statement that acknowledged the need to spur job creation and signaled his commitment to support growth and head off a destructive deflationary spiral. In Japan, weaker-than-expected economic data fueled fears that policies aimed at reviving growth were faltering.

Consumer spending shrank sharply, potentially due to an April increase in the nation’s consumption tax. Throughout the six month period, the Bank of Japan continued its aggressive program of bond purchases. For the six months ended August 31, 2014, the MSCI Europe, Australasian and Far East Index returned 4.02%.

Isolated geopolitical conflicts in Ukraine, Gaza and Iraq drove some investors toward so-called safe havens, particularly U.S. fixed income securities, but financial markets in general shrugged off much of the impact from these events. Elsewhere, a long-running dispute over restructured payments to holders of Argentina’s sovereign debt made headlines but had little effect on global bond markets.

Emerging markets generally performed well during the six month period, rebounding from a sell-off in late 2013. In China, domestic economic data weakened toward the end of the six month period. However, the government’s targeted stimulus appeared to be working to counter any slowdown in growth. Two of the world’s largest democracies, India and Indonesia, held generally peaceful elections, and Turkey’s prime minister was elected the next president, as expected. In Brazil, the death of opposition presidential candidate Eduardo Campos in an airplane crash raised uncertainty about the upcoming elections and prospects for change in Brazil’s economic policies. In Thailand, months of political unrest led to a military coup in May. For the six months ended August 31, 2014, the MSCI Emerging Markets Index returned 12.78%.

While both global bond and equity markets performed well during the past six months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices. Policymakers and economists stated their fear that investors had grown complacent amid the extended period of low volatility across stock, bond, foreign exchange and commodities markets. At the same time, moderate price inflation and a stronger dollar helped to dispel warnings that Fed policies would unleash rapid inflation and debase the U.S. currency. In the face of all these concerns, both bonds and equities generated positive returns for the six month period and rewarded those investors who maintained a diversified portfolio and a long-term perspective.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

Financial markets generally performed well, primarily driven by the accommodative stance of central banks throughout the six months ended August 31, 2014. The U.S. economy rebounded from a drop in gross domestic product in the winter months and returned to steady, positive growth for the remainder of the reporting period. While signs of price inflation emerged, the U.S. employment rate and consumer spending remained below the U.S. Federal Reserve’s stated policy targets. In this environment, long term interest rates declined. Demand for longer maturity debt outpaced supply and investors sought the relatively attractive yields of U.S. Treasury securities compared with yields on foreign government bonds.

Amid low interest rates and improving credit quality, investors sought higher yields offered by longer maturity and lower quality debt securities. The Barclays U.S. Aggregate Index of investment grade fixed-income securities returned 2.74% and the Barclays U.S. Corporate High Yield Index of returned 2.86%.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Core Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.35%
Barclays U.S. Aggregate Index	2.74%

Net Assets as of 8/31/2014 (In Thousands)	$24,604,620
Duration as of 8/31/2014	4.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund’s Select Class shares underperformed the Barclays U.S. Aggregate Index (the “Benchmark”). The Fund’s shorter overall duration compared with the Benchmark detracted from performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s underweight position in the corporate credit sector and securities selection within the mortgage sector also detracted from performance relative to the Benchmark.

The Fund’s security selection in U.S. Treasuries and security selection in commercial mortgage backed securities made a positive contribution to relative performance for the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. As of the end of the reporting period, the Fund was underweight in U.S. Treasuries and overweight in mortgage-backed securities relative to the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	23.2%
Collateralized Mortgage Obligations	23.1
Corporate Bonds	18.4
Mortgage Pass-Through Securities	14.9
Asset-Backed Securities	7.4
Commercial Mortgage-Backed Securities	3.9
U.S. Government Agency Securities	2.5
Others (each less than 1.0%)	1.8
Short-Term Investment	4.8

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		2.26%	4.79%	4.54%	4.78%
With Sales Charge**		(1.54)	0.87	3.75	4.38
CLASS B SHARES	August 26, 1996
Without CDSC		1.85	4.10	3.85	4.23
With CDSC***		(3.15)	(0.90)	3.50	4.23
CLASS C SHARES	March 22, 1999
Without CDSC		1.91	4.05	3.86	4.10
With CDSC****		0.91	3.05	3.86	4.10
CLASS R2 SHARES	November 3, 2008	2.14	4.53	4.27	4.51
CLASS R5 SHARES	May 15, 2006	2.42	5.11	4.85	5.06
CLASS R6 SHARES	February 22, 2005	2.36	5.14	4.91	5.14
SELECT CLASS SHARES	June 1, 1991	2.35	4.96	4.71	4.95

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays U.S. Aggregate Index and the Lipper Core Bond Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.04%
Barclays U.S. Aggregate Index	2.74%

Net Assets as of 8/31/2014 (In Thousands)	$2,739,320
Duration as of 8/31/2014	5.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund’s Select Class Shares outperformed the Barclays U.S. Aggregate Index (the “Benchmark”).

The Fund’s overall position in the out-of-Benchmark corporate credit sector, particularly its exposure to high yield fixed income securities (also called “junk bonds”), was a leading contributor to performance relative to the Benchmark. The Fund’s small allocation to emerging market debt also contributed to relative performance.

The Fund’s shorter duration compared with that of the Benchmark and its underweight position in U.S. Treasury securities detracted from performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. During the reporting period, the Fund was underweight in U.S. Treasuries and roughly in line with the Benchmark weighting in mortgage-backed securities.

PORTFOLIO COMPOSITION***
Corporate Bonds	34.5%
Collateralized Mortgage Obligations	14.0
Mortgage Pass-Through Securities	12.6
U.S. Treasury Obligations	11.7
Asset-Backed Securities	11.3
Commercial Mortgage-Backed Securities	8.7
Foreign Government Securities	1.9
U.S. Government Agency Securities	1.4
Loan Assignments	1.0
Others (each less than 1.0%)	1.1
Short-Term Investment	1.8

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
Without Sales Charge		2.98%	7.01%	6.42%	5.33%
With Sales Charge**		(0.83)	2.99	5.60	4.93
CLASS B SHARES	May 31, 1995
Without CDSC		2.75	6.39	5.74	4.84
With CDSC***		(2.25)	1.39	5.42	4.84
CLASS C SHARES	May 30, 2000
Without CDSC		2.63	6.38	5.74	4.70
With CDSC****		1.63	5.38	5.74	4.70
CLASS R2 SHARES	November 3, 2008	2.68	6.60	5.97	4.97
CLASS R6 SHARES	February 22, 2005	3.16	7.37	6.81	5.75
INSTITUTIONAL CLASS SHARES	June 19, 2009	3.13	7.30	6.72	5.61
SELECT CLASS SHARES	March 5, 1993	3.04	7.24	6.53	5.52

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R6 and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R6, Institutional Class, and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays U.S. Aggregate Index and the Lipper Core Plus Bond Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Plus Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Plus Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Government Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.89%
Barclays U.S. Government Bond Index	1.92%

Net Assets as of 8/31/2014 (In Thousands)	$1,328,238
Duration as of 8/31/2014	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund’s Select Class Shares underperformed the Barclays U.S. Government Bond Index (the Benchmark). The Fund’s assets were invested in securities issued or guaranteed by the U.S. government and its agencies, including agency collateralized mortgage obligations (“CMOs”) and U.S. Treasury securities.

The Fund’s security selection and underweight position in U.S. Treasury securities were the leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in the agency sector and its out-of-Benchmark allocation to the mortgages sectors were the leading positive contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers aimed to keep the duration of the Fund in a range of 5.00 to 5.50 years.

The Fund’s portfolio managers focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	42.8%
U.S. Treasury Obligations	27.5
U.S. Government Agency Securities	19.2
Mortgage Pass-Through Securities	6.6
Foreign Government Security	0.5
Short-Term Investment	3.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
Without Sales Charge		1.77%	3.76%	4.04%	4.53%
With Sales Charge**		(2.05)	(0.13)	3.26	4.13
CLASS B SHARES	January 14, 1994
Without CDSC		1.46	3.06	3.30	3.93
With CDSC***		(3.54)	(1.94)	2.94	3.93
CLASS C SHARES	March 22, 1999
Without CDSC		1.39	2.99	3.27	3.78
With CDSC****		0.39	1.99	3.27	3.78
CLASS R2 SHARES	November 3, 2008	1.62	3.48	3.78	4.27
SELECT CLASS SHARES	February 8, 1993	1.89	4.01	4.31	4.80

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.66%
Barclays U.S. Corporate High Yield — 2% Issuer Capped Index	2.89%

Net Assets as of 8/31/2014 (In Thousands)	$10,718,323
Duration as of 8/31/2014	5.1 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Demand for leveraged credit, including high yield bonds (also known as “junk bonds”) and senior secured loans, was supported for much of the reporting period by investors’ search for yield, providing a positive tailwind for the asset class. Meanwhile, supply in the form of new issues of high yield bonds remained generally supportive of the market during the period, while corporate earnings and balance sheets remained strong.

For the six months ended August 31, 2014, the Fund’s Select Class Shares underperformed the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”). The Fund’s security selection in the communications sector and its underweight position in bonds rated Bb detracted from relative performance.

On a positive note, the Fund’s underweight allocation and security selection in the consumer cyclical sector and its security selection and overweight position in the energy sector contributed to performance relative to the Benchmark. The Fund’s out of benchmark position in bonds rated Bbb and its security selection in the Not Rated sector contributed to performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period the Fund was underweight in sectors rated Ba and Caa and lower. The Fund was overweight in the B, Bbb and Not Rated sectors. The portfolio managers remained cautious about companies and second lien loans that they believed had elevated credit risk. As such, they avoided higher yielding Caa-rated securities and instead focused on the B-rated area of the market, which they felt exhibited the most favorable combination of credit risk, yield and interest rate sensitivity.

PORTFOLIO COMPOSITION***
Corporate Bonds	83.8%
Loan Assignments	8.9
Preferred Securities	1.3
Preferred Stocks	1.0
Others (each less than 1.0%)	0.6
Short-Term Investments	4.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 13, 1998
Without Sales Charge		2.59%	9.46%	10.86%	7.97%
With Sales Charge**		(1.20)	5.37	10.01	7.56
CLASS B SHARES	November 13, 1998
Without CDSC		2.38	8.89	10.18	7.42
With CDSC***		(2.62)	3.89	9.91	7.42
CLASS C SHARES	March 22, 1999
Without CDSC		2.28	8.79	10.18	7.29
With CDSC****		1.28	7.79	10.18	7.29
CLASS R2 SHARES	November 3, 2008	2.40	9.18	10.56	7.66
CLASS R5 SHARES	May 15, 2006	2.79	9.75	11.17	8.28
CLASS R6 SHARES	February 22, 2005	2.70	9.69	11.20	8.31
SELECT CLASS SHARES	November 13, 1998	2.66	9.72	11.12	8.23

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Yield Bond Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper High Yield Bond Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Yield Bond Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.71%
Barclays 1-10 Year U.S. TIPS Index	2.05%
Barclays U.S. Intermediate Aggregate Index	1.75%
Inflation Managed Bond Composite Benchmark (1)	1.53%

Net Assets as of 8/31/2014 (In Thousands)	$1,740,093
Duration as of 8/31/2014	2.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund’s Select Class Shares underperformed the Barclays 1-10 Year U.S. TIPS (Treasury Inflation Protected Securities) Index and the Barclays U.S. Intermediate Aggregate Index, but outperformed the Inflation Managed Bond Composite Benchmark (the “Benchmark”). The Fund underperformed the Barclays 1-10 Year U.S. TIPS Index due to the shorter duration of the Fund. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund’s hedge against inflation, using U.S. Treasury Inflation-Protected Securities plus inflation swap derivatives (CPI-U swaps), made a positive contribution to performance relative to the Benchmark as inflation expectations rose across the yield curve and the Fund’s portfolio managers took advantage of tactical trading opportunities. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s position in the corporate credit sector also contributed to relative performance.

The Fund’s shorter duration compared with the Benchmark detracted from relative performance as yields on longer maturity U.S. Treasury securities fell more than those of shorter maturities.

HOW WAS THE FUND POSITIONED?

Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds is used as the general basis for the Fund’s inflation swap positioning.

The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the yield curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors. Over the course of the reporting period, the portfolio managers increased the Fund’s inflation hedge, particularly on the front and long-ends of the yield curve as a result of what they believed to be comparatively more attractive valuations.

PORTFOLIO COMPOSITION***
Corporate Bonds	24.9%
U.S. Treasury Obligations	19.5
U.S. Government Agency Securities	18.7
Collateralized Mortgage Obligations	18.0
Mortgage Pass-Through Securities	6.8
Asset-Backed Securities	6.1
Commercial Mortgage-Backed Securities	2.5
Others (each less than 1.0%)	0.3
Short-Term Investment	3.2

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.
(1)	The Fund’s composite benchmark is determined by adding the performance return of the Barclays Intermediate Government/Credit Index and 80% of the Barclays Inflation Swap 5 Year Zero Coupon Index.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	11

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2010
Without Sales Charge		1.63%	3.50%	1.84%	3.27%
With Sales Charge**		(2.18)	(0.34)	0.56	2.38
CLASS C SHARES	March 31, 2010
Without CDSC		1.31	2.84	1.18	2.59
With CDSC***		0.31	1.84	1.18	2.59
CLASS R2 SHARES	March 31, 2010	1.49	3.25	1.57	3.00
CLASS R5 SHARES	March 31, 2010	1.73	3.71	2.02	3.48
CLASS R6 SHARES	November 30, 2010	1.77	3.75	2.08	3.50
SELECT CLASS SHARES	March 31, 2010	1.71	3.68	1.99	3.40

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/10 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Inflation Managed Bond Fund, the Barclays 1–10 Year U.S. TIPS Index, the Barclays U.S. Intermediate Aggregate Index, the Inflation Managed Bond Composite Benchmark and the Lipper Inflation-Protected Bond Funds Index from March 31, 2010 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–10 Year U.S. TIPS Index and the Barclays U.S. Intermediate Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Inflation-Protected Bond

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is determined by adding the Barclays Intermediate Government/Credit Index and 80% of the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Inflation-Protected Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.74%
Barclays 1–3 Year U.S. Government/Credit Bond Index	0.35%

Net Assets as of 8/31/2014 (In Thousands)	$896,369
Duration as of 8/31/2014	1.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund’s Select Class shares outperformed the Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”). The Fund’s underweight position in U.S. Treasury securities and its position in the yield curve, particularly its overweight position in the longer end of the curve, made a positive contribution to performance relative to the Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s out-of-Benchmark positions in the mortgages, asset-backed securities and commercial mortgage backed securities also contributed to relative performance, while the Fund’s underweight to the corporate credit sector detracted from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund had a duration of between one and three years. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund continued to invest its assets in mortgage- and asset-backed securities, which the Fund’s portfolio managers believed offered attractive investment opportunities with relatively higher yield. During the reporting period, the Fund’s portfolio managers used a money market fund to maintain a high degree of liquidity for the Fund.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	46.1%
Asset-Backed Securities	18.8
Corporate Bonds	10.4
Commercial Mortgage-Backed Securities	5.7
Mortgage Pass-Through Securities	4.8
U.S. Treasury Obligations	3.8
Municipal Bond	0.1
Short-Term Investment	10.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	13

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 10, 1993
Without Sales Charge		0.70%	2.32%	5.10%	2.99%
With Sales Charge**		(1.57)	(0.01)	4.63	2.75
CLASS B SHARES	January 14, 1994
Without CDSC		0.38	1.84	4.56	2.67
With CDSC***		(2.62)	(1.16)	4.56	2.67
CLASS C SHARES	November 1, 2001
Without CDSC		0.49	1.84	4.59	2.48
With CDSC****		(0.51)	0.84	4.59	2.48
CLASS R6 SHARES	February 22, 2005	0.93	2.77	5.57	3.45
SELECT CLASS SHARES	February 2, 1993	0.74	2.59	5.36	3.24

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC to Shares purchased on or after September 3, 2013 for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Investment Grade Debt Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.06%
Barclays U.S. MBS Index	2.43%

Net Assets as of 8/31/2014 (In Thousands)	$2,534,943
Duration as of 8/31/2014	3.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund’s Select Class shares underperformed the Barclays U.S. MBS Index (the Benchmark). The Fund’s shorter duration compared with the Benchmark and its underweight position in the long end of the yield curve detracted from performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at given point in time.

The Fund’s position in the mortgages sector detracted from performance relative to the Benchmark, due to its underweight position in the mortgage pass-through sector, which comprises 100% of the Benchmark. However, the Fund’ security selection in mortgage pass-through securities and its out-of-Benchmark allocation to commercial mortgage-backed securities were positive contributors to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	53.3%
Mortgage Pass-Through Securities	37.3
Commercial Mortgage-Backed Securities	4.1
Asset-Backed Securities	3.2
Others (each less than 1.0%)	0.6
Short-Term Investment	1.5

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	15

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	August 18, 2000
Without Sales Charge		1.97%	4.33%	4.96%	5.18%
With Sales Charge**		(1.85)	0.40	4.16	4.77
CLASS C SHARES	July 2, 2012
Without CDSC		1.78	3.84	4.45	4.66
With CDSC***		0.78	2.84	4.45	4.66
CLASS R6 SHARES	February 22, 2005	2.13	4.68	5.38	5.59
SELECT CLASS SHARES	August 18, 2000	2.06	4.60	5.23	5.44

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class C Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.28%
Barclays 1–3 Year U.S. Government/Credit Bond Index	0.35%

Net Assets as of 8/31/2014 (In Thousands)	$11,281,005
Duration as of 8/31/2014	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund’s Select Class shares underperformed the Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”). The Fund’s underweight positions in corporate credit securities detracted from performance relative to the Benchmark.

The Fund’s positioning on the yield curve contributed to performance relative to the Benchmark, due to falling interest rates during the reporting period. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. The Fund’s investments in the mortgages sector, including asset-backed securities and commercial mortgage-backed securities that were not held in the Benchmark, also made a positive contribution to performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct what they believe to be a portfolio of undervalued fixed income securities. The Fund was positioned with an underweight to U.S.

Treasuries and an overweight to spread sectors (non-Treasury securities). The Fund was overweight in mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, all of which are not in the Benchmark, and was underweight in the credit sector, which is mostly corporate debt securities.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	48.6%
Corporate Bonds	19.8
Asset-Backed Securities	7.9
Collateralized Mortgage Obligations	7.3
U.S. Government Agency Securities	6.6
Mortgage Pass-Through Securities	4.5
Commercial Mortgage-Backed Securities	4.4
Others (each less than 1.0%)	0.6
Short-Term Investment	0.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	17

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		0.17%	0.88%	1.39%	2.53%
With Sales Charge**		(2.08)	(1.39)	0.93	2.29
CLASS B SHARES	January 14, 1994
Without CDSC		(0.05)	0.40	0.89	2.22
With CDSC***		(3.05)	(2.60)	0.89	2.22
CLASS C SHARES	November 1, 2001
Without CDSC		(0.05)	0.39	0.89	2.02
With CDSC****		(1.05)	(0.61)	0.89	2.02
CLASS R6 SHARES	February 22, 2005	0.41	1.29	1.89	3.02
SELECT CLASS SHARES	September 4, 1990	0.28	1.03	1.64	2.78

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC to Shares purchased on or after September 3, 2013 for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Short Duration High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.36%
Barclays U.S. Aggregate Index	2.74%
BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index	1.58%

Net Assets as of 8/31/2014 (In Thousands)	$314,948
Duration as of 8/31/2014	1.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration High Yield Fund (the “Fund”) seeks current income with a secondary objective of capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Demand for leveraged credit, including high yield bonds (also known as “junk bonds”) and senior secured loans was supported for much of the reporting period by investors’ search for yield, providing a positive tailwind for the asset class. Meanwhile, supply in the form of new issue high yield bonds remained generally supportive of the market during the period, while corporate earnings and balance sheets remained strong.

For the six months ended August 31, 2014, the Fund’s Select Class Shares underperformed both the Barclays U.S. Aggregate Index and the BofA Merrill Lynch 1-5 Year U.S. Cash Pay Fixed Maturity High Yield Constrained Index (the “Benchmark”). The Fund’s shorter duration led to its underperformance relative to the Barclays U.S. Aggregate Index. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund’s security selection in the consumer cyclical sector and its underweight position in the banking sector detracted from performance relative to the Benchmark. From an asset allocation perspective, the Fund’s underweight position in the Bb rated sector detracted from performance relative to the Benchmark.

The Fund’s security selection in the services sector, particularly the gaming subsector, and its security selection in the health care sector made a positive contribution to performance relative to the Benchmark. From an asset allocation perspective, the Fund’s underweight position in the Cc-to-D rated sector and overweight the B rated sector made a positive contribution to performance relative to the Benchmark.
HOW WAS THE FUND POSITIONED?

Relative to the Benchmark, the Fund was overweight in sectors rated Bbb, B and Non-Rated as of the end of the reporting period. Conversely, the Fund was underweight in sectors rated Bb, Ccc and lower. The portfolio managers remained cautious about companies that they felt had elevated credit risk. As such, they avoided higher yielding Caa-rated securities and instead focused on the B-rated area of the market, which they felt exhibited the most favorable combination of credit risk, yield and interest rate sensitivity.

PORTFOLIO COMPOSITION***
Corporate Bonds	63.6%
Loan Assignments	29.6
Preferred Securities	2.0
Preferred Stocks	0.5
Short-Term Investment	4.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	19

JPMorgan Short Duration High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 1, 2013
Without Sales Charge		1.24%	4.57%	3.51%
With Sales Charge**		(1.02)	2.19	1.95
CLASS C SHARES	March 1, 2013
Without CDSC		0.96	4.00	2.96
With CDSC***		(0.04)	3.00	2.96
CLASS R6 SHARES	March 1, 2013	1.44	5.07	3.94
SELECT CLASS SHARES	March 1, 2013	1.36	4.82	3.74

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/13 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 1, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration High Yield Fund, the Barclays U.S. Aggregate Index, the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index and the Lipper High Yield Bond Index from March 1, 2013 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper High Yield Bond Index includes expenses associated with a mutual fund, such as investment manage-

ment fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Lipper High Yield Bond Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.10%
Barclays 1–5 Year U.S. Treasury Index	0.35%

Net Assets as of 8/31/2014 (In Thousands)	$144,034
Duration as of 8/31/2014	2.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Treasury & Agency Fund (the “Fund”) seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2014, the Fund’s Select Class shares underperformed the Barclays 1-5 Year U.S. Treasury Index (the “Benchmark”).

The Fund’s underweight position in U.S. Treasury securities detracted from performance relative to the Benchmark. The Fund’s position on the yield curve detracted from absolute performance but had no impact on performance relative to the Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. Generally, bonds at the longer end of the yield curve are more sensitive to changes in interest rates.

The Fund’s overweight to agency debt securities contributed to relative performance. The Benchmark held no agency debt during the reporting period. The Fund’s longer duration compared with that of the Benchmark made a positive contribution to relative performance but the impact was not significant.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	72.3%
U.S. Government Agency Securities	26.6
Short-Term Investment	1.1

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	21

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 20, 1997
Without Sales Charge		(0.02)%	0.52%	0.88%	2.29%
With Sales Charge**		(2.29)	(1.75)	0.41	2.06
CLASS B SHARES	January 20, 1997
Without CDSC		(0.27)	0.02	0.38	1.99
With CDSC***		(3.27)	(2.98)	0.38	1.99
SELECT CLASS SHARES	January 20, 1997	0.10	0.77	1.12	2.56

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays 1–5 Year U.S. Treasury Index, the Barclays 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–5 Year U.S. Treasury Index and the Barclays 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to three years. Investors cannot invest directly in an index. The Lipper Short U.S. Treasury Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 7.4%
8,219	ABFC Trust, Series 2005-AQ1, Class A4, SUB, 4.872%, 06/25/35	8,309
	Academic Loan Funding Trust,
9,726	Series 2012-1A, Class A1, VAR, 0.955%, 12/27/22 (e)	9,811
6,233	Series 2013-1A, Class A, VAR, 0.955%, 12/26/44 (e)	6,254
	Ally Auto Receivables Trust,
1,993	Series 2012-1, Class A4, 1.210%, 07/15/16	2,003
3,403	Series 2012-2, Class A3, 0.740%, 04/15/16	3,406
4,382	Series 2012-3, Class A3, 0.850%, 08/15/16	4,391
6,315	Series 2013-2, Class A3, 0.790%, 01/15/18	6,311
1,200	Series 2013-2, Class A4, 1.240%, 11/15/18	1,202
	American Credit Acceptance Receivables Trust,
1,246	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	1,248
1,941	Series 2012-2, Class B, 2.750%, 02/15/18 (e)	1,952
2,402	Series 2012-3, Class A, 1.640%, 11/15/16 (e)	2,406
2,888	Series 2012-3, Class B, 2.280%, 09/17/18 (e)	2,910
4,364	Series 2013-1, Class A, 1.450%, 04/16/18 (e)	4,381
1,866	Series 2014-1, Class A, 1.140%, 03/12/18 (e)	1,869
25,611	Series 2014-2, Class A, 0.990%, 10/10/17 (e)	25,614
7,092	Series 2014-2, Class B, 2.260%, 03/10/20 (e)	7,086
	AmeriCredit Automobile Receivables Trust,
452	Series 2011-5, Class A3, 1.550%, 07/08/16	452
327	Series 2012-1, Class A3, 1.230%, 09/08/16	327
817	Series 2012-2, Class A3, 1.050%, 10/11/16	817
2,014	Series 2012-3, Class A3, 0.960%, 01/09/17	2,017
2,721	Series 2012-5, Class A3, 0.620%, 06/08/17	2,722
990	Series 2013-1, Class A2, 0.490%, 06/08/16	991
1,187	Series 2013-1, Class A3, 0.610%, 10/10/17	1,188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,500	Series 2013-5, Class A3, 0.900%, 09/10/18	3,502
116	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-13, Class AF6, SUB, 4.752%, 01/25/34	116
1,785	Ascentium Equipment Receivables LLC, Series 2012-1A, Class A, 1.830%, 09/15/19 (e)	1,784
	AXIS Equipment Finance Receivables II LLC,
4,099	Series 2013-1A, Class A, 1.750%, 03/20/17 (e)	4,099
3,671	Series 2013-1A, Class B, 2.850%, 12/20/17 (e)	3,675
2,052	Bank of America Auto Trust, Series 2012-1, Class A3, 0.780%, 06/15/16	2,055
12,178	Bayview Opportunity Master Fund IIa Trust, Series 2013-8NPL, Class A, VAR, 3.228%, 03/28/33 (e)	12,205
741	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.525%, 04/25/36	709
2,788	BMW Vehicle Lease Trust, Series 2013-1, Class A3, 0.540%, 09/21/15	2,790
2,036	BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.670%, 11/27/17	2,037
6,207	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	6,184
6,816	Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	6,893
6,594	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	6,623
8,545	Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.620%, 07/20/16	8,548
	CarFinance Capital Auto Trust,
418	Series 2013-1A, Class A, 1.650%, 07/17/17 (e)	419
1,494	Series 2013-1A, Class B, 2.750%, 11/15/18 (e)	1,518
1,676	Series 2013-2A, Class A, 1.750%, 11/15/17 (e)	1,682
11,005	Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	11,029
2,250	Series 2014-1A, Class B, 2.720%, 04/15/20 (e)	2,271
22,447	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.176%, 10/15/21 (e) (i)	22,447

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	CarMax Auto Owner Trust,
6,122	Series 2011-1, Class A4, 2.160%, 09/15/16	6,162
1,624	Series 2013-1, Class A3, 0.600%, 10/16/17	1,626
4,400	Series 2013-4, Class A3, 0.800%, 07/16/18	4,394
2,612	Series 2013-4, Class A4, 1.280%, 05/15/19	2,604
9,261	Series 2014-2, Class A3, 0.980%, 01/15/19	9,255
	Carnow Auto Receivables Trust,
508	Series 2013-1A, Class A, 1.160%, 10/16/17 (e)	508
3,923	Series 2013-1A, Class B, 1.970%, 11/15/17 (e)	3,924
27,000	CFC 2012-1 LLC, Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	27,018
	Chase Funding Trust,
2,585	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,700
3,811	Series 2003-6, Class 1A5, SUB, 5.350%, 11/25/34	3,922
6,877	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	6,953
950	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,224
792	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.535%, 12/25/33	758
	CNH Equipment Trust,
3,117	Series 2011-A, Class A4, 2.040%, 10/17/16	3,133
2,178	Series 2012-A, Class A3, 0.940%, 05/15/17	2,182
	Concord Funding Co. LLC,
26,904	Series 2012-2, Class A, 3.145%, 01/15/17 (e)	26,904
12,555	Series 2013-1, Class A, 2.420%, 02/15/15 (e)	12,579
8,762	Conix Mortgage Asset Trust, Series 2013-1, Class A, VAR, 4.704%, 12/25/47 (e) (i)	8,943
	Countrywide Asset-Backed Certificates,
419	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	421
10	Series 2004-1, Class 3A, VAR, 0.715%, 04/25/34	9
1,045	Series 2004-1, Class M1, VAR, 0.905%, 03/25/34	998

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

122	Series 2004-1, Class M2, VAR, 0.980%, 03/25/34	117
955	Series 2004-6, Class M1, VAR, 1.055%, 10/25/34	909
	CPS Auto Receivables Trust,
1,093	Series 2011-B, Class A, 3.680%, 09/17/18 (e)	1,115
4,028	Series 2011-C, Class A, 4.210%, 03/15/19 (e)	4,135
2,166	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	2,203
9,919	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	10,052
6,779	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	6,779
7,272	Series 2013-C, Class A, 1.640%, 04/16/18 (e)	7,312
13,244	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	13,302
11,510	Series 2014-A, Class A, 1.210%, 08/15/18 (e)	11,516
14,366	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	14,353
6,350	Series 2014-B, Class C, 3.230%, 05/15/20 (e)	6,356
	CPS Auto Trust,
7,160	Series 2012-C, Class A, 1.820%, 12/16/19 (e)	7,233
3,976	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	3,990
	Credit Acceptance Auto Loan Trust,
1,707	Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	1,715
9,767	Series 2012-2A, Class A, 1.520%, 03/16/20 (e)	9,800
125	CSMC Trust, Series 2006-CF1, Class A1, VAR, 0.465%, 11/25/35	124
	Exeter Automobile Receivables Trust,
2,478	Series 2012-2A, Class A, 1.300%, 06/15/17 (e)	2,483
696	Series 2013-1A, Class A, 1.290%, 10/16/17 (e)	697
3,152	Series 2013-2A, Class A, 1.490%, 11/15/17 (e)	3,163
11,601	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	11,622
10,512	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	10,517
2,595	Series 2014-2A, Class C, 3.260%, 12/16/19 (e)	2,603

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	First Investors Auto Owner Trust,
3,805	Series 2012-2A, Class A2, 1.470%, 05/15/18 (e)	3,819
2,740	Series 2013-1A, Class A2, 0.900%, 10/15/18 (e)	2,745
	Flagship Credit Auto Trust,
6,285	Series 2013-1, Class A, 1.320%, 04/16/18 (e)	6,294
7,304	Series 2013-2, Class A, 1.940%, 01/15/19 (e)	7,325
12,137	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	12,128
2,220	Series 2014-1, Class B, 2.550%, 02/18/20 (e)	2,219
	Ford Credit Auto Lease Trust,
1,826	Series 2014-A, Class A2A, 0.500%, 10/15/16	1,827
7,235	Series 2014-B, Class A3, 0.890%, 09/15/17	7,242
2,970	Series 2014-B, Class A4, 1.100%, 11/15/17	2,971
7,116	Ford Credit Auto Owner Trust, Series 2014-B, Class A3, 0.900%, 10/15/18	7,134
9,992	Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2, VAR, 0.535%, 01/15/18	10,002
	Freedom Trust,
5,334	Series 2011-2, Class A11, VAR, 5.000%, 08/01/46 (e)	5,454
709	Series 2012-1, Class A19, VAR, 6.000%, 09/25/41 (e) (i)	722
6,126	Series 2012-2, Class A24, VAR, 3.416%, 10/26/42 (e) (i)	6,232
	FRT Trust,
2,542	Series 2013-1A, Class A1N, SUB, 3.960%, 10/25/33 (e) (i)	2,563
4,821	Series 2013-1A, Class A2N, SUB, 5.000%, 10/25/33 (e) (i)	4,724
1,072	Series 2013-1A, Class AR, SUB, 4.210%, 10/25/18 (e) (i)	1,071
18,600	GCAT, Series 2014-1A, Class A1, VAR, 3.228%, 07/25/19 (e)	18,606
589	GE Capital Mortgage Services, Inc. Trust, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	582
	GE Equipment Midticket LLC,
7,163	Series 2012-1, Class A3, 0.600%, 05/23/16	7,168
3,767	Series 2012-1, Class A4, 0.780%, 09/22/20	3,767

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	GLC Trust,
34,592	Series 2014-A, Class A, 3.000%, 07/15/21 (e)	34,419
2,885	Series 2014-A, Class B, 4.000%, 07/15/21 (e)	2,827
8,867	GM Financial Automobile Leasing Trust, Series 2014-1A, Class A2, 0.610%, 07/20/16 (e)	8,869
	GMAT Trust,
8,851	Series 2013-1A, Class A, SUB, 3.967%, 11/25/43 (e)	8,879
7,912	Series 2014-1A, Class A, SUB, 3.721%, 02/25/44 (e)	7,933
	HLSS Servicer Advance Receivables Backed Notes,
25,644	Series 2013-T2, Class A2, 1.147%, 05/16/44 (e)	25,659
3,020	Series 2013-T3, Class C3, 2.388%, 05/15/46 (e)	2,977
9,905	Series 2013-T7, Class AT7, 1.981%, 11/15/46 (e)	9,943
	HLSS Servicer Advance Receivables Trust,
10,906	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	10,993
12,879	Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	12,900
5,903	Series 2014-T1, Class AT1, 1.244%, 01/17/45 (e)	5,908
8,863	Series 2014-T2, Class AT2, 2.217%, 01/15/47 (e)	8,932
855	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.355%, 03/25/36	670
	Honda Auto Receivables Owner Trust,
3,028	Series 2012-1, Class A4, 0.970%, 04/16/18	3,039
5,575	Series 2013-4, Class A3, 0.690%, 09/18/17	5,579
700	Series 2013-4, Class A4, 1.040%, 02/18/20	700
7,444	Series 2014-2, Class A3, 0.770%, 03/19/18	7,443
	HSBC Home Equity Loan Trust USA,
2,438	Series 2006-1, Class A1, VAR, 0.316%, 01/20/36	2,423
1,050	Series 2006-2, Class A1, VAR, 0.305%, 03/20/36	1,041
437	Series 2007-1, Class AS, VAR, 0.356%, 03/20/36	433

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
5,710	Series 2007-3, Class APT, VAR, 1.356%, 11/20/36	5,709
	Huntington Auto Trust,
472	Series 2011-1A, Class A3, 1.010%, 01/15/16 (e)	472
7,712	Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	7,753
2,182	Series 2012-1, Class A3, 0.810%, 09/15/16	2,186
	Hyundai Auto Receivables Trust,
2,769	Series 2010-B, Class A4, 1.630%, 03/15/17	2,784
2,694	Series 2011-B, Class A4, 1.650%, 02/15/17	2,702
9,118	Series 2014-B, Class A3, 0.900%, 12/17/18	9,111
	John Deere Owner Trust,
5,866	Series 2012-B, Class A4, 0.690%, 01/15/19	5,860
7,800	Series 2014-A, Class A2, 0.450%, 09/15/16	7,801
	KGS-Alpha Capital Markets LP,
141,062	VAR, IO, 11.238%, 08/25/38 (n)	5,400
58,748	Series 2012-3, IO, 11.444%, 09/25/26 (n)	1,542
177,455	Series 2012-4, VAR, IO, 9.640%, 09/25/37 (n)	8,457
81,320	Series 2013-2, VAR, IO, 18.053%, 03/25/39 (n)	4,676
1,603	Kondaur Mortgage Asset Trust LLC, Series 2013-1, Class A, VAR, 4.458%, 08/25/52 (e)	1,608
2,316	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.505%, 07/25/34 (e)	2,302
	Long Beach Mortgage Loan Trust,
5,022	Series 2004-1, Class M1, VAR, 0.905%, 02/25/34	4,744
1,100	Series 2004-3, Class M1, VAR, 1.010%, 07/25/34	1,059
909	Series 2006-WL2, Class 2A3, VAR, 0.355%, 01/25/36	860
	LV Tower 52 Issuer LLC,
19,637	Series 2013-1, Class A, 5.500%, 06/15/18 (e) (i)	19,655
10,010	Series 2013-1, Class M, 7.500%, 06/15/18 (e) (i)	10,010
1,942	Macquarie Equipment Funding Trust, Series 2012-A, Class A2, 0.610%, 04/20/15 (e)	1,941

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,659	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M2, VAR, 2.405%, 03/25/32	3,657
9,651	Mid-State Capital Corp. Trust, Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	9,946
	Mid-State Capital Trust,
4,958	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	5,100
8,924	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	9,253
16,247	MMCA Auto Owner Trust, Series 2012-A, Class A4, 1.570%, 08/15/17 (e)	16,376
	Nationstar Agency Advance Funding Trust,
10,674	Series 2013-T1A, Class AT1, 0.997%, 02/15/45 (e)	10,662
3,544	Series 2013-T1A, Class BT1, 1.246%, 02/15/45 (e)	3,542
1,000	Series 2013-T1A, Class CT1, 1.743%, 02/15/45 (e)	1,000
3,313	Series 2013-T2A, Class AT2, 1.892%, 02/18/48 (e)	3,236
653	Series 2013-T2A, Class BT2, 2.487%, 02/18/48 (e)	646
2,304	Navitas Equipment Receivables LLC, Series 2013-1, Class A, 1.950%, 11/15/16 (e)	2,304
3,457	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	3,556
20,947	New Residential Advance Receivables Trust, Series 2014-T1, Class A1, 1.274%, 03/15/45 (e)	20,976
	Nissan Auto Lease Trust,
1,425	Series 2013-B, Class A3, 0.750%, 06/15/16	1,424
1,164	Series 2014-A, Class A3, 0.800%, 02/15/17	1,164
	Nissan Auto Receivables Owner Trust,
2,985	Series 2012-A, Class A4, 1.000%, 07/16/18	3,000
2,876	Series 2014-A, Class A2, 0.420%, 11/15/16	2,876
13,283	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	13,263
	NYMT Residential LLC,
27,000	Series 2012-RP1A, Class NOTE, VAR, 4.250%, 12/25/17 (e) (i)	27,000
13,130	Series 2013-RP3A, Class NOTE, SUB, 4.850%, 09/25/18 (e) (i)	13,130

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
15,613	OnDeck Asset Securitization Trust LLC, Series 2014-1A, Class A, 3.150%, 05/17/18 (e)	15,664
	OneMain Financial Issuance Trust,
25,443	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	25,443
3,571	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	3,600
36,252	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	36,263
11,466	Series 2014-2A, Class B, 3.020%, 09/18/24 (e)	11,466
179	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 0.995%, 02/25/33	166
8,961	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.092%, 10/25/34	8,912
5,675	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 05/15/29 (e)	5,689
	Progreso Receivables Funding I LLC,
7,000	Series 2013-A, Class A, 4.000%, 07/09/18 (e)	7,052
1,500	Series 2013-A, Class B, 8.000%, 07/09/18 (e)	1,554
	Progreso Receivables Funding II LLC,
25,599	Series 2014-A, Class A, 3.500%, 07/08/19 (e)	25,599
4,117	Series 2014-A, Class B, 6.000%, 07/08/19 (e)	4,117
	RAMP Trust,
3,339	Series 2004-RS11, Class M1, VAR, 1.085%, 11/25/34	3,291
2,206	Series 2005-EFC5, Class A3, VAR, 0.495%, 10/25/35	2,195
17,148	Series 2006-RZ1, Class A3, VAR, 0.455%, 03/25/36	16,717
	RASC Trust,
49	Series 2002-KS4, Class AIIB, VAR, 0.655%, 07/25/32	42
64	Series 2003-KS5, Class AIIB, VAR, 0.735%, 07/25/33	57
69	Series 2003-KS9, Class A2B, VAR, 0.795%, 11/25/33	58
9,767	RBSHD Trust, Series 2013-1A, Class A, SUB, 4.685%, 10/25/47 (e) (i)	9,805
	Real Estate Asset Trust,
11,411	Series 2013-1A, Class A1, VAR, 3.230%, 05/25/52 (e) (i)	11,462
4,000	Series 2013-1A, Class A2, VAR, 5.926%, 05/25/52 (e) (i)	4,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

99	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	53
	RMAT,
3,005	Series 2012-1A, Class A1, VAR, 2.734%, 08/26/52 (e) (i)	3,015
4,000	Series 2012-1A, Class A2, VAR, 6.657%, 08/26/52 (e) (i)	4,077
579	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	570
	Santander Drive Auto Receivables Trust,
110	Series 2012-3, Class A3, 1.080%, 04/15/16	110
1,517	Series 2012-5, Class A3, 0.830%, 12/15/16	1,518
684	Series 2012-6, Class A3, 0.620%, 07/15/16	684
2,383	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	2,410
753	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.509%, 01/25/36	562
9,159	Selene Non-Performing Loans LLC, Series 2014-1A, Class A, SUB, 2.981%, 05/25/54 (e)	9,159
	SNAAC Auto Receivables Trust,
1,206	Series 2013-1A, Class A, 1.140%, 07/16/18 (e)	1,207
6,390	Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	6,389
	SpringCastle America Funding LLC,
28,861	Series 2013-1A, Class A, 4.000%, 04/03/21 (e)	28,977
41,047	Series 2013-1A, Class B, 4.000%, 12/03/24 (e)	41,162
	Springleaf Funding Trust,
55,153	Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	55,557
4,484	Series 2013-BA, Class A, 3.920%, 01/16/23 (e)	4,588
8,480	Series 2013-BA, Class B, 4.820%, 01/16/23 (e)	8,829
56,925	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	56,887
3,616	Series 2014-AA, Class B, 3.450%, 12/15/22 (e)	3,618
4,066	Stanwich Mortgage Loan Co. LLC, Series 2012-NPL4, Class A, 2.981%, 09/15/42 (e)	4,064

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
10,405	Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 2.981%, 02/16/43 (e)	10,392
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
1,125	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	1,175
698	Series 2002-AL1, Class A2, 3.450%, 02/25/32	695
1,811	Series 2002-AL1, Class A3, 3.450%, 02/25/32	1,790
2,735	Series 2004-6XS, Class A5A, SUB, 5.530%, 03/25/34	2,827
2,188	Series 2004-6XS, Class A5B, SUB, 5.550%, 03/25/34	2,267
3,776	Tidewater Auto Receivables Trust, Series 2014-AA, Class C, 2.560%, 08/15/19 (e)	3,747
8,652	Toyota Auto Receivables Owner Trust, Series 2014-A, Class A2, 0.410%, 08/15/16	8,657
22,321	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.555%, 10/15/15 (e)	22,464
29,089	Truman Capital Mortgage Loan Trust, Series 2014-NPL1, Class A1, SUB, 3.228%, 07/25/53 (e)	29,052
13,604	U.S. Residential Opportunity Fund Trust, Series 2014-1A, Class NOTE, SUB, 3.466%, 03/25/34 (e)	13,645
3,847	USAA Auto Owner Trust, Series 2014-1, Class A2, 0.380%, 10/17/16	3,847
	Vericrest Opportunity Loan Transferee LLC,
66,891	Series 2014-NPL4, Class A1, SUB, 3.125%, 04/27/54 (e)	66,889
28,100	Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58 (e)	28,004
2,781	Volkswagen Auto Lease Trust, Series 2012-A, Class A3, 0.870%, 07/20/15	2,783
9,579	VOLT NPL IX LLC, Series 2013-NPL3, Class A1, SUB, 4.250%, 04/25/53 (e)	9,641
3,301	VOLT NPL X LLC, Series 2013-NPL4, Class A1, SUB, 3.960%, 11/25/53 (e)	3,318
11,067	VOLT XIX LLC, Series 2013-NPL5, Class A1, SUB, 3.625%, 04/25/55 (e)	11,099
15,328	VOLT XV LLC, Series 2014-3A, Class A1, SUB, 3.250%, 05/26/54 (e)	15,431
	VOLT XX LLC,
20,748	Series 2013-NPL6, Class A1, SUB, 3.625%, 03/25/54 (e)	20,861

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

6,797		Series 2013-NPL6, Class A2, SUB, 5.250%, 03/25/54 (e)	6,825
17,675		VOLT XXI LLC, Series 2013-NPL7, Class A1, SUB, 3.625%, 11/25/53 (e)	17,736
20,481		VOLT XXII LLC, Series 2014-NPL1, Class A1, SUB, 3.625%, 10/27/53 (e)	20,516
20,580		VOLT XXIII LLC, Series 2014-NPL2, Class A1, SUB, 3.625%, 11/25/53 (e)	20,642
52,941		VOLT XXIV LLC, Series 2014-NPL3, Class A1, SUB, 3.250%, 11/25/53 (e)	53,047
		Westgate Resorts LLC,
6,230		Series 2012-1, Class A, 4.500%, 09/20/25 (e)	6,280
7,662		Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	7,726
5,172		Series 2012-3A, Class A, 2.500%, 03/20/25 (e)	5,200
		World Omni Auto Receivables Trust,
2,910		Series 2013-B, Class A3, 0.830%, 08/15/18	2,916
1,398		Series 2013-B, Class A4, 1.320%, 01/15/20	1,396
535		World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/15	535

		Total Asset-Backed Securities (Cost $1,807,299)	1,819,462

Collateralized Mortgage Obligations — 23.1%
		Agency CMO — 16.8%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
262		Series 8, Class ZA, 7.000%, 03/25/23	292
163		Series 24, Class ZE, 6.250%, 11/25/23	179
1,195		Series 29, Class L, 7.500%, 04/25/24	1,356
		Federal Home Loan Mortgage Corp. Reference REMIC,
9,133		Series R006, Class ZA, 6.000%, 04/15/36	9,926
12,417		Series R007, Class ZA, 6.000%, 05/15/36	13,977
		Federal Home Loan Mortgage Corp. REMIC,
16		Series 11, Class D, 9.500%, 07/15/19	17
11		Series 22, Class C, 9.500%, 04/15/20	12
18		Series 23, Class F, 9.600%, 04/15/20	20
—	(h)	Series 41, Class I, HB, 84.000%, 05/15/20	—	(h)
5		Series 46, Class B, 7.800%, 09/15/20	6
3		Series 47, Class F, 10.000%, 06/15/20	3
—	(h)	Series 85, Class C, 8.600%, 01/15/21	—	(h)
10		Series 99, Class Z, 9.500%, 01/15/21	11
33		Series 114, Class H, 6.950%, 01/15/21	36
—	(h)	Series 204, Class E, HB, IF, 1,857.616%, 05/15/23	6

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	—	(h)
7		Series 1065, Class J, 9.000%, 04/15/21	8
3		Series 1079, Class S, HB, IF, 33.473%, 05/15/21	6
7		Series 1084, Class F, VAR, 1.105%, 05/15/21	7
5		Series 1084, Class S, HB, IF, 44.527%, 05/15/21	9
10		Series 1116, Class I, 5.500%, 08/15/21	10
46		Series 1144, Class KB, 8.500%, 09/15/21	51
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	—	(h)
—	(h)	Series 1196, Class B, HB, IF, 1,180.777%, 01/15/22	8
21		Series 1206, Class IA, 7.000%, 03/15/22	23
26		Series 1250, Class J, 7.000%, 05/15/22	30
74		Series 1343, Class LA, 8.000%, 08/15/22	86
30		Series 1343, Class LB, 7.500%, 08/15/22	35
51		Series 1370, Class JA, VAR, 1.305%, 09/15/22	53
53		Series 1455, Class WB, IF, 4.597%, 12/15/22	56
453		Series 1466, Class PZ, 7.500%, 02/15/23	510
7		Series 1470, Class F, VAR, 1.668%, 02/15/23	7
81		Series 1491, Class I, 7.500%, 04/15/23	92
264		Series 1498, Class I, VAR, 1.305%, 04/15/23	271
387		Series 1502, Class PX, 7.000%, 04/15/23	429
46		Series 1505, Class Q, 7.000%, 05/15/23	51
190		Series 1518, Class G, IF, 8.875%, 05/15/23	225
35		Series 1541, Class M, HB, IF, 24.849%, 07/15/23	56
165		Series 1541, Class O, VAR, 1.830%, 07/15/23	167
10		Series 1570, Class F, VAR, 2.168%, 08/15/23	11
362		Series 1573, Class PZ, 7.000%, 09/15/23	406
200		Series 1591, Class PV, 6.250%, 10/15/23	218
46		Series 1602, Class SA, HB, IF, 22.246%, 10/15/23	82
1,141		Series 1608, Class L, 6.500%, 09/15/23	1,250
91		Series 1609, Class LG, IF, 16.997%, 11/15/23	96
441		Series 1642, Class PJ, 6.000%, 11/15/23	492

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
182	Series 1658, Class GZ, 7.000%, 01/15/24	206
14	Series 1671, Class L, 7.000%, 02/15/24	16
19	Series 1671, Class QC, IF, 10.000%, 02/15/24	24
19	Series 1686, Class SH, IF, 18.889%, 02/15/24	27
150	Series 1695, Class EB, 7.000%, 03/15/24	170
30	Series 1699, Class FC, VAR, 0.755%, 03/15/24	31
207	Series 1700, Class GA, PO, 02/15/24	193
834	Series 1706, Class K, 7.000%, 03/15/24	945
15	Series 1709, Class FA, VAR, 1.680%, 03/15/24	15
564	Series 1720, Class PL, 7.500%, 04/15/24	645
522	Series 1737, Class L, 6.000%, 06/15/24	581
91	Series 1745, Class D, 7.500%, 08/15/24	104
430	Series 1798, Class F, 5.000%, 05/15/23	469
9	Series 1807, Class G, 9.000%, 10/15/20	10
88	Series 1829, Class ZB, 6.500%, 03/15/26	97
591	Series 1863, Class Z, 6.500%, 07/15/26	652
52	Series 1865, Class D, PO, 02/15/24	46
69	Series 1890, Class H, 7.500%, 09/15/26	80
173	Series 1899, Class ZE, 8.000%, 09/15/26	201
462	Series 1927, Class PH, 7.500%, 01/15/27	530
375	Series 1927, Class ZA, 6.500%, 01/15/27	416
11	Series 1935, Class FL, VAR, 0.855%, 02/15/27	12
148	Series 1963, Class Z, 7.500%, 01/15/27	170
21	Series 1970, Class PG, 7.250%, 07/15/27	24
393	Series 1981, Class Z, 6.000%, 05/15/27	438
245	Series 1983, Class Z, 6.500%, 12/15/23	272
167	Series 1987, Class PE, 7.500%, 09/15/27	185
242	Series 2019, Class Z, 6.500%, 12/15/27	273
872	Series 2033, Class J, 5.600%, 06/15/23	936
99	Series 2033, Class SN, HB, IF, 28.431%, 03/15/24	45
268	Series 2038, Class PN, IO, 7.000%, 03/15/28	53
798	Series 2040, Class PE, 7.500%, 03/15/28	917
333	Series 2054, Class PV, 7.500%, 05/15/28	383
63	Series 2056, Class TD, 6.500%, 05/15/18	67
427	Series 2063, Class PG, 6.500%, 06/15/28	477
73	Series 2064, Class TE, 7.000%, 06/15/28	83
211	Series 2070, Class C, 6.000%, 07/15/28	235
863	Series 2075, Class PH, 6.500%, 08/15/28	968
924	Series 2075, Class PM, 6.250%, 08/15/28	1,040

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
179	Series 2086, Class GB, 6.000%, 09/15/28	201
340	Series 2089, Class PJ, IO, 7.000%, 10/15/28	66
786	Series 2095, Class PE, 6.000%, 11/15/28	869
1,414	Series 2106, Class ZD, 6.000%, 12/15/28	1,587
2,056	Series 2110, Class PG, 6.000%, 01/15/29	2,279
417	Series 2125, Class JZ, 6.000%, 02/15/29	462
2,062	Series 2126, Class CB, 6.250%, 02/15/29	2,288
57	Series 2132, Class SB, HB, IF, 29.875%, 03/15/29	104
32	Series 2134, Class PI, IO, 6.500%, 03/15/19	4
33	Series 2141, Class IO, IO, 7.000%, 04/15/29	6
126	Series 2163, Class PC, IO, 7.500%, 06/15/29	24
1,732	Series 2169, Class TB, 7.000%, 06/15/29	1,986
747	Series 2172, Class QC, 7.000%, 07/15/29	843
427	Series 2176, Class OJ, 7.000%, 08/15/29	493
2	Series 2196, Class TL, 7.500%, 11/15/29	3
382	Series 2201, Class C, 8.000%, 11/15/29	444
936	Series 2208, Class PG, 7.000%, 01/15/30	1,086
221	Series 2209, Class TC, 8.000%, 01/15/30	265
711	Series 2210, Class Z, 8.000%, 01/15/30	823
142	Series 2224, Class CB, 8.000%, 03/15/30	171
210	Series 2230, Class Z, 8.000%, 04/15/30	246
162	Series 2234, Class PZ, 7.500%, 05/15/30	188
140	Series 2247, Class Z, 7.500%, 08/15/30	162
373	Series 2256, Class MC, 7.250%, 09/15/30	429
638	Series 2259, Class ZM, 7.000%, 10/15/30	733
12	Series 2261, Class ZY, 7.500%, 10/15/30	14
49	Series 2262, Class Z, 7.500%, 10/15/30	56
664	Series 2271, Class PC, 7.250%, 12/15/30	764
711	Series 2283, Class K, 6.500%, 12/15/23	795
294	Series 2296, Class PD, 7.000%, 03/15/31	338
112	Series 2306, Class K, PO, 05/15/24	106
267	Series 2306, Class SE, IF, IO, 8.070%, 05/15/24	49
186	Series 2313, Class LA, 6.500%, 05/15/31	209
369	Series 2325, Class PM, 7.000%, 06/15/31	394
719	Series 2332, Class ZH, 7.000%, 07/15/31	822
105	Series 2333, Class HC, 6.000%, 07/15/31	103
3,872	Series 2344, Class ZD, 6.500%, 08/15/31	4,437
401	Series 2344, Class ZJ, 6.500%, 08/15/31	454
367	Series 2345, Class NE, 6.500%, 08/15/31	412
173	Series 2345, Class PQ, 6.500%, 08/15/16	181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
105	Series 2347, Class VP, 6.500%, 03/15/20	112
369	Series 2351, Class PZ, 6.500%, 08/15/31	415
474	Series 2353, Class TD, 6.000%, 09/15/16	495
146	Series 2355, Class BP, 6.000%, 09/15/16	151
47	Series 2359, Class PM, 6.000%, 09/15/16	49
721	Series 2359, Class ZB, 8.500%, 06/15/31	867
224	Series 2360, Class PG, 6.000%, 09/15/16	233
37	Series 2363, Class PF, 6.000%, 09/15/16	39
124	Series 2366, Class MD, 6.000%, 10/15/16	129
363	Series 2367, Class ME, 6.500%, 10/15/31	400
361	Series 2388, Class FB, VAR, 0.755%, 01/15/29	366
323	Series 2391, Class QR, 5.500%, 12/15/16	335
110	Series 2394, Class MC, 6.000%, 12/15/16	114
401	Series 2399, Class OH, 6.500%, 01/15/32	454
662	Series 2399, Class TH, 6.500%, 01/15/32	747
785	Series 2410, Class NG, 6.500%, 02/15/32	894
483	Series 2410, Class OE, 6.375%, 02/15/32	520
877	Series 2410, Class QS, IF, 19.097%, 02/15/32	1,326
324	Series 2410, Class QX, IF, IO, 8.495%, 02/15/32	90
877	Series 2412, Class SP, IF, 15.790%, 02/15/32	1,131
2,096	Series 2418, Class FO, VAR, 1.055%, 02/15/32	2,143
745	Series 2420, Class XK, 6.500%, 02/15/32	844
603	Series 2423, Class MC, 7.000%, 03/15/32	694
793	Series 2423, Class MT, 7.000%, 03/15/32	914
861	Series 2423, Class TB, 6.500%, 03/15/32	967
120	Series 2425, Class OB, 6.000%, 03/15/17	126
1,083	Series 2430, Class WF, 6.500%, 03/15/32	1,221
1,407	Series 2434, Class TC, 7.000%, 04/15/32	1,575
2,503	Series 2434, Class ZA, 6.500%, 04/15/32	2,798
1,612	Series 2435, Class CJ, 6.500%, 04/15/32	1,756
524	Series 2436, Class MC, 7.000%, 04/15/32	590
258	Series 2441, Class GF, 6.500%, 04/15/32	290
670	Series 2444, Class ES, IF, IO, 7.795%, 03/15/32	186
591	Series 2450, Class GZ, 7.000%, 05/15/32	677
437	Series 2450, Class SW, IF, IO, 7.845%, 03/15/32	98
1,018	Series 2455, Class GK, 6.500%, 05/15/32	1,145
57	Series 2458, Class QE, 5.500%, 06/15/17	59
742	Series 2458, Class ZM, 6.500%, 06/15/32	833
347	Series 2463, Class CE, 6.000%, 06/15/17	362

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
583	Series 2466, Class DH, 6.500%, 06/15/32	656
1,141	Series 2466, Class PH, 6.500%, 06/15/32	1,237
771	Series 2474, Class NR, 6.500%, 07/15/32	868
1,694	Series 2475, Class S, IF, IO, 7.845%, 02/15/32	449
1,179	Series 2484, Class LZ, 6.500%, 07/15/32	1,331
61	Series 2488, Class WS, IF, 16.379%, 08/15/17	71
1,545	Series 2500, Class MC, 6.000%, 09/15/32	1,751
165	Series 2508, Class AQ, 5.500%, 10/15/17	174
1,577	Series 2512, Class PG, 5.500%, 10/15/22	1,728
75	Series 2515, Class MG, 4.000%, 09/15/17	76
543	Series 2535, Class BK, 5.500%, 12/15/22	597
744	Series 2537, Class TE, 5.500%, 12/15/17	787
386	Series 2543, Class LX, 5.000%, 12/15/17	406
2,190	Series 2543, Class YX, 6.000%, 12/15/32	2,436
1,116	Series 2544, Class HC, 6.000%, 12/15/32	1,239
519	Series 2549, Class ZG, 5.000%, 01/15/18	538
1,377	Series 2552, Class ME, 6.000%, 01/15/33	1,527
1,182	Series 2567, Class QD, 6.000%, 02/15/33	1,303
1,140	Series 2571, Class FY, VAR, 0.905%, 12/15/32	1,163
149	Series 2571, Class SK, HB, IF, 33.832%, 09/15/23	267
672	Series 2571, Class SY, IF, 18.228%, 12/15/32	1,002
5,270	Series 2575, Class ME, 6.000%, 02/15/33	5,845
1,270	Series 2586, Class HD, 5.500%, 03/15/23	1,435
551	Series 2586, Class WI, IO, 6.500%, 03/15/33	103
1,273	Series 2595, Class HC, 5.500%, 04/15/23	1,469
908	Series 2596, Class QG, 6.000%, 03/15/33	999
356	Series 2611, Class UH, 4.500%, 05/15/18	374
521	Series 2626, Class NS, IF, IO, 6.395%, 06/15/23	39
212	Series 2629, Class BY, IO, 4.500%, 03/15/18	4
1,951	Series 2631, Class SA, IF, 14.566%, 06/15/33	2,495
2,957	Series 2636, Class Z, 4.500%, 06/15/18	3,102
467	Series 2637, Class SA, IF, IO, 5.945%, 06/15/18	34
116	Series 2638, Class DS, IF, 8.445%, 07/15/23	134
4	Series 2642, Class SL, IF, 6.722%, 07/15/33	4

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
198	Series 2650, Class PO, PO, 12/15/32	196
1,108	Series 2650, Class SO, PO, 12/15/32	1,080
2,826	Series 2651, Class VZ, 4.500%, 07/15/18	2,967
7,952	Series 2653, Class PZ, 5.000%, 07/15/33	8,915
460	Series 2655, Class EO, PO, 02/15/33	460
610	Series 2671, Class S, IF, 14.474%, 09/15/33	784
2,782	Series 2684, Class PO, PO, 01/15/33	2,734
488	Series 2692, Class SC, IF, 12.977%, 07/15/33	591
37	Series 2696, Class CO, PO, 10/15/18	36
4,484	Series 2709, Class PG, 5.000%, 11/15/23	4,968
1,404	Series 2710, Class HB, 5.500%, 11/15/23	1,539
316	Series 2715, Class OG, 5.000%, 01/15/23	319
582	Series 2720, Class PC, 5.000%, 12/15/23	626
4,484	Series 2722, Class PF, VAR, 0.755%, 12/15/33	4,533
9,421	Series 2733, Class SB, IF, 7.871%, 10/15/33	10,636
580	Series 2744, Class PE, 5.500%, 02/15/34	619
1,318	Series 2744, Class TU, 5.500%, 05/15/32	1,376
777	Series 2748, Class KO, PO, 10/15/23	770
1,198	Series 2758, Class AO, PO, 03/15/19	1,188
204	Series 2777, Class KO, PO, 02/15/33	204
45	Series 2780, Class JG, 4.500%, 04/15/19	46
339	Series 2780, Class SY, IF, 16.159%, 11/15/33	452
4,627	Series 2802, Class OH, 6.000%, 05/15/34	5,102
370	Series 2835, Class BO, PO, 12/15/28	370
160	Series 2835, Class QO, PO, 12/15/32	147
56	Series 2840, Class JO, PO, 06/15/23	53
1,640	Series 2903, Class Z, 5.000%, 12/15/24	1,767
932	Series 2929, Class MS, HB, IF, 27.478%, 02/15/35	1,425
4,695	Series 2934, Class EC, PO, 02/15/20	4,622
9	Series 2934, Class EN, PO, 02/15/18	9
1,398	Series 2934, Class HI, IO, 5.000%, 02/15/20	128
922	Series 2934, Class KI, IO, 5.000%, 02/15/20	81
442	Series 2945, Class SA, IF, 12.015%, 03/15/20	396
446	Series 2967, Class S, HB, IF, 32.972%, 04/15/25	728
9,187	Series 2968, Class EH, 6.000%, 04/15/35	10,697
2,008	Series 2968, Class MD, 5.500%, 12/15/33	2,109

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,487	Series 2981, Class FA, VAR, 0.555%, 05/15/35	1,493
1,465	Series 2988, Class AF, VAR, 0.455%, 06/15/35	1,462
77	Series 2989, Class PO, PO, 06/15/23	77
816	Series 2990, Class GO, PO, 02/15/35	744
2,949	Series 2990, Class LK, VAR, 0.525%, 10/15/34	2,950
1,857	Series 2990, Class SL, HB, IF, 23.925%, 06/15/34	2,571
365	Series 2990, Class WP, IF, 16.628%, 06/15/35	437
4,484	Series 2992, Class LB, 5.000%, 06/15/20	4,805
31	Series 3007, Class AI, IO, 5.500%, 07/15/24	—	(h)
94	Series 3014, Class OD, PO, 08/15/35	76
287	Series 3022, Class SX, IF, 16.488%, 08/15/25	372
843	Series 3029, Class SO, PO, 09/15/35	779
2	Series 3047, Class OB, 5.500%, 12/15/33	2
6,825	Series 3049, Class XF, VAR, 0.505%, 05/15/33	6,825
508	Series 3051, Class DP, HB, IF, 27.346%, 10/15/25	781
910	Series 3064, Class SG, IF, 19.483%, 11/15/35	1,247
3,663	Series 3065, Class DF, VAR, 0.535%, 04/15/35	3,669
96	Series 3068, Class AO, PO, 01/15/35	96
1,584	Series 3077, Class TO, PO, 04/15/35	1,451
1,745	Series 3085, Class WF, VAR, 0.955%, 08/15/35	1,772
3,669	Series 3101, Class UZ, 6.000%, 01/15/36	4,034
326	Series 3102, Class HS, HB, IF, 23.998%, 01/15/36	474
3,357	Series 3117, Class AO, PO, 02/15/36	3,177
689	Series 3117, Class EO, PO, 02/15/36	634
1,083	Series 3117, Class OG, PO, 02/15/36	1,022
592	Series 3117, Class OK, PO, 02/15/36	544
2,069	Series 3122, Class OH, PO, 03/15/36	1,959
2,018	Series 3122, Class OP, PO, 03/15/36	1,919
16	Series 3122, Class ZB, 6.000%, 03/15/36	22
209	Series 3134, Class PO, PO, 03/15/36	193
2,141	Series 3137, Class XP, 6.000%, 04/15/36	2,355
1,101	Series 3138, Class PO, PO, 04/15/36	1,037
3,916	Series 3147, Class PO, PO, 04/15/36	3,702
126	Series 3149, Class SO, PO, 05/15/36	101

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
790	Series 3151, Class PO, PO, 05/15/36	732
1,424	Series 3153, Class EO, PO, 05/15/36	1,330
512	Series 3164, Class MG, 6.000%, 06/15/36	566
3,300	Series 3171, Class MO, PO, 06/15/36	3,091
557	Series 3174, Class PX, 5.000%, 06/15/17	567
664	Series 3179, Class OA, PO, 07/15/36	617
3,311	Series 3181, Class AZ, 6.500%, 07/15/36	3,809
257	Series 3184, Class OA, PO, 02/15/33	257
1,356	Series 3189, Class PC, 6.000%, 08/15/35	1,396
387	Series 3194, Class SA, IF, IO, 6.945%, 07/15/36	71
2,373	Series 3195, Class PD, 6.500%, 07/15/36	2,682
4,918	Series 3200, Class AY, 5.500%, 08/15/36	5,466
994	Series 3200, Class PO, PO, 08/15/36	918
13,064	Series 3202, Class HI, IF, IO, 6.495%, 08/15/36	1,903
619	Series 3213, Class OA, PO, 09/15/36	580
420	Series 3218, Class AO, PO, 09/15/36	389
2,895	Series 3218, Class BE, 6.000%, 09/15/35	2,999
2,252	Series 3219, Class DI, IO, 6.000%, 04/15/36	437
1,162	Series 3225, Class EO, PO, 10/15/36	1,034
1,235	Series 3232, Class ST, IF, IO, 6.545%, 10/15/36	158
322	Series 3233, Class OP, PO, 05/15/36	297
4,551	Series 3253, Class PO, PO, 12/15/21	4,520
558	Series 3256, Class PO, PO, 12/15/36	509
899	Series 3260, Class CS, IF, IO, 5.985%, 01/15/37	114
493	Series 3261, Class OA, PO, 01/15/37	451
2,338	Series 3274, Class B, 6.000%, 02/15/37	2,542
299	Series 3274, Class JO, PO, 02/15/37	277
1,463	Series 3275, Class FL, VAR, 0.595%, 02/15/37	1,466
4,932	Series 3284, Class CB, 5.000%, 03/15/22	5,442
600	Series 3286, Class PO, PO, 03/15/37	557
1,588	Series 3290, Class SB, IF, IO, 6.295%, 03/15/37	238
1,717	Series 3302, Class UT, 6.000%, 04/15/37	1,885
1,170	Series 3305, Class MG, IF, 2.375%, 07/15/34	1,187
4,782	Series 3315, Class HZ, 6.000%, 05/15/37	5,285
1,159	Series 3316, Class PO, PO, 05/15/37	1,070
78	Series 3318, Class AO, PO, 05/15/37	64
392	Series 3326, Class JO, PO, 06/15/37	364
3,403	Series 3329, Class JD, 6.000%, 06/15/36	3,586

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
623	Series 3331, Class PO, PO, 06/15/37	568
1,333	Series 3344, Class SL, IF, IO, 6.445%, 07/15/37	183
739	Series 3365, Class PO, PO, 09/15/37	676
455	Series 3371, Class FA, VAR, 0.755%, 09/15/37	460
673	Series 3373, Class TO, PO, 04/15/37	616
4,194	Series 3383, Class SA, IF, IO, 6.295%, 11/15/37	506
7,045	Series 3387, Class SA, IF, IO, 6.265%, 11/15/37	863
110	Series 3389, Class DQ, 5.750%, 10/15/35	112
2,173	Series 3393, Class JO, PO, 09/15/32	1,924
1,054	Series 3398, Class PO, PO, 01/15/36	1,048
7,935	Series 3404, Class SC, IF, IO, 5.845%, 01/15/38	932
338	Series 3422, Class SE, IF, 17.062%, 02/15/38	437
4,932	Series 3423, Class PB, 5.500%, 03/15/38	5,682
2,926	Series 3424, Class PI, IF, IO, 6.645%, 04/15/38	411
270	Series 3443, Class SY, IF, 9.000%, 03/15/37	323
3,507	Series 3453, Class B, 5.500%, 05/15/38	3,823
2,829	Series 3455, Class SE, IF, IO, 6.045%, 06/15/38	358
666	Series 3461, Class LZ, 6.000%, 06/15/38	733
7,783	Series 3461, Class Z, 6.000%, 06/15/38	8,869
6,016	Series 3481, Class SJ, IF, IO, 5.695%, 08/15/38	802
6,726	Series 3493, Class LA, 4.000%, 10/15/23	7,135
4,747	Series 3501, Class CB, 5.500%, 01/15/39	5,290
3,013	Series 3505, Class SA, IF, IO, 5.845%, 01/15/39	438
1,277	Series 3510, Class OD, PO, 02/15/37	1,190
2,917	Series 3511, Class SA, IF, IO, 5.845%, 02/15/39	430
195	Series 3515, Class PI, IO, 5.500%, 07/15/37	5
719	Series 3523, Class SD, IF, 19.236%, 06/15/36	968
3,456	Series 3531, Class SA, IF, IO, 6.145%, 05/15/39	472
2,347	Series 3531, Class SM, IF, IO, 5.945%, 05/15/39	310
1,734	Series 3546, Class A, VAR, 2.056%, 02/15/39	1,747

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
2,511	Series 3549, Class FA, VAR, 1.355%, 07/15/39	2,553
2,180	Series 3607, Class AO, PO, 04/15/36	1,979
3,995	Series 3607, Class BO, PO, 04/15/36	3,627
612	Series 3607, Class EO, PO, 02/15/33	611
3,817	Series 3607, Class OP, PO, 07/15/37	3,484
5,482	Series 3607, Class PO, PO, 05/15/37	5,121
2,551	Series 3607, Class TO, PO, 10/15/39	2,331
4,406	Series 3608, Class SC, IF, IO, 6.095%, 12/15/39	623
3,299	Series 3611, Class PO, PO, 07/15/34	3,060
1,794	Series 3614, Class QB, 4.000%, 12/15/24	1,905
2,816	Series 3621, Class BO, PO, 01/15/40	2,592
4,125	Series 3632, Class BS, IF, 16.983%, 02/15/40	5,638
1,755	Series 3645, Class KZ, 5.500%, 08/15/36	1,901
6,098	Series 3654, Class DC, 5.000%, 04/15/30	6,746
3,622	Series 3654, Class VB, 5.500%, 10/15/27	3,763
2,936	Series 3659, Class VE, 5.000%, 03/15/26	3,196
2,334	Series 3666, Class VA, 5.500%, 12/15/22	2,353
14,982	Series 3680, Class MA, 4.500%, 07/15/39	16,367
6,278	Series 3684, Class CY, 4.500%, 06/15/25	6,992
10,029	Series 3687, Class MA, 4.500%, 02/15/37	10,762
3,083	Series 3688, Class CU, VAR, 6.725%, 11/15/21	3,293
17,884	Series 3688, Class GT, VAR, 7.208%, 11/15/46	21,185
43,568	Series 3704, Class CT, 7.000%, 12/15/36	51,691
17,578	Series 3704, Class DT, 7.500%, 11/15/36	20,188
16,183	Series 3704, Class ET, 7.500%, 12/15/36	19,520
9,135	Series 3710, Class FL, VAR, 0.655%, 05/15/36	9,190
14,057	Series 3740, Class SB, IF, IO, 5.845%, 10/15/40	2,379
13,111	Series 3740, Class SC, IF, IO, 5.845%, 10/15/40	2,075
24,203	Series 3747, Class HI, IO, 4.500%, 07/15/37	2,513
4,308	Series 3756, Class IP, IO, 4.000%, 08/15/35	78
18,414	Series 3759, Class HI, IO, 4.000%, 08/15/37	2,113
12,298	Series 3760, Class GI, IO, 4.000%, 10/15/37	1,142
8,986	Series 3760, Class NI, IO, 4.000%, 10/15/37	713

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
9,753	Series 3779, Class IH, IO, 4.000%, 11/15/34	833
6,000	Series 3793, Class AB, 3.500%, 01/15/26	6,194
8,888	Series 3795, Class EI, IO, 5.000%, 10/15/39	1,219
1,361	Series 3798, Class BF, VAR, 0.455%, 06/15/24	1,365
5,026	Series 3800, Class AI, IO, 4.000%, 11/15/29	518
4,822	Series 3801, Class GB, 4.500%, 11/15/40	5,093
29,656	Series 3802, Class LS, IF, IO, 1.867%, 01/15/40	1,973
19,820	Series 3819, Class ZQ, 6.000%, 04/15/36	22,272
6,727	Series 3852, Class QN, IF, 5.500%, 05/15/41	7,092
16,264	Series 3852, Class TP, IF, 5.500%, 05/15/41	17,278
8,671	Series 3860, Class PZ, 5.000%, 05/15/41	10,302
2,943	Series 3895, Class WA, VAR, 5.701%, 10/15/38	3,214
7,708	Series 3920, Class LP, 5.000%, 01/15/34	8,421
17,095	Series 3957, Class B, 4.000%, 11/15/41	17,804
4,538	Series 3966, Class BF, VAR, 0.655%, 10/15/40	4,555
7,366	Series 3966, Class NA, 4.000%, 12/15/41	7,660
13,803	Series 3998, Class GF, VAR, 0.605%, 05/15/36	13,847
14,374	Series 4012, Class FN, VAR, 0.655%, 03/15/42	14,390
16,850	Series 4048, Class FB, VAR, 0.555%, 10/15/41	16,987
27,366	Series 4048, Class FJ, VAR, 0.556%, 07/15/37	27,340
4,323	Series 4073, Class MF, VAR, 0.605%, 08/15/39	4,342
7,712	Series 4077, Class FB, VAR, 0.655%, 07/15/42	7,761
13,198	Series 4087, Class FA, VAR, 0.605%, 05/15/39	13,262
9,408	Series 4095, Class FB, VAR, 0.555%, 04/15/39	9,456
1,794	Series 4217, Class KY, 3.000%, 06/15/43	1,668
9,982	Series 4219, Class JA, 3.500%, 08/15/39	10,302
4,297	Series 4238, Class WY, 3.000%, 08/15/33	4,221
	Federal Home Loan Mortgage Corp. STRIPS,
3	Series 134, Class B, IO, 9.000%, 04/01/22	1
1,581	Series 197, Class PO, PO, 04/01/28	1,478

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
3,740	Series 233, Class 11, IO, 5.000%, 09/15/35	585
3,105	Series 233, Class 12, IO, 5.000%, 09/15/35	484
5,900	Series 233, Class 13, IO, 5.000%, 09/15/35	919
12,426	Series 239, Class S30, IF, IO, 7.545%, 08/15/36	2,272
1,806	Series 243, Class 16, IO, 4.500%, 11/15/20	134
1,167	Series 243, Class 17, IO, 4.500%, 12/15/20	87
93,638	Series 262, Class 35, 3.500%, 07/15/42	95,653
37,187	Series 264, Class F1, VAR, 0.705%, 07/15/42	37,379
33,953	Series 267, Class F5, VAR, 0.655%, 08/15/42	34,029
15,196	Series 270, Class F1, VAR, 0.655%, 08/15/42	15,231
10,525	Series 274, Class F1, VAR, 0.655%, 08/15/42	10,547
26,817	Series 279, Class F6, VAR, 0.605%, 09/15/42	26,757
13,206	Series 281, Class F1, VAR, 0.655%, 10/15/42	13,233
8,202	Series 299, Class 300, 3.000%, 01/15/43	8,145
13,378	Series 310, Class PO, PO, 09/15/43	9,893
11,730	Series 326, Class F2, VAR, 0.705%, 03/15/44	11,778
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
854	Series T-41, Class 3A, VAR, 6.539%, 07/25/32	978
3,632	Series T-42, Class A5, 7.500%, 02/25/42	4,244
2,554	Series T-48, Class 1A, VAR, 5.698%, 07/25/33	2,903
540	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	647
3,370	Series T-54, Class 2A, 6.500%, 02/25/43	3,997
1,169	Series T-54, Class 3A, 7.000%, 02/25/43	1,422
8,119	Series T-56, Class A5, 5.231%, 05/25/43	8,777
876	Series T-57, Class 1A3, 7.500%, 07/25/43	1,048
336	Series T-57, Class 1AP, PO, 07/25/43	278
4,653	Series T-58, Class 4A, 7.500%, 09/25/43	5,556
407	Series T-58, Class APO, PO, 09/25/43	355
4,503	Series T-59, Class 1A2, 7.000%, 10/25/43	5,166
442	Series T-59, Class 1AP, PO, 10/25/43	383

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
8,725	Series T-62, Class 1A1, VAR, 1.366%, 10/25/44	8,897
21,895	Series T-76, Class 2A, VAR, 1.516%, 10/25/37	21,491
	Federal National Mortgage Association - ACES,
19,281	Series 2010-M1, Class A2, 4.450%, 09/25/19	21,372
7,174	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	7,946
5,986	Series 2010-M7, Class A2, 3.655%, 11/25/20	6,431
8,968	Series 2011-M1, Class A3, 3.763%, 06/25/21	9,704
7,770	Series 2011-M2, Class A2, 3.645%, 04/25/21	8,365
52,463	Series 2011-M2, Class A3, 3.764%, 04/25/21	56,873
28,877	Series 2011-M4, Class A2, 3.726%, 06/25/21	31,186
6,139	Series 2011-M8, Class A2, 2.922%, 08/25/21	6,317
13,148	Series 2012-M11, Class FA, VAR, 0.676%, 08/25/19	13,210
6,794	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	6,816
6,457	Series 2012-M8, Class ASQ3, 1.801%, 12/25/19	6,446
4,118	Series 2013-M13, Class A2, VAR, 2.624%, 04/25/23	4,089
11,791	Series 2013-M7, Class A2, 2.280%, 12/27/22	11,424
11,658	Series 2013-M9, Class A2, VAR, 2.389%, 01/25/23	11,434
16,876	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	17,934
24,000	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	25,438
6,760	Series 2014-M5, Class FA, VAR, 0.521%, 01/25/17	6,772
7,360	Series 2014-M6, Class FA, VAR, 0.459%, 12/25/17	7,373
3,280	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	3,331
	Federal National Mortgage Association Grantor Trust,
1,454	Series 1999-T2, Class A1, VAR, 7.500%, 01/19/39	1,621
1,670	Series 2001-T10, Class A2, 7.500%, 12/25/41	1,935

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
1,841		Series 2001-T3, Class A1, 7.500%, 11/25/40	2,151
1,924		Series 2002-T16, Class A2, 7.000%, 07/25/42	2,208
578		Series 2004-T1, Class 1A2, 6.500%, 01/25/44	660
4,039		Series 2004-T2, Class 1A4, 7.500%, 11/25/43	4,723
2,547		Series 2004-T2, Class 2A, VAR, 3.342%, 07/25/43	2,642
5,741		Series 2004-T3, Class 1A2, 6.500%, 02/25/44	6,466
2,244		Series 2004-T3, Class 1A3, 7.000%, 02/25/44	2,560
561		Series 2004-T3, Class PT1, VAR, 8.822%, 01/25/44	655
		Federal National Mortgage Association REMIC,
8		Series 1988-7, Class Z, 9.250%, 04/25/18	9
32		Series 1989-70, Class G, 8.000%, 10/25/19	35
14		Series 1989-78, Class H, 9.400%, 11/25/19	16
19		Series 1989-83, Class H, 8.500%, 11/25/19	21
14		Series 1989-89, Class H, 9.000%, 11/25/19	16
9		Series 1990-1, Class D, 8.800%, 01/25/20	10
4		Series 1990-7, Class B, 8.500%, 01/25/20	4
4		Series 1990-60, Class K, 5.500%, 06/25/20	5
8		Series 1990-63, Class H, 9.500%, 06/25/20	9
5		Series 1990-93, Class G, 5.500%, 08/25/20	5
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	1
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	1
45		Series 1990-102, Class J, 6.500%, 08/25/20	49
30		Series 1990-120, Class H, 9.000%, 10/25/20	34
4		Series 1990-134, Class SC, HB, IF, 21.368%, 11/25/20	6
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	3
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
9	Series 1991-24, Class Z, 5.000%, 03/25/21	10
8	Series 1991-42, Class S, IF, 17.404%, 05/25/21	10
2	Series 1992-101, Class J, 7.500%, 06/25/22	2
279	Series 1992-117, Class MA, 8.000%, 07/25/22	316
52	Series 1992-136, Class PK, 6.000%, 08/25/22	56
46	Series 1992-143, Class MA, 5.500%, 09/25/22	49
346	Series 1992-150, Class M, 8.000%, 09/25/22	391
121	Series 1992-163, Class M, 7.750%, 09/25/22	137
169	Series 1992-188, Class PZ, 7.500%, 10/25/22	194
79	Series 1993-21, Class KA, 7.700%, 03/25/23	89
173	Series 1993-25, Class J, 7.500%, 03/25/23	194
31	Series 1993-27, Class SA, IF, 15.500%, 02/25/23	43
475	Series 1993-37, Class PX, 7.000%, 03/25/23	532
172	Series 1993-54, Class Z, 7.000%, 04/25/23	193
1,794	Series 1993-56, Class PZ, 7.000%, 05/25/23	2,026
83	Series 1993-62, Class SA, IF, 18.975%, 04/25/23	121
883	Series 1993-99, Class Z, 7.000%, 07/25/23	977
45	Series 1993-122, Class M, 6.500%, 07/25/23	50
884	Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	981
1,448	Series 1993-141, Class Z, 7.000%, 08/25/23	1,618
41	Series 1993-165, Class SD, IF, 13.440%, 09/25/23	53
51	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	59
73	Series 1993-178, Class PK, 6.500%, 09/25/23	83
35	Series 1993-179, Class SB, HB, IF, 26.828%, 10/25/23	59

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
24	Series 1993-179, Class SC, IF, 10.500%, 10/25/23	29
1,234	Series 1993-183, Class KA, 6.500%, 10/25/23	1,356
525	Series 1993-189, Class PL, 6.500%, 10/25/23	591
53	Series 1993-199, Class FA, VAR, 0.705%, 10/25/23	54
66	Series 1993-205, Class H, PO, 09/25/23	59
105	Series 1993-225, Class UB, 6.500%, 12/25/23	118
31	Series 1993-230, Class FA, VAR, 0.755%, 12/25/23	31
94	Series 1993-247, Class FE, VAR, 1.155%, 12/25/23	96
114	Series 1993-247, Class SA, HB, IF, 28.053%, 12/25/23	195
43	Series 1993-247, Class SU, IF, 12.282%, 12/25/23	56
145	Series 1993-250, Class Z, 7.000%, 12/25/23	147
8	Series 1994-9, Class E, PO, 11/25/23	7
376	Series 1994-37, Class L, 6.500%, 03/25/24	422
1,874	Series 1994-40, Class Z, 6.500%, 03/25/24	2,058
3,007	Series 1994-62, Class PK, 7.000%, 04/25/24	3,382
1,362	Series 1994-63, Class PK, 7.000%, 04/25/24	1,562
69	Series 1995-2, Class Z, 8.500%, 01/25/25	80
334	Series 1995-19, Class Z, 6.500%, 11/25/23	382
715	Series 1996-14, Class SE, IF, IO, 8.260%, 08/25/23	151
19	Series 1996-27, Class FC, VAR, 0.655%, 03/25/17	19
657	Series 1996-48, Class Z, 7.000%, 11/25/26	737
64	Series 1996-59, Class J, 6.500%, 08/25/22	70
155	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	7
543	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	25
97	Series 1997-27, Class J, 7.500%, 04/18/27	107
157	Series 1997-29, Class J, 7.500%, 04/20/27	184

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
402		Series 1997-32, Class PG, 6.500%, 04/25/27	446
616		Series 1997-39, Class PD, 7.500%, 05/20/27	719
35		Series 1997-42, Class ZC, 6.500%, 07/18/27	38
712		Series 1997-61, Class ZC, 7.000%, 02/25/23	802
179		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	36
22		Series 1998-4, Class C, PO, 04/25/23	21
255		Series 1998-36, Class ZB, 6.000%, 07/18/28	285
134		Series 1998-43, Class SA, IF, IO, 17.307%, 04/25/23	49
264		Series 1998-66, Class SB, IF, IO, 7.995%, 12/25/28	50
127		Series 1999-17, Class C, 6.350%, 04/25/29	143
596		Series 1999-18, Class Z, 5.500%, 04/18/29	647
143		Series 1999-38, Class SK, IF, IO, 7.895%, 08/25/23	16
66		Series 1999-52, Class NS, HB, IF, 22.946%, 10/25/23	101
187		Series 1999-62, Class PB, 7.500%, 12/18/29	215
970		Series 2000-2, Class ZE, 7.500%, 02/25/30	1,114
346		Series 2000-20, Class SA, IF, IO, 8.945%, 07/25/30	88
44		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	11
347		Series 2001-4, Class PC, 7.000%, 03/25/21	382
124		Series 2001-7, Class PF, 7.000%, 03/25/31	143
1		Series 2001-7, Class PR, 6.000%, 03/25/16	1
—	(h)	Series 2001-10, Class PR, 6.000%, 04/25/16	—	(h)
393		Series 2001-30, Class PM, 7.000%, 07/25/31	449
693		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	137
722		Series 2001-36, Class DE, 7.000%, 08/25/31	829
895		Series 2001-44, Class MY, 7.000%, 09/25/31	1,027

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
199	Series 2001-44, Class PD, 7.000%, 09/25/31	226
148	Series 2001-44, Class PU, 7.000%, 09/25/31	170
1,957	Series 2001-48, Class Z, 6.500%, 09/25/21	2,164
175	Series 2001-49, Class Z, 6.500%, 09/25/31	194
113	Series 2001-52, Class KB, 6.500%, 10/25/31	127
87	Series 2001-52, Class XN, 6.500%, 11/25/15	90
1,386	Series 2001-60, Class PX, 6.000%, 11/25/31	1,544
503	Series 2001-60, Class QS, HB, IF, 23.957%, 09/25/31	845
1,269	Series 2001-61, Class Z, 7.000%, 11/25/31	1,437
185	Series 2001-71, Class MB, 6.000%, 12/25/16	192
276	Series 2001-71, Class QE, 6.000%, 12/25/16	286
54	Series 2001-72, Class SX, IF, 17.105%, 12/25/31	67
1,056	Series 2001-74, Class MB, 6.000%, 12/25/16	1,099
56	Series 2001-81, Class LO, PO, 01/25/32	52
597	Series 2002-1, Class G, 7.000%, 07/25/23	672
278	Series 2002-1, Class HC, 6.500%, 02/25/22	308
229	Series 2002-1, Class SA, HB, IF, 24.684%, 02/25/32	379
94	Series 2002-1, Class UD, HB, IF, 23.957%, 12/25/23	144
287	Series 2002-2, Class UC, 6.000%, 02/25/17	300
640	Series 2002-3, Class OG, 6.000%, 02/25/17	664
1,893	Series 2002-5, Class PK, 6.000%, 02/25/22	2,082
118	Series 2002-7, Class OG, 6.000%, 03/25/17	122
321	Series 2002-7, Class TG, 6.000%, 03/25/17	333
1,349	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	69
21	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
3,256	Series 2002-15, Class ZA, 6.000%, 04/25/32	3,605
666	Series 2002-16, Class PG, 6.000%, 04/25/17	691
107	Series 2002-19, Class PE, 6.000%, 04/25/17	111
40	Series 2002-21, Class LO, PO, 04/25/32	37
600	Series 2002-21, Class PE, 6.500%, 04/25/32	678
535	Series 2002-24, Class AJ, 6.000%, 04/25/17	562
1,230	Series 2002-28, Class PK, 6.500%, 05/25/32	1,385
276	Series 2002-31, Class S, IF, 18.948%, 05/25/17	328
467	Series 2002-37, Class Z, 6.500%, 06/25/32	520
1,255	Series 2002-38, Class QE, 6.000%, 06/25/17	1,300
1,397	Series 2002-48, Class GH, 6.500%, 08/25/32	1,573
2,202	Series 2002-54, Class PG, 6.000%, 09/25/22	2,417
596	Series 2002-57, Class AE, 5.500%, 09/25/17	623
133	Series 2002-63, Class KC, 5.000%, 10/25/17	140
306	Series 2002-71, Class AP, 5.000%, 11/25/32	333
237	Series 2002-77, Class S, IF, 14.199%, 12/25/32	308
3,800	Series 2002-78, Class Z, 5.500%, 12/25/32	4,125
787	Series 2002-83, Class CS, 6.881%, 08/25/23	881
934	Series 2002-90, Class A1, 6.500%, 06/25/42	1,072
470	Series 2003-9, Class NZ, 6.500%, 02/25/33	519
707	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	135
3,888	Series 2003-17, Class EQ, 5.500%, 03/25/23	4,261
4,080	Series 2003-22, Class UD, 4.000%, 04/25/33	4,296
7,052	Series 2003-23, Class EQ, 5.500%, 04/25/23	7,756
415	Series 2003-32, Class KC, 5.000%, 05/25/18	435

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
2,168	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	407
960	Series 2003-34, Class AX, 6.000%, 05/25/33	1,060
2,023	Series 2003-34, Class ED, 6.000%, 05/25/33	2,313
574	Series 2003-34, Class GB, 6.000%, 03/25/33	637
1,075	Series 2003-34, Class GE, 6.000%, 05/25/33	1,256
168	Series 2003-35, Class EA, PO, 05/25/33	139
224	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	54
1,605	Series 2003-39, Class LW, 5.500%, 05/25/23	1,755
365	Series 2003-42, Class GB, 4.000%, 05/25/33	393
27	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	—	(h)
1,440	Series 2003-47, Class PE, 5.750%, 06/25/33	1,585
335	Series 2003-52, Class SX, HB, IF, 22.485%, 10/25/31	538
544	Series 2003-64, Class SX, IF, 13.360%, 07/25/33	663
1,193	Series 2003-71, Class DS, IF, 7.259%, 08/25/33	1,239
5,557	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	1,130
2,751	Series 2003-73, Class HC, 5.500%, 08/25/33	3,058
117	Series 2003-74, Class SH, IF, 9.891%, 08/25/33	133
562	Series 2003-76, Class SH, IF, 13.890%, 09/25/31	616
1,375	Series 2003-80, Class SY, IF, IO, 7.495%, 06/25/23	112
1,978	Series 2003-81, Class HC, 4.750%, 09/25/18	2,085
1,367	Series 2003-82, Class VB, 5.500%, 08/25/33	1,443
2,002	Series 2003-83, Class PG, 5.000%, 06/25/23	2,112
435	Series 2003-91, Class SD, IF, 12.242%, 09/25/33	521
16,811	Series 2003-105, Class AZ, 5.500%, 10/25/33	18,180
2,727	Series 2003-116, Class SB, IF, IO, 7.445%, 11/25/33	577

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
810	Series 2003-130, Class CS, IF, 13.790%, 12/25/33	951
225	Series 2003-130, Class SX, IF, 11.287%, 01/25/34	266
373	Series 2003-131, Class SK, IF, 15.890%, 01/25/34	490
180	Series 2003-132, Class OA, PO, 08/25/33	166
1,930	Series 2004-4, Class QI, IF, IO, 6.945%, 06/25/33	263
1,436	Series 2004-4, Class QM, IF, 13.890%, 06/25/33	1,763
1,137	Series 2004-10, Class SC, HB, IF, 27.980%, 02/25/34	1,528
3,838	Series 2004-17, Class H, 5.500%, 04/25/34	4,232
457	Series 2004-21, Class AE, 4.000%, 04/25/19	478
1,727	Series 2004-25, Class SA, IF, 19.099%, 04/25/34	2,418
2,727	Series 2004-28, Class PF, VAR, 0.555%, 03/25/34	2,733
5,412	Series 2004-36, Class FA, VAR, 0.555%, 05/25/34	5,421
1,074	Series 2004-36, Class PC, 5.500%, 02/25/34	1,143
2,314	Series 2004-36, Class SA, IF, 19.099%, 05/25/34	3,175
589	Series 2004-36, Class SN, IF, 13.890%, 07/25/33	682
2,973	Series 2004-46, Class EP, PO, 03/25/34	2,833
503	Series 2004-46, Class QB, HB, IF, 23.380%, 05/25/34	734
414	Series 2004-46, Class SK, IF, 16.074%, 05/25/34	532
9,401	Series 2004-50, Class VZ, 5.500%, 07/25/34	10,276
379	Series 2004-51, Class SY, IF, 13.930%, 07/25/34	490
410	Series 2004-53, Class NC, 5.500%, 07/25/24	449
288	Series 2004-59, Class BG, PO, 12/25/32	263
5,905	Series 2004-61, Class FH, VAR, 0.955%, 11/25/32	6,030
143	Series 2004-61, Class SH, HB, IF, 23.368%, 11/25/32	223
386	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	461
3,488	Series 2004-65, Class EY, 5.500%, 08/25/24	3,801

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
381	Series 2004-74, Class SW, IF, 15.190%, 11/25/31	533
1,489	Series 2004-79, Class S, IF, 19.374%, 08/25/32	1,842
536	Series 2004-79, Class SP, IF, 19.374%, 11/25/34	720
532	Series 2004-81, Class AC, 4.000%, 11/25/19	555
5,776	Series 2004-81, Class JG, 5.000%, 11/25/24	6,340
3,361	Series 2004-87, Class F, VAR, 0.905%, 01/25/34	3,412
106	Series 2004-89, Class EA, IF, 12.941%, 01/25/34	113
3	Series 2004-92, Class JO, PO, 12/25/34	3
2,456	Series 2005-16, Class LE, 5.500%, 07/25/33	2,537
2,462	Series 2005-25, Class PF, VAR, 0.505%, 04/25/35	2,458
318	Series 2005-42, Class PS, IF, 16.613%, 05/25/35	411
70	Series 2005-52, Class PA, 6.500%, 06/25/35	75
1,790	Series 2005-56, Class S, IF, IO, 6.555%, 07/25/35	333
934	Series 2005-56, Class TP, IF, 17.685%, 08/25/33	1,247
428	Series 2005-57, Class CD, HB, IF, 24.544%, 01/25/35	583
89	Series 2005-57, Class DC, HB, IF, 21.271%, 12/25/34	108
897	Series 2005-59, Class SU, HB, IF, 24.725%, 06/25/35	1,302
624	Series 2005-66, Class SG, IF, 16.987%, 07/25/35	825
3,324	Series 2005-67, Class EY, 5.500%, 08/25/25	3,672
2,868	Series 2005-68, Class PG, 5.500%, 08/25/35	3,163
1,049	Series 2005-68, Class UC, 5.000%, 06/25/35	1,123
1,638	Series 2005-72, Class SB, IF, 16.488%, 08/25/35	2,137
882	Series 2005-73, Class PS, IF, 16.313%, 08/25/35	1,127
10,085	Series 2005-73, Class ZB, 5.500%, 08/25/35	11,348
752	Series 2005-74, Class CP, HB, IF, 24.182%, 05/25/35	1,112

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
3,278	Series 2005-74, Class CS, IF, 19.594%, 05/25/35	4,517
2,253	Series 2005-74, Class SK, IF, 19.704%, 05/25/35	3,112
393	Series 2005-75, Class SV, HB, IF, 23.580%, 09/25/35	580
3,071	Series 2005-84, Class XM, 5.750%, 10/25/35	3,339
1,107	Series 2005-90, Class ES, IF, 16.488%, 10/25/35	1,420
510	Series 2005-90, Class PO, PO, 09/25/35	489
2,377	Series 2005-93, Class MF, VAR, 0.405%, 08/25/34	2,374
5,836	Series 2005-106, Class US, HB, IF, 23.998%, 11/25/35	8,804
659	Series 2005-109, Class PC, 6.000%, 12/25/35	726
9,171	Series 2005-110, Class GK, 5.500%, 08/25/34	9,699
5,075	Series 2005-110, Class GL, 5.500%, 12/25/35	5,772
306	Series 2005-116, Class PB, 6.000%, 04/25/34	318
2,243	Series 2005-121, Class DX, 5.500%, 01/25/26	2,471
6,847	Series 2006-8, Class JZ, 5.500%, 03/25/36	7,473
14,437	Series 2006-8, Class WN, IF, IO, 6.545%, 03/25/36	2,558
3,937	Series 2006-8, Class WQ, PO, 03/25/36	3,665
392	Series 2006-11, Class PS, HB, IF, 23.998%, 03/25/36	580
6,199	Series 2006-12, Class BZ, 5.500%, 03/25/36	6,703
454	Series 2006-15, Class OT, PO, 01/25/36	440
3,829	Series 2006-16, Class HZ, 5.500%, 03/25/36	4,258
466	Series 2006-16, Class OA, PO, 03/25/36	428
1,305	Series 2006-22, Class AO, PO, 04/25/36	1,148
1,978	Series 2006-23, Class FK, VAR, 0.405%, 04/25/36	1,971
791	Series 2006-23, Class KO, PO, 04/25/36	744
1,950	Series 2006-27, Class OH, PO, 04/25/36	1,855
457	Series 2006-33, Class LS, HB, IF, 29.453%, 05/25/36	806
1,213	Series 2006-39, Class WC, 5.500%, 01/25/36	1,329

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
600	Series 2006-42, Class CF, VAR, 0.605%, 06/25/36	602
1,318	Series 2006-43, Class DO, PO, 06/25/36	1,236
430	Series 2006-43, Class PO, PO, 06/25/36	397
4,374	Series 2006-44, Class FP, VAR, 0.555%, 06/25/36	4,384
845	Series 2006-44, Class GO, PO, 06/25/36	797
2,155	Series 2006-44, Class P, PO, 12/25/33	2,003
1,010	Series 2006-46, Class FW, VAR, 0.555%, 06/25/36	1,010
162	Series 2006-46, Class SW, HB, IF, 23.631%, 06/25/36	224
1,444	Series 2006-46, Class UC, 5.500%, 12/25/35	1,586
2,841	Series 2006-50, Class JO, PO, 06/25/36	2,636
3,496	Series 2006-50, Class PS, PO, 06/25/36	3,298
3,483	Series 2006-53, Class US, IF, IO, 6.425%, 06/25/36	579
7,435	Series 2006-56, Class FC, VAR, 0.445%, 07/25/36	7,440
2,685	Series 2006-56, Class PF, VAR, 0.505%, 07/25/36	2,693
289	Series 2006-58, Class AP, PO, 07/25/36	270
843	Series 2006-58, Class FL, VAR, 0.615%, 07/25/36	847
1,582	Series 2006-58, Class IG, IF, IO, 6.365%, 07/25/36	225
522	Series 2006-58, Class PO, PO, 07/25/36	484
890	Series 2006-59, Class QO, PO, 01/25/33	879
446	Series 2006-60, Class AK, HB, IF, 28.180%, 07/25/36	751
2,212	Series 2006-60, Class DO, PO, 04/25/35	2,147
383	Series 2006-62, Class PS, HB, IF, 38.970%, 07/25/36	729
5,758	Series 2006-63, Class ZH, 6.500%, 07/25/36	6,447
973	Series 2006-65, Class QO, PO, 07/25/36	917
12,193	Series 2006-71, Class ZL, 6.000%, 07/25/36	13,484
1,749	Series 2006-72, Class GO, PO, 08/25/36	1,613
422	Series 2006-72, Class TO, PO, 08/25/36	395
4,514	Series 2006-77, Class PC, 6.500%, 08/25/36	5,111
1,200	Series 2006-78, Class BZ, 6.500%, 08/25/36	1,337
3,101	Series 2006-79, Class DF, VAR, 0.505%, 08/25/36	3,104

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
734	Series 2006-79, Class DO, PO, 08/25/36	693
868	Series 2006-79, Class OP, PO, 08/25/36	797
846	Series 2006-85, Class MZ, 6.500%, 09/25/36	949
874	Series 2006-86, Class OB, PO, 09/25/36	802
959	Series 2006-90, Class AO, PO, 09/25/36	917
445	Series 2006-94, Class GK, HB, IF, 32.475%, 10/25/26	743
614	Series 2006-95, Class SG, HB, IF, 25.580%, 10/25/36	909
305	Series 2006-102, Class MD, 6.000%, 01/25/35	306
235	Series 2006-109, Class PO, PO, 11/25/36	223
1,742	Series 2006-110, Class PO, PO, 11/25/36	1,617
627	Series 2006-111, Class EO, PO, 11/25/36	580
1,074	Series 2006-113, Class PO, PO, 07/25/36	1,044
210	Series 2006-115, Class ES, HB, IF, 25.940%, 12/25/36	323
771	Series 2006-115, Class OK, PO, 12/25/36	714
3,502	Series 2006-117, Class GS, IF, IO, 6.495%, 12/25/36	530
2,100	Series 2006-118, Class A1, VAR, 0.215%, 12/25/36	2,050
8,031	Series 2006-118, Class A2, VAR, 0.215%, 12/25/36	7,868
440	Series 2006-119, Class PO, PO, 12/25/36	409
1,166	Series 2006-128, Class BP, 5.500%, 01/25/37	1,277
729	Series 2006-128, Class PO, PO, 01/25/37	668
2,492	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	426
73	Series 2007-1, Class SD, HB, IF, 38.070%, 02/25/37	82
20	Series 2007-2, Class FA, VAR, 0.355%, 02/25/37	20
89	Series 2007-2, Class HF, VAR, 0.505%, 08/25/36	89
810	Series 2007-7, Class SG, IF, IO, 6.345%, 08/25/36	163
3,358	Series 2007-10, Class FD, VAR, 0.405%, 02/25/37	3,355
7,127	Series 2007-14, Class ES, IF, IO, 6.285%, 03/25/37	1,061
721	Series 2007-14, Class OP, PO, 03/25/37	668
1,333	Series 2007-14, Class QD, 5.500%, 11/25/35	1,380
753	Series 2007-15, Class NO, PO, 03/25/22	733

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
3,227	Series 2007-16, Class FC, VAR, 0.905%, 03/25/37	3,285
2,810	Series 2007-18, Class MZ, 6.000%, 03/25/37	3,133
436	Series 2007-22, Class SC, IF, IO, 5.925%, 03/25/37	68
2,094	Series 2007-28, Class EO, PO, 04/25/37	1,911
1,544	Series 2007-29, Class SG, HB, IF, 22.150%, 04/25/37	2,169
3,926	Series 2007-35, Class SI, IF, IO, 5.945%, 04/25/37	469
641	Series 2007-42, Class AO, PO, 05/25/37	591
9,398	Series 2007-42, Class B, 6.000%, 05/25/37	10,364
1,416	Series 2007-43, Class FL, VAR, 0.455%, 05/25/37	1,413
5,673	Series 2007-53, Class SH, IF, IO, 5.945%, 06/25/37	677
8,120	Series 2007-54, Class FA, VAR, 0.555%, 06/25/37	8,136
1,559	Series 2007-54, Class WI, IF, IO, 5.945%, 06/25/37	182
15,674	Series 2007-60, Class AX, IF, IO, 6.995%, 07/25/37	2,586
1,008	Series 2007-62, Class SE, IF, 16.112%, 07/25/37	1,281
1,360	Series 2007-64, Class FB, VAR, 0.525%, 07/25/37	1,360
6,870	Series 2007-65, Class KI, IF, IO, 6.465%, 07/25/37	925
1,870	Series 2007-67, Class PO, PO, 07/25/37	1,748
3,664	Series 2007-70, Class Z, 5.500%, 07/25/37	3,952
11,282	Series 2007-72, Class EK, IF, IO, 6.245%, 07/25/37	1,652
2,428	Series 2007-76, Class AZ, 5.500%, 08/25/37	2,634
3,632	Series 2007-76, Class ZG, 6.000%, 08/25/37	3,974
1,988	Series 2007-77, Class FG, VAR, 0.655%, 03/25/37	1,998
669	Series 2007-78, Class CB, 6.000%, 08/25/37	714
4,036	Series 2007-78, Class PE, 6.000%, 08/25/37	4,376
1,403	Series 2007-79, Class SB, HB, IF, 23.448%, 08/25/37	2,076
3,587	Series 2007-81, Class GE, 6.000%, 08/25/37	4,101

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,153	Series 2007-84, Class PG, 6.000%, 12/25/36	1,205
420	Series 2007-85, Class SL, IF, 15.762%, 09/25/37	530
4,826	Series 2007-88, Class VI, IF, IO, 6.385%, 09/25/37	719
4,802	Series 2007-91, Class ES, IF, IO, 6.305%, 10/25/37	638
874	Series 2007-92, Class YA, 6.500%, 06/25/37	972
1,457	Series 2007-92, Class YS, IF, IO, 5.625%, 06/25/37	170
1,013	Series 2007-97, Class FC, VAR, 0.655%, 07/25/37	1,018
3,368	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	673
669	Series 2007-98, Class FB, VAR, 0.605%, 06/25/37	661
5,124	Series 2007-100, Class SM, IF, IO, 6.295%, 10/25/37	747
27,062	Series 2007-101, Class A2, VAR, 0.405%, 06/27/36	26,650
2,005	Series 2007-106, Class A7, VAR, 6.061%, 10/25/37	2,221
4,336	Series 2007-108, Class AN, VAR, 8.286%, 11/25/37	5,259
530	Series 2007-108, Class SA, IF, IO, 6.205%, 12/25/37	69
7,208	Series 2007-109, Class AI, IF, IO, 6.245%, 12/25/37	1,103
4,707	Series 2007-112, Class MJ, 6.500%, 12/25/37	5,251
4,828	Series 2007-112, Class SA, IF, IO, 6.295%, 12/25/37	684
39,459	Series 2007-114, Class A6, VAR, 0.355%, 10/27/37	39,374
10,627	Series 2007-116, Class HI, IO, VAR, 1.496%, 01/25/38	862
64	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	2
6,032	Series 2008-1, Class BI, IF, IO, 5.755%, 02/25/38	639
9,572	Series 2008-4, Class SD, IF, IO, 5.845%, 02/25/38	1,088
1,756	Series 2008-10, Class XI, IF, IO, 6.075%, 03/25/38	207
2,043	Series 2008-16, Class IS, IF, IO, 6.045%, 03/25/38	325

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
1,633	Series 2008-18, Class FA, VAR, 1.055%, 03/25/38	1,652
671	Series 2008-18, Class SP, IF, 13.690%, 03/25/38	823
2,715	Series 2008-20, Class SA, IF, IO, 6.835%, 03/25/38	440
2,348	Series 2008-27, Class SN, IF, IO, 6.745%, 04/25/38	360
878	Series 2008-28, Class QS, HB, IF, 20.235%, 04/25/38	1,196
2,309	Series 2008-32, Class SA, IF, IO, 6.695%, 04/25/38	367
7,725	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	75
732	Series 2008-42, Class AO, PO, 09/25/36	700
83	Series 2008-44, Class PO, PO, 05/25/38	71
4,061	Series 2008-46, Class HI, IO, VAR, 1.742%, 06/25/38	431
1,347	Series 2008-47, Class SI, IF, IO, 6.345%, 06/25/23	142
1,594	Series 2008-53, Class CI, IF, IO, 7.045%, 07/25/38	285
7,128	Series 2008-55, Class S, IF, IO, 7.445%, 07/25/28	1,308
1,368	Series 2008-56, Class AC, 5.000%, 07/25/38	1,481
1,345	Series 2008-60, Class JC, 5.000%, 07/25/38	1,490
2,491	Series 2008-61, Class BH, 4.500%, 07/25/23	2,686
3,388	Series 2008-61, Class CB, 5.000%, 07/25/23	3,681
1,836	Series 2008-76, Class GF, VAR, 0.805%, 09/25/23	1,846
5,794	Series 2008-80, Class SA, IF, IO, 5.695%, 09/25/38	672
2,854	Series 2008-81, Class SB, IF, IO, 5.695%, 09/25/38	329
379	Series 2009-4, Class BD, 4.500%, 02/25/39	405
3,531	Series 2009-6, Class GS, IF, IO, 6.395%, 02/25/39	486
2,214	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	208
6,473	Series 2009-11, Class NB, 5.000%, 03/25/29	7,091
2,314	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	165

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
3,422	Series 2009-17, Class QS, IF, IO, 6.495%, 03/25/39	423
1,044	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	85
3,587	Series 2009-19, Class PW, 4.500%, 10/25/36	3,865
231	Series 2009-47, Class MT, 7.000%, 07/25/39	268
2,475	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	406
8,235	Series 2009-59, Class HB, 5.000%, 08/25/39	9,040
10,429	Series 2009-60, Class HT, 6.000%, 08/25/39	11,696
232	Series 2009-63, Class P, 5.000%, 03/25/37	252
11,109	Series 2009-65, Class MT, 5.000%, 09/25/39	11,810
4,068	Series 2009-69, Class WA, VAR, 6.013%, 09/25/39	4,461
2,467	Series 2009-70, Class CO, PO, 01/25/37	2,285
3,052	Series 2009-84, Class WS, IF, IO, 5.745%, 10/25/39	399
6,520	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	1,128
13,325	Series 2009-86, Class OT, PO, 10/25/37	12,256
6,580	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	1
3,523	Series 2009-99, Class SC, IF, IO, 6.025%, 12/25/39	470
5,510	Series 2009-99, Class WA, VAR, 6.299%, 12/25/39	6,115
7,514	Series 2009-103, Class MB, VAR, 2.365%, 12/25/39	7,659
4,500	Series 2009-112, Class ST, IF, IO, 6.095%, 01/25/40	614
1,254	Series 2009-113, Class AO, PO, 01/25/40	1,166
1,510	Series 2010-1, Class WA, VAR, 6.189%, 02/25/40	1,644
3,640	Series 2010-14, Class FJ, VAR, 0.755%, 03/25/40	3,680
4,466	Series 2010-16, Class WA, VAR, 6.436%, 03/25/40	5,013
4,129	Series 2010-16, Class WB, VAR, 6.240%, 03/25/40	4,769
4,351	Series 2010-35, Class SB, IF, IO, 6.265%, 04/25/40	561
2,690	Series 2010-35, Class SJ, IF, 17.150%, 04/25/40	3,635

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
606	Series 2010-39, Class OT, PO, 10/25/35	562
3,187	Series 2010-40, Class FJ, VAR, 0.755%, 04/25/40	3,202
2,946	Series 2010-42, Class S, IF, IO, 6.245%, 05/25/40	424
2,728	Series 2010-43, Class FD, VAR, 0.755%, 05/25/40	2,753
1,231	Series 2010-45, Class BD, 4.500%, 11/25/38	1,275
1,796	Series 2010-47, Class AV, 5.000%, 05/25/21	1,846
8,511	Series 2010-49, Class SC, IF, 12.350%, 03/25/40	10,094
8,753	Series 2010-58, Class MB, 5.500%, 06/25/40	9,739
2,133	Series 2010-63, Class AP, PO, 06/25/40	2,012
22,300	Series 2010-64, Class DM, 5.000%, 06/25/40	24,410
9,757	Series 2010-71, Class HJ, 5.500%, 07/25/40	10,939
1,794	Series 2010-102, Class PN, 5.000%, 09/25/40	2,042
3,031	Series 2010-103, Class SB, IF, IO, 5.945%, 11/25/49	385
22,900	Series 2010-111, Class AE, 5.500%, 04/25/38	24,403
17,488	Series 2010-111, Class AM, 5.500%, 10/25/40	20,062
21,626	Series 2010-125, Class SA, IF, IO, 4.285%, 11/25/40	2,148
22,699	Series 2010-133, Class A, 5.500%, 05/25/38	24,847
13,975	Series 2010-147, Class SA, IF, IO, 6.375%, 01/25/41	3,231
6,882	Series 2010-148, Class MA, 4.000%, 02/25/39	7,259
3,745	Series 2011-2, Class WA, VAR, 5.829%, 02/25/51	4,136
1,381	Series 2011-17, Class EF, VAR, 0.455%, 07/25/25	1,386
7,629	Series 2011-19, Class ZY, 6.500%, 07/25/36	8,467
1,558	Series 2011-22, Class MA, 6.500%, 04/25/38	1,761
30,974	Series 2011-30, Class LS, IO, VAR, 1.968%, 04/25/41	2,432
9,416	Series 2011-31, Class DB, 3.500%, 04/25/31	9,670

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
9,427	Series 2011-39, Class ZA, 6.000%, 11/25/32	10,610
10,719	Series 2011-47, Class ZA, 5.500%, 07/25/38	11,562
1,183	Series 2011-58, Class WA, VAR, 5.396%, 07/25/51	1,192
5,434	Series 2011-75, Class FA, VAR, 0.705%, 08/25/41	5,486
6,026	Series 2011-101, Class FM, VAR, 0.705%, 01/25/41	6,061
3,805	Series 2011-111, Class DF, VAR, 0.555%, 12/25/38	3,811
29,148	Series 2011-118, Class LB, 7.000%, 11/25/41	33,422
39,517	Series 2011-118, Class MT, 7.000%, 11/25/41	45,486
36,097	Series 2011-118, Class NT, 7.000%, 11/25/41	41,896
12,195	Series 2011-124, Class JF, VAR, 0.555%, 02/25/41	12,204
1,842	Series 2011-149, Class EF, VAR, 0.655%, 07/25/41	1,848
6,583	Series 2011-149, Class MF, VAR, 0.655%, 11/25/41	6,612
7,051	Series 2012-14, Class FB, VAR, 0.605%, 08/25/37	7,091
59,599	Series 2012-47, Class HF, VAR, 0.555%, 05/25/27	59,835
7,328	Series 2012-66, Class HF, VAR, 0.455%, 03/25/41	7,342
9,304	Series 2012-87, Class KF, VAR, 0.605%, 09/25/37	9,288
6,859	Series 2012-89, Class FD, VAR, 0.605%, 04/25/39	6,870
14,111	Series 2012-97, Class FB, VAR, 0.655%, 09/25/42	14,016
6,291	Series 2012-99, Class FA, VAR, 0.605%, 09/25/42	6,215
3,932	Series 2012-101, Class FC, VAR, 0.655%, 09/25/42	3,909
12,806	Series 2012-108, Class F, VAR, 0.655%, 10/25/42	12,762
29,572	Series 2012-112, Class FD, VAR, 0.655%, 10/25/42	29,502
23,200	Series 2012-137, Class CF, VAR, 0.455%, 08/25/41	22,967
7,295	Series 2013-4, Class AJ, 3.500%, 02/25/43	7,467

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
5,367		Series 2013-13, Class FA, VAR, 0.505%, 03/25/43	5,289
6,000		Series 2013-81, Class TA, 3.000%, 02/25/43	5,958
19,125		Series 2013-92, Class PO, PO, 09/25/43	14,372
7,887		Series 2013-100, Class WB, 3.000%, 10/25/33	7,619
14,770		Series 2013-101, Class DO, PO, 10/25/43	11,201
33,311		Series 2013-128, Class PO, PO, 12/25/43	25,164
9		Series G-14, Class L, 8.500%, 06/25/21	10
—	(h)	Series G-17, Class S, HB, VAR, 1,064.924%, 06/25/21	6
38		Series G-18, Class Z, 8.750%, 06/25/21	43
5		Series G-22, Class G, 6.000%, 12/25/16	5
25		Series G-28, Class S, IF, 14.945%, 09/25/21	31
64		Series G-35, Class M, 8.750%, 10/25/21	71
11		Series G-51, Class SA, HB, IF, 23.983%, 12/25/21	16
—	(h)	Series G92-27, Class SQ, HB, IF, 1,858.090%, 05/25/22	20
290		Series G92-35, Class E, 7.500%, 07/25/22	325
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	2
25		Series G92-42, Class Z, 7.000%, 07/25/22	28
478		Series G92-44, Class ZQ, 8.000%, 07/25/22	514
215		Series G92-45, Class Z, 6.000%, 08/25/22	225
27		Series G92-52, Class FD, VAR, 0.176%, 09/25/22	27
316		Series G92-54, Class ZQ, 7.500%, 09/25/22	349
26		Series G92-59, Class F, VAR, 1.368%, 10/25/22	26
52		Series G92-61, Class Z, 7.000%, 10/25/22	60
35		Series G92-62, Class B, PO, 10/25/22	33
175		Series G93-1, Class KA, 7.900%, 01/25/23	200
68		Series G93-5, Class Z, 6.500%, 02/25/23	76
52		Series G93-14, Class J, 6.500%, 03/25/23	58
121		Series G93-17, Class SI, IF, 6.000%, 04/25/23	134
111		Series G93-27, Class FD, VAR, 1.035%, 08/25/23	113
27		Series G93-37, Class H, PO, 09/25/23	24
96		Series G95-1, Class C, 8.800%, 01/25/25	110

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
	Federal National Mortgage Association REMIC Trust,
1,742	Series 2003-W1, Class 1A1, VAR, 5.887%, 12/25/42	1,967
435	Series 2003-W1, Class 2A, VAR, 6.591%, 12/25/42	512
307	Series 2003-W4, Class 2A, VAR, 6.364%, 10/25/42	342
6,098	Series 2004-W10, Class A6, 5.750%, 08/25/34	6,866
1,366	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	1,600
2,562	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	3,002
2,967	Series 2006-W3, Class 2A, 6.000%, 09/25/46	3,343
434	Series 2007-W10, Class 2A, VAR, 6.297%, 08/25/47	491
1,170	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	1,298
862	Series 2007-W5, Class PO, PO, 06/25/37	790
815	Series 2007-W7, Class 1A4, HB, IF, 38.250%, 07/25/37	1,243
15,199	Series 2009-W1, Class A, 6.000%, 12/25/49	17,071
	Federal National Mortgage Association STRIPS,
2	Series 23, Class 2, IO, 10.000%, 09/25/17	—	(h)
2	Series 50, Class 2, IO, 10.500%, 03/25/19	—	(h)
24	Series 218, Class 2, IO, 7.500%, 04/25/23	6
17	Series 265, Class 2, 9.000%, 03/25/24	20
1,892	Series 300, Class 1, PO, 09/25/24	1,807
251	Series 329, Class 1, PO, 01/25/33	232
742	Series 339, Class 18, IO, 4.500%, 07/25/18	46
1,031	Series 339, Class 21, IO, 4.500%, 08/25/18	55
595	Series 339, Class 28, IO, 5.500%, 08/25/18	42
312	Series 345, Class 6, IO, VAR, 5.000%, 12/25/33	56
1,418	Series 365, Class 8, IO, 5.500%, 05/25/36	245
152	Series 368, Class 3, IO, 4.500%, 11/25/20	11
937	Series 374, Class 5, IO, 5.500%, 08/25/36	162
1,041	Series 383, Class 33, IO, 6.000%, 01/25/38	193
353	Series 393, Class 6, IO, 5.500%, 04/25/37	62
35,309	Series 411, Class F1, VAR, 0.705%, 08/25/42	35,471

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
11,835	Series 412, Class F2, VAR, 0.655%, 08/25/42	11,859
	Federal National Mortgage Association Trust,
1,540	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	1,772
906	Series 2003-W2, Class 2A9, 5.900%, 07/25/42	1,022
6,282	Series 2003-W6, Class 2A4, 5.204%, 09/25/42	6,902
2,584	Series 2003-W6, Class 3A, 6.500%, 09/25/42	2,948
3,222	Series 2003-W8, Class 2A, 7.000%, 10/25/42	3,678
605	Series 2003-W8, Class 3F1, VAR, 0.555%, 05/25/42	609
4,272	Series 2004-W1, Class 1A6, 5.040%, 11/25/43	4,401
4,311	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	5,019
3,594	Series 2004-W15, Class 2AF, VAR, 0.405%, 08/25/44	3,562
1,202	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,390
1,240	Series 2004-W8, Class 3A, 7.500%, 06/25/44	1,452
26,647	Series 2005-W3, Class 2AF, VAR, 0.375%, 03/25/45	26,602
1,583	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,772
12,687	Series 2006-W2, Class 1AF1, VAR, 0.375%, 02/25/46	12,629
3,275	Series 2006-W2, Class 2A, VAR, 2.203%, 11/25/45	3,212
25,320	Federal National Mortgage Association Whole Loan, Series 2007-W1, Class 1AF1, VAR, 0.415%, 11/25/46	25,314
	Government National Mortgage Association,
2,487	Series 1994-7, Class PQ, 6.500%, 10/16/24	2,845
2,176	Series 1999-4, Class ZB, 6.000%, 02/20/29	2,438
2,265	Series 1999-10, Class ZC, 6.500%, 04/20/29	2,546
188	Series 1999-30, Class S, IF, IO, 8.445%, 08/16/29	50
263	Series 1999-40, Class ZW, 7.500%, 11/20/29	305
475	Series 1999-41, Class Z, 8.000%, 11/16/29	561

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
224	Series 2000-9, Class Z, 8.000%, 06/20/30	268
2,645	Series 2000-9, Class ZJ, 8.500%, 02/16/30	3,153
306	Series 2000-12, Class ST, HB, IF, 38.721%, 02/16/30	553
2,369	Series 2000-21, Class Z, 9.000%, 03/16/30	2,832
18	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	20
349	Series 2000-31, Class Z, 9.000%, 10/20/30	403
201	Series 2000-35, Class ZA, 9.000%, 11/20/30	215
29	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	6
147	Series 2001-6, Class SD, IF, IO, 8.395%, 03/16/31	42
535	Series 2001-7, Class PK, 6.500%, 03/20/31	605
1,141	Series 2001-22, Class PS, HB, IF, 20.605%, 03/17/31	1,765
240	Series 2001-35, Class SA, IF, IO, 8.095%, 08/16/31	65
197	Series 2001-36, Class S, IF, IO, 7.895%, 08/16/31	52
4,036	Series 2001-53, Class PB, 6.500%, 11/20/31	4,690
1,613	Series 2001-64, Class MQ, 6.500%, 12/20/31	1,858
264	Series 2002-3, Class SP, IF, IO, 7.235%, 01/16/32	78
437	Series 2002-7, Class PG, 6.500%, 01/20/32	494
1,050	Series 2002-24, Class AG, IF, IO, 7.795%, 04/16/32	243
94	Series 2002-24, Class SB, IF, 11.692%, 04/16/32	120
123	Series 2002-31, Class S, IF, IO, 8.545%, 01/16/31	37
2,275	Series 2002-31, Class SE, IF, IO, 7.345%, 04/16/30	496
1,018	Series 2002-40, Class UK, 6.500%, 06/20/32	1,160
35	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	44
4,018	Series 2002-45, Class QE, 6.500%, 06/20/32	4,583
1,182	Series 2002-47, Class PG, 6.500%, 07/16/32	1,354

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
428	Series 2002-47, Class PY, 6.000%, 07/20/32	481
2,026	Series 2002-47, Class ZA, 6.500%, 07/20/32	2,313
1,359	Series 2002-52, Class GH, 6.500%, 07/20/32	1,571
593	Series 2002-70, Class PS, IF, IO, 7.544%, 08/20/32	49
1,265	Series 2002-75, Class PB, 6.000%, 11/20/32	1,497
1,108	Series 2003-11, Class SK, IF, IO, 7.545%, 02/16/33	264
459	Series 2003-12, Class SP, IF, IO, 7.544%, 02/20/33	130
169	Series 2003-24, Class PO, PO, 03/16/33	144
4,801	Series 2003-25, Class PZ, 5.500%, 04/20/33	5,323
2,830	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,300
1,004	Series 2003-46, Class MG, 6.500%, 05/20/33	1,180
1,249	Series 2003-46, Class TC, 6.500%, 03/20/33	1,417
800	Series 2003-52, Class AP, PO, 06/16/33	737
2,275	Series 2003-58, Class BE, 6.500%, 01/20/33	2,587
2,775	Series 2003-75, Class ZX, 6.000%, 09/16/33	3,097
124	Series 2003-90, Class PO, PO, 10/20/33	113
1,797	Series 2003-97, Class SA, IF, IO, 6.395%, 11/16/33	390
1,483	Series 2003-112, Class SA, IF, IO, 6.395%, 12/16/33	313
5,486	Series 2003-112, Class TS, IF, IO, 6.794%, 10/20/32	325
327	Series 2003-114, Class SH, IF, 14.419%, 11/17/32	422
4,215	Series 2004-11, Class SW, IF, IO, 5.344%, 02/20/34	569
453	Series 2004-15, Class SA, IF, 19.235%, 12/20/32	483
652	Series 2004-28, Class S, IF, 19.236%, 04/16/34	909
1,517	Series 2004-46, Class PO, PO, 06/20/34	1,437
5,360	Series 2004-49, Class Z, 6.000%, 06/20/34	6,022
48	Series 2004-68, Class PO, PO, 05/20/31	48
725	Series 2004-71, Class SB, HB, IF, 28.701%, 09/20/34	1,154

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
725	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	804
853	Series 2004-73, Class AE, IF, 14.535%, 08/17/34	1,083
5,088	Series 2004-73, Class JL, IF, IO, 6.395%, 09/16/34	983
291	Series 2004-83, Class AP, IF, 13.921%, 10/16/34	350
105	Series 2004-85, Class PO, PO, 01/17/33	105
347	Series 2004-87, Class SB, IF, 7.494%, 03/17/33	378
506	Series 2004-89, Class LS, HB, IF, 23.815%, 10/16/34	731
8,861	Series 2004-90, Class SI, IF, IO, 5.945%, 10/20/34	1,345
4,249	Series 2004-96, Class SC, IF, IO, 5.924%, 11/20/34	669
4,091	Series 2005-3, Class SB, IF, IO, 5.945%, 01/20/35	595
6,283	Series 2005-3, Class SK, IF, IO, 6.595%, 01/20/35	1,012
95	Series 2005-6, Class GS, IF, 13.189%, 12/20/32	101
1,003	Series 2005-7, Class JM, IF, 16.379%, 05/18/34	1,153
6,529	Series 2005-17, Class SL, IF, IO, 6.545%, 07/20/34	1,166
1,139	Series 2005-35, Class FL, VAR, 0.505%, 03/20/32	1,140
455	Series 2005-44, Class SP, IF, 11.889%, 10/20/34	526
663	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	120
27	Series 2005-65, Class SA, HB, IF, 22.143%, 08/20/35	37
297	Series 2005-66, Class SP, HB, IF, 20.317%, 08/16/35	427
3,160	Series 2005-68, Class DP, IF, 16.060%, 06/17/35	4,193
13,573	Series 2005-68, Class KI, IF, IO, 6.145%, 09/20/35	2,007
2,351	Series 2005-69, Class SY, IF, IO, 6.595%, 11/20/33	346
2,926	Series 2005-72, Class AZ, 5.500%, 09/20/35	3,310
665	Series 2005-82, Class PO, PO, 10/20/35	618
1,200	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	241
1,108	Series 2006-16, Class OP, PO, 03/20/36	1,047

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
1,170	Series 2006-20, Class QA, 5.750%, 02/20/36	1,268
1,530	Series 2006-22, Class AO, PO, 05/20/36	1,444
6,058	Series 2006-33, Class Z, 6.500%, 07/20/36	6,964
232	Series 2006-34, Class PO, PO, 07/20/36	218
278	Series 2006-38, Class SW, IF, IO, 6.344%, 06/20/36	30
6,327	Series 2006-38, Class ZK, 6.500%, 08/20/36	7,467
2,078	Series 2006-57, Class PZ, 5.565%, 10/20/36	2,346
2,018	Series 2006-59, Class SD, IF, IO, 6.545%, 10/20/36	327
3,604	Series 2006-65, Class SA, IF, IO, 6.644%, 11/20/36	585
3,227	Series 2007-9, Class CI, IF, IO, 6.045%, 03/20/37	472
5,331	Series 2007-9, Class DI, IF, IO, 6.355%, 03/20/37	736
9,172	Series 2007-17, Class AF, VAR, 0.355%, 04/16/37	9,157
5,003	Series 2007-17, Class JI, IF, IO, 6.655%, 04/16/37	800
1,941	Series 2007-17, Class JO, PO, 04/16/37	1,728
2,058	Series 2007-19, Class SD, IF, IO, 6.045%, 04/20/37	320
1,205	Series 2007-25, Class FN, VAR, 0.455%, 05/16/37	1,204
4,453	Series 2007-26, Class SC, IF, IO, 6.045%, 05/20/37	670
10,266	Series 2007-26, Class SW, IF, IO, 6.045%, 05/20/37	1,472
3,747	Series 2007-27, Class SD, IF, IO, 6.045%, 05/20/37	577
356	Series 2007-28, Class BO, PO, 05/20/37	331
5,292	Series 2007-35, Class PO, PO, 06/16/37	4,929
710	Series 2007-36, Class HO, PO, 06/16/37	661
3,045	Series 2007-36, Class SE, IF, IO, 6.315%, 06/16/37	493
3,546	Series 2007-36, Class SJ, IF, IO, 6.095%, 06/20/37	507
3,193	Series 2007-40, Class SD, IF, IO, 6.595%, 07/20/37	454
4,928	Series 2007-40, Class SN, IF, IO, 6.524%, 07/20/37	727
7,728	Series 2007-42, Class SC, IF, IO, 6.595%, 07/20/37	1,116

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
4,578	Series 2007-45, Class QA, IF, IO, 6.485%, 07/20/37	650
1,327	Series 2007-50, Class AI, IF, IO, 6.620%, 08/20/37	211
3,001	Series 2007-53, Class ES, IF, IO, 6.395%, 09/20/37	443
933	Series 2007-53, Class SW, IF, 19.738%, 09/20/37	1,276
4,675	Series 2007-57, Class PO, PO, 03/20/37	4,458
3,875	Series 2007-57, Class QA, IF, IO, 6.344%, 10/20/37	534
3,967	Series 2007-67, Class SI, IF, IO, 6.355%, 11/20/37	539
2,298	Series 2007-71, Class SB, IF, IO, 6.545%, 07/20/36	180
3,243	Series 2007-72, Class US, IF, IO, 6.395%, 11/20/37	437
3,601	Series 2007-73, Class MI, IF, IO, 5.844%, 11/20/37	492
2,992	Series 2007-74, Class SL, IF, IO, 6.385%, 11/16/37	487
6,966	Series 2007-76, Class SB, IF, IO, 6.344%, 11/20/37	1,025
5,371	Series 2007-79, Class SY, IF, IO, 6.395%, 12/20/37	743
4,197	Series 2007-82, Class SA, IF, IO, 6.374%, 12/20/37	581
252	Series 2008-1, Class PO, PO, 01/20/38	233
397	Series 2008-7, Class SK, IF, 19.483%, 11/20/37	546
553	Series 2008-7, Class SP, IF, 13.089%, 10/20/37	675
938	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	166
954	Series 2008-20, Class PO, PO, 09/20/37	917
127	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	2
2,569	Series 2008-25, Class SB, IF, IO, 6.744%, 03/20/38	402
969	Series 2008-29, Class PO, PO, 02/17/33	934
6,171	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	804
1,664	Series 2008-33, Class XS, IF, IO, 7.545%, 04/16/38	379
5,381	Series 2008-36, Class AY, 5.000%, 04/16/23	5,931
4,900	Series 2008-36, Class SH, IF, IO, 6.145%, 04/20/38	620

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
13,480	Series 2008-40, Class SA, IF, IO, 6.245%, 05/16/38	2,435
3,796	Series 2008-41, Class SA, IF, IO, 6.185%, 05/20/38	592
323	Series 2008-43, Class NA, 5.500%, 11/20/37	344
2,642	Series 2008-50, Class KB, 6.000%, 06/20/38	2,966
1,338	Series 2008-55, Class SA, IF, IO, 6.045%, 06/20/38	187
4,901	Series 2008-60, Class CS, IF, IO, 5.995%, 07/20/38	678
792	Series 2008-60, Class PO, PO, 01/20/38	783
752	Series 2008-64, Class ED, 6.500%, 04/20/28	853
5,707	Series 2008-69, Class QD, 5.750%, 07/20/38	6,174
1,839	Series 2008-71, Class SC, IF, IO, 5.844%, 08/20/38	227
5,508	Series 2008-76, Class US, IF, IO, 5.744%, 09/20/38	754
3,384	Series 2008-79, Class CS, IF, 6.645%, 06/20/35	3,631
11,218	Series 2008-81, Class S, IF, IO, 6.045%, 09/20/38	1,649
5,543	Series 2008-93, Class AS, IF, IO, 5.545%, 12/20/38	716
10,419	Series 2008-95, Class DS, IF, IO, 7.144%, 12/20/38	1,730
3,217	Series 2008-96, Class SL, IF, IO, 5.844%, 12/20/38	456
3,273	Series 2009-6, Class SA, IF, IO, 5.945%, 02/16/39	493
2,974	Series 2009-6, Class SH, IF, IO, 5.884%, 02/20/39	398
4,942	Series 2009-10, Class SA, IF, IO, 5.794%, 02/20/39	686
1,861	Series 2009-10, Class SL, IF, IO, 6.345%, 03/16/34	138
4,190	Series 2009-11, Class SC, IF, IO, 5.995%, 02/16/39	608
1,479	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	302
3,120	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	643
9,184	Series 2009-22, Class SA, IF, IO, 6.114%, 04/20/39	1,103
3,330	Series 2009-24, Class DS, IF, IO, 6.145%, 03/20/39	288

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
2,425	Series 2009-25, Class SE, IF, IO, 7.445%, 09/20/38	434
4,528	Series 2009-31, Class ST, IF, IO, 6.194%, 03/20/39	521
5,450	Series 2009-31, Class TS, IF, IO, 6.145%, 03/20/39	620
1,138	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	198
1,455	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	276
2,804	Series 2009-35, Class SN, IF, IO, 6.245%, 12/16/38	262
6,947	Series 2009-42, Class SC, IF, IO, 5.924%, 06/20/39	932
4,786	Series 2009-43, Class SA, IF, IO, 5.794%, 06/20/39	665
6,845	Series 2009-44, Class MV, 6.000%, 04/20/20	7,067
362	Series 2009-44, Class VA, 5.500%, 05/16/20	363
8,817	Series 2009-64, Class SN, IF, IO, 5.945%, 07/16/39	1,004
1,865	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	264
6,982	Series 2009-72, Class SM, IF, IO, 6.095%, 08/16/39	1,030
2,753	Series 2009-75, Class MN, 5.500%, 09/20/39	3,237
6,129	Series 2009-79, Class OK, PO, 11/16/37	5,728
10,914	Series 2009-81, Class SB, IF, IO, 5.934%, 09/20/39	1,475
4,304	Series 2009-83, Class TS, IF, IO, 5.945%, 08/20/39	524
14,064	Series 2009-102, Class SM, IF, IO, 6.245%, 06/16/39	1,382
2,551	Series 2009-104, Class AB, 7.000%, 08/16/39	2,939
9,286	Series 2009-106, Class AS, IF, IO, 6.245%, 11/16/39	1,487
30,237	Series 2009-106, Class ST, IF, IO, 5.844%, 02/20/38	4,083
4,034	Series 2009-121, Class VA, 5.500%, 11/20/20	4,340
2,567	Series 2010-14, Class AO, PO, 12/20/32	2,502
1,147	Series 2010-14, Class BO, PO, 11/20/35	1,084
3,968	Series 2010-14, Class CO, PO, 08/20/35	3,757
8,377	Series 2010-14, Class QP, 6.000%, 12/20/39	8,967

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
2,963	Series 2010-41, Class WA, VAR, 5.828%, 10/20/33	3,285
1,584	Series 2010-103, Class WA, VAR, 5.741%, 08/20/34	1,785
2,199	Series 2010-129, Class AW, VAR, 6.130%, 04/20/37	2,471
11,116	Series 2010-130, Class CP, 7.000%, 10/16/40	13,054
14,493	Series 2010-157, Class OP, PO, 12/20/40	11,737
24,877	Series 2010-H17, Class XQ, VAR, 5.241%, 07/20/60	27,787
1,073	Series 2011-22, Class WA, VAR, 5.967%, 02/20/37	1,198
5,949	Series 2011-43, Class ZQ, 5.500%, 01/16/33	6,627
7,741	Series 2011-75, Class SM, IF, IO, 6.445%, 05/20/41	1,418
3,802	Series 2011-97, Class WA, VAR, 6.095%, 11/20/38	4,276
5,341	Series 2011-137, Class WA, VAR, 5.522%, 07/20/40	6,064
12,348	Series 2011-163, Class WA, VAR, 5.837%, 12/20/38	13,692
6,342	Series 2012-59, Class WA, VAR, 5.584%, 08/20/38	6,925
7,231	Series 2012-141, Class WA, VAR, 4.535%, 11/16/41	7,761
5,284	Series 2012-141, Class WB, VAR, 3.972%, 09/16/42	5,535
7,267	Series 2012-141, Class WC, VAR, 3.757%, 01/20/42	7,591
78,450	Series 2012-H10, Class FA, VAR, 0.706%, 12/20/61	78,616
14,845	Series 2012-H15, Class FA, VAR, 0.606%, 05/20/62	14,859
3,507	Series 2012-H20, Class KA, 2.000%, 06/20/62	3,541
34,298	Series 2012-H21, Class CF, VAR, 0.855%, 05/20/61	34,524
34,976	Series 2012-H21, Class DF, VAR, 0.805%, 05/20/61	35,077
38,655	Series 2012-H22, Class FD, VAR, 0.625%, 01/20/61	38,695
14,579	Series 2012-H24, Class FA, VAR, 0.606%, 03/20/60	14,591
11,134	Series 2012-H24, Class FD, VAR, 0.745%, 09/20/62	11,179
4,812	Series 2012-H24, Class FE, VAR, 0.755%, 10/20/62	4,832

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
29,265	Series 2012-H24, Class FG, VAR, 0.585%, 04/20/60	29,284
16,796	Series 2012-H26, Class JA, VAR, 0.706%, 10/20/61	16,846
25,209	Series 2012-H26, Class MA, VAR, 0.706%, 07/20/62	25,285
12,259	Series 2012-H27, Class FB, VAR, 0.651%, 10/20/62	12,282
41,083	Series 2012-H28, Class FA, VAR, 0.735%, 09/20/62	41,132
11,683	Series 2012-H30, Class JA, VAR, 0.631%, 01/20/60	11,698
20,730	Series 2012-H30, Class PA, VAR, 0.601%, 11/20/59	20,747
32,486	Series 2012-H31, Class FD, VAR, 0.496%, 12/20/62	32,267
7,506	Series 2013-26, Class AK, VAR, 4.658%, 09/20/41	8,122
3,697	Series 2013-54, Class WA, VAR, 4.709%, 11/20/42	4,006
2,743	Series 2013-75, Class WA, VAR, 5.233%, 06/20/40	3,098
3,804	Series 2013-91, Class WA, VAR, 4.519%, 04/20/43	4,089
3,874	Series 2013-147, Class BE, 4.000%, 12/20/39	4,086
30,369	Series 2013-H01, Class FA, 1.650%, 01/20/63	30,085
14,541	Series 2013-H01, Class JA, VAR, 0.476%, 01/20/63	14,412
13,160	Series 2013-H01, Class TA, VAR, 0.656%, 01/20/63	13,185
3,440	Series 2013-H02, Class HF, VAR, 0.451%, 11/20/62	3,435
8,111	Series 2013-H03, Class FA, VAR, 0.455%, 08/20/60	8,100
40,169	Series 2013-H04, Class BA, 1.650%, 02/20/63	39,788
3,698	Series 2013-H04, Class SA, VAR, 0.575%, 02/20/63	3,679
4,094	Series 2013-H07, Class GA, VAR, 0.625%, 03/20/63	4,086
12,555	Series 2013-H07, Class HA, VAR, 0.565%, 03/20/63	12,494
9,824	Series 2013-H07, Class JA, 1.750%, 03/20/63	9,759
6,298	Series 2013-H07, Class MA, VAR, 0.706%, 04/20/62	6,317
17,564	Series 2013-H08, Class FC, VAR, 0.606%, 02/20/63	17,516

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
12,449	Series 2013-H09, Class HA, 1.650%, 04/20/63	12,317
11,655	Series 2014-6, Class W, VAR, 5.474%, 01/20/39	12,842
9,301	Series 2014-41, Class W, VAR, 4.722%, 10/20/42	10,129
25,294	Series 2014-H01, Class FD, VAR, 0.805%, 01/20/64	25,470
20,925	Series 2014-H05, Class FA, VAR, 0.845%, 02/20/64	21,129
6,642	Series 2014-H06, Class HB, VAR, 0.805%, 03/20/64	6,684
17,828	Series 2014-H09, Class TA, VAR, 0.755%, 04/20/64	17,907
29,477	Series 2014-H10, Class TA, VAR, 0.755%, 04/20/64	29,602
32,008	Series 2014-H11, Class VA, VAR, 0.655%, 06/20/64	31,934
	NCUA Guaranteed Notes Trust,
21,676	Series 2010-R3, Class 1A, VAR, 0.717%, 12/08/20	21,836
4,414	Series 2010-R3, Class 3A, 2.400%, 12/08/20	4,461
	Vendee Mortgage Trust,
6,657	Series 1993-1, Class ZB, 7.250%, 02/15/23	7,651
1,443	Series 1994-1, Class 1, VAR, 5.576%, 02/15/24	1,579
4,796	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	5,258
2,075	Series 1996-1, Class 1Z, 6.750%, 02/15/26	2,376
973	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,123
2,913	Series 1997-1, Class 2Z, 7.500%, 02/15/27	3,435
1,940	Series 1998-1, Class 2E, 7.000%, 03/15/28	2,257

		4,131,371

	Non-Agency CMO — 6.3%
773	AAM ACE Resecuritization Trust, Series 2011-1, Class A20, VAR, 0.370%, 02/02/37 (e)	762
	AJAX Mortgage Loan Trust,
21,893	Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e) (i)	21,679
7,929	Series 2013-B, Class A, VAR, 3.750%, 02/25/51 (e) (i)	7,964

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
8,500	Series 2013-C, Class A, SUB, 4.500%, 03/25/35 (e) (i)	8,595
	Alternative Loan Trust,
178	Series 2002-12, Class PO, PO, 11/25/32	147
291	Series 2003-6T2, Class A6, 5.500%, 06/25/33	291
11,687	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	11,974
93	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	93
3,743	Series 2005-1CB, Class 1A6, IF, IO, 6.945%, 03/25/35	794
11,627	Series 2005-20CB, Class 3A8, IF, IO, 4.595%, 07/25/35	1,406
10,401	Series 2005-22T1, Class A2, IF, IO, 4.915%, 06/25/35	1,397
5,058	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	4,839
150	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	126
37,911	Series 2005-37T1, Class A2, IF, IO, 4.895%, 09/25/35	5,319
5,810	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	5,367
22,938	Series 2005-54CB, Class 1A2, IF, IO, 4.695%, 11/25/35	2,724
72	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	74
2,114	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	1,984
6,808	Series 2005-J1, Class 1A4, IF, IO, 4.945%, 02/25/35	646
	American General Mortgage Loan Trust,
1,272	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,314
940	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	939
148	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	148
4,024	Series 2010-1A, Class A2, VAR, 5.650%, 03/25/58 (e)	4,056
8,519	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	8,750
4,036	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	4,190
	ASG Resecuritization Trust,
2,525	Series 2009-1, Class A60, VAR, 2.056%, 06/26/37 (e)	2,492

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
1,534	Series 2009-2, Class A55, VAR, 4.872%, 05/24/36 (e)	1,539
4,753	Series 2009-2, Class G60, VAR, 4.872%, 05/24/36 (e)	4,822
17,040	Series 2009-3, Class A65, VAR, 2.066%, 03/26/37 (e)	17,018
4,578	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	4,650
1,855	Series 2009-5, Class A50, VAR, 4.152%, 02/28/37 (e)	1,872
1,789	Series 2010-1, Class A85, VAR, 0.556%, 02/27/36 (e)	1,745
6,295	Series 2010-2, Class A60, VAR, 1.841%, 01/28/37 (e)	6,199
1,457	Series 2011-1, Class 1A85, 4.000%, 09/28/20 (e)	1,466
6,060	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	6,242
6,355	Series 2011-1, Class 3A50, VAR, 2.563%, 11/28/35 (e)	6,233
533	Series 2011-2, Class A48S, HB, IF, 23.662%, 02/28/36 (e)	645
	Banc of America Alternative Loan Trust,
199	Series 2003-1, Class APO, PO, 02/25/33	166
4,698	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	4,892
2,135	Series 2003-7, Class 2A4, 5.000%, 09/25/18	2,162
1,247	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	1,269
4,544	Series 2003-11, Class 1A1, 6.000%, 01/25/34	4,787
3,796	Series 2003-11, Class 2A1, 6.000%, 01/25/34	3,955
520	Series 2003-11, Class PO, PO, 01/25/34	437
1,327	Series 2004-1, Class 1A1, 6.000%, 02/25/34	1,412
790	Series 2004-1, Class 5A1, 5.500%, 02/25/19	811
194	Series 2004-6, Class 15PO, PO, 07/25/19	183
1,490	Series 2004-8, Class 3A1, 5.500%, 09/25/19	1,555
867	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	820
2,592	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	620
23,182	Banc of America Funding Corp., Series 2012-R6, Class 1A1, 3.000%, 10/26/39 (e) (i)	23,003

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Banc of America Funding Trust,
590	Series 2004-1, Class PO, PO, 03/25/34	470
794	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	857
1,182	Series 2004-C, Class 1A1, VAR, 5.045%, 12/20/34	1,173
820	Series 2005-6, Class 2A7, 5.500%, 10/25/35	821
678	Series 2005-7, Class 30PO, PO, 11/25/35	509
292	Series 2005-8, Class 30PO, PO, 01/25/36	224
1,870	Series 2005-E, Class 4A1, VAR, 2.683%, 03/20/35	1,874
666	Series 2006-1, Class XPO, PO, 01/25/36	492
5,547	Series 2010-R11A, Class 1A6, VAR, 5.564%, 08/26/35 (e)	5,658
1,500	Series 2010-R5, Class 1A1, 5.500%, 10/26/37 (e)	1,531
	Banc of America Mortgage Trust,
2,847	Series 2003-3, Class 1A7, 5.500%, 05/25/33	3,000
1,072	Series 2003-3, Class 2A1, VAR, 0.705%, 05/25/18	1,036
416	Series 2003-5, Class 3A1, 7.500%, 02/25/31	429
331	Series 2003-6, Class 2A1, VAR, 0.605%, 08/25/18	327
56	Series 2003-7, Class A2, 4.750%, 09/25/18	58
248	Series 2003-8, Class APO, PO, 11/25/33	199
416	Series 2003-C, Class 3A1, VAR, 2.621%, 04/25/33	425
2,121	Series 2003-E, Class 2A2, VAR, 2.691%, 06/25/33	2,144
71	Series 2004-1, Class APO, PO, 02/25/34	63
1,149	Series 2004-3, Class 15IO, IO, VAR, 0.045%, 04/25/19	5
3,900	Series 2004-3, Class 1A26, 5.500%, 04/25/34	4,003
79	Series 2004-4, Class APO, PO, 05/25/34	69
967	Series 2004-5, Class 2A2, 5.500%, 06/25/34	986
343	Series 2004-5, Class 4A1, 4.750%, 06/25/19	347
6,955	Series 2004-6, Class 1A3, 5.500%, 05/25/34	7,311
211	Series 2004-6, Class 2A7, 5.500%, 07/25/34	211
440	Series 2004-6, Class APO, PO, 07/25/34	396

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
41	Series 2004-8, Class 5PO, PO, 05/25/32	36
188	Series 2004-8, Class XPO, PO, 10/25/34	168
617	Series 2004-9, Class 3A1, 6.500%, 09/25/32	648
19	Series 2004-9, Class 3PO, PO, 09/25/32	16
1,552	Series 2004-J, Class 3A1, VAR, 2.913%, 11/25/34	1,554
1,294	Series 2005-1, Class 2A1, 5.000%, 02/25/20	1,333
	BCAP LLC Trust,
2,146	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	2,187
5,038	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	5,221
6,199	Series 2009-RR14, Class 3A2, VAR, 2.389%, 08/26/35 (e)	6,190
177	Series 2009-RR14, Class 4A1, VAR, 2.528%, 03/26/36 (e)	176
3,513	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	3,623
1,299	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	1,312
4,064	Series 2010-RR12, Class 4A5, VAR, 2.556%, 10/26/36 (e)	4,053
586	Series 2010-RR4, Class 12A1, VAR, 4.000%, 07/26/36 (e)	594
5,509	Series 2010-RR5, Class 2A5, VAR, 5.402%, 04/26/37 (e)	5,621
2,735	Series 2010-RR6, Class 22A3, VAR, 4.370%, 06/26/36 (e)	2,784
3,066	Series 2010-RR7, Class 16A1, VAR, 0.818%, 02/26/47 (e)	3,039
2,482	Series 2010-RR7, Class 1A5, VAR, 4.924%, 04/26/35 (e)	2,467
16,289	Series 2010-RR7, Class 2A1, VAR, 2.073%, 07/26/45 (e)	16,373
1,790	Series 2010-RR8, Class 3A3, VAR, 5.067%, 05/26/35 (e)	1,811
8,968	Series 2010-RR8, Class 3A4, VAR, 5.067%, 05/26/35 (e)	8,478
2,345	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	2,354
3,107	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	3,149
13,269	Series 2011-RR10, Class 2A1, VAR, 1.007%, 09/26/37 (e)	12,168
389	Series 2011-RR2, Class 3A3, VAR, 2.685%, 11/21/35 (e)	389

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
11,335	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	11,510
9,359	Series 2011-RR5, Class 11A3, VAR, 0.305%, 05/28/36 (e)	9,191
2,026	Series 2011-RR5, Class 14A3, VAR, 2.501%, 07/26/36 (e)	2,018
5,409	Series 2012-RR1, Class 5A1, VAR, 4.226%, 07/26/37 (e)	5,719
5,697	Series 2012-RR10, Class 1A1, VAR, 0.385%, 02/26/37 (e)	5,486
15,792	Series 2012-RR10, Class 3A1, VAR, 0.345%, 05/26/36 (e)	14,958
8,390	Series 2012-RR2, Class 1A1, VAR, 0.325%, 08/26/36 (e)	8,186
15,570	Series 2012-RR3, Class 2A5, VAR, 2.079%, 05/26/37 (e)	15,599
8,538	Series 2012-RR4, Class 8A3, VAR, 0.385%, 06/26/47 (e)	8,107
3,831	Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, VAR, 0.655%, 03/25/35	3,724
	Bear Stearns ARM Trust,
2,480	Series 2003-2, Class A5, VAR, 2.495%, 01/25/33 (e)	2,497
226	Series 2003-7, Class 3A, VAR, 2.423%, 10/25/33	228
1,627	Series 2004-2, Class 14A, VAR, 3.035%, 05/25/34	1,632
7,522	Series 2005-5, Class A1, VAR, 2.180%, 08/25/35	7,624
6,689	Series 2006-1, Class A1, VAR, 2.369%, 02/25/36	6,733
	CAM Mortgage Trust,
4,000	Series 2013-1, Class M2, VAR, 0.000%, 11/25/57 (e) (i)	3,992
907	Series 2014-1, Class A, SUB, 3.352%, 12/15/53 (e)	907
2,250	Series 2014-1, Class M, SUB, 5.500%, 12/15/53 (e)	2,306
14,799	Series 2014-2, Class A, SUB, 2.600%, 05/15/48 (e)	14,799
2,216	Series 2014-2, Class M, VAR, 4.450%, 05/15/48 (e)	2,229
325	Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates, Series 2003-8, Class 1P, PO, 10/25/33	292
160	Cendant Mortgage Capital LLC CDMC Mortgage Pass-Through Certificates, Series 2004-1, Class P, PO, 02/25/34	137

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	Chase Mortgage Finance Trust,
1,386	Series 2007-A1, Class 1A3, VAR, 2.570%, 02/25/37	1,376
2,757	Series 2007-A1, Class 2A1, VAR, 2.473%, 02/25/37	2,768
407	Series 2007-A1, Class 7A1, VAR, 2.445%, 02/25/37	409
1,369	Series 2007-A1, Class 9A1, VAR, 2.522%, 02/25/37	1,365
1,061	Series 2007-A2, Class 1A1, VAR, 2.593%, 07/25/37	1,062
1,646	Series 2007-A2, Class 2A1, VAR, 2.571%, 07/25/37	1,670
	CHL Mortgage Pass-Through Trust,
190	Series 2002-18, Class PO, PO, 11/25/32	162
587	Series 2003-29, Class A1, 5.500%, 08/25/33	617
3,735	Series 2003-39, Class A6, 5.000%, 10/25/33	3,900
3,373	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	3,533
44	Series 2003-J13, Class PO, PO, 01/25/34	40
345	Series 2003-J7, Class 4A3, IF, 9.572%, 08/25/18	360
777	Series 2004-3, Class A26, 5.500%, 04/25/34	817
527	Series 2004-3, Class A4, 5.750%, 04/25/34	550
3,536	Series 2004-5, Class 1A4, 5.500%, 06/25/34	3,804
225	Series 2004-7, Class 2A1, VAR, 2.469%, 06/25/34	222
1,687	Series 2004-8, Class 2A1, 4.500%, 06/25/19	1,742
399	Series 2004-HYB1, Class 2A, VAR, 2.557%, 05/20/34	382
1,597	Series 2004-HYB3, Class 2A, VAR, 2.329%, 06/20/34	1,536
1,043	Series 2004-HYB6, Class A3, VAR, 2.479%, 11/20/34	1,006
181	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	186
545	Series 2005-14, Class A2, 5.500%, 07/25/35	561
315	Series 2005-16, Class A23, 5.500%, 09/25/35	294
4,114	Series 2005-22, Class 2A1, VAR, 2.554%, 11/25/35	3,507

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Citicorp Mortgage Securities Trust,
308	Series 2006-1, Class 2A1, 5.000%, 02/25/21	320
1,605	Series 2006-4, Class 1A2, 6.000%, 08/25/36	1,642
	Citigroup Mortgage Loan Trust,
11,275	Series 2008-AR4, Class 1A1A, VAR, 2.734%, 11/25/38 (e)	11,325
2,656	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	2,760
2,208	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	2,335
6,822	Series 2009-10, Class 1A1, VAR, 2.408%, 09/25/33 (e)	6,911
5,066	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	5,285
5,516	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	5,738
1,446	Series 2010-3, Class 4A1, VAR, 2.380%, 02/25/36 (e)	1,447
1,968	Series 2010-7, Class 10A1, VAR, 2.610%, 02/25/35 (e)	1,977
27,625	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	28,450
28,007	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	28,806
3,164	Series 2010-10, Class 2A1, VAR, 2.492%, 02/25/36 (e)	3,200
	Citigroup Mortgage Loan Trust, Inc.,
1,090	Series 2003-1, Class 2A5, 5.250%, 10/25/33	1,112
191	Series 2003-1, Class 2A6, PO, 10/25/33	163
135	Series 2003-1, Class PO2, PO, 10/25/33	122
148	Series 2003-1, Class PO3, PO, 09/25/33	132
1	Series 2003-1, Class WPO1, PO, 06/25/16	—	(h)
257	Series 2003-UP3, Class A3, 7.000%, 09/25/33	266
317	Series 2003-UST1, Class A1, 5.500%, 12/25/18	325
53	Series 2003-UST1, Class PO1, PO, 12/25/18	50
58	Series 2003-UST1, Class PO3, PO, 12/25/18	58
663	Series 2004-UST1, Class A6, VAR, 2.616%, 08/25/34	646
439	Series 2005-1, Class 2A1A, VAR, 2.674%, 04/25/35	338
2,259	Series 2005-2, Class 2A11, 5.500%, 05/25/35	2,362

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
1,244	Series 2005-5, Class 1A2, VAR, 2.832%, 08/25/35	920
11,241	Series 2012-A, Class A, 2.500%, 06/25/51 (e) (i)	10,909
	Credit Suisse First Boston Mortgage Securities Corp.,
29	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	29
1,404	Series 2003-1, Class DB1, VAR, 6.685%, 02/25/33	1,422
1,944	Series 2003-21, Class 1A4, 5.250%, 09/25/33	2,010
1,289	Series 2003-23, Class 1P, PO, 10/25/33	1,115
538	Series 2003-23, Class 2A5, 5.000%, 10/25/18	543
143	Series 2003-25, Class 2A1, 4.500%, 10/25/18	146
2,750	Series 2003-27, Class 5A3, 5.250%, 11/25/33	2,816
978	Series 2003-27, Class 5A4, 5.250%, 11/25/33	999
670	Series 2003-AR15, Class 3A1, VAR, 2.733%, 06/25/33	671
1,697	Series 2004-4, Class 2A4, 5.500%, 09/25/34	1,854
1,144	Series 2004-5, Class 3A1, 5.250%, 08/25/19	1,174
27	Series 2004-5, Class 5P, PO, 08/25/19	26
2,809	Series 2004-8, Class 1A4, 5.500%, 12/25/34	3,040
366	Series 2005-9, Class AP, PO, 10/25/35	235
4,510	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	812
265	Series 2005-10, Class AP, PO, 11/25/35	166
3,784	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	3,928
	CSMC,
1,224	Series 2010-1R, Class 5A1, VAR, 4.955%, 01/27/36 (e)	1,248
59,010	Series 2010-11R, Class A6, VAR, 1.156%, 06/28/47 (e)	56,524
3,569	Series 2010-17R, Class 1A1, VAR, 2.322%, 06/26/36 (e)	3,641
3,893	Series 2011-1R, Class A1, VAR, 1.155%, 02/27/47 (e)	3,891
3,393	Series 2011-6R, Class 3A1, VAR, 2.616%, 07/28/36 (e)	3,410

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
13,879	Series 2011-9R, Class A1, VAR, 2.155%, 03/27/46 (e)	13,931
10,662	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	10,772
4,013	Series 2012-2R, Class 2A1, VAR, 1.856%, 03/27/47 (e)	3,963
9,622	Series 2012-3R, Class 1A1, VAR, 2.357%, 07/27/37 (e)	9,583
	CSMC Trust,
6,726	Series 2010-16, Class A3, VAR, 3.519%, 06/25/50 (e)	6,859
2,823	Series 2010-16, Class A4, VAR, 3.519%, 06/25/50 (e)	2,905
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust,
1,156	Series 2005-1, Class 2A1, VAR, 5.744%, 02/25/20	1,195
1,335	Series 2005-3, Class 1A1, VAR, 5.347%, 06/25/20	1,347
376	Deutsche Mortgage Securities, Inc., Mortgage Loan Resecuritization Trust, Series 2009-RS2, Class 4A1, VAR, 0.282%, 04/26/37 (e)	374
52	Deutsche Mortgage Securities, Inc., Mortgage Loan Trust, Series 2004-1, Class 2APO, PO, 10/25/18	50
3,119	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	3,149
	First Boston Mortgage Securities Corp. 1987 STRIPS,
10	Series C, Class IO, IO, 10.965%, 04/25/17	1
5	Series C, Class PO, PO, 04/25/17	5
	First Horizon Alternative Mortgage Securities Trust,
2,181	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	1,932
16,011	Series 2007-FA4, Class 1A2, IF, IO, 5.495%, 08/25/37	3,184
	First Horizon Mortgage Pass-Through Trust,
1,142	Series 2004-AR2, Class 2A1, VAR, 2.628%, 05/25/34	1,142
521	Series 2004-AR7, Class 2A2, VAR, 2.552%, 02/25/35	523
3,812	Series 2005-AR1, Class 2A2, VAR, 2.575%, 04/25/35	3,829
1,845	Freedom Trust, Series 2011-4, Class A18, VAR, 5.000%, 03/25/37 (e)	1,853
	GMACM Mortgage Loan Trust,
6,073	Series 2003-AR1, Class A4, VAR, 2.911%, 10/19/33	6,054

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
4,724	Series 2003-AR2, Class 2A4, VAR, 2.853%, 12/19/33	4,774
349	Series 2003-J7, Class A10, 5.500%, 11/25/33	365
4,059	Series 2003-J7, Class A7, 5.000%, 11/25/33	4,190
219	Series 2003-J8, Class A, 5.250%, 12/25/33	231
2,783	Series 2004-J5, Class A7, 6.500%, 01/25/35	2,925
1,094	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	1,128
3,710	Series 2005-AR3, Class 3A4, VAR, 2.800%, 06/19/35	3,682
	GSMPS Mortgage Loan Trust,
853	Series 2004-4, Class 1AF, VAR, 0.555%, 06/25/34 (e)	741
1,562	Series 2005-RP2, Class 1AF, VAR, 0.505%, 03/25/35 (e)	1,366
9,471	Series 2005-RP3, Class 1AF, VAR, 0.505%, 09/25/35 (e)	8,095
6,981	Series 2005-RP3, Class 1AS, IO, VAR, 4.823%, 09/25/35 (e)	962
	GSR Mortgage Loan Trust,
661	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	689
315	Series 2003-6F, Class A2, VAR, 0.555%, 09/25/32	296
2,494	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	2,669
1,355	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	1,455
1,072	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	1,059
25	Series 2004-15F, Class AP, PO, 12/25/34	23
835	Series 2005-5F, Class 8A3, VAR, 0.655%, 06/25/35	807
4,090	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	4,240
277	Series 2005-AR6, Class 3A1, VAR, 2.630%, 09/25/35	280
2,277	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	2,124
7,507	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	6,877
6,714	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	6,721
13,617	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e) (i)	13,333

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
2,216	Impac CMB Trust, Series 2005-4, Class 2A1, VAR, 0.455%, 05/25/35	2,213
	Impac Secured Assets CMN Owner Trust,
1,276	Series 2003-2, Class A1, 5.500%, 08/25/33	1,334
72	Series 2004-3, Class 1A4, VAR, 0.955%, 11/25/34	72
	Impac Secured Assets Trust,
5,832	Series 2006-1, Class 2A1, VAR, 0.505%, 05/25/36	5,786
9,720	Series 2006-2, Class 2A1, VAR, 0.505%, 08/25/36	9,585
17,578	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.000%, 08/25/35	6
4,303	Jefferies Resecuritization Trust, Series 2011-R2, Class A1, VAR, 4.500%, 10/26/36 (e)	4,450
	JP Morgan Mortgage Trust,
846	Series 2004-A3, Class 4A1, VAR, 2.506%, 07/25/34	872
1,400	Series 2004-A4, Class 1A1, VAR, 2.558%, 09/25/34	1,447
703	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	732
2,799	Series 2005-A1, Class 3A4, VAR, 2.639%, 02/25/35	2,834
18,918	Series 2006-A2, Class 4A1, VAR, 2.495%, 08/25/34	18,901
11,218	Series 2006-A2, Class 5A3, VAR, 2.518%, 11/25/33	11,202
2,501	Series 2006-A3, Class 6A1, VAR, 3.128%, 08/25/34	2,530
1,945	Series 2007-A1, Class 5A1, VAR, 2.621%, 07/25/35	1,946
778	Series 2007-A1, Class 5A2, VAR, 2.621%, 07/25/35	792
	JP Morgan Resecuritization Trust,
2,478	Series 2009-6, Class 4A1, VAR, 2.528%, 09/26/36 (e)	2,497
2,237	Series 2010-4, Class 7A1, VAR, 1.865%, 08/26/35 (e)	2,233
	Lehman Mortgage Trust,
1,137	Series 2006-2, Class 1A1, VAR, 6.127%, 04/25/36	1,078
1,067	Series 2007-6, Class 1A8, 6.000%, 07/25/37	968
5,642	Series 2008-2, Class 1A6, 6.000%, 03/25/38	5,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	LVII Resecuritization Trust,
11,261	Series 2009-2, Class M3, VAR, 5.216%, 09/27/37 (e)	11,414
7,174	Series 2009-3, Class M3, VAR, 5.180%, 11/27/37 (e)	7,253
8,968	Series 2009-3, Class M4, VAR, 5.180%, 11/27/37 (e)	9,548
	MASTR Adjustable Rate Mortgages Trust,
1,093	Series 2004-3, Class 4A2, VAR, 2.327%, 04/25/34	1,029
4,881	Series 2004-13, Class 2A1, VAR, 2.642%, 04/21/34	4,940
580	Series 2004-15, Class 3A1, VAR, 2.893%, 12/25/34	584
	MASTR Alternative Loan Trust,
1,813	Series 2003-9, Class 2A1, 6.000%, 12/25/33	1,816
326	Series 2003-9, Class 8A1, 6.000%, 01/25/34	327
1,015	Series 2004-3, Class 2A1, 6.250%, 04/25/34	1,074
3,126	Series 2004-3, Class 3A1, 6.000%, 04/25/34	3,314
625	Series 2004-6, Class 30PO, PO, 07/25/34	488
358	Series 2004-6, Class 7A1, 6.000%, 07/25/34	364
530	Series 2004-7, Class 30PO, PO, 08/25/34	423
1,227	Series 2004-8, Class 6A1, 5.500%, 09/25/19	1,272
339	Series 2004-10, Class 1A1, 4.500%, 09/25/19	345
1,279	Series 2005-6, Class 3A1, 5.500%, 11/25/20	1,255
	MASTR Asset Securitization Trust,
154	Series 2003-2, Class 1A1, 5.000%, 03/25/18	155
93	Series 2003-2, Class 2A1, 4.500%, 03/25/18	93
295	Series 2003-2, Class 2A10, 4.500%, 03/25/18	295
124	Series 2003-8, Class 1A1, 5.500%, 09/25/33	127
199	Series 2003-9, Class 15PO, PO, 10/25/18	196
236	Series 2003-9, Class 2A7, 5.500%, 10/25/33	236
110	Series 2003-11, Class 3A1, 4.500%, 12/25/18	113
154	Series 2003-12, Class 30PO, PO, 12/25/33	139

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
389	Series 2003-12, Class 6A1, 5.000%, 12/25/33	404
114	Series 2004-1, Class 30PO, PO, 02/25/34	99
2,421	Series 2004-4, Class 1A6, 5.250%, 12/26/33	2,525
25	Series 2004-4, Class 3A1, 4.500%, 04/25/19	26
125	Series 2004-6, Class 15PO, PO, 07/25/19	121
329	Series 2004-8, Class 1A1, 4.750%, 08/25/19	338
69	Series 2004-8, Class PO, PO, 08/25/19	63
462	Series 2004-9, Class 5A1, 5.250%, 09/25/19	477
1,548	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,669
	MASTR Reperforming Loan Trust,
12,766	Series 2005-2, Class 1A1F, VAR, 0.505%, 05/25/35 (e)	10,530
1,524	Series 2006-2, Class 1A1, VAR, 4.779%, 05/25/36 (e)	1,443
1,739	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	1,391
	Merrill Lynch Mortgage Investors Trust,
1,134	Series 2003-A5, Class 2A6, VAR, 2.298%, 08/25/33	1,153
2,569	Series 2003-E, Class A1, VAR, 0.775%, 10/25/28	2,546
2,804	Series 2003-F, Class A1, VAR, 0.795%, 10/25/28	2,798
2,325	Series 2004-1, Class 2A1, VAR, 2.147%, 12/25/34	2,279
1,055	Series 2004-A, Class A1, VAR, 0.615%, 04/25/29	1,016
1,991	Series 2004-A4, Class A2, VAR, 2.462%, 08/25/34	2,051
2,313	Series 2004-C, Class A2, VAR, 0.925%, 07/25/29	2,192
4,046	Series 2005-A2, Class A1, VAR, 2.469%, 02/25/35	3,985
3,790	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3, Class 1A3, VAR, 1.281%, 06/25/37	3,735
33	ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	35
	Morgan Stanley Mortgage Loan Trust,
4,427	Series 2004-3, Class 4A, VAR, 5.692%, 04/25/34	4,673
1,192	Series 2004-9, Class 4A, VAR, 5.073%, 10/25/19	1,197

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — continued
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,340.250%, 04/20/21	2
1,612		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.475%, 02/25/35	1,580
		MRFC Mortgage Pass-Through Trust,
4,666		Series 2000-TBC2, Class A1, VAR, 0.635%, 06/15/30	4,567
1,032		Series 2000-TBC3, Class A1, VAR, 0.595%, 12/15/30	980
890		NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	907
		Nomura Asset Acceptance Corp. Alternative Loan Trust,
514		Series 2003-A1, Class A1, 5.500%, 05/25/33	530
237		Series 2003-A1, Class A2, 6.000%, 05/25/33	245
97		Series 2003-A1, Class A5, 7.000%, 04/25/33	101
8		Series 2003-A1, Class A7, 5.000%, 04/25/18	8
1,572		Nomura Resecuritization Trust, Series 2010-6RA, Class 1A5, VAR, 2.556%, 03/26/36 (e)	1,573
		PaineWebber CMO Trust,
1		Series H, Class 4, 8.750%, 04/01/18	1
9		Series P, Class 4, 8.500%, 08/01/19	10
1,932		Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	2,032
879		Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.495%, 05/25/35	894
		RALI Trust,
360		Series 2001-QS19, Class A2, 6.000%, 12/25/16	364
202		Series 2002-QS16, Class A3, IF, 16.299%, 10/25/17	210
810		Series 2002-QS8, Class A5, 6.250%, 06/25/17	822
2,348		Series 2003-QR19, Class CB4, 5.750%, 10/25/33	2,443
1,486		Series 2003-QR24, Class A5, 4.000%, 07/25/33	1,503
149		Series 2003-QS1, Class A6, 4.250%, 01/25/33	149
749		Series 2003-QS12, Class A2A, IF, IO, 7.445%, 06/25/18	79

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
228	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	16
8,377	Series 2003-QS13, Class A2, 4.000%, 07/25/33	7,901
1,679	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,708
8,200	Series 2003-QS15, Class A7, 5.500%, 08/25/33	8,375
538	Series 2003-QS18, Class A1, 5.000%, 09/25/18	550
6,451	Series 2003-QS19, Class A1, 5.750%, 10/25/33	6,797
439	Series 2003-QS3, Class A2, IF, 16.159%, 02/25/18	495
180	Series 2003-QS3, Class A8, IF, IO, 7.445%, 02/25/18	5
1,160	Series 2003-QS9, Class A3, IF, IO, 7.395%, 05/25/18	123
10,839	Series 2004-QS7, Class A4, 5.500%, 05/25/34	11,102
2,416	Series 2005-QA6, Class A32, VAR, 3.482%, 05/25/35	2,039
321	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	273
	RBSSP Resecuritization Trust,
4,761	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	5,136
1,583	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	1,681
25	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	24
2,553	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	2,614
6,641	Series 2009-12, Class 1A1, VAR, 5.860%, 11/25/33 (e)	7,013
3,099	Series 2010-9, Class 3A1, VAR, 5.000%, 10/26/34 (e)	3,238
10,252	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	10,415
433	Series 2010-12, Class 8A1, 4.000%, 06/27/21 (e)	435
9,178	Series 2012-3, Class 3A1, VAR, 0.305%, 09/26/36 (e)	8,702
140	Reperforming Loan REMIC Trust, Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	122
	Residential Asset Securitization Trust,
444	Series 2003-A13, Class A3, 5.500%, 01/25/34	458

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
38	Series 2003-A14, Class A1, 4.750%, 02/25/19	39
731	Series 2003-A8, Class A5, 4.250%, 10/25/18	745
13,159	Series 2005-A2, Class A4, IF, IO, 4.895%, 03/25/35	1,848
1,295	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,196
	RFMSI Trust,
619	Series 2003-S13, Class A3, 5.500%, 06/25/33	621
131	Series 2003-S14, Class A4, PO, 07/25/18	129
365	Series 2003-S16, Class A3, 5.000%, 09/25/18	369
613	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	641
230	Series 2004-S6, Class 2A6, PO, 06/25/34	197
389	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	400
1,337	Series 2005-SA4, Class 1A1, VAR, 2.669%, 09/25/35	1,124
26	RFSC Trust, Series 2003-RM2, Class AP-3, PO, 05/25/33	23
7,407	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	7,419
	Salomon Brothers Mortgage Securities VII, Inc.,
3,333	Series 2003-HYB1, Class A, VAR, 2.612%, 09/25/33	3,400
74	Series 2003-UP2, Class PO1, PO, 12/25/18	65
	Sequoia Mortgage Trust,
2,198	Series 2004-8, Class A1, VAR, 0.855%, 09/20/34	2,110
3,282	Series 2004-8, Class A2, VAR, 1.068%, 09/20/34	3,188
1,012	Series 2004-10, Class A1A, VAR, 0.465%, 11/20/34	1,010
3,464	Series 2004-11, Class A1, VAR, 0.455%, 12/20/34	3,312
3,146	Series 2004-12, Class A3, VAR, 0.649%, 01/20/35	2,880
	Springleaf Mortgage Loan Trust,
7,337	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	7,629
12,757	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	13,364
4,002	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	4,070

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
16,277	Series 2012-1A, Class M3, VAR, 6.000%, 09/25/57 (e)	17,351
16,667	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	16,911
15,021	Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	15,708
20,788	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	20,777
8,656	Series 2012-3A, Class M1, VAR, 2.660%, 12/25/59 (e)	8,656
5,072	Series 2012-3A, Class M2, VAR, 3.560%, 12/25/59 (e)	5,150
4,311	Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	4,414
1,917	Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	1,979
15,503	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	15,449
9,745	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	9,538
7,103	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	7,061
5,974	Series 2013-1A, Class M3, VAR, 3.790%, 06/25/58 (e)	6,021
16,842	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	16,813
7,808	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	7,971
637	Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	635
10,968	Series 2013-3A, Class M1, VAR, 3.790%, 09/25/57 (e)	11,049
20,000	Station Place Securitization Trust, Series 2013-1, Class A, VAR, 1.377%, 02/25/15	20,000
1,254	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.371%, 06/25/34	1,248
	Structured Asset Mortgage Investments II Trust,
2,734	Series 2004-AR5, Class 1A1, VAR, 0.486%, 10/19/34	2,601
10,744	Series 2005-AR5, Class A3, VAR, 0.405%, 07/19/35	10,408
	Structured Asset Securities Corp.,
3,658	Series 2003-37A, Class 2A, VAR, 3.614%, 12/25/33	3,680
3,233	Series 2004-4XS, Class 1A5, SUB, 5.490%, 02/25/34	3,447
1,230	Series 2005-RF3, Class 1A, VAR, 0.505%, 06/25/35 (e)	995

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
307	Series 2002-17, Class B1, VAR, 6.062%, 09/25/32	306
993	Series 2003-16, Class A3, VAR, 0.655%, 06/25/33	962
989	Series 2003-29, Class 1A1, 4.750%, 09/25/18	1,009
427	Series 2003-30, Class 1A1, 5.500%, 10/25/33	449
403	Series 2003-32, Class 1A1, VAR, 5.453%, 11/25/33	417
3,805	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	3,889
1,116	Series 2003-34A, Class 3A3, VAR, 2.478%, 11/25/33	1,108
8,108	Series 2004-5H, Class A4, 5.540%, 12/25/33	8,338
848	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 05/25/35	858
	Thornburg Mortgage Securities Trust,
1,673	Series 2003-4, Class A1, VAR, 0.795%, 09/25/43	1,643
714	Series 2004-4, Class 3A, VAR, 2.000%, 12/25/44	717
	WaMu Mortgage Pass-Through Certificates Trust,
5,750	Series 2003-AR11, Class A6, VAR, 2.426%, 10/25/33	5,844
1,971	Series 2003-AR7, Class A7, VAR, 2.300%, 08/25/33	1,995
10,309	Series 2003-AR9, Class 1A6, VAR, 2.408%, 09/25/33	10,674
2,048	Series 2003-AR9, Class 2A, VAR, 2.442%, 09/25/33	2,078
1,879	Series 2003-S1, Class A5, 5.500%, 04/25/33	1,946
166	Series 2003-S10, Class A2, 5.000%, 10/25/18	171
488	Series 2003-S13, Class 23A1, VAR, 0.705%, 12/25/18	474
584	Series 2003-S4, Class 2A10, IF, 17.036%, 06/25/33	668
914	Series 2003-S8, Class A5, 4.500%, 09/25/18	925
301	Series 2003-S8, Class A6, 4.500%, 09/25/18	304
8,150	Series 2003-S9, Class A8, 5.250%, 10/25/33	8,378

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
195	Series 2003-S9, Class P, PO, 10/25/33	151
2,818	Series 2004-AR3, Class A1, VAR, 2.377%, 06/25/34	2,877
3,621	Series 2004-AR3, Class A2, VAR, 2.377%, 06/25/34	3,696
1,079	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	1,104
1,255	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	1,295
1,129	Series 2004-RS2, Class A4, 5.000%, 11/25/33	1,158
7,076	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	7,419
1,905	Series 2004-S3, Class 1A5, 5.000%, 07/25/34	2,004
268	Series 2006-AR10, Class 2P, VAR, 2.297%, 09/25/36	238
1,226	Series 2006-AR8, Class 1A2, VAR, 2.237%, 08/25/46	1,072
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
2,899	Series 2005-1, Class 1A1, 5.500%, 03/25/35	2,931
254	Series 2005-1, Class CP, PO, 03/25/35	176
14,959	Series 2005-2, Class 1A4, IF, IO, 4.895%, 04/25/35	2,137
3,374	Series 2005-2, Class 2A3, IF, IO, 4.845%, 04/25/35	433
5,031	Series 2005-4, Class CB7, 5.500%, 06/25/35	4,698
4,882	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	1,034
1,046	Series 2005-6, Class 2A4, 5.500%, 08/25/35	969
446	Series 2006-1, Class 3A2, 5.750%, 02/25/36	408
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust,
161	Series 2003-MS5, Class 1A4, VAR, 0.655%, 03/25/18	159
31	Series 2003-MS7, Class P, PO, 03/25/33	23
	Wells Fargo Alternative Loan Trust,
176	Series 2003-1, Class APO, PO, 09/25/33	151
611	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	553
6,651	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	6,688

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	Wells Fargo Mortgage-Backed Securities Trust,
4,086	Series 2003-K, Class 1A1, VAR, 2.491%, 11/25/33	4,160
157	Series 2003-K, Class 1A2, VAR, 2.491%, 11/25/33	160
640	Series 2003-L, Class 2A1, VAR, 2.546%, 11/25/33	631
897	Series 2004-4, Class A9, 5.500%, 05/25/34	924
1,274	Series 2004-B, Class A1, VAR, 2.490%, 02/25/34	1,288
3,548	Series 2004-EE, Class 2A1, VAR, 2.612%, 12/25/34	3,618
2,414	Series 2004-EE, Class 2A2, VAR, 2.612%, 12/25/34	2,470
3,633	Series 2004-EE, Class 3A1, VAR, 2.533%, 12/25/34	3,687
1,186	Series 2004-EE, Class 3A2, VAR, 2.533%, 12/25/34	1,209
4,922	Series 2004-I, Class 1A1, VAR, 2.618%, 07/25/34	4,983
15,450	Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	15,789
2,470	Series 2004-V, Class 1A1, VAR, 2.608%, 10/25/34	2,503
3,168	Series 2004-V, Class 1A2, VAR, 2.608%, 10/25/34	3,227
1,694	Series 2005-14, Class 1A1, 5.500%, 12/25/35	1,794
386	Series 2005-14, Class 2APO, PO, 12/25/35	308
28,428	Series 2005-AR3, Class 1A1, VAR, 2.619%, 03/25/35	28,898
3,240	Series 2005-AR8, Class 2A1, VAR, 2.600%, 06/25/35	3,263
801	Series 2007-7, Class A7, 6.000%, 06/25/37	793
3,218	Series 2007-9, Class 1A8, 5.500%, 07/25/37	3,255
4,405	Series 2007-11, Class A14, 6.000%, 08/25/37	4,393

		1,539,527

	Total Collateralized Mortgage Obligations (Cost $5,488,680)	5,670,898

Commercial Mortgage-Backed Securities — 3.9%
	A10 Securitization LLC,
7,203	Series 2012-1, Class A, 3.492%, 04/15/24 (e)	7,221
7,899	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	7,924

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
	A10 Term Asset Financing LLC,
23,317	Series 2013-2, Class A, 2.620%, 11/15/27 (e)	23,291
2,000	Series 2013-2, Class B, 4.380%, 11/15/27 (e)	2,002
2,442	Series 2013-2, Class C, 5.120%, 11/15/27 (e)	2,504
9,639	Series 2014-1, Class A1, 1.720%, 04/15/33 (e)	9,647
2,113	Series 2014-1, Class B, 3.870%, 04/15/33 (e)	2,121
	ACRE Commercial Mortgage Trust, (Cayman Islands),
2,982	Series 2014-FL2, Class B, VAR, 2.200%, 08/15/31 (e)	2,982
2,982	Series 2014-FL2, Class C, VAR, 2.650%, 08/15/31 (e)	2,981
7,026	BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	6,986
	Banc of America Commercial Mortgage Trust,
2,560	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	2,678
15,474	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	16,541
9,974	Series 2006-4, Class A4, 5.634%, 07/10/46	10,581
8,430	Series 2006-5, Class A4, 5.414%, 09/10/47	8,982
202,633	Series 2006-5, Class XC, IO, VAR, 0.825%, 09/10/47 (e)	1,996
8,719	Series 2007-5, Class A4, 5.492%, 02/10/51	9,419
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
4,484	Series 2005-1, Class AJ, VAR, 5.466%, 11/10/42	4,563
4,484	Series 2005-3, Class A4, 4.668%, 07/10/43	4,579
9,528	Series 2005-3, Class AM, 4.727%, 07/10/43	9,733
2,146	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	2,209
461,296	Series 2005-5, Class XC, IO, VAR, 0.207%, 10/10/45 (e)	507
	Banc of America Re-REMIC Trust,
8,087	Series 2009-UB1, Class A4A, VAR, 5.673%, 06/24/50 (e)	8,719
7,700	Series 2014-520M, Class C, VAR, 4.354%, 08/15/46 (e)	7,394

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	BB-UBS Trust,
23,898	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	23,761
25,559	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	24,930
	Bear Stearns Commercial Mortgage Securities Trust,
331	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	331
7,677	Series 2006-PW11, Class A4, VAR, 5.600%, 03/11/39	8,057
202,184	Series 2006-PW14, Class X1, IO, VAR, 0.832%, 12/11/38 (e)	2,720
2,324	Series 2006-T24, Class A4, 5.537%, 10/12/41	2,505
582,472	Series 2007-T26, Class X1, IO, VAR, 0.298%, 01/12/45 (e)	2,743
	CD Commercial Mortgage Trust,
5,381	Series 2005-CD1, Class AJ, VAR, 5.399%, 07/15/44	5,581
203,183	Series 2007-CD4, Class XC, IO, VAR, 0.556%, 12/11/49 (e)	1,552
119,419	CD Mortgage Trust, Series 2006-CD3, Class XS, IO, VAR, 0.695%, 10/15/48 (e)	1,481
5,600	CGBAM Commercial Mortgage Trust, Series 2014-HD, Class A, VAR, 0.955%, 02/15/31 (e)	5,603
	Citigroup Commercial Mortgage Trust,
6,457	Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	6,590
3,773	Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	3,823
	COBALT CMBS Commercial Mortgage Trust,
4,908	Series 2006-C1, Class A4, 5.223%, 08/15/48	5,230
5,022	Series 2006-C1, Class AM, 5.254%, 08/15/48	5,159
139,569	Series 2006-C1, Class IO, IO, VAR, 0.978%, 08/15/48	2,248
	COMM Mortgage Trust,
5,650	Series 2005-LP5, Class A4, VAR, 4.982%, 05/10/43	5,734
8,968	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	9,194
29,604	Series 2012-CR2, Class XA, IO, VAR, 2.081%, 08/15/45	3,086
4,484	Series 2013-300P, Class A1, 4.353%, 08/10/30 (e)	4,877
6,150	Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	6,101

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
31,243	Series 2014-KYO, Class A, VAR, 1.057%, 06/11/27 (e)	31,286
10,196	Series 2014-TWC, Class A, VAR, 1.006%, 02/13/32 (e)	10,200
2,850	Series 2014-TWC, Class B, VAR, 1.756%, 02/13/32 (e)	2,849
414	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.301%, 01/17/32	414
	Commercial Mortgage Pass-Through Certificates,
4,575	Series 2012-MVP, Class A, VAR, 2.094%, 11/17/26 (e)	4,597
13,800	Series 2014-CR19, Class A5, 3.796%, 08/10/47	14,285
	Commercial Mortgage Trust,
3,139	Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	3,168
2,690	Series 2006-GG7, Class AM, VAR, 6.014%, 07/10/38	2,889
26,197	COOF Securitization Trust Ltd., Series 2014-1, Class A, IO, VAR, 3.019%, 06/15/40 (e)	3,641
	Credit Suisse Commercial Mortgage Trust,
6,412	Series 2006-C2, Class A3, VAR, 5.857%, 03/15/39	6,753
204,814	Series 2007-C2, Class AX, IO, VAR, 0.220%, 01/15/49 (e)	557
1,525	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AM, 4.730%, 07/15/37	1,562
16,145	CSMC, Series 2014-ICE, Class A, VAR, 1.050%, 04/15/27 (e)	16,167
5,526	DBRR Trust, Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	5,515
38,635	DBUBS Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.599%, 07/10/44 (e)	1,925
11,914	FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	12,311
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
20,914	Series K038, Class A2, 3.389%, 03/25/24	21,877
29,000	Series KSMC, Class A2, 2.615%, 01/25/23	28,820
	GE Capital Commercial Mortgage Corp.,
10,313	Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	10,429
9,685	Series 2005-C1, Class B, VAR, 4.846%, 06/10/48	9,797
11,432	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	11,846

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

11,991	GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.706%, 12/10/27 (e)	12,129
	GS Mortgage Securities Corp. Trust,
67,725	Series 2012-SHOP, Class XA, IO, VAR, 1.438%, 06/05/31 (e)	3,911
4,384	Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	4,423
	GS Mortgage Securities Trust,
6,547	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	6,840
119,654	Series 2006-GG8, Class X, IO, VAR, 0.779%, 11/10/39 (e)	1,169
1,600	Series 2011-GC5, Class D, VAR, 5.474%, 08/10/44 (e)	1,674
4,932	GSMS Trust, Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	5,299
	JP Morgan Chase Commercial Mortgage Securities Trust,
4,619	Series 2005-CB11, Class AJ, VAR, 5.568%, 08/12/37	4,722
465,871	Series 2005-CB11, Class X1, IO, VAR, 0.247%, 08/12/37 (e)	318
496,852	Series 2005-LDP5, Class X1, IO, VAR, 0.131%, 12/15/44 (e)	559
1,542	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	1,646
306,840	Series 2006-CB15, Class X1, IO, VAR, 0.410%, 06/12/43	1,391
1,915	Series 2006-CB16, Class A4, 5.552%, 05/12/45	2,039
1,389	Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,482
2,103	Series 2006-LDP9, Class A3SF, VAR, 0.310%, 05/15/47	2,098
3,587	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	3,604
1,345	Series 2007-C1, Class A4, 5.716%, 02/15/51	1,468
261,765	Series 2007-LD12, Class X, IO, VAR, 0.192%, 02/15/51	661
79,137	KGS-Alpha Capital Markets LP, Series 2014-1, IO, 1.383%, 10/25/32	4,022
71,886	KGS-Alpha SBA COOF Trust, Series 2012-6, Class A, IO, VAR, 0.636%, 05/25/39 (e)	1,752
8,924	Ladder Capital Commercial Mortgage Trust, Series 2013-GCP, Class A2, 3.985%, 02/15/36 (e)	9,194
	LB-UBS Commercial Mortgage Trust,
4,484	Series 2006-C1, Class A4, 5.156%, 02/15/31	4,663

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
1,274	Series 2006-C4, Class A4, VAR, 6.029%, 06/15/38	1,364
4,260	Series 2007-C1, Class AM, 5.455%, 02/15/40	4,614
5,435	Series 2007-C2, Class A3, 5.430%, 02/15/40	5,918
113,870	Series 2007-C2, Class XW, IO, VAR, 0.739%, 02/15/40	1,514
	Merrill Lynch Mortgage Trust,
2,030	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	2,118
2,982	Series 2005-LC1, Class AJ, VAR, 5.547%, 01/12/44	3,118
1,973	Series 2006-C1, Class A4, VAR, 5.862%, 05/12/39	2,091
	ML-CFC Commercial Mortgage Trust,
4,275	Series 2006-1, Class A4, VAR, 5.651%, 02/12/39	4,492
355,774	Series 2006-4, Class XC, IO, VAR, 0.274%, 12/12/49 (e)	4,008
5,551	Series 2007-9, Class A4, 5.700%, 09/12/49	6,109
18,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	18,851
	Morgan Stanley Capital I Trust,
177,172	Series 2006-IQ12, Class X1, IO, VAR, 0.679%, 12/15/43 (e)	1,692
312,120	Series 2007-HQ11, Class X, IO, VAR, 0.392%, 02/12/44 (e)	1,305
92,373	Series 2007-HQ13, Class X1, IO, VAR, 0.549%, 12/15/44 (e)	935
287,204	Series 2007-IQ13, Class X, IO, VAR, 0.597%, 03/15/44 (e)	2,553
5,477	Series 2011-C3, Class A3, 4.054%, 07/15/49	5,857
7,174	Series 2012-C4, Class A3, 2.991%, 03/15/45	7,381
	Morgan Stanley Re-REMIC Trust,
2,948	Series 2009-IO, Class B, PO, 07/17/56 (e)	2,933
15,418	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	15,461
35,488	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	35,666
10,268	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	8,882
333	Multi Security Asset Trust LP, Commercial Mortgage-Backed Securities Pass-Through, Series 2005-RR4A, Class A3, 5.000%, 11/28/35 (e)	334

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

55,297	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	56,254
	NorthStar, (Cayman Islands),
14,985	Series 2013-1A, Class A, VAR, 2.005%, 08/25/29 (e)	14,999
6,359	Series 2013-1A, Class B, VAR, 5.155%, 08/25/29 (e)	6,422
13,593	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.355%, 08/25/29 (e)	13,606
4,450	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class A, 3.260%, 03/11/31 (e)	4,356
11,195	RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	11,534
6,002	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.560%, 08/15/39	6,051
17,230	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.477%, 05/10/45 (e)	2,139
15,527	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	15,677
	UBS-Barclays Commercial Mortgage Trust,
9,327	Series 2012-C2, Class A4, 3.525%, 05/10/63	9,651
66,526	Series 2012-C2, Class XA, IO, VAR, 1.929%, 05/10/63 (e)	5,587
2,357	Series 2013-C6, Class A4, 3.244%, 04/10/46	2,379
	VNDO Mortgage Trust,
11,148	Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	11,029
24,750	Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	26,142
	Wachovia Bank Commercial Mortgage Trust,
1,481	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	1,482
6,872	Series 2005-C22, Class A4, VAR, 5.455%, 12/15/44	7,136
774,559	Series 2006-C24, Class XC, IO, VAR, 0.274%, 03/15/45 (e)	1,529
13,452	Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A, VAR, 2.800%, 03/18/28 (e)	13,465
15,871	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	15,878
	WFRBS Commercial Mortgage Trust,
9,206	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	10,050
1,458	Series 2012-C6, Class A1, 1.081%, 04/15/45	1,464

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
9,327	Series 2012-C6, Class A4, 3.440%, 04/15/45	9,674
2,500	Series 2013-C11, Class D, VAR, 4.322%, 03/15/45 (e)	2,385

	Total Commercial Mortgage-Backed Securities (Cost $931,097)	948,903

Corporate Bonds — 18.3%
	Consumer Discretionary — 1.3%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
4,124	3.750%, 12/01/21	4,314
2,991	4.250%, 03/01/21	3,229
1,146	4.950%, 07/02/64	1,183
6,278	5.250%, 12/01/41	6,894

		15,620

	Automobiles — 0.1%
	Daimler Finance North America LLC,
10,331	1.650%, 04/10/15 (e)	10,403
3,758	1.875%, 01/11/18 (e)	3,786
1,692	2.375%, 08/01/18 (e)	1,728
4,706	2.625%, 09/15/16 (e)	4,854
8,789	2.950%, 01/11/17 (e)	9,128
1,345	8.500%, 01/18/31	2,072

		31,971

	Media — 1.0%
	21st Century Fox America, Inc.,
2,242	6.200%, 12/15/34	2,776
2,690	6.650%, 11/15/37	3,443
1,345	6.900%, 08/15/39	1,782
1,762	7.250%, 05/18/18	2,101
3,946	7.300%, 04/30/28	4,992
2,690	7.625%, 11/30/28	3,512
986	8.000%, 10/17/16	1,128
942	8.875%, 04/26/23	1,276
1,525	9.500%, 07/15/24	2,098
	CBS Corp.,
2,650	3.700%, 08/15/24	2,675
1,345	4.300%, 02/15/21	1,451
2,004	4.900%, 08/15/44	2,059
673	5.500%, 05/15/33	750
1,279	5.750%, 04/15/20	1,474
583	5.900%, 10/15/40	687
4,708	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	6,848
897	Comcast Cable Communications LLC, 8.875%, 05/01/17	1,076

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
1,614	Comcast Cable Holdings LLC, 10.125%, 04/15/22	2,264
	Comcast Corp.,
3,361	4.200%, 08/15/34	3,454
10,484	4.250%, 01/15/33	10,894
1,166	5.900%, 03/15/16	1,258
2,690	6.450%, 03/15/37	3,525
897	6.500%, 01/15/17	1,012
11,658	6.500%, 11/15/35	15,334
	Cox Communications, Inc.,
3,027	3.250%, 12/15/22 (e)	2,974
746	5.450%, 12/15/14	756
1,166	8.375%, 03/01/39 (e)	1,695
2,377	Cox Enterprises, Inc., 7.375%, 07/15/27 (e)	3,040
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
5,381	3.800%, 03/15/22	5,608
5,022	4.600%, 02/15/21	5,522
3,876	5.000%, 03/01/21	4,344
11,179	6.000%, 08/15/40	13,291
2,861	6.375%, 03/01/41	3,554
	Discovery Communications LLC,
6,532	4.375%, 06/15/21	7,115
2,269	4.950%, 05/15/42	2,382
3,018	Historic TW, Inc., 9.150%, 02/01/23	4,214
	NBCUniversal Media LLC,
6,080	4.375%, 04/01/21	6,719
4,575	5.950%, 04/01/41	5,748
3,233	6.400%, 04/30/40	4,277
	Thomson Reuters Corp., (Canada),
8,115	3.950%, 09/30/21	8,569
2,716	4.500%, 05/23/43	2,678
1,928	4.700%, 10/15/19	2,124
	Time Warner Cable, Inc.,
3,350	5.500%, 09/01/41	3,877
873	5.850%, 05/01/17	975
4,125	5.875%, 11/15/40	4,968
2,327	6.550%, 05/01/37	2,981
4,080	6.750%, 07/01/18	4,794
1,794	6.750%, 06/15/39	2,352
2,197	7.300%, 07/01/38	3,051
1,928	8.250%, 04/01/19	2,426
1,601	8.750%, 02/14/19	2,040
	Time Warner Entertainment Co. LP,
1,812	8.375%, 03/15/23	2,459
5,829	8.375%, 07/15/33	8,765

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
	Time Warner, Inc.,
5,085	4.750%, 03/29/21	5,636
1,573	5.375%, 10/15/41	1,738
2,802	6.200%, 03/15/40	3,386
1,474	6.250%, 03/29/41	1,804
2,238	6.500%, 11/15/36	2,804
3,430	7.625%, 04/15/31	4,750
1,125	7.700%, 05/01/32	1,588
	Viacom, Inc.,
809	1.250%, 02/27/15	812
1,951	3.125%, 06/15/22	1,940
599	3.250%, 03/15/23	593
5,046	3.875%, 12/15/21	5,321
6,243	4.375%, 03/15/43	5,844
538	4.500%, 03/01/21	586
1,813	4.500%, 02/27/42	1,750
690	6.250%, 04/30/16	750

		240,469

	Multiline Retail — 0.0% (g)
897	Kohl’s Corp., 6.250%, 12/15/17	1,023
	Macy’s Retail Holdings, Inc.,
3,662	2.875%, 02/15/23	3,565
1,671	4.375%, 09/01/23	1,788
877	5.125%, 01/15/42	959
1,166	7.450%, 07/15/17	1,357
3,458	Nordstrom, Inc., 4.000%, 10/15/21	3,735
1,883	Target Corp., 6.000%, 01/15/18	2,157

		14,584

	Specialty Retail — 0.1%
1,409	Bed Bath & Beyond, Inc., 4.915%, 08/01/34	1,467
3,397	Gap, Inc. (The), 5.950%, 04/12/21	3,937
	Home Depot, Inc. (The),
673	4.400%, 04/01/21	759
4,125	5.400%, 03/01/16	4,420
	Lowe’s Cos., Inc.,
3,901	4.650%, 04/15/42	4,218
2,067	5.125%, 11/15/41	2,374
3,139	Series B, 7.110%, 05/15/37	4,313

		21,488

	Total Consumer Discretionary	324,132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.9%
	Beverages — 0.3%
	Anheuser-Busch Cos. LLC,
897	5.500%, 01/15/18	1,011
986	5.750%, 04/01/36	1,232
7,000	Anheuser-Busch InBev Finance, Inc., 3.700%, 02/01/24	7,349
4,405	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	5,436
1,390	Coca-Cola Co. (The), 4.875%, 03/15/19	1,567
	Diageo Capital plc, (United Kingdom),
3,524	1.500%, 05/11/17	3,561
2,493	4.828%, 07/15/20	2,807
1,928	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	2,035
4,484	Diageo Investment Corp., 8.000%, 09/15/22	5,914
3,565	FBG Finance Pty Ltd., (Australia), 5.125%, 06/15/15 (e)	3,691
2,601	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	2,592
	PepsiCo, Inc.,
10,210	1.250%, 08/13/17	10,237
2,245	3.000%, 08/25/21	2,310
207	7.900%, 11/01/18	255
	SABMiller Holdings, Inc.,
3,393	1.850%, 01/15/15 (e)	3,409
4,179	3.750%, 01/15/22 (e)	4,386
762	SABMiller plc, (United Kingdom), 6.500%, 07/01/16 (e)	836

		58,628

	Food & Staples Retailing — 0.3%
	CVS Caremark Corp.,
3,214	4.000%, 12/05/23	3,389
2,155	5.300%, 12/05/43	2,517
6,093	5.750%, 05/15/41	7,456
1,794	6.125%, 09/15/39	2,296
6,078	CVS Pass-Through Trust, 5.926%, 01/10/34 (e)	7,160
	Kroger Co. (The),
3,468	2.200%, 01/15/17	3,553
2,093	4.000%, 02/01/24	2,187
12,466	5.000%, 04/15/42	13,587
829	5.400%, 07/15/40	945
1,794	6.150%, 01/15/20	2,101
538	6.400%, 08/15/17	613
11,049	7.500%, 04/01/31	14,991
7,567	Walgreen Co., 3.100%, 09/15/22	7,501

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food & Staples Retailing — continued
	Wal-Mart Stores, Inc.,
1,076	5.250%, 09/01/35	1,283
942	6.200%, 04/15/38	1,246
628	7.550%, 02/15/30	911

		71,736

	Food Products — 0.3%
1,973	Archer-Daniels-Midland Co., 5.935%, 10/01/32	2,479
6,959	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	8,714
543	Bunge N.A. Finance LP, 5.900%, 04/01/17	603
	Cargill, Inc.,
6,950	3.300%, 03/01/22 (e)	7,156
2,443	4.307%, 05/14/21 (e)	2,683
1,390	6.000%, 11/27/17 (e)	1,575
2,556	7.350%, 03/06/19 (e)	3,096
	ConAgra Foods, Inc.,
2,042	1.300%, 01/25/16	2,056
1,638	2.100%, 03/15/18	1,641
	Kellogg Co.,
2,278	1.750%, 05/17/17	2,307
2,036	3.250%, 05/21/18	2,139
	Kraft Foods Group, Inc.,
5,113	3.500%, 06/06/22	5,260
4,392	5.000%, 06/04/42	4,776
2,765	5.375%, 02/10/20	3,144
4,612	6.125%, 08/23/18	5,324
2,690	6.500%, 02/09/40	3,448
9,117	6.875%, 01/26/39	12,109
6,100	Mondelez International, Inc., 4.000%, 02/01/24	6,413
4,951	Tyson Foods, Inc., 3.950%, 08/15/24	5,069

		79,992

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
1,220	2.400%, 03/01/22	1,201
448	7.500%, 11/01/18	549
1,517	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	1,912
897	Procter & Gamble Co. (The), 5.500%, 02/01/34	1,114

		4,776

	Total Consumer Staples	215,132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.6%
	Energy Equipment & Services — 0.2%
909	Cameron International Corp., 4.000%, 12/15/23	956
	Halliburton Co.,
2,882	3.500%, 08/01/23	2,987
673	6.150%, 09/15/19	798
4,529	7.450%, 09/15/39	6,674
2,242	7.600%, 08/15/96 (e)	3,515
1,411	National Oilwell Varco, Inc., 1.350%, 12/01/17	1,410
	Noble Holding International Ltd., (Cayman Islands),
781	3.950%, 03/15/22	806
557	5.250%, 03/15/42	587
2,931	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	3,063
	Transocean, Inc., (Cayman Islands),
2,491	3.800%, 10/15/22	2,427
1,693	6.375%, 12/15/21	1,916
6,553	6.500%, 11/15/20	7,412
1,334	7.350%, 12/15/41	1,599
448	7.500%, 04/15/31	534
	Weatherford International Ltd., (Bermuda),
2,162	4.500%, 04/15/22	2,309
844	5.950%, 04/15/42	972
986	6.500%, 08/01/36	1,194
2,390	9.875%, 03/01/39	3,783

		42,942

	Oil, Gas & Consumable Fuels — 1.4%
2,381	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	3,194
1,794	Anadarko Finance Co., (Canada), Series B, 7.500%, 05/01/31	2,490
1,480	Anadarko Holding Co., 7.150%, 05/15/28	1,930
3,226	Anadarko Petroleum Corp., 8.700%, 03/15/19	4,114
2,933	ANR Pipeline Co., 9.625%, 11/01/21	4,191
	Apache Corp.,
853	3.250%, 04/15/22	870
3,611	4.750%, 04/15/43	3,833
2,242	6.900%, 09/15/18	2,663
1,552	BG Energy Capital plc, (United Kingdom), 5.125%, 10/15/41 (e)	1,743
	BP Capital Markets plc, (United Kingdom),
1,987	1.375%, 11/06/17	1,983
5,991	1.846%, 05/05/17	6,099

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
5,200	2.237%, 05/10/19	5,228
2,279	2.750%, 05/10/23	2,216
2,273	3.245%, 05/06/22	2,320
1,575	3.814%, 02/10/24	1,653
4,932	3.875%, 03/10/15	5,022
5,560	4.742%, 03/11/21	6,232
462	Burlington Resources Finance Co., (Canada), 7.400%, 12/01/31	669
1,794	Burlington Resources, Inc., 8.200%, 03/15/25	2,477
	Canadian Natural Resources Ltd., (Canada),
359	5.900%, 02/01/18	407
4,152	6.250%, 03/15/38	5,244
1,300	6.450%, 06/30/33	1,662
1,794	6.750%, 02/01/39	2,392
359	7.200%, 01/15/32	487
	Cenovus Energy, Inc., (Canada),
1,599	3.000%, 08/15/22	1,588
3,708	4.450%, 09/15/42	3,769
3,049	6.750%, 11/15/39	4,050
	Chevron Corp.,
2,725	2.355%, 12/05/22	2,653
4,574	4.950%, 03/03/19	5,178
11,233	CNOOC Nexen Finance 2014 ULC, (Canada), 4.250%, 04/30/24	11,688
471	Conoco Funding Co., (Canada), 7.250%, 10/15/31	683
	ConocoPhillips,
1,345	5.200%, 05/15/18	1,508
1,794	5.750%, 02/01/19	2,076
1,300	6.000%, 01/15/20	1,543
1,300	6.500%, 02/01/39	1,764
1,099	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,209
	Devon Energy Corp.,
1,345	1.875%, 05/15/17	1,366
5,180	3.250%, 05/15/22	5,278
2,807	4.750%, 05/15/42	2,972
1,731	6.300%, 01/15/19	2,025
	Encana Corp., (Canada),
2,090	6.500%, 05/15/19	2,461
1,027	6.500%, 08/15/34	1,302
4,843	Eni S.p.A., (Italy), Series EX2, 5.700%, 10/01/40 (e)	5,544
	Enterprise Products Operating LLC,
2,687	3.900%, 02/15/24	2,802

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
1,758	5.100%, 02/15/45	1,937
	EOG Resources, Inc.,
2,164	2.625%, 03/15/23	2,106
4,753	4.100%, 02/01/21	5,184
1,614	6.875%, 10/01/18	1,922
1,507	Hess Corp., 7.875%, 10/01/29	2,110
1,036	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,199
	Kerr-McGee Corp.,
1,103	6.950%, 07/01/24	1,411
9,049	7.875%, 09/15/31	12,898
	Magellan Midstream Partners LP,
7,133	5.150%, 10/15/43	7,976
1,794	6.550%, 07/15/19	2,122
	Marathon Oil Corp.,
2,528	5.900%, 03/15/18	2,879
2,511	6.000%, 10/01/17	2,853
2,179	Occidental Petroleum Corp., 1.750%, 02/15/17	2,213
1,031	PC Financial Partnership, 5.000%, 11/15/14	1,040
	Petrobras Global Finance B.V., (Netherlands),
4,978	4.375%, 05/20/23	4,912
13,552	6.250%, 03/17/24	14,890
	Petrobras International Finance Co., (Cayman Islands),
6,459	5.375%, 01/27/21	6,810
986	6.750%, 01/27/41	1,100
1,794	7.875%, 03/15/19	2,090
	Petro-Canada, (Canada),
2,286	6.050%, 05/15/18	2,626
2,870	6.800%, 05/15/38	3,852
	Petroleos Mexicanos, (Mexico),
2,165	4.875%, 01/18/24 (e)	2,356
4,650	6.375%, 01/23/45 (e)	5,626
	Phillips 66,
2,099	2.950%, 05/01/17	2,193
1,181	4.300%, 04/01/22	1,280
1,834	Pioneer Natural Resources Co., 5.875%, 07/15/16	1,991
4,132	Sinopec Group Overseas Development Ltd., (United Kingdom), 4.375%, 10/17/23 (e)	4,348
	Spectra Energy Capital LLC,
4,054	3.300%, 03/15/23	3,912
2,197	5.650%, 03/01/20	2,475
2,233	7.500%, 09/15/38	2,941
4,475	8.000%, 10/01/19	5,619

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Spectra Energy Partners LP,
2,658	2.950%, 09/25/18	2,755
1,801	5.950%, 09/25/43	2,174
	Statoil ASA, (Norway),
1,917	1.200%, 01/17/18	1,905
2,430	2.450%, 01/17/23	2,364
5,765	2.650%, 01/15/24	5,613
1,256	2.900%, 11/08/20	1,292
2,646	3.125%, 08/17/17	2,790
2,064	3.150%, 01/23/22	2,135
1,673	4.250%, 11/23/41	1,717
3,318	5.250%, 04/15/19	3,787
	Suncor Energy, Inc., (Canada),
2,152	5.950%, 12/01/34	2,616
1,704	6.100%, 06/01/18	1,965
807	6.850%, 06/01/39	1,094
	Talisman Energy, Inc., (Canada),
7,470	5.500%, 05/15/42	8,256
1,489	5.850%, 02/01/37	1,674
1,426	6.250%, 02/01/38	1,679
4,802	7.750%, 06/01/19	5,917
6,209	Texas Eastern Transmission LP, 2.800%, 10/15/22 (e)	5,936
	Tosco Corp.,
3,408	7.800%, 01/01/27	4,829
3,139	8.125%, 02/15/30	4,723
1,508	Total Capital Canada Ltd., (Canada), VAR, 0.614%, 01/15/16	1,515
	Total Capital International S.A., (France),
2,227	0.750%, 01/25/16	2,237
1,894	1.500%, 02/17/17	1,914
5,044	1.550%, 06/28/17	5,103
5,000	2.750%, 06/19/21	5,021
1,256	2.875%, 02/17/22	1,269
	Total Capital S.A., (France),
8,968	2.300%, 03/15/16	9,197
1,989	4.125%, 01/28/21	2,180
	TransCanada PipeLines Ltd., (Canada),
1,345	6.200%, 10/15/37	1,734
1,704	6.500%, 08/15/18	2,007
2,377	7.125%, 01/15/19	2,880
1,883	7.250%, 08/15/38	2,673

		350,400

	Total Energy	393,342

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Financials — 8.4%
	Banks — 3.5%
3,394	ABN AMRO Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	3,448
2,628	ANZ New Zealand International Ltd., (New Zealand), 3.125%, 08/10/15 (e)	2,690
	Australia & New Zealand Banking Group Ltd., (Australia),
8,932	2.400%, 11/23/16 (e)	9,218
5,560	3.250%, 03/01/16 (e)	5,772
2,571	4.875%, 01/12/21 (e)	2,906
	Bank of America Corp.,
6,367	2.000%, 01/11/18	6,395
5,000	Series L, 2.650%, 04/01/19	5,051
4,720	3.300%, 01/11/23	4,681
2,140	3.625%, 03/17/16	2,225
3,403	4.000%, 04/01/24	3,508
1,890	4.100%, 07/24/23	1,974
628	Series C, 5.000%, 01/15/15	638
11,565	5.000%, 05/13/21	12,931
5,830	5.625%, 10/14/16	6,358
15,875	5.625%, 07/01/20	18,193
7,155	Series L, 5.650%, 05/01/18	8,047
4,155	5.750%, 12/01/17	4,661
2,960	5.875%, 01/05/21	3,451
19,000	6.400%, 08/28/17	21,586
4,485	6.500%, 08/01/16	4,930
5,693	6.875%, 04/25/18	6,638
3,140	7.625%, 06/01/19	3,844
	Bank of Montreal, (Canada),
12,301	1.400%, 09/11/17	12,327
7,632	2.550%, 11/06/22	7,441
	Bank of Nova Scotia (The), (Canada),
7,533	2.550%, 01/12/17	7,792
6,341	3.400%, 01/22/15	6,417
	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan),
8,518	2.350%, 02/23/17 (e)	8,749
3,916	3.850%, 01/22/15 (e)	3,971
8,000	Banque Federative du Credit Mutuel S.A., (France), 1.700%, 01/20/17 (e)	8,046
	Barclays Bank plc, (United Kingdom),
2,392	2.250%, 05/10/17 (e)	2,458
7,511	2.500%, 09/21/15 (e)	7,671
10,365	2.750%, 02/23/15	10,476
3,878	3.750%, 05/15/24	3,962
986	Series 1, 5.000%, 09/22/16	1,065
3,318	6.050%, 12/04/17 (e)	3,731

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
	BB&T Corp.,
3,334	1.600%, 08/15/17	3,352
5,605	3.950%, 04/29/16	5,900
2,466	4.900%, 06/30/17	2,697
1,480	6.850%, 04/30/19	1,785
3,708	BNZ International Funding Ltd., (New Zealand), 2.350%, 03/04/19 (e)	3,726
4,170	Branch Banking & Trust Co., 5.625%, 09/15/16	4,543
	Canadian Imperial Bank of Commerce, (Canada),
2,227	0.900%, 10/01/15	2,237
10,986	2.600%, 07/02/15 (e)	11,191
18,804	Capital One Bank USA N.A., 3.375%, 02/15/23	18,735
	Citigroup, Inc.,
617	1.250%, 01/15/16	620
1,104	3.375%, 03/01/23	1,111
5,806	3.750%, 06/16/24	5,928
7,623	4.450%, 01/10/17	8,173
1,494	4.500%, 01/14/22	1,630
518	4.587%, 12/15/15	543
1,345	4.700%, 05/29/15	1,386
4,790	4.750%, 05/19/15	4,931
4,740	5.000%, 09/15/14	4,748
1,655	5.300%, 05/06/44	1,775
1,869	5.375%, 08/09/20	2,136
897	5.500%, 02/15/17	980
4,296	5.500%, 09/13/25	4,813
1,842	5.875%, 01/30/42	2,266
12,107	6.000%, 08/15/17	13,613
4,544	6.010%, 01/15/15	4,636
4,798	6.125%, 11/21/17	5,443
3,363	6.625%, 01/15/28	4,208
202	6.875%, 03/05/38	274
2,556	8.125%, 07/15/39	3,922
12,891	8.500%, 05/22/19	16,329
1,250	Comerica Bank, 5.200%, 08/22/17	1,377
	Comerica, Inc.,
1,758	3.000%, 09/16/15	1,800
1,148	3.800%, 07/22/26	1,157
7,264	Commonwealth Bank of Australia, (Australia), 2.250%, 03/16/17 (e)	7,469
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
2,099	2.125%, 10/13/15	2,138

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
11,389	3.200%, 03/11/15 (e)	11,557
2,243	3.375%, 01/19/17	2,365
5,310	3.875%, 02/08/22	5,681
6,188	4.500%, 01/11/21	6,878
3,139	5.800%, 09/30/10 (e)[1]	3,660
	Discover Bank,
6,500	3.200%, 08/09/21	6,521
3,657	4.200%, 08/08/23	3,862
12,930	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	13,159
	Fifth Third Bancorp,
1,460	2.300%, 03/01/19	1,465
1,300	5.450%, 01/15/17	1,420
6,100	Fifth Third Bank, 2.375%, 04/25/19	6,154
	HSBC Bank plc, (United Kingdom),
8,206	1.500%, 05/15/18 (e)	8,129
4,147	3.500%, 06/28/15 (e)	4,253
5,346	4.125%, 08/12/20 (e)	5,808
8,968	4.750%, 01/19/21 (e)	10,068
	HSBC Holdings plc, (United Kingdom),
8,790	4.000%, 03/30/22	9,415
6,457	4.875%, 01/14/22	7,281
4,187	5.100%, 04/05/21	4,799
6,457	6.100%, 01/14/42	8,393
2,200	KeyCorp, 5.100%, 03/24/21	2,499
4,036	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	4,659
	National Australia Bank Ltd., (Australia),
17,936	2.000%, 06/20/17 (e)	18,301
6,995	2.750%, 09/28/15 (e)	7,159
6,278	3.000%, 07/27/16 (e)	6,536
3,098	3.750%, 03/02/15 (e)	3,150
3,587	National City Bank, 5.800%, 06/07/17	4,012
	Nordea Bank AB, (Sweden),
2,242	1.625%, 05/15/18 (e)	2,235
13,766	3.125%, 03/20/17 (e)	14,412
5,558	4.875%, 05/13/21 (e)	6,077
5,893	Oversea-Chinese Banking Corp., Ltd., (Singapore), 1.625%, 03/13/15 (e)	5,921
2,000	PNC Bank N.A., 6.875%, 04/01/18	2,339
1,500	PNC Financial Services Group, Inc. (The), 3.900%, 04/29/24	1,537
	PNC Funding Corp.,
1,151	2.700%, 09/19/16	1,191
5,000	3.300%, 03/08/22	5,136
4,066	4.375%, 08/11/20	4,474

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
5,112	5.125%, 02/08/20	5,819
1,076	5.250%, 11/15/15	1,133
1,103	5.625%, 02/01/17	1,208
3,677	6.700%, 06/10/19	4,412
	Royal Bank of Canada, (Canada),
6,315	1.200%, 09/19/17	6,295
10,700	2.000%, 10/01/18	10,848
1,345	2.200%, 07/27/18	1,373
7,533	2.300%, 07/20/16	7,753
2,594	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	2,597
2,197	SouthTrust Bank, 7.690%, 05/15/25	2,758
10,603	SpareBank 1 Boligkreditt A.S., (Norway), 1.750%, 11/15/19 (e)	10,380
5,938	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	5,873
5,291	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	5,732
	SunTrust Banks, Inc.,
897	6.000%, 09/11/17	1,009
505	7.250%, 03/15/18	592
6,008	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	6,264
	Toronto-Dominion Bank (The), (Canada),
12,555	1.500%, 03/13/17 (e)	12,690
8,112	2.200%, 07/29/15 (e)	8,245
4,828	2.500%, 07/14/16	4,988
	U.S. Bancorp,
5,036	1.650%, 05/15/17	5,101
4,197	2.450%, 07/27/15	4,277
3,855	2.875%, 11/20/14	3,876
3,289	3.000%, 03/15/22	3,337
3,191	4.125%, 05/24/21	3,505
1,256	7.500%, 06/01/26	1,698
	Wachovia Corp.,
2,735	5.750%, 06/15/17	3,065
16,210	5.750%, 02/01/18	18,425
	Wells Fargo & Co.,
13,756	2.625%, 12/15/16	14,268
8,071	3.500%, 03/08/22	8,407
4,357	4.100%, 06/03/26	4,457
7,623	4.600%, 04/01/21	8,512
2,755	5.606%, 01/15/44	3,234
8,237	5.625%, 12/11/17	9,314
14,977	SUB, 3.676%, 06/15/16	15,748

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Wells Fargo Bank N.A.,
4,367	Series AI, 4.750%, 02/09/15	4,451
4,215	5.000%, 08/15/15	4,397
2,000	5.750%, 05/16/16	2,164
13,622	6.000%, 11/15/17	15,492
3,973	VAR, 0.561%, 03/15/16	3,978
	Westpac Banking Corp., (Australia),
5,874	2.450%, 11/28/16 (e)	6,069
4,305	4.200%, 02/27/15	4,385
9,606	4.875%, 11/19/19	10,847

		850,305

	Capital Markets — 1.7%
5,650	Ameriprise Financial, Inc., 4.000%, 10/15/23	5,989
	Bank of New York Mellon Corp. (The),
2,562	1.200%, 02/20/15	2,571
1,667	Series G, 2.200%, 05/15/19	1,677
8,781	2.400%, 01/17/17	9,051
7,174	Series 1, 2.950%, 06/18/15	7,326
2,242	3.100%, 01/15/15	2,265
3,089	3.550%, 09/23/21	3,258
3,335	3.650%, 02/04/24	3,481
3,363	4.600%, 01/15/20	3,740
	BlackRock, Inc.,
4,287	3.375%, 06/01/22	4,452
2,910	3.500%, 12/10/14	2,935
3,515	3.500%, 03/18/24	3,601
8,335	Series 2, 5.000%, 12/10/19	9,528
12,555	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	14,767
2,690	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	2,984
1,435	Charles Schwab Corp. (The), 3.225%, 09/01/22	1,461
3,733	Credit Suisse, (Switzerland), 2.300%, 05/28/19	3,741
	Deutsche Bank AG, (Germany),
6,995	3.250%, 01/11/16	7,229
2,959	6.000%, 09/01/17	3,339
2,242	FMR LLC, 6.450%, 11/15/39 (e)	2,906
	Goldman Sachs Group, Inc. (The),
5,980	1.600%, 11/23/15	6,041
2,400	2.625%, 01/31/19	2,429
2,282	2.900%, 07/19/18	2,347
3,367	3.300%, 05/03/15	3,431
5,798	3.625%, 02/07/16	6,019

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
2,287	3.625%, 01/22/23	2,320
3,605	3.700%, 08/01/15	3,707
4,341	3.850%, 07/08/24	4,423
4,400	4.000%, 03/03/24	4,535
6,033	5.250%, 07/27/21	6,799
8,750	5.375%, 03/15/20	9,886
4,753	5.750%, 01/24/22	5,516
14,869	5.950%, 01/18/18	16,778
13,156	Series D, 6.000%, 06/15/20	15,309
1,973	6.150%, 04/01/18	2,248
3,424	6.250%, 09/01/17	3,874
1,435	6.750%, 10/01/37	1,770
29,379	7.500%, 02/15/19	35,507
	ING Bank N.V., (Netherlands),
4,484	1.375%, 03/07/16 (e)	4,521
2,225	2.000%, 09/25/15 (e)	2,255
9,890	3.750%, 03/07/17 (e)	10,443
3,914	Invesco Finance plc, (United Kingdom), 4.000%, 01/30/24	4,139
	Jefferies Group LLC,
2,758	3.875%, 11/09/15	2,851
2,466	5.125%, 04/13/18	2,693
5,022	6.450%, 06/08/27	5,695
3,085	6.875%, 04/15/21	3,645
5,210	8.500%, 07/15/19	6,503
	Macquarie Bank Ltd., (Australia),
3,029	2.600%, 06/24/19 (e)	3,060
23,630	5.000%, 02/22/17 (e)	25,614
	Macquarie Group Ltd., (Australia),
4,125	6.000%, 01/14/20 (e)	4,678
8,981	6.250%, 01/14/21 (e)	10,356
668	7.625%, 08/13/19 (e)	807
	Morgan Stanley,
1,473	1.750%, 02/25/16	1,491
5,942	4.000%, 07/24/15	6,127
3,823	4.200%, 11/20/14	3,854
3,608	5.000%, 11/24/25	3,874
4,663	5.450%, 01/09/17	5,108
6,729	5.500%, 07/24/20	7,649
3,228	5.500%, 07/28/21	3,709
12,752	5.625%, 09/23/19	14,572
2,910	5.750%, 01/25/21	3,379
960	5.950%, 12/28/17	1,086
2,954	6.000%, 04/28/15	3,058
3,968	6.625%, 04/01/18	4,595

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
7,533	7.300%, 05/13/19	9,115
	Nomura Holdings, Inc., (Japan),
7,511	4.125%, 01/19/16	7,819
2,536	5.000%, 03/04/15	2,588
2,610	6.700%, 03/04/20	3,138
	State Street Corp.,
3,191	3.100%, 05/15/23	3,151
5,771	3.700%, 11/20/23	6,063
	UBS AG, (Switzerland),
6,800	3.875%, 01/15/15	6,887
976	4.875%, 08/04/20	1,099
1,644	5.750%, 04/25/18	1,870
596	5.875%, 12/20/17	677

		417,409

	Consumer Finance — 0.7%
4,394	American Express Centurion Bank, 6.000%, 09/13/17	4,982
2,466	American Express Co., 7.000%, 03/19/18	2,904
	American Express Credit Corp.,
2,490	2.375%, 03/24/17	2,565
7,224	2.800%, 09/19/16	7,498
	American Honda Finance Corp.,
7,174	1.450%, 02/27/15 (e)	7,213
3,055	1.500%, 09/11/17 (e)	3,066
2,626	1.600%, 02/16/18 (e)	2,626
3,696	2.125%, 02/28/17 (e)	3,786
598	2.125%, 10/10/18	607
10,292	2.600%, 09/20/16 (e)	10,658
1,335	7.625%, 10/01/18 (e)	1,629
	Capital One Financial Corp.,
1,836	1.000%, 11/06/15	1,840
2,273	2.150%, 03/23/15	2,295
8,188	3.500%, 06/15/23	8,243
2,244	4.750%, 07/15/21	2,491
	Caterpillar Financial Services Corp.,
3,873	2.850%, 06/01/22	3,883
897	5.450%, 04/15/18	1,017
807	5.500%, 03/15/16	867
3,139	7.050%, 10/01/18	3,782
538	7.150%, 02/15/19	655
	Ford Motor Credit Co. LLC,
2,196	2.375%, 03/12/19	2,198
10,210	3.000%, 06/12/17	10,589
10,853	3.984%, 06/15/16	11,403
3,001	4.207%, 04/15/16	3,152

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
1,200	4.250%, 02/03/17	1,281
3,446	4.250%, 09/20/22	3,682
2,881	VAR, 1.483%, 05/09/16	2,923
	HSBC Finance Corp.,
5,829	5.000%, 06/30/15	6,038
200	5.500%, 01/19/16	212
276	7.350%, 11/27/32	351
	HSBC USA, Inc.,
6,681	1.625%, 01/16/18	6,703
8,968	2.375%, 02/13/15	9,050
	John Deere Capital Corp.,
4,869	1.200%, 10/10/17	4,855
1,073	1.700%, 01/15/20	1,053
2,915	2.250%, 04/17/19	2,958
3,237	2.800%, 01/27/23	3,214
2,234	3.150%, 10/15/21	2,314
6,316	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	6,315
3,536	PACCAR Financial Corp., 1.600%, 03/15/17	3,583
	Toyota Motor Credit Corp.,
4,484	1.750%, 05/22/17	4,554
13,900	2.000%, 09/15/16	14,231
3,498	2.050%, 01/12/17	3,586
4,966	3.200%, 06/17/15	5,078

		181,930

	Diversified Financial Services — 1.2%
7,417	Associates Corp. of North America, 6.950%, 11/01/18	8,769
6,654	Bank of America N.A., 5.300%, 03/15/17	7,257
	Berkshire Hathaway, Inc.,
3,182	2.100%, 08/14/19	3,192
10,371	3.400%, 01/31/22	10,838
5,254	3.750%, 08/15/21	5,652
5,425	Caisse Centrale Desjardins, (Canada), 2.550%, 03/24/16 (e)	5,588
	CME Group, Inc.,
9,865	3.000%, 09/15/22	9,917
1,004	5.300%, 09/15/43	1,178
7,712	Countrywide Financial Corp., 6.250%, 05/15/16	8,353
	General Electric Capital Corp.,
2,242	1.000%, 12/11/15	2,258
2,854	1.600%, 11/20/17	2,872
10,313	1.625%, 07/02/15	10,424
1,318	2.100%, 12/11/19	1,330

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
3,705	2.250%, 11/09/15	3,779
6,863	2.300%, 04/27/17	7,056
16,815	3.150%, 09/07/22	17,047
12,914	4.375%, 09/16/20	14,202
5,426	4.625%, 01/07/21	6,076
11,658	4.650%, 10/17/21	13,061
1,603	5.300%, 02/11/21	1,839
1,345	5.400%, 02/15/17	1,481
17,622	5.500%, 01/08/20	20,353
6,636	5.625%, 09/15/17	7,457
20,649	5.625%, 05/01/18	23,501
1,704	5.875%, 01/14/38	2,118
4,753	6.000%, 08/07/19	5,597
8,287	Series A, 6.750%, 03/15/32	11,154
807	6.875%, 01/10/39	1,117
3,139	VAR, 0.404%, 02/15/17	3,139
	Intercontinental Exchange, Inc.,
2,108	2.500%, 10/15/18	2,154
5,021	4.000%, 10/15/23	5,343
2,242	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	2,412
1,933	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	2,578
1,435	Principal Life Global Funding I, 5.050%, 03/15/15 (e)	1,470
	Private Export Funding Corp.,
10,700	Series EE, 2.800%, 05/15/22	10,940
9,600	Series KK, 3.550%, 01/15/24	10,162
8,428	Series Z, 4.375%, 03/15/19	9,365
	Shell International Finance B.V., (Netherlands),
4,381	1.125%, 08/21/17	4,375
891	3.100%, 06/28/15	911
2,690	4.300%, 09/22/19	2,983
7,695	4.375%, 03/25/20	8,597
5,381	6.375%, 12/15/38	7,279
1,211	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,334

		286,508

	Insurance — 1.0%
	ACE INA Holdings, Inc.,
3,261	2.600%, 11/23/15	3,339
1,794	5.600%, 05/15/15	1,855
8,295	AIG SunAmerica Global Financing X, 6.900%, 03/15/32 (e)	11,334

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
3,650	Allstate Corp. (The), 3.150%, 06/15/23	3,692
	American International Group, Inc.,
4,478	4.125%, 02/15/24	4,759
2,511	5.450%, 05/18/17	2,783
	Aon Corp.,
2,227	3.125%, 05/27/16	2,308
1,804	3.500%, 09/30/15	1,860
1,496	6.250%, 09/30/40	1,915
	Berkshire Hathaway Finance Corp.,
870	1.300%, 05/15/18	860
5,262	2.900%, 10/15/20	5,411
2,326	3.000%, 05/15/22	2,359
2,795	4.300%, 05/15/43	2,861
13,241	4.400%, 05/15/42	13,742
10,493	5.400%, 05/15/18	11,869
1,166	5.750%, 01/15/40	1,448
1,013	Chubb Corp. (The), 5.750%, 05/15/18	1,154
	CNA Financial Corp.,
6,098	5.850%, 12/15/14	6,193
4,540	5.875%, 08/15/20	5,261
2,690	Jackson National Life Global Funding, 4.700%, 06/01/18 (e)	2,953
3,049	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	3,371
	Lincoln National Corp.,
2,304	4.200%, 03/15/22	2,474
1,457	4.850%, 06/24/21	1,632
1,767	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	2,037
	MassMutual Global Funding II,
14,348	2.000%, 04/05/17 (e)	14,626
3,346	2.500%, 10/17/22 (e)	3,265
2,435	3.125%, 04/14/16 (e)	2,529
	MetLife, Inc.,
2,000	4.875%, 11/13/43	2,207
731	Series A, 6.817%, 08/15/18	868
	Metropolitan Life Global Funding I,
4,467	1.300%, 04/10/17 (e)	4,472
4,140	1.500%, 01/10/18 (e)	4,126
7,959	1.700%, 06/29/15 (e)	8,046
1,954	1.875%, 06/22/18 (e)	1,955
8,968	2.500%, 09/29/15 (e)	9,162
2,901	3.125%, 01/11/16 (e)	2,997
11,927	3.650%, 06/14/18 (e)	12,732
12,858	3.875%, 04/11/22 (e)	13,767

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
11,147	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	17,614
	New York Life Global Funding,
5,053	0.750%, 07/24/15 (e)	5,073
1,345	0.800%, 02/12/16 (e)	1,349
5,560	1.300%, 01/12/15 (e)	5,579
10,682	2.150%, 06/18/19 (e)	10,734
5,650	3.000%, 05/04/15 (e)	5,754
3,587	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	3,860
4,574	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	7,202
1,343	Pricoa Global Funding I, 1.600%, 05/29/18 (e)	1,332
1,290	Principal Financial Group, Inc., 1.850%, 11/15/17	1,296
1,594	Principal Life Global Funding II, 1.000%, 12/11/15 (e)	1,602
10,349	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	14,123
960	Travelers Cos., Inc. (The), 5.800%, 05/15/18	1,092

		254,832

	Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
2,959	3.500%, 01/31/23	2,913
2,270	5.000%, 02/15/24	2,454
3,439	American Tower Trust I, 1.551%, 03/15/18 (e)	3,404
	Equity Commonwealth,
6,287	5.875%, 09/15/20	6,835
3,489	6.650%, 01/15/18	3,869
3,775	ERP Operating LP, 4.625%, 12/15/21	4,188
	HCP, Inc.,
4,125	2.625%, 02/01/20	4,115
2,819	3.875%, 08/15/24	2,844
1,349	4.200%, 03/01/24	1,392
2,228	4.250%, 11/15/23	2,315
5,547	5.375%, 02/01/21	6,294
4,002	Health Care REIT, Inc., 4.500%, 01/15/24	4,223
2,567	Prologis LP, 4.250%, 08/15/23	2,705
	Simon Property Group LP,
8,221	2.150%, 09/15/17	8,432
3,838	4.125%, 12/01/21	4,173
404	4.200%, 02/01/15	406
2,152	4.375%, 03/01/21	2,374
986	5.650%, 02/01/20	1,149

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
1,901	6.100%, 05/01/16	2,046
3,296	6.125%, 05/30/18	3,813

		69,944

	Total Financials	2,060,928

	Health Care — 0.6%
	Biotechnology — 0.2%
	Amgen, Inc.,
3,005	3.625%, 05/22/24	3,056
6,278	3.875%, 11/15/21	6,687
1,065	4.500%, 03/15/20	1,167
4,036	4.950%, 10/01/41	4,343
13,004	5.150%, 11/15/41	14,389
2,106	5.650%, 06/15/42	2,500
1,771	5.700%, 02/01/19	2,033
3,176	5.750%, 03/15/40	3,801
	Celgene Corp.,
8,865	3.250%, 08/15/22	8,999
4,175	3.625%, 05/15/24	4,255

		51,230

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,589	1.850%, 06/15/18	1,593
448	4.625%, 03/15/15	458
628	Becton Dickinson and Co., 5.000%, 05/15/19	709

		2,760

	Health Care Providers & Services — 0.2%
	Aetna, Inc.,
1,777	4.500%, 05/15/42	1,820
2,959	6.750%, 12/15/37	3,993
6,120	Express Scripts Holding Co., 3.500%, 06/15/24	6,147
1,253	McKesson Corp., 0.950%, 12/04/15	1,257
1,935	Medco Health Solutions, Inc., 2.750%, 09/15/15	1,978
	UnitedHealth Group, Inc.,
1,615	2.750%, 02/15/23	1,580
2,690	2.875%, 03/15/23	2,668
5,955	3.375%, 11/15/21	6,214
4,888	6.625%, 11/15/37	6,609
1,882	Ventas Realty LP, 3.750%, 05/01/24	1,884
	WellPoint, Inc.,
2,511	2.300%, 07/15/18	2,545
4,210	3.125%, 05/15/22	4,216

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
2,354	3.300%, 01/15/23	2,360
3,477	4.625%, 05/15/42	3,535
3,394	4.650%, 01/15/43	3,498
4,149	4.650%, 08/15/44	4,287

		54,591

	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
1,048	1.300%, 02/01/17	1,049
3,893	4.150%, 02/01/24	4,112

		5,161

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
7,526	1.750%, 11/06/17	7,566
4,991	2.900%, 11/06/22	4,907
5,743	Actavis Funding SCS, (Luxembourg), 3.850%, 06/15/24 (e)	5,810
2,354	Actavis, Inc., 3.250%, 10/01/22	2,337
	GlaxoSmithKline Capital, Inc.,
2,780	5.650%, 05/15/18	3,182
1,883	6.375%, 05/15/38	2,484
	Merck & Co., Inc.,
933	1.300%, 05/18/18	928
3,268	2.400%, 09/15/22	3,178
3,139	2.800%, 05/18/23	3,116
3,294	Novartis Capital Corp., 3.400%, 05/06/24	3,391
3,901	Pfizer, Inc., 3.000%, 06/15/23	3,945
708	Wyeth LLC, 6.450%, 02/01/24	899
	Zoetis, Inc.,
1,869	1.875%, 02/01/18	1,870
1,115	4.700%, 02/01/43	1,159

		44,772

	Total Health Care	158,514

	Industrials — 1.2%
	Aerospace & Defense — 0.2%
3,267	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	3,180
2,107	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e)	2,467
4,778	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	5,856
	Boeing Co. (The),
224	3.500%, 02/15/15	227
448	4.875%, 02/15/20	509
1,076	7.950%, 08/15/24	1,515

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Aerospace & Defense — continued
1,345	Honeywell International, Inc., 5.300%, 03/01/18	1,520
	Lockheed Martin Corp.,
2,766	2.125%, 09/15/16	2,835
4,010	4.070%, 12/15/42	3,978
897	4.250%, 11/15/19	987
1,569	4.850%, 09/15/41	1,739
1,794	Northrop Grumman Systems Corp., 7.750%, 02/15/31	2,511
2,121	Precision Castparts Corp., 0.700%, 12/20/15	2,125
	United Technologies Corp.,
1,777	1.800%, 06/01/17	1,809
4,552	3.100%, 06/01/22	4,645
6,022	4.500%, 06/01/42	6,483
7,533	6.125%, 02/01/19	8,854

		51,240

	Air Freight & Logistics — 0.0% (g)
1,910	Federal Express Corp. 1998 Pass-Through Trust, 6.720%, 01/15/22	2,240
	United Parcel Service of America, Inc.,
2,107	8.375%, 04/01/20	2,748
717	SUB, 8.375%, 04/01/30	1,072
1,621	United Parcel Service, Inc., 2.450%, 10/01/22	1,584

		7,644

	Airlines — 0.1%
3,377	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	3,428
1,157	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	1,255
3,641	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23	3,923
389	Continental Airlines 1999-2 Class A-1 Pass-Through Trust, 7.256%, 03/15/20	440
3,288	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	3,666
1,853	Continental Airlines 2012-2 Class A Pass-Through Trust, 4.000%, 10/29/24	1,895
2,958	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	3,180
985	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	1,079
3,159	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	3,428

		22,294

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
5,011	3.500%, 07/15/22	4,472
1,881	4.125%, 06/15/23	1,749
2,809	4.875%, 07/15/42	2,388
1,525	Pitney Bowes, Inc., 5.600%, 03/15/18	1,688
4,309	Republic Services, Inc., 3.550%, 06/01/22	4,500
	Waste Management, Inc.,
1,690	4.750%, 06/30/20	1,885
1,224	7.375%, 03/11/19	1,492
800	7.750%, 05/15/32	1,160

		19,334

	Construction & Engineering — 0.1%
	ABB Finance USA, Inc.,
1,504	1.625%, 05/08/17	1,518
2,092	2.875%, 05/08/22	2,094
928	4.375%, 05/08/42	976
4,910	Fluor Corp., 3.375%, 09/15/21	5,113

		9,701

	Electrical Equipment — 0.0% (g)
	Eaton Corp.,
1,418	1.500%, 11/02/17	1,419
1,247	4.000%, 11/02/32	1,268
2,377	5.600%, 05/15/18	2,699
1,794	7.625%, 04/01/24	2,311

		7,697

	Industrial Conglomerates — 0.1%
3,361	Danaher Corp., 3.900%, 06/23/21	3,660
	General Electric Co.,
3,043	2.700%, 10/09/22	3,005
4,366	3.375%, 03/11/24	4,481
3,907	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 3.250%, 11/08/22 (e)	3,902
2,860	Ingersoll-Rand Global Holding Co., Ltd., 4.250%, 06/15/23	3,050
	Koninklijke Philips N.V., (Netherlands),
7,508	3.750%, 03/15/22	7,940
1,494	5.750%, 03/11/18	1,698
493	7.200%, 06/01/26	629

		28,365

	Machinery — 0.1%
	Caterpillar, Inc.,
1,676	1.500%, 06/26/17	1,692
1,913	2.600%, 06/26/22	1,882

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Machinery — continued
	Deere & Co.,
5,382	2.600%, 06/08/22	5,305
2,386	3.900%, 06/09/42	2,359
15,246	Illinois Tool Works, Inc., 3.900%, 09/01/42	14,824
695	Ingersoll-Rand Co., 6.391%, 11/15/27	848
695	Parker Hannifin Corp., 5.500%, 05/15/18	785

		27,695

	Road & Rail — 0.5%
	Burlington Northern Santa Fe LLC,
1,794	3.000%, 03/15/23	1,771
3,821	3.050%, 03/15/22	3,857
1,865	3.450%, 09/15/21	1,946
1,272	3.600%, 09/01/20	1,348
2,365	3.750%, 04/01/24	2,454
4,018	4.375%, 09/01/42	4,048
3,380	5.150%, 09/01/43	3,785
4,708	5.400%, 06/01/41	5,486
3,282	5.650%, 05/01/17	3,663
1,502	5.750%, 03/15/18	1,710
3,244	5.750%, 05/01/40	3,940
538	6.700%, 08/01/28	677
1,166	7.290%, 06/01/36	1,612
1,345	Canadian Pacific Railway Co., (Canada), 7.125%, 10/15/31	1,834
	CSX Corp.,
3,200	3.400%, 08/01/24	3,257
1,516	4.100%, 03/15/44	1,481
1,781	4.250%, 06/01/21	1,951
3,498	5.500%, 04/15/41	4,120
1,525	6.250%, 04/01/15	1,575
628	7.375%, 02/01/19	763
3,587	7.900%, 05/01/17	4,175
	ERAC USA Finance LLC,
2,388	2.750%, 03/15/17 (e)	2,469
3,474	4.500%, 08/16/21 (e)	3,807
3,104	5.625%, 03/15/42 (e)	3,637
359	6.375%, 10/15/17 (e)	410
4,417	6.700%, 06/01/34 (e)	5,689
	Norfolk Southern Corp.,
2,558	2.903%, 02/15/23	2,507
4,957	3.250%, 12/01/21	5,122
2,888	3.950%, 10/01/42	2,789
51	5.590%, 05/17/25	60
3,049	6.000%, 03/15/05[2]	3,839

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — continued
11,071	6.000%, 05/23/11[3]	13,731
121	7.700%, 05/15/17	141
3,744	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	3,855
	Ryder System, Inc.,
2,867	2.500%, 03/01/17	2,952
2,412	3.600%, 03/01/16	2,512
	Union Pacific Corp.,
1,297	2.950%, 01/15/23	1,307
1,230	3.646%, 02/15/24	1,287
3,935	4.163%, 07/15/22	4,322
1,435	4.300%, 06/15/42	1,489
919	4.821%, 02/01/44	1,027
157	4.875%, 01/15/15	159
225	Union Pacific Railroad Co. 2003 Pass-Through Trust, Series 03-1, 4.698%, 01/02/24	248

		118,812

	Total Industrials	292,782

	Information Technology — 1.0%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,479	2.900%, 03/04/21	1,514
4,500	3.625%, 03/04/24	4,695
1,345	5.500%, 02/22/16	1,443
4,179	5.500%, 01/15/40	5,001
4,475	5.900%, 02/15/39	5,588

		18,241

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
1,712	3.000%, 03/01/18	1,765
2,924	3.375%, 11/01/15	3,007
1,595	4.500%, 03/01/23	1,666
4,157	6.000%, 04/01/20	4,708
2,421	6.875%, 06/01/18	2,781
8,625	7.500%, 01/15/27	10,745

		24,672

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
2,053	2.600%, 07/15/22	1,995
7,000	2.875%, 08/01/21	7,014
5,750	3.450%, 08/01/24	5,781
1,851	4.000%, 07/15/42	1,694

		16,484

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	IT Services — 0.2%
2,170	HP Enterprise Services LLC, 7.450%, 10/15/29	2,723
	International Business Machines Corp.,
4,961	1.250%, 02/06/17	4,997
23,206	1.625%, 05/15/20	22,382
4,619	1.950%, 07/22/16	4,729
683	4.000%, 06/20/42	672
3,542	5.700%, 09/14/17	4,007
592	6.220%, 08/01/27	757
4,036	7.625%, 10/15/18	4,953
	Xerox Corp.,
1,759	2.950%, 03/15/17	1,830
1,587	4.500%, 05/15/21	1,722
4,529	5.625%, 12/15/19	5,183
2,870	6.750%, 02/01/17	3,230

		57,185

	Semiconductors & Semiconductor Equipment — 0.1%
	Intel Corp.,
4,379	3.300%, 10/01/21	4,574
5,173	4.000%, 12/15/32	5,208
7,430	National Semiconductor Corp., 6.600%, 06/15/17	8,525
3,769	Texas Instruments, Inc., 1.650%, 08/03/19	3,696

		22,003

	Software — 0.2%
3,121	Intuit, Inc., 5.750%, 03/15/17	3,462
	Microsoft Corp.,
2,069	0.875%, 11/15/17	2,051
3,037	2.125%, 11/15/22	2,927
5,696	2.375%, 05/01/23	5,526
7,202	3.625%, 12/15/23	7,629
1,089	4.500%, 10/01/40	1,166
	Oracle Corp.,
4,103	Series NOTE, 2.800%, 07/08/21	4,143
1,295	3.625%, 07/15/23	1,355
3,085	4.300%, 07/08/34	3,222
4,753	5.000%, 07/08/19	5,384
2,081	5.250%, 01/15/16	2,215
3,049	5.750%, 04/15/18	3,489
2,300	6.125%, 07/08/39	2,950
1,749	6.500%, 04/15/38	2,314

		47,833

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
15,286	2.400%, 05/03/23	14,664
13,459	2.850%, 05/06/21	13,704
6,866	VAR, 0.489%, 05/03/18	6,874
1,704	Dell, Inc., 7.100%, 04/15/28	1,729
	EMC Corp.,
5,560	1.875%, 06/01/18	5,575
6,636	3.375%, 06/01/23	6,724
	Hewlett-Packard Co.,
3,233	4.300%, 06/01/21	3,481
2,541	4.375%, 09/15/21	2,750
2,837	4.650%, 12/09/21	3,128
6,352	6.000%, 09/15/41	7,528

		66,157

	Total Information Technology	252,575

	Materials — 0.6%
	Chemicals — 0.4%
9,510	CF Industries, Inc., 7.125%, 05/01/20	11,604
	Dow Chemical Co. (The),
3,892	3.000%, 11/15/22	3,839
3,788	4.125%, 11/15/21	4,057
4,332	4.250%, 11/15/20	4,722
1,727	5.250%, 11/15/41	1,924
1,206	7.375%, 11/01/29	1,639
875	8.550%, 05/15/19	1,115
	E.I. du Pont de Nemours & Co.,
3,324	1.950%, 01/15/16	3,386
1,928	4.900%, 01/15/41	2,130
1,345	5.600%, 12/15/36	1,638
4,484	6.000%, 07/15/18	5,205
	Ecolab, Inc.,
3,672	1.450%, 12/08/17	3,669
897	5.500%, 12/08/41	1,052
	Monsanto Co.,
4,318	2.750%, 07/15/21	4,338
1,630	4.200%, 07/15/34	1,692
1,680	4.700%, 07/15/64	1,743
	Mosaic Co. (The),
1,974	3.750%, 11/15/21	2,070
7,080	4.250%, 11/15/23	7,566
449	4.875%, 11/15/41	464
5,054	5.450%, 11/15/33	5,761
1,833	5.625%, 11/15/43	2,116

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
	Potash Corp. of Saskatchewan, Inc., (Canada),
269	3.250%, 12/01/17	284
3,408	6.500%, 05/15/19	4,046
	PPG Industries, Inc.,
1,026	5.500%, 11/15/40	1,233
5,605	6.650%, 03/15/18	6,511
1,883	9.000%, 05/01/21	2,477
	Praxair, Inc.,
1,704	4.625%, 03/30/15	1,746
430	5.200%, 03/15/17	474
	Union Carbide Corp.,
5,426	7.500%, 06/01/25	7,024
5,919	7.750%, 10/01/96	7,723

		103,248

	Construction Materials — 0.0% (g)
1,494	CRH America, Inc., 6.000%, 09/30/16	1,639

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
1,683	1.000%, 02/24/15	1,689
5,613	3.850%, 09/30/23	5,978
1,435	5.400%, 03/29/17	1,591
2,466	6.500%, 04/01/19	2,953
	Freeport-McMoRan, Inc.,
8,701	2.150%, 03/01/17	8,864
6,281	3.875%, 03/15/23	6,375
2,341	5.450%, 03/15/43	2,529
1,529	Nucor Corp., 4.000%, 08/01/23	1,600
1,767	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	2,002
	Rio Tinto Finance USA Ltd., (Australia),
1,148	3.500%, 11/02/20	1,207
3,367	3.750%, 09/20/21	3,584
1,794	9.000%, 05/01/19	2,335
4,007	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	4,059
	TCI Communications, Inc.,
1,199	7.125%, 02/15/28	1,601
382	8.750%, 08/01/15	411
4,904	Teck Resources Ltd., (Canada), 4.750%, 01/15/22	5,196

		51,974

	Total Materials	156,861

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc.,
2,859	0.900%, 02/12/16	2,868
1,166	3.875%, 08/15/21	1,244
5,000	3.900%, 03/11/24	5,239
9,748	4.300%, 12/15/42	9,478
4,439	4.350%, 06/15/45	4,323
6,278	4.450%, 05/15/21	6,957
9,509	5.350%, 09/01/40	10,634
4,722	5.500%, 02/01/18	5,327
6,457	6.300%, 01/15/38	8,063
504	BellSouth Telecommunications LLC, 6.300%, 12/15/15	508
	British Telecommunications plc, (United Kingdom),
1,812	2.000%, 06/22/15	1,832
2,203	2.350%, 02/14/19	2,226
2,511	5.950%, 01/15/18	2,856
879	9.625%, 12/15/30	1,419
4,036	Centel Capital Corp., 9.000%, 10/15/19	4,889
	Deutsche Telekom International Finance B.V., (Netherlands),
2,291	2.250%, 03/06/17 (e)	2,341
2,087	4.875%, 03/06/42 (e)	2,220
1,816	6.000%, 07/08/19	2,121
5,201	8.607%, 06/15/30	7,777
	GTE Corp.,
3,049	6.940%, 04/15/28	3,791
897	8.750%, 11/01/21	1,191
9,443	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	9,663
2,063	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	2,071
	Orange S.A., (France),
3,799	2.750%, 09/14/16	3,930
5,695	9.000%, 03/01/31	8,697
7,308	Qwest Corp., 6.750%, 12/01/21	8,503
	Telefonica Emisiones S.A.U., (Spain),
1,916	3.192%, 04/27/18	2,000
2,638	5.134%, 04/27/20	2,939
2,025	5.462%, 02/16/21	2,299
1,720	5.877%, 07/15/19	1,983
2,152	6.421%, 06/20/16	2,354
	Verizon Communications, Inc.,
1,790	2.625%, 02/21/20 (e)	1,795
3,480	3.450%, 03/15/21	3,610

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
11,683	4.150%, 03/15/24	12,367
9,294	4.500%, 09/15/20	10,212
32,776	4.862%, 08/21/46 (e)	34,356
1,294	5.850%, 09/15/35	1,536
5,321	6.400%, 09/15/33	6,716
986	6.400%, 02/15/38	1,233
897	Verizon Maryland LLC, Series B, 5.125%, 06/15/33	937
2,421	Verizon New England, Inc., 7.875%, 11/15/29	3,136
789	Verizon New York, Inc., Series B, 7.375%, 04/01/32	999
	Verizon Pennsylvania LLC,
3,811	6.000%, 12/01/28	4,218
4,692	8.350%, 12/15/30	6,245
1,000	8.750%, 08/15/31	1,370

		220,473

	Wireless Telecommunication Services — 0.2%
	America Movil S.A.B. de C.V., (Mexico),
3,833	2.375%, 09/08/16	3,926
3,250	3.125%, 07/16/22	3,225
2,457	6.125%, 03/30/40	2,990
2,493	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	2,531
	Rogers Communications, Inc., (Canada),
8,302	4.100%, 10/01/23	8,703
2,242	8.750%, 05/01/32	3,241
	Vodafone Group plc, (United Kingdom),
6,816	1.500%, 02/19/18	6,755
7,443	1.625%, 03/20/17	7,491
675	5.450%, 06/10/19	769

		39,631

	Total Telecommunication Services	260,104

	Utilities — 1.6%
	Electric Utilities — 1.1%
	Alabama Power Co.,
769	6.000%, 03/01/39	1,008
1,904	6.125%, 05/15/38	2,512
2,134	American Electric Power Co., Inc., 1.650%, 12/15/17	2,142
3,740	Appalachian Power Co., Series P, 6.700%, 08/15/37	4,980
	Arizona Public Service Co.,
1,923	4.500%, 04/01/42	2,054

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
995	4.650%, 05/15/15	1,023
3,036	5.050%, 09/01/41	3,514
4,419	Baltimore Gas & Electric Co., 2.800%, 08/15/22	4,405
3,094	Cleveland Electric Illuminating Co. (The), Series D, 7.880%, 11/01/17	3,683
4,791	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	5,186
830	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	945
1,687	DTE Electric Co., 2.650%, 06/15/22	1,677
	Duke Energy Carolinas LLC,
1,228	4.250%, 12/15/41	1,273
1,786	4.300%, 06/15/20	1,976
1,256	5.100%, 04/15/18	1,409
1,397	6.000%, 01/15/38	1,811
	Duke Energy Corp.,
3,812	2.150%, 11/15/16	3,911
2,660	3.550%, 09/15/21	2,802
1,681	3.950%, 09/15/14	1,683
	Duke Energy Florida, Inc.,
1,009	5.650%, 06/15/18	1,157
628	6.400%, 06/15/38	857
	Duke Energy Indiana, Inc.,
3,462	3.750%, 07/15/20	3,709
2,780	6.350%, 08/15/38	3,796
	Duke Energy Progress, Inc.,
2,911	2.800%, 05/15/22	2,930
3,230	3.000%, 09/15/21	3,324
1,886	4.100%, 05/15/42	1,916
1,569	4.100%, 03/15/43	1,610
1,794	5.300%, 01/15/19	2,044
	Electricite de France S.A., (France),
3,961	2.150%, 01/22/19 (e)	3,994
6,600	6.000%, 01/22/14 (e)[4]	7,680
	Enel Finance International N.V., (Netherlands),
5,408	5.125%, 10/07/19 (e)	6,017
897	6.000%, 10/07/39 (e)	1,049
	Florida Power & Light Co.,
493	5.625%, 04/01/34	610
3,498	5.950%, 10/01/33	4,579
897	5.950%, 02/01/38	1,167
359	Georgia Power Co., 5.950%, 02/01/39	453
1,351	Great Plains Energy, Inc., 4.850%, 06/01/21	1,499

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Hydro-Quebec, (Canada),
2,642	Series IO, 8.050%, 07/07/24	3,692
7,174	Series HY, 8.400%, 01/15/22	9,490
1,614	9.400%, 02/01/21	2,209
	Indiana Michigan Power Co.,
8,609	Series J, 3.200%, 03/15/23	8,702
973	7.000%, 03/15/19	1,173
269	Jersey Central Power & Light Co., 7.350%, 02/01/19	323
4,091	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	4,520
	Kansas City Power & Light Co.,
3,255	3.150%, 03/15/23	3,284
8,968	5.300%, 10/01/41	10,314
628	MidAmerican Energy Co., 5.300%, 03/15/18	707
	Nevada Power Co.,
329	5.375%, 09/15/40	402
3,354	5.450%, 05/15/41	4,142
2,018	6.500%, 08/01/18	2,372
700	Series N, 6.650%, 04/01/36	952
1,637	7.125%, 03/15/19	1,991
	NextEra Energy Capital Holdings, Inc.,
1,459	1.200%, 06/01/15	1,466
2,651	2.400%, 09/15/19	2,667
1,076	6.000%, 03/01/19	1,248
1,435	7.875%, 12/15/15	1,564
1,457	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	1,625
2,242	Northern States Power Co., 6.250%, 06/01/36	3,033
	Ohio Power Co.,
560	Series M, 5.375%, 10/01/21	658
1,390	6.050%, 05/01/18	1,595
	Oncor Electric Delivery Co. LLC,
5,515	6.800%, 09/01/18	6,511
1,076	7.000%, 09/01/22	1,386
	Pacific Gas & Electric Co.,
5,047	2.450%, 08/15/22	4,892
1,265	3.250%, 09/15/21	1,305
1,794	3.250%, 06/15/23	1,804
1,681	4.450%, 04/15/42	1,745
6,511	4.500%, 12/15/41	6,796
1,776	5.625%, 11/30/17	2,001
399	6.050%, 03/01/34	500
673	8.250%, 10/15/18	835

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	PacifiCorp,
2,765	3.600%, 04/01/24	2,880
897	3.850%, 06/15/21	972
224	5.500%, 01/15/19	257
2,556	5.650%, 07/15/18	2,926
	PECO Energy Co.,
5,022	2.375%, 09/15/22	4,892
807	5.350%, 03/01/18	906
807	Pennsylvania Electric Co., 6.050%, 09/01/17	908
1,184	Potomac Electric Power Co., 6.500%, 11/15/37	1,605
1,543	PPL Electric Utilities Corp., 2.500%, 09/01/22	1,524
	Progress Energy, Inc.,
3,380	3.150%, 04/01/22	3,431
3,388	4.400%, 01/15/21	3,751
1,327	7.750%, 03/01/31	1,898
	Public Service Co. of Colorado,
1,821	2.250%, 09/15/22	1,754
1,040	3.200%, 11/15/20	1,074
247	5.800%, 08/01/18	282
	Public Service Co. of Oklahoma,
1,761	4.400%, 02/01/21	1,947
1,242	5.150%, 12/01/19	1,397
3,901	Series G, 6.625%, 11/15/37	5,225
	Public Service Electric & Gas Co.,
740	5.300%, 05/01/18	836
1,021	5.375%, 11/01/39	1,248
387	South Carolina Electric & Gas Co., 4.500%, 06/01/64	401
	Southern California Edison Co.,
2,854	Series C, 3.500%, 10/01/23	2,984
886	3.875%, 06/01/21	967
3,408	3.900%, 12/01/41	3,397
1,076	4.150%, 09/15/14	1,077
1,256	5.500%, 08/15/18	1,432
578	Series 08-A, 5.950%, 02/01/38	743
2,197	6.050%, 03/15/39	2,877
2,666	Southern Co. (The), 1.950%, 09/01/16	2,726
3,049	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	3,864
2,095	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	2,061
	Virginia Electric and Power Co.,
696	2.950%, 01/15/22	711

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
1,280	3.450%, 02/15/24	1,320
4,125	5.400%, 04/30/18	4,665
717	5.950%, 09/15/17	816
	Wisconsin Electric Power Co.,
234	2.950%, 09/15/21	240
1,161	6.250%, 12/01/15	1,240
	Xcel Energy, Inc.,
242	0.750%, 05/09/16	242
539	4.700%, 05/15/20	601
829	4.800%, 09/15/41	924
3,049	6.500%, 07/01/36	4,065

		269,355

	Gas Utilities — 0.0% (g)
	Atmos Energy Corp.,
7,215	4.150%, 01/15/43	7,424
619	8.500%, 03/15/19	786
2,201	Boston Gas Co., 4.487%, 02/15/42 (e)	2,311
	CenterPoint Energy Resources Corp.,
897	4.500%, 01/15/21	996
475	6.125%, 11/01/17	543

		12,060

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
5,381	4.000%, 10/01/20	5,678
1,665	5.750%, 10/01/41	1,884
	PSEG Power LLC,
717	4.150%, 09/15/21	767
2,456	4.300%, 11/15/23	2,592
2,162	5.125%, 04/15/20	2,415
1,964	5.500%, 12/01/15	2,078
1,125	8.625%, 04/15/31	1,644
1,271	Southern Power Co., 5.150%, 09/15/41	1,442

		18,500

	Multi-Utilities — 0.4%
	AGL Capital Corp.,
4,609	3.500%, 09/15/21	4,829
1,392	4.400%, 06/01/43	1,433
10,518	5.875%, 03/15/41	13,245
6,009	6.375%, 07/15/16	6,570
1,457	Berkshire Hathaway Energy Co., 5.750%, 04/01/18	1,658
3,390	CenterPoint Energy, Inc., 6.500%, 05/01/18	3,934

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
2,760	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	3,414
	Consumers Energy Co.,
1,343	2.850%, 05/15/22	1,356
1,256	5.650%, 04/15/20	1,470
1,478	Delmarva Power & Light Co., 4.000%, 06/01/42	1,478
	Dominion Resources, Inc.,
1,840	Series C, 4.900%, 08/01/41	2,006
5,067	Series F, 5.250%, 08/01/33	5,822
529	Series 07-A, 6.000%, 11/30/17	604
1,076	7.000%, 06/15/38	1,483
1,435	8.875%, 01/15/19	1,831
1,400	DTE Energy Co., Series F, 3.850%, 12/01/23	1,470
	NiSource Finance Corp.,
2,457	3.850%, 02/15/23	2,547
1,614	4.450%, 12/01/21	1,751
6,726	5.800%, 02/01/42	7,817
	San Diego Gas & Electric Co.,
2,690	3.950%, 11/15/41	2,712
1,852	6.000%, 06/01/26	2,316
	Sempra Energy,
3,139	2.875%, 10/01/22	3,119
3,827	3.550%, 06/15/24	3,900
2,348	4.050%, 12/01/23	2,507
1,345	6.000%, 10/15/39	1,706
2,063	6.150%, 06/15/18	2,384
807	6.500%, 06/01/16	885
7,309	9.800%, 02/15/19	9,616

		93,863

	Water Utilities — 0.0% (g)
3,354	American Water Capital Corp., 6.593%, 10/15/37	4,517

	Total Utilities	398,295

	Total Corporate Bonds (Cost $4,224,859)	4,512,665

Foreign Government Securities — 0.7%
	Federative Republic of Brazil, (Brazil),
6,774	4.250%, 01/07/25	7,031
2,660	5.000%, 01/27/45	2,727
	Israel Government AID Bond, (Israel),
8,968	Zero Coupon, 03/15/18	8,485
3,000	Zero Coupon, 11/01/19	2,695
3,587	Zero Coupon, 11/01/23	2,763

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — continued
22,151	Zero Coupon, 11/01/24	16,389
7,240	5.500%, 12/04/23	8,906
2,320	5.500%, 04/26/24	2,863
5,381	5.500%, 09/18/33	6,957
2,242	Series 11-Z, Zero Coupon, 11/15/26	1,514
7,183	Series 4-Z, Zero Coupon, 08/15/20	6,277
3,155	Series 4-Z, Zero Coupon, 08/15/22	2,554
4,036	Series 6-Z, Zero Coupon, 02/15/22	3,335
10,000	Series 6-Z, Zero Coupon, 08/15/22	8,095
	Province of Ontario, (Canada),
11,427	1.650%, 09/27/19	11,245
10,986	2.950%, 02/05/15	11,112
502	Province of Quebec, (Canada), Series A, SUB, 7.365%, 03/06/26	683
6,568	Republic of Poland, (Poland), 4.000%, 01/22/24	6,889
	Republic of South Africa, (South Africa),
8,616	5.375%, 07/24/44	8,993
3,502	5.875%, 09/16/25	3,962
	Republic of Turkey, (Turkey),
3,879	5.750%, 03/22/24	4,306
1,983	6.625%, 02/17/45	2,372
8,968	Tunisia Government AID Bond, (Tunisia), 1.686%, 07/16/19	8,927
	United Mexican States, (Mexico),
11,021	3.500%, 01/21/21	11,462
7,316	4.000%, 10/02/23	7,762
3,906	4.750%, 03/08/44	4,101
12,227	5.550%, 01/21/45	14,306
5,118	5.750%, 10/12/10[1]	5,681

	Total Foreign Government Securities (Cost $174,545)	182,392

Mortgage Pass-Through Securities — 14.9%
	Federal Home Loan Mortgage Corp.,
608	ARM, 1.925%, 04/01/37	641
1,555	ARM, 1.936%, 05/01/37	1,635
563	ARM, 2.000%, 08/01/36	595
476	ARM, 2.040%, 01/01/37	502
37	ARM, 2.089%, 07/01/19	38
996	ARM, 2.094%, 07/01/36	1,060
5,288	ARM, 2.098%, 08/01/36 - 10/01/36	5,603
7,554	ARM, 2.112%, 08/01/36	8,036
2,217	ARM, 2.125%, 10/01/36	2,352
1,323	ARM, 2.192%, 10/01/36	1,412
5,409	ARM, 2.198%, 12/01/36	5,742
1,094	ARM, 2.220%, 10/01/36	1,140

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,976	ARM, 2.226%, 12/01/36	6,357
103	ARM, 2.235%, 01/01/27	108
47	ARM, 2.250%, 07/01/26	47
361	ARM, 2.251%, 08/01/35	383
1,914	ARM, 2.265%, 11/01/36	2,050
1,102	ARM, 2.271%, 06/01/37	1,174
489	ARM, 2.290%, 11/01/36	520
941	ARM, 2.304%, 04/01/34	1,001
5,620	ARM, 2.309%, 03/01/37	5,999
47	ARM, 2.314%, 04/01/30	50
174	ARM, 2.315%, 12/01/36	186
206	ARM, 2.320%, 02/01/37	220
2,393	ARM, 2.332%, 09/01/36	2,561
495	ARM, 2.348%, 02/01/36	530
533	ARM, 2.355%, 12/01/33	570
1,017	ARM, 2.367%, 07/01/37	1,088
1,130	ARM, 2.368%, 11/01/36	1,210
2,474	ARM, 2.370%, 05/01/36	2,657
6,226	ARM, 2.375%, 01/01/35 - 11/01/36	6,655
849	ARM, 2.378%, 11/01/36	907
3,056	ARM, 2.385%, 05/01/37	3,269
2,868	ARM, 2.386%, 05/01/33	3,063
427	ARM, 2.410%, 10/01/36	446
2,726	ARM, 2.429%, 09/01/36	2,924
1,933	ARM, 2.480%, 10/01/36	2,078
3,490	ARM, 2.485%, 02/01/37	3,750
1,626	ARM, 2.489%, 05/01/38	1,750
2,754	ARM, 2.495%, 09/01/34 - 05/01/37	2,956
87	ARM, 2.498%, 09/01/32	93
1,630	ARM, 2.505%, 12/01/35 - 02/01/37	1,750
6,534	ARM, 2.506%, 06/01/36	7,025
1,648	ARM, 2.526%, 06/01/36	1,774
96	ARM, 2.535%, 04/01/37	99
1,184	ARM, 2.551%, 01/01/37	1,273
1,977	ARM, 2.570%, 02/01/37	2,128
4,008	ARM, 2.631%, 05/01/37	4,315
2,167	ARM, 2.664%, 04/01/38	2,335
2,625	ARM, 2.665%, 03/01/36	2,829
2,416	ARM, 2.667%, 12/01/36	2,604
1,446	ARM, 2.672%, 04/01/37	1,562
2,256	ARM, 2.680%, 05/01/37	2,442
1,676	ARM, 2.785%, 10/01/36	1,794
988	ARM, 2.790%, 03/01/37	1,061
419	ARM, 2.826%, 02/01/37	451
552	ARM, 2.831%, 05/01/36	598
304	ARM, 2.861%, 12/01/36	329

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
509		ARM, 2.933%, 03/01/37	553
3,645		ARM, 3.054%, 03/01/36	3,937
1,029		ARM, 3.473%, 07/01/36	1,073
2,253		ARM, 3.555%, 02/01/36	2,390
2,476		ARM, 4.000%, 07/01/40	2,634
470		ARM, 4.155%, 11/01/37	503
2,977		ARM, 5.045%, 01/01/35	3,131
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
55		4.000%, 06/01/18	58
856		4.500%, 08/01/18 - 10/01/18	903
3,490		5.000%, 10/01/17 - 12/01/18	3,685
19,194		5.500%, 06/01/17 - 02/01/24	21,035
7,539		6.000%, 04/01/17 - 03/01/22	7,906
1,066		6.500%, 07/01/16 - 03/01/22	1,117
4		7.000%, 04/01/17	4
—	(h)	7.500%, 10/01/14	—	(h)
1		8.500%, 11/01/15	1
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
16,513		3.500%, 01/01/32 - 03/01/32	17,297
1,730		5.500%, 01/01/23 - 11/01/23	1,917
142		6.000%, 12/01/22	160
1,206		6.500%, 11/01/22 - 01/01/28	1,375
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
44,611		4.500%, 05/01/41	48,427
54,319		5.000%, 01/01/34 - 08/01/40	59,987
10,344		5.500%, 01/01/33 - 03/01/40	11,523
1,272		6.000%, 10/01/29 - 12/01/36	1,447
8,119		6.500%, 08/01/29 - 03/01/38	9,357
2,334		7.000%, 04/01/26 - 02/01/37	2,700
3,261		7.500%, 08/01/25 - 09/01/38	3,676
23		8.000%, 07/01/20 - 11/01/24	26
64		8.500%, 07/01/28	77
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
9,010		7.500%, 01/01/32 - 12/01/36	10,774
4,142		10.000%, 10/01/30	4,712
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
87,170		3.500%, 02/01/33 - 06/01/43	89,874
44,900		4.000%, 06/01/42 - 01/01/43	47,680
3,844		5.500%, 04/01/18	4,073
3,612		6.000%, 02/01/33 - 11/01/36	3,926
20,760		6.500%, 12/01/35 - 06/01/37	23,223
157		7.000%, 07/01/29 - 08/01/47	176
760		10.000%, 03/17/26	840

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
2	12.000%, 08/01/15 - 07/01/19	2
	Federal National Mortgage Association,
488	ARM, 1.570%, 08/01/34	506
1,415	ARM, 1.709%, 07/01/37	1,476
3,704	ARM, 1.780%, 09/01/36	3,969
722	ARM, 1.788%, 09/01/33	769
1,461	ARM, 1.798%, 02/01/37	1,536
1,127	ARM, 1.821%, 01/01/37	1,204
681	ARM, 1.834%, 05/01/35	726
19	ARM, 1.875%, 03/01/19	19
160	ARM, 1.885%, 08/01/35	168
6,975	ARM, 1.899%, 01/01/35	7,341
33	ARM, 1.905%, 01/01/34	34
476	ARM, 1.916%, 02/01/35	507
6	ARM, 1.973%, 01/01/19	6
873	ARM, 1.975%, 09/01/36	923
3,203	ARM, 2.022%, 11/01/37	3,388
693	ARM, 2.070%, 08/01/33	738
419	ARM, 2.092%, 10/01/34	442
296	ARM, 2.124%, 11/01/34	316
711	ARM, 2.127%, 11/01/33	753
269	ARM, 2.130%, 01/01/35	289
353	ARM, 2.135%, 08/01/34	381
2,377	ARM, 2.142%, 01/01/36	2,524
493	ARM, 2.143%, 09/01/35	526
335	ARM, 2.147%, 04/01/34	344
134	ARM, 2.153%, 09/01/34	144
152	ARM, 2.155%, 07/01/37	154
1,064	ARM, 2.165%, 07/01/35	1,136
94	ARM, 2.170%, 07/01/34	101
969	ARM, 2.178%, 03/01/35	1,032
392	ARM, 2.212%, 11/01/34	418
127	ARM, 2.220%, 05/01/35	134
2,762	ARM, 2.241%, 08/01/36	2,990
843	ARM, 2.242%, 08/01/36	915
577	ARM, 2.248%, 06/01/36	615
875	ARM, 2.254%, 09/01/36	948
1,101	ARM, 2.262%, 11/01/37	1,176
1,621	ARM, 2.269%, 10/01/36	1,763
1,303	ARM, 2.270%, 07/01/36	1,394
5,197	ARM, 2.275%, 07/01/37	5,567
2,418	ARM, 2.278%, 09/01/36	2,631
103	ARM, 2.283%, 09/01/37	104
220	ARM, 2.295%, 01/01/34	234

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
1,114		ARM, 2.308%, 09/01/37	1,197
1,376		ARM, 2.332%, 07/01/37	1,470
6,321		ARM, 2.345%, 06/01/36 - 04/01/37	6,818
1,111		ARM, 2.354%, 04/01/35	1,190
5,505		ARM, 2.362%, 12/01/37	5,907
1,150		ARM, 2.363%, 01/01/36	1,229
495		ARM, 2.366%, 05/01/36	534
2		ARM, 2.375%, 08/01/19	2
1,841		ARM, 2.405%, 02/01/37	1,969
1,020		ARM, 2.420%, 06/01/34	1,086
921		ARM, 2.428%, 01/01/38	987
862		ARM, 2.438%, 06/01/36	932
3,678		ARM, 2.454%, 12/01/36	3,957
722		ARM, 2.462%, 01/01/37	775
318		ARM, 2.475%, 09/01/33	339
127		ARM, 2.498%, 09/01/37	129
794		ARM, 2.505%, 10/01/34	852
1,149		ARM, 2.519%, 11/01/36	1,243
1,833		ARM, 2.560%, 12/01/36	1,971
944		ARM, 2.570%, 09/01/36	1,009
1,190		ARM, 2.590%, 10/01/35	1,280
133		ARM, 2.614%, 09/01/27	142
362		ARM, 2.625%, 08/01/36	383
1,853		ARM, 2.678%, 10/01/36	1,996
4,357		ARM, 2.692%, 10/01/36	4,692
1,303		ARM, 2.791%, 11/01/36	1,393
490		ARM, 2.836%, 02/01/36	522
805		ARM, 2.843%, 09/01/37	863
3,237		ARM, 2.868%, 08/01/37	3,455
12,718		ARM, 2.875%, 01/01/36 - 03/01/36	13,526
95		ARM, 3.705%, 03/01/29	101
551		ARM, 5.951%, 09/01/37	573
1,461		ARM, 6.254%, 08/01/36	1,568
		Federal National Mortgage Association, 15 Year, Single Family,
381		3.500%, 04/01/19	403
—	(h)	4.000%, 07/01/18	—	(h)
6,221		4.500%, 05/01/18 - 12/01/19	6,597
10,939		5.000%, 04/01/18 - 08/01/24	11,657
11,087		5.500%, 02/01/18 - 07/01/20	11,821
21,222		6.000%, 06/01/16 - 07/01/24	22,971
3,092		6.500%, 03/01/17 - 02/01/24	3,386
258		7.000%, 03/01/17 - 11/01/17	269
4		7.500%, 03/01/17	4
1		8.000%, 11/01/15	1

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal National Mortgage Association, 20 Year, Single Family,
18,947	3.500%, 07/01/32 - 08/01/32	19,885
433	5.000%, 10/01/25	477
1,626	5.500%, 07/01/25	1,808
13,752	6.000%, 04/01/24 - 09/01/29	15,564
3,173	6.500%, 05/01/22 - 08/01/26	3,578
	Federal National Mortgage Association, 30 Year, FHA/VA,
154	6.000%, 09/01/33	169
278	6.500%, 03/01/29	321
23	7.000%, 02/01/33	25
64	8.000%, 06/01/28	73
20	8.500%, 02/01/30	20
43	9.000%, 05/01/18 - 12/01/30	44
18	9.500%, 12/01/18	20
	Federal National Mortgage Association, 30 Year, Single Family,
1,135	4.000%, 12/01/33	1,207
1,055	4.500%, 11/01/33 - 09/01/34	1,143
41,713	5.000%, 06/01/33 - 08/01/40	46,261
25,522	5.500%, 11/01/32 - 12/01/39	28,623
21,862	6.000%, 12/01/28 - 11/01/38	24,825
41,354	6.500%, 11/01/29 - 10/01/38	47,194
21,295	7.000%, 01/01/24 - 01/01/39	24,218
13,152	7.500%, 11/01/22 - 04/01/39	15,185
949	8.000%, 03/01/21 - 01/01/38	1,133
24	8.500%, 07/01/24 - 06/01/25	27
2	9.000%, 04/01/26	2
17	9.500%, 07/01/28	19
10	10.000%, 02/01/24	10
1	12.500%, 01/01/16	1
	Federal National Mortgage Association, Other,
13,273	VAR, 0.495%, 01/01/23	13,273
39,551	VAR, 0.505%, 01/01/23	39,494
20,930	VAR, 0.515%, 01/01/23	21,119
13,596	VAR, 0.525%, 05/01/24	13,600
15,156	VAR, 0.535%, 11/01/21 - 02/01/23	15,201
7,027	VAR, 0.545%, 01/01/23	7,088
15,000	VAR, 0.582%, 07/01/24	15,002
12,932	VAR, 0.585%, 10/01/22	12,946
10,762	VAR, 0.595%, 09/01/22	10,832
7,396	VAR, 0.615%, 11/01/23	7,457
8,125	VAR, 0.625%, 12/01/23	8,185
6,278	VAR, 0.755%, 03/01/22	6,288
10,762	VAR, 0.765%, 04/01/22	10,854

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
14,255	VAR, 0.775%, 12/01/20	14,256
16,154	VAR, 0.925%, 04/01/22	16,268
8,535	VAR, 0.955%, 03/01/22	8,536
295	VAR, 2.250%, 08/01/34	318
5,191	VAR, 6.070%, 11/01/18	5,600
7,310	1.519%, 12/01/19	7,140
7,250	1.550%, 01/01/20	7,082
13,000	1.632%, 01/01/20	12,751
8,968	1.690%, 12/01/19	8,774
6,868	1.800%, 12/01/19	6,811
20,142	1.940%, 01/01/17 - 07/01/19	20,226
8,968	2.056%, 01/01/17	8,959
13,452	2.066%, 12/01/20	13,187
80,712	2.077%, 06/01/20	80,796
42,778	2.097%, 08/01/19	42,878
6,259	2.170%, 06/01/19	6,321
8,618	2.190%, 05/01/19	8,753
17,820	2.211%, 04/01/19	18,075
4,435	2.221%, 01/01/23	4,314
6,502	2.273%, 07/01/19	6,597
5,829	2.314%, 12/01/22	5,709
9,308	2.356%, 12/01/22	9,133
10,018	2.370%, 01/01/23	9,883
3,472	2.397%, 12/01/22	3,418
13,447	2.400%, 01/01/23	13,293
15,437	2.407%, 01/01/23	15,193
33,826	2.418%, 12/01/22 - 01/01/23	33,305
26,765	2.449%, 07/01/19 - 11/01/22	26,908
11,210	2.450%, 02/01/23	10,960
12,324	2.459%, 11/01/22 - 12/01/22	12,180
15,485	2.469%, 10/01/22 - 12/01/22	15,316
26,913	2.480%, 12/01/22 - 02/01/23	26,590
9,512	2.490%, 10/01/17 - 11/01/22	9,594
18,810	2.500%, 12/01/22 - 06/01/23	18,564
8,251	2.510%, 01/01/23	8,090
16,431	2.521%, 11/01/22 - 01/01/23	16,295
33,111	2.531%, 06/01/19 - 01/01/23	33,351
7,946	2.552%, 09/01/22 - 11/01/22	7,852
7,174	2.573%, 03/01/23	7,097
12,555	2.583%, 04/01/23	12,357
6,999	2.600%, 01/01/23	7,012
37,531	2.604%, 10/01/22 - 05/01/23	36,962
2,690	2.624%, 05/01/23	2,666
14,986	2.635%, 11/01/22	14,982
3,191	2.640%, 04/01/23	3,184
8,968	2.650%, 08/01/22	8,956

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,381	2.655%, 10/01/22	5,392
6,149	2.660%, 06/01/23	6,141
5,426	2.670%, 07/01/22	5,465
7,724	2.686%, 06/01/22	7,778
12,440	2.690%, 10/01/17 - 07/01/22	12,670
5,712	2.703%, 04/01/23	5,740
5,201	2.707%, 10/01/17	5,392
5,941	2.722%, 10/01/22	5,978
3,587	2.728%, 07/01/23	3,558
2,801	2.748%, 12/01/22	2,801
10,780	2.759%, 07/01/22	10,891
19,729	2.764%, 06/01/23	19,971
14,797	2.790%, 04/01/22	15,025
10,290	2.831%, 05/01/22	10,454
8,603	2.841%, 03/01/22	8,558
13,945	2.852%, 06/01/22	14,109
22,420	2.862%, 05/01/22 - 06/01/23	22,727
9,903	2.914%, 07/01/22	10,103
12,954	2.955%, 05/01/22	13,254
12,578	2.970%, 11/01/18	13,107
8,636	2.996%, 05/01/22	8,855
39,655	3.000%, 02/01/22 - 02/01/43	39,637
9,496	3.038%, 05/01/22	9,762
10,762	3.040%, 12/01/18	11,306
11,877	3.050%, 04/01/22	12,296
17,005	3.069%, 01/01/22 - 03/01/22	17,515
19,730	3.079%, 07/01/22	20,322
2,570	3.089%, 02/01/22	2,653
6,987	3.100%, 05/01/22	7,253
16,737	3.120%, 01/01/22 - 05/01/22	17,374
16,586	3.131%, 12/01/21 - 01/01/22	17,186
7,497	3.162%, 02/01/22	7,753
12,545	3.182%, 03/01/22 - 04/01/22	13,006
21,842	3.193%, 01/01/22 - 02/01/22	22,692
8,643	3.224%, 05/01/22	8,984
5,227	3.230%, 11/01/20	5,500
24,902	3.244%, 02/01/22 - 03/01/22	25,932
7,079	3.290%, 10/01/20	7,473
7,174	3.306%, 01/01/22	7,516
2,690	3.317%, 03/01/22	2,811
12,482	3.320%, 05/01/22 - 05/01/24	12,934
6,926	3.379%, 11/01/20	7,314
3,446	3.420%, 12/01/21	3,632
4,133	3.440%, 12/01/21	4,377
5,720	3.461%, 11/01/20	6,052
7,174	3.472%, 10/01/20	7,596

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
8,968	3.492%, 01/01/18	9,501
123,955	3.500%, 12/01/32 - 06/01/43	127,708
2,381	3.503%, 08/01/17	2,516
3,127	3.513%, 10/01/21	3,314
5,610	3.520%, 01/01/18	5,965
17,293	3.544%, 09/01/20 - 11/01/21	18,355
3,961	3.558%, 01/01/21	4,243
23,280	3.590%, 10/01/20 - 08/01/23	24,962
7,623	3.596%, 12/01/20	8,114
1,696	3.600%, 09/01/20	1,816
17,342	3.616%, 09/01/20 - 10/01/20	18,486
25,180	3.621%, 09/01/20	26,839
3,012	3.630%, 10/25/29 (d)	3,111
8,375	3.639%, 12/01/20	8,955
21,307	3.658%, 01/01/18 - 10/01/20	22,707
8,968	3.709%, 10/01/21	9,595
16,375	3.740%, 07/01/20 - 08/01/20	17,653
17,109	3.743%, 06/01/18	18,321
2,690	3.751%, 01/01/18	2,867
11,225	3.761%, 06/01/18 - 01/01/25	11,925
42,150	3.792%, 07/01/23	45,155
5,111	3.800%, 03/01/18	5,477
3,174	3.802%, 09/01/20	3,413
3,371	3.823%, 12/01/20	3,628
4,932	3.864%, 07/01/23	5,302
15,417	3.881%, 09/01/21	16,658
34,712	3.895%, 01/01/21 - 09/01/21	37,480
6,517	3.906%, 09/01/21	7,053
8,968	3.926%, 08/01/20	9,601
13,066	3.930%, 07/01/20	14,198
8,968	3.940%, 07/01/21	9,718
12,555	3.947%, 06/01/17	13,323
21,490	3.957%, 12/01/20 - 12/01/21	23,130
8,722	3.960%, 08/01/20	9,497
22,916	3.978%, 09/01/20 - 09/01/21	24,862
8,968	3.980%, 11/01/16	9,058
8,559	3.988%, 07/01/21	9,296
10,224	3.999%, 01/01/21	11,102
39,259	4.000%, 04/01/20 - 07/01/42	41,679
31,321	4.019%, 08/01/20 - 09/01/21	34,024
6,164	4.045%, 10/01/20	6,699
5,849	4.050%, 09/01/21	6,370
3,559	4.061%, 01/01/21	3,872
13,445	4.081%, 07/01/20	14,668
5,612	4.102%, 06/01/21	6,128
4,775	4.123%, 07/01/21	5,230

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

6,148	4.130%, 07/01/20	6,741
6,009	4.154%, 06/01/21	6,557
5,805	4.185%, 01/01/21 - 08/01/21	6,356
8,669	4.195%, 07/01/21	9,526
27,840	4.201%, 07/01/20	30,448
15,955	4.205%, 10/01/21	17,569
6,064	4.236%, 06/01/21	6,681
8,968	4.250%, 04/01/21	9,947
14,589	4.267%, 11/01/19 - 08/01/21	16,031
7,613	4.271%, 06/01/21	8,347
16,657	4.281%, 01/01/20	18,117
15,332	4.298%, 03/01/21	16,921
7,242	4.302%, 01/01/21	8,043
8,602	4.317%, 07/01/21	9,557
16,771	4.319%, 12/01/19 - 09/01/23	18,380
4,854	4.329%, 06/01/21	5,358
4,397	4.330%, 02/01/21	4,882
13,069	4.350%, 04/01/20	14,457
20,161	4.368%, 04/01/20	22,381
10,165	4.369%, 02/01/20	11,232
21,365	4.380%, 01/01/21	23,725
18,267	4.381%, 11/01/19 - 06/01/21	20,192
6,750	4.390%, 05/01/21	7,513
6,816	4.391%, 04/01/21	7,560
55,153	4.399%, 02/01/20	61,065
27,951	4.402%, 12/01/19 - 07/01/21	30,902
6,869	4.443%, 08/01/20 - 04/01/21	7,588
6,439	4.474%, 04/01/21	7,156
16,142	4.484%, 06/01/21	17,883
2,466	4.500%, 03/01/20	2,724
13,410	4.505%, 05/01/21	14,930
17,937	4.514%, 12/01/19	19,957
2,948	4.540%, 01/01/20	3,261
2,511	4.546%, 02/01/20	2,783
9,814	4.552%, 08/01/26	10,767
3,763	4.598%, 01/01/21	4,193
8,071	4.629%, 06/01/21	8,965
24,662	4.650%, 08/01/21	27,574
10,290	4.664%, 12/01/26	11,302
9,471	4.762%, 08/01/26	10,702
6,027	4.766%, 08/01/26	6,813
11,189	4.794%, 01/01/21	12,575
2,558	5.000%, 04/01/31 - 12/01/32	2,852
7,842	5.414%, 05/01/17	8,432
4,009	5.500%, 03/01/17 - 06/01/39	4,307
11,995	5.913%, 10/01/17	13,342

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
4,608	6.000%, 02/01/36 - 11/01/48	5,115
2,965	6.500%, 04/01/36 - 05/01/37	3,413
1,800	7.000%, 02/01/36 - 01/01/38	2,055
60	7.500%, 10/01/37	65
291	8.000%, 11/01/37	329
65	10.561%, 04/15/19	73
	Government National Mortgage Association II, 30 Year, Single Family,
3,716	5.500%, 09/20/39	4,133
21,101	6.000%, 03/20/28 - 08/20/39	23,853
1,613	6.500%, 07/20/29	1,861
706	7.000%, 08/20/38	794
122	7.500%, 02/20/28 - 09/20/28	146
227	8.000%, 12/20/25 - 09/20/28	268
111	8.500%, 03/20/25 - 05/20/25	127
	Government National Mortgage Association II, Other,
4,616	4.462%, 05/20/63	5,066
174	6.000%, 11/20/38	186
	Government National Mortgage Association, 15 Year, Single Family,
47	6.000%, 10/15/17	49
58	6.500%, 06/15/17	61
32	8.000%, 01/15/16	32
	Government National Mortgage Association, 30 Year, Single Family,
4,635	5.500%, 04/15/33 - 09/15/34	5,310
169	6.000%, 11/15/28	191
3,729	6.500%, 01/15/24 - 12/15/35	4,305
7,067	7.000%, 08/15/23 - 04/15/37	8,241
1,166	7.500%, 11/15/22 - 10/15/37	1,312
40	8.000%, 07/15/22 - 08/15/28	42
9	8.500%, 03/15/17 - 11/15/17	10
27	9.000%, 08/15/16 - 11/15/24	31
1,482	9.500%, 09/15/18 - 12/15/25	1,668
2	12.000%, 11/15/19	2

	Total Mortgage Pass-Through Securities (Cost $3,568,174)	3,656,860

Municipal Bonds — 0.3%
	California — 0.0% (g)
3,060	Los Angeles City Department of Airports, International Airport, Series C, Rev., 6.582%, 05/15/39	3,906
2,400	State of California, Various Purpose, GO, 7.300%, 10/01/39	3,470

		7,376

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 0.0% (g)
4,890	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	4,849

	New York — 0.2%
2,240	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series D, Rev., 5.600%, 03/15/40	2,787
	Port Authority of New York & New Jersey, Consolidated,
10,965	Series 164, Rev., 5.647%, 11/01/40	13,742
21,705	Series 174, Rev., 4.458%, 10/01/62	22,820

		39,349

	Ohio — 0.1%
11,725	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	16,736
9,576	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11[3]	10,354

		27,090

	Total Municipal Bonds (Cost $67,914)	78,664

Supranational — 0.2%
23,640	African Development Bank, 8.800%, 09/01/19	30,112
8,164	Corp. Andina de Fomento, 3.750%, 01/15/16	8,472
8,520	International Bank for Reconstruction & Development, Series 2, Zero Coupon, 02/15/16	8,439

	Total Supranational (Cost $46,414)	47,023

U.S. Government Agency Securities — 2.5%
2,986	Federal Farm Credit Bank, 5.125%, 11/15/18	3,429
	Federal Home Loan Bank,
1,500	3.300%, 08/08/35	1,352
9,865	5.500%, 07/15/36	13,074
3,654	Federal Home Loan Mortgage Corp., 5.500%, 08/23/17	4,126
23,765	Federal National Mortgage Association, Zero Coupon, 06/01/17	23,080
	Federal National Mortgage Association STRIPS,
7,707	Zero Coupon, 11/15/21	6,464
8,071	Zero Coupon, 05/15/30	4,656
	Financing Corp.,
3,506	Zero Coupon, 11/30/17	3,352
1,688	Zero Coupon, 04/06/18	1,599
59,680	Zero Coupon, 05/11/18	56,362

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — continued
2,399	Zero Coupon, 08/03/18	2,253
3,606	Zero Coupon, 08/03/18	3,386
1,795	Zero Coupon, 03/07/19	1,655
24,034	Zero Coupon, 04/05/19	22,104
27,586	Zero Coupon, 09/26/19	24,951
	Government Trust Certificate,
4,488	Zero Coupon, 10/01/15	4,436
5,741	Zero Coupon, 04/01/16	5,625
11,944	Zero Coupon, 04/01/19	10,872
	Residual Funding Corp. STRIPS,
117,650	Zero Coupon, 10/15/19	106,516
216,801	Zero Coupon, 07/15/20	191,386
50,759	Zero Coupon, 10/15/20	44,402
19,730	Zero Coupon, 01/15/21	17,126
	Tennessee Valley Authority,
2,632	4.625%, 09/15/60	2,937
8,246	5.250%, 09/15/39	10,278
493	5.500%, 06/15/38	630
7,668	5.880%, 04/01/36	10,236
	Tennessee Valley Authority STRIPS,
3,711	Zero Coupon, 12/15/17	3,491
6,731	Zero Coupon, 01/15/19	6,172
10,762	Zero Coupon, 05/01/19	9,791
17,495	Zero Coupon, 11/01/25	12,185
3,119	Zero Coupon, 07/15/28	1,902
2,242	Zero Coupon, 06/15/35	1,009

	Total U.S. Government Agency Securities (Cost $613,602)	610,837

U.S. Treasury Obligations — 23.1%
	U.S. Treasury Bonds,
4,500	3.500%, 02/15/39	4,896
300	4.250%, 05/15/39	367
43,590	4.375%, 02/15/38	54,058
61,911	4.500%, 02/15/36	78,056
8,861	4.500%, 05/15/38	11,194
1,794	4.500%, 08/15/39	2,275
34,370	4.750%, 02/15/37	44,848
49,756	5.000%, 05/15/37	67,077
583	5.250%, 11/15/28	764
12,087	5.250%, 02/15/29	15,847
20,688	5.375%, 02/15/31	27,906
12,869	5.500%, 08/15/28	17,194
4,080	6.125%, 11/15/27	5,705
5,249	6.125%, 08/15/29	7,491
6,861	6.250%, 05/15/30	9,983
3,360	6.375%, 08/15/27	4,782

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

6,547	6.625%, 02/15/27	9,432
3,695	6.750%, 08/15/26	5,335
5,937	7.125%, 02/15/23	8,213
12,546	7.250%, 08/15/22	17,290
50,572	7.500%, 11/15/16	58,150
4,000	7.875%, 02/15/21	5,457
15,674	8.000%, 11/15/21	21,968
14,932	8.125%, 05/15/21	20,752
41,000	8.500%, 02/15/20	55,526
17,000	8.750%, 05/15/20	23,465
54,785	8.750%, 08/15/20	76,241
71,520	8.875%, 08/15/17	88,014
8,968	11.250%, 02/15/15	9,417
	U.S. Treasury Coupon STRIPS,
4,100	1.715%, 11/15/18 (n)	3,852
96,137	1.778%, 05/15/21 (n)	83,601
26,456	1.991%, 05/15/18 (n)	25,189
10,000	2.003%, 11/15/19 (n)	9,113
27,642	2.068%, 02/15/20 (n)	25,005
132,665	2.263%, 02/15/21 (n)	116,395
12,000	2.486%, 11/15/23 (n)	9,579
118,046	2.512%, 11/15/21 (n)	100,928
85,800	2.515%, 11/15/22 (n)	70,917
65,981	2.530%, 05/15/22 (n)	55,474
13,000	2.540%, 08/15/23 (n)	10,467
80,342	2.557%, 08/15/18 (n)	75,984
169,956	2.576%, 02/15/22 (n)	144,091
207,580	2.593%, 05/15/23 (n)	168,567
80,800	2.620%, 08/15/22 (n)	67,388
282,957	2.797%, 02/15/23 (n)	231,668
43,720	2.860%, 11/15/16 (n)	43,094
186,907	3.042%, 08/15/20 (n)	166,360
14,608	3.061%, 08/15/26 (n)	10,571
16,680	3.069%, 05/15/35 (n)	8,764
26,512	3.162%, 08/15/29 (n)	17,112
21,613	3.162%, 11/15/34 (n)	11,557
151,684	3.187%, 02/15/27 (n)	107,731
88,443	3.209%, 11/15/27 (n)	61,019
52,661	3.280%, 08/15/21 (n)	45,423
67,350	3.345%, 05/15/31 (n)	40,822
180,863	3.347%, 08/15/19 (n)	166,171
76,828	3.356%, 11/15/26 (n)	55,078
54,766	3.367%, 02/15/32 (n)	32,287
309,451	3.377%, 05/15/20 (n)	277,754
25,155	3.407%, 08/15/34 (n)	13,565
26,375	3.412%, 08/15/32 (n)	15,267

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
16,500	3.464%, 02/15/33 (n)	9,383
53,052	3.484%, 02/15/29 (n)	34,880
110,247	3.533%, 05/15/32 (n)	64,426
111,374	3.536%, 05/15/19 (n)	103,020
47,938	3.601%, 11/15/32 (n)	27,516
36,285	3.641%, 08/15/17 (n)	35,238
72,252	3.691%, 02/15/31 (n)	44,169
52,436	3.722%, 11/15/30 (n)	32,376
74,071	3.728%, 11/15/31 (n)	44,078
16,982	3.732%, 08/15/28 (n)	11,383
46,760	3.737%, 11/15/28 (n)	31,052
93,147	3.745%, 02/15/17 (n)	91,362
44,705	3.754%, 05/15/33 (n)	25,199
15,906	3.821%, 02/15/35 (n)	8,428
34,956	3.834%, 11/15/29 (n)	22,357
34,788	3.892%, 08/15/31 (n)	20,881
31,792	3.922%, 02/15/18 (n)	30,461
67,515	4.006%, 02/15/28 (n)	46,126
29,295	4.011%, 11/15/24 (n)	22,601
34,461	4.053%, 08/15/16 (n)	34,084
30,716	4.067%, 02/15/34 (n)	16,856
6,700	4.094%, 02/15/26 (n)	4,944
72,136	4.149%, 05/15/30 (n)	45,312
45,886	4.168%, 08/15/27 (n)	31,973
15,100	4.236%, 05/15/34 (n)	8,217
43,209	4.309%, 11/15/33 (n)	23,922
10,134	4.453%, 05/15/28 (n)	6,857
82,771	4.541%, 11/15/17 (n)	79,802
11,591	4.631%, 08/15/24 (n)	9,024
1,525	4.646%, 08/15/35 (n)	795
20,963	4.787%, 08/15/33 (n)	11,708
19,999	4.875%, 05/15/26 (n)	14,604
104,213	4.879%, 02/15/30 (n)	66,108
2,870	5.127%, 05/15/29 (n)	1,870
30,088	5.446%, 08/15/30 (n)	18,726
17,309	5.452%, 05/15/27 (n)	12,177
6,278	5.464%, 05/15/24 (n)	4,929
1,076	5.528%, 02/15/24 (n)	852
1,054	5.566%, 05/15/36 (n)	536
2,421	5.663%, 05/15/25 (n)	1,835
5,151	5.949%, 02/15/25 (n)	3,938
62,607	8.229%, 02/15/16 (n)	62,304
24	12.251%, 08/15/15 (n)	24
	U.S. Treasury Inflation Indexed Bonds,
3,587	2.500%, 01/15/29	5,085
9,066	3.625%, 04/15/28	18,925

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Inflation Indexed Notes,
3,587	0.125%, 04/15/16	3,940
22,420	0.500%, 04/15/15	24,769
4,260	1.125%, 01/15/21	4,977
	U.S. Treasury Notes,
2,128	0.875%, 01/31/18	2,107
13,000	1.000%, 06/30/19	12,622
20,788	1.000%, 11/30/19	20,042
16,770	1.250%, 10/31/18	16,638
139,801	1.375%, 11/30/18	139,320
6,278	1.375%, 12/31/18	6,249
51,639	1.500%, 08/31/18	51,861
6,000	1.625%, 08/15/22	5,767
7,000	1.750%, 05/15/22	6,810
2,500	2.000%, 11/30/20	2,510
14,750	2.000%, 02/15/22	14,657
33,368	2.125%, 08/31/20	33,837
11,000	2.125%, 01/31/21	11,110
50,445	2.125%, 08/15/21	50,740
1,794	2.250%, 11/30/17	1,860
23,317	2.625%, 01/31/18	24,446
66,991	2.625%, 08/15/20	69,859
26,904	2.625%, 11/15/20	28,016
2,242	2.750%, 11/30/16	2,348
46,175	2.750%, 05/31/17	48,531
12,681	2.750%, 12/31/17	13,346
27,451	2.875%, 03/31/18	29,029
29,550	3.125%, 10/31/16	31,150
1,794	3.125%, 01/31/17	1,898
110,041	3.125%, 04/30/17	116,704
180,518	3.125%, 05/15/19	193,098
20,000	3.125%, 05/15/21	21,444
176,535	3.250%, 12/31/16	187,017
54,705	3.250%, 03/31/17	58,128
47,007	3.500%, 02/15/18	50,679
17,039	3.625%, 02/15/21	18,789
29,447	4.250%, 11/15/17	32,376
44,128	4.500%, 05/15/17	48,417
8,520	4.625%, 02/15/17	9,326
63,462	4.750%, 08/15/17	70,443

	Total U.S. Treasury Obligations (Cost $5,388,187)	5,677,699

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — 0.4%
	Financials — 0.4%
	Real Estate Management & Development — 0.4%
13,253	Fiveten Group Holdings Ltd., Revolving Loan, (United Kingdom), VAR, 4.500%, 04/10/15 (i)	13,187
16,714	Invitation Homes, Revolving Loan, VAR, 3.750%, 03/15/15 (i)	16,631
39,160	Progress Residential LP, Revolving Loan, VAR, 4.000%, 09/04/15 (i)	38,964
37,736	Tricon Capital Group Inc., Revolving Loan, (Canada), VAR, 4.100%, 06/13/15 (i)	37,547

	Total Loan Assignments (Cost $106,863)	106,329

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.8%
	Investment Company — 4.8%
1,186,381	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $1,186,381)	1,186,381

	Total Investments — 99.6% (Cost $23,604,015)	24,498,113
	Other Assets in Excess of Liabilities — 0.4%	106,507

	NET ASSETS — 100.0%	$24,604,620

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 11.2%
1,440	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 0.955%, 12/27/22 (e)	1,452
	Accredited Mortgage Loan Trust,
891	Series 2006-1, Class A3, VAR, 0.335%, 04/25/36	866
820	Series 2006-2, Class A3, VAR, 0.305%, 09/25/36	803
444	Ally Auto Receivables Trust, Series 2012-1, Class A4, 1.210%, 07/15/16	446
	American Credit Acceptance Receivables Trust,
278	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	278
946	Series 2012-2, Class B, 2.750%, 02/15/18 (e)	951
2,710	Series 2012-3, Class C, 2.780%, 09/17/18 (e)	2,734
3,000	Series 2012-3, Class D, 5.000%, 12/16/19 (e)	3,055
5,000	Series 2013-2, Class D, 5.920%, 08/17/20 (e)	5,198
	AmeriCredit Automobile Receivables Trust,
55	Series 2012-1, Class A3, 1.230%, 09/08/16	55
724	Series 2012-3, Class A3, 0.960%, 01/09/17	725
1,962	Series 2012-4, Class A3, 0.670%, 06/08/17	1,964
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
488	Series 2003-5, Class A6, SUB, 4.314%, 04/25/33	498
126	Series 2003-13, Class AF6, SUB, 4.752%, 01/25/34	126
700	AXIS Equipment Finance Receivables II LLC, Series 2013-1A, Class D, 4.940%, 07/20/18 (e)	708
6	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 07/25/28	6
1,811	Bayview Opportunity Master Fund IIa Trust, Series 2013-8NPL, Class A, VAR, 3.228%, 03/28/33 (e)	1,815
	Bear Stearns Asset-Backed Securities Trust,
525	Series 2003-SD2, Class 2A, VAR, 2.842%, 06/25/43	528
723	Series 2006-SD1, Class A, VAR, 0.525%, 04/25/36	692
1,041	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	1,037
1,751	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	1,759
	CarFinance Capital Auto Trust,
1,667	Series 2013-1A, Class B, 2.750%, 11/15/18 (e)	1,693

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

2,500	Series 2014-1A, Class C, 3.450%, 04/15/20 (e)	2,535
4,550	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.176%, 10/15/21 (e) (i)	4,550
4,006	Carnow Auto Receivables Trust, Series 2013-1A, Class B, 1.970%, 11/15/17 (e)	4,007
	Centex Home Equity Loan Trust,
221	Series 2001-B, Class A6, 6.360%, 07/25/32	222
411	Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	418
135	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	136
631	Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	649
	CFC LLC,
3,193	Series 2014-2A, Class B, 2.640%, 11/16/20 (e)	3,198
2,750	Series 2014-2A, Class C, 3.240%, 11/16/20 (e)	2,754
4,000	Series 2014-2A, Class D, 4.280%, 11/16/20 (e)	4,007
88	Chase Funding Trust, Series 2003-6, Class 1A4, 4.499%, 11/25/34	88
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,768
	CNH Equipment Trust,
60	Series 2011-B, Class A3, 0.910%, 08/15/16	60
19	Series 2012-C, Class A3, 0.570%, 12/15/17	19
5,000	Concord Funding Co. LLC, Series 2013-1, Class A, 2.420%, 02/15/15 (e)	5,009
5,000	Conix Mortgage Asset Trust, Series 2013-1, Class M1, VAR, 5.000%, 12/25/47 (e) (i)	4,966
	Countrywide Asset-Backed Certificates,
297	Series 2004-1, Class 3A, VAR, 0.715%, 04/25/34	277
533	Series 2004-1, Class M1, VAR, 0.905%, 03/25/34	509
62	Series 2004-1, Class M2, VAR, 0.980%, 03/25/34	59
1,539	Series 2004-6, Class M1, VAR, 1.055%, 10/25/34	1,465
	CPS Auto Receivables Trust,
212	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	216
2,681	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	2,717

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
672	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	672
	CPS Auto Trust,
901	Series 2012-C, Class B, 2.280%, 12/16/19 (e)	911
536	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	538
	Credit Acceptance Auto Loan Trust,
228	Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	229
3,708	Series 2012-2A, Class B, 2.210%, 09/15/20 (e)	3,751
83	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	92
455	Equity One Mortgage Pass-Through Trust, Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	459
	Exeter Automobile Receivables Trust,
2,090	Series 2012-2A, Class B, 2.220%, 12/15/17 (e)	2,112
987	Series 2013-1A, Class A, 1.290%, 10/16/17 (e)	989
2,328	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	2,332
1,125	Series 2014-2A, Class C, 3.260%, 12/16/19 (e)	1,129
	Federal National Mortgage Association REMIC Trust,
10	Series 1995-W4, Class A6, VAR, 7.500%, 07/25/25	10
26	Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	26
3,000	First Investors Auto Owner Trust, Series 2013-1A, Class C, 2.020%, 01/15/19 (e)	3,006
	Flagship Credit Auto Trust,
3,875	Series 2013-1, Class C, 3.590%, 03/15/19 (e)	3,950
4,000	Series 2014-1, Class C, 3.340%, 04/15/20 (e)	4,000
500	Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.150%, 06/15/17	503
1,344	FRT Trust, Series 2013-1A, Class A1N, SUB, 3.960%, 10/25/33 (e) (i)	1,355
4,098	GCAT, Series 2014-1A, Class A1, VAR, 3.228%, 07/25/19 (e)	4,100
894	GE Capital Mortgage Services, Inc. Trust, Series 1999-HE1, Class A6, VAR, 6.700%, 04/25/29	970

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	GLC Trust,
9,609	Series 2014-A, Class A, 3.000%, 07/15/21 (e)	9,561
4,804	Series 2014-A, Class B, 4.000%, 07/15/21 (e)	4,708
	GMAT Trust,
1,174	Series 2013-1A, Class A, SUB, 3.967%, 11/25/43 (e)	1,177
5,000	Series 2013-1A, Class M, VAR, 5.000%, 11/25/43 (e)	4,772
750	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class D2, 2.388%, 05/16/44 (e)	750
	HLSS Servicer Advance Receivables Trust,
3,000	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	3,024
1,296	Series 2012-T2, Class B2, 2.480%, 10/15/45 (e)	1,302
1,250	Series 2012-T2, Class C2, 3.960%, 10/15/45 (e)	1,270
505	Series 2013-T1, Class C2, 2.487%, 01/16/46 (e)	507
449	Series 2013-T1, Class D2, 3.228%, 01/16/46 (e)	452
266	Home Loan Trust, Series 2003-HI2, Class A6, SUB, 5.260%, 07/25/28	269
84	Honda Auto Receivables Owner Trust, Series 2012-1, Class A4, 0.970%, 04/16/18	84
	HSBC Home Equity Loan Trust USA,
172	Series 2006-1, Class A1, VAR, 0.316%, 01/20/36	171
401	Series 2006-2, Class A1, VAR, 0.305%, 03/20/36	398
394	Series 2007-2, Class A3F, SUB, 5.810%, 07/20/36	398
520	Series 2007-3, Class APT, VAR, 1.356%, 11/20/36	520
220	Huntington Auto Trust, Series 2012-1, Class A3, 0.810%, 09/15/16	221
272	Hyundai Auto Receivables Trust, Series 2012-A, Class A4, 0.950%, 12/15/16	273
	KGS-Alpha Capital Markets LP,
38,982	VAR, IO, 11.244%, 08/25/38 (n)	1,493
37,608	Series 2012-4, VAR, IO, 9.640%, 09/25/37 (n)	1,792
24,037	Series 2013-2, VAR, IO, 18.053%, 03/25/39	1,382
215	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.505%, 07/25/34 (e)	214

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	Long Beach Mortgage Loan Trust,
112	Series 2004-1, Class M3, VAR, 1.205%, 02/25/34	104
28	Series 2004-5, Class M6, VAR, 2.655%, 09/25/34 (i)	4
	LV Tower 52 Issuer LLC,
7,855	Series 2013-1, Class A, 5.500%, 06/15/18 (e) (i)	7,862
3,432	Series 2013-1, Class M, 7.500%, 06/15/18 (e) (i)	3,432
	Mid-State Capital Corp. Trust,
193	Series 2005-1, Class A, 5.745%, 01/15/40	208
4,585	Series 2005-1, Class M1, 6.106%, 01/15/40	4,967
2,219	Series 2006-1, Class A, 5.787%, 10/15/40 (e)	2,337
2,693	Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	2,775
1,076	Series 2006-1, Class M2, 6.742%, 10/15/40 (e)	1,127
501	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.405%, 03/25/33	464
	Nationstar Agency Advance Funding Trust,
1,547	Series 2013-T1A, Class ET1, 4.458%, 02/15/45 (e)	1,546
550	Series 2013-T2A, Class CT2, 3.228%, 02/18/48 (e)	553
	New Century Home Equity Loan Trust,
964	Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	991
610	Series 2005-1, Class M1, VAR, 0.830%, 03/25/35	576
4,747	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	4,740
	OnDeck Asset Securitization Trust LLC,
1,395	Series 2014-1A, Class A, 3.150%, 05/17/18 (e)	1,399
2,000	Series 2014-1A, Class B, 6.900%, 05/17/18 (e)	2,021
	OneMain Financial Issuance Trust,
9,000	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	9,000
4,502	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	4,538
455	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	455
3,944	Series 2014-2A, Class C, 4.330%, 09/18/24 (e)	3,943

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

5,267	Series 2014-2A, Class D, 5.310%, 09/18/24 (e)	5,266
1,330	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WCW1, Class M2, VAR, 1.175%, 09/25/34	1,318
671	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 05/15/29 (e)	673
5,300	Progreso Receivables Funding I LLC, Series 2013-A, Class A, 4.000%, 07/09/18 (e)	5,340
2,725	Progreso Receivables Funding II LLC, Series 2014-A, Class B, 6.000%, 07/08/19 (e)	2,725
47	RASC Trust, Series 2005-EMX3, Class M1, VAR, 0.585%, 09/25/35	47
1,028	Real Estate Asset Trust, Series 2013-2A, Class A2, VAR, 5.682%, 07/25/43 (e) (i)	1,028
2,500	RMAT, Series 2012-1A, Class A2, VAR, 6.657%, 08/26/52 (e) (i)	2,548
453	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	445
	Santander Drive Auto Receivables Trust,
17	Series 2012-3, Class A3, 1.080%, 04/15/16	17
4,365	Series 2012-3, Class C, 3.010%, 04/16/18	4,458
792	Series 2012-5, Class A3, 0.830%, 12/15/16	793
273	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.509%, 01/25/36	204
1,273	Selene Non-Performing Loans LLC, Series 2014-1A, Class A, SUB, 2.981%, 05/25/54 (e)	1,273
1,599	Soundview Home Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.235%, 06/25/37	951
	SpringCastle America Funding LLC,
3,318	Series 2013-1A, Class A, 4.000%, 04/03/21 (e)	3,331
9,673	Series 2013-1A, Class B, 4.000%, 12/03/24 (e)	9,700
	Springleaf Funding Trust,
2,250	Series 2013-AA, Class C, 5.000%, 09/15/21 (e)	2,263
6,000	Series 2014-AA, Class C, 4.450%, 12/15/22 (e)	5,987
476	Stanwich Mortgage Loan Co. LLC, Series 2012-NPL4, Class A, 2.981%, 09/15/42 (e)	476
2,110	Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 2.981%, 02/16/43 (e)	2,107

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
18	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-OSI, Class A2, VAR, 0.245%, 06/25/37	17
4,678	Tidewater Auto Receivables Trust, Series 2014-AA, Class D, 3.570%, 05/15/21 (e)	4,613
1,341	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.555%, 10/15/15 (e)	1,350
10,735	Truman Capital Mortgage Loan Trust, Series 2014-NPL1, Class A2, SUB, 4.250%, 07/25/53	10,569
1,385	U.S. Residential Opportunity Fund Trust, Series 2014-1A, Class NOTE, SUB, 3.466%, 03/25/34 (e)	1,389
1,383	Unipac IX LLC, 13.000%, 05/15/16 (i)	1,267
	United Auto Credit Securitization Trust,
2,660	Series 2014-1, Class D, 2.380%, 10/15/18 (e)	2,660
4,750	Series 2014-1, Class E, 3.890%, 07/15/20 (e)	4,750
10,000	Vericrest Opportunity Loan Transferee LLC, Series 2014-NPL4, Class A2, SUB, 4.000%, 04/27/54 (e)	9,869
4,270	VOLT NPL IX LLC, Series 2013-NPL3, Class A2, VAR, 5.000%, 04/25/53 (e)	4,270
340	VOLT NPL X LLC, Series 2013-NPL4, Class A1, SUB, 3.960%, 11/25/53 (e)	341
5,244	VOLT XIX LLC, Series 2013-NPL5, Class A2, VAR, 5.500%, 04/25/55 (e)	5,258
4,683	VOLT XV LLC, Series 2014-3A, Class A2, SUB, 4.500%, 05/26/54 (e)	4,583
1,999	VOLT XX LLC, Series 2013-NPL6, Class A2, SUB, 5.250%, 03/25/54 (e)	2,007
5,165	VOLT XXII LLC, Series 2014-NPL1, Class A2, SUB, 4.750%, 10/27/53 (e)	5,150
4,161	VOLT XXIII LLC, Series 2014-NPL2, Class A2, SUB, 4.750%, 11/25/53 (e)	4,176
4,647	VOLT XXIV LLC, Series 2014-NPL3, Class A1, SUB, 3.250%, 11/25/53 (e)	4,656
	Westgate Resorts LLC,
264	Series 2012-1, Class A, 4.500%, 09/20/25 (e)	266
1,582	Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	1,596
1,601	World Omni Auto Receivables Trust, Series 2012-A, Class A3, 0.640%, 02/15/17	1,604
403	World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/15	403

	Total Asset-Backed Securities (Cost $305,463)	307,676

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — 13.9%
	Agency CMO — 8.3%
	Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
114	Series 23, Class KZ, 6.500%, 11/25/23	128
765	Series 24, Class J, 6.250%, 11/25/23	851
138	Series 31, Class Z, 8.000%, 04/25/24	157
	Federal Home Loan Mortgage Corp. REMIC,
6	Series 11, Class D, 9.500%, 07/15/19	7
8	Series 38, Class D, 9.500%, 05/15/20	9
4	Series 81, Class A, 8.125%, 11/15/20	4
8	Series 84, Class F, 9.200%, 10/15/20	9
5	Series 109, Class I, 9.100%, 01/15/21	5
1	Series 198, Class Z, 8.500%, 09/15/22	1
77	Series 1316, Class Z, 8.000%, 06/15/22	86
24	Series 1343, Class LB, 7.500%, 08/15/22	28
1	Series 1351, Class TF, HB, 1,010.000%, 08/15/22	13
54	Series 1456, Class Z, 7.500%, 01/15/23	60
347	Series 1543, Class VN, 7.000%, 07/15/23	392
262	Series 1577, Class PV, 6.500%, 09/15/23	292
590	Series 1608, Class L, 6.500%, 09/15/23	646
578	Series 1611, Class Z, 6.500%, 11/15/23	649
534	Series 1628, Class LZ, 6.500%, 12/15/23	587
238	Series 1630, Class PK, 6.000%, 11/15/23	264
737	Series 1671, Class I, 7.000%, 02/15/24	821
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	20
49	Series 1695, Class G, HB, IF, 28.431%, 03/15/24	84
32	Series 1710, Class GB, HB, IF, 42.834%, 04/15/24	59
122	Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	34
62	Series 2022, Class PE, 6.500%, 01/15/28	69
470	Series 2033, Class K, 6.050%, 08/15/23	505
396	Series 2036, Class PG, 6.500%, 01/15/28	439
64	Series 2089, Class PJ, IO, 7.000%, 10/15/28	12
1,142	Series 2091, Class PG, 6.000%, 11/15/28	1,266
253	Series 2116, Class ZA, 6.000%, 01/15/29	280
74	Series 2148, Class ZA, 6.000%, 04/15/29	82
194	Series 2201, Class C, 8.000%, 11/15/29	225
44	Series 2261, Class ZY, 7.500%, 10/15/30	50
406	Series 2293, Class ZA, 6.000%, 03/15/31	448
2	Series 2297, Class NB, 6.000%, 03/15/16	2
63	Series 2310, Class Z, 6.000%, 04/15/31	71
28	Series 2313, Class LA, 6.500%, 05/15/31	31

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
221	Series 2325, Class JO, PO, 06/15/31	201
626	Series 2330, Class PE, 6.500%, 06/15/31	702
75	Series 2344, Class QG, 6.000%, 08/15/16	78
59	Series 2368, Class TG, 6.000%, 10/15/16	61
160	Series 2394, Class MC, 6.000%, 12/15/16	167
63	Series 2399, Class PG, 6.000%, 01/15/17	65
300	Series 2410, Class QB, 6.250%, 02/15/32	326
2,070	Series 2427, Class GE, 6.000%, 03/15/32	2,298
1,557	Series 2430, Class WF, 6.500%, 03/15/32	1,754
326	Series 2466, Class DH, 6.500%, 06/15/32	367
1,058	Series 2530, Class SK, IF, IO, 7.945%, 06/15/29	239
108	Series 2534, Class SI, HB, IF, 20.657%, 02/15/32	163
894	Series 2543, Class YX, 6.000%, 12/15/32	995
537	Series 2557, Class HL, 5.300%, 01/15/33	586
831	Series 2586, Class IO, IO, 6.500%, 03/15/33	148
252	Series 2594, Class IV, IO, 7.000%, 03/15/32	50
9	Series 2602, Class BX, 3.500%, 12/15/22	9
613	Series 2610, Class UI, IO, 6.500%, 05/15/33	113
995	Series 2636, Class Z, 4.500%, 06/15/18	1,044
60	Series 2643, Class SA, HB, IF, 44.492%, 03/15/32	124
51	Series 2650, Class PO, PO, 12/15/32	51
62	Series 2650, Class SO, PO, 12/15/32	60
297	Series 2656, Class AC, 6.000%, 08/15/33	325
845	Series 2656, Class PE, 4.500%, 07/15/18	888
898	Series 2699, Class W, 5.500%, 11/15/33	978
41	Series 2707, Class KJ, 5.000%, 11/15/18	42
705	Series 2733, Class SB, IF, 7.871%, 10/15/33	796
450	Series 2756, Class NA, 5.000%, 02/15/24	484
120	Series 2764, Class S, IF, 13.363%, 07/15/33	145
597	Series 2801, Class JN, 5.000%, 06/15/33	615
980	Series 2845, Class QH, 5.000%, 08/15/34	1,078
864	Series 2864, Class NS, IF, IO, 6.945%, 09/15/34	76
1,502	Series 2912, Class EH, 5.500%, 01/15/35	1,682
186	Series 2934, Class CI, 5.000%, 01/15/34	193
81	Series 2980, Class QB, 6.500%, 05/15/35	91
750	Series 2989, Class TG, 5.000%, 06/15/25	815
155	Series 2990, Class SL, HB, IF, 23.925%, 06/15/34	215

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
1,746	Series 2994, Class SC, IF, IO, 5.445%, 02/15/33	148
352	Series 2995, Class FT, VAR, 0.405%, 05/15/29	352
1,321	Series 3005, Class ED, 5.000%, 07/15/25	1,452
87	Series 3005, Class PV, IF, 12.485%, 10/15/33	103
907	Series 3028, Class ME, 5.000%, 02/15/34	940
403	Series 3031, Class BN, HB, IF, 21.274%, 08/15/35	591
982	Series 3059, Class B, 5.000%, 02/15/35	1,033
300	Series 3062, Class HE, 5.000%, 01/15/34	305
426	Series 3064, Class OG, 5.500%, 06/15/34	449
18	Series 3068, Class AO, PO, 01/15/35	18
384	Series 3117, Class EO, PO, 02/15/36	354
143	Series 3134, Class PO, PO, 03/15/36	132
162	Series 3138, Class PO, PO, 04/15/36	152
664	Series 3152, Class MO, PO, 03/15/36	618
616	Series 3184, Class YO, PO, 03/15/36	502
3,848	Series 3187, Class Z, 5.000%, 07/15/36	4,148
373	Series 3189, Class PC, 6.000%, 08/15/35	384
1,489	Series 3201, Class IN, IF, IO, 6.095%, 08/15/36	228
2,731	Series 3202, Class HI, IF, IO, 6.495%, 08/15/36	398
938	Series 3219, Class PD, 6.000%, 11/15/35	990
636	Series 3274, Class B, 6.000%, 02/15/37	691
284	Series 3292, Class DO, PO, 03/15/37	262
1,322	Series 3305, Class IW, IF, IO, 6.295%, 04/15/37	205
61	Series 3306, Class TB, IF, 2.905%, 04/15/37	62
53	Series 3306, Class TC, IF, 2.365%, 04/15/37	54
174	Series 3331, Class PO, PO, 06/15/37	158
296	Series 3383, Class OP, PO, 11/15/37	272
523	Series 3531, Class SM, IF, IO, 5.945%, 05/15/39	69
101	Series 3542, Class TN, IF, 6.000%, 07/15/36	108
264	Series 3546, Class A, VAR, 2.056%, 02/15/39	266
647	Series 3572, Class JS, IF, IO, 6.645%, 09/15/39	98
1,086	Series 3605, Class NC, 5.500%, 06/15/37	1,207
1,707	Series 3609, Class SA, IF, IO, 6.185%, 12/15/39	393

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
658	Series 3610, Class CA, 4.500%, 12/15/39	711
246	Series 3611, Class PO, PO, 07/15/34	228
1,570	Series 3648, Class CY, 4.500%, 03/15/30	1,705
561	Series 3653, Class HJ, 5.000%, 04/15/40	613
7,220	Series 3677, Class PB, 4.500%, 05/15/40	7,766
966	Series 3737, Class DG, 5.000%, 10/15/30	1,054
1,440	Series 3747, Class HI, IO, 4.500%, 07/15/37	150
1,186	Series 3827, Class BD, 4.000%, 08/15/39	1,261
881	Series 3852, Class TP, IF, 5.500%, 05/15/41	936
727	Series 3855, Class AM, 6.500%, 11/15/36	815
677	Series 3890, Class ET, 5.500%, 11/15/23	745
5,463	Series 4030, Class IL, IO, 3.500%, 04/15/27	668
10,244	Series 4146, Class KI, IO, 3.000%, 12/15/32	1,679
	Federal Home Loan Mortgage Corp. STRIPS,
372	Series 186, Class PO, PO, 08/01/27	347
8,924	Series 262, Class 35, 3.500%, 07/15/42	9,116
3,729	Series 279, Class 35, 3.500%, 09/15/42	3,863
9,807	Series 323, Class 300, 3.000%, 01/15/44	9,858
10,375	Series 334, 3.000%, 08/15/44	10,219
801	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-76, Class 2A, VAR, 1.516%, 10/25/37	786
	Federal National Mortgage Association - ACES,
2,270	Series 2011-M2, Class A2, 3.645%, 04/25/21	2,444
1,680	Series 2011-M4, Class A2, 3.726%, 06/25/21	1,814
631	Series 2011-M8, Class A2, 2.922%, 08/25/21	649
3,259	Series 2013-M7, Class A2, 2.280%, 12/27/22	3,158
8,935	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	9,471
	Federal National Mortgage Association Grantor Trust,
32,518	Series 2001-T12, Class IO, IO, VAR, 0.538%, 08/25/41	678
1,049	Series 2002-T16, Class A2, 7.000%, 07/25/42	1,204
894	Series 2002-T19, Class A1, 6.500%, 07/25/42	1,021
717	Series 2002-T4, Class A2, 7.000%, 12/25/41	826
1,338	Series 2002-T4, Class A4, 9.500%, 12/25/41	1,588

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
64,866	Series 2002-T4, Class IO, IO, VAR, 0.420%, 12/25/41	1,018
634	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	717
439	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	497
512	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	598
8,370	Series 2004-T3, Class 1IO4, IO, VAR, 0.604%, 02/25/44	156
	Federal National Mortgage Association REMIC,
5	Series 1988-13, Class C, 9.300%, 05/25/18	5
46	Series 1989-72, Class E, 9.350%, 10/25/19	51
3	Series 1989-98, Class H, 11.500%, 12/25/19	3
4	Series 1990-1, Class D, 8.800%, 01/25/20	4
4	Series 1990-110, Class H, 8.750%, 09/25/20	4
3	Series 1990-117, Class E, 8.950%, 10/25/20	4
42	Series 1991-141, Class PZ, 8.000%, 10/25/21	47
19	Series 1992-31, Class M, 7.750%, 03/25/22	21
21	Series 1992-79, Class Z, 9.000%, 06/25/22	24
16	Series 1992-101, Class J, 7.500%, 06/25/22	17
213	Series 1992-200, Class SK, HB, IF, 24.096%, 11/25/22	338
17	Series 1993-23, Class PZ, 7.500%, 03/25/23	19
126	Series 1993-56, Class PZ, 7.000%, 05/25/23	143
71	Series 1993-60, Class Z, 7.000%, 05/25/23	78
141	Series 1993-79, Class PL, 7.000%, 06/25/23	158
242	Series 1993-141, Class Z, 7.000%, 08/25/23	270
108	Series 1993-149, Class M, 7.000%, 08/25/23	123
343	Series 1993-160, Class ZA, 6.500%, 09/25/23	378
41	Series 1993-165, Class SA, IF, 19.487%, 09/25/23	59
4	Series 1993-205, Class H, PO, 09/25/23	4
37	Series 1993-247, Class SM, HB, IF, 27.877%, 12/25/23	63
44	Series 1993-255, Class E, 7.100%, 12/25/23	49

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
415	Series 1994-29, Class Z, 6.500%, 02/25/24	471
60	Series 1994-65, Class PK, PO, 04/25/24	57
264	Series 1995-4, Class Z, 7.500%, 10/25/22	298
649	Series 1995-19, Class Z, 6.500%, 11/25/23	742
73	Series 1997-11, Class E, 7.000%, 03/18/27	82
264	Series 1997-20, Class D, 7.000%, 03/17/27	307
25	Series 1997-27, Class J, 7.500%, 04/18/27	28
778	Series 1997-37, Class SM, IF, IO, 7.845%, 12/25/22	127
417	Series 1997-42, Class EG, 8.000%, 07/18/27	485
370	Series 1997-63, Class ZA, 6.500%, 09/18/27	409
420	Series 1998-66, Class FB, VAR, 0.505%, 12/25/28	423
669	Series 1999-47, Class JZ, 8.000%, 09/18/29	774
242	Series 2000-8, Class Z, 7.500%, 02/20/30	288
289	Series 2001-4, Class PC, 7.000%, 03/25/21	318
321	Series 2001-14, Class Z, 6.000%, 05/25/31	355
437	Series 2001-16, Class Z, 6.000%, 05/25/31	483
349	Series 2001-36, Class ST, IF, IO, 8.345%, 11/25/30	110
917	Series 2001-72, Class SB, IF, IO, 7.345%, 12/25/31	238
1,769	Series 2001-81, Class HE, 6.500%, 01/25/32	1,958
82	Series 2002-11, Class QG, 5.500%, 03/25/17	84
127	Series 2002-19, Class SC, IF, 13.904%, 03/17/32	172
105	Series 2002-55, Class QE, 5.500%, 09/25/17	109
2,135	Series 2002-56, Class PE, 6.000%, 09/25/32	2,367
124	Series 2002-63, Class KC, 5.000%, 10/25/17	130
55	Series 2002-73, Class AN, 5.000%, 11/25/17	58
1,411	Series 2002-86, Class PG, 6.000%, 12/25/32	1,573
441	Series 2003-14, Class EH, IF, IO, 7.445%, 03/25/18	40
954	Series 2003-17, Class EQ, 5.500%, 03/25/23	1,045
378	Series 2003-18, Class GT, 5.000%, 03/25/18	398
1,025	Series 2003-22, Class Z, 6.000%, 04/25/33	1,147

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
1,183	Series 2003-47, Class PE, 5.750%, 06/25/33	1,302
322	Series 2003-64, Class KS, IF, 9.442%, 07/25/18	354
81	Series 2003-64, Class SX, IF, 13.360%, 07/25/33	99
23	Series 2003-91, Class SD, IF, 12.242%, 09/25/33	28
240	Series 2003-106, Class WE, 4.500%, 11/25/22	243
242	Series 2004-8, Class GD, 4.500%, 10/25/32	247
341	Series 2004-72, Class F, VAR, 0.655%, 09/25/34	344
60	Series 2005-42, Class PS, IF, 16.613%, 05/25/35	78
49	Series 2005-51, Class MO, PO, 06/25/35	49
2,289	Series 2005-53, Class CS, IF, IO, 6.545%, 06/25/35	423
246	Series 2005-65, Class KO, PO, 08/25/35	224
1,597	Series 2005-72, Class WS, IF, IO, 6.595%, 08/25/35	230
571	Series 2005-84, Class XM, 5.750%, 10/25/35	621
574	Series 2005-87, Class PE, 5.000%, 12/25/33	584
201	Series 2005-90, Class ES, IF, 16.488%, 10/25/35	257
1,094	Series 2005-97, Class B, 5.500%, 11/25/35	1,179
218	Series 2005-106, Class US, HB, IF, 23.998%, 11/25/35	328
136	Series 2005-116, Class PB, 6.000%, 04/25/34	142
1,019	Series 2006-9, Class KZ, 6.000%, 03/25/36	1,119
904	Series 2006-20, Class IB, IF, IO, 6.435%, 04/25/36	120
404	Series 2006-22, Class AO, PO, 04/25/36	356
308	Series 2006-27, Class OH, PO, 04/25/36	293
274	Series 2006-59, Class QO, PO, 01/25/33	271
243	Series 2006-61, Class AP, 6.000%, 08/25/35	256
1,199	Series 2006-77, Class PC, 6.500%, 08/25/36	1,357
526	Series 2006-110, Class PO, PO, 11/25/36	488
857	Series 2006-114, Class HD, 5.500%, 10/25/35	897
370	Series 2006-128, Class PO, PO, 01/25/37	339
438	Series 2007-10, Class Z, 6.000%, 02/25/37	482

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
583	Series 2007-22, Class SC, IF, IO, 5.925%, 03/25/37	91
12,885	Series 2007-54, Class IB, IF, IO, 6.255%, 06/25/37	1,908
207	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	31
564	Series 2007-71, Class GZ, 6.000%, 07/25/47	635
85	Series 2007-100, Class ND, 5.750%, 10/25/35	86
6,202	Series 2007-109, Class YI, IF, IO, 6.295%, 12/25/37	837
2,579	Series 2008-62, Class SM, IF, IO, 6.045%, 07/25/38	375
372	Series 2008-68, Class VK, 5.500%, 03/25/27	379
3,478	Series 2008-91, Class SI, IF, IO, 5.845%, 03/25/38	395
541	Series 2008-93, Class AM, 5.500%, 06/25/37	580
342	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	20
403	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	32
1,056	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	78
919	Series 2009-29, Class LA, VAR, 2.133%, 05/25/39	892
1,082	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	178
3,342	Series 2009-89, Class A1, 5.410%, 05/25/35	3,509
1,935	Series 2009-112, Class ST, IF, IO, 6.095%, 01/25/40	264
1,272	Series 2009-112, Class SW, IF, IO, 6.095%, 01/25/40	159
1,381	Series 2010-10, Class NT, 5.000%, 02/25/40	1,526
2,796	Series 2010-35, Class SB, IF, IO, 6.265%, 04/25/40	361
543	Series 2010-43, Class CI, IO, 4.500%, 02/25/25	39
834	Series 2010-49, Class SC, IF, 12.350%, 03/25/40	989
3,004	Series 2010-70, Class SA, IF, IO, 6.000%, 04/25/38	497
689	Series 2010-111, Class AE, 5.500%, 04/25/38	734

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
898	Series 2011-19, Class ZY, 6.500%, 07/25/36	997
1,147	Series 2011-22, Class MA, 6.500%, 04/25/38	1,296
7,273	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	978
12,227	Series 2012-148, Class IE, IO, 3.000%, 01/25/33	1,956
21,339	Series 2013-13, Class IK, IO, 2.500%, 03/25/28	2,323
19	Series G-29, Class O, 8.500%, 09/25/21	22
9	Series G92-30, Class Z, 7.000%, 06/25/22	10
21	Series G92-62, Class B, PO, 10/25/22	20
	Federal National Mortgage Association REMIC Trust,
584	Series 2001-W3, Class A, VAR, 6.933%, 09/25/41	670
6,729	Series 2002-W10, Class IO, IO, VAR, 0.945%, 08/25/42	150
12,430	Series 2002-W7, Class IO1, IO, VAR, 0.928%, 06/25/29	383
242	Series 2003-W4, Class 2A, VAR, 6.364%, 10/25/42	270
26,209	Series 2004-W11, Class 1IO1, IO, VAR, 0.355%, 05/25/44	369
817	Series 2004-W6, Class 3A4, 6.500%, 07/25/34	878
	Federal National Mortgage Association STRIPS,
2,065	Series 203, Class 2, IO, 8.000%, 02/25/23	494
340	Series 266, Class 2, IO, 7.500%, 08/25/24	77
1,927	Series 313, Class 1, PO, 06/25/31	1,749
449	Series 348, Class 30, IO, 5.500%, 12/25/18	37
427	Series 348, Class 31, IO, VAR, 5.500%, 12/25/18	34
400	Series 356, Class 42, IO, 5.500%, 12/25/19	38
635	Series 380, Class S36, IF, IO, 7.745%, 07/25/37	108
382	Series 383, Class 68, IO, 6.500%, 09/25/37	71
568	Series 383, Class 69, IO, VAR, 6.500%, 10/25/37	106
198	Series 383, Class 86, IO, VAR, 7.000%, 09/25/37	39
	Federal National Mortgage Association Trust,
25	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	27
335	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	364

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
667	Series 2004-W2, Class 1A, 6.000%, 02/25/44	731
180	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	209
465	Series 2004-W8, Class 3A, 7.500%, 06/25/44	544
814	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	917
760	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	851
	Government National Mortgage Association,
101	Series 1997-7, Class ZA, 9.000%, 05/16/27	117
20	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	24
208	Series 2000-9, Class Z, 8.000%, 06/20/30	248
1,684	Series 2002-4, Class TD, 7.000%, 01/20/32	1,892
1,094	Series 2002-13, Class QA, IF, IO, 7.895%, 02/16/32	244
32	Series 2002-47, Class HM, 6.000%, 07/16/32	37
3,237	Series 2002-68, Class SC, IF, IO, 5.545%, 10/16/32	614
1,577	Series 2002-84, Class PH, 6.000%, 11/16/32	1,800
1,174	Series 2003-18, Class PG, 5.500%, 03/20/33	1,331
178	Series 2003-52, Class SB, IF, 11.279%, 06/16/33	217
721	Series 2003-79, Class PV, 5.500%, 10/20/23	760
2,823	Series 2003-101, Class SK, IF, IO, 6.405%, 10/17/33	639
240	Series 2004-2, Class SA, IF, 19.962%, 01/16/34	392
3,765	Series 2004-19, Class KE, 5.000%, 03/16/34	4,178
3,516	Series 2004-59, Class SG, IF, IO, 6.344%, 07/20/34	638
32	Series 2004-73, Class AE, IF, 14.535%, 08/17/34	41
1,672	Series 2004-86, Class SP, IF, IO, 5.945%, 09/20/34	184
1,186	Series 2004-90, Class SI, IF, IO, 5.945%, 10/20/34	180
2,409	Series 2004-105, Class SN, IF, IO, 5.945%, 12/20/34	357
198	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	36

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
2,597	Series 2006-23, Class S, IF, IO, 6.344%, 01/20/36	243
2,276	Series 2006-26, Class S, IF, IO, 6.344%, 06/20/36	318
517	Series 2006-33, Class PK, 6.000%, 07/20/36	579
41	Series 2006-59, Class PC, 5.500%, 04/20/35	41
3,158	Series 2007-7, Class EI, IF, IO, 6.045%, 02/20/37	439
1,541	Series 2007-9, Class CI, IF, IO, 6.045%, 03/20/37	225
2,356	Series 2007-16, Class KU, IF, IO, 6.495%, 04/20/37	329
202	Series 2007-17, Class JO, PO, 04/16/37	180
1,122	Series 2007-22, Class PK, 5.500%, 04/20/37	1,270
2,982	Series 2007-24, Class SA, IF, IO, 6.355%, 05/20/37	417
778	Series 2007-26, Class SC, IF, IO, 6.045%, 05/20/37	117
619	Series 2007-67, Class SI, IF, IO, 6.355%, 11/20/37	84
150	Series 2008-29, Class PO, PO, 02/17/33	145
226	Series 2008-34, Class OC, PO, 06/20/37	154
1,082	Series 2008-40, Class PS, IF, IO, 6.345%, 05/16/38	169
1,988	Series 2008-40, Class SA, IF, IO, 6.245%, 05/16/38	359
130	Series 2008-43, Class NA, 5.500%, 11/20/37	138
1,657	Series 2008-49, Class PH, 5.250%, 06/20/38	1,863
4,719	Series 2008-50, Class SA, IF, IO, 6.074%, 06/20/38	608
2,429	Series 2008-55, Class PL, 5.500%, 06/20/38	2,693
1,627	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	289
2,946	Series 2009-16, Class SJ, IF, IO, 6.644%, 05/20/37	430
1,360	Series 2009-72, Class SM, IF, IO, 6.095%, 08/16/39	201
293	Series 2009-75, Class IY, IO, 5.500%, 06/20/39	76
1,974	Series 2009-77, Class CS, IF, IO, 6.845%, 06/16/38	238
498	Series 2009-79, Class OK, PO, 11/16/37	466

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
419	Series 2009-81, Class A, 5.750%, 09/20/36	463
771	Series 2009-83, Class TS, IF, IO, 5.945%, 08/20/39	94
1,454	Series 2009-106, Class XL, IF, IO, 6.595%, 06/20/37	187
2,029	Series 2010-4, Class SB, IF, IO, 6.345%, 08/16/39	203
96	Series 2010-14, Class DO, PO, 03/20/36	96
253	Series 2010-14, Class QP, 6.000%, 12/20/39	271
733	Series 2010-31, Class SK, IF, IO, 5.945%, 11/20/34	108
5,500	Series 2010-61, Class PC, 4.500%, 02/20/37	5,901
1,500	Series 2010-107, Class AY, 5.000%, 10/20/36	1,619
1,182	Series 2010-157, Class OP, PO, 12/20/40	957
5,108	Series 2013-H04, Class BA, 1.650%, 02/20/63	5,060
230	NCUA Guaranteed Notes Trust, Series 2010-R3, Class 3A, 2.400%, 12/08/20	232
	Vendee Mortgage Trust,
782	Series 1996-2, Class 1Z, 6.750%, 06/15/26	903
2,009	Series 1998-1, Class 2E, 7.000%, 03/15/28	2,336
276	Series 1999-1, Class 2Z, 6.500%, 01/15/29	314

		227,916

	Non-Agency CMO — 5.6%
203	Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21, VAR, 0.385%, 09/25/35	193
1,652	AJAX Mortgage Loan Trust, Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e) (i)	1,636
	Alternative Loan Trust,
159	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	165
5	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	5
1,435	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,526
11	Series 2004-J13, Class 1A4, SUB, 5.530%, 02/25/35	11
743	Series 2005-23CB, Class A2, 5.500%, 07/25/35	736
3,832	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	3,540
1,253	Series 2005-86CB, Class A11, 5.500%, 02/25/36	1,115
101	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	104

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
17	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	3
316	Series 2006-26CB, Class A9, 6.500%, 09/25/36	278
	American General Mortgage Loan Trust,
567	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	586
94	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	94
760	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	781
300	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	311
22	ASG Resecuritization Trust, Series 2009-2, Class A55, VAR, 4.872%, 05/24/36 (e)	22
	Banc of America Alternative Loan Trust,
383	Series 2003-11, Class 2A1, 6.000%, 01/25/34	399
799	Series 2004-1, Class 1A1, 6.000%, 02/25/34	850
306	Series 2004-6, Class 4A1, 5.000%, 07/25/19	311
	Banc of America Funding Trust,
1,500	Series 2005-5, Class 3A5, 5.500%, 08/25/35	1,409
196	Series 2005-7, Class 30PO, PO, 11/25/35	147
1,179	Series 2005-E, Class 4A1, VAR, 2.683%, 03/20/35	1,182
	Banc of America Mortgage Trust,
644	Series 2003-3, Class 1A7, 5.500%, 05/25/33	679
343	Series 2003-4, Class 1B1, 5.500%, 06/25/33	323
112	Series 2003-7, Class A2, 4.750%, 09/25/18	115
102	Series 2004-2, Class 2A4, 5.500%, 03/25/34	101
122	Series 2004-3, Class 2A1, 5.500%, 04/25/34	122
317	Series 2004-5, Class 3A3, 5.000%, 06/25/19	329
98	Series 2004-5, Class 4A1, 4.750%, 06/25/19	99
30	Series 2004-7, Class 2A2, 5.750%, 08/25/34	30
92	Series 2004-8, Class XPO, PO, 10/25/34	82
1	Series 2004-11, Class 15PO, PO, 01/25/20	1
447	Series 2004-F, Class 1A1, VAR, 2.498%, 07/25/34	452

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
57	Series 2005-1, Class 15PO, PO, 02/25/20	51
446	Series 2005-1, Class 1A17, 5.500%, 02/25/35	418
354	Series 2005-1, Class 2A1, 5.000%, 02/25/20	364
10	Series 2005-8, Class A4, 5.500%, 09/25/35	10
56	Series 2005-10, Class 15PO, PO, 11/25/20	48
84	Series 2005-11, Class 15PO, PO, 12/25/20	78
	BCAP LLC Trust,
158	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	163
724	Series 2010-RR6, Class 8A6, VAR, 5.500%, 08/26/36 (e)	762
427	Series 2010-RR7, Class 16A1, VAR, 0.818%, 02/26/47 (e)	424
351	Series 2010-RR8, Class 3A3, VAR, 5.067%, 05/26/35 (e)	355
1,389	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	1,410
168	Bear Stearns ARM Trust, Series 2003-7, Class 3A, VAR, 2.423%, 10/25/33	169
5	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.379%, 03/25/31	5
	CAM Mortgage Trust,
2,250	Series 2014-1, Class M, SUB, 5.500%, 12/15/53 (e)	2,306
1,560	Series 2014-2, Class M, VAR, 4.450%, 05/15/48 (e)	1,569
3,122	Chase Mortgage Finance Trust, Series 2007-A2, Class 2A1, VAR, 2.571%, 07/25/37	3,167
	CHL Mortgage Pass-Through Trust,
248	Series 2003-40, Class A3, 4.500%, 10/25/18	254
292	Series 2003-50, Class A1, 5.000%, 11/25/18	296
74	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	74
475	Series 2004-3, Class A25, 5.750%, 04/25/34	484
736	Series 2004-4, Class A13, 5.250%, 05/25/34	750
679	Series 2004-5, Class 2A9, 5.250%, 05/25/34	719
503	Series 2004-8, Class 2A1, 4.500%, 06/25/19	520
354	Series 2004-J1, Class 2A1, 4.750%, 01/25/19	363
1,102	Series 2004-J7, Class 2A2, 4.500%, 08/25/19	1,130

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
898	Series 2005-22, Class 2A1, VAR, 2.554%, 11/25/35	765
153	Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.000%, 02/25/21	159
	Citigroup Mortgage Loan Trust,
1,379	Series 2009-3, Class 5A2, 6.000%, 02/25/37 (e)	1,392
510	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	526
459	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	472
	Citigroup Mortgage Loan Trust, Inc.,
18	Series 2003-UST1, Class PO3, PO, 12/25/18	18
199	Series 2004-HYB4, Class AA, VAR, 0.485%, 12/25/34	173
410	Series 2004-UST1, Class A3, VAR, 2.189%, 08/25/34	412
1,307	Series 2012-A, Class A, 2.500%, 06/25/51 (e) (i)	1,269
	Credit Suisse First Boston Mortgage Securities Corp.,
180	Series 2003-29, Class 8A1, 6.000%, 11/25/18	186
1,676	Series 2004-4, Class 5A4, IF, IO, 7.395%, 08/25/34	281
600	Series 2005-1, Class 1A16, 5.500%, 02/25/35	621
127	Series 2005-7, Class 5A1, 4.750%, 08/25/20	128
349	Series 2005-10, Class 10A4, 6.000%, 11/25/35	234
746	Series 2005-10, Class 6A13, 5.500%, 11/25/35	650
293	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	304
	CSMC Trust,
1,500	Series 2010-16, Class A3, VAR, 3.519%, 06/25/50 (e)	1,530
3,977	Series 2010-11R, Class A6, VAR, 1.156%, 06/28/47 (e)	3,809
997	Series 2010-20R, Class 2A3, VAR, 3.500%, 06/27/37 (e)	995
91	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	64
409	DLJ Mortgage Acceptance Corp., Series 1993-19, Class A7, 6.750%, 01/25/24	413

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
439	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	443
931	First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1, VAR, 2.197%, 09/25/34	917
	First Horizon Mortgage Pass-Through Trust,
733	Series 2004-AR6, Class 2A1, VAR, 2.625%, 12/25/34	737
291	Series 2004-AR7, Class 2A2, VAR, 2.552%, 02/25/35	292
	GMACM Mortgage Loan Trust,
470	Series 2003-J10, Class A1, 4.750%, 01/25/19	469
260	Series 2004-J5, Class A7, 6.500%, 01/25/35	274
434	Series 2005-AR3, Class 3A4, VAR, 2.800%, 06/19/35	431
	GSR Mortgage Loan Trust,
286	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	294
504	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	539
422	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	453
350	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	364
96	Series 2005-5F, Class 8A1, VAR, 0.655%, 06/25/35	93
56	Series 2005-5F, Class 8A3, VAR, 0.655%, 06/25/35	54
469	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	449
3,783	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e) (i)	3,703
	Impac CMB Trust,
1,088	Series 2004-10, Class 3A1, VAR, 0.855%, 03/25/35	1,041
671	Series 2004-10, Class 3A2, VAR, 0.955%, 03/25/35	511
17	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	18
	JP Morgan Mortgage Trust,
1,058	Series 2004-S1, Class 3A1, 5.500%, 09/25/34	1,095
940	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	950
565	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	573

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
872	Series 2006-A2, Class 4A1, VAR, 2.495%, 08/25/34	871
681	Series 2006-A2, Class 5A3, VAR, 2.518%, 11/25/33	680
217	Series 2007-A1, Class 5A2, VAR, 2.621%, 07/25/35	221
301	JP Morgan Resecuritization Trust, Series 2010-4, Class 7A1, VAR, 1.865%, 08/26/35 (e)	300
203	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.642%, 04/21/34	205
	MASTR Alternative Loan Trust,
235	Series 2003-7, Class 4A3, 8.000%, 11/25/18	247
164	Series 2003-8, Class 3A1, 5.500%, 12/25/33	175
339	Series 2003-9, Class 5A1, 4.500%, 12/25/18	346
793	Series 2004-6, Class 6A1, 6.500%, 07/25/34	812
798	Series 2004-6, Class 7A1, 6.000%, 07/25/34	812
113	Series 2004-7, Class 30PO, PO, 08/25/34	91
73	Series 2004-7, Class 3A1, 6.500%, 08/25/34	76
411	Series 2004-8, Class 6A1, 5.500%, 09/25/19	426
530	Series 2004-10, Class 1A1, 4.500%, 09/25/19	540
168	Series 2004-11, Class 8A3, 5.500%, 10/25/19	170
28	Series 2005-1, Class 5A1, 5.500%, 01/25/20	30
	MASTR Asset Securitization Trust,
36	Series 2003-6, Class 8A1, 5.500%, 07/25/33	37
154	Series 2003-10, Class 3A1, 5.500%, 11/25/33	161
48	Series 2003-11, Class 10A1, 5.000%, 12/25/18	49
82	Series 2003-11, Class 3A1, 4.500%, 12/25/18	84
33	Series 2004-6, Class 15PO, PO, 07/25/19	32
278	Series 2004-6, Class 3A1, 5.250%, 07/25/19	283
116	Series 2004-6, Class 4A1, 5.000%, 07/25/19	118
39	Series 2004-8, Class PO, PO, 08/25/19	36

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
		Non-Agency CMO — continued
77		Series 2004-10, Class 1A1, 4.500%, 10/25/19	79
645		Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	696
218		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	174
		Merrill Lynch Mortgage Investors Trust,
589		Series 2004-C, Class A2, VAR, 0.925%, 07/25/29	558
573		Series 2004-D, Class A3, VAR, 2.125%, 09/25/29	578
		Morgan Stanley Mortgage Loan Trust,
790		Series 2004-3, Class 4A, VAR, 5.692%, 04/25/34	834
376		Series 2004-7AR, Class 2A6, VAR, 2.425%, 09/25/34	378
318		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.475%, 02/25/35	311
245		NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	250
579		Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class 1A1, VAR, 2.582%, 02/25/35	580
		PaineWebber CMO Trust,
2		Series H, Class 4, 8.750%, 04/01/18	2
—	(h)	Series L, Class 4, 8.950%, 07/01/18	—	(h)
1,035		PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	1,094
392		Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	412
		RALI Trust,
329		Series 2003-QS14, Class A1, 5.000%, 07/25/18	334
1,729		Series 2003-QS19, Class NB2, 5.750%, 10/25/33	1,834
624		Series 2004-QS3, Class CB, 5.000%, 03/25/19	638
4,000		Series 2005-QS5, Class A4, 5.750%, 04/25/35	3,698
		Residential Asset Securitization Trust,
477		Series 2003-A8, Class A1, 3.750%, 10/25/18	483
286		Series 2006-A6, Class 2A13, 6.000%, 07/25/36	253
		RFMSI Trust,
189		Series 2004-S4, Class 2A7, 4.500%, 04/25/19	195

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
373	Series 2005-SA4, Class 1A1, VAR, 2.669%, 09/25/35	314
2,812	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	2,678
88	RFSC Trust, Series 2003-RM2, Class AII, 5.000%, 05/25/18	89
734	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	735
53	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	54
1,244	Sequoia Mortgage Trust, Series 2004-8, Class A2, VAR, 1.068%, 09/20/34	1,209
	Springleaf Mortgage Loan Trust,
1,500	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	1,571
1,797	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	1,824
10,000	Series 2012-2A, Class B1, VAR, 6.000%, 10/25/57 (e) (i)	10,204
2,800	Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	2,928
464	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	464
1,265	Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	1,295
1,214	Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	1,253
2,148	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	2,140
4,075	Series 2013-1A, Class B1, VAR, 5.580%, 06/25/58 (e)	4,211
2,084	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	2,128
5,050	Series 2013-2A, Class M2, VAR, 4.480%, 12/25/65 (e)	5,201
5,000	Station Place Securitization Trust, Series 2013-1, Class A, VAR, 1.377%, 02/25/15	5,000
	Structured Adjustable Rate Mortgage Loan Trust,
517	Series 2004-14, Class 1A, VAR, 2.491%, 10/25/34	520
343	Series 2005-5, Class A1, VAR, 0.385%, 05/25/35	342
160	Series 2005-5, Class A2, VAR, 0.385%, 05/25/35	160
	Structured Asset Securities Corp.,
1,886	Series 2003-37A, Class 1A, VAR, 2.616%, 12/25/33	1,878

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
332	Series 2003-37A, Class 2A, VAR, 3.614%, 12/25/33	334
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
3,835	Series 2003-26A, Class 3A5, VAR, 2.429%, 09/25/33	3,848
380	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	389
226	Series 2004-7, Class 2A1, VAR, 5.538%, 05/25/24	233
	WaMu Mortgage Pass-Through Certificates Trust,
73	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	73
534	Series 2003-AR8, Class A, VAR, 2.397%, 08/25/33	552
341	Series 2003-AR9, Class 1A6, VAR, 2.408%, 09/25/33	354
10	Series 2003-S4, Class 3A, 5.500%, 06/25/33	10
157	Series 2004-AR3, Class A1, VAR, 2.377%, 06/25/34	161
1,451	Series 2004-AR3, Class A2, VAR, 2.377%, 06/25/34	1,481
294	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	303
294	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	307
1,421	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	1,490
136	Series 2005-AR2, Class 2A21, VAR, 0.485%, 01/25/45	134
1,333	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,244
856	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2004-RA1, Class 2A, 7.000%, 03/25/34	904
488	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	491
	Wells Fargo Mortgage-Backed Securities Trust,
376	Series 2003-17, Class 2A9, PO, 01/25/34	331
588	Series 2003-D, Class A1, VAR, 2.491%, 02/25/33	588
265	Series 2003-M, Class A1, VAR, 2.619%, 12/25/33	267
170	Series 2004-B, Class A1, VAR, 2.490%, 02/25/34	172

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
233	Series 2004-DD, Class 2A8, VAR, 2.615%, 01/25/35	214
220	Series 2004-EE, Class 3A1, VAR, 2.533%, 12/25/34	224
304	Series 2004-EE, Class 3A2, VAR, 2.533%, 12/25/34	310
682	Series 2004-K, Class 1A2, VAR, 2.615%, 07/25/34	689
73	Series 2004-Q, Class 1A3, VAR, 2.615%, 09/25/34	73
251	Series 2004-Q, Class 2A2, VAR, 2.615%, 09/25/34	247
868	Series 2004-U, Class A1, VAR, 2.587%, 10/25/34	872
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	2,198
970	Series 2005-AR16, Class 2A1, VAR, 2.619%, 02/25/34	988
5,315	Series 2005-AR3, Class 1A1, VAR, 2.619%, 03/25/35	5,403

		152,992

	Total Collateralized Mortgage Obligations (Cost $368,713)	380,908

Commercial Mortgage-Backed Securities — 8.6%
	A10 Securitization LLC,
535	Series 2012-1, Class A, 3.492%, 04/15/24 (e)	537
1,840	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	1,845
3,000	Series 2013-1, Class B, 4.120%, 11/15/25 (e)	2,984
	A10 Term Asset Financing LLC,
1,000	Series 2013-2, Class D, 6.230%, 11/15/27 (e)	1,003
6,021	Series 2014-1, Class A2, 3.020%, 04/15/33 (e)	6,038
1,171	Series 2014-1, Class C, 4.570%, 04/15/33 (e)	1,178
2,340	ACRE Commercial Mortgage Trust, (Cayman Islands), Series 2014-FL2, Class D, VAR, 3.550%, 08/15/31 (e)	2,340
2,985	BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	2,968
	Banc of America Commercial Mortgage Trust,
485	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	507

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — continued
3,103	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	3,317
3,566	Series 2006-5, Class A4, 5.414%, 09/10/47	3,800
4,000	Series 2007-2, Class AM, VAR, 5.790%, 04/10/49	4,378
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
1,730	Series 2005-1, Class AJ, VAR, 5.466%, 11/10/42	1,761
1,050	Series 2005-3, Class A4, 4.668%, 07/10/43	1,072
1,000	Series 2005-3, Class AM, 4.727%, 07/10/43	1,021
1,005	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	1,035
475	Banc of America Re-REMIC Trust, Series 2009-UB1, Class A4A, VAR, 5.673%, 06/24/50 (e)	512
5,115	BB-UBS Trust, Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	4,989
	Bear Stearns Commercial Mortgage Securities Trust,
67	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	67
620	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	626
2,570	Series 2006-PW11, Class A4, VAR, 5.600%, 03/11/39	2,697
75	Series 2006-PW12, Class A4, VAR, 5.890%, 09/11/38	80
240	Series 2006-T24, Class A4, 5.537%, 10/12/41	259
4,000	Series 2007-PW16, Class AM, VAR, 5.897%, 06/11/40	4,392
5,700	Series 2007-PW17, Class AMFL, VAR, 0.845%, 06/11/50 (e)	5,607
21,372	Capmark Mortgage Securities, Inc., Series 1998-C2, Class X, IO, VAR, 1.226%, 05/15/35	596
	CD Commercial Mortgage Trust,
7,705	Series 2005-CD1, Class AJ, VAR, 5.399%, 07/15/44	7,991
500	Series 2005-CD1, Class AM, VAR, 5.399%, 07/15/44	521
80,919	Series 2007-CD4, Class XC, IO, VAR, 0.556%, 12/11/49 (e)	618
5,000	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, VAR, 5.744%, 12/15/47 (e)	5,496
	COBALT CMBS Commercial Mortgage Trust,
3,354	Series 2006-C1, Class A4, 5.223%, 08/15/48	3,574

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

4,471	Series 2006-C1, Class AM, 5.254%, 08/15/48	4,594
	COMM Mortgage Trust,
2,500	Series 2005-LP5, Class B, VAR, 5.105%, 05/10/43	2,554
1,991	Series 2012-CR2, Class XA, IO, VAR, 2.081%, 08/15/45	208
	Commercial Mortgage Trust,
2,330	Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	2,351
7,402	Series 2006-GG7, Class AM, VAR, 6.014%, 07/10/38	7,951
19,771	COOF Securitization Trust, Series 2014-1, Class A, VAR, 3.019%, 06/15/40 (e)	2,748
	Credit Suisse Commercial Mortgage Trust,
1,500	Series 2006-C2, Class A3, VAR, 5.857%, 03/15/39	1,580
121,466	Series 2007-C2, Class AX, IO, VAR, 0.220%, 01/15/49 (e)	330
	Credit Suisse First Boston Mortgage Securities Corp.,
2,117	Series 1998-C2, Class F, VAR, 6.750%, 11/15/30 (e)	2,188
2,321	Series 2005-C3, Class AM, 4.730%, 07/15/37	2,377
5,000	CSMC Trust, Series 2014-ICE, Class C, VAR, 1.800%, 04/15/27 (e)	5,003
19,810	DBUBS Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.599%, 07/10/44 (e)	987
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
3,429	Series K038, Class A2, 3.389%, 03/25/24	3,587
76,764	Series K708, Class X1, IO, VAR, 1.639%, 01/25/19	4,433
2,505	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	2,533
587	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	609
20,000	GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class XA, IO, VAR, 1.438%, 06/05/31 (e)	1,155
	GS Mortgage Securities Trust,
465	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	486
5,000	Series 2011-GC5, Class D, VAR, 5.474%, 08/10/44 (e)	5,229
793	GSMS Trust, Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	852

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — continued
	JP Morgan Chase Commercial Mortgage Securities Trust,
2,500	Series 2005-CB11, Class AJ, VAR, 5.568%, 08/12/37	2,556
166,614	Series 2005-CB11, Class X1, IO, VAR, 0.247%, 08/12/37 (e)	114
2,000	Series 2005-CB13, Class A4, VAR, 5.420%, 01/12/43	2,080
200	Series 2005-LDP2, Class AM, 4.780%, 07/15/42	205
239,059	Series 2005-LDP5, Class X1, IO, VAR, 0.131%, 12/15/44 (e)	269
68,430	Series 2006-CB15, Class X1, IO, VAR, 0.410%, 06/12/43	310
1,285	Series 2006-CB17, Class A4, 5.429%, 12/12/43	1,372
595	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	627
920	Series 2006-LDP6, Class AM, VAR, 5.525%, 04/15/43	976
20,334	Series 2006-LDP8, Class X, IO, VAR, 0.718%, 05/15/45	187
2,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	2,010
10,588	Series 2010-C2, Class XA, IO, VAR, 2.052%, 11/15/43 (e)	684
	LB-UBS Commercial Mortgage Trust,
1,000	Series 2005-C2, Class A5, VAR, 5.150%, 04/15/30	1,011
5,000	Series 2005-C2, Class AJ, VAR, 5.205%, 04/15/30	5,105
405	Series 2006-C1, Class A4, 5.156%, 02/15/31	421
1,025	Series 2006-C4, Class A4, VAR, 6.029%, 06/15/38	1,097
560	Series 2006-C6, Class A4, 5.372%, 09/15/39	601
3,030	Series 2007-C1, Class AM, 5.455%, 02/15/40	3,282
4,586	Series 2007-C2, Class A3, 5.430%, 02/15/40	4,994
2,899	Series 2007-C7, Class A3, VAR, 5.866%, 09/15/45	3,224
	Merrill Lynch Mortgage Trust,
510	Series 2005-CKI1, Class A6, VAR, 5.462%, 11/12/37	528
1,425	Series 2005-CKI1, Class AM, VAR, 5.462%, 11/12/37	1,488
1,584	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,653

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

1,750	Series 2005-LC1, Class AJ, VAR, 5.547%, 01/12/44	1,830
2,000	Series 2005-LC1, Class AM, VAR, 5.488%, 01/12/44	2,100
1,755	Series 2006-C1, Class A4, VAR, 5.862%, 05/12/39	1,860
	ML-CFC Commercial Mortgage Trust,
1,661	Series 2006-1, Class A4, VAR, 5.651%, 02/12/39	1,746
250	Series 2006-4, Class A3, 5.172%, 12/12/49	267
107,320	Series 2006-4, Class XC, IO, VAR, 0.274%, 12/12/49 (e)	1,209
11,120	Series 2007-9, Class A4, 5.700%, 09/12/49	12,237
	Morgan Stanley Capital I Trust,
3,581	Series 2006-IQ12, Class AM, 5.370%, 12/15/43	3,861
2,925	Series 2006-IQ12, Class AMFX, 5.370%, 12/15/43	3,147
645	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	670
1,575	Series 2006-T23, Class AM, VAR, 5.984%, 08/12/41	1,708
73,456	Series 2007-HQ11, Class X, IO, VAR, 0.392%, 02/12/44 (e)	307
699	Series 2011-C3, Class A3, 4.054%, 07/15/49	747
	Morgan Stanley Re-REMIC Trust,
2,969	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	2,977
991	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	996
1,500	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	1,298
2,798	NorthStar, (Cayman Islands), Series 2013-1A, Class B, VAR, 5.155%, 08/25/29 (e)	2,826
1,334	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.355%, 08/25/29 (e)	1,335
1,805	RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	1,860
309	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.560%, 08/15/39	311
	UBS Commercial Mortgage Trust,
5,210	Series 2012-C1, Class D, VAR, 5.719%, 05/10/45 (e)	5,365
9,001	Series 2012-C1, Class XA, IO, VAR, 2.477%, 05/10/45 (e)	1,117
2,191	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	2,212

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — continued
	UBS-Barclays Commercial Mortgage Trust,
1,560	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,614
17,410	Series 2012-C2, Class XA, IO, VAR, 1.929%, 05/10/63 (e)	1,462
5,291	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	5,235
	Wachovia Bank Commercial Mortgage Trust,
144	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	144
193	Series 2005-C16, Class AJ, VAR, 4.896%, 10/15/41	195
147	Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	148
213	Series 2006-C25, Class A4, VAR, 5.896%, 05/15/43	224
3,017	Series 2006-C27, Class A3, VAR, 5.765%, 07/15/45	3,189
86,058	Series 2007-C30, Class XC, IO, VAR, 0.685%, 12/15/43 (e)	953
917	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	918
	WFRBS Commercial Mortgage Trust,
2,500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	2,729
6,640	Series 2013-C11, Class D, VAR, 4.322%, 03/15/45 (e)	6,334

	Total Commercial Mortgage-Backed Securities (Cost $235,292)	235,489

Convertible Bonds — 0.0% (g)
	Consumer Discretionary — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
102	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	—

	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
274	Upstate New York Power Producers, Inc., 20.000% (PIK), 06/15/17 (e) (v)	631

	Total Convertible Bonds (Cost $807)	631

Corporate Bonds — 34.3%
	Consumer Discretionary — 4.3%
	Auto Components — 0.2%
575	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	618
47	Dana Holding Corp., 6.750%, 02/15/21	50
1,175	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	1,281

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Auto Components — continued
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
2,025	4.875%, 03/15/19	2,081
1,000	5.875%, 02/01/22	1,042
	Johnson Controls, Inc.,
323	3.625%, 07/02/24	328
280	4.950%, 07/02/64	289
890	5.700%, 03/01/41	1,044

		6,733

	Automobiles — 0.4%
	Chrysler Group LLC/CG Co-Issuer, Inc.,
1,392	8.000%, 06/15/19	1,497
1,537	8.250%, 06/15/21	1,718
	Daimler Finance North America LLC,
1,500	2.875%, 03/10/21 (e)	1,526
560	8.500%, 01/18/31	862
	General Motors Co.,
1,585	3.500%, 10/02/18	1,619
1,500	4.875%, 10/02/23	1,605
	Jaguar Land Rover Automotive plc, (United Kingdom),
992	4.125%, 12/15/18 (e)	1,007
150	5.625%, 02/01/23 (e)	158
	Motors Liquidation Co.,
120	5.250%, 03/06/32 (i)	—	(h)
385	6.250%, 07/15/33 (i)	—	(h)
21	7.250%, 04/15/41 (i)	—	(h)
1	7.250%, 07/15/41 (i)	—	(h)
42	7.250%, 02/15/52 (i)	—	(h)
55	7.375%, 05/15/48 (i)	—	(h)
1	7.375%, 10/01/51 (i)	—	(h)
2,500	7.700%, 04/15/16 (d) (i)	—	(h)

		9,992

	Distributors — 0.0% (g)
405	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	439

	Diversified Consumer Services — 0.1%
	Service Corp. International,
665	5.375%, 05/15/24 (e)	687
963	7.625%, 10/01/18	1,110
1,420	8.000%, 11/15/21	1,675

		3,472

	Hotels, Restaurants & Leisure — 0.6%
270	CCM Merger, Inc., 9.125%, 05/01/19 (e)	287

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Hotels, Restaurants & Leisure — continued
185	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 06/01/24 (e)	186
1,070	Choice Hotels International, Inc., 5.750%, 07/01/22	1,166
2,363	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e)	1,642
815	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/20	852
430	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (e)	456
925	MCE Finance Ltd., (Cayman Islands), 5.000%, 02/15/21 (e)	920
	MGM Resorts International,
2,200	7.750%, 03/15/22	2,574
675	10.000%, 11/01/16	778
825	11.375%, 03/01/18	1,044
218	Real Mex Restaurants, Inc., 11.000%, 03/21/16 (i)	218
865	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	852
875	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	886
858	Vail Resorts, Inc., 6.500%, 05/01/19	899
400	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 05/01/20	427
2,796	Wynn Macau Ltd., (Cayman Islands), 5.250%, 10/15/21 (e)	2,845

		16,032

	Household Durables — 0.4%
600	Brookfield Residential Properties, Inc., (Canada), 6.500%, 12/15/20 (e)	637
1,037	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., (Canada), 6.125%, 07/01/22 (e)	1,074
	D.R. Horton, Inc.,
1,000	4.375%, 09/15/22	986
320	5.625%, 01/15/16	336
330	K. Hovnanian Enterprises, Inc., 7.250%, 10/15/20 (e)	355
	Lennar Corp.,
1,028	4.500%, 06/15/19	1,048
570	6.950%, 06/01/18	630
1,015	Series B, 12.250%, 06/01/17	1,264
1,820	M/I Homes, Inc., 8.625%, 11/15/18	1,920
565	Meritage Homes Corp., 7.000%, 04/01/22	617

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Household Durables — continued
	Standard Pacific Corp.,
790	8.375%, 01/15/21	928
166	10.750%, 09/15/16	194
	Toll Brothers Finance Corp.,
420	4.375%, 04/15/23	412
879	5.875%, 02/15/22	956
390	6.750%, 11/01/19	445
	WCI Communities, Inc.,
240	6.875%, 08/15/21	246
84	6.875%, 08/15/21 (e)	86

		12,134

	Internet & Catalog Retail — 0.2%
	Netflix, Inc.,
679	5.375%, 02/01/21	711
370	5.750%, 03/01/24 (e)	388
	QVC, Inc.,
1,351	4.375%, 03/15/23	1,362
170	5.125%, 07/02/22	182
75	7.375%, 10/15/20 (e)	80
3,012	SITEL LLC/Sitel Finance Corp., 11.500%, 04/01/18	2,944

		5,667

	Media — 1.9%
	21st Century Fox America, Inc.,
600	6.750%, 01/09/38	752
800	7.750%, 01/20/24	1,025
200	7.850%, 03/01/39	288
147	8.875%, 04/26/23	199
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	18
2,536	Cablevision Systems Corp., 8.000%, 04/15/20	2,891
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.,
595	5.250%, 02/15/22 (e)	608
95	5.625%, 02/15/24 (e)	98
	Clear Channel Communications, Inc.,
340	9.000%, 12/15/19	352
1,500	9.000%, 03/01/21	1,556
	Clear Channel Worldwide Holdings, Inc.,
216	6.500%, 11/15/22	230
459	Series B, 6.500%, 11/15/22	491
493	Cogeco Cable, Inc., (Canada), 4.875%, 05/01/20 (e)	498
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	349

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Media — continued
	Comcast Corp.,
2,819	4.200%, 08/15/34	2,897
850	5.900%, 03/15/16	917
240	6.300%, 11/15/17	277
435	6.500%, 11/15/35	572
177	6.550%, 07/01/39	236
471	CSC Holdings LLC, 6.750%, 11/15/21	518
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
530	5.000%, 03/01/21	594
580	6.000%, 08/15/40	690
281	Discovery Communications LLC, 4.950%, 05/15/42	295
	DISH DBS Corp.,
1,073	5.125%, 05/01/20	1,100
4,562	6.750%, 06/01/21	5,103
1,861	7.875%, 09/01/19	2,159
	Gannett Co., Inc.,
434	5.125%, 07/15/20	444
1,250	6.375%, 10/15/23 (e)	1,328
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,396
508	Lamar Media Corp., 5.000%, 05/01/23	507
470	Liberty Interactive LLC, 8.250%, 02/01/30	522
2,000	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21	2,260
810	NBCUniversal Media LLC, 5.950%, 04/01/41	1,018
	Nielsen Finance LLC/Nielsen Finance Co.,
655	4.500%, 10/01/20	659
1,221	5.000%, 04/15/22 (e)	1,233
	Numericable Group S.A., (France),
242	4.875%, 05/15/19 (e)	245
2,693	6.000%, 05/15/22 (e)	2,774
207	6.250%, 05/15/24 (e)	213
	Sirius XM Radio, Inc.,
1,930	5.250%, 08/15/22 (e)	2,055
565	5.875%, 10/01/20 (e)	590
1,090	6.000%, 07/15/24 (e)	1,134
1,015	Starz LLC/Starz Finance Corp., 5.000%, 09/15/19	1,045
	Thomson Reuters Corp., (Canada),
1,960	3.950%, 09/30/21	2,070
280	4.700%, 10/15/19	308
200	6.500%, 07/15/18	233
335	Time Warner Cable, Inc., 7.300%, 07/01/38	465

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — continued
	Time Warner Entertainment Co. LP,
415	8.375%, 03/15/23	563
1,445	8.375%, 07/15/33	2,173
182	Time Warner, Inc., 5.375%, 10/15/41	201
	Univision Communications, Inc.,
500	6.750%, 09/15/22 (e)	549
250	7.875%, 11/01/20 (e)	272
70	Viacom, Inc., 4.375%, 03/15/43	66
	Videotron Ltd., (Canada),
244	5.000%, 07/15/22	251
1,227	5.375%, 06/15/24 (e)	1,251
200	VTR Finance B.V., (Netherlands), 6.875%, 01/15/24 (e)	215
	Walt Disney Co. (The),
437	1.850%, 05/30/19	434
500	Series B, 5.875%, 12/15/17	571

		51,758

	Specialty Retail — 0.4%
220	AutoNation, Inc., 5.500%, 02/01/20	241
747	Claire’s Stores, Inc., 8.875%, 03/15/19	661
240	CST Brands, Inc., 5.000%, 05/01/23	240
1,000	Home Depot, Inc. (The), 2.000%, 06/15/19	1,002
	L Brands, Inc.,
400	5.625%, 02/15/22	430
1,900	5.625%, 10/15/23	2,047
1,600	8.500%, 06/15/19	1,928
	Lowe’s Cos., Inc.,
116	5.125%, 11/15/41	133
951	Series B, 7.110%, 05/15/37	1,307
660	Neebo, Inc., 15.000%, 06/30/16 (e)	688
500	Radio Systems Corp., 8.375%, 11/01/19 (e)	551
	Sally Holdings LLC/Sally Capital, Inc.,
246	5.500%, 11/01/23	260
1,571	5.750%, 06/01/22	1,657

		11,145

	Textiles, Apparel & Luxury Goods — 0.1%
1,329	PVH Corp., 4.500%, 12/15/22	1,319

	Total Consumer Discretionary	118,691

	Consumer Staples — 1.7%
	Beverages — 0.4%
	Anheuser-Busch Cos. LLC,
325	5.500%, 01/15/18	366
550	5.750%, 04/01/36	688

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Beverages — continued
280	7.550%, 10/01/30	400
	Anheuser-Busch InBev Finance, Inc.,
1,000	0.800%, 01/15/16	1,005
1,225	3.700%, 02/01/24	1,286
	Anheuser-Busch InBev Worldwide, Inc.,
410	6.875%, 11/15/19	503
192	7.750%, 01/15/19	237
1,047	Coca-Cola Co. (The), 1.150%, 04/01/18	1,037
	Constellation Brands, Inc.,
108	3.750%, 05/01/21	108
216	4.250%, 05/01/23	218
1,165	6.000%, 05/01/22	1,312
200	7.250%, 05/15/17	225
575	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	607
	Diageo Investment Corp.,
1,000	7.450%, 04/15/35	1,449
365	8.000%, 09/15/22	481
677	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	675
	PepsiCo, Inc.,
572	3.000%, 08/25/21	589
70	7.900%, 11/01/18	86

		11,272

	Food & Staples Retailing — 0.4%
	CVS Caremark Corp.,
110	5.750%, 06/01/17	123
555	6.125%, 09/15/39	710
1,125	Ingles Markets, Inc., 5.750%, 06/15/23	1,153
	Kroger Co. (The),
215	6.400%, 08/15/17	245
1,162	7.500%, 04/01/31	1,577
300	Series B, 7.700%, 06/01/29	402
430	New Albertsons, Inc., 8.700%, 05/01/30	435
1,500	Rite Aid Corp., 8.000%, 08/15/20	1,637
182	Walgreen Co., 1.800%, 09/15/17	183
	Wal-Mart Stores, Inc.,
1,027	1.125%, 04/11/18	1,014
300	2.550%, 04/11/23	293
1,500	3.625%, 07/08/20	1,611
160	5.250%, 09/01/35	191
1,000	6.200%, 04/15/38	1,324
260	7.550%, 02/15/30	377

		11,275

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Food Products — 0.8%
353	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	374
655	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	820
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	164
	Cargill, Inc.,
350	1.900%, 03/01/17 (e)	356
800	3.300%, 03/01/22 (e)	824
200	6.000%, 11/27/17 (e)	227
360	6.625%, 09/15/37 (e)	483
1,000	7.350%, 03/06/19 (e)	1,211
	ConAgra Foods, Inc.,
329	1.350%, 09/10/15	331
135	3.250%, 09/15/22	134
2,060	Darling Ingredients, Inc., 5.375%, 01/15/22 (e)	2,137
	H.J. Heinz Co.,
2,535	4.250%, 10/15/20	2,570
153	6.375%, 07/15/28	164
277	H.J. Heinz Finance Co., 6.750%, 03/15/32	300
	JBS USA LLC/JBS USA Finance, Inc.,
1,368	5.875%, 07/15/24 (e)	1,368
1,372	7.250%, 06/01/21 (e)	1,465
930	8.250%, 02/01/20 (e)	1,001
	Kraft Foods Group, Inc.,
429	3.500%, 06/06/22	441
488	5.000%, 06/04/42	531
599	6.125%, 08/23/18	691
575	6.875%, 01/26/39	764
1,000	Post Holdings, Inc., 6.750%, 12/01/21 (e)	1,019
	Smithfield Foods, Inc.,
591	5.250%, 08/01/18 (e)	615
1,511	5.875%, 08/01/21 (e)	1,617
175	7.750%, 07/01/17	197

		19,804

	Household Products — 0.1%
	Kimberly-Clark Corp.,
600	2.400%, 06/01/23	578
1,000	6.125%, 08/01/17	1,140
607	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	765
753	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.875%, 08/15/19	815

		3,298

	Total Consumer Staples	45,649

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Energy — 4.5%
	Energy Equipment & Services — 0.6%
303	Baker Hughes, Inc., 5.125%, 09/15/40	350
398	CGG S.A., (France), 6.875%, 01/15/22 (e)	376
	Diamond Offshore Drilling, Inc.,
750	3.450%, 11/01/23	753
70	5.875%, 05/01/19	81
280	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22 (e)	281
	Halliburton Co.,
250	7.450%, 09/15/39	368
275	7.600%, 08/15/96 (e)	431
700	8.750%, 02/15/21	909
662	Key Energy Services, Inc., 6.750%, 03/01/21	672
	National Oilwell Varco, Inc.,
448	1.350%, 12/01/17	448
100	2.600%, 12/01/22	97
98	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	101
255	Parker Drilling Co., 6.750%, 07/15/22 (e)	264
650	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	686
208	PHI, Inc., 5.250%, 03/15/19	211
	Precision Drilling Corp., (Canada),
699	5.250%, 11/15/24 (e)	699
1,097	6.500%, 12/15/21	1,165
360	6.625%, 11/15/20	382
	Schlumberger Investment S.A., (Luxembourg),
219	3.300%, 09/14/21 (e)	229
1,210	3.650%, 12/01/23	1,274
640	Schlumberger Oilfield UK plc, (United Kingdom), 4.200%, 01/15/21 (e)	704
1,797	Sea Trucks Group, (Nigeria), Reg. S, 9.000%, 03/26/18 (e)	1,680
	Seadrill Ltd., (Bermuda),
200	6.125%, 09/15/17 (e)	207
700	6.500%, 10/05/15	726
2,110	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	2,387
630	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	662
1,270	Unit Corp., 6.625%, 05/15/21	1,321

		17,464

	Oil, Gas & Consumable Fuels — 3.9%
	Access Midstream Partners LP/ACMP Finance Corp.,
1,579	4.875%, 05/15/23	1,662

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
290	5.875%, 04/15/21	308
3,000	6.125%, 07/15/22	3,262
175	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	235
278	Anadarko Holding Co., 7.150%, 05/15/28	363
	Anadarko Petroleum Corp.,
350	6.950%, 06/15/19	424
100	7.950%, 06/15/39	151
225	8.700%, 03/15/19	287
250	ANR Pipeline Co., 9.625%, 11/01/21	357
235	Antero Resources Corp., 5.125%, 12/01/22 (e)	239
	Antero Resources Finance Corp.,
180	5.375%, 11/01/21	186
450	6.000%, 12/01/20	475
775	Apache Corp., 6.900%, 09/15/18	921
	Baytex Energy Corp., (Canada),
300	5.125%, 06/01/21 (e)	300
300	5.625%, 06/01/24 (e)	300
	BP Capital Markets plc, (United Kingdom),
206	1.375%, 11/06/17	205
589	1.375%, 05/10/18	583
385	3.245%, 05/06/22	393
612	3.814%, 02/10/24	642
515	4.750%, 03/10/19	574
210	Burlington Resources Finance Co., (Canada), 7.400%, 12/01/31	304
815	Burlington Resources, Inc., 8.200%, 03/15/25	1,125
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	417
	Cenovus Energy, Inc., (Canada),
123	3.000%, 08/15/22	122
404	4.450%, 09/15/42	411
	Chesapeake Energy Corp.,
166	3.250%, 03/15/16	167
1,777	4.875%, 04/15/22	1,859
440	5.375%, 06/15/21	465
940	5.750%, 03/15/23	1,049
888	6.125%, 02/15/21	1,006
520	6.500%, 08/15/17	574
540	Chevron Corp., 1.718%, 06/24/18	544
	Cimarex Energy Co.,
500	4.375%, 06/01/24	521
1,190	5.875%, 05/01/22	1,309
402	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	422

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
1,026	CNOOC Nexen Finance 2014 ULC, (Canada), 4.250%, 04/30/24	1,068
	Concho Resources, Inc.,
450	5.500%, 10/01/22	481
545	6.500%, 01/15/22	597
1,460	7.000%, 01/15/21	1,588
215	Conoco Funding Co., (Canada), 7.250%, 10/15/31	312
	ConocoPhillips,
275	5.750%, 02/01/19	318
750	6.500%, 02/01/39	1,018
410	7.000%, 03/30/29	546
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	414
	CONSOL Energy, Inc.,
470	5.875%, 04/15/22 (e)	491
350	6.375%, 03/01/21	371
570	8.250%, 04/01/20	607
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
396	6.000%, 12/15/20	411
364	6.125%, 03/01/22	377
236	Devon Energy Corp., 3.250%, 05/15/22	240
270	Devon Financing Corp. LLC, 7.875%, 09/30/31	386
110	Ecopetrol S.A., (Colombia), 5.875%, 05/28/45	119
150	El Paso LLC, 7.000%, 06/15/17	169
150	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	174
	Encana Corp., (Canada),
150	6.500%, 05/15/19	177
215	6.625%, 08/15/37	277
2,000	Energy Transfer Equity LP, 5.875%, 01/15/24	2,112
1,210	Eni S.p.A., (Italy), Series EX2, 5.700%, 10/01/40 (e)	1,385
	EOG Resources, Inc.,
472	2.625%, 03/15/23	459
1,700	4.100%, 02/01/21	1,855
200	6.875%, 10/01/18	238
	EP Energy LLC/Everest Acquisition Finance, Inc.,
255	6.875%, 05/01/19	269
164	7.750%, 09/01/22	184
678	9.375%, 05/01/20	765
325	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18	342
	Hilcorp Energy I LP/Hilcorp Finance Co.,
725	5.000%, 12/01/24 (e)	723
220	7.625%, 04/15/21 (e)	237

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
1,100	8.000%, 02/15/20 (e)	1,161
337	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	358
	KazMunayGas National Co. JSC, (Kazakhstan),
345	6.375%, 04/09/21 (e)	390
655	Reg. S, 7.000%, 05/05/20	760
	Kinder Morgan, Inc.,
1,565	5.000%, 02/15/21 (e)	1,674
565	5.625%, 11/15/23 (e)	623
195	Laredo Petroleum, Inc., 7.375%, 05/01/22	214
410	Marathon Oil Corp., 6.000%, 10/01/17	466
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
732	4.500%, 07/15/23	744
3,000	5.500%, 02/15/23	3,165
324	6.250%, 06/15/22	348
415	6.750%, 11/01/20	444
	MEG Energy Corp., (Canada),
186	6.375%, 01/30/23 (e)	197
195	7.000%, 03/31/24 (e)	212
173	Murphy Oil USA, Inc., 6.000%, 08/15/23	183
	Newfield Exploration Co.,
625	5.750%, 01/30/22	691
750	6.875%, 02/01/20	787
890	7.125%, 05/15/18	916
281	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/21 (e)	301
504	Occidental Petroleum Corp., 2.700%, 02/15/23	494
	Peabody Energy Corp.,
1,075	6.000%, 11/15/18	1,107
1,275	6.250%, 11/15/21	1,270
325	6.500%, 09/15/20	327
	Pertamina Persero PT, (Indonesia),
400	5.250%, 05/23/21 (e)	420
400	6.000%, 05/03/42 (e)	403
	Petrobras Global Finance B.V., (Netherlands),
103	6.250%, 03/17/24	113
60	7.250%, 03/17/44	71
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	537
335	7.875%, 06/15/26	460
	Petroleos de Venezuela S.A., (Venezuela),
220	Series 2015, 5.000%, 10/28/15	204
275	Reg. S, 5.250%, 04/12/17	220

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

	Corporate Bonds — continued
		Oil, Gas & Consumable Fuels — continued
	384	Reg. S, 5.375%, 04/12/27	214
	126	Reg. S, 6.000%, 11/15/26	72
	159	Reg. S, 8.500%, 11/02/17	142
	605	Reg. S, 9.750%, 05/17/35	448
		Petroleos Mexicanos, (Mexico),
	10	3.500%, 07/18/18	11
	120	4.875%, 01/24/22	131
	60	4.875%, 01/18/24	65
	20	4.875%, 01/18/24 (e)	22
	345	5.500%, 01/21/21	388
	78	5.750%, 03/01/18	87
	120	6.375%, 01/23/45 (e)	145
	120	6.500%, 06/02/41	146
	270	6.625%, 06/15/35	333
	199	6.625%, 06/15/35	245
MXN	355	7.650%, 11/24/21 (e)	29
	30	VAR, 2.254%, 07/18/18	32
		Pioneer Natural Resources Co.,
	150	6.650%, 03/15/17	169
	1,075	7.500%, 01/15/20	1,321
		QEP Resources, Inc.,
	286	5.250%, 05/01/23	290
	475	5.375%, 10/01/22	486
	1,315	6.875%, 03/01/21	1,473
		Range Resources Corp.,
	456	5.000%, 08/15/22	485
	391	5.000%, 03/15/23	415
	200	5.750%, 06/01/21	214
	61	6.750%, 08/01/20	65
		Regency Energy Partners LP/Regency Energy Finance Corp.,
	167	4.500%, 11/01/23	168
	1,420	5.000%, 10/01/22	1,468
	2,635	5.500%, 04/15/23	2,760
	348	5.875%, 03/01/22	374
	770	6.500%, 07/15/21	836
		Rosetta Resources, Inc.,
	596	5.875%, 06/01/22	611
	491	5.875%, 06/01/24	499
	1,641	Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., 9.750%, 02/15/17	1,703
	500	Seventy Seven Operating LLC, 6.625%, 11/15/19	535
	200	Sinopec Group Overseas Development 2012 Ltd., (United Kingdom), 4.875%, 05/17/42 (e)	212

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
	SM Energy Co.,
424	5.000%, 01/15/24	428
350	6.500%, 11/15/21	380
15	6.500%, 01/01/23	16
1,790	6.625%, 02/15/19	1,871
340	Southern Star Central Corp., 5.125%, 07/15/22 (e)	344
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	191
200	State Oil Co. of the Azerbaijan Republic, (Azerbaijan), 4.750%, 03/13/23	200
	Statoil ASA, (Norway),
263	2.450%, 01/17/23	256
2,179	2.650%, 01/15/24	2,121
373	2.900%, 11/08/20	384
417	3.150%, 01/23/22	431
435	7.150%, 11/15/25	589
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	1,105
200	Swift Energy Co., 7.125%, 06/01/17	203
	Talisman Energy, Inc., (Canada),
750	5.500%, 05/15/42	829
125	5.850%, 02/01/37	140
125	6.250%, 02/01/38	147
120	7.750%, 06/01/19	148
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
500	4.250%, 11/15/23	499
1,840	5.250%, 05/01/23	1,937
300	6.375%, 08/01/22	325
400	6.875%, 02/01/21	432
295	7.875%, 10/15/18	308
164	Tesoro Corp., 5.125%, 04/01/24	164
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
1,881	5.875%, 10/01/20	1,970
1,400	6.125%, 10/15/21	1,474
640	Tosco Corp., 8.125%, 02/15/30	963
	Total Capital International S.A., (France),
206	1.550%, 06/28/17	209
3,165	2.750%, 06/19/21	3,178
	TransCanada PipeLines Ltd., (Canada),
285	2.500%, 08/01/22	276
340	3.750%, 10/16/23	356
1,000	6.200%, 10/15/37	1,289
606	7.250%, 08/15/38	860

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
410	Ultra Petroleum Corp., (Canada), 5.750%, 12/15/18 (e)	423
207	Western Refining, Inc., 6.250%, 04/01/21	215
830	Whiting Petroleum Corp., 5.000%, 03/15/19	876
	WPX Energy, Inc.,
475	5.250%, 01/15/17	500
2,207	6.000%, 01/15/22	2,367

		105,130

	Total Energy	122,594

	Financials — 8.4%
	Banks — 3.5%
110	Agromercantil Senior Trust, (Cayman Islands), 6.250%, 04/10/19 (e)	115
705	ANZ New Zealand International Ltd., (New Zealand), 3.125%, 08/10/15 (e)	722
544	Australia & New Zealand Banking Group Ltd., (Australia), 2.400%, 11/23/16 (e)	561
200	Banco Nacional de Costa Rica, (Costa Rica), 6.250%, 11/01/23 (e)	204
	Bank of America Corp.,
143	3.300%, 01/11/23	142
700	3.625%, 03/17/16	728
960	4.000%, 04/01/24	990
1,540	5.000%, 05/13/21	1,722
1,275	5.625%, 07/01/20	1,461
695	Series L, 5.650%, 05/01/18	781
500	6.400%, 08/28/17	568
1,825	6.500%, 08/01/16	2,006
1,710	6.875%, 04/25/18	1,994
1,500	Series F, 6.975%, 03/07/37	1,856
500	7.800%, 09/15/16	562
200	Bank of Ceylon, (Sri Lanka), 6.875%, 05/03/17 (e)	213
1,278	Bank of Montreal, (Canada), 1.400%, 09/11/17	1,281
880	Bank of Nova Scotia (The), (Canada), 1.375%, 12/18/17	876
679	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan), 3.850%, 01/22/15 (e)	688
	Barclays Bank plc, (United Kingdom),
200	2.250%, 05/10/17 (e)	206
980	6.050%, 12/04/17 (e)	1,102
	BB&T Corp.,
783	1.600%, 08/15/17	787
1,250	3.950%, 04/29/16	1,316
500	4.900%, 06/30/17	547

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Banks — continued
150	6.850%, 04/30/19	181
150	Caixa Economica Federal, (Brazil), 2.375%, 11/06/17 (e)	145
2,500	Capital One N.A., 1.500%, 03/22/18	2,473
	CIT Group, Inc.,
716	3.875%, 02/19/19	725
1,004	5.000%, 05/15/17	1,060
2,410	5.000%, 08/15/22	2,543
125	5.250%, 03/15/18	133
1,683	5.375%, 05/15/20	1,822
1,295	5.500%, 02/15/19 (e)	1,397
1,397	6.625%, 04/01/18 (e)	1,558
	Citigroup, Inc.,
629	3.375%, 03/01/23	633
56	4.587%, 12/15/15	59
227	4.750%, 05/19/15	234
71	5.375%, 08/09/20	81
1,550	5.500%, 02/15/17	1,694
24	6.000%, 08/15/17	27
583	6.010%, 01/15/15	595
838	6.625%, 01/15/28	1,048
645	6.875%, 06/01/25	809
1,115	7.000%, 12/01/25	1,409
1,064	8.500%, 05/22/19	1,348
1,045	Comerica Bank, 5.200%, 08/22/17	1,151
185	Comerica, Inc., 3.000%, 09/16/15	189
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
NOK 16,500	3.500%, 04/18/17	2,759
1,045	4.500%, 01/11/21	1,161
500	Fifth Third Bancorp, 5.450%, 01/15/17	546
	HSBC Bank plc, (United Kingdom),
474	1.500%, 05/15/18 (e)	469
927	4.125%, 08/12/20 (e)	1,007
650	4.750%, 01/19/21 (e)	730
395	HSBC Bank USA N.A., 6.000%, 08/09/17	446
	HSBC Holdings plc, (United Kingdom),
1,371	4.000%, 03/30/22	1,468
415	4.875%, 01/14/22	468
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,443
	National Australia Bank Ltd., (Australia),
875	2.000%, 06/20/17 (e)	893
255	3.750%, 03/02/15 (e)	259
200	National Savings Bank, (Sri Lanka), Reg. S, 8.875%, 09/18/18	228

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Banks — continued
	Nordea Bank AB, (Sweden),
1,800	3.125%, 03/20/17 (e)	1,884
886	4.875%, 05/13/21 (e)	969
	PNC Funding Corp.,
1,057	4.375%, 08/11/20	1,163
625	5.250%, 11/15/15	659
625	5.625%, 02/01/17	684
	Regions Bank,
390	6.450%, 06/26/37	465
805	7.500%, 05/15/18	950
	Royal Bank of Canada, (Canada),
1,419	1.200%, 09/19/17	1,415
743	2.000%, 10/01/18	753
1,200	2.300%, 07/20/16	1,235
	Royal Bank of Scotland Group plc, (United Kingdom),
4,070	6.100%, 06/10/23	4,443
3,690	6.125%, 12/15/22	4,035
897	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	898
1,545	SpareBank 1 Boligkreditt A.S., (Norway), 1.750%, 11/15/19 (e)	1,512
2,600	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	2,572
225	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	227
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,909
570	Toronto-Dominion Bank (The), (Canada), 1.500%, 03/13/17 (e)	576
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,704
	Wachovia Corp.,
1,555	5.750%, 02/01/18	1,767
515	SUB, 7.574%, 08/01/26	678
	Wells Fargo & Co.,
1,607	2.150%, 01/15/19	1,619
853	5.606%, 01/15/44	1,001
1,665	5.625%, 12/11/17	1,883
1,025	SUB, 3.676%, 06/15/16	1,078
750	Wells Fargo Bank N.A., 6.000%, 11/15/17	853
942	Westpac Banking Corp., (Australia), 4.875%, 11/19/19	1,064

		94,615

	Capital Markets — 1.5%
	Bank of New York Mellon Corp. (The),
1,033	2.400%, 01/17/17	1,065

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Capital Markets — continued
440	2.500%, 01/15/16	451
530	4.600%, 01/15/20	589
	BlackRock, Inc.,
381	3.375%, 06/01/22	395
315	3.500%, 03/18/24	323
978	Series 2, 5.000%, 12/10/19	1,118
1,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	1,176
750	Charles Schwab Corp. (The), 3.225%, 09/01/22	764
	Deutsche Bank AG, (Germany),
1,110	1.350%, 05/30/17	1,108
1,475	3.250%, 01/11/16	1,524
	Goldman Sachs Group, Inc. (The),
704	2.625%, 01/31/19	713
1,276	3.300%, 05/03/15	1,300
920	3.625%, 02/07/16	955
326	3.700%, 08/01/15	335
911	3.850%, 07/08/24	928
1,224	4.000%, 03/03/24	1,262
1,191	5.250%, 07/27/21	1,342
819	5.375%, 03/15/20	925
2,380	5.950%, 01/18/18	2,686
102	Series D, 6.000%, 06/15/20	119
285	6.250%, 09/01/17	322
965	6.750%, 10/01/37	1,190
205	7.500%, 02/15/19	248
761	ING Bank N.V., (Netherlands), 3.750%, 03/07/17 (e)	804
1,162	Invesco Finance plc, (United Kingdom), 4.000%, 01/30/24	1,229
	Jefferies Group LLC,
950	6.250%, 01/15/36	1,019
140	6.450%, 06/08/27	158
325	6.875%, 04/15/21	384
555	8.500%, 07/15/19	693
	Lehman Brothers Holdings, Inc.,
235	3.600%, 12/30/16 (d)	47
1,000	5.750%, 11/17/13 (d)	200
295	8.000%, 08/01/15 (d)	59
995	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	1,079
639	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	737
	Morgan Stanley,
329	1.750%, 02/25/16	333

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Capital Markets — continued
198	4.000%, 07/24/15	204
867	5.000%, 11/24/25	931
243	5.500%, 07/24/20	276
2,450	5.500%, 07/28/21	2,815
310	5.625%, 09/23/19	354
920	5.750%, 01/25/21	1,068
320	5.950%, 12/28/17	362
1,315	6.000%, 04/28/15	1,362
1,250	6.625%, 04/01/18	1,448
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
625	5.625%, 03/15/20 (e)	658
115	5.875%, 03/15/22 (e)	123
	Nomura Holdings, Inc., (Japan),
200	5.000%, 03/04/15	204
193	6.700%, 03/04/20	232
740	Northern Trust Co. (The), 5.850%, 11/09/17	837
	State Street Corp.,
459	3.100%, 05/15/23	453
935	3.700%, 11/20/23	983
	UBS AG, (Switzerland),
440	5.750%, 04/25/18	501
262	5.875%, 12/20/17	297

		40,688

	Consumer Finance — 1.0%
	Ally Financial, Inc.,
10	4.750%, 09/10/18	10
1,500	6.250%, 12/01/17	1,652
4,385	7.500%, 09/15/20	5,245
705	8.000%, 03/15/20	857
820	8.000%, 11/01/31	1,061
	American Express Credit Corp.,
405	2.375%, 03/24/17	417
861	2.800%, 09/19/16	894
	American Honda Finance Corp.,
453	1.600%, 02/16/18 (e)	453
200	2.125%, 02/28/17 (e)	205
835	7.625%, 10/01/18 (e)	1,019
533	Capital One Financial Corp., 3.500%, 06/15/23	537
	Caterpillar Financial Services Corp.,
1,242	Series G, 1.250%, 11/06/17	1,238
581	2.850%, 06/01/22	582
850	5.450%, 04/15/18	964
206	First Cash Financial Services, Inc., 6.750%, 04/01/21 (e)	217

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Consumer Finance — continued
	Ford Motor Credit Co. LLC,
505	3.984%, 06/15/16	531
639	4.207%, 04/15/16	671
	General Motors Financial Co., Inc.,
432	2.750%, 05/15/16	436
625	3.250%, 05/15/18	630
640	4.250%, 05/15/23	654
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	1,036
400	7.350%, 11/27/32	508
2,340	HSBC USA, Inc., 1.625%, 01/16/18	2,348
	John Deere Capital Corp.,
290	1.700%, 01/15/20	284
610	2.250%, 04/17/19	619
559	3.350%, 06/12/24	569
515	5.350%, 04/03/18	581
4,000	Nissan Motor Acceptance Corp., 1.000%, 03/15/16 (e)	4,005
555	PACCAR Financial Corp., 1.600%, 03/15/17	562

		28,785

	Diversified Financial Services — 1.0%
2,400	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	1,848
3,000	Capmark Financial Group, Inc., 0.000%, 05/10/10 (d) (i)	15
12,277	Capmark Financial Group, Inc., Escrow, 0.000%, 05/10/10 (d) (i)	61
950	CME Group, Inc., 3.000%, 09/15/22	955
1,500	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	1,215
525	Countrywide Financial Corp., 6.250%, 05/15/16	569
1,002	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	1,057
EUR 1,200	GE Capital European Funding, (Ireland), 5.250%, 05/18/15	1,632
	General Electric Capital Corp.,
633	1.000%, 12/11/15	637
436	1.600%, 11/20/17	439
JPY 100,000	Series 15BR, 2.215%, 11/20/20	1,057
4,671	2.300%, 04/27/17	4,802
750	3.150%, 09/07/22	760
294	5.300%, 02/11/21	337
325	5.500%, 01/08/20	375
790	5.625%, 05/01/18	899
3,370	5.875%, 01/14/38	4,189

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Diversified Financial Services — continued
1,100	Series A, 6.750%, 03/15/32	1,481
145	6.875%, 01/10/39	201
565	Intercontinental Exchange, Inc., 2.500%, 10/15/18	577
1,000	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	1,076
170	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	227
290	Nielsen Co. Luxembourg SARL (The), (Luxembourg), 5.500%, 10/01/21 (e)	300
125	Petronas Capital Ltd., (Malaysia), Reg. S, 5.250%, 08/12/19	141
	Shell International Finance B.V., (Netherlands),
425	1.125%, 08/21/17	425
500	4.300%, 09/22/19	554
	Siemens Financieringsmaatschappij N.V., (Netherlands),
1,830	5.750%, 10/17/16 (e)	2,015
300	6.125%, 08/17/26 (e)	378
200	Unifin Financiera S.A.P.I. de C.V., (Mexico), 6.250%, 07/22/19 (e)	199

		28,421

	Insurance — 1.0%
651	Allstate Corp. (The), 3.150%, 06/15/23	659
	Aon Corp.,
191	3.500%, 09/30/15	197
240	6.250%, 09/30/40	307
	Berkshire Hathaway Finance Corp.,
496	1.300%, 05/15/18	490
475	3.000%, 05/15/22	482
1,000	5.400%, 05/15/18	1,131
500	5.750%, 01/15/40	621
315	Chubb Corp. (The), 5.750%, 05/15/18	359
642	CNA Financial Corp., 5.875%, 08/15/20	744
771	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	825
1,206	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	1,420
	Liberty Mutual Group, Inc.,
375	6.500%, 05/01/42 (e)	465
920	7.800%, 03/15/37 (e)	1,086
331	VAR, 10.750%, 06/15/58 (e)	515
152	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	175
	MassMutual Global Funding II,
2,085	2.500%, 10/17/22 (e)	2,034

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Insurance — continued
382	3.125%, 04/14/16 (e)	397
160	MetLife, Inc., 6.750%, 06/01/16	177
	Metropolitan Life Global Funding I,
924	1.500%, 01/10/18 (e)	921
400	3.650%, 06/14/18 (e)	427
400	3.875%, 04/11/22 (e)	428
	Nationwide Mutual Insurance Co.,
1,465	7.875%, 04/01/33 (e)	2,003
1,000	9.375%, 08/15/39 (e)	1,580
	New York Life Global Funding,
1,354	2.150%, 06/18/19 (e)	1,360
250	3.000%, 05/04/15 (e)	255
303	New York Life Insurance Co., 6.750%, 11/15/39 (e)	413
400	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	431
1,105	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	1,740
1,489	Pricoa Global Funding I, 1.600%, 05/29/18 (e)	1,477
175	Principal Financial Group, Inc., 8.875%, 05/15/19	224
	Principal Life Global Funding II,
492	1.000%, 12/11/15 (e)	494
744	2.250%, 10/15/18 (e)	750
	Prudential Financial, Inc.,
205	Series D, 7.375%, 06/15/19	252
551	VAR, 5.625%, 06/15/43	591
405	Travelers Cos., Inc. (The), 5.800%, 05/15/18	461
700	Travelers Property Casualty Corp., 7.750%, 04/15/26	966

		26,857

	Real Estate Investment Trusts (REITs) — 0.4%
723	American Tower Trust I, 1.551%, 03/15/18 (e)	716
344	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	356
	Crown Castle International Corp.,
608	4.875%, 04/15/22	619
1,293	5.250%, 01/15/23	1,335
583	DuPont Fabros Technology LP, 5.875%, 09/15/21	609
	Equity Commonwealth,
1,865	5.875%, 09/15/20	2,027
300	6.650%, 01/15/18	333
	HCP, Inc.,
564	2.625%, 02/01/20	563

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
500	5.375%, 02/01/21	567
367	Potlatch Corp., 7.500%, 11/01/19	424
	Simon Property Group LP,
492	5.650%, 02/01/20	573
915	6.100%, 05/01/16	985
675	6.125%, 05/30/18	781
415	6.750%, 02/01/40	573

		10,461

	Real Estate Management & Development — 0.0% (g)
405	CBRE Services, Inc., 6.625%, 10/15/20	426
335	Kennedy-Wilson, Inc., 8.750%, 04/01/19	358
318	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	323

		1,107

	Total Financials	230,934

	Health Care — 1.8%
	Biotechnology — 0.2%
	Amgen, Inc.,
640	3.875%, 11/15/21	682
325	5.150%, 11/15/41	360
400	5.375%, 05/15/43	460
289	5.650%, 06/15/42	343
150	5.700%, 02/01/19	172
618	5.750%, 03/15/40	740
300	6.375%, 06/01/37	381
130	6.900%, 06/01/38	176
705	Celgene Corp., 3.625%, 05/15/24	718

		4,032

	Health Care Equipment & Supplies — 0.1%
	Becton Dickinson and Co.,
100	5.000%, 05/15/19	113
400	6.000%, 05/15/39	519
160	Hologic, Inc., 6.250%, 08/01/20	169
	Mallinckrodt International Finance S.A., (Luxembourg),
240	3.500%, 04/15/18	236
517	4.750%, 04/15/23	488
361	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, (Luxembourg), 5.750%, 08/01/22 (e)	369
645	Teleflex, Inc., 5.250%, 06/15/24 (e)	657

		2,551

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Providers & Services — 1.1%
224	Aetna, Inc., 4.500%, 05/15/42	229
180	Amsurg Corp., 5.625%, 11/30/20	185
550	Catamaran Corp., (Canada), 4.750%, 03/15/21	554
275	Centene Corp., 4.750%, 05/15/22	279
	CHS/Community Health Systems, Inc.,
1,340	5.125%, 08/15/18	1,393
710	5.125%, 08/01/21 (e)	728
	DaVita HealthCare Partners, Inc.,
370	5.125%, 07/15/24	375
600	6.625%, 11/01/20	633
	Fresenius Medical Care U.S. Finance II, Inc.,
346	5.625%, 07/31/19 (e)	373
1,064	5.875%, 01/31/22 (e)	1,170
	Fresenius Medical Care U.S. Finance, Inc.,
500	5.750%, 02/15/21 (e)	542
1,250	6.500%, 09/15/18 (e)	1,394
1,000	6.875%, 07/15/17	1,113
	HCA, Inc.,
947	3.750%, 03/15/19	954
680	4.750%, 05/01/23	686
1,610	5.000%, 03/15/24	1,640
947	5.875%, 03/15/22	1,030
2,810	6.500%, 02/15/20	3,144
750	7.250%, 09/15/20	797
977	inVentiv Health, Inc., 11.000%, 08/15/18 (e)	811
	LifePoint Hospitals, Inc.,
916	5.500%, 12/01/21 (e)	957
600	6.625%, 10/01/20	641
460	McKesson Corp., 0.950%, 12/04/15	461
305	Medco Health Solutions, Inc., 2.750%, 09/15/15	312
1,060	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	1,129
413	Omnicare, Inc., 7.750%, 06/01/20	441
	Tenet Healthcare Corp.,
1,328	4.375%, 10/01/21	1,318
750	4.500%, 04/01/21	752
210	4.750%, 06/01/20	214
1,962	6.000%, 10/01/20	2,129
440	6.250%, 11/01/18	479
806	UnitedHealth Group, Inc., 3.375%, 11/15/21	841
	Universal Health Services, Inc.,
172	3.750%, 08/01/19 (e)	174
282	4.750%, 08/01/22 (e)	287

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Health Care Providers & Services — continued
588	Ventas Realty LP, 3.750%, 05/01/24	589
	WellPoint, Inc.,
577	3.125%, 05/15/22	578
1,505	3.300%, 01/15/23	1,509

		30,841

	Life Sciences Tools & Services — 0.0% (g)
628	Thermo Fisher Scientific, Inc., 1.300%, 02/01/17	628

	Pharmaceuticals — 0.4%
1,523	AbbVie, Inc., 1.750%, 11/06/17	1,531
	Endo Finance LLC & Endo Finco, Inc.,
250	7.000%, 07/15/19 (e)	266
245	7.250%, 01/15/22 (e)	265
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,214
425	Hospira, Inc., 5.200%, 08/12/20	465
	Merck & Co., Inc.,
562	2.800%, 05/18/23	558
1,000	6.550%, 09/15/37	1,367
	Novartis Capital Corp.,
705	3.400%, 05/06/24	726
335	4.400%, 04/24/20	374
	Pfizer, Inc.,
800	3.000%, 06/15/23	809
250	6.200%, 03/15/19	295
604	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	705
	Valeant Pharmaceuticals International, Inc., (Canada),
450	5.625%, 12/01/21 (e)	457
135	6.375%, 10/15/20 (e)	141
440	6.750%, 08/15/18 (e)	471
200	6.750%, 08/15/21 (e)	210
449	7.500%, 07/15/21 (e)	490
555	Wyeth LLC, 5.500%, 02/15/16	594

		10,938

	Total Health Care	48,990

	Industrials — 3.3%
	Aerospace & Defense — 0.4%
589	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	573
	Alliant Techsystems, Inc.,
497	5.250%, 10/01/21 (e)	507
400	6.875%, 09/15/20	432

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Aerospace & Defense — continued
	B/E Aerospace, Inc.,
311	5.250%, 04/01/22	337
225	6.875%, 10/01/20	242
	BAE Systems Holdings, Inc.,
850	5.200%, 08/15/15 (e)	886
145	6.375%, 06/01/19 (e)	170
	Bombardier, Inc., (Canada),
659	4.250%, 01/15/16 (e)	674
425	4.750%, 04/15/19 (e)	430
421	6.125%, 01/15/23 (e)	432
228	Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19 (e)	235
1,066	Lockheed Martin Corp., 4.070%, 12/15/42	1,058
414	Spirit AeroSystems, Inc., 5.250%, 03/15/22 (e)	420
700	Triumph Group, Inc., 4.875%, 04/01/21	698
	United Technologies Corp.,
2,471	4.500%, 06/01/42	2,660
735	6.125%, 02/01/19	864

		10,618

	Air Freight & Logistics — 0.0% (g)
235	United Parcel Service of America, Inc., SUB, 8.375%, 04/01/30	351
534	United Parcel Service, Inc., 2.450%, 10/01/22	522
141	XPO Logistics, Inc., 7.875%, 09/01/19 (e)	147

		1,020

	Airlines — 0.2%
973	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	988
1,288	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	1,391
475	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	542
275	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	315
814	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	912
53	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	62
274	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	310
269	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	292
336	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
		Airlines — continued
744		Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	854
480		UAL 2007-1 Pass-Through Trust, Series B, 7.336%, 07/02/19	528
—	(h)	UAL 2009-1 Pass-Through Trust, 10.400%, 11/01/16	—	(h)

			6,569

		Building Products — 0.3%
		Building Materials Corp. of America,
2,335		6.750%, 05/01/21 (e)	2,504
555		6.875%, 08/15/18 (e)	576
25		7.500%, 03/15/20 (e)	27
375		Calcipar S.A., (Luxembourg), 6.875%, 05/01/18 (e)	390
1,100		Griffon Corp., 5.250%, 03/01/22	1,089
		Masco Corp.,
2,432		5.950%, 03/15/22	2,654
95		7.125%, 03/15/20	109
138		USG Corp., 5.875%, 11/01/21 (e)	144

			7,493

		Commercial Services & Supplies — 0.6%
		ADT Corp. (The),
361		3.500%, 07/15/22	322
425		4.125%, 04/15/19	426
1,764		4.125%, 06/15/23	1,640
2,220		6.250%, 10/15/21	2,348
550		Clean Harbors, Inc., 5.125%, 06/01/21	558
		Covanta Holding Corp.,
330		5.875%, 03/01/24	342
1,730		6.375%, 10/01/22	1,855
		Deluxe Corp.,
764		6.000%, 11/15/20	795
600		7.000%, 03/15/19	630
670		Harland Clarke Holdings Corp., 9.750%, 08/01/18 (e)	728
2,300		ILFC E-Capital Trust I, VAR, 5.020%, 12/21/65 (e)	2,219
600		ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	596
620		Iron Mountain, Inc., 5.750%, 08/15/24	637
		Quebecor World Capital Corp., (Canada),
1,145		6.125%, 10/15/14 (d) (i)	4
1,160		6.500%, 08/01/27 (d) (i)	4
265		9.750%, 01/15/15 (d) (i)	1

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Commercial Services & Supplies — continued
	R.R. Donnelley & Sons Co.,
410	6.000%, 04/01/24	411
145	6.500%, 11/15/23	150
875	7.625%, 06/15/20	997
75	7.875%, 03/15/21	85
348	Republic Services, Inc., 3.550%, 06/01/22	363

		15,111

	Construction & Engineering — 0.3%
	ABB Finance USA, Inc.,
75	1.625%, 05/08/17	76
303	2.875%, 05/08/22	303
326	4.375%, 05/08/42	343
1,930	Dycom Investments, Inc., 7.125%, 01/15/21	2,065
360	Fluor Corp., 3.375%, 09/15/21	375
1,000	MasTec, Inc., 4.875%, 03/15/23	975
193	Odebrecht Offshore Drilling Finance Ltd., (Cayman Islands), 6.750%, 10/01/22 (e)	207
2,825	Tutor Perini Corp., 7.625%, 11/01/18	2,949

		7,293

	Electrical Equipment — 0.1%
550	Eaton Corp., 5.600%, 05/15/18	624
	Power Sector Assets & Liabilities Management Corp., (Philippines),
130	7.250%, 05/27/19 (e)	155
100	7.390%, 12/02/24 (e)	129
1,000	Sensata Technologies B.V., (Netherlands), 4.875%, 10/15/23 (e)	990

		1,898

	Industrial Conglomerates — 0.1%
459	Danaher Corp., 3.900%, 06/23/21	500
	General Electric Co.,
425	0.850%, 10/09/15	427
501	2.700%, 10/09/22	495
	Hutchison Whampoa International 12 II Ltd., (Cayman Islands),
437	2.000%, 11/08/17 (e)	441
257	3.250%, 11/08/22 (e)	257
300	J.M. Huber Corp., 9.875%, 11/01/19 (e)	338
215	Koninklijke Philips N.V., (Netherlands), 7.200%, 06/01/26	274

		2,732

	Machinery — 0.3%
415	Actuant Corp., 5.625%, 06/15/22	435
455	Amsted Industries, Inc., 5.000%, 03/15/22 (e)	459

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Machinery — continued
800	Bluewater Holding B.V., (Netherlands), Reg. S, 10.000%, 12/10/19 (e)	848
2,135	Briggs & Stratton Corp., 6.875%, 12/15/20	2,375
	Caterpillar, Inc.,
198	2.600%, 06/26/22	195
680	3.803%, 08/15/42	654
	CNH Industrial Capital LLC,
850	3.375%, 07/15/19 (e)	837
655	3.625%, 04/15/18	660
2,104	Illinois Tool Works, Inc., 3.900%, 09/01/42	2,046
165	Ingersoll-Rand Co., 7.200%, 06/01/25	189
440	Parker Hannifin Corp., 6.250%, 05/15/38	581

		9,279

	Marine — 0.1%
285	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22 (e)	295
1,359	Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21	1,449

		1,744

	Professional Services — 0.0% (g)
	FTI Consulting, Inc.,
244	6.000%, 11/15/22	252
290	6.750%, 10/01/20	306

		558

	Road & Rail — 0.5%
228	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	248
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
245	5.125%, 06/01/22 (e)	247
598	5.500%, 04/01/23	611
397	Burlington Northern and Santa Fe Railway Co. 2000-2 Pass-Through Trust, Series 00-2, 7.908%, 01/15/20	460
	Burlington Northern Santa Fe LLC,
162	3.000%, 03/15/23	160
510	4.375%, 09/01/42	514
220	5.650%, 05/01/17	245
1,150	6.700%, 08/01/28	1,447
927	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	1,261
	Canadian Pacific Railway Co., (Canada),
165	7.250%, 05/15/19	202
280	9.450%, 08/01/21	385

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Road & Rail — continued
1,075	CSX Corp., 7.375%, 02/01/19	1,306
	ERAC USA Finance LLC,
200	3.300%, 10/15/22 (e)	201
250	6.375%, 10/15/17 (e)	286
800	6.700%, 06/01/34 (e)	1,030
	Hertz Corp. (The),
370	6.250%, 10/15/22	386
591	6.750%, 04/15/19	620
200	Kazakhstan Temir Zholy Finance B.V., (Netherlands), Reg. S, 6.950%, 07/10/42	226
	Norfolk Southern Corp.,
462	2.903%, 02/15/23	453
1,415	3.250%, 12/01/21	1,462
595	6.000%, 05/23/11[3]	738
576	Ryder System, Inc., 3.600%, 03/01/16	600
	Union Pacific Corp.,
341	4.163%, 07/15/22	374
283	4.300%, 06/15/42	294
157	Union Pacific Railroad Co. 2003 Pass-Through Trust, Series 03-1, 4.698%, 01/02/24	173

		13,929

	Trading Companies & Distributors — 0.4%
	Aircastle Ltd., (Bermuda),
213	6.250%, 12/01/19	231
1,085	7.625%, 04/15/20	1,245
200	Fly Leasing Ltd., (Bermuda), 6.750%, 12/15/20	213
	International Lease Finance Corp.,
850	4.625%, 04/15/21	870
1,675	6.250%, 05/15/19	1,857
3,840	8.250%, 12/15/20	4,695
675	8.625%, 01/15/22	847
	United Rentals North America, Inc.,
300	5.750%, 07/15/18	316
750	5.750%, 11/15/24	785

		11,059

	Total Industrials	89,303

	Information Technology — 1.9%
	Communications Equipment — 0.1%
2,408	Avaya, Inc., 10.500%, 03/01/21 (e)	2,209
216	Brocade Communications Systems, Inc., 4.625%, 01/15/23	211
	Cisco Systems, Inc.,
149	2.900%, 03/04/21	153

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Communications Equipment — continued
500	5.500%, 01/15/40	598
375	5.900%, 02/15/39	468

		3,639

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
250	6.000%, 04/01/20	283
100	7.500%, 01/15/27	125
143	Belden, Inc., 5.250%, 07/15/24 (e)	141
500	Brightstar Corp., 7.250%, 08/01/18 (e)	545
292	CDW LLC/CDW Finance Corp., 6.000%, 08/15/22	308
804	Flextronics International Ltd., (Singapore), 5.000%, 02/15/23	830
287	Sanmina Corp., 4.375%, 06/01/19 (e)	289

		2,521

	Internet Software & Services — 0.3%
	eBay, Inc.,
991	2.600%, 07/15/22	963
1,500	2.875%, 08/01/21	1,503
2,500	3.450%, 08/01/24	2,514
	Equinix, Inc.,
1,000	4.875%, 04/01/20	1,020
1,235	7.000%, 07/15/21	1,348
90	IAC/InterActiveCorp., 4.875%, 11/30/18	93

		7,441

	IT Services — 0.4%
450	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	452
510	Cardtronics, Inc., 5.125%, 08/01/22 (e)	516
	First Data Corp.,
2,834	6.750%, 11/01/20 (e)	3,068
2,706	11.250%, 01/15/21	3,146
180	12.625%, 01/15/21	220
	International Business Machines Corp.,
214	1.250%, 02/06/17	216
1,599	1.625%, 05/15/20	1,542
720	4.000%, 06/20/42	708
770	5.875%, 11/29/32	979
650	7.000%, 10/30/25	875
750	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.750%, 04/15/23	801

		12,523

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Semiconductors & Semiconductor Equipment — 0.2%
	Intel Corp.,
565	2.700%, 12/15/22	555
1,239	3.300%, 10/01/21	1,295
	Micron Technology, Inc.,
1,100	5.500%, 02/01/25 (e)	1,114
582	5.875%, 02/15/22 (e)	623
475	National Semiconductor Corp., 6.600%, 06/15/17	545
462	Texas Instruments, Inc., 1.650%, 08/03/19	453

		4,585

	Software — 0.4%
	Activision Blizzard, Inc.,
1,135	5.625%, 09/15/21 (e)	1,227
1,680	6.125%, 09/15/23 (e)	1,848
	Audatex North America, Inc.,
1,130	6.000%, 06/15/21 (e)	1,198
422	6.125%, 11/01/23 (e)	447
655	Intuit, Inc., 5.750%, 03/15/17	727
	Microsoft Corp.,
519	2.125%, 11/15/22	500
545	3.625%, 12/15/23	577
595	4.500%, 10/01/40	637
	Oracle Corp.,
1,821	2.500%, 10/15/22	1,772
785	Series NOTE, 2.800%, 07/08/21	793
780	4.300%, 07/08/34	815
241	5.375%, 07/15/40	283
1,030	6.500%, 04/15/38	1,362

		12,186

	Technology Hardware, Storage & Peripherals — 0.4%
	Apple, Inc.,
1,087	1.000%, 05/03/18	1,066
1,648	2.400%, 05/03/23	1,581
1,270	2.850%, 05/06/21	1,293
981	Dell, Inc., 3.100%, 04/01/16	992
1,000	EMC Corp., 1.875%, 06/01/18	1,002
	Hewlett-Packard Co.,
524	4.300%, 06/01/21	564
290	4.375%, 09/15/21	314
250	5.500%, 03/01/18	282
141	6.000%, 09/15/41	167
	NCR Corp.,
399	5.000%, 07/15/22	401
419	5.875%, 12/15/21	439

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — continued
1,122	6.375%, 12/15/23	1,212
	Nokia OYJ, (Finland),
783	5.375%, 05/15/19	838
387	6.625%, 05/15/39	417

		10,568

	Total Information Technology	53,463

	Materials — 2.5%
	Chemicals — 0.8%
	Ashland, Inc.,
453	3.000%, 03/15/16	459
558	3.875%, 04/15/18	572
1,675	4.750%, 08/15/22	1,677
1,500	Axiall Corp., 4.875%, 05/15/23	1,502
370	Basell Finance Co., B.V., (Netherlands), 8.100%, 03/15/27 (e)	503
	Celanese US Holdings LLC,
1,520	4.625%, 11/15/22	1,547
160	6.625%, 10/15/18	166
242	Dow Chemical Co. (The), 4.250%, 11/15/20	264
	E.I. du Pont de Nemours & Co.,
721	1.950%, 01/15/16	734
168	2.800%, 02/15/23	166
1,175	4.900%, 01/15/41	1,298
625	6.500%, 01/15/28	809
363	Ecolab, Inc., 1.450%, 12/08/17	363
	LyondellBasell Industries N.V., (Netherlands),
580	5.000%, 04/15/19	648
250	6.000%, 11/15/21	299
	Monsanto Co.,
301	4.200%, 07/15/34	312
468	4.700%, 07/15/64	486
	Mosaic Co. (The),
429	3.750%, 11/15/21	450
354	4.250%, 11/15/23	378
429	4.875%, 11/15/41	444
364	5.450%, 11/15/33	415
210	NOVA Chemicals Corp., (Canada), 5.250%, 08/01/23 (e)	226
240	Nufarm Australia Ltd., (Australia), 6.375%, 10/15/19 (e)	245
400	Olin Corp., 5.500%, 08/15/22	420
	PolyOne Corp.,
750	5.250%, 03/15/23	774
606	7.375%, 09/15/20	653

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chemicals — continued
200	PPG Industries, Inc., 9.000%, 05/01/21	263
375	Praxair, Inc., 5.200%, 03/15/17	413
	Rain CII Carbon LLC/CII Carbon Corp.,
950	8.000%, 12/01/18 (e)	988
300	8.250%, 01/15/21 (e)	315
635	Rayonier AM Products, Inc., 5.500%, 06/01/24 (e)	622
500	Scotts Miracle-Gro Co. (The), 6.625%, 12/15/20	534
1,305	Union Carbide Corp., 7.750%, 10/01/96	1,703

		20,648

	Construction Materials — 0.3%
1,500	Cemex Espana S.A., (Spain), 9.875%, 04/30/19 (e)	1,702
1,687	Cemex Finance LLC, 9.660%, 02/14/17 (i)	1,695
500	Cemex S.A.B. de C.V., (Mexico), 9.000%, 01/11/18 (e)	531
385	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	413
400	Lafarge S.A., (France), 7.125%, 07/15/36	458
	Vulcan Materials Co.,
475	7.000%, 06/15/18	537
1,871	7.500%, 06/15/21	2,222

		7,558

	Containers & Packaging — 0.2%
	Ball Corp.,
800	4.000%, 11/15/23	766
950	5.000%, 03/15/22	987
865	5.750%, 05/15/21	912
360	Cascades, Inc., (Canada), 5.500%, 07/15/22 (e)	357
566	Constar International, Inc., 11.000%, 12/31/17 (d) (i)	94
725	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	774
966	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	948
576	Graphic Packaging International, Inc., 4.750%, 04/15/21	588
275	Sealed Air Corp., 6.500%, 12/01/20 (e)	303
826	Silgan Holdings, Inc., 5.500%, 02/01/22	855

		6,584

	Metals & Mining — 1.1%
650	AK Steel Corp., 8.750%, 12/01/18	720

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Metals & Mining — continued
	Alcoa, Inc.,
1,024	5.400%, 04/15/21	1,116
940	5.720%, 02/23/19	1,043
1,159	5.870%, 02/23/22	1,288
813	5.900%, 02/01/27	891
544	6.150%, 08/15/20	613
872	6.750%, 01/15/28	1,002
450	APERAM, (Luxembourg), 7.750%, 04/01/18 (e)	472
	ArcelorMittal, (Luxembourg),
1,000	5.111%, 02/25/17	1,046
3,345	6.750%, 02/25/22	3,734
1,000	7.500%, 10/15/39	1,088
2,525	10.350%, 06/01/19	3,181
	BHP Billiton Finance USA Ltd., (Australia),
575	5.400%, 03/29/17	637
120	6.500%, 04/01/19	144
372	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, (Australia), 7.125%, 05/01/18 (e)	390
	Commercial Metals Co.,
770	4.875%, 05/15/23	754
785	6.500%, 07/15/17	856
597	First Quantum Minerals Ltd., (Canada), 7.250%, 05/15/22 (e)	630
	FMG Resources August 2006 Pty Ltd., (Australia),
141	6.000%, 04/01/17 (e)	147
575	6.875%, 02/01/18 (e)	605
1,010	Freeport-McMoRan, Inc., 2.150%, 03/01/17	1,029
200	Fresnillo plc, (United Kingdom), 5.500%, 11/13/23 (e)	213
100	Glencore Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	120
918	Kaiser Aluminum Corp., 8.250%, 06/01/20	1,025
350	KGHM International Ltd., (Canada), 7.750%, 06/15/19 (e)	376
1,510	Nucor Corp., 6.400%, 12/01/37	1,891
660	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	748
	Rio Tinto Finance USA Ltd., (Australia),
538	3.500%, 11/02/20	566
1,121	3.750%, 09/20/21	1,193
500	9.000%, 05/01/19	651
	Steel Dynamics, Inc.,
605	6.125%, 08/15/19	648

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Metals & Mining — continued
605	6.375%, 08/15/22	647

		29,464

	Paper & Forest Products — 0.1%
	Clearwater Paper Corp.,
760	4.500%, 02/01/23	737
750	5.375%, 02/01/25 (e)	758
357	Norbord, Inc., (Canada), 5.375%, 12/01/20 (e)	354
667	PH Glatfelter Co., 5.375%, 10/15/20	687
750	Sappi Papier Holding GmbH, (Austria), 8.375%, 06/15/19 (e)	819

		3,355

	Total Materials	67,609

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 2.3%
	AT&T, Inc.,
607	0.900%, 02/12/16	609
465	3.875%, 08/15/21	496
1,543	4.300%, 12/15/42	1,501
466	4.350%, 06/15/45	454
1,030	5.350%, 09/01/40	1,152
610	5.500%, 02/01/18	688
220	5.600%, 05/15/18	250
1,500	6.300%, 01/15/38	1,873
150	BellSouth Telecommunications LLC, 6.300%, 12/15/15	152
	CCO Holdings LLC/CCO Holdings Capital Corp.,
577	5.250%, 03/15/21	590
4,716	6.500%, 04/30/21	5,011
1,750	7.000%, 01/15/19	1,835
675	7.250%, 10/30/17	705
	Deutsche Telekom International Finance B.V., (Netherlands),
100	6.750%, 08/20/18	118
1,000	8.607%, 06/15/30	1,495
6,793	Embarq Corp., 7.995%, 06/01/36	7,641
	Frontier Communications Corp.,
685	7.125%, 03/15/19	760
205	8.125%, 10/01/18	239
215	8.500%, 04/15/20	250
272	8.750%, 04/15/22	317
915	9.000%, 08/15/31	988
1,798	9.250%, 07/01/21	2,131
590	GTE Corp., 6.940%, 04/15/28	734

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Diversified Telecommunication Services — continued
2,205	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	2,256
	Intelsat Jackson Holdings S.A., (Luxembourg),
400	7.250%, 04/01/19	422
1,000	7.250%, 10/15/20	1,070
225	8.500%, 11/01/19	236
2,050	Level 3 Communications, Inc., 11.875%, 02/01/19	2,242
643	Level 3 Escrow II, Inc., 5.375%, 08/15/22 (e)	646
	Level 3 Financing, Inc.,
609	6.125%, 01/15/21 (e)	643
3,771	7.000%, 06/01/20	4,063
763	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	766
990	Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,012
330	Qwest Corp., 7.250%, 09/15/25	390
400	Sprint Capital Corp., 8.750%, 03/15/32	446
190	Telecom Italia Capital S.A., (Luxembourg), 7.721%, 06/04/38	221
	Telefonica Emisiones S.A.U., (Spain),
50	5.134%, 04/27/20	55
138	5.462%, 02/16/21	157
32	5.877%, 07/15/19	37
	tw telecom holdings, Inc.,
53	5.375%, 10/01/22	58
85	6.375%, 09/01/23	96
540	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	571
334	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	366
826	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	894
	Verizon Communications, Inc.,
705	3.450%, 03/15/21	731
2,102	4.150%, 03/15/24	2,225
1,868	4.500%, 09/15/20	2,053
2,161	4.862%, 08/21/46 (e)	2,265
367	6.400%, 09/15/33	463
585	6.900%, 04/15/38	773
1,070	Verizon New England, Inc., 7.875%, 11/15/29	1,386
2,000	Verizon Pennsylvania LLC, 8.350%, 12/15/30	2,662
	Virgin Media Finance plc, (United Kingdom),
1,575	6.375%, 04/15/23 (e)	1,678
401	8.375%, 10/15/19	420
1,287	Wind Acquisition Finance S.A., (Luxembourg), 4.750%, 07/15/20 (e)	1,290

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — continued
	Windstream Corp.,
794	7.500%, 06/01/22	864
1,185	7.750%, 10/15/20	1,277
125	8.125%, 09/01/18	130

		64,853

	Wireless Telecommunication Services — 0.9%
	America Movil S.A.B. de C.V., (Mexico),
732	2.375%, 09/08/16	750
1,266	3.125%, 07/16/22	1,256
300	6.125%, 03/30/40	365
	Crown Castle Towers LLC,
1,260	3.214%, 08/15/15 (e)	1,279
1,000	6.113%, 01/15/20 (e)	1,170
200	ENTEL Chile S.A., (Chile), 4.750%, 08/01/26 (e)	203
280	Inmarsat Finance plc, (United Kingdom), 4.875%, 05/15/22 (e)	281
305	MetroPCS Wireless, Inc., 6.625%, 11/15/20	320
4,995	NII Capital Corp., 7.625%, 04/01/21 (d)	749
162	NII International Telecom S.C.A., (Luxembourg), 11.375%, 08/15/19 (d) (e)	108
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	284
2,379	SoftBank Corp., (Japan), 4.500%, 04/15/20 (e)	2,421
	Sprint Communications, Inc.,
1,050	7.000%, 03/01/20 (e)	1,171
1,000	7.000%, 08/15/20	1,067
1,669	9.000%, 11/15/18 (e)	1,984
	Sprint Corp.,
331	7.125%, 06/15/24 (e)	338
239	7.250%, 09/15/21 (e)	253
241	7.875%, 09/15/23 (e)	258
	T-Mobile USA, Inc.,
277	5.250%, 09/01/18	285
222	6.125%, 01/15/22	230
5,676	6.250%, 04/01/21	5,889
188	6.464%, 04/28/19	196
146	6.500%, 01/15/24	152
294	6.625%, 04/01/23	309
265	6.633%, 04/28/21	279
323	6.731%, 04/28/22	341
159	6.836%, 04/28/23	169
1,160	Vodafone Group plc, (United Kingdom), 1.625%, 03/20/17	1,167

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	125

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Wireless Telecommunication Services — continued
500	Ymobile Corp., (Japan), 8.250%, 04/01/18 (e)	530

		23,804

	Total Telecommunication Services	88,657

	Utilities — 2.7%
	Electric Utilities — 1.4%
891	Alabama Power Co., 6.125%, 05/15/38	1,176
1,016	Baltimore Gas & Electric Co., 2.800%, 08/15/22	1,013
	DTE Electric Co.,
340	3.900%, 06/01/21	370
381	3.950%, 06/15/42	377
	Duke Energy Carolinas LLC,
780	4.300%, 06/15/20	863
200	5.250%, 01/15/18	223
1,100	6.050%, 04/15/38	1,437
115	Duke Energy Florida, Inc., 5.650%, 06/15/18	132
280	Duke Energy Indiana, Inc., 3.750%, 07/15/20	300
	Duke Energy Progress, Inc.,
607	2.800%, 05/15/22	611
305	4.100%, 05/15/42	310
90	5.300%, 01/15/19	102
500	6.300%, 04/01/38	672
526	Electricite de France S.A., (France), 2.150%, 01/22/19 (e)	530
1,200	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	1,335
	Georgia Power Co.,
562	Series Z, 5.250%, 12/15/15	594
140	5.950%, 02/01/39	177
400	Hrvatska Elektroprivreda, (Croatia), 6.000%, 11/09/17 (e)	416
	Hydro-Quebec, (Canada),
842	Series HY, 8.400%, 01/15/22 (m)	1,114
1,028	9.400%, 02/01/21	1,407
	Instituto Costarricense de Electricidad, (Costa Rica),
200	Reg. S, 6.375%, 05/15/43	179
200	Reg. S, 6.950%, 11/10/21	218
467	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	516
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,245
860	MidAmerican Energy Co., 5.300%, 03/15/18	968
	Nevada Power Co.,
446	5.375%, 09/15/40	545

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Electric Utilities — continued
600		7.125%, 03/15/19	730
		NextEra Energy Capital Holdings, Inc.,
268		1.200%, 06/01/15	269
398		2.400%, 09/15/19	400
265		7.875%, 12/15/15	289
300		Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	335
		Northern States Power Co.,
173		5.350%, 11/01/39	210
765		6.250%, 06/01/36	1,035
—	(h)	Ormat Funding Corp., 8.250%, 12/30/20	—	(h)
		Pacific Gas & Electric Co.,
214		3.750%, 08/15/42	198
267		4.500%, 12/15/41	279
1,010		5.625%, 11/30/17	1,138
		PacifiCorp,
700		3.850%, 06/15/21	758
880		5.750%, 04/01/37	1,120
250		Series F, 7.240%, 08/16/23	311
		PECO Energy Co.,
880		2.375%, 09/15/22	857
1,880		5.350%, 03/01/18	2,110
360		Potomac Electric Power Co., 6.500%, 11/15/37	488
929		PPL Electric Utilities Corp., 2.500%, 09/01/22	917
		Public Service Co. of Colorado,
312		2.250%, 09/15/22	300
198		3.200%, 11/15/20	205
35		6.500%, 08/01/38	49
202		Public Service Co. of New Hampshire, 3.500%, 11/01/23	211
		Public Service Co. of Oklahoma,
88		5.150%, 12/01/19	99
1,100		Series G, 6.625%, 11/15/37	1,473
		Public Service Electric & Gas Co.,
155		5.300%, 05/01/18	175
416		5.375%, 11/01/39	509
1,763		RJS Power Holdings LLC, 5.125%, 07/15/19 (e)	1,778
104		South Carolina Electric & Gas Co., 4.500%, 06/01/64	108
		Southern California Edison Co.,
450		Series 06-E, 5.550%, 01/15/37	561
285		Series 08-A, 5.950%, 02/01/38	366
292		Southern Co. (The), 1.950%, 09/01/16	299
120		Union Electric Co., 8.450%, 03/15/39	202

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Electric Utilities — continued
	Virginia Electric and Power Co.,
900	2.750%, 03/15/23	894
490	3.450%, 02/15/24	505
235	6.350%, 11/30/37	318
670	8.875%, 11/15/38	1,142
73	Wisconsin Electric Power Co., 2.950%, 09/15/21	75
36	Xcel Energy, Inc., 4.800%, 09/15/41	40

		37,583

	Gas Utilities — 0.3%
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,315	6.250%, 08/20/19	1,384
649	6.500%, 05/20/21	685
369	Boston Gas Co., 4.487%, 02/15/42 (e)	388
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	763
	Sabine Pass Liquefaction LLC,
2,213	5.625%, 04/15/23	2,301
905	5.625%, 02/01/21	955
490	5.750%, 05/15/24 (e)	510
371	6.250%, 03/15/22 (e)	402
1,575	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	1,571

		8,959

	Independent Power & Renewable Electricity Producers — 0.7%
	AES Corp.,
240	4.875%, 05/15/23	236
275	5.500%, 03/15/24	280
4,000	7.375%, 07/01/21	4,580
900	VAR, 3.227%, 06/01/19	904
	Calpine Corp.,
531	5.875%, 01/15/24 (e)	568
267	6.000%, 01/15/22 (e)	288
3,102	7.875%, 01/15/23 (e)	3,443
	Dynegy Holdings LLC,
105	7.625%, 10/15/26 (d) (i)	—	(h)
4,770	7.750%, 06/01/19 (d) (i)	—
	NRG Energy, Inc.,
200	6.250%, 07/15/22 (e)	209
425	6.250%, 05/01/24 (e)	439
4,143	6.625%, 03/15/23	4,392
2,000	7.625%, 01/15/18	2,252
1,121	PSEG Power LLC, 5.125%, 04/15/20	1,252

		18,843

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Multi-Utilities — 0.3%
300	Consolidated Edison Co. of New York, Inc., Series 09-C, 5.500%, 12/01/39	361
	Consumers Energy Co.,
491	4.350%, 08/31/64	500
925	6.700%, 09/15/19	1,121
	Dominion Resources, Inc.,
46	Series C, 4.900%, 08/01/41	50
785	Series F, 5.250%, 08/01/33	902
400	7.000%, 06/15/38	551
1,470	NiSource Finance Corp., 6.400%, 03/15/18	1,694
	San Diego Gas & Electric Co.,
249	4.500%, 08/15/40	270
685	6.000%, 06/01/26	856
500	6.000%, 06/01/39	662
	Sempra Energy,
406	3.550%, 06/15/24	414
255	6.150%, 06/15/18	294
75	6.500%, 06/01/16	82
589	9.800%, 02/15/19	775

		8,532

	Total Utilities	73,917

	Total Corporate Bonds (Cost $890,679)	939,807

Foreign Government Securities — 1.9%
180	Arab Republic of Egypt, (Egypt), Reg. S, 5.750%, 04/29/20	189
	Brazil Notas do Tesouro Nacional, Serie F, (Brazil),
BRL 410	10.000%, 01/01/15	182
BRL 1,670	10.000%, 01/01/17	724
BRL 840	10.000%, 01/01/23	352
200	Export Credit Bank of Turkey, (Turkey), Reg. S, 5.375%, 11/04/16	210
	Federal Republic of Brazil, (Brazil),
200	5.000%, 01/27/45	205
107	7.125%, 01/20/37	140
36	8.250%, 01/20/34	52
249	12.250%, 03/06/30	469
30	Series A, 8.000%, 01/15/18	34
200	Federal Republic of Nigeria, (Nigeria), Reg. S, 6.375%, 07/12/23	219
270	Gabonese Republic, (Gabon), Reg. S, 6.375%, 12/12/24	296
200	Government of Bermuda, (Bermuda), 4.138%, 01/03/23 (e)	199

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	127

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
	Government of Dominican Republic, (Dominican Republic),
240	Reg. S, 5.875%, 04/18/24	255
140	7.450%, 04/30/44 (e)	154
100	Reg. S, 7.500%, 05/06/21	116
263	Reg. S, 9.040%, 01/23/18	294
	Government of Jamaica, (Jamaica),
380	8.000%, 06/24/19	412
100	8.000%, 03/15/39	98
100	9.250%, 10/17/25	115
99	10.625%, 06/20/17	114
2,000	Israel Government AID Bond, (Israel), 5.500%, 09/18/33	2,586
	Kingdom of Morocco, (Morocco),
200	Reg. S, 4.250%, 12/11/22	203
400	Reg. S, 5.500%, 12/11/42	410
EUR 1,480	Kingdom of Spain, (Spain), 3.800%, 04/30/24 (e)	2,228
230	Plurinational State of Bolivia, (Bolivia), Reg. S, 5.950%, 08/22/23	248
655	Province of Nova Scotia, (Canada), 9.250%, 03/01/20	872
3,683	Province of Ontario, (Canada), 1.650%, 09/27/19	3,624
300	Province of Quebec, (Canada), Series A, 6.350%, 01/30/26	382
	Provincia de Buenos Aires, (Argentina),
100	Reg. S, 9.375%, 09/14/18	86
140	Reg. S, 10.875%, 01/26/21	122
200	Provincia de Cordoba, (Argentina), Reg. S, 12.375%, 08/17/17	184
AUD 1,400	Queensland Treasury Corp., (Australia), Series 18, 6.000%, 02/21/18	1,438
	Republic of Belarus, (Belarus),
241	Reg. S, 8.750%, 08/03/15	246
100	Reg. S, 8.950%, 01/26/18	105
	Republic of Belize, (Belize),
126	Reg. S, SUB, 5.000%, 02/20/38	94
38	SUB, 5.000%, 02/20/38 (e)	28
	Republic of Colombia, (Colombia),
200	2.625%, 03/15/23	190
100	7.375%, 01/27/17	114
100	7.375%, 03/18/19	121
240	7.375%, 09/18/37	334
240	8.125%, 05/21/24	327
370	10.375%, 01/28/33	592
200	Republic of Costa Rica, (Costa Rica), 7.000%, 04/04/44 (e)	209

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Republic of Croatia, (Croatia),
200	Reg. S, 6.250%, 04/27/17	215
200	6.375%, 03/24/21 (e)	220
100	Reg. S, 6.750%, 11/05/19	111
	Republic of Ecuador, (Ecuador),
300	7.950%, 06/20/24 (e)	331
500	Reg. S, 9.375%, 12/15/15	525
	Republic of El Salvador, (El Salvador),
228	Reg. S, 5.875%, 01/30/25	228
130	Reg. S, 7.375%, 12/01/19	146
65	Reg. S, 7.650%, 06/15/35	71
90	Reg. S, 7.750%, 01/24/23	103
59	Reg. S, 8.250%, 04/10/32	69
200	Republic of Guatemala, (Guatemala), Reg. S, 5.750%, 06/06/22	221
400	Republic of Honduras, (Honduras), Reg. S, 8.750%, 12/16/20	448
	Republic of Hungary, (Hungary),
252	5.375%, 02/21/23	271
708	5.375%, 03/25/24	762
236	5.750%, 11/22/23	261
278	6.250%, 01/29/20	314
188	6.375%, 03/29/21	213
110	7.625%, 03/29/41	143
50	7.625%, 03/29/41	65
	Republic of Iceland, (Iceland),
100	Reg. S, 4.875%, 06/16/16	104
310	Reg. S, 5.875%, 05/11/22 (e)	353
	Republic of Indonesia, (Indonesia),
100	Reg. S, 5.875%, 03/13/20	112
490	5.875%, 01/15/24 (e)	559
200	Reg. S, 6.750%, 01/15/44	245
160	Reg. S, 8.500%, 10/12/35	224
100	Reg. S, 11.625%, 03/04/19	135
500	Republic of Iraq, (Iraq), Reg. S, 5.800%, 01/15/28	449
	Republic of Ivory Coast, (Ivory Coast),
200	5.375%, 07/23/24 (e)	197
550	Reg. S, SUB, 5.750%, 12/31/32	545
200	Republic of Kenya, (Kenya), 6.875%, 06/24/24 (e)	216
	Republic of Lebanon, (Lebanon),
200	6.375%, 03/09/20	210
1,145	Reg. S, 8.250%, 04/12/21	1,322
80	9.000%, 03/20/17	90
	Republic of Lithuania, (Lithuania),
130	Reg. S, 5.125%, 09/14/17	143

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
200	Reg. S, 6.625%, 02/01/22	243
309	Reg. S, 7.375%, 02/11/20	378
	Republic of Pakistan, (Pakistan),
500	Reg. S, 6.875%, 06/01/17	511
200	8.250%, 04/15/24 (e)	206
	Republic of Panama, (Panama),
335	6.700%, 01/26/36	426
120	8.875%, 09/30/27	176
220	9.375%, 04/01/29 (m)	336
200	Republic of Paraguay, (Paraguay), 4.625%, 01/25/23 (e)	208
	Republic of Peru, (Peru),
267	6.550%, 03/14/37	347
256	7.125%, 03/30/19	311
60	8.375%, 05/03/16	67
398	8.750%, 11/21/33	623
	Republic of Philippines, (Philippines),
260	6.375%, 10/23/34	337
130	6.500%, 01/20/20	154
490	7.750%, 01/14/31	690
100	9.500%, 02/02/30	160
210	10.625%, 03/16/25	334
	Republic of Poland, (Poland),
120	3.000%, 03/17/23	119
150	4.000%, 01/22/24	157
369	5.000%, 03/23/22	414
	Republic of Romania, (Romania),
110	4.375%, 08/22/23 (e)	115
116	Reg. S, 4.875%, 01/22/24	125
248	Reg. S, 6.125%, 01/22/44 (e)	293
306	6.750%, 02/07/22 (e)	368
	Republic of Serbia, (Serbia),
300	5.250%, 11/21/17 (e)	312
58	Reg. S, SUB, 6.750%, 11/01/24	58
200	Reg. S, 7.250%, 09/28/21	230
210	Republic of Slovenia, (Slovenia), Reg. S, 5.850%, 05/10/23	237
	Republic of South Africa, (South Africa),
335	4.665%, 01/17/24	347
100	5.500%, 03/09/20	110
330	5.500%, 03/09/20	362
ZAR 2,000	Series 2048, 8.750%, 02/28/48	188
ZAR 13,700	Series R207, 7.250%, 01/15/20	1,280
	Republic of Sri Lanka, (Sri Lanka),
600	Reg. S, 6.250%, 10/04/20 (e)	643
	Republic of Turkey, (Turkey),
250	5.750%, 03/22/24	277

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

485	6.000%, 01/14/41	537
382	6.750%, 04/03/18	430
115	6.875%, 03/17/36	140
170	7.000%, 03/11/19	195
245	7.375%, 02/05/25	304
TRY 390	8.800%, 09/27/23	179
	Republic of Ukraine, (Ukraine),
200	Reg. S, 6.580%, 11/21/16	175
100	Reg. S, 6.750%, 11/14/17	88
200	Reg. S, 7.750%, 09/23/20	174
200	Reg. S, 7.800%, 11/28/22	173
200	Reg. S, 7.950%, 02/23/21	175
200	Reg. S, 9.250%, 07/24/17	183
	Republic of Uruguay, (Uruguay),
50	5.100%, 06/18/50	52
178	7.625%, 03/21/36	247
201	7.625%, 03/21/36	278
99	7.875% (cash), 01/15/33 (v)	138
	Republic of Venezuela, (Venezuela),
228	Reg. S, 6.000%, 12/09/20	160
212	7.650%, 04/21/25	148
65	Reg. S, 7.750%, 10/13/19	52
4	Reg. S, 8.250%, 10/13/24	3
118	Reg. S, 9.000%, 05/07/23	93
288	Reg. S, 12.750%, 08/23/22	275
300	Republic of Vietnam, (Vietnam), Reg. S, 6.750%, 01/29/20	339
200	Republic of Zambia, (Zambia), 8.500%, 04/14/24 (e)	231
	Russian Federation, (Russia),
200	Reg. S, 3.250%, 04/04/17	203
200	Reg. S, 4.875%, 09/16/23	196
840	Reg. S, SUB, 7.500%, 03/31/30	934
160	Reg. S, 12.750%, 06/24/28 (m)	260
AUD1,500	South Australian Government Financing Authority, (Australia), Series 17, 5.750%, 09/20/17	1,517
	United Mexican States, (Mexico),
8	4.000%, 10/02/23	9
44	6.050%, 01/11/40	55
90	Series A, 6.750%, 09/27/34	119
MXN4,000	Series M, 7.750%, 11/13/42	350
MXN 22,500	Series M, 8.000%, 06/11/20	1,973
MXN1,130	Series M, 10.000%, 12/05/24	115
MXN 310	Series M, 10.000%, 11/20/36	33

	Total Foreign Government Securities (Cost $50,173)	50,868

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	129

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Mortgage Pass-Through Securities — 12.5%
	Federal Home Loan Mortgage Corp.,
31	ARM, 2.000%, 08/01/36	31
78	ARM, 2.089%, 05/01/37	82
236	ARM, 2.134%, 10/01/36	250
470	ARM, 2.408%, 10/01/37	506
208	ARM, 2.665%, 03/01/36	224
543	ARM, 3.054%, 03/01/36	587
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
3,321	4.000%, 02/01/26	3,543
277	4.500%, 10/01/18	292
28	5.000%, 05/01/18	30
2,917	5.500%, 01/01/21 - 12/01/24	3,193
212	6.000%, 11/01/21	226
30	7.500%, 01/01/17	32
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
7,537	4.000%, 01/01/32	8,081
2,372	6.000%, 02/01/28	2,670
430	6.500%, 11/01/22	484
262	7.000%, 01/01/27	300
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
18,200	3.000%, 12/01/42 - 02/01/43	18,187
95	4.000%, 09/01/33	101
1,770	4.500%, 05/01/41	1,922
30	6.000%, 02/01/29	34
586	6.500%, 01/01/24 - 11/01/36	661
594	7.000%, 09/01/24 - 10/01/36	665
64	7.500%, 10/01/19 - 02/01/27	70
84	8.000%, 08/01/27	101
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
1,513	7.500%, 01/01/32 - 12/01/36	1,808
277	10.000%, 10/01/30	315
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
14,154	3.500%, 09/01/32 - 06/01/42	14,655
4,125	4.000%, 06/01/42 - 10/01/42	4,384
9	7.000%, 12/01/14 - 03/01/16	10
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
1	12.000%, 08/01/15 - 07/01/19	1
	Federal National Mortgage Association,
121	ARM, 1.709%, 07/01/37	127
222	ARM, 2.043%, 07/01/37	232
84	ARM, 2.065%, 04/01/37	90

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

212	ARM, 2.220%, 05/01/35	225
163	ARM, 2.295%, 01/01/34	174
310	ARM, 2.353%, 03/01/37	332
419	ARM, 2.355%, 04/01/37	449
22	ARM, 2.625%, 10/01/33	23
	Federal National Mortgage Association, 15 Year, Single Family,
297	4.000%, 07/01/18	314
1,633	5.000%, 05/01/18 - 07/01/25	1,752
71	5.500%, 08/01/17	75
583	6.000%, 09/01/19 - 08/01/22	624
1	8.000%, 01/01/16	1
	Federal National Mortgage Association, 20 Year, Single Family,
819	3.500%, 12/01/30	858
433	6.000%, 04/01/24	488
342	6.500%, 11/01/18	385
	Federal National Mortgage Association, 30 Year, Single Family,
18,016	3.000%, 01/01/43 - 02/01/43	18,000
1,858	5.000%, 10/01/39	2,073
900	5.500%, 12/01/28 - 09/01/34	1,010
4,028	6.000%, 03/01/34 - 08/01/37	4,574
544	6.500%, 04/01/28 - 10/01/38	616
844	7.000%, 03/01/28 - 04/01/37	970
231	7.500%, 10/01/26 - 11/01/38	257
3,721	8.000%, 08/01/22 - 12/01/36	4,508
37	8.500%, 10/01/25 - 12/01/25	41
3	9.000%, 01/01/19 - 04/01/25	4
1	12.500%, 01/01/16	1
	Federal National Mortgage Association, Other,
3,869	VAR, 0.505%, 01/01/23	3,863
2,985	1.829%, 02/01/20	2,957
1,848	2.211%, 04/01/19	1,874
7,500	2.440%, 02/01/23	7,428
3,894	2.490%, 01/01/23	3,851
4,087	2.593%, 01/01/23	4,071
3,900	2.650%, 03/01/23	3,881
4,932	2.764%, 06/01/23	4,993
1,477	2.841%, 03/01/22	1,470
5,350	3.450%, 01/01/24	5,641
1,750	3.482%, 11/01/20	1,851
1,680	3.492%, 01/01/18	1,780
95,292	3.500%, 05/01/32 - 06/01/43	98,808
1,555	3.590%, 10/01/20	1,664
5,044	3.640%, 12/01/23	5,389

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Mortgage Pass-Through Securities — continued
1,445	3.743%, 06/01/18	1,547
5,300	3.760%, 03/01/24	5,666
1,587	3.782%, 12/01/21	1,706
1,577	3.810%, 01/01/19	1,694
1,000	3.895%, 09/01/21	1,079
8,029	4.000%, 07/01/42	8,534
7,193	4.000%, 07/01/43	7,645
1,275	4.195%, 07/01/21	1,401
2,058	4.319%, 12/01/19	2,254
2,361	4.369%, 02/01/20	2,609
3,000	4.399%, 02/01/20	3,322
3,736	4.402%, 12/01/19	4,107
6,165	4.484%, 06/01/21	6,859
14,616	4.500%, 01/01/20 - 11/01/43	15,988
1,920	4.794%, 01/01/21	2,157
451	5.000%, 12/01/32 - 08/01/33	488
267	5.500%, 09/01/17	280
103	6.500%, 04/01/36 - 07/01/36	115
9,364	Government National Mortgage Association, 6.000%, 08/15/36	10,825
	Government National Mortgage Association II, 30 Year, Single Family,
4,400	6.000%, 11/20/32 - 09/20/38	4,964
1,237	6.500%, 02/20/29 - 10/20/39	1,392
3,284	7.000%, 06/20/32 - 01/20/39	3,827
311	7.500%, 08/20/25 - 05/20/32	362
780	8.000%, 08/20/26 - 09/20/31	961
435	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	472
	Government National Mortgage Association, 30 Year, Single Family,
246	6.500%, 02/15/28 - 10/15/29	284
75	7.000%, 02/15/24 - 11/15/27	83
81	7.250%, 09/15/21 - 01/15/28	85
48	7.500%, 10/15/22 - 02/15/27	51
4	7.750%, 02/15/27	4
2	8.500%, 11/15/25	2
52	9.000%, 09/15/16 - 01/15/25	57
3	10.000%, 11/15/20	3

	Total Mortgage Pass-Through Securities (Cost $338,963)	341,992

Municipal Bonds — 0.5% (t)
	California — 0.1%
1,000	Los Angeles City Department of Airports, International Airport, Series C, Rev., 6.582%, 05/15/39	1,276

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	California — continued
774	University of California, Series AD, Rev., 4.858%, 05/15/12[5]	804

		2,080

	District of Columbia — 0.0% (g)
345	District of Columbia Water & Sewer Authority, Public Utility, Senior Lien, Series A, Rev., 4.814%, 10/01/14	371

	Illinois — 0.1%
1,960	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	1,944

	New York — 0.2%
	New York State Dormitory Authority, State Personal Taxable General Purpose, Build America Bonds,
560	Series H, Rev., 5.289%, 03/15/33	651
1,165	Series H, Rev., 5.389%, 03/15/40	1,426
1,450	Port Authority of New York & New Jersey, Consolidated 164, Rev., 5.647%, 11/01/40	1,817
895	Port Authority of New York & New Jersey, Consolidated 174, Rev., 4.458%, 10/01/62	941

		4,835

	Ohio — 0.1%
1,040	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	1,485
1,563	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11[3]	1,690

		3,175

	Total Municipal Bonds (Cost $10,698)	12,405

Preferred Securities — 0.2% (x)
	Financials — 0.2%
	Banks — 0.2%
	Bank of America Corp.,
1,055	Series V, VAR, 5.125%, 06/17/19	1,044
2,725	Series K, VAR, 8.000%, 01/30/18	3,011
581	Citigroup, Inc., VAR, 5.950%, 01/30/23	586
635	Wachovia Capital Trust III, VAR, 5.570%, 10/03/14	622

		5,263

	Insurance — 0.0% (g)
178	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e)	184

	Total Preferred Securities (Cost $5,498)	5,447

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	131

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Supranational — 0.1%
1,000	African Development Bank, 8.800%, 09/01/19	1,274
1,260	Corp. Andina de Fomento, 3.750%, 01/15/16	1,307
NZD 1,500	International Finance Corp., 3.500%, 09/05/17	1,226

	Total Supranational (Cost $3,739)	3,807

U.S. Government Agency Securities — 1.4%
385	Federal Home Loan Mortgage Corp., Series GDIF, 6.750%, 09/15/29	558
	Federal National Mortgage Association,
7,360	Zero Coupon, 06/01/17	7,148
1,500	5.625%, 07/15/37	2,047
1,000	8.200%, 03/10/16	1,117
	Federal National Mortgage Association STRIPS,
745	Zero Coupon, 11/15/21	625
1,275	Zero Coupon, 05/15/30	735
	Financing Corp. Fico,
3,100	Zero Coupon, 11/30/17	2,964
1,000	Zero Coupon, 05/11/18	944
1,285	Zero Coupon, 04/05/19	1,182
1,500	Zero Coupon, 09/26/19	1,357
305	New Valley Generation II, Series 2001, 5.572%, 05/01/20	343
548	New Valley Generation V, 4.929%, 01/15/21	620
	Residual Funding Corp. STRIPS,
11,175	Zero Coupon, 07/15/20	9,865
2,770	Zero Coupon, 10/15/20	2,423
	Tennessee Valley Authority,
902	4.625%, 09/15/60	1,007
2,103	5.250%, 09/15/39	2,621
1,610	5.880%, 04/01/36	2,149
500	Tennessee Valley Authority STRIPS, Zero Coupon, 11/01/25	348

	Total U.S. Government Agency Securities (Cost $36,394)	38,053

U.S. Treasury Obligations — 11.6%
	U.S. Treasury Bonds,
85	3.500%, 02/15/39	92
9,250	3.625%, 08/15/43	10,236
10,555	4.375%, 02/15/38	13,090
8,400	4.500%, 02/15/36	10,591
3,890	4.500%, 05/15/38	4,914
5,000	5.000%, 05/15/37	6,741
2,500	5.250%, 02/15/29	3,278
21,000	5.500%, 08/15/28 (m)	28,058
7,200	7.250%, 08/15/22 (m)	9,923

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

2,625	7.875%, 02/15/21 (m)	3,581
13,600	8.125%, 05/15/21 (m)	18,901
10,000	8.125%, 08/15/21 (m)	14,010
5,000	8.500%, 02/15/20 (m)	6,771
6,000	8.750%, 08/15/20 (m)	8,350
6,905	8.875%, 08/15/17 (m)	8,497
	U.S. Treasury Coupon STRIPS,
6,495	2.110%, 02/15/21 (m) (n)	5,698
7,251	2.151%, 05/15/20 (m) (n)	6,508
15,000	2.196%, 05/15/21 (m) (n)	13,044
640	2.419%, 02/15/22 (m) (n)	543
240	2.577%, 02/15/23 (n)	196
11,239	2.953%, 08/15/17 (m) (n)	10,915
185	3.031%, 08/15/19 (m) (n)	170
6,916	3.215%, 02/15/17 (m) (n)	6,783
14,895	3.315%, 11/15/17 (m) (n)	14,361
5,000	3.440%, 08/15/22 (m) (n)	4,170
22,000	3.468%, 11/15/21 (m) (n)	18,810
5,000	3.555%, 11/15/22 (m) (n)	4,133
42,000	4.040%, 11/15/33 (n)	23,253
1,606	4.159%, 08/15/18 (m) (n)	1,519
4,000	4.168%, 02/15/18 (m) (n)	3,832
2,615	4.702%, 02/15/28 (n)	1,787
1,000	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28 (m)	2,087
	U.S. Treasury Notes,
50	0.250%, 09/30/14 (k)	50
10,300	0.875%, 07/31/19 (k)	9,930
4,750	1.125%, 05/31/19	4,647
2,000	1.375%, 01/31/20	1,962
2,765	1.500%, 08/31/18	2,777
100	2.000%, 04/30/16	103
2,000	2.125%, 08/15/21	2,012
11,000	2.250%, 11/30/17	11,402
130	2.625%, 04/30/16	135
4,115	2.875%, 03/31/18	4,351
1,000	3.125%, 10/31/16	1,054
3,954	3.125%, 05/15/19	4,229
1,250	3.250%, 03/31/17	1,328
8,000	4.250%, 11/15/17	8,796

	Total U.S. Treasury Obligations (Cost $295,936)	317,618

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — 0.1%
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a) (i)	27

		Specialty Retail — 0.0% (g)
40		Neebo, Inc. (a) (i)	241

		Total Consumer Discretionary	268

		Financials — 0.0% (g)
		Diversified Financial Services — 0.0% (g)
7		Somerset Cayuga Holding Co., Inc. (a) (i)	191

		Industrials — 0.0% (g)
		Marine — 0.0% (g)
1		General Maritime Corp. (a) (i)	6

		Materials — 0.1%
		Chemicals — 0.0% (g)
—	(h)	LyondellBasell Industries N.V., Class A	4

		Construction Materials — 0.1%
60		U.S. Concrete, Inc. (a)	1,512

		Containers & Packaging — 0.0%
9		Constar International, Inc., Class A, ADR (a) (i)	—

		Paper & Forest Products — 0.0% (g)
13		New Holdco (a) (i)	1,234

		Total Materials	2,750

		Utilities — 0.0% (g)
		Independent Power & Renewable Electricity Producers — 0.0% (g)
10		Dynegy, Inc. (a)	310

		Total Common Stocks (Cost $4,381)	3,525

Preferred Stocks — 0.3%
		Financials — 0.2%
		Banks — 0.0% (g)
15		CoBank ACB, Series D, 11.000%, 10/01/14 ($50 par value) @	773

		Consumer Finance — 0.1%
3		Ally Financial, Inc., Series G, 7.000%, 10/09/14 ($1,000 par value) (e) @	2,707

		Insurance — 0.1%
11		Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	332
2		XLIT Ltd., (Cayman Islands), Series D, VAR, 3.354%, 10/07/14 ($1,000 par value) @	2,045

			2,377

		Total Financials	5,857

SHARES	SECURITY DESCRIPTION	VALUE

	Industrials — 0.1%
	Commercial Services & Supplies — 0.1%
1	Pitney Bowes International Holdings, Inc., Series F, 6.125%, 10/30/16 ($1,000 par value) (e) @	1,082

	Materials — 0.0%
	Containers & Packaging — 0.0%
1	Constar International, Inc., Class A, 11.000% (i)	—

	Total Preferred Stocks (Cost $6,847)	6,939

PRINCIPAL AMOUNT
Loan Assignments — 0.9%
	Consumer Discretionary — 0.3%
	Automobiles — 0.1%
878	Chrysler Group LLC, New Term Loan B, VAR, 3.500%, 05/24/17	877

	Hotels, Restaurants & Leisure — 0.0% (g)
782	Hilton Worldwide Finance LLC, Term Loan, VAR, 3.500%, 10/26/20	776

	Media — 0.2%
749	Clear Channel Communications, Inc., Term Loan, VAR, 6.907%, 01/30/19	737
661	Clear Channel Communications, Inc., Term Loan B-1, VAR, 3.807%, 01/29/16	656
596	Clear Channel Communications, Inc., Term Loan E, VAR, 7.657%, 07/30/19	594
71	MTL Publishing LLC, 1st Lien Term Loan B-2, VAR, 3.750%, 06/29/18	70
1,536	R.H. Donnelley, Inc., Exit Term Loan, VAR, 9.750%, 12/31/16	1,190
842	Radio One, Inc., 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	852
738	Tribune Co., Initial Term Loan, VAR, 4.000%, 12/27/20	736
2,993	Vertis, Inc., Extended Term Loan, VAR, 12/21/15 (d) (i)	22

		4,857

	Specialty Retail — 0.0% (g)
311	Serta Simmons Holdings LLC, Term Loan B, VAR, 4.250%, 10/01/19	311

	Total Consumer Discretionary	6,821

	Consumer Staples — 0.2%
	Food & Staples Retailing — 0.2%
1,150	Albertsons LLC, Term Loan B4, VAR, 08/08/21 ^	1,152

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	133

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — continued
	Food & Staples Retailing — continued
1,181	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	1,184
1,174	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19	1,165

		3,501

	Food Products — 0.0% (g)
593	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	590

	Total Consumer Staples	4,091

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
559	MEG Energy Corp., New Term Loan B, VAR, 3.750%, 03/31/20	557

	Financials — 0.2%
	Consumer Finance — 0.0% (g)
645	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	645

	Real Estate Management & Development — 0.2%
1,441	Invitation Homes, Revolving Loan, VAR, 3.750%, 03/15/15 (i)	1,434
	Progress Residential LP, Revolving Loan,
3,319	VAR, 4.000%, 09/04/15 (i)	3,302

		4,736

	Total Financials	5,381

	Health Care — 0.0% (g)
	Health Care Equipment & Supplies — 0.0% (g)
123	Kinetic Concepts, Inc., USD Term Loan E1, VAR, 4.000%, 05/04/18	122

	Health Care Providers & Services — 0.0% (g)
722	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	720

	Total Health Care	842

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
319	Ducommun, Inc., Term Loan B, VAR, 4.750%, 06/28/17	319

	Building Products — 0.0% (g)
319	Summit Materials LLC, New Term Loan B, VAR, 5.000%, 01/30/19	319

	Total Industrials	638

	Information Technology — 0.1%
	Electronic Equipment, Instruments & Components — 0.1%
811	Dell International LLC, USD Term Loan B, VAR, 4.500%, 04/29/20 ^	812

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	IT Services — 0.0% (g)
135	First Data Corp., 2nd Lien Term Loan, VAR, 3.655%, 09/24/18	134

	Semiconductors & Semiconductor Equipment — 0.0% (g)
330	Avago Technologies Ltd., 1st Lien Term Loan B, VAR, 3.750%, 05/06/21	330

	Total Information Technology	1,276

	Materials — 0.0% (g)
	Chemicals — 0.0% (g)
497	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, VAR, 3.750%, 02/01/20	494
215	AZ Chem U.S., Inc., 1st Lien Term Loan B, VAR, 4.500%, 06/11/21	216

	Total Materials	710

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
342	Cincinnati Bell, Inc., Term Loan B, VAR, 4.000%, 09/10/20	341
75	XO Communications LLC, 1st Lien Term Loan, VAR, 4.250%, 03/20/21	75
592	Zayo Group LLC, Term Loan B, VAR, 4.000%, 07/02/19 ^	589

	Total Telecommunication Services	1,005

	Utilities — 0.1%
	Electric Utilities — 0.1%
217	Energy Future Holdings Corp., 1st Lien Term Loan, VAR, 4.250%, 06/19/16	217
364	Texas Competitive Electric Holdings Co. LLC, 1st Lien Term Loan, VAR, 3.750%, 05/05/16	366
2,117	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.652%, 10/10/17	1,637
2,117	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.652%, 10/10/14	1,637

	Total Utilities	3,857

	Total Loan Assignments (Cost $28,675)	25,178

NUMBER OF WARRANTS
Warrants — 0.0%
	Consumer Discretionary — 0.0%
	Specialty Retail — 0.0%
13	Neebo, Inc., expiring 06/20/19 (Strike Price $1.00) (a) (i)	—

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

Warrants — continued
Industrials — 0.0%
Marine — 0.0%
1	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—

	Total Warrants (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE

Short-Term Investment — 1.8%
	Investment Company — 1.8%
50,080	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $50,080)	50,080

	Total Investments — 99.3% (Cost $2,632,338)	2,720,423
	Other Assets in Excess of Liabilities — 0.7%	18,897

	NET ASSETS — 100.0%	$2,739,320

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT AUGUST 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	10 Year U.S. Treasury Note	12/19/14	755	2
4	U.S. Long Bond	12/19/14	560	—	(h)
544	Ultra Long Term U.S. Treasury Bond	12/19/14	84,592	962
7	5 Year U.S. Treasury Note	12/31/14	832	1

	Short Futures Outstanding
(1,099)	5 Year U.S. Treasury Note	12/31/14	(130,601)	(332)

				633

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,276	BRL	Goldman Sachs International †	09/30/14	989	1,009	20
1,589	MXN	Barclays Bank plc	09/30/14	121	121	—	(h)
3,818	MXN	Goldman Sachs International	09/30/14	290	291	1
2,960	RUB	Barclays Bank plc †	09/30/14	83	79	(4)
10,701	RUB	Citibank, N.A. †	09/30/14	289	287	(2)
497	ZAR	HSBC Bank, N.A.	12/05/14	46	46	—	(h)
				1,818	1,833	15

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	135

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,100	AUD	Australia and New Zealand Banking Group Limited	09/05/14	2,854	2,895	(41)
3,196	BRL	Goldman Sachs International †	09/30/14	1,393	1,416	(23)
130	EUR	Goldman Sachs International	09/05/14	177	171	6
2,748	EUR	TD Bank Financial Group	09/05/14	3,740	3,611	129
104,000	JPY	Credit Suisse International	09/05/14	1,016	999	17
5,407	MXN	Barclays Bank plc	09/30/14	412	413	(1)
9,768	RUB	Barclays Bank plc †	09/30/14	275	262	13
3,894	RUB	Citibank, N.A. †	09/30/14	111	105	6
385	TRY	Societe Generale	09/30/14	176	177	(1)
13,663	ZAR	Deutsche Bank AG	09/05/14	1,255	1,281	(26)
1,986	ZAR	Goldman Sachs International	09/30/14	185	186	(1)
				11,594	11,516	78

Centrally Cleared Inflation-Linked Swaps
RATE TYPE (r)
PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
1.795% at termination	CPI-U at termination	08/08/2019	$5,000	$(14)

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 42.7%
	Agency CMO — 42.7%
	Federal Home Loan Mortgage Corp. REMIC,
47	Series 1343, Class LA, 8.000%, 08/15/22	55
328	Series 1367, Class K, 5.500%, 09/15/22	358
61	Series 1591, Class E, 10.000%, 10/15/23	64
523	Series 1633, Class Z, 6.500%, 12/15/23	578
523	Series 1694, Class PK, 6.500%, 03/15/24	577
3,325	Series 1785, Class A, 6.000%, 10/15/23	3,596
180	Series 1999, Class PU, 7.000%, 10/15/27	204
296	Series 2031, Class PG, 7.000%, 02/15/28	334
873	Series 2035, Class PC, 6.950%, 03/15/28	1,009
671	Series 2064, Class PD, 6.500%, 06/15/28	763
517	Series 2095, Class PE, 6.000%, 11/15/28	571
233	Series 2152, Class BD, 6.500%, 05/15/29	249
1,209	Series 2162, Class TH, 6.000%, 06/15/29	1,335
44	Series 2345, Class PQ, 6.500%, 08/15/16	46
688	Series 2367, Class ME, 6.500%, 10/15/31	758
1,025	Series 2480, Class EJ, 6.000%, 08/15/32	1,138
1,884	Series 2562, Class PG, 5.000%, 01/15/18	1,984
3,506	Series 2611, Class QZ, 5.000%, 05/15/33	3,954
317	Series 2647, Class A, 3.250%, 04/15/32	329
933	Series 2651, Class VZ, 4.500%, 07/15/18	979
3,299	Series 2656, Class BG, 5.000%, 10/15/32	3,475
1,022	Series 2688, Class DG, 4.500%, 10/15/23	1,106
1,808	Series 2727, Class PE, 4.500%, 07/15/32	1,842
3,449	Series 2773, Class TB, 4.000%, 04/15/19	3,620
4,589	Series 2841, Class AT, 4.000%, 08/15/19	4,819
1,291	Series 2882, Class QD, 4.500%, 07/15/34	1,390
6,342	Series 2915, Class MU, 5.000%, 01/15/35	6,869
1,649	Series 2927, Class GA, 5.500%, 10/15/34	1,811
4,008	Series 2931, Class QD, 4.500%, 02/15/20	4,247
2,858	Series 3036, Class ND, 5.000%, 05/15/34	2,914
80	Series 3045, Class HN, 4.500%, 09/15/33	81
943	Series 3085, Class VS, HB, IF, 28.100%, 12/15/35	1,523
3,024	Series 3181, Class OP, PO, 07/15/36	2,755
3,163	Series 3188, Class GE, 6.000%, 07/15/26	3,554
11,242	Series 3325, Class JL, 5.500%, 06/15/37	12,193
6,000	Series 3341, Class PE, 6.000%, 07/15/37	6,655
3,450	Series 3413, Class B, 5.500%, 04/15/37	3,746
1,269	Series 3544, Class PC, 5.000%, 05/15/37	1,284
4,000	Series 3699, Class QH, 5.500%, 07/15/40	4,443
7,738	Series 3737, Class DG, 5.000%, 10/15/30	8,444
7,000	Series 3798, Class AY, 3.500%, 01/15/26	7,171
5,000	Series 3809, Class BC, 3.500%, 02/15/26	5,176
6,351	Series 3926, Class MW, 4.500%, 09/15/26	6,966

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
29,305	Series 3981, Class PA, 3.000%, 04/15/31	29,832
15,495	Series 4002, Class MV, 4.000%, 01/15/30	16,319
22,416	Series 4039, Class SA, IF, IO, 6.345%, 05/15/42	3,599
12,000	Series 4047, Class PB, 3.500%, 01/15/41	11,732
5,000	Series 4050, Class VE, 4.000%, 01/15/29	5,436
4,651	Series 4066, Class VB, 3.500%, 01/15/29	4,870
3,640	Series 4181, Class VA, 3.000%, 05/15/26	3,745
28,697	Series 4186, Class JE, 2.000%, 03/15/33	28,405
18,137	Series 4188, Class JG, 2.000%, 04/15/33	17,826
13,745	Series 4206, Class DA, 2.000%, 05/15/33	13,472
1,450	Series 4314, Class DY, 3.500%, 03/15/29	1,498
2,624	Series 4336, Class YB, 3.000%, 05/15/29	2,659
	Federal Home Loan Mortgage Corp. STRIPS,
49	Series 155, Class IO, IO, 7.000%, 11/01/23	11
22,057	Series 264, Class 30, 3.000%, 07/15/42	21,899
13,283	Series 267, Class 30, 3.000%, 08/15/42	13,051
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,932	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	2,214
2,170	Series T-54, Class 2A, 6.500%, 02/25/43	2,573
954	Series T-56, Class APO, PO, 05/25/43	793
793	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	906
	Federal National Mortgage Association REMIC,
45	Series 1988-16, Class B, 9.500%, 06/25/18	49
21	Series 1990-57, Class J, 7.000%, 05/25/20	21
157	Series 1993-110, Class H, 6.500%, 05/25/23	179
122	Series 1993-146, Class E, PO, 05/25/23	117
1,939	Series 1993-155, Class PJ, 7.000%, 09/25/23	2,220
22	Series 1993-205, Class H, PO, 09/25/23	20
33	Series 1993-217, Class H, PO, 08/25/23	30
25	Series 1993-228, Class G, PO, 09/25/23	22
674	Series 1994-37, Class L, 6.500%, 03/25/24	756
2,490	Series 1994-51, Class PV, 6.000%, 03/25/24	2,723
1,133	Series 1998-58, Class PC, 6.500%, 10/25/28	1,270
323	Series 2000-8, Class Z, 7.500%, 02/20/30	384
604	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	120
151	Series 2002-2, Class UC, 6.000%, 02/25/17	158
215	Series 2002-3, Class PG, 5.500%, 02/25/17	224

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	137

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,316	Series 2002-73, Class OE, 5.000%, 11/25/17	1,381
832	Series 2002-92, Class FB, VAR, 0.805%, 04/25/30	846
5,725	Series 2003-21, Class PZ, 4.500%, 03/25/33	6,157
235	Series 2003-67, Class SA, HB, IF, 44.492%, 10/25/31	453
5,436	Series 2003-81, Class MC, 5.000%, 12/25/32	5,674
4,930	Series 2003-92, Class VH, 5.000%, 02/25/19	4,986
3,932	Series 2003-128, Class DY, 4.500%, 01/25/24	4,251
1,612	Series 2004-46, Class QD, HB, IF, 23.380%, 03/25/34	2,228
2,034	Series 2004-54, Class FL, VAR, 0.555%, 07/25/34	2,038
3,339	Series 2004-60, Class PA, 5.500%, 04/25/34	3,580
7,805	Series 2005-22, Class EH, 5.000%, 04/25/35	8,475
204	Series 2005-29, Class AK, 4.500%, 04/25/35	204
2,113	Series 2005-58, Class EP, 5.500%, 07/25/35	2,301
3,640	Series 2005-62, Class DX, 5.000%, 05/25/34	3,824
2,358	Series 2005-83, Class LA, 5.500%, 10/25/35	2,628
5,498	Series 2005-116, Class PC, 6.000%, 01/25/36	6,392
7,093	Series 2006-3, Class SB, IF, IO, 6.545%, 07/25/35	898
11,689	Series 2006-51, Class FP, VAR, 0.505%, 03/25/36	11,693
150	Series 2006-81, Class FA, VAR, 0.505%, 09/25/36	150
1,618	Series 2006-110, Class PO, PO, 11/25/36	1,502
5,391	Series 2007-76, Class PE, 6.000%, 08/25/37	5,939
1,337	Series 2009-89, Class A1, 5.410%, 05/25/35	1,404
46	Series 2010-4, Class SL, IF, 11.239%, 02/25/40	51
2,714	Series 2010-11, Class CB, 4.500%, 02/25/40	2,833
6,000	Series 2010-47, Class MB, 5.000%, 09/25/39	6,587

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
7,091	Series 2010-68, Class EP, 4.500%, 12/25/39	7,659
5,000	Series 2010-117, Class DY, 4.500%, 10/25/25	5,500
4,274	Series 2010-155, Class B, 3.500%, 01/25/26	4,091
11,500	Series 2011-145, Class PB, 3.500%, 01/25/32	11,881
20,041	Series 2012-47, Class QE, 4.000%, 05/25/38	21,430
5,566	Series 2012-50, Class HY, 4.000%, 05/25/42	6,177
14,044	Series 2012-60, Class EP, 3.000%, 04/25/42	13,937
22,373	Series 2012-63, Class VA, 4.000%, 08/25/23	24,088
15	Series G92-35, Class EB, 7.500%, 07/25/22	17
92	Series G92-44, Class ZQ, 8.000%, 07/25/22	99
	Federal National Mortgage Association REMIC Trust,
217	Series 1999-W4, Class A9, 6.250%, 02/25/29	243
2,079	Series 2002-W7, Class A4, 6.000%, 06/25/29	2,275
953	Series 2003-W1, Class 1A1, VAR, 5.887%, 12/25/42	1,076
481	Series 2003-W1, Class 2A, VAR, 6.591%, 12/25/42	566
746	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	758
3,224	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	3,778
2,524	Series 2009-W1, Class A, 6.000%, 12/25/49	2,835
	Federal National Mortgage Association STRIPS,
2,511	Series 278, Class 1, VAR, 0.880%, 08/25/25	2,494
866	Series 278, Class 3, VAR, 0.945%, 11/25/23	869
704	Series 343, Class 23, IO, 4.000%, 10/25/18	40
	Government National Mortgage Association,
448	Series 1998-22, Class PD, 6.500%, 09/20/28	475
257	Series 1999-17, Class L, 6.000%, 05/20/29	288
5,838	Series 2001-64, Class PB, 6.500%, 12/20/31	6,665
3,285	Series 2004-27, Class PD, 5.500%, 04/20/34	3,753

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
1,473		Series 2008-15, Class NB, 4.500%, 02/20/38	1,577
6,593		Series 2008-40, Class SA, IF, IO, 6.245%, 05/16/38	1,191
28,693		Series 2009-42, Class TX, 4.500%, 06/20/39	30,940
2,723		Series 2009-52, Class MA, 5.000%, 11/20/36	2,850
4,752		Series 2009-69, Class WM, 5.500%, 08/20/39	5,161
11,908		Series 2011-29, Class Z, 5.000%, 05/20/40	13,529

		Total Collateralized Mortgage Obligations (Cost $555,241)	566,815

Foreign Government Security — 0.5%
7,527		Israel Government AID Bond, (Israel), Zero Coupon, 09/15/19 (Cost $6,667)	6,794

Mortgage Pass-Through Securities — 6.5%
		Federal Home Loan Mortgage Corp.,
10		ARM, 1.917%, 02/01/19	10
4		ARM, 1.945%, 07/01/30	5
12		ARM, 2.180%, 03/01/18	12
1,739		ARM, 2.187%, 03/01/37	1,845
51		ARM, 2.193%, 08/01/18	53
140		ARM, 2.235%, 01/01/27	148
19		ARM, 2.314%, 04/01/30	20
25		ARM, 2.500%, 06/01/18	25
52		ARM, 2.523%, 01/01/21	52
1		ARM, 2.746%, 01/01/20	2
28		ARM, 2.824%, 11/01/18	29
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
139		5.000%, 12/01/16	147
—	(h)	7.000%, 12/01/14	—	(h)
423		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	457
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
4,813		4.000%, 04/01/42	5,096
1,677		4.500%, 10/01/40	1,815
430		5.500%, 11/01/33	477
131		6.000%, 02/01/32	149
582		6.500%, 01/01/24 - 07/01/29	664
1,083		7.000%, 08/01/25 - 09/01/29	1,265
56		7.500%, 09/01/24 - 08/01/25	62
33		8.000%, 11/01/24	37
127		8.500%, 05/01/24 - 07/01/28	147

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

2		9.000%, 10/01/17 - 11/01/21	3
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
148		ARM, 1.875%, 08/01/30	148
106		ARM, 1.918%, 11/01/27 - 11/01/40	109
35		ARM, 1.978%, 06/01/29	36
20		ARM, 1.990%, 06/01/20	20
24		ARM, 2.000%, 06/01/17 - 09/01/17	24
45		ARM, 2.512%, 07/01/17	46
2		ARM, 2.625%, 06/01/15 - 10/01/15	2
76		ARM, 2.653%, 01/01/29	79
67		ARM, 2.803%, 08/01/19	67
3		ARM, 3.000%, 07/01/27	3
42		ARM, 3.826%, 09/01/27	43
11		ARM, 5.995%, 04/01/19	12
8		ARM, 6.000%, 12/01/18	8
		Federal National Mortgage Association, 15 Year, Single Family,
4,680		4.000%, 04/01/19 - 09/01/25	4,996
1,398		4.500%, 03/01/19	1,484
632		5.500%, 11/01/16 - 03/01/18	670
		Federal National Mortgage Association, 20 Year, Single Family,
550		5.000%, 11/01/23	606
634		6.000%, 03/01/22	714
		Federal National Mortgage Association, 30 Year, Single Family,
4,202		3.500%, 05/01/42	4,338
12,276		4.000%, 02/01/42 - 06/01/43	13,039
823		4.500%, 03/01/38	889
2,394		5.000%, 11/01/33	2,689
14,631		5.500%, 02/01/29 - 05/01/36	16,536
2,146		6.000%, 07/01/36	2,457
481		6.500%, 06/01/26 - 04/01/32	557
3,596		7.000%, 02/01/24 - 03/01/35	4,286
193		7.500%, 03/01/30 - 04/01/30	210
66		10.000%, 10/01/16 - 11/01/21	71
		Federal National Mortgage Association, Other,
7,665		3.117%, 01/01/22	7,985
9,592		3.265%, 01/01/22	10,105
90		6.000%, 09/01/28	103
		Government National Mortgage Association II, 30 Year, Single Family,
233		8.000%, 11/20/26 - 11/20/27	278
		Government National Mortgage Association, 30 Year, Single Family,
9		6.000%, 10/15/23	10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	139

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
597	6.500%, 06/15/23 - 02/15/24	677
249	7.000%, 12/15/22 - 06/15/28	266
330	7.500%, 02/15/22 - 02/15/28	365
126	8.000%, 07/15/22 - 08/15/26	140
324	9.000%, 06/15/16 - 11/15/24	370
8	9.500%, 08/15/16 - 09/15/20	8

	Total Mortgage Pass-Through Securities (Cost $82,353)	86,966

U.S. Government Agency Securities — 19.2%
	Federal Farm Credit Banks,
10,000	5.750%, 05/11/26	12,635
12,824	5.750%, 12/07/28	16,528
	Federal National Mortgage Association,
30,000	Zero Coupon, 10/09/19	26,553
10,000	6.250%, 05/15/29	13,700
	Federal National Mortgage Association STRIPS,
34,750	Zero Coupon, 11/15/20	30,019
8,000	Zero Coupon, 05/15/23	6,331
9,200	Zero Coupon, 05/29/26	6,310
10,000	Zero Coupon, 05/15/30	5,769
26,153	Financing Corp. STRIPS, Zero Coupon, 12/06/18	24,291
	Residual Funding Corp. STRIPS,
34,520	Zero Coupon, 10/15/19	31,253
10,000	Zero Coupon, 01/15/30	6,190
5,000	Zero Coupon, 04/15/30	3,033
	Resolution Funding Corp. STRIPS,
50,000	Zero Coupon, 07/15/20	44,011
15,000	Zero Coupon, 04/15/28	9,788
	Tennessee Valley Authority STRIPS,
4,500	Zero Coupon, 07/15/16	4,419
14,740	Zero Coupon, 12/15/17	13,867

	Total U.S. Government Agency Securities (Cost $211,025)	254,697

U.S. Treasury Obligations — 27.4%
	U.S. Treasury Bonds,
15,000	3.750%, 08/15/41	17,027
20,000	5.250%, 11/15/28	26,197

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,500	7.125%, 02/15/23	3,459
13,140	7.250%, 05/15/16	14,656
3,935	7.250%, 08/15/22	5,423
3,635	8.000%, 11/15/21	5,095
3,190	8.875%, 08/15/17	3,926
1,020	9.000%, 11/15/18	1,338
	U.S. Treasury Coupon STRIPS,
72,500	1.963%, 05/15/20 (n)	65,074
1,190	6.466%, 05/15/16 (n)	1,181
600	6.609%, 08/15/15 (n)	599
	U.S. Treasury Notes,
35,000	0.250%, 05/15/15	35,043
25,000	0.625%, 05/31/17	24,838
25,000	2.000%, 04/30/16	25,669
20,000	2.000%, 11/15/21	19,909
25,000	2.625%, 08/15/20	26,070
55,000	2.625%, 11/15/20	57,274
25,000	4.250%, 11/15/17	27,486
1,020	4.750%, 08/15/17	1,132
1,900	U.S. Treasury Principal STRIPS, Zero Coupon, 08/15/15	1,898

	Total U.S. Treasury Obligations (Cost $350,475)	363,294

SHARES
Short-Term Investment — 3.4%
	Investment Company — 3.4%
45,555	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $45,555)	45,555

	Total Investments — 99.7% (Cost $1,251,316)	1,324,121
	Other Assets in Excess of Liabilities — 0.3%	4,117

	NET ASSETS — 100.0%	$1,328,238

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.1%
57	Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.655%, 09/25/34 (i)	8
6,455	Unipac IX LLC, 13.000%, 05/15/16 (i)	5,913

	Total Asset-Backed Securities (Cost $6,449)	5,921

Convertible Bonds — 0.1%
	Consumer Discretionary — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
1,617	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	—

	Utilities — 0.1%
	Electric Utilities — 0.1%
4,113	Upstate New York Power Producers, Inc., 20.000% (PIK), 06/15/17 (e) (v)	9,460

	Total Convertible Bonds (Cost $12,184)	9,460

Corporate Bonds — 83.0%
	Consumer Discretionary — 14.2%
	Auto Components — 1.0%
30,695	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	33,457
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
16,871	3.500%, 03/15/17	16,976
8,920	4.875%, 03/15/19	9,165
21,452	5.875%, 02/01/22	22,364
7,099	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	7,880
10,320	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	11,017

		100,859

	Automobiles — 1.3%
	Chrysler Group LLC/CG Co-Issuer, Inc.,
24,624	8.000%, 06/15/19	26,487
76,561	8.250%, 06/15/21	85,557
6,037	General Motors Co., 3.500%, 10/02/18	6,165
	Jaguar Land Rover Automotive plc, (United Kingdom),
18,269	4.125%, 12/15/18 (e)	18,542
4,000	5.625%, 02/01/23 (e)	4,220
	Motors Liquidation Co.,
50	0.000%, 06/01/49 (i)	—	(h)
973	5.250%, 03/06/32 (i)	1
953	6.250%, 07/15/33 (i)	—	(h)
10,255	6.750%, 05/01/28 (d) (i)	—	(h)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — continued
246	7.250%, 04/15/41 (i)	—	(h)
284	7.250%, 07/15/41 (i)	—	(h)
548	7.250%, 02/15/52 (i)	—	(h)
404	7.375%, 05/15/48 (i)	—	(h)
6,000	7.375%, 05/23/48 (d) (i)	—	(h)
47	7.375%, 10/01/51 (i)	—	(h)
9,300	7.400%, 09/01/25 (d) (i)	—	(h)
25,800	7.700%, 04/15/16 (d) (i)	—	(h)
3,415	7.750%, 03/15/36 (d) (i)	—	(h)
12,550	8.100%, 06/15/24 (d) (i)	—	(h)
20,000	8.250%, 07/15/23 (d) (i)	—	(h)
34,006	8.375%, 07/15/33 (d) (i)	—	(h)

		140,972

	Distributors — 0.4%
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
9,104	6.750%, 05/20/20	9,696
9,005	7.000%, 05/20/22	9,770
3,912	Global Partners LP/GLP Finance Corp., 6.250%, 07/15/22 (e)	3,931
	VWR Funding, Inc.,
12,255	7.250%, 09/15/17	12,929
2,286	10.750%, 06/30/17 (e)	2,295

		38,621

	Diversified Consumer Services — 0.2%
	Service Corp. International,
430	4.500%, 11/15/20	428
9,075	5.375%, 05/15/24 (e)	9,370
7,970	8.000%, 11/15/21	9,405

		19,203

	Hotels, Restaurants & Leisure — 2.5%
3,014	CCM Merger, Inc., 9.125%, 05/01/19 (e)	3,210
7,602	CEC Entertainment, Inc., 8.000%, 02/15/22 (e)	7,716
6,193	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.250%, 03/15/21	6,286
20,497	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e)	14,246
5,407	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	5,731
5,830	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	6,530

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	141

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Hotels, Restaurants & Leisure — continued
10,025	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (e)	10,626
10,095	Isle of Capri Casinos, Inc., 8.875%, 06/15/20	10,852
	MGM Resorts International,
7,140	6.625%, 12/15/21	7,943
5,500	6.750%, 10/01/20	6,091
10,000	7.750%, 03/15/22	11,700
15,945	8.625%, 02/01/19	18,775
18,150	11.375%, 03/01/18	22,960
9,886	MTR Gaming Group, Inc., 11.500%, 08/01/19	11,048
3,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	3,218
3,447	Real Mex Restaurants, Inc., 11.000%, 03/21/16 (i)	3,447
4,065	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	4,370
918	Royal Caribbean Cruises Ltd., (Liberia), 7.500%, 10/15/27	1,058
12,450	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	12,263
9,734	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	10,269
8,260	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	9,251
2,301	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	2,330
8,271	Station Casinos LLC, 7.500%, 03/01/21	8,933
18,572	Studio City Finance Ltd., (United Kingdom), 8.500%, 12/01/20 (e)	20,429
18,962	Viking Cruises Ltd., (Bermuda), 8.500%, 10/15/22 (e)	20,953
27,126	Wynn Macau Ltd., (Cayman Islands), 5.250%, 10/15/21 (e)	27,601

		267,836

	Household Durables — 1.0%
3,153	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21 (e)	2,980
7,551	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., (Canada), 6.125%, 07/01/22 (e)	7,825
1,721	Jarden Corp., 7.500%, 05/01/17	1,921
	K. Hovnanian Enterprises, Inc.,
2,178	7.000%, 01/15/19 (e)	2,205
5,507	9.125%, 11/15/20 (e)	6,085
12,350	11.875%, 10/15/15	13,585

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
	Lennar Corp.,
4,182	4.500%, 06/15/19	4,266
5,106	6.950%, 06/01/18	5,642
6,440	Series B, 12.250%, 06/01/17	8,018
16,102	M/I Homes, Inc., 8.625%, 11/15/18	16,988
9,078	Meritage Homes Corp., 7.000%, 04/01/22	9,918
	Standard Pacific Corp.,
10,130	8.375%, 01/15/21	11,902
544	10.750%, 09/15/16	634
2,402	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	2,600
4,041	Toll Brothers Finance Corp., 6.750%, 11/01/19	4,617
	WCI Communities, Inc.,
6,818	6.875%, 08/15/21	6,980
3,686	6.875%, 08/15/21 (e)	3,773

		109,939

	Internet & Catalog Retail — 0.4%
	Netflix, Inc.,
7,309	5.375%, 02/01/21	7,656
9,860	5.750%, 03/01/24 (e)	10,329
	SITEL LLC/Sitel Finance Corp.,
7,908	11.000%, 08/01/17 (e)	8,264
16,435	11.500%, 04/01/18	16,065

		42,314

	Media — 6.3%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	9
1,450	8.125%, 07/15/03 (d)	13
3,175	9.375%, 11/15/09 (d)	28
3,500	10.875%, 10/01/10 (d)	30
19,636	Altice S.A., (Luxembourg), 7.750%, 05/15/22 (e)	20,863
8,119	AMC Entertainment, Inc., 5.875%, 02/15/22	8,363
54,435	Cablevision Systems Corp., 8.000%, 04/15/20	62,056
2,925	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24 (e)	3,013
	Cenveo Corp.,
11,790	6.000%, 08/01/19 (e)	11,643
10,225	8.500%, 09/15/22 (e)	9,969
	Clear Channel Communications, Inc.,
16,562	9.000%, 12/15/19	17,141
1,410	9.000%, 03/01/21	1,463

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
	Clear Channel Worldwide Holdings, Inc.,
12,275	6.500%, 11/15/22	13,073
28,065	Series B, 6.500%, 11/15/22	30,029
2,650	Series A, 7.625%, 03/15/20	2,829
25,901	Series B, 7.625%, 03/15/20	27,714
	CSC Holdings LLC,
550	5.250%, 06/01/24 (e)	545
13,155	6.750%, 11/15/21	14,470
	DISH DBS Corp.,
2,480	5.000%, 03/15/23	2,468
10,119	5.125%, 05/01/20	10,372
60,130	6.750%, 06/01/21	67,267
2,860	7.875%, 09/01/19	3,318
3,090	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	3,275
12,815	Gannett Co., Inc., 6.375%, 10/15/23 (e)	13,616
19,710	Gray Television, Inc., 7.500%, 10/01/20	20,794
11,425	Liberty Interactive LLC, 8.250%, 02/01/30	12,682
4,075	Live Nation Entertainment, Inc., 5.375%, 06/15/22 (e)	4,167
3,915	Nexstar Broadcasting, Inc., 6.875%, 11/15/20	4,150
3,863	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	3,902
	Numericable Group S.A., (France),
2,165	4.875%, 05/15/19 (e)	2,192
48,795	6.000%, 05/15/22 (e)	50,259
19,534	6.250%, 05/15/24 (e)	20,144
4,740	Quebecor Media, Inc., (Canada), 5.750%, 01/15/23	4,858
4,695	Radio One, Inc., 9.250%, 02/15/20 (e)	4,883
5,550	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	5,925
4,360	Regal Entertainment Group, 5.750%, 03/15/22	4,469
	Sinclair Television Group, Inc.,
15,980	5.375%, 04/01/21	16,300
7,285	5.625%, 08/01/24 (e)	7,267
5,500	6.375%, 11/01/21	5,857
	Sirius XM Radio, Inc.,
5,660	4.250%, 05/15/20 (e)	5,547
5,670	4.625%, 05/15/23 (e)	5,472
11,271	5.750%, 08/01/21 (e)	11,722
3,295	5.875%, 10/01/20 (e)	3,443
19,505	6.000%, 07/15/24 (e)	20,285
3,320	Time, Inc., 5.750%, 04/15/22 (e)	3,312

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
	Univision Communications, Inc.,
16,640	5.125%, 05/15/23 (e)	17,431
36,677	6.750%, 09/15/22 (e)	40,253
13,625	8.500%, 05/15/21 (e)	14,919
	Videotron Ltd., (Canada),
2,099	5.000%, 07/15/22	2,157
18,346	5.375%, 06/15/24 (e)	18,713
23,550	VTR Finance B.V., (Netherlands), 6.875%, 01/15/24 (e)	25,257
13,450	WMG Acquisition Corp., 6.750%, 04/15/22 (e)	13,315

		673,242

	Multiline Retail — 0.1%
13,850	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	14,941

	Specialty Retail — 1.0%
2,510	Asbury Automotive Group, Inc., 8.375%, 11/15/20	2,748
	Claire’s Stores, Inc.,
11,275	6.125%, 03/15/20 (e)	10,683
27,405	8.875%, 03/15/19	24,253
32,700	9.000%, 03/15/19 (e)	34,008
7,337	CST Brands, Inc., 5.000%, 05/01/23	7,337
7,930	Guitar Center, Inc., 6.500%, 04/15/19 (e)	7,534
7,000	L Brands, Inc., 5.625%, 10/15/23	7,543
2,149	Neebo, Inc., 15.000%, 06/30/16 (e)	2,240
8,260	Radio Systems Corp., 8.375%, 11/01/19 (e)	9,096
5,058	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	5,450

		110,892

	Total Consumer Discretionary	1,518,819

	Consumer Staples — 4.5%
	Beverages — 0.3%
	Constellation Brands, Inc.,
3,259	3.750%, 05/01/21	3,263
5,130	4.250%, 05/01/23	5,181
3,800	6.000%, 05/01/22	4,280
16,127	Crestview DS Merger Sub II, Inc., 10.000%, 09/01/21	18,224

		30,948

	Food & Staples Retailing — 0.6%
10,400	Ingles Markets, Inc., 5.750%, 06/15/23	10,660
	New Albertsons, Inc.,
2,998	6.625%, 06/01/28	2,548

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	143

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food & Staples Retailing — continued
3,175	8.000%, 05/01/31	3,080
3,877	8.700%, 05/01/30	3,916
	Rite Aid Corp.,
8,000	6.750%, 06/15/21	8,490
20,025	10.250%, 10/15/19	21,201
14,730	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17	15,724

		65,619

	Food Products — 2.0%
18,240	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	19,334
15,550	Darling Ingredients, Inc., 5.375%, 01/15/22 (e)	16,133
26,050	H.J. Heinz Co., 4.250%, 10/15/20	26,408
	JBS USA LLC/JBS USA Finance, Inc.,
18,040	5.875%, 07/15/24 (e)	18,040
29,675	7.250%, 06/01/21 (e)	31,678
7,194	8.250%, 02/01/20 (e)	7,744
3,841	Pilgrim’s Pride Corp., 7.875%, 12/15/18	4,043
28,733	Post Holdings, Inc., 6.750%, 12/01/21 (e)	29,272
	Smithfield Foods, Inc.,
20,076	5.250%, 08/01/18 (e)	20,879
16,976	5.875%, 08/01/21 (e)	18,164
14,634	6.625%, 08/15/22	16,098
4,325	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	4,520

		212,313

	Household Products — 1.5%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
25,500	5.750%, 10/15/20	26,648
15,600	6.875%, 02/15/21	16,711
7,633	7.125%, 04/15/19	7,929
29,331	7.875%, 08/15/19	31,751
8,800	8.250%, 02/15/21	9,603
12,025	8.500%, 05/15/18	12,581
11,575	9.000%, 04/15/19	12,154
28,314	9.875%, 08/15/19	31,393
	Spectrum Brands, Inc.,
3,742	6.625%, 11/15/22	4,051
5,699	6.750%, 03/15/20	6,069

		158,890

	Personal Products — 0.1%
7,460	Prestige Brands, Inc., 5.375%, 12/15/21 (e)	7,404

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Personal Products — continued
3,863	Revlon Consumer Products Corp., 5.750%, 02/15/21	3,921

		11,325

	Total Consumer Staples	479,095

	Energy — 14.4%
	Energy Equipment & Services — 2.2%
	Basic Energy Services, Inc.,
3,875	7.750%, 02/15/19	4,088
8,974	7.750%, 10/15/22	9,782
8,737	CGG S.A., (France), 6.875%, 01/15/22 (e)	8,256
8,400	Compressco Partners LP/Compressco Finance, Inc., 7.250%, 08/15/22 (e)	8,484
7,200	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22 (e)	7,218
	Hiland Partners LP/Hiland Partners Finance Corp.,
3,780	5.500%, 05/15/22 (e)	3,818
13,000	7.250%, 10/01/20 (e)	14,007
15,034	Key Energy Services, Inc., 6.750%, 03/01/21	15,260
7,299	Ocean Rig UDW, Inc., 7.250%, 04/01/19 (e)	7,263
	Parker Drilling Co.,
8,082	6.750%, 07/15/22 (e)	8,385
6,180	7.500%, 08/01/20	6,628
9,708	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	10,242
6,100	PHI, Inc., 5.250%, 03/15/19	6,176
	Pioneer Energy Services Corp.,
3,867	6.125%, 03/15/22 (e)	3,935
2,991	9.875%, 03/15/18	3,148
	Precision Drilling Corp., (Canada),
11,422	5.250%, 11/15/24 (e)	11,422
4,550	6.500%, 12/15/21	4,834
7,695	6.625%, 11/15/20	8,157
14,799	Sea Trucks Group, (Nigeria), Reg. S, 9.000%, 03/26/18 (e)	13,837
	Seadrill Ltd., (Bermuda),
4,571	6.125%, 09/15/17 (e)	4,720
6,700	6.500%, 10/05/15	6,951
3,000	SESI LLC, 7.125%, 12/15/21	3,382
5,848	Seventy Seven Energy, Inc., 6.500%, 07/15/22 (e)	6,023
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
3,865	5.500%, 08/15/22	3,942
5,108	7.500%, 07/01/21	5,619

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Energy Equipment & Services — continued
14,744	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	15,500
34,962	Unit Corp., 6.625%, 05/15/21	36,360

		237,437

	Oil, Gas & Consumable Fuels — 12.2%
	Access Midstream Partners LP/ACMP Finance Corp.,
20,000	4.875%, 05/15/23	21,050
7,155	5.875%, 04/15/21	7,602
14,383	6.125%, 07/15/22	15,642
6,171	Antero Resources Corp., 5.125%, 12/01/22 (e)	6,264
	Antero Resources Finance Corp.,
5,085	5.375%, 11/01/21	5,238
16,750	6.000%, 12/01/20	17,691
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
11,500	4.750%, 11/15/21	11,126
10,928	5.875%, 08/01/23	11,092
7,000	6.625%, 10/01/20	7,385
	Baytex Energy Corp., (Canada),
6,044	5.125%, 06/01/21 (e)	6,052
6,044	5.625%, 06/01/24 (e)	6,044
	Chesapeake Energy Corp.,
4,111	3.250%, 03/15/16	4,121
23,367	4.875%, 04/15/22	24,447
10,400	5.375%, 06/15/21	10,998
8,900	5.750%, 03/15/23	9,935
14,666	6.125%, 02/15/21	16,609
2,100	6.625%, 08/15/20	2,420
8,120	6.875%, 11/15/20	9,419
3,000	7.250%, 12/15/18	3,488
	Cimarex Energy Co.,
8,442	4.375%, 06/01/24	8,790
17,755	5.875%, 05/01/22	19,531
10,692	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	11,235
5,270	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 6.375%, 03/15/24	5,454
	Comstock Resources, Inc.,
7,300	7.750%, 04/01/19	7,793
11,025	9.500%, 06/15/20	12,403
	Concho Resources, Inc.,
11,601	5.500%, 10/01/22	12,413
5,239	5.500%, 04/01/23	5,593

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
4,585	6.500%, 01/15/22	5,020
9,054	7.000%, 01/15/21	9,846
	CONSOL Energy, Inc.,
15,470	5.875%, 04/15/22 (e)	16,166
10,380	6.375%, 03/01/21	11,003
4,730	8.250%, 04/01/20	5,037
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
9,092	6.125%, 03/01/22	9,410
6,667	7.750%, 04/01/19	7,084
8,048	Crosstex Energy LP/Crosstex Energy Finance Corp., 7.125%, 06/01/22	9,295
13,310	Diamondback Energy, Inc., 7.625%, 10/01/21 (e)	14,574
4,950	El Paso LLC, 6.500%, 09/15/20	5,765
4,800	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	5,583
	Energy Transfer Equity LP,
18,925	5.875%, 01/15/24	19,989
5,834	7.500%, 10/15/20	6,753
	Energy XXI Gulf Coast, Inc.,
7,357	6.875%, 03/15/24 (e)	7,486
16,375	7.500%, 12/15/21	17,357
	EP Energy LLC/Everest Acquisition Finance, Inc.,
6,655	6.875%, 05/01/19	7,021
6,302	7.750%, 09/01/22	7,074
15,120	9.375%, 05/01/20	17,048
13,653	EXCO Resources, Inc., 8.500%, 04/15/22	13,874
8,275	Genesis Energy LP, 5.625%, 06/15/24	8,254
	Genesis Energy LP/Genesis Energy Finance Corp.,
12,175	5.750%, 02/15/21	12,571
6,000	7.875%, 12/15/18	6,315
	Halcon Resources Corp.,
16,515	9.250%, 02/15/22	17,733
5,236	9.750%, 07/15/20	5,642
	Hilcorp Energy I LP/Hilcorp Finance Co.,
6,865	5.000%, 12/01/24 (e)	6,848
20,565	7.625%, 04/15/21 (e)	22,159
3,140	8.000%, 02/15/20 (e)	3,312
7,994	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	8,494
12,505	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22 (e)	13,193

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	145

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Kinder Morgan, Inc.,
5,746	5.000%, 02/15/21 (e)	6,148
5,746	5.625%, 11/15/23 (e)	6,335
	Kodiak Oil & Gas Corp., (Canada),
7,050	5.500%, 01/15/21	7,438
5,955	5.500%, 02/01/22	6,282
3,395	Laredo Petroleum, Inc., 7.375%, 05/01/22	3,718
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
8,414	4.500%, 07/15/23	8,551
6,396	5.500%, 02/15/23	6,748
9,088	6.250%, 06/15/22	9,769
324	6.500%, 08/15/21	345
17,060	6.750%, 11/01/20	18,254
15,186	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	15,642
	MEG Energy Corp., (Canada),
4,155	6.500%, 03/15/21 (e)	4,384
4,460	7.000%, 03/31/24 (e)	4,850
10,437	Memorial Resource Development Corp., 5.875%, 07/01/22 (e)	10,594
2,000	Murphy Oil USA, Inc., 6.000%, 08/15/23	2,120
1,752	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	1,822
	Newfield Exploration Co.,
8,655	5.625%, 07/01/24	9,531
7,000	5.750%, 01/30/22	7,735
13,895	6.875%, 02/01/20	14,590
6,070	7.125%, 05/15/18	6,244
	NGL Energy Partners LP/NGL Energy Finance Corp.,
3,538	5.125%, 07/15/19 (e)	3,587
7,048	6.875%, 10/15/21 (e)	7,559
11,995	Oasis Petroleum, Inc., 6.875%, 03/15/22	13,105
	Peabody Energy Corp.,
13,070	6.000%, 11/15/18	13,462
19,250	6.250%, 11/15/21	19,178
	QEP Resources, Inc.,
10,196	5.250%, 05/01/23	10,324
20,162	5.375%, 10/01/22	20,641
20,569	6.875%, 03/01/21	23,037
	Range Resources Corp.,
9,108	5.000%, 03/15/23	9,677
1,080	6.750%, 08/01/20	1,156

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Regency Energy Partners LP/Regency Energy Finance Corp.,
4,168	4.500%, 11/01/23	4,199
5,412	5.000%, 10/01/22	5,595
10,500	5.500%, 04/15/23	10,999
12,277	5.875%, 03/01/22	13,198
12,345	6.500%, 07/15/21	13,394
	Rosetta Resources, Inc.,
12,200	5.625%, 05/01/21	12,490
16,415	5.875%, 06/01/22	16,825
5,610	5.875%, 06/01/24	5,708
7,373	Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., 9.750%, 02/15/17	7,649
18,215	Samson Investment Co., 9.750%, 02/15/20	18,579
5,002	Sanchez Energy Corp., 6.125%, 01/15/23 (e)	5,177
10,100	SandRidge Energy, Inc., 7.500%, 03/15/21	10,605
6,876	SemGroup Corp., 7.500%, 06/15/21	7,426
13,750	Seventy Seven Operating LLC, 6.625%, 11/15/19	14,712
	SM Energy Co.,
8,600	5.000%, 01/15/24	8,686
13,315	6.500%, 11/15/21	14,447
14,280	6.500%, 01/01/23	15,494
18,159	6.625%, 02/15/19	18,976
22,608	Stone Energy Corp., 7.500%, 11/15/22	24,261
	Swift Energy Co.,
7,017	7.125%, 06/01/17	7,123
10,735	7.875%, 03/01/22	11,218
186	8.875%, 01/15/20	196
11,190	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	11,638
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
10,000	5.250%, 05/01/23	10,525
3,600	6.375%, 08/01/22	3,906
11,585	6.875%, 02/01/21	12,512
4,288	Tesoro Corp., 5.125%, 04/01/24	4,288
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
12,841	5.875%, 10/01/20	13,451
9,000	6.125%, 10/15/21	9,472
16,555	Ultra Petroleum Corp., (Canada), 5.750%, 12/15/18 (e)	17,093
2,565	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	2,725
18,835	W&T Offshore, Inc., 8.500%, 06/15/19	20,153

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
5,143	Western Refining, Inc., 6.250%, 04/01/21	5,349
7,000	Westmoreland Coal Co./Westmoreland Partners, 10.750%, 02/01/18 (e)	7,464
16,440	Whiting Petroleum Corp., 5.000%, 03/15/19	17,344
	WPX Energy, Inc.,
18,045	5.250%, 01/15/17	18,993
45,315	6.000%, 01/15/22	48,600

		1,303,037

	Total Energy	1,540,474

	Financials — 5.8%
	Banks — 2.0%
14,025	Barclays Bank plc, (United Kingdom), 7.625%, 11/21/22	15,752
	CIT Group, Inc.,
89	3.875%, 02/19/19	90
7,626	5.000%, 08/15/22	8,045
55,005	5.250%, 03/15/18	58,718
3,256	5.375%, 05/15/20	3,525
1,250	5.500%, 02/15/19 (e)	1,348
31,425	6.625%, 04/01/18 (e)	35,039
	Royal Bank of Scotland Group plc, (United Kingdom),
3,035	5.125%, 05/28/24	3,095
6,461	6.000%, 12/19/23	7,024
49,955	6.100%, 06/10/23	54,535
22,259	6.125%, 12/15/22	24,341
5,001	Royal Bank of Scotland plc (The), (United Kingdom), Reg. S, VAR, 9.500%, 03/16/22	5,788

		217,300

	Capital Markets — 0.2%
9,350	E*TRADE Financial Corp., 6.375%, 11/15/19	10,028
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
4,889	5.625%, 03/15/20 (e)	5,146
3,049	5.875%, 03/15/22 (e)	3,270
4,309	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	4,583

		23,027

	Consumer Finance — 1.3%
17,200	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, (Ireland), 4.500%, 05/15/21 (e)	17,565
	Ally Financial, Inc.,
681	4.750%, 09/10/18	717
5,100	6.250%, 12/01/17	5,616

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
50,882	7.500%, 09/15/20	60,867
18,265	8.000%, 03/15/20	22,192
21,569	8.000%, 11/01/31	27,905
3,758	First Cash Financial Services, Inc., 6.750%, 04/01/21 (e)	3,965
3,825	General Motors Financial Co., Inc., 4.750%, 08/15/17	4,022

		142,849

	Diversified Financial Services — 0.9%
17,500	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	13,475
	Capmark Financial Group, Inc., Escrow,
144,695	0.000%, 05/10/10 (d) (i)	724
19,226	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	15,573
29,350	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	30,964
9,201	Highland Ranch, 6.700%, 09/01/20 (i)	7,545
4,324	Igloo Holdings Corp., 9.000% (cash), 12/15/17 (e) (v)	4,432
	Jefferies Finance LLC/JFIN Co-Issuer Corp.,
1,180	6.875%, 04/15/22 (e)	1,183
2,097	7.375%, 04/01/20 (e)	2,191
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
1,764	6.500%, 07/01/21	1,729
3,177	7.875%, 10/01/20	3,272
6,375	9.625%, 05/01/19	7,060
3,900	Nielsen Co. Luxembourg SARL (The), (Luxembourg), 5.500%, 10/01/21 (e)	4,037
3,355	Speedy Cash Intermediate Holdings Corp., 10.750%, 05/15/18 (e)	3,447

		95,632

	Insurance — 0.8%
5,770	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.875%, 12/15/20 (e)	6,145
5,281	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	5,651
9,210	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	10,845
	Liberty Mutual Group, Inc.,
15,724	7.800%, 03/15/37 (e)	18,554
12,068	VAR, 10.750%, 06/15/58 (e)	18,766
6,735	National Financial Partners Corp., 9.000%, 07/15/21 (e)	7,341
5,001	Prudential Financial, Inc., VAR, 5.625%, 06/15/43	5,364

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	147

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
10,583	USI, Inc., 7.750%, 01/15/21 (e)	10,900

		83,566

	Real Estate Investment Trusts (REITs) — 0.4%
7,160	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	7,411
	Crown Castle International Corp.,
7,509	4.875%, 04/15/22	7,641
12,625	5.250%, 01/15/23	13,039
8,270	DuPont Fabros Technology LP, 5.875%, 09/15/21	8,642
3,494	Potlatch Corp., 7.500%, 11/01/19	4,035

		40,768

	Real Estate Management & Development — 0.2%
10,025	CBRE Services, Inc., 6.625%, 10/15/20	10,551
2,886	Kennedy-Wilson, Inc., 5.875%, 04/01/24	2,933
8,361	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	8,487

		21,971

	Total Financials	625,113

	Health Care — 8.1%
	Health Care Equipment & Supplies — 1.2%
	Alere, Inc.,
7,858	6.500%, 06/15/20	7,946
250	7.250%, 07/01/18	264
	Biomet, Inc.,
20,570	6.500%, 08/01/20	22,139
17,405	6.500%, 10/01/20	18,558
4,930	ConvaTec Finance International S.A., (Luxembourg), 8.250% (cash), 01/15/19 (e) (v)	5,078
30,322	ConvaTec Healthcare E S.A., (Luxembourg), 10.500%, 12/15/18 (e)	32,520
12,350	Hologic, Inc., 6.250%, 08/01/20	13,029
	Mallinckrodt International Finance S.A., (Luxembourg),
2,067	3.500%, 04/15/18	2,031
5,458	4.750%, 04/15/23	5,158
11,277	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, (Luxembourg), 5.750%, 08/01/22 (e)	11,517
	Teleflex, Inc.,
7,485	5.250%, 06/15/24 (e)	7,625
3,250	6.875%, 06/01/19	3,437

		129,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 5.2%
	Acadia Healthcare Co., Inc.,
6,910	5.125%, 07/01/22 (e)	6,979
4,165	6.125%, 03/15/21	4,394
	Amsurg Corp.,
8,200	5.625%, 11/30/20	8,425
8,825	5.625%, 07/15/22 (e)	9,024
2,840	Catamaran Corp., (Canada), 4.750%, 03/15/21	2,861
3,245	Centene Corp., 4.750%, 05/15/22	3,294
	CHS/Community Health Systems, Inc.,
6,445	5.125%, 08/15/18	6,703
10,085	5.125%, 08/01/21 (e)	10,337
24,680	6.875%, 02/01/22 (e)	26,222
10,362	7.125%, 07/15/20	11,217
14,950	8.000%, 11/15/19	16,258
	DaVita HealthCare Partners, Inc.,
11,880	5.125%, 07/15/24	12,051
10,500	5.750%, 08/15/22	11,195
8,800	6.625%, 11/01/20	9,284
9,800	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	9,898
	Fresenius Medical Care U.S. Finance II, Inc.,
8,281	5.625%, 07/31/19 (e)	8,923
10,151	5.875%, 01/31/22 (e)	11,166
	Fresenius Medical Care U.S. Finance, Inc.,
10,235	5.750%, 02/15/21 (e)	11,105
3,075	6.500%, 09/15/18 (e)	3,429
8,669	6.875%, 07/15/17	9,644
11,585	HCA Holdings, Inc., 6.250%, 02/15/21	12,599
	HCA, Inc.,
12,688	3.750%, 03/15/19	12,783
6,945	4.750%, 05/01/23	7,006
11,701	5.000%, 03/15/24	11,920
10,440	5.875%, 03/15/22	11,353
6,800	5.875%, 05/01/23	7,242
29,793	6.500%, 02/15/20	33,331
8,825	7.250%, 09/15/20	9,377
19,448	7.500%, 02/15/22	22,657
7,600	8.000%, 10/01/18	8,892
17,045	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	18,068
	inVentiv Health, Inc.,
4,897	9.000%, 01/15/18 (e)	5,117
7,515	11.000%, 08/15/18 (e)	6,238
	LifePoint Hospitals, Inc.,
10,446	5.500%, 12/01/21 (e)	10,916

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
5,450	6.625%, 10/01/20	5,818
29,000	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	30,341
17,027	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	18,134
3,100	Omnicare, Inc., 7.750%, 06/01/20	3,309
	Tenet Healthcare Corp.,
9,413	4.375%, 10/01/21	9,343
8,041	4.500%, 04/01/21	8,061
5,725	4.750%, 06/01/20	5,825
12,005	5.000%, 03/01/19 (e)	12,155
14,245	6.000%, 10/01/20	15,456
10,025	6.250%, 11/01/18	10,927
7,155	6.750%, 02/01/20	7,656
9,930	8.000%, 08/01/20	10,724
24,116	8.125%, 04/01/22	27,764
16,030	United Surgical Partners International, Inc., 9.000%, 04/01/20	17,513
	Universal Health Services, Inc.,
2,200	3.750%, 08/01/19 (e)	2,227
3,252	4.750%, 08/01/22 (e)	3,309

		558,470

	Health Care Technology — 0.1%
9,560	IMS Health, Inc., 6.000%, 11/01/20 (e)	10,050

	Pharmaceuticals — 1.6%
5,480	Capsugel S.A., (Luxembourg), 7.000% (cash), 05/15/19 (e) (v)	5,603
14,025	Celtic Pharma Phinco B.V., (Bermuda), 17.000%, 06/15/12 (d) (i)	1
7,800	Endo Finance LLC, 5.750%, 01/15/22 (e)	7,937
	Endo Finance LLC & Endo Finco, Inc.,
5,300	7.000%, 07/15/19 (e)	5,638
3,130	7.000%, 12/15/20 (e)	3,349
1,959	7.250%, 01/15/22 (e)	2,123
8,790	Grifols Worldwide Operations Ltd., (Ireland), 5.250%, 04/01/22 (e)	9,032
2,025	Hospira, Inc., 5.200%, 08/12/20	2,213
2,725	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	2,889
7,640	Salix Pharmaceuticals Ltd., 6.000%, 01/15/21 (e)	8,289
	Valeant Pharmaceuticals International, Inc., (Canada),
16,500	5.625%, 12/01/21 (e)	16,768
20,258	6.375%, 10/15/20 (e)	21,195
5,450	6.750%, 10/01/17 (e)	5,661

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — continued
19,415		6.750%, 08/15/18 (e)	20,774
5,870		6.750%, 08/15/21 (e)	6,171
9,400		6.875%, 12/01/18 (e)	9,788
19,350		7.000%, 10/01/20 (e)	20,560
1,390		7.250%, 07/15/22 (e)	1,487
16,634		7.500%, 07/15/21 (e)	18,131

			167,609

		Total Health Care	865,431

		Industrials — 9.2%
		Aerospace & Defense — 0.9%
		Alliant Techsystems, Inc.,
3,725		5.250%, 10/01/21 (e)	3,799
5,380		6.875%, 09/15/20	5,804
		B/E Aerospace, Inc.,
4,717		5.250%, 04/01/22	5,106
6,563		6.875%, 10/01/20	7,064
		Bombardier, Inc., (Canada),
8,681		4.750%, 04/15/19 (e)	8,790
5,695		6.125%, 01/15/23 (e)	5,837
9,450		7.500%, 03/15/18 (e)	10,537
4,350		DigitalGlobe, Inc., 5.250%, 02/01/21 (e)	4,306
5,184		GenCorp, Inc., 7.125%, 03/15/21	5,586
5,151		Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19 (e)	5,318
4,153		Spirit AeroSystems, Inc., 5.250%, 03/15/22 (e)	4,215
		TransDigm, Inc.,
6,390		5.500%, 10/15/20	6,390
16,654		6.000%, 07/15/22 (e)	16,946
8,884		6.500%, 07/15/24 (e)	9,106

			98,804

		Air Freight & Logistics — 0.1%
3,400		CEVA Group plc, (United Kingdom), 4.000%, 05/01/18 (e)	3,187
5,113		XPO Logistics, Inc., 7.875%, 09/01/19 (e)	5,318

			8,505

		Airlines — 0.9%
17,769		Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	19,191
—	(h)	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	—	(h)
9,650		Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	11,049
2,772		Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	3,104

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	149

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
		Airlines — continued
9,050		Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	9,593
5,429		Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	6,318
274		Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	310
16,146		Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	18,003
18,986		Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	21,787
—	(h)	Northwest Airlines 2007-1 Class B Pass-Through Trust, 8.028%, 11/01/17	—	(h)
—	(h)	UAL 2007-1 Pass-Through Trust, 6.636%, 07/02/22	—	(h)
1,608		UAL 2009-2A Pass-Through Trust, 9.750%, 01/15/17	1,821
3,200		United Airlines, Inc., 6.750%, 09/15/15 (e)	3,205

			94,381

		Building Products — 0.6%
		Building Materials Corp. of America,
14,796		6.750%, 05/01/21 (e)	15,869
5,900		6.875%, 08/15/18 (e)	6,121
8,650		Calcipar S.A., (Luxembourg), 6.875%, 05/01/18 (e)	8,996
10,900		Griffon Corp., 5.250%, 03/01/22	10,791
		Masco Corp.,
4,092		5.950%, 03/15/22	4,466
1,075		7.125%, 03/15/20	1,236
19,275		Masonite International Corp., (Canada), 8.250%, 04/15/21 (e)	20,913

			68,392

		Commercial Services & Supplies — 2.2%
		ADT Corp. (The),
4,400		4.125%, 04/15/19	4,411
24,295		4.125%, 06/15/23	22,594
19,560		6.250%, 10/15/21	20,685
13,574		Aramark Services, Inc., 5.750%, 03/15/20	14,219
15,450		Casella Waste Systems, Inc., 7.750%, 02/15/19	15,913
3,287		Ceridian LLC/Comdata, Inc., 8.125%, 11/15/17 (e)	3,331
2,828		Clean Harbors, Inc., 5.250%, 08/01/20	2,906
4,800		Covanta Holding Corp., 5.875%, 03/01/24	4,968
8,234		Deluxe Corp., 6.000%, 11/15/20	8,563
		Garda World Security Corp., (Canada),
17,035		7.250%, 11/15/21 (e)	17,440

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
	Harland Clarke Holdings Corp.,
3,005	6.875%, 03/01/20 (e)	3,129
6,275	9.250%, 03/01/21 (e)	6,510
2,390	9.750%, 08/01/18 (e)	2,596
32,554	ILFC E-Capital Trust I, VAR, 5.020%, 12/21/65 (e)	31,415
20,981	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	20,824
9,202	Iron Mountain, Inc., 5.750%, 08/15/24	9,455
12,451	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	12,731
2,972	Mustang Merger Corp., 8.500%, 08/15/21 (e)	3,128
9,000	Quad/Graphics, Inc., 7.000%, 05/01/22 (e)	8,888
	Quebecor World Capital Corp., (Canada),
865	6.125%, 11/15/13	3
8,325	6.125%, 10/15/14 (d) (i)	31
6,815	6.500%, 08/01/27 (d) (i)	26
3,825	9.750%, 01/15/15 (d) (i)	14
	R.R. Donnelley & Sons Co.,
2,025	6.000%, 04/01/24	2,030
3,710	6.500%, 11/15/23	3,830
2,375	7.000%, 02/15/22	2,595
17,977	West Corp., 5.375%, 07/15/22 (e)	17,483

		239,718

	Construction & Engineering — 0.5%
9,689	Dycom Investments, Inc., 7.125%, 01/15/21	10,367
13,800	MasTec, Inc., 4.875%, 03/15/23	13,455
25,205	Tutor Perini Corp., 7.625%, 11/01/18	26,308

		50,130

	Electrical Equipment — 0.2%
3,347	Artesyn Escrow, Inc., 9.750%, 10/15/20 (e)	3,322
12,138	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	13,079
6,293	Sensata Technologies B.V., (Netherlands), 4.875%, 10/15/23 (e)	6,230

		22,631

	Industrial Conglomerates — 0.1%
8,015	J.M. Huber Corp., 9.875%, 11/01/19 (e)	9,017

	Machinery — 0.8%
4,410	Amsted Industries, Inc., 5.000%, 03/15/22 (e)	4,443
19,955	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	21,102

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Machinery — continued
	Bluewater Holding B.V., (Netherlands),
2,500	10.000%, 12/10/19 (e)	2,650
22,400	Reg. S, 10.000%, 12/10/19 (e)	23,744
9,890	Briggs & Stratton Corp., 6.875%, 12/15/20	11,003
4,207	Columbus McKinnon Corp., 7.875%, 02/01/19	4,449
15,190	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	16,367

		83,758

	Marine — 0.5%
13,347	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 7.250%, 05/01/22 (e)	13,831
4,932	Ridgebury Crude Tankers LLC, 7.625%, 03/20/17 (e)	5,062
9,082	Shelf Drilling Holdings Ltd., (Cayman Islands), 8.625%, 11/01/18 (e)	9,672
22,056	Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21	23,517

		52,082

	Professional Services — 0.0% (g)
	FTI Consulting, Inc.,
2,246	6.000%, 11/15/22	2,322
2,500	6.750%, 10/01/20	2,637

		4,959

	Road & Rail — 0.5%
9,989	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	10,863
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
12,500	5.125%, 06/01/22 (e)	12,594
3,334	5.500%, 04/01/23	3,409
9,653	9.750%, 03/15/20	10,811
	Hertz Corp. (The),
3,815	6.250%, 10/15/22	3,977
4,250	6.750%, 04/15/19	4,457
7,289	7.375%, 01/15/21	7,800

		53,911

	Trading Companies & Distributors — 1.9%
	Aircastle Ltd., (Bermuda),
2,882	6.250%, 12/01/19	3,120
5,810	7.625%, 04/15/20	6,669
3,985	Fly Leasing Ltd., (Bermuda), 6.750%, 12/15/20	4,234
10,367	H&E Equipment Services, Inc., 7.000%, 09/01/22	11,326

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
	HD Supply, Inc.,
10,265	7.500%, 07/15/20	11,035
10,025	8.125%, 04/15/19	10,927
	International Lease Finance Corp.,
5,899	4.625%, 04/15/21	6,039
4,965	5.875%, 04/01/19	5,424
24,055	6.250%, 05/15/19	26,670
29,982	8.250%, 12/15/20	36,653
6,650	8.625%, 01/15/22	8,346
	United Rentals North America, Inc.,
9,935	5.750%, 11/15/24	10,407
8,488	6.125%, 06/15/23	9,061
9,595	7.375%, 05/15/20	10,459
15,814	7.625%, 04/15/22	17,751
7,500	8.250%, 02/01/21	8,250
13,750	8.375%, 09/15/20	14,987

		201,358

	Total Industrials	987,646

	Information Technology — 4.0%
	Communications Equipment — 0.8%
	Alcatel-Lucent USA, Inc.,
8,447	4.625%, 07/01/17 (e)	8,574
12,874	6.450%, 03/15/29	12,584
8,285	6.750%, 11/15/20 (e)	8,761
	Avaya, Inc.,
11,985	7.000%, 04/01/19 (e)	11,925
12,136	10.500%, 03/01/21 (e)	11,135
	CommScope, Inc.,
6,095	5.000%, 06/15/21 (e)	6,186
3,229	5.500%, 06/15/24 (e)	3,286
4,375	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22	4,627
19,515	Goodman Networks, Inc., 12.125%, 07/01/18	21,174

		88,252

	Electronic Equipment, Instruments & Components — 0.4%
3,668	Belden, Inc., 5.250%, 07/15/24 (e)	3,613
	Brightstar Corp.,
5,250	7.250%, 08/01/18 (e)	5,729
4,267	9.500%, 12/01/16 (e)	4,532
	CDW LLC/CDW Finance Corp.,
6,825	6.000%, 08/15/22	7,192
4,817	8.500%, 04/01/19	5,178
6,635	Sanmina Corp., 4.375%, 06/01/19 (e)	6,685

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	151

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electronic Equipment, Instruments & Components — continued
11,527	Viasystems, Inc., 7.875%, 05/01/19 (e)	11,930

		44,859

	Internet Software & Services — 0.0% (g)
	Equinix, Inc.,
2,065	4.875%, 04/01/20	2,106
1,085	7.000%, 07/15/21	1,184

		3,290

	IT Services — 1.5%
14,090	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	14,160
7,500	Cardtronics, Inc., 5.125%, 08/01/22 (e)	7,594
6,697	Ceridian Corp., 8.875%, 07/15/19 (e)	7,501
	First Data Corp.,
11,460	6.750%, 11/01/20 (e)	12,405
4,340	7.375%, 06/15/19 (e)	4,633
24,302	8.250%, 01/15/21 (e)	26,489
6,150	10.625%, 06/15/21	7,134
3,720	11.250%, 01/15/21	4,325
13,400	11.750%, 08/15/21	15,846
23,168	12.625%, 01/15/21	28,323
9,726	8.750% (cash), 01/15/22 (e) (v)	10,650
2,104	iGATE Corp., 4.750%, 04/15/19 (e)	2,109
860	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.750%, 04/15/23	918
	SunGard Data Systems, Inc.,
9,330	6.625%, 11/01/19	9,773
5,739	7.625%, 11/15/20	6,177

		158,037

	Semiconductors & Semiconductor Equipment — 0.7%
	Advanced Micro Devices, Inc.,
7,992	6.750%, 03/01/19 (e)	8,371
8,180	7.000%, 07/01/24 (e)	8,323
7,766	7.750%, 08/01/20	8,174
	Amkor Technology, Inc.,
4,311	6.375%, 10/01/22	4,559
1,180	6.625%, 06/01/21	1,254
3,771	Entegris, Inc., 6.000%, 04/01/22 (e)	3,884
	Freescale Semiconductor, Inc.,
4,337	5.000%, 05/15/21 (e)	4,370
5,714	6.000%, 01/15/22 (e)	5,985
	Micron Technology, Inc.,
9,392	5.500%, 02/01/25 (e)	9,509
5,133	5.875%, 02/15/22 (e)	5,499

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
	NXP B.V./NXP Funding LLC, (Netherlands),
3,338	3.500%, 09/15/16 (e)	3,409
5,230	5.750%, 02/15/21 (e)	5,492
3,663	5.750%, 03/15/23 (e)	3,855

		72,684

	Software — 0.4%
2,625	Activision Blizzard, Inc., 6.125%, 09/15/23 (e)	2,887
	Audatex North America, Inc.,
10,849	6.000%, 06/15/21 (e)	11,500
2,129	6.125%, 11/01/23 (e)	2,257
6,243	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (cash), 05/01/21 (e) (v)	6,352
5,559	Infor U.S., Inc., 9.375%, 04/01/19	6,115
7,819	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	7,858

		36,969

	Technology Hardware, Storage & Peripherals — 0.2%
	NCR Corp.,
3,142	5.000%, 07/15/22	3,158
1,090	5.875%, 12/15/21	1,142
2,730	6.375%, 12/15/23	2,948
	Nokia OYJ, (Finland),
7,517	5.375%, 05/15/19	8,043
3,145	6.625%, 05/15/39	3,389
2,585	Seagate HDD Cayman, (Cayman Islands), 4.750%, 06/01/23	2,669

		21,349

	Total Information Technology	425,440

	Materials — 9.7%
	Chemicals — 2.2%
	Ashland, Inc.,
7,906	3.000%, 03/15/16	8,015
13,038	3.875%, 04/15/18	13,347
12,040	4.750%, 08/15/22	12,055
15,644	Axiall Corp., 4.875%, 05/15/23	15,664
9,800	Basell Finance Co., B.V., (Netherlands), 8.100%, 03/15/27 (e)	13,327
	Celanese US Holdings LLC,
5,000	4.625%, 11/15/22	5,088
3,000	6.625%, 10/15/18	3,112
2,100	Chemtura Corp., 5.750%, 07/15/21	2,184
6,866	Eagle Spinco, Inc., 4.625%, 02/15/21	6,883

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
16,500	Huntsman International LLC, 4.875%, 11/15/20	16,830
	INEOS Group Holdings S.A., (Luxembourg),
4,516	5.875%, 02/15/19 (e)	4,629
6,617	6.125%, 08/15/18 (e)	6,832
	LyondellBasell Industries N.V., (Netherlands),
11,430	5.000%, 04/15/19	12,782
6,000	6.000%, 11/15/21	7,172
10,610	Momentive Performance Materials, Inc., 8.875%, 10/15/20	9,947
5,135	NOVA Chemicals Corp., (Canada), 5.250%, 08/01/23 (e)	5,533
9,550	Nufarm Australia Ltd., (Australia), 6.375%, 10/15/19 (e)	9,765
8,200	Olin Corp., 5.500%, 08/15/22	8,610
4,125	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 04/01/20	4,548
	PolyOne Corp.,
18,137	5.250%, 03/15/23	18,726
16,903	7.375%, 09/15/20	18,213
	Rain CII Carbon LLC/CII Carbon Corp.,
11,845	8.000%, 12/01/18 (e)	12,319
13,856	8.250%, 01/15/21 (e)	14,549
7,306	Rayonier AM Products, Inc., 5.500%, 06/01/24 (e)	7,160

		237,290

	Construction Materials — 1.6%
43,350	Cemex Espana S.A., (Spain), 9.875%, 04/30/19 (e)	49,202
4,691	CEMEX Espana S.A., (Spain), 9.250%, 05/12/20 (e)	5,090
	Cemex Finance LLC,
2,160	6.000%, 04/01/24 (e)	2,246
23,630	9.375%, 10/12/22 (e)	27,884
4,540	9.660%, 02/14/17 (i)	4,562
	Cemex S.A.B. de C.V., (Mexico),
10,251	0.000%, 02/14/17 (i)	10,046
10,975	6.500%, 12/10/19 (e)	11,633
10,882	7.250%, 01/15/21 (e)	11,957
3,022	Headwaters, Inc., 7.250%, 01/15/19	3,181
1,069	Lafarge S.A., (France), 7.125%, 07/15/36	1,224
7,107	U.S. Concrete, Inc., 8.500%, 12/01/18	7,676
25,825	Vulcan Materials Co., 7.500%, 06/15/21	30,667

		165,368

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 1.2%
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., (Ireland),
5,971	6.250%, 01/31/19 (e)	6,031
1,694	7.000%, 11/15/20 (e)	1,724
8,015	9.125%, 10/15/20 (e)	8,736
	Ball Corp.,
7,143	4.000%, 11/15/23	6,839
4,195	5.000%, 03/15/22	4,357
5,450	5.750%, 05/15/21	5,750
4,125	6.750%, 09/15/20	4,342
	Berry Plastics Corp.,
8,090	5.500%, 05/15/22	8,070
8,745	9.750%, 01/15/21	9,849
	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, (Luxembourg),
9,855	5.625%, 12/15/16 (e)	10,028
9,805	6.000%, 06/15/17 (e)	9,952
9,560	Cascades, Inc., (Canada), 5.500%, 07/15/22 (e)	9,488
3,640	Constar International, Inc., 11.000%, 12/31/17 (d) (i)	604
5,375	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	5,738
7,981	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	7,831
	Graphic Packaging International, Inc.,
5,525	4.750%, 04/15/21	5,636
5,200	7.875%, 10/01/18	5,421
	Sealed Air Corp.,
5,594	5.250%, 04/01/23 (e)	5,720
6,000	6.500%, 12/01/20 (e)	6,600
400	8.125%, 09/15/19 (e)	437
6,212	8.375%, 09/15/21 (e)	6,988

		130,141

	Metals & Mining — 4.2%
10,165	AK Steel Corp., 8.750%, 12/01/18	11,258
	Alcoa, Inc.,
9,011	5.400%, 04/15/21	9,825
9,950	5.720%, 02/23/19	11,044
8,368	5.870%, 02/23/22	9,298
10,506	5.900%, 02/01/27	11,510
8,231	6.150%, 08/15/20	9,269
10,394	6.750%, 01/15/28	11,948
	Aleris International, Inc.,
3,475	7.625%, 02/15/18	3,605

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	153

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Metals & Mining — continued
8,386	7.875%, 11/01/20	8,722
	APERAM, (Luxembourg),
4,618	7.375%, 04/01/16 (e)	4,722
20,696	7.750%, 04/01/18 (e)	21,731
	ArcelorMittal, (Luxembourg),
10,000	6.000%, 03/01/21	10,775
5,000	6.125%, 06/01/18	5,444
44,050	6.750%, 02/25/22	49,168
42,300	10.350%, 06/01/19	53,298
5,165	Bluescope Steel Finance Ltd./Bluescope Steel Finance USA LLC, (Australia), 7.125%, 05/01/18 (e)	5,423
16,352	Coeur Mining, Inc., 7.875%, 02/01/21	16,383
	Commercial Metals Co.,
6,360	4.875%, 05/15/23	6,233
6,001	7.350%, 08/15/18	6,781
7,383	Constellium N.V., (Netherlands), 5.750%, 05/15/24 (e)	7,678
	First Quantum Minerals Ltd., (Canada),
11,611	6.750%, 02/15/20 (e)	12,046
11,611	7.000%, 02/15/21 (e)	12,192
10,551	7.250%, 05/15/22 (e)	11,131
	FMG Resources August 2006 Pty Ltd., (Australia),
705	6.000%, 04/01/17 (e)	735
8,537	6.875%, 02/01/18 (e)	8,977
9,636	6.875%, 04/01/22 (e)	10,497
4,000	8.250%, 11/01/19 (e)	4,380
16,481	Hecla Mining Co., 6.875%, 05/01/21	16,151
1,846	HudBay Minerals, Inc., (Canada), 9.500%, 10/01/20	2,008
10,200	KGHM International Ltd., (Canada), 7.750%, 06/15/19 (e)	10,952
	New Gold, Inc., (Canada),
11,442	6.250%, 11/15/22 (e)	12,014
4,161	7.000%, 04/15/20 (e)	4,432
21,625	Novelis, Inc., (Canada), 8.750%, 12/15/20	23,923
4,965	Prince Mineral Holding Corp., 12.000%, 12/15/19 (e)	5,561
7,575	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	8,067
8,160	Signode Industrial Group Lux S.A./Signode Industrial Group US, Inc., 6.375%, 05/01/22 (e)	8,119
	Steel Dynamics, Inc.,
4,300	5.250%, 04/15/23	4,365

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
2,891	6.125%, 08/15/19	3,093
8,017	6.375%, 08/15/22	8,578
10,950	Taseko Mines Ltd., (Canada), 7.750%, 04/15/19	10,895

		452,231

	Paper & Forest Products — 0.5%
	Clearwater Paper Corp.,
5,805	4.500%, 02/01/23	5,631
8,519	5.375%, 02/01/25 (e)	8,604
13,589	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	13,827
5,667	Louisiana-Pacific Corp., 7.500%, 06/01/20	6,177
3,166	Norbord, Inc., (Canada), 5.375%, 12/01/20 (e)	3,134
2,099	Resolute Forest Products, Inc., 5.875%, 05/15/23	2,020
	Sappi Papier Holding GmbH, (Austria),
2,350	7.750%, 07/15/17 (e)	2,567
3,100	8.375%, 06/15/19 (e)	3,387
	Unifrax I LLC/Unifrax Holding Co.,
10,625	7.500%, 02/15/19 (e)	10,944

		56,291

	Total Materials	1,041,321

	Telecommunication Services — 10.4%
	Diversified Telecommunication Services — 6.6%
	Altice Financing S.A., (Luxembourg),
6,815	6.500%, 01/15/22 (e)	7,173
4,264	7.875%, 12/15/19 (e)	4,613
	CCO Holdings LLC/CCO Holdings Capital Corp.,
3,326	5.250%, 03/15/21	3,401
50,361	6.500%, 04/30/21	53,508
5,725	7.000%, 01/15/19	6,004
3,000	7.250%, 10/30/17	3,135
797	7.375%, 06/01/20	861
	Cincinnati Bell, Inc.,
4,631	8.375%, 10/15/20	5,025
1,682	8.750%, 03/15/18	1,761
10,565	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	13,338
87,517	Embarq Corp., 7.995%, 06/01/36	98,447
	Frontier Communications Corp.,
2,610	8.500%, 04/15/20	3,034
1,810	8.750%, 04/15/22	2,109
22,792	9.250%, 07/01/21	27,008

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
	Intelsat Jackson Holdings S.A., (Luxembourg),
13,125	5.500%, 08/01/23	13,076
36,552	6.625%, 12/15/22	38,197
24,335	7.250%, 10/15/20	26,038
3,510	7.500%, 04/01/21	3,800
	Intelsat Luxembourg S.A., (Luxembourg),
33,858	7.750%, 06/01/21	35,720
9,980	8.125%, 06/01/23	10,803
	Level 3 Communications, Inc.,
13,721	8.875%, 06/01/19	14,819
49,066	11.875%, 02/01/19	53,666
12,788	Level 3 Escrow II, Inc., 5.375%, 08/15/22 (e)	12,852
	Level 3 Financing, Inc.,
29,931	6.125%, 01/15/21 (e)	31,577
19,243	7.000%, 06/01/20	20,734
31,571	8.125%, 07/01/19	34,176
7,700	8.625%, 07/15/20	8,528
3,350	VAR, 3.823%, 01/15/18 (e)	3,367
4,654	PAETEC Holding Corp., 9.875%, 12/01/18	4,962
	Qwest Capital Funding, Inc.,
7,892	6.875%, 07/15/28	8,050
18,294	7.750%, 02/15/31	18,705
4,750	Qwest Corp., 7.250%, 09/15/25	5,616
18,741	Sprint Capital Corp., 8.750%, 03/15/32	20,896
10,746	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	11,767
4,290	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	4,644
	Virgin Media Finance plc, (United Kingdom),
4,850	5.250%, 02/15/22	4,680
8,282	6.375%, 04/15/23 (e)	8,820
5,844	8.375%, 10/15/19	6,122
5,196	Virgin Media Secured Finance plc, (United Kingdom), 5.375%, 04/15/21 (e)	5,404
	Wind Acquisition Finance S.A., (Luxembourg),
13,533	4.750%, 07/15/20 (e)	13,567
11,525	7.375%, 04/23/21 (e)	12,159
	Windstream Corp.,
3,348	7.500%, 06/01/22	3,641
7,473	7.500%, 04/01/23	7,959
12,766	7.750%, 10/15/20	13,755
2,673	7.750%, 10/01/21	2,914
465	7.875%, 11/01/17	529
690	8.125%, 09/01/18	720

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
16,036	Zayo Group LLC/Zayo Capital, Inc., 10.125%, 07/01/20	18,241

		709,921

	Wireless Telecommunication Services — 3.8%
2,615	Inmarsat Finance plc, (United Kingdom), 4.875%, 05/15/22 (e)	2,622
23,594	MetroPCS Wireless, Inc., 6.625%, 11/15/20	24,774
44,366	NII Capital Corp., 7.625%, 04/01/21 (d)	6,655
	NII International Telecom S.C.A., (Luxembourg),
9,703	7.875%, 08/15/19 (d) (e)	6,404
12,873	11.375%, 08/15/19 (d) (e)	8,561
12,262	SBA Communications Corp., 4.875%, 07/15/22 (e)	12,078
674	SBA Telecommunications, Inc., 5.750%, 07/15/20	711
20,614	SoftBank Corp., (Japan), 4.500%, 04/15/20 (e)	20,975
	Sprint Communications, Inc.,
14,268	6.000%, 12/01/16	15,214
18,441	6.000%, 11/15/22	18,395
19,262	7.000%, 03/01/20 (e)	21,477
45,470	7.000%, 08/15/20	48,539
41,426	9.000%, 11/15/18 (e)	49,245
5,758	11.500%, 11/15/21	7,514
	Sprint Corp.,
9,102	7.125%, 06/15/24 (e)	9,284
5,604	7.250%, 09/15/21 (e)	5,940
11,644	7.875%, 09/15/23 (e)	12,488
	T-Mobile USA, Inc.,
6,789	5.250%, 09/01/18	7,001
12,105	6.125%, 01/15/22	12,544
15,210	6.250%, 04/01/21	15,780
4,376	6.464%, 04/28/19	4,562
3,097	6.500%, 01/15/24	3,221
13,487	6.625%, 04/01/23	14,195
15,098	6.633%, 04/28/21	15,891
33,970	6.731%, 04/28/22	35,838
12,020	6.836%, 04/28/23	12,756
10,108	Ymobile Corp., (Japan), 8.250%, 04/01/18 (e)	10,714

		403,378

	Total Telecommunication Services	1,113,299

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	155

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Utilities — 2.7%
	Electric Utilities — 0.2%
7,603	RJS Power Holdings LLC, 5.125%, 07/15/19 (e)	7,670
15,375	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/20 (e)	13,376

		21,046

	Gas Utilities — 0.7%
	AmeriGas Partners LP/AmeriGas Finance Corp.,
3,250	6.250%, 08/20/19	3,421
2,990	6.500%, 05/20/21	3,154
5,385	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 07/15/22 (e)	5,493
	Sabine Pass Liquefaction LLC,
30,157	5.625%, 04/15/23	31,363
11,000	5.625%, 02/01/21	11,605
9,090	5.750%, 05/15/24 (e)	9,454
8,459	6.250%, 03/15/22 (e)	9,178
3,405	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 08/01/21	3,677

		77,345

	Independent Power & Renewable Electricity Producers — 1.8%
	AES Corp.,
5,190	4.875%, 05/15/23	5,099
20,474	5.500%, 03/15/24	20,832
	Calpine Corp.,
9,837	5.375%, 01/15/23	9,935
9,821	5.750%, 01/15/25	9,919
13,374	5.875%, 01/15/24 (e)	14,310
5,000	6.000%, 01/15/22 (e)	5,388
24,016	7.875%, 01/15/23 (e)	26,658
	Dynegy Holdings LLC,
3,900	0.000%, 06/01/15 (d) (i)	—
12,200	7.125%, 05/15/18 (d) (i)	16
48,825	7.750%, 06/01/19 (d) (i)	—	(h)
151	8.375%, 05/01/16 (d) (i)	—
41,590	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Series B, 7.670%, 11/08/16 (d) (i)	—	(h)
10,000	Dynegy, Inc., 5.875%, 06/01/23	9,725
31,373	GenOn Energy, Inc., 9.875%, 10/15/20	33,099
	NRG Energy, Inc.,
2,000	6.250%, 07/15/22 (e)	2,095

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Independent Power & Renewable Electricity Producers — continued
11,000		6.250%, 05/01/24 (e)	11,358
20,000		6.625%, 03/15/23	21,200
25,000		7.875%, 05/15/21	27,437

			197,071

		Total Utilities	295,462

		Total Corporate Bonds (Cost $8,494,866)	8,892,100

Preferred Securities — 1.3% (x)
		Financials — 1.3%
		Banks — 1.1%
		Bank of America Corp.,
22,105		Series V, VAR, 5.125%, 06/17/19	21,877
23,776		Series K, VAR, 8.000%, 01/30/18	26,273
23,885		Series M, VAR, 8.125%, 05/15/18	26,512
11,826		Citigroup, Inc., VAR, 5.950%, 01/30/23	11,929
9,103		Wachovia Capital Trust III, VAR, 5.570%, 10/03/14	8,921
		Wells Fargo & Co.,
19,818		VAR, 5.900%, 06/15/24	20,759
4,920		Series K, VAR, 7.980%, 03/15/18	5,560

			121,831

		Capital Markets — 0.2%
10,384		Goldman Sachs Group, Inc. (The), VAR, 5.700%, 05/10/19	10,720
5,515		Morgan Stanley, VAR, 5.450%, 07/15/19	5,611

			16,331

		Insurance — 0.0% (g)
4,333		Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e)	4,474

		Total Preferred Securities (Cost $129,203)	142,636

SHARES
Common Stocks — 0.4%
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a) (i)	1,011

		Specialty Retail — 0.0% (g)
116		Neebo, Inc. (a) (i)	699

		Total Consumer Discretionary	1,710

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Financials — 0.0% (g)
		Diversified Financial Services — 0.0% (g)
9,055		Adelphia Recovery Trust (i)	25
106		Somerset Cayuga Holding Co., Inc. (a) (i)	2,857

		Total Financials	2,882

		Health Care — 0.0% (g)
		Health Care Providers & Services — 0.0% (g)
—	(h)	Magellan Health, Inc. (a)	6

		Industrials — 0.0% (g)
		Marine — 0.0% (g)
15		General Maritime Corp. (a) (i)	162

		Materials — 0.3%
		Chemicals — 0.0% (g)
—	(h)	LyondellBasell Industries N.V., Class A	26

		Construction Materials — 0.1%
359		U.S. Concrete, Inc. (a)	9,117

		Containers & Packaging — 0.0% (g)
58		Constar International, Inc., Class A, ADR (a) (i)	—	(h)

		Paper & Forest Products — 0.2%
263		New Holdco (a) (i)	24,988

		Total Materials	34,131

		Utilities — 0.1%
		Independent Power & Renewable Electricity Producers — 0.1%
250		Dynegy, Inc. (a)	8,170

		Total Common Stocks (Cost $72,803)	47,061

Preferred Stocks — 1.0%
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
77		Spanish Broadcasting System, Inc. (a) (i)	1
1		Spanish Broadcasting System, Inc., Series B, PIK, 10.750%, 10/02/14 ($1000 par value) @ (v)	1,020

		Total Consumer Discretionary	1,021

		Financials — 0.9%
		Banks — 0.1%
161		CoBank ACB, Series D, 11.000%, 10/01/14 ($50 par value) @	8,281

		Consumer Finance — 0.4%
28		Ally Financial, Inc., Series G, 7.000%, 10/02/14 ($1000 par value) (e) @	28,188
646		GMAC Capital Trust I, VAR, 8.125%, 02/15/40 ($25 par value)	17,365

			45,553

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 0.4%
423	Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	12,764
34	XLIT Ltd., (Cayman Islands), Series D, VAR, 3.354%, 09/30/14 ($1000 par value) @	28,552

		41,316

	Total Financials	95,150

	Industrials — 0.1%
	Commercial Services & Supplies — 0.1%
13	Pitney Bowes International Holdings, Inc., Series F, 6.125%, 10/30/16 (e) @	13,733

	Materials — 0.0%
	Containers & Packaging — 0.0%
6	Constar International, Inc., Class A (a) (i)	—

	Total Preferred Stocks (Cost $103,129)	109,904

PRINCIPAL AMOUNT($)
Loan Assignments — 8.8%
	Consumer Discretionary — 3.1%
	Auto Components — 0.1%
8,508	Remy International, Inc., Term B Loan 2013, VAR, 4.250%, 03/05/20	8,476

	Automobiles — 0.3%
13,811	Chrysler Group LLC, New Term Loan B, VAR, 3.500%, 05/24/17	13,791
21,905	Chrysler Group LLC, Term Loan B, VAR, 3.250%, 12/31/18 ^	21,681

		35,472

	Hotels, Restaurants & Leisure — 0.2%
4,272	American Casino & Entertainment Properties LLC, Term Loan, VAR, 4.500%, 07/03/19	4,272
6,592	Graton Economic Development Authority, Term Loan, VAR, 9.000%, 08/22/18	6,762
3,736	Intrawest Resorts Holdings, Inc., Term Loan, VAR, 5.500%, 12/09/20	3,755
6,681	Shingle Springs Tribal Gaming Authority, Term Loan B, VAR, 6.250%, 08/29/19	6,881

		21,670

	Internet & Catalog Retail — 0.0% (g)
4,959	Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.484%, 01/30/17 (i)	4,983

	Leisure Products — 0.2%
12,900	Delta 2 Sarl, 2nd Lien Term Loan, (Luxembourg), VAR, 7.750%, 07/29/22 ^	12,991

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	157

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Leisure Products — continued
11,530	FGI Operating Co. LLC, 1st Lien Term Loan B, VAR, 5.500%, 04/19/19	11,574

		24,565

	Media — 1.8%
33,935	Clear Channel Communications, Inc., Term Loan, VAR, 6.907%, 01/30/19	33,412
13,948	Clear Channel Communications, Inc., Term Loan B-1, VAR, 3.807%, 01/29/16	13,850
25,104	Clear Channel Communications, Inc., Term Loan E, VAR, 7.657%, 07/30/19	25,010
11,260	R.H. Donnelley, Inc., Exit Term Loan, VAR, 9.750%, 12/31/16	8,722
18,593	Radio One, Inc., 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	18,809
3,930	TWCC Holding Corp., 1st Lien Term Loan, VAR, 3.500%, 02/13/17	3,880
22,155	Univision Communications, Inc., 1st Lien Term Loan C-4, VAR, 4.000%, 03/01/20	22,003
9,727	Univision Communications, Inc., Term Loan, VAR, 4.000%, 03/01/20	9,661
16,863	Vertis, Inc., Extended Term Loan, VAR, 12/21/15 (d) (i)	126
38,594	Visant Corp, 1st Lien Term Loan, VAR, 5.250%, 12/22/16	38,389
11,075	Visant Corp., 1st Lien Term Loan B, VAR, 5.500%, 07/29/21 ^	11,027
5,207	WMG Acquisition Corp., Term Loan, VAR, 3.750%, 07/01/20	5,070

		189,959

	Multiline Retail — 0.2%
17,655	J.C. Penney Corp., Inc., 1st Lien Term Loan, VAR, 6.000%, 05/22/18 ^	17,754

	Specialty Retail — 0.3%
14,963	J. Crew Group, Inc., 1st Lien Term Loan B, VAR, 4.000%, 03/05/21	14,660
3,000	Michaels Stores, Inc., Term B Loan, VAR, 3.750%, 01/28/20 ^	2,965
2,870	Party City Holdings, Inc., Term Loan B, VAR, 4.000%, 07/27/19 ^	2,843
12,307	Serta Simmons Holdings LLC, Term Loan B, VAR, 4.250%, 10/01/19	12,289

		32,757

	Total Consumer Discretionary	335,636

	Consumer Staples — 1.5%
	Food & Staples Retailing — 1.0%
27,375	Albertsons LLC, Term Loan B4, VAR, 08/08/21 ^	27,432

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
5,290	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5,347
27,483	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	27,552
41,154	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19	40,846

		101,177

	Food Products — 0.4%
4,102	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	4,085
23,386	H. J. Heinz Co., USD Term B-2 Loan, VAR, 3.500%, 06/05/20	23,360
3,712	Hearthside Food Solutions LLC, 1st Lien Term Loan, VAR, 4.500%, 06/02/21	3,714
9,782	Pinnacle Foods Finance LLC, Term Loan G, VAR, 3.250%, 04/29/20	9,656
2,978	Pinnacle Foods Finance LLC, Tranche H Term Loan, VAR, 3.250%, 04/29/20	2,940
3,550	Post Holdings, Inc., 1st Lien Term Loan B, VAR, 3.750%, 06/02/21 ^	3,547

		47,302

	Household Products — 0.1%
8,168	Reynolds Group Holdings Ltd., Incremental Term Loan, VAR, 4.000%, 12/01/18	8,146
4,466	Spectrum Brands, Inc., Tranche 3 Term Loan, VAR, 3.500%, 09/04/19	4,439

		12,585

	Total Consumer Staples	161,064

	Energy — 0.5%
	Energy Equipment & Services — 0.1%
4,370	Floatel International Ltd., 1st Lien Term Loan B, VAR, 6.000%, 06/27/20	4,381
5,673	Stallion Oilfield Holdings, Inc., Term Loan, VAR, 8.000%, 06/19/18 ^	5,737

		10,118

	Oil, Gas & Consumable Fuels — 0.4%
2,780	Alon USA Partners LP, Term Loan B, VAR, 9.250%, 11/26/18	2,839
18,660	Fieldwood Energy LLC, 2nd Lien Term Loan, VAR, 8.375%, 09/30/20 ^	19,064
10,880	MEG Energy Corp., Term Loan B, VAR, 3.750%, 03/31/20	10,844
9,733	Sabine Oil & Gas (NFR Energy), 2nd Lien Term Loan, VAR, 8.750%, 12/31/18	9,851

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Oil, Gas & Consumable Fuels — continued
3,746	Vantage Energy LLC, 2nd Lien Term Loan, VAR, 8.500%, 12/20/18	3,765

		46,363

	Total Energy	56,481

	Financials — 0.4%
	Consumer Finance — 0.1%
11,970	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18 ^	11,960

	Diversified Financial Services — 0.3%
7,412	Onex USI Acquisition Corp., Term Loan B, VAR, 4.250%, 12/27/19 ^	7,344
21,738	ROC Finance LLC, 1st Lien Term Loan, VAR, 5.000%, 06/20/19	21,072

		28,416

	Insurance — 0.0% (g)
3,157	National Financial Partners Corp, 1st Lien Term Loan B, VAR, 4.500%, 07/01/20 ^	3,137

	Total Financials	43,513

	Health Care — 0.1%
	Health Care Providers & Services — 0.1%
970	IASIS Healthcare Corp., New Term Loan B2, VAR, 4.500%, 05/03/18	971
5,777	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	5,756

		6,727

	Pharmaceuticals — 0.0% (g)
5,136	Catalent Pharma Solutions, Inc., USD Term Loan, VAR, 6.500%, 12/31/17	5,162
1,337	Ceva Logistics Holdings, Inc. Term Loan B, VAR, 6.500%, 03/19/21	1,305

		6,467

	Total Health Care	13,194

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
4,463	Ducommun, Inc., Term Loan B, VAR, 4.750%, 06/28/17	4,469

	Air Freight & Logistics — 0.0% (g)
167	Ceva Group plc, Canadian Term Loan, VAR, 6.500%, 03/19/21	163
969	Ceva Group plc, Dutch BV Term Loan, VAR, 6.500%, 03/19/21	946
921	Ceva Group plc, Synthetic Letter of Credit, Term Loan, VAR, 6.500%, 03/19/21	889

		1,998

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.1%
10,885	Delta Air Lines, Inc., Term Loan B1, VAR, 3.250%, 10/18/18	10,779

	Commercial Services & Supplies — 0.1%
12,003	Harland Clarke Holdings Corp., Extended Tranche B-2 Term Loan, VAR, 5.484%, 06/30/17	12,013

	Industrial Conglomerates — 0.0% (g)
2,275	Autoparts Holdings Ltd., 1st Lien Term Loan, VAR, 6.500%, 07/29/17	2,273

	Machinery — 0.1%
6,931	Wabash National Corp., 1st Lien Term Loan B, VAR, 4.500%, 05/08/19	6,935

	Marine — 0.1%
6,148	Drillships Ocean Ventures, Inc., 1st Lien Term Loan B, VAR, 5.500%, 07/25/21	6,165
7,135	Shelf Drilling Holdings Ltd., Term Loan, VAR, 10.000%, 10/08/18	7,278

		13,443

	Road & Rail — 0.0% (g)
2,132	Ozburn-Hessey Logistics LLC, Term Loan, VAR, 6.753%, 05/23/19	2,136

	Trading Companies & Distributors — 0.1%
6,369	McJunkin Red Man Corp., Term Loan B, VAR, 5.000%, 11/08/19	6,369

	Total Industrials	60,415

	Information Technology — 1.1%
	Communications Equipment — 0.2%
15,039	Avaya, Inc., 1st Lien Term Loan B3, VAR, 4.655%, 10/26/17	14,569
5,908	Avaya, Inc., Term Loan B6, VAR, 6.500%, 03/31/18	5,922

		20,491

	Electronic Equipment, Instruments & Components — 0.2%
4,893	CDW LLC/CDW Finance Corp., Term Loan, VAR, 3.250%, 04/29/20	4,827
19,563	Dell International LLC, USD Term Loan B, VAR, 4.500%, 04/29/20 ^	19,601

		24,428

	Internet Software & Services — 0.1%
7,140	Go Daddy Group, Inc. (The), Term Loan B, VAR, 4.750%, 05/13/21	7,117

	IT Services — 0.3%
20,200	First Data Corp., 2018 Dollar Term Loan, VAR, 3.655%, 03/23/18	19,973

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	159

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	IT Services — continued
6,436	First Data Corp., 2nd Lien Term Loan, VAR, 3.655%, 09/24/18	6,377
892	UCS International, Inc., Term Loan, VAR, 5.500%, 07/26/17	891

		27,241

	Semiconductors & Semiconductor Equipment — 0.3%
2,922	Avago Technologies Ltd., 1st Lien Term Loan B, VAR, 3.750%, 05/06/21	2,917
9,382	Freescale Semiconductor, Inc., 7 Years Term Loan B-4, VAR, 4.250%, 02/28/20	9,345
6,908	Freescale Semiconductor, Inc., Term Loan B-5, VAR, 5.000%, 01/15/21	6,930
12,878	On Semiconductor Corp., Term Loan, VAR, 1.985%, 01/02/18	12,556

		31,748

	Software — 0.0% (g)
3,009	Attachmate Corp., 1st Lien Term Loan, VAR, 7.250%, 11/22/17	3,039

	Total Information Technology	114,064

	Materials — 0.2%
	Chemicals — 0.2%
3,190	Arizona Chemical U.S., Inc., 2nd Lien Term Loan, VAR, 7.500%, 06/10/22	3,214
13,423	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, VAR, 3.750%, 02/01/20	13,335
3,410	OCI Beaumont LLC, Term B-3 Loan, VAR, 5.000%, 08/20/19	3,431

		19,980

	Construction Materials — 0.0% (g)
2,033	Quikrete Holdings, Inc., 2nd Lien Initial Loan, VAR, 7.000%, 03/26/21	2,053

	Metals & Mining — 0.0% (g)
1,200	Atkore International, Inc., 2nd Lien Term Loan, VAR, 7.750%, 10/09/21	1,191

	Total Materials	23,224

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.2%
10,726	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	10,927
620	UPC Financing Partnership, Facility AH, VAR, 3.250%, 06/30/21	609
1,626	XO Communications LLC, 1st Lien Term Loan, VAR, 4.250%, 03/20/21	1,620

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
3,766	Zayo Group LLC, Term Loan B, VAR, 4.000%, 07/02/19	3,750

		16,906

	Wireless Telecommunication Services — 0.1%
6,591	Syniverse Holdings, Inc., Term Loan 2019, VAR, 4.000%, 04/23/19	6,525
8,811	Syniverse Holdings, Inc.,1st Lien Term Loan, VAR, 4.000%, 04/23/19	8,701

		15,226

	Total Telecommunication Services	32,132

	Utilities — 1.0%
	Electric Utilities — 1.0%
5,413	Energy Future Holdings Corp., 1st Lien Term Loan, VAR, 4.250%, 06/19/16	5,419
5,000	Texas Competitive Electric Holdings Co. LLC, 1st Lien Term Loan, VAR, 3.750%, 05/05/16	5,030
58,715	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.652%, 10/10/17 ^	45,403
59,999	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.652%, 10/10/14 ^	46,409

	Total Utilities	102,261

	Total Loan Assignments (Cost $960,638)	941,984

NUMBER OF WARRANTS
Warrants — 0.0%
	Consumer Discretionary — 0.0%
	Specialty Retail — 0.0%
	Neebo, Inc.,
52	expiring 06/20/19 (Strike Price $1.00) (a) (i)	—
112	expiring 06/29/19 (Strike Price $1.00) (a) (i)	—

	Total Consumer Discretionary	—

	Industrials — 0.0%
	Marine — 0.0%
23	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—

	Total Warrants (Cost $2)	—

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments— 4.3%
	U.S. Treasury Obligation — 0.0% (g)
2,315	U.S. Treasury Bill, 0.028%, 01/08/15 (n)	2,315

SHARES
	Investment Company — 4.3%
464,673	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	464,673

	Total Short-Term Investments (Cost $466,987)	466,988

	Total Investments — 99.0% (Cost $10,246,261)	10,616,054
	Other Assets in Excess of Liabilities — 1.0%	102,269

	NET ASSETS — 100.0%	$10,718,323

Percentages indicated are based on net assets.

Centrally Cleared Credit Default Swaps — Sell Protection [1]

Credit Index:

REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF AUGUST 31, 2014 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
CDX.NA.HY.22-V2	5.000% quarterly	06/20/19	3.107%	50,000	$4,478	$(4,431)

[1]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	161

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 6.2%
	Ally Auto Receivables Trust,
124	Series 2010-4, Class A4, 1.350%, 12/15/15	124
782	Series 2011-4, Class A4, 1.140%, 06/15/16	784
889	Series 2012-1, Class A4, 1.210%, 07/15/16	893
245	Series 2012-2, Class A3, 0.740%, 04/15/16	246
349	Series 2012-3, Class A3, 0.850%, 08/15/16	349
556	Series 2012-4, Class A3, 0.590%, 01/17/17	557
868	Series 2012-5, Class A3, 0.620%, 03/15/17	870
1,186	Series 2013-1, Class A3, 0.630%, 05/15/17	1,187
976	Series 2013-2, Class A3, 0.790%, 01/15/18	975
997	Series 2013-SN1, Class A3, 0.720%, 05/20/16	997
1,847	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	1,846
	AmeriCredit Automobile Receivables Trust,
81	Series 2011-5, Class A3, 1.550%, 07/08/16	81
73	Series 2012-1, Class A3, 1.230%, 09/08/16	73
143	Series 2012-4, Class A3, 0.670%, 06/08/17	143
490	Series 2013-1, Class A3, 0.610%, 10/10/17	490
629	Series 2013-5, Class A3, 0.900%, 09/10/18	630
176	Bank of America Auto Trust, Series 2012-1, Class A3, 0.780%, 06/15/16	176
	BMW Vehicle Lease Trust,
821	Series 2013-1, Class A3, 0.540%, 09/21/15	822
1,726	Series 2014-1, Class A3, 0.730%, 02/21/17	1,725
933	BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.670%, 11/27/17	934
	CarMax Auto Owner Trust,
331	Series 2012-3, Class A3, 0.520%, 07/17/17	331
906	Series 2013-1, Class A3, 0.600%, 10/16/17	907
800	Series 2013-4, Class A3, 0.800%, 07/16/18	799
2,273	Series 2014-2, Class A3, 0.980%, 01/15/19	2,271
	CNH Equipment Trust,
76	Series 2011-B, Class A3, 0.910%, 08/15/16	76
145	Series 2012-A, Class A3, 0.940%, 05/15/17	145
546	Series 2012-C, Class A3, 0.570%, 12/15/17	546
1,341	Series 2012-D, Class A3, 0.650%, 04/16/18	1,343
1,297	Series 2013-A, Class A3, 0.690%, 06/15/18	1,299
652	Series 2013-C, Class A3, 1.020%, 08/15/18	655
1,858	Series 2013-D, Class A3, 0.770%, 10/15/18	1,855
1,548	Series 2014-A, Class A3, 0.840%, 05/15/19	1,548
2,000	Series 2014-B, Class A3, 0.910%, 05/15/19	1,996
	CPS Auto Receivables Trust,
757	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	760
1,109	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	1,109

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

228	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	229
131	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	134
407	Discover Card Execution Note Trust, Series 2012-A1, Class A1, 0.810%, 08/15/17	408
	Exeter Automobile Receivables Trust,
897	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	899
335	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	335
	Fifth Third Auto Trust,
1,117	Series 2013-1, Class A3, 0.880%, 10/16/17	1,122
1,353	Series 2013-A, Class A3, 0.610%, 09/15/17	1,354
	Ford Credit Auto Lease Trust,
570	Series 2013-B, Class A3, 0.760%, 09/15/16	571
1,002	Series 2014-B, Class A3, 0.890%, 09/15/17	1,003
	Ford Credit Auto Owner Trust,
260	Series 2012-A, Class A3, 0.840%, 08/15/16	261
294	Series 2012-B, Class A3, 0.720%, 12/15/16	295
494	Series 2012-D, Class A3, 0.510%, 04/15/17	494
716	Series 2013-B, Class A3, 0.570%, 10/15/17	717
774	Series 2013-C, Class A3, 0.820%, 12/15/17	776
986	Series 2013-D, Class A3, 0.670%, 04/15/18	986
1,423	Series 2014-B, Class A3, 0.900%, 10/15/18	1,426
1,135	GCAT, Series 2014-1A, Class A1, VAR, 3.228%, 07/25/19 (e)	1,135
538	GE Equipment Transportation LLC, Series 2012-2, Class A3, 0.620%, 07/25/16	539
2,114	GLC Trust, Series 2014-A, Class A, 3.000%, 07/15/21 (e)	2,103
	GMAT Trust,
1,743	Series 2013-1A, Class A, SUB, 3.967%, 11/25/43 (e)	1,748
478	Series 2014-1A, Class A, SUB, 3.721%, 02/25/44 (e)	479
	HLSS Servicer Advance Receivables Backed Notes,
2,700	Series 2013-T2, Class A2, 1.147%, 05/16/44 (e)	2,701
1,248	Series 2013-T7, Class AT7, 1.981%, 11/15/46 (e)	1,253
808	HLSS Servicer Advance Receivables Trust, Series 2014-T1, Class AT1, 1.244%, 01/17/45 (e)	809

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Honda Auto Receivables Owner Trust,
337	Series 2012-1, Class A4, 0.970%, 04/16/18	338
187	Series 2012-2, Class A3, 0.700%, 02/16/16	188
1,211	Series 2013-1, Class A3, 0.480%, 11/21/16	1,211
796	Series 2013-2, Class A3, 0.530%, 02/16/17	797
1,298	Series 2013-4, Class A3, 0.690%, 09/18/17	1,299
2,326	Series 2014-1, Class A3, 0.670%, 11/21/17	2,319
	Huntington Auto Trust,
2,000	Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	2,011
146	Series 2012-1, Class A3, 0.810%, 09/15/16	146
905	Series 2012-2, Class A3, 0.510%, 04/17/17	905
	Hyundai Auto Receivables Trust,
91	Series 2010-B, Class A4, 1.630%, 03/15/17	91
420	Series 2011-B, Class A4, 1.650%, 02/15/17	421
2,327	Series 2013-A, Class A3, 0.560%, 07/17/17	2,329
1,039	Series 2013-B, Class A3, 0.710%, 09/15/17	1,041
964	Series 2014-A, Class A3, 0.790%, 07/16/18	963
1,894	Series 2014-B, Class A3, 0.900%, 12/17/18	1,893
	John Deere Owner Trust,
264	Series 2012-A, Class A3, 0.750%, 03/15/16	264
437	Series 2012-B, Class A3, 0.530%, 07/15/16	437
1,500	Series 2013-A, Class A3, 0.600%, 03/15/17	1,503
1,429	Series 2014-B, Class A3, 1.070%, 11/15/18	1,429
716	Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A3, 0.590%, 02/15/16	716
	Mercedes-Benz Auto Receivables Trust,
651	Series 2012-1, Class A3, 0.470%, 10/17/16	651
929	Series 2013-1, Class A3, 0.780%, 08/15/17	932
	Nissan Auto Lease Trust,
346	Series 2013-B, Class A3, 0.750%, 06/15/16	346
931	Series 2014-A, Class A3, 0.800%, 02/15/17	931
	Nissan Auto Receivables Owner Trust,
916	Series 2012-A, Class A4, 1.000%, 07/16/18	921
1,275	Series 2013-A, Class A3, 0.500%, 05/15/17	1,276
1,260	Series 2013-C, Class A3, 0.670%, 08/15/18	1,257
1,280	Series 2014-A, Class A3, 0.720%, 08/15/18	1,278
	OneMain Financial Issuance Trust,
1,162	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	1,162
1,653	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	1,653
1,749	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.092%, 10/25/34	1,739

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

268	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 05/15/29 (e)	269
653	RAMP Trust, Series 2006-RZ1, Class A3, VAR, 0.455%, 03/25/36	637
	Santander Drive Auto Receivables Trust,
4	Series 2012-3, Class A3, 1.080%, 04/15/16	4
254	Series 2012-5, Class A3, 0.830%, 12/15/16	254
1,280	Series 2013-1, Class A3, 0.620%, 06/15/17	1,281
443	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	448
2,520	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	2,518
	Toyota Auto Receivables Owner Trust,
439	Series 2013-A, Class A3, 0.550%, 01/17/17	440
2,074	Series 2014-A, Class A3, 0.670%, 12/15/17	2,071
1,373	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.555%, 10/15/15 (e)	1,382
1,388	Truman Capital Mortgage Loan Trust, Series 2014-NLP1, Class A1, SUB, 3.228%, 07/25/53	1,386
368	U.S. Residential Opportunity Fund Trust, Series 2014-1A, Class NOTE, SUB, 3.466%, 03/25/34 (e)	369
	USAA Auto Owner Trust,
271	Series 2012-1, Class A3, 0.430%, 08/15/16	271
1,236	Series 2014-1, Class A3, 0.580%, 12/15/17	1,235
	Vericrest Opportunity Loan Transferee LLC,
2,188	Series 2014-NPL4, Class A1, SUB, 3.125%, 04/27/54 (e)	2,188
1,654	Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58	1,649
	Volkswagen Auto Loan Enhanced Trust,
512	Series 2012-1, Class A3, 0.850%, 08/22/16	513
757	Series 2012-2, Class A3, 0.460%, 01/20/17	757
1,885	Series 2013-2, Class A3, 0.700%, 04/20/18	1,877
1,418	VOLT XXII LLC, Series 2014-NPL1, Class A1, SUB, 3.625%, 10/27/53 (e)	1,420
1,425	VOLT XXIII LLC, Series 2014-NPL2, Class A1, SUB, 3.625%, 11/25/53 (e)	1,429
1,255	VOLT XXIV LLC, Series 2014-NPL3, Class A1, SUB, 3.250%, 11/25/53 (e)	1,257

	Total Asset-Backed Securities (Cost $107,200)	107,421

Collateralized Mortgage Obligations — 18.1%
	Agency CMO — 17.3%
153	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	159

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	163

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
	Federal Home Loan Mortgage Corp. REMIC,
47	Series 1578, Class K, 6.900%, 09/15/23	53
382	Series 2110, Class PG, 6.000%, 01/15/29	424
25	Series 2355, Class BP, 6.000%, 09/15/16	25
38	Series 2391, Class QR, 5.500%, 12/15/16	39
35	Series 2427, Class LW, 6.000%, 03/15/17	36
61	Series 2436, Class MC, 7.000%, 04/15/32	68
72	Series 2441, Class GF, 6.500%, 04/15/32	81
316	Series 2505, Class D, 5.500%, 09/15/32	352
872	Series 2525, Class AM, 4.500%, 04/15/32	962
247	Series 2544, Class KE, 5.500%, 12/15/32	272
530	Series 2557, Class HL, 5.300%, 01/15/33	578
30	Series 2558, Class BD, 5.000%, 01/15/18	32
165	Series 2564, Class NK, 5.000%, 02/15/18	174
184	Series 2575, Class PE, 5.500%, 02/15/33	201
679	Series 2586, Class WG, 4.000%, 03/15/33	716
21	Series 2594, Class JB, 4.500%, 04/15/18	22
41	Series 2595, Class HJ, 5.000%, 03/15/23	44
617	Series 2596, Class QD, 4.000%, 03/15/33	657
14	Series 2602, Class BD, 4.000%, 12/15/22	14
515	Series 2611, Class KH, 5.000%, 05/15/18	544
755	Series 2621, Class QH, 5.000%, 05/15/33	830
913	Series 2624, Class QH, 5.000%, 06/15/33	1,003
1,804	Series 2626, Class JC, 5.000%, 06/15/23	1,984
2,180	Series 2632, Class AB, 4.500%, 06/15/18	2,297
34	Series 2648, Class BK, 5.000%, 07/15/33	35
67	Series 2649, Class PJ, 3.500%, 06/15/33	70
60	Series 2649, Class QH, 4.500%, 07/15/18	63
227	Series 2649, Class WB, 3.500%, 07/15/23	232
1,903	Series 2685, Class DT, 5.000%, 10/15/23	2,084
350	Series 2687, Class JH, 5.000%, 10/15/23	386
45	Series 2692, Class QD, 5.000%, 12/15/22	45
926	Series 2696, Class DG, 5.500%, 10/15/33	1,042
17	Series 2698, Class PG, 5.000%, 06/15/32	17
284	Series 2699, Class TC, 4.000%, 11/15/18	297
2,637	Series 2701, Class AC, 5.000%, 11/15/23	2,891
9	Series 2707, Class KJ, 5.000%, 11/15/18	10
25	Series 2709, Class PE, 5.000%, 12/15/22	26
170	Series 2725, Class TA, 4.500%, 12/15/33	190
1,371	Series 2733, Class ME, 5.000%, 01/15/34	1,505
114	Series 2744, Class TU, 5.500%, 05/15/32	120
24	Series 2750, Class JB, 4.500%, 02/15/19	25
631	Series 2752, Class JB, 4.500%, 02/15/19	665
221	Series 2760, Class KT, 4.500%, 09/15/32	226
26	Series 2764, Class TE, 5.000%, 10/15/32	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
797	Series 2764, Class UE, 5.000%, 10/15/32	844
441	Series 2768, Class PK, 5.000%, 03/15/34	461
211	Series 2770, Class EV, 4.500%, 09/15/28	215
150	Series 2773, Class OC, 5.000%, 04/15/19	165
1,625	Series 2804, Class AM, 5.000%, 03/15/34	1,687
85	Series 2827, Class TE, 5.000%, 04/15/33	87
248	Series 2828, Class JE, 4.500%, 07/15/19	263
56	Series 2843, Class BC, 5.000%, 08/15/19	59
3,896	Series 2852, Class NY, 5.000%, 09/15/33	3,994
525	Series 2864, Class NB, 5.500%, 07/15/33	564
491	Series 2875, Class HB, 4.000%, 10/15/19	521
56	Series 2888, Class CG, 5.000%, 08/15/33	58
6	Series 2890, Class PD, 5.000%, 03/15/33	6
21	Series 2891, Class LD, 5.000%, 08/15/33	21
265	Series 2896, Class VB, 5.000%, 12/15/25	267
6	Series 2898, Class PE, 5.000%, 05/15/33	6
850	Series 2899, Class HB, 4.000%, 12/15/19	905
308	Series 2910, Class BE, 4.500%, 12/15/19	324
383	Series 2920, Class KT, 4.500%, 01/15/20	405
360	Series 2929, Class KG, 4.500%, 02/15/20	381
1,000	Series 2934, Class KG, 5.000%, 02/15/35	1,080
119	Series 2950, Class JA, 4.500%, 03/15/20	124
773	Series 2957, Class VW, 5.000%, 08/15/24	787
68	Series 2958, Class ME, 5.500%, 10/15/33	68
2,250	Series 2960, Class JH, 5.500%, 04/15/35	2,536
233	Series 2968, Class MD, 5.500%, 12/15/33	245
413	Series 2981, Class BC, 4.500%, 05/15/20	435
1,865	Series 2987, Class KG, 5.000%, 12/15/34	1,902
94	Series 2988, Class TY, 5.500%, 06/15/25	104
2,232	Series 2989, Class TG, 5.000%, 06/15/25	2,425
55	Series 2993, Class PM, 4.500%, 05/15/35	57
61	Series 3017, Class MK, 5.000%, 12/15/34	64
382	Series 3028, Class ME, 5.000%, 02/15/34	395
191	Series 3036, Class TE, 5.500%, 12/15/34	203
610	Series 3037, Class ND, 5.000%, 01/15/34	618
200	Series 3057, Class PE, 5.500%, 11/15/34	210
181	Series 3059, Class CE, 5.000%, 02/15/34	183
1,201	Series 3062, Class HE, 5.000%, 01/15/34	1,219
147	Series 3067, Class PK, 5.500%, 05/15/34	149
71	Series 3077, Class TO, PO, 04/15/35	65
107	Series 3078, Class PD, 5.500%, 07/15/34	109
48	Series 3080, Class VB, 5.000%, 06/15/25	48
187	Series 3082, Class PW, 5.500%, 12/15/35	208
4,500	Series 3084, Class BH, 5.500%, 12/15/35	5,037
246	Series 3087, Class KX, 5.500%, 12/15/25	272

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
10	Series 3098, Class KE, 5.500%, 09/15/34	10
3,601	Series 3098, Class KG, 5.500%, 01/15/36	4,051
3,800	Series 3102, Class CE, 5.500%, 01/15/26	4,185
1,083	Series 3117, Class PL, 5.000%, 08/15/34	1,100
103	Series 3121, Class JD, 5.500%, 03/15/26	113
353	Series 3123, Class HT, 5.000%, 03/15/26	379
217	Series 3136, Class CO, PO, 04/15/36	208
163	Series 3145, Class AJ, 5.500%, 04/15/36	181
1,320	Series 3150, Class EQ, 5.000%, 05/15/26	1,448
261	Series 3200, Class PO, PO, 08/15/36	241
520	Series 3204, Class NV, 5.000%, 08/15/17	534
890	Series 3219, Class PD, 6.000%, 11/15/35	940
209	Series 3270, Class AT, 5.500%, 01/15/37	230
131	Series 3271, Class PB, 6.000%, 12/15/35	135
31	Series 3272, Class PA, 6.000%, 02/15/37	34
182	Series 3289, Class ND, 5.500%, 06/15/35	188
5,364	Series 3294, Class DB, 4.500%, 03/15/22	5,686
167	Series 3337, Class MD, 5.500%, 06/15/27	184
253	Series 3348, Class HT, 6.000%, 07/15/37	277
1,346	Series 3349, Class HE, 5.500%, 07/15/36	1,431
97	Series 3372, Class BD, 4.500%, 10/15/22	103
21	Series 3414, Class A, 4.500%, 07/15/22	21
350	Series 3493, Class LA, 4.000%, 10/15/23	371
59	Series 3508, Class PK, 4.000%, 02/15/39	60
78	Series 3513, Class A, 4.500%, 02/15/39	83
652	Series 3521, Class B, 4.000%, 04/15/24	696
225	Series 3544, Class BC, 4.000%, 06/15/24	240
5,262	Series 3546, Class NB, 4.000%, 06/15/24	5,653
4,319	Series 3562, Class JC, 4.000%, 08/15/24	4,627
3,139	Series 3563, Class BD, 4.000%, 08/15/24	3,361
115	Series 3563, Class LB, 4.000%, 08/15/29	120
265	Series 3571, Class MY, 4.000%, 09/15/24	285
3,000	Series 3575, Class EB, 4.000%, 09/15/24	3,230
4,966	Series 3577, Class B, 4.000%, 09/15/24	5,319
785	Series 3578, Class KB, 4.000%, 09/15/24	831
338	Series 3593, Class PC, 5.000%, 05/15/38	350
1,208	Series 3605, Class NB, 5.500%, 06/15/37	1,272
48	Series 3652, Class A, 4.500%, 11/15/24	51
530	Series 3653, Class B, 4.500%, 04/15/30	571
3,767	Series 3653, Class HJ, 5.000%, 04/15/40	4,114
135	Series 3659, Class BD, 5.000%, 01/15/37	147
530	Series 3659, Class VG, 5.000%, 09/15/34	597
2,435	Series 3677, Class KB, 4.500%, 05/15/40	2,626
3,100	Series 3677, Class PB, 4.500%, 05/15/40	3,334

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
144	Series 3688, Class GT, VAR, 7.208%, 11/15/46	171
260	Series 3715, Class PC, 4.500%, 08/15/40	283
14	Series 3730, Class PL, 4.500%, 01/15/33	14
1,890	Series 3740, Class BP, 4.500%, 04/15/38	2,025
482	Series 3747, Class HI, IO, 4.500%, 07/15/37	50
1,222	Series 3747, Class PA, 4.000%, 04/15/38	1,305
255	Series 3755, Class ML, 5.500%, 06/15/29	279
1,750	Series 3787, Class AY, 3.500%, 01/15/26	1,832
1,275	Series 3794, Class LB, 3.500%, 01/15/26	1,338
1,075	Series 3797, Class PA, 4.500%, 08/15/39	1,120
2,799	Series 3819, Class ZQ, 6.000%, 04/15/36	3,146
2,898	Series 3827, Class BM, 5.500%, 08/15/39	3,191
1,233	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,310
2,800	Series 3874, Class DW, 3.500%, 06/15/21	2,967
1,600	Series 3885, Class AC, 4.000%, 06/15/26	1,696
821	Series 3898, Class KH, 3.500%, 06/15/26	860
1,600	Series 3911, Class B, 3.500%, 08/15/26	1,679
2,500	Series 3959, Class PB, 3.000%, 11/15/26	2,528
366	Series 4026, Class MQ, 4.000%, 04/15/42	387
846	Series 4085, Class FB, VAR, 0.555%, 01/15/39	844
4,174	Series 4219, Class JA, 3.500%, 08/15/39	4,308
1,500	Series 4238, Class UY, 3.000%, 08/15/33	1,469
	Federal Home Loan Mortgage Corp. STRIPS,
2,231	Series 262, Class 35, 3.500%, 07/15/42	2,279
3,518	Series 279, Class F6, VAR, 0.605%, 09/15/42	3,510
	Federal National Mortgage Association — ACES,
1,732	Series 2011-M2, Class A2, 3.645%, 04/25/21	1,865
2,803	Series 2011-M4, Class A1, 2.548%, 06/25/21	2,886
884	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	887
3,953	Series 2013-M13, Class A2, VAR, 2.624%, 04/25/23	3,925
1,878	Series 2013-M7, Class A2, 2.280%, 12/27/22	1,819
3,500	Series 2014-M1, Class A2, VAR, 3.502%, 07/25/23	3,665
3,108	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	3,303
3,100	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	3,286

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	165

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
644	Series 2014-M6, Class FA, VAR, 0.459%, 12/25/17	645
4,756	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	4,830
	Federal National Mortgage Association REMIC,
465	Series 1997-57, Class PN, 5.000%, 09/18/27	500
115	Series 1999-51, Class PH, 6.000%, 10/25/29	120
213	Series 2001-63, Class TC, 6.000%, 12/25/31	240
519	Series 2001-81, Class HE, 6.500%, 01/25/32	575
18	Series 2002-24, Class AJ, 6.000%, 04/25/17	19
517	Series 2002-75, Class GB, 5.500%, 11/25/32	561
201	Series 2002-85, Class PE, 5.500%, 12/25/32	219
223	Series 2003-5, Class EQ, 5.500%, 02/25/23	244
118	Series 2003-21, Class OU, 5.500%, 03/25/33	128
8	Series 2003-22, Class UH, 4.000%, 12/25/32	8
156	Series 2003-23, Class CH, 5.000%, 04/25/33	172
800	Series 2003-26, Class EB, 3.500%, 04/25/33	822
647	Series 2003-41, Class BK, 5.000%, 05/25/18	683
264	Series 2003-48, Class TC, 5.000%, 06/25/23	288
227	Series 2003-55, Class HY, 5.000%, 06/25/23	246
465	Series 2003-63, Class YB, 5.000%, 07/25/33	505
674	Series 2003-69, Class N, 5.000%, 07/25/33	725
342	Series 2003-80, Class QG, 5.000%, 08/25/33	386
300	Series 2003-84, Class GE, 4.500%, 09/25/18	316
77	Series 2003-84, Class PG, 5.000%, 03/25/32	77
363	Series 2003-85, Class QD, 5.500%, 09/25/33	411
679	Series 2003-86, Class VH, 5.500%, 04/25/22	692
74	Series 2003-87, Class TJ, 4.500%, 09/25/18	78

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
146	Series 2003-94, Class CE, 5.000%, 10/25/33	159
1,904	Series 2003-129, Class ME, 5.000%, 08/25/23	1,991
13	Series 2003-131, Class CG, 5.500%, 05/25/33	13
251	Series 2003-134, Class MH, 5.000%, 06/25/33	262
959	Series 2004-44, Class KT, 6.000%, 06/25/24	1,061
326	Series 2004-53, Class NC, 5.500%, 07/25/24	357
711	Series 2004-70, Class EB, 5.000%, 10/25/24	772
36	Series 2004-81, Class HA, 4.250%, 10/25/24	38
793	Series 2005-5, Class CK, 5.000%, 01/25/35	849
1,647	Series 2005-22, Class HE, 5.000%, 10/25/33	1,678
1,860	Series 2005-29, Class WC, 4.750%, 04/25/35	2,033
689	Series 2005-33, Class QD, 5.000%, 01/25/34	720
490	Series 2005-44, Class PE, 5.000%, 07/25/33	490
284	Series 2005-48, Class TD, 5.500%, 06/25/35	322
14	Series 2005-51, Class ND, 5.500%, 11/25/33	14
1,000	Series 2005-53, Class MJ, 5.500%, 06/25/35	1,126
192	Series 2005-58, Class EP, 5.500%, 07/25/35	209
132	Series 2005-62, Class CP, 4.750%, 07/25/35	140
188	Series 2005-68, Class BE, 5.250%, 08/25/35	224
544	Series 2005-68, Class PG, 5.500%, 08/25/35	600
223	Series 2005-86, Class AX, 5.500%, 10/25/35	232
190	Series 2005-86, Class WD, 5.000%, 03/25/34	192
101	Series 2005-99, Class AE, 5.500%, 12/25/35	105
59	Series 2005-101, Class ND, 5.000%, 06/25/34	59
1,375	Series 2005-102, Class PG, 5.000%, 11/25/35	1,503

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
764	Series 2005-110, Class GL, 5.500%, 12/25/35	869
64	Series 2005-110, Class MB, 5.500%, 09/25/35	69
38	Series 2005-116, Class PB, 6.000%, 04/25/34	39
89	Series 2005-121, Class V, 4.500%, 06/25/29	90
283	Series 2006-7, Class TD, 6.000%, 04/25/35	292
750	Series 2006-22, Class CE, 4.500%, 08/25/23	809
45	Series 2006-30, Class GA, 5.500%, 07/25/20	46
158	Series 2006-41, Class MC, 5.500%, 07/25/35	166
901	Series 2006-44, Class OG, 5.500%, 12/25/34	910
513	Series 2006-45, Class NW, 5.500%, 01/25/35	521
217	Series 2006-49, Class PA, 6.000%, 06/25/36	238
837	Series 2006-53, Class CM, 5.000%, 01/25/35	848
457	Series 2006-56, Class PF, VAR, 0.505%, 07/25/36	458
231	Series 2006-57, Class PD, 5.500%, 01/25/35	234
694	Series 2006-65, Class TE, 5.500%, 05/25/35	723
118	Series 2007-33, Class HE, 5.500%, 04/25/37	131
606	Series 2007-63, Class PC, 5.500%, 07/25/36	610
49	Series 2007-65, Class KI, IF, IO, 6.465%, 07/25/37	7
626	Series 2007-71, Class GB, 6.000%, 07/25/37	702
627	Series 2007-71, Class KP, 5.500%, 07/25/37	680
1,570	Series 2007-76, Class PK, 6.000%, 06/25/36	1,626
270	Series 2007-77, Class TD, 5.500%, 01/25/36	278
288	Series 2007-113, Class DB, 4.500%, 12/25/22	308
407	Series 2008-65, Class CD, 4.500%, 08/25/23	434
361	Series 2008-68, Class VK, 5.500%, 03/25/27	367

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
3,092	Series 2008-70, Class BY, 4.000%, 08/25/23	3,246
79	Series 2008-72, Class BX, 5.500%, 08/25/38	88
29	Series 2008-74, Class B, 5.500%, 09/25/38	32
65	Series 2009-37, Class KI, IF, IO, 5.845%, 06/25/39	8
384	Series 2009-39, Class LB, 4.500%, 06/25/29	408
1,748	Series 2009-62, Class HJ, 6.000%, 05/25/39	1,940
262	Series 2009-71, Class MB, 4.500%, 09/25/24	282
3,800	Series 2009-71, Class XB, 5.000%, 03/25/38	3,953
180	Series 2009-78, Class J, 5.000%, 09/25/19	190
64	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	11
144	Series 2009-86, Class OT, PO, 10/25/37	133
36	Series 2009-86, Class PC, 5.000%, 03/25/37	36
3,591	Series 2009-92, Class AD, 6.000%, 11/25/39	4,019
121	Series 2009-96, Class CB, 4.000%, 11/25/49	126
540	Series 2009-96, Class DB, 4.000%, 11/25/29	581
454	Series 2009-112, Class ST, IF, IO, 6.095%, 01/25/40	62
120	Series 2010-9, Class MD, 5.000%, 02/25/38	131
192	Series 2010-10, Class MA, 4.500%, 04/25/34	193
3,880	Series 2010-22, Class PE, 5.000%, 03/25/40	4,263
500	Series 2010-28, Class DE, 5.000%, 04/25/30	556
243	Series 2010-35, Class SB, IF, IO, 6.265%, 04/25/40	31
5,000	Series 2010-37, Class CY, 5.000%, 04/25/40	5,355
700	Series 2010-41, Class DC, 4.500%, 05/25/25	760
2,500	Series 2010-49, Class KB, 4.000%, 05/25/25	2,635
193	Series 2010-54, Class EA, 4.500%, 06/25/40	205
265	Series 2010-56, Class BD, 5.000%, 12/25/38	275

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	167

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
41	Series 2010-64, Class DM, 5.000%, 06/25/40	45
57	Series 2010-64, Class EH, 5.000%, 10/25/35	59
653	Series 2010-71, Class HJ, 5.500%, 07/25/40	732
4,000	Series 2010-103, Class GB, 4.000%, 09/25/20	4,311
334	Series 2010-111, Class AE, 5.500%, 04/25/38	356
2,621	Series 2010-135, Class HE, 3.000%, 01/25/21	2,702
800	Series 2011-22, Class MA, 6.500%, 04/25/38	905
2,102	Series 2011-39, Class ZA, 6.000%, 11/25/32	2,366
2,810	Series 2011-61, Class V, 4.500%, 08/25/22	2,938
3,000	Series 2011-75, Class BL, 3.500%, 08/25/21	3,151
1,000	Series 2012-14, Class DE, 3.500%, 03/25/42	981
706	Series 2012-103, Class DA, 3.500%, 10/25/41	724
1,765	Series 2012-137, Class CF, VAR, 0.455%, 08/25/41	1,748
2,711	Series 2013-83, Class CA, 3.500%, 10/25/37	2,843
	Federal National Mortgage Association STRIPS,
83	Series 293, Class 1, PO, 12/25/24	77
145	Series 314, Class 1, PO, 07/25/31	132
	Government National Mortgage Association,
91	Series 2002-44, Class JC, 6.000%, 07/20/32	104
703	Series 2002-79, Class KL, 5.500%, 11/20/32	786
231	Series 2003-10, Class KJ, 5.500%, 02/20/33	257
685	Series 2003-29, Class PD, 5.500%, 04/16/33	772
560	Series 2003-33, Class NE, 5.500%, 04/16/33	610
140	Series 2003-40, Class TD, 5.000%, 03/20/33	144
302	Series 2003-65, Class AP, 5.500%, 08/20/33	336
1,186	Series 2003-77, Class TK, 5.000%, 09/16/33	1,306
1,665	Series 2004-16, Class GC, 5.500%, 02/20/34	1,863

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
73	Series 2004-54, Class BG, 5.500%, 07/20/34	79
37	Series 2004-75, Class NG, 5.500%, 09/20/33	38
899	Series 2004-93, Class PD, 5.000%, 11/16/34	1,008
934	Series 2004-101, Class BE, 5.000%, 11/20/34	1,035
450	Series 2005-11, Class PL, 5.000%, 02/20/35	493
2,422	Series 2005-26, Class XY, 5.500%, 03/20/35	2,716
819	Series 2005-33, Class AY, 5.500%, 04/16/35	910
275	Series 2005-49, Class B, 5.500%, 06/20/35	306
552	Series 2005-51, Class DC, 5.000%, 07/20/35	605
102	Series 2005-56, Class BD, 5.000%, 07/20/35	112
40	Series 2006-7, Class ND, 5.500%, 08/20/35	45
151	Series 2006-38, Class SG, IF, IO, 6.495%, 09/20/33	3
74	Series 2007-26, Class SW, IF, IO, 6.045%, 05/20/37	11
673	Series 2007-37, Class LB, 5.500%, 06/16/37	749
467	Series 2007-79, Class BL, 5.750%, 08/20/37	523
450	Series 2008-7, Class PQ, 5.000%, 02/20/38	501
1,007	Series 2008-9, Class PW, 5.250%, 02/20/38	1,128
390	Series 2008-23, Class YA, 5.250%, 03/20/38	429
2	Series 2008-30, Class AB, 4.200%, 02/20/37	2
1,770	Series 2008-33, Class PB, 5.500%, 04/20/38	1,971
293	Series 2008-34, Class PG, 5.250%, 04/20/38	327
400	Series 2008-35, Class NF, 5.000%, 04/20/38	438
571	Series 2008-38, Class BE, 5.000%, 07/16/36	608
1,007	Series 2008-38, Class BG, 5.000%, 05/16/38	1,137
324	Series 2008-43, Class NB, 5.500%, 05/20/38	363
925	Series 2008-56, Class PX, 5.500%, 06/20/38	1,027

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,372	Series 2008-58, Class PD, 5.500%, 08/16/37	1,476
1,247	Series 2008-58, Class PE, 5.500%, 07/16/38	1,434
11	Series 2008-62, Class SA, IF, IO, 5.995%, 07/20/38	1
329	Series 2008-76, Class US, IF, IO, 5.744%, 09/20/38	45
323	Series 2008-95, Class DS, IF, IO, 7.144%, 12/20/38	54
497	Series 2009-14, Class AG, 4.500%, 03/20/39	534
114	Series 2009-15, Class NA, 5.000%, 12/20/38	121
84	Series 2009-61, Class AP, 4.000%, 08/20/39	90
782	Series 2009-72, Class SM, IF, IO, 6.095%, 08/16/39	115
512	Series 2009-106, Class ST, IF, IO, 5.844%, 02/20/38	69
175	Series 2010-7, Class EA, 5.000%, 06/16/38	192
156	Series 2010-14, Class QP, 6.000%, 12/20/39	167
470	Series 2010-130, Class BD, 4.000%, 12/20/39	498
575	Series 2010-157, Class OP, PO, 12/20/40	465
3,180	Series 2011-97, Class WA, VAR, 6.095%, 11/20/38	3,576
2,501	Series 2014-H11, Class VA, VAR, 0.655%, 06/20/64	2,495
1,030	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	1,167

		300,066

	Non-Agency CMO — 0.8%
175	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	184
972	Bear Stearns ALT-A Trust, Series 2004-6, Class 1A, VAR, 0.795%, 07/25/34	930
626	CAM Mortgage Trust, Series 2014-2, Class A, SUB, 2.600%, 05/15/48 (e)	626
55	CHL Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.500%, 06/25/19	57
791	Citigroup Mortgage Loan Trust, Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	815
	Citigroup Mortgage Loan Trust, Inc.,
64	Series 2003-1, Class 3A4, 5.250%, 09/25/33	66

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
131	Series 2004-HYB4, Class WA, VAR, 2.618%, 12/25/34	132
74	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	75
76	CSMC, Series 2010-1R, Class 5A1, VAR, 4.955%, 01/27/36 (e)	77
443	GMACM Mortgage Loan Trust, Series 2004-J5, Class A7, 6.500%, 01/25/35	466
486	GSR Mortgage Loan Trust, Series 2004-6F, Class 2A4, 5.500%, 05/25/34	521
	JP Morgan Mortgage Trust,
1,486	Series 2006-A2, Class 5A3, VAR, 2.518%, 11/25/33	1,484
239	Series 2007-A1, Class 5A5, VAR, 2.621%, 07/25/35	245
363	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.642%, 04/21/34	367
35	MASTR Alternative Loan Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	36
339	MASTR Asset Securitization Trust, Series 2003-11, Class 8A1, 5.500%, 12/25/33	360
	Merrill Lynch Mortgage Investors Trust,
462	Series 2003-F, Class A1, VAR, 0.795%, 10/25/28	461
519	Series 2004-B, Class A1, VAR, 0.655%, 05/25/29	515
118	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.692%, 04/25/34	125
187	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	198
20	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	21
43	RALI Trust, Series 2004-QS3, Class CB, 5.000%, 03/25/19	44
1,121	Sequoia Mortgage Trust, Series 2004-11, Class A1, VAR, 0.455%, 12/20/34	1,072
	Springleaf Mortgage Loan Trust,
99	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	101
255	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	259
764	Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	762
431	Structured Asset Mortgage Investments II Trust, Series 2003-AR4, Class A1, VAR, 0.855%, 01/19/34	419

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	169

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
853	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.000%, 12/25/44	857
	WaMu Mortgage Pass-Through Certificates Trust,
442	Series 2003-AR11, Class A6, VAR, 2.426%, 10/25/33	450
16	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	16
658	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	662
1,522	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	1,556

		13,959

	Total Collateralized Mortgage Obligations (Cost $313,021)	314,025

Commercial Mortgage-Backed Securities — 2.5%
1,325	A10 Term Asset Financing LLC, Series 2014-1, Class A2, 3.020%, 04/15/33 (e)	1,329
	Banc of America Commercial Mortgage Trust,
1,950	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	2,084
1,140	Series 2006-5, Class A4, 5.414%, 09/10/47	1,215
200	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	204
1,400	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	1,392
52	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	53
400	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	408
46	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	49
2,750	COMM Mortgage Trust, Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	2,819
2,131	Commercial Mortgage Trust, Series 2006-GG7, Class A4, VAR, 6.014%, 07/10/38	2,269
	DBRR Trust,
1,161	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	1,159
935	Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	942

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
2,045	Series K029, Class A2, VAR, 3.320%, 02/25/23	2,141
1,000	Series K038, Class A2, 3.389%, 03/25/24	1,046
5,000	Series KSMC, Class A2, 2.615%, 01/25/23	4,969
1,000	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	1,011
1,344	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	1,356
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,400	Series 2005-CB11, Class AJ, VAR, 5.568%, 08/12/37	1,432
860	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	917
1,228	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 02/15/40	1,338
32,475	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.274%, 12/12/49 (e)	366
2,200	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	2,304
	Morgan Stanley Capital I Trust,
46,851	Series 2007-HQ11, Class X, IO, VAR, 0.392%, 02/12/44 (e)	196
577	Series 2011-C3, Class A3, 4.054%, 07/15/49	617
750	Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	754
253	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	257
866	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	874
	UBS-Barclays Commercial Mortgage Trust,
1,040	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,076
1,486	Series 2013-C6, Class A4, 3.244%, 04/10/46	1,500
2,750	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	2,905
1,772	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, VAR, 5.455%, 12/15/44	1,840

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
421	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	422
	WFRBS Commercial Mortgage Trust,
220	Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	221
1,800	Series 2012-C6, Class A4, 3.440%, 04/15/45	1,867

	Total Commercial Mortgage-Backed Securities (Cost $43,516)	43,332

Corporate Bonds — 25.0%
	Consumer Discretionary — 1.7%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
138	3.625%, 07/02/24	140
1,135	4.250%, 03/01/21	1,225
40	5.000%, 03/30/20	45

		1,410

	Automobiles — 0.2%
	Daimler Finance North America LLC,
2,100	2.250%, 07/31/19 (e)	2,107
584	2.625%, 09/15/16 (e)	602

		2,709

	Media — 1.2%
	21st Century Fox America, Inc.,
30	7.250%, 05/18/18	36
600	7.430%, 10/01/26	767
400	7.600%, 10/11/15	427
200	7.700%, 10/30/25	265
781	CBS Corp., 3.700%, 08/15/24	788
450	Comcast Cable Communications LLC, 8.875%, 05/01/17	540
	Comcast Corp.,
400	5.700%, 07/01/19	467
335	5.900%, 03/15/16	361
335	6.500%, 01/15/17	378
176	Cox Communications, Inc., 5.450%, 12/15/14	179
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
945	3.800%, 03/15/22	985
360	4.450%, 04/01/24	386
287	5.000%, 03/01/21	322
422	Discovery Communications LLC, 4.375%, 06/15/21	460
2,000	NBCUniversal Media LLC, 2.875%, 01/15/23	1,997

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
	Thomson Reuters Corp., (Canada),
1,700	3.950%, 09/30/21	1,795
800	4.300%, 11/23/23	848
	Time Warner Cable, Inc.,
50	8.250%, 04/01/19	63
3,425	8.750%, 02/14/19	4,364
500	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	752
	Time Warner, Inc.,
200	3.550%, 06/01/24	200
1,715	4.050%, 12/15/23	1,781
	Viacom, Inc.,
40	1.250%, 02/27/15	40
500	3.125%, 06/15/22	497
189	3.250%, 03/15/23	187
361	3.875%, 12/15/21	381
300	3.875%, 04/01/24	307
750	4.250%, 09/01/23	789
200	4.500%, 03/01/21	218
35	6.250%, 04/30/16	38
806	Walt Disney Co. (The), 1.100%, 12/01/17	801

		21,419

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
200	3.625%, 06/01/24	201
1,240	7.450%, 07/15/17	1,443
175	Nordstrom, Inc., 4.000%, 10/15/21	189
618	Target Corp., 3.500%, 07/01/24	631

		2,464

	Specialty Retail — 0.1%
262	Bed Bath & Beyond, Inc., 3.749%, 08/01/24	267
	Home Depot, Inc. (The),
531	2.000%, 06/15/19	532
450	2.700%, 04/01/23	443
986	3.750%, 02/15/24	1,042

		2,284

	Total Consumer Discretionary	30,286

	Consumer Staples — 1.7%
	Beverages — 0.5%
2,000	Anheuser-Busch InBev Finance, Inc., 3.700%, 02/01/24	2,100
	Coca-Cola Co. (The),
893	1.150%, 04/01/18	885

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	171

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Beverages — continued
1,000	1.800%, 09/01/16	1,023
400	4.875%, 03/15/19	451
1,000	Diageo Investment Corp., 2.875%, 05/11/22	1,000
1,257	PepsiCo, Inc., 1.250%, 08/13/17	1,260
1,450	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	1,522

		8,241

	Food & Staples Retailing — 0.4%
	CVS Caremark Corp.,
200	4.000%, 12/05/23	211
1,100	4.125%, 05/15/21	1,194
	Kroger Co. (The),
92	5.400%, 07/15/40	105
700	6.150%, 01/15/20	820
1,000	6.400%, 08/15/17	1,139
469	Walgreen Co., 3.100%, 09/15/22	465
	Wal-Mart Stores, Inc.,
1,650	2.550%, 04/11/23	1,613
200	3.300%, 04/22/24	205
930	3.625%, 07/08/20	999

		6,751

	Food Products — 0.6%
1,192	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	1,493
	Cargill, Inc.,
900	3.300%, 03/01/22 (e)	927
400	6.000%, 11/27/17 (e)	453
1,000	7.350%, 03/06/19 (e)	1,212
	General Mills, Inc.,
2,075	3.150%, 12/15/21	2,142
100	5.650%, 02/15/19	115
	Kellogg Co.,
513	3.250%, 05/21/18	539
356	4.000%, 12/15/20	384
	Kraft Foods Group, Inc.,
829	3.500%, 06/06/22	853
425	6.875%, 01/26/39	564
1,600	Mondelez International, Inc., 4.000%, 02/01/24	1,682
171	Tyson Foods, Inc., 2.650%, 08/15/19	173

		10,537

	Household Products — 0.2%
	Kimberly-Clark Corp.,
200	2.400%, 03/01/22	197
1,800	2.400%, 06/01/23	1,735

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Products — continued
1,800	Procter & Gamble Co. (The), 1.450%, 08/15/16	1,827

		3,759

	Total Consumer Staples	29,288

	Energy — 2.0%
	Energy Equipment & Services — 0.4%
199	Cameron International Corp., 4.000%, 12/15/23	209
	Halliburton Co.,
350	3.500%, 08/01/23	363
550	6.150%, 09/15/19	652
750	8.750%, 02/15/21	974
800	Nabors Industries, Inc., 4.625%, 09/15/21	875
1,500	National Oilwell Varco, Inc., 2.600%, 12/01/22	1,463
19	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	20
	Schlumberger Investment S.A., (Luxembourg),
233	3.300%, 09/14/21 (e)	244
737	3.650%, 12/01/23	776
	Transocean, Inc., (Cayman Islands),
500	3.800%, 10/15/22	487
1,020	6.500%, 11/15/20	1,154
460	7.375%, 04/15/18	532

		7,749

	Oil, Gas & Consumable Fuels — 1.6%
800	Anadarko Petroleum Corp., 8.700%, 03/15/19	1,020
400	Apache Corp., 6.900%, 09/15/18	475
	BP Capital Markets plc, (United Kingdom),
1,000	2.241%, 09/26/18	1,014
317	2.750%, 05/10/23	308
712	3.245%, 05/06/22	727
800	3.875%, 03/10/15	815
900	Burlington Resources, Inc., 8.200%, 03/15/25	1,243
	Canadian Natural Resources Ltd., (Canada),
800	5.700%, 05/15/17	891
500	5.900%, 02/01/18	567
1,200	Cenovus Energy, Inc., (Canada), 3.800%, 09/15/23	1,252
	Chevron Corp.,
1,000	2.355%, 12/05/22	973
285	3.191%, 06/24/23	293
833	CNOOC Nexen Finance 2014 ULC, (Canada), 4.250%, 04/30/24	867
375	ConocoPhillips Holding Co., 6.950%, 04/15/29	518
1,250	Devon Energy Corp., 6.300%, 01/15/19	1,462

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
550	Encana Corp., (Canada), 5.900%, 12/01/17	622
263	Enterprise Products Operating LLC, 3.900%, 02/15/24	274
240	EOG Resources, Inc., 2.625%, 03/15/23	234
750	Magellan Midstream Partners LP, 4.250%, 02/01/21	822
	Occidental Petroleum Corp.,
139	1.750%, 02/15/17	141
441	2.700%, 02/15/23	432
	Petrobras International Finance Co., (Cayman Islands),
1,000	3.500%, 02/06/17	1,024
500	7.875%, 03/15/19	583
270	Petroleos Mexicanos, (Mexico), 4.875%, 01/18/24 (e)	294
173	Phillips 66, 4.300%, 04/01/22	187
	Plains All American Pipeline LP/PAA Finance Corp.,
575	3.650%, 06/01/22	596
300	3.850%, 10/15/23	310
	Spectra Energy Capital LLC,
503	3.300%, 03/15/23	485
50	6.200%, 04/15/18	57
710	8.000%, 10/01/19	892
	Statoil ASA, (Norway),
1,179	2.650%, 01/15/24	1,148
1,200	3.125%, 08/17/17	1,265
200	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	231
1,153	Texas Eastern Transmission LP, 2.800%, 10/15/22 (e)	1,102
821	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	807
	Total Capital International S.A., (France),
138	1.550%, 06/28/17	140
200	2.875%, 02/17/22	202
	Total Capital S.A., (France),
240	2.300%, 03/15/16	246
598	4.125%, 01/28/21	655
	TransCanada PipeLines Ltd., (Canada),
455	2.500%, 08/01/22	441
1,045	3.750%, 10/16/23	1,092
300	7.125%, 01/15/19	363

		27,070

	Total Energy	34,819

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Financials — 9.3%
	Banks — 3.8%
1,629	ABN AMRO Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	1,655
	Bank of America Corp.,
53	3.300%, 01/11/23	52
360	3.625%, 03/17/16	374
737	4.100%, 07/24/23	770
780	5.000%, 05/13/21	872
865	5.625%, 07/01/20	991
585	Series L, 5.650%, 05/01/18	658
600	6.400%, 08/28/17	682
427	6.500%, 08/01/16	469
2,000	6.875%, 04/25/18	2,332
2,600	7.625%, 06/01/19	3,183
	Bank of Montreal, (Canada),
494	1.300%, 10/31/14 (e)	495
1,162	1.400%, 09/11/17	1,164
558	2.375%, 01/25/19	568
	Bank of Nova Scotia (The), (Canada),
1,500	1.375%, 12/18/17	1,493
500	2.550%, 01/12/17	517
630	4.375%, 01/13/21	699
	BB&T Corp.,
166	2.050%, 06/19/18	168
705	3.200%, 03/15/16	730
60	3.950%, 04/29/16	63
500	5.200%, 12/23/15	528
521	Canadian Imperial Bank of Commerce, (Canada), 0.900%, 10/01/15	523
3,360	Capital One Bank USA N.A., 3.375%, 02/15/23	3,348
	Citigroup, Inc.,
1,000	1.550%, 08/14/17	998
484	3.750%, 06/16/24	494
31	4.587%, 12/15/15	33
232	4.750%, 05/19/15	239
202	5.375%, 08/09/20	231
5,400	8.500%, 05/22/19	6,840
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
114	2.125%, 10/13/15	116
553	3.875%, 02/08/22	592
350	4.500%, 01/11/21	389
447	Discover Bank, 4.200%, 08/08/23	472
1,400	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	1,425

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	173

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
1,400	Fifth Third Bancorp, 3.625%, 01/25/16	1,457
	HSBC Bank plc, (United Kingdom),
523	1.500%, 05/15/18 (e)	518
1,000	3.500%, 06/28/15 (e)	1,026
1,100	4.750%, 01/19/21 (e)	1,235
	HSBC Holdings plc, (United Kingdom),
800	4.250%, 03/14/24	831
1,000	5.100%, 04/05/21	1,146
	KeyCorp,
807	2.300%, 12/13/18	814
400	5.100%, 03/24/21	455
1,000	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,154
1,000	National Australia Bank Ltd., (Australia), 3.000%, 07/27/16 (e)	1,041
	National City Corp.,
400	4.900%, 01/15/15	406
100	6.875%, 05/15/19	120
591	Nordea Bank AB, (Sweden), 4.875%, 05/13/21 (e)	646
	PNC Funding Corp.,
50	5.125%, 02/08/20	57
50	5.250%, 11/15/15	52
50	5.625%, 02/01/17	55
725	6.700%, 06/10/19	870
	Royal Bank of Canada, (Canada),
1,302	1.200%, 09/19/17	1,298
1,193	2.000%, 10/01/18	1,210
600	2.200%, 07/27/18	612
442	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	437
1,800	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	1,950
1,500	SunTrust Bank, 2.750%, 05/01/23	1,452
800	SunTrust Banks, Inc., 3.600%, 04/15/16	835
706	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	736
	Toronto-Dominion Bank (The), (Canada),
400	1.500%, 03/13/17 (e)	404
1,041	2.500%, 07/14/16	1,076
	U.S. Bancorp,
307	1.650%, 05/15/17	311
500	2.200%, 04/25/19	503
60	2.450%, 07/27/15	61
215	2.950%, 07/15/22	214
732	4.125%, 05/24/21	804

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Wachovia Corp.,
1,000	5.750%, 06/15/17	1,121
3,895	5.750%, 02/01/18	4,427
	Wells Fargo & Co.,
428	2.150%, 01/15/19	431
1,000	3.000%, 01/22/21	1,023
1,000	Wells Fargo Bank N.A., 6.000%, 11/15/17	1,137

		66,088

	Capital Markets — 1.9%
1,600	Ameriprise Financial, Inc., 4.000%, 10/15/23	1,696
	Bank of New York Mellon Corp. (The),
92	2.100%, 01/15/19	93
80	2.950%, 06/18/15	82
1,340	4.150%, 02/01/21	1,469
155	4.600%, 01/15/20	172
200	BlackRock, Inc., 6.250%, 09/15/17	228
470	Blackstone Holdings Finance Co. LLC, 4.750%, 02/15/23 (e)	522
500	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	555
40	Charles Schwab Corp. (The), 3.225%, 09/01/22	41
80	Credit Suisse USA, Inc., 5.125%, 08/15/15	83
500	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	517
300	Deutsche Bank Financial LLC, 5.375%, 03/02/15	307
	Goldman Sachs Group, Inc. (The),
500	3.300%, 05/03/15	510
90	3.625%, 02/07/16	93
500	3.625%, 01/22/23	507
112	3.700%, 08/01/15	115
196	5.250%, 07/27/21	221
900	5.375%, 03/15/20	1,017
1,195	Series D, 6.000%, 06/15/20	1,391
5,150	7.500%, 02/15/19	6,224
	Jefferies Group LLC,
745	6.875%, 04/15/21	880
1,005	8.500%, 07/15/19	1,255
	Macquarie Bank Ltd., (Australia),
1,000	2.000%, 08/15/16 (e)	1,019
291	2.600%, 06/24/19 (e)	294
800	Macquarie Group Ltd., (Australia), 7.625%, 08/13/19 (e)	966
	Morgan Stanley,
323	3.450%, 11/02/15	333

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
622	5.000%, 11/24/25	668
1,000	5.450%, 01/09/17	1,095
331	5.500%, 07/24/20	376
2,500	5.625%, 09/23/19	2,857
510	5.750%, 01/25/21	592
1,400	6.000%, 04/28/15	1,450
1,700	7.300%, 05/13/19	2,057
	Nomura Holdings, Inc., (Japan),
275	4.125%, 01/19/16	286
300	5.000%, 03/04/15	306
	State Street Corp.,
419	3.100%, 05/15/23	414
1,154	3.700%, 11/20/23	1,212
	UBS AG, (Switzerland),
350	4.875%, 08/04/20	394
928	5.750%, 04/25/18	1,056

		33,353

	Consumer Finance — 0.9%
400	American Express Centurion Bank, 6.000%, 09/13/17	453
	American Express Co.,
200	6.150%, 08/28/17	228
1,820	7.000%, 03/19/18	2,143
	American Honda Finance Corp.,
250	2.125%, 10/10/18	254
1,450	7.625%, 10/01/18 (e)	1,769
	Caterpillar Financial Services Corp.,
510	2.750%, 08/20/21	512
900	2.850%, 06/01/22	902
675	7.150%, 02/15/19	822
	Ford Motor Credit Co. LLC,
484	1.500%, 01/17/17	485
592	2.375%, 03/12/19	593
627	3.000%, 06/12/17	650
757	3.984%, 06/15/16	796
240	4.207%, 04/15/16	252
460	HSBC Finance Corp., 5.000%, 06/30/15	477
	John Deere Capital Corp.,
753	1.050%, 10/11/16	756
65	1.700%, 01/15/20	64
250	3.150%, 10/15/21	259
1,166	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	1,166
	PACCAR Financial Corp.,
400	1.550%, 09/29/14	400

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
591	1.600%, 03/15/17	599
	Toyota Motor Credit Corp.,
429	1.250%, 10/05/17	428
1,700	2.000%, 09/15/16	1,740
800	2.625%, 01/10/23	788

		16,536

	Diversified Financial Services — 1.0%
1,666	CME Group, Inc., 3.000%, 09/15/22	1,675
400	Countrywide Financial Corp., 6.250%, 05/15/16	433
	General Electric Capital Corp.,
636	1.600%, 11/20/17	640
200	2.100%, 12/11/19	202
337	2.250%, 11/09/15	344
125	4.375%, 09/16/20	137
6,700	4.625%, 01/07/21	7,503
331	5.300%, 02/11/21	380
1,845	5.500%, 01/08/20	2,131
80	5.625%, 09/15/17	90
605	5.625%, 05/01/18	688
70	5.875%, 01/14/38	87
1,002	Intercontinental Exchange, Inc., 4.000%, 10/15/23	1,066
650	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	867
	Shell International Finance B.V., (Netherlands),
44	3.100%, 06/28/15	45
150	3.400%, 08/12/23	155
1,555	4.300%, 09/22/19	1,724
40	4.375%, 03/25/20	45

		18,212

	Insurance — 1.1%
1,900	ACE INA Holdings, Inc., 2.700%, 03/13/23	1,854
651	Allstate Corp. (The), 3.150%, 06/15/23	659
	American International Group, Inc.,
536	2.300%, 07/16/19	538
282	4.125%, 02/15/24	300
	Aon Corp.,
621	3.125%, 05/27/16	643
94	3.500%, 09/30/15	97
	Berkshire Hathaway Finance Corp.,
323	1.300%, 05/15/18	319
267	2.450%, 12/15/15	274
2,160	5.400%, 05/15/18	2,443

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	175

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
61	Chubb Corp. (The), 5.750%, 05/15/18	70
	CNA Financial Corp.,
50	5.850%, 12/15/14	51
860	5.875%, 08/15/20	997
420	6.500%, 08/15/16	463
	Liberty Mutual Group, Inc.,
950	4.950%, 05/01/22 (e)	1,046
900	5.000%, 06/01/21 (e)	995
	Lincoln National Corp.,
96	4.200%, 03/15/22	103
768	4.850%, 06/24/21	860
1,216	MassMutual Global Funding II, 2.100%, 08/02/18 (e)	1,226
	Metropolitan Life Global Funding I,
710	1.700%, 06/29/15 (e)	718
1,600	3.000%, 01/10/23 (e)	1,605
400	3.125%, 01/11/16 (e)	413
426	3.875%, 04/11/22 (e)	456
	New York Life Global Funding,
1,024	2.150%, 06/18/19 (e)	1,029
500	3.000%, 05/04/15 (e)	509
471	Principal Financial Group, Inc., 3.125%, 05/15/23	465
150	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	205

		18,338

	Real Estate Investment Trusts (REITs) — 0.6%
360	American Tower Corp., 3.500%, 01/31/23	354
909	Boston Properties LP, 3.800%, 02/01/24	933
672	Duke Realty LP, 3.875%, 02/15/21	697
600	Equity Commonwealth, 6.650%, 01/15/18	665
1,452	ERP Operating LP, 4.625%, 12/15/21	1,611
	HCP, Inc.,
1,052	2.625%, 02/01/20	1,050
469	3.875%, 08/15/24	473
577	4.250%, 11/15/23	599
	Health Care REIT, Inc.,
732	4.500%, 01/15/24	773
600	5.250%, 01/15/22	674
457	Prologis LP, 4.250%, 08/15/23	482
	Simon Property Group LP,
1,200	4.375%, 03/01/21	1,324
200	6.125%, 05/30/18	231

		9,866

	Total Financials	162,393

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care — 1.2%
	Biotechnology — 0.2%
	Amgen, Inc.,
1,100	3.875%, 11/15/21	1,172
1,350	4.100%, 06/15/21	1,454
700	Celgene Corp., 3.950%, 10/15/20	745

		3,371

	Health Care Equipment & Supplies — 0.0% (g)
562	Baxter International, Inc., 2.400%, 08/15/22	542
	Health Care Providers & Services — 0.3%
381	Aetna, Inc., 1.750%, 05/15/17	385
96	McKesson Corp., 0.950%, 12/04/15	96
1,250	Medco Health Solutions, Inc., 7.125%, 03/15/18	1,471
	UnitedHealth Group, Inc.,
115	2.750%, 02/15/23	112
1,500	2.875%, 03/15/23	1,488
187	3.375%, 11/15/21	195
400	4.700%, 02/15/21	449
470	Ventas Realty LP, 3.750%, 05/01/24	471
	WellPoint, Inc.,
100	2.375%, 02/15/17	103
700	3.300%, 01/15/23	702

		5,472

	Life Sciences Tools & Services — 0.0% (g)
441	Thermo Fisher Scientific, Inc., 1.300%, 02/01/17	441

	Pharmaceuticals — 0.7%
1,304	AbbVie, Inc., 2.900%, 11/06/22	1,282
555	Actavis Funding SCS, (Luxembourg), 3.850%, 06/15/24 (e)	561
250	Actavis, Inc., 3.250%, 10/01/22	248
800	Bristol-Myers Squibb Co., 2.000%, 08/01/22	756
1,875	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	1,842
857	Johnson & Johnson, 3.375%, 12/05/23	902
1,400	Merck & Co., Inc., 1.300%, 05/18/18	1,392
1,800	Mylan, Inc., 2.600%, 06/24/18	1,834
1,153	Novartis Capital Corp., 3.400%, 05/06/24	1,187
1,106	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 3.650%, 11/10/21	1,140
174	Zoetis, Inc., 1.875%, 02/01/18	174

		11,318

	Total Health Care	21,144

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Industrials — 2.4%
	Aerospace & Defense — 0.5%
	Boeing Co. (The),
540	4.875%, 02/15/20	614
750	7.950%, 08/15/24	1,056
2,000	General Dynamics Corp., 2.250%, 11/15/22	1,908
1,200	Honeywell International, Inc., 4.250%, 03/01/21	1,335
850	Lockheed Martin Corp., 4.250%, 11/15/19	935
325	Northrop Grumman Corp., 5.050%, 08/01/19	365
1,500	Precision Castparts Corp., 2.500%, 01/15/23	1,454
1,550	United Technologies Corp., 6.125%, 02/01/19	1,822

		9,489

	Air Freight & Logistics — 0.1%
	United Parcel Service, Inc.,
557	2.450%, 10/01/22	544
800	3.125%, 01/15/21	838
425	5.125%, 04/01/19	482

		1,864

	Airlines — 0.2%
430	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	437
84	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	91
974	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23	1,050
337	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	376
289	Continental Airlines 2012-2 Class A Pass-Through Trust, 4.000%, 10/29/24	295
44	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	47
75	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	82
480	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	520

		2,898

	Commercial Services & Supplies — 0.2%
	Republic Services, Inc.,
417	3.550%, 06/01/22	436
1,200	5.500%, 09/15/19	1,377
	Waste Management, Inc.,
862	2.900%, 09/15/22	856
242	4.600%, 03/01/21	270
150	4.750%, 06/30/20	167

		3,106

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.1%
350	ABB Finance USA, Inc., 2.875%, 05/08/22	350
526	Fluor Corp., 3.375%, 09/15/21	548

		898

	Electrical Equipment — 0.0% (g)
272	Eaton Corp., 1.500%, 11/02/17	272

	Industrial Conglomerates — 0.2%
	Danaher Corp.,
784	3.900%, 06/23/21	853
500	5.400%, 03/01/19	569
490	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 3.250%, 11/08/22 (e)	489
	Koninklijke Philips N.V., (Netherlands),
1,200	3.750%, 03/15/22	1,269
480	5.750%, 03/11/18	546

		3,726

	Machinery — 0.1%
30	Caterpillar, Inc., 7.900%, 12/15/18	37
	Deere & Co.,
298	2.600%, 06/08/22	294
700	4.375%, 10/16/19	776
1,400	Illinois Tool Works, Inc., 3.500%, 03/01/24	1,458

		2,565

	Road & Rail — 1.0%
	Burlington Northern Santa Fe LLC,
125	3.600%, 09/01/20	132
2,000	4.100%, 06/01/21	2,171
600	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	732
	CSX Corp.,
3,000	6.250%, 03/15/18	3,465
230	7.375%, 02/01/19	280
	ERAC USA Finance LLC,
120	2.800%, 11/01/18 (e)	124
1,500	3.300%, 10/15/22 (e)	1,506
650	3.850%, 11/15/24 (e)	664
315	4.500%, 08/16/21 (e)	345
	Norfolk Southern Corp.,
363	2.903%, 02/15/23	356
250	3.000%, 04/01/22	251
829	3.250%, 12/01/21	857
750	3.850%, 01/15/24	788
263	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 06/15/19 (e)	264

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	177

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — continued
	Ryder System, Inc.,
555	2.450%, 09/03/19	557
290	2.500%, 03/01/17	298
535	3.500%, 06/01/17	564
100	3.600%, 03/01/16	104
	Union Pacific Corp.,
850	3.250%, 01/15/25	861
1,200	3.750%, 03/15/24	1,271
1,931	4.163%, 07/15/22	2,121

		17,711

	Total Industrials	42,529

	Information Technology — 1.3%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
181	2.900%, 03/04/21	185
180	4.450%, 01/15/20	200
975	4.950%, 02/15/19	1,098
250	5.500%, 02/22/16	268

		1,751

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
390	3.375%, 11/01/15	401
155	6.000%, 04/01/20	175
1,350	7.500%, 01/15/27	1,682

		2,258

	Internet Software & Services — 0.2%
	eBay, Inc.,
93	2.600%, 07/15/22	90
450	2.875%, 08/01/21	451
2,100	3.250%, 10/15/20	2,190

		2,731

	IT Services — 0.2%
	International Business Machines Corp.,
252	1.250%, 02/06/17	254
1,150	1.625%, 05/15/20	1,109
629	1.950%, 07/22/16	644
40	8.375%, 11/01/19	52
1,650	Xerox Corp., 5.625%, 12/15/19	1,889

		3,948

	Semiconductors & Semiconductor Equipment — 0.2%
	Intel Corp.,
372	2.700%, 12/15/22	366

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
1,501	3.300%, 10/01/21	1,568
	Texas Instruments, Inc.,
837	2.375%, 05/16/16	862
790	2.750%, 03/12/21	804

		3,600

	Software — 0.3%
942	Intuit, Inc., 5.750%, 03/15/17	1,045
	Microsoft Corp.,
486	2.375%, 05/01/23	471
1,500	4.200%, 06/01/19	1,659
	Oracle Corp.,
1,285	2.500%, 10/15/22	1,251
539	2.800%, 07/08/21	544
720	5.750%, 04/15/18	824
50	6.500%, 04/15/38	66

		5,860

	Technology Hardware, Storage & Peripherals — 0.2%
1,006	Apple, Inc., 2.850%, 05/06/21	1,024
1,025	EMC Corp., 2.650%, 06/01/20	1,036
567	Hewlett-Packard Co., 4.375%, 09/15/21	614

		2,674

	Total Information Technology	22,822

	Materials — 1.1%
	Chemicals — 0.8%
	Dow Chemical Co. (The),
542	3.000%, 11/15/22	535
15	4.125%, 11/15/21	16
89	4.250%, 11/15/20	97
17	8.550%, 05/15/19	22
	E.I. du Pont de Nemours & Co.,
200	5.750%, 03/15/19	232
2,000	6.000%, 07/15/18	2,322
	Ecolab, Inc.,
792	1.000%, 08/09/15	795
279	1.450%, 12/08/17	279
	Monsanto Co.,
365	1.850%, 11/15/18	365
664	2.750%, 07/15/21	667
	Mosaic Co. (The),
1,160	3.750%, 11/15/21	1,216
708	4.250%, 11/15/23	757
	Potash Corp. of Saskatchewan, Inc., (Canada),
100	3.625%, 03/15/24	103

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
650	6.500%, 05/15/19	772
	PPG Industries, Inc.,
550	3.600%, 11/15/20	578
1,325	6.650%, 03/15/18	1,539
25	7.400%, 08/15/19	30
	Praxair, Inc.,
250	2.200%, 08/15/22	238
1,000	3.000%, 09/01/21	1,031
100	4.625%, 03/30/15	102
240	5.200%, 03/15/17	265
315	Rohm & Haas Co., 7.850%, 07/15/29	442
400	Union Carbide Corp., 7.500%, 06/01/25	518

		12,921

	Construction Materials — 0.0% (g)
309	CRH America, Inc., 6.000%, 09/30/16	339

	Metals & Mining — 0.3%
382	BHP Billiton Finance USA Ltd., (Australia), 2.050%, 09/30/18	387
	Freeport-McMoRan, Inc.,
350	1.400%, 02/13/15	351
352	2.150%, 03/01/17	358
1,600	3.875%, 03/15/23	1,624
	Nucor Corp.,
305	4.000%, 08/01/23	319
172	5.850%, 06/01/18	196
	Rio Tinto Finance USA Ltd., (Australia),
38	3.500%, 11/02/20	40
800	4.125%, 05/20/21	871
650	6.500%, 07/15/18	763

		4,909

	Total Materials	18,169

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc.,
850	3.875%, 08/15/21	907
1,500	4.450%, 05/15/21	1,662
2,800	5.500%, 02/01/18	3,159
	British Telecommunications plc, (United Kingdom),
1,500	1.250%, 02/14/17	1,500
461	1.625%, 06/28/16	466
256	2.000%, 06/22/15	259
900	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	1,059

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
1,061	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	1,086
267	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	268
	Orange S.A., (France),
525	2.750%, 09/14/16	543
50	9.000%, 03/01/31	76
	Telefonica Emisiones S.A.U., (Spain),
420	3.192%, 04/27/18	438
248	5.134%, 04/27/20	276
114	5.462%, 02/16/21	130
161	5.877%, 07/15/19	186
	Verizon Communications, Inc.,
822	1.350%, 06/09/17	822
886	4.150%, 03/15/24	938
1,057	4.500%, 09/15/20	1,162

		14,937

	Wireless Telecommunication Services — 0.2%
379	America Movil S.A.B. de C.V., (Mexico), 3.125%, 07/16/22	376
1,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	1,015
	Vodafone Group plc, (United Kingdom),
1,400	2.500%, 09/26/22	1,323
500	5.625%, 02/27/17	551

		3,265

	Total Telecommunication Services	18,202

	Utilities — 3.2%
	Electric Utilities — 2.3%
800	Appalachian Power Co., 4.600%, 03/30/21	899
372	Arizona Public Service Co., 3.350%, 06/15/24	379
830	Baltimore Gas & Electric Co., 2.800%, 08/15/22	827
237	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	257
	DTE Electric Co.,
197	2.650%, 06/15/22	196
1,000	3.375%, 03/01/25	1,024
1,500	3.650%, 03/15/24	1,567
200	3.900%, 06/01/21	217
	Duke Energy Carolinas LLC,
1,250	3.900%, 06/15/21	1,368
50	6.450%, 10/15/32	66
233	Duke Energy Corp., 3.550%, 09/15/21	245
160	Duke Energy Indiana, Inc., 3.750%, 07/15/20	172

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	179

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
461	Duke Energy Progress, Inc., 2.800%, 05/15/22	464
720	Electricite de France S.A., (France), 2.150%, 01/22/19 (e)	726
400	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	445
765	Entergy Arkansas, Inc., 3.050%, 06/01/23	762
3,700	Georgia Power Co., 4.250%, 12/01/19	4,098
1,663	Great Plains Energy, Inc., 4.850%, 06/01/21	1,845
1,000	Hydro-Quebec, (Canada), Series HY, 8.400%, 01/15/22	1,323
25	Indiana Michigan Power Co., 7.000%, 03/15/19	30
	Nevada Power Co.,
1,000	6.500%, 08/01/18	1,176
1,000	7.125%, 03/15/19	1,216
	NextEra Energy Capital Holdings, Inc.,
216	1.200%, 06/01/15	217
318	2.400%, 09/15/19	320
1,539	2.700%, 09/15/19	1,568
200	6.000%, 03/01/19	232
40	7.875%, 12/15/15	44
300	NSTAR Electric Co., 2.375%, 10/15/22	289
300	Oncor Electric Delivery Co. LLC, 7.000%, 09/01/22	386
	Pacific Gas & Electric Co.,
794	2.450%, 08/15/22	770
424	3.250%, 09/15/21	437
1,500	3.250%, 06/15/23	1,508
400	3.400%, 08/15/24	403
350	3.850%, 11/15/23	367
50	6.050%, 03/01/34	63
200	PacifiCorp, 5.650%, 07/15/18	229
1,500	Pennsylvania Electric Co., 6.050%, 09/01/17	1,688
752	PPL Capital Funding, Inc., 4.200%, 06/15/22	810
224	PPL Electric Utilities Corp., 2.500%, 09/01/22	221
490	Progress Energy, Inc., 4.400%, 01/15/21	543
74	Public Service Co. of Colorado, 3.200%, 11/15/20	76
283	Public Service Co. of New Hampshire, 3.500%, 11/01/23	296
220	Public Service Co. of Oklahoma, 4.400%, 02/01/21	243
	Public Service Electric & Gas Co.,
1,100	2.000%, 08/15/19	1,100
25	2.700%, 05/01/15	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Southern California Edison Co.,
958	3.875%, 06/01/21	1,045
650	5.500%, 08/15/18	741
1,860	Southwestern Electric Power Co., 6.450%, 01/15/19	2,185
1,500	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	1,901
	Virginia Electric and Power Co.,
1,600	2.750%, 03/15/23	1,589
429	2.950%, 01/15/22	438
	Wisconsin Electric Power Co.,
1,000	1.700%, 06/15/18	999
545	2.950%, 09/15/21	559

		40,595

	Gas Utilities — 0.2%
	Atmos Energy Corp.,
380	4.950%, 10/15/14	382
1,365	8.500%, 03/15/19	1,733
843	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	936

		3,051

	Independent Power & Renewable Electricity Producers — 0.1%
180	Exelon Generation Co. LLC, 4.000%, 10/01/20	190
	PSEG Power LLC,
940	4.150%, 09/15/21	1,006
221	4.300%, 11/15/23	233
350	5.125%, 04/15/20	391

		1,820

	Multi-Utilities — 0.5%
	AGL Capital Corp.,
939	3.500%, 09/15/21	984
550	5.250%, 08/15/19	622
500	CenterPoint Energy, Inc., 6.500%, 05/01/18	580
	Consumers Energy Co.,
137	2.850%, 05/15/22	138
1,060	5.650%, 04/15/20	1,241
350	Dominion Resources, Inc., 5.200%, 08/15/19	398
259	DTE Energy Co., Series F, 3.850%, 12/01/23	272
	NiSource Finance Corp.,
300	3.850%, 02/15/23	311
500	5.450%, 09/15/20	569
940	6.125%, 03/01/22	1,115
100	6.800%, 01/15/19	119

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Multi-Utilities — continued
6	San Diego Gas & Electric Co., 5.350%, 05/15/40	8
	Sempra Energy,
192	4.050%, 12/01/23	205
1,400	9.800%, 02/15/19	1,842

		8,404

	Water Utilities — 0.1%
	American Water Capital Corp.,
364	3.400%, 03/01/25	367
1,400	3.850%, 03/01/24	1,471

		1,838

	Total Utilities	55,708

	Total Corporate Bonds (Cost $418,746)	435,360

Foreign Government Securities — 0.2%
1,600	Province of Ontario, (Canada), 0.950%, 05/26/15	1,608
467	Republic of Poland, (Poland), 4.000%, 01/22/24	490
431	Republic of Turkey, (Turkey), 5.750%, 03/22/24	479
	United Mexican States, (Mexico),
568	3.500%, 01/21/21	591
694	4.000%, 10/02/23	736

	Total Foreign Government Securities (Cost $3,744)	3,904

Mortgage Pass-Through Securities — 6.8%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
4,411	5.500%, 01/01/24 - 02/01/24	4,863
274	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 5.500%, 05/01/27	305
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,781	4.500%, 05/01/41	3,019
440	5.000%, 10/01/33	493
6	6.000%, 12/01/36	7
2,208	Federal Home Loan Mortgage Corp. Gold Pools, Other, 3.500%, 06/01/42	2,270
119	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 10/01/19 - 01/01/24	126
2,138	Federal National Mortgage Association, 20 Year, Single Family, 3.500%, 08/01/32	2,244

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal National Mortgage Association, 30 Year, Single Family,
2,048	5.000%, 08/01/40	2,274
1,114	6.000%, 12/01/32 - 04/01/35	1,265
1,864	6.500%, 10/01/36 - 10/01/38	2,178
1,036	7.000%, 04/01/37 - 11/01/38	1,208
	Federal National Mortgage Association, Other,
2,611	VAR, 0.505%, 01/01/23	2,608
1,367	VAR, 0.525%, 05/01/24	1,367
3,000	1.446%, 07/01/17	3,009
2,400	1.792%, 05/01/20	2,362
1,997	1.940%, 07/01/19	2,002
4,800	2.077%, 06/01/20	4,805
969	2.190%, 12/01/22	946
1,490	2.211%, 04/01/19	1,512
2,630	2.418%, 12/01/22	2,589
2,490	2.428%, 05/01/23	2,438
4,941	2.480%, 12/01/22 - 07/01/23	4,853
5,192	2.490%, 10/01/17 - 01/01/23	5,192
3,000	2.604%, 05/01/23	2,941
2,147	2.614%, 03/01/23	2,129
2,000	2.650%, 08/01/22	1,997
2,000	2.670%, 07/01/22	2,014
2,695	2.703%, 04/01/23	2,708
1,153	2.996%, 06/01/22	1,183
1,977	3.050%, 10/01/20	2,062
1,393	3.110%, 10/01/21	1,450
1,337	3.131%, 12/01/21	1,384
1,300	3.450%, 11/01/23	1,369
1,500	3.482%, 11/01/20	1,587
3,500	3.492%, 01/01/18	3,708
6,891	3.500%, 05/01/43 - 06/01/43	7,086
1,728	3.590%, 10/01/20	1,850
1,000	3.596%, 12/01/20	1,065
2,445	3.658%, 10/01/20	2,611
1,150	3.690%, 11/01/23	1,233
4,769	3.743%, 06/01/18	5,107
2,353	3.804%, 05/01/22	2,527
1,658	3.810%, 01/01/19	1,780
3,400	3.895%, 09/01/21	3,668
1,241	3.988%, 07/01/21	1,348
4,294	4.000%, 07/01/42	4,564
1,000	4.174%, 10/01/20	1,095
756	4.369%, 02/01/20	835
1,000	4.402%, 07/01/21	1,108
1,915	4.474%, 04/01/21	2,128

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	181

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
960	4.794%, 01/01/21	1,079
565	Government National Mortgage Association II, 30 Year, Single Family, 6.000%, 09/20/38	636

	Total Mortgage Pass-Through Securities (Cost $116,935)	118,187

Supranational — 0.0% (g)
641	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $643)	665

U.S. Government Agency Securities — 18.8%
25,655	Federal Home Loan Bank, 1.750%, 09/11/15	26,047
	Federal Home Loan Mortgage Corp.,
25,000	0.750%, 01/12/18	24,552
54,000	0.875%, 02/22/17	54,047
20,000	1.000%, 07/28/17	19,989
25,000	1.250%, 10/02/19	24,325
61,000	2.375%, 01/13/22	61,325
18,800	2.875%, 02/09/15	19,027
	Federal National Mortgage Association,
20,000	1.375%, 11/15/16	20,295
12,600	1.625%, 10/26/15	12,799
51,450	1.750%, 06/20/19	51,443
11,500	5.000%, 02/13/17	12,673
735	Tennessee Valley Authority, 1.750%, 10/15/18	739

	Total U.S. Government Agency Securities (Cost $324,745)	327,261

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 19.6%
	U.S. Treasury Inflation Indexed Notes,
40,000	0.125%, 04/15/16	43,931
41,705	0.125%, 04/15/17	44,769
60,000	0.125%, 04/15/18	63,145
26,500	0.125%, 01/15/22	27,945
10,000	0.125%, 07/15/22	10,386
15,000	1.125%, 01/15/21	17,526
91,400	1.875%, 07/15/15	115,051
15,000	2.000%, 01/15/16	18,766

	Total U.S. Treasury Obligations (Cost $343,938)	341,519

SHARES
Short-Term Investment — 3.3%
	Investment Company — 3.3%
56,748	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) †† (Cost $56,748)	56,748

	Total Investments — 100.5% (Cost $1,729,236)	1,748,422
	Liabilities in Excess of Other Assets — (0.5)%	(8,329)

	NET ASSETS — 100.0%	$1,740,093

Percentages indicated are based on net assets.

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/2019	$3,000	$(116)
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/2024	5,000	12
Barclays Bank plc	2.705% at termination	CPI-U at termination	09/02/2044	9,000	(38)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/2044	4,000	—
BNP Paribas	2.125% at termination	CPI-U at termination	01/25/2015	4,000	8
BNP Paribas	1.765% at termination	CPI-U at termination	03/21/2016	31,000	173
BNP Paribas	1.755% at termination	CPI-U at termination	04/10/2016	11,000	63
BNP Paribas	2.530% at termination	CPI-U at termination	02/22/2018	53,000	(1,452)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/2018	22,000	(3)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/2018	11,000	(4)
BNP Paribas	2.098% at termination	CPI-U at termination	09/09/2018	10,000	1
BNP Paribas	2.248% at termination	CPI-U at termination	01/15/2019	20,000	(225)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/2019	11,000	—
BNP Paribas	2.693% at termination	CPI-U at termination	09/03/2044	1,000	—
BNP Paribas	2.695% at termination	CPI-U at termination	09/03/2044	1,000	—
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/2015	40,000	1,399
Citibank, N.A.	2.438% at termination	CPI-U at termination	03/02/2016	20,000	(413)

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Citibank, N.A.	1.763% at termination	CPI-U at termination	04/07/2016	$16,000	$88
Citibank, N.A.	2.190% at termination	CPI-U at termination	09/02/2019	20,000	—
Citibank, N.A.	2.458% at termination	CPI-U at termination	05/21/2024	13,000	6
Citibank, N.A.	2.492% at termination	CPI-U at termination	08/27/2024	40,000	(93)
Citibank, N.A.	2.477% at termination	CPI-U at termination	09/02/2024	3,000	(2)
Credit Suisse International	2.085% at termination	CPI-U at termination	06/01/2017	25,000	(345)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/2018	34,000	(339)
Credit Suisse International	2.315% at termination	CPI-U at termination	07/15/2020	50,000	(359)
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/2015	8,000	22
Deutsche Bank AG, New York	1.748% at termination	CPI-U at termination	04/04/2016	22,000	128
Deutsche Bank AG, New York	2.380% at termination	CPI-U at termination	06/02/2016	45,000	(1,157)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/2018	23,000	(591)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	03/06/2018	49,000	(1,233)
Deutsche Bank AG, New York	2.505% at termination	CPI-U at termination	01/28/2024	12,000	(61)
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/2024	10,000	(20)
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/2019	27,000	(30)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/2019	26,000	8
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/2019	29,000	(4)
Morgan Stanley Capital Services	1.638% at termination	CPI-U at termination	09/03/2015	3,000	—
Morgan Stanley Capital Services	2.610% at termination	CPI-U at termination	04/28/2016	104,000	(3,411)
Morgan Stanley Capital Services	1.970% at termination	CPI-U at termination	08/30/2016	25,000	(163)
Morgan Stanley Capital Services	2.195% at termination	CPI-U at termination	04/22/2018	28,000	(328)
Morgan Stanley Capital Services	2.145% at termination	CPI-U at termination	11/22/2018	24,000	(20)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/2024	15,000	(64)
Royal Bank of Scotland	2.150% at termination	CPI-U at termination	02/16/2015	20,000	(21)
Royal Bank of Scotland	2.270% at termination	CPI-U at termination	08/02/2015	77,000	(1,816)
Royal Bank of Scotland	2.328% at termination	CPI-U at termination	01/31/2021	43,000	(49)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/2024	2,000	(3)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/2044	5,000	(59)

					$(10,511)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	183

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 19.2%
2,007	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 5.210%, 01/25/34	1,953
	Ally Auto Receivables Trust,
825	Series 2010-4, Class A4, 1.350%, 12/15/15	825
1,289	Series 2010-5, Class A4, 1.750%, 03/15/16	1,292
1,946	Series 2014-SN1, Class A3, 0.750%, 02/21/17	1,944
	American Credit Acceptance Receivables Trust,
490	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	491
2,675	Series 2014-1, Class A, 1.140%, 03/12/18 (e)	2,678
2,040	Series 2014-2, Class A, 0.990%, 10/10/17 (e)	2,040
2,564	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	2,562
	AmeriCredit Automobile Receivables Trust,
824	Series 2013-4, Class A2, 0.740%, 11/08/16	825
4,571	Series 2014-1, Class A2, 0.570%, 07/10/17	4,573
887	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-7, Class M1, VAR, 1.430%, 08/25/33	870
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.735%, 07/25/32	83
799	Series 2002-BC6, Class M1, VAR, 1.280%, 08/25/32	706
3,040	Series 2002-BC9, Class M1, VAR, 1.805%, 12/25/32	2,661
	AMRESCO Residential Securities Corp. Mortgage Loan Trust,
116	Series 1997-2, Class M1A, VAR, 0.710%, 06/25/27	114
765	Series 1998-1, Class M1A, VAR, 0.800%, 01/25/28	728
902	Series 1998-3, Class M1A, VAR, 0.785%, 09/25/28	836
429	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M2, VAR, 2.780%, 12/15/33	420
1,230	AXIS Equipment Finance Receivables II LLC, Series 2013-1A, Class A, 1.750%, 03/20/17 (e)	1,230
2,735	Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE1, Class M2, VAR, 1.400%, 01/25/35	2,348
1,566	Bear Stearns Asset-Backed Securities Trust, Series 2003-SD1, Class A, VAR, 1.055%, 12/25/33	1,470

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

553	BNC Mortgage Loan Trust, Series 2007-2, Class A2, VAR, 0.255%, 05/25/37	527
3,027	California Republic Auto Receivables Trust, Series 2013-1, Class A2, 1.410%, 09/17/18 (e)	3,051
	Capital Auto Receivables Asset Trust,
6,500	Series 2013-3, Class A2, 1.040%, 11/21/16	6,525
3,714	Series 2014-2, Class A2, 0.910%, 04/20/17	3,721
887	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	889
3,467	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.176%, 10/15/21 (e) (i)	3,467
1,130	CarMax Auto Owner Trust, Series 2011-3, Class A3, 1.070%, 06/15/16	1,131
355	Centex Home Equity Loan Trust, Series 2002-A, Class MV1, VAR, 1.005%, 01/25/32	258
	Countrywide Asset-Backed Certificates,
122	Series 2002-1, Class A, VAR, 0.715%, 08/25/32	102
160	Series 2002-BC1, Class A, VAR, 0.815%, 04/25/32	109
187	Series 2002-BC2, Class A, VAR, 0.695%, 04/25/32	124
113	Series 2003-BC2, Class 2A1, VAR, 0.755%, 06/25/33	96
1,313	Series 2003-BC5, Class M1, VAR, 1.205%, 09/25/33	1,157
503	Series 2004-2, Class M4, VAR, 1.655%, 03/25/34	392
266	Series 2004-S1, Class M2, SUB, 5.584%, 02/25/35	266
612	Countrywide Home Equity Loan Trust, Series 2004-A, Class A, VAR, 0.375%, 04/15/30	586
	CPS Auto Receivables Trust,
2,183	Series 2013-C, Class A, 1.640%, 04/16/18 (e)	2,195
1,382	Series 2014-A, Class A, 1.210%, 08/15/18 (e)	1,383
	CWHEQ Revolving Home Equity Loan Trust,
567	Series 2005-E, Class 2A, VAR, 0.375%, 11/15/35	486
2,609	Series 2005-M, Class A1, VAR, 0.395%, 02/15/36	2,167
10,000	Discover Card Execution Note Trust, Series 2014-A1, Class A1, VAR, 0.585%, 07/15/21	10,005

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	DT Auto Owner Trust,
1,754	Series 2013-2A, Class A, 0.810%, 09/15/16 (e)	1,755
1,448	Series 2014-1A, Class A, 0.660%, 07/17/17 (e)	1,449
	Exeter Automobile Receivables Trust,
2,153	Series 2013-2A, Class A, 1.490%, 11/15/17 (e)	2,161
2,635	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	2,639
1,086	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	1,087
	First Franklin Mortgage Loan Trust,
121	Series 2002-FF1, Class M1, VAR, 1.205%, 04/25/32	93
1,094	Series 2002-FF4, Class M1, VAR, 1.730%, 02/25/33	535
444	Series 2003-FFH1, Class M2, VAR, 1.905%, 09/25/33	269
703	Series 2004-FF8, Class M4, VAR, 1.761%, 10/25/34	113
1,000	First NLC Trust, Series 2005-2, Class M1, VAR, 0.635%, 09/25/35	946
2,376	Flagship Credit Auto Trust, Series 2013-2, Class A, 1.940%, 01/15/19 (e)	2,383
3,558	Ford Credit Auto Owner Trust, Series 2014-B, Class A3, 0.900%, 10/15/18	3,567
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.645%, 07/25/35	3,141
2,522	GCAT, Series 2014-1A, Class A1, VAR, 3.228%, 07/25/19 (e)	2,522
3,844	GLC Trust, Series 2014-A, Class A, 3.000%, 07/15/21 (e)	3,824
275	GreenPoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.335%, 09/15/30	237
2,379	Harley-Davidson Motorcycle Trust, Series 2013-1, Class A3, 0.650%, 07/16/18	2,382
2,770	HLSS Servicer Advance Receivables Trust, Series 2014-T2, Class AT2, 2.217%, 01/15/47 (e)	2,792
2,901	Honda Auto Receivables Owner Trust, Series 2014-1, Class A2, 0.410%, 09/21/16	2,901
2,451	Hyundai Auto Receivables Trust, Series 2010-B, Class A4, 1.630%, 03/15/17	2,464
245	Irwin Home Equity Loan Trust, Series 2004-1, Class 1A1, VAR, 0.795%, 12/25/24	217
23	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	22
252	Long Beach Mortgage Loan Trust, Series 2004-1, Class M3, VAR, 1.205%, 02/25/34	235

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Morgan Stanley ABS Capital I, Inc. Trust,
1,665	Series 2003-NC6, Class M1, VAR, 1.355%, 06/25/33	1,615
7,500	Series 2005-WMC4, Class M5, VAR, 1.130%, 04/25/35	6,965
2,700	Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 0.997%, 02/15/45 (e)	2,697
300	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.555%, 11/25/33	237
2,149	New Residential Advance Receivables Trust, Series 2014-T1, Class A1, 1.274%, 03/15/45 (e)	2,152
1,422	Nissan Auto Receivables Owner Trust, Series 2011-A, Class A4, 1.940%, 09/15/17	1,432
1,969	NYMT Residential LLC, Series 2013-RP3A, Class NOTE, SUB, 4.850%, 09/25/18 (e) (i)	1,969
927	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2002-4, Class M1, VAR, 1.055%, 07/25/32	857
	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
1,933	Series 2004-WHQ2, Class M2, VAR, 1.100%, 02/25/35	1,943
2,500	Series 2005-WHQ3, Class M2, VAR, 0.605%, 06/25/35	2,483
671	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 05/15/29 (e)	672
312	RAMP Trust, Series 2003-RS2, Class AII, VAR, 0.835%, 03/25/33	278
523	RASC Trust, Series 2003-KS4, Class MI2, SUB, 5.510%, 06/25/33	375
	Residential Funding Mortgage Securities II Home Loan Trust,
149	Series 2001-HI2, Class AI7, SUB, 7.440%, 04/25/26	147
250	Series 2001-HI4, Class A7, SUB, 7.240%, 10/25/26	247
59	Series 2003-HS1, Class AII, VAR, 0.445%, 12/25/32	55
5,250	Santander Drive Auto Receivables Trust, Series 2012-4, Class B, 1.830%, 03/15/17	5,276
775	SNAAC Auto Receivables Trust, Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	774
1,888	SpringCastle America Funding LLC, Series 2013-1A, Class A, 4.000%, 04/03/21 (e)	1,896
3,733	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	3,730

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	185

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
1,575	Stanwich Mortgage Loan Co. LLC, Series 2013-NPL2, Class A, 3.228%, 04/16/59 (e)	1,578
155	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.855%, 04/25/33	149
124	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HF1, Class A, VAR, 0.735%, 01/25/33	115
2,571	Truman Capital Mortgage Loan Trust, Series 2014-NLP1, Class A1, 3.228%, 07/25/53	2,568
545	U.S. Residential Opportunity Fund Trust, Series 2014-1A, Class NOTE, SUB, 3.466%, 03/25/34 (e)	546
1,923	USAA Auto Owner Trust, Series 2014-1, Class A2, 0.380%, 10/17/16	1,923
3,979	Vericrest Opportunity Loan Transferee LLC, Series 2014-NPL5, Class A1, SUB, 3.125%, 04/27/54 (e)	3,979
449	VOLT NPL X LLC, Series 2013-NPL4, Class A1, SUB, 3.960%, 11/25/53 (e)	451
1,801	VOLT XIX LLC, Series 2013-NPL5, Class A1, SUB, 3.625%, 04/25/55 (e)	1,807
2,449	VOLT XVI LLC, 3.228%, 09/25/58	2,441
3,458	VOLT XX LLC, Series 2013-NPL6, Class A1, SUB, 3.625%, 03/25/54 (e)	3,477
3,112	VOLT XXI LLC, Series 2013-NPL7, Class A1, SUB, 3.625%, 11/25/53 (e)	3,122
2,757	VOLT XXII LLC, Series 2014-NPL1, Class A1, SUB, 3.625%, 10/27/53 (e)	2,762
2,771	VOLT XXIII LLC, Series 2014-NPL2, Class A1, SUB, 3.625%, 11/25/53 (e)	2,779
1,859	VOLT XXIV LLC, Series 2014-NPL3, Class A1, SUB, 3.250%, 11/25/53 (e)	1,862

	Total Asset-Backed Securities (Cost $176,131)	172,379

Collateralized Mortgage Obligations — 47.1%
	Agency CMO — 37.5%
411	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 1, Class S, IF, IO, 8.806%, 10/25/22	61
	Federal Home Loan Mortgage Corp. REMIC,
10	Series 1071, Class F, VAR, 1.105%, 04/15/21	11
17	Series 1343, Class LA, 8.000%, 08/15/22	20
15	Series 1370, Class JA, VAR, 1.305%, 09/15/22	15
13	Series 1379, Class W, VAR, 2.140%, 10/15/22	14

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4	Series 1508, Class KA, VAR, 1.268%, 05/15/23	4
230	Series 1689, Class M, PO, 03/15/24	219
108	Series 1771, Class PK, 8.000%, 02/15/25	123
181	Series 1974, Class ZA, 7.000%, 07/15/27	203
32	Series 1981, Class Z, 6.000%, 05/15/27	35
122	Series 2033, Class PR, PO, 03/15/24	115
17	Series 2261, Class ZY, 7.500%, 10/15/30	20
2	Series 2289, Class NA, VAR, 10.135%, 05/15/20	2
62	Series 2338, Class FN, VAR, 0.655%, 08/15/28	63
122	Series 2416, Class SA, IF, 15.294%, 02/15/32	170
102	Series 2416, Class SH, IF, 15.690%, 02/17/32	139
23	Series 2477, Class FZ, VAR, 0.705%, 06/15/31	23
193	Series 2661, Class FG, VAR, 0.605%, 03/15/17	193
646	Series 3085, Class VS, HB, IF, 28.100%, 12/15/35	1,044
947	Series 3300, Class FA, VAR, 0.455%, 08/15/35	945
2,579	Series 3737, Class DG, 5.000%, 10/15/30	2,815
5,310	Series 3832, Class PL, 5.000%, 08/15/39	5,779
3,361	Series 3841, Class JF, VAR, 0.555%, 10/15/38	3,370
11,690	Series 3860, Class FP, VAR, 0.555%, 06/15/40	11,694
2,935	Series 3952, Class MA, 3.000%, 11/15/21	3,100
14,065	Series 4074, Class FE, VAR, 0.555%, 07/15/42	14,019
14,111	Series 4111, Class FA, VAR, 0.505%, 08/15/39	14,062
7,106	Series 4120, IO, 3.000%, 10/15/32	959
18,331	Series 4150, Class F, VAR, 0.525%, 01/15/43	18,071
23,805	Series 4150, Class GE, 2.000%, 01/15/33	23,446
13,355	Series 4161, Class YF, VAR, 0.525%, 02/15/43	13,162
7,331	Series 4206, Class DA, 2.000%, 05/15/33	7,185
14,622	Series 4281, Class FB, VAR, 0.705%, 12/15/43	14,572
24,736	Series 4350, 0.506%, 12/15/37	24,771
19,801	Series 4350, 0.506%, 06/15/38	19,833
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
84	Series T-51, Class 1APO, PO, 09/25/42	65

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
1,121		Series T-54, Class 4A, VAR, 3.038%, 02/25/43	1,183
1,351		Federal National Mortgage Association - ACES, Series 2014-M5, Class FA, VAR, 0.521%, 01/25/17	1,354
		Federal National Mortgage Association Grantor Trust,
517		Series 2001-T8, Class A1, 7.500%, 07/25/41	585
1,499		Series 2002-T6, Class A4, VAR, 3.178%, 03/25/41	1,533
		Federal National Mortgage Association REMIC,
14		Series 1988-15, Class B, VAR, 0.705%, 06/25/18	14
2		Series 1989-77, Class J, 8.750%, 11/25/19	3
1		Series 1989-89, Class H, 9.000%, 11/25/19	1
39		Series 1990-64, Class Z, 10.000%, 06/25/20	45
116		Series 1990-145, Class A, VAR, 1.104%, 12/25/20	117
81		Series 1991-142, Class PL, 8.000%, 10/25/21	90
82		Series 1991-156, Class F, VAR, 1.455%, 11/25/21	84
—	(h)	Series 1992-91, Class SQ, HB, IF, 9,355.000%, 05/25/22	32
147		Series 1992-112, Class GB, 7.000%, 07/25/22	164
4		Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	1
58		Series 1992-200, Class FK, VAR, 1.968%, 11/25/22	59
68		Series 1993-27, Class S, IF, 9.519%, 02/25/23	79
135		Series 1993-110, Class H, 6.500%, 05/25/23	154
15		Series 1993-119, Class H, 6.500%, 07/25/23	17
133		Series 1993-146, Class E, PO, 05/25/23	127
58		Series 1993-165, Class FH, VAR, 1.305%, 09/25/23	60
291		Series 1993-179, Class FM, VAR, 1.918%, 10/25/23	298
46		Series 1997-74, Class E, 7.500%, 10/20/27	54
690		Series 2001-9, Class F, VAR, 0.405%, 02/17/31	691
130		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	26
451		Series 2002-77, Class FY, VAR, 0.555%, 12/25/17	453

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
783	Series 2003-17, Class FN, VAR, 0.455%, 03/25/18	784
55	Series 2003-21, Class FK, VAR, 0.555%, 03/25/33	55
1,182	Series 2004-17, Class BF, VAR, 0.505%, 01/25/34	1,181
2,027	Series 2006-3, Class SB, IF, IO, 6.545%, 07/25/35	256
4,811	Series 2006-124, Class FC, VAR, 0.505%, 01/25/37	4,807
105	Series 2007-2, Class FA, VAR, 0.355%, 02/25/37	105
3,479	Series 2010-42, Class PD, 4.500%, 07/25/39	3,588
4,915	Series 2012-38, Class PA, 2.000%, 09/25/41	4,699
8,470	Series 2012-93, Class ME, 2.500%, 01/25/42	8,626
4,797	Series 2012-114, Class VE, 3.500%, 10/25/25	5,050
19,701	Series 2012-119, Class FB, VAR, 0.505%, 11/25/42	19,619
1,880	Series 2013-6, Class FL, VAR, 0.555%, 02/25/43	1,884
7,090	Series 2013-15, Class DC, 2.000%, 03/25/33	6,985
4,519	Series 2013-23, Class KJ, 2.250%, 05/25/42	4,377
5,211	Series 2013-26, Class AV, 3.500%, 04/25/26	5,458
4,525	Series 2013-43, Class YH, 2.500%, 05/25/33	4,486
17,836	Series 2013-54, Class HF, VAR, 0.355%, 10/25/41	17,826
27	Series G92-44, Class ZQ, 8.000%, 07/25/22	30
783	Series G94-9, Class PJ, 6.500%, 08/17/24	870
	Federal National Mortgage Association REMIC Trust,
344	Series 2003-W1, Class 2A, VAR, 6.591%, 12/25/42	405
2,075	Series 2003-W15, Class 3A, VAR, 4.006%, 12/25/42	2,218
1,612	Series 2003-W4, Class 5A, VAR, 3.006%, 10/25/42	1,691
1,322	Series 2009-W1, Class A, 6.000%, 12/25/49	1,484
	Federal National Mortgage Association STRIPS,
693	Series 343, Class 23, IO, 4.000%, 10/25/18	40
1,004	Series 343, Class 27, IO, 4.500%, 01/01/19	64
798	Federal National Mortgage Association Trust, Series 2004-W2, Class 4A, VAR, 2.850%, 02/25/44	841
	Government National Mortgage Association,
553	Series 1999-27, Class ZA, 7.500%, 04/17/29	623

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	187

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
15	Series 2000-35, Class F, VAR, 0.705%, 12/16/25	15
369	Series 2002-31, Class FC, VAR, 0.405%, 09/26/21	370
6,413	Series 2010-166, Class GP, 3.000%, 04/20/39	6,605
7,671	Series 2012-61, Class FM, VAR, 0.555%, 05/16/42	7,727
5,228	Series 2013-H16, Class FA, VAR, 0.695%, 07/20/63	5,236
22,766	Series 2014-H07, Class FC, VAR, 0.755%, 05/20/64	22,861
8,136	Series 2014-H11, Class JA, VAR, 0.655%, 06/20/64	8,127

		336,539

	Non-Agency CMO — 9.6%
	Alternative Loan Trust,
730	Series 2003-J1, Class 1A8, 5.250%, 10/25/33	757
1,080	Series 2004-33, Class 3A3, VAR, 2.423%, 12/25/34	857
91	Series 2004-J4, Class 1A6, SUB, 5.400%, 06/25/34	95
917	Banc of America Alternative Loan Trust, Series 2004-8, Class 3A1, 5.500%, 09/25/19	957
	Banc of America Funding Trust,
729	Series 2005-E, Class 5A1, VAR, 2.582%, 05/20/35	724
1,049	Series 2006-1, Class 2A1, 5.500%, 01/25/36	1,065
	Banc of America Mortgage Trust,
9	Series 2003-5, Class 2A8, VAR, 0.605%, 07/25/18	8
1,242	Series 2004-D, Class 2A2, VAR, 2.634%, 05/25/34	1,252
45	Series 2005-10, Class 1A13, 5.500%, 11/25/35	45
1,020	Series 2005-A, Class 3A1, VAR, 2.683%, 02/25/35	989
619	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC6, Class M1, VAR, 1.160%, 11/25/34	360
835	CAM Mortgage Trust, Series 2014-2, Class A, SUB, 2.600%, 05/15/48 (e)	835
	CHL Mortgage Pass-Through Trust,
227	Series 2002-38, Class A1, 5.000%, 02/25/18	227

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — continued
509		Series 2003-21, Class A1, VAR, 2.598%, 05/25/33	517
525		Series 2004-HYB8, Class 1A1, VAR, 0.856%, 01/20/35	475
240		Series 2005-1, Class 1A2, VAR, 0.505%, 03/25/35	15
14		Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	14
		Credit Suisse First Boston Mortgage Securities Corp.,
1,466		Series 2003-AR24, Class 2A4, VAR, 2.570%, 10/25/33	1,434
1,314		Series 2004-5, Class 4A1, 6.000%, 09/25/34	1,348
321		Series 2004-AR3, Class 6M1, VAR, 1.255%, 04/25/34	319
257		Series 2005-5, Class 1A1, 5.000%, 07/25/20	258
806		Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 5.744%, 02/25/20	833
—	(h)	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2013-DN1, Class M1, VAR, 3.555%, 07/25/23	—	(h)
4,771		Federal National Mortgage Association, Connecticut Avenue Securities, Series 2014-C02, Class 1M1, VAR, 1.105%, 05/25/24	4,719
3,715		Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C01, Class M1, VAR, 1.755%, 01/25/24	3,737
679		First Horizon Alternative Mortgage Securities Trust, Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	688
1,224		First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1, VAR, 2.625%, 12/25/34	1,231
93		First Republic Bank Mortgage Pass-Through Certificates Trust, Series 2000-FRB1, Class B1, VAR, 0.655%, 06/25/30	73
447		First Republic Mortgage Loan Trust, Series 2000-FRB2, Class A1, VAR, 0.655%, 11/15/30	454
1,506		GSAA Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	1,599
920		GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	958
		Impac CMB Trust,
380		Series 2004-3, Class 3A, VAR, 0.795%, 03/25/34	368
416		Series 2004-6, Class 1A2, VAR, 0.935%, 10/25/34	385

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
1,783	Series 2005-5, Class A1, VAR, 0.795%, 08/25/35	1,597
1,340	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 2.826%, 03/25/37	1,226
239	JP Morgan Mortgage Trust, Series 2003-A1, Class 1A1, VAR, 2.027%, 10/25/33	241
	MASTR Adjustable Rate Mortgages Trust,
634	Series 2003-5, Class 5A1, VAR, 2.250%, 10/25/33	645
651	Series 2004-13, Class 2A1, VAR, 2.642%, 04/21/34	659
2,187	Series 2004-13, Class 3A7B, VAR, 2.130%, 11/21/34	2,212
214	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.555%, 02/25/33	194
	Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
610	Series 2001-TBC1, Class B1, VAR, 1.035%, 11/15/31	493
145	Series 2002-TBC1, Class B1, VAR, 1.155%, 09/15/30	115
72	Series 2002-TBC1, Class B2, VAR, 1.555%, 09/15/30	56
333	Series 2002-TBC2, Class B1, VAR, 1.005%, 08/15/32	269
	Merrill Lynch Mortgage Investors Trust,
638	Series 2004-1, Class 2A3, VAR, 2.147%, 12/25/34	593
1,085	Series 2004-D, Class A1, VAR, 0.815%, 09/25/29	1,092
62	ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	67
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
462	Series 2003-HYB1, Class A4, VAR, 1.696%, 03/25/33	441
360	Series 2003-HYB1, Class B1, VAR, 1.696%, 03/25/33	242
	Morgan Stanley Mortgage Loan Trust,
3,949	Series 2004-3, Class 4A, VAR, 5.692%, 04/25/34	4,169
521	Series 2004-5AR, Class 3A3, VAR, 2.338%, 07/25/34	496
2,938	Series 2004-5AR, Class 3A5, VAR, 2.338%, 07/25/34	2,941
1,393	Series 2004-11AR, Class 1A2A, VAR, 0.465%, 01/25/35	1,338
1,610	NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class AF, VAR, 0.605%, 02/25/35 (e)	1,346

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	Nomura Asset Acceptance Corp. Alternative Loan Trust,
238	Series 2003-A3, Class A1, SUB, 5.500%, 08/25/33	248
49	Series 2004-AR1, Class 5A1, VAR, 0.915%, 08/25/34	50
1,087	Prime Mortgage Trust, Series 2005-2, Class 2A1, VAR, 6.791%, 10/25/32	1,180
425	RALI Trust, Series 2003-QS16, Class A1, 5.000%, 08/25/18	429
	RFMSI Trust,
924	Series 2005-S1, Class 1A6, 5.500%, 02/25/35	926
4,500	Series 2005-SA2, Class 2A2, VAR, 2.936%, 06/25/35	4,329
1,050	Series 2006-SA4, Class 2A1, VAR, 3.532%, 11/25/36	910
1	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	1
	Sequoia Mortgage Trust,
93	Series 11, Class A, VAR, 1.056%, 12/20/32	93
241	Series 2003-3, Class A2, VAR, 1.025%, 07/20/33	236
2,370	Series 2004-11, Class A2, VAR, 0.645%, 12/20/34	2,260
	Springleaf Mortgage Loan Trust,
2,395	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	2,491
2,000	Series 2012-1A, Class B1, VAR, 6.000%, 09/25/57 (e)	2,071
3,414	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	3,409
205	Structured Asset Mortgage Investments II Trust, Series 2004-AR1, Class 1A1, VAR, 0.856%, 03/19/34	202
1,367	Structured Asset Mortgage Investments, Inc., Series 2002-AR2, Class A3, VAR, 0.906%, 07/19/32	1,001
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
3,664	Series 2003-24A, Class 2A, VAR, 2.596%, 07/25/33	3,650
1,444	Series 2003-40A, Class 4A, VAR, 2.358%, 01/25/34	1,378
	Structured Asset Securities Corp., Mortgage Pass-Through Certificates,
2,745	Series 2003-29, Class 3A1, VAR, 5.041%, 09/25/33	2,766
4,338	Series 2003-32, Class 5A1, VAR, 5.843%, 11/25/33	4,594

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	189

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	WaMu Mortgage Pass-Through Certificates Trust,
1,097	Series 2004-AR11, Class A, VAR, 2.432%, 10/25/34	1,103
2,250	Series 2004-AR3, Class A1, VAR, 2.377%, 06/25/34	2,296
	Wells Fargo Mortgage-Backed Securities Trust,
564	Series 2003-K, Class 1A2, VAR, 2.491%, 11/25/33	576
772	Series 2005-AR16, Class 3A2, VAR, 2.614%, 03/25/35	781
257	Series 2006-17, Class A1, 5.500%, 11/25/21	261
323	Series 2007-3, Class 3A1, 5.500%, 04/25/22	333

		85,602

	Total Collateralized Mortgage Obligations (Cost $422,390)	422,141

Commercial Mortgage-Backed Securities — 5.9%
2,900	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class A, VAR, 1.205%, 09/15/26 (e)	2,905
1,893	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5, VAR, 4.857%, 07/10/43	1,918
	Bayview Commercial Asset Trust,
494	Series 2004-3, Class A2, VAR, 0.575%, 01/25/35 (e)	460
1,797	Series 2005-2A, Class A2, VAR, 0.505%, 08/25/35 (e)	1,584
359	Series 2005-2A, Class M1, VAR, 0.585%, 08/25/35 (e)	272
1,288	Series 2007-2A, Class A2, VAR, 0.475%, 07/25/37 (e)	973
9	Series 2007-2A, Class M4, VAR, 0.805%, 07/25/37 (e)	—	(h)
1,684	Series 2007-3, Class A2, VAR, 0.445%, 07/25/37 (e)	1,289
222	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-T16, Class A6, VAR, 4.750%, 02/13/46	222
6,000	BHMS Mortgage Trust, Series 2014-ATLS, Class BFL, 1.000%, 07/05/33	6,000
4,847	Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, VAR, 0.905%, 06/15/33 (e)	4,859
	COMM Mortgage Trust,
3,402	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	3,488

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,667	Series 2014-BBG, Class A, VAR, 0.955%, 03/15/29 (e)	2,669
3,774	Series 2014-TWC, Class A, VAR, 1.006%, 02/13/32 (e)	3,775
3,526	Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class A, VAR, 1.057%, 06/11/27 (e)	3,531
2,531	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.751%, 07/10/39	2,558
3,945	GS Mortgage Securities Trust, Series 2013-GC16, Class A1, 1.264%, 11/10/46	3,954
391	NCUA Guaranteed Notes Trust, Series 2010-C1, Class A1, 1.600%, 10/29/20	393
6,042	NorthStar, (Cayman Islands), Series 2013-1A, Class A, VAR, 2.005%, 08/25/29 (e)	6,048
1,819	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.355%, 08/25/29 (e)	1,821
687	ORES NPL LLC, Series 2013-LV2, Class A, 3.081%, 09/25/25 (e)	687
1,155	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	1,166
1,660	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, VAR, 5.414%, 10/15/44	1,718
551	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	554

	Total Commercial Mortgage-Backed Securities (Cost $54,067)	52,844

Corporate Bonds — 10.6%
	Consumer Discretionary — 0.8%
	Automobiles — 0.3%
3,000	Daimler Finance North America LLC, VAR, 0.920%, 08/01/16 (e)	3,028

	Media — 0.5%
4,000	Walt Disney Co. (The), VAR, 0.544%, 05/30/19	4,002

	Total Consumer Discretionary	7,030

	Energy — 1.3%
	Oil, Gas & Consumable Fuels — 1.3%
3,000	BP Capital Markets plc, (United Kingdom), VAR, 0.864%, 09/26/18	3,027
	Petrobras Global Finance B.V., (Netherlands),
1,500	VAR, 1.852%, 05/20/16	1,500
3,000	VAR, 2.592%, 03/17/17	3,038
684	Spectra Energy Partners LP, 2.950%, 09/25/18	709
3,000	Statoil ASA, (Norway), VAR, 0.694%, 11/08/18	3,017

	Total Energy	11,291

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Financials — 6.5%
	Banks — 1.7%
3,000	ABN AMRO Bank N.V., (Netherlands), VAR, 1.035%, 10/28/16 (e)	3,027
	Bank of America Corp.,
1,346	1.700%, 08/25/17	1,347
2,000	2.600%, 01/15/19	2,020
3,000	BB&T Corp., VAR, 0.900%, 02/01/19	3,029
923	BNP Paribas S.A., (France), 2.700%, 08/20/18	947
2,750	Citigroup, Inc., VAR, 0.914%, 11/15/16	2,761
967	SunTrust Banks, Inc., 2.350%, 11/01/18	977
1,325	Wells Fargo & Co., 1.500%, 07/01/15	1,338

		15,446

	Capital Markets — 0.7%
3,000	Goldman Sachs Group, Inc. (The), VAR, 1.334%, 11/15/18	3,057
1,868	Macquarie Bank Ltd., (Australia), 2.000%, 08/15/16 (e)	1,903
1,482	Morgan Stanley, 2.500%, 01/24/19	1,497

		6,457

	Consumer Finance — 3.1%
	American Express Credit Corp.,
3,000	VAR, 0.744%, 07/29/16	3,018
3,000	VAR, 0.781%, 03/18/19	3,023
3,000	American Honda Finance Corp., VAR, 0.732%, 10/07/16	3,023
4,000	Ford Motor Credit Co. LLC, Series 1, VAR, 1.060%, 03/12/19	4,023
4,000	HSBC USA, Inc., VAR, 1.111%, 09/24/18	4,071
2,824	Nissan Motor Acceptance Corp., VAR, 0.777%, 03/03/17 (e)	2,832
	Toyota Motor Credit Corp.,
3,000	VAR, 0.381%, 09/18/15	3,004
5,000	VAR, 0.431%, 05/16/17	5,009

		28,003

	Diversified Financial Services — 0.4%
3,000	General Electric Capital Corp., 1.500%, 07/12/16	3,040

	Insurance — 0.6%
2,917	Berkshire Hathaway Finance Corp., 0.950%, 08/15/16	2,937
2,485	New York Life Global Funding, 1.125%, 03/01/17 (e)	2,490

		5,427

	Total Financials	58,373

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care — 0.4%
	Health Care Providers & Services — 0.3%
1,585	McKesson Corp., VAR, 0.630%, 09/10/15	1,588
849	Ventas Realty LP, 1.550%, 09/26/16	858

		2,446

	Life Sciences Tools & Services — 0.1%
662	Thermo Fisher Scientific, Inc., 1.300%, 02/01/17	663

	Total Health Care	3,109

	Information Technology — 0.5%
	Software — 0.3%
3,000	Oracle Corp., VAR, 0.814%, 01/15/19	3,026

	Technology Hardware, Storage & Peripherals — 0.2%
1,793	Apple, Inc., VAR, 0.489%, 05/03/18	1,795

	Total Information Technology	4,821

	Materials — 0.2%
	Metals & Mining — 0.2%
2,000	Teck Resources Ltd., (Canada), 2.500%, 02/01/18	2,028

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.1%
562	Verizon Communications, Inc., 2.500%, 09/15/16	579

	Wireless Telecommunication Services — 0.3%
3,000	America Movil S.A.B. de C.V., (Mexico), VAR, 1.230%, 09/12/16	3,025

	Total Telecommunication Services	3,604

	Utilities — 0.5%
	Electric Utilities — 0.3%
1,081	Duke Energy Corp., VAR, 0.612%, 04/03/17	1,084
667	Duke Energy Ohio, Inc., VAR, 0.370%, 03/06/15	667
828	Southern California Edison Co., Series 14-B, 1.125%, 05/01/17	828

		2,579

	Gas Utilities — 0.2%
2,100	Korea Gas Corp., (South Korea), 2.250%, 07/25/17 (e)	2,131

	Total Utilities	4,710

	Total Corporate Bonds (Cost $94,224)	94,966

Mortgage Pass-Through Securities — 4.9%
	Federal Home Loan Mortgage Corp.,
14	ARM, 1.470%, 12/01/21	14
53	ARM, 2.089%, 07/01/19	54

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	191

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
60	ARM, 2.235%, 01/01/27	63
12	ARM, 2.250%, 06/01/26	13
396	ARM, 2.278%, 01/01/23	418
16	ARM, 2.289%, 06/01/22	16
40	ARM, 2.314%, 04/01/30	43
42	ARM, 2.320%, 12/01/26	45
163	ARM, 2.330%, 12/01/27	173
663	ARM, 2.337%, 04/01/32	691
26	ARM, 2.340%, 10/01/29	26
254	ARM, 2.343%, 08/01/27	271
299	ARM, 2.353%, 07/01/30	318
69	ARM, 2.357%, 07/01/28	73
36	ARM, 2.384%, 01/01/30	38
222	ARM, 2.390%, 12/01/26	236
18	ARM, 2.398%, 05/01/18	19
79	ARM, 2.400%, 02/01/23 - 12/01/29	81
25	ARM, 2.405%, 11/01/27	25
39	ARM, 2.585%, 04/01/24	42
13	ARM, 2.596%, 06/01/25	13
196	ARM, 2.649%, 01/01/23	206
8,378	Federal Home Loan Mortgage Corp. Gold Pools, 3.000%, 08/01/28	8,672
11	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	12
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
10	7.500%, 05/01/28	11
27	8.500%, 07/01/28	32
15	9.000%, 02/01/25	17
	Federal National Mortgage Association,
8	ARM, 1.625%, 03/01/17	8
19	ARM, 1.700%, 04/01/24	19
8	ARM, 1.819%, 06/01/18	8
25	ARM, 1.850%, 04/01/21	26
123	ARM, 1.870%, 11/01/18	128
32	ARM, 1.875%, 12/01/20	34
52	ARM, 1.967%, 07/01/20	53
34	ARM, 2.025%, 05/01/30	34
24	ARM, 2.080%, 05/01/18	24
630	ARM, 2.121%, 05/01/33	669
49	ARM, 2.220%, 11/01/23	49
10	ARM, 2.226%, 11/01/21	10
43	ARM, 2.249%, 01/01/31	45
9	ARM, 2.271%, 05/01/29	9
35	ARM, 2.281%, 06/01/26	36
10	ARM, 2.295%, 07/01/25	11

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

216	ARM, 2.314%, 09/01/33	231
45	ARM, 2.325%, 05/01/31	45
105	ARM, 2.365%, 12/01/28	105
17	ARM, 2.391%, 03/01/38	18
97	ARM, 2.415%, 09/01/19	97
525	ARM, 2.462%, 01/01/25	559
21	ARM, 2.470%, 12/01/26	23
131	ARM, 2.514%, 08/01/26	141
182	ARM, 2.526%, 02/01/34	185
44	ARM, 2.578%, 03/01/29	44
59	ARM, 2.671%, 11/01/30	60
2	ARM, 2.840%, 05/01/20	2
44	ARM, 3.020%, 07/01/27	47
32	ARM, 6.000%, 01/01/20	32
	Federal National Mortgage Association, 15 Year, Single Family,
5,054	4.000%, 02/01/25	5,406
28	7.000%, 03/01/16	28
	Federal National Mortgage Association, 20 Year, Single Family,
5,972	3.000%, 07/01/33	6,144
4,074	5.000%, 10/01/23	4,490
	Federal National Mortgage Association, 30 Year, FHA/VA,
22	7.000%, 03/01/27	23
16	8.000%, 11/01/27	16
21	8.500%, 10/01/24	21
	Federal National Mortgage Association, 30 Year, Single Family,
3,818	5.000%, 12/01/39	4,291
2,972	5.500%, 08/01/40	3,323
1,329	6.000%, 04/01/39	1,504
24	7.250%, 09/01/22	24
140	7.500%, 06/01/23 - 10/01/30	157
3	8.500%, 08/01/17	3
	Federal National Mortgage Association, Other,
5	6.500%, 04/01/16	5
58	12.000%, 11/01/30	64
	Government National Mortgage Association II, 30 Year, Single Family,
37	7.250%, 08/20/22 - 11/20/22	37
41	7.400%, 02/20/22 - 03/20/22	41
12	7.500%, 10/20/23	13
18	7.850%, 12/20/21	18
54	8.000%, 07/20/25 - 08/20/26	65
3,187	Government National Mortgage Association, 15 Year, Single Family, 4.500%, 10/15/24	3,447

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
	Government National Mortgage Association, 30 Year, Single Family,
43	7.000%, 06/15/24	47
18	8.000%, 10/15/27	21
14	9.000%, 11/15/24	17
99	9.500%, 07/15/25	115

	Total Mortgage Pass-Through Securities (Cost $42,015)	43,694

Municipal Bond — 0.1% (l)
	California — 0.1%
870	University of California, Series Y-1, Rev, VAR, 0.656%, 07/01/17 (Cost $870)	874

U.S. Treasury Obligations — 3.9%
	U.S. Treasury Notes,
10,000	0.250%, 10/31/14	10,003
25,000	0.250%, 05/31/15	25,031

	Total U.S. Treasury Obligations (Cost $34,985)	35,034

Short-Term Investments — 10.5%
	Certificate of Deposit — 0.3%
3,500	Deutsche Bank AG, (Germany), VAR, 0.553%, 07/23/15	3,501

SHARES
	Investment Company — 10.2%
91,096	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	91,096

	Total Short-Term Investments (Cost $94,596)	94,597

	Total Investments — 102.2% (Cost $919,278)	916,529
	Liabilities in Excess of Other Assets — (2.2)%	(20,160)

	NET ASSETS — 100.0%	$896,369

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	193

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 3.1%
	ABFC Trust,
1,358	Series 2005-AQ1, Class A4, SUB, 4.872%, 06/25/35	1,372
1,515	Series 2005-WF1, Class A2C, VAR, 0.465%, 12/25/34	1,498
548	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.335%, 04/25/36	533
206	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.525%, 04/25/36	198
1,665	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	1,659
	Chase Funding Trust,
2,144	Series 2002-3, Class 1A5, SUB, 5.907%, 06/25/32	2,084
1,098	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	1,147
898	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	908
	Citigroup Mortgage Loan Trust, Inc.,
157	Series 2003-HE3, Class A, VAR, 0.535%, 12/25/33	150
865	Series 2004-HE1, Class A, VAR, 0.485%, 09/25/33 (e)	827
1,643	Conix Mortgage Asset Trust, Series 2013-1, Class A, VAR, 4.704%, 12/25/47 (e) (i)	1,677
241	Federal National Mortgage Association REMIC Trust, Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	265
	Freedom Trust,
1,022	Series 2011-2, Class A11, VAR, 5.000%, 08/01/46 (e)	1,045
1,207	Series 2012-3, Class A22, VAR, 6.000%, 09/25/41 (e) (i)	1,222
631	GCAT, Series 2014-1A, Class A1, VAR, 3.228%, 07/25/19 (e)	631
	HLSS Servicer Advance Receivables Trust,
1,685	Series 2012-T2, Class B2, 2.480%, 10/15/45 (e)	1,693
505	Series 2013-T1, Class C2, 2.487%, 01/16/46 (e)	507
451	Series 2013-T1, Class D2, 3.228%, 01/16/46 (e)	454
222	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.355%, 03/25/36	174
	HSBC Home Equity Loan Trust USA,
306	Series 2006-1, Class A1, VAR, 0.316%, 01/20/36	304

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

217	Series 2006-2, Class A1, VAR, 0.305%, 03/20/36	216
325	Series 2007-1, Class AS, VAR, 0.356%, 03/20/36	322
910	Series 2007-3, Class APT, VAR, 1.356%, 11/20/36	909
	KGS-Alpha Capital Markets LP,
13,629	Series 2012-3, IO, 3.159%, 09/25/26	358
37,608	Series 2012-4, VAR, IO, 9.640%, 09/25/37	1,792
344	Kondaur Mortgage Asset Trust LLC, Series 2013-1, Class A, VAR, 4.458%, 08/25/52 (e)	345
624	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.505%, 07/25/34 (e)	620
	Long Beach Mortgage Loan Trust,
2,200	Series 2004-1, Class M1, VAR, 0.905%, 02/25/34	2,078
362	Series 2006-WL2, Class 2A3, VAR, 0.355%, 01/25/36	342
1,571	LV Tower 52 Issuer LLC, Series 2013-1, Class A, 5.500%, 06/15/18 (e) (i)	1,572
135,475	Madison Avenue Manufactured Housing Contract, Series 2002-A, Class IO, IO, 0.300%, 03/25/32	1,028
793	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M2, VAR, 2.405%, 03/25/32	792
2,690	Mid-State Capital Corp. Trust, Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	2,773
	Mid-State Capital Trust,
1,382	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	1,422
2,131	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	2,209
	Nationstar Agency Advance Funding Trust,
701	Series 2013-T1A, Class CT1, 1.743%, 02/15/45 (e)	701
727	Series 2013-T1A, Class DT1, 2.734%, 02/15/45 (e)	729
783	Series 2013-T2A, Class AT2, 1.892%, 02/18/48 (e)	765
675	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	694
2,374	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	2,370
5,100	NYMT Residential LLC, Series 2012-RP1A, Class NOTE, VAR, 4.250%, 12/25/17 (e) (i)	5,100

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
1,499	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.092%, 10/25/34	1,491
	RAMP Trust,
60	Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	60
1,619	Series 2004-RS11, Class M1, VAR, 1.085%, 11/25/34	1,596
295	Series 2005-EFC5, Class A3, VAR, 0.495%, 10/25/35	294
2,904	Series 2006-RZ1, Class A3, VAR, 0.455%, 03/25/36	2,831
	Real Estate Asset Trust,
1,444	Series 2013-1A, Class A1, VAR, 3.230%, 05/25/52 (e) (i)	1,451
1,000	Series 2013-1A, Class A2, VAR, 5.926%, 05/25/52 (e) (i)	1,000
494	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	267
	RMAT,
632	Series 2012-1A, Class A1, VAR, 2.734%, 08/26/52 (e) (i)	634
1,000	Series 2012-1A, Class A2, VAR, 6.657%, 08/26/52 (e) (i)	1,019
129	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	127
664	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	672
109	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.509%, 01/25/36	82
611	Selene Non-Performing Loans LLC, Series 2014-1A, Class A, SUB, 2.981%, 05/25/54 (e)	611
3,561	SpringCastle America Funding LLC, Series 2013-1A, Class A, 4.000%, 04/03/21 (e)	3,575
	Stanwich Mortgage Loan Co. LLC,
1,360	Series 2012-NPL4, Class A, 2.981%, 09/15/42 (e)	1,359
1,260	Series 2013-NPL2, Class A, 3.228%, 04/16/59 (e)	1,263
2,110	Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 2.981%, 02/16/43 (e)	2,107
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
358	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	374

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

463		Series 2002-AL1, Class A2, 3.450%, 02/25/32	461
1,346		Series 2002-AL1, Class A3, 3.450%, 02/25/32	1,331
2,057		Truman Capital Mortgage Loan Trust, Series 2014-NPL1, Class A1, SUB, 3.228%, 07/25/53 (e)	2,054
		Vericrest Opportunity Loan Transferee LLC,
1,989		Series 2014-NPL4, Class A1, SUB, 3.125%, 04/27/54 (e)	1,989
1,531		Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58 (e)	1,526
1,149		VOLT XV LLC, Series 2014-3A, Class A1, SUB, 3.250%, 05/26/54 (e)	1,157
		Westgate Resorts LLC,
1,899		Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	1,915
1,762		Series 2012-3A, Class A, 2.500%, 03/20/25 (e)	1,772

		Total Asset-Backed Securities (Cost $76,796)	78,503

Collateralized Mortgage Obligations — 53.3%
		Agency CMO — 37.1%
—	(h)	Federal Home Loan Mortgage Corp. Reference REMIC, Series R007, Class ZA, 6.000%, 05/15/36	—	(h)
		Federal Home Loan Mortgage Corp. REMIC,
6		Series 11, Class D, 9.500%, 07/15/19	7
8		Series 22, Class C, 9.500%, 04/15/20	9
11		Series 23, Class F, 9.600%, 04/15/20	13
5		Series 30, Class D, 9.500%, 02/15/20	6
—	(h)	Series 41, Class I, HB, 84.000%, 05/15/20	—	(h)
3		Series 47, Class F, 10.000%, 06/15/20	3
30		Series 77, Class H, 8.500%, 09/15/20	32
1		Series 81, Class A, 8.125%, 11/15/20	1
3		Series 84, Class F, 9.200%, 10/15/20	3
3		Series 99, Class Z, 9.500%, 01/15/21	3
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	—	(h)
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	—	(h)
—	(h)	Series 204, Class E, HB, IF, 1,857.616%, 05/15/23	3
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
3		Series 1065, Class J, 9.000%, 04/15/21	3

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	195

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
4		Series 1079, Class S, HB, IF, 33.473%, 05/15/21	8
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	—	(h)
2		Series 1084, Class F, VAR, 1.105%, 05/15/21	2
2		Series 1084, Class S, HB, IF, 44.527%, 05/15/21	3
4		Series 1133, Class H, 7.000%, 09/15/21	4
13		Series 1144, Class KB, 8.500%, 09/15/21	15
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	—	(h)
—	(h)	Series 1196, Class B, HB, IF, 1,180.777%, 01/15/22	3
24		Series 1343, Class LA, 8.000%, 08/15/22	28
12		Series 1343, Class LB, 7.500%, 08/15/22	14
42		Series 1374, Class Z, 7.000%, 10/15/22	47
13		Series 1395, Class G, 6.000%, 10/15/22	14
102		Series 1401, Class J, 7.000%, 10/15/22	112
146		Series 1466, Class PZ, 7.500%, 02/15/23	164
4		Series 1470, Class F, VAR, 1.668%, 02/15/23	4
5		Series 1505, Class QB, HB, IF, 20.405%, 05/15/23	7
44		Series 1518, Class G, IF, 8.875%, 05/15/23	52
29		Series 1526, Class L, 6.500%, 06/15/23	32
46		Series 1541, Class O, VAR, 1.830%, 07/15/23	47
435		Series 1552, Class IA, IF, 16.510%, 08/15/23	604
12		Series 1570, Class F, VAR, 2.168%, 08/15/23	13
30		Series 1570, Class SA, HB, IF, 24.057%, 08/15/23	49
123		Series 1578, Class K, 6.900%, 09/15/23	137
14		Series 1578, Class V, IO, 7.000%, 09/15/23	3
257		Series 1591, Class PV, 6.250%, 10/15/23	281
15		Series 1602, Class SA, HB, IF, 22.246%, 10/15/23	27
16		Series 1609, Class LG, IF, 16.997%, 11/15/23	17
336		Series 1628, Class LZ, 6.500%, 12/15/23	370
311		Series 1638, Class H, 6.500%, 12/15/23	345
305		Series 1644, Class K, 6.750%, 12/15/23	339
405		Series 1658, Class GZ, 7.000%, 01/15/24	460
6		Series 1671, Class QC, IF, 10.000%, 02/15/24	8

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
184	Series 1677, Class Z, 7.500%, 07/15/23	210
8	Series 1686, Class SH, IF, 18.889%, 02/15/24	13
155	Series 1695, Class EB, 7.000%, 03/15/24	175
21	Series 1699, Class FC, VAR, 0.755%, 03/15/24	21
32	Series 1745, Class D, 7.500%, 08/15/24	36
569	Series 1760, Class ZD, VAR, 2.030%, 02/15/24	583
66	Series 1798, Class F, 5.000%, 05/15/23	72
4	Series 1807, Class G, 9.000%, 10/15/20	4
525	Series 1813, Class I, PO, 11/15/23	500
2,031	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	294
113	Series 1829, Class ZB, 6.500%, 03/15/26	125
211	Series 1863, Class Z, 6.500%, 07/15/26	232
6	Series 1865, Class D, PO, 02/15/24	5
67	Series 1899, Class ZE, 8.000%, 09/15/26	77
61	Series 1963, Class Z, 7.500%, 01/15/27	70
22	Series 1985, Class PR, IO, 8.000%, 07/15/27	4
30	Series 1987, Class PE, 7.500%, 09/15/27	33
243	Series 2033, Class J, 5.600%, 06/15/23	261
13	Series 2033, Class SN, HB, IF, 28.431%, 03/15/24	6
17	Series 2038, Class PN, IO, 7.000%, 03/15/28	3
155	Series 2040, Class PE, 7.500%, 03/15/28	178
17	Series 2042, Class T, 7.000%, 03/15/28	19
57	Series 2060, Class Z, 6.500%, 05/15/28	63
144	Series 2061, Class DC, IO, 6.500%, 06/15/28	26
12,583	Series 2065, Class PX, IO, 0.750%, 08/17/27	339
357	Series 2075, Class PH, 6.500%, 08/15/28	401
61	Series 2086, Class GB, 6.000%, 09/15/28	69
27	Series 2089, Class PJ, IO, 7.000%, 10/15/28	5
245	Series 2110, Class PG, 6.000%, 01/15/29	271
311	Series 2111, Class SB, IF, IO, 7.345%, 01/15/29	75
84	Series 2125, Class JZ, 6.000%, 02/15/29	93
196	Series 2130, Class QS, 6.000%, 03/15/29	216
38	Series 2132, Class SB, HB, IF, 29.875%, 03/15/29	68
56	Series 2132, Class ZL, 6.500%, 03/15/29	64

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
8		Series 2141, Class IO, IO, 7.000%, 04/15/29	2
24		Series 2163, Class PC, IO, 7.500%, 06/15/29	5
50		Series 2178, Class PB, 7.000%, 08/15/29	58
80		Series 2201, Class C, 8.000%, 11/15/29	93
283		Series 2209, Class TC, 8.000%, 01/15/30	340
146		Series 2210, Class Z, 8.000%, 01/15/30	168
39		Series 2224, Class CB, 8.000%, 03/15/30	48
29		Series 2247, Class Z, 7.500%, 08/15/30	33
214		Series 2254, Class Z, 9.000%, 09/15/30	258
142		Series 2256, Class MC, 7.250%, 09/15/30	163
219		Series 2259, Class ZM, 7.000%, 10/15/30	252
261		Series 2271, Class PC, 7.250%, 12/15/30	300
138		Series 2283, Class K, 6.500%, 12/15/23	154
64		Series 2296, Class PD, 7.000%, 03/15/31	73
979		Series 2303, Class ZD, 7.000%, 04/15/31	1,135
506		Series 2303, Class ZN, 8.500%, 04/15/29	600
30		Series 2306, Class K, PO, 05/15/24	28
74		Series 2306, Class SE, IF, IO, 8.070%, 05/15/24	13
451		Series 2344, Class ZD, 6.500%, 08/15/31	517
48		Series 2344, Class ZJ, 6.500%, 08/15/31	54
37		Series 2345, Class NE, 6.500%, 08/15/31	41
76		Series 2347, Class VP, 6.500%, 03/15/20	81
45		Series 2353, Class TD, 6.000%, 09/15/16	47
42		Series 2355, Class BP, 6.000%, 09/15/16	44
32		Series 2358, Class PD, 6.000%, 09/15/16	33
73		Series 2359, Class PM, 6.000%, 09/15/16	76
178		Series 2359, Class ZB, 8.500%, 06/15/31	214
74		Series 2360, Class PG, 6.000%, 09/15/16	77
—	(h)	Series 2363, Class PF, 6.000%, 09/15/16	—	(h)
41		Series 2366, Class MD, 6.000%, 10/15/16	42
767		Series 2367, Class ZK, 6.000%, 10/15/31	852
18		Series 2368, Class AS, HB, IF, 20.527%, 10/15/31	27
25		Series 2368, Class TG, 6.000%, 10/15/16	25
38		Series 2372, Class F, VAR, 0.655%, 10/15/31	38
40		Series 2383, Class FD, VAR, 0.655%, 11/15/31	41
61		Series 2388, Class UZ, 8.500%, 06/15/31	71
166		Series 2391, Class QR, 5.500%, 12/15/16	172
21		Series 2394, Class MC, 6.000%, 12/15/16	22
583		Series 2399, Class TH, 6.500%, 01/15/32	657
126		Series 2410, Class OE, 6.375%, 02/15/32	135

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
126		Series 2410, Class QS, IF, 19.097%, 02/15/32	190
90		Series 2410, Class QX, IF, IO, 8.495%, 02/15/32	25
135		Series 2423, Class MC, 7.000%, 03/15/32	155
172		Series 2423, Class MT, 7.000%, 03/15/32	198
62		Series 2425, Class OB, 6.000%, 03/15/17	65
1,936		Series 2431, Class F, VAR, 0.655%, 03/15/32	1,957
280		Series 2433, Class SA, HB, IF, 20.527%, 02/15/32	419
187		Series 2434, Class TC, 7.000%, 04/15/32	209
314		Series 2436, Class MC, 7.000%, 04/15/32	354
108		Series 2444, Class ES, IF, IO, 7.795%, 03/15/32	30
119		Series 2450, Class GZ, 7.000%, 05/15/32	136
122		Series 2450, Class SW, IF, IO, 7.845%, 03/15/32	27
77		Series 2458, Class QE, 5.500%, 06/15/17	80
267		Series 2462, Class NB, 6.500%, 06/15/22	292
461		Series 2464, Class FE, VAR, 1.155%, 03/15/32	474
35		Series 2470, Class SL, IF, 9.000%, 01/15/27	38
40		Series 2474, Class SJ, IF, IO, 7.495%, 07/15/17	2
1,362		Series 2494, Class SX, IF, IO, 6.845%, 02/15/32	253
427		Series 2513, Class ZC, 5.500%, 10/15/32	463
326		Series 2517, Class Z, 5.500%, 10/15/32	354
135		Series 2535, Class BK, 5.500%, 12/15/22	148
232		Series 2549, Class ZG, 5.000%, 01/15/18	240
2,670		Series 2552, Class FP, VAR, 1.155%, 01/15/33	2,740
1,531		Series 2557, Class HL, 5.300%, 01/15/33	1,671
76		Series 2571, Class SK, HB, IF, 33.832%, 09/15/23	136
442		Series 2586, Class WI, IO, 6.500%, 03/15/33	82
—	(h)	Series 2610, Class DZ, 5.500%, 05/15/33	—	(h)
85		Series 2611, Class SQ, IF, 12.690%, 05/15/33	104
245		Series 2611, Class UH, 4.500%, 05/15/18	257
322		Series 2626, Class NS, IF, IO, 6.395%, 06/15/23	24
79		Series 2631, Class SA, IF, 14.566%, 06/15/33	101
315		Series 2637, Class SA, IF, IO, 5.945%, 06/15/18	23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	197

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
681		Series 2641, Class WI, IO, 5.000%, 01/15/33	63
329		Series 2650, Class PO, PO, 12/15/32	325
665		Series 2650, Class SO, PO, 12/15/32	648
145		Series 2671, Class S, IF, 14.474%, 09/15/33	187
1,993		Series 2684, Class PO, PO, 01/15/33	1,958
204		Series 2692, Class SC, IF, 12.977%, 07/15/33	247
88		Series 2694, Class BA, 4.000%, 06/15/31	92
—	(h)	Series 2715, Class OG, 5.000%, 01/15/23	—	(h)
600		Series 2720, Class PC, 5.000%, 12/15/23	645
3,221		Series 2722, Class PF, VAR, 0.755%, 12/15/33	3,257
329		Series 2725, Class SC, IF, 8.841%, 11/15/33	368
474		Series 2744, Class TU, 5.500%, 05/15/32	495
175		Series 2756, Class NA, 5.000%, 02/15/24	188
82		Series 2780, Class JG, 4.500%, 04/15/19	84
247		Series 2802, Class ZY, 6.000%, 05/15/34	254
89		Series 2835, Class BO, PO, 12/15/28	89
178		Series 2835, Class QO, PO, 12/15/32	164
96		Series 2877, Class KO, PO, 03/15/19	95
1,114		Series 2934, Class EC, PO, 02/15/20	1,097
3		Series 2934, Class EN, PO, 02/15/18	3
1,158		Series 2934, Class HI, IO, 5.000%, 02/15/20	106
720		Series 2934, Class KI, IO, 5.000%, 02/15/20	63
247		Series 2945, Class SA, IF, 12.015%, 03/15/20	221
11,659		Series 2949, Class YZ, 5.500%, 03/15/35	12,372
305		Series 2967, Class JI, IO, 5.000%, 04/15/20	28
118		Series 2967, Class S, HB, IF, 32.972%, 04/15/25	192
47		Series 2989, Class PO, PO, 06/15/23	47
259		Series 2990, Class SL, HB, IF, 23.925%, 06/15/34	358
58		Series 2990, Class WP, IF, 16.628%, 06/15/35	70
873		Series 2994, Class FC, VAR, 0.555%, 02/15/33	875
41		Series 2996, Class FD, VAR, 0.405%, 06/15/35	41
225		Series 3022, Class SX, IF, 16.488%, 08/15/25	291
1,922		Series 3035, Class Z, 5.850%, 09/15/35	2,066

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
1		Series 3047, Class OB, 5.500%, 12/15/33	1
86		Series 3054, Class MI, IO, 5.500%, 05/15/34	1
639		Series 3068, Class QB, 4.500%, 06/15/20	663
589		Series 3077, Class TO, PO, 04/15/35	539
394		Series 3117, Class EO, PO, 02/15/36	363
580		Series 3117, Class OG, PO, 02/15/36	547
396		Series 3117, Class OK, PO, 02/15/36	363
124		Series 3122, Class OH, PO, 03/15/36	117
12		Series 3122, Class ZB, 6.000%, 03/15/36	16
72		Series 3134, Class PO, PO, 03/15/36	66
2,388		Series 3137, Class XP, 6.000%, 04/15/36	2,626
294		Series 3138, Class PO, PO, 04/15/36	277
852		Series 3143, Class BC, 5.500%, 02/15/36	944
62		Series 3149, Class SO, PO, 05/15/36	50
551		Series 3151, Class PO, PO, 05/15/36	511
664		Series 3152, Class MO, PO, 03/15/36	618
386		Series 3153, Class EO, PO, 05/15/36	360
—	(h)	Series 3156, Class AZ, 5.500%, 05/15/36	—	(h)
469		Series 3171, Class MO, PO, 06/15/36	439
403		Series 3174, Class PX, 5.000%, 06/15/17	410
299		Series 3179, Class OA, PO, 07/15/36	278
18		Series 3184, Class OA, PO, 02/15/33	18
240		Series 3194, Class SA, IF, IO, 6.945%, 07/15/36	44
—	(h)	Series 3195, Class PD, 6.500%, 07/15/36	—	(h)
522		Series 3200, Class PO, PO, 08/15/36	482
857		Series 3210, Class PO, PO, 05/15/36	816
467		Series 3219, Class DI, IO, 6.000%, 04/15/36	91
433		Series 3232, Class ST, IF, IO, 6.545%, 10/15/36	55
814		Series 3237, Class AO, PO, 11/15/36	764
452		Series 3253, Class PO, PO, 12/15/21	448
342		Series 3260, Class CS, IF, IO, 5.985%, 01/15/37	43
273		Series 3262, Class SG, IF, IO, 6.245%, 01/15/37	41
208		Series 3274, Class JO, PO, 02/15/37	193
265		Series 3274, Class MO, PO, 02/15/37	244
163		Series 3275, Class FL, VAR, 0.595%, 02/15/37	164
3,500		Series 3282, Class YD, 5.500%, 02/15/22	3,884
101		Series 3288, Class GS, IF, 2.460%, 03/15/37	102
954		Series 3290, Class SB, IF, IO, 6.295%, 03/15/37	143

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
237	Series 3305, Class MB, IF, 2.635%, 07/15/34	242
227	Series 3316, Class JO, PO, 05/15/37	212
169	Series 3371, Class FA, VAR, 0.755%, 09/15/37	171
490	Series 3373, Class TO, PO, 04/15/37	448
871	Series 3385, Class SN, IF, IO, 5.845%, 11/15/37	109
741	Series 3387, Class SA, IF, IO, 6.265%, 11/15/37	91
77	Series 3389, Class DQ, 5.750%, 10/15/35	78
404	Series 3393, Class JO, PO, 09/15/32	357
973	Series 3404, Class SC, IF, IO, 5.845%, 01/15/38	114
3,035	Series 3422, Class AI, IO, SUB, 0.250%, 01/15/38	42
422	Series 3422, Class LI, IO, 5.000%, 02/15/23	31
466	Series 3451, Class SA, IF, IO, 5.895%, 05/15/38	61
652	Series 3461, Class LZ, 6.000%, 06/15/38	718
1,397	Series 3481, Class SJ, IF, IO, 5.695%, 08/15/38	186
779	Series 3505, Class SA, IF, IO, 5.845%, 01/15/39	113
596	Series 3511, Class IO, IO, 5.000%, 12/15/21	46
397	Series 3511, Class SA, IF, IO, 5.845%, 02/15/39	58
282	Series 3515, Class PI, IO, 5.500%, 07/15/37	7
1,186	Series 3531, Class SA, IF, IO, 6.145%, 05/15/39	162
1,830	Series 3537, Class MI, IO, 5.000%, 06/15/38	293
176	Series 3546, Class A, VAR, 2.056%, 02/15/39	177
518	Series 3549, Class FA, VAR, 1.355%, 07/15/39	527
1,684	Series 3572, Class JS, IF, IO, 6.645%, 09/15/39	254
615	Series 3604, Class PO, PO, 05/15/36	582
676	Series 3607, Class AO, PO, 04/15/36	614
676	Series 3607, Class BO, PO, 04/15/36	614
171	Series 3607, Class EO, PO, 02/15/33	170
1,261	Series 3607, Class PO, PO, 05/15/37	1,178
757	Series 3611, Class PO, PO, 07/15/34	702
1,700	Series 3614, Class QB, 4.000%, 12/15/24	1,805
711	Series 3621, Class BO, PO, 01/15/40	655

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
855		Series 3621, Class PO, PO, 01/15/40	781
908		Series 3623, Class LO, PO, 01/15/40	835
1,343		Series 3632, Class BS, IF, 16.983%, 02/15/40	1,836
5,900		Series 3659, Class VG, 5.000%, 09/15/34	6,645
825		Series 3688, Class CU, VAR, 6.725%, 11/15/21	882
4,398		Series 3688, Class NI, IO, 5.000%, 04/15/32	411
3,757		Series 3704, Class DT, 7.500%, 11/15/36	4,315
2,989		Series 3704, Class ET, 7.500%, 12/15/36	3,605
5,461		Series 3714, Class IP, IO, 5.000%, 08/15/40	967
3,465		Series 3739, Class LI, IO, 4.000%, 03/15/34	220
3,150		Series 3740, Class SC, IF, IO, 5.845%, 10/15/40	499
2,373		Series 3747, Class CY, 4.500%, 10/15/40	2,563
1,500		Series 3747, Class PY, 4.000%, 10/15/40	1,564
3,813		Series 3759, Class HI, IO, 4.000%, 08/15/37	438
2,351		Series 3760, Class GI, IO, 4.000%, 10/15/37	218
1,500		Series 3770, Class PY, 5.000%, 12/15/40	1,737
346		Series 3789, Class EZ, 4.000%, 11/15/40	329
3,097		Series 3795, Class EI, IO, 5.000%, 10/15/39	425
—	(h)	Series 3819, Class ZQ, 6.000%, 04/15/36	—	(h)
458		Series 3852, Class QN, IF, 5.500%, 05/15/41	482
725		Series 3852, Class TP, IF, 5.500%, 05/15/41	771
2,352		Series 3860, Class PZ, 5.000%, 05/15/41	2,794
927		Series 3895, Class WA, VAR, 5.701%, 10/15/38	1,012
—	(h)	Series 3898, Class AF, VAR, 0.725%, 06/15/41	—	(h)
3,615		Series 3966, Class BF, VAR, 0.655%, 10/15/40	3,628
5,227		Series 3966, Class NA, 4.000%, 12/15/41	5,435
3,520		Series 3998, Class GF, VAR, 0.605%, 05/15/36	3,531
1,000		Series 4015, Class MY, 3.500%, 03/15/42	997
5,425		Series 4048, Class FJ, VAR, 0.556%, 07/15/37	5,420
1,000		Series 4177, Class MQ, 2.500%, 03/15/43	877
		Federal Home Loan Mortgage Corp. STRIPS,
1		Series 1, Class B, IO, 8.000%, 10/15/18	—	(h)
1		Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	199

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
7	Series 134, Class B, IO, 9.000%, 04/01/22	2
1,475	Series 191, Class IO, IO, 8.000%, 01/01/28	434
705	Series 197, Class PO, PO, 04/01/28	659
973	Series 233, Class 11, IO, 5.000%, 09/15/35	152
554	Series 233, Class 12, IO, 5.000%, 09/15/35	86
1,316	Series 233, Class 13, IO, 5.000%, 09/15/35	205
2,087	Series 239, Class S30, IF, IO, 7.545%, 08/15/36	382
471	Series 243, Class 16, IO, 4.500%, 11/15/20	35
781	Series 243, Class 17, IO, 4.500%, 12/15/20	58
30,789	Series 262, Class 35, 3.500%, 07/15/42	31,451
1,829	Series 299, Class 300, 3.000%, 01/15/43	1,817
3,423	Series 310, Class PO, PO, 09/15/43	2,531
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
338	Series T-41, Class 3A, VAR, 6.539%, 07/25/32	387
1,258	Series T-42, Class A5, 7.500%, 02/25/42	1,470
75	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	87
87	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	104
2,002	Series T-54, Class 2A, 6.500%, 02/25/43	2,374
996	Series T-54, Class 3A, 7.000%, 02/25/43	1,211
1,811	Series T-56, Class A5, 5.231%, 05/25/43	1,957
174	Series T-58, Class APO, PO, 09/25/43	152
164	Series T-59, Class 1AP, PO, 10/25/43	142
2,464	Series T-62, Class 1A1, VAR, 1.366%, 10/25/44	2,513
4,883	Series T-76, Class 2A, VAR, 1.516%, 10/25/37	4,793
2,557	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Series K029, Class A2, VAR, 3.320%, 02/25/23	2,677
	Federal National Mortgage Association - ACES,
4,000	Series 2010-M1, Class A2, 4.450%, 09/25/19	4,434
5,000	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	5,538
1,700	Series 2011-M1, Class A3, 3.763%, 06/25/21	1,839
9,480	Series 2011-M2, Class A3, 3.764%, 04/25/21	10,277
5,000	Series 2011-M4, Class A2, 3.726%, 06/25/21	5,400
2,504	Series 2013-M7, Class A2, 2.280%, 12/27/22	2,426

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
4,000		Series 2013-M9, Class A2, VAR, 2.389%, 01/25/23	3,923
2,500		Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	2,650
1,640		Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	1,666
		Federal National Mortgage Association Grantor Trust,
31		Series 2001-T10, Class PO, PO, 12/25/41	29
604		Series 2001-T12, Class A2, 7.500%, 08/25/41	708
825		Series 2001-T7, Class A1, 7.500%, 02/25/41	951
257		Series 2002-T16, Class A2, 7.000%, 07/25/42	296
502		Series 2002-T19, Class A2, 7.000%, 07/25/42	577
323		Series 2002-T4, Class A2, 7.000%, 12/25/41	372
833		Series 2002-T4, Class A3, 7.500%, 12/25/41	948
661		Series 2004-T1, Class 1A1, 6.000%, 01/25/44	748
506		Series 2004-T3, Class PT1, VAR, 8.822%, 01/25/44	590
		Federal National Mortgage Association REMIC,
29		Series 1988-7, Class Z, 9.250%, 04/25/18	31
2		Series 1988-11, Class D, PO, 05/25/18	2
143		Series 1988-21, Class G, 9.500%, 08/25/18	156
1		Series 1988-29, Class B, 9.500%, 12/25/18	1
2		Series 1989-21, Class G, 10.450%, 04/25/19	2
7		Series 1989-27, Class Y, 6.900%, 06/25/19	7
7		Series 1989-70, Class G, 8.000%, 10/25/19	7
4		Series 1989-78, Class H, 9.400%, 11/25/19	4
3		Series 1989-89, Class H, 9.000%, 11/25/19	3
2		Series 1990-60, Class K, 5.500%, 06/25/20	2
2		Series 1990-93, Class G, 5.500%, 08/25/20	2
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	1
22		Series 1990-102, Class J, 6.500%, 08/25/20	24
3		Series 1990-134, Class SC, HB, IF, 21.368%, 11/25/20	4
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	2
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
91		Series 1991-44, Class G, 8.500%, 05/25/21	101
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	1
5		Series 1992-101, Class J, 7.500%, 06/25/22	6
—	(h)	Series 1992-188, Class PZ, 7.500%, 10/25/22	—	(h)
125		Series 1993-25, Class J, 7.500%, 03/25/23	140
63		Series 1993-27, Class S, IF, 9.519%, 02/25/23	74
24		Series 1993-31, Class K, 7.500%, 03/25/23	27
272		Series 1993-54, Class Z, 7.000%, 04/25/23	305
15		Series 1993-62, Class SA, IF, 18.975%, 04/25/23	21
14		Series 1993-97, Class FA, VAR, 1.405%, 05/25/23	14
2		Series 1993-108, Class D, PO, 02/25/23	2
34		Series 1993-162, Class F, VAR, 1.105%, 08/25/23	34
5		Series 1993-165, Class SD, IF, 13.440%, 09/25/23	7
53		Series 1993-179, Class SB, HB, IF, 26.828%, 10/25/23	88
10		Series 1993-228, Class G, PO, 09/25/23	9
9		Series 1993-230, Class FA, VAR, 0.755%, 12/25/23	9
62		Series 1993-250, Class Z, 7.000%, 12/25/23	63
723		Series 1994-26, Class J, PO, 01/25/24	641
78		Series 1994-37, Class L, 6.500%, 03/25/24	87
24		Series 1995-2, Class Z, 8.500%, 01/25/25	28
170		Series 1996-14, Class SE, IF, IO, 8.260%, 08/25/23	36
7		Series 1996-59, Class J, 6.500%, 08/25/22	8
57		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	3
18		Series 1997-24, Class Z, 8.000%, 04/18/27	20
13		Series 1997-27, Class J, 7.500%, 04/18/27	14
349		Series 1997-46, Class Z, 7.500%, 06/17/27	398
13		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	3
837		Series 1998-30, Class ZA, 6.500%, 05/20/28	937
9		Series 1998-36, Class J, 6.000%, 07/18/28	9
145		Series 1998-36, Class ZB, 6.000%, 07/18/28	162
103		Series 1998-43, Class SA, IF, IO, 17.307%, 04/25/23	38

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
80		Series 1999-57, Class Z, 7.500%, 12/25/19	89
97		Series 1999-62, Class PB, 7.500%, 12/18/29	111
322		Series 2000-18, Class EC, PO, 10/25/23	306
14		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	4
775		Series 2001-4, Class ZA, 6.500%, 03/25/31	873
66		Series 2001-7, Class PF, 7.000%, 03/25/31	76
94		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	19
140		Series 2001-36, Class DE, 7.000%, 08/25/31	161
359		Series 2001-38, Class FB, VAR, 0.655%, 08/25/31	362
66		Series 2001-44, Class PD, 7.000%, 09/25/31	74
122		Series 2001-44, Class PU, 7.000%, 09/25/31	140
183		Series 2001-49, Class LZ, 8.500%, 07/25/31	206
23		Series 2001-52, Class XN, 6.500%, 11/25/15	23
550		Series 2001-53, Class FX, VAR, 0.505%, 10/25/31	553
374		Series 2001-61, Class Z, 7.000%, 11/25/31	424
—	(h)	Series 2001-71, Class QE, 6.000%, 12/25/16	—	(h)
56		Series 2001-72, Class SX, IF, 17.105%, 12/25/31	69
42		Series 2001-74, Class MB, 6.000%, 12/25/16	43
—	(h)	Series 2002-1, Class HC, 6.500%, 02/25/22	—	(h)
50		Series 2002-1, Class SA, HB, IF, 24.684%, 02/25/32	82
77		Series 2002-1, Class UD, HB, IF, 23.957%, 12/25/23	119
272		Series 2002-7, Class FD, VAR, 0.855%, 04/25/29	277
32		Series 2002-9, Class ST, IF, 18.948%, 03/25/17	37
520		Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	27
30		Series 2002-13, Class ST, IF, 10.000%, 03/25/32	38
66		Series 2002-19, Class PE, 6.000%, 04/25/17	69
741		Series 2002-30, Class Z, 6.000%, 05/25/32	820
41		Series 2002-37, Class Z, 6.500%, 06/25/32	46

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	201

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,479	Series 2002-50, Class ZA, 6.000%, 05/25/31	1,635
934	Series 2002-60, Class FA, VAR, 0.905%, 02/25/31	952
934	Series 2002-60, Class FB, VAR, 0.905%, 02/25/31	952
259	Series 2002-62, Class ZE, 5.500%, 11/25/17	273
99	Series 2002-63, Class KC, 5.000%, 10/25/17	104
104	Series 2002-63, Class LB, 5.500%, 10/25/17	109
114	Series 2002-77, Class S, IF, 14.199%, 12/25/32	148
1,901	Series 2003-2, Class F, VAR, 0.905%, 02/25/33	1,934
434	Series 2003-7, Class A1, 6.500%, 12/25/42	499
1,209	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	230
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	1,091
590	Series 2003-26, Class XS, IF, IO, 6.895%, 03/25/23	58
1,538	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	288
69	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	17
1,808	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	377
20	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	—	(h)
41	Series 2003-52, Class SX, HB, IF, 22.485%, 10/25/31	65
314	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	4
729	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	148
39	Series 2003-74, Class SH, IF, 9.891%, 08/25/33	45
392	Series 2003-76, Class SH, IF, 13.890%, 09/25/31	429
521	Series 2003-80, Class SY, IF, IO, 7.495%, 06/25/23	43
678	Series 2003-86, Class ZA, 5.500%, 09/25/33	754
121	Series 2003-91, Class SD, IF, 12.242%, 09/25/33	145
3,905	Series 2003-105, Class AZ, 5.500%, 10/25/33	4,223

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
52	Series 2003-106, Class PO, PO, 08/25/17	52
788	Series 2003-116, Class SB, IF, IO, 7.445%, 11/25/33	167
113	Series 2003-130, Class SX, IF, 11.287%, 01/25/34	133
125	Series 2003-131, Class SK, IF, 15.890%, 01/25/34	164
115	Series 2003-132, Class OA, PO, 08/25/33	106
281	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	45
724	Series 2004-4, Class QI, IF, IO, 6.945%, 06/25/33	99
181	Series 2004-4, Class QM, IF, 13.890%, 06/25/33	222
369	Series 2004-10, Class SC, HB, IF, 27.980%, 02/25/34	496
856	Series 2004-17, Class H, 5.500%, 04/25/34	944
455	Series 2004-25, Class SA, IF, 19.099%, 04/25/34	637
1,505	Series 2004-28, Class PF, VAR, 0.555%, 03/25/34	1,509
485	Series 2004-36, Class SA, IF, 19.099%, 05/25/34	666
114	Series 2004-36, Class SN, IF, 13.890%, 07/25/33	132
603	Series 2004-46, Class EP, PO, 03/25/34	574
234	Series 2004-46, Class QB, HB, IF, 23.380%, 05/25/34	341
177	Series 2004-46, Class SK, IF, 16.074%, 05/25/34	228
5,241	Series 2004-50, Class VZ, 5.500%, 07/25/34	5,729
71	Series 2004-51, Class SY, IF, 13.930%, 07/25/34	92
507	Series 2004-53, Class NC, 5.500%, 07/25/24	555
241	Series 2004-59, Class BG, PO, 12/25/32	220
3,436	Series 2004-61, Class FH, VAR, 0.955%, 11/25/32	3,508
137	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	164
642	Series 2004-87, Class F, VAR, 0.905%, 01/25/34	652
2	Series 2004-92, Class JO, PO, 12/25/34	2
1,431	Series 2005-7, Class LO, PO, 02/25/35	1,150
277	Series 2005-13, Class FL, VAR, 0.555%, 03/25/35	277
162	Series 2005-15, Class MO, PO, 03/25/35	142

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
85		Series 2005-52, Class PA, 6.500%, 06/25/35	91
998		Series 2005-56, Class S, IF, IO, 6.555%, 07/25/35	186
302		Series 2005-66, Class SG, IF, 16.987%, 07/25/35	399
1,638		Series 2005-66, Class SV, IF, IO, 6.595%, 07/25/35	264
801		Series 2005-67, Class HG, 5.500%, 01/25/35	861
1,095		Series 2005-68, Class PG, 5.500%, 08/25/35	1,208
246		Series 2005-73, Class PS, IF, 16.313%, 08/25/35	314
942		Series 2005-74, Class SK, IF, 19.704%, 05/25/35	1,302
782		Series 2005-84, Class XM, 5.750%, 10/25/35	850
282		Series 2005-90, Class AO, PO, 10/25/35	271
1,028		Series 2005-90, Class ES, IF, 16.488%, 10/25/35	1,320
569		Series 2005-90, Class PO, PO, 09/25/35	546
531		Series 2005-103, Class SC, IF, 10.987%, 07/25/35	592
726		Series 2005-106, Class US, HB, IF, 23.998%, 11/25/35	1,094
—	(h)	Series 2005-110, Class GK, 5.500%, 08/25/34	—	(h)
280		Series 2005-116, Class PB, 6.000%, 04/25/34	292
4,781		Series 2006-8, Class WN, IF, IO, 6.545%, 03/25/36	847
1,304		Series 2006-8, Class WQ, PO, 03/25/36	1,214
148		Series 2006-15, Class OT, PO, 01/25/36	144
1,281		Series 2006-16, Class HZ, 5.500%, 03/25/36	1,424
331		Series 2006-23, Class KO, PO, 04/25/36	311
894		Series 2006-27, Class OH, PO, 04/25/36	850
—	(h)	Series 2006-39, Class WC, 5.500%, 01/25/36	—	(h)
—	(h)	Series 2006-44, Class FP, VAR, 0.555%, 06/25/36	—	(h)
645		Series 2006-44, Class GO, PO, 06/25/36	608
1,536		Series 2006-44, Class P, PO, 12/25/33	1,428
362		Series 2006-50, Class JO, PO, 06/25/36	336
526		Series 2006-50, Class PS, PO, 06/25/36	496
982		Series 2006-53, Class US, IF, IO, 6.425%, 06/25/36	163

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
1,064		Series 2006-56, Class FT, VAR, 0.905%, 07/25/36	1,090
245		Series 2006-58, Class AP, PO, 07/25/36	229
—	(h)	Series 2006-58, Class FL, VAR, 0.615%, 07/25/36	—	(h)
664		Series 2006-58, Class PO, PO, 07/25/36	617
567		Series 2006-59, Class QO, PO, 01/25/33	560
370		Series 2006-60, Class DO, PO, 04/25/35	359
917		Series 2006-63, Class ZH, 6.500%, 07/25/36	1,027
262		Series 2006-65, Class QO, PO, 07/25/36	247
464		Series 2006-72, Class GO, PO, 08/25/36	428
262		Series 2006-72, Class HO, PO, 08/25/26	244
377		Series 2006-72, Class TO, PO, 08/25/36	352
3,283		Series 2006-77, Class PC, 6.500%, 08/25/36	3,717
889		Series 2006-78, Class BZ, 6.500%, 08/25/36	990
435		Series 2006-79, Class DO, PO, 08/25/36	411
487		Series 2006-86, Class OB, PO, 09/25/36	447
535		Series 2006-90, Class AO, PO, 09/25/36	511
2,853		Series 2006-94, Class GI, IF, IO, 6.495%, 10/25/26	424
119		Series 2006-94, Class GK, HB, IF, 32.475%, 10/25/26	199
72		Series 2006-102, Class MD, 6.000%, 01/25/35	73
2,059		Series 2006-105, Class ME, 5.500%, 11/25/36	2,335
371		Series 2006-110, Class PO, PO, 11/25/36	345
168		Series 2006-111, Class EO, PO, 11/25/36	155
513		Series 2006-113, Class PO, PO, 07/25/36	499
614		Series 2006-115, Class OK, PO, 12/25/36	569
721		Series 2006-117, Class GS, IF, IO, 6.495%, 12/25/36	109
413		Series 2006-118, Class A2, VAR, 0.215%, 12/25/36	405
246		Series 2006-119, Class PO, PO, 12/25/36	228
999		Series 2006-120, Class IO, IO, 6.500%, 12/25/36	186
912		Series 2006-120, Class PF, VAR, 0.405%, 12/25/36	910
988		Series 2006-126, Class AO, PO, 01/25/37	918
1,080		Series 2006-130, Class GI, IO, 6.500%, 07/25/32	185
33		Series 2007-1, Class SD, HB, IF, 38.070%, 02/25/37	37

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	203

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
254		Series 2007-7, Class SG, IF, IO, 6.345%, 08/25/36	51
1,892		Series 2007-14, Class ES, IF, IO, 6.285%, 03/25/37	282
402		Series 2007-14, Class OP, PO, 03/25/37	372
201		Series 2007-15, Class NO, PO, 03/25/22	196
468		Series 2007-16, Class FC, VAR, 0.905%, 03/25/37	476
—	(h)	Series 2007-16, Class FM, VAR, 0.385%, 03/25/37	—	(h)
2,018		Series 2007-18, Class MZ, 6.000%, 03/25/37	2,250
486		Series 2007-22, Class SC, IF, IO, 5.925%, 03/25/37	76
127		Series 2007-39, Class EF, VAR, 0.405%, 05/25/37	126
—	(h)	Series 2007-43, Class FL, VAR, 0.455%, 05/25/37	—	(h)
635		Series 2007-54, Class FA, VAR, 0.555%, 06/25/37	636
1,738		Series 2007-54, Class WI, IF, IO, 5.945%, 06/25/37	202
1,106		Series 2007-60, Class AX, IF, IO, 6.995%, 07/25/37	183
606		Series 2007-64, Class FB, VAR, 0.525%, 07/25/37	607
1,393		Series 2007-65, Class KI, IF, IO, 6.465%, 07/25/37	188
3,737		Series 2007-72, Class EK, IF, IO, 6.245%, 07/25/37	547
2,700		Series 2007-76, Class ZG, 6.000%, 08/25/37	2,955
559		Series 2007-78, Class CB, 6.000%, 08/25/37	597
117		Series 2007-79, Class SB, HB, IF, 23.448%, 08/25/37	173
478		Series 2007-88, Class VI, IF, IO, 6.385%, 09/25/37	71
1,460		Series 2007-91, Class ES, IF, IO, 6.305%, 10/25/37	194
1,576		Series 2007-100, Class SM, IF, IO, 6.295%, 10/25/37	230
2,393		Series 2007-101, Class A2, VAR, 0.405%, 06/27/36	2,357
310		Series 2007-106, Class A7, VAR, 6.061%, 10/25/37	344
2,809		Series 2007-112, Class SA, IF, IO, 6.295%, 12/25/37	398

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
8,000	Series 2007-114, Class A6, VAR, 0.355%, 10/27/37	7,983
3,051	Series 2007-116, Class HI, IO, VAR, 1.496%, 01/25/38	248
36	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	1
1,319	Series 2008-1, Class BI, IF, IO, 5.755%, 02/25/38	140
542	Series 2008-10, Class XI, IF, IO, 6.075%, 03/25/38	64
123	Series 2008-12, Class IV, IO, 6.500%, 04/25/31	1
868	Series 2008-16, Class IS, IF, IO, 6.045%, 03/25/38	138
687	Series 2008-19, Class IC, IO, 5.000%, 03/25/23	47
1,030	Series 2008-20, Class SA, IF, IO, 6.835%, 03/25/38	167
364	Series 2008-27, Class SN, IF, IO, 6.745%, 04/25/38	56
343	Series 2008-32, Class SA, IF, IO, 6.695%, 04/25/38	54
1,146	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	11
629	Series 2008-36, Class IA, IO, 4.500%, 10/25/22	18
92	Series 2008-44, Class PO, PO, 05/25/38	80
884	Series 2008-47, Class SI, IF, IO, 6.345%, 06/25/23	93
541	Series 2008-53, Class CI, IF, IO, 7.045%, 07/25/38	97
602	Series 2008-76, Class GF, VAR, 0.805%, 09/25/23	605
154	Series 2008-80, Class GP, 6.250%, 09/25/38	171
1,064	Series 2008-80, Class SA, IF, IO, 5.695%, 09/25/38	123
470	Series 2008-81, Class SB, IF, IO, 5.695%, 09/25/38	54
218	Series 2009-4, Class BD, 4.500%, 02/25/39	233
463	Series 2009-6, Class GS, IF, IO, 6.395%, 02/25/39	64
1,080	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	101
784	Series 2009-12, Class IO, IO, 4.500%, 03/25/24	53
1,272	Series 2009-17, Class QS, IF, IO, 6.495%, 03/25/39	157

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
2,500	Series 2009-19, Class IP, IO, 5.500%, 10/25/36	574
257	Series 2009-47, Class MT, 7.000%, 07/25/39	299
1,265	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	208
874	Series 2009-62, Class HJ, 6.000%, 05/25/39	970
155	Series 2009-63, Class P, 5.000%, 03/25/37	168
414	Series 2009-69, Class PO, PO, 09/25/39	391
150	Series 2009-79, Class UA, 7.000%, 03/25/38	168
863	Series 2009-84, Class WS, IF, IO, 5.745%, 10/25/39	113
932	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	161
1,673	Series 2009-86, Class OT, PO, 10/25/37	1,539
1,865	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	—	(h)
898	Series 2009-92, Class AD, 6.000%, 11/25/39	1,005
607	Series 2009-99, Class SC, IF, IO, 6.025%, 12/25/39	81
1,069	Series 2009-99, Class WA, VAR, 6.299%, 12/25/39	1,186
3,555	Series 2009-103, Class MB, VAR, 2.365%, 12/25/39	3,623
1,134	Series 2009-112, Class ST, IF, IO, 6.095%, 01/25/40	155
1,073	Series 2009-113, Class FB, VAR, 0.705%, 01/25/40	1,084
1,090	Series 2009-113, Class LB, VAR, 16.604%, 01/25/40	1,505
3,031	Series 2010-1, Class WA, VAR, 6.189%, 02/25/40	3,300
2,027	Series 2010-16, Class WA, VAR, 6.436%, 03/25/40	2,276
3,996	Series 2010-16, Class WB, VAR, 6.240%, 03/25/40	4,615
1,105	Series 2010-23, Class KS, IF, IO, 6.945%, 02/25/40	172
1,261	Series 2010-35, Class SB, IF, IO, 6.265%, 04/25/40	163
519	Series 2010-39, Class OT, PO, 10/25/35	482
1,333	Series 2010-40, Class FJ, VAR, 0.755%, 04/25/40	1,339
608	Series 2010-42, Class S, IF, IO, 6.245%, 05/25/40	87

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
1,825		Series 2010-43, Class FD, VAR, 0.755%, 05/25/40	1,842
—	(h)	Series 2010-47, Class AV, 5.000%, 05/25/21	—	(h)
1,473		Series 2010-49, Class SC, IF, 12.350%, 03/25/40	1,747
973		Series 2010-61, Class WA, VAR, 5.971%, 06/25/40	1,085
4,934		Series 2010-68, Class SA, IF, IO, 4.845%, 07/25/40	626
—	(h)	Series 2010-71, Class HJ, 5.500%, 07/25/40	—	(h)
1,085		Series 2010-103, Class ME, 4.000%, 09/25/40	1,117
3,213		Series 2010-103, Class SB, IF, IO, 5.945%, 11/25/49	409
2,000		Series 2010-111, Class AM, 5.500%, 10/25/40	2,294
581		Series 2010-123, Class FL, VAR, 0.585%, 11/25/40	582
4,827		Series 2010-125, Class SA, IF, IO, 4.285%, 11/25/40	479
2,721		Series 2010-130, Class CY, 4.500%, 11/25/40	3,022
6,233		Series 2010-147, Class SA, IF, IO, 6.375%, 01/25/41	1,441
1,375		Series 2010-148, Class MA, 4.000%, 02/25/39	1,450
823		Series 2011-2, Class WA, VAR, 5.829%, 02/25/51	908
1,674		Series 2011-20, Class MW, 5.000%, 03/25/41	1,928
8,710		Series 2011-21, Class CV, 4.500%, 09/25/26	9,320
3,742		Series 2011-30, Class LS, IO, VAR, 1.968%, 04/25/41	294
4,205		Series 2011-39, Class ZA, 6.000%, 11/25/32	4,732
1,065		Series 2011-43, Class WA, VAR, 5.834%, 05/25/51	1,160
3,586		Series 2011-47, Class ZA, 5.500%, 07/25/38	3,868
3,028		Series 2011-56, Class VA, 5.000%, 09/25/40	3,242
2,551		Series 2011-58, Class WA, VAR, 5.396%, 07/25/51	2,569
620		Series 2011-75, Class FA, VAR, 0.705%, 08/25/41	625

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	205

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
3,394		Series 2011-118, Class LB, 7.000%, 11/25/41	3,892
6,164		Series 2011-118, Class MT, 7.000%, 11/25/41	7,096
6,440		Series 2011-118, Class NT, 7.000%, 11/25/41	7,475
3,659		Series 2012-21, Class WA, VAR, 5.604%, 03/25/52	3,854
3,702		Series 2012-58, Class FA, VAR, 0.655%, 03/25/39	3,717
—	(h)	Series 2012-72, Class QF, VAR, 0.605%, 01/25/38	—	(h)
—	(h)	Series 2012-89, Class FD, VAR, 0.605%, 04/25/39	—	(h)
—	(h)	Series 2012-97, Class FB, VAR, 0.655%, 09/25/42	—	(h)
2,468		Series 2012-99, 2.500%, 09/25/42	2,063
—	(h)	Series 2012-112, Class FD, VAR, 0.655%, 10/25/42	—	(h)
1,494		Series 2013-2, Class LZ, 3.000%, 02/25/43	1,310
7,230		Series 2013-4, Class AJ, 3.500%, 02/25/43	7,401
3,791		Series 2013-92, Class PO, PO, 09/25/43	2,849
3,786		Series 2013-101, Class DO, PO, 10/25/43	2,871
928		Series 2014-44, Class B, 2.500%, 08/25/34	841
54		Series G92-7, Class JQ, 8.500%, 01/25/22	61
8		Series G92-12, Class B, 7.700%, 02/25/22	9
12		Series G92-14, Class Z, 7.000%, 02/25/22	13
—	(h)	Series G92-27, Class SQ, HB, IF, 1,858.090%, 05/25/22	6
12		Series G92-42, Class Z, 7.000%, 07/25/22	13
198		Series G92-44, Class ZQ, 8.000%, 07/25/22	213
58		Series G92-54, Class ZQ, 7.500%, 09/25/22	64
114		Series G92-61, Class Z, 7.000%, 10/25/22	131
11		Series G92-62, Class B, PO, 10/25/22	10
74		Series G93-1, Class KA, 7.900%, 01/25/23	84
50		Series G93-17, Class SI, IF, 6.000%, 04/25/23	55
404		Series G94-7, Class PJ, 7.500%, 05/17/24	467
74		Series G97-2, Class ZA, 8.500%, 02/17/27	88
		Federal National Mortgage Association REMIC Trust,
1,231		Series 2001-W3, Class A, VAR, 6.933%, 09/25/41	1,413
4,741		Series 2002-W10, Class IO, IO, VAR, 0.945%, 08/25/42	106
414		Series 2003-W1, Class 1A1, VAR, 5.887%, 12/25/42	468

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
249	Series 2003-W1, Class 2A, VAR, 6.591%, 12/25/42	293
119	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	121
71	Series 2003-W4, Class 2A, VAR, 6.364%, 10/25/42	80
914	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	1,070
1,345	Series 2004-W4, Class A7, 5.500%, 06/25/34	1,492
479	Series 2006-W3, Class 1AF1, VAR, 0.395%, 10/25/46	478
570	Series 2006-W3, Class 2A, 6.000%, 09/25/46	643
1,143	Series 2007-W2, Class 1A1, VAR, 0.475%, 03/25/37	1,139
612	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	679
97	Series 2007-W7, Class 1A4, HB, IF, 38.250%, 07/25/37	148
3,606	Series 2009-W1, Class A, 6.000%, 12/25/49	4,050
	Federal National Mortgage Association STRIPS,
3	Series 23, Class 2, IO, 10.000%, 09/25/17	—	(h)
3	Series 59, Class 2, IO, 9.500%, 07/25/17	—	(h)
266	Series 213, Class 2, IO, 8.000%, 03/25/23	68
9	Series 265, Class 2, 9.000%, 03/25/24	11
18	Series 285, Class 1, PO, 02/25/27	17
450	Series 293, Class 1, PO, 12/25/24	417
408	Series 300, Class 1, PO, 09/25/24	390
413	Series 331, Class 13, IO, 7.000%, 11/25/32	106
603	Series 339, Class 18, IO, 4.500%, 07/25/18	38
598	Series 339, Class 21, IO, 4.500%, 08/25/18	32
575	Series 339, Class 28, IO, 5.500%, 08/25/18	40
1,139	Series 345, Class 24, IO, VAR, 5.000%, 08/25/22	79
232	Series 345, Class 6, IO, VAR, 5.000%, 12/25/33	42
542	Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	85
699	Series 356, Class 3, IO, 5.000%, 01/25/35	111
1,176	Series 356, Class 39, IO, 5.000%, 01/25/20	100
973	Series 365, Class 8, IO, 5.500%, 05/25/36	168
170	Series 368, Class 3, IO, 4.500%, 11/25/20	12
348	Series 374, Class 5, IO, 5.500%, 08/25/36	60
914	Series 383, Class 32, IO, 6.000%, 01/25/38	169
144	Series 393, Class 6, IO, 5.500%, 04/25/37	25

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
—	(h)	Series 411, Class F1, VAR, 0.705%, 08/25/42	—	(h)
3,102		Series 412, Class F2, VAR, 0.655%, 08/25/42	3,109
		Federal National Mortgage Association Trust,
424		Series 2003-W2, Class 1A1, 6.500%, 07/25/42	488
399		Series 2003-W8, Class 2A, 7.000%, 10/25/42	456
405		Series 2003-W8, Class 3F1, VAR, 0.555%, 05/25/42	407
601		Series 2004-W1, Class 2A2, 7.000%, 12/25/33	700
647		Series 2004-W2, Class 2A2, 7.000%, 02/25/44	748
1,284		Series 2005-W3, Class 2AF, VAR, 0.375%, 03/25/45	1,282
530		Series 2005-W4, Class 1A1, 6.000%, 08/25/35	593
2,810		Series 2005-W4, Class 3A, VAR, 2.200%, 06/25/35	2,912
707		Series 2006-W2, Class 1AF1, VAR, 0.375%, 02/25/46	704
		Government National Mortgage Association,
748		Series 1994-7, Class PQ, 6.500%, 10/16/24	856
247		Series 1999-4, Class ZB, 6.000%, 02/20/29	276
86		Series 1999-41, Class Z, 8.000%, 11/16/29	101
8		Series 1999-43, Class TA, IF, 9.350%, 11/16/29	10
252		Series 2000-7, Class ST, HB, IF, 38.721%, 01/16/30	453
115		Series 2000-9, Class Z, 8.000%, 06/20/30	138
597		Series 2000-9, Class ZJ, 8.500%, 02/16/30	712
420		Series 2000-10, Class ZP, 7.500%, 02/16/30	484
236		Series 2000-12, Class ST, HB, IF, 38.721%, 02/16/30	427
534		Series 2000-21, Class Z, 9.000%, 03/16/30	639
37		Series 2000-36, Class HC, 7.330%, 11/20/30	42
18		Series 2000-36, Class IK, IO, 9.000%, 11/16/30	3
857		Series 2001-21, Class PE, 6.500%, 05/16/31	977
148		Series 2001-31, Class SJ, HB, IF, 27.456%, 02/20/31	260
106		Series 2001-35, Class SA, IF, IO, 8.095%, 08/16/31	29

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
101	Series 2001-36, Class S, IF, IO, 7.895%, 08/16/31	27
153	Series 2001-53, Class SR, IF, IO, 7.994%, 10/20/31	7
34	Series 2001-55, Class SF, HB, IF, 25.722%, 11/20/31	61
474	Series 2002-4, Class TD, 7.000%, 01/20/32	532
105	Series 2002-7, Class PG, 6.500%, 01/20/32	119
443	Series 2002-24, Class AG, IF, IO, 7.795%, 04/16/32	103
117	Series 2002-24, Class SB, IF, 11.692%, 04/16/32	148
380	Series 2002-24, Class Z, 8.500%, 04/16/32	433
815	Series 2002-31, Class SE, IF, IO, 7.345%, 04/16/30	178
31	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	34
261	Series 2002-40, Class UK, 6.500%, 06/20/32	297
79	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	98
153	Series 2002-45, Class QE, 6.500%, 06/20/32	174
184	Series 2002-47, Class PG, 6.500%, 07/16/32	211
122	Series 2002-70, Class PS, IF, IO, 7.544%, 08/20/32	10
914	Series 2003-11, Class SK, IF, IO, 7.545%, 02/16/33	218
2,444	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	54
22	Series 2003-24, Class PO, PO, 03/16/33	19
765	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	155
637	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	33
2,086	Series 2003-60, Class ZN, 5.000%, 07/16/33	2,355
55	Series 2003-90, Class PO, PO, 10/20/33	50
764	Series 2003-112, Class SA, IF, IO, 6.395%, 12/16/33	162
1,835	Series 2003-112, Class TS, IF, IO, 6.794%, 10/20/32	109
2,098	Series 2004-11, Class SW, IF, IO, 5.344%, 02/20/34	283
31	Series 2004-15, Class SA, IF, 19.235%, 12/20/32	33
172	Series 2004-28, Class S, IF, 19.236%, 04/16/34	240

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	207

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
288	Series 2004-46, Class AO, PO, 06/20/34	273
1,609	Series 2004-59, Class SG, IF, IO, 6.344%, 07/20/34	292
25	Series 2004-68, Class PO, PO, 05/20/31	25
81	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	90
157	Series 2004-73, Class AE, IF, 14.535%, 08/17/34	199
2,554	Series 2004-73, Class JL, IF, IO, 6.395%, 09/16/34	494
173	Series 2004-85, Class PO, PO, 01/17/33	173
968	Series 2004-90, Class SI, IF, IO, 5.945%, 10/20/34	147
760	Series 2005-3, Class SB, IF, IO, 5.945%, 01/20/35	111
1,588	Series 2005-17, Class SL, IF, IO, 6.545%, 07/20/34	284
283	Series 2005-24, Class ST, IF, 7.500%, 01/17/34	309
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	70
159	Series 2005-35, Class FL, VAR, 0.505%, 03/20/32	159
3,232	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	604
427	Series 2005-68, Class DP, IF, 16.060%, 06/17/35	567
1,988	Series 2005-68, Class KI, IF, IO, 6.145%, 09/20/35	294
456	Series 2005-69, Class SY, IF, IO, 6.595%, 11/20/33	67
1,631	Series 2005-72, Class AZ, 5.500%, 09/20/35	1,845
796	Series 2005-85, Class IO, IO, 5.500%, 11/16/35	151
353	Series 2006-16, Class OP, PO, 03/20/36	334
238	Series 2006-22, Class AO, PO, 05/20/36	224
220	Series 2006-34, Class PO, PO, 07/20/36	207
555	Series 2006-38, Class SG, IF, IO, 6.495%, 09/20/33	12
827	Series 2006-38, Class SW, IF, IO, 6.344%, 06/20/36	89
300	Series 2006-59, Class SD, IF, IO, 6.545%, 10/20/36	49
1,076	Series 2007-9, Class DI, IF, IO, 6.355%, 03/20/37	149
1,834	Series 2007-17, Class JI, IF, IO, 6.655%, 04/16/37	293
252	Series 2007-17, Class JO, PO, 04/16/37	225

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
168	Series 2007-25, Class FN, VAR, 0.455%, 05/16/37	168
1,092	Series 2007-26, Class SC, IF, IO, 6.045%, 05/20/37	164
2,792	Series 2007-26, Class SW, IF, IO, 6.045%, 05/20/37	400
252	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	15
53	Series 2007-28, Class BO, PO, 05/20/37	49
999	Series 2007-31, Class AO, PO, 05/16/37	931
57	Series 2007-36, Class HO, PO, 06/16/37	53
1,132	Series 2007-36, Class SE, IF, IO, 6.315%, 06/16/37	183
1,561	Series 2007-36, Class SG, IF, IO, 6.315%, 06/20/37	230
1,017	Series 2007-40, Class SD, IF, IO, 6.595%, 07/20/37	145
1,014	Series 2007-42, Class SB, IF, IO, 6.595%, 07/20/37	146
408	Series 2007-45, Class QA, IF, IO, 6.485%, 07/20/37	58
779	Series 2007-50, Class AI, IF, IO, 6.620%, 08/20/37	124
156	Series 2007-53, Class SW, IF, 19.738%, 09/20/37	213
1,126	Series 2007-57, Class PO, PO, 03/20/37	1,074
864	Series 2007-57, Class QA, IF, IO, 6.345%, 10/20/37	119
899	Series 2007-71, Class SB, IF, IO, 6.545%, 07/20/36	70
2,225	Series 2007-74, Class SL, IF, IO, 6.385%, 11/16/37	362
794	Series 2007-76, Class SA, IF, IO, 6.374%, 11/20/37	118
1,248	Series 2007-79, Class SY, IF, IO, 6.395%, 12/20/37	173
433	Series 2007-81, Class SP, IF, IO, 6.495%, 12/20/37	61
340	Series 2007-82, Class SA, IF, IO, 6.374%, 12/20/37	47
161	Series 2008-1, Class PO, PO, 01/20/38	148
613	Series 2008-2, Class MS, IF, IO, 7.005%, 01/16/38	111
445	Series 2008-10, Class S, IF, IO, 5.675%, 02/20/38	61
1,833	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	358
346	Series 2008-20, Class PO, PO, 09/20/37	333

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
94	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	2
924	Series 2008-25, Class SB, IF, IO, 6.744%, 03/20/38	145
329	Series 2008-29, Class PO, PO, 02/17/33	317
1,039	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	135
371	Series 2008-33, Class XS, IF, IO, 7.545%, 04/16/38	85
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,653
993	Series 2008-36, Class SH, IF, IO, 6.145%, 04/20/38	126
3,164	Series 2008-40, Class SA, IF, IO, 6.245%, 05/16/38	572
967	Series 2008-41, Class SA, IF, IO, 6.185%, 05/20/38	151
553	Series 2008-55, Class SA, IF, IO, 6.045%, 06/20/38	77
379	Series 2008-60, Class PO, PO, 01/20/38	374
3,003	Series 2008-62, Class SA, IF, IO, 5.995%, 07/20/38	417
1,398	Series 2008-64, Class ED, 6.500%, 04/20/28	1,585
226	Series 2008-71, Class SC, IF, IO, 5.844%, 08/20/38	28
787	Series 2008-93, Class AS, IF, IO, 5.545%, 12/20/38	102
2,152	Series 2008-95, Class DS, IF, IO, 7.144%, 12/20/38	357
598	Series 2008-96, Class SL, IF, IO, 5.844%, 12/20/38	85
869	Series 2009-6, Class SA, IF, IO, 5.945%, 02/16/39	131
1,267	Series 2009-10, Class SA, IF, IO, 5.794%, 02/20/39	176
1,037	Series 2009-10, Class SL, IF, IO, 6.345%, 03/16/34	77
4,110	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	730
742	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	152
828	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	171
709	Series 2009-24, Class DS, IF, IO, 6.145%, 03/20/39	61
525	Series 2009-25, Class SE, IF, IO, 7.445%, 09/20/38	94
317	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	55

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
685	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	130
1,631	Series 2009-42, Class SC, IF, IO, 5.924%, 06/20/39	219
832	Series 2009-43, Class SA, IF, IO, 5.794%, 06/20/39	115
88	Series 2009-44, Class VA, 5.500%, 05/16/20	88
1,612	Series 2009-64, Class SN, IF, IO, 5.945%, 07/16/39	184
362	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	51
1,346	Series 2009-67, Class SA, IF, IO, 5.895%, 08/16/39	190
2,058	Series 2009-72, Class SM, IF, IO, 6.095%, 08/16/39	304
391	Series 2009-79, Class OK, PO, 11/16/37	365
1,714	Series 2009-83, Class TS, IF, IO, 5.945%, 08/20/39	209
3,136	Series 2009-102, Class SM, IF, IO, 6.245%, 06/16/39	308
1,219	Series 2009-104, Class AB, 7.000%, 08/16/39	1,405
2,353	Series 2009-106, Class AS, IF, IO, 6.245%, 11/16/39	377
2,562	Series 2009-106, Class ST, IF, IO, 5.844%, 02/20/38	346
2,005	Series 2009-121, Class VA, 5.500%, 11/20/20	2,158
286	Series 2010-14, Class AO, PO, 12/20/32	279
348	Series 2010-14, Class BO, PO, 11/20/35	328
2,458	Series 2010-14, Class CO, PO, 08/20/35	2,327
1,557	Series 2010-14, Class QP, 6.000%, 12/20/39	1,666
2,541	Series 2010-41, Class WA, VAR, 5.828%, 10/20/33	2,817
1,325	Series 2010-103, Class WA, VAR, 5.741%, 08/20/34	1,492
1,471	Series 2010-129, Class AW, VAR, 6.130%, 04/20/37	1,654
1,377	Series 2010-130, Class CP, 7.000%, 10/16/40	1,617
3,950	Series 2010-157, Class OP, PO, 12/20/40	3,199
30,822	Series 2010-H17, Class XQ, VAR, 5.241%, 07/20/60	34,428
3,589	Series 2011-22, Class WA, VAR, 5.967%, 02/20/37	4,006
4,452	Series 2011-97, Class WA, VAR, 6.095%, 11/20/38	5,007

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	209

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
5,956	Series 2011-137, Class WA, VAR, 5.522%, 07/20/40	6,761
4,177	Series 2011-163, Class WA, VAR, 5.837%, 12/20/38	4,631
6,995	Series 2012-24, Class WA, VAR, 5.609%, 07/20/41	7,880
8,145	Series 2012-52, Class WA, VAR, 6.135%, 04/20/38	9,180
2,091	Series 2012-59, Class WA, VAR, 5.584%, 08/20/38	2,283
11,374	Series 2012-138, Class PT, VAR, 3.943%, 11/16/42	11,649
10,994	Series 2012-141, Class WA, VAR, 4.535%, 11/16/41	11,800
10,943	Series 2012-141, Class WB, VAR, 3.972%, 09/16/42	11,463
6,483	Series 2012-141, Class WC, VAR, 3.757%, 01/20/42	6,771
22,717	Series 2012-H10, Class FA, VAR, 0.706%, 12/20/61	22,765
8,277	Series 2012-H15, Class FA, VAR, 0.606%, 05/20/62	8,284
5,586	Series 2012-H20, Class KA, 2.000%, 06/20/62	5,640
18,576	Series 2012-H21, Class CF, VAR, 0.855%, 05/20/61	18,698
19,500	Series 2012-H21, Class DF, VAR, 0.805%, 05/20/61	19,557
9,579	Series 2012-H22, Class FD, VAR, 0.625%, 01/20/61	9,588
13,006	Series 2012-H24, Class FA, VAR, 0.606%, 03/20/60	13,016
9,550	Series 2012-H24, Class FD, VAR, 0.745%, 09/20/62	9,589
6,721	Series 2012-H24, Class FG, VAR, 0.585%, 04/20/60	6,726
7,723	Series 2012-H26, Class JA, VAR, 0.706%, 10/20/61	7,746
14,540	Series 2012-H26, Class MA, VAR, 0.706%, 07/20/62	14,584
8,202	Series 2012-H27, Class FB, VAR, 0.651%, 10/20/62	8,218
10,994	Series 2012-H28, Class FA, VAR, 0.735%, 09/20/62	11,007
4,492	Series 2012-H30, Class JA, VAR, 0.631%, 01/20/60	4,498
4,623	Series 2012-H30, Class PA, VAR, 0.601%, 11/20/59	4,627
10,350	Series 2012-H31, Class FD, VAR, 0.496%, 12/20/62	10,280

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
4,185		Series 2013-26, Class AK, VAR, 4.658%, 09/20/41	4,528
4,947		Series 2013-54, Class WA, VAR, 4.709%, 11/20/42	5,360
1,631		Series 2013-75, Class WA, VAR, 5.233%, 06/20/40	1,843
11,802		Series 2013-H01, Class FA, 1.650%, 01/20/63	11,691
5,723		Series 2013-H01, Class JA, VAR, 0.476%, 01/20/63	5,672
6,585		Series 2013-H01, Class TA, VAR, 0.656%, 01/20/63	6,597
1,278		Series 2013-H02, Class HF, VAR, 0.451%, 11/20/62	1,277
6,029		Series 2013-H03, Class FA, VAR, 0.455%, 08/20/60	6,021
15,601		Series 2013-H04, Class BA, 1.650%, 02/20/63	15,453
4,537		Series 2013-H04, Class SA, VAR, 0.575%, 02/20/63	4,512
1,943		Series 2013-H05, Class FB, VAR, 0.556%, 02/20/62	1,944
2,738		Series 2013-H07, Class GA, VAR, 0.625%, 03/20/63	2,734
7,001		Series 2013-H07, Class HA, VAR, 0.565%, 03/20/63	6,967
13,443		Series 2013-H07, Class JA, 1.750%, 03/20/63	13,354
4,859		Series 2013-H07, Class MA, VAR, 0.706%, 04/20/62	4,873
5,340		Series 2013-H08, Class FC, VAR, 0.606%, 02/20/63	5,326
5,948		Series 2013-H09, Class HA, 1.650%, 04/20/63	5,885
		NCUA Guaranteed Notes Trust,
7,343		Series 2010-C1, Class APT, 2.650%, 10/29/20	7,470
—	(h)	Series 2010-R3, Class 3A, 2.400%, 12/08/20	—	(h)
		Vendee Mortgage Trust,
3,820		Series 1994-1, Class 2ZB, 6.500%, 02/15/24	4,188
529		Series 1996-1, Class 1Z, 6.750%, 02/15/26	606
297		Series 1996-2, Class 1Z, 6.750%, 06/15/26	343
589		Series 1997-1, Class 2Z, 7.500%, 02/15/27	695
434		Series 1998-1, Class 2E, 7.000%, 03/15/28	504

			939,479

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — 16.2%
	AJAX Mortgage Loan Trust,
4,957	Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e) (i)	4,909
2,775	Series 2013-B, Class A, VAR, 3.750%, 02/25/51 (e) (i)	2,787
	Alternative Loan Trust,
630	Series 2002-11, Class M, 6.500%, 10/25/32	617
195	Series 2003-6T2, Class A6, 5.500%, 06/25/33	195
118	Series 2003-J1, Class PO, PO, 10/25/33	100
1,885	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,931
28	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	28
56	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	57
1,192	Series 2005-1CB, Class 1A6, IF, IO, 6.945%, 03/25/35	253
5,893	Series 2005-20CB, Class 3A8, IF, IO, 4.595%, 07/25/35	713
3,971	Series 2005-22T1, Class A2, IF, IO, 4.915%, 06/25/35	534
181	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	152
7,780	Series 2005-37T1, Class A2, IF, IO, 4.895%, 09/25/35	1,092
1,431	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,322
8,526	Series 2005-54CB, Class 1A2, IF, IO, 4.695%, 11/25/35	1,012
40	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	41
989	Series 2005-57CB, Class 3A2, IF, IO, 4.945%, 12/25/35	138
633	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	594
780	Series 2005-86CB, Class A11, 5.500%, 02/25/36	695
2,554	Series 2005-J1, Class 1A4, IF, IO, 4.945%, 02/25/35	242
19,965	Series 2006-7CB, Class 1A2, IF, IO, 5.145%, 05/25/36	3,001
819	Series 2006-26CB, Class A9, 6.500%, 09/25/36	722
	American General Mortgage Loan Trust,
567	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	586

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — continued
167		Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	167
—	(h)	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	—	(h)
1,346		Series 2010-1A, Class A2, VAR, 5.650%, 03/25/58 (e)	1,357
1,900		Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	1,951
900		Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	934
		ASG Resecuritization Trust,
512		Series 2009-1, Class A60, VAR, 2.056%, 06/26/37 (e)	505
146		Series 2009-2, Class A55, VAR, 4.872%, 05/24/36 (e)	147
1,288		Series 2009-2, Class G60, VAR, 4.872%, 05/24/36 (e)	1,307
2,070		Series 2009-3, Class A65, VAR, 2.066%, 03/26/37 (e)	2,067
1,050		Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	1,067
684		Series 2010-1, Class A85, VAR, 0.556%, 02/27/36 (e)	667
3,510		Series 2010-2, Class A60, VAR, 1.841%, 01/28/37 (e)	3,456
744		Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	766
1,882		Series 2011-1, Class 3A50, VAR, 2.563%, 11/28/35 (e)	1,846
458		Series 2011-2, Class A48S, HB, IF, 23.662%, 02/28/36 (e)	554
		Banc of America Alternative Loan Trust,
192		Series 2003-3, Class APO, PO, 05/25/33	155
812		Series 2003-7, Class 1CB1, 5.500%, 09/25/33	846
740		Series 2003-7, Class 2A4, 5.000%, 09/25/18	750
148		Series 2003-9, Class 1CB2, 5.500%, 11/25/33	150
473		Series 2003-11, Class 2A1, 6.000%, 01/25/34	493
248		Series 2003-11, Class PO, PO, 01/25/34	208
625		Series 2004-1, Class 1A1, 6.000%, 02/25/34	665
123		Series 2004-1, Class 5A1, 5.500%, 02/25/19	127
2,678		Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	590
2,250		Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	509

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	211

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
5,716	Banc of America Funding Corp., Series 2012-R6, Class 1A1, 3.000%, 10/26/39 (e) (i)	5,672
	Banc of America Funding Trust,
176	Series 2004-1, Class PO, PO, 03/25/34	140
891	Series 2004-3, Class 1A1, 5.500%, 10/25/34	935
533	Series 2004-C, Class 1A1, VAR, 5.045%, 12/20/34	529
872	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	131
177	Series 2005-4, Class 30PO, PO, 08/25/35	144
530	Series 2005-6, Class 2A7, 5.500%, 10/25/35	531
65	Series 2005-7, Class 30PO, PO, 11/25/35	49
318	Series 2005-8, Class 30PO, PO, 01/25/36	244
1,861	Series 2005-E, Class 4A1, VAR, 2.683%, 03/20/35	1,865
1,206	Series 2010-R11A, Class 1A6, VAR, 5.564%, 08/26/35 (e)	1,230
557	Series 2010-R5, Class 1A1, 5.500%, 10/26/37 (e)	569
	Banc of America Mortgage Trust,
635	Series 2003-3, Class 1A7, 5.500%, 05/25/33	669
130	Series 2003-3, Class 2A1, VAR, 0.705%, 05/25/18	126
246	Series 2003-6, Class 2A1, VAR, 0.605%, 08/25/18	243
232	Series 2003-8, Class 2A5, 5.000%, 11/25/18	237
106	Series 2003-8, Class APO, PO, 11/25/33	85
119	Series 2003-9, Class 1A2, PO, 12/25/33	105
788	Series 2003-A, Class 4A1, VAR, 2.728%, 02/25/33	786
313	Series 2003-C, Class 3A1, VAR, 2.621%, 04/25/33	320
1,092	Series 2003-E, Class 2A2, VAR, 2.691%, 06/25/33	1,103
1,146	Series 2003-J, Class 3A2, VAR, 2.633%, 11/25/33	1,160
798	Series 2004-3, Class 15IO, IO, VAR, 0.045%, 04/25/19	3
791	Series 2004-3, Class 1A26, 5.500%, 04/25/34	812
104	Series 2004-4, Class APO, PO, 05/25/34	91
8,001	Series 2004-5, Class 15IO, IO, VAR, 0.236%, 06/25/19	28
1,163	Series 2004-6, Class 1A3, 5.500%, 05/25/34	1,223

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
102	Series 2004-6, Class APO, PO, 07/25/34	92
53	Series 2004-9, Class 3A1, 6.500%, 09/25/32	56
704	Series 2004-C, Class 2A2, VAR, 2.693%, 04/25/34	715
826	Series 2004-J, Class 3A1, VAR, 2.913%, 11/25/34	827
	BCAP LLC Trust,
219	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	223
655	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	679
2,000	Series 2009-RR14, Class 3A2, VAR, 2.389%, 08/26/35 (e)	1,997
85	Series 2009-RR14, Class 4A1, VAR, 2.528%, 03/26/36 (e)	85
727	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	750
469	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	474
768	Series 2010-RR12, Class 4A5, VAR, 2.556%, 10/26/36 (e)	766
170	Series 2010-RR4, Class 12A1, VAR, 4.000%, 07/26/36 (e)	172
1,692	Series 2010-RR5, Class 2A5, VAR, 5.402%, 04/26/37 (e)	1,726
534	Series 2010-RR7, Class 16A1, VAR, 0.818%, 02/26/47 (e)	530
692	Series 2010-RR7, Class 1A5, VAR, 4.924%, 04/26/35 (e)	688
4,337	Series 2010-RR7, Class 2A1, VAR, 2.073%, 07/26/45 (e)	4,360
351	Series 2010-RR8, Class 3A3, VAR, 5.067%, 05/26/35 (e)	355
1,500	Series 2010-RR8, Class 3A4, VAR, 5.067%, 05/26/35 (e)	1,418
598	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	600
861	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	873
2,122	Series 2011-RR10, Class 2A1, VAR, 1.007%, 09/26/37 (e)	1,946
1,667	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	1,692
1,528	Series 2011-RR5, Class 11A3, VAR, 0.305%, 05/28/36 (e)	1,501
323	Series 2011-RR5, Class 14A3, VAR, 2.501%, 07/26/36 (e)	321
1,357	Series 2012-RR1, Class 5A1, VAR, 4.226%, 07/26/37 (e)	1,435

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
4,450	Series 2012-RR10, Class 1A1, VAR, 0.385%, 02/26/37 (e)	4,285
3,522	Series 2012-RR10, Class 3A1, VAR, 0.345%, 05/26/36 (e)	3,336
2,092	Series 2012-RR2, Class 1A1, VAR, 0.325%, 08/26/36 (e)	2,041
2,876	Series 2012-RR3, Class 2A5, VAR, 2.079%, 05/26/37 (e)	2,881
1,873	Series 2012-RR4, Class 8A3, VAR, 0.385%, 06/26/47 (e)	1,779
610	Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, VAR, 0.655%, 03/25/35	593
	Bear Stearns ARM Trust,
447	Series 2003-4, Class 3A1, VAR, 2.304%, 07/25/33	451
192	Series 2003-7, Class 3A, VAR, 2.423%, 10/25/33	193
622	Series 2004-1, Class 12A1, VAR, 2.707%, 04/25/34	623
363	Series 2004-2, Class 14A, VAR, 3.035%, 05/25/34	364
1,300	Series 2005-5, Class A1, VAR, 2.180%, 08/25/35	1,318
2,043	Series 2006-1, Class A1, VAR, 2.369%, 02/25/36	2,057
920	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, SUB, 5.750%, 10/25/33	960
311	CAM Mortgage Trust, Series 2014-2, Class M, VAR, 4.450%, 05/15/48 (e)	313
106	Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates, Series 2003-9, Class 1P, PO, 11/25/33	94
	Chase Mortgage Finance Trust,
266	Series 2004-S3, Class 2A5, 5.500%, 03/25/34	277
4,174	Series 2007-A1, Class 1A3, VAR, 2.570%, 02/25/37	4,142
360	Series 2007-A1, Class 2A1, VAR, 2.473%, 02/25/37	361
441	Series 2007-A1, Class 7A1, VAR, 2.445%, 02/25/37	444
888	Series 2007-A1, Class 9A1, VAR, 2.522%, 02/25/37	885
918	Series 2007-A2, Class 2A1, VAR, 2.571%, 07/25/37	931
	CHL Mortgage Pass-Through Trust,
594	Series 2002-36, Class A22, 6.000%, 01/25/33	608

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
1,388	Series 2003-39, Class A6, 5.000%, 10/25/33	1,449
38	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	39
940	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	985
97	Series 2003-J7, Class 4A3, IF, 9.572%, 08/25/18	101
490	Series 2004-3, Class A26, 5.500%, 04/25/34	516
100	Series 2004-3, Class PO, PO, 04/25/34	90
1,380	Series 2004-5, Class 1A4, 5.500%, 06/25/34	1,485
171	Series 2004-7, Class 2A1, VAR, 2.469%, 06/25/34	169
784	Series 2004-13, Class 1A4, 5.500%, 08/25/34	840
249	Series 2004-HYB1, Class 2A, VAR, 2.557%, 05/20/34	238
932	Series 2004-HYB3, Class 2A, VAR, 2.329%, 06/20/34	896
646	Series 2004-HYB6, Class A3, VAR, 2.479%, 11/20/34	623
158	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	163
410	Series 2005-16, Class A23, 5.500%, 09/25/35	382
1,795	Series 2005-22, Class 2A1, VAR, 2.554%, 11/25/35	1,530
4,921	Series 2007-4, Class 1A52, IF, IO, 5.245%, 05/25/37	784
110	Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Series 2005-6, Class APO, PO, 09/25/35	94
	Citigroup Mortgage Loan Trust,
2,018	Series 2008-AR4, Class 1A1A, VAR, 2.734%, 11/25/38 (e)	2,027
1,429	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	1,512
1,104	Series 2009-10, Class 1A1, VAR, 2.408%, 09/25/33 (e)	1,118
1,059	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	1,105
1,349	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	1,403
397	Series 2010-7, Class 10A1, VAR, 2.610%, 02/25/35 (e)	399
5,433	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	5,596

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	213

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
5,282	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	5,432
	Citigroup Mortgage Loan Trust, Inc.,
263	Series 2003-1, Class 2A5, 5.250%, 10/25/33	268
130	Series 2003-1, Class PO3, PO, 09/25/33	116
23	Series 2003-1, Class WA2, 6.500%, 06/25/31	24
24	Series 2003-1, Class WPO2, PO, 06/25/31	20
67	Series 2003-UP3, Class A3, 7.000%, 09/25/33	69
90	Series 2003-UST1, Class A1, 5.500%, 12/25/18	93
12	Series 2003-UST1, Class PO1, PO, 12/25/18	11
10	Series 2003-UST1, Class PO3, PO, 12/25/18	10
459	Series 2004-UST1, Class A3, VAR, 2.189%, 08/25/34	462
257	Series 2004-UST1, Class A6, VAR, 2.616%, 08/25/34	250
293	Series 2005-1, Class 2A1A, VAR, 2.674%, 04/25/35	226
756	Series 2005-2, Class 2A11, 5.500%, 05/25/35	790
840	Series 2005-5, Class 1A2, VAR, 2.832%, 08/25/35	622
2,121	Series 2012-A, Class A, 2.500%, 06/25/51 (e) (i)	2,058
	Credit Suisse First Boston Mortgage Securities Corp.,
1,018	Series 2003-1, Class DB1, VAR, 6.685%, 02/25/33	1,031
498	Series 2003-21, Class 1A4, 5.250%, 09/25/33	515
1,703	Series 2003-27, Class 5A3, 5.250%, 11/25/33	1,744
739	Series 2003-27, Class 5A4, 5.250%, 11/25/33	755
590	Series 2003-29, Class 1A1, 6.500%, 12/25/33	632
406	Series 2003-29, Class 5A1, 7.000%, 12/25/33	429
747	Series 2003-AR15, Class 3A1, VAR, 2.733%, 06/25/33	748
757	Series 2004-4, Class 2A4, 5.500%, 09/25/34	827
446	Series 2004-5, Class 3A1, 5.250%, 08/25/19	458
895	Series 2004-8, Class 1A4, 5.500%, 12/25/34	969

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
2,067	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	460
1,509	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	271
1,172	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	1,217
	CSMC,
227	Series 2010-1R, Class 5A1, VAR, 4.955%, 01/27/36 (e)	232
2,246	Series 2011-9R, Class A1, VAR, 2.155%, 03/27/46 (e)	2,255
2,302	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	2,326
	CSMC Trust,
1,150	Series 2010-16, Class A3, VAR, 3.519%, 06/25/50 (e)	1,173
2,250	Series 2010-16, Class A4, VAR, 3.519%, 06/25/50 (e)	2,316
14,462	Series 2010-11R, Class A6, VAR, 1.156%, 06/28/47 (e)	13,852
552	Series 2011-1R, Class A1, VAR, 1.155%, 02/27/47 (e)	552
805	Series 2011-6R, Class 3A1, VAR, 2.616%, 07/28/36 (e)	809
1,288	Series 2012-2R, Class 2A1, VAR, 1.856%, 03/27/47 (e)	1,272
2,682	Series 2012-3R, Class 1A1, VAR, 2.357%, 07/27/37 (e)	2,672
483	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 5.744%, 02/25/20	500
68	Deutsche Mortgage Securities, Inc., Mortgage Loan Resecuritization Trust, Series 2009-RS2, Class 4A1, VAR, 0.282%, 04/26/37 (e)	68
	First Horizon Alternative Mortgage Securities Trust,
1,252	Series 2004-AA4, Class A1, VAR, 2.233%, 10/25/34	1,251
285	Series 2005-AA5, Class 1A2, VAR, 2.250%, 07/25/35	10
666	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	590
8,502	Series 2007-FA4, Class 1A2, IF, IO, 5.495%, 08/25/37	1,691
	First Horizon Mortgage Pass-Through Trust,
347	Series 2004-AR2, Class 2A1, VAR, 2.628%, 05/25/34	347
499	Series 2004-AR7, Class 2A2, VAR, 2.552%, 02/25/35	500

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
994	Series 2005-AR1, Class 2A2, VAR, 2.575%, 04/25/35	999
429	Freedom Trust, Series 2011-4, Class A18, VAR, 5.000%, 03/25/37 (e)	430
	GMACM Mortgage Loan Trust,
484	Series 2003-AR1, Class A4, VAR, 2.911%, 10/19/33	482
1,689	Series 2003-AR2, Class 2A4, VAR, 2.853%, 12/19/33	1,707
71	Series 2003-J7, Class A10, 5.500%, 11/25/33	74
501	Series 2003-J7, Class A7, 5.000%, 11/25/33	517
81	Series 2003-J8, Class A, 5.250%, 12/25/33	86
702	Series 2004-J1, Class A20, 5.500%, 04/25/34	760
1,552	Series 2004-J5, Class A7, 6.500%, 01/25/35	1,631
433	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	446
2,833	Series 2005-AR3, Class 3A4, VAR, 2.800%, 06/19/35	2,812
	GSMPS Mortgage Loan Trust,
531	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	557
253	Series 2004-4, Class 1AF, VAR, 0.555%, 06/25/34 (e)	220
502	Series 2005-RP2, Class 1AF, VAR, 0.505%, 03/25/35 (e)	439
2,987	Series 2005-RP3, Class 1AF, VAR, 0.505%, 09/25/35 (e)	2,553
1,358	Series 2005-RP3, Class 1AS, IO, VAR, 4.823%, 09/25/35 (e)	187
2,878	Series 2006-RP2, Class 1AS2, IF, IO, 5.893%, 04/25/36 (e)	369
	GSR Mortgage Loan Trust,
175	Series 2003-13, Class 1A1, VAR, 2.576%, 10/25/33	179
88	Series 2003-6F, Class A2, VAR, 0.555%, 09/25/32	83
760	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	781
73	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	86
1,327	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	1,420
1,896	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	1,974

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — continued
374		Series 2004-13F, Class 3A3, 6.000%, 11/25/34	370
233		Series 2005-5F, Class 8A3, VAR, 0.655%, 06/25/35	225
2,485		Series 2005-7F, Class 3A9, 6.000%, 09/25/35	2,577
446		Series 2006-1F, Class 1AP, PO, 02/25/36	331
5,860		Series 2006-1F, Class 2A4, 6.000%, 02/25/36	5,368
1,785		Series 2007-1F, Class 2A4, 5.500%, 01/25/37	1,787
4,539		Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e) (i)	4,444
279		Impac CMB Trust, Series 2005-2, Class 2M1, VAR, 0.935%, 04/25/35	242
896		Impac Secured Assets CMN Owner Trust, Series 2001-8, Class A6, 6.440%, 01/25/32	913
		Impac Secured Assets Trust,
—	(h)	Series 2006-1, Class 2A1, VAR, 0.505%, 05/25/36	—	(h)
1,416		Series 2006-2, Class 2A1, VAR, 0.505%, 08/25/36	1,396
		IndyMac INDX Mortgage Loan Trust,
6,364		Series 2005-AR11, Class A7, IO, VAR, 0.000%, 08/25/35	2
244		Series 2006-AR3, Class 2A1A, VAR, 2.528%, 03/25/36	186
		JP Morgan Mortgage Trust,
406		Series 2004-A3, Class 4A1, VAR, 2.506%, 07/25/34	418
339		Series 2004-A4, Class 1A1, VAR, 2.558%, 09/25/34	351
151		Series 2004-S1, Class 1A7, 5.000%, 09/25/34	157
827		Series 2005-A1, Class 3A4, VAR, 2.639%, 02/25/35	837
1,477		Series 2006-A2, Class 4A1, VAR, 2.495%, 08/25/34	1,475
1,250		Series 2006-A2, Class 5A2, VAR, 2.518%, 11/25/33	1,256
2,261		Series 2006-A2, Class 5A3, VAR, 2.518%, 11/25/33	2,259
488		Series 2006-A3, Class 6A1, VAR, 3.128%, 08/25/34	494
542		Series 2007-A1, Class 5A2, VAR, 2.621%, 07/25/35	552
388		JP Morgan Resecuritization Trust, Series 2010-4, Class 7A1, VAR, 1.865%, 08/26/35 (e)	388

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	215

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
20	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	20
	Lehman Mortgage Trust,
634	Series 2006-2, Class 1A1, VAR, 6.127%, 04/25/36	601
476	Series 2007-6, Class 1A8, 6.000%, 07/25/37	432
944	Series 2008-2, Class 1A6, 6.000%, 03/25/38	853
	LVII Resecuritization Trust,
3,000	Series 2009-2, Class M3, VAR, 5.216%, 09/27/37 (e)	3,041
1,200	Series 2009-3, Class M3, VAR, 5.180%, 11/27/37 (e)	1,213
1,377	Series 2009-3, Class M4, VAR, 5.180%, 11/27/37 (e)	1,466
	MASTR Adjustable Rate Mortgages Trust,
188	Series 2004-3, Class 4A2, VAR, 2.327%, 04/25/34	177
49	Series 2004-4, Class 2A1, VAR, 1.933%, 05/25/34	44
392	Series 2004-13, Class 2A1, VAR, 2.642%, 04/21/34	396
2,037	Series 2004-13, Class 3A7, VAR, 2.636%, 11/21/34	2,079
268	Series 2004-15, Class 3A1, VAR, 2.893%, 12/25/34	270
	MASTR Alternative Loan Trust,
295	Series 2003-4, Class 2A1, 6.250%, 06/25/33	312
255	Series 2003-8, Class 3A1, 5.500%, 12/25/33	271
397	Series 2003-8, Class 5A1, 5.000%, 11/25/18	414
118	Series 2003-9, Class 8A1, 6.000%, 01/25/34	118
101	Series 2004-1, Class 30PO, PO, 02/25/34	83
503	Series 2004-3, Class 2A1, 6.250%, 04/25/34	532
223	Series 2004-3, Class 30PO, PO, 04/25/34	172
235	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	55
320	Series 2004-5, Class 30PO, PO, 06/25/34	295
141	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	27
137	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	27
1,366	Series 2004-6, Class 7A1, 6.000%, 07/25/34	1,391

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
117	Series 2004-7, Class 30PO, PO, 08/25/34	94
468	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	84
245	Series 2004-10, Class 1A1, 4.500%, 09/25/19	249
2,435	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	624
	MASTR Asset Securitization Trust,
137	Series 2003-2, Class 1A1, 5.000%, 03/25/18	138
52	Series 2003-2, Class 2A1, 4.500%, 03/25/18	52
409	Series 2003-3, Class 3A18, 5.500%, 04/25/33	412
45	Series 2003-4, Class 3A2, 5.000%, 05/25/18	45
112	Series 2003-4, Class 5A1, 5.500%, 05/25/33	116
110	Series 2003-8, Class 1A1, 5.500%, 09/25/33	114
106	Series 2003-9, Class 15PO, PO, 10/25/18	104
10	Series 2003-10, Class 15PO, PO, 11/25/18	10
9	Series 2003-11, Class 15PO, PO, 12/25/18	9
217	Series 2003-12, Class 6A1, 5.000%, 12/25/33	225
59	Series 2004-1, Class 30PO, PO, 02/25/34	51
50	Series 2004-3, Class PO, PO, 03/25/34	45
70	Series 2004-4, Class 3A1, 4.500%, 04/25/19	71
52	Series 2004-8, Class 1A1, 4.750%, 08/25/19	54
60	Series 2004-8, Class PO, PO, 08/25/19	56
52	Series 2004-9, Class 5A1, 5.250%, 09/25/19	53
774	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	835
2,669	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.505%, 05/25/35 (e)	2,202
970	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	776
	Merrill Lynch Mortgage Investors Trust,
560	Series 2003-A, Class 2A2, VAR, 1.149%, 03/25/28	558
191	Series 2003-A4, Class 2A, VAR, 2.583%, 07/25/33	197
632	Series 2003-A5, Class 2A6, VAR, 2.298%, 08/25/33	643
573	Series 2003-E, Class A1, VAR, 0.775%, 10/25/28	568

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Non-Agency CMO — continued
2,567		Series 2003-F, Class A1, VAR, 0.795%, 10/25/28	2,561
810		Series 2004-1, Class 2A1, VAR, 2.147%, 12/25/34	794
888		Series 2004-A4, Class A2, VAR, 2.462%, 08/25/34	915
966		Series 2004-D, Class A2, VAR, 1.049%, 09/25/29	952
689		Series 2004-E, Class A2A, VAR, 1.029%, 11/25/29	668
101		Series 2005-A1, Class 3A, VAR, 2.549%, 12/25/34	102
—	(h)	ML Trust VII, Series 7, Class B, PO, 04/20/18	—	(h)
17		ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	18
987		Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.692%, 04/25/34	1,042
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,340.250%, 04/20/21	1
		MortgageIT Trust,
592		Series 2005-1, Class 1A1, VAR, 0.475%, 02/25/35	580
239		Series 2005-5, Class A1, VAR, 0.415%, 12/25/35	225
550		NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	561
		Nomura Asset Acceptance Corp. Alternative Loan Trust,
143		Series 2003-A1, Class A1, 5.500%, 05/25/33	148
48		Series 2003-A1, Class A2, 6.000%, 05/25/33	49
33		Series 2003-A1, Class A5, 7.000%, 04/25/33	34
10		Series 2003-A1, Class A7, 5.000%, 04/25/18	10
1,753		Nomura Resecuritization Trust, Series 2010-6RA, Class 1A5, VAR, 2.556%, 03/26/36 (e)	1,754
		Prime Mortgage Trust,
68		Series 2004-1, Class 2A3, 5.250%, 08/25/34	70
862		Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	906
430		Series 2005-4, Class 2PO, PO, 10/25/35	138
588		Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.495%, 05/25/35	598
		RALI Trust,
79		Series 2001-QS19, Class A2, 6.000%, 12/25/16	80

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
26	Series 2002-QS16, Class A3, IF, 16.299%, 10/25/17	27
896	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	933
226	Series 2003-QR24, Class A5, 4.000%, 07/25/33	229
69	Series 2003-QS1, Class A6, 4.250%, 01/25/33	69
301	Series 2003-QS12, Class A2A, IF, IO, 7.445%, 06/25/18	32
132	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	9
3,113	Series 2003-QS13, Class A2, 4.000%, 07/25/33	2,937
724	Series 2003-QS13, Class A5, VAR, 0.805%, 07/25/33	676
4,302	Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	105
491	Series 2003-QS14, Class A1, 5.000%, 07/25/18	500
370	Series 2003-QS18, Class A1, 5.000%, 09/25/18	378
553	Series 2003-QS19, Class A1, 5.750%, 10/25/33	583
95	Series 2003-QS3, Class A2, IF, 16.159%, 02/25/18	107
64	Series 2003-QS3, Class A8, IF, IO, 7.445%, 02/25/18	2
227	Series 2003-QS9, Class A3, IF, IO, 7.395%, 05/25/18	24
786	Series 2004-QA4, Class NB3, VAR, 3.823%, 09/25/34	786
296	Series 2004-QA6, Class NB2, VAR, 2.961%, 12/26/34	247
1,585	Series 2004-QS7, Class A4, 5.500%, 05/25/34	1,623
245	Series 2005-QA10, Class A31, VAR, 3.568%, 09/25/35	206
1,796	Series 2005-QA6, Class A32, VAR, 3.482%, 05/25/35	1,516
453	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	386
	RBSSP Resecuritization Trust,
927	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	1,000
294	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	312
8	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	8

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	217

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
549	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	562
794	Series 2009-12, Class 1A1, VAR, 5.860%, 11/25/33 (e)	839
1,122	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	1,140
1,754	Series 2012-3, Class 3A1, VAR, 0.305%, 09/26/36 (e)	1,664
8,920	Series 2012-6, Class 2A1, VAR, 0.315%, 10/26/36 (e) (i)	8,527
	Residential Asset Securitization Trust,
20	Series 2002-A13, Class A4, 5.250%, 12/25/17	20
183	Series 2003-A13, Class A3, 5.500%, 01/25/34	189
44	Series 2003-A14, Class A1, 4.750%, 02/25/19	45
345	Series 2003-A5, Class A1, 5.500%, 06/25/33	366
660	Series 2004-IP2, Class 1A1, VAR, 2.448%, 12/25/34	674
2,379	Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	544
4,891	Series 2005-A2, Class A4, IF, IO, 4.895%, 03/25/35	687
763	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	705
573	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	506
	RFMSI Trust,
638	Series 2003-S13, Class A3, 5.500%, 06/25/33	641
77	Series 2003-S14, Class A4, PO, 07/25/18	75
203	Series 2003-S16, Class A3, 5.000%, 09/25/18	206
228	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	238
663	Series 2003-S4, Class A4, 5.750%, 03/25/33	680
219	Series 2004-S6, Class 2A6, PO, 06/25/34	188
638	Series 2005-SA4, Class 1A1, VAR, 2.669%, 09/25/35	536
	RFSC Trust,
5	Series 2002-RM1, Class API, PO, 12/25/17	5
20	Series 2003-RM2, Class AP-3, PO, 05/25/33	17
1,834	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	1,837

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	Salomon Brothers Mortgage Securities VII, Inc.,
755	Series 2003-HYB1, Class A, VAR, 2.612%, 09/25/33	770
31	Series 2003-UP2, Class PO1, PO, 12/25/18	27
	Sequoia Mortgage Trust,
1,127	Series 2003-1, Class 1A, VAR, 0.915%, 04/20/33	1,130
1,471	Series 2004-8, Class A1, VAR, 0.855%, 09/20/34	1,412
1,464	Series 2004-8, Class A2, VAR, 1.068%, 09/20/34	1,422
4,257	Series 2004-9, Class A1, VAR, 0.496%, 10/20/34	4,078
1,242	Series 2004-10, Class A1A, VAR, 0.465%, 11/20/34	1,239
	Springleaf Mortgage Loan Trust,
1,604	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	1,668
2,650	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	2,776
2,500	Series 2012-1A, Class M3, VAR, 6.000%, 09/25/57 (e)	2,665
2,500	Series 2012-2A, Class M2, VAR, 4.610%, 10/25/57 (e)	2,577
4,000	Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	4,183
5,796	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	5,792
3,081	Series 2012-3A, Class M1, VAR, 2.660%, 12/25/59 (e)	3,081
1,413	Series 2012-3A, Class M2, VAR, 3.560%, 12/25/59 (e)	1,435
943	Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	966
437	Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	451
5,618	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	5,599
2,644	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	2,588
1,800	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	1,789
1,268	Series 2013-1A, Class M3, VAR, 3.790%, 06/25/58 (e)	1,278
2,732	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	2,727
1,493	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	1,524

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
5,000	Station Place Securitization Trust, Series 2013-1, Class A, VAR, 1.377%, 02/25/15	5,000
977	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.371%, 06/25/34	972
	Structured Asset Mortgage Investments II Trust,
1,614	Series 2004-AR5, Class 1A1, VAR, 0.486%, 10/19/34	1,535
2,939	Series 2005-AR5, Class A3, VAR, 0.405%, 07/19/35	2,847
2,468	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 3.614%, 12/25/33	2,483
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
120	Series 2003-16, Class A3, VAR, 0.655%, 06/25/33	116
293	Series 2003-32, Class 1A1, VAR, 5.453%, 11/25/33	303
661	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	676
318	Series 2003-33H, Class 1APO, PO, 10/25/33	293
697	Series 2003-34A, Class 3A3, VAR, 2.478%, 11/25/33	692
1,705	Series 2004-5H, Class A4, 5.540%, 12/25/33	1,753
258	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 05/25/35	261
	Thornburg Mortgage Securities Trust,
137	Series 2003-4, Class A1, VAR, 0.795%, 09/25/43	135
166	Series 2004-1, Class II2A, VAR, 1.636%, 03/25/44	164
	WaMu Mortgage Pass-Through Certificates Trust,
30	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	30
1,621	Series 2003-AR11, Class A6, VAR, 2.426%, 10/25/33	1,648
824	Series 2003-AR7, Class A7, VAR, 2.300%, 08/25/33	834
675	Series 2003-AR8, Class A, VAR, 2.397%, 08/25/33	698
2,288	Series 2003-AR9, Class 1A6, VAR, 2.408%, 09/25/33	2,369
583	Series 2003-AR9, Class 2A, VAR, 2.442%, 09/25/33	591

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
733	Series 2003-S1, Class A5, 5.500%, 04/25/33	760
200	Series 2003-S3, Class 1A4, 5.500%, 06/25/33	208
61	Series 2003-S7, Class A1, 4.500%, 08/25/18	62
233	Series 2003-S8, Class A6, 4.500%, 09/25/18	235
1,947	Series 2003-S9, Class A8, 5.250%, 10/25/33	2,002
67	Series 2003-S9, Class P, PO, 10/25/33	52
157	Series 2004-AR3, Class A1, VAR, 2.377%, 06/25/34	160
1,065	Series 2004-AR3, Class A2, VAR, 2.377%, 06/25/34	1,087
697	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	713
204	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	210
350	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	366
2,785	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	2,920
205	Series 2006-AR10, Class 2P, VAR, 2.297%, 09/25/36	182
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
242	Series 2005-1, Class 1A1, 5.500%, 03/25/35	245
8,485	Series 2005-2, Class 1A4, IF, IO, 4.895%, 04/25/35	1,212
1,044	Series 2005-4, Class CB7, 5.500%, 06/25/35	975
145	Series 2005-4, Class DP, PO, 06/25/20	135
959	Series 2005-6, Class 2A4, 5.500%, 08/25/35	888
10,996	Series 2005-11, Class A4, IF, IO, 4.795%, 01/25/36	1,255
	Washington Mutual MSC Mortgage Pass-Through Certificates,
532	Series 2004-RA2, Class 2A, 7.000%, 07/25/33	584
48	Series 2004-RA4, Class 1P, PO, 04/25/19	47
1,366	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	1,374
	Wells Fargo Mortgage-Backed Securities Trust,
268	Series 2003-17, Class APO, PO, 01/25/34	242
1,393	Series 2003-G, Class A1, VAR, 2.490%, 06/25/33	1,415

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	219

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
291	Series 2003-K, Class 1A1, VAR, 2.491%, 11/25/33	296
80	Series 2003-K, Class 1A2, VAR, 2.491%, 11/25/33	81
152	Series 2004-B, Class A1, VAR, 2.490%, 02/25/34	154
1,077	Series 2004-EE, Class 2A1, VAR, 2.612%, 12/25/34	1,098
135	Series 2004-EE, Class 2A2, VAR, 2.612%, 12/25/34	138
584	Series 2004-EE, Class 3A1, VAR, 2.533%, 12/25/34	593
1,430	Series 2004-I, Class 1A1, VAR, 2.618%, 07/25/34	1,447
3,240	Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	3,311
104	Series 2004-Q, Class 1A3, VAR, 2.615%, 09/25/34	105
2,013	Series 2004-U, Class A1, VAR, 2.587%, 10/25/34	2,024
793	Series 2004-V, Class 1A1, VAR, 2.608%, 10/25/34	803
219	Series 2005-9, Class 1APO, PO, 10/25/35	189
440	Series 2005-AR16, Class 2A1, VAR, 2.619%, 02/25/34	448
744	Series 2005-AR8, Class 2A1, VAR, 2.600%, 06/25/35	749
1,267	Series 2007-7, Class A7, 6.000%, 06/25/37	1,255
819	Series 2007-11, Class A14, 6.000%, 08/25/37	816

		410,418

	Total Collateralized Mortgage Obligations (Cost $1,304,570)	1,349,897

Commercial Mortgage-Backed Securities — 4.1%
	A10 Securitization LLC,
1,339	Series 2012-1, Class A, 3.492%, 04/15/24 (e)	1,342
3,387	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	3,398
	ACRE Commercial Mortgage Trust, (Cayman Islands),
373	Series 2014-FL2, Class B, VAR, 2.200%, 08/15/31 (e)	373
373	Series 2014-FL2, Class C, VAR, 2.650%, 08/15/31 (e)	373
1,120	BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	1,114

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

800	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	817
	Banc of America Re-REMIC Trust,
1,000	Series 2014-520M, Class A, VAR, 4.325%, 08/15/46 (e)	1,055
2,500	Series 2014-520M, Class C, VAR, 4.354%, 08/15/46 (e)	2,401
	BB-UBS Trust,
4,100	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	4,076
5,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	4,877
40	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	40
1,100	CD Commercial Mortgage Trust, Series 2005-CD1, Class AJ, VAR, 5.399%, 07/15/44	1,141
1,887	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	1,912
3,000	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class AM, 5.254%, 08/15/48	3,082
	COMM Mortgage Trust,
5,973	Series 2012-CR2, Class XA, IO, VAR, 2.081%, 08/15/45	623
1,500	Series 2013-300P, Class A1, 4.353%, 08/10/30 (e)	1,631
140,365	Series 2013-CR9, Class XB, IO, VAR, 0.250%, 07/10/45 (e)	2,383
1,247	Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	1,237
162	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.301%, 01/17/32	162
	Commercial Mortgage Pass-Through Certificates,
1,501	Series 2012-MVP, Class A, VAR, 2.094%, 11/17/26 (e)	1,508
1,500	Series 2014-CR19, Class A5, 3.796%, 08/10/47	1,553
700	Commercial Mortgage Trust, Series 2006-GG7, Class AM, VAR, 6.014%, 07/10/38	752
857	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Series K038, Class A2, 3.389%, 03/25/24	896
1,000	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class B, VAR, 4.846%, 06/10/48	1,012

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
2,907	GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.706%, 12/10/27 (e)	2,940
	GS Mortgage Securities Corp. Trust,
20,000	Series 2012-SHOP, Class XA, IO, VAR, 1.438%, 06/05/31 (e)	1,155
2,444	Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	2,466
22,015	GS Mortgage Securities Trust, Series 2006-GG8, Class X, IO, VAR, 0.779%, 11/10/39 (e)	215
	JP Morgan Chase Commercial Mortgage Securities Trust,
78,694	Series 2006-CB15, Class X1, IO, VAR, 0.410%, 06/12/43	357
600	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	603
1,000	Series 2007-C1, Class A4, 5.716%, 02/15/51	1,091
23,224	KGS-Alpha SBA COOF Trust, Series 2012-6, Class A, IO, VAR, 0.636%, 05/25/39 (e)	566
2,686	Ladder Capital Commercial Mortgage Trust, Series 2013-GCP, Class A2, 3.985%, 02/15/36 (e)	2,767
	LB-UBS Commercial Mortgage Trust,
59,912	Series 2006-C1, Class XCL, IO, VAR, 0.534%, 02/15/41 (e)	247
1,925	Series 2007-C1, Class AM, 5.455%, 02/15/40	2,085
819	Series 2007-C2, Class A3, 5.430%, 02/15/40	892
925	ML-CFC Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 09/12/49	1,018
1,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	1,047
	Morgan Stanley Capital I Trust,
250	Series 2007-T27, Class A4, VAR, 5.831%, 06/11/42	276
1,213	Series 2011-C3, Class A3, 4.054%, 07/15/49	1,297
1,500	Series 2012-C4, Class A3, 2.991%, 03/15/45	1,543
	Morgan Stanley Re-REMIC Trust,
704	Series 2009-IO, Class B, PO, 07/17/56 (e)	701
5,731	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	5,747
7,004	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	7,039
2,200	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	1,903

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

504		NorthStar, (Cayman Islands), Series 2013-1A, Class B, VAR, 5.155%, 08/25/29 (e)	509
3,032		NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.355%, 08/25/29 (e)	3,035
2,123		RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class A, 3.260%, 03/11/31 (e)	2,078
2,286		RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	2,356
7,685		UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.477%, 05/10/45 (e)	954
3,175		UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	3,206
		UBS-Barclays Commercial Mortgage Trust,
1,300		Series 2012-C2, Class A4, 3.525%, 05/10/63	1,345
15,136		Series 2012-C2, Class XA, IO, VAR, 1.929%, 05/10/63 (e)	1,271
857		Series 2013-C6, Class A4, 3.244%, 04/10/46	865
		VNDO Mortgage Trust,
2,991		Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	2,959
1,500		Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	1,585
		Wachovia Bank Commercial Mortgage Trust,
172		Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	172
119,589		Series 2006-C24, Class XC, IO, VAR, 0.274%, 03/15/45 (e)	236
3,000		Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A, VAR, 2.800%, 03/18/28 (e)	3,003
3,652		Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	3,654
		WFRBS Commercial Mortgage Trust,
1,250		Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	1,365
—	(h)	Series 2012-C6, Class A1, 1.081%, 04/15/45	—	(h)
1,200		Series 2012-C6, Class A4, 3.440%, 04/15/45	1,245
750		Series 2013-C11, Class D, VAR, 4.322%, 03/15/45 (e)	715

		Total Commercial Mortgage-Backed Securities (Cost $103,150)	104,266

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	221

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — 37.3%
		Federal Home Loan Mortgage Corp.,
173		ARM, 1.936%, 05/01/37	182
449		ARM, 2.098%, 08/01/36 - 10/01/36	475
412		ARM, 2.125%, 10/01/36	437
140		ARM, 2.209%, 03/01/35	149
320		ARM, 2.265%, 11/01/36	343
240		ARM, 2.290%, 11/01/36	255
216		ARM, 2.304%, 04/01/34	229
771		ARM, 2.309%, 03/01/37	823
57		ARM, 2.320%, 02/01/37	61
232		ARM, 2.332%, 09/01/36	248
188		ARM, 2.355%, 12/01/33	201
139		ARM, 2.368%, 09/01/37	149
248		ARM, 2.370%, 05/01/36	266
483		ARM, 2.375%, 11/01/36	517
189		ARM, 2.378%, 11/01/36	202
23		ARM, 2.384%, 01/01/30	24
239		ARM, 2.405%, 03/01/36	256
108		ARM, 2.407%, 07/01/37	116
90		ARM, 2.480%, 10/01/37	96
214		ARM, 2.489%, 05/01/38	231
493		ARM, 2.505%, 12/01/35 - 02/01/37	529
560		ARM, 2.506%, 06/01/36	603
285		ARM, 2.664%, 04/01/38	307
144		ARM, 2.667%, 12/01/36	156
135		ARM, 2.689%, 02/01/37	145
899		ARM, 2.785%, 10/01/36	963
100		ARM, 2.826%, 02/01/37	108
486		ARM, 3.054%, 03/01/36	525
237		ARM, 5.045%, 01/01/35	249
28		ARM, 6.335%, 10/01/36	29
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
89		4.500%, 10/01/18	94
108		5.000%, 12/01/18	114
696		5.500%, 06/01/17 - 12/01/22	764
779		6.000%, 06/01/17 - 03/01/22	821
284		6.500%, 02/01/17 - 03/01/22	301
109		7.000%, 03/01/17 - 07/01/17	114
—	(h)	7.500%, 10/01/14	—	(h)
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
2,839		4.000%, 02/01/32	3,013
1,456		5.500%, 05/01/27 - 03/01/28	1,644
446		6.000%, 12/01/22 - 02/01/24	500
969		6.500%, 05/01/22 - 01/01/28	1,105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
177	4.000%, 10/01/33	188
6,179	4.500%, 09/01/40 - 05/01/41	6,708
5,668	5.000%, 08/01/40	6,257
3,510	5.500%, 01/01/33 - 03/01/40	3,913
534	6.000%, 11/01/28 - 12/01/33	608
3,201	6.500%, 05/01/24 - 03/01/38	3,676
911	7.000%, 07/01/29 - 10/01/36	1,030
76	7.500%, 09/01/38	86
27	8.500%, 08/01/30	28
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
1,024	7.500%, 01/01/32 - 12/01/36	1,223
557	10.000%, 10/01/30	634
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
29,674	3.500%, 10/01/32 - 06/01/43	30,677
14,818	4.000%, 09/01/32 - 10/01/42	15,705
1,868	5.500%, 02/01/18 - 12/01/35	2,022
2,936	6.000%, 02/01/33 - 04/01/36	3,202
4,141	6.500%, 11/01/36 - 10/17/38	4,626
71	7.000%, 12/01/14 - 08/01/47	78
44	10.500%, 07/20/21	46
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
5	7.500%, 03/01/17 - 05/01/17	5
2	8.750%, 06/01/17	2
1	10.500%, 05/01/19	1
1	12.000%, 08/01/15 - 07/01/19	1
	Federal National Mortgage Association,
514	ARM, 1.570%, 08/01/34	532
238	ARM, 1.784%, 01/01/33	252
362	ARM, 1.788%, 07/01/33	393
593	ARM, 1.834%, 05/01/35	632
7	ARM, 1.875%, 03/01/19	7
3,513	ARM, 1.899%, 01/01/35 - 02/01/35	3,703
265	ARM, 1.916%, 02/01/35	282
244	ARM, 1.941%, 10/01/34	257
487	ARM, 1.975%, 09/01/36	515
286	ARM, 2.022%, 11/01/37	302
170	ARM, 2.038%, 04/01/34	178
237	ARM, 2.106%, 06/01/34	252
213	ARM, 2.124%, 06/01/35	227
396	ARM, 2.127%, 11/01/33	420
186	ARM, 2.142%, 01/01/36	198
169	ARM, 2.143%, 09/01/35	181

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
300		ARM, 2.153%, 09/01/34	321
300		ARM, 2.155%, 10/01/34	318
265		ARM, 2.175%, 10/01/34	283
333		ARM, 2.180%, 10/01/34	355
123		ARM, 2.220%, 05/01/35	131
283		ARM, 2.241%, 08/01/36	307
76		ARM, 2.252%, 05/01/35	81
53		ARM, 2.262%, 04/01/34	53
234		ARM, 2.267%, 08/01/34	249
310		ARM, 2.269%, 10/01/36	337
291		ARM, 2.270%, 07/01/36	312
658		ARM, 2.275%, 07/01/37	705
216		ARM, 2.276%, 02/01/34	230
88		ARM, 2.277%, 11/01/33	89
112		ARM, 2.295%, 01/01/34	119
415		ARM, 2.321%, 07/01/33	442
128		ARM, 2.332%, 07/01/37	137
273		ARM, 2.335%, 05/01/34	292
715		ARM, 2.338%, 04/01/35	761
471		ARM, 2.345%, 06/01/36	509
461		ARM, 2.354%, 04/01/35	494
494		ARM, 2.362%, 12/01/37	530
101		ARM, 2.428%, 01/01/38	108
306		ARM, 2.454%, 12/01/36	329
243		ARM, 2.475%, 09/01/33	259
442		ARM, 2.505%, 10/01/34	475
256		ARM, 2.519%, 11/01/36	277
218		ARM, 2.560%, 12/01/36	235
18		ARM, 2.614%, 09/01/27	19
204		ARM, 2.678%, 10/01/36	220
5,330		ARM, 2.875%, 03/01/36	5,671
49		ARM, 3.705%, 03/01/29	52
		Federal National Mortgage Association, 15 Year, Single Family,
192		4.500%, 03/01/19	204
1,199		5.000%, 06/01/18 - 08/01/24	1,289
1,806		5.500%, 11/01/18 - 11/01/23	1,938
1,240		6.000%, 06/01/16 - 08/01/22	1,304
985		6.500%, 08/01/16 - 02/01/24	1,073
375		7.000%, 03/01/17 - 08/01/21	396
28		7.500%, 03/01/17 - 10/01/17	29
5		8.000%, 06/01/15 - 01/01/16	5
		Federal National Mortgage Association, 20 Year, Single Family,
9,538		3.500%, 12/01/30 - 08/01/32	10,003
—	(h)	4.500%, 04/01/30	—	(h)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

—	(h)	5.000%, 10/01/25	—	(h)
—	(h)	5.500%, 02/01/23	—	(h)
419		6.000%, 01/01/28 - 09/01/29	473
1,192		6.500%, 05/01/22 - 12/01/27	1,346
36		7.500%, 09/01/21	40
		Federal National Mortgage Association, 30 Year, FHA/VA,
51		6.000%, 09/01/33	56
3,365		6.500%, 02/01/29 - 08/01/39	3,871
129		7.000%, 10/01/28 - 02/01/33	147
51		8.000%, 06/01/28	58
11		8.500%, 03/01/30 - 06/01/30	12
177		9.000%, 05/01/18 - 06/01/31	197
8		10.000%, 07/01/19	8
6		10.500%, 11/01/18	6
15		11.000%, 04/01/19	15
		Federal National Mortgage Association, 30 Year, Single Family,
5,280		3.500%, 03/01/43	5,442
2,200		4.000%, 08/01/33 - 04/01/34	2,337
1,151		4.500%, 05/01/29 - 09/01/34	1,248
1,225		5.000%, 06/01/33 - 05/01/36	1,364
3,989		5.500%, 11/01/32 - 05/01/40	4,506
4,304		6.000%, 12/01/28 - 11/01/38	4,903
3,553		6.500%, 11/01/29 - 09/01/38	4,077
4,139		7.000%, 04/01/20 - 01/01/39	4,711
2,665		7.500%, 08/01/36 - 04/01/39	3,149
736		8.000%, 03/01/27 - 10/01/36	898
86		8.500%, 12/01/27 - 02/01/30	96
—	(h)	9.000%, 04/01/26	—	(h)
7		9.500%, 07/01/28	7
5		10.000%, 02/01/24	6
—	(h)	12.500%, 01/01/16	—	(h)
		Federal National Mortgage Association, Other,
—	(h)	VAR, 0.505%, 01/01/23	—	(h)
—	(h)	VAR, 0.515%, 01/01/23	—	(h)
2,300		VAR, 0.755%, 03/01/22	2,304
4,000		VAR, 0.765%, 04/01/22	4,034
5,000		VAR, 0.775%, 12/01/20	5,000
4,000		VAR, 0.925%, 04/01/22	4,028
3,807		VAR, 0.955%, 03/01/22	3,807
274		VAR, 2.250%, 08/01/34	295
2,408		VAR, 6.070%, 11/01/18	2,598
2,008		10/25/29	2,074
—	(h)	1.519%, 12/01/19	—	(h)
—	(h)	1.632%, 01/01/20	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	223

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
2,000		1.690%, 12/01/19	1,957
1,959		1.808%, 06/01/20	1,927
5,000		2.056%, 01/01/17	4,995
2,830		2.066%, 12/01/20	2,774
20,000		2.077%, 06/01/20	20,021
4,216		2.221%, 01/01/23	4,101
—	(h)	2.273%, 07/01/19	—	(h)
1,689		2.314%, 12/01/22	1,654
8,274		2.418%, 12/01/22 - 01/01/23	8,146
12,335		2.449%, 11/01/22 - 12/01/22	12,134
1,943		2.459%, 11/01/22	1,920
6,000		2.480%, 12/01/22 - 02/01/23	5,928
5,821		2.490%, 11/01/22	5,766
3,386		2.500%, 12/01/22	3,354
6,084		2.542%, 02/01/23	6,022
2,948		2.552%, 09/01/22 - 11/01/22	2,915
5,500		2.583%, 04/01/23	5,413
5,064		2.593%, 10/01/22 - 06/01/23	5,046
13,880		2.604%, 10/01/22 - 05/01/23	13,755
11,672		2.614%, 10/01/22 - 12/01/22	11,638
1,963		2.640%, 04/01/23	1,958
10,320		2.650%, 08/01/22 - 03/01/23	10,299
3,000		2.670%, 07/01/22	3,022
10,640		2.686%, 06/01/22 - 10/01/22	10,698
5,850		2.690%, 07/01/22	5,910
5,770		2.759%, 07/01/22	5,829
2,868		2.831%, 05/01/22	2,914
6,706		2.841%, 03/01/22 - 07/01/22	6,713
7,000		2.852%, 06/01/22	7,082
10,862		2.883%, 06/01/22 - 07/01/22	11,057
5,250		2.924%, 07/01/22	5,358
8,202		2.955%, 05/01/22 - 08/01/22	8,386
8,871		2.996%, 05/01/22 - 09/01/22	9,092
6,644		3.000%, 01/01/43 - 08/01/43	6,613
3,849		3.038%, 05/01/22	3,957
3,000		3.079%, 06/01/22	3,067
2,444		3.089%, 02/01/22	2,527
5,000		3.100%, 05/01/22	5,172
9,831		3.120%, 01/01/22 - 05/01/22	10,195
12,564		3.131%, 12/01/21 - 01/01/22	13,017
2,408		3.182%, 05/01/22	2,497
7,715		3.193%, 01/01/22	8,024
3,662		3.224%, 05/01/22	3,807
2,574		3.230%, 11/01/20	2,709
1,913		3.234%, 01/01/22	1,996
9,374		3.244%, 02/01/22	9,763

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

1,974		3.290%, 10/01/20	2,083
3,806		3.306%, 02/01/22	3,984
5,040		3.348%, 01/01/22	5,292
1,960		3.379%, 11/01/20	2,070
945		3.382%, 10/01/20	1,005
2,912		3.389%, 10/01/20	3,073
4,023		3.461%, 11/01/20	4,257
3,692		3.472%, 10/01/20	3,909
3,600		3.482%, 11/01/20	3,808
6,500		3.490%, 09/01/23	6,867
24,934		3.500%, 02/01/33 - 06/01/43	25,744
8,138		3.544%, 09/01/20 - 11/01/21	8,637
3,752		3.590%, 12/01/20 - 08/01/23	4,030
2,500		3.596%, 12/01/20	2,661
2,836		3.600%, 09/01/20	3,037
6,551		3.621%, 09/01/20	6,983
4,669		3.639%, 12/01/20	4,993
5,321		3.658%, 04/01/18 - 10/01/20	5,683
1,200		3.709%, 10/01/21	1,284
19,193		3.740%, 07/01/20 - 09/01/20	20,612
6,100		3.792%, 07/01/23	6,535
2,915		3.802%, 09/01/20	3,134
—	(h)	3.810%, 01/01/19	—	(h)
1,000		3.864%, 07/01/23	1,075
26,875		3.895%, 01/01/21 - 09/01/21	29,013
2,600		3.926%, 08/01/20	2,784
1,554		3.930%, 07/01/20	1,689
4,000		3.940%, 07/01/21	4,334
6,200		3.957%, 12/01/21	6,647
2,918		3.960%, 08/01/20	3,177
1,876		3.968%, 09/01/20	2,027
2,000		3.980%, 11/01/16	2,020
2,386		3.988%, 07/01/21	2,591
3,000		3.999%, 01/01/21	3,258
26,847		4.000%, 11/01/33 - 07/01/42	28,491
5,000		4.019%, 09/01/21	5,436
1,984		4.061%, 01/01/21	2,159
20,171		4.081%, 07/01/20 - 07/01/21	21,995
5,760		4.102%, 06/01/21 - 07/01/21	6,289
2,282		4.123%, 07/01/21	2,499
2,351		4.130%, 07/01/20	2,577
3,000		4.154%, 06/01/21	3,274
1,600		4.174%, 10/01/20	1,752
3,359		4.185%, 08/01/21	3,693
8,000		4.195%, 07/01/21	8,791
7,761		4.201%, 07/01/20	8,488

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
2,273		4.205%, 10/01/21	2,503
10,966		4.216%, 11/01/26	11,912
1,891		4.257%, 04/01/20	2,072
23,217		4.281%, 01/01/20	25,252
4,536		4.288%, 08/01/21	4,967
4,000		4.290%, 06/01/20	4,417
8,452		4.298%, 03/01/21 - 07/01/21	9,321
897		4.302%, 01/01/21	997
1,471		4.330%, 02/01/21	1,633
3,886		4.350%, 04/01/20	4,299
3,778		4.368%, 04/01/20	4,194
—	(h)	4.369%, 02/01/20	—	(h)
3,965		4.380%, 01/01/21 - 04/01/21	4,406
4,433		4.381%, 06/01/21	4,907
2,000		4.391%, 04/01/21	2,218
6,624		4.399%, 02/01/20	7,334
1,474		4.443%, 04/01/21	1,635
7,648		4.453%, 06/01/21	8,497
2,403		4.464%, 06/01/21	2,671
1,205		4.474%, 07/01/21	1,341
9,000		4.484%, 06/01/21	9,970
1,992		4.495%, 02/01/21	2,214
148		4.500%, 08/01/33	158
5,800		4.546%, 02/01/20	6,427
3,496		4.552%, 08/01/26	3,835
5,913		4.629%, 02/01/21 - 06/01/21	6,580
2,880		4.762%, 08/01/26	3,254
4,799		4.794%, 01/01/21	5,393
1,792		5.000%, 04/01/22 - 01/01/36	1,993
3,934		5.135%, 02/01/31	4,504
1,711		5.500%, 03/01/17 - 04/01/38	1,858
2,310		6.000%, 02/01/36 - 11/01/39	2,531
408		6.500%, 10/01/35 - 06/01/36	466
2,120		7.000%, 12/01/36 - 10/01/46	2,293
8		10.368%, 06/15/21	8
3		11.000%, 08/20/20	3
37		Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	38
		Government National Mortgage Association II, 30 Year, Single Family,
753		5.500%, 09/20/39	838
3,617		6.000%, 09/20/38 - 08/20/39	4,129
2,086		6.500%, 10/20/33 - 01/20/39	2,396
17		7.500%, 02/20/28 - 09/20/28	20
25		8.000%, 06/20/26 - 10/20/27	29
15		8.500%, 03/20/25 - 05/20/25	17

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Government National Mortgage Association II, Other,
3,124	4.433%, 05/20/63	3,425
2,059	4.462%, 05/20/63	2,260
3,082	4.479%, 04/20/63	3,346
243	6.000%, 11/20/38	260
601	Government National Mortgage Association II, Other, 30 Year, Single Family, 6.500%, 09/20/34	652
	Government National Mortgage Association, 15 Year, Single Family,
142	6.000%, 06/15/18	149
17	7.000%, 10/15/16	17
28	7.500%, 11/15/17	30
18	8.000%, 01/15/16	18
	Government National Mortgage Association, 30 Year, Single Family,
79	6.375%, 08/15/26	90
2,133	6.500%, 10/15/27 - 04/15/33	2,452
1,811	7.000%, 09/15/31 - 03/15/37	2,093
61	7.500%, 11/15/22 - 01/15/33	65
7	8.000%, 09/15/22 - 04/15/28	8
6	9.000%, 01/15/31	6
456	9.500%, 10/15/24	513
2	11.000%, 01/15/21	2
	Government National Mortgage Association, Other, 20 Year, Single Family,
410	6.500%, 08/15/22 - 11/15/23	463
45	7.000%, 08/15/23	49

	Total Mortgage Pass-Through Securities (Cost $920,895)	944,741

U.S. Treasury Obligations — 0.3%
	U.S. Treasury Coupon STRIPS,
6,000	2.231%, 05/15/21 (n)	5,217
500	2.424%, 05/15/23 (n)	406
1,000	2.540%, 02/15/23 (n)	819
500	3.179%, 02/15/30 (n)	317
650	5.359%, 11/15/30 (n)	401
500	5.563%, 02/15/29 (n)	329
200	5.714%, 08/15/28 (n)	134
700	U.S. Treasury Notes, 1.750%, 10/31/20	693

	Total U.S. Treasury Obligations (Cost $8,043)	8,316

Loan Assignments — 0.3%
	Financials — 0.3%
	Real Estate Management & Development — 0.3%
1,657	Fiveten Group Holdings Ltd., Revolving Loan, (United Kingdom), VAR, 4.500%, 04/10/15 (i)	1,648

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	225

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Real Estate Management & Development — continued
2,882	Invitation Homes, Revolving Loan, VAR, 3.750%, 03/15/15 (i)	2,867
1,327	Progress Residential LP, Revolving Loan, VAR, 4.000%, 09/04/15 (i)	1,321
2,580	Tricon Capital Group Inc., Revolving Loan, (Canada), VAR, 4.100%, 06/13/15 (i)	2,567

	Total Loan Assignments (Cost $8,446)	8,403

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
37,703	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $37,703)	37,703

	Total Investments — 99.9% (Cost $2,459,603)	2,531,829
	Other Assets in Excess of Liabilities — 0.1%	3,114

	NET ASSETS — 100.0%	$2,534,943

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 7.8%
10,078	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 0.955%, 12/27/22 (e)	10,165
4,497	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.335%, 04/25/36	4,371
	Ally Auto Receivables Trust,
412	Series 2010-4, Class A4, 1.350%, 12/15/15	413
1,289	Series 2010-5, Class A4, 1.750%, 03/15/16	1,292
1,173	Series 2011-4, Class A4, 1.140%, 06/15/16	1,176
4,312	Series 2012-1, Class A4, 1.210%, 07/15/16	4,333
1,052	Series 2012-2, Class A3, 0.740%, 04/15/16	1,053
1,791	Series 2012-2, Class A4, 1.000%, 10/17/16	1,798
7,992	Series 2012-3, Class A4, 1.060%, 02/15/17	8,035
2,171	Series 2012-4, Class A4, 0.800%, 10/16/17	2,172
4,051	Series 2012-5, Class A3, 0.620%, 03/15/17	4,056
1,205	Series 2014-SN1, Class A3, 0.750%, 02/21/17	1,204
	American Credit Acceptance Receivables Trust,
1,321	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	1,323
1,257	Series 2012-3, Class A, 1.640%, 11/15/16 (e)	1,259
2,108	Series 2013-1, Class A, 1.450%, 04/16/18 (e)	2,116
1,644	Series 2013-2, Class A, 1.320%, 02/15/17 (e)	1,647
1,250	Series 2014-1, Class A, 1.140%, 03/12/18 (e)	1,252
4,411	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	4,408
	AmeriCredit Automobile Receivables Trust,
549	Series 2010-B, Class A3, 2.490%, 11/06/17	552
602	Series 2011-5, Class A3, 1.550%, 07/08/16	602
353	Series 2012-1, Class A3, 1.230%, 09/08/16	353
1,105	Series 2012-2, Class A3, 1.050%, 10/11/16	1,106
6,640	Series 2012-3, Class A3, 0.960%, 01/09/17	6,649

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,861	Series 2012-4, Class A3, 0.670%, 06/08/17	1,863
1,644	Series 2013-2, Class A2, 0.530%, 11/08/16	1,645
6,397	Series 2013-4, Class A2, 0.740%, 11/08/16	6,403
603	Series 2014-1, Class A3, 0.900%, 02/08/19	603
4,507	Series 2014-2, Class A3, 0.940%, 02/08/19	4,507
56	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.280%, 08/25/32	49
2,717	Ascentium Equipment Receivables LLC, Series 2012-1A, Class A, 1.830%, 09/15/19 (e)	2,716
1,742	AXIS Equipment Finance Receivables II LLC, Series 2013-1A, Class A, 1.750%, 03/20/17 (e)	1,742
1,277	Bank of America Auto Trust, Series 2012-1, Class A3, 0.780%, 06/15/16	1,278
3,621	Bayview Opportunity Master Fund IIa Trust, Series 2013-8NPL, Class A, VAR, 3.228%, 03/28/33 (e)	3,629
	Bear Stearns Asset-Backed Securities Trust,
502	Series 2003-SD2, Class 2A, VAR, 2.842%, 06/25/43	504
506	Series 2006-SD1, Class A, VAR, 0.525%, 04/25/36	484
7,856	BMW Vehicle Lease Trust, Series 2014-1, Class A3, 0.730%, 02/21/17	7,853
2,082	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	2,074
17,000	Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	17,192
3,841	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	3,858
	Capital Auto Receivables Asset Trust,
5,000	Series 2013-3, Class A2, 1.040%, 11/21/16	5,019
8,077	Series 2013-3, Class A3, 1.310%, 12/20/17	8,137
6,310	Series 2013-4, Class A3, 1.090%, 03/20/18	6,322
1,030	Series 2014-2, Class A3, 1.260%, 05/21/18	1,030
2,068	Series 2014-3, 1.491%, 11/20/18	2,068
3,440	Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.960%, 09/16/19	3,436

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	227

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	CarFinance Capital Auto Trust,
870	Series 2013-1A, Class A, 1.650%, 07/17/17 (e)	872
697	Series 2013-2A, Class A, 1.750%, 11/15/17 (e)	700
5,325	Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	5,337
	CarMax Auto Owner Trust,
8,925	Series 2010-3, Class A4, 1.410%, 02/16/16	8,941
5,464	Series 2011-1, Class A4, 2.160%, 09/15/16	5,499
1,590	Series 2011-2, Class A4, 1.350%, 02/15/17	1,600
3,791	Series 2012-1, Class A3, 0.890%, 09/15/16	3,797
10,000	Series 2012-1, Class A4, 1.250%, 06/15/17	10,064
3,303	Series 2012-3, Class A3, 0.520%, 07/17/17	3,306
5,161	Series 2013-1, Class A3, 0.600%, 10/16/17	5,167
1,804	Series 2013-4, Class A3, 0.800%, 07/16/18	1,801
1,313	Carnow Auto Receivables Trust, Series 2013-1A, Class A, 1.160%, 10/16/17 (e)	1,313
4,437	Centex Home Equity Loan Trust, Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	4,509
20,340	CFC 2012-1 LLC, Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	20,353
6,160	Citibank Credit Card Issuance Trust, Series 2014-A2, 1.020%, 02/22/19	6,147
	CNH Equipment Trust,
3,575	Series 2011-B, Class A4, 1.290%, 09/15/17	3,596
2,210	Series 2012-A, Class A3, 0.940%, 05/15/17	2,213
1,327	Series 2012-B, Class A3, 0.860%, 09/15/17	1,330
2,446	Series 2012-C, Class A3, 0.570%, 12/15/17	2,448
3,425	Series 2013-C, Class A3, 1.020%, 08/15/18	3,440
4,900	Series 2014-B, Class A3, 0.910%, 05/15/19	4,889
10,000	Concord Funding Co. LLC, Series 2013-1, Class A, 2.420%, 02/15/15 (e)	10,019
	Countrywide Asset-Backed Certificates,
1,581	Series 2004-6, Class M1, VAR, 1.055%, 10/25/34	1,504

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

697	Series 2005-6, Class M1, VAR, 0.645%, 12/25/35	694
	CPS Auto Receivables Trust,
1,486	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	1,512
6,368	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	6,454
1,378	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	1,378
1,996	Series 2013-C, Class A, 1.640%, 04/16/18 (e)	2,007
3,718	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	3,734
2,832	Series 2014-A, Class A, 1.210%, 08/15/18 (e)	2,833
5,935	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	5,930
	CPS Auto Trust,
2,357	Series 2012-C, Class A, 1.820%, 12/16/19 (e)	2,381
3,344	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	3,356
	Credit Acceptance Auto Loan Trust,
1,469	Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	1,476
4,537	Series 2012-2A, Class A, 1.520%, 03/16/20 (e)	4,552
92	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	101
417	CSMC Trust, Series 2006-CF1, Class A1, VAR, 0.465%, 11/25/35	414
9,435	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	9,457
5,949	DT Auto Owner Trust, Series 2014-2A, Class A, 0.680%, 08/15/17 (e)	5,947
	Exeter Automobile Receivables Trust,
1,257	Series 2012-2A, Class A, 1.300%, 06/15/17 (e)	1,259
1,412	Series 2013-1A, Class A, 1.290%, 10/16/17 (e)	1,414
5,286	Series 2013-2A, Class A, 1.490%, 11/15/17 (e)	5,305
2,172	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	2,173
14	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.990%, 09/25/29	15
6,558	Fifth Third Auto, Series 2013-1, Class A3, 0.880%, 10/16/17	6,586

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Flagship Credit Auto Trust,
2,103	Series 2013-1, Class A, 1.320%, 04/16/18 (e)	2,106
6,259	Series 2013-2, Class A, 1.940%, 01/15/19 (e)	6,277
4,242	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	4,239
16,044	Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.890%, 09/15/17	16,058
	Ford Credit Auto Owner Trust,
1,822	Series 2012-A, Class A3, 0.840%, 08/15/16	1,825
2,229	Series 2013-A, Class A3, 0.550%, 07/15/17	2,231
8,098	Series 2013-C, Class A3, 0.820%, 12/15/17	8,121
3,511	Series 2014-B, Class A3, 0.900%, 10/15/18	3,520
13,871	GCAT, Series 2014-1A, Class A1, VAR, 3.228%, 07/25/19 (e)	13,876
12,095	GE Capital Credit Card Master Note Trust, Series 2009-4, Class A, 3.800%, 11/15/17	12,181
2,143	GE Equipment Small Ticket LLC, Series 2014-1A, Class A3, 0.950%, 09/25/17 (e)	2,146
6,831	GM Financial Automobile Leasing Trust, Series 2014-1A, Class A3, 1.010%, 05/22/17 (e)	6,835
	GMAT Trust,
3,996	Series 2013-1A, Class A, SUB, 3.967%, 11/25/43 (e)	4,009
3,274	Series 2014-1A, Class A, SUB, 3.721%, 02/25/44 (e)	3,283
8,000	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class A2, 1.147%, 05/16/44 (e)	8,005
	HLSS Servicer Advance Receivables Trust,
14,078	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	14,191
5,486	Series 2014-T1, Class AT1, 1.244%, 01/17/45 (e)	5,491
4	Home Loan Trust, Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	4
	Honda Auto Receivables Owner Trust,
1,472	Series 2012-1, Class A3, 0.770%, 01/15/16	1,474
2,747	Series 2012-1, Class A4, 0.970%, 04/16/18	2,757
2,387	Series 2012-2, Class A3, 0.700%, 02/16/16	2,390
2,492	Series 2014-1, Class A3, 0.670%, 11/21/17	2,485

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,605	Series 2014-2, Class A3, 0.770%, 03/19/18	2,605
	HSBC Home Equity Loan Trust USA,
4,118	Series 2006-1, Class A1, VAR, 0.316%, 01/20/36	4,093
4,280	Series 2006-2, Class A1, VAR, 0.305%, 03/20/36	4,246
4,326	Series 2007-3, Class APT, VAR, 1.356%, 11/20/36	4,325
	Huntington Auto Trust,
3,635	Series 2012-1, Class A3, 0.810%, 09/15/16	3,641
3,840	Series 2012-1, Class A4, 1.180%, 06/15/17	3,867
14,872	Series 2012-2, Class A3, 0.510%, 04/17/17	14,879
	Hyundai Auto Receivables Trust,
12,077	Series 2010-B, Class A4, 1.630%, 03/15/17	12,140
737	Series 2011-B, Class A4, 1.650%, 02/15/17	739
5,436	Series 2012-A, Class A4, 0.950%, 12/15/16	5,453
2,655	Series 2012-B, Class A3, 0.620%, 09/15/16	2,657
4,800	Series 2012-B, Class A4, 0.810%, 03/15/18	4,814
8,462	Series 2013-A, Class A3, 0.560%, 07/17/17	8,471
8,000	Series 2013-A, Class A4, 0.750%, 09/17/18	7,990
784	Series 2014-A, Class A3, 0.790%, 07/16/18	783
3,265	Series 2014-B, Class A3, 0.900%, 12/17/18	3,262
	John Deere Owner Trust,
2,116	Series 2012-A, Class A3, 0.750%, 03/15/16	2,119
1,909	Series 2012-A, Class A4, 0.990%, 06/15/18	1,917
2,326	Series 2014-B, Class A3, 1.070%, 11/15/18	2,325
	LV Tower 52 Issuer LLC,
7,855	Series 2013-1, Class A, 5.500%, 06/15/18 (e) (i)	7,862
10,725	Series 2013-1, Class M, 7.500%, 06/15/18 (e) (i)	10,725
482	Macquarie Equipment Funding Trust, Series 2012-A, Class A2, 0.610%, 04/20/15 (e)	481

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	229

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
4,213	Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A3, 0.680%, 12/15/16	4,216
4,785	Mercedes-Benz Auto Receivables Trust, Series 2013-1, Class A3, 0.780%, 08/15/17	4,797
874	Mid-State Trust, Series 6, Class A1, 7.340%, 07/01/35	938
493	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.405%, 03/25/33	457
615	MSCC Heloc Trust, Series 2007-1, Class A, VAR, 0.255%, 12/25/31	577
3,673	Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 0.997%, 02/15/45 (e)	3,669
1,972	Navitas Equipment Receivables LLC, Series 2013-1, Class A, 1.950%, 11/15/16 (e)	1,972
6,990	NCUA Guaranteed Notes Trust, Series 2010-A1, Class A, VAR, 0.509%, 12/07/20	6,996
6,778	New Residential Advance Receivables Trust, Series 2014-T1, Class A1, 1.274%, 03/15/45 (e)	6,788
1,354	Nissan Auto Lease Trust, Series 2014-A, Class A3, 0.800%, 02/15/17	1,354
	Nissan Auto Receivables Owner Trust,
2,079	Series 2012-A, Class A3, 0.730%, 05/16/16	2,081
2,331	Series 2012-A, Class A4, 1.000%, 07/16/18	2,343
16,141	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	16,117
13,130	NYMT Residential LLC, Series 2013-RP3A, Class NOTE, SUB, 4.850%, 09/25/18 (e) (i)	13,130
5,204	OnDeck Asset Securitization Trust LLC, Series 2014-1A, Class A, 3.150%, 05/17/18 (e)	5,221
	OneMain Financial Issuance Trust,
5,262	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	5,262
11,384	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	11,387
2,684	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 05/15/29 (e)	2,690
22	RASC Trust, Series 2001-KS1, Class AI6, 6.349%, 03/25/32	22
7,272	RBSHD Trust, Series 2013-1A, Class A, SUB, 4.685%, 10/25/47 (e) (i)	7,300
	Santander Drive Auto Receivables Trust,
52	Series 2012-3, Class A3, 1.080%, 04/15/16	52

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

995	Series 2012-5, Class A3, 0.830%, 12/15/16	996
735	Series 2012-6, Class A3, 0.620%, 07/15/16	735
4,738	Series 2012-AA, Class A3, 0.650%, 03/15/17 (e)	4,740
756	Series 2013-3, Class A2, 0.550%, 09/15/16	756
2,901	Series 2013-4, Class A3, 1.110%, 12/15/17	2,914
	SNAAC Auto Receivables Trust,
434	Series 2013-1A, Class A, 1.140%, 07/16/18 (e)	435
1,946	Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	1,945
	SpringCastle America Funding LLC,
4,046	Series 2013-1A, Class A, 4.000%, 04/03/21 (e)	4,063
28,139	Series 2013-1A, Class B, 4.000%, 12/03/24 (e)	28,217
	Springleaf Funding Trust,
16,445	Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	16,566
16,415	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	16,404
2,719	Stanwich Mortgage Loan Co. LLC, Series 2012-NPL4, Class A, 2.981%, 09/15/42 (e)	2,717
4,219	Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 2.981%, 02/16/43 (e)	4,214
4,576	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.555%, 10/15/15 (e)	4,605
9,715	Truman Capital Mortgage Loan Trust, Series 2014-NPL1, Class A1, SUB, 3.228%, 07/25/53 (e)	9,703
3,402	U.S. Residential Opportunity Fund Trust, Series 2014-1A, Class NOTE, SUB, 3.466%, 03/25/34 (e)	3,412
1,488	USAA Auto Owner Trust, Series 2012-1, Class A3, 0.430%, 08/15/16	1,489
	Vericrest Opportunity Loan Transferee LLC,
13,925	Series 2014-NPL4, Class A1, SUB, 3.125%, 04/27/54 (e)	13,925
11,572	Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58 (e)	11,532
15,682	Volkswagen Auto Loan Enhanced Trust, Series 2012-2, Class A3, 0.460%, 01/20/17	15,681

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
3,337		VOLT NPL IX LLC, Series 2013-NPL3, Class A1, SUB, 4.250%, 04/25/53 (e)	3,359
1,154		VOLT NPL X LLC, Series 2013-NPL4, Class A1, SUB, 3.960%, 11/25/53 (e)	1,160
7,361		VOLT XIX LLC, Series 2013-NPL5, Class A1, SUB, 3.625%, 04/25/55 (e)	7,382
7,665		VOLT XV LLC, Series 2014-3A, Class A1, SUB, 3.250%, 05/26/54 (e)	7,716
10,374		VOLT XX LLC, Series 2013-NPL6, Class A1, SUB, 3.625%, 03/25/54 (e)	10,431
11,241		VOLT XXII LLC, Series 2014-NPL1, Class A1, SUB, 3.625%, 10/27/53 (e)	11,260
11,296		VOLT XXIII LLC, Series 2014-NPL2, Class A1, SUB, 3.625%, 11/25/53 (e)	11,329
18,586		VOLT XXIV LLC, Series 2014-NPL3, Class A1, SUB, 3.250%, 11/25/53 (e)	18,623
6,329		Westgate Resorts LLC, Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	6,382
		World Omni Auto Receivables Trust,
3,381		Series 2012-A, Class A3, 0.640%, 02/15/17	3,385
4,750		Series 2012-A, Class A4, 0.850%, 08/15/18	4,766
961		World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/15	962

		Total Asset-Backed Securities (Cost $879,329)	883,641

Collateralized Mortgage Obligations — 7.3%
		Agency CMO — 6.1%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
748		Series 31, Class Z, 8.000%, 04/25/24	851
115		Series 56, Class Z, 7.500%, 09/20/26	135
		Federal Home Loan Mortgage Corp. REMIC,
4		Series 2, Class Z, 9.300%, 03/15/19	5
3		Series 12, Class A, 9.250%, 11/15/19	3
8		Series 16, Class D, 10.000%, 10/15/19	8
15		Series 17, Class I, 9.900%, 10/15/19	17
26		Series 23, Class F, 9.600%, 04/15/20	29
10		Series 26, Class F, 9.500%, 02/15/20	11
2		Series 81, Class A, 8.125%, 11/15/20	2
11		Series 85, Class C, 8.600%, 01/15/21	12
7		Series 99, Class Z, 9.500%, 01/15/21	8
2		Series 159, Class H, 4.500%, 09/15/21	2
3		Series 189, Class D, 6.500%, 10/15/21	3
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	—	(h)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
2	Series 1053, Class G, 7.000%, 03/15/21	3
6	Series 1056, Class KZ, 6.500%, 03/15/21	6
3	Series 1074, Class H, 8.500%, 05/15/21	3
10	Series 1082, Class C, 9.000%, 05/15/21	11
4	Series 1087, Class I, 8.500%, 06/15/21	5
14	Series 1125, Class Z, 8.250%, 08/15/21	16
14	Series 1142, Class IA, 7.000%, 10/15/21	15
2	Series 1169, Class G, 7.000%, 11/15/21	2
24	Series 1343, Class LA, 8.000%, 08/15/22	27
5	Series 1424, Class F, VAR, 1.218%, 11/15/22	5
119	Series 1480, Class LZ, 7.500%, 03/15/23	133
298	Series 1560, Class Z, 7.000%, 08/15/23	330
87	Series 1754, Class Z, 8.500%, 09/15/24	100
248	Series 1779, Class Z, 8.500%, 04/15/25	290
4	Series 1807, Class G, 9.000%, 10/15/20	4
477	Series 1888, Class Z, 7.000%, 08/15/26	534
251	Series 2358, Class PD, 6.000%, 09/15/16	260
322	Series 2363, Class PF, 6.000%, 09/15/16	334
160	Series 2390, Class CH, 5.500%, 12/15/16	164
640	Series 2418, Class MF, 6.000%, 02/15/22	693
87	Series 2425, Class JH, 6.000%, 03/15/17	91
357	Series 2453, Class BD, 6.000%, 05/15/17	378
213	Series 2458, Class OE, 6.000%, 06/15/17	224
149	Series 2496, Class BK, 5.500%, 09/15/17	157
122	Series 2503, Class TG, 5.500%, 09/15/17	129
138	Series 2508, Class AQ, 5.500%, 10/15/17	146
538	Series 2513, Class DB, 5.000%, 10/15/17	565
1,569	Series 2542, Class ES, 5.000%, 12/15/17	1,641
1,508	Series 2546, Class C, 5.000%, 12/15/17	1,586
271	Series 2635, Class MS, IF, IO, 7.595%, 02/15/18	5
2,776	Series 2638, Class JG, 5.000%, 02/15/33	2,926
550	Series 2638, Class MH, 5.000%, 04/15/32	552
86	Series 2643, Class ME, 3.500%, 03/15/18	87
6,328	Series 2682, Class JG, 4.500%, 10/15/23	6,828
172	Series 2692, Class QD, 5.000%, 12/15/22	174
4,244	Series 2707, Class PE, 5.000%, 11/15/18	4,478
1,714	Series 2707, Class XE, 5.000%, 12/15/22	1,724
17,008	Series 2750, Class DE, 4.500%, 02/15/19	17,926
2,055	Series 2761, Class CB, 4.000%, 03/15/19	2,149
1,301	Series 2773, Class OB, 5.000%, 02/15/19	1,345
9,419	Series 2843, Class BC, 5.000%, 08/15/19	10,006
3,333	Series 2864, Class NB, 5.500%, 07/15/33	3,585
2,229	Series 2976, Class HZ, 4.500%, 05/15/35	2,374

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	231

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
4,539	Series 2988, Class TY, 5.500%, 06/15/25	5,031
6,690	Series 2989, Class MU, IF, IO, 6.845%, 07/15/34	1,341
8,926	Series 2989, Class TG, 5.000%, 06/15/25	9,699
722	Series 2995, Class FT, VAR, 0.405%, 05/15/29	723
1,353	Series 3002, Class BN, 5.000%, 07/15/35	1,487
4,872	Series 3005, Class ED, 5.000%, 07/15/25	5,353
170	Series 3005, Class PV, IF, 12.485%, 10/15/33	200
1	Series 3047, Class OB, 5.500%, 12/15/33	1
2,204	Series 3305, Class IW, IF, IO, 6.295%, 04/15/37	341
26,762	Series 3420, Class EI, IO, SUB, 1.120%, 08/15/37	1,511
3,479	Series 3429, Class S, IF, IO, 6.665%, 03/15/38	465
2,511	Series 3546, Class A, VAR, 2.056%, 02/15/39	2,529
3,600	Series 3562, Class KA, 4.000%, 11/15/22	3,655
1,105	Series 3564, Class JA, 4.000%, 01/15/18	1,151
3,874	Series 3572, Class JS, IF, IO, 6.645%, 09/15/39	585
9,819	Series 3609, Class SA, IF, IO, 6.185%, 12/15/39	2,258
3,723	Series 3657, Class NK, 4.000%, 08/15/27	3,765
27,488	Series 3747, Class HI, IO, 4.500%, 07/15/37	2,854
5,696	Series 3784, Class S, IF, IO, 6.445%, 07/15/23	676
12,217	Series 3855, Class AM, 6.500%, 11/15/36	13,711
10,618	Series 3977, Class AB, 3.000%, 09/15/29	11,083
20,812	Series 4141, Class BI, IO, 2.500%, 12/15/27	2,300
30,255	Series 4229, Class MA, 3.500%, 05/15/41	32,021
19,485	Series 4305, Class A, 3.500%, 06/15/48	20,203
18,637	Series 4305, Class KA, 3.000%, 03/15/38	19,348
	Federal National Mortgage Association - ACES,
6,961	Series 2011-M2, Class A1, 2.019%, 04/25/21	7,087
15,808	Series 2012-M8, Class ASQ1, 1.166%, 12/25/19	15,906
3,988	Series 2014-M5, Class FA, VAR, 0.521%, 01/25/17	3,995
2,686	Series 2014-M6, Class FA, VAR, 0.459%, 12/25/17	2,690
	Federal National Mortgage Association REMIC,
6	Series 1988-7, Class Z, 9.250%, 04/25/18	7

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
6	Series 1988-13, Class C, 9.300%, 05/25/18	7
6	Series 1988-15, Class A, 9.000%, 06/25/18	6
6	Series 1988-16, Class B, 9.500%, 06/25/18	6
6	Series 1989-2, Class D, 8.800%, 01/25/19	6
14	Series 1989-27, Class Y, 6.900%, 06/25/19	15
4	Series 1989-54, Class E, 8.400%, 08/25/19	5
4	Series 1989-66, Class J, 7.000%, 09/25/19	4
3	Series 1989-70, Class G, 8.000%, 10/25/19	3
46	Series 1989-72, Class E, 9.350%, 10/25/19	51
7	Series 1989-89, Class H, 9.000%, 11/25/19	8
3	Series 1989-96, Class H, 9.000%, 12/25/19	3
5	Series 1990-7, Class B, 8.500%, 01/25/20	6
4	Series 1990-12, Class G, 4.500%, 02/25/20	5
45	Series 1990-19, Class G, 9.750%, 02/25/20	48
16	Series 1990-58, Class J, 7.000%, 05/25/20	18
18	Series 1990-61, Class H, 7.000%, 06/25/20	20
9	Series 1990-106, Class J, 8.500%, 09/25/20	10
4	Series 1990-109, Class J, 7.000%, 09/25/20	5
10	Series 1990-111, Class Z, 8.750%, 09/25/20	11
4	Series 1990-117, Class E, 8.950%, 10/25/20	5
5	Series 1990-123, Class G, 7.000%, 10/25/20	6
6	Series 1990-132, Class Z, 7.000%, 11/25/20	7
126	Series 1990-137, Class X, 9.000%, 12/25/20	143
1	Series 1991-53, Class J, 7.000%, 05/25/21	1
7	Series 1991-130, Class C, 9.000%, 09/25/21	8
1	Series 1992-96, Class B, PO, 05/25/22	1

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,131	Series 1992-131, Class KB, 8.000%, 08/25/22	1,277
1,014	Series 1992-185, Class L, 8.000%, 10/25/22	1,175
3	Series 1993-165, Class SN, IF, 11.471%, 09/25/23	4
26	Series 1993-235, Class G, PO, 09/25/23	25
1,896	Series 1994-15, Class ZK, 5.500%, 02/25/24	2,045
3,001	Series 1994-43, Class PK, 6.350%, 02/25/24	3,237
2,340	Series 1999-6, Class PB, 6.000%, 03/25/19	2,510
10,528	Series 2001-81, Class HE, 6.500%, 01/25/32	11,656
371	Series 2002-2, Class MG, 6.000%, 02/25/17	388
166	Series 2002-3, Class OG, 6.000%, 02/25/17	172
309	Series 2002-28, Class LD, 6.000%, 05/25/17	321
178	Series 2002-58, Class HC, 5.500%, 09/25/17	186
390	Series 2002-59, Class UC, 5.500%, 09/25/17	409
124	Series 2002-63, Class KC, 5.000%, 10/25/17	130
9,932	Series 2002-64, Class PG, 5.500%, 10/25/32	10,828
624	Series 2003-16, Class LJ, 5.000%, 03/25/18	657
5,807	Series 2003-24, Class PD, 5.000%, 04/25/18	6,084
861	Series 2003-42, Class CI, IO, 6.500%, 05/25/33	156
1,222	Series 2003-49, Class IO, IO, 6.500%, 06/25/33	221
1,497	Series 2003-57, Class IB, IO, 5.000%, 06/25/18	104
888	Series 2003-89, Class DC, 5.000%, 12/25/32	911
1,091	Series 2003-92, Class HP, 4.500%, 09/25/18	1,155
1,227	Series 2003-129, Class ME, 5.000%, 08/25/23	1,282
2,069	Series 2004-53, Class P, 5.500%, 07/25/33	2,141
2,860	Series 2004-60, Class PA, 5.500%, 04/25/34	3,067

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
682	Series 2004-72, Class F, VAR, 0.655%, 09/25/34	689
132	Series 2004-101, Class AR, 5.500%, 01/25/35	143
6,365	Series 2005-19, Class PA, 5.500%, 07/25/34	6,956
424	Series 2005-29, Class QD, 5.000%, 08/25/33	427
2,308	Series 2005-38, Class FK, VAR, 0.455%, 05/25/35	2,314
179	Series 2005-84, Class MB, 5.750%, 10/25/35	200
8,656	Series 2005-87, Class PE, 5.000%, 12/25/33	8,811
4,066	Series 2005-100, Class GC, 5.000%, 12/25/34	4,129
7,405	Series 2006-4, Class PB, 6.000%, 09/25/35	8,027
355	Series 2006-58, Class ST, IF, IO, 6.995%, 07/25/36	92
288	Series 2007-16, Class FC, VAR, 0.905%, 03/25/37	293
632	Series 2007-22, Class SC, IF, IO, 5.925%, 03/25/37	98
6,564	Series 2007-33, Class MS, IF, IO, 6.435%, 04/25/37	974
1,058	Series 2007-54, Class FA, VAR, 0.555%, 06/25/37	1,060
4,763	Series 2007-85, Class SH, IF, IO, 6.345%, 09/25/37	720
1,038	Series 2007-95, Class A1, VAR, 0.405%, 08/27/36	1,038
1,301	Series 2007-106, Class A7, VAR, 6.061%, 10/25/37	1,441
1,020	Series 2008-18, Class SE, IF, IO, 6.115%, 03/25/38	175
499	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	63
730	Series 2008-77, Class VA, 6.000%, 07/25/19	737
1,150	Series 2008-81, Class KA, 5.000%, 10/25/22	1,159
2,405	Series 2008-93, Class AM, 5.500%, 06/25/37	2,577
6,666	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	399
5,060	Series 2009-15, Class AC, 5.500%, 03/25/29	5,582
4,051	Series 2009-29, Class LA, VAR, 2.133%, 05/25/39	3,933

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	233

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
3,121	Series 2009-62, Class HJ, 6.000%, 05/25/39	3,463
13,955	Series 2009-70, Class IN, IO, 4.500%, 08/25/19	856
5,244	Series 2009-108, Class VN, 5.000%, 09/25/39	5,295
17,323	Series 2009-112, Class SW, IF, IO, 6.095%, 01/25/40	2,167
1,953	Series 2010-28, Class NK, 5.000%, 10/25/38	2,003
2,590	Series 2010-58, Class MA, 5.500%, 12/25/38	2,739
4,862	Series 2010-60, Class IO, IO, 4.000%, 06/25/20	383
8,173	Series 2010-64, Class DM, 5.000%, 06/25/40	8,946
1,957	Series 2010-64, Class EH, 5.000%, 10/25/35	2,016
9,766	Series 2010-111, Class AE, 5.500%, 04/25/38	10,407
29,191	Series 2010-126, Class LI, IO, 4.000%, 11/25/40	2,659
3,979	Series 2011-36, Class PA, 4.000%, 02/25/39	4,182
15,200	Series 2011-42, Class DE, 3.250%, 11/25/28	15,669
46,547	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	6,259
8,654	Series 2013-1, Class BA, 3.000%, 02/25/40	8,852
18,199	Series 2013-9, Class CB, 5.500%, 04/25/42	20,353
5,218	Series 2013-55, Class BA, 3.000%, 06/25/37	5,362
25,122	Series 2013-83, Class CA, 3.500%, 10/25/37	26,340
14,729	Series 2013-90, Class DK, 3.500%, 12/25/31	15,463
5,265	Series 2013-96, Class CA, 4.000%, 04/25/41	5,667
14,738	Series 2013-96, ClassYA, 3.500%, 09/25/38	15,342
18,434	Series 2013-96, Class A, 3.500%, 12/25/38	19,125
25,000	Series 2014-23, Class PA, 3.500%, 08/25/36	26,331
8	Series G-11, Class Z, 8.500%, 05/25/21	9
2	Series G-22, Class ZT, 8.000%, 12/25/16	2
406	Series G92-19, Class M, 8.500%, 04/25/22	465

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
17	Series G92-35, Class E, 7.500%, 07/25/22	19
530	Series G92-35, Class EA, 8.000%, 07/25/22	585
7	Series G92-40, Class ZC, 7.000%, 07/25/22	8
38	Series G92-44, Class ZQ, 8.000%, 07/25/22	41
17	Series G92-54, Class ZQ, 7.500%, 09/25/22	18
2,725	Series G92-64, Class J, 8.000%, 11/25/22	3,140
1,150	Series G92-66, Class K, 8.000%, 12/25/22	1,296
998	Series G94-6, Class PJ, 8.000%, 05/17/24	1,148
1	Federal National Mortgage Association REMIC Trust, Series 1995-W3, Class A, 9.000%, 04/25/25	1
	Federal National Mortgage Association STRIPS,
13	Series 108, Class 1, PO, 03/25/20	13
1	Series 268, Class 2, IO, 9.000%, 02/25/23	—	(h)
708	Series 334, Class 13, IO, VAR, 6.000%, 03/25/33	152
757	Series 334, Class 17, IO, VAR, 6.500%, 02/25/33	170
563	Series 334, Class 24, IO, VAR, 5.000%, 02/25/18	36
1,651	Series 334, Class 9, IO, 6.000%, 03/25/33	365
3,430	Series 343, Class 21, IO, 4.000%, 09/25/18	194
1,179	Series 345, Class 22, IO, VAR, 4.500%, 05/25/20	75
795	Series 351, Class 28, IO, VAR, 5.000%, 04/25/19	62
602	Series 356, Class 16, IO, VAR, 5.500%, 06/25/35	107
572	Series 359, Class 16, IO, VAR, 5.500%, 10/25/35	98
701	Series 369, Class 19, IO, VAR, 6.000%, 10/25/36	131
421	Series 369, Class 26, IO, VAR, 6.500%, 10/25/36	81
1,319	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	251
2,213	Series 394, Class C3, IO, 6.500%, 09/25/38	399
7,529	Federal National Mortgage Association Whole Loan, Series 2007-W1, Class 1AF1, VAR, 0.415%, 11/25/46	7,527
	Government National Mortgage Association,
215	Series 2004-32, Class VH, 5.000%, 04/20/22	215

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
968	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	169
10,843	Series 2006-23, Class S, IF, IO, 6.344%, 01/20/36	1,013
21,634	Series 2006-26, Class S, IF, IO, 6.344%, 06/20/36	3,018
13,127	Series 2007-16, Class KU, IF, IO, 6.495%, 04/20/37	1,835
4,018	Series 2008-75, Class SP, IF, IO, 7.315%, 08/20/38	767
5,562	Series 2009-14, Class KS, IF, IO, 6.145%, 03/20/39	718
1,574	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	324
13,415	Series 2009-14, Class SA, IF, IO, 5.924%, 03/20/39	1,793
2,682	Series 2009-45, Class PB, 4.500%, 07/16/33	2,725
9,600	Series 2009-61, Class PD, 5.000%, 03/16/38	10,217
15,128	Series 2009-106, Class XL, IF, IO, 6.595%, 06/20/37	1,950
1,144	Series 2010-14, Class QP, 6.000%, 12/20/39	1,225
9,436	Series 2011-48, Class QA, 5.000%, 08/16/39	10,184
15,222	Series 2012-84, Class AB, 5.000%, 07/16/33	16,204
17,032	Series 2012-96, Class WP, 6.500%, 08/16/42	19,457
4,675	Series 2013-88, Class WA, VAR, 4.984%, 06/20/30	5,087
29,151	Series 2013-H05, Class FB, VAR, 0.556%, 02/20/62	29,162
	NCUA Guaranteed Notes Trust,
14,197	Series 2010-R3, Class 1A, VAR, 0.717%, 12/08/20	14,302
5,644	Series 2010-R3, Class 3A, 2.400%, 12/08/20	5,705
8	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	9

		690,010

	Non-Agency CMO — 1.2%
92	Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	96
	Banc of America Mortgage Trust,
1,769	Series 2004-4, Class 4A1, 4.750%, 05/25/19	1,817

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
1,852	Series 2004-5, Class 4A1, 4.750%, 06/25/19	1,874
3,183	Series 2005-1, Class 2A1, 5.000%, 02/25/20	3,280
	BCAP LLC Trust,
2,694	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	2,793
467	Series 2010-RR10, Class 4A5, VAR, 1.655%, 09/27/37 (e)	467
2,791	Series 2010-RR6, Class 8A6, VAR, 5.500%, 08/26/36 (e)	2,938
4,287	Series 2010-RR9, Class 1A3, VAR, 2.633%, 08/28/37 (e)	4,302
553	Series 2011-RR2, Class 3A3, VAR, 2.685%, 11/21/35 (e)	552
5,596	Series 2013-RR4, Class A4A2, 2.000%, 02/13/51 (e)	5,486
168	Bear Stearns ARM Trust, Series 2003-7, Class 3A, VAR, 2.423%, 10/25/33	169
	CAM Mortgage Trust,
945	Series 2014-1, Class A, SUB, 3.352%, 12/15/53 (e)	945
1,877	Series 2014-2, Class A, SUB, 2.600%, 05/15/48 (e)	1,877
	CHL Mortgage Pass-Through Trust,
888	Series 2003-J15, Class 3A1, 5.000%, 01/25/19	907
305	Series 2004-8, Class 2A1, 4.500%, 06/25/19	315
596	Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.000%, 02/25/21	619
	Citigroup Mortgage Loan Trust,
4,614	Series 2008-AR4, Class 1A1A, VAR, 2.734%, 11/25/38 (e)	4,634
6,914	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	7,112
	Citigroup Mortgage Loan Trust, Inc.,
418	Series 2003-UP3, Class A1, 7.000%, 09/25/33	431
1,773	Series 2004-UST1, Class A6, VAR, 2.616%, 08/25/34	1,726
	Credit Suisse First Boston Mortgage Securities Corp.,
335	Series 2003-17, Class 2A6, 3.500%, 07/25/18	335
840	Series 2003-23, Class 8A1, 5.000%, 09/25/18	855

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	235

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
1,403	Series 2004-8, Class 6A1, 4.500%, 12/25/19	1,427
1,773	CSMC, Series 2010-1R, Class 9A1, VAR, 2.796%, 06/27/37 (e)	1,787
766	CSMC Mortgage-Backed Trust, Series 2007-5, Class 5A5, VAR, 5.344%, 12/25/14	771
1,206	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	1,218
1,350	First Horizon Mortgage Pass-Through Trust, Series 2004-7, Class 2A1, 4.750%, 12/25/19	1,359
3,386	GMACM Mortgage Loan Trust, Series 2003-AR1, Class A4, VAR, 2.911%, 10/19/33	3,375
7,565	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e) (i)	7,407
2,764	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.515%, 02/25/35	2,672
	JP Morgan Mortgage Trust,
3,330	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	3,375
4,486	Series 2006-A2, Class 4A1, VAR, 2.495%, 08/25/34	4,482
4	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	4
	MASTR Alternative Loan Trust,
137	Series 2004-8, Class 6A1, 5.500%, 09/25/19	142
1,920	Series 2004-8, Class 7A1, 5.000%, 09/25/19	1,951
	MASTR Asset Securitization Trust,
385	Series 2002-7, Class 1A1, 5.500%, 11/25/17	397
826	Series 2003-2, Class 1A1, 5.000%, 03/25/18	831
489	Series 2003-11, Class 10A1, 5.000%, 12/25/18	491
1,163	Series 2004-6, Class 6A1, 4.500%, 07/25/19	1,169
2	ML Trust XLIV, Series 44, Class G, 9.000%, 08/20/20	2
144	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	147
	Nomura Asset Acceptance Corp. Alternative Loan Trust,
772	Series 2005-AR1, Class 1A1, VAR, 2.582%, 02/25/35	774

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — continued
174		Series 2005-AR2, Class 3A1, VAR, 0.405%, 05/25/35	173
2,147		Series 2005-AR6, Class 4A1, VAR, 0.415%, 12/25/35	994
—	(h)	PaineWebber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	—	(h)
1,599		Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	1,617
614		RALI Trust, Series 2003-QS1, Class A6, 4.250%, 01/25/33	616
23		RAMP Trust, Series 2004-SL1, Class A5, 6.000%, 11/25/31	23
2,935		RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	2,939
		Springleaf Mortgage Loan Trust,
6,125		Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	6,214
3,853		Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	3,851
2,650		Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	2,641
3,731		Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	3,722
15,000		Station Place Securitization Trust, Series 2013-1, Class A, VAR, 1.377%, 02/25/15	15,000
2,518		WaMu Mortgage Pass-Through Certificates, Series 2003-S10, Class A4, 4.500%, 10/25/18	2,578
5,192		Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	5,220
		Wells Fargo Mortgage-Backed Securities Trust,
1,373		Series 2003-K, Class 1A1, VAR, 2.491%, 11/25/33	1,398
22		Series 2003-K, Class 1A2, VAR, 2.491%, 11/25/33	22
3,488		Series 2003-M, Class A1, VAR, 2.619%, 12/25/33	3,516
1,312		Series 2004-EE, Class 2A2, VAR, 2.612%, 12/25/34	1,343
1,783		Series 2004-EE, Class 3A2, VAR, 2.533%, 12/25/34	1,818
1,735		Series 2004-O, Class A1, VAR, 2.615%, 08/25/34	1,770

			132,766

		Total Collateralized Mortgage Obligations (Cost $817,250)	822,776

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — 4.4%
	A10 Securitization LLC,
2,677	Series 2012-1, Class A, 3.492%, 04/15/24 (e)	2,684
3,818	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	3,830
	A10 Term Asset Financing LLC,
11,265	Series 2013-2, Class A, 2.620%, 11/15/27 (e)	11,252
2,992	Series 2014-1, Class A1, 1.720%, 04/15/33 (e)	2,994
	Banc of America Commercial Mortgage Trust,
15,534	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	16,605
10,555	Series 2006-4, Class AM, 5.675%, 07/10/46	11,422
12,666	Series 2006-5, Class A4, 5.414%, 09/10/47	13,495
17,974	Banc of America Large Loan Trust, Series 2009-FDG, Class A, VAR, 5.204%, 01/25/42 (e)	19,287
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
6,500	Series 2004-3, Class D, VAR, 5.632%, 06/10/39	6,854
4,355	Series 2005-6, Class B, VAR, 5.349%, 09/10/47	4,545
	Bear Stearns Commercial Mortgage Securities Trust,
1,304	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,304
2,524	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	2,567
10,000	CD Commercial Mortgage Trust, Series 2005-CD1, Class AJ, VAR, 5.399%, 07/15/44	10,371
	COBALT CMBS Commercial Mortgage Trust,
11,487	Series 2006-C1, Class A4, 5.223%, 08/15/48	12,243
19,897	Series 2006-C1, Class AM, 5.254%, 08/15/48	20,441
	COMM Mortgage Trust,
15,000	Series 2005-LP5, Class B, VAR, 5.105%, 05/10/43	15,327
4,225	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	4,332
590	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.301%, 01/17/32	590
17,224	Commercial Mortgage Trust, Series 2006-GG7, Class A4, VAR, 6.014%, 07/10/38	18,345

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

15,315	Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A3, VAR, 5.857%, 03/15/39	16,130
	DBRR Trust,
13,173	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	13,146
7,269	Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	7,324
3,458	First Union-Lehman Brothers-Bank of America Commercial Mortgage Pass-Through Certificates, Series 1998-C2, Class G, VAR, 7.000%, 11/18/35 (e)	3,491
65	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2004-C2, Class A4, VAR, 5.301%, 08/10/38	65
14,770	GS Mortgage Securities Trust, Series 2006-GG8, Class AM, 5.591%, 11/10/39	15,895
	JP Morgan Chase Commercial Mortgage Securities Trust,
4,840	Series 2005-LDP5, Class B, VAR, 5.559%, 12/15/44	5,054
7,455	Series 2006-CB17, Class A4, 5.429%, 12/12/43	7,961
6,890	Series 2006-LDP9, Class AM, 5.372%, 05/15/47	7,195
3,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	3,014
10,517	Series 2010-C1, Class A1, 3.853%, 06/15/43 (e)	10,703
	LB-UBS Commercial Mortgage Trust,
11,215	Series 2005-C2, Class A5, VAR, 5.150%, 04/15/30	11,343
2,930	Series 2006-C3, Class AM, VAR, 5.712%, 03/15/39	3,112
11,548	Series 2007-C2, Class A3, 5.430%, 02/15/40	12,574
3,766	Series 2007-C7, Class A3, VAR, 5.866%, 09/15/45	4,189
4,900	Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM, VAR, 5.862%, 05/12/39	5,215
	ML-CFC Commercial Mortgage Trust,
19,050	Series 2006-3, Class AM, VAR, 5.456%, 07/12/46	20,460
15,096	Series 2007-9, Class AMA, VAR, 5.853%, 09/12/49	16,566
	Morgan Stanley Capital I Trust,
5,796	Series 2005-HQ5, Class C, VAR, 5.302%, 01/14/42	5,871

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	237

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
10,000	Series 2006-IQ12, Class AM, 5.370%, 12/15/43	10,781
8,887	Series 2006-IQ12, Class AMFX, 5.370%, 12/15/43	9,560
	Morgan Stanley Re-REMIC Trust,
14,111	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	14,151
10,638	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	10,691
	NCUA Guaranteed Notes Trust,
12,664	Series 2010-C1, Class A1, 1.600%, 10/29/20	12,715
2,040	Series 2010-C1, Class APT, 2.650%, 10/29/20	2,075
6,256	NorthStar, (Cayman Islands), Series 2013-1A, Class A, VAR, 2.005%, 08/25/29 (e)	6,262
9,203	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.355%, 08/25/29 (e)	9,212
3,351	ORES NPL LLC, Series 2013-LV2, Class A, 3.081%, 09/25/25 (e)	3,351
6,417	TIAA CMBS I Trust, Series 2001-C1A, Class J, 5.770%, 06/19/33 (e)	6,416
	TIAA Seasoned Commercial Mortgage Trust,
4,388	Series 2007-C4, Class A3, VAR, 5.560%, 08/15/39	4,424
27,750	Series 2007-C4, Class AJ, VAR, 5.560%, 08/15/39	28,994
	Wachovia Bank Commercial Mortgage Trust,
1,293	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	1,293
20,957	Series 2005-C22, Class AM, VAR, 5.505%, 12/15/44	21,948
7,163	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	7,167
2,980	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	2,996

	Total Commercial Mortgage-Backed Securities (Cost $511,118)	499,832

Corporate Bonds — 19.8%
	Consumer Discretionary — 1.1%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
2,025	1.400%, 11/02/17	2,018
4,050	2.600%, 12/01/16	4,188
525	5.500%, 01/15/16	559

		6,765

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — 0.2%
	Daimler Finance North America LLC,
1,262	1.125%, 03/10/17 (e)	1,260
2,950	1.250%, 01/11/16 (e)	2,973
1,088	1.300%, 07/31/15 (e)	1,096
2,210	1.375%, 08/01/17 (e)	2,208
4,250	1.450%, 08/01/16 (e)	4,291
3,365	1.650%, 04/10/15 (e)	3,388
3,350	2.300%, 01/09/15 (e)	3,372
385	2.625%, 09/15/16 (e)	397

		18,985

	Media — 0.7%
	21st Century Fox America, Inc.,
360	5.300%, 12/15/14	365
1,495	7.600%, 10/11/15	1,597
315	8.000%, 10/17/16	360
	CBS Corp.,
1,500	1.950%, 07/01/17	1,523
3,500	2.300%, 08/15/19	3,481
	Comcast Corp.,
675	4.950%, 06/15/16	725
1,685	5.850%, 11/15/15	1,793
1,950	5.875%, 02/15/18	2,233
1,370	5.900%, 03/15/16	1,478
416	6.500%, 01/15/17	469
	Cox Communications, Inc.,
1,988	5.450%, 12/15/14	2,016
505	5.500%, 10/01/15	530
1,190	5.875%, 12/01/16 (e)	1,307
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6,855	1.750%, 01/15/18	6,865
4,030	2.400%, 03/15/17	4,144
2,832	3.125%, 02/15/16	2,926
1,813	3.500%, 03/01/16	1,884
1,205	Discovery Communications LLC, 3.700%, 06/01/15	1,234
4,907	Grupo Televisa S.A.B., (Mexico), 6.000%, 05/15/18	5,544
10,625	NBCUniversal Media LLC, 2.875%, 04/01/16	10,987
	Thomson Reuters Corp., (Canada),
5,215	0.875%, 05/23/16	5,212
1,550	1.300%, 02/23/17	1,551
3,886	Time Warner Cable, Inc., 5.850%, 05/01/17	4,339
	Time Warner, Inc.,
1,336	3.150%, 07/15/15	1,367
2,629	5.875%, 11/15/16	2,900

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
	Viacom, Inc.,
1,935	1.250%, 02/27/15	1,942
1,133	2.200%, 04/01/19	1,131
4,700	2.500%, 12/15/16	4,841
653	2.500%, 09/01/18	665
1,675	6.250%, 04/30/16	1,821
	Walt Disney Co. (The),
2,910	Series E, 0.875%, 12/01/14	2,914
1,696	0.875%, 05/30/17	1,688

		81,832

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
851	5.900%, 12/01/16	942
1,485	7.450%, 07/15/17	1,728
1,090	7.875%, 07/15/15	1,158
645	Target Corp., 2.300%, 06/26/19	652

		4,480

	Specialty Retail — 0.1%
485	AutoZone, Inc., 5.750%, 01/15/15	494
2,155	Home Depot, Inc. (The), 2.250%, 09/10/18	2,205
	Lowe’s Cos., Inc.,
2,868	1.625%, 04/15/17	2,900
105	5.000%, 10/15/15	110

		5,709

	Total Consumer Discretionary	117,771

	Consumer Staples — 0.9%
	Beverages — 0.4%
5,847	Anheuser-Busch Cos. LLC, 5.050%, 10/15/16	6,350
	Anheuser-Busch InBev Finance, Inc.,
3,335	0.800%, 01/15/16	3,351
2,375	1.125%, 01/27/17	2,395
1,550	1.250%, 01/17/18	1,539
	Anheuser-Busch InBev Worldwide, Inc.,
755	0.800%, 07/15/15	758
1,371	5.375%, 11/15/14 (e)	1,384
3,400	Beam Suntory, Inc., 1.875%, 05/15/17	3,422
	Coca-Cola Co. (The),
1,385	1.500%, 11/15/15	1,402
1,773	1.800%, 09/01/16	1,814
461	Diageo Capital plc, (United Kingdom), 1.500%, 05/11/17	466
	Diageo Finance B.V., (Netherlands),
1,792	3.250%, 01/15/15	1,811
400	5.300%, 10/28/15	422

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
1,525	Dr. Pepper Snapple Group, Inc., 2.900%, 01/15/16	1,571
3,745	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	3,732
2,250	PepsiCo, Inc., 0.700%, 02/26/16	2,255
	SABMiller Holdings, Inc.,
3,240	1.850%, 01/15/15 (e)	3,256
630	2.450%, 01/15/17 (e)	649
3,069	SABMiller plc, (United Kingdom), 6.500%, 07/01/16 (e)	3,367

		39,944

	Food & Staples Retailing — 0.2%
	CVS Caremark Corp.,
3,125	2.250%, 12/05/18	3,157
2,370	3.250%, 05/18/15	2,417
	Kroger Co. (The),
2,835	2.200%, 01/15/17	2,904
4,765	2.300%, 01/15/19	4,797
890	3.900%, 10/01/15	920
1,200	4.950%, 01/15/15	1,220
500	6.400%, 08/15/17	570
3,055	Walgreen Co., 1.800%, 09/15/17	3,077
1,900	Wal-Mart Stores, Inc., 2.250%, 07/08/15	1,932

		20,994

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
1,180	3.200%, 06/15/17	1,226
2,495	4.100%, 03/15/16	2,607
500	5.100%, 07/15/15	519
	Cargill, Inc.,
3,345	1.900%, 03/01/17 (e)	3,401
275	6.000%, 11/27/17 (e)	312
	ConAgra Foods, Inc.,
2,480	1.300%, 01/25/16	2,497
1,529	1.350%, 09/10/15	1,538
1,190	General Mills, Inc., 0.875%, 01/29/16	1,193
	Kellogg Co.,
729	1.750%, 05/17/17	738
3,095	1.875%, 11/17/16	3,148
1,200	3.250%, 05/21/18	1,261
3,265	4.450%, 05/30/16	3,466
	Kraft Foods Group, Inc.,
143	2.250%, 06/05/17	146
1,340	6.125%, 08/23/18	1,547

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	239

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — continued
	Mondelez International, Inc.,
7,265	2.250%, 02/01/19	7,276
2,145	4.125%, 02/09/16	2,245
2,365	Nabisco, Inc., 7.550%, 06/15/15	2,495
	Tyson Foods, Inc.,
1,714	2.650%, 08/15/19	1,737
2,130	6.600%, 04/01/16	2,315

		39,667

	Household Products — 0.0% (g)
425	Clorox Co. (The), 5.000%, 01/15/15	432

	Total Consumer Staples	101,037

	Energy — 1.7%
	Energy Equipment & Services — 0.4%
8,168	Halliburton Co., 1.000%, 08/01/16	8,215
5,405	Nabors Industries, Inc., 6.150%, 02/15/18	6,147
902	National Oilwell Varco, Inc., 1.350%, 12/01/17	901
	Noble Holding International Ltd., (Cayman Islands),
3,093	2.500%, 03/15/17	3,163
2,450	3.450%, 08/01/15	2,510
2,700	Pride International, Inc., 8.500%, 06/15/19	3,405
1,901	Schlumberger Investment S.A., (Luxembourg), 1.250%, 08/01/17 (e)	1,901
	Transocean, Inc., (Cayman Islands),
4,980	2.500%, 10/15/17	5,039
650	4.950%, 11/15/15	680
1,300	6.000%, 03/15/18	1,447
370	7.375%, 04/15/18	428
1,750	Weatherford International LLC, 6.350%, 06/15/17	1,973
	Weatherford International Ltd., (Bermuda),
535	5.500%, 02/15/16	569
1,160	9.625%, 03/01/19	1,506

		37,884

	Oil, Gas & Consumable Fuels — 1.3%
5,529	Anadarko Petroleum Corp., 5.950%, 09/15/16	6,070
	Apache Corp.,
3,990	1.750%, 04/15/17	4,047
1,030	5.625%, 01/15/17	1,137
1,795	BG Energy Capital plc, (United Kingdom), 2.875%, 10/15/16 (e)	1,861
	Boardwalk Pipelines LP,
1,550	5.200%, 06/01/18	1,641

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
2,160	5.500%, 02/01/17	2,342
	BP Capital Markets plc, (United Kingdom),
5,119	0.700%, 11/06/15	5,129
7,802	1.375%, 11/06/17	7,788
2,935	1.846%, 05/05/17	2,988
4,040	3.200%, 03/11/16	4,200
4,975	3.875%, 03/10/15	5,066
	Canadian Natural Resources Ltd., (Canada),
1,288	1.450%, 11/14/14	1,291
3,660	4.900%, 12/01/14	3,700
1,520	5.700%, 05/15/17	1,692
965	5.900%, 02/01/18	1,094
800	Chevron Corp., 1.718%, 06/24/18	805
6,264	CNOOC Nexen Finance 2014 ULC, (Canada), 1.625%, 04/30/17	6,284
1,065	ConocoPhillips, 6.650%, 07/15/18	1,255
1,400	ConocoPhillips Co., 1.050%, 12/15/17	1,387
	Devon Energy Corp.,
4,225	1.200%, 12/15/16	4,242
3,186	1.875%, 05/15/17	3,235
	Enterprise Products Operating LLC,
698	Series L, 6.300%, 09/15/17	798
9,037	Series N, 6.500%, 01/31/19	10,696
	EOG Resources, Inc.,
1,662	2.500%, 02/01/16	1,704
685	5.625%, 06/01/19	792
1,500	Magellan Midstream Partners LP, 6.550%, 07/15/19	1,774
	Marathon Oil Corp.,
6,163	0.900%, 11/01/15	6,179
1,195	6.000%, 10/01/17	1,358
1,115	Marathon Petroleum Corp., 3.500%, 03/01/16	1,158
	Occidental Petroleum Corp.,
365	1.500%, 02/15/18	364
1,075	1.750%, 02/15/17	1,092
4,766	PC Financial Partnership, 5.000%, 11/15/14	4,809
3,590	Petrobras Global Finance B.V., (Netherlands), 3.250%, 03/17/17	3,672
	Petrobras International Finance Co., (Cayman Islands),
7,542	3.500%, 02/06/17	7,724
1,645	3.875%, 01/27/16	1,691
3,300	6.125%, 10/06/16	3,575
2,560	Petroleos Mexicanos, (Mexico), 3.125%, 01/23/19 (e)	2,661

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
2,091	Phillips 66, 2.950%, 05/01/17	2,185
	Plains All American Pipeline LP/PAA Finance Corp.,
2,547	6.125%, 01/15/17	2,839
5,505	6.500%, 05/01/18	6,397
1,000	Spectra Energy Capital LLC, 6.200%, 04/15/18	1,143
929	Spectra Energy Partners LP, 2.950%, 09/25/18	963
	Statoil ASA, (Norway),
235	1.800%, 11/23/16	240
548	1.950%, 11/08/18	553
1,379	3.125%, 08/17/17	1,454
815	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	940
2,455	Talisman Energy, Inc., (Canada), 5.125%, 05/15/15	2,532
3,990	Texas Eastern Transmission LP, 6.000%, 09/15/17 (e)	4,467
	Total Capital International S.A., (France),
288	0.750%, 01/25/16	289
508	1.000%, 08/12/16	513
924	1.500%, 02/17/17	934
716	1.550%, 06/28/17	724
3,237	Total Capital S.A., (France), 3.000%, 06/24/15	3,307
	TransCanada PipeLines Ltd., (Canada),
785	0.750%, 01/15/16	786
400	3.400%, 06/01/15	409
525	6.500%, 08/15/18	618
249	7.690%, 06/30/16	279
1,195	Valero Energy Corp., 6.125%, 06/15/17	1,348

		150,221

	Total Energy	188,105

	Financials — 10.9%
	Banks — 4.5%
6,346	ABN AMRO Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	6,446
1,200	American Express Bank FSB, 6.000%, 09/13/17	1,360
1,896	ANZ New Zealand International Ltd., (New Zealand), 3.125%, 08/10/15 (e)	1,941
	Australia & New Zealand Banking Group Ltd., (Australia),
1,378	1.875%, 10/06/17	1,397
2,800	Reg. S, 3.250%, 03/01/16	2,907

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
1,700	3.250%, 03/01/16 (e)	1,765
	Bank of America Corp.,
4,720	Series L, 1.350%, 11/21/16	4,735
2,765	1.700%, 08/25/17	2,768
18,765	2.000%, 01/11/18	18,848
4,070	2.600%, 01/15/19	4,110
5,325	Series L, 2.650%, 04/01/19	5,379
3,715	3.625%, 03/17/16	3,862
3,455	Series 1, 3.750%, 07/12/16	3,622
2,315	3.875%, 03/22/17	2,458
3,000	4.500%, 04/01/15	3,069
570	4.750%, 08/01/15	591
968	Series C, 5.000%, 01/15/15	984
4,750	Series B, 5.300%, 09/30/15	4,989
4,455	5.625%, 10/14/16	4,859
1,500	Series L, 5.650%, 05/01/18	1,687
4,203	5.750%, 12/01/17	4,715
11,010	6.000%, 09/01/17	12,358
4,105	6.400%, 08/28/17	4,664
4,530	6.500%, 08/01/16	4,979
7,761	6.875%, 04/25/18	9,049
1,810	7.625%, 06/01/19	2,216
	Bank of Montreal, (Canada),
3,325	0.800%, 11/06/15	3,338
6,034	1.300%, 10/31/14 (e)	6,044
	Bank of Nova Scotia (The), (Canada),
325	0.750%, 10/09/15	326
1,390	1.375%, 12/18/17	1,383
5,236	1.650%, 10/29/15 (e)	5,309
230	2.550%, 01/12/17	238
1,645	2.900%, 03/29/16	1,703
5,300	3.400%, 01/22/15	5,363
	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan),
2,640	1.550%, 09/09/16 (e)	2,666
1,000	2.700%, 09/09/18 (e)	1,030
3,905	3.850%, 01/22/15 (e)	3,960
2,935	Banque Federative du Credit Mutuel S.A., (France), 1.700%, 01/20/17 (e)	2,952
	Barclays Bank plc, (United Kingdom),
10,925	2.500%, 09/21/15 (e)	11,158
5,250	2.750%, 02/23/15	5,306
1,250	Series 1, 5.000%, 09/22/16	1,350
	BB&T Corp.,
673	1.450%, 01/12/18	670

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	241

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
6,720	1.600%, 08/15/17	6,756
2,230	2.150%, 03/22/17	2,280
11,035	3.200%, 03/15/16	11,435
312	3.950%, 04/29/16	328
1,878	5.200%, 12/23/15	1,983
1,684	BNZ International Funding Ltd., (New Zealand), 2.350%, 03/04/19 (e)	1,692
675	Branch Banking & Trust Co., 1.050%, 12/01/16	676
	Canadian Imperial Bank of Commerce, (Canada),
2,330	2.350%, 12/11/15	2,382
3,000	2.600%, 07/02/15 (e)	3,056
2,000	Capital One Bank USA N.A., 2.250%, 02/13/19	2,005
	Citigroup, Inc.,
2,280	1.550%, 08/14/17	2,275
3,455	1.700%, 07/25/16	3,496
4,077	1.750%, 05/01/18	4,058
4,170	2.500%, 09/26/18	4,233
6,381	3.953%, 06/15/16	6,708
12,570	4.450%, 01/10/17	13,478
1,743	4.700%, 05/29/15	1,796
5,621	4.750%, 05/19/15	5,786
162	5.500%, 10/15/14	163
600	5.850%, 08/02/16	654
8,080	6.010%, 01/15/15	8,243
5,349	6.125%, 11/21/17	6,068
2,800	6.125%, 05/15/18	3,211
2,040	Comerica, Inc., 3.000%, 09/16/15	2,088
1,450	Commonwealth Bank of Australia, (Australia), 1.900%, 09/18/17	1,470
10,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 3.200%, 03/11/15 (e)	10,148
12,209	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	12,425
	Fifth Third Bancorp,
470	2.300%, 03/01/19	472
7,487	3.625%, 01/25/16	7,789
	Fifth Third Bank,
2,250	1.350%, 06/01/17	2,252
600	1.450%, 02/28/18	596
2,840	2.375%, 04/25/19	2,865
5,524	HSBC Bank plc, (United Kingdom), 1.500%, 05/15/18 (e)	5,472

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
1,560	KeyBank N.A., 1.650%, 02/01/18	1,562
10,775	KeyCorp, 3.750%, 08/13/15	11,096
2,850	Manufacturers & Traders Trust Co., 1.450%, 03/07/18	2,827
1,000	Mizuho Bank Ltd., (Japan), 2.450%, 04/16/19 (e)	1,007
	National Australia Bank Ltd., (Australia),
1,900	2.250%, 07/01/19 (e)	1,901
960	2.750%, 09/28/15 (e)	982
900	2.750%, 03/09/17	937
3,107	3.000%, 07/27/16 (e)	3,235
2,340	3.750%, 03/02/15 (e)	2,379
1,500	National City Bank, 5.800%, 06/07/17	1,678
8,246	National City Corp., 4.900%, 01/15/15	8,379
6,450	Nordea Bank AB, (Sweden), 3.125%, 03/20/17 (e)	6,753
5,765	Oversea-Chinese Banking Corp., Ltd., (Singapore), 1.625%, 03/13/15 (e)	5,793
	PNC Funding Corp.,
8,928	2.700%, 09/19/16	9,236
2,045	3.625%, 02/08/15	2,074
2,155	4.250%, 09/21/15	2,241
	Royal Bank of Canada, (Canada),
490	0.800%, 10/30/15	492
890	1.500%, 01/16/18	892
3,500	2.200%, 07/27/18	3,572
12,250	2.300%, 07/20/16	12,608
884	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	885
	SunTrust Banks, Inc.,
5,560	3.500%, 01/20/17	5,855
8,531	3.600%, 04/15/16	8,900
	Toronto-Dominion Bank (The), (Canada),
3,200	1.500%, 03/13/17 (e)	3,235
6,100	2.200%, 07/29/15 (e)	6,200
	U.S. Bancorp,
3,495	1.650%, 05/15/17	3,540
1,705	2.450%, 07/27/15	1,737
5,938	2.875%, 11/20/14	5,971
	Wachovia Corp.,
22,005	5.625%, 10/15/16	24,070
2,165	5.750%, 06/15/17	2,426
6,317	5.750%, 02/01/18	7,180
	Wells Fargo & Co.,
3,050	1.150%, 06/02/17	3,041
1,310	1.250%, 02/13/15	1,316

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
1,750	1.250%, 07/20/16	1,764
1,751	1.500%, 07/01/15	1,768
6,780	2.125%, 04/22/19	6,779
1,040	2.625%, 12/15/16	1,079
560	5.000%, 11/15/14	565
5,185	SUB, 3.676%, 06/15/16	5,452
	Wells Fargo Bank N.A.,
4,310	Series AI, 4.750%, 02/09/15	4,393
1,500	5.000%, 08/15/15	1,565
3,375	5.600%, 03/15/16	3,622
	Westpac Banking Corp., (Australia),
3,106	3.000%, 08/04/15	3,182
7,973	3.000%, 12/09/15	8,221
4,790	4.200%, 02/27/15	4,879

		504,162

	Capital Markets — 2.6%
	Bank of New York Mellon Corp. (The),
1,324	0.700%, 10/23/15	1,327
1,961	1.200%, 02/20/15	1,968
1,405	1.300%, 01/25/18	1,395
610	2.200%, 03/04/19	615
1,100	Series G, 2.200%, 05/15/19	1,106
2,113	2.300%, 07/28/16	2,180
6,277	2.500%, 01/15/16	6,438
3,430	Series 1, 2.950%, 06/18/15	3,503
6,900	BlackRock, Inc., 3.500%, 12/10/14	6,960
5,000	BNY Mellon N.A., 4.750%, 12/15/14	5,062
9,420	Credit Suisse, (Switzerland), 3.500%, 03/23/15	9,582
	Credit Suisse USA, Inc.,
2,255	4.875%, 01/15/15	2,292
12,188	5.125%, 08/15/15	12,723
395	5.850%, 08/16/16	432
	Deutsche Bank AG, (Germany),
1,280	1.350%, 05/30/17	1,278
1,430	2.500%, 02/13/19	1,452
13,790	3.250%, 01/11/16	14,251
6,640	Deutsche Bank Financial LLC, 5.375%, 03/02/15	6,793
	Goldman Sachs Group, Inc. (The),
725	1.600%, 11/23/15	732
1,435	2.375%, 01/22/18	1,458
2,994	2.625%, 01/31/19	3,030
13,546	3.300%, 05/03/15	13,802
17,355	3.625%, 02/07/16	18,018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
14,915	3.700%, 08/01/15	15,337
1,081	5.350%, 01/15/16	1,147
8,390	5.950%, 01/18/18	9,467
2,550	6.150%, 04/01/18	2,905
3,398	6.250%, 09/01/17	3,845
5,551	7.500%, 02/15/19	6,709
	ING Bank N.V., (Netherlands),
3,772	2.000%, 09/25/15 (e)	3,823
3,000	3.750%, 03/07/17 (e)	3,167
	Jefferies Group LLC,
10,275	3.875%, 11/09/15	10,622
600	5.125%, 04/13/18	655
	Macquarie Bank Ltd., (Australia),
4,673	2.000%, 08/15/16 (e)	4,761
2,047	2.600%, 06/24/19 (e)	2,068
3,303	5.000%, 02/22/17 (e)	3,580
	Macquarie Group Ltd., (Australia),
3,080	3.000%, 12/03/18 (e)	3,172
3,675	4.875%, 08/10/17 (e)	3,985
2,128	Mellon Funding Corp., 5.000%, 12/01/14	2,152
	Morgan Stanley,
1,071	1.750%, 02/25/16	1,084
7,590	2.375%, 07/23/19	7,584
5,101	2.500%, 01/24/19	5,153
6,250	4.100%, 01/26/15	6,341
13,242	4.200%, 11/20/14	13,349
5,040	4.750%, 03/22/17	5,452
3,055	5.375%, 10/15/15	3,211
1,270	5.550%, 04/27/17	1,402
1,655	5.750%, 10/18/16	1,811
7,570	5.950%, 12/28/17	8,564
8,780	6.000%, 04/28/15	9,091
7,151	6.625%, 04/01/18	8,280
2,050	7.300%, 05/13/19	2,481
	Nomura Holdings, Inc., (Japan),
2,345	4.125%, 01/19/16	2,441
8,505	5.000%, 03/04/15	8,681
3,300	Raymond James Financial, Inc., 4.250%, 04/15/16	3,470
	State Street Corp.,
920	1.350%, 05/15/18	910
2,015	5.375%, 04/30/17	2,228
1,600	TD Ameritrade Holding Corp., 4.150%, 12/01/14	1,614

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	243

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
	UBS AG, (Switzerland),
5,299	3.875%, 01/15/15	5,367
3,126	5.750%, 04/25/18	3,556

		295,862

	Consumer Finance — 1.9%
	American Express Centurion Bank,
950	0.875%, 11/13/15	954
1,633	5.950%, 06/12/17	1,838
1,645	6.000%, 09/13/17	1,865
720	American Express Co., 5.500%, 09/12/16	786
	American Express Credit Corp.,
2,729	1.125%, 06/05/17	2,719
3,635	1.300%, 07/29/16	3,674
3,450	2.125%, 03/18/19	3,458
4,690	2.250%, 08/15/19	4,705
983	2.375%, 03/24/17	1,013
4,280	2.750%, 09/15/15	4,383
8,262	2.800%, 09/19/16	8,575
2,150	5.300%, 12/02/15	2,276
	American Honda Finance Corp.,
1,667	1.000%, 08/11/15 (e)	1,677
1,409	1.125%, 10/07/16	1,417
2,085	1.450%, 02/27/15 (e)	2,096
4,150	1.600%, 02/16/18 (e)	4,150
1,725	2.500%, 09/21/15 (e)	1,762
2,200	3.500%, 03/16/15 (e)	2,234
	Capital One Financial Corp.,
3,532	1.000%, 11/06/15	3,540
3,075	2.150%, 03/23/15	3,104
613	2.450%, 04/24/19	616
7,098	3.150%, 07/15/16	7,377
1,330	5.500%, 06/01/15	1,380
	Caterpillar Financial Services Corp.,
1,629	0.700%, 11/06/15	1,634
1,270	0.700%, 02/26/16	1,272
2,115	1.000%, 11/25/16	2,121
630	1.050%, 03/26/15	633
3,515	1.125%, 12/15/14	3,523
760	Series G, 2.050%, 08/01/16	779
275	2.650%, 04/01/16	284
1,700	5.500%, 03/15/16	1,826
	Ford Motor Credit Co. LLC,
2,578	1.700%, 05/09/16	2,606
2,900	2.375%, 01/16/18	2,948

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
6,146	2.375%, 03/12/19	6,152
1,000	2.750%, 05/15/15	1,015
4,933	3.000%, 06/12/17	5,116
15,786	3.984%, 06/15/16	16,586
6,730	4.207%, 04/15/16	7,069
2,100	4.250%, 02/03/17	2,240
	HSBC Finance Corp.,
15,901	5.000%, 06/30/15	16,472
2,185	5.250%, 04/15/15	2,248
1,120	5.500%, 01/19/16	1,189
	HSBC USA, Inc.,
5,440	1.625%, 01/16/18	5,458
3,333	2.625%, 09/24/18	3,430
	John Deere Capital Corp.,
536	0.700%, 09/04/15	538
1,418	0.875%, 04/17/15	1,423
790	1.850%, 09/15/16	807
2,600	1.950%, 03/04/19	2,598
2,360	2.000%, 01/13/17	2,416
2,400	2.250%, 06/07/16	2,467
1,335	2.950%, 03/09/15	1,353
	Nissan Motor Acceptance Corp.,
5,743	1.000%, 03/15/16 (e)	5,750
3,883	1.800%, 03/15/18 (e)	3,883
1,900	2.350%, 03/04/19 (e)	1,906
4,258	PACCAR Financial Corp., 1.600%, 03/15/17	4,314
	Toyota Motor Credit Corp.,
5,843	1.250%, 11/17/14	5,856
3,576	1.250%, 10/05/17	3,569
4,365	1.375%, 01/10/18	4,358
5,195	2.050%, 01/12/17	5,325
2,250	2.100%, 01/17/19	2,268
3,500	2.125%, 07/18/19	3,510
1,200	2.800%, 01/11/16	1,237
2,737	3.200%, 06/17/15	2,799
	Volkswagen International Finance N.V., (Netherlands),
3,450	1.625%, 03/22/15 (e)	3,474
2,363	2.375%, 03/22/17 (e)	2,434
2,050	2.875%, 04/01/16 (e)	2,117

		214,602

	Diversified Financial Services — 0.8%
5,957	Berkshire Hathaway, Inc., 1.900%, 01/31/17	6,087
500	Boeing Capital Corp., 2.125%, 08/15/16	514

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Financial Services — continued
4,838	Caisse Centrale Desjardins, (Canada), 2.550%, 03/24/16 (e)	4,983
480	CME Group Index Services LLC, 4.400%, 03/15/18 (e)	523
	General Electric Capital Corp.,
2,958	1.000%, 12/11/15	2,978
5,817	1.600%, 11/20/17	5,854
6,948	1.625%, 07/02/15	7,023
5,476	2.300%, 04/27/17	5,630
1,775	2.300%, 01/14/19	1,808
2,000	2.900%, 01/09/17	2,083
12,870	3.500%, 06/29/15	13,199
2,345	4.375%, 09/21/15	2,442
5,585	5.000%, 01/08/16	5,913
1,000	5.375%, 10/20/16	1,093
1,122	5.400%, 02/15/17	1,235
6,370	5.625%, 09/15/17	7,158
8,475	5.625%, 05/01/18	9,645
605	Series A, 6.900%, 09/15/15	644
2,486	Intercontinental Exchange, Inc., 2.500%, 10/15/18	2,540
2,000	MBNA Corp., 5.000%, 06/15/15	2,070
490	National Rural Utilities Cooperative Finance Corp., 1.900%, 11/01/15	498
	Shell International Finance B.V., (Netherlands),
533	1.125%, 08/21/17	532
3,250	1.900%, 08/10/18	3,290
3,052	3.100%, 06/28/15	3,122
849	3.250%, 09/22/15	875
750	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	826
1,547	Total Capital Canada Ltd., (Canada), 1.450%, 01/15/18	1,545

		94,110

	Industrial Conglomerates — 0.0% (g)
544	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 2.000%, 11/08/17 (e)	550

	Insurance — 0.8%
	ACE INA Holdings, Inc.,
3,000	2.600%, 11/23/15	3,071
5,000	5.600%, 05/15/15	5,171
1,375	5.800%, 03/15/18	1,563
	American International Group, Inc.,
4,768	Series NOTE, 2.300%, 07/16/19	4,787

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
4,436	5.600%, 10/18/16	4,848
2,111	5.850%, 01/16/18	2,394
	Aon Corp.,
201	3.125%, 05/27/16	208
2,343	3.500%, 09/30/15	2,416
	Berkshire Hathaway Finance Corp.,
674	1.300%, 05/15/18	667
1,470	1.600%, 05/15/17	1,489
2,680	Chubb Corp. (The), 5.750%, 05/15/18	3,053
	CNA Financial Corp.,
4,840	5.850%, 12/15/14	4,916
1,437	6.500%, 08/15/16	1,586
1,255	6.950%, 01/15/18	1,448
1,790	7.350%, 11/15/19	2,189
800	Liberty Mutual Group, Inc., 6.700%, 08/15/16 (e)	886
596	Lincoln National Corp., 8.750%, 07/01/19	767
	MassMutual Global Funding II,
6,000	2.000%, 04/05/17 (e)	6,116
1,085	3.125%, 04/14/16 (e)	1,127
	Metropolitan Life Global Funding I,
3,250	1.500%, 01/10/18 (e)	3,239
1,700	2.000%, 01/09/15 (e)	1,709
5,081	2.500%, 09/29/15 (e)	5,191
1,900	3.125%, 01/11/16 (e)	1,963
	New York Life Global Funding,
590	0.750%, 07/24/15 (e)	593
3,951	2.150%, 06/18/19 (e)	3,970
920	2.450%, 07/14/16 (e)	949
5,665	3.000%, 05/04/15 (e)	5,769
4,120	Pricoa Global Funding I, 1.600%, 05/29/18 (e)	4,087
3,298	Principal Financial Group, Inc., 1.850%, 11/15/17	3,313
	Principal Life Global Funding II,
2,141	1.000%, 12/11/15 (e)	2,152
730	1.125%, 09/18/15 (e)	735
2,969	2.250%, 10/15/18 (e)	2,993
1,000	Principal Life Income Funding Trusts, 5.550%, 04/27/15	1,034
3,450	Prudential Financial, Inc., 4.750%, 09/17/15	3,594
	Travelers Cos., Inc. (The),
1,200	5.500%, 12/01/15	1,273
1,000	5.750%, 12/15/17	1,135
2,561	6.250%, 06/20/16	2,806

		95,207

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	245

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — 0.3%
705	Boston Properties LP, 5.000%, 06/01/15	728
	Duke Realty LP,
2,295	5.500%, 03/01/16	2,442
825	5.950%, 02/15/17	910
	ERP Operating LP,
2,538	2.375%, 07/01/19	2,552
219	5.125%, 03/15/16	233
500	5.250%, 09/15/14	501
755	5.375%, 08/01/16	820
566	5.750%, 06/15/17	633
	HCP, Inc.,
1,095	6.700%, 01/30/18	1,269
4,212	7.072%, 06/08/15	4,417
	Health Care REIT, Inc.,
235	2.250%, 03/15/18	238
285	3.625%, 03/15/16	296
295	6.200%, 06/01/16	321
2,250	Realty Income Corp., 2.000%, 01/31/18	2,254
	Simon Property Group LP,
1,001	2.150%, 09/15/17	1,027
2,737	2.200%, 02/01/19	2,769
1,738	4.200%, 02/01/15	1,748
438	5.100%, 06/15/15	454
2,355	5.250%, 12/01/16	2,553
825	6.100%, 05/01/16	888
1,060	Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	1,091

		28,144

	Thrifts & Mortgage Finance — 0.0% (g)
500	Abbey National Treasury Services plc, (United Kingdom), 4.000%, 04/27/16	526

	Total Financials	1,233,163

	Health Care — 0.9%
	Biotechnology — 0.2%
	Amgen, Inc.,
2,205	1.250%, 05/22/17	2,205
292	1.875%, 11/15/14	293
4,670	2.125%, 05/15/17	4,777
2,845	2.200%, 05/22/19	2,842
653	2.300%, 06/15/16	670
1,065	2.500%, 11/15/16	1,100
435	5.850%, 06/01/17	486
3,140	Biogen Idec, Inc., 6.875%, 03/01/18	3,668
	Celgene Corp.,
1,501	1.900%, 08/15/17	1,517

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
2,346	2.450%, 10/15/15	2,389
905	Gilead Sciences, Inc., 2.050%, 04/01/19	908

		20,855

	Health Care Equipment & Supplies — 0.0% (g)
1,925	Medtronic, Inc., 3.000%, 03/15/15	1,953

	Health Care Providers & Services — 0.4%
	Aetna, Inc.,
1,128	1.750%, 05/15/17	1,140
445	2.200%, 03/15/19	446
	Cardinal Health, Inc.,
1,850	1.900%, 06/15/17	1,876
1,469	4.000%, 06/15/15	1,508
315	5.800%, 10/15/16	346
1,045	6.000%, 06/15/17	1,170
	Express Scripts Holding Co.,
2,280	1.250%, 06/02/17	2,274
1,530	2.100%, 02/12/15	1,541
830	2.650%, 02/15/17	859
2,080	2.750%, 11/21/14	2,090
	Laboratory Corp. of America Holdings,
2,562	2.200%, 08/23/17	2,601
2,618	2.500%, 11/01/18	2,655
2,214	3.125%, 05/15/16	2,298
3,250	5.625%, 12/15/15	3,449
	McKesson Corp.,
544	0.950%, 12/04/15	545
1,698	2.284%, 03/15/19	1,699
	Medco Health Solutions, Inc.,
820	2.750%, 09/15/15	838
575	7.125%, 03/15/18	677
	Quest Diagnostics, Inc.,
2,215	3.200%, 04/01/16	2,291
800	5.450%, 11/01/15	842
	UnitedHealth Group, Inc.,
1,587	0.850%, 10/15/15	1,593
867	1.400%, 10/15/17	868
250	1.875%, 11/15/16	255
380	5.375%, 03/15/16	407
215	6.000%, 06/15/17	242
	Ventas Realty LP,
1,569	1.250%, 04/17/17	1,567
2,725	1.550%, 09/26/16	2,754
	WellPoint, Inc.,
1,800	1.250%, 09/10/15	1,811

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
2,220	2.250%, 08/15/19	2,211
380	5.000%, 12/15/14	385
3,755	5.250%, 01/15/16	3,993
428	5.875%, 06/15/17	479

		47,710

	Life Sciences Tools & Services — 0.1%
665	Life Technologies Corp., 3.500%, 01/15/16	688
	Thermo Fisher Scientific, Inc.,
500	1.300%, 02/01/17	501
1,000	1.850%, 01/15/18	1,005
3,143	3.200%, 03/01/16	3,254
2,455	5.000%, 06/01/15	2,537

		7,985

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
1,100	1.200%, 11/06/15	1,106
2,360	1.750%, 11/06/17	2,372
2,875	Actavis, Inc., 1.875%, 10/01/17	2,888
810	GlaxoSmithKline Capital plc, (United Kingdom), 1.500%, 05/08/17	819
660	GlaxoSmithKline Capital, Inc., 0.700%, 03/18/16	662
1,165	Hospira, Inc., 6.050%, 03/30/17	1,282
2,525	Merck Sharp & Dohme Corp., 4.750%, 03/01/15	2,581
2,400	Mylan, Inc., 1.350%, 11/29/16	2,403
369	Perrigo Co. plc, (Ireland), 1.300%, 11/08/16 (e)	369
6,770	Pfizer, Inc., 0.900%, 01/15/17	6,769
1,495	Sanofi, (France), 1.250%, 04/10/18	1,479
3,950	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 2.400%, 11/10/16	4,057
1,067	Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, (Netherlands), 3.000%, 06/15/15	1,087

		27,874

	Total Health Care	106,377

	Industrials — 0.9%
	Aerospace & Defense — 0.2%
3,510	BAE Systems Holdings, Inc., 5.200%, 08/15/15 (e)	3,661
1,380	BAE Systems plc, (United Kingdom), 3.500%, 10/11/16 (e)	1,447
1,253	General Dynamics Corp., 1.000%, 11/15/17	1,241
	Lockheed Martin Corp.,
2,835	2.125%, 09/15/16	2,906

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
1,300	7.650%, 05/01/16	1,451
2,035	Northrop Grumman Corp., 1.750%, 06/01/18	2,030
990	Northrop Grumman Systems Corp., 7.750%, 03/01/16	1,085
1,376	Precision Castparts Corp., 0.700%, 12/20/15	1,378
	Textron, Inc.,
655	5.600%, 12/01/17	732
3,910	6.200%, 03/15/15	4,032
595	United Technologies Corp., 1.800%, 06/01/17	606

		20,569

	Commercial Services & Supplies — 0.2%
10,434	ADT Corp. (The), 2.250%, 07/15/17	10,303
1,615	Republic Services, Inc., 3.800%, 05/15/18	1,726
	Waste Management, Inc.,
1,220	2.600%, 09/01/16	1,259
3,313	6.375%, 03/11/15	3,414
1,800	7.125%, 12/15/17	2,107
350	7.375%, 03/11/19	427

		19,236

	Construction & Engineering — 0.0% (g)
990	ABB Finance USA, Inc., 1.625%, 05/08/17	999

	Electrical Equipment — 0.1%
	Eaton Corp.,
2,465	0.950%, 11/02/15	2,475
6,084	1.500%, 11/02/17	6,086
1,700	Emerson Electric Co., 5.000%, 12/15/14	1,722

		10,283

	Industrial Conglomerates — 0.0% (g)
800	Cooper U.S., Inc., 5.450%, 04/01/15	824
3,100	General Electric Co., 5.250%, 12/06/17	3,476
644	Koninklijke Philips N.V., (Netherlands), 5.750%, 03/11/18	732

		5,032

	Machinery — 0.0% (g)
220	Caterpillar, Inc., 5.700%, 08/15/16	241
	Illinois Tool Works, Inc.,
937	0.900%, 02/25/17	934
1,909	1.950%, 03/01/19	1,906

		3,081

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
3,268	5.650%, 05/01/17	3,648

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	247

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — continued
1,750	5.750%, 03/15/18	1,992
2,900	Canadian Pacific Railway Co., (Canada), 6.500%, 05/15/18	3,366
	CSX Corp.,
4,595	6.250%, 04/01/15	4,746
1,028	6.250%, 03/15/18	1,187
	ERAC USA Finance LLC,
1,950	1.400%, 04/15/16 (e)	1,967
1,012	2.750%, 03/15/17 (e)	1,046
3,038	5.600%, 05/01/15 (e)	3,138
1,841	6.200%, 11/01/16 (e)	2,038
1,035	6.375%, 10/15/17 (e)	1,183
1,100	Norfolk Southern Corp., 5.750%, 01/15/16	1,174
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
2,010	2.500%, 03/15/16 (e)	2,056
527	2.500%, 06/15/19 (e)	530
4,355	3.125%, 05/11/15 (e)	4,427
	Ryder System, Inc.,
4,609	2.500%, 03/01/17	4,746
885	2.550%, 06/01/19	894
1,000	3.600%, 03/01/16	1,041
	Union Pacific Corp.,
1,075	5.650%, 05/01/17	1,195
1,455	7.000%, 02/01/16	1,571

		41,945

	Total Industrials	101,145

	Information Technology — 0.9%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,700	1.100%, 03/03/17	1,706
2,230	2.125%, 03/01/19	2,245
1,960	5.500%, 02/22/16	2,103

		6,054

	Electronic Equipment, Instruments & Components — 0.1%
4,500	ABB Treasury Center USA, Inc., 2.500%, 06/15/16 (e)	4,627
	Arrow Electronics, Inc.,
1,312	3.000%, 03/01/18	1,353
5,285	3.375%, 11/01/15	5,434

		11,414

	Internet Software & Services — 0.1%
	eBay, Inc.,
2,865	0.700%, 07/15/15	2,874

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — continued
1,360	1.625%, 10/15/15	1,378
1,379	2.200%, 08/01/19	1,379

		5,631

	IT Services — 0.2%
	International Business Machines Corp.,
2,010	0.450%, 05/06/16	2,006
1,375	0.875%, 10/31/14	1,376
5,860	1.950%, 07/22/16	6,000
300	Xerox Business Services LLC, 5.200%, 06/01/15	310
	Xerox Corp.,
5,000	2.750%, 03/15/19	5,084
634	2.950%, 03/15/17	660
4,540	4.250%, 02/15/15	4,615
1,390	6.750%, 02/01/17	1,564

		21,615

	Semiconductors & Semiconductor Equipment — 0.1%
2,943	Intel Corp., 1.950%, 10/01/16	3,015
	National Semiconductor Corp.,
6,197	3.950%, 04/15/15	6,335
1,988	6.600%, 06/15/17	2,281
4,610	Texas Instruments, Inc., 2.375%, 05/16/16	4,746

		16,377

	Software — 0.1%
8,282	Intuit, Inc., 5.750%, 03/15/17	9,188
349	Microsoft Corp., 0.875%, 11/15/17	346
	Oracle Corp.,
1,660	2.375%, 01/15/19	1,690
5,155	5.250%, 01/15/16	5,488

		16,712

	Technology Hardware, Storage & Peripherals — 0.2%
	Apple, Inc.,
6,276	0.450%, 05/03/16	6,266
5,915	2.100%, 05/06/19	5,951
6,900	EMC Corp., 1.875%, 06/01/18	6,918
4,472	Hewlett-Packard Co., 2.125%, 09/13/15	4,541

		23,676

	Total Information Technology	101,479

	Materials — 0.7%
	Chemicals — 0.3%
2,135	Dow Chemical Co. (The), 2.500%, 02/15/16	2,190
	E.I. du Pont de Nemours & Co.,
2,856	1.950%, 01/15/16	2,909

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
3,225	3.250%, 01/15/15	3,260
2,840	5.250%, 12/15/16	3,117
	Ecolab, Inc.,
733	1.000%, 08/09/15	736
520	1.450%, 12/08/17	520
2,100	2.375%, 12/08/14	2,111
3,765	3.000%, 12/08/16	3,930
	Monsanto Co.,
1,406	2.125%, 07/15/19	1,407
960	2.750%, 04/15/16	992
1,841	5.125%, 04/15/18	2,058
4,066	Potash Corp. of Saskatchewan, Inc., (Canada), 3.250%, 12/01/17	4,283
	PPG Industries, Inc.,
1,285	1.900%, 01/15/16	1,304
840	6.650%, 03/15/18	976
	Praxair, Inc.,
830	4.625%, 03/30/15	851
3,390	5.375%, 11/01/16	3,691
502	Rohm & Haas Co., 6.000%, 09/15/17	567

		34,902

	Construction Materials — 0.0% (g)
	CRH America, Inc.,
285	4.125%, 01/15/16	297
975	6.000%, 09/30/16	1,070

		1,367

	Metals & Mining — 0.4%
	BHP Billiton Finance USA Ltd., (Australia),
4,679	1.125%, 11/21/14	4,688
5,035	1.625%, 02/24/17	5,114
1,365	1.875%, 11/21/16	1,396
375	5.250%, 12/15/15	397
	Freeport-McMoRan, Inc.,
5,660	1.400%, 02/13/15	5,677
2,417	2.150%, 03/01/17	2,462
350	2.375%, 03/15/18	355
	Nucor Corp.,
1,500	5.750%, 12/01/17	1,696
530	5.850%, 06/01/18	605
4,850	Rio Tinto Alcan, Inc., (Canada), 5.000%, 06/01/15	5,011
	Rio Tinto Finance USA Ltd., (Australia),
1,160	1.875%, 11/02/15	1,178
897	2.250%, 09/20/16	921

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
5,724	TCI Communications, Inc., 8.750%, 08/01/15	6,158
	Teck Resources Ltd., (Canada),
1,990	2.500%, 02/01/18	2,018
5,785	3.150%, 01/15/17	6,026

		43,702

	Total Materials	79,971

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.7%
	AT&T, Inc.,
6,383	0.900%, 02/12/16	6,404
400	1.400%, 12/01/17	400
596	1.600%, 02/15/17	602
3,260	1.700%, 06/01/17	3,300
2,765	2.300%, 03/11/19	2,793
1,310	2.375%, 11/27/18	1,335
666	2.500%, 08/15/15	679
200	2.950%, 05/15/16	207
4,526	5.500%, 02/01/18	5,105
	British Telecommunications plc, (United Kingdom),
2,419	2.000%, 06/22/15	2,446
1,992	2.350%, 02/14/19	2,013
	Deutsche Telekom International Finance B.V., (Netherlands),
2,865	2.250%, 03/06/17 (e)	2,928
4,860	5.750%, 03/23/16	5,221
1,533	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	1,539
1,056	Orange S.A., (France), 2.750%, 02/06/19	1,083
2,000	Qwest Corp., 7.500%, 10/01/14	2,011
	Telefonica Emisiones S.A.U., (Spain),
847	3.192%, 04/27/18	884
1,121	3.992%, 02/16/16	1,170
1,280	4.949%, 01/15/15	1,299
500	6.421%, 06/20/16	547
	Verizon Communications, Inc.,
6,440	1.100%, 11/01/17	6,377
1,716	1.350%, 06/09/17	1,716
8,450	2.000%, 11/01/16	8,615
9,184	2.500%, 09/15/16	9,469
5,750	2.550%, 06/17/19	5,843

		73,986

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
2,031	5.625%, 11/15/17	2,278

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	249

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Wireless Telecommunication Services — continued
685	5.750%, 01/15/15	697
	Rogers Communications, Inc., (Canada),
2,900	6.750%, 03/15/15	2,995
1,335	7.500%, 03/15/15	1,384
	Vodafone Group plc, (United Kingdom),
1,555	1.250%, 09/26/17	1,542
4,340	1.625%, 03/20/17	4,368
1,396	5.625%, 02/27/17	1,540

		14,804

	Total Telecommunication Services	88,790

	Utilities — 1.0%
	Electric Utilities — 0.7%
2,579	American Electric Power Co., Inc., 1.650%, 12/15/17	2,589
	Arizona Public Service Co.,
4,295	6.250%, 08/01/16	4,736
400	8.750%, 03/01/19	513
	Commonwealth Edison Co.,
2,965	1.950%, 09/01/16	3,034
525	Series 104, 5.950%, 08/15/16	576
	Duke Energy Carolinas LLC,
460	1.750%, 12/15/16	469
1,480	5.250%, 01/15/18	1,652
	Duke Energy Corp.,
1,105	2.100%, 06/15/18	1,115
505	2.150%, 11/15/16	518
1,565	3.350%, 04/01/15	1,591
1,520	3.950%, 09/15/14	1,522
4,140	Electricite de France S.A., (France), 1.150%, 01/20/17 (e)	4,146
1,019	Entergy Corp., 3.625%, 09/15/15	1,047
935	Entergy Louisiana LLC, 1.875%, 12/15/14	939
1,000	Exelon Corp., 4.900%, 06/15/15	1,033
565	Kansas City Power & Light Co., 5.850%, 06/15/17	631
817	LG&E and KU Energy LLC, 2.125%, 11/15/15	828
1,035	Louisville Gas & Electric Co., 1.625%, 11/15/15	1,048
1,695	MidAmerican Energy Co., 2.400%, 03/15/19	1,731
2,745	Nevada Power Co., Series L, 5.875%, 01/15/15	2,800
	NextEra Energy Capital Holdings, Inc.,
930	1.200%, 06/01/15	934
496	1.339%, 09/01/15	500
355	2.600%, 09/01/15	362

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
5,665	7.875%, 12/15/15	6,173
530	Ohio Power Co., Series K, 6.000%, 06/01/16	577
1,650	Oncor Electric Delivery Co. LLC, 6.375%, 01/15/15	1,685
2,675	Pacific Gas & Electric Co., 5.625%, 11/30/17	3,014
	PECO Energy Co.,
1,567	1.200%, 10/15/16	1,578
2,076	5.000%, 10/01/14	2,084
495	Pennsylvania Electric Co., 6.050%, 09/01/17	557
1,185	Pepco Holdings, Inc., 2.700%, 10/01/15	1,207
1,000	Potomac Edison Co. (The), 5.125%, 08/15/15	1,035
455	PPL Capital Funding, Inc., 1.900%, 06/01/18	455
370	Progress Energy, Inc., 5.625%, 01/15/16	394
500	Public Service Co. of New Mexico, 7.950%, 05/15/18	601
1,300	Public Service Co. of Oklahoma, 6.150%, 08/01/16	1,423
	Public Service Electric & Gas Co.,
2,050	2.000%, 08/15/19	2,051
1,150	2.700%, 05/01/15	1,167
3,545	Sierra Pacific Power Co., Series M, 6.000%, 05/15/16	3,858
745	Southern California Edison Co., 4.150%, 09/15/14	746
	Southern Co. (The),
973	1.300%, 08/15/17	974
4,440	1.950%, 09/01/16	4,540
577	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	568
	Virginia Electric and Power Co.,
787	1.200%, 01/15/18	779
448	5.950%, 09/15/17	510
1,125	Wisconsin Electric Power Co., 6.250%, 12/01/15	1,202
3,000	Xcel Energy, Inc., 0.750%, 05/09/16	3,002

		74,494

	Gas Utilities — 0.0% (g)
	CenterPoint Energy Resources Corp.,
1,627	6.125%, 11/01/17	1,858
2,715	6.150%, 05/01/16	2,952

		4,810

	Independent Power & Renewable Electricity Producers — 0.1%
	PSEG Power LLC,
4,923	2.450%, 11/15/18	4,997

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Independent Power & Renewable Electricity Producers — continued
1,000	5.320%, 09/15/16	1,084

		6,081

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
1,000	4.950%, 01/15/15	1,016
1,320	6.375%, 07/15/16	1,443
1,785	Berkshire Hathaway Energy Co., 1.100%, 05/15/17	1,775
	CenterPoint Energy, Inc.,
350	Series B, 5.950%, 02/01/17	388
800	Series B, 6.850%, 06/01/15	836
2,725	Consolidated Edison Co. of New York, Inc., Series 06-C, 5.500%, 09/15/16	2,976
	Consumers Energy Co.,
648	Series P, 5.500%, 08/15/16	707
455	6.125%, 03/15/19	534
	Dominion Resources, Inc.,
808	Series A, 1.400%, 09/15/17	805
335	2.250%, 09/01/15	340
650	5.150%, 07/15/15	675
2,225	Series 07-A, 6.000%, 11/30/17	2,540
2,108	National Grid plc, (United Kingdom), 6.300%, 08/01/16	2,319
	NiSource Finance Corp.,
565	5.250%, 09/15/17	626
2,180	6.400%, 03/15/18	2,512
685	6.800%, 01/15/19	812
	Sempra Energy,
1,880	6.500%, 06/01/16	2,061
1,300	9.800%, 02/15/19	1,710
1,090	TECO Finance, Inc., 6.572%, 11/01/17	1,252

		25,327

	Total Utilities	110,712

	Total Corporate Bonds (Cost $2,206,307)	2,228,550

Foreign Government Securities — 0.4%
29,787	Egypt Government AID Bonds, (Egypt), 4.450%, 09/15/15	31,026
	Province of Ontario, (Canada),
1,370	2.300%, 05/10/16	1,410
6,530	2.950%, 02/05/15	6,605

	Total Foreign Government Securities (Cost $38,782)	39,041

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — 4.5%
	Federal Home Loan Mortgage Corp.,
532	ARM, 1.632%, 08/01/37	535
2,165	ARM, 1.936%, 05/01/37	2,276
1,878	ARM, 1.949%, 03/01/37	1,979
460	ARM, 2.016%, 06/01/36	486
1,807	ARM, 2.041%, 12/01/36	1,911
1,142	ARM, 2.111%, 04/01/37	1,209
3,298	ARM, 2.134%, 10/01/36	3,494
928	ARM, 2.195%, 03/01/37	984
238	ARM, 2.209%, 03/01/35	252
1,387	ARM, 2.225%, 08/01/36	1,479
56	ARM, 2.235%, 01/01/27	59
976	ARM, 2.265%, 11/01/36	1,045
364	ARM, 2.315%, 12/01/36	388
201	ARM, 2.320%, 02/01/37	214
86	ARM, 2.330%, 12/01/27	91
2,119	ARM, 2.353%, 01/01/37	2,267
894	ARM, 2.365%, 12/01/36	956
206	ARM, 2.369%, 07/01/36	219
797	ARM, 2.408%, 10/01/37	858
5,409	ARM, 2.480%, 08/01/36 - 06/01/37	5,802
6,553	ARM, 2.482%, 06/01/37	7,033
1,320	ARM, 2.502%, 08/01/37	1,422
2	ARM, 2.518%, 12/01/17	2
240	ARM, 2.534%, 04/01/37	258
2,417	ARM, 2.664%, 04/01/38	2,603
2,224	ARM, 2.665%, 03/01/36	2,397
2,056	ARM, 2.674%, 01/01/38	2,214
531	ARM, 2.736%, 08/01/37	536
1,110	ARM, 2.794%, 03/01/37	1,190
885	ARM, 2.826%, 02/01/37	952
4,358	ARM, 2.841%, 03/01/35	4,695
3,017	ARM, 2.892%, 10/01/35	3,252
5,662	ARM, 3.054%, 03/01/36	6,115
572	ARM, 4.155%, 11/01/37	612
2	ARM, 5.751%, 01/01/27	2
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
33,004	4.000%, 07/01/18 - 06/01/26	35,197
544	4.500%, 04/01/16 - 10/01/18	574
10,064	5.000%, 03/01/18 - 01/01/21	10,701
21,177	5.500%, 08/01/19 - 01/01/24	23,286
7,034	6.000%, 08/01/16 - 12/01/23	7,470
5,938	6.500%, 07/01/16 - 08/01/21	6,212
2,552	7.000%, 03/01/15 - 03/01/17	2,649

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	251

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
1,125	6.000%, 01/01/19 - 10/01/24	1,263
4,168	6.500%, 08/01/18 - 03/01/26	4,696
61	7.500%, 10/01/16 - 07/01/18	64
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
30,418	5.500%, 03/01/34 - 07/01/37	34,158
305	6.000%, 07/01/32	345
626	7.000%, 08/01/38	698
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
11,314	7.500%, 12/01/36	13,543
3,302	10.000%, 10/01/30	3,757
89	Federal Home Loan Mortgage Corp. Gold Pools, Other, 6.000%, 09/01/17	92
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
20	8.000%, 04/01/17 - 05/01/19	20
6	8.250%, 08/01/17	6
	Federal National Mortgage Association,
51	ARM, 1.329%, 08/01/37	55
2,582	ARM, 1.482%, 08/01/37	2,780
1,012	ARM, 1.524%, 04/01/37	1,049
2,281	ARM, 1.709%, 07/01/37	2,379
1,408	ARM, 1.798%, 02/01/37	1,480
2,328	ARM, 1.821%, 01/01/37	2,486
17	ARM, 1.875%, 03/01/19	18
39	ARM, 1.898%, 07/01/37	41
254	ARM, 1.899%, 01/01/35	267
14	ARM, 1.973%, 01/01/19	14
372	ARM, 2.043%, 07/01/37	387
17	ARM, 2.056%, 07/01/27	17
505	ARM, 2.089%, 05/01/36	541
547	ARM, 2.155%, 07/01/36	582
751	ARM, 2.160%, 12/01/35	799
1,118	ARM, 2.189%, 09/01/34	1,190
2,975	ARM, 2.207%, 12/01/36	3,204
115	ARM, 2.213%, 04/01/36	116
322	ARM, 2.214%, 01/01/37	344
19	ARM, 2.240%, 06/01/27	20
1,287	ARM, 2.241%, 08/01/36	1,393
1,374	ARM, 2.242%, 08/01/36 - 12/01/36	1,490
1,723	ARM, 2.246%, 11/01/37	1,848
814	ARM, 2.253%, 10/01/36	872
267	ARM, 2.258%, 08/01/36	285
2,218	ARM, 2.262%, 11/01/37	2,370

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

495		ARM, 2.269%, 10/01/36	500
3,162		ARM, 2.307%, 03/01/37	3,386
1,728		ARM, 2.325%, 05/01/25 - 11/01/37	1,873
—	(h)	ARM, 2.345%, 10/01/27	—	(h)
34		ARM, 2.354%, 06/01/36	36
712		ARM, 2.355%, 04/01/37	763
211		ARM, 2.372%, 12/01/36	226
2		ARM, 2.375%, 08/01/19	2
1,523		ARM, 2.387%, 08/01/36	1,633
5		ARM, 2.397%, 08/01/36	5
290		ARM, 2.455%, 03/01/47	292
3		ARM, 2.480%, 08/01/17	3
1,160		ARM, 2.485%, 12/01/37	1,249
469		ARM, 2.665%, 12/01/36	506
8		ARM, 2.723%, 10/01/25	8
3,569		ARM, 2.754%, 03/01/36	3,823
4,683		ARM, 2.928%, 03/01/36	5,004
3,841		ARM, 2.945%, 03/01/36	4,104
3,368		ARM, 2.954%, 10/01/35	3,592
6		ARM, 3.000%, 11/01/16	6
492		ARM, 3.020%, 04/01/38	498
		Federal National Mortgage Association, 15 Year, Single Family,
933		4.000%, 08/01/18 - 01/01/19	989
2,955		4.500%, 05/01/18 - 05/01/19	3,126
4,251		5.000%, 12/01/17 - 02/01/23	4,508
40,545		5.500%, 01/01/18 - 07/01/25	44,428
18,406		6.000%, 11/01/17 - 07/01/24	19,804
11,217		6.500%, 03/01/17 - 03/01/23	11,859
1,461		7.000%, 03/01/15 - 01/01/18	1,512
4		7.500%, 05/01/15	4
64		8.000%, 11/01/15 - 10/01/16	66
		Federal National Mortgage Association, 20 Year, Single Family,
1,096		5.500%, 05/01/27	1,223
1,785		6.000%, 03/01/18 - 04/01/24	2,010
2,977		6.500%, 03/01/17 - 03/01/25	3,356
883		7.000%, 08/01/20 - 08/01/21	961
2		7.500%, 06/01/16	2
10		8.000%, 11/01/15	10
		Federal National Mortgage Association, 30 Year, FHA/VA,
177		5.500%, 08/01/34	199
14		8.500%, 03/01/27	14
		Federal National Mortgage Association, 30 Year, Single Family,
25,353		5.000%, 10/01/39	28,274

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
36,867	5.500%, 12/01/32 - 04/01/37	41,473
23,319	6.000%, 04/01/35 - 01/01/38	26,492
16,156	6.500%, 03/01/26 - 10/01/38	18,217
6,617	7.000%, 04/01/37 - 08/01/37	7,405
95	8.000%, 12/01/30	107
4	8.500%, 09/01/21	5
25	9.000%, 02/01/31	26
23	9.500%, 07/01/28	25
7	10.000%, 02/01/24	7
	Federal National Mortgage Association, Other,
133	4.000%, 07/01/17	141
195	4.500%, 12/01/19	203
675	5.500%, 06/01/16 - 09/01/17	716
358	6.000%, 09/01/17	377
	Government National Mortgage Association II,
160	ARM, 1.625%, 07/20/21 - 01/20/28	165
64	ARM, 2.000%, 08/20/16 - 09/20/22	66
10	ARM, 2.500%, 12/20/17 - 05/20/21	10
28	ARM, 3.000%, 01/20/16 - 05/20/20	28
3	ARM, 3.500%, 10/20/17 - 12/20/17	3
8	ARM, 4.000%, 11/20/15 - 08/20/18	8
	Government National Mortgage Association II, 30 Year, Single Family,
5,819	6.000%, 09/20/38	6,550
12,067	7.000%, 08/20/38 - 09/20/38	13,647
16	7.500%, 09/20/28	19
35	8.000%, 09/20/26 - 12/20/27	42
42	8.500%, 03/20/25 - 04/20/25	48
2,342	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	2,540
	Government National Mortgage Association, 30 Year, Single Family,
5,651	6.500%, 09/15/38	6,534
12	8.500%, 04/15/25	15
9	9.000%, 09/15/24 - 10/15/26	10
241	9.500%, 07/15/20 - 12/15/25	281
2	12.000%, 11/15/19	2

	Total Mortgage Pass-Through Securities (Cost $494,206)	505,561

Supranational — 0.0% (g)
2,235	African Development Bank, (Supranational), 6.875%, 10/15/15	2,371
881	Corp. Andina de Fomento, 3.750%, 01/15/16	914

	Total Supranational (Cost $3,269)	3,285

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 6.6%
5,000	Federal Farm Credit Bank, 3.000%, 09/22/14	5,008
	Federal Home Loan Bank,
12,225	0.250%, 01/16/15	12,232
20,000	0.500%, 09/28/16	19,953
23,405	2.750%, 03/13/15	23,731
21,685	3.125%, 03/11/16	22,555
2,775	4.500%, 02/18/15	2,831
71,200	4.750%, 12/16/16	77,765
	Federal Home Loan Mortgage Corp.,
5,000	0.875%, 02/22/17	5,004
50,650	2.000%, 08/25/16	52,035
75,000	2.500%, 05/27/16	77,590
50,000	4.375%, 07/17/15	51,865
35,000	5.250%, 04/18/16	37,703
	Federal National Mortgage Association,
30,000	0.375%, 03/16/15	30,033
30,000	0.375%, 12/21/15	30,033
28,000	0.500%, 05/27/15	28,073
25,650	0.875%, 05/21/18	25,166
70,000	1.125%, 04/27/17	70,386
20,000	1.250%, 09/28/16	20,258
20,000	1.625%, 10/26/15	20,316
22,000	2.250%, 03/15/16	22,614
20,000	2.375%, 07/28/15	20,396
20,000	2.375%, 04/11/16	20,622
10,000	5.000%, 04/15/15	10,301
3,315	5.000%, 03/15/16	3,546
14,550	5.250%, 09/15/16	15,904
21,155	5.375%, 06/12/17	23,703
11,200	Federal National Mortgage Association STRIPS, Zero Coupon, 07/15/16	11,069

	Total U.S. Government Agency Securities (Cost $737,680)	740,692

U.S. Treasury Obligations — 48.4%
	U.S. Treasury Notes,
50,000	0.125%, 04/30/15	50,018
65,000	0.250%, 08/15/15	65,086
155,000	0.250%, 09/15/15	155,200
26,000	0.250%, 09/30/15	26,030
80,000	0.250%, 10/15/15	80,075
10,000	0.250%, 10/31/15	10,009
60,000	0.250%, 02/29/16	59,958
30,000	0.375%, 04/15/15	30,055
65,000	0.375%, 06/15/15	65,147
65,000	0.375%, 06/30/15	65,155
40,000	0.375%, 02/15/16	40,047

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	253

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
45,000	0.375%, 03/15/16	45,037
165,000	0.500%, 07/31/17	162,912
160,000	0.625%, 05/31/17	158,963
175,000	0.625%, 08/31/17	173,182
80,000	0.625%, 09/30/17	79,050
80,000	0.625%, 11/30/17	78,781
75,000	0.625%, 04/30/18	73,271
55,000	0.750%, 06/30/17	54,768
85,000	0.750%, 10/31/17	84,183
105,000	0.875%, 11/30/16	105,558
148,365	0.875%, 12/31/16	149,037
220,000	0.875%, 01/31/17	220,894
40,000	0.875%, 02/28/17	40,128
110,000	0.875%, 04/30/17	110,137
185,000	1.000%, 08/31/16	186,778
170,000	1.000%, 09/30/16	171,527
185,000	1.000%, 10/31/16	186,561
50,000	1.000%, 03/31/17	50,266
15,000	1.000%, 06/30/19	14,564
85,000	1.250%, 08/31/15	85,956
70,000	1.250%, 09/30/15	70,831
55,000	1.250%, 10/31/15	55,681
75,000	1.250%, 10/31/18	74,408
35,000	1.250%, 11/30/18	34,686
135,000	1.250%, 01/31/19	133,439
20,000	1.375%, 11/30/15	20,291
50,000	1.375%, 09/30/18	49,922
65,000	1.375%, 02/28/19	64,533
50,000	1.500%, 06/30/16	50,951
109,000	1.500%, 07/31/16	111,095
30,000	1.500%, 12/31/18	30,007
170,000	1.750%, 07/31/15	172,537
160,000	1.750%, 05/31/16	163,688
160,000	1.875%, 06/30/15	162,363
140,000	2.000%, 01/31/16	143,407
60,000	2.000%, 04/30/16	61,605
40,000	2.125%, 05/31/15	40,605
30,000	2.125%, 12/31/15	30,746
145,000	2.125%, 02/29/16	148,919
50,000	2.375%, 02/28/15	50,566

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

75,000	2.375%, 03/31/16	77,379
10,000	2.375%, 07/31/17	10,410
105,000	2.500%, 04/30/15	106,678
40,000	2.625%, 04/30/16	41,477
80,000	2.750%, 11/30/16	83,775
35,000	3.125%, 10/31/16	36,895
51,835	3.125%, 01/31/17	54,828
37,000	3.125%, 04/30/17	39,240
100,000	3.250%, 12/31/16	105,937
65,000	4.125%, 05/15/15	66,838
190,000	4.250%, 08/15/15	197,452
45,000	4.500%, 11/15/15	47,320
45,000	4.500%, 02/15/16	47,728

	Total U.S. Treasury Obligations (Cost $5,448,339)	5,464,570

Loan Assignments — 0.2%
	Financials — 0.2%
	Real Estate Management & Development — 0.2%
2,882	Invitation Homes, Revolving Loan, VAR, 3.750%, 03/15/15 (i)	2,867
13,275	Progress Residential LP, Revolving Loan, VAR, 4.000%, 09/04/15 (i)	13,208
9,676	Tricon Capital Group Inc., Revolving Loan, (Canada), VAR, 4.100%, 06/13/15 (i)	9,628

	Total Loan Assignments (Cost $25,832)	25,703

SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
29,536	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $29,536)	29,536

	Total Investments — 99.7% (Cost $11,191,648)	11,243,187
	Other Assets in Excess of Liabilities — 0.3%	37,818

	NET ASSETS — 100.0%	$11,281,005

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 64.1%
	Consumer Discretionary — 15.8%
	Auto Components — 1.4%
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
596	3.500%, 03/15/17	600
1,130	4.875%, 03/15/19	1,161
2,422	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	2,585

		4,346

	Automobiles — 3.0%
4,993	Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	5,372
1,465	General Motors Co., 3.500%, 10/02/18	1,496
2,517	Jaguar Land Rover Automotive plc, (United Kingdom), 4.125%, 12/15/18 (e)	2,555

		9,423

	Distributors — 0.2%
600	VWR Funding, Inc., 7.250%, 09/15/17	633

	Diversified Financial Services — 0.3%
1,048	Interactive Data Corp., 5.875%, 04/15/19 (e)	1,054

	Hotels, Restaurants & Leisure — 2.9%
150	DineEquity, Inc., 9.500%, 10/30/18	159
250	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	280
	MGM Resorts International,
500	8.625%, 02/01/19	589
2,975	11.375%, 03/01/18	3,763
620	MTR Gaming Group, Inc., 11.500%, 08/01/19	693
1,450	NCL Corp., Ltd., (Bermuda), 5.000%, 02/15/18	1,483
431	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	463
1,075	Royal Caribbean Cruises Ltd., (Liberia), 7.250%, 03/15/18	1,231
445	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	469

		9,130

	Household Durables — 3.3%
613	Jarden Corp., 7.500%, 05/01/17	684
	K. Hovnanian Enterprises, Inc.,
450	6.250%, 01/15/16	467
48	7.000%, 01/15/19 (e)	49
100	9.125%, 11/15/20 (e)	111
500	11.875%, 10/15/15	549
	Lennar Corp.,
1,800	4.500%, 06/15/19	1,837
90	6.950%, 06/01/18	99

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
3,005	Series B, 12.250%, 06/01/17	3,742
1,405	M/I Homes, Inc., 8.625%, 11/15/18	1,482
805	Standard Pacific Corp., 8.375%, 05/15/18	934
435	Toll Brothers Finance Corp., 6.750%, 11/01/19	497

		10,451

	Internet & Catalog Retail — 0.1%
186	SITEL LLC/Sitel Finance Corp., 11.000%, 08/01/17 (e)	194

	Media — 4.5%
300	AMC Entertainment, Inc., 9.750%, 12/01/20	337
	Cablevision Systems Corp.,
1,800	7.750%, 04/15/18	2,003
2,301	8.000%, 04/15/20	2,623
285	Cenveo Corp., 6.000%, 08/01/19 (e)	281
850	Clear Channel Communications, Inc., 9.000%, 12/15/19	880
550	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 03/15/20	589
	DISH DBS Corp.,
650	4.625%, 07/15/17	678
1,722	7.875%, 09/01/19	1,997
500	Gray Television, Inc., 7.500%, 10/01/20	528
875	LIN Television Corp., 8.375%, 04/15/18	914
1,121	NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.000%, 08/01/18 (e)	1,152
707	Numericable Group S.A., (France), 4.875%, 05/15/19 (e)	716
350	Radio One, Inc., 9.250%, 02/15/20 (e)	364
305	Sinclair Television Group, Inc., 8.375%, 10/15/18	319
900	Univision Communications, Inc., 6.875%, 05/15/19 (e)	954

		14,335

	Specialty Retail — 0.1%
430	Claire’s Stores, Inc., 6.125%, 03/15/20 (e)	407

	Total Consumer Discretionary	49,973

	Consumer Staples — 3.7%
	Food & Staples Retailing — 1.2%
2,500	Rite Aid Corp., 8.000%, 08/15/20	2,729
910	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17	971

		3,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	255

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — 1.4%
2,046	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	2,168
1,966	Smithfield Foods, Inc., 5.250%, 08/01/18 (e)	2,045

		4,213

	Household Products — 1.1%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
500	7.125%, 04/15/19	519
1,185	7.875%, 08/15/19	1,284
1,000	8.500%, 05/15/18	1,046
725	9.000%, 04/15/19	761

		3,610

	Total Consumer Staples	11,523

	Energy — 5.5%
	Energy Equipment & Services — 0.9%
414	Ocean Rig UDW, Inc., 7.250%, 04/01/19 (e)	412
200	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	211
305	PHI, Inc., 5.250%, 03/15/19	309
900	Seadrill Ltd., (Bermuda), 6.500%, 10/05/15	933
200	SESI LLC, 7.125%, 12/15/21	226
850	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	894

		2,985

	Oil, Gas & Consumable Fuels — 4.6%
	Chesapeake Energy Corp.,
250	3.250%, 03/15/16	251
1,152	VAR, 3.484%, 04/15/19	1,163
750	Comstock Resources, Inc., 7.750%, 04/01/19	801
500	Energy XXI Gulf Coast, Inc., 7.750%, 06/15/19	523
50	EP Energy LLC/Everest Acquisition Finance, Inc., 6.875%, 05/01/19	53
NOK 2,000	Exmar N.V., (Belgium), VAR, 6.250%, 07/07/17	326
2,717	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18	2,859
	Hilcorp Energy I LP/Hilcorp Finance Co.,
600	7.625%, 04/15/21 (e)	646
500	8.000%, 02/15/20 (e)	528
500	Kodiak Oil & Gas Corp., (Canada), 8.125%, 12/01/19	550
175	Laredo Petroleum, Inc., 9.500%, 02/15/19	188
270	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19 (e)	274
1,060	Peabody Energy Corp., 6.000%, 11/15/18	1,092

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
400	Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., 9.750%, 02/15/17	415
750	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	780
1,413	Ultra Petroleum Corp., (Canada), 5.750%, 12/15/18 (e)	1,458
1,165	Westmoreland Coal Co./Westmoreland Partners, 10.750%, 02/01/18 (e)	1,242
1,070	WPX Energy, Inc., 5.250%, 01/15/17	1,126

		14,275

	Total Energy	17,260

	Financials — 2.9%
	Banks — 1.0%
	CIT Group, Inc.,
786	3.875%, 02/19/19	796
660	5.000%, 05/15/17	697
1,530	Royal Bank of Scotland Group plc, (United Kingdom), 4.700%, 07/03/18	1,606

		3,099

	Consumer Finance — 1.6%
	Ally Financial, Inc.,
1,700	4.750%, 09/10/18	1,788
1,035	6.250%, 12/01/17	1,140
	General Motors Financial Co., Inc.,
995	3.500%, 07/10/19	1,003
300	4.750%, 08/15/17	315
880	SLM Corp., 4.625%, 09/25/17	913

		5,159

	Insurance — 0.3%
850	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	1,001

	Total Financials	9,259

	Health Care — 4.8%
	Health Care Equipment & Supplies — 2.3%
650	Alere, Inc., 7.250%, 07/01/18	686
1,350	Biomet, Inc., 6.500%, 10/01/20	1,439
3,200	ConvaTec Healthcare E S.A., (Luxembourg), 10.500%, 12/15/18 (e)	3,431
500	Hologic, Inc., 6.250%, 08/01/20	528
925	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	1,033

		7,117

	Health Care Providers & Services — 1.9%
550	CHS/Community Health Systems, Inc., 5.125%, 08/15/18	572

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
	HCA, Inc.,
371	3.750%, 03/15/19	374
325	8.000%, 10/01/18	380
1,100	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	1,166
1,602	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	1,706
	Tenet Healthcare Corp.,
930	5.000%, 03/01/19 (e)	941
550	6.250%, 11/01/18	600
133	Universal Health Services, Inc., 3.750%, 08/01/19 (e)	135

		5,874

	Pharmaceuticals — 0.6%
110	Endo Finance LLC & Endo Finco, Inc., 7.000%, 07/15/19 (e)	117
405	Valeant Pharmaceuticals International, (Canada), 6.875%, 12/01/18 (e)	422
	Valeant Pharmaceuticals International, Inc., (Canada),
175	6.750%, 10/01/17 (e)	182
1,225	6.750%, 08/15/18 (e)	1,310

		2,031

	Total Health Care	15,022

	Industrials — 9.3%
	Aerospace & Defense — 1.0%
	Bombardier, Inc., (Canada),
450	4.750%, 04/15/19 (e)	456
1,700	7.500%, 03/15/18 (e)	1,895
648	Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19 (e)	669

		3,020

	Air Freight & Logistics — 0.3%
608	CEVA Group plc, (United Kingdom), 4.000%, 05/01/18 (e)	571
287	XPO Logistics, Inc., 7.875%, 09/01/19 (e)	298

		869

	Airlines — 0.8%
1,927	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,081
11	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	12
327	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	347

		2,440

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.2%
600	Calcipar S.A., (Luxembourg), 6.875%, 05/01/18 (e)	624

	Commercial Services & Supplies — 1.9%
	ADT Corp. (The),
710	2.250%, 07/15/17	701
800	4.125%, 04/15/19	802
705	Casella Waste Systems, Inc., 7.750%, 02/15/19	726
417	Ceridian LLC/Comdata, Inc., 8.125%, 11/15/17 (e)	423
455	Deluxe Corp., 7.000%, 03/15/19	478
1,270	ILFC E-Capital Trust I, VAR, 5.020%, 12/21/65 (e)	1,226
573	Jaguar Holding Co. I, 9.375% (cash), 10/15/17 (e) (v)	589
	R.R. Donnelley & Sons Co.,
150	6.125%, 01/15/17	160
625	7.250%, 05/15/18	704
425	8.250%, 03/15/19	504

		6,313

	Construction & Engineering — 0.5%
1,375	Tutor Perini Corp., 7.625%, 11/01/18	1,435

	Electrical Equipment — 0.4%
1,080	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	1,164

	Machinery — 1.6%
1,175	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	1,243
700	Bluewater Holding B.V., (Netherlands), 10.000%, 12/10/19 (e)	742
3,075	CNH Industrial Capital LLC, 3.375%, 07/15/19 (e)	3,029
356	Mcron Finance Sub LLC/Mcron Finance Corp., 8.375%, 05/15/19 (e)	385

		5,399

	Marine — 0.1%
300	Ridgebury Crude Tankers LLC, 7.625%, 03/20/17 (e)	308

	Road & Rail — 1.2%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
200	4.875%, 11/15/17	207
300	9.750%, 03/15/20	335
300	VAR, 2.977%, 12/01/17	299
3,000	Hertz Corp. (The), 7.500%, 10/15/18	3,131

		3,972

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	257

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Trading Companies & Distributors — 1.3%
360	Aircastle Ltd., (Bermuda), 6.250%, 12/01/19	390
935	HD Supply, Inc., 8.125%, 04/15/19	1,019
2,500	International Lease Finance Corp., 3.875%, 04/15/18	2,540

		3,949

	Total Industrials	29,493

	Information Technology — 3.4%
	Communications Equipment — 0.8%
750	Alcatel-Lucent USA, Inc., 4.625%, 07/01/17 (e)	761
840	Avaya, Inc., 7.000%, 04/01/19 (e)	836
960	Goodman Networks, Inc., 12.125%, 07/01/18	1,042

		2,639

	Electronic Equipment, Instruments & Components — 1.0%
2,690	Viasystems, Inc., 7.875%, 05/01/19 (e)	2,783

	Internet Software & Services — 0.4%
1,135	IAC/InterActiveCorp., 4.875%, 11/30/18	1,178

	IT Services — 0.4%
300	First Data Corp., 7.375%, 06/15/19 (e)	320
710	iGATE Corp., 4.750%, 04/15/19 (e)	712
300	SunGard Data Systems, Inc., 6.625%, 11/01/19	314

		1,346

	Semiconductors & Semiconductor Equipment — 0.8%
2,500	Advanced Micro Devices, Inc., 6.750%, 03/01/19 (e)	2,619

	Total Information Technology	10,565

	Materials — 9.0%
	Chemicals — 1.7%
2,000	Ashland, Inc., 3.875%, 04/15/18	2,047
350	Huntsman International LLC, 8.625%, 03/15/20	375
725	INEOS Group Holdings S.A., (Luxembourg), 6.125%, 08/15/18 (e)	749
200	OMNOVA Solutions, Inc., 7.875%, 11/01/18	208
1,350	PolyOne Corp., 7.375%, 09/15/20	1,455
460	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	478

		5,312

	Construction Materials — 1.5%
400	Cemex Espana S.A., (Spain), 9.875%, 04/30/19 (e)	454
	Cemex S.A.B. de C.V., (Mexico),
625	5.875%, 03/25/19 (e)	655
910	9.500%, 06/15/18 (e)	1,031
825	VAR, 4.984%, 10/15/18 (e)	877

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — continued
1,125	VAR, 5.234%, 09/30/15 (e)	1,154
425	Headwaters, Inc., 7.250%, 01/15/19	447
160	U.S. Concrete, Inc., 8.500%, 12/01/18	173

		4,791

	Containers & Packaging — 1.2%
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., (Ireland),
200	6.250%, 01/31/19 (e)	202
1,350	VAR, 3.232%, 12/15/19 (e)	1,344
675	Berry Plastics Corp., 9.750%, 01/15/21	760
	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, (Luxembourg),
720	5.625%, 12/15/16 (e)	733
750	6.000%, 06/15/17 (e)	761
100	Graphic Packaging International, Inc., 7.875%, 10/01/18	104

		3,904

	Metals & Mining — 4.6%
2,000	Alcoa, Inc., 5.720%, 02/23/19	2,219
635	Aleris International, Inc., 7.625%, 02/15/18	659
	APERAM, (Luxembourg),
250	7.375%, 04/01/16 (e)	256
1,100	7.750%, 04/01/18 (e)	1,154
	ArcelorMittal, (Luxembourg),
5,370	6.125%, 06/01/18	5,846
250	10.350%, 06/01/19	315
480	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, (Australia), 7.125%, 05/01/18 (e)	504
	Commercial Metals Co.,
345	6.500%, 07/15/17	376
875	7.350%, 08/15/18	989
325	FMG Resources August 2006 Pty Ltd., (Australia), 6.875%, 02/01/18 (e)	342
600	Novelis, Inc., (Canada), 8.375%, 12/15/17	635
435	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	463
600	United States Steel Corp., 7.000%, 02/01/18	659

		14,417

	Total Materials	28,424

	Telecommunication Services — 8.3%
	Diversified Telecommunication Services — 7.1%
1,000	Altice Financing S.A., (Luxembourg), 7.875%, 12/15/19 (e)	1,082

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
	CCO Holdings LLC/CCO Holdings Capital Corp.,
730	7.000%, 01/15/19	766
4,169	7.250%, 10/30/17	4,356
1,530	8.125%, 04/30/20	1,641
900	CenturyLink, Inc., Series R, 5.150%, 06/15/17	961
100	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	126
350	Frontier Communications Corp., 8.125%, 10/01/18	407
	Intelsat Jackson Holdings S.A., (Luxembourg),
280	7.250%, 04/01/19	295
1,725	8.500%, 11/01/19	1,811
725	Intelsat Luxembourg S.A., (Luxembourg), 6.750%, 06/01/18	759
6,075	Level 3 Communications, Inc., 11.875%, 02/01/19	6,645
615	Level 3 Financing, Inc., VAR, 3.823%, 01/15/18 (e)	618
1,575	PAETEC Holding Corp., 9.875%, 12/01/18	1,679
120	Sprint Capital Corp., 6.900%, 05/01/19	129
510	Telesat Canada/Telesat LLC, (Canada), 6.000%, 05/15/17 (e)	525
200	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	210
EUR 210	Wind Acquisition Finance S.A., (Luxembourg), VAR, 4.203%, 07/15/20 (e)	277
50	Windstream Corp., 7.875%, 11/01/17	57

		22,344

	Wireless Telecommunication Services — 1.2%
1,000	Sprint Communications, Inc., 9.000%, 11/15/18 (e)	1,189
	T-Mobile USA, Inc.,
2,076	5.250%, 09/01/18	2,140
369	6.464%, 04/28/19	385

		3,714

	Total Telecommunication Services	26,058

	Utilities — 1.4%
	Electric Utilities — 0.1%
163	RJS Power Holdings LLC, 5.125%, 07/15/19 (e)	164

	Independent Power & Renewable Electricity Producers — 1.1%
2,000	AES Corp., VAR, 3.227%, 06/01/19	2,010
1,500	GenOn Energy, Inc., 9.875%, 10/15/20	1,583

		3,593

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 0.2%
500	Kinder Morgan Finance Co. LLC, 5.700%, 01/05/16	526

	Total Utilities	4,283

	Total Corporate Bonds (Cost $202,030)	201,860

Preferred Securities — 2.0% (x)
	Financials — 2.0%
	Banks — 1.5%
	Bank of America Corp.,
2,800	Series V, VAR, 5.125%, 06/17/19	2,771
1,000	Series K, VAR, 8.000%, 01/30/18	1,105
900	Wells Fargo & Co., Series K, VAR, 7.980%, 03/15/18	1,017

		4,893

	Capital Markets — 0.5%
704	Goldman Sachs Group, Inc. (The), VAR, 5.700%, 05/10/19	727
692	Morgan Stanley, VAR, 5.450%, 07/15/19	704

		1,431

	Total Preferred Securities (Cost $6,334)	6,324

SHARES
Preferred Stocks — 0.5%
	Financials — 0.5%
	Consumer Finance — 0.2%
23	GMAC Capital Trust I, VAR, 8.125%, 02/15/40 (a)	629

	Insurance — 0.3%
1	XLIT Ltd., (Cayman Islands), Series D, VAR, 3.354%, 09/30/14 (a) @	861

	Total Preferred Stocks (Cost $1,493)	1,490

PRINCIPAL AMOUNT($)
Loan Assignments — 29.8%
	Consumer Discretionary — 9.8%
	Auto Components — 0.7%
1,900	Cooper-Standard Automotive, Inc., Term Loan, VAR, 4.000%, 04/04/21	1,889
425	Key Safety Systems, Inc., 1st lien Term Loan B, VAR, 06/30/21 ^	426

		2,315

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	259

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Automobiles — 0.2%
648	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	642

	Hotels, Restaurants & Leisure — 1.8%
668	CEC Entertainment, Inc., New Term Loan B, VAR, 4.250%, 02/12/21	661
230	Dave & Buster’s, Inc., 1st Lien Term Loan B, VAR, 4.500%, 07/25/20	229
840	Golden Nugget, Inc., VAR, 5.500%, 11/21/19	847
360	Golden Nugget, Inc., Delayed Draw Term Loan, VAR, 5.500%, 11/21/19	363
959	Hilton Worldwide Finance LLC, Term Loan B, VAR, 3.500%, 10/26/20	953
995	Intrawest Operations Group LLC, Term Loan, VAR, 5.500%, 12/09/20	1,000
103	Landry’s, Inc., 1st Lien Term Loan B, VAR, 4.000%, 04/24/18	103
576	Las Vegas Sands LLC, Term Loan B, VAR, 3.250%, 12/19/20	575
440	Shingle Springs Tribal Gaming Authority, Term Loan B, VAR, 6.250%, 08/29/19	453
355	Station Casinos LLC, 1st Lien Term Loan B, VAR, 4.250%, 03/02/20	354

		5,538

	Household Durables — 0.1%
251	Polarpak, Inc., Term Loan, VAR, 4.500%, 06/07/20	250
75	Tempur Sealy International, Inc., New Term Loan B, VAR, 3.500%, 03/18/20	74
131	WNA Holdings, Inc., Term Loan, VAR, 4.500%, 06/07/20	130

		454

	Internet & Catalog Retail — 0.2%
575	1-800 CONTACTS, Inc., Term Loan, VAR, 01/29/21	570

	Leisure Products — 0.6%
1,760	Delta 2 Lux Sarl, 2nd Lien Term Loan, VAR, 7.750%, 07/29/22 ^	1,752

	Media — 4.3%
748	Cengage Learning Acquisitions, Inc., 2020 Term Loan, VAR, 7.000%, 03/31/20	753
158	Clear Channel Communications, Inc., Tranche B Term Loan B-1, VAR, 3.807%, 01/29/16	157
720	Clear Channel Communications, Inc., Tranche D Term Loan, VAR, 6.907%, 01/30/19	709
142	Clear Channel Communications, Inc., Tranche E Term Loan, VAR, 7.657%, 07/30/19	142

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
496	Mission Broadcasting, Inc., Term Loan B-2, VAR, 3.750%, 10/01/20	491
563	Nexstar Broadcasting, Inc., Term Loan B-2, VAR, 3.750%, 10/01/20	557
1,844	Tribune Co., Initial Term Loan, VAR, 4.000%, 12/27/20	1,841
40	TWCC Holding Corp., 1st Lien Term Loan, VAR, 3.500%, 02/13/17	39
1,836	Univision Communications, Inc., 1st Lien Term Loan C-4, VAR, 4.000%, 03/01/20 ^	1,823
2,381	Univision Communications, Inc., Term Loan, VAR, 4.000%, 03/01/20	2,365
2,640	Visant Corp., 1st Lien Term Loan, VAR, 5.250%, 12/22/16	2,626
600	Visant Corp., 1st Lien Term Loan B, VAR, 5.500%, 07/29/21 ^	597
1,791	WMG Acquisition Corp., Tranche B Term Loan, VAR, 3.750%, 07/01/20	1,744

		13,844

	Multiline Retail — 0.8%
992	J.C. Penney Co., Inc., 1st Lien Term Loan, VAR, 6.000%, 05/22/18	997
1,601	Neiman Marcus Group, Inc., Term Loan, VAR, 4.250%, 10/25/20	1,588

		2,585

	Specialty Retail — 0.5%
1,621	J. Crew Group, Inc., 1st Lien Term Loan B, VAR, 4.000%, 03/05/21	1,588

	Textiles, Apparel & Luxury Goods — 0.6%
1,309	Lands’ End, Inc., Term Loan B, VAR, 4.250%, 04/02/21	1,297
480	Stuart Weitzman Holdings LLC, Term Loan, VAR, 4.500%, 04/08/20	476

		1,773

	Total Consumer Discretionary	31,061

	Consumer Staples — 5.2%
	Food & Staples Retailing — 1.8%
1,899	New Albertsons, Inc., 1st Lien Term Loan B, VAR, 4.750%, 06/27/21	1,888
1,366	New Albertsons, Inc., 2019 Term Loan, VAR, 4.750%, 03/21/19	1,369
644	Rite Aid Corp., 2nd Lien Term Loan, VAR, 4.875%, 06/21/21	646
1,906	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19 ^	1,891

		5,794

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Food Products — 3.4%
3,133	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	3,120
3,206	H.J. Heinz Co., 1st Lien Term Loan B-2, VAR, 3.500%, 06/05/20	3,202
870	Hearthside Food Solutions LLC, 1st Lien Term Loan, VAR, 4.500%, 06/02/21	871
145	Hostess Brands LLC, Term Loan, VAR, 6.750%, 04/09/20	148
2,806	Pinnacle Foods Finance LLC, Tranche G Term Loan, VAR, 3.250%, 04/29/20 ^	2,770
545	Pinnacle Foods Finance LLC, Tranche H Term Loan, VAR, 3.250%, 04/29/20	539

		10,650

	Total Consumer Staples	16,444

	Energy — 2.9%
	Energy Equipment & Services — 1.3%
99	Drillships Financing Holding, Inc., Term Loan B-1, VAR, 6.000%, 03/31/21	99
750	Floatel International Ltd., 1st Lien Term Loan B, VAR, 6.000%, 06/27/20	752
372	Pacific Drilling S.A., Term Loan, VAR, 4.500%, 06/03/18	372
157	Propetro Services, Inc., Term Loan, VAR, 7.250%, 09/30/19	159
1,496	Seadrill Operating LP, Term Loan B, VAR, 4.000%, 02/21/21	1,469
370	Seventy Seven Operating LLC, 1st Lien Term Loan B, VAR, 3.750%, 06/25/21	370
920	Stallion Oilfield Holdings, Inc., Term Loan, VAR, 8.000%, 06/19/18	930

		4,151

	Oil, Gas & Consumable Fuels — 1.6%
99	Alon USA Partners LP, New Term Loan B, VAR, 9.250%, 11/26/18	101
412	CITGO Petroleum Corp., 1st Lien Term Loan B, VAR, 4.500%, 07/29/21	413
875	Energy Transfer Equity LP, New Term Loan, VAR, 3.250%, 12/02/19	863
1,005	Fieldwood Energy LLC, 2nd Lien Term Loan, VAR, 8.375%, 09/30/20	1,028
356	MEG Energy Corp., New Term Loan B, VAR, 3.750%, 03/31/20	355
247	Navios Maritime Partners LP, Term Loan, VAR, 5.250%, 06/27/18	249
695	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20	690
310	Sabine Oil & Gas LLC, 2nd Lien Term Loan, VAR, 8.750%, 12/31/18	314

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
610	Southcross Holdings LP, 1st Lien, VAR, 6.000%, 08/04/21 ^	612
405	Vantage Energy LLC, 2nd Lien Term Loan, VAR, 8.500%, 12/20/18	407

		5,032

	Total Energy	9,183

	Financials — 1.0%
	Capital Markets — 0.2%
491	Duff & Phelps Corp., Term Loan, VAR, 4.500%, 04/23/20	490

	Diversified Financial Services — 0.6%
40	Ascensus, Inc., 2nd Lien Term Loan, VAR, 9.000%, 12/02/20	41
164	Ascensus, Inc., Initial Term Loan, VAR, 5.000%, 12/02/19	165
1,541	ROC Finance LLC, New 1st Lien Term Loan B, VAR, 5.000%, 06/20/19	1,494
130	Sedgwick, Inc., 2nd Lien Term Loan, VAR, 6.750%, 02/28/22	129

		1,829

	Insurance — 0.2%
226	HUB International Ltd., Initial Term Loan B, VAR, 4.250%, 10/02/20	224
504	Sedgwick CMS Holdings, Inc., 1st Lien Term Loan, VAR, 3.750%, 03/01/21	495

		719

	Total Financials	3,038

	Health Care — 1.5%
	Biotechnology — 0.2%
170	Ikaria, Inc., 1st Lien Term Loan, VAR, 5.000%, 02/12/21	170
310	Ikaria, Inc., 2nd Lien Term Loan, VAR, 8.750%, 02/14/22	314
276	Sage Products Holdings III LLC, 1st Lien Term Loan, VAR, 4.250%, 12/13/19	276

		760

	Health Care Providers & Services — 0.6%
260	Amsurg Corp., Initial Term Loan B, VAR, 3.750%, 07/16/21	260
109	CHG Healthcare Services, Inc., 1st Lien Term Loan, VAR, 4.250%, 11/19/19	109
961	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18 ^	958
519	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.750%, 01/31/21	518

		1,845

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	261

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Life Sciences Tools & Services — 0.1%
246	STHI Holding Corp., 1st Lien Term Loan, VAR, 4.500%, 08/06/21 ^	245

	Pharmaceuticals — 0.6%
233	Catalent Pharma Solutions, Inc., USD Term Loan, VAR, 6.500%, 12/31/17	235
66	CEVA Group plc, Term Loan B, VAR, 6.500%, 03/19/21	64
479	Grifols Worldwide Operations Ltd., Tranch B Term Loan, VAR, 3.157%, 02/27/21	475
927	Par Pharmaceutical Cos., Inc., Term Loan B-2, VAR, 4.000%, 09/30/19	918
220	Phibro Animal Health Corp., Term Loan, VAR, 5.250%, 04/16/21	219

		1,911

	Total Health Care	4,761

	Industrials — 3.3%
	Air Freight & Logistics — 0.0% (g)
8	CEVA Group plc, Canadian Term Loan, VAR, 6.500%, 03/19/21	8
48	CEVA Group plc, Dutch BV Term Loan, VAR, 6.500%, 03/19/21	47
46	CEVA Group plc, Synthetic Letter of Credit, Term Loan, VAR, 6.500%, 03/19/21	44

		99

	Airlines — 0.2%
394	Delta Air Lines, Inc., 2014 Term Loan B-1, VAR, 3.250%, 10/18/18	390
231	LM US Member LLC,1st Lien Term Loan, VAR, 4.750%, 10/25/19	230

		620

	Building Products — 0.4%
925	Continental Building Products, Inc., 1st Lien Term Loan, VAR, 4.000%, 08/28/20 ^	918
398	Norcraft Cos. LP, Initial Term Loan, VAR, 5.250%, 12/13/20	397

		1,315

	Commercial Services & Supplies — 1.2%
141	Garda World Security Corp., New Term Loan, VAR, 4.000%, 11/06/20	140
552	Garda World Security Corp., Term Loan B, VAR, 4.000%, 11/06/20	548
1,225	Harland Clarke Holdings Corp., Term Loan B-4, VAR, 6.000%, 08/04/19	1,236
424	Harland Clarke Holdings Corp., Tranche B-2 Term Loan, VAR, 5.484%, 06/30/17	424

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
529	Multi Packaging Solutions, Inc., New USD Term Loan B, VAR, 4.250%, 09/30/20	526
520	University Support Services LLC (St. George’s University Scholastic Services LLC), 2nd Lien Term Loan, VAR, 5.750%, 08/06/21	521
99	Wastequip, Inc., New Term Loan, VAR, 5.500%, 08/09/19	99

		3,494

	Electrical Equipment — 0.0% (g)
150	Alliance Laundry Systems LLC, 1st Lien New Term Loan, VAR, 4.250%, 12/10/18	150

	Industrial Conglomerates — 0.1%
302	Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	302

	Machinery — 0.7%
692	Apex Tool Group, Inc., Term Loan, VAR, 4.500%, 01/31/20	681
390	Hilex Poly Co. LLC, 1st Lien, VAR, 5.000%, 06/23/21 ^	389
628	Intelligrated, Inc., 1st Lien Term Loan, VAR, 4.500%, 07/30/18	622
170	VAT Holding AG, Term Loan, VAR, 4.750%, 02/11/21	169

		1,861

	Marine — 0.3%
533	Drillships Ocean Ventures, 1st Lien Term Loan B, VAR, 5.500%, 07/25/21	535
460	Shelf Drilling Holdings Ltd., VAR, 10.000%, 10/08/18	469

		1,004

	Road & Rail — 0.0% (g)
99	Ozburn-Hessey Holding Co. LLC, Term Loan, VAR, 6.753%, 05/23/19	99

	Trading Companies & Distributors — 0.4%
1,241	McJunkin Red Man Corp., Term Loan B, VAR, 5.000%, 11/08/19	1,241
169	SunSource Holdings, Inc., New Term Loan, VAR, 4.750%, 02/12/21	168

		1,409

	Total Industrials	10,353

	Information Technology — 1.2%
	Communications Equipment — 0.1%
444	Avaya, Inc., 1st Lien Term Loan B-3, VAR, 4.655%, 10/26/17	430

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Electronic Equipment, Instruments & Components — 0.5%
1,346	Dell International LLC, Term Loan B, VAR, 4.500%, 04/29/20	1,350

	Internet Software & Services — 0.1%
175	Go Daddy Group, Inc. (The), Term Loan B, VAR, 4.750%, 05/13/21	174

	IT Services — 0.2%
730	First Data Corp., 1st Lien Term Loan, VAR, 4.155%, 03/24/21	728

	Semiconductors & Semiconductor Equipment — 0.3%
203	Avago Technologies Cayman Ltd., 1st Lien Term Loan B, VAR, 3.750%, 05/06/21	203
227	Freescale Semiconductor, Inc., 7 Years Term Loan B-4, VAR, 4.250%, 02/28/20	226
596	Freescale Semiconductor, Inc., Term Loan B-5, VAR, 5.000%, 01/15/21	597

		1,026

	Total Information Technology	3,708

	Materials — 2.5%
	Chemicals — 1.2%
958	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, VAR, 3.750%, 02/01/20 ^	952
517	AZ Chem U.S., Inc., 1st Lien Term Loan B, VAR, 4.500%, 06/11/21	519
943	Flint Group S.A., 1st Lien Term Loan B, VAR, 05/03/21 ^	940
509	Gemini HDPE LLC, 1st lien Term Loan, VAR, 4.750%, 08/06/21 ^	509
456	OCI Beaumont LLC, Term Loan B-3, VAR, 5.000%, 08/20/19	459
99	Tronox Ltd., Term Loan B, VAR, 4.000%, 03/19/20	98

		3,477

	Construction Materials — 0.2%
521	Quikrete Holdings, Inc., 1st Lien Term Loan, VAR, 4.000%, 09/28/20	517
50	Quikrete Holdings, Inc., 2nd Lien Term Loan, VAR, 7.000%, 03/26/21	51

		568

	Containers & Packaging — 0.1%
319	Ardagh Holdings USA, Inc., New Term Loan, VAR, 4.000%, 12/17/19	317
120	Rexam plc, 1st Lien Term Loan B, VAR, 4.250%, 05/03/21	120

		437

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.0%
894	Fairmount Minerals Ltd., 1st Lien Term Loan B-2, VAR, 4.500%, 09/05/19	896
30	JFB Firth Rixson, Inc., 2013 Term Loan, VAR, 4.250%, 06/30/17	29
1,117	FMG Resources PTY, Ltd. (Fortescue Metals Group), Term Loan, VAR, 3.750%, 06/30/19	1,113
599	Hi-Crush Partners LP, Term Loan B, VAR, 4.750%, 04/28/21	600
638	Murray Energy Corp., VAR, 5.250%, 12/05/19	642

		3,280

	Total Materials	7,762

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
283	Cincinnati Bell Inc., Term Loan B, VAR, 4.000%, 09/10/20	282
59	Integra Telecom Holdings, Inc., Term Loan B, VAR, 5.250%, 02/22/19	59
70	Level 3 Communications, Inc., 2019 Tranche B-3 Term Loan, VAR, 4.000%, 08/01/19	70
1,010	UPC Financing Partnership, Facility AH, VAR, 3.250%, 06/30/21	992
425	Virgin Media Ltd., Term Loan B, VAR, 3.500%, 06/07/20	419
143	XO Communications LLC, 1st Lien Term Loan, VAR, 4.250%, 03/20/21	143
248	Zayo Group LLC, Term Loan B, VAR, 4.000%, 07/02/19	247

	Total Telecommunication Services	2,212

	Utilities — 1.7%
	Electric Utilities — 1.2%
750	Albertsons LLC, Term Loan B-4, VAR, 08/08/21 ^	752
512	Energy Future Intermediate Holding Co. LLC, 1st Lien Term Loan, VAR, 4.250%, 06/19/16	512
455	Texas Competitive Electric Holdings Co. LLC, 1st Lien Term loan, VAR, 05/05/16	458
1,750	Texas Competitive Electric Holdings Co. LLC, Exit Term Loan, VAR, 4.652%, 10/10/17 ^	1,352
1,175	Texas Competitive Electric Holdings Co. LLC, Non-Exit Term Loan, VAR, 4.652%, 10/10/14 ^	909

		3,983

	Independent Power & Renewable Electricity Producers — 0.5%
198	Calpine Construction Finance Co./CCFC Finance Corp., 1st Lien Term Loan B, VAR, 3.000%, 05/03/20	194

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	263

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Independent Power & Renewable Electricity Producers — continued
992	Dynegy, Inc., Tranche B-2 Term Loan, VAR, 4.000%, 04/23/20	991
312	EFS Cogen Holdings I LLC, VAR, 3.750%, 12/17/20	311

		1,496

	Total Utilities	5,479

	Total Loan Assignments (Cost $94,227)	94,001

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.3%
	Investment Company — 4.3%
13,615	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $13,615)	13,615

	Total Investments — 100.7% (Cost $317,699)	317,290
	Liabilities in Excess of Other Assets — (0.7)%	(2,342)

	NET ASSETS — 100.0%	$314,948

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
170	EUR	Citibank, N.A.	09/26/14	227	223	4
1,125	NOK	Union Bank of Switzerland AG	09/26/14	183	182	1
				410	405	5

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 30.2%
	Federal Farm Credit Banks,
25,000	4.350%, 09/02/14	25,005
500	6.270%, 01/26/16 (m)	542
4,000	Financing Corp., Zero Coupon, 11/30/17	3,825
9,148	New Valley Generation I, 7.299%, 03/15/19 (m)	10,445
3,217	New Valley Generation II, 5.572%, 05/01/20 (m)	3,619

	Total U.S. Government Agency Securities (Cost $43,110)	43,436

U.S. Treasury Obligations — 81.8%
	U.S. Treasury Notes,
20,000	0.250%, 12/15/15	20,007
10,500	0.625%, 04/30/18	10,258
10,000	0.750%, 10/31/17	9,904
5,000	0.750%, 03/31/18	4,915
5,595	0.875%, 12/31/16	5,620
10,000	0.875%, 04/30/17	10,012
2,000	1.000%, 06/30/19	1,942
6,000	1.250%, 10/31/18	5,953
2,000	1.750%, 07/31/15	2,030

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10,000	2.000%, 04/30/16	10,268
12,000	2.625%, 02/29/16	12,413
15,000	2.625%, 04/30/16	15,554
4,405	3.125%, 01/31/17	4,659
4,000	3.250%, 12/31/16	4,237

	Total U.S. Treasury Obligations (Cost $117,718)	117,772

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
	1,793 JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $1,793)	1,793

	Total Investments — 113.2% (Cost $162,621)	163,001
	Liabilities in Excess of Other Assets — (13.2)%	(18,967)

	NET ASSETS — 100.0%	$144,034

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	265

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (Unaudited)

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2014.
AUD	— Australian Dollar
BRL	— Brazilian Real
CMBS	— Commercial Mortgage-Backed Security
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
EUR	— Euro
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2014. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
RUB	— Russian Ruble
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2014.
TRY	— Turkish Lira
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2014.

ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of August 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(r)	— Rates are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2014.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of August 31, 2014.

^	— All or a portion of the security is unsettled as of August 31, 2014. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
†	— Non-deliverable forward. See Note 2.E.(3). in the Notes to Financial Statements.
††	— The following approximates the value of investments restricted as collateral for swaps to various brokers (amounts in thousands):

Fund	Value
Inflation Managed Bond Fund	$9,170

[1] Security matures in 2110.
[2] Security matures in 2105.
[3] Security matures in 2111.
[4] Security matures in 2114.
[5] Security matures in 2112.

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	267

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$23,311,732	$2,670,343	$1,278,566
Investments in affiliates, at value	1,186,381	50,080	45,555

Total investment securities, at value	24,498,113	2,720,423	1,324,121
Cash	—	30	—
Foreign currency, at value	—	131	—
Receivables:
Investment securities sold	15,796	835	11
Fund shares sold	64,647	3,429	2,844
Interest and dividends from non-affiliates	98,505	20,434	4,595
Dividends from affiliates	40	2	—	(a)
Unrealized appreciation on forward foreign currency exchange contracts	—	192	—
Other assets	—	104	—

Total Assets	24,677,101	2,745,580	1,331,571

LIABILITIES:
Payables:
Due to custodian	11,485	—	—
Distributions	4,224	874	882
Investment securities purchased	3,086	1,980	—
Fund shares redeemed	34,569	1,177	1,348
Variation margin on futures contracts	—	160	—
Unrealized depreciation on forward foreign currency exchange contracts	—	99	—
Unrealized depreciation on unfunded commitments	244	9	—
Variation margin on centrally cleared swaps	—	1	—
Accrued liabilities:
Investment advisory fees	5,071	596	244
Administration fees	1,464	169	68
Shareholder servicing fees	2,327	397	30
Distribution fees	1,848	243	217
Custodian and accounting fees	1,110	237	86
Collateral management fees	—	1	—
Trustees’ and Chief Compliance Officer’s fees	19	3	—
Transfer agent fees	5,601	119	347
Other	1,433	195	111

Total Liabilities	72,481	6,260	3,333

Net Assets	$24,604,620	$2,739,320	$1,328,238

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid-in-Capital	$23,660,033	$2,884,759	$1,231,610
Accumulated undistributed (distributions in excess of) net investment income	22,616	1,917	741
Accumulated net realized gains (losses)	28,117	(236,140)	23,082
Net unrealized appreciation (depreciation)	893,854	88,784	72,805

Total Net Assets	$24,604,620	$2,739,320	$1,328,238

Net Assets:
Class A	$4,967,915	$407,091	$666,601
Class B	23,309	1,748	3,799
Class C	1,087,248	235,679	78,749
Class R2	118,195	16,361	51,327
Class R5	360,740	—	—
Class R6	7,281,498	413,240	—
Institutional Class	—	304,934	—
Select Class	10,765,715	1,360,267	527,762

Total	$24,604,620	$2,739,320	$1,328,238

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	422,287	48,394	60,163
Class B	1,982	206	343
Class C	91,926	27,896	7,131
Class R2	10,060	1,947	4,635
Class R5	30,713	—	—
Class R6	618,634	49,130	—
Institutional Class	—	36,229	—
Select Class	915,808	161,831	47,633

Net Asset Value (a):
Class A — Redemption price per share	$11.76	$8.41	$11.08
Class B — Offering price per share (b)	11.76	8.47	11.08
Class C — Offering price per share (b)	11.83	8.45	11.04
Class R2 — Offering and redemption price per share	11.75	8.40	11.07
Class R5 — Offering and redemption price per share	11.75	—	—
Class R6 — Offering and redemption price per share	11.77	8.41	—
Institutional Class — Offering and redemption price per share	—	8.42	—
Select Class — Offering and redemption price per share	11.76	8.41	11.08
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.22	$8.74	$11.51

Cost of investments in non-affiliates	$22,417,634	$2,582,258	$1,205,761
Cost of investments in affiliates	1,186,381	50,080	45,555
Cost of foreign currency	—	132	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	269

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$10,151,381	$1,691,674	$825,433
Investments in affiliates, at value	464,673	47,578	91,096
Investments in affiliates — restricted, at value	—	9,170	—

Total investment securities, at value	10,616,054	1,748,422	916,529
Cash	2,458	40	—
Receivables:
Investment securities sold	56,249	—	77
Fund shares sold	14,440	2,191	1,003
Interest and dividends from non-affiliates	164,584	7,467	1,079
Dividends from affiliates	11	1	2
Variation Margin on Centrally Cleared Swaps	47	—	—
Outstanding swap contracts, at value	—	1,908	—

Total Assets	10,853,843	1,760,029	918,690

LIABILITIES:
Payables:
Due to custodian	—	—	10
Distributions	13,344	552	37
Investment securities purchased	98,048	4,600	21,468
Fund shares redeemed	15,098	723	282
Outstanding swap contracts, at value	—	12,419	—
Accrued liabilities:
Investment advisory fees	5,137	466	90
Administration fees	663	113	33
Shareholder servicing fees	629	105	146
Distribution fees	406	17	75
Custodian and accounting fees	341	115	66
Collateral management fees	2	10	—
Trustees’ and Chief Compliance Officer’s fees	2	2	—	(a)
Professional fees	—	6	—
Other	1,850	808	114

Total Liabilities	135,520	19,936	22,321

Net Assets	$10,718,323	$1,740,093	$896,369

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
NET ASSETS:
Paid-in-Capital	$10,111,022	$1,733,166	$977,413
Accumulated undistributed (distributions in excess of) net investment income	18,496	478	(540)
Accumulated net realized gains (losses)	218,965	(2,226)	(77,755)
Net unrealized appreciation (depreciation)	369,840	8,675	(2,749)

Total Net Assets	$10,718,323	$1,740,093	$896,369

Net Assets:
Class A	$946,316	$64,744	$192,543
Class B	5,696	—	236
Class C	312,493	4,444	53,558
Class R2	11,151	104	—
Class R5	87,882	12,996	—
Class R6	2,147,108	422,576	16,422
Select Class	7,207,677	1,235,229	633,610

Total	$10,718,323	$1,740,093	$896,369

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	117,276	6,116	19,245
Class B	704	—	24
Class C	38,688	421	5,411
Class R2	1,384	10	—
Class R5	10,829	1,223	—
Class R6	264,969	39,878	1,639
Select Class	889,044	116,668	63,336

Net Asset Value (a):
Class A — Redemption price per share	$8.07	$10.59	$10.00
Class B — Offering price per share (b)	8.10	—	9.92
Class C — Offering price per share (b)	8.08	10.56	9.90
Class R2 — Offering and redemption price per share	8.06	10.60	—
Class R5 — Offering and redemption price per share	8.12	10.63	—
Class R6 — Offering and redemption price per share	8.10	10.60	10.02
Select Class — Offering and redemption price per share	8.11	10.59	10.00
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.38	$11.00	$10.23

Cost of investments in non-affiliates	$9,781,588	$1,672,488	$828,182
Cost of investments in affiliates	464,673	47,578	91,096
Cost of investments in affiliates — restricted	—	9,170	—
Premiums paid on swaps	4,431	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	271

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund		Short Duration High Yield Fund		Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$2,494,126	$11,213,651		$303,675		$161,208
Investments in affiliates, at value	37,703	29,536		13,615		1,793

Total investment securities, at value	2,531,829	11,243,187		317,290		163,001
Cash	33	1,214		43		—
Receivables:
Investment securities sold	1,364	565		3,757		—
Fund shares sold	1,863	16,619		2,620		26
Interest and dividends from non-affiliates	7,339	47,523		4,463		1,449
Dividends from affiliates	1	—	(a)	—	(a)	—	(a)
Unrealized appreciation on forward foreign currency exchange contracts	—	—		5		—

Total Assets	2,542,429	11,309,108		328,178		164,476

LIABILITIES:
Payables:
Distributions	1,120	3,933		980		41
Investment securities purchased	2,057	10,970		12,004		20,019
Fund shares redeemed	2,775	7,477		1		244
Unrealized depreciation on unfunded commitments	16	62		—		—
Accrued liabilities:
Investment advisory fees	313	1,724		101		5
Administration fees	75	574		15		2
Shareholder servicing fees	152	1,755		28		31
Distribution fees	34	138		—	(a)	7
Custodian and accounting fees	283	446		34		29
Trustees’ and Chief Compliance Officer’s fees	1	11		—	(a)	—
Transfer agent fees	420	522		2		14
Professional fees	—	—		3		—
Other	240	491		62		50

Total Liabilities	7,486	28,103		13,230		20,442

Net Assets	$2,534,943	$11,281,005		$314,948		$144,034

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration High Yield Fund	Treasury & Agency Fund
NET ASSETS:
Paid-in-Capital	$2,456,976	$11,220,250	$315,311	$143,130
Accumulated undistributed (distributions in excess of) net investment income	3,169	4,119	498	63
Accumulated net realized gains (losses)	2,588	5,159	(457)	461
Net unrealized appreciation (depreciation)	72,210	51,477	(404)	380

Total Net Assets	$2,534,943	$11,281,005	$314,948	$144,034

Net Assets:
Class A	$141,762	$234,650	$1,861	$31,407
Class B	—	716	—	58
Class C	6,425	135,698	176	—
Class R6	1,354,659	3,006,948	89,072	—
Select Class	1,032,097	7,902,993	223,839	112,569

Total	$2,534,943	$11,281,005	$314,948	$144,034

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,189	21,548	186	3,325
Class B	—	65	—	6
Class C	566	12,386	18	—
Class R6	119,143	275,785	8,918	—
Select Class	90,775	724,768	22,423	11,930

Net Asset Value (a):
Class A — Redemption price per share	$11.63	$10.89	$9.98	$9.45
Class B — Offering price per share (b)	—	11.00	—	9.43
Class C — Offering price per share( b)	11.35	10.96	9.97	—
Class R6 — Offering and redemption price per share	11.37	10.90	9.99	—
Select Class — Offering and redemption price per share	11.37	10.90	9.98	9.44
Class A maximum sales charge	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.08	$11.14	$10.21	$9.67

Cost of investments in non-affiliates	$2,421,900	$11,162,112	$304,084	$160,828
Cost of investments in affiliates	37,703	29,536	13,615	1,793

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	273

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited)

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$374,627	$54,742	$23,289
Interest income from affiliates	—	— (a)	—
Dividend income from non-affiliates	—	278	—
Dividend income from affiliates	159	9	3
Foreign taxes withheld	—	— (a)	—

Total investment income	374,786	55,029	23,292

EXPENSES:
Investment advisory fees	36,629	3,907	2,068
Administration fees	10,134	1,081	572
Distribution fees:
Class A	6,623	461	857
Class B	94	7	16
Class C	4,317	913	309
Class R2	292	35	125
Shareholder servicing fees:
Class A	6,623	461	857
Class B	31	2	5
Class C	1,439	304	103
Class R2	146	17	63
Class R5	85	—	—
Institutional Class	—	138	—
Select Class	12,938	1,659	695
Custodian and accounting fees	872	216	68
Professional fees	122	63	46
Collateral management fees	—	1	—
Trustees’ and Chief Compliance Officer’s fees	137	15	5
Printing and mailing costs	1,343	130	77
Registration and filing fees	183	78	40
Transfer agent fees	7,753	322	1,039
Other	102	14	12

Total expenses	89,863	9,824	6,957

Less amounts waived	(17,145)	(961)	(2,189)
Less earnings credits	— (a)	—	—

Net expenses	72,718	8,863	4,768

Net investment income (loss)	302,068	46,166	18,524

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	19,165	11,727	28,423
Futures	—	3,643	—
Foreign currency transactions	—	(12)	—
Swaps	—	245	—

Net realized gain (loss)	19,165	15,603	28,423

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	237,771	15,398	(23,719)
Futures	—	636	—
Foreign currency translations	—	59	—
Swaps	—	(14)	—
Unfunded commitments	(101)	(4)	—

Change in net unrealized appreciation/depreciation	237,670	16,075	(23,719)

Net realized/unrealized gains (losses)	256,835	31,678	4,704

Change in net assets resulting from operations	$558,903	$77,844	$23,228

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	High Yield Fund	Inflation Managed Bond Fund		Limited Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$338,766	$20,312		$5,910
Interest income from affiliates	—	1		—
Dividend income from non-affiliates	4,413	—		—
Dividend income from affiliates	43	3		12

Total investment income	343,222	20,316		5,922

EXPENSES:
Investment advisory fees	35,789	2,825		1,066
Administration fees	4,570	670		354
Distribution fees:
Class A	1,314	84		244
Class B	22	—		1
Class C	1,199	18		210
Class R2	29	—	(a)	—
Shareholder servicing fees:
Class A	1,314	84		244
Class B	8	—		—	(a)
Class C	400	6		70
Class R2	14	—	(a)	—
Class R5	25	3		—
Select Class	9,130	1,454		730
Custodian and accounting fees	247	95		62
Professional fees	83	53		42
Collateral management fees	2	10		—
Trustees’ and Chief Compliance Officer’s fees	56	9		4
Printing and mailing costs	725	381		19
Registration and filing fees	83	65		55
Transfer agent fees	3,702	124		121
Other	39	46		7

Total expenses	58,751	5,927		3,229

Less amounts waived	(11,367)	(1,246)		(966)
Less earnings credits	(1)	—		—

Net expenses	47,383	4,681		2,263

Net investment income (loss)	295,839	15,635		3,659

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	157,195	2,031		181
Swaps	—	1,520		—

Net realized gain (loss)	157,195	3,551		181

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(164,160)	5,539		2,793
Swaps	47	2,480		—

Change in net unrealized appreciation/depreciation	(164,113)	8,019		2,793

Net realized/unrealized gains (losses)	(6,918)	11,570		2,974

Change in net assets resulting from operations	$288,921	$27,205		$6,633

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	275

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration High Yield Fund	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$45,637	$77,334	$6,808	$1,197
Dividend income from non-affiliates	—	—	37	—
Dividend income from affiliates	2	2	1	— (a)

Total investment income	45,639	77,336	6,846	1,197

EXPENSES:
Investment advisory fees	4,676	13,819	682	243
Administration fees	1,109	4,588	113	67
Distribution fees:
Class A	185	296	2	50
Class B	—	3	—	— (a)
Class C	25	547	— (a)	—
Shareholder servicing fees:
Class A	185	296	2	50
Class B	—	1	—	— (a)
Class C	8	183	— (a)	—
Select Class	1,310	9,668	260	152
Custodian and accounting fees	240	361	25	21
Interest expense to affiliates	— (a)	—	—	—
Professional fees	57	83	57	34
Trustees’ and Chief Compliance Officer’s fees	15	62	1	1
Printing and mailing costs	151	460	4	10
Registration and filing fees	48	156	26	18
Transfer agent fees	404	1,945	6	24
Offering costs	—	—	2	—
Other	123	58	9	1

Total expenses	8,536	32,526	1,189	671

Less amounts waived	(3,987)	(4,972)	(363)	(258)
Less expense reimbursements	(109)

Net expenses	4,440	27,554	826	413

Net investment income (loss)	41,199	49,782	6,020	784

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,020	2,345	(601)	392
Foreign currency transactions	—	—	4	—

Net realized gain (loss)	3,020	2,345	(597)	392

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	11,783	(15,867)	(1,675)	(1,170)
Foreign currency translations	—	—	6	—
Unfunded commitments	(1)	(33)	—	—

Change in net unrealized appreciation/depreciation	11,782	(15,900)	(1,669)	(1,170)

Net realized/unrealized gains (losses)	14,802	(13,555)	(2,266)	(778)

Change in net assets resulting from operations	$56,001	$36,227	$3,754	$6

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$302,068	$672,693	$46,166	$94,737
Net realized gain (loss)	19,165	224,590	15,603	27,687
Distributions of capital gains received from investment company affiliates	—	2	—	— (a)
Change in net unrealized appreciation/depreciation	237,670	(976,558)	16,075	(75,615)

Change in net assets resulting from operations	558,903	(79,273)	77,844	46,809

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(63,522)	(140,598)	(6,483)	(14,704)
From net realized gains	—	(28,395)	—	(2,298)
Class B
From net investment income	(219)	(603)	(26)	(79)
From net realized gains	—	(156)	—	(15)
Class C
From net investment income	(9,900)	(30,976)	(3,369)	(10,683)
From net realized gains	—	(7,214)	—	(1,865)
Class R2
From net investment income	(1,274)	(2,524)	(223)	(346)
From net realized gains	—	(593)	—	(88)
Class R5
From net investment income	(4,642)	(8,766)	—	—
From net realized gains	—	(1,783)	—	—
Class R6
From net investment income	(98,978)	(159,384)	(7,182)	(11,690)
From net realized gains	—	(32,338)	—	(2,067)
Institutional Class
From net investment income	—	—	(5,260)	(4,990)
From net realized gains	—	—	—	(1,972)
Select Class
From net investment income	(134,534)	(311,422)	(23,702)	(51,873)
From net realized gains	—	(49,794)	—	(8,326)

Total distributions to shareholders	(313,069)	(774,546)	(46,245)	(110,996)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,280,961	(5,449,845)	242,597	(424,274)

NET ASSETS:
Change in net assets	1,526,795	(6,303,664)	274,196	(488,461)
Beginning of period	23,077,825	29,381,489	2,465,124	2,953,585

End of period	$24,604,620	$23,077,825	$2,739,320	$2,465,124

Accumulated undistributed (distributions in excess of) net investment income	$22,616	$33,617	$1,917	$1,996

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	277

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,524	$44,165	$295,839	$658,596
Net realized gain (loss)	28,423	(5,225)	157,195	246,344
Distributions of capital gains received from investment company affiliates	—	1	—	1
Change in net unrealized appreciation/depreciation	(23,719)	(72,138)	(164,113)	(87,097)

Change in net assets resulting from operations	23,228	(33,197)	288,921	817,844

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,865)	(19,295)	(27,805)	(57,622)
From net realized gains	—	(3,070)	—	(26,512)
Class B
From net investment income	(37)	(114)	(140)	(378)
From net realized gains	—	(22)	—	(170)
Class C
From net investment income	(752)	(2,248)	(7,515)	(17,150)
From net realized gains	—	(404)	—	(8,103)
Class R2
From net investment income	(571)	(1,194)	(282)	(774)
From net realized gains	—	(210)	—	(282)
Class R5
From net investment income	—	—	(2,703)	(6,087)
From net realized gains	—	—	—	(2,359)
Class R6
From net investment income	—	—	(60,860)	(121,462)
From net realized gains	—	—	—	(61,567)
Select Class
From net investment income	(7,716)	(22,077)	(198,256)	(445,447)
From net realized gains	—	(2,992)	—	(186,273)

Total distributions to shareholders	(17,941)	(51,626)	(297,561)	(934,186)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(185,477)	(288,453)	(308,029)	(162,632)

NET ASSETS:
Change in net assets	(180,190)	(373,276)	(316,669)	(278,974)
Beginning of period	1,508,428	1,881,704	11,034,992	11,313,966

End of period	$1,328,238	$1,508,428	$10,718,323	$11,034,992

Accumulated undistributed (distributions in excess of) net investment income	$741	$158	$18,496	$20,218

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,635	$18,768	$3,659	$4,802
Net realized gain (loss)	3,551	(5,777)	181	(6,175)
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	8,019	(36,623)	2,793	16,461

Change in net assets resulting from operations	27,205	(23,632)	6,633	15,089

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(568)	(1,011)	(578)	(1,019)
From net realized gains	—	(93)	—	—
Class B
From net investment income	—	—	— (a)	(1)
Class C
From net investment income	(26)	(25)	(45)	(160)
From net realized gains	—	(7)	—	—
Class R2
From net investment income	(1)	(57)	—	—
From net realized gains	—	— (a)	—	—
Class R5
From net investment income	(123)	(58)	—	—
From net realized gains	—	(16)	—	—
Class R6
From net investment income	(3,684)	(3,822)	(92)	(160)
From net realized gains	—	(414)	—	—
Select Class
From net investment income	(10,942)	(13,661)	(2,600)	(4,548)
From net realized gains	—	(1,492)	—	—

Total distributions to shareholders	(15,344)	(20,656)	(3,315)	(5,888)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	214,922	(5,382)	83,000	287,134

NET ASSETS:
Change in net assets	226,783	(49,670)	86,318	296,335
Beginning of period	1,513,310	1,562,980	810,051	513,716

End of period	$1,740,093	$1,513,310	$896,369	$810,051

Accumulated undistributed (distributions in excess of) net investment income	$478	$187	$(540)	$(884)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	279

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,199	$108,186	$49,782	$108,606
Net realized gain (loss)	3,020	4,736	2,345	4,038
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	11,782	(105,374)	(15,900)	(68,200)

Change in net assets resulting from operations	56,001	7,548	36,227	44,445

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,217)	(5,269)	(601)	(1,684)
From net realized gains	—	(135)	—	(193)
Class B
From net investment income	—	—	— (a)	(1)
From net realized gains	—	—	—	(1)
Class C
From net investment income	(85)	(153)	(51)	(313)
From net realized gains	—	(5)	—	(130)
Class R6
From net investment income	(25,080)	(54,520)	(14,744)	(38,488)
From net realized gains	—	(1,434)	—	(2,319)
Select Class
From net investment income	(17,443)	(43,599)	(29,008)	(71,961)
From net realized gains	—	(994)	—	(6,186)

Total distributions to shareholders	(44,825)	(106,109)	(44,404)	(121,276)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(280,603)	(1,505,460)	273,978	(1,218,137)

NET ASSETS:
Change in net assets	(269,427)	(1,604,021)	265,801	(1,294,968)
Beginning of period	2,804,370	4,408,391	11,015,204	12,310,172

End of period	$2,534,943	$2,804,370	$11,281,005	$11,015,204

Accumulated undistributed (distributions in excess of) net investment income	$3,169	$6,795	$4,119	$(1,259)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Short Duration High Yield Fund		Treasury & Agency Fund
	Six Months Ended August 31, 2014 (Unaudited)	Period Ended February 28, 2014 (a)	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,020	$4,122	$784	$2,451
Net realized gain (loss)	(597)	137	392	707
Distributions of capital gains received from investment company affiliates	—	— (b)	—	— (b)
Change in net unrealized appreciation/depreciation	(1,669)	1,265	(1,170)	(3,943)

Change in net assets resulting from operations	3,754	5,524	6	(785)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(32)	(10)	(152)	(496)
From net realized gains	—	—	—	(174)
Class B
From net investment income	—	—	— (b)	(1)
From net realized gains	—	—	—	— (b)
Class C
From net investment income	(2)	(2)	—	—
Class R6
From net investment income	(1,417)	(354)	—	—
Select Class
From net investment income	(4,243)	(3,581)	(607)	(1,969)
From net realized gains	—	—	—	(495)

Total distributions to shareholders	(5,694)	(3,947)	(759)	(3,135)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	72,487	242,824	(32,367)	(128,023)

NET ASSETS:
Change in net assets	70,547	244,401	(33,120)	(131,943)
Beginning of period	244,401	—	177,154	309,097

End of period	$314,948	$244,401	$144,034	$177,154

Accumulated undistributed (distributions in excess of) net investment income	$498	$172	$63	$38

(a)	Commencement of operations was March 1, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	281

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$647,308	$1,232,542	$117,018	$134,093
Distributions reinvested	60,486	160,900	6,144	15,829
Cost of shares redeemed	(1,029,895)	(2,311,241)	(55,071)	(372,306)

Change in net assets resulting from Class A capital transactions	$(322,101)	$(917,799)	$68,091	$(222,384)

Class B
Proceeds from shares issued	$46	$352	$111	$152
Distributions reinvested	212	736	24	88
Cost of shares redeemed	(4,087)	(15,468)	(401)	(1,922)

Change in net assets resulting from Class B capital transactions	$(3,829)	$(14,380)	$(266)	$(1,682)

Class C
Proceeds from shares issued	$37,662	$125,646	$15,499	$59,890
Distributions reinvested	9,249	35,878	3,280	12,273
Cost of shares redeemed	(186,987)	(1,424,622)	(40,795)	(364,576)

Change in net assets resulting from Class C capital transactions	$(140,076)	$(1,263,098)	$(22,016)	$(292,413)

Class R2
Proceeds from shares issued	$21,506	$31,261	$7,140	$6,156
Distributions reinvested	1,085	2,720	169	367
Cost of shares redeemed	(15,669)	(33,135)	(3,179)	(3,934)

Change in net assets resulting from Class R2 capital transactions	$6,922	$846	$4,130	$2,589

Class R5
Proceeds from shares issued	$84,697	$198,106	$—	$—
Distributions reinvested	3,494	8,209	—	—
Cost of shares redeemed	(56,075)	(158,275)	—	—

Change in net assets resulting from Class R5 capital transactions	$32,116	$48,040	$—	$—

Class R6
Proceeds from shares issued	$1,152,606	$2,674,811	$88,993	$99,514
Distributions reinvested	95,604	182,078	4,327	7,441
Cost of shares redeemed	(674,595)	(1,200,122)	(11,227)	(17,669)

Change in net assets resulting from Class R6 capital transactions	$573,615	$1,656,767	$82,093	$89,286

Institutional Class
Proceeds from shares issued	$—	$—	$64,817	$290,492
Distributions reinvested	—	—	4,826	5,956
Cost of shares redeemed	—	—	(28,121)	(87,471)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$41,522	$208,977

Select Class
Proceeds from shares issued	$2,094,188	$4,490,916	$63,977	$162,807
Distributions reinvested	116,930	310,109	23,139	31,434
Cost of shares redeemed	(1,076,804)	(7,175,646)	(18,073)	(402,888)
Redemptions in-kind	—	(2,585,600)	—	—

Change in net assets resulting from Select Class capital transactions	$1,134,314	$(4,960,221)	$69,043	$(208,647)

Total change in net assets resulting from capital transactions	$1,280,961	$(5,449,845)	$242,597	$(424,274)

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class A
Issued	55,355	104,795	14,003	16,039
Reinvested	5,172	13,771	735	1,905
Redeemed	(87,937)	(196,969)	(6,594)	(44,742)

Change in Class A Shares	(27,410)	(78,403)	8,144	(26,798)

Class B
Issued	4	30	13	18
Reinvested	18	63	3	11
Redeemed	(350)	(1,319)	(48)	(230)

Change in Class B Shares	(328)	(1,226)	(32)	(201)

Class C
Issued	3,204	10,550	1,847	7,085
Reinvested	787	3,050	391	1,471
Redeemed	(15,922)	(120,901)	(4,868)	(43,701)

Change in Class C Shares	(11,931)	(107,301)	(2,630)	(35,145)

Class R2
Issued	1,846	2,664	854	743
Reinvested	93	233	20	44
Redeemed	(1,343)	(2,832)	(380)	(475)

Change in Class R2 Shares	596	65	494	312

Class R5
Issued	7,255	16,990	—	—
Reinvested	299	704	—	—
Redeemed	(4,808)	(13,585)	—	—

Change in Class R5 Shares	2,746	4,109	—	—

Class R6
Issued	98,667	228,425	10,665	11,806
Reinvested	8,171	15,597	518	898
Redeemed	(57,587)	(101,582)	(1,341)	(2,131)

Change in Class R6 Shares	49,251	142,440	9,842	10,573

Institutional Class
Issued	—	—	7,725	34,982
Reinvested	—	—	577	722
Redeemed	—	—	(3,361)	(10,536)

Change in Institutional Class Shares	—	—	4,941	25,168

Select Class
Issued	179,466	382,868	7,667	19,597
Reinvested	10,005	26,523	2,771	3,808
Redeemed	(92,187)	(611,948)	(2,162)	(48,597)
Redemptions in-kind	—	(220,614)	—	—

Change in Select Class Shares	97,284	(423,171)	8,276	(25,192)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	283

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$93,337	$378,819	$189,281	$525,149
Distributions reinvested	5,517	14,778	23,823	76,305
Cost of shares redeemed	(116,908)	(453,638)	(332,116)	(488,788)

Change in net assets resulting from Class A capital transactions	$(18,054)	$(60,041)	$(119,012)	$112,666

Class B
Proceeds from shares issued	$5	$139	$150	$490
Distributions reinvested	30	108	128	495
Cost of shares redeemed	(924)	(3,822)	(883)	(3,187)

Change in net assets resulting from Class B capital transactions	$(889)	$(3,575)	$(605)	$(2,202)

Class C
Proceeds from shares issued	$5,489	$13,744	$29,228	$66,494
Distributions reinvested	596	2,256	6,859	22,917
Cost of shares redeemed	(13,863)	(108,988)	(38,273)	(119,173)

Change in net assets resulting from Class C capital transactions	$(7,778)	$(92,988)	$(2,186)	$(29,762)

Class R2
Proceeds from shares issued	$10,710	$32,593	$1,973	$6,792
Distributions reinvested	340	803	225	851
Cost of shares redeemed	(10,164)	(30,384)	(2,061)	(12,931)

Change in net assets resulting from Class R2 capital transactions	$886	$3,012	$137	$(5,288)

Class R5
Proceeds from shares issued	$—	$—	$15,045	$39,974
Distributions reinvested	—	—	2,557	7,937
Cost of shares redeemed	—	—	(33,209)	(46,074)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(15,607)	$1,837

Class R6
Proceeds from shares issued	$—	$—	$275,916	$1,000,700
Distributions reinvested	—	—	50,760	149,502
Cost of shares redeemed	—	—	(382,529)	(672,191)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(55,853)	$478,011

Select Class
Proceeds from shares issued	$69,351	$184,491	$1,124,604	$2,448,632
Distributions reinvested	5,888	14,009	128,406	379,063
Cost of shares redeemed	(234,881)	(333,361)	(1,367,913)	(3,545,589)

Change in net assets resulting from Select Class capital transactions	$(159,642)	$(134,861)	$(114,903)	$(717,894)

Total change in net assets resulting from capital transactions	$(185,477)	$(288,453)	$(308,029)	$(162,632)

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Government Bond Fund		High Yield Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class A
Issued	8,463	33,788	23,412	64,658
Reinvested	501	1,327	2,954	9,469
Redeemed	(10,595)	(40,564)	(41,161)	(60,199)

Change in Class A Shares	(1,631)	(5,449)	(14,795)	13,928

Class B
Issued	— (a)	12	19	61
Reinvested	3	10	16	61
Redeemed	(84)	(340)	(109)	(392)

Change in Class B Shares	(81)	(318)	(74)	(270)

Class C
Issued	499	1,226	3,611	8,156
Reinvested	54	203	850	2,841
Redeemed	(1,262)	(9,748)	(4,737)	(14,662)

Change in Class C Shares	(709)	(8,319)	(276)	(3,665)

Class R2
Issued	970	2,899	245	836
Reinvested	31	72	28	106
Redeemed	(923)	(2,699)	(255)	(1,586)

Change in Class R2 Shares	78	272	18	(644)

Class R5
Issued	—	—	1,851	4,906
Reinvested	—	—	315	979
Redeemed	—	—	(4,066)	(5,632)

Change in Class R5 Shares	—	—	(1,900)	253

Class R6
Issued	—	—	33,992	122,853
Reinvested	—	—	6,270	18,491
Redeemed	—	—	(46,915)	(82,760)

Change in Class R6 Shares	—	—	(6,653)	58,584

Select Class
Issued	6,292	16,458	138,604	299,366
Reinvested	534	1,265	15,850	46,853
Redeemed	(21,373)	(29,944)	(168,669)	(433,894)

Change in Select Class Shares	(14,547)	(12,221)	(14,215)	(87,675)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	285

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,524	$32,110	$51,092	$187,279
Distributions reinvested	568	1,067	547	957
Cost of shares redeemed	(9,481)	(121,890)	(45,444)	(68,411)

Change in net assets resulting from Class A capital transactions	$(3,389)	$(88,713)	$6,195	$119,825

Class B
Proceeds from shares issued	$—	$—	$3	$312
Distributions reinvested	—	—	— (a)	1
Cost of shares redeemed	—	—	(28)	(300)

Change in net assets resulting from Class B capital transactions	$—	$—	$(25)	$13

Class C
Proceeds from shares issued	$319	$2,075	$5,679	$23,145
Distributions reinvested	26	32	45	156
Cost of shares redeemed	(1,188)	(3,225)	(10,034)	(30,136)

Change in net assets resulting from Class C capital transactions	$(843)	$(1,118)	$(4,310)	$(6,835)

Class R2
Proceeds from shares issued	$6	$1,643	$—	$—
Distributions reinvested	1	57	—	—
Cost of shares redeemed	(34)	(12,656)	—	—

Change in net assets resulting from Class R2 capital transactions	$(27)	$(10,956)	$—	$—

Class R5
Proceeds from shares issued	$516	$14,043	$—	$—
Distributions reinvested	123	74	—	—
Cost of shares redeemed	(516)	(1,480)	—	—

Change in net assets resulting from Class R5 capital transactions	$123	$12,637	$—	$—

Class R6
Proceeds from shares issued	$85,129	$287,515	$3,779	$12,077
Distributions reinvested	3,684	3,705	88	151
Cost of shares redeemed	(6,166)	(191,518)	(5,822)	(2,430)

Change in net assets resulting from Class R6 capital transactions	$82,647	$99,702	$(1,955)	$9,798

Select Class
Proceeds from shares issued	$197,287	$371,795	$118,822	$238,357
Distributions reinvested	7,115	5,785	2,399	2,100
Cost of shares redeemed	(67,991)	(394,514)	(38,126)	(76,124)

Change in net assets resulting from Select Class capital transactions	$136,411	$(16,934)	$83,095	$164,333

Total change in net assets resulting from capital transactions	$214,922	$(5,382)	$83,000	$287,134

(a)	Amount rounds to less than 1,000 dollars.

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class A
Issued	523	3,031	5,119	18,963
Reinvested	54	101	55	97
Redeemed	(898)	(11,508)	(4,552)	(6,928)

Change in Class A Shares	(321)	(8,376)	622	12,132

Class B
Issued	—	—	— (a)	32
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(2)	(31)

Change in Class B Shares	—	—	(2)	1

Class C
Issued	30	196	576	2,368
Reinvested	2	3	4	16
Redeemed	(112)	(308)	(1,016)	(3,085)

Change in Class C Shares	(80)	(109)	(436)	(701)

Class R2
Issued	1	157	—	—
Reinvested	— (a)	5	—	—
Redeemed	(4)	(1,211)	—	—

Change in Class R2 Shares	(3)	(1,049)	—	—

Class R5
Issued	49	1,340	—	—
Reinvested	12	7	—	—
Redeemed	(49)	(141)	—	—

Change in Class R5 Shares	12	1,206	—	—

Class R6
Issued	8,049	27,328	378	1,222
Reinvested	348	352	9	16
Redeemed	(585)	(18,147)	(582)	(246)

Change in Class R6 Shares	7,812	9,533	(195)	992

Select Class
Issued	18,665	35,127	11,895	24,147
Reinvested	674	552	240	212
Redeemed	(6,449)	(37,416)	(3,820)	(7,711)

Change in Select Class Shares	12,890	(1,737)	8,315	16,648

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	287

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,633	$54,297	$59,948	$121,490
Distributions reinvested	2,156	5,137	572	1,789
Cost of shares redeemed	(31,646)	(198,203)	(65,853)	(162,497)

Change in net assets resulting from Class A capital transactions	$(8,857)	$(138,769)	$(5,333)	$(39,218)

Class B
Proceeds from shares issued	$—	$—	$52	$274
Distributions reinvested	—	—	— (a)	2
Cost of shares redeemed	—	—	(144)	(408)

Change in net assets resulting from Class B capital transactions	$—	$—	$(92)	$(132)

Class C
Proceeds from shares issued	$1,522	$3,589	$11,283	$44,643
Distributions reinvested	85	153	51	433
Cost of shares redeemed	(1,529)	(3,821)	(30,100)	(126,772)

Change in net assets resulting from Class C capital transactions	$78	$(79)	$(18,766)	$(81,696)

Class R6
Proceeds from shares issued	$52,861	$176,952	$1,107,158	$1,974,790
Distributions reinvested	23,058	52,102	7,688	19,477
Cost of shares redeemed	(332,104)	(444,420)	(925,467)	(3,228,754)

Change in net assets resulting from Class R6 capital transactions	$(256,185)	$(215,366)	$189,379	$(1,234,487)

Select Class
Proceeds from shares issued	$136,467	$536,267	$1,332,914	$4,218,075
Distributions reinvested	11,332	25,688	15,463	33,108
Cost of shares redeemed	(163,438)	(1,713,201)	(1,239,587)	(4,113,787)

Change in net assets resulting from Select Class capital transactions	$(15,639)	$(1,151,246)	$108,790	$137,396

Total change in net assets resulting from capital transactions	$(280,603)	$(1,505,460)	$273,978	$(1,218,137)

(a)	Amount rounds to less than 1,000 dollars.

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,777	4,640	5,503	11,136
Reinvested	186	442	52	164
Redeemed	(2,726)	(17,019)	(6,044)	(14,890)

Change in Class A Shares	(763)	(11,937)	(489)	(3,590)

Class B
Issued	—	—	4	26
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(13)	(37)

Change in Class B Shares	—	—	(9)	(11)

Class C
Issued	134	313	1,029	4,063
Reinvested	8	14	5	40
Redeemed	(135)	(338)	(2,747)	(11,545)

Change in Class C Shares	7	(11)	(1,713)	(7,442)

Class R6
Issued	4,653	15,447	101,512	180,669
Reinvested	2,033	4,588	705	1,783
Redeemed	(29,242)	(39,196)	(84,817)	(295,375)

Change in Class R6 Shares	(22,556)	(19,161)	17,400	(112,923)

Select Class
Issued	12,024	46,974	122,182	386,103
Reinvested	999	2,260	1,419	3,033
Redeemed	(14,398)	(150,580)	(113,637)	(376,484)

Change in Select Class Shares	(1,375)	(101,346)	9,964	12,652

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	289

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration High Yield Fund		Treasury & Agency Fund
	Six Months Ended August 31, 2014 (Unaudited)	Period Ended February 28, 2014 (a)	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$802	$1,482	$1,612	$3,878
Distributions reinvested	32	10	149	655
Cost of shares redeemed	(374)	(85)	(14,547)	(32,700)

Change in net assets resulting from Class A capital transactions	$460	$1,407	$(12,786)	$(28,167)

Class B
Proceeds from shares issued	$—	$—	$—	$50
Distributions reinvested	—	—	— (b)	1
Cost of shares redeemed	—	—	(122)	(94)

Change in net assets resulting from Class B capital transactions	$—	$—	$(122)	$(43)

Class C
Proceeds from shares issued	$120	$53	$—	$—
Distributions reinvested	2	2	—	—

Change in net assets resulting from Class C capital transactions	$122	$55	$—	$—

Class R6
Proceeds from shares issued	$47,998	$67,791	$—	$—
Distributions reinvested	1	2	—	—
Cost of shares redeemed	— (b)	(26,225)	—	—

Change in net assets resulting from Class R6 capital transactions	$47,999	$41,568	$—	$—

Select Class
Proceeds from shares issued	$108,392	$236,853	$8,394	$52,202
Distributions reinvested	680	1,269	423	1,312
Cost of shares redeemed	(85,166)	(38,328)	(28,276)	(153,327)

Change in net assets resulting from Select Class capital transactions	$23,906	$199,794	$(19,459)	$(99,813)

Total change in net assets resulting from capital transactions	$72,487	$242,824	$(32,367)	$(128,023)

(a)	Commencement of operations was March 1, 2013.
(b)	Amount rounds to less than 1,000 dollars.

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Short Duration High Yield Fund			Treasury & Agency Fund
	Six Months Ended August 31, 2014 (Unaudited)		Period Ended February 28, 2014 (a)	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014
SHARE TRANSACTIONS:
Class A
Issued	79		149	171	405
Reinvested	3		1	15	69
Redeemed	(37)		(9)	(1,537)	(3,419)

Change in Class A Shares	45		141	(1,351)	(2,945)

Class B
Issued	—		—	—	5
Reinvested	—		—	— (b)	— (b)
Redeemed	—		—	(13)	(10)

Change in Class B Shares	—		—	(13)	(5)

Class C
Issued	13		5	—	—
Reinvested	—	(b)	— (b)	—	—

Change in Class C Shares	13		5	—	—

Class R6
Issued	4,770		6,758	—	—
Reinvested	—	(b)	— (b)	—	—
Redeemed	—	(b)	(2,610)	—	—

Change in Class R6 Shares	4,770		4,148	—	—

Select Class
Issued	10,809		23,716	887	5,463
Reinvested	68		127	45	138
Redeemed	(8,476)		(3,821)	(2,991)	(16,078)

Change in Select Class Shares	2,401		20,022	(2,059)	(10,477)

(a)	Commencement of operations was March 1, 2013.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	291

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$11.65	$0.14	(f)(g)	$0.11	$0.25	$(0.14)	$—	$(0.14)
Year Ended February 28, 2014	12.02	0.30	(f)	(0.32)	(0.02)	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2013	11.93	0.32	(f)	0.11	0.43	(0.32)	(0.02)	(0.34)
Year Ended February 29, 2012	11.46	0.40	(f)	0.49	0.89	(0.40)	(0.02)	(0.42)
Year Ended February 28, 2011	11.23	0.42	(f)	0.22	0.64	(0.41)	—	(0.41)
Year Ended February 28, 2010	10.59	0.55	(f)	0.64	1.19	(0.55)	—	(0.55)

Class B
Six Months Ended August 31, 2014 (Unaudited)	11.64	0.10	(f)(g)	0.12	0.22	(0.10)	—	(0.10)
Year Ended February 28, 2014	12.01	0.22	(f)	(0.31)	(0.09)	(0.22)	(0.06)	(0.28)
Year Ended February 28, 2013	11.92	0.25	(f)	0.10	0.35	(0.24)	(0.02)	(0.26)
Year Ended February 29, 2012	11.45	0.33	(f)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.22	0.34	(f)	0.22	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2010	10.58	0.48	(f)	0.63	1.11	(0.47)	—	(0.47)

Class C
Six Months Ended August 31, 2014 (Unaudited)	11.71	0.10	(f)(g)	0.12	0.22	(0.10)	—	(0.10)
Year Ended February 28, 2014	12.07	0.22	(f)	(0.31)	(0.09)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2013	11.98	0.25	(f)	0.10	0.35	(0.24)	(0.02)	(0.26)
Year Ended February 29, 2012	11.51	0.33	(f)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.28	0.34	(f)	0.23	0.57	(0.34)	—	(0.34)
Year Ended February 28, 2010	10.65	0.46	(f)	0.65	1.11	(0.48)	—	(0.48)

Class R2
Six Months Ended August 31, 2014 (Unaudited)	11.63	0.12	(f)(g)	0.13	0.25	(0.13)	—	(0.13)
Year Ended February 28, 2014	12.00	0.27	(f)	(0.32)	(0.05)	(0.26)	(0.06)	(0.32)
Year Ended February 28, 2013	11.91	0.29	(f)	0.11	0.40	(0.29)	(0.02)	(0.31)
Year Ended February 29, 2012	11.45	0.37	(f)	0.48	0.85	(0.37)	(0.02)	(0.39)
Year Ended February 28, 2011	11.22	0.39	(f)	0.22	0.61	(0.38)	—	(0.38)
Year Ended February 28, 2010	10.59	0.49	(f)	0.67	1.16	(0.53)	—	(0.53)

Class R5
Six Months Ended August 31, 2014 (Unaudited)	11.63	0.15	(f)(g)	0.13	0.28	(0.16)	—	(0.16)
Year Ended February 28, 2014	12.00	0.33	(f)	(0.31)	0.02	(0.33)	(0.06)	(0.39)
Year Ended February 28, 2013	11.91	0.36	(f)	0.10	0.46	(0.35)	(0.02)	(0.37)
Year Ended February 29, 2012	11.44	0.43	(f)	0.49	0.92	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2011	11.21	0.45	(f)	0.22	0.67	(0.44)	—	(0.44)
Year Ended February 28, 2010	10.58	0.58	(f)	0.63	1.21	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.76	2.18%	$4,967,915	0.74%	2.33	%(g)	0.97%	8%
11.65	(0.08)	5,237,738	0.75	2.52		0.97	15
12.02	3.56	6,347,063	0.74	2.68		0.97	15
11.93	7.89	5,937,341	0.75	3.40		0.98	20
11.46	5.75	3,982,404	0.74	3.62		0.97	24
11.23	11.45	3,154,129	0.73	4.94		0.97	18

11.76	1.93	23,309	1.39	1.68	(g)	1.47	8
11.64	(0.75)	26,897	1.40	1.86		1.47	15
12.01	2.91	42,472	1.39	2.04		1.47	15
11.92	7.17	53,729	1.40	2.78		1.48	20
11.45	5.06	76,034	1.39	2.98		1.46	24
11.22	10.71	118,596	1.38	4.37		1.47	18

11.83	1.91	1,087,248	1.39	1.68	(g)	1.47	8
11.71	(0.69)	1,216,032	1.40	1.84		1.47	15
12.07	2.91	2,549,712	1.39	2.03		1.47	15
11.98	7.15	2,400,830	1.40	2.76		1.48	20
11.51	5.04	2,181,719	1.39	2.97		1.47	24
11.28	10.65	2,326,774	1.38	4.12		1.47	18

11.75	2.14	118,195	0.99	2.08	(g)	1.22	8
11.63	(0.33)	110,094	1.00	2.28		1.23	15
12.00	3.32	112,812	0.99	2.40		1.22	15
11.91	7.54	67,044	1.00	3.14		1.23	20
11.45	5.51	37,096	0.99	3.36		1.22	24
11.22	11.16	14,608	0.98	4.41		1.22	18

11.75	2.42	360,740	0.44	2.63	(g)	0.52	8
11.63	0.21	325,239	0.45	2.84		0.53	15
12.00	3.87	286,302	0.44	2.96		0.52	15
11.91	8.21	190,711	0.45	3.70		0.53	20
11.44	6.06	123,327	0.44	3.91		0.51	24
11.21	11.69	470,155	0.43	5.26		0.53	18

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	293

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
Core Bond Fund (continued)
Class R6 (h)
Six Months Ended August 31, 2014 (Unaudited)	$11.65	$0.16	(f)(g)	$0.12	$0.28		$(0.16)	$—	$(0.16)
Year Ended February 28, 2014	12.02	0.34	(f)	(0.32)	0.02		(0.33)	(0.06)	(0.39)
Year Ended February 28, 2013	11.92	0.36	(f)	0.12	0.48		(0.36)	(0.02)	(0.38)
Year Ended February 29, 2012	11.46	0.44	(f)	0.48	0.92		(0.44)	(0.02)	(0.46)
Year Ended February 28, 2011	11.22	0.46	(f)	0.23	0.69		(0.45)	—	(0.45)
Year Ended February 28, 2010	10.59	0.59	(f)	0.63	1.22		(0.59)	—	(0.59)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	11.64	0.15	(f)(g)	0.12	0.27		(0.15)	—	(0.15)
Year Ended February 28, 2014	12.01	0.32	(f)	(0.32)	—	(i)	(0.31)	(0.06)	(0.37)
Year Ended February 28, 2013	11.92	0.34	(f)	0.11	0.45		(0.34)	(0.02)	(0.36)
Year Ended February 29, 2012	11.45	0.42	(f)	0.49	0.91		(0.42)	(0.02)	(0.44)
Year Ended February 28, 2011	11.22	0.44	(f)	0.22	0.66		(0.43)	—	(0.43)
Year Ended February 28, 2010	10.58	0.56	(f)	0.64	1.20		(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.77	2.45%	$7,281,498	0.39%	2.68	%(g)	0.47%	8%
11.65	0.24	6,635,284	0.40	2.90		0.48	15
12.02	3.98	5,132,037	0.39	3.01		0.47	15
11.92	8.16	3,221,144	0.40	3.75		0.48	20
11.46	6.22	2,334,504	0.39	3.98		0.47	24
11.22	11.72	1,144,420	0.39	5.36		0.47	18

11.76	2.35	10,765,715	0.57	2.50	(g)	0.72	8
11.64	0.08	9,526,541	0.58	2.68		0.72	15
12.01	3.73	14,911,091	0.57	2.84		0.72	15
11.92	8.09	12,717,750	0.58	3.58		0.73	20
11.45	5.96	10,523,393	0.57	3.79		0.72	24
11.22	11.61	7,029,375	0.57	5.08		0.72	18

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	295

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Core Plus Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$8.31	$0.15	(f)(g)	$0.10	$0.25	$(0.15)	$—		$(0.15)
Year Ended February 28, 2014	8.49	0.30	(f)	(0.12)	0.18	(0.30)	(0.06)		(0.36)
Year Ended February 28, 2013	8.38	0.31	(f)	0.10	0.41	(0.30)	—	(h)	(0.30)
Year Ended February 29, 2012	8.19	0.38	(f)	0.19	0.57	(0.38)	—	(h)	(0.38)
Year Ended February 28, 2011	7.85	0.37	(f)	0.34	0.71	(0.37)	—		(0.37)
Year Ended February 28, 2010	7.03	0.43	(f)	0.82	1.25	(0.43)	—		(0.43)

Class B
Six Months Ended August 31, 2014 (Unaudited)	8.36	0.12	(f)(g)	0.11	0.23	(0.12)	—		(0.12)
Year Ended February 28, 2014	8.54	0.24	(f)	(0.12)	0.12	(0.24)	(0.06)		(0.30)
Year Ended February 28, 2013	8.43	0.26	(f)	0.10	0.36	(0.25)	—	(h)	(0.25)
Year Ended February 29, 2012	8.24	0.33	(f)	0.19	0.52	(0.33)	—	(h)	(0.33)
Year Ended February 28, 2011	7.89	0.33	(f)	0.34	0.67	(0.32)	—		(0.32)
Year Ended February 28, 2010	7.06	0.38	(f)	0.83	1.21	(0.38)	—		(0.38)

Class C
Six Months Ended August 31, 2014 (Unaudited)	8.35	0.12	(f)(g)	0.10	0.22	(0.12)	—		(0.12)
Year Ended February 28, 2014	8.52	0.24	(f)	(0.11)	0.13	(0.24)	(0.06)		(0.30)
Year Ended February 28, 2013	8.42	0.26	(f)	0.09	0.35	(0.25)	—	(h)	(0.25)
Year Ended February 29, 2012	8.23	0.33	(f)	0.19	0.52	(0.33)	—	(h)	(0.33)
Year Ended February 28, 2011	7.88	0.32	(f)	0.35	0.67	(0.32)	—		(0.32)
Year Ended February 28, 2010	7.05	0.38	(f)	0.84	1.22	(0.39)	—		(0.39)

Class R2
Six Months Ended August 31, 2014 (Unaudited)	8.30	0.13	(f)(g)	0.10	0.23	(0.13)	—		(0.13)
Year Ended February 28, 2014	8.48	0.26	(f)	(0.12)	0.14	(0.26)	(0.06)		(0.32)
Year Ended February 28, 2013	8.38	0.28	(f)	0.09	0.37	(0.27)	—	(h)	(0.27)
Year Ended February 29, 2012	8.20	0.35	(f)	0.18	0.53	(0.35)	—	(h)	(0.35)
Year Ended February 28, 2011	7.85	0.34	(f)	0.35	0.69	(0.34)	—		(0.34)
Year Ended February 28, 2010	7.03	0.40	(f)	0.82	1.22	(0.40)	—		(0.40)

Class R6 (i)
Six Months Ended August 31, 2014 (Unaudited)	8.31	0.16	(f)(g)	0.10	0.26	(0.16)	—		(0.16)
Year Ended February 28, 2014	8.49	0.33	(f)	(0.12)	0.21	(0.33)	(0.06)		(0.39)
Year Ended February 28, 2013	8.38	0.34	(f)	0.10	0.44	(0.33)	—	(h)	(0.33)
Year Ended February 29, 2012	8.19	0.41	(f)	0.19	0.60	(0.41)	—	(h)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(f)	0.34	0.74	(0.40)	—		(0.40)
Year Ended February 28, 2010	7.02	0.45	(f)	0.84	1.29	(0.46)	—		(0.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$8.41	2.98%	$407,091	0.75%	3.48	%(g)	0.95%	13%
8.31	2.12	334,499	0.75	3.54		0.95	25
8.49	5.06	568,987	0.73	3.67		0.95	25
8.38	7.19	424,254	0.75	4.63		0.97	23
8.19	9.23	327,106	0.73	4.62		0.97	22
7.85	18.14	168,775	0.77	5.59		0.97	26

8.47	2.75	1,748	1.40	2.83	(g)	1.45	13
8.36	1.45	1,992	1.38	2.91		1.45	25
8.54	4.33	3,748	1.38	3.04		1.45	25
8.43	6.44	4,990	1.40	3.99		1.47	23
8.24	8.60	6,270	1.38	4.03		1.47	22
7.89	17.49	7,674	1.40	5.00		1.48	26

8.45	2.63	235,679	1.40	2.83	(g)	1.45	13
8.35	1.54	254,763	1.40	2.88		1.45	25
8.52	4.27	559,441	1.38	3.02		1.45	25
8.42	6.48	398,777	1.40	3.97		1.47	23
8.23	8.63	287,042	1.38	3.97		1.47	22
7.88	17.58	152,695	1.39	4.90		1.46	26

8.40	2.80	16,361	1.15	3.07	(g)	1.20	13
8.30	1.72	12,063	1.15	3.16		1.20	25
8.48	4.56	9,675	1.13	3.25		1.20	25
8.38	6.66	927	1.15	4.21		1.22	23
8.20	8.93	357	1.13	4.22		1.22	22
7.85	17.71	210	1.14	5.21		1.22	26

8.41	3.16	413,240	0.40	3.83	(g)	0.45	13
8.31	2.48	326,452	0.40	3.92		0.45	25
8.49	5.40	243,671	0.39	3.99		0.45	25
8.38	7.57	64,170	0.39	5.01		0.46	23
8.19	9.60	158,216	0.38	4.92		0.47	22
7.85	18.76	18,465	0.40	5.94		0.48	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	297

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Core Plus Bond Fund (continued)
Institutional Class
Six Months Ended August 31, 2014 (Unaudited)	$8.32	$0.16	(f)(g)	$0.10	$0.26	$(0.16)	$—		$(0.16)
Year Ended February 28, 2014	8.49	0.32	(f)	(0.11)	0.21	(0.32)	(0.06)		(0.38)
Year Ended February 28, 2013	8.39	0.33	(f)	0.10	0.43	(0.33)	—	(h)	(0.33)
Year Ended February 29, 2012	8.20	0.40	(f)	0.20	0.60	(0.41)	—	(h)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(f)	0.34	0.74	(0.39)	—		(0.39)
June 19, 2009 (j) through February 28, 2010	7.38	0.31	(f)	0.48	0.79	(0.32)	—		(0.32)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	8.30	0.15	(f)(g)	0.11	0.26	(0.15)	—		(0.15)
Year Ended February 28, 2014	8.48	0.30	(f)	(0.11)	0.19	(0.31)	(0.06)		(0.37)
Year Ended February 28, 2013	8.38	0.32	(f)	0.09	0.41	(0.31)	—	(h)	(0.31)
Year Ended February 29, 2012	8.19	0.39	(f)	0.19	0.58	(0.39)	—	(h)	(0.39)
Year Ended February 28, 2011	7.85	0.38	(f)	0.34	0.72	(0.38)	—		(0.38)
Year Ended February 28, 2010	7.02	0.44	(f)	0.83	1.27	(0.44)	—		(0.44)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$8.42	3.13%	$304,934	0.49%	3.73	%(g)	0.55%	13%
8.32	2.51	260,210	0.49	3.86		0.56	25
8.49	5.20	51,964	0.47	3.94		0.55	25
8.39	7.47	39,168	0.48	4.90		0.57	23
8.20	9.63	27,374	0.47	4.93		0.57	22
7.85	10.89	46,561	0.48	5.73		0.56	26

8.41	3.16	1,360,267	0.65	3.58	(g)	0.70	13
8.30	2.23	1,275,145	0.65	3.66		0.70	25
8.48	5.05	1,516,099	0.63	3.78		0.70	25
8.38	7.28	1,340,341	0.64	4.74		0.72	23
8.19	9.35	1,260,849	0.63	4.75		0.72	22
7.85	18.46	937,874	0.65	5.81		0.73	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	299

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Government Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$11.03	$0.15	(f)	$0.04	$0.19	$(0.14)	$—	$(0.14)
Year Ended February 28, 2014	11.56	0.29		(0.47)	(0.18)	(0.30)	(0.05)	(0.35)
Year Ended February 28, 2013	11.55	0.30		0.01	0.31	(0.30)	—	(0.30)
Year Ended February 29, 2012	10.81	0.38		0.76	1.14	(0.38)	(0.02)	(0.40)
Year Ended February 28, 2011	10.70	0.39		0.11	0.50	(0.39)	—	(0.39)
Year Ended February 28, 2010	10.56	0.42		0.14	0.56	(0.42)	—	(0.42)

Class B
Six Months Ended August 31, 2014 (Unaudited)	11.02	0.11	(f)	0.05	0.16	(0.10)	—	(0.10)
Year Ended February 28, 2014	11.55	0.21		(0.48)	(0.27)	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2013	11.54	0.22		— (g)	0.22	(0.21)	—	(0.21)
Year Ended February 29, 2012	10.80	0.30		0.76	1.06	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.69	0.31		0.11	0.42	(0.31)	—	(0.31)
Year Ended February 28, 2010	10.55	0.34		0.14	0.48	(0.34)	—	(0.34)

Class C
Six Months Ended August 31, 2014 (Unaudited)	10.99	0.10	(f)	0.05	0.15	(0.10)	—	(0.10)
Year Ended February 28, 2014	11.52	0.20		(0.47)	(0.27)	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2013	11.51	0.22		— (g)	0.22	(0.21)	—	(0.21)
Year Ended February 29, 2012	10.78	0.30		0.75	1.05	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.66	0.31		0.12	0.43	(0.31)	—	(0.31)
Year Ended February 28, 2010	10.53	0.35		0.13	0.48	(0.35)	—	(0.35)

Class R2
Six Months Ended August 31, 2014 (Unaudited)	11.02	0.13	(f)	0.05	0.18	(0.13)	—	(0.13)
Year Ended February 28, 2014	11.55	0.26		(0.47)	(0.21)	(0.27)	(0.05)	(0.32)
Year Ended February 28, 2013	11.54	0.28		— (g)	0.28	(0.27)	—	(0.27)
Year Ended February 29, 2012	10.80	0.35		0.76	1.11	(0.35)	(0.02)	(0.37)
Year Ended February 28, 2011	10.69	0.37		0.11	0.48	(0.37)	—	(0.37)
Year Ended February 28, 2010	10.56	0.41		0.12	0.53	(0.40)	—	(0.40)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	11.03	0.17	(f)	0.04	0.21	(0.16)	—	(0.16)
Year Ended February 28, 2014	11.56	0.32		(0.48)	(0.16)	(0.32)	(0.05)	(0.37)
Year Ended February 28, 2013	11.54	0.33		0.02	0.35	(0.33)	—	(0.33)
Year Ended February 29, 2012	10.80	0.41		0.76	1.17	(0.41)	(0.02)	(0.43)
Year Ended February 28, 2011	10.69	0.42		0.11	0.53	(0.42)	—	(0.42)
Year Ended February 28, 2010	10.56	0.45		0.13	0.58	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.08	1.77%	$666,601	0.75%	2.63	%(f)	1.07%	7%
11.03	(1.60)	681,612	0.74	2.55		1.05	5
11.56	2.67	777,517	0.74	2.61		1.01	12
11.55	10.67	615,219	0.74	3.33		1.03	15
10.81	4.69	474,402	0.74	3.56		0.99	18
10.70	5.42	453,605	0.74	3.96		1.03	12

11.08	1.46	3,799	1.48	1.90	(f)	1.57	7
11.02	(2.33)	4,672	1.46	1.82		1.55	5
11.55	1.93	8,576	1.47	1.90		1.51	12
11.54	9.87	11,661	1.47	2.68		1.53	15
10.80	3.92	19,524	1.47	2.85		1.49	18
10.69	4.64	34,957	1.47	3.26		1.53	12

11.04	1.39	78,749	1.48	1.90	(f)	1.57	7
10.99	(2.35)	86,180	1.47	1.80		1.54	5
11.52	1.94	186,164	1.47	1.89		1.51	12
11.51	9.81	201,498	1.47	2.61		1.53	15
10.78	4.02	171,114	1.47	2.83		1.49	18
10.66	4.58	185,498	1.47	3.23		1.53	12

11.07	1.62	51,327	1.00	2.38	(f)	1.32	7
11.02	(1.84)	50,214	0.99	2.31		1.30	5
11.55	2.44	49,501	0.99	2.34		1.26	12
11.54	10.41	25,147	0.99	3.07		1.28	15
10.80	4.45	15,782	0.99	3.28		1.24	18
10.69	5.09	3,151	0.99	3.62		1.27	12

11.08	1.89	527,762	0.48	2.91	(f)	0.82	7
11.03	(1.36)	685,750	0.47	2.82		0.80	5
11.56	3.02	859,946	0.47	2.88		0.76	12
11.54	10.96	769,531	0.47	3.62		0.78	15
10.80	4.97	809,433	0.47	3.83		0.74	18
10.69	5.59	714,113	0.47	4.23		0.78	12

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	301

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$8.08	$0.21	(f)(g)	$— (h)	$0.21	$(0.22)	$—	$(0.22)	$—
Year Ended February 28, 2014	8.17	0.47	(f)	0.12	0.59	(0.47)	(0.21)	(0.68)	—
Year Ended February 28, 2013	7.89	0.51	(f)	0.32	0.83	(0.50)	(0.05)	(0.55)	—
Year Ended February 29, 2012	8.33	0.55	(f)	(0.27)	0.28	(0.56)	(0.16)	(0.72)	—	(h)
Year Ended February 28, 2011	7.72	0.63	(f)	0.64	1.27	(0.63)	(0.03)	(0.66)	—	(h)
Year Ended February 28, 2010	5.79	0.58		1.94	2.52	(0.59)	—	(0.59)	—	(h)

Class B
Six Months Ended August 31, 2014 (Unaudited)	8.10	0.19	(f)(g)	— (h)	0.19	(0.19)	—	(0.19)	—
Year Ended February 28, 2014	8.19	0.43	(f)	0.12	0.55	(0.43)	(0.21)	(0.64)	—
Year Ended February 28, 2013	7.91	0.46	(f)	0.33	0.79	(0.46)	(0.05)	(0.51)	—
Year Ended February 29, 2012	8.35	0.51	(f)	(0.28)	0.23	(0.51)	(0.16)	(0.67)	—	(h)
Year Ended February 28, 2011	7.73	0.58	(f)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(h)
Year Ended February 28, 2010	5.81	0.55		1.91	2.46	(0.54)	—	(0.54)	—	(h)

Class C
Six Months Ended August 31, 2014 (Unaudited)	8.09	0.19	(f)(g)	(0.01)	0.18	(0.19)	—	(0.19)	—
Year Ended February 28, 2014	8.18	0.43	(f)	0.12	0.55	(0.43)	(0.21)	(0.64)	—
Year Ended February 28, 2013	7.90	0.46	(f)	0.33	0.79	(0.46)	(0.05)	(0.51)	—
Year Ended February 29, 2012	8.34	0.50	(f)	(0.27)	0.23	(0.51)	(0.16)	(0.67)	—	(h)
Year Ended February 28, 2011	7.72	0.58	(f)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(h)
Year Ended February 28, 2010	5.80	0.53		1.93	2.46	(0.54)	—	(0.54)	—	(h)

Class R2
Six Months Ended August 31, 2014 (Unaudited)	8.06	0.20	(f)(g)	— (h)	0.20	(0.20)	—	(0.20)	—
Year Ended February 28, 2014	8.15	0.45	(f)	0.11	0.56	(0.44)	(0.21)	(0.65)	—
Year Ended February 28, 2013	7.88	0.49	(f)	0.31	0.80	(0.48)	(0.05)	(0.53)	—
Year Ended February 29, 2012	8.32	0.53	(f)	(0.27)	0.26	(0.54)	(0.16)	(0.70)	—	(h)
Year Ended February 28, 2011	7.71	0.60	(f)	0.65	1.25	(0.61)	(0.03)	(0.64)	—	(h)
Year Ended February 28, 2010	5.79	0.55		1.94	2.49	(0.57)	—	(0.57)	—	(h)

Class R5
Six Months Ended August 31, 2014 (Unaudited)	8.12	0.22	(f)(g)	— (h)	0.22	(0.22)	—	(0.22)	—
Year Ended February 28, 2014	8.21	0.50	(f)	0.11	0.61	(0.49)	(0.21)	(0.70)	—
Year Ended February 28, 2013	7.93	0.53	(f)	0.33	0.86	(0.53)	(0.05)	(0.58)	—
Year Ended February 29, 2012	8.36	0.58	(f)	(0.27)	0.31	(0.58)	(0.16)	(0.74)	—	(h)
Year Ended February 28, 2011	7.74	0.68	(f)	0.62	1.30	(0.65)	(0.03)	(0.68)	—	(h)
Year Ended February 28, 2010	5.81	0.61		1.93	2.54	(0.61)	—	(0.61)	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$8.07	2.59%	$946,316	0.99%	5.24	%(g)	1.32%	25%
8.08	7.57	1,066,865	1.04	5.84		1.32	54
8.17	10.98	964,864	1.12	6.32		1.33	65
7.89	3.69	1,103,966	1.15	6.98		1.34	41
8.33	17.07	856,717	1.14	7.81		1.32	45
7.72	44.71	580,690	1.14	8.40		1.32	45

8.10	2.38	5,696	1.59	4.64	(g)	1.82	25
8.10	6.97	6,305	1.59	5.28		1.81	54
8.19	10.30	8,585	1.70	5.75		1.83	65
7.91	3.02	11,060	1.80	6.34		1.84	41
8.35	16.40	17,991	1.79	7.24		1.82	45
7.73	43.46	22,430	1.79	7.80		1.82	45

8.08	2.28	312,493	1.59	4.64	(g)	1.82	25
8.09	7.00	315,026	1.59	5.29		1.81	54
8.18	10.33	348,508	1.68	5.75		1.84	65
7.90	3.03	280,078	1.80	6.33		1.84	41
8.34	16.45	248,488	1.79	7.17		1.82	45
7.72	43.58	158,503	1.79	7.75		1.83	45

8.06	2.52	11,151	1.34	4.89	(g)	1.57	25
8.06	7.24	11,019	1.34	5.54		1.56	54
8.15	10.58	16,384	1.36	6.06		1.59	65
7.88	3.46	6,968	1.40	6.72		1.59	41
8.32	16.82	3,609	1.39	7.49		1.58	45
7.71	44.25	1,004	1.39	8.10		1.60	45

8.12	2.79	87,882	0.79	5.44	(g)	0.87	25
8.12	7.82	103,378	0.79	6.09		0.86	54
8.21	11.26	102,404	0.82	6.59		0.89	65
7.93	4.11	50,747	0.86	7.28		0.89	41
8.36	17.45	27,619	0.85	8.54		0.87	45
7.74	44.95	148,162	0.84	8.71		0.87	45

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	303

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund (continued)
Class R6 (i)
Six Months Ended August 31, 2014 (Unaudited)	$8.11	$0.22	(f)(g)	$—	(h)	$0.22	$(0.23)	$—	$(0.23)	$—
Year Ended February 28, 2014	8.20	0.50	(f)	0.11		0.61	(0.49)	(0.21)	(0.70)	—
Year Ended February 28, 2013	7.91	0.53	(f)	0.34		0.87	(0.53)	(0.05)	(0.58)	—
Year Ended February 29, 2012	8.35	0.58	(f)	(0.28)		0.30	(0.58)	(0.16)	(0.74)	—	(h)
Year Ended February 28, 2011	7.73	0.65	(f)	0.65		1.30	(0.65)	(0.03)	(0.68)	—	(h)
Year Ended February 28, 2010	5.81	0.61		1.92		2.53	(0.61)	—	(0.61)	—	(h)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	8.11	0.22	(f)(g)	—	(h)	0.22	(0.22)	—	(0.22)	—
Year Ended February 28, 2014	8.20	0.49	(f)	0.12		0.61	(0.49)	(0.21)	(0.70)	—
Year Ended February 28, 2013	7.92	0.53	(f)	0.32		0.85	(0.52)	(0.05)	(0.57)	—
Year Ended February 29, 2012	8.36	0.58	(f)	(0.28)		0.30	(0.58)	(0.16)	(0.74)	—	(h)
Year Ended February 28, 2011	7.74	0.65	(f)	0.65		1.30	(0.65)	(0.03)	(0.68)	—	(h)
Year Ended February 28, 2010	5.81	0.60		1.93		2.53	(0.60)	—	(0.60)	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$8.10	2.70%	$2,147,108	0.74%	5.49	%(g)	0.82%	25%
8.11	7.86	2,202,757	0.74	6.13		0.81	54
8.20	11.42	1,746,074	0.77	6.66		0.84	65
7.91	4.01	1,461,496	0.81	7.32		0.84	41
8.35	17.59	929,762	0.80	7.99		0.83	45
7.73	44.84	359,553	0.79	8.76		0.83	45

8.11	2.78	7,207,677	0.84	5.39	(g)	1.07	25
8.11	7.76	7,329,642	0.84	6.04		1.06	54
8.20	11.18	8,127,147	0.87	6.57		1.08	65
7.92	3.95	8,616,283	0.90	7.23		1.09	41
8.36	17.44	7,478,536	0.89	8.06		1.07	45
7.74	44.86	4,567,712	0.89	8.67		1.08	45

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	305

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Inflation Managed Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$10.51	$0.09	(f)(g)	$0.08	$0.17	$(0.09)	$—	$(0.09)
Year Ended February 28, 2014	10.81	0.12	(f)	(0.30)	(0.18)	(0.11)	(0.01)	(0.12)
Year Ended February 28, 2013	10.74	0.15	(f)	0.13	0.28	(0.16)	(0.05)	(0.21)
Year Ended February 29, 2012	10.34	0.22	(f)	0.44	0.66	(0.21)	(0.05)	(0.26)
March 31, 2010 (h) through February 28, 2011	10.00	0.15	(f)	0.41	0.56	(0.16)	(0.06)	(0.22)

Class C
Six Months Ended August 31, 2014 (Unaudited)	10.48	0.06	(f)(g)	0.08	0.14	(0.06)	—	(0.06)
Year Ended February 28, 2014	10.78	0.04	(f)	(0.29)	(0.25)	(0.04)	(0.01)	(0.05)
Year Ended February 28, 2013	10.73	0.08	(f)	0.12	0.20	(0.10)	(0.05)	(0.15)
Year Ended February 29, 2012	10.34	0.16	(f)	0.43	0.59	(0.15)	(0.05)	(0.20)
March 31, 2010 (h) through February 28, 2011	10.00	0.11	(f)	0.39	0.50	(0.10)	(0.06)	(0.16)

Class R2
Six Months Ended August 31, 2014 (Unaudited)	10.51	0.08	(f)(g)	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2014	10.81	0.10	(f)	(0.32)	(0.22)	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2013	10.74	0.13	(f)	0.12	0.25	(0.13)	(0.05)	(0.18)
Year Ended February 29, 2012	10.35	0.20	(f)	0.42	0.62	(0.18)	(0.05)	(0.23)
March 31, 2010 (h) through February 28, 2011	10.00	0.15	(f)	0.39	0.54	(0.13)	(0.06)	(0.19)

Class R5
Six Months Ended August 31, 2014 (Unaudited)	10.55	0.11	(f)(g)	0.07	0.18	(0.10)	—	(0.10)
Year Ended February 28, 2014	10.85	0.11	(f)	(0.27)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.77	0.18	(f)	0.12	0.30	(0.17)	(0.05)	(0.22)
Year Ended February 29, 2012	10.37	0.24	(f)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (i) through February 28, 2011	10.00	0.24	(f)	0.34	0.58	(0.15)	(0.06)	(0.21)

Class R6
Six Months Ended August 31, 2014 (Unaudited)	10.52	0.11	(f)(g)	0.08	0.19	(0.11)	—	(0.11)
Year Ended February 28, 2014	10.82	0.14	(f)	(0.30)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.74	0.17	(f)	0.14	0.31	(0.18)	(0.05)	(0.23)
Year Ended February 29, 2012	10.34	0.25	(f)	0.44	0.69	(0.24)	(0.05)	(0.29)
November 30, 2010 (i) through February 28, 2011	10.39	0.04	(f)	0.01	0.05	(0.04)	(0.06)	(0.10)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	10.51	0.10	(f)(g)	0.08	0.18	(0.10)	—	(0.10)
Year Ended February 28, 2014	10.81	0.13	(f)	(0.29)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.74	0.17	(f)	0.12	0.29	(0.17)	(0.05)	(0.22)
Year Ended February 29, 2012	10.34	0.24	(f)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (h) through February 28, 2011	10.00	0.19	(f)	0.38	0.57	(0.17)	(0.06)	(0.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.59	1.63%	$64,744	0.74%	1.78	%(g)	1.03%	18%
10.51	(1.66)	67,620	0.75	1.15		1.05	35
10.81	2.60	160,110	0.74	1.41		1.01	16
10.74	6.42	134,099	0.74	2.09		1.02	36
10.34	5.62	28,242	0.73	1.60		1.24	69

10.56	1.31	4,444	1.39	1.14	(g)	1.53	18
10.48	(2.27)	5,253	1.40	0.42		1.56	35
10.78	1.89	6,580	1.39	0.72		1.51	16
10.73	5.68	4,302	1.39	1.47		1.53	36
10.34	5.01	284	1.39	1.17		2.78	69

10.60	1.58	104	0.99	1.53	(g)	1.28	18
10.51	(1.96)	131	1.00	0.94		1.29	35
10.81	2.37	11,476	0.99	1.18		1.26	16
10.74	6.04	11,174	0.99	1.85		1.27	36
10.35	5.40	53	1.00	1.54		3.66	69

10.63	1.73	12,996	0.54	1.98	(g)	0.58	18
10.55	(1.44)	12,774	0.55	1.05		0.65	35
10.85	2.82	58	0.54	1.62		0.56	16
10.77	6.57	56	0.53	2.23		0.57	36
10.37	5.85	53	0.55	2.46		0.72	69

10.60	1.77	422,576	0.49	2.02	(g)	0.53	18
10.52	(1.41)	337,208	0.50	1.29		0.57	35
10.82	2.88	243,756	0.49	1.62		0.51	16
10.74	6.68	167,997	0.49	2.37		0.53	36
10.34	0.49	51,944	0.49	1.99		0.57	69

10.59	1.71	1,235,229	0.59	1.92	(g)	0.78	18
10.51	(1.47)	1,090,324	0.60	1.20		0.81	35
10.81	2.71	1,141,000	0.59	1.53		0.76	16
10.74	6.56	870,400	0.59	2.22		0.77	36
10.34	5.70	346,927	0.59	1.97		1.18	69

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	307

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Limited Duration Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$9.96	$0.04	(f)	$0.03	$0.07	$(0.03)
Year Ended February 28, 2014	9.84	0.06	(f)	0.14	0.20	(0.08)
Year Ended February 28, 2013	9.46	0.13	(f)	0.37	0.50	(0.12)
Year Ended February 29, 2012	9.46	0.18	(f)	(0.01)	0.17	(0.17)
Year Ended February 28, 2011	8.90	0.21	(f)	0.56	0.77	(0.21)
Year Ended February 28, 2010	7.80	0.24	(f)	1.11	1.35	(0.25)

Class B
Six Months Ended August 31, 2014 (Unaudited)	9.89	0.01	(f)	0.03	0.04	(0.01)
Year Ended February 28, 2014	9.76	0.01	(f)	0.15	0.16	(0.03)
Year Ended February 28, 2013	9.39	0.08	(f)	0.37	0.45	(0.08)
Year Ended February 29, 2012	9.39	0.13	(f)	(0.01)	0.12	(0.12)
Year Ended February 28, 2011	8.83	0.17	(f)	0.56	0.73	(0.17)
Year Ended February 28, 2010	7.74	0.21	(f)	1.09	1.30	(0.21)

Class C
Six Months Ended August 31, 2014 (Unaudited)	9.86	0.01	(f)	0.04	0.05	(0.01)
Year Ended February 28, 2014	9.74	0.01	(f)	0.14	0.15	(0.03)
Year Ended February 28, 2013	9.37	0.08	(f)	0.37	0.45	(0.08)
Year Ended February 29, 2012	9.37	0.13	(f)	(0.01)	0.12	(0.12)
Year Ended February 28, 2011	8.82	0.17	(f)	0.55	0.72	(0.17)
Year Ended February 28, 2010	7.72	0.20	(f)	1.11	1.31	(0.21)

Class R6 (g)
Six Months Ended August 31, 2014 (Unaudited)	9.98	0.06	(f)	0.03	0.09	(0.05)
Year Ended February 28, 2014	9.85	0.10	(f)	0.15	0.25	(0.12)
Year Ended February 28, 2013	9.47	0.17	(f)	0.38	0.55	(0.17)
Year Ended February 29, 2012	9.47	0.22	(f)	(0.01)	0.21	(0.21)
Year Ended February 28, 2011	8.91	0.26	(f)	0.56	0.82	(0.26)
Year Ended February 28, 2010	7.80	0.31	(f)	1.09	1.40	(0.29)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	9.96	0.05	(f)	0.03	0.08	(0.04)
Year Ended February 28, 2014	9.84	0.08	(f)	0.14	0.22	(0.10)
Year Ended February 28, 2013	9.46	0.16	(f)	0.37	0.53	(0.15)
Year Ended February 29, 2012	9.46	0.20	(f)	(0.01)	0.19	(0.19)
Year Ended February 28, 2011	8.90	0.24	(f)	0.56	0.80	(0.24)
Year Ended February 28, 2010	7.80	0.26	(f)	1.11	1.37	(0.27)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.00	0.70%	$192,543	0.68%	0.71%	0.91%	11%
9.96	2.01	185,550	0.67	0.60	0.93	23
9.84	5.36	63,879	0.67	1.37	0.95	24
9.46	1.80	48,120	0.68	1.89	0.94	21
9.46	8.78	69,464	0.67	2.32	0.95	28
8.90	17.61	74,529	0.67	2.88	0.98	23

9.92	0.38	236	1.18	0.19	1.41	11
9.89	1.60	260	1.17	0.10	1.42	23
9.76	4.77	244	1.17	0.89	1.46	24
9.39	1.30	286	1.18	1.39	1.44	21
9.39	8.29	820	1.17	1.82	1.45	28
8.83	17.01	1,845	1.17	2.58	1.49	23

9.90	0.49	53,558	1.18	0.20	1.41	11
9.86	1.49	57,659	1.17	0.10	1.42	23
9.74	4.80	63,760	1.17	0.87	1.45	24
9.37	1.33	54,348	1.18	1.39	1.44	21
9.37	8.20	66,659	1.17	1.82	1.45	28
8.82	17.22	65,806	1.17	2.41	1.48	23

10.02	0.93	16,422	0.23	1.17	0.41	11
9.98	2.51	18,305	0.22	1.05	0.42	23
9.85	5.80	8,301	0.22	1.79	0.45	24
9.47	2.27	3,642	0.23	2.34	0.44	21
9.47	9.25	3,873	0.22	2.78	0.45	28
8.91	18.26	1,253	0.23	3.92	0.51	23

10.00	0.84	633,610	0.43	0.96	0.66	11
9.96	2.23	548,277	0.42	0.85	0.67	23
9.84	5.61	377,532	0.42	1.61	0.70	24
9.46	2.08	292,294	0.43	2.13	0.69	21
9.46	9.05	256,477	0.42	2.57	0.70	28
8.90	17.91	183,481	0.42	3.14	0.73	23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	309

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mortgage-Backed Securities Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$11.58	$0.17	(f)	$0.06	$0.23	$(0.18)	$—	$(0.18)
Year Ended February 28, 2014	11.84	0.35		(0.30)	0.05	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2013	11.75	0.34		0.08	0.42	(0.33)	—	(0.33)
Year Ended February 29, 2012	11.50	0.49		0.25	0.74	(0.49)	—	(0.49)
Year Ended February 28, 2011	11.22	0.55		0.28	0.83	(0.55)	—	(0.55)
Year Ended February 28, 2010	10.42	0.73		0.82	1.55	(0.75)	—	(0.75)

Class C
Six Months Ended August 31, 2014 (Unaudited)	11.30	0.13	(f)	0.07	0.20	(0.15)	—	(0.15)
Year Ended February 28, 2014	11.57	0.26		(0.27)	(0.01)	(0.25)	(0.01)	(0.26)
July 2, 2012 (g) through February 28, 2013	11.55	0.17		0.04	0.21	(0.19)	—	(0.19)

Class R6 (h)
Six Months Ended August 31, 2014 (Unaudited)	11.32	0.19	(f)	0.06	0.25	(0.20)	—	(0.20)
Year Ended February 28, 2014	11.59	0.36		(0.27)	0.09	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2013	11.51	0.38		0.07	0.45	(0.37)	—	(0.37)
Year Ended February 29, 2012	11.28	0.54		0.23	0.77	(0.54)	—	(0.54)
Year Ended February 28, 2011	11.01	0.59		0.27	0.86	(0.59)	—	(0.59)
Year Ended February 28, 2010	10.23	0.79		0.78	1.57	(0.79)	—	(0.79)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	11.32	0.17	(f)	0.07	0.24	(0.19)	—	(0.19)
Year Ended February 28, 2014	11.59	0.35		(0.28)	0.07	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2013	11.51	0.36		0.08	0.44	(0.36)	—	(0.36)
Year Ended February 29, 2012	11.27	0.53		0.23	0.76	(0.52)	—	(0.52)
Year Ended February 28, 2011	11.01	0.57		0.26	0.83	(0.57)	—	(0.57)
Year Ended February 28, 2010	10.23	0.76		0.79	1.55	(0.77)	—	(0.77)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.63	1.97%	$141,762	0.65%	2.77	%(f)	1.01%	1%
11.58	0.45	149,964	0.65	2.66		0.99	9
11.84	3.57	294,739	0.64	2.88		0.98	19
11.75	6.57	255,946	0.64	4.29		0.98	21
11.50	7.48	176,334	0.64	4.84		0.98	30
11.22	15.26	101,955	0.64	6.58		0.99	21

11.35	1.78	6,425	1.15	2.27	(f)	1.52	1
11.30	(0.10)	6,322	1.15	2.22		1.50	9
11.57	1.81	6,592	1.14	2.08		1.49	19

11.37	2.22	1,354,659	0.25	3.17	(f)	0.51	1
11.32	0.81	1,604,557	0.25	3.12		0.50	9
11.59	3.97	1,864,649	0.24	3.29		0.48	19
11.51	6.96	1,538,507	0.24	4.72		0.48	21
11.28	7.97	1,466,482	0.24	5.26		0.48	30
11.01	15.79	1,271,776	0.24	7.35		0.49	21

11.37	2.15	1,032,097	0.40	3.02	(f)	0.76	1
11.32	0.63	1,043,527	0.40	2.89		0.74	9
11.59	3.83	2,242,411	0.39	3.09		0.73	19
11.51	6.89	1,264,766	0.39	4.51		0.73	21
11.27	7.71	580,212	0.39	5.12		0.73	30
11.01	15.64	425,701	0.39	6.87		0.74	21

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	311

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$10.90	$0.03	(f)	$(0.01)	$0.02	$(0.03)	$—	$(0.03)
Year Ended February 28, 2014	10.97	0.07	(f)	(0.06)	0.01	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2013	10.97	0.11	(f)	— (g)	0.11	(0.11)	— (g)	(0.11)
Year Ended February 29, 2012	10.95	0.15	(f)	0.04	0.19	(0.15)	(0.02)	(0.17)
Year Ended February 28, 2011	10.90	0.16	(f)	0.06	0.22	(0.16)	(0.01)	(0.17)
Year Ended February 28, 2010	10.61	0.26	(f)	0.29	0.55	(0.26)	—	(0.26)

Class B
Six Months Ended August 31, 2014 (Unaudited)	11.01	0.01	(f)	(0.02)	(0.01)	— (g)	—	— (g)
Year Ended February 28, 2014	11.08	0.01	(f)	(0.05)	(0.04)	(0.02)	(0.01)	(0.03)
Year Ended February 28, 2013	11.08	0.05	(f)	— (g)	0.05	(0.05)	— (g)	(0.05)
Year Ended February 29, 2012	11.06	0.10	(f)	0.03	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	11.00	0.11	(f)	0.06	0.17	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.70	0.22	(f)	0.28	0.50	(0.20)	—	(0.20)

Class C
Six Months Ended August 31, 2014 (Unaudited)	10.97	0.01	(f)	(0.02)	(0.01)	— (g)	—	— (g)
Year Ended February 28, 2014	11.04	0.01	(f)	(0.05)	(0.04)	(0.02)	(0.01)	(0.03)
Year Ended February 28, 2013	11.04	0.05	(f)	— (g)	0.05	(0.05)	— (g)	(0.05)
Year Ended February 29, 2012	11.02	0.09	(f)	0.04	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	10.97	0.10	(f)	0.06	0.16	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.68	0.20	(f)	0.30	0.50	(0.21)	—	(0.21)

Class R6 (h)
Six Months Ended August 31, 2014 (Unaudited)	10.91	0.06	(f)	(0.01)	0.05	(0.06)	—	(0.06)
Year Ended February 28, 2014	10.98	0.12	(f)	(0.05)	0.07	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.99	0.16	(f)	(0.01)	0.15	(0.16)	— (g)	(0.16)
Year Ended February 29, 2012	10.97	0.20	(f)	0.05	0.25	(0.21)	(0.02)	(0.23)
Year Ended February 28, 2011	10.92	0.21	(f)	0.06	0.27	(0.21)	(0.01)	(0.22)
Year Ended February 28, 2010	10.62	0.31	(f)	0.30	0.61	(0.31)	—	(0.31)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	10.91	0.05	(f)	(0.02)	0.03	(0.04)	—	(0.04)
Year Ended February 28, 2014	10.98	0.10	(f)	(0.06)	0.04	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2013	10.99	0.13	(f)	(0.01)	0.12	(0.13)	— (g)	(0.13)
Year Ended February 29, 2012	10.96	0.18	(f)	0.05	0.23	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2011	10.92	0.19	(f)	0.05	0.24	(0.19)	(0.01)	(0.20)
Year Ended February 28, 2010	10.62	0.29	(f)	0.30	0.59	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.89	0.17%	$234,650	0.80%	0.60%	0.89%	19%
10.90	0.11	240,174	0.80	0.63	0.89	38
10.97	0.99	281,110	0.80	0.97	0.86	33
10.97	1.76	260,098	0.80	1.36	0.86	40
10.95	2.04	250,706	0.79	1.45	0.86	36
10.90	5.23	255,356	0.79	2.43	0.88	31

11.00	(0.05)	716	1.30	0.10	1.39	19
11.01	(0.39)	809	1.30	0.13	1.39	38
11.08	0.48	947	1.30	0.48	1.36	33
11.08	1.21	1,409	1.30	0.86	1.37	40
11.06	1.58	2,134	1.29	0.96	1.36	36
11.00	4.71	3,458	1.29	2.05	1.38	31

10.96	(0.05)	135,698	1.30	0.10	1.39	19
10.97	(0.39)	154,636	1.30	0.14	1.39	38
11.04	0.50	237,782	1.30	0.48	1.36	33
11.04	1.23	297,098	1.30	0.86	1.37	40
11.02	1.51	321,680	1.29	0.95	1.36	36
10.97	4.76	344,957	1.29	1.83	1.38	31

10.90	0.41	3,006,948	0.30	1.10	0.39	19
10.91	0.60	2,819,549	0.30	1.14	0.39	38
10.98	1.40	4,077,991	0.30	1.46	0.36	33
10.99	2.28	3,530,135	0.30	1.86	0.36	40
10.97	2.54	2,906,329	0.29	1.94	0.36	36
10.92	5.81	2,043,695	0.29	2.87	0.38	31

10.90	0.28	7,902,993	0.55	0.85	0.64	19
10.91	0.36	7,800,036	0.55	0.88	0.64	38
10.98	1.13	7,712,342	0.55	1.22	0.61	33
10.99	2.10	6,946,436	0.55	1.61	0.61	40
10.96	2.20	6,829,822	0.54	1.70	0.61	36
10.92	5.57	5,163,875	0.54	2.67	0.63	31

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	313

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short Duration High Yield Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$10.05	$0.21	(f)	$(0.09)	$0.12	$(0.19)
March 1, 2013 (g) through February 28, 2014	10.00	0.41	(f)	(0.02)	0.39	(0.34)

Class C
Six Months Ended August 31, 2014 (Unaudited)	10.05	0.18	(f)	(0.08)	0.10	(0.18)
March 1, 2013 (g) through February 28, 2014	10.00	0.36	(f)	(0.02)	0.34	(0.29)

Class R6
Six Months Ended August 31, 2014 (Unaudited)	10.06	0.23	(f)	(0.09)	0.14	(0.21)
March 1, 2013 (g) through February 28, 2014	10.00	0.45	(f)	(0.01)	0.44	(0.38)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	10.05	0.22	(f)	(0.08)	0.14	(0.21)
March 1, 2013 (g) through February 28, 2014	10.00	0.43	(f)	(0.01)	0.42	(0.37)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended February 28, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.98	1.24%	$1,861	0.89%		4.13%		1.18%		33%
10.05	4.02	1,415	0.89	(h)	4.13	(h)	1.45	(h)	66

9.97	0.96	176	1.39		3.58		1.67		33
10.05	3.48	55	1.39	(h)	3.62	(h)	2.15	(h)	66

9.99	1.44	89,072	0.49		4.50		0.67		33
10.06	4.47	41,712	0.48	(h)	4.49	(h)	0.78	(h)	66

9.98	1.36	223,839	0.64		4.39		0.93		33
10.05	4.24	201,219	0.63	(h)	4.36	(h)	1.15	(h)	66

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	315

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Six Months Ended August 31, 2014 (Unaudited)	$9.49	$0.04	(f)	$(0.04)	$— (g)	$(0.04)	$—	$(0.04)
Year Ended February 28, 2014	9.63	0.08	(f)	(0.10)	(0.02)	(0.09)	(0.03)	(0.12)
Year Ended February 28, 2013	9.74	0.09	(f)	(0.06)	0.03	(0.09)	(0.05)	(0.14)
Year Ended February 29, 2012	9.78	0.12	(f)	0.05	0.17	(0.11)	(0.10)	(0.21)
Year Ended February 28, 2011	9.96	0.13	(f)	(0.02)	0.11	(0.13)	(0.16)	(0.29)
Year Ended February 28, 2010	10.17	0.22	(f)	0.12	0.34	(0.22)	(0.33)	(0.55)

Class B
Six Months Ended August 31, 2014 (Unaudited)	9.47	0.01	(f)	(0.04)	(0.03)	(0.01)	—	(0.01)
Year Ended February 28, 2014	9.62	0.03	(f)	(0.11)	(0.08)	(0.04)	(0.03)	(0.07)
Year Ended February 28, 2013	9.73	0.04	(f)	(0.06)	(0.02)	(0.04)	(0.05)	(0.09)
Year Ended February 29, 2012	9.76	0.07	(f)	0.06	0.13	(0.06)	(0.10)	(0.16)
Year Ended February 28, 2011	9.94	0.08	(f)	(0.02)	0.06	(0.08)	(0.16)	(0.24)
Year Ended February 28, 2010	10.15	0.18	(f)	0.11	0.29	(0.17)	(0.33)	(0.50)

Select Class
Six Months Ended August 31, 2014 (Unaudited)	9.48	0.05	(f)	(0.04)	0.01	(0.05)	—	(0.05)
Year Ended February 28, 2014	9.62	0.10	(f)	(0.10)	— (g)	(0.11)	(0.03)	(0.14)
Year Ended February 28, 2013	9.73	0.11	(f)	(0.06)	0.05	(0.11)	(0.05)	(0.16)
Year Ended February 29, 2012	9.77	0.14	(f)	0.05	0.19	(0.13)	(0.10)	(0.23)
Year Ended February 28, 2011	9.95	0.16	(f)	(0.02)	0.14	(0.16)	(0.16)	(0.32)
Year Ended February 28, 2010	10.16	0.24	(f)	0.12	0.36	(0.24)	(0.33)	(0.57)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.45	(0.02)%	$31,407	0.70%	0.78%	1.02%	17%
9.49	(0.20)	44,375	0.70	0.85	0.98	15
9.63	0.23	73,424	0.69	0.89	0.95	19
9.74	1.72	90,893	0.70	1.17	0.95	35
9.78	1.15	99,714	0.70	1.32	0.95	26
9.96	3.39	99,593	0.69	2.12	0.97	51

9.43	(0.27)	58	1.20	0.28	1.52	17
9.47	(0.78)	180	1.20	0.35	1.48	15
9.62	(0.26)	226	1.19	0.40	1.45	19
9.73	1.33	408	1.20	0.68	1.45	35
9.76	0.63	771	1.20	0.82	1.45	26
9.94	2.86	1,588	1.19	1.75	1.47	51

9.44	0.10	112,569	0.45	1.03	0.77	17
9.48	0.05	132,599	0.45	1.09	0.73	15
9.62	0.48	235,447	0.44	1.14	0.70	19
9.73	1.97	313,699	0.45	1.42	0.70	35
9.77	1.40	371,384	0.45	1.57	0.70	26
9.95	3.63	427,880	0.44	2.40	0.72	51

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	317

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. Each of JPM I and JPM II (the “Trusts”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
High Yield Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Inflation Managed Bond Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Limited Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Class C, Class R6 and Select Class	JPM II	Diversified
Short Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Short Duration High Yield Fund	Class A, Class C, Class R6 and Select Class	JPM I	Diversified
Treasury & Agency Fund	Class A, Class B and Select Class	JPM II	Diversified

The investment objective of Core Bond Fund is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of Core Plus Bond Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of Government Bond Fund is to seek a high level of current income with liquidity and safety of principal.

The investment objective of High Yield Fund is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of Inflation Managed Bond Fund is to seek to maximize inflation protected total return.

The investment objective of Limited Duration Bond Fund is to seek a high level of current income consistent with low volatility of principal.

The investment objective of Mortgage-Backed Securities Fund is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of Short Duration Bond Fund is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

The investment objective of Short Duration High Yield Fund is to seek current income with a secondary objective of capital appreciation.

The investment objective of Treasury & Agency Fund is to seek a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Short Duration High Yield Fund commenced operations on March 1, 2013. Prior to March 27, 2013, the Fund was not publicly offered for investment.

Effective November 1, 2009, Class B Shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund purchased before September 3, 2013) provide for a contingent deferred sales charge (“CDSC”). Effective September 3, 2013, purchases of the Limited Duration Bond Fund and the Short Duration Bond Fund Class C Shares are subject to a CDSC on the original cost of shares. Class B Shares automatically convert to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

318	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed to not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund at August 31, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	319

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$888,299	$931,163		$1,819,462
Collateralized Mortgage Obligations
Agency CMO	—	4,104,236	27,135		4,131,371
Non-Agency CMO	—	1,257,136	282,391		1,539,527

Total Collateralized Mortgage Obligations	—	5,361,372	309,526		5,670,898

Commercial Mortgage-Backed Securities	—	773,396	175,507		948,903
Corporate Bonds
Consumer Discretionary	—	324,132	—		324,132
Consumer Staples	—	215,132	—		215,132
Energy	—	393,342	—		393,342
Financials	—	2,060,928	—		2,060,928
Health Care	—	158,514	—		158,514
Industrials	—	268,000	24,782		292,782
Information Technology	—	252,575	—		252,575
Materials	—	156,861	—		156,861
Telecommunication Services	—	260,104	—		260,104
Utilities	—	398,295	—		398,295

Total Corporate Bonds	—	4,487,883	24,782		4,512,665

Foreign Government Securities	—	182,392	—		182,392
Mortgage Pass-Through Securities	—	3,656,860	—		3,656,860
Municipal Bonds	—	78,664	—		78,664
Supranational	—	47,023	—		47,023
U.S. Government Agency Securities	—	610,837	—		610,837
U.S. Treasury Obligations	—	5,677,699	—		5,677,699
Loan Assignments
Financials	—	—	106,329		106,329
Short-Term Investment
Investment Company	1,186,381	—	—		1,186,381

Total Investments in Securities	$1,186,381	$21,764,425	$1,547,307		$24,498,113

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$268		$268
Financials	—	—	191		191
Industrials	—	—	6		6
Materials	1,516	—	1,234		2,750
Utilities	310	—	—		310

Total Common Stocks	1,826	—	1,699		3,525

Preferred Stocks
Financials	332	5,525	—		5,857
Industrials	—	1,082	—		1,082
Materials	—	—	—	(a)	—	(a)

Total Preferred Stocks	332	6,607	—	(a)	6,939

320	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

Core Plus Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$126,144	$181,532		$307,676
Collateralized Mortgage Obligations
Agency CMO	—	227,462	454		227,916
Non-Agency CMO	—	112,076	40,916		152,992

Total Collateralized Mortgage Obligations	—	339,538	41,370		380,908

Commercial Mortgage-Backed Securities	—	171,339	64,150		235,489
Convertible Bonds
Consumer Discretionary	—	—	—	(a)	—	(a)
Utilities	—	631	—		631

Total Convertible Bonds	—	631	—		631

Corporate Bonds
Consumer Discretionary	—	118,473	218		118,691
Consumer Staples	—	45,649	—		45,649
Energy	—	122,594	—		122,594
Financials	—	230,858	76		230,934
Health Care	—	48,990	—		48,990
Industrials	—	82,552	6,751		89,303
Information Technology	—	53,463	—		53,463
Materials	—	65,820	1,789		67,609
Telecommunication Services	—	88,657	—		88,657
Utilities	—	73,917	—	(b)	73,917

Total Corporate Bonds	—	930,973	8,834		939,807

Foreign Government Securities	—	50,868	—		50,868
Mortgage Pass-Through Securities	—	341,992	—		341,992
Municipal Bonds	—	12,405	—		12,405
Preferred Securities	—	5,447	—		5,447
Supranational	—	3,807	—		3,807
U.S. Government Agency Securities	—	37,710	343		38,053
U.S. Treasury Obligations	—	317,618	—		317,618
Loan Assignments
Consumer Discretionary	—	6,799	22		6,821
Consumer Staples	—	4,091	—		4,091
Energy	—	557	—		557
Financials	—	645	4,736		5,381
Health Care	—	842	—		842
Industrials	—	638	—		638
Information Technology	—	1,276	—		1,276
Materials	—	710	—		710
Telecommunication Services	—	1,005	—		1,005
Utilities	—	3,857	—		3,857

Total Loan Assignments	—	20,420	4,758		25,178

Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Industrials	—	—	—	(a)	—	(a)

Total Warrants	—	—	—	(a)	—	(a)

Short-Term Investment
Investment Company	50,080	—	—		50,080

Total Investments in Securities	$52,238	$2,365,499	$302,686		$2,720,423

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	321

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

Core Plus Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$192	$—		$192
Futures Contracts	965	—	—		965

Total Appreciation in Other Financial Instruments	$965	$192	$—		$1,157

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(99)	$—		$(99)
Futures Contracts	(332)	—	—		(332)
Swaps	—	(14)	—		(14)

Total Depreciation in Other Financial Instruments	$(332)	$(113)	$—		$(445)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Collateralized Mortgage Obligations — Agency CMO	$—	$565,917	$898		$566,815
Foreign Government Securities	—	6,794	—		6,794
Mortgage Pass-Through Securities	—	86,966	—		86,966
U.S. Government Agency Securities	—	254,697	—		254,697
U.S. Treasury Obligations	—	363,294	—		363,294
Short-Term Investment
Investment Company	45,555	—	—		45,555

Total Investments in Securities	$45,555	$1,277,668	$898		$1,324,121

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$1,710		$1,710
Financials	—	—	2,882		2,882
Health Care	6	—	—		6
Industrials	—	—	162		162
Materials	9,143	—	24,988		34,131
Utilities	8,170	—	—		8,170

Total Common Stocks	17,319	—	29,742		47,061

Preferred Stocks
Consumer Discretionary	1,020	—	1		1,021
Financials	30,129	65,021	—		95,150
Industrials	—	13,733	—		13,733
Materials	—	—	—	(a)	— (a)

Total Preferred Stocks	31,149	78,754	1		109,904

Debt Securities
Asset-Backed Securities	—	—	5,921		5,921
Convertible Bonds
Consumer Discretionary	—	—	—	(a)	— (a)
Utilities	—	9,460	—		9,460

Total Convertible Bonds	—	9,460	—		9,460

322	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

High Yield Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds
Consumer Discretionary	$—	$1,515,371	$3,448		$1,518,819
Consumer Staples	—	479,095	—		479,095
Energy	—	1,540,474	—		1,540,474
Financials	—	616,844	8,269		625,113
Health Care	—	865,430	1		865,431
Industrials	—	896,399	91,247		987,646
Information Technology	—	425,440	—		425,440
Materials	—	1,026,109	15,212		1,041,321
Telecommunication Services	—	1,113,299	—		1,113,299
Utilities	—	295,446	16		295,462

Total Corporate Bonds	—	8,773,907	118,193		8,892,100

Preferred Securities
Financials	—	142,636	—		142,636
Loan Assignments
Consumer Discretionary	—	330,527	5,109		335,636
Consumer Staples	—	161,064	—		161,064
Energy	—	56,481	—		56,481
Financials	—	43,513	—		43,513
Health Care	—	13,194	—		13,194
Industrials	—	60,415	—		60,415
Information Technology	—	114,064	—		114,064
Materials	—	23,224	—		23,224
Telecommunication Services	—	32,132	—		32,132
Utilities	—	102,261	—		102,261

Total Loan Assignments	—	936,875	5,109		941,984

Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Industrials	—	—	—	(a)	—	(a)

Total Warrants	—	—	—	(a)	—	(a)

Short-Term Investments
Investment Company	464,673	—	—		464,673
U.S. Treasury Obligation	—	2,315	—		2,315

Total Investments in Securities	$513,141	$9,943,947	$158,966		$10,616,054

Appreciation in Other Financial Instruments
Swaps	$—	$47	$—		$47

Inflation Managed Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$85,799	$21,620		$107,421
Collateralized Mortgage Obligations
Agency CMO	—	299,421	645		300,066
Non-Agency CMO	—	13,827	132		13,959

Total Collateralized Mortgage Obligations	—	313,248	777		314,025

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	323

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

Inflation Managed Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$40,652	$2,680	$43,332
Corporate Bonds
Consumer Discretionary	—	30,286	—	30,286
Consumer Staples	—	29,288	—	29,288
Energy	—	34,819	—	34,819
Financials	—	162,393	—	162,393
Health Care	—	21,144	—	21,144
Industrials	—	39,631	2,898	42,529
Information Technology	—	22,822	—	22,822
Materials	—	18,169	—	18,169
Telecommunication Services	—	18,202	—	18,202
Utilities	—	55,708	—	55,708

Total Corporate Bonds	—	432,462	2,898	435,360

Foreign Government Securities	—	3,904	—	3,904
Mortgage Pass-Through Securities	—	118,187	—	118,187
Supranational	—	665	—	665
U.S. Government Agency Securities	—	327,261	—	327,261
U.S. Treasury Obligations	—	341,519	—	341,519
Short-Term Investment
Investment Company	56,748	—	—	56,748

Total Investments in Securities	$56,748	$1,663,699	$27,975	$1,748,422

Appreciation in Other Financial Instruments
Swaps	$—	$1,908	$—	$1,908

Depreciation in Other Financial Instruments
Swaps	$—	$(12,419)	$—	$(12,419)

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$90,217	$82,162	$172,379
Collateralized Mortgage Obligations
Agency CMO	—	334,929	1,610	336,539
Non-Agency CMO	—	73,066	12,536	85,602

Total Collateralized Mortgage Obligations	—	407,995	14,146	422,141

Commercial Mortgage-Backed Securities	—	46,572	6,272	52,844
Corporate Bonds
Consumer Discretionary	—	7,030	—	7,030
Energy	—	11,291	—	11,291
Financials	—	58,373	—	58,373
Health Care	—	3,109	—	3,109
Information Technology	—	4,821	—	4,821
Materials	—	2,028	—	2,028
Telecommunication Services	—	3,604	—	3,604
Utilities	—	4,710	—	4,710

Total Corporate Bonds	—	94,966	—	94,966

324	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

Limited Duration Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mortgage Pass-Through Securities	$—	$43,694	$—	$43,694
Municipal Bonds	—	874	—	874
U.S. Treasury Obligations	—	35,034	—	35,034
Short-Term Investments
Certificate of Deposit	—	3,501	—	3,501
Investment Company	91,096	—	—	91,096

Total Investments in Securities	$91,096	$722,853	$102,580	$916,529

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$9,071	$69,432	$78,503
Collateralized Mortgage Obligations
Agency CMO	—	933,818	5,661	939,479
Non-Agency CMO	—	322,374	88,044	410,418

Total Collateralized Mortgage Obligations	—	1,256,192	93,705	1,349,897

Commercial Mortgage-Backed Securities	—	72,236	32,030	104,266
Mortgage Pass-Through Securities	—	944,741	—	944,741
U.S. Treasury Obligations	—	8,316	—	8,316
Loan Assignments
Financials	—	—	8,403	8,403
Short-Term Investment
Investment Company	37,703	—	—	37,703

Total Investments in Securities	$37,703	$2,290,556	$203,570	$2,531,829

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$569,421	$314,220	$883,641
Collateralized Mortgage Obligations
Agency CMO	—	683,325	6,685	690,010
Non-Agency CMO	—	125,357	7,409	132,766

Total Collateralized Mortgage Obligations	—	808,682	14,094	822,776

Commercial Mortgage-Backed Securities	—	412,351	87,481	499,832
Corporate Bonds
Consumer Discretionary	—	117,771	—	117,771
Consumer Staples	—	101,037	—	101,037
Energy	—	188,105	—	188,105
Financials	—	1,233,163	—	1,233,163
Health Care	—	106,377	—	106,377
Industrials	—	101,145	—	101,145
Information Technology	—	101,479	—	101,479
Materials	—	79,971	—	79,971
Telecommunication Services	—	88,790	—	88,790
Utilities	—	110,712	—	110,712

Total Corporate Bonds	—	2,228,550	—	2,228,550

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	325

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

Short Duration Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Foreign Government Securities	$—	$39,041	$—		$39,041
Mortgage Pass-Through Securities	—	505,561	—		505,561
Supranational	—	3,285	—		3,285
U.S. Government Agency Securities	—	740,692	—		740,692
U.S. Treasury Obligations	—	5,464,570	—		5,464,570
Loan Assignments
Financials	—	—	25,703		25,703
Short-Term Investment
Investment Company	29,536	—	—		29,536

Total Investments in Securities	$29,536	$10,772,153	$441,498		$11,243,187

Short Duration High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Corporate Bonds
Consumer Discretionary	$—	$49,973	$—		$49,973
Consumer Staples	—	11,523	—		11,523
Energy	—	17,260	—		17,260
Financials	—	9,259	—		9,259
Health Care	—	15,022	—		15,022
Industrials	—	27,053	2,440		29,493
Information Technology	—	10,565	—		10,565
Materials	—	28,424	—		28,424
Telecommunication Services	—	26,058	—		26,058
Utilities	—	4,283	—		4,283

Total Corporate Bonds	—	199,420	2,440		201,860

Preferred Securities
Financials	—	6,324	—		6,324
Preferred Stocks
Financials	629	861	—		1,490
Loan Assignments
Consumer Discretionary	—	31,061	—		31,061
Consumer Staples	—	16,444	—		16,444
Energy	—	9,183	—		9,183
Financials	—	3,038	—		3,038
Health Care	—	4,761	—		4,761
Industrials	—	10,353	—		10,353
Information Technology	—	3,708	—		3,708
Materials	—	7,762	—		7,762
Telecommunication Services	—	2,212	—		2,212
Utilities	—	5,479	—		5,479

Total Loan Assignments	—	94,001	—		94,001

Short-Term Investment
Investment Company	13,615	—	—		13,615

Total Investments in Securities	$14,244	$300,606	$2,440	*	$317,290

326	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

Short Duration High Yield Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5

*	Level 3 securities are valued by brokers and pricing services. At August 31, 2014, the value of these securities was approximately $2,440,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Treasury & Agency Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
U.S. Government Agency Securities	$—	$157,589	$3,619		$161,208
Short-Term Investment
Investment Company	1,793	—	—		1,793

Total Investments in Securities	$1,793	$157,589	$3,619	*	$163,001

*	Level 3 securities are valued by brokers and pricing services. At August 31, 2014, the value of these securities was approximately $3,619,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the six months ended August 31, 2014.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of 02/28/14	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
Asset-Backed Securities	$650,884	$56	$(429)	$182	$497,329	$(194,000)	$—	$(22,859)	$931,163
Collateralized Mortgage Obligations — Agency CMO	17,390	(4)	1,175	(4,630)	14,905	(789)	12,164	(13,076)	27,135
Collateralized Mortgage Obligations — Non-Agency CMO	290,234	—	(3,408)	3,180	2,216	(17,304)	9,136	(1,663)	282,391
Commercial Mortgage-Backed Securities	192,030	—	2,184	(11,877)	22,289	(26,471)	—	(2,648)	175,507
Corporate Bonds —Industrials	25,364	—	(24)	(6)	—	(801)	249	—	24,782
Loan Assignments — Financials	102,868	—	(41)	— (a)	69,881	(66,379)	—	—	106,329

Total	$1,278,770	$52	$(543)	$(13,151)	$606,620	$(305,744)	$21,549	$(40,246)	$1,547,307

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	327

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

Core Plus Bond Fund	Balance as of 02/28/14		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
Asset-Backed Securities	$107,666		$328		$316	$33	$104,332	$(25,849)	$—	$(5,294)	$181,532
Collateralized Mortgage Obligations — Agency CMO	5,970		—	(a)	(4)	(141)	—	—	428	(5,799)	454
Collateralized Mortgage Obligations — Non-Agency CMO	39,237		—		512	333	1,609	(2,010)	1,805	(570)	40,916
Commercial Mortgage-Backed Securities	32,927		—		538	(2,437)	35,632	(2,052)	—	(458)	64,150
Common Stocks — Consumer Discretionary	319		2		(49)	—	—	(4)	—	—	268
Common Stocks — Financials	191		—		—	—	—	—	—	—	191
Common Stocks — Industrials	8		—		(2)	—	—	—	—	—	6
Common Stocks — Materials	1,091		—		143	—	—	—	—	—	1,234
Convertible Bonds — Consumer Discretionary	—	(b)	—		—	—	—	—	—	—	—	(b)
Convertible Bonds — Financials	829		539		(452)	—	37	(953)	—	—	—
Corporate Bonds — Consumer Discretionary	222		—		—	—	1	(5)	—	—	218
Corporate Bonds — Financials	76		—		—	—	—	—	—	—	76
Corporate Bonds — Industrials	7,715		(476)		339	9	—	(1,009)	173	—	6,751
Corporate Bonds — Materials	2,043		—		(37)	7	—	(224)	—	—	1,789
Corporate Bonds — Utilities	6		—		(6)	—	—	—	—	—	—
Foreign Government Securities	217		3		33	—	—	(253)	—	—	—
Loan Assignments — Consumer Discretionary	45		—		(23)	—	—	—	—	—	22
Loan Assignments — Financials	6,364		—		8	—	3,948	(5,584)	—	—	4,736
Preferred Stocks — Materials	—	(b)	—		—	—	—	—	—	—	—	(b)
U.S. Government Agency Securities	391		—		(4)	—	—	(44)	—	—	343
Warrants — Consumer Discretionary	—	(b)	—		—	—	—	—	—	—	—	(b)
Warrants — Industrials	—	(b)	—		—	—	—	—	—	—	—	(b)

	$205,317		$396		$1,312	$(2,196)	$145,559	$(37,987)	$2,406	$(12,121)	$302,686

High Yield Fund	Balance as of 02/28/14		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
Asset-Backed Securities	$6,913		$(72)	$(268)	$15	$—	$(667)	$—	$—	$5,921
Common Stocks — Consumer Discretionary	1,752		—	(42)	—	—	—	—	—	1,710
Common Stocks — Financials	2,882		—	—	—	—	—	—	—	2,882
Common Stocks — Industrials	213		—	(51)	—	—	—	—	—	162
Common Stocks — Information Technology	—	(b)	—	—	—	—	— (b)	—	—	—
Common Stocks — Materials	22,095		—	2,893	—	—	—	—	—	24,988
Convertible Bonds — Consumer Discretionary	—	(b)	—	—	—	—	—	—	—	—	(b)
Convertible Bonds — Financials	12,418		8,072	(6,773)	—	564	(14,281)	—	—	—
Corporate Bonds — Consumer Discretionary	3,526		—	—	—	14	(92)	—	—	3,448
Corporate Bonds — Financials	8,765		—	91	9	—	(596)	—	—	8,269
Corporate Bonds — Health Care	421		—	(420)	—	—	—	—	—	1
Corporate Bonds — Industrials	115,456		1,903	(2,021)	196	2,096	(26,383)	—	—	91,247

328	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

High Yield Fund	Balance as of 02/28/14		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Corporate Bonds — Materials	$16,911		$—	$(315)	$54	$—	$(1,438)	$—	$—	$15,212
Corporate Bonds — Utilities	500		—	(484)	—	—	—	—	—	16
Loan Assignments — Consumer Discretionary	5,261		—	(168)	16	—	—	—	—	5,109
Preferred Stocks — Consumer Discretionary	—	(a)	—	1	—	—	—	—	—	1
Preferred Stocks — Information Technology	—	(b)	—	—	—	—	— (b)	—	—	—
Preferred Stocks — Materials	—	(b)	—	—	—	—	—	—	—	—	(b)
Warrants — Consumer Discretionary	—	(b)	—	—	—	—	—	—	—	—	(b)
Warrants — Industrials	—	(b)	—	—	—	—	—	—	—	—	(b)

	$197,113		$9,903	$(7,557)	$290	$2,674	$(43,457)	$—	$—	$158,966

Inflation Managed Bond Fund	Balance as of 02/28/14	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
Asset-Backed Securities	$9,366	$—	$7	$3	$13,944	$(1,700)	$—	$—	$21,620
Collateralized Mortgage Obligations — Agency CMO	—	—	1	— (a)	656	(12)	—	—	645
Collateralized Mortgage Obligations — Non-Agency CMO	—	—	(2)	— (a)	—	(11)	145	—	132
Commercial Mortgage-Backed Securities	3,107	—	52	(111)	—	(368)	—	—	2,680
Corporate Bonds — Industrials	2,972	—	9	(1)	—	(82)	—	—	2,898

	$15,445	$—	$67	$(109)	$14,600	$(2,173)	$145	$—	$27,975

Limited Duration Bond Fund	Balance as of 02/28/14	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
Asset-Backed Securities	$63,438	$—	$982	$26	$22,399	$(8,656)	$3,973	$—	$82,162
Collateralized Mortgage Obligations — Agency CMO	36	—	925	(1,011)	1,481	(130)	344	(35)	1,610
Collateralized Mortgage Obligations — Non-Agency CMO	12,792	141	140	13	4,778	(5,414)	86	—	12,536
Commercial Mortgage-Backed Securities	299	—	318	—	6,000	(345)	—	—	6,272

	$76,565	$141	$2,365	$(972)	$34,658	$(14,545)	$4,403	$(35)	$102,580

Mortgage-Backed Securities Fund	Balance as of 02/28/14	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
Asset-Backed Securities	$88,417	$95	$461	$(754)	$8,308	$(24,579)	$—	$(2,516)	$69,432
Collateralized Mortgage Obligations — Agency CMO	7,120	(1)	175	(1,300)	—	(17)	3,287	(3,603)	5,661
Collateralized Mortgage Obligations — Non-Agency CMO	92,226	—	(388)	(103)	311	(5,411)	2,521	(1,112)	88,044
Commercial Mortgage-Backed Securities	34,311	—	848	(920)	3,842	(5,445)	—	(606)	32,030
Loan Assignments — Financials	12,857	—	18	—	2,570	(7,042)	—	—	8,403

	$234,931	$94	$1,114	$(3,077)	$15,031	$(42,494)	$5,808	$(7,837)	$203,570

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	329

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

Short Duration Bond Fund	Balance as of 02/28/14	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
Asset-Backed Securities	$225,473	$(36)	$(182)	$60		$152,473	$(64,201)	$633	$—	$314,220
Collateralized Mortgage Obligations — Agency CMO	6,931	—	13	—	(a)	7,106	(434)	—	(6,931)	6,685
Collateralized Mortgage Obligations — Non-Agency CMO	9,476	—	12	1		—	(2,083)	3	—	7,409
Commercial Mortgage-Backed Securities	116,992	(2)	(15)	(16)		—	(29,478)	—	—	87,481
Loan Assignments — Financials	20,067	—	(28)	—	(a)	22,477	(16,813)	—	—	25,703

	$378,939	$(38)	$(200)	$45		$182,056	$(113,009)	$636	$(6,931)	$441,498

Short Duration High Yield Fund	Balance as of 02/28/14	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases(1)	Sales(2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
Corporate Bonds — Industrials	$2,953	$1	$(13)	$(19)	$465	$(947)	$—	$—	$2,440

Treasury & Agency Fund	Balance as of 02/28/14	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 08/31/14
Investments in Securities
U.S. Government Agency Securities	$4,136	$—	$(45)	$(8)	$—	$(464)	$—	$—	$3,619

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2014, which were valued using significant unobservable inputs (Level 3) were as follows (amounts in thousands):

Core Bond Fund	$125
Core Plus Bond Fund	983
High Yield Fund	(807)
Inflation Managed Bond Fund	67
Limited Duration Bond Fund	1,404
Mortgage-Backed Securities Fund	1,232
Short Duration Bond Fund	(312)
Short Duration High Yield Fund	(13)
Treasury & Agency Fund	(45)

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates in the Statements of Operations.

330	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

Core Bond Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$500,019	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 17.31% (1.22%)
			Constant Default Rate	0.00% - 30.00% (13.84%)
			Yield (Discount Rate of Cash Flows)	0.00% - 6.95% (2.83%)

Asset-Backed Securities	500,019

	193,099	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.77% (5.02%)
			Constant Default Rate	0.00% - 50.00% (2.97%)
			PSA Prepayment Model	144.00% - 1,085.00% (424.97%)
			Yield (Discount Rate of Cash Flows)	(150.74%) - 77.63% (4.44%)

Collateralized Mortgage Obligations	193,099

	85,470	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (58.09%)
			Yield (Discount Rate of Cash Flows)	(5.56%) - 7.13% (1.87%)

Commercial Mortgage-Backed Securities	85,470

Total	$778,588

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services that have inputs that are not readily available or cannot be reasonably estimated. These securities’ inputs are generally described in Note 2.A. At August 31, 2014, the value of these securities was approximately $768,718,000. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Core Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$6	Terms of Plan of Reorganization	Discount for lack of marketability (a)	25% (N/A)
	—	Market Comparable Companies	Discount for lack of marketability (a)	10% (N/A)

Common Stock	6

	—	Discounted Cash Flow (c)	Discount for lack of marketability (a)	10% (N/A)

Preferred Stock	—

	312	Market Comparable Companies	EBITDA Multiple (b)	6.80x (6.80X)
			Discount for lack of marketability (a)	10% (N/A)

Corporate Bond	312

	116,883	Discounted Cash Flow	Liquidity Discount	4.50% - 5.00% (4.75%)
			Implied Spread to Index	2.00% - 2.50% (2.25%)
			Constant Prepayment Rate	0.00% - 30.00% (10.02%)
			Constant Default Rate	0.00% - 30.00% (1.35%)
			Yield (Discount Rate of Cash Flows)	0.00% - 6.95% (3.11%)

Asset-Backed Securities	116,883

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	331

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$33,928	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.77% (4.57%)
			Constant Default Rate	0.00% - 50.00% (3.70%)
			PSA Prepayment Model	331.00% - 1,085.00% (496.89%)
			Yield (Discount Rate of Cash Flows)	0.00% - 23.16% (4.91%)

Collateralized Mortgage Obligations	33,928

	55,136	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (28.63%)
			Yield (Discount Rate of Cash Flows)	(5.56%) - 6.24% (3.18%)

Collateralized Mortgage-Backed Securities	55,136

Warrants	—	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$206,265

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services that have inputs that are not readily available or cannot be reasonably estimated. These securities’ inputs are generally described in Note 2.A. At August 31, 2014, the value of these securities was approximately $96,421,000. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/14		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$162		Terms of Plan of Reorganization	Discount for lack of marketability (a)	25% (N/A)
	—		Market Comparable Companies	Discount for lack of marketability (a)	10% (N/A)

Common Stock	162

	—	(c)	Market Comparable Companies	Discount for lack of marketability (a)	10% (N/A)

Preferred Stock	—	(c)

	4,053		Market Comparable Companies	EBITDA Multiple (b)	6.80x (6.80x)
				Discount for lack of marketability (a)	10.00% (N/A)
				Probability of Default	99.99% (N/A)

Corporate Bond	4,053

	5,921		Discounted Cash Flow	Liquidity Discount	4.50% - 5.00% (4.75%)
				Implied Spread to Index	2.00% - 2.50% (2.25%)
				Constant Prepayment Rate	2.00% N/A)
				Constant Default Rate	7.00% (N/A)
				Yield (Discount Rate of Cash Flows)	3.74% (N/A)

Asset-Backed Securities	5,921

Warrants	—		Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$10,136

#

The table above does not include certain Level 3 securities that are valued by brokers and pricing services that have inputs that are not readily available or cannot be reasonably estimated. These securities’ inputs are generally described in Note 2.A. At August 31, 2014, the value of these

332	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

securities was approximately $148,830,000. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Inflation Managed Bond Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$11,504	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 15.00% (0.81%)
			Constant Default Rate	0.00% - 28.00% (17.84%)
			Yield (Discount Rate of Cash Flows)	0.00% - 4.27% (2.78%)

Asset-Backed Securities	11,504

	777	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 8.00% (1.36%)
			Constant Default Rate	0.00% - 0.25% (0.04%)
			Yield (Discount Rate of Cash Flows)	1.11% - 4.27% (1.65%)

Collateralized Mortgage Obligations	777

	562	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	(5.15%) - (1.78%) ((3.98%))

Commercial Mortgage-Backed Securities	562

Total	$12,843

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services that have inputs that are not readily available or cannot be reasonably estimated. These securities’ inputs are generally described in Note 2.A. At August 31, 2014, the value of these securities was approximately $15,132,000. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Limited Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$65,290	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 15.00% (2.21%)
			Constant Default Rate	0.00% - 30.00% (13.80%)
			Yield (Discount Rate of Cash Flows)	0.00% - 13.16% (3.86%)

Asset-Backed Securities	65,290

	14,146	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (7.84%)
			Constant Default Rate	0.00% - 11.69% (0.60%)
			PSA Prepayment Model	251.10% - 385.00% (354.49%)
			Yield (Discount Rate of Cash Flows)	0.54% - 15.96% (3.11%)

Collateralized Mortgage Obligations	14,146

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	333

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$6,272	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 2.00% (0.00%)
			Constant Default Rate	0.00% - 6.00% (0.22%)
			Yield (Discount Rate of Cash Flows)	3.96% - 63.09% (4.09%)

Commercial Mortgage-Backed Securities	6,272

Total	$85,708

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services that have inputs that are not readily available or cannot be reasonably estimated. These securities’ inputs are generally described in Note 2.A. At August 31, 2014, the value of these securities was approximately $16,872,000. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Mortgage-Backed Securities Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$50,200	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 17.15% (2.16%)
			Constant Default Rate	0.00% - 25.00% (4.51%)
			Yield (Discount Rate of Cash Flows)	0.00% - 6.95% (2.81%)

Asset-Backed Securities	50,200

	68,086	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.77% (5.29%)
			Constant Default Rate	0.00% - 50.00% (4.57%)
			PSA Prepayment Model	144.00% - 1,085.00% (436.20%)
			Yield (Discount Rate of Cash Flows)	(150.74%) - 77.63% (4.93%)

Collateralized Mortgage Obligations	68,086

	8,393	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (60.26%)
			Yield (Discount Rate of Cash Flows)	(4.99%) - 7.13% (2.37%)

Commercial Mortgage-Backed Securities	8,393

Total	$126,679

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services that have inputs that are not readily available or cannot be reasonably estimated. These securities’ inputs are generally described in Note 2.A. At August 31, 2014, the value of these securities was approximately $76,891,000. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Short Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$166,208	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 15.00% (0.73%)
			Constant Default Rate	0.00% - 30.00% (16.25%)
			Yield (Discount Rate of Cash Flows)	0.00% - 8.77% (2.63%)

Asset-Backed Securities	166,208

334	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Fair Value at 8/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$6,688	Discounted Cash Flow	PSA Prepayment Model	251.10% (N/A)
			Yield (Discount Rate of Cash Flows)	0.64% - 1.38% (0.83%)

Collateralized Mortgage Obligations	6,688

	48,147	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (13.33%)
			Yield (Discount Rate of Cash Flows)	0.65% - 7.13% (2.11%)

Commercial Mortgage-Backed Securities	48,147

Total	$221,043

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services that have inputs that are not readily available or cannot be reasonably estimated. These securities’ inputs are generally described in Note 2.A. At August 31, 2014, the value of these securities was approximately $220,455,000. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of August 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of August 31, 2014 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$344,660	1.4%
Core Plus Bond Fund	52,374	1.9
High Yield Fund	67,789	0.6
Limited Duration Bond Fund	5,463	0.6
Mortgage-Backed Securities Fund	50,476	2.0
Short Duration Bond Fund	72,127	0.6

C. Loan Assignments — Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration High Yield Fund invest in loan assignments of all or a portion of the loans. When the Funds purchase a loan assignment the Funds have direct rights against the borrower on a loan provided, however, the Funds’ rights may be more limited than the lender from which they acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the Borrower (“Intermediate Participant”) and any other persons interpositioned between the Funds and the Borrower. Although certain loan assignments are secured by collateral, the Funds could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

At August 31, 2014, Short Duration High Yield Fund had investments in Loan Assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Credit Suisse	6.3%
Deutsche Bank	5.1

D. Unfunded Commitments — Core Bond Fund, Core Plus Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	335

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

demand. Commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statements of Assets and Liabilities. The Funds segregate security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At August 31, 2014, the following Funds had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the option of the borrower (amounts in thousands):

Core Bond Fund

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
FiveTen Group Holdings Ltd. (i)	Revolving Loan	4/14/2015	0.50%	4.50%	$6,747	$6,713	$12,253	$13,187	$19,000	$19,900
Invitation Homes (i)	Revolving Loan	3/15/2015	0.50	3.75	1,454	1,447	16,714	16,631	18,168	18,078
Progress Residential LP (i)	Revolving Loan	9/4/2015	0.50	3.73	19,840	19,741	39,160	38,964	59,000	58,705
Tricon Capital Group Inc. (i)	Revolving Loan	6/3/2015	0.50	4.10	20,764	20,660	37,736	37,547	58,500	58,207

Total					$48,805	$48,561	$105,863	$106,329	$154,668	$154,890

Core Bond Plus Fund
	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
Invitation Homes (i)	Revolving Loan	3/15/2015	0.50%	3.75%	$125	$124	$1,441	$1,434	$1,566	$1,558
Progress Residential LP (i)	Revolving Loan	9/4/2015	0.50	3.73	1,681	1,673	3,319	3,302	5,000	4,975

Total					$1,806	$1,797	$4,760	$4,736	$6,566	$6,533

Mortgage-Backed Securities Fund
	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
FiveTen Group Holdings Ltd. (i)	Revolving Loan	4/14/2015	0.50%	4.50%	$843	$839	$1,657	$1,648	$2,500	$2,487
Invitation Homes (i)	Revolving Loan	3/15/2015	0.50	3.75	251	249	2,882	2,867	3,133	3,116
Progress Residential LP (i)	Revolving Loan	9/4/2015	0.50	3.73	672	669	1,327	1,321	1,999	1,990
Tricon Capital Group Inc. (i)	Revolving Loan	6/3/2015	0.50	4.10	1,420	1,413	2,580	2,567	4,000	3,980

Total					$3,186	$3,170	$8,446	$8,403	$11,632	$11,573

Short Duration Bond Fund
	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
Invitation Homes (i)	Revolving Loan	3/15/2015	0.50%	3.75%	$251	$250	$2,882	$2,867	$3,133	$3,117
Progress Residential LP (i)	Revolving Loan	9/4/2015	0.50	3.73	6,725	6,691	13,275	13,208	20,000	19,899
Tricon Capital Group Inc. (i)	Revolving Loan	6/3/2015	0.50	4.10	5,324	5,297	9,676	9,628	15,000	14,925

Total					$12,300	$12,238	$25,833	$25,703	$38,133	$37,941

(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

E. Derivatives — Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund and Short Duration High Yield Fund use instruments including futures, forward foreign currency exchange contracts, swaps and other derivatives, in connection with their respective investment strategies.

336	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund, and Short Duration High Yield Fund also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Funds.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1). Futures — Core Plus Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. Core Plus Bond Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

(2). Swaps — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund engage in various swap transactions, including interest rate and credit default swaps, to provide inflation protection and to manage credit risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	337

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

These Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

Inflation Managed Bond Fund’s swap contracts at net value and collateral posted or received by counterparty as of August 31, 2014 is as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Inflation Managed Bond Fund	Collateral Posted	BNP Paribas	$(1,439)	$1,050
		Credit Suisse International	(1,043)	520
		Deutsche Bank AG	(2,912)	2,800
		Morgan Stanley Capital Services	(3,986)	3,280
		Royal Bank of Scotland	(1,948)	1,520

	Collateral Received	Citibank, N.A.	$985	$(1,348)
		Morgan Stanley Capital Services	—	(603)

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Funds’ swap contracts are subject to master netting arrangements.

Credit Default Swaps

Core Plus Bond Fund and High Yield Fund enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Inflation-Linked Swaps

Core Plus Bond Fund and Inflation Managed Bond Fund use inflation-linked swaps to provide inflation protection within their portfolios.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

(3). Forward Foreign Currency Exchange Contracts

Core Plus Bond Fund and Short Duration High Yield Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

338	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of August 31, 2014, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of August 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Core Plus Bond Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$965	$—	$—	$965
Foreign exchange contracts	Receivables	—	192	—	192

Total		$965	$192	$—	$1,157

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(332)	—	(14)	(346)
Foreign exchange contracts	Payables		(99)	—	(99)

Total		$(332)	$(99)	$(14)	$(445)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to/from brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin payables/receivables from/to brokers.

The following table presents the value of derivatives held as of August 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

High Yield Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Centrally Cleared Swaps (a)
Credit contracts	Receivables	$4,478

(a)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin payables/receivables from/to brokers.

The following table presents the value of derivatives held as of August 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Inflation Managed Bond Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		OTC Swaps
Interest rate contracts	Receivables	$1,908

Gross Liabilities:
Interest rate contracts	Payables	$(12,419)

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	339

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty, net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2014 (amounts in thousands):

Inflation Managed Bond Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received		Net Amount Due From Counterparty (not less than zero)
Barclays Bank plc	$12	$(12)	$—		$—
BNP Paribas	245	(245)	—		—
Citibank, N.A.	1,493	(508)	(985	)(b)	—
Deutsche Bank AG, New York	150	(150)	—		—
Goldman Sachs International	8	(8)	—		—

Total	$1,908	$(923)	$985		$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$154	$(12)	$—		$142
BNP Paribas	1,684	(245)	(1,439	)(b)	—
Citibank, N.A.	508	(508)	—		—
Credit Suisse International	1,043	—	(1,043	)(b)	—
Deutsche Bank AG, New York	3,062	(150)	(2,912	)(b)	—
Goldman Sachs International	34	(8)	—		26
Morgan Stanley Capital Services	3,986	—	(3,986	)(b)	—
Royal Bank of Scotland	1,948	—	(1,948	)(b)	—

Total	$12,419	$(923)	$(11,328)		$168

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.E.(2). for actual collateral received or posted.

The following table presents the value of derivatives held as of August 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Short Duration High Yield Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Liabilities:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$5

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2014, by primary underlying risk exposure (amounts in thousands):

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$3,643	$—	$—	$3,643
Foreign exchange contracts	—	(110)	—	(110)

340	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$245	$245

Total	$3,643	$(110)	$245	$3,778

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$636	$—	$—	$636
Foreign exchange contracts	—	65	—	65
Credit contracts	—	—	(14)	(14)

Total	$636	$65	$(14)	$687

High Yield Fund

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Swaps
Interest rate contracts	$47

Inflation Managed Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Swaps
Interest rate contracts	$1,520

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Swaps
Interest rate contracts	$2,480

Short Duration High Yield Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$1

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$6

The Funds’ derivatives contracts held at August 31, 2014 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, foreign currency exchange contracts and swaps activity during the six months ended August 31, 2014 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond Fund	High Yield Fund	Inflation Managed Bond Fund	Short Duration High Yield Fund
Futures Contracts:
Average Notional Balance Long	$65,561	$—	$—	$—
Average Notional Balance Short	121,902	—	—	—
Ending Notional Balance Long	86,739	—	—	—
Ending Notional Balance Short	130,601	—	—	—

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	341

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

	Core Plus Bond Fund	High Yield Fund		Inflation Managed Bond Fund	Short Duration High Yield Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$2,011	$—		$—	$167	(b)
Average Settlement Value Sold	11,802	—		—	189
Ending Settlement Value Purchased	1,818	—		—	—
Ending Settlement Value Sold	11,594	—		—	410

Credit Default Swaps:
Average Notional Balance — Buy Protection	—	—		—	—
Average Notional Balance — Sell Protection	—	50,000	(a)	—	—
Ending Notional Balance — Buy Protection	—	—		—	—
Ending Notional Balance — Sell Protection	—	50,000		—	—

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	7,857	—		975,429	—
Ending Notional Balance — Pays Fixed Rate	5,000	—		1,054,000	—

(a)	For the period from August 1, 2014 to August 31, 2014.
(b)	For the period from April 1, 2014 to April 30, 2014.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. When Issued Securities and Forward Commitments — The Funds may purchase when issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. The purchase of securities on a when issued or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued or forward commitment basis is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when issued or forward commitments.

H. Offering and Organizational Costs — Total offering costs of approximately $92,000 paid in connection with the offering of shares of the Short Duration High Yield Fund were amortized on a straight line basis over 12 months from the date it commenced operations. Costs paid in connection with the organization of the Short Duration High Yield Fund, if any, were recorded as an expense at the time it commenced operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

342	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Inflation Managed Bond Fund	0.35
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short Duration High Yield Fund	0.50
Treasury & Agency Fund	0.30

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class R2
0.25%	0.75%	0.75%	0.50%

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	343

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund purchased prior to September 3, 2013) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Core Bond Fund	$256		$3
Core Plus Bond Fund	146		—	(a)
Government Bond Fund	7		—	(a)
High Yield Fund	87		1
Inflation Managed Bond Fund	1		—
Limited Duration Bond Fund	8		—	(a)
Mortgage-Backed Securities Fund	7		—
Short Duration Bond Fund	28		—
Short Duration High Yield Fund	1		—
Treasury & Agency Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Inflation Managed Bond Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Short Duration High Yield Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Core Bond Fund	0.75%	1.40%	1.40%	1.00%	0.45%	0.40%	n/a	0.58%
Core Plus Bond Fund	0.75	1.40	1.40	1.15	n/a	0.40	0.49%	0.65
Government Bond Fund	0.75	1.48	1.48	1.00	n/a	n/a	n/a	0.48

344	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
High Yield Fund ^	1.00%	1.60%	1.60%	1.35%	0.80%	0.75%	n/a	0.85%
Inflation Managed Bond Fund	0.75	n/a	1.40	1.00	0.55	0.50	n/a	0.60
Limited Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	0.25	n/a	0.45
Mortgage-Backed Securities Fund	0.65	n/a	1.15	n/a	n/a	0.25	n/a	0.40
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	0.30	n/a	0.55
Short Duration High Yield Fund	0.90	n/a	1.40	n/a	n/a	0.50	n/a	0.65
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	n/a	n/a	0.45

^	Prior to September 1, 2013, the contractual expense limitation for Class A Shares of High Yield Fund was 1.10%.

Except as noted above, the expense limitation agreements were in effect for the six months ended August 31, 2014 and are in place until at least June 30, 2015.

For the six months ended August 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Core Bond Fund	$4,966	$3,471	$7,684	$16,121	$—
Core Plus Bond Fund	363	256	290	909	—
Government Bond Fund	391	229	1,541	2,161	—
High Yield Fund	2,584	1,416	7,045	11,045	—
Inflation Managed Bond Fund	147	94	959	1,200	—
Limited Duration Bond Fund	493	170	209	872	—
Mortgage-Backed Securities Fund	2,782	592	602	3,976	109
Short Duration Bond Fund	2,987	1,963	—	4,950	—
Short Duration High Yield Fund	198	48	104	350	—
Treasury & Agency Fund	85	35	138	258	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended August 31, 2014 were as follows (amounts in thousands):

Core Bond Fund	$1,024
Core Plus Bond Fund	52
Government Bond Fund	28
High Yield Fund	322
Inflation Managed Bond Fund	46
Limited Duration Bond Fund	94
Mortgage-Backed Securities Fund	11
Short Duration Bond Fund	22
Short Duration High Yield Fund	13
Treasury & Agency Fund	—	(a)

(a)	Amount rounds to less than $1,000.

H. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	345

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

During the six months ended August 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$1,686,646	$1,618,889	$947,925	$194,647
Core Plus Bond Fund	556,777	325,140	6,021	6,123
Government Bond Fund	11,339	157,869	80,604	113,570
High Yield Fund	2,638,398	3,072,056	—	—
Inflation Managed Bond Fund	351,978	242,759	130,044	31,034
Limited Duration Bond Fund	213,070	83,184	—	—
Mortgage-Backed Securities Fund	31,313	330,371	1,858	351
Short Duration Bond Fund	1,052,907	1,234,343	1,384,193	867,916
Short Duration High Yield Fund	152,463	87,453	—	—
Treasury & Agency Fund	—	2,012	27,864	35,467

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$23,604,015	$978,937	$84,839	$894,098
Core Plus Bond Fund	2,632,338	116,856	28,771	88,085
Government Bond Fund	1,251,316	82,479	9,674	72,805
High Yield Fund	10,246,261	513,380	143,587	369,793
Inflation Managed Bond Fund	1,729,236	27,650	8,464	19,186
Limited Duration Bond Fund	919,278	7,602	10,351	(2,749)
Mortgage-Backed Securities Fund	2,459,603	91,643	19,417	72,226
Short Duration Bond Fund	11,191,648	74,723	23,184	51,539
Short Duration High Yield Fund	317,699	1,467	1,876	(409)
Treasury & Agency Fund	162,621	742	362	380

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 28, 2014, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Government Bond Fund	$1,283	$3,942
Inflation Managed Bond Fund	5,776	—
Limited Duration Bond Fund	—	4,399

346	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

At February 28, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Core Plus Bond Fund	$26,467	$150,534	$81,061	$—	$—	$258,062	*
Limited Duration Bond Fund	2,757	4,374	42,572	10,532	6,963	67,198

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2014, or at anytime during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Short Duration Bond Fund, Short Duration High Yield Fund and Treasury & Agency Fund.

In addition, as of August 31, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Core Bond Fund	—%	19.21%
Core Plus Bond Fund	44.28	—
High Yield Fund	—	10.85
Inflation Managed Bond Fund	25.05	12.58
Limited Duration Bond Fund	49.10	—

Additionally, Government Bond Fund, High Yield Fund, Inflation Managed Bond Fund and Short Duration Bond Fund have shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the applicable Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The High Yield Fund, Short Duration High Yield Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield investments that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	347

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (Unaudited) (continued)

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Certain Funds invest in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Fund, Short Duration High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage related securities, including securities backed by sub-prime mortgages.

The High Yield Fund and the Short Duration High Yield Fund may invest up to 100% of the Fund’s total assets in below investment grade securities or unrated securities that JPMIM deems to be of equivalent quality. Such securities may include so called “distressed debt”.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

8. Transfers-In-Kind

On October 28, 2013, certain shareholders of Core Bond Fund sold shares and Core Bond Fund delivered portfolio securities primarily by means of a redemption-in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Value	Realized Gains (Losses)	Type
Select Class	$2,585,600	$111,895	Redemption-in-kind

348	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2014, and continued to hold your shares at the end of the reporting period, August 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$1,021.80	$3.77	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class B
Actual	1,000.00	1,019.30	7.07	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class C
Actual	1,000.00	1,019.10	7.07	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R2
Actual	1,000.00	1,021.40	5.04	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,024.20	2.24	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	1,024.50	1.99	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Select Class
Actual	1,000.00	1,023.50	2.91	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57

Core Plus Bond Fund
Class A
Actual	1,000.00	1,029.80	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	349

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Core Plus Bond Fund (continued)
Class B
Actual	$1,000.00	$1,027.50	$7.15	1.40%
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	1,026.30	7.15	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R2
Actual	1,000.00	1,028.00	5.88	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class R6
Actual	1,000.00	1,031.60	2.05	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40
Institutional Class
Actual	1,000.00	1,031.30	2.51	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Select Class
Actual	1,000.00	1,031.60	3.33	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

Government Bond Fund
Class A
Actual	1,000.00	1,017.70	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,014.60	7.52	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class C
Actual	1,000.00	1,013.90	7.51	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R2
Actual	1,000.00	1,016.20	5.08	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,018.90	2.44	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

High Yield Fund
Class A
Actual	1,000.00	1,025.90	5.06	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class B
Actual	1,000.00	1,023.80	8.11	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class C
Actual	1,000.00	1,022.80	8.11	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R2
Actual	1,000.00	1,025.20	6.84	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class R5
Actual	1,000.00	1,027.90	4.04	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,027.00	3.78	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

350	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
High Yield Fund (continued)
Select Class
Actual	$1,000.00	$1,027.80	$4.29	0.84%
Hypothetical	1,000.00	1,020.97	4.28	0.84

Inflation Managed Bond Fund
Class A
Actual	1,000.00	1,016.30	3.76	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class C
Actual	1,000.00	1,013.10	7.05	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R2
Actual	1,000.00	1,015.80	5.03	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,017.30	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,017.70	2.49	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Select Class
Actual	1,000.00	1,017.10	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

Limited Duration Bond Fund
Class A
Actual	1,000.00	1,007.00	3.44	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68
Class B
Actual	1,000.00	1,003.80	5.96	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class C
Actual	1,000.00	1,004.90	5.96	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class R6
Actual	1,000.00	1,009.30	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
Select Class
Actual	1,000.00	1,007.40	2.18	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,019.70	3.31	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class C
Actual	1,000.00	1,017.80	5.90	1.15
Hypothetical	1,000.00	1,019.36	5.90	1.15
Class R6
Actual	1,000.00	1,022.20	1.27	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Select Class
Actual	1,000.00	1,021.50	2.04	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	351

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio

Short Duration Bond Fund
Class A
Actual	$1,000.00	$1,001.70	$4.04	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class B
Actual	1,000.00	999.50	6.55	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	999.50	6.55	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R6
Actual	1,000.00	1,004.10	1.52	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Select Class
Actual	1,000.00	1,002.80	2.78	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Short Duration High Yield Fund
Class A
Actual	1,000.00	1,012.40	4.44	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class C
Actual	1,000.00	1,009.60	6.93	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R6
Actual	1,000.00	1,014.40	2.45	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Select Class
Actual	1,000.00	1,013.60	3.20	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

Treasury & Agency Fund
Class A
Actual	1,000.00	999.80	3.53	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class B
Actual	1,000.00	997.30	6.04	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,001.00	2.27	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

352	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	353

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, and Treasury & Agency Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Inflation Managed Bond Fund and Short Duration High Yield Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

354	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s performance was in the third, fourth, and fourth quintiles for Class A shares and in the third, third and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Core Plus Bond Fund’s performance was in the second, third and second quintiles for Class A shares and in the first, second and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Government Bond Fund’s performance was in the fourth, first and second quintiles for Class A shares and in the fourth, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the High Yield Fund’s performance was in the third, fourth and third quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and in the third quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2013, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Inflation Managed Bond Fund’s performance was in the first and fourth quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2013, respectively. The Trustees also noted and discussed the risk and return assessments of the Fund made by the independent consultant. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Fixed Income Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Limited Duration Bond Fund’s performance was in the first, third and second quintiles for Class A shares and in the first, second, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s performance was in the second, second and first quintiles for Class A shares and in the first, second, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Short Duration Bond Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2013, and in the first, first, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and,

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	355

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Short Duration High Yield Fund since its inception on March 1, 2013 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable

The Trustees noted that the Treasury & Agency Fund’s performance was in the fourth, third and second quintiles for Class A shares and in the third, second, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Adviser, JPMDS and JPMFM agreed to additional fee waivers and/or expense reimbursements for certain share classes of the High Yield Fund effective November 1, 2014. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Core Plus Bond Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Government Bond Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the High Yield Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, including the additional fee waivers that would take effect on November 1, 2014 for share classes except Class A and Class B, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Inflation Managed Bond Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Limited Duration Bond Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Short Duration Bond Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

356	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

The Trustees noted that the Short Duration High Yield Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Treasury & Agency Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	357

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Inflation Managed Bond Fund and Short Duration High Yield Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

358	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Treasury & Agency Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

AUGUST 31, 2014	J.P. MORGAN INCOME FUNDS	359

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. August 2014.	SAN-INC2-814

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 7, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer

November 7, 2014